UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21864

WisdomTree Trust

(Exact name of registrant as specified in charter)

245 Park Avenue, 35th Floor

New York, NY 10167

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

1209 Orange Street

Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: (866) 909-9473

Date of fiscal year end: March 31

Date of reporting period: March 31, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached herewith.

WisdomTree Trust

Developed World ex-U.S. and Currency Hedged Equity Funds

Annual Report

March 31, 2018

WisdomTree Australia Dividend Fund (AUSE)

WisdomTree Europe Hedged Equity Fund (HEDJ)

WisdomTree Europe Hedged SmallCap Equity Fund (EUSC)

WisdomTree Europe Quality Dividend Growth Fund (EUDG)

WisdomTree Europe SmallCap Dividend Fund (DFE)

WisdomTree Germany Hedged Equity Fund (DXGE)

WisdomTree International Dividend ex-Financials Fund (DOO)

WisdomTree International Equity Fund (DWM)

WisdomTree International Hedged Quality Dividend Growth Fund (IHDG)

WisdomTree International High Dividend Fund (DTH)

WisdomTree International LargeCap Dividend Fund (DOL)

WisdomTree International MidCap Dividend Fund (DIM)

WisdomTree International Quality Dividend Growth Fund (IQDG)

WisdomTree International SmallCap Dividend Fund (DLS)

WisdomTree Japan Hedged Equity Fund (DXJ)

WisdomTree Japan Hedged Financials Fund (DXJF)

WisdomTree Japan Hedged Quality Dividend Growth Fund (JHDG)

WisdomTree Japan Hedged SmallCap Equity Fund (DXJS)

WisdomTree Japan SmallCap Dividend Fund (DFJ)

“WisdomTree” is a registered mark of WisdomTree Investments, Inc. and is licensed for use by the WisdomTree Trust.

Management’s Discussion of Funds’ Performance

(unaudited)

Market Environment Overview

International equity markets, as measured by the MSCI EAFE Index, a broad measure of equity performance for the developed world outside the U.S. and Canada, returned 14.80% in the 12-month period that ended March 31, 2018 (the “period”), which outperformed the S&P 500 Index by 0.81%. Measured in local currency, the MSCI EAFE Index returned 5.34% over the period, lagging the return of the S&P 500 Index by 8.65%. It is important to note that when foreign currencies weaken or strengthen relative to the U.S. dollar, there is also an impact on the returns experienced by U.S. investors who invest overseas. Over the period, the U.S. dollar experienced significant depreciation (i.e. weakened) against most major currencies. In particular, the British pound, Japanese yen, and the Euro (which account for about 75% of the MSCI EAFE Index’s currency exposure) all experienced positive spot returns over the period against the U.S. dollar.

Ultimately, non-U.S. international equities saw fairly muted returns as a byproduct of appreciating local currencies and political uncertainties that surround these major markets, particularly in Europe. While the first half of the period could be characterized by a rebound in European economic activity and improving investor sentiment, geopolitical tension was on the rise in Europe due to elections in England, France, and Italy. In Japan, we continued to see momentum in economic growth through 2017 carry over into the first quarter of 2018. Unemployment fell to a 20 year low, as the manufacturing sector continued to expand. While there is some concern over domestic political shakeups, there continues to be a strong desire for the European nations to continue reforms aimed at boosting economic growth.

Mid-way through 2017, U.K. Prime Minister Theresa May called a snap-election in an effort to secure a larger parliamentary majority. Unfortunately for her party, the election resulted in a net reduction in Tory seats forcing her into a confidence and supply agreement with the Northern Irish Democratic Unionist Party. Outside of politics, the U.K. witnessed three straight reported quarters of positive, albeit small, GDP growth numbers. Employment has surged from the end of 2017 through the first quarter of 2018, as nominal wage growth picked up and price pressures are eased.

Mainland Europe (Eurozone) also saw three straight quarters of robust and improving economic data through 2017. However, the first quarter of 2018 saw a near-term reversal of this trend. While unemployment levels remained at multi-year lows, much of the recent economic data came in weaker than expected which has weighed on market sentiment. More recently, U.S. President Trump announced tariffs on steel and aluminum products, which increased volatility. In October 2017, Mario Draghi, President of the European Central Bank (ECB), announced that it would begin to methodically scale back its quantitative easing program, citing ‘broad and solid growth.’ While there was a muted reaction in markets to the announcement, many now wonder if interest rate hikes could occur sooner than investors originally anticipated. In local currency terms, all 11 sectors within the MSCI EAFE Index were positive over the period with the Telecommunication Services sector lagging while the Materials and Information Technology sectors were the strongest performers. The Energy sector was a strong performer as energy prices rebounded. A rise in the general commodity complex also served as a tailwind for Materials sector firms. In local currency terms, defensive sectors like Consumer Staples, Telecommunication Services, and Health Care were among the worst performing portions of the MSCI EAFE Index.

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds	1

Management’s Discussion of Funds’ Performance

(unaudited) (continued)

WisdomTree Funds’ Performance Overview

The following table reflects the WisdomTree Funds’ performance versus capitalization-weighted benchmark indexes:

Ticker	WisdomTree Fund	1-Year NAV Return	Performance Benchmark	1-Year Return	Difference
AUSE	WisdomTree Australia Dividend Fund	3.29%	MSCI Pacific ex-Japan Value/MSCI Australia Spliced Index	1.42%	1.87%
HEDJ	WisdomTree Europe Hedged Equity Fund	2.03%	MSCI EAFE Local Currency/MSCI EMU Local Currency Spliced Index	2.21%	-0.18%
EUSC	WisdomTree Europe Hedged SmallCap Equity Fund	9.88%	MSCI European and Monetary Union (EMU) Small Cap Local Currency Index	12.26%	-2.38%
EUDG	WisdomTree Europe Quality Dividend Growth Fund	15.03%	MSCI Europe Index	14.49%	0.54%
DFE	WisdomTree Europe SmallCap Dividend Fund	20.94%	MSCI Europe Small Cap Index	24.54%	-3.60%
DXGE	WisdomTree Germany Hedged Equity Fund	4.63%	MSCI Germany Local Currency Index	-1.19%	5.82%
DOO	WisdomTree International Dividend ex-Financials Fund	12.84%	MSCI EAFE Value Index	12.19%	0.65%
DWM	WisdomTree International Equity Fund	13.61%	MSCI EAFE Index	14.80%	-1.19%
IHDG	WisdomTree International Hedged Quality Dividend Growth Fund	9.05%	MSCI EAFE Local Currency Index	5.34%	3.71%
DTH	WisdomTree International High Dividend Fund	11.12%	MSCI EAFE Value Index	12.19%	-1.07%
DOL	WisdomTree International LargeCap Dividend Fund	12.41%	MSCI EAFE Index	14.80%	-2.39%
DIM	WisdomTree International MidCap Dividend Fund	16.87%	MSCI EAFE Mid Cap Index	18.07%	-1.20%
IQDG	WisdomTree International Quality Dividend Growth Fund	18.33%	MSCI EAFE Index	14.80%	3.53%
DLS	WisdomTree International SmallCap Dividend Fund	19.91%	MSCI EAFE Small Cap Index	23.49%	-3.58%
DXJ	WisdomTree Japan Hedged Equity Fund	13.45%	MSCI Japan/MSCI Japan Local Currency Spliced Index	14.19%	-0.74%
DXJF	WisdomTree Japan Hedged Financials Fund	4.44%	MSCI Japan Local Currency Index	14.19%	-9.75%
JHDG	WisdomTree Japan Hedged Quality Dividend Growth Fund	15.56%	JPX-Nikkei 400 Local Currency Index	14.31%	1.25%
DXJS	WisdomTree Japan Hedged SmallCap Equity Fund	20.42%	MSCI Japan Small Cap Local Currency Index	19.79%	0.63%
DFJ	WisdomTree Japan SmallCap Dividend Fund	23.84%	MSCI Japan Small Cap Index	25.51%	-1.67%

WisdomTree’s international dividend-weighted funds are designed to track indexes based on the dividend stream generated by the companies included in the index. The dividend stream is defined as the sum of all dividends paid over the prior 12 months for each company. There are two primary factors that drive performance differentials versus market cap-weighted benchmarks. The first is aggregate exposure to one or more sectors or countries. The second is stock selection within each sector or country. Both of these are determined as part of WisdomTree’s rules-based index methodology. These exposures are not subjectively determined. Rather, they are objectively determined at the Index rebalancing dates based on the dividend stream.

WisdomTree’s best performing fund for the period was the WisdomTree Japan SmallCap Dividend Fund (DFJ) which returned 23.84% based on NAV. This strategy underperformed its benchmark, the MSCI Japan Small Cap Index by 1.67%. Small-cap companies in Japan have been some of the top beneficiaries of a growing Japanese economy, and by being unhedged, DFJ generated additional total return from local

2	WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

Management’s Discussion of Funds’ Performance

(unaudited) (continued)

currency appreciation against the U.S. dollar. The best relative outperformer in the suite was the WisdomTree Germany Hedged Equity Fund (DXGE), which outperformed the MSCI Germany Local Currency Index by 5.82% during the period based on NAV. This was due in large part from its overweight in the Consumer Discretionary sector, and its underweights in the Telecommunication Services and Consumer Staples sectors.

By and large, the vast majority of WisdomTree small-cap strategies have continued to perform favorably over the period and outperform their large-cap counterparts. Such strong small-cap performers are the WisdomTree Japan SmallCap Dividend Fund (DFJ), WisdomTree Europe SmallCap Dividend Fund (DFE), the WisdomTree International SmallCap Dividend Fund (DLS), the WisdomTree Japan Hedged SmallCap Equity Fund (DXJS), and the WisdomTree Europe Hedged SmallCap Equity Fund (EUSC), respectively returning 23.84%, 20.94%, 19.91%, 20.42%, and 9.88%. Small-cap equities came into focus in these markets as fears of recession and economic slowdowns from earlier in the period gave way to renewed emphasis on reflation and growth. Given the volatile environment for equities over the period, the fundamental screens for “return on equity” and “return on assets” helped these funds outperform.

Fund returns are shown at NAV. Please see Performance Summaries on the subsequent pages for more complete performance information. Please see pages 23-25 for the list of index descriptions.

Fund performance assumes reinvestment of dividends and capital gain distributions. An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore, index returns do not reflect deductions for fees or expenses and an index is not available for direct investment. In comparison, the Funds’ performance is negatively impacted by these deductions. Fund returns do not reflect brokerage commissions or taxes on transactions in Fund shares or taxes that a shareholder would pay on Fund distributions. Past performance is no guarantee of future results. For the most recent month-end performance information visit www.wisdomtree.com.

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds	3

Performance Summary (unaudited)

WisdomTree Australia Dividend Fund (AUSE)

Sector Breakdown† as of 3/31/18

Sector	% of Net Assets
Financials	23.5%
Consumer Discretionary	16.3%
Materials	13.4%
Industrials	11.3%
Consumer Staples	10.6%
Health Care	8.2%
Information Technology	6.2%
Telecommunication Services	4.8%
Energy	3.8%
Utilities	1.1%
Other Assets less Liabilities‡	0.8%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings* as of 3/31/18

Description	% of Net Assets
Tabcorp Holdings Ltd.	3.9%
Harvey Norman Holdings Ltd.	3.8%
National Australia Bank Ltd.	2.9%
Macquarie Group Ltd.	2.9%
Flight Centre Travel Group Ltd.	2.8%
Fortescue Metals Group Ltd.	2.7%
Westpac Banking Corp.	2.7%
AMP Ltd.	2.5%
Australia & New Zealand Banking Group Ltd.	2.5%
Crown Resorts Ltd.	2.4%
*	The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree Australia Dividend Fund (the ‘‘Fund’’) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree Australia Dividend Index.

The Fund returned 3.29% at net asset value (“NAV”) for the fiscal year ending March 31, 2018 (for more complete information please see table below). The Fund benefited from its investment in Materials, which contributed positively to performance. The Fund’s position in Telecommunication Services detracted from performance.

The following performance table is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of the Fund’s portfolio securities.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore, index returns do not reflect deductions for fees or expenses and the index is not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns do not reflect brokerage commissions or taxes a shareholder would pay on the sale of Fund shares or on Fund distributions. As of the Fund’s current prospectus dated August 1, 2017, the Fund’s annual expense ratio was 0.58%.

Performance as of 3/31/18

	Average Annual Total Return
	1 Year	3 Year	5 Year	10 Year	Since Inception[1]
Fund NAV Returns	3.29%	4.86%	1.00%	4.10%	6.27%
Fund Market Price Returns	4.02%	5.57%	1.07%	4.12%	6.35%
WisdomTree Pacific ex-Japan Equity Income/Australia Dividend Spliced Index[2]	3.63%	5.35%	1.39%	4.52%	6.76%
MSCI Pacific ex-Japan Value/MSCI Australia Spliced Index[3]	1.42%	3.09%	0.83%	3.77%	5.61%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca, Inc. on June 16, 2006.
[2]	WisdomTree Pacific ex-Japan Equity Income Index through June 17, 2011; WisdomTree Australia Dividend Index thereafter.
[3]	MSCI Pacific ex-Japan Value Index through June 17, 2011; MSCI Australia Index thereafter.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data for the most recent month-end is available at www.wisdomtree.com. WisdomTree shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. eastern time NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

4	WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

Performance Summary (unaudited)

WisdomTree Europe Hedged Equity Fund (HEDJ)

Sector Breakdown† as of 3/31/18

Sector	% of Net Assets
Consumer Staples	19.4%
Consumer Discretionary	19.0%
Industrials	15.2%
Financials	12.2%
Materials	11.7%
Health Care	9.4%
Information Technology	7.1%
Telecommunication Services	4.1%
Energy	1.5%
Utilities	0.1%
Other Assets less Liabilities‡	0.3%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings* as of 3/31/18

Description	% of Net Assets
Anheuser-Busch InBev S.A.	5.6%
Banco Santander S.A.	4.7%
Daimler AG, Registered Shares	4.4%
Telefonica S.A.	4.1%
Banco Bilbao Vizcaya Argentaria S.A.	4.0%
Unilever N.V., CVA	3.9%
Sanofi	3.7%
LVMH Moet Hennessy Louis Vuitton SE	3.3%
BASF SE	3.2%
Siemens AG, Registered Shares	3.0%
*	The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree Europe Hedged Equity Fund (the ‘‘Fund’’) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree Europe Hedged Equity Index.

The Fund returned 2.03% at net asset value (“NAV”) for the fiscal year ending March 31, 2018 (for more complete information please see table below). The Fund benefited from its investment in France, which had positive returns. The Fund’s position in Austria detracted from performance. During the fiscal year, the Fund utilized forward foreign currency contracts to offset euro currency exposure from positions in European equities. The Fund’s use of forward foreign currency contracts detracted from Fund performance as a result of the U.S. dollar weakening against the euro during the fiscal year. The Fund also utilized equity futures contracts on a temporary basis during the fiscal year to obtain market exposure consistent with the Fund’s investment objective as part of its annual portfolio rebalance. The Fund’s use of equity futures contracts contributed positively to Fund performance.

The following performance table is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of the Fund’s portfolio securities.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore, index returns do not reflect deductions for fees or expenses and the index is not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns do not reflect brokerage commissions or taxes a shareholder would pay on the sale of Fund shares or on Fund distributions. As of the Fund’s current prospectus dated August 1, 2017, the Fund’s annual expense ratio was 0.58%.

Performance as of 3/31/18

	Average Annual Total Return
	1 Year	3 Year	5 Year	Since Inception[1]
Fund NAV Returns	2.03%	2.97%	9.40%	7.61%
Fund Market Price Returns	2.13%	3.02%	9.29%	7.63%
WisdomTree DEFA International Hedged Equity/Europe Hedged Equity Spliced Index[2]	2.35%	3.47%	9.85%	8.11%
MSCI EAFE Local Currency/MSCI EMU Local Currency Spliced Index[3]	2.21%	1.87%	9.56%	6.98%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca, Inc. on December 31, 2009.
[2]	WisdomTree DEFA International Hedged Equity Index through August 29, 2012; WisdomTree Europe Hedged Equity Index thereafter.
[3]	MSCI EAFE Local Currency Index through August 29, 2012; MSCI EMU Local Currency Index thereafter.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data for the most recent month-end is available at www.wisdomtree.com. WisdomTree shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. eastern time NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds	5

Performance Summary (unaudited)

WisdomTree Europe Hedged SmallCap Equity Fund (EUSC)

Sector Breakdown† as of 3/31/18

Sector	% of Net Assets
Industrials	23.1%
Financials	18.5%
Consumer Discretionary	15.6%
Utilities	9.1%
Materials	7.8%
Consumer Staples	5.7%
Information Technology	5.3%
Real Estate	5.1%
Telecommunication Services	4.2%
Energy	2.6%
Health Care	2.4%
Other Assets less Liabilities‡	0.6%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings* as of 3/31/18

Description	% of Net Assets
UnipolSai Assicurazioni SpA	1.9%
ASR Nederland N.V.	1.5%
FinecoBank Banca Fineco SpA	1.4%
bpost S.A.	1.4%
Edenred	1.3%
Nokian Renkaat Oyj	1.3%
Hugo Boss AG	1.3%
UNIQA Insurance Group AG	1.2%
LEG Immobilien AG	1.2%
Eutelsat Communications S.A.	1.1%
*	The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree Europe Hedged SmallCap Equity Fund (the ‘‘Fund’’) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree Europe Hedged SmallCap Equity Index.

The Fund returned 9.88% at net asset value (“NAV”) for the fiscal year ending March 31, 2018 (for more complete information please see table below). The Fund benefited from its investment in Italy while its position in Ireland contributed least positively to performance. During the fiscal year, the Fund utilized forward foreign currency contracts to offset euro currency exposure from positions in European equities. The Fund’s use of forward foreign currency contracts detracted from Fund performance as a result of the U.S. dollar weakening against the euro during the fiscal year.

The following performance table is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of the Fund’s portfolio securities.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore, index returns do not reflect deductions for fees or expenses and the index is not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns do not reflect brokerage commissions or taxes a shareholder would pay on the sale of Fund shares or on Fund distributions. As of the Fund’s current prospectus dated August 1, 2017, the Fund’s annual expense ratio was 0.58%.

Performance as of 3/31/18

	Average Annual Total Return
	1 Year	3 Year	Since Inception[1]
Fund NAV Returns	9.88%	8.72%	10.01%
Fund Market Price Returns	9.94%	8.71%	9.68%
WisdomTree Europe Hedged SmallCap Equity Index	9.52%	8.91%	10.17%
MSCI European Economic and Monetary Union (EMU) Small Cap Local Currency Index	12.26%	8.96%	10.30%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca, Inc. on March 4, 2015.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data for the most recent month-end is available at www.wisdomtree.com. WisdomTree shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. eastern time NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

6	WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

Performance Summary (unaudited)

WisdomTree Europe Quality Dividend Growth Fund (EUDG)

Sector Breakdown† as of 3/31/18

Sector	% of Net Assets
Consumer Discretionary	20.1%
Industrials	19.8%
Consumer Staples	19.0%
Health Care	16.1%
Information Technology	10.8%
Materials	6.5%
Financials	4.1%
Real Estate	2.1%
Telecommunication Services	0.6%
Energy	0.5%
Other Assets less Liabilities‡	0.4%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings* as of 3/31/18

Description	% of Net Assets
Roche Holding AG, Genusschein	5.5%
Novo Nordisk A/S, Class B	4.9%
British American Tobacco PLC	3.6%
Unilever N.V., CVA	3.5%
LVMH Moet Hennessy Louis Vuitton SE	3.1%
SAP SE	3.0%
Diageo PLC	3.0%
Unilever PLC	2.4%
Airbus SE	2.4%
ABB Ltd., Registered Shares	2.3%
*	The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree Europe Quality Dividend Growth Fund (the ‘‘Fund’’) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree Europe Quality Dividend Growth Index.

The Fund returned 15.03% at net asset value (“NAV”) for the fiscal year ending March 31, 2018 (for more complete information please see table below). The Fund’s position in Germany contributed to performance while its position in Austria detracted from performance.

The following performance table is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of the Fund’s portfolio securities.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore, index returns do not reflect deductions for fees or expenses and the index is not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns do not reflect brokerage commissions or taxes a shareholder would pay on the sale of Fund shares or on Fund distributions. As of the Fund’s current prospectus dated August 1, 2017, the Fund’s annual expense ratio was 0.58%.

Performance as of 3/31/18

	Average Annual Total Return
	1 Year	3 Year	Since Inception[1]
Fund NAV Returns	15.03%	6.26%	3.03%
Fund Market Price Returns	15.49%	6.38%	3.07%
WisdomTree Europe Quality Dividend Growth Index	15.68%	6.80%	3.52%
MSCI Europe Index	14.49%	4.79%	1.67%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca, Inc. on May 7, 2014.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data for the most recent month-end is available at www.wisdomtree.com. WisdomTree shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. eastern time NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds	7

Performance Summary (unaudited)

WisdomTree Europe SmallCap Dividend Fund (DFE)

Sector Breakdown† as of 3/31/18

Sector	% of Net Assets
Industrials	24.4%
Consumer Discretionary	16.2%
Financials	14.7%
Information Technology	8.5%
Materials	8.0%
Consumer Staples	7.4%
Real Estate	6.6%
Utilities	3.9%
Energy	3.8%
Telecommunication Services	2.8%
Health Care	2.6%
Investment Company	0.4%
Other Assets less Liabilities‡	0.7%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings* as of 3/31/18

Description	% of Net Assets
AURELIUS Equity Opportunities SE & Co. KGaA	1.2%
ERG SpA	1.1%
Enav SpA	1.0%
GAM Holding AG	1.0%
Tieto Oyj	0.9%
BE Semiconductor Industries N.V.	0.9%
REN - Redes Energeticas Nacionais, SGPS, S.A.	0.9%
Sonae, SGPS, S.A.	0.9%
Gaztransport Et Technigaz S.A.	0.8%
Vedanta Resources PLC	0.8%
*	The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree Europe SmallCap Dividend Fund (the ‘‘Fund’’) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree Europe SmallCap Dividend Index.

The Fund returned 20.94% at net asset value (“NAV”) for the fiscal year ending March 31, 2018 (for more complete information please see table below). The Fund’s position in United Kingdom contributed to performance while its position in Ireland created a drag on performance.

The following performance table is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of the Fund’s portfolio securities.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore, index returns do not reflect deductions for fees or expenses and the index is not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns do not reflect brokerage commissions or taxes a shareholder would pay on the sale of Fund shares or on Fund distributions. As of the Fund’s current prospectus dated August 1, 2017, the Fund’s annual expense ratio was 0.58%.

Performance as of 3/31/18

	Average Annual Total Return
	1 Year	3 Year	5 Year	10 Year	Since Inception[1]
Fund NAV Returns	20.94%	11.18%	14.04%	6.21%	7.26%
Fund Market Price Returns	21.70%	11.43%	14.30%	6.29%	7.21%
WisdomTree Europe SmallCap Dividend Index	21.32%	11.75%	14.96%	6.92%	7.80%
MSCI Europe Small Cap Index	24.54%	11.88%	12.65%	6.64%	7.57%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca, Inc. on June 16, 2006.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data for the most recent month-end is available at www.wisdomtree.com. WisdomTree shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. eastern time NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

8	WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

Performance Summary (unaudited)

WisdomTree Germany Hedged Equity Fund (DXGE)

Sector Breakdown† as of 3/31/18

Sector	% of Net Assets
Consumer Discretionary	25.3%
Industrials	18.2%
Financials	17.5%
Materials	14.7%
Health Care	6.8%
Information Technology	5.5%
Utilities	4.9%
Telecommunication Services	4.2%
Consumer Staples	2.3%
Other Assets less Liabilities‡	0.6%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings* as of 3/31/18

Description	% of Net Assets
Allianz SE, Registered Shares	6.4%
Daimler AG, Registered Shares	6.0%
Bayerische Motoren Werke AG	5.6%
BASF SE	5.5%
Siemens AG, Registered Shares	4.7%
Deutsche Telekom AG, Registered Shares	4.2%
Bayer AG, Registered Shares	4.1%
Muenchener Rueckversicherungs - Gesellschaft AG, Registered Shares	4.0%
Deutsche Post AG, Registered Shares	4.0%
SAP SE	3.7%
*	The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree Germany Hedged Equity Fund (the ‘‘Fund’’) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree Germany Hedged Equity Index.

The Fund returned 4.63% at net asset value (“NAV”) for the fiscal year ending March 31, 2018 (for more complete information please see table below). The Fund’s position in Consumer Discretionary contributed positively to performance while its position in Telecommunication Services contributed negatively to performance. During the fiscal year, the Fund utilized forward foreign currency contracts to offset euro currency exposure from positions in German equities. The Fund’s use of forward foreign currency contracts detracted from Fund performance as a result of the U.S. dollar weakening against the euro during the fiscal year.

The following performance table is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of the Fund’s portfolio securities.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore, index returns do not reflect deductions for fees or expenses and the index is not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns do not reflect brokerage commissions or taxes a shareholder would pay on the sale of Fund shares or on Fund distributions. As of the Fund’s current prospectus dated August 1, 2017, the Fund’s annual expense ratio was 0.48%.

Performance as of 3/31/18

	Average Annual Total Return
	1 Year	3 Year	Since Inception[1]
Fund NAV Returns	4.63%	3.43%	9.14%
Fund Market Price Returns	4.84%	3.60%	9.01%
WisdomTree Germany Hedged Equity Index	4.83%	3.66%	9.37%
MSCI Germany Local Currency Index	-1.19%	0.04%	7.05%
[1]	Total returns are calculated based on the commencement of Fund trading on the NASDAQ on October 17, 2013.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data for the most recent month-end is available at www.wisdomtree.com. WisdomTree shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. eastern time NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds	9

Performance Summary (unaudited)

WisdomTree International Dividend ex-Financials Fund (DOO)

Sector Breakdown† as of 3/31/18

Sector	% of Net Assets
Utilities	15.3%
Energy	14.9%
Telecommunication Services	14.1%
Industrials	11.6%
Materials	10.5%
Consumer Discretionary	10.4%
Health Care	8.3%
Consumer Staples	8.0%
Information Technology	6.2%
Investment Company	0.1%
Other Assets less Liabilities‡	0.6%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings* as of 3/31/18

Description	% of Net Assets
Electricite de France S.A.	2.9%
Royal Dutch Shell PLC, Class A	2.2%
Telenor ASA	2.1%
Engie S.A.	2.1%
BP PLC	1.9%
Statoil ASA	1.9%
Telia Co. AB	1.8%
Eni SpA	1.7%
Enel SpA	1.6%
Daimler AG, Registered Shares	1.6%
*	The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree International Dividend ex-Financials Fund (the ‘‘Fund’’) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree International Dividend ex-Financials Index.

The Fund returned 12.84% at net asset value (“NAV”) for the fiscal year ending March 31, 2018 (for more complete information please see table below). The Fund benefited from its investment in France, which contributed positively to performance. The Fund’s position in Israel detracted from performance.

The following performance table is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of the Fund’s portfolio securities.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore, index returns do not reflect deductions for fees or expenses and the index is not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns do not reflect brokerage commissions or taxes a shareholder would pay on the sale of Fund shares or on Fund distributions. As of the Fund’s current prospectus dated August 1, 2017, the Fund’s annual expense ratio was 0.58%.

Performance as of 3/31/18

	Average Annual Total Return
	1 Year	3 Year	5 Year	10 Year	Since Inception[1]
Fund NAV Returns	12.84%	3.43%	4.67%	1.05%	3.32%
Fund Market Price Returns	13.07%	3.55%	4.74%	1.07%	3.26%
WisdomTree International Dividend Top 100/International Dividend ex-Financials Spliced Index	13.08%	3.74%	4.98%	1.14%	3.53%
MSCI EAFE Value Index	12.19%	4.29%	5.78%	1.97%	3.08%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca, Inc. on June 16, 2006.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data for the most recent month-end is available at www.wisdomtree.com. WisdomTree shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. eastern time NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

10	WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

Performance Summary (unaudited)

WisdomTree International Equity Fund (DWM)

Sector Breakdown† as of 3/31/18

Sector	% of Net Assets
Financials	22.3%
Industrials	12.9%
Consumer Discretionary	12.1%
Consumer Staples	9.3%
Energy	9.2%
Health Care	8.0%
Telecommunication Services	7.1%
Materials	6.4%
Utilities	5.9%
Information Technology	3.6%
Real Estate	2.6%
Investment Company	0.0%	*
Other Assets less Liabilities‡	0.6%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

*	Represents less than 0.1%.

Top Ten Holdings* as of 3/31/18

Description	% of Net Assets
Royal Dutch Shell PLC, Class A	1.7%
HSBC Holdings PLC	1.6%
BP PLC	1.5%
Royal Dutch Shell PLC, Class B	1.5%
Toyota Motor Corp.	1.3%
TOTAL S.A.	1.3%
Novartis AG, Registered Shares	1.3%
Nestle S.A., Registered Shares	1.2%
Anheuser-Busch InBev S.A.	1.2%
China Mobile Ltd.	1.1%
*	The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree International Equity Fund (the ‘‘Fund’’) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree International Equity Index.

The Fund returned 13.61% at net asset value (“NAV”) for the fiscal year ending March 31, 2018 (for more complete information please see table below). The Fund benefited most from its investment in Japan, which contributed positively to performance. The Fund’s position in Australia was a drag on performance.

The following performance table is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of the Fund’s portfolio securities.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore, index returns do not reflect deductions for fees or expenses and the index is not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns do not reflect brokerage commissions or taxes a shareholder would pay on the sale of Fund shares or on Fund distributions. As of the Fund’s current prospectus dated August 1, 2017, the Fund’s annual expense ratio was 0.48%.

Performance as of 3/31/18

	Average Annual Total Return
	1 Year	3 Year	5 Year	10 Year	Since Inception[1]
Fund NAV Returns	13.61%	5.26%	6.46%	2.55%	4.35%
Fund Market Price Returns	13.58%	5.32%	6.39%	2.52%	4.37%
WisdomTree International Equity Index	14.16%	5.60%	6.70%	2.87%	4.69%
MSCI EAFE Index	14.80%	5.55%	6.50%	2.74%	4.06%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca, Inc. on June 16, 2006.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data for the most recent month-end is available at www.wisdomtree.com. WisdomTree shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. eastern time NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds	11

Performance Summary (unaudited)

WisdomTree International Hedged Quality Dividend Growth Fund (IHDG)

Sector Breakdown† as of 3/31/18

Sector	% of Net Assets
Consumer Discretionary	19.7%
Consumer Staples	18.6%
Health Care	18.5%
Industrials	17.6%
Information Technology	11.9%
Materials	5.0%
Financials	3.5%
Real Estate	3.4%
Telecommunication Services	0.8%
Energy	0.5%
Other Assets less Liabilities‡	0.5%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings* as of 3/31/18

Description	% of Net Assets
Roche Holding AG, Genusschein	5.1%
Novo Nordisk A/S, Class B	5.0%
Unilever N.V., CVA	4.2%
LVMH Moet Hennessy Louis Vuitton SE	3.5%
Airbus SE	3.2%
British American Tobacco PLC	3.1%
Diageo PLC	2.7%
Unilever PLC	2.4%
China Overseas Land & Investment Ltd.	2.3%
Industria de Diseno Textil S.A.	2.1%
*	The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree International Hedged Quality Dividend Growth Fund (the ‘‘Fund’’) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree International Hedged Quality Dividend Growth Index.

The Fund returned 9.05% at net asset value (“NAV”) for the fiscal year ending March 31, 2018 (for more complete performance information please see table below). The Fund’s position in the Netherlands contributed positively to performance while its position in Israel contributed negatively to performance. During the fiscal year, the Fund utilized forward foreign currency contracts to offset applicable international currency exposure from positions in international equities. The Fund’s use of forward foreign currency contracts detracted from performance as a result of the overall depreciation in the U.S. dollar against applicable international currencies during the fiscal year. The Fund also utilized equity futures contracts on a temporary basis during the fiscal year to obtain market exposure consistent with the Fund’s investment objective as part of its annual portfolio rebalance. The Fund’s use of equity futures contracts contributed positively to Fund performance.

The following performance table is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of the Fund’s portfolio securities.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore, index returns do not reflect deductions for fees or expenses and the index is not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns do not reflect brokerage commissions or taxes a shareholder would pay on the sale of Fund shares or on Fund distributions. As of the Fund’s current prospectus dated August 1, 2017, the Fund’s annual expense ratio was 0.58%.

Performance as of 3/31/18

	Average Annual Total Return
	1 Year	3 Year	Since Inception[1]
Fund NAV Returns	9.05%	6.67%	8.38%
Fund Market Price Returns	9.17%	6.73%	8.26%
WisdomTree International Hedged Quality Dividend Growth Index	10.12%	7.37%	9.10%
MSCI EAFE Local Currency Index	5.34%	3.36%	6.90%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca, Inc. on May 7, 2014.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data for the most recent month-end is available at www.wisdomtree.com. WisdomTree shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. eastern time NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

12	WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

Performance Summary (unaudited)

WisdomTree International High Dividend Fund (DTH)

Sector Breakdown† as of 3/31/18

Sector	% of Net Assets
Financials	23.2%
Energy	13.1%
Consumer Discretionary	10.3%
Telecommunication Services	10.0%
Industrials	9.6%
Utilities	8.9%
Health Care	8.1%
Consumer Staples	6.5%
Materials	5.8%
Real Estate	2.4%
Information Technology	1.5%
Investment Company	0.1%
Other Assets less Liabilities‡	0.5%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings* as of 3/31/18

Description	% of Net Assets
Royal Dutch Shell PLC, Class A	3.1%
BP PLC	2.7%
Toyota Motor Corp.	2.3%
TOTAL S.A.	2.3%
Novartis AG, Registered Shares	2.3%
Anheuser-Busch InBev S.A.	2.0%
HSBC Holdings PLC	2.0%
China Mobile Ltd.	1.8%
Roche Holding AG, Genusschein	1.6%
GlaxoSmithKline PLC	1.4%
*	The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree International High Dividend Fund (the ‘‘Fund’’) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree International High Dividend Index.

The Fund returned 11.12% at net asset value (“NAV”) for the fiscal year ending March 31, 2018 (for more complete performance information please see the table below). The Fund benefited most from its investment in France, which contributed positively to performance. The Fund’s position in Australia was a drag on performance.

The following performance table is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of the Fund’s portfolio securities.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore, index returns do not reflect deductions for fees or expenses and the index is not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns do not reflect brokerage commissions or taxes a shareholder would pay on the sale of Fund shares or on Fund distributions. As of the Fund’s current prospectus dated August 1, 2017, the Fund’s annual expense ratio was 0.58%.

Performance as of 3/31/18

	Average Annual Total Return
	1 Year	3 Year	5 Year	10 Year	Since Inception[1]
Fund NAV Returns	11.12%	4.04%	5.35%	1.61%	3.30%
Fund Market Price Returns	11.41%	4.34%	5.37%	1.65%	3.31%
WisdomTree International High Dividend Index	11.24%	4.27%	5.62%	1.92%	3.81%
MSCI EAFE Value Index	12.19%	4.29%	5.78%	1.97%	3.08%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca, Inc. on June 16, 2006.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data for the most recent month-end is available at www.wisdomtree.com. WisdomTree shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. eastern time NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds	13

Performance Summary (unaudited)

WisdomTree International LargeCap Dividend Fund (DOL)

Sector Breakdown† as of 3/31/18

Sector	% of Net Assets
Financials	23.6%
Energy	12.2%
Consumer Staples	10.5%
Consumer Discretionary	10.3%
Health Care	9.8%
Industrials	9.3%
Telecommunication Services	9.0%
Utilities	5.3%
Materials	4.9%
Information Technology	2.9%
Real Estate	1.4%
Investment Company	0.2%
Other Assets less Liabilities‡	0.6%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings* as of 3/31/18

Description	% of Net Assets
Royal Dutch Shell PLC, Class A	2.5%
BP PLC	2.2%
HSBC Holdings PLC	2.2%
Royal Dutch Shell PLC, Class B	2.1%
Toyota Motor Corp.	1.9%
TOTAL S.A.	1.9%
Novartis AG, Registered Shares	1.9%
Nestle S.A., Registered Shares	1.8%
Anheuser-Busch InBev S.A.	1.7%
China Mobile Ltd.	1.5%
*	The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree International LargeCap Dividend Fund (the ‘‘Fund’’) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree International LargeCap Dividend Index.

The Fund returned 12.41% at net asset value (“NAV”) for the fiscal year ending March 31, 2018 (for more complete performance information please see the table below). The Fund benefited from its investment in France, which contributed positively to performance. The Fund’s position in Australia detracted from performance.

The following performance table is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of the Fund’s portfolio securities.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore, index returns do not reflect deductions for fees or expenses and the index is not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns do not reflect brokerage commissions or taxes a shareholder would pay on the sale of Fund shares or on Fund distributions. As of the Fund’s current prospectus dated August 1, 2017, the Fund’s annual expense ratio was 0.48%.

Performance as of 3/31/18

	Average Annual Total Return
	1 Year	3 Year	5 Year	10 Year	Since Inception[1]
Fund NAV Returns	12.41%	4.00%	5.36%	1.86%	3.67%
Fund Market Price Returns	13.18%	4.21%	5.40%	1.90%	3.66%
WisdomTree International LargeCap Dividend Index	12.57%	4.24%	5.65%	2.03%	3.98%
MSCI EAFE Index	14.80%	5.55%	6.50%	2.74%	4.06%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca, Inc. on June 16, 2006.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data for the most recent month-end is available at www.wisdomtree.com. WisdomTree shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. eastern time NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

14	WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

Performance Summary (unaudited)

WisdomTree International MidCap Dividend Fund (DIM)

Sector Breakdown† as of 3/31/18

Sector	% of Net Assets
Industrials	19.6%
Financials	19.1%
Consumer Discretionary	15.6%
Materials	10.4%
Utilities	8.3%
Consumer Staples	6.4%
Real Estate	6.3%
Information Technology	4.9%
Health Care	3.6%
Telecommunication Services	3.0%
Energy	2.2%
Investment Company	0.0%	*
Other Assets less Liabilities‡	0.6%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

*	Represents less than 0.1%.

Top Ten Holdings* as of 3/31/18

Description	% of Net Assets
Fortum Oyj	1.2%
Standard Life Aberdeen PLC	0.6%
Aegon N.V.	0.6%
Marine Harvest ASA	0.6%
EDP - Energias de Portugal S.A.	0.6%
NN Group N.V.	0.5%
Neste Oyj	0.5%
Fortescue Metals Group Ltd.	0.5%
Poste Italiane SpA	0.5%
Centrica PLC	0.5%
*	The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree International MidCap Dividend Fund (the ‘‘Fund’’) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree International MidCap Dividend Index.

The Fund returned 16.87% at net asset value (“NAV”) for the fiscal year ending March 31, 2018 (for more complete information please see the table below). The Fund’s position in Japan contributed to performance while its position in Israel detracted from performance.

The following performance table is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of the Fund’s portfolio securities.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore, index returns do not reflect deductions for fees or expenses and the index is not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns do not reflect brokerage commissions or taxes a shareholder would pay on the sale of Fund shares or on Fund distributions. As of the Fund’s current prospectus dated August 1, 2017, the Fund’s annual expense ratio was 0.58%.

Performance as of 3/31/18

	Average Annual Total Return
	1 Year	3 Year	5 Year	10 Year	Since Inception[1]
Fund NAV Returns	16.87%	8.07%	8.82%	4.42%	6.02%
Fund Market Price Returns	17.17%	8.28%	8.88%	4.50%	6.03%
WisdomTree International MidCap Dividend Index	17.51%	8.39%	9.23%	4.54%	6.21%
MSCI EAFE Mid Cap Index	18.07%	8.20%	8.96%	4.10%	5.10%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca, Inc. on June 16, 2006.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data for the most recent month-end is available at www.wisdomtree.com. WisdomTree shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. eastern time NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds	15

Performance Summary (unaudited)

WisdomTree International Quality Dividend Growth Fund (IQDG)

Sector Breakdown† as of 3/31/18

Sector	% of Net Assets
Consumer Discretionary	19.5%
Consumer Staples	18.7%
Health Care	18.4%
Industrials	17.7%
Information Technology	11.9%
Materials	5.1%
Real Estate	3.5%
Financials	3.5%
Telecommunication Services	0.7%
Energy	0.4%
Other Assets less Liabilities‡	0.6%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings* as of 3/31/18

Description	% of Net Assets
Novo Nordisk A/S, Class B	5.1%
Roche Holding AG, Genusschein	4.9%
Unilever N.V., CVA	4.1%
LVMH Moet Hennessy Louis Vuitton SE	3.4%
Airbus SE	3.1%
British American Tobacco PLC	3.0%
Diageo PLC	2.9%
Unilever PLC	2.4%
Industria de Diseno Textil S.A.	2.3%
China Overseas Land & Investment Ltd.	2.1%
*	The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree International Quality Dividend Growth Fund (the ‘‘Fund’’) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree International Quality Dividend Growth Index.

The Fund returned 18.33% at net asset value (“NAV”) for the fiscal year ending March 31, 2018 (for more complete information please see the table below). The Fund’s position in the Netherlands contributed positively to performance while its position in Israel contributed most negatively to performance.

The following performance table is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of the Fund’s portfolio securities.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore, index returns do not reflect deductions for fees or expenses and the index is not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns do not reflect brokerage commissions or taxes a shareholder would pay on the sale of Fund shares or on Fund distributions. As of the Fund’s current prospectus dated August 1, 2017, the Fund’s net and gross annual expense ratios were 0.38% and 0.48%, respectively. WisdomTree Asset Management, Inc. has contractually agreed to limit the management fee to 0.38% through July 31, 2018, unless earlier terminated by the Board of Trustees of the Trust for any reason at any time.

Performance as of 3/31/18

	Average Annual Total Return
	1 Year	Since Inception[1]
Fund NAV Returns	18.33%	12.70%
Fund Market Price Returns	18.84%	13.36%
WisdomTree International Quality Dividend Growth Index	18.48%	13.07%
MSCI EAFE Index	14.80%	14.89%
[1]	Total returns are calculated based on the commencement of Fund trading on the Cboe BZX Exchange, Inc. on April 7, 2016.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data for the most recent month-end is available at www.wisdomtree.com. WisdomTree shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. eastern time NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

16	WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

Performance Summary (unaudited)

WisdomTree International SmallCap Dividend Fund (DLS)

Sector Breakdown† as of 3/31/18

Sector	% of Net Assets
Industrials	22.8%
Consumer Discretionary	19.1%
Financials	12.9%
Materials	9.5%
Information Technology	8.9%
Real Estate	7.2%
Consumer Staples	6.8%
Health Care	4.3%
Utilities	2.9%
Energy	2.9%
Telecommunication Services	1.7%
Investment Company	0.4%
Other Assets less Liabilities‡	0.6%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings* as of 3/31/18

Description	% of Net Assets
Venture Corp., Ltd.	0.9%
UNIQA Insurance Group AG	0.7%
Seven Group Holdings Ltd.	0.7%
BE Semiconductor Industries N.V.	0.5%
Flight Centre Travel Group Ltd.	0.5%
Air New Zealand Ltd.	0.5%
Austevoll Seafood ASA	0.5%
Pagegroup PLC	0.5%
Vedanta Resources PLC	0.5%
Genesis Energy Ltd.	0.4%
*	The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree International SmallCap Dividend Fund (the ‘‘Fund’’) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree International SmallCap Dividend Index.

The Fund returned 19.91% at net asset value (“NAV”) for the fiscal year ending March 31, 2018 (for more complete information please see the table below). The Fund’s position in Japan contributed positively to performance while its position in Belgium contributed negatively to performance.

The following performance table is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of the Fund’s portfolio securities.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore, index returns do not reflect deductions for fees or expenses and the index is not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns do not reflect brokerage commissions or taxes a shareholder would pay on the sale of Fund shares or on Fund distributions. As of the Fund’s current prospectus dated August 1, 2017, the Fund’s annual expense ratio was 0.58%.

Performance as of 3/31/18

	Average Annual Total Return
	1 Year	3 Year	5 Year	10 Year	Since Inception[1]
Fund NAV Returns	19.91%	11.89%	10.02%	6.02%	7.06%
Fund Market Price Returns	20.33%	12.19%	10.18%	6.02%	7.08%
WisdomTree International SmallCap Dividend Index	19.72%	12.22%	10.53%	6.58%	7.49%
MSCI EAFE Small Cap Index	23.49%	12.25%	11.10%	6.48%	6.35%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca, Inc. on June 16, 2006.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data for the most recent month-end is available at www.wisdomtree.com. WisdomTree shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. eastern time NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds	17

Performance Summary (unaudited)

WisdomTree Japan Hedged Equity Fund (DXJ)

Sector Breakdown† as of 3/31/18

Sector	% of Net Assets
Consumer Discretionary	24.9%
Industrials	22.6%
Information Technology	13.2%
Financials	12.3%
Health Care	9.1%
Materials	8.8%
Consumer Staples	7.1%
Telecommunication Services	0.6%
Utilities	0.2%
Energy	0.2%
Other Assets less Liabilities‡	1.0%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings* as of 3/31/18

Description	% of Net Assets
Toyota Motor Corp.	5.4%
Mitsubishi UFJ Financial Group, Inc.	3.4%
Sumitomo Mitsui Financial Group, Inc.	3.1%
Nissan Motor Co., Ltd.	3.0%
Canon, Inc.	2.8%
Japan Tobacco, Inc.	2.8%
Honda Motor Co., Ltd.	2.8%
Mizuho Financial Group, Inc.	2.5%
Mitsubishi Corp.	2.2%
Takeda Pharmaceutical Co., Ltd.	1.9%
*	The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree Japan Hedged Equity Fund (the ‘‘Fund’’) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree Japan Hedged Equity Index. The Fund seeks to provide Japanese equity returns while mitigating or ‘‘hedging’’ against fluctuations between the value of the Japanese yen and the U.S. dollar.

The Fund returned 13.45% at net asset value (“NAV”) for the fiscal year ending March 31, 2018 (for more complete information please see the table below). The Fund benefited the most from its investment in Industrials. The Fund’s position in Energy contributed least positively to performance. During the fiscal year, the Fund utilized forward foreign currency contracts to offset Japanese yen currency exposure from positions in Japanese equities. The Fund’s use of forward foreign currency contracts detracted from performance as a result of the U.S. dollar weakening against the Japanese yen during the fiscal year.

The following performance table is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of the Fund’s portfolio securities.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore, index returns do not reflect deductions for fees or expenses and the index is not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns do not reflect brokerage commissions or taxes a shareholder would pay on the sale of Fund shares or on Fund distributions. As of the Fund’s current prospectus dated August 1, 2017, the Fund’s annual expense ratio was 0.48%.

Performance as of 3/31/18

	Average Annual Total Return
	1 Year	3 Year	5 Year	10 Year	Since Inception[1]
Fund NAV Returns	13.45%	3.98%	10.53%	4.78%	3.80%
Fund Market Price Returns	13.46%	4.10%	10.46%	4.81%	3.86%
WisdomTree Japan Dividend/Japan Hedged Equity Spliced Index	14.12%	4.83%	11.44%	5.15%	4.14%
MSCI Japan/MSCI Japan Local Currency Spliced Index	14.19%	4.11%	11.64%	5.39%	4.21%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca, Inc. on June 16, 2006.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data for the most recent month-end is available at www.wisdomtree.com. WisdomTree shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. eastern time NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

18	WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

Performance Summary (unaudited)

WisdomTree Japan Hedged Financials Fund (DXJF)

Industry Breakdown† as of 3/31/18

Industry	% of Net Assets
Banks	49.5%
Insurance	28.4%
Capital Markets	12.6%
Diversified Financial Services	4.3%
Consumer Finance	3.8%
Other Assets less Liabilities‡	1.4%
Total	100.0%

†	The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings* as of 3/31/18

Description	% of Net Assets
Tokio Marine Holdings, Inc.	9.2%
Sompo Holdings, Inc.	4.6%
MS&AD Insurance Group Holdings, Inc.	4.3%
Sumitomo Mitsui Trust Holdings, Inc.	4.3%
Dai-ichi Life Holdings, Inc.	4.3%
Sumitomo Mitsui Financial Group, Inc.	4.2%
Mitsubishi UFJ Financial Group, Inc.	4.0%
Nomura Holdings, Inc.	3.9%
Mizuho Financial Group, Inc.	3.9%
Resona Holdings, Inc.	3.3%
*	The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree Japan Hedged Financials Fund (the ‘‘Fund’’) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree Japan Hedged Financials Index.

The Fund returned 4.44% at net asset value (“NAV”) for the fiscal year ending March 31, 2018 (for more complete information please see the table below). The Fund’s position in Tokio Marine Holdings, Inc. contributed to performance while its position in Suruga Bank Ltd. detracted from performance. During the fiscal year, the Fund utilized forward foreign currency contracts to offset Japanese yen currency exposure from positions in Japanese equities. The Fund’s use of forward foreign currency contracts detracted from performance as a result of the U.S. dollar weakening against the Japanese yen during the fiscal year.

The following performance table is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of the Fund’s portfolio securities.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore, index returns do not reflect deductions for fees or expenses and the index is not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns do not reflect brokerage commissions or taxes a shareholder would pay on the sale of Fund shares or on Fund distributions. As of the Fund’s current prospectus dated August 1, 2017, the Fund’s annual expense ratio was 0.48%.

Performance as of 3/31/18

	Average Annual Total Return
	1 Year	3 Year	Since Inception[1]
Fund NAV Returns	4.44%	-1.47%	4.79%
Fund Market Price Returns	5.72%	-0.98%	5.65%
WisdomTree Japan Hedged Financials Index	5.56%	-0.65%	5.75%
MSCI Japan Local Currency Index	14.19%	4.11%	10.85%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca, Inc. on April 8, 2014.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data for the most recent month-end is available at www.wisdomtree.com. WisdomTree shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. eastern time NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds	19

Performance Summary (unaudited)

WisdomTree Japan Hedged Quality Dividend Growth Fund (JHDG)

Sector Breakdown† as of 3/31/18

Sector	% of Net Assets
Consumer Discretionary	24.8%
Industrials	20.7%
Information Technology	11.8%
Consumer Staples	10.8%
Telecommunication Services	9.6%
Health Care	8.2%
Materials	8.0%
Real Estate	3.0%
Financials	1.8%
Utilities	0.3%
Energy	0.0%	*
Other Assets less Liabilities‡	1.0%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

*	Represents less than 0.1%.

Top Ten Holdings* as of 3/31/18

Description	% of Net Assets
NTT DOCOMO, Inc.	4.9%
Toyota Motor Corp.	4.7%
KDDI Corp.	3.8%
Japan Tobacco, Inc.	3.6%
Nissan Motor Co., Ltd.	3.4%
ITOCHU Corp.	2.4%
Denso Corp.	2.0%
FANUC Corp.	1.9%
Bridgestone Corp.	1.8%
Subaru Corp.	1.7%
*	The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree Japan Hedged Quality Dividend Growth Fund (the ‘‘Fund’’) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree Japan Hedged Quality Dividend Growth Index.

The Fund returned 15.56% at net asset value (“NAV”) for the fiscal year ending March 31, 2018 (for more complete information please see the table below). The Fund benefited from its investment in Industrials while its position in Energy contributed least positively to performance. During the fiscal year, the Fund utilized forward foreign currency contracts to offset Japanese yen currency exposure from positions in Japanese equities. The Fund’s use of forward foreign currency contracts detracted from performance as a result of the U.S. dollar weakening against the Japanese yen during the fiscal year.

The following performance table is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of the Fund’s portfolio securities.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore, index returns do not reflect deductions for fees or expenses and the index is not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns do not reflect brokerage commissions or taxes a shareholder would pay on the sale of Fund shares or on Fund distributions. As of the Fund’s current prospectus dated August 1, 2017, the Fund’s net and gross annual expense ratios were 0.43% and 0.48%, respectively. WisdomTree Asset Management, Inc. has contractually agreed to limit the management fee to 0.43% through July 31, 2018, unless earlier terminated by the Board of Trustees of the Trust for any reason at any time.

Performance as of 3/31/18

	Average Annual Total Return
	1 Year	Since Inception[1]
Fund NAV Returns	15.56%	4.76%
Fund Market Price Returns	15.45%	4.72%
WisdomTree Japan Hedged Quality Dividend Growth Index	15.70%	5.13%
JPX-Nikkei 400 Local Currency Index	14.31%	3.40%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca, Inc. on April 9, 2015.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data for the most recent month-end is available at www.wisdomtree.com. WisdomTree shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. eastern time NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

20	WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

Performance Summary (unaudited)

WisdomTree Japan Hedged SmallCap Equity Fund (DXJS)

Sector Breakdown† as of 3/31/18

Sector	% of Net Assets
Industrials	25.9%
Consumer Discretionary	22.1%
Materials	11.7%
Information Technology	11.2%
Financials	10.5%
Consumer Staples	6.9%
Health Care	5.1%
Real Estate	3.6%
Energy	1.2%
Utilities	0.8%
Other Assets less Liabilities‡	1.0%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings* as of 3/31/18

Description	% of Net Assets
SBI Holdings, Inc.	1.0%
Sojitz Corp.	0.7%
Sankyo Co., Ltd.	0.7%
Aoyama Trading Co., Ltd.	0.6%
Yokohama Rubber Co., Ltd. (The)	0.6%
Open House Co., Ltd.	0.5%
Showa Denko K.K.	0.5%
Canon Marketing Japan, Inc.	0.5%
Matsui Securities Co., Ltd.	0.5%
K’s Holdings Corp.	0.5%
*	The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree Japan Hedged SmallCap Equity Fund (the ‘‘Fund’’) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree Japan Hedged SmallCap Equity Index.

The Fund returned 20.42% at net asset value (“NAV”) for the fiscal year ending March 31, 2018 (for more complete information please see the table below). The Fund benefited from its position in Industrials. The Fund’s position in Utilities contributed negatively to performance. During the fiscal year, the Fund utilized forward foreign currency contracts to offset Japanese yen currency exposure from positions in Japanese equities. The Fund’s use of forward foreign currency contracts detracted from performance as a result of the U.S. dollar weakening against the Japanese yen during the fiscal year.

The following performance table is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of the Fund’s portfolio securities.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore, index returns do not reflect deductions for fees or expenses and the index is not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns do not reflect brokerage commissions or taxes a shareholder would pay on the sale of Fund shares or on Fund distributions. As of the Fund’s current prospectus dated August 1, 2017, the Fund’s annual expense ratio was 0.58%.

Performance as of 3/31/18

	Average Annual Total Return
	1 Year	3 Year	Since Inception[1]
Fund NAV Returns	20.42%	12.10%	15.37%
Fund Market Price Returns	20.29%	12.11%	15.23%
WisdomTree Japan Hedged SmallCap Equity Index	21.25%	12.93%	16.40%
MSCI Japan Small Cap Local Currency Index	19.79%	10.54%	15.35%
[1]	Total returns are calculated based on the commencement of Fund trading on the NASDAQ on June 28, 2013.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data for the most recent month-end is available at www.wisdomtree.com. WisdomTree shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. eastern time NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds	21

Performance Summary (unaudited)

WisdomTree Japan SmallCap Dividend Fund (DFJ)

Sector Breakdown† as of 3/31/18

Sector	% of Net Assets
Industrials	26.1%
Consumer Discretionary	22.0%
Materials	11.8%
Information Technology	11.1%
Financials	10.4%
Consumer Staples	7.0%
Health Care	4.9%
Real Estate	3.6%
Energy	1.2%
Utilities	0.8%
Investment Company	0.0%	*
Other Assets less Liabilities‡	1.1%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

*	Represents less than 0.1%.

Top Ten Holdings* as of 3/31/18

Description	% of Net Assets
SBI Holdings, Inc.	1.0%
Sankyo Co., Ltd.	0.8%
Sojitz Corp.	0.6%
Yokohama Rubber Co., Ltd. (The)	0.6%
Aoyama Trading Co., Ltd.	0.5%
Showa Denko K.K.	0.5%
Leopalace21 Corp.	0.5%
Tokai Tokyo Financial Holdings, Inc.	0.5%
Open House Co., Ltd.	0.5%
Canon Marketing Japan, Inc.	0.5%
*	The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree Japan SmallCap Dividend Fund (the ‘‘Fund’’) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree Japan SmallCap Dividend Index.

The Fund returned 23.84% at net asset value (“NAV”) for the fiscal year ending March 31, 2018 (for more complete information please see the table below). The Fund benefited most from its position in Industrials. The Fund’s position in Utilities contributed least positively to performance. The Fund also utilized equity futures contracts on a temporary basis during the fiscal year to obtain market exposure consistent with the Fund’s investment objective as part of its annual portfolio rebalance. The Fund’s use of equity futures contracts contributed positively to Fund performance.

The following performance table is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of the Fund’s portfolio securities.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore, index returns do not reflect deductions for fees or expenses and the index is not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns do not reflect brokerage commissions or taxes a shareholder would pay on the sale of Fund shares or on Fund distributions. As of the Fund’s current prospectus dated August 1, 2017, the Fund’s annual expense ratio was 0.58%.

Performance as of 3/31/18

	Average Annual Total Return
	1 Year	3 Year	5 Year	10 Year	Since Inception[1]
Fund NAV Returns	23.84%	16.22%	12.57%	8.15%	5.78%
Fund Market Price Returns	24.03%	16.38%	12.58%	8.16%	5.95%
WisdomTree Japan SmallCap Dividend Index	25.09%	16.97%	13.45%	8.93%	6.50%
MSCI Japan Small Cap Index	25.51%	15.05%	12.51%	8.00%	4.78%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca, Inc. on June 16, 2006.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data for the most recent month-end is available at www.wisdomtree.com. WisdomTree shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. eastern time NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

22	WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

Description of Indexes (unaudited)

Below are descriptions of each Index referenced in this report:

The JPX-Nikkei 400 Local Currency Index is a free-float adjusted market capitalization index composed of Japanese companies whose main market is the TSE First Section, Second Section, Mothers or JASDAQ market (in principal), calculated in local currency.

The MSCI Australia Index is comprised of large- and mid-capitalization segments of the Australia market.

The MSCI EAFE Index is a market cap-weighted index composed of companies representative of the developed market structure of 21 developed countries in Europe, Australasia and Japan.

The MSCI EAFE Local Currency Index is a free float-adjusted market capitalization weighted index that is designed to measure developed market equity performance, excluding the U.S. and Canada which is calculated in local currency.

The MSCI EAFE Mid Cap Index is a free float-adjusted market capitalization index that is designed to measure the performance of mid-capitalization equities in the developed markets excluding the U.S. & Canada.

The MSCI EAFE Small Cap Index is comprised of small-capitalization stocks in the MSCI EAFE Index.

The MSCI EAFE Value Index is comprised of value stocks in the MSCI EAFE Index.

The MSCI Europe Index is a free float-adjusted market capitalization index that is designed to measure the performance of large- and mid-cap stocks within 15 developed market European countries.

The MSCI Europe Small Cap Index is comprised of small-capitalization stocks in the MSCI Europe Index.

The MSCI European Economic and Monetary Union (EMU) Local Currency Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the developed market countries within the EMU. The securities are priced in local currency terms with no conversion into U.S. dollars.

The MSCI European Economic and Monetary Union (EMU) Small Cap Local Currency Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of small-cap stocks from developed market countries within the EMU. The securities are priced in local currency terms with no conversion into U.S. dollars.

The MSCI Germany Local Currency Index is a capitalization weighted index that measures the performance of the Germany equity market and provides local currency returns, which are not translated back to U.S. dollars.

The MSCI Japan Index is a capitalization weighted index that is comprised of stocks in Japan.

The MSCI Japan Local Currency Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan and calculated in local currency.

The MSCI Japan Small Cap Index is comprised of small cap stocks in the MSCI Japan Index.

The MSCI Japan Small Cap Local Currency Index is a free float-adjusted market capitalization index that is designed to measure the performance of small cap stocks within Japan and calculated in local currency.

The MSCI Pacific ex-Japan Index is a subset of the MSCI EAFE Index that is comprised of stocks in Australia, Hong Kong, Singapore and New Zealand.

The MSCI Pacific ex-Japan Value Index is comprised of value stocks in the MSCI Pacific ex-Japan Index.

The WisdomTree Australia Dividend Index is comprised of dividend-paying companies incorporated in Australia.

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds	23

Description of Indexes (unaudited) (continued)

The WisdomTree DEFA International Hedged Equity Index is comprised of dividend-paying companies in the industrialized world, excluding Canada and the United States, and is designed to neutralize exposure to fluctuations between the value of the U.S. dollar and non-U.S. currencies reflected in the index. This index is based on the WisdomTree International Equity Index.

The WisdomTree Europe Hedged Equity Index is designed to provide exposure to European equities while at the same time neutralizing exposure to fluctuations between the Euro and the U.S. dollar.

The WisdomTree Europe Hedged SmallCap Equity Index is a dividend weighted index designed to provide exposure to small cap equity securities within Europe, while at the same time neutralizing exposure to fluctuations between the value of the Euro and the U.S. dollar.

The WisdomTree Europe Quality Dividend Growth Index is a fundamentally weighted index that measures the performance of dividend-paying common stocks with growth characteristics selected from the WisdomTree International Equity Index.

The WisdomTree Europe SmallCap Dividend Index is comprised of the small-capitalization segment of the European dividend-paying market.

The WisdomTree Germany Hedged Equity Index is designed to provide exposure to Germany equity markets while at the same time neutralizing exposure to fluctuations of the Euro movements relative to the U.S. dollar. In this sense, the Index “hedges” against fluctuations in the relative value of the Euro against the U.S. dollar.

The WisdomTree International Dividend ex-Financials Index is comprised of high dividend-yielding international stocks outside the financial sector.

The WisdomTree International Dividend Top 100 Index is comprised of the 100 highest dividend-yielding companies in the WisdomTree International LargeCap Dividend Index.

The WisdomTree International Equity Index is comprised of dividend-paying companies in the industrialized world, excluding Canada and the United States.

The WisdomTree International Hedged Quality Dividend Growth Index is designed to provide exposure to the developed market companies while at the same time neutralizing exposure to fluctuations between the value of foreign currencies and the U.S. dollar.

The WisdomTree International High Dividend Index is comprised of companies with high dividend yields selected from the WisdomTree International Equity Index.

The WisdomTree International LargeCap Dividend Index is comprised of the large-capitalization segment of the dividend-paying market in the industrialized world outside the U.S. and Canada.

The WisdomTree International MidCap Dividend Index is comprised of the mid-capitalization segment of the dividend-paying market in the industrialized world outside the U.S. and Canada.

The WisdomTree International Quality Dividend Growth Index is a fundamentally weighted index designed to provide exposure to dividend paying developed market companies.

The WisdomTree International SmallCap Dividend Index is comprised of the small-capitalization segment of the dividend-paying market in the industrialized world outside the U.S. and Canada.

The WisdomTree Japan Dividend Index is comprised of dividend-paying companies incorporated in Japan, listed on the Tokyo Stock Exchange and that meet other requirements necessary to be included in the WisdomTree International Equity Index.

The WisdomTree Japan Hedged Equity Index is designed to provide exposure to Japanese equity markets while at the same time neutralizing exposure to fluctuations of the Japanese Yen movements relative to the U.S. dollar. This index is based on the WisdomTree Japan Dividend Index.

24	WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

Description of Indexes (unaudited) (concluded)

The WisdomTree Japan Hedged Financials Index is designed to provide exposure to Japanese financial companies while at the same time neutralizing exposure to fluctuations between the Yen and the U.S. dollar.

The WisdomTree Japan Hedged Quality Dividend Growth Index is a fundamentally weighted index that measures the performance of dividend-paying common stocks with growth characteristics selected from the WisdomTree International Equity Index while at the same time neutralizing exposure to fluctuations between the Yen and the U.S. dollar.

The WisdomTree Japan Hedged SmallCap Equity Index is designed to provide exposure to the small-capitalization segment of the Japanese equity markets while at the same time neutralizing exposure to fluctuations of the Japanese Yen movements relative to the U.S. dollar.

The WisdomTree Japan SmallCap Dividend Index is comprised of dividend-paying small-capitalization companies in Japan.

The WisdomTree Pacific ex-Japan Equity Income Index is comprised of companies with high dividend yields selected from the WisdomTree Pacific ex-Japan Dividend Index.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s (“S&P”), a division of The McGraw-Hill Companies, Inc. and is licensed for use by WisdomTree Investments, Inc. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Neither MSCI nor any other party involved in or related to compiling, computing or creating the MSCI data makes any express or implied warranties or representations with respect to such data (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such data. Without limiting any of the foregoing, in no event shall MSCI, any of its affiliates or any third party involved in or related to compiling, computing or creating the data have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages. No further distribution or dissemination of the MSCI data is permitted without MSCI’s express written consent.

WisdomTree Investments, Inc. and WisdomTree Asset Management, Inc. (together, “WisdomTree”) and the Funds make no representation or warranty, express or implied, to the owners of shares of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the underlying Indexes to track the performance of their underlying securities. WisdomTree Investments is the licensor of certain trademarks, service marks and trade names of the Funds. WisdomTree Investments has no obligation to take the needs of the Funds or the owners of shares of the Funds into consideration in determining, composing, or calculating the underlying WisdomTree Indexes of the applicable Funds. WisdomTree Investments is not responsible for, and has not participated in, the determination of the timing of, prices of, or quantities of shares of the Funds to be issued or in the determination or calculation of the equation by which the shares of the Funds are redeemable. WisdomTree and the Funds do not guarantee the accuracy, completeness, or performance of the underlying Indexes or the data included therein and shall have no liability in connection with the underlying Indexes or their calculation.

Index performance information assumes the reinvestment of dividends and excludes management fees, transaction costs and expenses. You cannot directly invest in an index.

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds	25

Shareholder Expense Examples (unaudited)

As a shareholder of a WisdomTree Fund, you incur two types of cost: (1) transaction costs, including brokerage commissions on purchases and sales of your Fund shares and (2) ongoing costs, including management fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2017 to March 31, 2018.

Actual expenses

The first line under each Fund in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled “Expenses Paid During the Period 10/1/17 to 3/31/18” to estimate the expenses you paid on your account during the period.

Hypothetical example for comparison purposes

The second line under each Fund in the table on the next page provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line under each Fund in the table is useful in comparing ongoing Fund costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

26	WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

Shareholder Expense Examples (unaudited) (continued)

	Beginning Account Value 10/1/17	Ending Account Value 3/31/18	Annualized Expense Ratio Based on the Period 10/1/17 to 3/31/18	Expenses Paid During the Period† 10/1/17 to 3/31/18
WisdomTree Australia Dividend Fund
Actual	$1,000.00	$1,018.70	0.58%	$2.92
Hypothetical (5% return before expenses)	$1,000.00	$1,022.04	0.58%	$2.92
WisdomTree Europe Hedged Equity Fund
Actual	$1,000.00	$973.00	0.58%	$2.85
Hypothetical (5% return before expenses)	$1,000.00	$1,022.04	0.58%	$2.92
WisdomTree Europe Hedged SmallCap Equity Fund
Actual	$1,000.00	$996.40	0.58%	$2.89
Hypothetical (5% return before expenses)	$1,000.00	$1,022.04	0.58%	$2.92
WisdomTree Europe Quality Dividend Growth Fund
Actual	$1,000.00	$996.50	0.58%	$2.89
Hypothetical (5% return before expenses)	$1,000.00	$1,022.04	0.58%	$2.92
WisdomTree Europe SmallCap Dividend Fund
Actual	$1,000.00	$1,009.20	0.58%	$2.91
Hypothetical (5% return before expenses)	$1,000.00	$1,022.04	0.58%	$2.92
WisdomTree Germany Hedged Equity Fund
Actual	$1,000.00	$981.90	0.48%	$2.37
Hypothetical (5% return before expenses)	$1,000.00	$1,022.54	0.48%	$2.42
WisdomTree International Dividend ex-Financials Fund
Actual	$1,000.00	$1,025.90	0.58%	$2.93
Hypothetical (5% return before expenses)	$1,000.00	$1,022.04	0.58%	$2.92
WisdomTree International Equity Fund
Actual	$1,000.00	$1,015.90	0.48%	$2.41
Hypothetical (5% return before expenses)	$1,000.00	$1,022.54	0.48%	$2.42
WisdomTree International Hedged Quality Dividend Growth Fund
Actual	$1,000.00	$1,005.90	0.58%	$2.90
Hypothetical (5% return before expenses)	$1,000.00	$1,022.04	0.58%	$2.92
WisdomTree International High Dividend Fund
Actual	$1,000.00	$1,003.50	0.58%	$2.90
Hypothetical (5% return before expenses)	$1,000.00	$1,022.04	0.58%	$2.92
WisdomTree International LargeCap Dividend Fund
Actual	$1,000.00	$1,009.10	0.48%	$2.40
Hypothetical (5% return before expenses)	$1,000.00	$1,022.54	0.48%	$2.42
WisdomTree International MidCap Dividend Fund
Actual	$1,000.00	$1,036.70	0.58%	$2.95
Hypothetical (5% return before expenses)	$1,000.00	$1,022.04	0.58%	$2.92
WisdomTree International Quality Dividend Growth Fund
Actual	$1,000.00	$1,030.50	0.38%[1]	$1.92
Hypothetical (5% return before expenses)	$1,000.00	$1,023.04	0.38%[1]	$1.92
WisdomTree International SmallCap Dividend Fund
Actual	$1,000.00	$1,038.90	0.58%	$2.95
Hypothetical (5% return before expenses)	$1,000.00	$1,022.04	0.58%	$2.92
WisdomTree Japan Hedged Equity Fund
Actual	$1,000.00	$1,027.60	0.48%	$2.43
Hypothetical (5% return before expenses)	$1,000.00	$1,022.54	0.48%	$2.42

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds	27

Shareholder Expense Examples (unaudited) (concluded)

	Beginning Account Value 10/1/17	Ending Account Value 3/31/18	Annualized Expense Ratio Based on the Period 10/1/17 to 3/31/18	Expenses Paid During the Period† 10/1/17 to 3/31/18
WisdomTree Japan Hedged Financials Fund
Actual	$1,000.00	$997.80	0.48%	$2.39
Hypothetical (5% return before expenses)	$1,000.00	$1,022.54	0.48%	$2.42
WisdomTree Japan Hedged Quality Dividend Growth Fund
Actual	$1,000.00	$1,034.20	0.43%[2]	$2.18
Hypothetical (5% return before expenses)	$1,000.00	$1,022.79	0.43%[2]	$2.17
WisdomTree Japan Hedged SmallCap Equity Fund
Actual	$1,000.00	$1,042.20	0.58%	$2.95
Hypothetical (5% return before expenses)	$1,000.00	$1,022.04	0.58%	$2.92
WisdomTree Japan SmallCap Dividend Fund
Actual	$1,000.00	$1,090.70	0.58%	$3.02
Hypothetical (5% return before expenses)	$1,000.00	$1,022.04	0.58%	$2.92

†	Expenses are calculated using each Fund’s annualized expense ratio, multiplied by the average account value for the period, multiplied by 182/365 (to reflect the one-half year period).

[1]

WisdomTree Asset Management, Inc. has contractually agreed to limit the management fee to 0.38% through July 31, 2018, unless earlier terminated by the Board of Trustees of the WisdomTree Trust for any reason.

[2]

WisdomTree Asset Management, Inc. has contractually agreed to limit the management fee to 0.43% through July 31, 2018, unless earlier terminated by the Board of Trustees of the WisdomTree Trust for any reason.

28	WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

Schedule of Investments

WisdomTree Australia Dividend Fund (AUSE)

March 31, 2018

Investments	Shares	Value
COMMON STOCKS – 99.2%
Australia – 99.2%
Airlines – 1.4%
Qantas Airways Ltd.	105,943	$473,767
Banks – 10.2%
Australia & New Zealand Banking Group Ltd.	40,355	831,432
Commonwealth Bank of Australia	12,996	720,828
National Australia Bank Ltd.	43,675	954,441
Westpac Banking Corp.	40,258	883,783

Total Banks		3,390,484
Beverages – 3.3%
Coca-Cola Amatil Ltd.	109,040	725,151
Treasury Wine Estates Ltd.	28,943	374,305

Total Beverages		1,099,456
Biotechnology – 0.7%
CSL Ltd.	2,012	239,922
Building Products – 0.5%
Reliance Worldwide Corp., Ltd.	50,857	172,424
Capital Markets – 4.9%
ASX Ltd.	15,431	663,546
Macquarie Group Ltd.	11,992	946,522

Total Capital Markets		1,610,068
Chemicals – 2.3%
Incitec Pivot Ltd.	148,258	399,162
Orica Ltd.	25,919	353,089

Total Chemicals		752,251
Commercial Services & Supplies – 3.2%
Brambles Ltd.	53,562	410,026
Cleanaway Waste Management Ltd.	205,002	227,222
Downer EDI Ltd.	84,528	415,606

Total Commercial Services & Supplies		1,052,854
Construction & Engineering – 1.4%
CIMIC Group Ltd.	13,829	471,717
Construction Materials – 1.4%
Boral Ltd.	81,474	464,960
Containers & Packaging – 1.5%
Amcor Ltd.	44,684	485,675
Diversified Financial Services – 2.5%
AMP Ltd.	217,588	832,835
Diversified Telecommunication Services – 4.8%
Telstra Corp., Ltd.	322,167	775,951
TPG Telecom Ltd.(a)	89,049	374,995
Vocus Group Ltd.(a)	263,124	448,061

Total Diversified Telecommunication Services		1,599,007
Food & Staples Retailing – 3.3%
Wesfarmers Ltd.	22,560	719,181
Woolworths Group Ltd.	19,204	387,263

Total Food & Staples Retailing		1,106,444
Food Products – 2.2%
Costa Group Holdings Ltd.	93,643	490,591
GrainCorp Ltd. Class A	35,356	229,705

Total Food Products		720,296
Health Care Equipment & Supplies – 2.3%
Ansell Ltd.	22,549	436,902
Cochlear Ltd.	2,231	310,804

Total Health Care Equipment & Supplies		747,706
Health Care Providers & Services – 5.2%
Healthscope Ltd.	342,743	508,713
Primary Health Care Ltd.	160,991	481,604
Ramsay Health Care Ltd.	5,203	248,717
Sonic Healthcare Ltd.	27,482	482,312

Total Health Care Providers & Services		1,721,346
Hotels, Restaurants & Leisure – 11.7%
Aristocrat Leisure Ltd.	11,940	220,355
Crown Resorts Ltd.	81,906	797,262
Domino’s Pizza Enterprises Ltd.(a)	5,453	174,545
Flight Centre Travel Group Ltd.(a)	21,115	923,025
Star Entertainment Grp Ltd. (The)	112,851	457,915
Tabcorp Holdings Ltd.	389,253	1,310,751

Total Hotels, Restaurants & Leisure		3,883,853
Insurance – 5.9%
Insurance Australia Group Ltd.	131,116	752,282
QBE Insurance Group Ltd.	64,159	473,923
Suncorp Group Ltd.	71,186	728,407

Total Insurance		1,954,612
Internet Software & Services – 2.5%
carsales.com Ltd.	54,450	564,257
REA Group Ltd.	4,142	251,660

Total Internet Software & Services		815,917
IT Services – 2.3%
Computershare Ltd.	32,927	437,193
Link Administration Holdings Ltd.	48,186	308,255

Total IT Services		745,448
Media – 0.8%
Fairfax Media Ltd.	524,888	271,765
Metals & Mining – 8.2%
BHP Billiton Ltd.	25,329	548,081
BlueScope Steel Ltd.	9,966	115,354
Fortescue Metals Group Ltd.	266,490	885,100
Newcrest Mining Ltd.	8,563	128,475
Rio Tinto Ltd.	11,176	623,225
South32 Ltd.	173,335	428,120

Total Metals & Mining		2,728,355
Multi-Utilities – 1.1%
AGL Energy Ltd.	22,611	376,013
Multiline Retail – 3.8%
Harvey Norman Holdings Ltd.(a)	445,691	1,261,490

See Notes to Financial Statements.

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds	29

Schedule of Investments (concluded)

WisdomTree Australia Dividend Fund (AUSE)

March 31, 2018

Investments	Shares	Value
Oil, Gas & Consumable Fuels – 3.8%
Caltex Australia Ltd.	19,095	$459,910
Washington H Soul Pattinson & Co., Ltd.(a)	20,605	294,133
Woodside Petroleum Ltd.	22,955	514,847

Total Oil, Gas & Consumable Fuels		1,268,890
Personal Products – 1.7%
Blackmores Ltd.(a)	5,940	573,043
Professional Services – 2.3%
ALS Ltd.	56,951	324,137
Seek Ltd.	30,119	429,712

Total Professional Services		753,849
Road & Rail – 1.7%
Aurizon Holdings Ltd.	176,747	573,477
Software – 1.5%
MYOB Group Ltd.	132,121	309,097
Technology One Ltd.	49,077	195,375

Total Software		504,472
Transportation Infrastructure – 0.8%
Qube Holdings Ltd.	153,291	256,328
TOTAL COMMON STOCKS (Cost: $30,907,067)		32,908,724
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 6.9%
United States – 6.9%
State Street Navigator Securities Lending Government Money Market Portfolio, 1.74%(b)
(Cost: $2,296,561)(c)	2,296,561	2,296,561
TOTAL INVESTMENTS IN SECURITIES – 106.1% (Cost: $33,203,628)		35,205,285
Other Assets less Liabilities – (6.1)%		(2,020,377)

NET ASSETS – 100.0%		$33,184,908
(a)	Security, or portion thereof, was on loan at March 31, 2018 (See Note 2).

(b)	Rate shown represents annualized 7-day yield as of March 31, 2018.

(c)

At March 31, 2018, the total market value of the Fund’s securities on loan was $3,714,073 and the total market value of the collateral held by the Fund was $3,897,378. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $1,600,817.

FINANCIAL DERIVATIVE INSTRUMENTS
FOREIGN CURRENCY CONTRACTS (OTC – OVER THE COUNTER)
Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation	Unrealized Depreciation
State Street Bank and Trust	4/3/2018	9,500	USD	12,389	AUD	$—	$(3)

CURRENCY LEGEND

AUD – Australian dollar

USD – U.S. dollar

See Notes to Financial Statements.

30	WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

Schedule of Investments

WisdomTree Europe Hedged Equity Fund (HEDJ)

March 31, 2018

Investments	Shares	Value
COMMON STOCKS – 99.7%
Austria – 0.3%
Andritz AG(a)	234,684	$13,103,631
Lenzing AG	57,430	7,084,220

Total Austria		20,187,851
Belgium – 6.9%
Anheuser-Busch InBev S.A.	3,229,717	354,626,308
Barco N.V.	1,013	124,584
Bekaert S.A.	118,362	5,039,549
Ion Beam Applications(a)	9,094	183,310
Melexis N.V.	81,540	8,122,842
Solvay S.A.	301,538	41,850,044
UCB S.A.	310,171	25,245,284

Total Belgium		435,191,921
Finland – 3.9%
Amer Sports Oyj*(a)	322,112	9,931,470
Cargotec Oyj Class B	89,866	4,781,171
Huhtamaki Oyj	193,551	8,483,702
Kemira Oyj	651,068	8,327,449
Kone Oyj Class B	1,509,007	75,217,719
Konecranes Oyj(a)	206,978	8,970,412
Metso Oyj(a)	496,191	15,628,265
Nokia Oyj	16,654,816	91,865,953
Valmet Oyj	372,741	7,463,007
Wartsila Oyj Abp	735,238	16,230,978

Total Finland		246,900,126
France – 28.0%
Air Liquide S.A.	793,147	97,037,983
Airbus SE	1,349,146	155,637,444
Arkema S.A.	135,663	17,685,591
BioMerieux	58,121	4,789,169
Bureau Veritas S.A.	930,757	24,164,446
Christian Dior SE	198,673	78,408,089
Cie Generale des Etablissements Michelin SCA	367,994	54,264,052
Danone S.A.	1,280,629	103,523,576
Dassault Systemes SE	114,530	15,550,367
Edenred	496,168	17,232,399
Essilor International Cie Generale d’Optique S.A.	203,898	27,483,739
Gaztransport Et Technigaz S.A.	193,494	12,112,606
Hermes International	65,592	38,841,811
Imerys S.A.	101,159	9,815,984
Ingenico Group S.A.	88,748	7,190,589
IPSOS	63,494	2,492,573
Kering S.A.	150,044	71,745,917
L’Oreal S.A.	751,563	169,472,254
Legrand S.A.	409,324	32,067,045
LVMH Moet Hennessy Louis Vuitton SE(a)	676,284	208,098,389
Neopost S.A.	63,533	1,672,112
Pernod Ricard S.A.	323,776	53,856,017
Publicis Groupe S.A.	445,569	31,004,891
Remy Cointreau S.A.	51,500	7,334,459
Rubis SCA	96,156	6,935,802
Safran S.A.	627,779	66,382,946
Sanofi	2,942,068	236,383,775
Sartorius Stedim Biotech	13,134	1,186,427
Schneider Electric SE*	1,352,637	118,677,030
SCOR SE	760,329	31,101,125
SEB S.A.	39,381	7,516,761
Societe BIC S.A.	62,654	6,229,901
Sodexo S.A.	215,709	21,727,235
Tarkett S.A.	57,843	1,936,383
Teleperformance	43,523	6,744,374
Valeo S.A.	387,709	25,576,844
Vicat S.A.	49,471	3,732,653

Total France		1,775,612,758
Germany – 24.9%
adidas AG	157,777	38,158,381
BASF SE	2,028,120	205,703,624
Bayer AG Registered Shares	1,196,059	135,020,675
Bayerische Motoren Werke AG	1,578,419	171,118,481
Brenntag AG	126,292	7,501,969
Continental AG	270,882	74,724,277
Covestro AG(b)	279,526	27,453,885
Daimler AG Registered Shares	3,260,400	276,556,207
Duerr AG	35,935	3,939,513
Evonik Industries AG	1,121,050	39,486,651
Fresenius Medical Care AG & Co. KGaA	231,193	23,593,937
Fresenius SE & Co. KGaA	298,769	22,803,400
GEA Group AG	203,626	8,652,340
Hannover Rueck SE	381,871	52,083,544
HeidelbergCement AG	248,226	24,355,307
Henkel AG & Co. KGaA	208,527	26,235,553
Hochtief AG	69,814	13,025,080
Infineon Technologies AG	853,831	22,828,835
K+S AG Registered Shares(a)	192,078	5,537,166
LANXESS AG	59,629	4,561,422
Linde AG*	247,375	52,054,480
Merck KGaA	91,901	8,804,607
MTU Aero Engines AG	47,936	8,064,922
OSRAM Licht AG	94,318	6,931,983
SAP SE	1,029,217	107,553,580
Siemens AG Registered Shares	1,505,074	191,617,168
Software AG	105,816	5,533,462
Symrise AG	75,096	6,036,444
Wacker Chemie AG	45,687	7,492,693

Total Germany		1,577,429,586
Ireland – 1.1%
CRH PLC	1,662,477	56,369,569
Glanbia PLC	220,010	3,788,111
Kerry Group PLC Class A	104,938	10,634,383

Total Ireland		70,792,063
Italy – 2.0%
Autogrill SpA	379,721	4,880,150
Brunello Cucinelli SpA	50,461	1,582,517

See Notes to Financial Statements.

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds	31

Schedule of Investments (continued)

WisdomTree Europe Hedged Equity Fund (HEDJ)

March 31, 2018

Investments	Shares	Value
Davide Campari-Milano SpA	1,002,237	$7,580,500
DiaSorin SpA	58,935	5,298,378
Ferrari N.V.	141,433	16,966,248
Industria Macchine Automatiche SpA	79,769	7,755,116
Interpump Group SpA	116,640	3,939,130
Luxottica Group SpA	796,565	49,472,619
Maire Tecnimont SpA	729,036	3,747,810
Moncler SpA	250,953	9,536,811
Parmalat SpA	598,122	2,203,124
Salini Impregilo SpA(a)	791,605	2,346,269
Salvatore Ferragamo SpA(a)	311,753	8,596,043

Total Italy		123,904,715
Netherlands – 10.9%
Aegon N.V.	11,961,930	80,559,543
Akzo Nobel N.V.	521,004	49,171,692
Arcadis N.V.	253,602	4,974,686
ASM International N.V.	33,524	2,443,260
ASML Holding N.V.	430,847	84,859,861
BE Semiconductor Industries N.V.	113,461	11,588,802
Corbion N.V.	148,932	4,509,500
EXOR N.V.	145,612	10,336,554
Gemalto N.V.	88,222	5,387,018
Heineken Holding N.V.	451,542	46,481,048
Heineken N.V.	896,755	96,280,946
Koninklijke Ahold Delhaize N.V.	3,739,745	88,500,251
Koninklijke DSM N.V.	487,096	48,307,814
Koninklijke Philips N.V.	2,273,348	87,133,539
Koninklijke Vopak N.V.	299,777	14,691,933
Philips Lighting N.V.(b)	445,989	16,729,243
SBM Offshore N.V.	415,071	6,633,626
Wolters Kluwer N.V.	616,774	32,761,333

Total Netherlands		691,350,649
Portugal – 0.9%
Galp Energia, SGPS, S.A.	2,850,587	53,656,203
Spain – 16.1%
Acerinox S.A.	1,012,649	14,129,140
ACS Actividades de Construccion y Servicios S.A.	1,007,051	39,199,225
Amadeus IT Group S.A.	790,946	58,345,262
Applus Services S.A.	228,473	2,972,849
Banco Bilbao Vizcaya Argentaria S.A.	32,391,148	256,107,364
Banco Santander S.A.	45,428,495	295,832,997
Construcciones y Auxiliar de Ferrocarriles S.A.	1,594	82,336
Elecnor S.A.	59,975	1,003,140
Grifols S.A.	563,658	15,950,878
Mapfre S.A.	14,811,739	49,202,020
Obrascon Huarte Lain S.A.*(a)	539,510	2,297,758
Prosegur Cia de Seguridad S.A.	1,409,581	10,817,501
Siemens Gamesa Renewable Energy S.A.(a)	264,725	4,240,577
Tecnicas Reunidas S.A.(a)	179,737	5,302,981
Telefonica S.A.	26,359,148	260,250,176
Viscofan S.A.	93,228	6,432,230

Total Spain		1,022,166,434
Switzerland – 0.5%
STMicroelectronics N.V.	1,268,914	28,066,931
United Kingdom – 4.2%
CNH Industrial N.V.	1,468,863	18,119,012
Unilever N.V. CVA	4,407,711	248,653,257

Total United Kingdom		266,772,269
TOTAL COMMON STOCKS (Cost: $5,833,781,989)		6,312,031,506
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 3.7%
United States – 3.7%
State Street Navigator Securities Lending Government Money Market Portfolio, 1.74%(c)
(Cost: $233,934,679)(d)	233,934,679	233,934,679
TOTAL INVESTMENTS IN SECURITIES – 103.4% (Cost: $6,067,716,668)		6,545,966,185
Other Assets less Liabilities – (3.4)%		(213,020,343)

NET ASSETS – 100.0%		$6,332,945,842
*	Non-income producing security.

(a)	Security, or portion thereof, was on loan at March 31, 2018 (See Note 2).

(b)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

(c)	Rate shown represents annualized 7-day yield as of March 31, 2018.

(d)

At March 31, 2018, the total market value of the Fund’s securities on loan was $225,298,985 and the total market value of the collateral held by the Fund was $236,780,281. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $2,845,602.

CVA	– Certificaten Van Aandelen (Certificate of Stock)

FINANCIAL DERIVATIVE INSTRUMENTS
FOREIGN CURRENCY CONTRACTS (OTC – OVER THE COUNTER)
Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation	Unrealized Depreciation
BNP Paribas SA	4/4/2018	255,402,148	EUR	314,629,906	USD	$—	$(523,463)
BNP Paribas SA	4/4/2018	339,256,749	USD	276,983,854	EUR	—	(1,391,965)
BNP Paribas SA	5/3/2018	314,629,906	USD	254,879,107	EUR	518,924	—
Bank of America N.A.	4/4/2018	7,746,478	EUR	9,570,007	USD	—	(42,997)
Bank of America N.A.	4/4/2018	306,333,377	EUR	377,555,887	USD	—	(811,649)
Bank of America N.A.	4/4/2018	407,108,099	USD	332,165,839	EUR	—	(1,406,204)
Bank of America N.A.	5/3/2018	377,555,887	USD	305,707,823	EUR	804,000	—

See Notes to Financial Statements.

32	WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

Schedule of Investments (continued)

WisdomTree Europe Hedged Equity Fund (HEDJ)

March 31, 2018

Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation	Unrealized Depreciation
Bank of Montreal	4/4/2018	255,381,417	EUR	314,629,906	USD	$—	$(548,958)
Bank of Montreal	4/4/2018	339,256,749	USD	277,576,479	EUR	—	(2,120,806)
Bank of Montreal	5/3/2018	314,629,906	USD	254,859,080	EUR	543,605	—
Barclays Bank PLC	4/4/2018	357,592,034	EUR	440,481,868	USD	—	(697,148)
Barclays Bank PLC	4/4/2018	474,959,449	USD	387,623,907	EUR	—	(1,759,982)
Barclays Bank PLC	5/3/2018	440,481,868	USD	356,863,417	EUR	686,235	—
Canadian Imperial Bank of Commerce	4/4/2018	255,194,992	EUR	314,629,906	USD	—	(778,233)
Canadian Imperial Bank of Commerce	4/4/2018	339,256,749	USD	277,101,498	EUR	—	(1,536,649)
Canadian Imperial Bank of Commerce	5/3/2018	314,629,906	USD	254,676,509	EUR	768,604	—
Citibank N.A.	4/4/2018	15,507,656	EUR	19,140,014	USD	—	(67,917)
Citibank N.A.	4/4/2018	255,402,148	EUR	314,629,906	USD	—	(523,463)
Citibank N.A.	4/4/2018	339,256,749	USD	277,596,694	EUR	—	(2,145,666)
Citibank N.A.	5/3/2018	314,629,906	USD	254,879,726	EUR	518,161	—
Commonwealth Bank of Australia	4/4/2018	153,116,995	EUR	188,777,943	USD	—	(466,940)
Commonwealth Bank of Australia	4/4/2018	203,554,049	USD	166,314,285	EUR	—	(987,647)
Commonwealth Bank of Australia	5/3/2018	188,777,943	USD	152,804,050	EUR	463,449	—
Credit Suisse International	4/4/2018	7,825,922	EUR	9,570,007	USD	54,707	—
Credit Suisse International	4/4/2018	15,399,617	EUR	19,140,014	USD	—	(200,789)
Credit Suisse International	4/4/2018	12,968,744	EUR	15,950,012	USD	—	(396)
Credit Suisse International	4/4/2018	23,304,326	EUR	28,710,021	USD	—	(49,185)
Credit Suisse International	4/4/2018	255,152,567	EUR	314,629,906	USD	—	(830,410)
Credit Suisse International	4/4/2018	339,256,749	USD	276,966,894	EUR	—	(1,371,107)
Credit Suisse International	5/3/2018	15,113,617	EUR	18,626,339	USD	—	(438)
Credit Suisse International	5/3/2018	314,629,906	USD	254,632,813	EUR	822,454	—
Goldman Sachs	4/4/2018	306,258,831	EUR	377,555,887	USD	—	(903,330)
Goldman Sachs	4/4/2018	407,108,099	USD	332,625,037	EUR	—	(1,970,949)
Goldman Sachs	5/3/2018	377,555,887	USD	305,634,076	EUR	894,885	—
HSBC Holdings PLC	4/4/2018	255,651,179	EUR	314,629,906	USD	—	(217,192)
HSBC Holdings PLC	4/4/2018	339,256,749	USD	277,599,192	EUR	—	(2,148,739)
HSBC Holdings PLC	5/3/2018	314,629,906	USD	255,128,773	EUR	211,237	—
JP Morgan Chase Bank N.A.	4/4/2018	255,174,295	EUR	314,629,906	USD	—	(803,687)
JP Morgan Chase Bank N.A.	4/4/2018	339,256,749	USD	277,596,467	EUR	—	(2,145,387)
JP Morgan Chase Bank N.A.	5/3/2018	314,629,906	USD	254,652,804	EUR	797,817	—
Morgan Stanley & Co. International	4/4/2018	255,464,360	EUR	314,629,906	USD	—	(446,951)
Morgan Stanley & Co. International	4/4/2018	339,256,749	USD	277,372,231	EUR	—	(1,869,610)
Morgan Stanley & Co. International	5/3/2018	314,629,906	USD	254,941,684	EUR	441,804	—
Nomura International PLC	4/4/2018	255,277,814	EUR	314,629,906	USD	—	(676,374)
Nomura International PLC	4/4/2018	339,256,749	USD	277,417,593	EUR	—	(1,925,400)
Nomura International PLC	5/3/2018	314,629,906	USD	254,755,900	EUR	670,762	—
Royal Bank of Canada	4/4/2018	306,788,893	EUR	377,555,887	USD	—	(251,433)
Royal Bank of Canada	4/4/2018	407,108,099	USD	332,307,371	EUR	—	(1,580,267)
Royal Bank of Canada	5/3/2018	377,555,887	USD	306,158,252	EUR	248,895	—
Societe Generale	4/4/2018	15,507,405	EUR	19,140,014	USD	—	(68,226)
Societe Generale	4/4/2018	255,381,417	EUR	314,629,906	USD	—	(548,958)
Societe Generale	4/4/2018	339,256,749	USD	276,918,288	EUR	—	(1,311,329)
Societe Generale	5/3/2018	314,629,906	USD	254,858,048	EUR	544,877	—
Standard Chartered Bank	4/4/2018	255,381,417	EUR	314,629,906	USD	—	(548,958)
Standard Chartered Bank	4/4/2018	339,256,749	USD	276,827,904	EUR	—	(1,200,170)
Standard Chartered Bank	5/3/2018	314,629,906	USD	254,860,112	EUR	542,332	—
State Street Bank and Trust	4/4/2018	25,825,734	EUR	31,900,024	USD	—	(138,234)
State Street Bank and Trust	4/4/2018	141,101,839	EUR	173,536,637	USD	—	(2,478)
State Street Bank and Trust	4/4/2018	306,744,034	EUR	377,555,894	USD	—	(306,610)
State Street Bank and Trust	4/4/2018	407,108,099	USD	332,978,713	EUR	—	(2,405,917)
State Street Bank and Trust	5/3/2018	377,555,894	USD	306,114,321	EUR	303,041	—
UBS AG	4/3/2018	1,353,387	USD	1,100,000	EUR	552	—
UBS AG	4/4/2018	43,944,767	EUR	54,230,040	USD	—	(184,549)
UBS AG	4/4/2018	12,988,376	EUR	15,950,012	USD	23,748	—
UBS AG	4/4/2018	76,862,897	EUR	95,700,071	USD	—	(1,170,204)

See Notes to Financial Statements.

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds	33

Schedule of Investments (concluded)

WisdomTree Europe Hedged Equity Fund (HEDJ)

March 31, 2018

Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation	Unrealized Depreciation
UBS AG	4/4/2018	306,482,577	EUR	377,555,887	USD	$—	$(628,155)
UBS AG	4/4/2018	407,108,116	USD	333,037,292	EUR	—	(2,477,943)
UBS AG	5/3/2018	377,555,887	USD	305,856,910	EUR	620,266	—
Wells Fargo Bank N.A.	4/4/2018	255,381,417	EUR	314,629,906	USD	—	(548,958)
Wells Fargo Bank N.A.	4/4/2018	339,256,749	USD	277,485,665	EUR	—	(2,009,118)
Wells Fargo Bank N.A.	5/3/2018	314,629,906	USD	254,858,874	EUR	543,859	—
						$11,024,214	$(46,751,138)

CURRENCY LEGEND

EUR – Euro

USD – U.S. dollar

See Notes to Financial Statements.

34	WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

Schedule of Investments

WisdomTree Europe Hedged SmallCap Equity Fund (EUSC)

March 31, 2018

Investments	Shares	Value
COMMON STOCKS – 99.3%
Austria – 4.8%
AT&S Austria Technologie & Systemtechnik AG	2,807	$75,948
Lenzing AG	4,163	513,523
Oesterreichische Post AG	20,950	1,040,406
Porr AG(a)	8,485	291,666
S IMMO AG	16,023	317,265
Telekom Austria AG*	89,458	851,555
UNIQA Insurance Group AG	164,430	1,907,986
Verbund AG	31,967	927,825
Vienna Insurance Group AG Wiener Versicherung Gruppe	35,348	1,181,589
Wienerberger AG	13,120	327,876

Total Austria		7,435,639
Belgium – 6.5%
Ackermans & van Haaren N.V.	4,822	843,294
Barco N.V.	2,712	333,535
Bekaert S.A.	11,284	480,444
bpost S.A.	95,540	2,157,298
Cofinimmo S.A.	8,385	1,086,916
D’ieteren S.A./N.V.	12,017	486,233
Econocom Group S.A./N.V.	28,311	207,169
Elia System Operator S.A./N.V.	15,539	970,821
Euronav N.V.(a)	130,811	1,083,513
Ion Beam Applications	151	3,044
Melexis N.V.	7,859	782,897
Ontex Group N.V.	12,591	336,335
Orange Belgium S.A.	14,469	295,748
Warehouses De Pauw CVA	8,238	1,023,282

Total Belgium		10,090,529
Finland – 9.7%
Aktia Bank Oyj	29,462	332,627
Amer Sports Oyj*	28,324	873,295
Cargotec Oyj Class B	7,844	417,327
Citycon Oyj	165,371	371,578
Cramo Oyj	10,444	217,715
DNA Oyj	39,904	865,209
F-Secure Oyj	34,369	154,492
Finnair Oyj	17,333	240,882
Huhtamaki Oyj	16,391	718,448
Kemira Oyj	54,339	695,020
Kesko Oyj Class B	26,298	1,505,872
Konecranes Oyj	18,984	822,765
Lassila & Tikanoja Oyj	235	4,873
Metsa Board Oyj	71,388	715,981
Metso Oyj	39,820	1,254,189
Nokian Renkaat Oyj(a)	43,949	1,994,471
Outokumpu Oyj	48,037	327,412
Raisio Oyj Class V	27,980	124,569
Ramirent Oyj	28,121	231,544
Sanoma Oyj	34,457	403,641
Technopolis Oyj	25,370	114,509
Tieto Oyj	28,810	959,498
Tikkurila Oyj	12,912	248,043
Tokmanni Group Corp.	26,012	212,259
Uponor Oyj	18,362	306,445
Valmet Oyj	31,175	624,185
YIT Oyj	33,682	281,682

Total Finland		15,018,531
France – 13.8%
Albioma S.A.	752	17,813
Altran Technologies S.A.(a)	22,703	335,614
Cie Plastic Omnium S.A.	20,965	1,002,990
Coface S.A.	26,497	302,736
Edenred	57,746	2,005,575
Elior Group S.A.(b)	19,089	414,597
Elis S.A.	21,748	537,610
Eurazeo S.A.	15,233	1,400,390
Europcar Groupe S.A.(b)	35,139	390,238
Eutelsat Communications S.A.	85,486	1,692,673
Gaztransport Et Technigaz S.A.	17,764	1,112,016
IPSOS	9,608	377,180
Jacquet Metal Service	7,915	285,701
Kaufman & Broad S.A.	7,535	395,883
Korian S.A.	9,517	321,873
Lagardere SCA	50,433	1,438,981
LISI	4,600	184,994
Manitou BF S.A.	250	10,608
Metropole Television S.A.	37,523	965,409
Neopost S.A.	9,739	256,319
Nexans S.A.	4,282	221,181
Nexity S.A.*	18,613	1,191,487
Orpea	4,394	557,959
Rallye S.A.(a)	7,950	119,283
Remy Cointreau S.A.	6,582	937,387
Rexel S.A.	65,683	1,110,729
Rubis SCA	19,193	1,384,405
Sopra Steria Group	2,386	486,234
SPIE S.A.	28,907	638,857
Tarkett S.A.	4,823	161,457
Television Francaise 1	38,340	520,092
Vicat S.A.	7,828	590,633

Total France		21,368,904
Germany – 18.1%
1&1 Drillisch AG	15,953	1,074,184
Aareal Bank AG	27,702	1,319,845
alstria office REIT-AG	53,682	840,445
AURELIUS Equity Opportunities SE & Co. KGaA(a)	18,447	1,284,087
Aurubis AG	8,128	682,542
BayWa AG	5,091	179,383
Bechtle AG	4,378	354,286
Bertrandt AG	421	47,971
Bilfinger SE	11,163	507,966
Carl Zeiss Meditec AG Bearer Shares	6,897	439,806
CompuGroup Medical SE	3,985	215,348
CTS Eventim AG & Co. KGaA	17,770	831,780

See Notes to Financial Statements.

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds	35

Schedule of Investments (continued)

WisdomTree Europe Hedged SmallCap Equity Fund (EUSC)

March 31, 2018

Investments	Shares	Value
Diebold Nixdorf AG*	5,528	$456,867
DMG MORI AG	7,334	420,319
Duerr AG	5,973	654,813
Elmos Semiconductor AG	6,812	208,606
ElringKlinger AG	3,917	72,934
Encavis AG	36,888	290,801
Freenet AG	54,566	1,658,239
Gerresheimer AG	3,228	264,598
Hamburger Hafen und Logistik AG	16,531	371,035
Hella GmbH & Co. KGaA	18,087	1,187,846
Hugo Boss AG	22,563	1,963,527
Indus Holding AG	4,704	329,179
Jenoptik AG	6,394	225,844
K+S AG Registered Shares	20,375	587,364
Kloeckner & Co. SE	19,216	241,055
Krones AG	3,364	452,612
LANXESS AG	8,021	613,580
LEG Immobilien AG	15,909	1,787,130
Leoni AG	5,300	338,425
Nemetschek SE	1,230	137,657
NORMA Group SE	5,192	388,231
Pfeiffer Vacuum Technology AG	2,414	374,967
Rheinmetall AG	5,958	845,221
RHOEN-KLINIKUM AG	6,772	228,036
Salzgitter AG	5,305	271,022
Scout24 AG(b)	7,778	361,969
Sixt SE	6,806	737,010
Software AG	9,169	479,477
STADA Arzneimittel AG	6,018	619,040
Stroeer SE & Co. KGaA	8,678	605,673
Suedzucker AG	23,589	400,061
Takkt AG	14,042	319,487
TLG Immobilien AG	25,957	711,888
VTG AG	4,733	267,470
Wacker Neuson SE	10,689	369,925
Washtec AG	3,032	288,617
Wuestenrot & Wuerttembergische AG	26,736	630,663

Total Germany		27,938,831
Ireland – 1.1%
C&C Group PLC	39,400	128,893
Glanbia PLC	19,032	327,691
Irish Continental Group PLC	39,225	275,938
Kingspan Group PLC	16,803	710,882
Origin Enterprises PLC	37,137	244,351

Total Ireland		1,687,755
Italy – 23.8%
A2A SpA	821,249	1,570,066
ACEA SpA	44,123	747,767
Anima Holding SpA(b)	97,138	658,253
Ascopiave SpA	81,797	327,950
ASTM SpA	25,973	653,232
Autogrill SpA	32,126	412,881
Azimut Holding SpA	62,595	1,342,960
Banca Generali SpA	35,659	1,149,007
Banca IFIS SpA	11,932	459,021
Banca Popolare di Sondrio SCPA	75,778	299,903
Biesse SpA	7,489	443,939
BPER Banca	60,363	336,296
Brembo SpA	42,950	662,389
Buzzi Unicem SpA	7,088	165,714
Cementir Holding SpA	14,074	122,028
Cerved Information Solutions SpA	45,477	566,570
CIR-Compagnie Industriali Riunite SpA	13,944	18,452
Credito Emiliano SpA	7,638	66,788
Datalogic SpA	7,569	236,907
De’ Longhi SpA	30,069	891,967
DiaSorin SpA	5,364	482,235
Ei Towers SpA	7,338	411,072
Enav SpA(b)	211,565	1,127,678
ERG SpA	49,332	1,175,804
Falck Renewables SpA	87,512	226,016
FinecoBank Banca Fineco SpA	183,336	2,202,448
Hera SpA	374,501	1,369,766
Immobiliare Grande Distribuzione SIIQ SpA	39,913	372,472
Industria Macchine Automatiche SpA	6,005	583,804
Infrastrutture Wireless Italiane SpA(b)	135,305	1,069,984
Interpump Group SpA	9,378	316,711
Iren SpA	288,797	904,991
Italgas SpA	267,985	1,600,448
Italmobiliare SpA	9,299	261,321
Maire Tecnimont SpA	55,170	283,617
MARR SpA	21,471	637,444
Moncler SpA	15,750	598,537
OVS SpA(b)	49,407	302,722
Parmalat SpA	98,652	363,375
Piaggio & C. SpA	94,772	262,949
Prysmian SpA	31,331	982,577
RAI Way SpA(b)	85,702	474,830
Salini Impregilo SpA(a)	76,805	227,645
Salvatore Ferragamo SpA(a)	25,722	709,239
Saras SpA	344,840	756,173
Societa Cattolica di Assicurazioni SC	65,262	694,271
Societa Iniziative Autostradali e Servizi SpA	64,113	1,192,991
Tod’s SpA(a)	4,545	329,791
Unione di Banche Italiane SpA	255,637	1,166,721
Unipol Gruppo SpA	264,672	1,294,867
UnipolSai Assicurazioni SpA	1,251,100	2,974,241
Zignago Vetro SpA	25,953	264,922

Total Italy		36,753,752
Netherlands – 7.8%
Aalberts Industries N.V.	15,336	780,090
Accell Group	6,238	135,944
Amsterdam Commodities N.V.	7,123	186,593
Arcadis N.V.	15,538	304,795
ASM International N.V.	7,905	576,124
ASR Nederland N.V.	52,711	2,250,781

See Notes to Financial Statements.

36	WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

Schedule of Investments (continued)

WisdomTree Europe Hedged SmallCap Equity Fund (EUSC)

March 31, 2018

Investments	Shares	Value
BE Semiconductor Industries N.V.	11,476	$1,172,148
Beter Bed Holding N.V.	349	3,996
BinckBank N.V.	27,286	155,540
Boskalis Westminster	35,848	1,049,287
Brunel International N.V.	1,642	30,069
Corbion N.V.	17,181	520,222
Euronext N.V.(b)	18,412	1,345,054
Flow Traders(b)	12,730	542,011
ForFarmers N.V.	23,444	326,962
Gemalto N.V.	6,724	410,581
IMCD Group N.V.	4,770	292,850
Intertrust N.V.(b)	18,488	382,899
Koninklijke BAM Groep N.V.(a)	16,421	76,419
PostNL N.V.	104,922	392,535
SBM Offshore N.V.	35,900	573,751
TKH Group N.V. CVA	9,353	598,145

Total Netherlands		12,106,796
Portugal – 4.0%
Altri, SGPS, S.A.	103,867	692,355
Corticeira Amorim, SGPS, S.A.	6,327	80,925
CTT-Correios de Portugal S.A.	101,191	389,279
Mota-Engil, SGPS, S.A.	109,023	438,448
Navigator Co. S.A. (The)	229,410	1,350,886
NOS, SGPS, S.A.	140,832	829,639
REN – Redes Energeticas Nacionais, SGPS, S.A.	228,090	703,536
Semapa-Sociedade de Investimento e Gestao	18,404	419,185
Sonae Capital, SGPS, S.A.	239,552	273,401
Sonae, SGPS, S.A.	703,385	947,239

Total Portugal		6,124,893
Spain – 9.7%
Acciona S.A.	14,427	1,095,101
Acerinox S.A.	65,955	920,247
Almirall S.A.	18,366	216,614
Applus Services S.A.	20,746	269,943
Atresmedia Corp. de Medios de Comunicacion S.A.	44,766	426,405
Bolsas y Mercados Espanoles SHMSF S.A.(a)	27,412	927,098
Cellnex Telecom S.A.(b)	10,336	275,718
Cia de Distribucion Integral Logista Holdings S.A.	37,089	784,559
Cie Automotive S.A.	23,553	840,033
Construcciones y Auxiliar de Ferrocarriles S.A.	5,109	263,899
Distribuidora Internacional de Alimentacion S.A.	146,498	621,048
Ebro Foods S.A.	36,047	915,908
Elecnor S.A.	17,382	290,731
Ence Energia y Celulosa S.A.	38,038	286,300
Euskaltel S.A.(b)	5,092	42,428
Faes Farma S.A.	90,872	331,924
Grupo Catalana Occidente S.A.	22,167	965,078
Mediaset Espana Comunicacion S.A.	109,148	1,109,592
Obrascon Huarte Lain S.A.*	40,528	172,608
Papeles y Cartones de Europa S.A.	29,358	511,260
Prosegur Cia de Seguridad S.A.	97,246	746,292
Saeta Yield S.A.	48,364	724,472
Tecnicas Reunidas S.A.(a)	14,502	427,869
Viscofan S.A.	10,055	693,741
Zardoya Otis S.A.	119,799	1,205,199

Total Spain		15,064,067
TOTAL COMMON STOCKS (Cost: $122,904,574)		153,589,697
RIGHTS – 0.1%
France – 0.0%
Altran Technologies S.A., expiring 4/9/18*(a)	22,703	37,978
Italy – 0.1%
Anima Holding SpA, expiring 4/12/18*	97,138	37,034
Immobiliare Grande Distribuzione SIIQ SpA, expiring 4/13/18*	39,913	42,441

Total Italy		79,475
TOTAL RIGHTS (Cost: $0)		117,453
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 2.7%
United States – 2.7%
State Street Navigator Securities Lending Government Money Market Portfolio, 1.74%(c)
(Cost: $4,215,398)(d)	4,215,398	4,215,398
TOTAL INVESTMENTS IN SECURITIES – 102.1% (Cost: $127,119,972)		157,922,548
Other Assets less Liabilities – (2.1)%		(3,298,537)

NET ASSETS – 100.0%		$154,624,011
*	Non-income producing security.

(a)	Security, or portion thereof, was on loan at March 31, 2018 (See Note 2).

(b)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

(c)	Rate shown represents annualized 7-day yield as of March 31, 2018.

(d)

At March 31, 2018, the total market value of the Fund’s securities on loan was $5,350,139 and the total market value of the collateral held by the Fund was $5,630,237. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $1,414,839.

CVA – Certificaten Van Aandelen (Certificate of Stock)

FINANCIAL DERIVATIVE INSTRUMENTS
FOREIGN CURRENCY CONTRACTS (OTC – OVER THE COUNTER)
Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation	Unrealized Depreciation
Bank of America N.A.	4/4/2018	27,161,183	EUR	33,406,137	USD	$—	$(1,944)
Bank of America N.A.	4/4/2018	33,406,137	USD	27,318,798	EUR	—	(191,899)
Bank of America N.A.	5/3/2018	32,308,020	USD	26,214,531	EUR	1,441	—
Bank of Montreal	4/3/2018	70,000	USD	56,887	EUR	37	—

See Notes to Financial Statements.

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds	37

Schedule of Investments (concluded)

WisdomTree Europe Hedged SmallCap Equity Fund (EUSC)

March 31, 2018

Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation	Unrealized Depreciation
Bank of Montreal	4/4/2018	33,406,137	USD	27,319,268	EUR	$—	$(192,476)
Barclays Bank PLC	4/4/2018	27,162,111	EUR	33,406,137	USD	—	(803)
Barclays Bank PLC	4/4/2018	33,406,137	USD	27,319,603	EUR	—	(192,889)
Barclays Bank PLC	5/3/2018	32,308,020	USD	26,215,850	EUR	—	(185)
Citibank N.A.	4/4/2018	27,161,956	EUR	33,406,137	USD	—	(993)
Citibank N.A.	4/4/2018	25,452,295	USD	20,814,578	EUR	—	(146,523)
Citibank N.A.	5/3/2018	32,308,020	USD	26,215,594	EUR	130	—
Credit Suisse International	4/4/2018	27,162,089	EUR	33,406,137	USD	—	(830)
Credit Suisse International	5/3/2018	32,308,020	USD	26,216,105	EUR	—	(499)
Goldman Sachs	4/4/2018	20,694,942	EUR	25,452,295	USD	—	(612)
Goldman Sachs	5/3/2018	24,615,635	USD	19,973,576	EUR	359	—
Royal Bank of Canada	4/4/2018	33,406,137	USD	27,319,737	EUR	—	(193,053)
						$1,967	$(922,706)

CURRENCY LEGEND

EUR – Euro

USD – U.S. dollar

See Notes to Financial Statements.

38	WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

Schedule of Investments

WisdomTree Europe Quality Dividend Growth Fund (EUDG)

March 31, 2018

Investments	Shares	Value
COMMON STOCKS – 99.6%
Austria – 0.2%
Lenzing AG	994	$122,614
Belgium – 0.2%
Ion Beam Applications(a)	1,016	20,480
Melexis N.V.	1,372	136,675

Total Belgium		157,155
Denmark – 7.0%
Chr Hansen Holding A/S	2,579	221,693
Coloplast A/S Class B	6,547	551,552
Novo Nordisk A/S Class B	71,349	3,502,174
Novozymes A/S Class B	5,164	266,171
Pandora A/S	1,319	141,412
Royal Unibrew A/S	1,750	115,552
Vestas Wind Systems A/S	3,956	280,534

Total Denmark		5,079,088
Finland – 3.1%
Elisa Oyj	9,995	451,990
Huhtamaki Oyj	3,084	135,177
Kone Oyj Class B	15,064	750,878
Konecranes Oyj	2,314	100,289
Metsa Board Oyj	13,304	133,432
Nokian Renkaat Oyj	4,400	199,678
Orion Oyj Class B	4,117	125,924
Valmet Oyj	4,058	81,249
Wartsila Oyj Abp	10,869	239,942

Total Finland		2,218,559
France – 12.2%
Airbus SE	15,004	1,730,861
Altran Technologies S.A.(a)	4,351	64,320
BioMerieux	1,278	105,307
Capgemini SE	3,686	458,763
Christian Dior SE	2,025	799,185
Cie Generale des Etablissements Michelin SCA	3,460	510,208
Cie Plastic Omnium S.A.	2,744	131,276
Essilor International Cie Generale d’Optique S.A.	3,472	467,996
Faurecia S.A.	2,747	222,028
Hermes International	763	451,828
Ingenico Group S.A.	1,232	99,820
Ipsen S.A.	1,268	196,725
LVMH Moet Hennessy Louis Vuitton SE	7,316	2,251,196
Orpea	609	77,332
SEB S.A.	500	95,436
Societe BIC S.A.	1,361	135,329
Sodexo S.A.	2,201	221,695
Teleperformance	655	101,500
Thales S.A.	3,679	447,666
Valeo S.A.	3,472	229,045

Total France		8,797,516
Germany – 11.1%
adidas AG	1,984	479,831
Aurubis AG	1,477	124,030
Continental AG	3,078	849,083
Covestro AG(b)	5,874	576,920
CTS Eventim AG & Co. KGaA	2,694	126,101
Deutsche Wohnen SE Bearer Shares	9,953	463,923
Diebold Nixdorf AG*	1,097	90,663
Fielmann AG	1,978	159,825
Fuchs Petrolub SE	2,091	106,336
Hella GmbH & Co. KGaA	2,258	148,292
Henkel AG & Co. KGaA	3,798	477,840
Hugo Boss AG	2,409	209,641
Infineon Technologies AG	18,140	485,008
K+S AG Registered Shares	4,124	118,885
KION Group AG	1,707	159,005
Leoni AG	1,091	69,665
MTU Aero Engines AG	1,200	201,892
SAP SE	20,688	2,161,904
Symrise AG	2,358	189,543
TUI AG	25,449	544,750
United Internet AG Registered Shares	4,507	283,244

Total Germany		8,026,381
Ireland – 0.2%
Irish Continental Group PLC	4,055	28,526
Kerry Group PLC Class A	1,368	138,633

Total Ireland		167,159
Italy – 2.2%
Anima Holding SpA(b)	20,555	139,290
Azimut Holding SpA	11,700	251,021
Banca IFIS SpA	2,249	86,518
Brembo SpA	5,940	91,609
De’ Longhi SpA	4,388	130,166
DiaSorin SpA	1,095	98,443
Ferrari N.V.	1,379	165,424
Industria Macchine Automatiche SpA	1,213	117,927
Prysmian SpA	5,327	167,061
Recordati SpA	5,833	215,068
Salvatore Ferragamo SpA(a)	3,523	97,141

Total Italy		1,559,668
Netherlands – 3.8%
ASM International N.V.	1,486	108,301
ASML Holding N.V.	5,707	1,124,054
BE Semiconductor Industries N.V.	1,811	184,974
Corbion N.V.	3,518	106,521
Euronext N.V.(b)	2,919	213,242
Flow Traders(b)	2,395	101,973
GrandVision N.V.(b)	2,580	58,764
Koninklijke Vopak N.V.	3,028	148,401
Rhi Magnesita N.V.*	1,264	78,018
SBM Offshore N.V.	5,656	90,394
Steinhoff International Holdings N.V.*	92,579	25,504
TKH Group N.V. CVA	1,811	115,818
Wolters Kluwer N.V.	6,587	349,883

Total Netherlands		2,705,847

See Notes to Financial Statements.

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds	39

Schedule of Investments (continued)

WisdomTree Europe Quality Dividend Growth Fund (EUDG)

March 31, 2018

Investments	Shares	Value
Norway – 2.4%
Borregaard ASA	9,341	$88,045
Entra ASA(b)	7,384	100,448
Leroy Seafood Group ASA	22,816	140,948
Marine Harvest ASA	35,274	706,293
Orkla ASA	34,038	364,791
Salmar ASA	5,909	241,750
Veidekke ASA	5,934	66,287

Total Norway		1,708,562
Portugal – 0.5%
Jeronimo Martins, SGPS, S.A.	21,171	385,480
Spain – 3.7%
Amadeus IT Group S.A.	10,554	778,531
Atresmedia Corp. de Medios de Comunicacion S.A.	10,395	99,014
Grifols S.A.	8,070	228,372
Industria de Diseno Textil S.A.	43,601	1,363,625
Prosegur Cia de Seguridad S.A.	12,315	94,509
Tecnicas Reunidas S.A.(a)	3,573	105,418

Total Spain		2,669,469
Sweden – 8.3%
AAK AB	604	53,153
Assa Abloy AB Class B	16,663	358,835
Atlas Copco AB Class A	19,506	841,282
Atlas Copco AB Class B	11,024	427,149
Axfood AB	5,504	93,817
Bilia AB Class A	7,858	69,434
Boliden AB	6,094	212,840
Castellum AB	8,516	138,801
Electrolux AB Series B	3,908	122,493
Fabege AB	6,377	137,670
Hemfosa Fastigheter AB	13,134	158,866
Hennes & Mauritz AB Class B(a)	25,214	376,879
Hexagon AB Class B	4,718	279,425
Husqvarna AB Class B	9,953	95,646
Intrum Justitia AB(a)	2,195	62,038
Investment AB Latour Class B	15,053	170,575
JM AB	2,043	46,228
L E Lundbergforetagen AB Class B	941	67,192
Loomis AB Class B	2,795	100,255
NetEnt AB*	10,437	52,267
Nibe Industrier AB Class B	8,575	80,909
Peab AB	9,998	89,656
Sandvik AB	30,232	550,326
Securitas AB Class B	10,667	180,547
SKF AB Class B(a)	13,850	281,968
Sweco AB Class B	3,790	78,065
Trelleborg AB Class B	6,486	162,483
Volvo AB Class B	37,149	675,352

Total Sweden		5,964,151
Switzerland – 16.9%
ABB Ltd. Registered Shares	70,579	1,674,556
Cie Financiere Richemont S.A. Registered Shares	8,148	729,712
EMS-Chemie Holding AG Registered Shares	666	419,380
GAM Holding AG*	11,330	189,898
Geberit AG Registered Shares	876	386,406
Givaudan S.A. Registered Shares	334	758,964
Kuehne + Nagel International AG Registered Shares	4,343	681,655
Logitech International S.A. Registered Shares	3,911	142,783
Lonza Group AG Registered Shares*	1,157	272,093
Oriflame Holding AG	1,754	83,775
Partners Group Holding AG	875	648,757
Roche Holding AG Bearer Shares	5,218	1,208,597
Roche Holding AG Genusschein	17,406	3,982,513
Schindler Holding AG Participation Certificate	605	130,148
Schindler Holding AG Registered Shares	1,159	242,064
Sonova Holding AG Registered Shares	1,759	278,839
Straumann Holding AG Registered Shares	274	172,252
Swatch Group AG (The) Bearer Shares	500	220,029

Total Switzerland		12,222,421
United Kingdom – 27.8%
Ashmore Group PLC	47,341	252,756
Ashtead Group PLC	9,401	255,842
Associated British Foods PLC	11,105	388,050
AVEVA Group PLC	3,962	106,211
Bellway PLC	3,451	147,604
Berkeley Group Holdings PLC	6,262	332,838
BGEO Group PLC	1,926	96,076
Big Yellow Group PLC	6,160	73,710
Brewin Dolphin Holdings PLC	25,308	122,411
British American Tobacco PLC	45,180	2,618,166
Burberry Group PLC	5,335	126,928
Cineworld Group PLC	27,734	91,739
Coca-Cola European Partners PLC	9,786	407,034
Compass Group PLC	34,644	707,353
Computacenter PLC	9,516	153,247
Crest Nicholson Holdings PLC	7,361	46,921
Croda International PLC	4,241	271,763
Diageo PLC	63,270	2,140,774
Domino’s Pizza Group PLC	19,811	91,849
Dunelm Group PLC	12,748	94,243
easyJet PLC	15,691	353,172
Electrocomponents PLC	16,703	140,633
FDM Group Holdings PLC	3,305	47,290
Fresnillo PLC	13,586	241,756
Galliford Try PLC	8,580	100,501
Greggs PLC	7,996	137,854
Halma PLC	10,167	168,152
Hargreaves Lansdown PLC	11,101	254,299
Hikma Pharmaceuticals PLC	3,172	53,774
Howden Joinery Group PLC	10,859	70,194
Jardine Lloyd Thompson Group PLC	11,320	203,578
Johnson Matthey PLC	5,662	241,616
Jupiter Fund Management PLC	20,908	138,319
Mediclinic International PLC(a)	12,212	102,957
Merlin Entertainments PLC(b)	4,951	24,072

See Notes to Financial Statements.

40	WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

Schedule of Investments (concluded)

WisdomTree Europe Quality Dividend Growth Fund (EUDG)

March 31, 2018

Investments	Shares	Value
Moneysupermarket.com Group PLC	27,209	$109,468
Pagegroup PLC	19,617	147,638
Persimmon PLC	14,670	520,651
Reckitt Benckiser Group PLC	13,342	1,129,333
RELX N.V.	23,414	484,632
RELX PLC	25,883	531,922
Renishaw PLC	2,359	149,113
Rightmove PLC	1,753	106,897
RPC Group PLC	15,344	166,428
Sage Group PLC (The)	36,947	331,293
Segro PLC	48,982	413,096
Spirax-Sarco Engineering PLC	1,930	155,811
Synthomer PLC	17,707	119,130
Taylor Wimpey PLC	61,040	158,067
Unilever N.V. CVA	44,222	2,494,706
Unilever PLC	31,580	1,752,303
WH Smith PLC	5,958	162,812
Whitbread PLC	2,270	117,821
William Hill PLC	44,511	206,239

Total United Kingdom		20,061,042
TOTAL COMMON STOCKS (Cost: $69,499,014)		71,845,112
RIGHTS – 0.0%
France – 0.0%
Altran Technologies S.A., expiring 4/9/18*(a)	4,351	7,278
Italy – 0.0%
Anima Holding SpA, expiring 4/12/18*	20,555	7,837
United Kingdom – 0.0%
Galliford Try PLC, expiring 4/13/18*	2,860	11,234
TOTAL RIGHTS (Cost: $0)		26,349
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 1.4%
United States – 1.4%
State Street Navigator Securities Lending Government Money Market Portfolio, 1.74%(c)
(Cost: $1,002,910)(d)	1,002,910	1,002,910
TOTAL INVESTMENTS IN SECURITIES – 101.0% (Cost: $70,501,924)		72,874,371
Other Assets less Liabilities – (1.0)%		(710,895)

NET ASSETS – 100.0%		$72,163,476
*	Non-income producing security.

(a)	Security, or portion thereof, was on loan at March 31, 2018 (See Note 2).

(b)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

(c)	Rate shown represents annualized 7-day yield as of March 31, 2018.

(d)

At March 31, 2018, the total market value of the Fund’s securities on loan was $997,702 and the total market value of the collateral held by the Fund was $1,050,149. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $47,239.

CVA	– Certificaten Van Aandelen (Certificate of Stock)

See Notes to Financial Statements.

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds	41

Schedule of Investments

WisdomTree Europe SmallCap Dividend Fund (DFE)

March 31, 2018

Investments	Shares	Value
COMMON STOCKS – 98.8%
Austria – 1.0%
AT&S Austria Technologie & Systemtechnik AG	147,860	$4,000,605
DO & Co. AG(a)	12,787	809,894
POLYTEC Holding AG	44,144	853,447
Porr AG(a)	102,136	3,510,856
S IMMO AG	147,219	2,915,023
Zumtobel Group AG(a)	43,380	407,067

Total Austria		12,496,892
Belgium – 2.4%
Barco N.V.	26,235	3,226,512
Euronav N.V.(a)	1,130,272	9,362,091
EVS Broadcast Equipment S.A.	52,160	1,683,911
Exmar N.V.*(a)	195,527	1,262,462
Ion Beam Applications(a)	16,966	341,988
Orange Belgium S.A.	148,093	3,027,038
Recticel S.A.	160,641	2,011,206
Warehouses De Pauw CVA	63,384	7,873,237

Total Belgium		28,788,445
Denmark – 2.3%
Alm Brand A/S	413,503	4,195,818
Matas A/S	220,864	2,383,228
NNIT A/S(b)	52,149	1,488,521
Per Aarsleff Holding A/S	57,090	2,133,493
Ringkjoebing Landbobank A/S	42,729	2,340,581
Scandinavian Tobacco Group A/S Class A(b)	316,645	5,563,974
SimCorp A/S	60,133	4,165,030
Spar Nord Bank A/S	461,749	5,477,694

Total Denmark		27,748,339
Finland – 4.9%
Aktia Bank Oyj	145,831	1,646,436
CapMan Oyj Class B	779,018	1,379,629
Cramo Oyj	116,620	2,431,056
DNA Oyj	359,775	7,800,736
F-Secure Oyj	246,680	1,108,852
Finnair Oyj	224,915	3,125,713
Kemira Oyj	453,396	5,799,136
Lehto Group Oyj	89,271	1,282,347
Oriola Oyj Class B(a)	465,127	1,407,210
Raisio Oyj Class V(a)	597,926	2,662,002
Ramirent Oyj	217,426	1,790,253
Sanoma Oyj	375,876	4,403,134
Technopolis Oyj(a)	534,099	2,410,683
Tieto Oyj(a)	329,139	10,961,760
Tikkurila Oyj(a)	177,190	3,403,867
Tokmanni Group Corp.(a)	256,101	2,089,799
Uponor Oyj	202,771	3,384,060
YIT Oyj(a)	339,349	2,837,970

Total Finland		59,924,643
France – 4.0%
Albioma S.A.	95,965	2,273,115
Beneteau S.A.	49,472	1,074,490
Bourbon Corp.(a)	36,365	212,884
Chargeurs S.A.	53,185	1,551,516
Chargeurs S.A.*	461	12,473
Coface S.A.	243,886	2,786,473
Europcar Groupe S.A.(b)	438,234	4,866,829
Gaztransport Et Technigaz S.A.	161,502	10,109,926
Haulotte Group S.A.	47,782	983,721
IPSOS	102,301	4,016,013
Jacquet Metal Service	37,561	1,355,806
Kaufman & Broad S.A.	89,146	4,683,661
Lectra	35,456	1,000,748
Manitou BF S.A.	53,433	2,267,154
Mersen S.A.	36,051	1,638,265
Neopost S.A.	131,316	3,456,079
Oeneo S.A.	108,248	1,352,589
Rallye S.A.(a)	315,071	4,727,381

Total France		48,369,123
Germany – 10.3%
alstria office REIT-AG	599,796	9,390,404
AURELIUS Equity Opportunities SE & Co. KGaA(a)	219,376	15,270,661
BayWa AG	49,230	1,734,630
Bertrandt AG	30,469	3,471,810
bet-at-home.com AG	11,142	939,340
Bilfinger SE	128,273	5,836,994
CANCOM SE	16,503	1,697,779
Cewe Stiftung & Co. KGaA	20,081	1,973,261
CropEnergies AG	120,680	768,807
Deutz AG	99,608	912,647
Elmos Semiconductor AG	32,861	1,006,311
ElringKlinger AG(a)	158,734	2,955,617
Encavis AG	400,168	3,154,661
Gerry Weber International AG	74,999	723,142
GFT Technologies SE(a)	40,621	649,950
Grammer AG	29,311	1,836,653
Hamburger Hafen und Logistik AG	189,059	4,243,386
Indus Holding AG	50,697	3,547,700
Jenoptik AG	59,716	2,109,247
Kloeckner & Co. SE	205,882	2,582,682
Koenig & Bauer AG	12,671	1,161,745
Leoni AG	33,686	2,150,980
MLP SE	166,390	1,009,873
NORMA Group SE	58,610	4,382,557
Pfeiffer Vacuum Technology AG	25,466	3,955,637
RHOEN-KLINIKUM AG	78,451	2,641,704
RIB Software SE	50,242	1,068,352
Salzgitter AG	51,349	2,623,317
Sixt SE	82,440	8,927,290
SMA Solar Technology AG	31,932	1,805,707
Takkt AG	108,023	2,457,765
TLG Immobilien AG	316,903	8,691,275
VERBIO Vereinigte BioEnergie AG	101,365	532,314
VTG AG(a)	61,673	3,485,242
Wacker Neuson SE	163,196	5,647,886

See Notes to Financial Statements.

42	WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

Schedule of Investments (continued)

WisdomTree Europe SmallCap Dividend Fund (DFE)

March 31, 2018

Investments	Shares	Value
Washtec AG	37,071	$3,528,804
Wuestenrot & Wuerttembergische AG	244,728	5,772,774
Zeal Network SE	49,205	1,579,436

Total Germany		126,228,340
Ireland – 1.6%
C&C Group PLC	1,255,165	4,106,150
Greencore Group PLC(a)	1,181,666	2,197,203
Hostelworld Group PLC(b)	334,706	1,793,588
IFG Group PLC(a)	375,325	964,731
Irish Continental Group PLC	387,030	2,722,657
Origin Enterprises PLC	350,080	2,303,421
Total Produce PLC	497,117	1,467,311
UDG Healthcare PLC	317,232	3,862,713

Total Ireland		19,417,774
Italy – 11.5%
Anima Holding SpA(b)	1,147,050	7,772,957
Ascopiave SpA	729,983	2,926,730
Astaldi SpA(a)	310,480	845,403
ASTM SpA	262,475	6,601,362
Banca IFIS SpA	118,855	4,572,319
Banca Popolare di Sondrio SCPA	672,216	2,660,401
Banca Sistema SpA(a)(b)	309,071	851,449
Biesse SpA	26,046	1,543,975
Brunello Cucinelli SpA	55,596	1,743,557
Cairo Communication SpA	187,787	842,967
Cementir Holding SpA	297,262	2,577,394
Cerved Information Solutions SpA	477,278	5,946,113
CIR-Compagnie Industriali Riunite SpA	2,191,105	2,899,531
Cofide SpA	1,510,292	905,499
Datalogic SpA	74,360	2,327,445
Ei Towers SpA	92,422	5,177,452
El.En. SpA	22,605	900,745
Enav SpA(b)	2,331,257	12,426,000
ePrice SpA(a)	173,864	436,206
ERG SpA	554,890	13,225,527
Esprinet SpA	125,936	673,739
Falck Renewables SpA	1,134,071	2,928,949
Immobiliare Grande Distribuzione SIIQ SpA	458,496	4,278,733
Italmobiliare SpA	91,071	2,559,285
La Doria SpA	91,808	1,386,536
Maire Tecnimont SpA(a)	635,534	3,267,137
MARR SpA	199,687	5,928,425
OVS SpA(b)	534,937	3,277,620
Piaggio & C. SpA	916,573	2,543,071
RAI Way SpA(b)	662,405	3,670,039
SAES Getters SpA	49,945	1,363,632
Salini Impregilo SpA(a)	847,643	2,512,363
Saras SpA	3,968,979	8,703,270
Societa Cattolica di Assicurazioni SC	736,211	7,831,964
Technogym SpA(b)	180,195	2,127,484
Tod’s SpA(a)	87,390	6,341,121
Vittoria Assicurazioni SpA	112,646	1,679,077
Zignago Vetro SpA	288,714	2,947,123

Total Italy		141,202,600
Netherlands – 5.6%
Accell Group	59,360	1,293,630
AMG Advanced Metallurgical Group N.V.	25,885	1,153,689
Amsterdam Commodities N.V.	66,841	1,750,954
Arcadis N.V.	223,643	4,387,007
BE Semiconductor Industries N.V.	106,847	10,913,254
Beter Bed Holding N.V.(a)	106,339	1,217,572
BinckBank N.V.	266,740	1,520,513
Brunel International N.V.	148,707	2,723,193
Corbion N.V.	199,400	6,037,616
Flow Traders(b)	216,152	9,203,195
ForFarmers N.V.	237,667	3,314,624
Intertrust N.V.(b)	236,466	4,897,372
Koninklijke BAM Groep N.V.(a)	475,259	2,211,738
PostNL N.V.	1,149,504	4,300,530
Rhi Magnesita N.V.*	84,552	5,218,820
SIF Holding N.V.(a)	48,679	1,136,293
TKH Group N.V. CVA	98,343	6,289,253
Wessanen	74,359	1,487,899

Total Netherlands		69,057,152
Norway – 8.1%
ABG Sundal Collier Holding ASA	3,753,186	3,040,430
Arcus ASA(b)	209,833	1,175,992
Atea ASA*	573,945	9,298,977
Austevoll Seafood ASA	699,692	6,996,073
Borregaard ASA	378,643	3,568,942
Ekornes ASA	95,436	1,337,158
Entra ASA(b)	378,690	5,151,490
Europris ASA(b)	1,088,142	3,492,721
Grieg Seafood ASA	699,710	6,434,770
Kongsberg Gruppen ASA	199,352	4,804,183
Norway Royal Salmon ASA	250,912	5,139,079
Protector Forsikring ASA(a)	290,377	3,136,432
Sbanken ASA(a)(b)	227,698	2,134,592
Scatec Solar ASA(a)(b)	228,061	1,331,889
Selvaag Bolig ASA	291,108	1,407,161
SpareBank 1 Nord Norge	405,321	3,200,874
SpareBank 1 SMN	541,888	5,583,877
SpareBank 1 SR-Bank ASA	762,950	8,376,858
Sparebanken Vest	264,517	1,731,787
TGS Nopec Geophysical Co. ASA	296,429	7,224,818
Tomra Systems ASA	346,766	7,243,661
Veidekke ASA	302,459	3,378,655
XXL ASA(b)	369,723	3,786,259

Total Norway		98,976,678
Portugal – 3.7%
Altri, SGPS, S.A.	936,954	6,245,538
Corticeira Amorim, SGPS, S.A.(a)	177,712	2,273,016
CTT-Correios de Portugal S.A.(a)	1,186,182	4,563,209
Mota-Engil, SGPS, S.A.	1,196,575	4,812,159

See Notes to Financial Statements.

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds	43

Schedule of Investments (continued)

WisdomTree Europe SmallCap Dividend Fund (DFE)

March 31, 2018

Investments	Shares	Value
REN – Redes Energeticas Nacionais, SGPS, S.A.	3,535,306	$10,904,527
Semapa-Sociedade de Investimento e Gestao	161,430	3,676,864
Sonae Capital, SGPS, S.A.	1,803,024	2,057,793
Sonae, SGPS, S.A.	7,860,027	10,584,990

Total Portugal		45,118,096
Spain – 3.3%
Applus Services S.A.	165,883	2,158,439
Construcciones y Auxiliar de Ferrocarriles S.A.	47,986	2,478,655
Elecnor S.A.	125,158	2,093,389
Ence Energia y Celulosa S.A.	528,284	3,976,227
Euskaltel S.A.(b)	216,129	1,800,838
Faes Farma S.A.	940,623	3,435,772
Fluidra S.A.	161,993	2,753,320
Obrascon Huarte Lain S.A.*(a)	462,468	1,969,638
Papeles y Cartones de Europa S.A.	258,002	4,493,023
Saeta Yield S.A.	548,226	8,212,194
Tecnicas Reunidas S.A.(a)	216,439	6,385,841

Total Spain		39,757,336
Sweden – 11.4%
Acando AB	456,469	1,613,350
AddTech AB Class B	107,583	2,158,134
AF AB Class B	177,928	3,870,956
Alimak Group AB(b)	62,730	951,272
Attendo AB(b)	168,236	1,579,950
Avanza Bank Holding AB(a)	82,837	4,354,116
Bergman & Beving AB	69,250	700,372
Betsson AB*	701,098	5,284,103
Bilia AB Class A	466,799	4,124,651
BioGaia AB Class B	32,804	1,649,052
Biotage AB	127,716	1,088,853
Bonava AB Class B	98,885	1,353,133
Bravida Holding AB(b)	393,739	2,806,780
Bufab AB	90,181	1,160,805
Bulten AB	77,598	1,037,753
Byggmax Group AB(a)	205,037	1,016,029
Capio AB(b)	224,774	1,135,304
Clas Ohlson AB Class B	192,831	2,079,171
Cloetta AB Class B	545,490	2,072,586
Com Hem Holding AB	299,500	4,835,029
Coor Service Management Holding AB(b)	364,270	2,909,880
Duni AB	79,190	1,093,084
Dustin Group AB(b)	224,799	1,986,331
Evolution Gaming Group AB(b)	36,173	1,975,633
Granges AB	208,060	2,433,428
Gunnebo AB	211,985	784,680
Hemfosa Fastigheter AB	663,572	8,026,442
HIQ International AB*	257,034	2,194,432
Inwido AB	148,885	1,326,219
ITAB Shop Concept AB Class B(a)	133,196	574,148
KappAhl AB	221,243	676,293
KNOW IT AB	57,759	1,158,656
Kungsleden AB	754,507	5,022,659
Lagercrantz Group AB Class B	117,146	1,167,991
LeoVegas AB(b)	168,221	1,428,155
Lindab International AB	119,792	902,574
Mekonomen AB(a)	124,916	2,126,979
Modern Times Group MTG AB Class B	234,350	9,480,558
MQ Holding AB(a)	245,875	438,622
Mycronic AB(a)	237,147	3,024,227
NetEnt AB*	609,921	3,054,412
Nobia AB	552,094	4,954,132
Nobina AB(b)	488,657	3,142,067
Nolato AB Class B	59,149	4,301,206
Nordic Waterproofing Holding A/S(b)	89,497	766,219
NP3 Fastigheter AB	192,795	1,362,834
Paradox Interactive AB	135,796	2,036,583
Platzer Fastigheter Holding AB Class B	156,016	976,171
Pricer AB Class B(a)	656,775	660,320
Ratos AB Class B	986,621	3,833,482
Resurs Holding AB(a)(b)	1,010,899	7,121,727
Rottneros AB	800,293	718,609
Scandi Standard AB	170,743	1,170,255
Scandic Hotels Group AB(b)	262,516	2,506,108
Systemair AB	47,238	609,173
Thule Group AB(b)	168,674	3,637,403
Wihlborgs Fastigheter AB	227,123	5,244,972

Total Sweden		139,698,063
Switzerland – 4.3%
Ascom Holding AG Registered Shares	150,359	3,187,435
Bobst Group S.A. Registered Shares	25,757	2,843,061
Daetwyler Holding AG Bearer Shares	16,682	3,181,008
EFG International AG*	910,251	7,271,742
GAM Holding AG*	737,055	12,353,522
Implenia AG Registered Shares*	48,597	3,844,217
Kudelski S.A. Bearer Shares(a)	108,441	1,132,425
Mobilezone Holding AG Registered Shares(a)	115,208	1,474,990
Oriflame Holding AG	156,663	7,482,591
Tecan Group AG Registered Shares	11,544	2,437,549
u-blox Holding AG*	7,121	1,279,043
Valiant Holding AG Registered Shares	44,840	5,300,635
Zehnder Group AG	31,061	1,428,819

Total Switzerland		53,217,037
United Kingdom – 24.4%
A.G. Barr PLC	158,578	1,461,518
AA PLC	1,443,087	1,629,612
Abcam PLC	120,939	2,102,004
Ascential PLC	326,111	1,906,729
AVEVA Group PLC	76,134	2,040,963
BCA Marketplace PLC	1,351,187	3,070,621
BGEO Group PLC	49,760	2,482,206
Big Yellow Group PLC	347,640	4,159,820
Bodycote PLC	229,439	2,880,620
Bovis Homes Group PLC	370,365	5,917,652
Brewin Dolphin Holdings PLC	681,462	3,296,132
Card Factory PLC	1,489,375	3,950,857

See Notes to Financial Statements.

44	WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

Schedule of Investments (continued)

WisdomTree Europe SmallCap Dividend Fund (DFE)

March 31, 2018

Investments	Shares	Value
Central Asia Metals PLC	477,833	$2,138,270
Chesnara PLC	394,784	2,159,832
Cineworld Group PLC	932,786	3,085,472
Clarkson PLC	43,727	1,852,475
Clinigen Group PLC*	48,436	606,079
CMC Markets PLC(b)	961,643	2,282,496
Coats Group PLC	1,099,767	1,181,749
Computacenter PLC	177,386	2,856,650
Concentric AB	107,201	1,881,663
Connect Group PLC	1,100,621	864,613
Consort Medical PLC	82,047	1,289,070
Costain Group PLC	218,671	1,424,862
Countryside Properties PLC(b)	585,220	2,576,130
Cranswick PLC	47,391	1,890,694
Crest Nicholson Holdings PLC	666,568	4,248,920
Dairy Crest Group PLC	317,253	2,278,618
De La Rue PLC	226,215	1,615,232
Debenhams PLC(a)	6,559,364	1,921,268
Dechra Pharmaceuticals PLC	68,644	2,530,601
Devro PLC	358,697	986,233
DFS Furniture PLC	532,942	1,377,100
Diploma PLC	146,093	2,338,357
Domino’s Pizza Group PLC	734,627	3,405,917
Dunelm Group PLC	498,689	3,686,686
Elementis PLC	1,181,493	4,895,955
EMIS Group PLC	110,569	1,259,462
Epwin Group PLC	584,213	643,744
Equiniti Group PLC(b)	494,165	2,069,246
Essentra PLC	522,252	3,104,823
esure Group PLC	1,136,957	3,451,414
Euromoney Institutional Investor PLC	108,645	1,865,464
FDM Group Holdings PLC	165,951	2,374,520
Ferrexpo PLC	434,528	1,489,145
Fidessa Group PLC	81,369	4,183,393
Galliford Try PLC	350,249	4,102,600
Games Workshop Group PLC	105,395	3,407,899
Genus PLC	50,746	1,658,645
Go-Ahead Group PLC	140,626	3,460,118
Greggs PLC	187,566	3,233,715
Halfords Group PLC	575,927	2,633,788
Hastings Group Holdings PLC(b)	1,130,241	4,147,673
Headlam Group PLC	56,552	353,024
Helical PLC	225,177	1,020,287
Hill & Smith Holdings PLC	98,379	1,834,101
Hilton Food Group PLC	127,701	1,486,853
Ibstock PLC(b)	749,522	2,965,031
ITE Group PLC	508,183	1,113,517
J D Wetherspoon PLC	82,482	1,317,888
James Fisher & Sons PLC	46,868	1,033,534
James Halstead PLC(a)	215,983	1,257,371
John Laing Group PLC(b)	636,344	2,404,835
John Menzies PLC	147,286	1,297,528
Johnson Service Group PLC	624,569	1,186,301
Just Group PLC	1,429,374	2,730,981
Kcom Group PLC	2,226,922	2,877,136
Keller Group PLC	149,194	1,820,817
Kier Group PLC	314,456	4,122,256
Lookers PLC	738,609	903,497
Low & Bonar PLC	655,820	515,191
Marshalls PLC	349,557	2,050,679
Marston’s PLC	2,087,663	2,954,931
McCarthy & Stone PLC(b)	928,653	1,882,422
McColl’s Retail Group PLC	273,202	862,307
Mears Group PLC	194,869	907,563
Millennium & Copthorne Hotels PLC	324,179	2,442,052
Mitchells & Butlers PLC	792,535	2,772,750
Morgan Advanced Materials PLC	711,181	3,176,501
Morgan Sindall Group PLC	73,262	1,202,432
N Brown Group PLC	801,705	1,984,975
NCC Group PLC	498,177	1,314,523
Northgate PLC	222,842	1,055,972
Numis Corp. PLC	336,233	1,721,587
OneSavings Bank PLC	343,374	1,796,685
Pagegroup PLC	743,564	5,596,079
Pan African Resources PLC	7,730,712	777,561
PayPoint PLC	210,549	2,356,958
Pendragon PLC	3,477,679	1,131,809
Pets at Home Group PLC(a)	1,389,091	3,293,162
Photo-Me International PLC	1,158,756	2,675,578
Polar Capital Holdings PLC	218,959	1,578,780
Polypipe Group PLC	283,305	1,383,022
PZ Cussons PLC	634,700	2,035,356
Rank Group PLC	474,272	1,373,863
Redde PLC	1,148,774	2,710,543
Renewi PLC	1,511,566	1,590,319
Restaurant Group PLC (The)(a)	536,086	1,908,630
Ricardo PLC	101,635	1,305,974
RPS Group PLC	451,632	1,615,551
RWS Holdings PLC	209,162	1,296,883
Safestore Holdings PLC	370,006	2,548,508
Savills PLC	274,235	3,775,800
Senior PLC	637,883	2,689,836
SIG PLC	806,429	1,530,593
Soco International PLC	771,429	993,423
Softcat PLC	186,521	1,784,464
Spire Healthcare Group PLC(b)	264,555	776,378
Spirent Communications PLC	909,201	1,471,843
St. Modwen Properties PLC	274,872	1,493,777
Stagecoach Group PLC	1,992,174	3,688,901
SThree PLC	272,259	1,233,618
Stock Spirits Group PLC	508,030	1,770,971
Superdry PLC	141,250	3,093,051
Synthomer PLC	466,110	3,135,908
TalkTalk Telecom Group PLC(a)	4,946,368	8,035,090
TBC Bank Group PLC	69,408	1,791,526
Ted Baker PLC	59,688	2,093,258
Telecom Plus PLC	178,209	3,054,897
Trinity Mirror PLC	712,541	794,644

See Notes to Financial Statements.

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds	45

Schedule of Investments (concluded)

WisdomTree Europe SmallCap Dividend Fund (DFE)

March 31, 2018

Investments	Shares	Value
TT electronics PLC	354,782	$990,400
Tyman PLC	315,337	1,318,217
Ultra Electronics Holdings PLC	100,575	1,951,228
Unite Group PLC (The)	415,367	4,611,887
Vedanta Resources PLC	979,038	9,712,646
Vesuvius PLC	457,915	3,748,189
Victrex PLC	132,459	4,771,690
Virgin Money Holdings UK PLC	449,121	1,655,711
ZPG PLC(b)	430,114	2,027,303

Total United Kingdom		298,898,677
TOTAL COMMON STOCKS (Cost: $1,100,999,504)		1,208,899,195
RIGHTS – 0.1%
Italy – 0.1%
Anima Holding SpA, expiring 4/12/18*	1,147,050	437,317
Immobiliare Grande Distribuzione SIIQ SpA, expiring 4/13/18*	458,496	487,532

Total Italy		924,849
United Kingdom – 0.0%
Galliford Try PLC, expiring 4/13/18*	116,750	458,574
TOTAL RIGHTS (Cost: $0)		1,383,423
EXCHANGE-TRADED FUND – 0.4%
United States – 0.4%
WisdomTree International MidCap Dividend Fund(c) (Cost: $5,273,897)	76,220	5,240,125
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 4.7%
United States – 4.7%
State Street Navigator Securities Lending Government Money Market Portfolio, 1.74%(d)
(Cost: $57,256,757)(e)	57,256,757	57,256,757
TOTAL INVESTMENTS IN SECURITIES – 104.0% (Cost: $1,163,530,158)		1,272,779,500
Other Assets less Liabilities – (4.0)%		(48,697,206)

NET ASSETS – 100.0%		$1,224,082,294
*	Non-income producing security.

(a)	Security, or portion thereof, was on loan at March 31, 2018 (See Note 2).

(b)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

(c)	Affiliated company (See Note 3).

(d)	Rate shown represents annualized 7-day yield as of March 31, 2018.

(e)

At March 31, 2018, the total market value of the Fund’s securities on loan was $72,078,311 and the total market value of the collateral held by the Fund was $76,358,964. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $19,102,207.

CVA – Certificaten Van Aandelen (Certificate of Stock)

FINANCIAL DERIVATIVE INSTRUMENTS
FOREIGN CURRENCY CONTRACTS (OTC – OVER THE COUNTER)
Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation	Unrealized Depreciation
State Street Bank and Trust	4/3/2018	1,489,800	NOK	154,451	EUR	$—	$(191)
State Street Bank and Trust	4/3/2018	2,688,865	USD	22,452,400	SEK	7,917	—
						$7,917	$(191)

CURRENCY LEGEND

NOK – Norwegian krone

SEK – Swedish krona

USD – U.S. dollar

See Notes to Financial Statements.

46	WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

Schedule of Investments

WisdomTree Germany Hedged Equity Fund (DXGE)

March 31, 2018

Investments	Shares	Value
COMMON STOCKS – 99.4%
Germany – 99.4%
Aerospace & Defense – 0.7%
MTU Aero Engines AG	3,636	$611,734
Air Freight & Logistics – 4.0%
Deutsche Post AG Registered Shares	83,887	3,664,544
Airlines – 1.3%
Deutsche Lufthansa AG Registered Shares	37,718	1,203,292
Auto Components – 3.6%
Continental AG	9,062	2,499,802
ElringKlinger AG	3,642	67,814
Hella GmbH & Co. KGaA	11,374	746,976
Leoni AG	229	14,623

Total Auto Components		3,329,215
Automobiles – 13.7%
Bayerische Motoren Werke AG	46,916	5,086,225
Daimler AG Registered Shares	64,478	5,469,203
Volkswagen AG	9,628	1,925,347

Total Automobiles		12,480,775
Capital Markets – 3.2%
AURELIUS Equity Opportunities SE & Co. KGaA	7,998	556,737
Deutsche Bank AG Registered Shares	59,465	828,305
Deutsche Boerse AG	11,427	1,554,317

Total Capital Markets		2,939,359
Chemicals – 12.8%
BASF SE	49,898	5,060,943
Covestro AG(a)	12,049	1,183,403
Evonik Industries AG	40,111	1,412,826
Fuchs Petrolub SE	6,658	338,588
K+S AG Registered Shares	12,667	365,160
LANXESS AG	4,851	371,086
Linde AG*	8,248	1,735,605
Symrise AG	6,356	510,915
Wacker Chemie AG	4,085	669,942

Total Chemicals		11,648,468
Commercial Services & Supplies – 0.1%
Bilfinger SE	2,563	116,628
Construction & Engineering – 0.7%
Hochtief AG	3,342	623,511
Construction Materials – 1.0%
HeidelbergCement AG	9,408	923,089
Diversified Telecommunication Services – 4.2%
Deutsche Telekom AG Registered Shares	236,235	3,849,572
Electrical Equipment – 0.5%
OSRAM Licht AG	6,462	474,930
Electronic Equipment, Instruments & Components – 0.0%
Jenoptik AG	641	22,641
Food Products – 0.3%
Suedzucker AG	16,404	278,206
Health Care Equipment & Supplies – 0.1%
Carl Zeiss Meditec AG Bearer Shares	1,455	92,782
Health Care Providers & Services – 1.9%
Fresenius Medical Care AG & Co. KGaA	8,721	890,004
Fresenius SE & Co. KGaA	10,441	796,904

Total Health Care Providers & Services		1,686,908
Health Care Technology – 0.1%
CompuGroup Medical SE	945	51,067
Hotels, Restaurants & Leisure – 1.6%
bet-at-home.com AG	250	21,076
TUI AG	67,385	1,442,413

Total Hotels, Restaurants & Leisure		1,463,489
Household Products – 1.2%
Henkel AG & Co. KGaA	8,766	1,102,883
Independent Power & Renewable Electricity Producers – 1.1%
Uniper SE	33,307	1,013,825
Industrial Conglomerates – 5.6%
Indus Holding AG	1,268	88,733
Rheinmetall AG	5,200	737,689
Siemens AG Registered Shares	33,456	4,259,421

Total Industrial Conglomerates		5,085,843
Insurance – 13.6%
Allianz SE Registered Shares	25,993	5,862,840
Hannover Rueck SE	12,743	1,738,023
Muenchener Rueckversicherungs – Gesellschaft AG Registered Shares	15,827	3,675,935
Talanx AG	26,637	1,157,722

Total Insurance		12,434,520
Internet & Catalog Retail – 0.1%
Takkt AG	2,811	63,957
IT Services – 0.2%
Bechtle AG	1,025	82,947
Wirecard AG	560	66,062

Total IT Services		149,009
Life Sciences Tools & Services – 0.1%
Gerresheimer AG	867	71,068
Machinery – 4.2%
DMG MORI AG	6,860	393,154
Duerr AG	3,657	400,913
GEA Group AG	13,279	564,243
KION Group AG	6,236	580,876
Krones AG	2,445	328,964
MAN SE	10,789	1,257,224
NORMA Group SE	801	59,895
Pfeiffer Vacuum Technology AG	454	70,520
Wacker Neuson SE	2,660	92,057
Washtec AG	805	76,628

Total Machinery		3,824,474
Media – 2.9%
Axel Springer SE	10,629	888,902

See Notes to Financial Statements.

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds	47

Schedule of Investments (continued)

WisdomTree Germany Hedged Equity Fund (DXGE)

March 31, 2018

Investments	Shares	Value
CTS Eventim AG & Co. KGaA	9,624	$450,481
ProSiebenSat.1 Media SE	28,056	972,342
Stroeer SE & Co. KGaA	5,208	363,487

Total Media		2,675,212
Metals & Mining – 0.9%
Aurubis AG	4,976	417,856
Salzgitter AG	907	46,337
ThyssenKrupp AG	14,215	370,450

Total Metals & Mining		834,643
Multi-Utilities – 3.8%
E.ON SE	101,157	1,122,160
Innogy SE(a)	49,325	2,333,682

Total Multi-Utilities		3,455,842
Personal Products – 0.8%
Beiersdorf AG	6,330	716,371
Pharmaceuticals – 4.8%
Bayer AG Registered Shares	32,911	3,715,256
Merck KGaA	4,638	444,345
STADA Arzneimittel AG	1,803	185,465

Total Pharmaceuticals		4,345,066
Road & Rail – 0.3%
Sixt SE	1,633	176,835
VTG AG(b)	919	51,934

Total Road & Rail		228,769
Semiconductors & Semiconductor Equipment – 1.0%
Infineon Technologies AG	35,388	946,167
Software – 3.9%
Nemetschek SE	619	69,277
SAP SE	32,287	3,374,004
Software AG	2,084	108,979

Total Software		3,552,260
Specialty Retail – 1.0%
CECONOMY AG	24,673	283,717
Fielmann AG	7,278	588,071

Total Specialty Retail		871,788
Technology Hardware, Storage & Peripherals – 0.3%
Diebold Nixdorf AG*	3,620	299,178
Textiles, Apparel & Luxury Goods – 2.4%
adidas AG	6,181	1,494,875
Hugo Boss AG	8,362	727,697

Total Textiles, Apparel & Luxury Goods		2,222,572
Thrifts & Mortgage Finance – 0.6%
Aareal Bank AG	12,187	580,642
Trading Companies & Distributors – 0.7%
BayWa AG	1,650	58,138
Brenntag AG	9,741	578,633
Kloeckner & Co. SE	3,622	45,436

Total Trading Companies & Distributors		682,207
Transportation Infrastructure – 0.1%
Hamburger Hafen und Logistik AG	4,119	92,450
TOTAL COMMON STOCKS (Cost: $80,854,845)		90,708,956
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 0.0%
United States – 0.0%
State Street Navigator Securities Lending Government Money Market Portfolio, 1.74%(c)
(Cost: $6,890)(d)	6,890	6,890
TOTAL INVESTMENTS IN SECURITIES – 99.4% (Cost: $80,861,735)		90,715,846
Other Assets less Liabilities – 0.6%		586,490

NET ASSETS – 100.0%		$91,302,336
*	Non-income producing security.

(a)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

(b)	Security, or portion thereof, was on loan at March 31, 2018 (See Note 2).

(c)	Rate shown represents annualized 7-day yield as of March 31, 2018.

(d)	At March 31, 2018, the total market value of the Fund’s securities on loan was $6,555 and the total market value of the collateral held by the Fund was $6,890.

FINANCIAL DERIVATIVE INSTRUMENTS
FOREIGN CURRENCY CONTRACTS (OTC – OVER THE COUNTER)
Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation	Unrealized Depreciation
Bank of America N.A.	4/4/2018	15,973,662	EUR	19,646,358	USD	$—	$(1,143)
Bank of America N.A.	4/4/2018	19,979,347	USD	16,338,667	EUR	—	(114,770)
Bank of America N.A.	5/3/2018	18,921,187	USD	15,352,536	EUR	844	—
Bank of Montreal	4/4/2018	19,979,347	USD	16,338,948	EUR	—	(115,115)
Barclays Bank PLC	4/4/2018	15,974,207	EUR	19,646,358	USD	—	(472)
Barclays Bank PLC	4/4/2018	19,979,347	USD	16,339,148	EUR	—	(115,362)
Barclays Bank PLC	5/3/2018	18,921,187	USD	15,353,308	EUR	—	(108)
Canadian Imperial Bank of Commerce	4/4/2018	19,979,347	USD	16,339,549	EUR	—	(115,855)
Citibank N.A.	4/4/2018	15,974,116	EUR	19,646,358	USD	—	(584)
Citibank N.A.	5/3/2018	18,921,187	USD	15,353,159	EUR	76	—
Credit Suisse International	4/4/2018	15,974,194	EUR	19,646,358	USD	—	(488)

See Notes to Financial Statements.

48	WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

Schedule of Investments (concluded)

WisdomTree Germany Hedged Equity Fund (DXGE)

March 31, 2018

Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation	Unrealized Depreciation
Credit Suisse International	5/3/2018	18,921,187	USD	15,353,458	EUR	$—	$(292)
Goldman Sachs	4/4/2018	12,170,826	EUR	14,968,655	USD	—	(360)
Goldman Sachs	5/3/2018	14,416,146	USD	11,697,524	EUR	210	—
State Street Bank and Trust	4/4/2018	15,222,362	USD	12,448,643	EUR	—	(87,607)
UBS AG	4/3/2018	24,500	USD	19,912	EUR	11	—
UBS AG	4/4/2018	1,278,570	EUR	1,585,663	USD	—	(13,213)
						$1,141	$(565,369)

CURRENCY LEGEND

EUR – Euro

USD – U.S. dollar

See Notes to Financial Statements.

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds	49

Schedule of Investments

WisdomTree International Dividend ex-Financials Fund (DOO)

March 31, 2018

Investments	Shares	Value
COMMON STOCKS – 99.3%
Australia – 5.7%
BHP Billiton Ltd.	91,241	$1,974,316
Rio Tinto Ltd.	39,790	2,218,871
Telstra Corp., Ltd.	1,156,187	2,784,719
Wesfarmers Ltd.	81,602	2,601,357
Woodside Petroleum Ltd.	80,787	1,811,935

Total Australia		11,391,198
Austria – 0.8%
OMV AG	25,647	1,491,305
Belgium – 0.9%
Anheuser-Busch InBev S.A.	16,338	1,793,929
China – 1.4%
CNOOC Ltd.	1,898,000	2,795,622
Denmark – 0.8%
Novo Nordisk A/S Class B	33,702	1,654,267
Finland – 2.9%
Kone Oyj Class B	37,145	1,851,524
Nokia Oyj	247,045	1,362,670
UPM-Kymmene Oyj	69,957	2,589,703

Total Finland		5,803,897
France – 13.7%
Air Liquide S.A.	11,531	1,410,766
Bouygues S.A.	52,060	2,606,499
Capgemini SE	8,438	1,050,201
Carrefour S.A.	62,299	1,291,021
Cie Generale des Etablissements Michelin SCA	11,768	1,735,299
Electricite de France S.A.	393,717	5,694,345
Engie S.A.	251,681	4,195,679
Orange S.A.	120,458	2,042,183
Renault S.A.	21,525	2,607,544
Sanofi	18,545	1,490,019
TOTAL S.A.	54,370	3,084,573

Total France		27,208,129
Germany – 7.7%
BASF SE	19,643	1,992,306
Bayerische Motoren Werke AG	23,690	2,568,264
Daimler AG Registered Shares	36,516	3,097,389
Evonik Industries AG	59,053	2,080,019
Innogy SE(a)	58,487	2,767,157
Telefonica Deutschland Holding AG	607,943	2,853,143

Total Germany		15,358,278
Italy – 5.8%
Atlantia SpA	72,095	2,229,952
Enel SpA	509,622	3,114,991
Eni SpA	193,851	3,406,370
Snam SpA	584,720	2,684,468

Total Italy		11,435,781
Japan – 17.3%
Bridgestone Corp.	36,800	1,600,030
Canon, Inc.	59,700	2,162,897
Daiichi Sankyo Co., Ltd.	70,600	2,340,720
Eisai Co., Ltd.(b)	25,300	1,613,157
FUJIFILM Holdings Corp.	26,000	1,037,800
Hitachi Ltd.	169,000	1,224,873
Honda Motor Co., Ltd.	56,900	1,958,195
ITOCHU Corp.	128,200	2,491,070
Japan Tobacco, Inc.	46,100	1,329,032
Mitsubishi Corp.	93,700	2,521,574
Mitsui & Co., Ltd.	143,100	2,452,278
Nissan Motor Co., Ltd.	253,100	2,627,385
Subaru Corp.	61,100	2,003,345
Sumitomo Corp.	144,300	2,430,101
Takeda Pharmaceutical Co., Ltd.	33,200	1,618,012
Tokyo Electron Ltd.	7,900	1,486,775
Toyota Motor Corp.	36,245	2,326,019
Yahoo Japan Corp.(b)	219,000	1,017,264

Total Japan		34,240,527
Netherlands – 0.9%
Koninklijke Ahold Delhaize N.V.	70,804	1,675,561
Steinhoff International Holdings N.V.*	321,183	88,482

Total Netherlands		1,764,043
Norway – 4.0%
Statoil ASA	157,062	3,694,012
Telenor ASA	186,540	4,205,552

Total Norway		7,899,564
Singapore – 1.2%
Singapore Telecommunications Ltd.	905,200	2,326,336
Spain – 9.0%
Abertis Infraestructuras S.A.	130,065	2,914,480
Amadeus IT Group S.A.	16,361	1,206,893
Endesa S.A.	126,985	2,793,146
Ferrovial S.A.	86,661	1,808,131
Gas Natural SDG S.A.	96,342	2,297,448
Iberdrola S.A.	275,095	2,020,481
Repsol S.A.	132,097	2,341,855
Telefonica S.A.	254,158	2,509,363

Total Spain		17,891,797
Sweden – 2.1%
Telefonaktiebolaget LM Ericsson Class B(b)	117,459	742,218
Telia Co. AB	745,065	3,488,322

Total Sweden		4,230,540
Switzerland – 6.8%
Givaudan S.A. Registered Shares	743	1,688,354
Kuehne + Nagel International AG Registered Shares	11,468	1,799,959
LafargeHolcim Ltd. Registered Shares*	31,140	1,700,733
Nestle S.A. Registered Shares	17,848	1,409,426
Novartis AG Registered Shares	22,934	1,850,335
Roche Holding AG Genusschein	6,481	1,482,860
STMicroelectronics N.V.	44,507	984,444
Swisscom AG Registered Shares	5,329	2,635,562

Total Switzerland		13,551,673

See Notes to Financial Statements.

50	WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

Schedule of Investments (concluded)

WisdomTree International Dividend ex-Financials Fund (DOO)

March 31, 2018

Investments	Shares	Value
United Kingdom – 18.3%
AstraZeneca PLC	32,208	$2,211,855
BHP Billiton PLC	123,231	2,426,382
BP PLC	564,368	3,794,200
British American Tobacco PLC	23,220	1,345,591
BT Group PLC	662,370	2,113,868
Centrica PLC	1,243,247	2,480,006
GlaxoSmithKline PLC	116,967	2,287,293
Imperial Brands PLC	50,796	1,728,686
National Grid PLC	168,661	1,897,986
Rio Tinto PLC	55,997	2,836,534
Royal Dutch Shell PLC Class A	141,734	4,440,744
SSE PLC	172,557	3,088,723
Unilever N.V. CVA	24,738	1,395,551
Unilever PLC	25,430	1,411,054
Vodafone Group PLC	1,085,412	2,957,225

Total United Kingdom		36,415,698
TOTAL COMMON STOCKS (Cost: $203,166,694)		197,252,584
EXCHANGE-TRADED FUND – 0.1%
United States – 0.1%
WisdomTree International LargeCap Dividend Fund(b)(c) (Cost: $117,782)	2,611	130,035
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 0.4%
United States – 0.4%
State Street Navigator Securities Lending Government Money Market Portfolio,1.74%(d)
(Cost: $931,270)(e)	931,270	931,270
TOTAL INVESTMENTS IN SECURITIES – 99.8% (Cost: $204,215,746)		198,313,889
Other Assets less Liabilities – 0.2%		332,119

NET ASSETS – 100.0%		$198,646,008

*	Non-income producing security.

(a)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

(b)	Security, or portion thereof, was on loan at March 31, 2018 (See Note 2).

(c)	Affiliated company (See Note 3).

(d)	Rate shown represents annualized 7-day yield as of March 31, 2018.

(e)

At March 31, 2018, the total market value of the Fund’s securities on loan was $1,854,574 and the total market value of the collateral held by the Fund was $1,988,335. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $1,057,065.

CVA – Certificaten Van Aandelen (Certificate of Stock)

FINANCIAL DERIVATIVE INSTRUMENTS
FOREIGN CURRENCY CONTRACTS (OTC – OVER THE COUNTER)
Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation	Unrealized Depreciation
Bank of Montreal	4/2/2018	49,621	SGD	37,936	USD	$—	$(95)
Goldman Sachs	4/3/2018	304,951	NOK	28,001	GBP	—	(436)
						$—	$(531)

CURRENCY LEGEND

GBP – British pound

NOK – Norwegian krone

SGD – Singapore dollar

USD – U.S. dollar

See Notes to Financial Statements.

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds	51

Schedule of Investments

WisdomTree International Equity Fund (DWM)

March 31, 2018

Investments	Shares	Value
COMMON STOCKS – 99.4%
Australia – 6.9%
Adelaide Brighton Ltd.(a)	89,494	$426,980
AGL Energy Ltd.	38,584	641,638
Alumina Ltd.	302,300	547,235
Amcor Ltd.	71,867	781,129
AMP Ltd.	238,500	912,878
APN Outdoor Group Ltd.(a)	159,744	568,547
Aristocrat Leisure Ltd.	22,277	411,127
ASX Ltd.	15,382	661,439
Aurizon Holdings Ltd.	188,293	610,939
Australia & New Zealand Banking Group Ltd.	227,793	4,693,211
Bank of Queensland Ltd.	68,922	579,418
Bendigo & Adelaide Bank Ltd.	48,000	362,293
BHP Billiton Ltd.	153,113	3,313,133
Boral Ltd.	65,803	375,528
Brambles Ltd.	81,161	621,300
Cabcharge Australia Ltd.	312,094	426,117
Caltex Australia Ltd.	17,744	427,371
carsales.com Ltd.	43,708	452,939
CIMIC Group Ltd.	15,288	521,485
Cleanaway Waste Management Ltd.	207,715	230,229
Coca-Cola Amatil Ltd.	71,478	475,352
Cochlear Ltd.	3,922	546,380
Commonwealth Bank of Australia	120,726	6,696,114
Crown Resorts Ltd.	72,174	702,532
CSL Ltd.	12,752	1,520,620
Flight Centre Travel Group Ltd.(a)	10,132	442,912
Fortescue Metals Group Ltd.	335,304	1,113,654
Harvey Norman Holdings Ltd.(a)	183,871	520,431
Healthscope Ltd.	224,340	332,975
Insurance Australia Group Ltd.	160,779	922,475
IRESS Ltd.	50,308	366,207
JB Hi-Fi Ltd.(a)	25,402	502,898
Link Administration Holdings Ltd.	71,023	454,348
Macquarie Group Ltd.	26,109	2,060,769
Magellan Financial Group Ltd.	11,624	212,562
Medibank Pvt Ltd.	188,992	420,402
National Australia Bank Ltd.	240,096	5,246,879
Newcrest Mining Ltd.	19,601	294,084
Perpetual Ltd.	9,973	356,098
Premier Investments Ltd.(a)	33,482	405,525
Qantas Airways Ltd.	128,247	573,508
QBE Insurance Group Ltd.	87,966	649,778
Ramsay Health Care Ltd.	8,796	420,471
REA Group Ltd.	8,091	491,593
Rio Tinto Ltd.	27,705	1,544,956
Sonic Healthcare Ltd.	36,007	631,927
South32 Ltd.	226,423	559,242
Star Entertainment Grp Ltd. (The)	110,888	449,950
Suncorp Group Ltd.	104,633	1,070,652
Tabcorp Holdings Ltd.	250,350	843,016
Telstra Corp., Ltd.	1,333,156	3,210,955
Treasury Wine Estates Ltd.	46,877	606,235
Wesfarmers Ltd.	91,355	2,912,269
Westpac Banking Corp.	275,201	6,041,479
Woodside Petroleum Ltd.	46,468	1,042,209
Woolworths Group Ltd.	49,175	991,650

Total Australia		63,198,043
Austria – 0.4%
Andritz AG	10,761	600,843
Erste Group Bank AG*	24,436	1,226,147
Oesterreichische Post AG	14,669	728,482
OMV AG	17,699	1,029,150

Total Austria		3,584,622
Belgium – 1.9%
Ageas	15,451	797,341
Anheuser-Busch InBev S.A.	96,909	10,640,710
Bekaert S.A.	6,063	258,147
Euronav N.V.(a)	90,604	750,477
KBC Group N.V.	23,152	2,013,646
Proximus SADP	28,329	879,024
Solvay S.A.	5,385	747,377
UCB S.A.	6,599	537,102
Umicore S.A.	18,520	977,809

Total Belgium		17,601,633
China – 2.5%
Beijing Enterprises Holdings Ltd.	78,000	407,477
China Mobile Ltd.	1,072,481	9,832,066
China Overseas Land & Investment Ltd.	493,175	1,712,348
China Power International Development Ltd.	1,809,866	465,824
China Resources Power Holdings Co., Ltd.	486,000	886,755
CITIC Ltd.	1,232,000	1,723,604
CNOOC Ltd.	2,895,700	4,265,165
Fosun International Ltd.	308,487	668,206
Guangdong Investment Ltd.	498,000	783,013
Lenovo Group Ltd.	1,097,003	560,501
Shenzhen Investment Ltd.	1,234,000	523,581
Sino-Ocean Group Holding Ltd.	869,000	630,023
Sun Art Retail Group Ltd.	678,000	788,724

Total China		23,247,287
Denmark – 1.4%
AP Moller – Maersk A/S Class B	286	440,922
Carlsberg A/S Class B	3,635	432,297
Chr Hansen Holding A/S	8,380	720,352
Coloplast A/S Class B	9,110	767,471
Danske Bank A/S	48,050	1,786,941
FLSmidth & Co. A/S	5,462	350,291
Jyske Bank A/S Registered Shares	3,279	193,573
Novo Nordisk A/S Class B	86,144	4,228,389
Novozymes A/S Class B	9,349	481,880
Orsted A/S(b)	11,932	771,724
Pandora A/S	3,243	347,688
SimCorp A/S	4,477	310,093
Spar Nord Bank A/S	20,050	237,852
Sydbank A/S	8,681	318,256

See Notes to Financial Statements.

52	WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

Schedule of Investments (continued)

WisdomTree International Equity Fund (DWM)

March 31, 2018

Investments	Shares	Value
Tryg A/S	28,595	$662,871
Vestas Wind Systems A/S	6,924	491,006

Total Denmark		12,541,606
Finland – 1.6%
Aktia Bank Oyj	20,012	225,936
Amer Sports Oyj*(a)	8,610	265,467
Cargotec Oyj Class B	2,902	154,396
Cramo Oyj	5,755	119,969
Elisa Oyj	19,768	893,941
Fortum Oyj(a)	112,294	2,409,929
Kemira Oyj	13,593	173,860
Kesko Oyj Class B	8,866	507,683
Kone Oyj Class B	24,498	1,221,123
Metsa Board Oyj(a)	22,661	227,277
Metso Oyj	11,455	360,792
Neste Oyj(a)	16,306	1,135,053
Nokia Oyj	291,992	1,610,593
Nokian Renkaat Oyj(a)	9,284	421,322
Sampo Oyj Class A	29,654	1,650,631
Sanoma Oyj	19,103	223,779
Stora Enso Oyj Class R(a)	34,025	624,546
Technopolis Oyj	64,123	289,422
UPM-Kymmene Oyj	40,735	1,507,949
Uponor Oyj	10,695	178,490
Valmet Oyj	8,935	178,896

Total Finland		14,381,054
France – 11.3%
Accor S.A.	14,608	787,794
Aeroports de Paris	5,048	1,098,866
Air Liquide S.A.	14,727	1,801,783
Airbus SE	22,322	2,575,065
Amundi S.A.(b)	8,238	661,182
Atos SE	2,884	394,059
AXA S.A.	159,334	4,232,671
BNP Paribas S.A.	72,348	5,353,759
Bourbon Corp.(a)	8,017	46,932
Bouygues S.A.	25,796	1,291,534
Capgemini SE	7,410	922,255
Carrefour S.A.(a)	35,994	745,903
Casino Guichard Perrachon S.A.	13,117	642,213
Christian Dior SE	4,427	1,747,155
Cie de Saint-Gobain	27,326	1,440,391
Cie Generale des Etablissements Michelin SCA	8,381	1,235,854
Cie Plastic Omnium S.A.	5,644	270,016
CNP Assurances	41,082	1,035,757
Coface S.A.	22,941	262,108
Credit Agricole S.A.	178,299	2,895,607
Danone S.A.	25,823	2,087,481
Edenred	16,643	578,028
Eiffage S.A.	4,991	567,659
Electricite de France S.A.	345,240	4,993,220
Elior Group S.A.(b)	6,662	144,693
Elis S.A.	10,444	258,176
Engie S.A.	270,890	4,515,905
Essilor International Cie Generale d’Optique S.A.	5,266	709,813
Eurazeo S.A.	3,756	345,294
Eutelsat Communications S.A.	19,094	378,073
Fonciere Des Regions	3,652	402,655
Hermes International	1,351	800,026
ICADE	4,334	420,551
Imerys S.A.	2,963	287,515
Kering S.A.	3,927	1,877,757
Klepierre S.A.	16,805	676,865
Korian S.A.	4,677	158,180
L’Oreal S.A.	15,466	3,487,476
Lagardere SCA	15,109	431,098
Legrand S.A.	7,069	553,796
LVMH Moet Hennessy Louis Vuitton SE(a)	14,212	4,373,154
Manitou BF S.A.	6,469	274,479
Metropole Television S.A.	21,177	544,852
Natixis S.A.	237,229	1,942,513
Nexity S.A.*(a)	7,605	486,824
Orange S.A.	154,511	2,619,500
Pernod Ricard S.A.	7,632	1,269,486
Peugeot S.A.	31,851	765,812
Publicis Groupe S.A.	11,610	807,881
Rallye S.A.(a)	15,242	228,694
Remy Cointreau S.A.	3,258	463,994
Renault S.A.	15,836	1,918,377
Safran S.A.	12,773	1,350,650
Sanofi	70,608	5,673,080
Schneider Electric SE*	26,886	2,358,911
SCOR SE	20,726	847,793
SEB S.A.	1,063	202,898
Societe Generale S.A.	53,279	2,893,593
Sodexo S.A.	6,665	671,330
SPIE S.A.	10,644	235,237
Suez	34,777	503,409
Tarkett S.A.	3,592	120,248
Thales S.A.	8,254	1,004,358
TOTAL S.A.	206,794	11,732,044
Unibail-Rodamco SE	4,940	1,127,909
Valeo S.A.	10,450	689,378
Veolia Environnement S.A.	40,820	966,147
Vicat S.A.	2,406	181,536
Vinci S.A.	29,994	2,947,362
Vivendi S.A.	47,124	1,217,065
Wendel S.A.	2,205	343,588

Total France		103,877,267
Germany – 8.1%
Aareal Bank AG	12,992	618,996
adidas AG	4,474	1,082,037
Allianz SE Registered Shares	28,052	6,327,257
AURELIUS Equity Opportunities SE & Co. KGaA	5,347	372,202
Aurubis AG	2,336	196,164
Axel Springer SE	8,765	733,015
BASF SE	50,310	5,102,730

See Notes to Financial Statements.

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds	53

Schedule of Investments (continued)

WisdomTree International Equity Fund (DWM)

March 31, 2018

Investments	Shares	Value
Bayer AG Registered Shares	30,937	$3,492,415
Bayerische Motoren Werke AG	37,338	4,047,862
Beiersdorf AG	5,440	615,649
Brenntag AG	7,050	418,782
CECONOMY AG	23,717	272,724
Continental AG	5,800	1,599,962
Covestro AG(b)	6,022	591,456
Daimler AG Registered Shares	80,774	6,851,476
Deutsche Bank AG Registered Shares	37,522	522,655
Deutsche Boerse AG	7,564	1,028,866
Deutsche Lufthansa AG Registered Shares	19,134	610,419
Deutsche Post AG Registered Shares	62,504	2,730,443
Deutsche Telekom AG Registered Shares	254,405	4,145,661
Deutsche Wohnen SE Bearer Shares	11,628	541,997
Duerr AG	2,949	323,296
E.ON SE	79,380	880,582
Evonik Industries AG	22,802	803,153
Fielmann AG	6,347	512,845
Fraport AG Frankfurt Airport Services Worldwide	5,070	499,451
Freenet AG	20,370	619,036
Fresenius Medical Care AG & Co. KGaA	7,016	716,004
Fresenius SE & Co. KGaA	11,284	861,246
Hannover Rueck SE	8,369	1,141,451
HeidelbergCement AG	5,398	529,638
Hella GmbH & Co. KGaA	3,701	243,060
Henkel AG & Co. KGaA	5,097	641,272
Hugo Boss AG	4,457	387,867
Indus Holding AG	6,760	473,055
Infineon Technologies AG	30,862	825,156
Innogy SE(b)	35,108	1,661,042
KION Group AG	3,451	321,457
LANXESS AG	2,665	203,864
LEG Immobilien AG	3,472	390,026
Leoni AG	3,289	210,015
Linde AG*	6,213	1,307,385
MAN SE	3,965	462,035
Merck KGaA	5,077	486,404
MTU Aero Engines AG	3,361	565,467
Muenchener Rueckversicherungs – Gesellschaft AG Registered Shares	9,785	2,272,637
ProSiebenSat.1 Media SE	22,775	789,317
Rheinmetall AG	2,586	366,858
SAP SE	30,113	3,146,820
Siemens AG Registered Shares	33,624	4,280,810
Stroeer SE & Co. KGaA	4,063	283,573
Symrise AG	8,711	700,217
Talanx AG	6,925	300,981
Telefonica Deutschland Holding AG	277,419	1,301,958
ThyssenKrupp AG	9,613	250,520
TUI AG	44,087	943,706
Uniper SE	23,408	712,511
Volkswagen AG	3,861	772,098
VTG AG	9,351	528,440
Wacker Neuson SE	10,375	359,058
Zeal Network SE	13,231	424,703

Total Germany		74,401,782
Hong Kong – 2.5%
AIA Group Ltd.	268,365	2,270,484
Bank of East Asia Ltd. (The)	87,658	349,591
BOC Hong Kong Holdings Ltd.	562,944	2,740,015
CLP Holdings Ltd.	166,500	1,695,061
Dah Sing Financial Holdings Ltd.	34,800	219,930
Galaxy Entertainment Group Ltd.	88,000	798,899
Hang Lung Group Ltd.	44,000	143,802
Hang Lung Properties Ltd.	234,000	545,025
Hang Seng Bank Ltd.	111,700	2,584,600
Henderson Land Development Co., Ltd.	192,281	1,251,935
Hong Kong & China Gas Co., Ltd.	587,743	1,207,194
Hong Kong Exchanges & Clearing Ltd.	18,600	604,809
MTR Corp., Ltd.	282,000	1,516,303
New World Development Co., Ltd.	675,861	954,161
PCCW Ltd.	1,074,000	621,276
Power Assets Holdings Ltd.	151,000	1,345,826
Sino Land Co., Ltd.	274,400	444,030
Sun Hung Kai Properties Ltd.	110,000	1,737,956
Swire Pacific Ltd. Class A	50,500	509,292
Swire Properties Ltd.	259,400	908,923
Wharf Holdings Ltd. (The)	124,000	425,799
Wheelock & Co., Ltd.	57,000	416,517

Total Hong Kong		23,291,428
Ireland – 0.4%
C&C Group PLC	115,362	377,396
CRH PLC	26,368	894,059
DCC PLC	7,098	653,184
Kerry Group PLC Class A	6,587	667,524
Kingspan Group PLC	7,622	322,463
Paddy Power Betfair PLC	3,272	335,809

Total Ireland		3,250,435
Israel – 0.4%
Bezeq Israeli Telecommunication Corp., Ltd.	504,767	644,105
Delek Automotive Systems Ltd.	77,921	583,267
Harel Insurance Investments & Financial Services Ltd.	41,459	327,459
Israel Chemicals Ltd.	93,565	394,423
Migdal Insurance & Financial Holding Ltd.*	590,635	629,690
Oil Refineries Ltd.	979,879	452,700
Sella Capital Real Estate Ltd.	172,747	335,324

Total Israel		3,366,968
Italy – 3.6%
A2A SpA	238,885	456,701
ACEA SpA	27,083	458,985
Assicurazioni Generali SpA	125,209	2,406,068
Atlantia SpA	59,489	1,840,039
Banca Generali SpA	11,978	385,956
Banca Mediolanum SpA	73,408	639,188
Brembo SpA	18,373	283,354

See Notes to Financial Statements.

54	WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

Schedule of Investments (continued)

WisdomTree International Equity Fund (DWM)

March 31, 2018

Investments	Shares	Value
Buzzi Unicem SpA	8,106	$189,514
Cementir Holding SpA	29,751	257,954
Datalogic SpA	8,785	274,968
Davide Campari-Milano SpA	39,706	300,319
Enel SpA	821,080	5,018,734
Eni SpA	335,911	5,902,663
ERG SpA	26,995	643,412
Industria Macchine Automatiche SpA	3,371	327,728
Intesa Sanpaolo SpA	1,530,095	5,557,861
Intesa Sanpaolo SpA RSP	130,064	492,355
Iren SpA	100,852	316,036
Italgas SpA	71,345	426,083
Luxottica Group SpA	13,589	843,978
MARR SpA	16,994	504,528
OVS SpA(b)	35,243	215,938
Piaggio & C. SpA	228,956	635,248
Poste Italiane SpA(b)	118,485	1,081,234
Snam SpA	296,304	1,360,341
Societa Cattolica di Assicurazioni SC	30,007	319,221
Terna Rete Elettrica Nazionale SpA	193,319	1,129,091
Tod’s SpA(a)	2,000	145,122
UnipolSai Assicurazioni SpA	343,553	816,729

Total Italy		33,229,348
Japan – 18.5%
Aeon Co., Ltd.	35,600	635,846
Aichi Steel Corp.	7,900	323,874
Air Water, Inc.	8,000	156,164
Aisin Seiki Co., Ltd.	11,000	597,837
Ajinomoto Co., Inc.	19,900	360,202
Amada Holdings Co., Ltd.	37,500	455,571
ANA Holdings, Inc.	9,100	352,363
Aoyama Trading Co., Ltd.	10,500	413,681
Aozora Bank Ltd.	12,400	493,785
Asahi Glass Co., Ltd.	10,200	422,482
Asahi Group Holdings Ltd.	14,700	783,309
Asahi Holdings, Inc.	5,900	109,900
Asahi Kasei Corp.	62,400	820,852
Astellas Pharma, Inc.	95,300	1,446,302
Azbil Corp.	7,500	349,436
Bandai Namco Holdings, Inc.	8,600	282,623
Bridgestone Corp.	38,600	1,678,292
Brother Industries Ltd.	13,100	304,620
Canon, Inc.	80,800	2,927,338
Casio Computer Co., Ltd.(a)	22,200	331,069
Chiba Bank Ltd. (The)	52,000	418,054
Chubu Electric Power Co., Inc.	28,900	408,432
Chugai Pharmaceutical Co., Ltd.	21,000	1,062,341
Concordia Financial Group Ltd.	89,200	492,340
COOKPAD, Inc.(a)	98,600	554,422
Cosmo Energy Holdings Co., Ltd.	9,900	320,691
Dai-ichi Life Holdings, Inc.	45,733	835,321
Daicel Corp.	13,200	144,226
Daiichi Sankyo Co., Ltd.	44,600	1,478,699
Daikin Industries Ltd.	6,400	706,197
Daito Trust Construction Co., Ltd.	3,800	657,095
Daiwa House Industry Co., Ltd.	26,600	1,025,482
Daiwa Securities Group, Inc.(a)	102,000	650,939
DeNA Co., Ltd.(a)	5,800	104,711
Denka Co., Ltd.	10,600	355,327
Denso Corp.	36,000	1,970,099
Dentsu, Inc.	8,100	355,684
DIC Corp.	4,300	144,142
Disco Corp.	2,000	431,594
East Japan Railway Co.	7,300	676,940
Eisai Co., Ltd.	17,400	1,109,444
Electric Power Development Co., Ltd.	10,600	267,317
FamilyMart UNY Holdings Co., Ltd.	4,300	362,276
FANUC Corp.	6,000	1,521,016
Fast Retailing Co., Ltd.	1,200	487,898
FCC Co., Ltd.	9,700	272,622
France Bed Holdings Co., Ltd.(a)	61,300	542,968
Fuji Electric Co., Ltd.	38,000	258,693
FUJIFILM Holdings Corp.	16,400	654,612
Fujitsu Ltd.	43,000	264,752
Furukawa Co., Ltd.	22,900	427,424
Gurunavi, Inc.(a)	8,100	112,951
Hamamatsu Photonics K.K.	9,200	347,757
Hino Motors Ltd.	27,300	351,422
Hirose Electric Co., Ltd.	2,205	303,123
Hitachi Ltd.	149,000	1,079,917
Honda Motor Co., Ltd.	85,100	2,928,688
Hoya Corp.	9,900	493,836
Hulic Co., Ltd.	34,900	380,996
Ichigo, Inc.(a)	60,200	264,914
Iida Group Holdings Co., Ltd.	10,400	194,407
Isuzu Motors Ltd.	46,800	718,172
ITOCHU Corp.	101,400	1,970,316
Japan Airlines Co., Ltd.	19,100	769,029
Japan Exchange Group, Inc.	29,900	553,860
Japan Post Holdings Co., Ltd.(a)	210,800	2,539,114
Japan Post Insurance Co., Ltd.	21,500	504,396
Japan Tobacco, Inc.	102,944	2,967,807
JXTG Holdings, Inc.	164,200	993,846
kabu.com Securities Co., Ltd.	215,200	740,604
Kadokawa Dwango(a)	26,200	273,209
Kajima Corp.	66,000	612,525
Kaneka Corp.	36,000	357,123
Kansai Electric Power Co., Inc. (The)	25,100	322,630
Kansai Paint Co., Ltd.(a)	12,600	293,585
Kao Corp.	13,700	1,028,112
KDDI Corp.(a)	110,400	2,819,949
Kirin Holdings Co., Ltd.	38,800	1,033,390
Komatsu Ltd.	38,300	1,277,387
Kubota Corp.	44,800	784,369
Kyoei Steel Ltd.(a)	23,100	398,358
Kyoritsu Maintenance Co., Ltd.(a)	8,200	392,459
Kyowa Hakko Kirin Co., Ltd.	23,700	520,798
Kyushu Financial Group, Inc.	52,300	258,672

See Notes to Financial Statements.

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds	55

Schedule of Investments (continued)

WisdomTree International Equity Fund (DWM)

March 31, 2018

Investments	Shares	Value
Lawson, Inc.	7,200	$490,832
LIXIL Group Corp.	22,700	507,148
Maeda Road Construction Co., Ltd.	28,000	566,055
Makita Corp.	8,200	400,940
Marubeni Corp.	108,300	784,017
Marui Group Co., Ltd.(a)	20,900	426,057
Mazda Motor Corp.	27,000	357,080
Medipal Holdings Corp.	21,600	442,764
MEIJI Holdings Co., Ltd.	3,200	243,724
Mitsubishi Chemical Holdings Corp.	73,100	708,317
Mitsubishi Corp.	88,100	2,370,872
Mitsubishi Electric Corp.	60,800	972,743
Mitsubishi Estate Co., Ltd.	25,100	424,470
Mitsubishi Gas Chemical Co., Inc.	12,400	297,204
Mitsubishi Heavy Industries Ltd.(a)	18,900	724,011
Mitsubishi Tanabe Pharma Corp.	38,900	760,809
Mitsubishi UFJ Financial Group, Inc.	492,900	3,230,384
Mitsui & Co., Ltd.	99,000	1,696,544
Mitsui Engineering & Shipbuilding Co., Ltd.(a)	26,400	429,450
Mitsui Fudosan Co., Ltd.	14,000	339,831
Mixi, Inc.	3,700	136,728
Mizuho Financial Group, Inc.	1,336,500	2,405,323
Monex Group, Inc.	244,600	795,784
MS&AD Insurance Group Holdings, Inc.	30,330	956,814
Murata Manufacturing Co., Ltd.	4,300	589,102
Nabtesco Corp.	4,900	189,135
NEC Corp.(a)	10,900	306,553
NGK Insulators Ltd.	18,900	325,929
Nichiha Corp.	8,400	321,072
Nidec Corp.	5,100	785,980
Nintendo Co., Ltd.	2,800	1,233,738
Nippon Express Co., Ltd.	6,800	455,252
Nippon Kayaku Co., Ltd.	25,700	315,843
Nippon Steel & Sumikin Bussan Corp.	6,700	371,067
Nippon Steel & Sumitomo Metal Corp.	40,500	889,781
Nippon Telegraph & Telephone Corp.	79,700	3,672,120
Nissan Motor Co., Ltd.	302,500	3,140,197
Nissha Co., Ltd.(a)	6,300	169,007
Nisshinbo Holdings, Inc.	33,200	446,725
Nitto Denko Corp.	5,400	405,089
NOK Corp.(a)	8,700	169,010
Nomura Holdings, Inc.	165,100	955,205
Nomura Real Estate Holdings, Inc.	9,900	233,839
Nomura Research Institute Ltd.	8,900	421,777
NSK Ltd.	38,900	521,593
NTT Data Corp.	40,900	435,344
NTT DOCOMO, Inc.(a)	185,255	4,731,972
Obayashi Corp.	43,500	476,107
Ogaki Kyoritsu Bank Ltd. (The)	6,800	171,231
Oji Holdings Corp.	74,000	475,938
Okasan Securities Group, Inc.(a)	61,000	364,795
Omron Corp.	11,600	682,802
Ono Pharmaceutical Co., Ltd.	24,100	746,454
Oracle Corp.	4,100	333,474
Oriental Land Co., Ltd.	3,000	306,488
Osaka Gas Co., Ltd.(a)	27,900	550,786
Otsuka Holdings Co., Ltd.	22,600	1,132,444
Outsourcing, Inc.	13,000	232,496
Panasonic Corp.	76,200	1,089,800
Park24 Co., Ltd.(a)	19,400	520,252
Pasco Corp.*	37,000	110,983
Pigeon Corp.	8,300	375,002
Pilot Corp.	2,600	144,974
Qol Co., Ltd.	22,900	449,387
Recruit Holdings Co., Ltd.	37,100	922,529
Resona Holdings, Inc.	111,400	588,686
Resorttrust, Inc.	13,700	287,655
Ricoh Co., Ltd.	57,300	566,265
Sac’s Bar Holdings, Inc.(a)	53,200	570,768
San-In Godo Bank Ltd. (The)	28,900	255,983
Sanrio Co., Ltd.(a)	23,800	432,585
Sanwa Holdings Corp.	34,100	440,238
Sanyo Chemical Industries Ltd.	6,200	290,616
SBI Holdings, Inc.(a)	25,300	578,795
Secom Co., Ltd.	8,300	618,110
Seibu Holdings, Inc.	12,500	217,677
Seiko Epson Corp.	28,600	508,534
Seino Holdings Co., Ltd.	29,000	533,916
Sekisui Chemical Co., Ltd.	21,000	366,488
Sekisui House Ltd.	43,300	790,678
Seven & I Holdings Co., Ltd.	27,700	1,188,743
Seven Bank Ltd.(a)	70,300	224,087
Shikoku Electric Power Co., Inc.(a)	29,200	346,501
Shimano, Inc.	800	115,393
Shimizu Corp.	52,200	466,781
Shin-Etsu Chemical Co., Ltd.	8,700	900,268
Shionogi & Co., Ltd.	9,800	505,988
Shizuoka Bank Ltd. (The)	51,000	482,426
Showa Shell Sekiyu K.K.	41,500	562,308
SMC Corp.	1,000	404,984
SoftBank Group Corp.	9,600	717,630
Sojitz Corp.(a)	159,500	511,420
Sompo Holdings, Inc.	12,700	511,344
Sony Corp.	10,300	498,390
Sony Financial Holdings, Inc.(a)	29,800	542,480
Subaru Corp.	45,900	1,504,968
Sumitomo Chemical Co., Ltd.	78,000	454,725
Sumitomo Corp.	71,600	1,205,788
Sumitomo Electric Industries Ltd.	36,200	552,616
Sumitomo Heavy Industries Ltd.	9,600	364,231
Sumitomo Mitsui Financial Group, Inc.	69,100	2,896,547
Sumitomo Mitsui Trust Holdings, Inc.	20,607	834,550
Sumitomo Realty & Development Co., Ltd.	10,000	370,005
Sumitomo Rubber Industries Ltd.	24,500	449,685
Suntory Beverage & Food Ltd.	9,200	447,240
Suzuken Co., Ltd.	8,800	363,667
Suzuki Motor Corp.	11,900	641,157
Sysmex Corp.	3,600	326,319

See Notes to Financial Statements.

56	WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

Schedule of Investments (continued)

WisdomTree International Equity Fund (DWM)

March 31, 2018

Investments	Shares	Value
T&D Holdings, Inc.	30,600	$485,831
Taisei Corp.	10,800	548,378
Taiyo Nippon Sanso Corp.	10,000	151,481
Takashimaya Co., Ltd.	40,000	384,015
Takeda Pharmaceutical Co., Ltd.	44,900	2,188,215
Teijin Ltd.	20,200	380,068
Terumo Corp.	9,000	473,061
Toda Corp.(a)	52,000	376,982
Toho Co., Ltd.	8,600	285,454
Toho Zinc Co., Ltd.(a)	5,300	252,167
Tokai Tokyo Financial Holdings, Inc.	59,500	411,213
Tokio Marine Holdings, Inc.	29,700	1,322,327
Tokyo Electron Ltd.	6,700	1,260,936
Tokyo Gas Co., Ltd.	18,900	501,423
Toppan Forms Co., Ltd.	34,700	388,275
Topy Industries Ltd.	8,000	233,192
Toshiba Machine Co., Ltd.	69,000	485,303
TOTO Ltd.	7,200	379,803
Tow Co., Ltd.	58,800	514,742
Toyo Ink SC Holdings Co., Ltd.	72,000	446,827
Toyoda Gosei Co., Ltd.	12,600	293,111
Toyota Boshoku Corp.	7,600	156,073
Toyota Motor Corp.	186,710	11,982,094
Toyota Tsusho Corp.	26,400	894,894
Trend Micro, Inc.	9,100	543,347
Tsubakimoto Chain Co.	55,000	447,861
UACJ Corp.(a)	4,700	120,649
Ube Industries Ltd.(a)	20,900	610,197
Unicharm Corp.	14,200	404,436
Unipres Corp.	7,300	165,151
United Arrows Ltd.	8,000	308,416
USS Co., Ltd.	21,960	443,949
Wacoal Holdings Corp.	13,500	390,973
West Japan Railway Co.	8,820	616,280
Yahoo Japan Corp.(a)	197,710	918,371
Yakult Honsha Co., Ltd.	4,000	296,004
Yamada Denki Co., Ltd.(a)	95,600	573,510
Yamaha Corp.	6,900	303,315
Yamaha Motor Co., Ltd.	20,900	624,937
Yamato Holdings Co., Ltd.	12,600	316,155
Yuasa Trading Co., Ltd.	19,500	643,583
Zeon Corp.	19,200	277,664

Total Japan		169,672,096
Netherlands – 2.3%
Aalberts Industries N.V.	10,599	539,135
ABN AMRO Group N.V. CVA(b)	47,041	1,415,673
Aegon N.V.	158,033	1,064,299
Akzo Nobel N.V.	10,754	1,014,949
ASML Holding N.V.	5,999	1,181,566
BE Semiconductor Industries N.V.	5,860	598,535
Corbion N.V.	9,318	282,139
Euronext N.V.(b)	3,598	262,845
Flow Traders(b)	6,633	282,416
Heineken Holding N.V.	3,559	366,358
Heineken N.V.	16,331	1,753,393
ING Groep N.V.	245,468	4,135,878
Koninklijke Ahold Delhaize N.V.	63,801	1,509,837
Koninklijke DSM N.V.	8,777	870,460
Koninklijke KPN N.V.	265,986	797,199
Koninklijke Philips N.V.	45,051	1,726,728
NN Group N.V.	19,127	847,781
PostNL N.V.	76,588	286,531
Randstad Holding N.V.(a)	12,908	848,038
Steinhoff International Holdings N.V.*	182,768	50,350
Wolters Kluwer N.V.	18,012	956,748

Total Netherlands		20,528,013
New Zealand – 0.5%
Air New Zealand Ltd.	189,793	442,241
Auckland International Airport Ltd.	76,349	337,078
Contact Energy Ltd.	88,527	335,283
EBOS Group Ltd.	27,264	353,045
Fisher & Paykel Healthcare Corp., Ltd.	48,163	458,631
Mercury NZ Ltd.	158,418	367,990
New Zealand Refining Co., Ltd. (The)	182,476	301,451
Spark New Zealand Ltd.	319,130	768,936
Trustpower Ltd.	166,971	673,331
Vector Ltd.(a)	111,673	253,767

Total New Zealand		4,291,753
Norway – 2.0%
Aker ASA Class A	9,397	527,245
Aker BP ASA	22,347	604,008
DNB ASA	94,326	1,828,021
Gjensidige Forsikring ASA(a)	34,131	624,283
Leroy Seafood Group ASA	61,376	379,156
Marine Harvest ASA	60,522	1,211,835
Norsk Hydro ASA	113,515	664,380
Ocean Yield ASA	45,776	384,822
Orkla ASA	59,398	636,579
Salmar ASA	16,719	684,012
SpareBank 1 SR-Bank ASA	28,646	314,521
Statoil ASA	258,922	6,089,702
Storebrand ASA	39,808	323,394
Telenor ASA	136,034	3,066,892
Yara International ASA	12,772	538,637

Total Norway		17,877,487
Portugal – 0.5%
Altri, SGPS, S.A.	63,021	420,085
EDP – Energias de Portugal S.A.	296,608	1,126,451
Galp Energia, SGPS, S.A.	45,332	853,278
Jeronimo Martins, SGPS, S.A.	40,487	737,185
Navigator Co. S.A. (The)	75,076	442,087
REN – Redes Energeticas Nacionais, SGPS, S.A.	172,361	531,641
Semapa-Sociedade de Investimento e Gestao	9,281	211,392

Total Portugal		4,322,119
Singapore – 1.8%
CapitaLand Ltd.	263,300	716,831

See Notes to Financial Statements.

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds	57

Schedule of Investments (continued)

WisdomTree International Equity Fund (DWM)

March 31, 2018

Investments	Shares	Value
City Developments Ltd.	25,500	$252,803
ComfortDelGro Corp., Ltd.	296,500	463,529
DBS Group Holdings Ltd.	108,000	2,264,928
Hutchison Port Holdings Trust	1,568,936	462,836
Jardine Cycle & Carriage Ltd.	13,255	348,736
Keppel Corp., Ltd.	100,100	593,134
Oversea-Chinese Banking Corp., Ltd.	201,495	1,969,928
SATS Ltd.	158,500	620,076
Sheng Siong Group Ltd.(a)	1,271,100	901,489
Singapore Airlines Ltd.	70,000	578,662
Singapore Post Ltd.	338,200	353,339
Singapore Technologies Engineering Ltd.	263,200	720,573
Singapore Telecommunications Ltd.	1,219,300	3,133,563
StarHub Ltd.(a)	286,800	503,043
United Overseas Bank Ltd.	69,301	1,453,350
UOL Group Ltd.	68,600	447,289
Wilmar International Ltd.	232,400	563,587

Total Singapore		16,347,696
Spain – 4.0%
Abertis Infraestructuras S.A.	60,668	1,359,441
Acciona S.A.	5,226	396,687
ACS Actividades de Construccion y Servicios S.A.	23,453	912,903
Aena SME S.A.(b)	4,884	982,978
Amadeus IT Group S.A.	18,846	1,390,202
Applus Services S.A.	26,916	350,226
Banco Bilbao Vizcaya Argentaria S.A.	449,807	3,556,493
Banco de Sabadell S.A.	290,741	593,920
Banco Santander S.A.	664,960	4,330,258
Bankia S.A.	136,946	612,892
Bankinter S.A.(a)	32,250	331,421
Bolsas y Mercados Espanoles SHMSF S.A.(a)	8,680	293,565
CaixaBank S.A.	301,832	1,437,318
Cellnex Telecom S.A.(b)	17,277	460,872
Cie Automotive S.A.	6,992	249,374
Distribuidora Internacional de Alimentacion S.A.	49,462	209,684
EDP Renovaveis S.A.	19,441	190,320
Enagas S.A.	20,720	566,476
Ence Energia y Celulosa S.A.	67,163	505,515
Endesa S.A.	93,378	2,053,931
Ferrovial S.A.	56,716	1,183,346
Gas Natural SDG S.A.	67,354	1,606,177
Iberdrola S.A.	409,427	3,007,105
Industria de Diseno Textil S.A.	86,573	2,707,579
Mapfre S.A.	169,749	563,877
Mediaset Espana Comunicacion S.A.	38,593	392,334
Prosegur Cia de Seguridad S.A.	24,981	191,711
Red Electrica Corp. S.A.	38,685	795,959
Repsol S.A.	96,326	1,707,696
Telefonica S.A.	407,272	4,021,094

Total Spain		36,961,354
Sweden – 2.8%
Ahlsell AB(b)	57,141	358,547
Assa Abloy AB Class B	32,678	703,716
Atlas Copco AB Class A	20,323	876,519
Atlas Copco AB Class B	28,071	1,087,672
Axfood AB	30,398	518,139
Bilia AB Class A	34,067	301,017
Boliden AB	16,845	588,332
Castellum AB(a)	11,489	187,258
Dometic Group AB(b)	30,087	273,933
Evolution Gaming Group AB(b)	3,453	188,590
Fabege AB	35,709	770,906
Hemfosa Fastigheter AB	18,291	221,244
Hennes & Mauritz AB Class B(a)	54,119	808,929
Hexpol AB	16,984	156,865
Holmen AB Class B	4,013	217,067
ICA Gruppen AB(a)	14,579	514,237
Intrum Justitia AB(a)	9,605	271,470
Investment AB Latour Class B	25,028	283,608
Nobia AB	17,072	153,193
Nordea Bank AB	312,210	3,321,621
Peab AB	38,299	343,442
Resurs Holding AB(b)	34,491	242,987
Saab AB Class B	5,610	253,143
Sandvik AB	60,184	1,095,555
Securitas AB Class B	32,134	543,893
Skandinaviska Enskilda Banken AB Class A	166,059	1,733,796
Skanska AB Class B	42,206	860,015
Svenska Cellulosa AB SCA Class B	23,054	244,777
Svenska Handelsbanken AB Class A(a)	111,502	1,387,318
Swedbank AB Class A	98,591	2,201,428
Tele2 AB Class B	77,496	926,735
Telefonaktiebolaget LM Ericsson Class B(a)	74,223	469,012
Telia Co. AB	436,384	2,043,107
Volvo AB Class A	2,868	52,224
Volvo AB Class B	76,701	1,394,389

Total Sweden		25,594,684
Switzerland – 7.4%
ABB Ltd. Registered Shares	107,998	2,562,358
Adecco Group AG Registered Shares	8,139	577,957
Baloise Holding AG Registered Shares	5,609	855,759
Cie Financiere Richemont S.A. Registered Shares	18,068	1,618,120
Clariant AG Registered Shares*	28,926	689,016
Coca-Cola HBC AG*	15,370	567,918
Credit Suisse Group AG Registered Shares*	152,955	2,554,042
EMS-Chemie Holding AG Registered Shares	1,022	643,553
Geberit AG Registered Shares	1,598	704,882
Givaudan S.A. Registered Shares	568	1,290,693
Julius Baer Group Ltd.*	9,615	589,792
Kudelski S.A. Bearer Shares(a)	33,032	344,946
Kuehne + Nagel International AG Registered Shares	7,263	1,139,963
LafargeHolcim Ltd. Registered Shares*	33,378	1,822,963
Logitech International S.A. Registered Shares	17,145	625,929
Lonza Group AG Registered Shares*	2,474	581,814
Nestle S.A. Registered Shares	135,652	10,712,202
Novartis AG Registered Shares	144,229	11,636,521

See Notes to Financial Statements.

58	WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

Schedule of Investments (continued)

WisdomTree International Equity Fund (DWM)

March 31, 2018

Investments	Shares	Value
Partners Group Holding AG	776	$575,355
Roche Holding AG Bearer Shares	4,965	1,149,997
Roche Holding AG Genusschein	38,932	8,907,687
Schindler Holding AG Participation Certificate	4,375	941,155
SGS S.A. Registered Shares	433	1,061,700
Sonova Holding AG Registered Shares	2,333	369,830
STMicroelectronics N.V.	24,582	543,726
Sunrise Communications Group AG*(b)	6,754	564,597
Swatch Group AG (The) Bearer Shares	1,786	785,944
Swiss Life Holding AG Registered Shares*	1,960	696,520
Swiss Re AG	24,977	2,537,346
Swisscom AG Registered Shares(a)	3,685	1,822,490
UBS Group AG Registered Shares*	200,395	3,514,655
Vontobel Holding AG Registered Shares	11,345	701,362
Zurich Insurance Group AG	11,611	3,800,008

Total Switzerland		67,490,800
United Kingdom – 18.6%
AA PLC	91,833	103,703
Admiral Group PLC	26,146	676,335
Aggreko PLC	27,254	280,699
Antofagasta PLC	42,013	542,799
Associated British Foods PLC	15,351	536,421
AstraZeneca PLC	82,519	5,666,916
Aviva PLC	237,334	1,651,010
BAE Systems PLC	177,579	1,448,313
Barclays PLC	335,228	971,082
Barratt Developments PLC	107,531	800,079
Bellway PLC	10,234	437,722
Berkeley Group Holdings PLC	16,494	876,691
BHP Billiton PLC	115,598	2,276,090
Bodycote PLC	35,455	445,140
BP PLC	2,106,280	14,160,350
Brewin Dolphin Holdings PLC	97,545	471,811
British American Tobacco PLC	92,471	5,358,664
British Land Co. PLC (The)	73,913	665,659
BT Group PLC	725,650	2,315,818
Burberry Group PLC	15,245	362,701
Carnival PLC	11,260	723,435
Centrica PLC	537,466	1,072,127
Close Brothers Group PLC	17,146	345,152
CNH Industrial N.V.	39,736	490,159
Coca-Cola European Partners PLC	11,661	485,022
Compass Group PLC	69,496	1,418,952
Costain Group PLC	94,723	617,216
Countryside Properties PLC(b)	54,243	238,777
De La Rue PLC	42,157	301,012
Debenhams PLC(a)	1,535,075	449,631
Derwent London PLC	7,373	320,835
Devro PLC	109,513	301,105
Diageo PLC	103,177	3,491,049
Direct Line Insurance Group PLC	88,158	471,546
Drax Group PLC	36,814	141,811
Dunelm Group PLC	29,742	219,875
easyJet PLC	25,940	583,856
Electrocomponents PLC	57,765	486,359
Elegant Hotels Group PLC	165,704	199,907
Elementis PLC	98,827	409,526
Equiniti Group PLC(b)	170,388	713,476
Fresnillo PLC	20,727	368,827
G4S PLC	74,827	260,424
GlaxoSmithKline PLC	376,362	7,359,771
Halma PLC	18,660	308,618
Hammerson PLC	57,501	432,834
Henry Boot PLC	109,543	453,317
Howden Joinery Group PLC	49,582	320,503
HSBC Holdings PLC	1,556,170	14,525,650
Ibstock PLC(b)	57,075	225,783
Imperial Brands PLC	66,696	2,269,793
Inchcape PLC	35,201	341,216
Informa PLC	49,655	500,548
Inmarsat PLC	46,376	235,569
InterContinental Hotels Group PLC	9,370	560,996
Intertek Group PLC	7,400	483,742
ITV PLC	442,193	894,175
J Sainsbury PLC	109,663	367,359
Jardine Lloyd Thompson Group PLC	12,714	228,647
Kingfisher PLC	123,472	506,629
Land Securities Group PLC	39,428	518,306
Legal & General Group PLC	463,858	1,677,505
Lloyds Banking Group PLC	3,386,881	3,072,072
London Stock Exchange Group PLC	11,636	673,486
Lookers PLC	340,443	416,444
Marks & Spencer Group PLC	148,748	563,809
McCarthy & Stone PLC(b)	134,368	272,370
Mitchells & Butlers PLC	62,313	218,007
Mondi PLC	23,047	619,126
Moneysupermarket.com Group PLC	60,437	243,152
Morgan Advanced Materials PLC	121,412	542,289
National Grid PLC	238,986	2,689,372
Next PLC	8,215	548,427
Old Mutual PLC	179,825	603,655
PayPoint PLC	30,227	338,371
Pearson PLC	103,509	1,087,566
Pennon Group PLC	40,247	363,254
Persimmon PLC	29,949	1,062,915
Polar Capital Holdings PLC	28,171	203,124
Prudential PLC	84,416	2,106,078
Reckitt Benckiser Group PLC	23,775	2,012,434
Redde PLC	261,264	616,455
Redrow PLC	49,666	414,894
RELX N.V.	63,843	1,321,447
RELX PLC	51,076	1,049,664
Rentokil Initial PLC	96,479	367,721
Rightmove PLC	2,547	155,315
Rio Tinto PLC	89,497	4,533,480
Rolls-Royce Holdings PLC*	41,669	509,479
Rotork PLC	96,521	384,941
Royal Dutch Shell PLC Class A	505,328	15,832,703

See Notes to Financial Statements.

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds	59

Schedule of Investments (concluded)

WisdomTree International Equity Fund (DWM)

March 31, 2018

Investments	Shares	Value
Royal Dutch Shell PLC Class B	419,697	$13,405,859
Royal Mail PLC	117,708	892,973
RPC Group PLC	21,283	230,845
RPS Group PLC	89,739	321,009
RSA Insurance Group PLC	44,124	389,952
Saga PLC	122,921	194,505
Sage Group PLC (The)	72,996	654,533
Schroders PLC	7,365	329,785
Segro PLC	92,342	778,779
Severn Trent PLC	16,764	433,645
Smith & Nephew PLC	32,694	610,438
Smiths Group PLC	26,704	566,963
Soco International PLC	194,579	250,573
Spectris PLC	8,678	327,954
Spirax-Sarco Engineering PLC	3,785	305,567
SSE PLC	108,780	1,947,132
Stagecoach Group PLC	178,552	330,624
Standard Life Aberdeen PLC	243,131	1,226,808
TalkTalk Telecom Group PLC(a)	156,410	254,079
Tate & Lyle PLC	65,044	496,913
Unilever N.V. CVA	73,541	4,148,686
Unilever PLC	57,543	3,192,932
United Utilities Group PLC	50,168	503,468
Vodafone Group PLC	2,597,251	7,076,257
WH Smith PLC	26,353	720,136
Whitbread PLC	8,140	422,495
William Hill PLC	118,095	547,187
WM Morrison Supermarkets PLC	147,026	440,339

Total United Kingdom		170,191,529
TOTAL COMMON STOCKS (Cost: $800,533,724)		909,511,849
EXCHANGE-TRADED FUND – 0.0%
United States – 0.0%
WisdomTree International Dividend Ex-Financials Fund(c) (Cost: $171)	4	174
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 3.9%
United States – 3.9%
State Street Navigator Securities Lending Government Money Market Portfolio, 1.74%(d)
(Cost: $35,599,611)(e)	35,599,611	35,599,611
TOTAL INVESTMENTS IN SECURITIES – 103.3% (Cost: $836,133,506)		945,111,634
Other Assets less Liabilities – (3.3)%		(30,118,103)

NET ASSETS – 100.0%		$914,993,437

*	Non-income producing security.

(a)	Security, or portion thereof, was on loan at March 31, 2018 (See Note 2).

(b)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

(c)	Affiliated company (See Note 3).

(d)	Rate shown represents annualized 7-day yield as of March 31, 2018.

(e)

At March 31, 2018, the total market value of the Fund’s securities on loan was $41,672,599 and the total market value of the collateral held by the Fund was $43,940,194. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $8,340,583.

CVA – Certificaten Van Aandelen (Certificate of Stock)

RSP – Risparmio Italian Savings Shares

See Notes to Financial Statements.

60	WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

Schedule of Investments

WisdomTree International Hedged Quality Dividend Growth Fund (IHDG)

March 31, 2018

Investments	Shares	Value
COMMON STOCKS – 99.5%
Australia – 4.8%
Aristocrat Leisure Ltd.	57,677	$1,064,442
Bapcor Ltd.(a)	129,309	563,379
BT Investment Management Ltd.	124,046	956,252
carsales.com Ltd.	68,091	705,617
Cochlear Ltd.	10,588	1,475,031
Crown Resorts Ltd.	230,593	2,244,561
CSL Ltd.	65,634	7,826,565
Domino’s Pizza Enterprises Ltd.(a)	9,224	295,251
JB Hi-Fi Ltd.(a)	8,736	172,951
Magellan Financial Group Ltd.	54,671	999,740
Medibank Pvt Ltd.	1,216,610	2,706,282
NIB Holdings Ltd.	135,205	661,663
Northern Star Resources Ltd.	110,991	534,652
Pact Group Holdings Ltd.	145,567	611,881
Ramsay Health Care Ltd.	34,642	1,655,976
REA Group Ltd.	12,871	782,017
Seek Ltd.	112,363	1,603,098
Technology One Ltd.	1,391	5,538
TPG Telecom Ltd.(a)	241,256	1,015,954

Total Australia		25,880,850
Austria – 0.2%
ams AG*	8,138	848,643
Belgium – 0.2%
Melexis N.V.	10,524	1,048,379
China – 2.9%
Beijing Tong Ren Tang Chinese Medicine Co., Ltd.	135,000	253,545
China Everbright International Ltd.	926,000	1,297,861
China Overseas Land & Investment Ltd.	3,520,000	12,221,755
CSPC Pharmaceutical Group Ltd.	860,000	2,284,699

Total China		16,057,860
Denmark – 6.9%
Chr Hansen Holding A/S	13,218	1,136,230
Coloplast A/S Class B	49,494	4,169,618
Dfds A/S	9,586	534,902
DSV A/S	15,566	1,218,128
GN Store Nord A/S	11,893	418,744
Novo Nordisk A/S Class B	553,350	27,161,251
Pandora A/S(a)	11,360	1,217,926
Royal Unibrew A/S	15,198	1,003,521
SimCorp A/S	10,252	710,091

Total Denmark		37,570,411
Finland – 0.9%
Konecranes Oyj	19,835	859,647
Nokian Renkaat Oyj	43,638	1,980,357
Uponor Oyj	32,224	537,789
Wartsila Oyj Abp	64,238	1,418,106

Total Finland		4,795,899
France – 8.3%
Airbus SE	150,328	17,341,834
Hermes International	5,467	3,237,410
Ipsen S.A.	12,032	1,866,712
LVMH Moet Hennessy Louis Vuitton SE	62,243	19,152,705
Sartorius Stedim Biotech	7,531	680,294
SEB S.A.	4,344	829,151
Valeo S.A.	31,789	2,097,094

Total France		45,205,200
Germany – 5.7%
adidas AG	17,108	4,137,571
Continental AG	28,309	7,809,192
Covestro AG(b)	45,464	4,465,286
CTS Eventim AG & Co. KGaA	13,889	650,118
Fuchs Petrolub SE	20,008	1,017,493
Hella GmbH & Co. KGaA	11,158	732,790
Henkel AG & Co. KGaA	37,741	4,748,335
Infineon Technologies AG	148,873	3,980,410
Pfeiffer Vacuum Technology AG	3,103	481,989
United Internet AG Registered Shares	43,670	2,744,457

Total Germany		30,767,641
Hong Kong – 0.7%
Galaxy Entertainment Group Ltd.	258,000	2,342,227
Techtronic Industries Co., Ltd.	178,000	1,037,613
Vitasoy International Holdings Ltd.	192,000	494,171

Total Hong Kong		3,874,011
Ireland – 0.3%
Glanbia PLC	27,922	480,758
Irish Continental Group PLC	117,481	826,449
Kerry Group PLC Class A	6,022	610,268

Total Ireland		1,917,475
Israel – 0.6%
Bezeq Israeli Telecommunication Corp., Ltd.	2,402,971	3,066,297
Italy – 1.5%
Anima Holding SpA(b)	188,126	1,274,831
Banca IFIS SpA	14,317	550,771
De’ Longhi SpA	35,691	1,058,737
DiaSorin SpA	8,050	723,712
Ferrari N.V.	10,787	1,294,004
Industria Macchine Automatiche SpA	9,645	937,684
Moncler SpA	22,150	841,753
Recordati SpA	43,355	1,598,539

Total Italy		8,280,031
Japan – 15.5%
Asahi Intecc Co., Ltd.	11,600	459,746
Brother Industries Ltd.	41,800	971,993
COLOPL, Inc.	24,500	213,324
CyberAgent, Inc.(a)	9,000	447,673
Daikin Industries Ltd.	44,500	4,910,273
DeNA Co., Ltd.(a)	15,700	283,441
Fast Retailing Co., Ltd.	5,400	2,195,543
Fujitsu General Ltd.	4,400	78,733
Haseko Corp.(a)	25,600	389,717

See Notes to Financial Statements.

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds	61

Schedule of Investments (continued)

WisdomTree International Hedged Quality Dividend Growth Fund (IHDG)

March 31, 2018

Investments	Shares	Value
Hikari Tsushin, Inc.	9,300	$1,487,475
Hino Motors Ltd.	129,800	1,670,862
Hoya Corp.	56,800	2,833,324
Ichigo, Inc.(a)	102,900	452,818
Japan Lifeline Co., Ltd.	7,200	209,873
Kakaku.com, Inc.(a)	39,900	698,578
Keyence Corp.	2,000	1,241,937
Kose Corp.	4,900	1,026,074
Kubota Corp.	242,500	4,245,745
M3, Inc.	13,600	611,265
Makita Corp.	34,300	1,677,104
Meitec Corp.	17,600	974,744
Mixi, Inc.	24,600	909,055
MonotaRO Co., Ltd.(a)	6,700	240,658
Murata Manufacturing Co., Ltd.	34,240	4,690,896
Nabtesco Corp.	27,600	1,065,331
NGK Insulators Ltd.	71,200	1,227,840
Nidec Corp.	23,600	3,637,085
Nippon Paint Holdings Co., Ltd.	35,300	1,296,159
Nitori Holdings Co., Ltd.	5,800	1,025,567
Obic Co., Ltd.	19,300	1,606,065
Open House Co., Ltd.	14,200	881,241
Oracle Corp.	21,300	1,732,440
Persol Holdings Co., Ltd.	23,900	695,538
Pigeon Corp.	19,200	867,475
Ryohin Keikaku Co., Ltd.	2,700	906,347
Seiko Epson Corp.	112,700	2,003,909
Shimano, Inc.	5,400	778,900
Shionogi & Co., Ltd.	45,600	2,354,392
Square Enix Holdings Co., Ltd.	19,700	902,106
Start Today Co., Ltd.	17,600	470,326
Starts Corp., Inc.	11,200	304,670
Subaru Corp.	204,400	6,701,860
Sundrug Co., Ltd.	17,100	790,282
Sysmex Corp.	18,900	1,713,174
T-Gaia Corp.	27,700	771,224
Taiyo Holdings Co., Ltd.	8,600	369,553
TechnoPro Holdings, Inc.	9,800	590,672
Tokyo Electron Ltd.	34,200	6,436,418
Tokyo Steel Manufacturing Co., Ltd.(a)	34,900	280,578
Trend Micro, Inc.	46,300	2,764,504
Tsuruha Holdings, Inc.	4,400	627,626
USS Co., Ltd.	54,700	1,105,830
Yahoo Japan Corp.(a)	1,139,500	5,293,023
Yamaha Motor Co., Ltd.	48,800	1,459,182
Zenkoku Hosho Co., Ltd.	9,400	412,769

Total Japan		83,992,937
Netherlands – 2.7%
ASML Holding N.V.	49,931	9,834,437
BE Semiconductor Industries N.V.	10,439	1,066,230
Flow Traders(b)	5,383	229,194
GrandVision N.V.(b)	26,808	610,601
Koninklijke Vopak N.V.	41,052	2,011,940
TKH Group N.V. CVA	13,493	862,907

Total Netherlands		14,615,309
New Zealand – 0.5%
Fisher & Paykel Healthcare Corp., Ltd.	158,523	1,509,532
Mainfreight Ltd.	38,491	683,078
Ryman Healthcare Ltd.	38,279	292,437

Total New Zealand		2,485,047
Norway – 1.5%
Borregaard ASA	20,859	196,609
Entra ASA(b)	45,282	615,991
Orkla ASA	305,220	3,271,096
Salmar ASA	54,032	2,210,571
Tomra Systems ASA	34,010	710,441
Veidekke ASA	49,623	554,320
XXL ASA(b)	61,048	625,180

Total Norway		8,184,208
Portugal – 0.7%
Jeronimo Martins, SGPS, S.A.	205,934	3,749,633
Singapore – 0.1%
First Resources Ltd.	367,500	470,831
SIA Engineering Co., Ltd.	129,900	315,017

Total Singapore		785,848
Spain – 3.9%
Almirall S.A.(a)	37,731	445,009
Amadeus IT Group S.A.	87,889	6,483,258
Atresmedia Corp. de Medios de Comunicacion S.A.	67,182	639,921
Cie Automotive S.A.	16,326	582,278
Industria de Diseno Textil S.A.	364,604	11,403,025
Prosegur Cia de Seguridad S.A.	122,663	941,349
Tecnicas Reunidas S.A.(a)	21,383	630,886

Total Spain		21,125,726
Sweden – 7.0%
AAK AB	7,156	629,743
Assa Abloy AB Class B	190,266	4,097,348
Atlas Copco AB Class A	155,699	6,715,203
Atlas Copco AB Class B	118,752	4,601,307
Axfood AB	69,551	1,185,510
Boliden AB	65,229	2,278,202
Bonava AB Class B	1,413	19,335
Castellum AB	55,489	904,409
Fabege AB	48,696	1,051,277
Hemfosa Fastigheter AB	81,554	986,462
Hennes & Mauritz AB Class B(a)	202,468	3,026,334
Hexpol AB	61,065	563,999
Indutrade AB	26,620	684,031
Intrum Justitia AB(a)	30,733	868,618
Investment AB Latour Class B	137,324	1,556,103
JM AB	11,414	258,269
Lifco AB Class B	17,327	664,131
Loomis AB Class B	20,567	737,728
Peab AB	95,888	859,864

See Notes to Financial Statements.

62	WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

Schedule of Investments (continued)

WisdomTree International Hedged Quality Dividend Growth Fund (IHDG)

March 31, 2018

Investments	Shares	Value
Sandvik AB	256,554	$4,670,160
Trelleborg AB Class B	61,730	1,546,420

Total Sweden		37,904,453
Switzerland – 11.9%
EMS-Chemie Holding AG Registered Shares	6,047	3,807,791
Geberit AG Registered Shares	8,344	3,680,562
Givaudan S.A. Registered Shares	2,415	5,487,719
Logitech International S.A. Registered Shares	25,011	913,100
Oriflame Holding AG	13,121	626,690
Partners Group Holding AG	7,489	5,552,621
Roche Holding AG Bearer Shares	37,284	8,635,747
Roche Holding AG Genusschein	120,071	27,472,385
Schindler Holding AG Participation Certificate	9,059	1,948,782
Schindler Holding AG Registered Shares	8,277	1,728,697
Sonova Holding AG Registered Shares	8,689	1,377,392
Straumann Holding AG Registered Shares(a)	1,921	1,207,646
Swatch Group AG (The) Bearer Shares	3,700	1,628,216
Temenos Group AG Registered Shares*	7,127	851,430

Total Switzerland		64,918,778
United Kingdom – 22.7%
Ashtead Group PLC	77,180	2,100,401
AVEVA Group PLC	15,239	408,520
Berkeley Group Holdings PLC	36,791	1,955,519
Brewin Dolphin Holdings PLC	91,041	440,352
British American Tobacco PLC	286,793	16,619,559
Burberry Group PLC	45,980	1,093,933
Coca-Cola European Partners PLC	65,261	2,714,436
Compass Group PLC	202,841	4,141,558
Crest Nicholson Holdings PLC	84,238	536,960
Croda International PLC	30,454	1,951,489
Dart Group PLC	8,055	94,069
Diageo PLC	437,254	14,794,723
Domino’s Pizza Group PLC	66,763	309,530
Dunelm Group PLC	77,646	574,018
easyJet PLC	123,119	2,771,153
Electrocomponents PLC	55,365	466,152
Greggs PLC	48,367	833,867
Halma PLC	54,517	901,657
Hargreaves Lansdown PLC	83,277	1,907,687
HomeServe PLC	59,772	618,799
Howden Joinery Group PLC	55,480	358,628
Ibstock PLC(b)	117,509	464,853
Jardine Lloyd Thompson Group PLC	82,640	1,486,189
Johnson Matthey PLC	36,012	1,536,746
Marshalls PLC	45,644	267,771
Mediclinic International PLC(a)	61,079	514,947

Investments	Shares	Value
Merlin Entertainments PLC(b)	58,309	$283,504
Pagegroup PLC	127,510	959,643
Persimmon PLC	92,484	3,282,335
Reckitt Benckiser Group PLC	96,474	8,166,037
RELX PLC	192,601	3,958,147
Renishaw PLC	21,906	1,384,682
Sage Group PLC (The)	189,955	1,703,269
Savills PLC	52,288	719,926
Spirax-Sarco Engineering PLC	5,335	430,701
Superdry PLC	25,975	568,793
Taylor Wimpey PLC	409,414	1,060,206
Ted Baker PLC	17,610	617,583
Unilever N.V. CVA	408,739	23,058,291
Unilever PLC	232,528	12,902,456
Unite Group PLC (The)	72,601	806,101
Victrex PLC	24,586	885,684
WH Smith PLC	34,099	931,808
William Hill PLC	306,650	1,420,847
ZPG PLC(b)	67,609	318,669

Total United Kingdom		123,322,198
TOTAL COMMON STOCKS (Cost: $471,197,026)		540,396,834
RIGHTS – 0.0%
Italy – 0.0%
Anima Holding SpA, expiring 4/12/18*
(Cost $0)	188,659	71,927
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 1.4%
United States – 1.4%
State Street Navigator Securities Lending Government Money Market Portfolio, 1.74%(c)
(Cost: $7,588,253)(d)	7,588,253	7,588,253
TOTAL INVESTMENTS IN SECURITIES – 100.9% (Cost: $478,785,279)		548,057,014
Other Assets less Liabilities – (0.9)%		(4,865,161)

NET ASSETS – 100.0%		$543,191,853
*	Non-income producing security.

(a)	Security, or portion thereof, was on loan at March 31, 2018 (See Note 2).

(b)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

(c)	Rate shown represents annualized 7-day yield as of March 31, 2018.

(d)

At March 31, 2018, the total market value of the Fund’s securities on loan was $16,078,154 and the total market value of the collateral held by the Fund was $16,823,303. The total market value of the collateral includes non-cash U.S. Government and U.S. Government Agencies securities collateral having a value of $9,235,050.

CVA – Certificaten Van Aandelen (Certificate of Stock)

See Notes to Financial Statements.

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds	63

Schedule of Investments (continued)

WisdomTree International Hedged Quality Dividend Growth Fund (IHDG)

March 31, 2018

FINANCIAL DERIVATIVE INSTRUMENTS
FOREIGN CURRENCY CONTRACTS (OTC – OVER THE COUNTER)
Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation	Unrealized Depreciation
Bank of America N.A.	4/3/2018	2,849,573	ILS	811,761	USD	$—	$(113)
Bank of America N.A.	4/3/2018	823,259	USD	2,855,562	ILS	9,906	—
Bank of America N.A.	4/4/2018	7,610,487	AUD	5,837,274	USD	350	—
Bank of America N.A.	4/4/2018	13,596,400	CHF	14,199,243	USD	—	(830)
Bank of America N.A.	4/4/2018	50,280,263	DKK	8,295,841	USD	—	—
Bank of America N.A.	4/4/2018	26,850,430	EUR	33,023,935	USD	—	(1,921)
Bank of America N.A.	4/4/2018	14,730,053	GBP	20,664,556	USD	—	(1,238)
Bank of America N.A.	4/4/2018	33,346,207	HKD	4,249,099	USD	—	(254)
Bank of America N.A.	4/4/2018	1,918,361,986	JPY	18,041,791	USD	—	(2,454)
Bank of America N.A.	4/4/2018	12,912,396	NOK	1,644,528	USD	164	—
Bank of America N.A.	4/4/2018	698,912	NZD	504,195	USD	—	—
Bank of America N.A.	4/4/2018	69,958,097	SEK	8,354,239	USD	—	(834)
Bank of America N.A.	4/4/2018	264,783	SGD	201,953	USD	—	(24)
Bank of America N.A.	4/4/2018	5,919,955	USD	7,597,166	AUD	92,549	—
Bank of America N.A.	4/4/2018	14,400,366	USD	13,568,198	CHF	231,404	—
Bank of America N.A.	4/4/2018	8,413,345	USD	51,224,516	DKK	—	(38,290)
Bank of America N.A.	4/4/2018	33,491,696	USD	27,388,767	EUR	—	(192,391)
Bank of America N.A.	4/4/2018	20,957,255	USD	15,185,745	GBP	—	(345,309)
Bank of America N.A.	4/4/2018	4,309,284	USD	33,688,254	HKD	16,857	—
Bank of America N.A.	4/4/2018	18,297,340	USD	1,947,693,291	JPY	—	(17,814)
Bank of America N.A.	4/4/2018	1,667,822	USD	13,140,328	NOK	—	(5,903)
Bank of America N.A.	4/4/2018	511,337	USD	708,185	NZD	453	—
Bank of America N.A.	4/4/2018	8,472,571	USD	70,013,972	SEK	112,494	—
Bank of America N.A.	4/4/2018	204,813	USD	270,810	SGD	—	(1,712)
Bank of America N.A.	5/2/2018	5,458,171	USD	7,116,232	AUD	—	(387)
Bank of America N.A.	5/2/2018	7,904,574	USD	47,813,796	DKK	—	(89)
Bank of America N.A.	5/2/2018	20,566,122	USD	14,642,614	GBP	1,012	—
Bank of America N.A.	5/2/2018	723,390	USD	2,534,802	ILS	138	—
Bank of America N.A.	5/2/2018	499,909	USD	693,037	NZD	—	(10)
Bank of America N.A.	5/3/2018	13,869,150	USD	13,249,019	CHF	757	—
Bank of America N.A.	5/3/2018	32,863,130	USD	26,664,944	EUR	1,466	—
Bank of America N.A.	5/3/2018	4,166,167	USD	32,662,999	HKD	57	—
Bank of America N.A.	5/3/2018	1,717,941	USD	13,477,087	NOK	—	(190)
Bank of America N.A.	5/3/2018	7,952,755	USD	66,460,378	SEK	780	—
Bank of America N.A.	5/4/2018	195,911	USD	256,706	SGD	—	—
Bank of America N.A.	5/7/2018	17,402,820	USD	1,846,677,620	JPY	6,033	—
Bank of Montreal	4/3/2018	30,000	USD	28,682	CHF	48	—
Bank of Montreal	4/3/2018	823,259	USD	2,856,346	ILS	9,682	—
Bank of Montreal	4/4/2018	5,919,955	USD	7,597,088	AUD	92,609	—
Bank of Montreal	4/4/2018	14,400,366	USD	13,568,111	CHF	231,495	—
Bank of Montreal	4/4/2018	8,413,345	USD	51,225,888	DKK	—	(38,517)
Bank of Montreal	4/4/2018	33,491,696	USD	27,389,237	EUR	—	(192,969)
Bank of Montreal	4/4/2018	20,957,255	USD	15,185,712	GBP	—	(345,262)
Bank of Montreal	4/4/2018	4,309,284	USD	33,689,663	HKD	16,678	—
Bank of Montreal	4/4/2018	18,297,340	USD	1,947,665,845	JPY	—	(17,556)
Bank of Montreal	4/4/2018	1,667,822	USD	13,140,903	NOK	—	(5,976)
Bank of Montreal	4/4/2018	511,337	USD	708,204	NZD	439	—
Bank of Montreal	4/4/2018	8,472,571	USD	70,014,726	SEK	112,404	—
Bank of Montreal	4/4/2018	204,813	USD	270,833	SGD	—	(1,730)
Barclays Bank PLC	4/3/2018	2,849,703	ILS	811,761	USD	—	(76)
Barclays Bank PLC	4/3/2018	823,259	USD	2,855,655	ILS	9,879	—
Barclays Bank PLC	4/4/2018	7,610,229	AUD	5,837,274	USD	152	—
Barclays Bank PLC	4/4/2018	13,596,911	CHF	14,199,243	USD	—	(297)
Barclays Bank PLC	4/4/2018	50,279,018	DKK	8,295,841	USD	—	(205)
Barclays Bank PLC	4/4/2018	26,851,347	EUR	33,023,935	USD	—	(794)
Barclays Bank PLC	4/4/2018	14,730,515	GBP	20,664,556	USD	—	(589)

See Notes to Financial Statements.

64	WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

Schedule of Investments (continued)

WisdomTree International Hedged Quality Dividend Growth Fund (IHDG)

March 31, 2018

Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation	Unrealized Depreciation
Barclays Bank PLC	4/4/2018	33,347,354	HKD	4,249,099	USD	$—	$(108)
Barclays Bank PLC	4/4/2018	1,918,394,462	JPY	18,041,791	USD	—	(2,149)
Barclays Bank PLC	4/4/2018	12,911,436	NOK	1,644,528	USD	42	—
Barclays Bank PLC	4/4/2018	698,892	NZD	504,195	USD	—	(14)
Barclays Bank PLC	4/4/2018	69,963,326	SEK	8,354,239	USD	—	(209)
Barclays Bank PLC	4/4/2018	264,803	SGD	201,953	USD	—	(9)
Barclays Bank PLC	4/4/2018	5,919,955	USD	7,596,991	AUD	92,683	—
Barclays Bank PLC	4/4/2018	14,400,366	USD	13,568,025	CHF	231,585	—
Barclays Bank PLC	4/4/2018	8,413,345	USD	51,224,609	DKK	—	(38,306)
Barclays Bank PLC	4/4/2018	33,491,696	USD	27,389,573	EUR	—	(193,382)
Barclays Bank PLC	4/4/2018	20,957,255	USD	15,185,921	GBP	—	(345,555)
Barclays Bank PLC	4/4/2018	4,309,284	USD	33,688,474	HKD	16,829	—
Barclays Bank PLC	4/4/2018	18,297,340	USD	1,947,669,504	JPY	—	(17,591)
Barclays Bank PLC	4/4/2018	1,667,822	USD	13,139,697	NOK	—	(5,822)
Barclays Bank PLC	4/4/2018	511,337	USD	708,194	NZD	446	—
Barclays Bank PLC	4/4/2018	8,472,571	USD	70,014,107	SEK	112,478	—
Barclays Bank PLC	4/4/2018	204,813	USD	270,801	SGD	—	(1,705)
Barclays Bank PLC	5/2/2018	5,458,171	USD	7,116,000	AUD	—	(209)
Barclays Bank PLC	5/2/2018	7,904,574	USD	47,814,191	DKK	—	(154)
Barclays Bank PLC	5/2/2018	20,566,122	USD	14,643,114	GBP	309	—
Barclays Bank PLC	5/2/2018	723,390	USD	2,535,164	ILS	35	—
Barclays Bank PLC	5/2/2018	499,909	USD	693,012	NZD	8	—
Barclays Bank PLC	5/3/2018	13,869,150	USD	13,249,712	CHF	31	—
Barclays Bank PLC	5/3/2018	32,863,130	USD	26,666,285	EUR	—	(188)
Barclays Bank PLC	5/3/2018	4,166,167	USD	32,665,041	HKD	—	(204)
Barclays Bank PLC	5/3/2018	1,717,941	USD	13,476,306	NOK	—	(91)
Barclays Bank PLC	5/3/2018	7,952,755	USD	66,465,484	SEK	169	—
Barclays Bank PLC	5/4/2018	195,911	USD	256,720	SGD	—	(10)
Barclays Bank PLC	5/7/2018	17,402,820	USD	1,846,740,270	JPY	5,443	—
Canadian Imperial Bank of Commerce	4/3/2018	823,259	USD	2,856,100	ILS	9,752	—
Canadian Imperial Bank of Commerce	4/4/2018	5,919,955	USD	7,596,893	AUD	92,758	—
Canadian Imperial Bank of Commerce	4/4/2018	14,400,366	USD	13,568,457	CHF	231,134	—
Canadian Imperial Bank of Commerce	4/4/2018	8,413,345	USD	51,229,110	DKK	—	(39,048)
Canadian Imperial Bank of Commerce	4/4/2018	33,491,696	USD	27,390,245	EUR	—	(194,209)
Canadian Imperial Bank of Commerce	4/4/2018	20,957,255	USD	15,186,747	GBP	—	(346,713)
Canadian Imperial Bank of Commerce	4/4/2018	4,309,284	USD	33,688,733	HKD	16,796	—
Canadian Imperial Bank of Commerce	4/4/2018	18,297,340	USD	1,948,044,600	JPY	—	(21,118)
Canadian Imperial Bank of Commerce	4/4/2018	1,667,822	USD	13,139,735	NOK	—	(5,827)
Canadian Imperial Bank of Commerce	4/4/2018	511,337	USD	708,203	NZD	439	—
Canadian Imperial Bank of Commerce	4/4/2018	8,472,571	USD	70,016,649	SEK	112,174	—
Canadian Imperial Bank of Commerce	4/4/2018	204,813	USD	270,826	SGD	—	(1,725)
Citibank N.A.	4/3/2018	2,849,634	ILS	811,761	USD	—	(96)
Citibank N.A.	4/4/2018	7,610,259	AUD	5,837,274	USD	175	—
Citibank N.A.	4/4/2018	13,596,783	CHF	14,199,243	USD	—	(430)
Citibank N.A.	4/4/2018	50,277,749	DKK	8,295,841	USD	—	(415)
Citibank N.A.	4/4/2018	26,851,194	EUR	33,023,935	USD	—	(982)
Citibank N.A.	4/4/2018	14,731,376	GBP	20,664,556	USD	619	—
Citibank N.A.	4/4/2018	33,346,538	HKD	4,249,099	USD	—	(212)
Citibank N.A.	4/4/2018	1,918,417,916	JPY	18,041,791	USD	—	(1,928)
Citibank N.A.	4/4/2018	12,911,495	NOK	1,644,528	USD	49	—
Citibank N.A.	4/4/2018	698,933	NZD	504,195	USD	15	—
Citibank N.A.	4/4/2018	69,962,984	SEK	8,354,239	USD	—	(250)
Citibank N.A.	4/4/2018	264,796	SGD	201,953	USD	—	(14)
Citibank N.A.	5/2/2018	5,458,171	USD	7,116,102	AUD	—	(287)
Citibank N.A.	5/2/2018	7,904,574	USD	47,810,792	DKK	408	—
Citibank N.A.	5/2/2018	20,566,122	USD	14,643,980	GBP	—	(906)
Citibank N.A.	5/2/2018	723,390	USD	2,535,060	ILS	64	—
Citibank N.A.	5/2/2018	499,909	USD	693,060	NZD	—	(27)
Citibank N.A.	5/3/2018	13,869,150	USD	13,249,768	CHF	—	(27)

See Notes to Financial Statements.

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds	65

Schedule of Investments (continued)

WisdomTree International Hedged Quality Dividend Growth Fund (IHDG)

March 31, 2018

Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation	Unrealized Depreciation
Citibank N.A.	5/3/2018	32,863,130	USD	26,666,026	EUR	$132	$—
Citibank N.A.	5/3/2018	4,166,167	USD	32,662,366	HKD	138	—
Citibank N.A.	5/3/2018	1,717,941	USD	13,476,168	NOK	—	(73)
Citibank N.A.	5/3/2018	7,952,755	USD	66,464,323	SEK	308	—
Citibank N.A.	5/4/2018	195,911	USD	256,709	SGD	—	(2)
Citibank N.A.	5/7/2018	17,402,820	USD	1,846,748,972	JPY	5,361	—
Credit Suisse International	4/3/2018	2,849,536	ILS	811,761	USD	—	(124)
Credit Suisse International	4/4/2018	7,610,219	AUD	5,837,274	USD	144	—
Credit Suisse International	4/4/2018	13,596,854	CHF	14,199,243	USD	—	(356)
Credit Suisse International	4/4/2018	50,279,002	DKK	8,295,841	USD	—	(208)
Credit Suisse International	4/4/2018	26,851,325	EUR	33,023,935	USD	—	(821)
Credit Suisse International	4/4/2018	14,730,568	GBP	20,664,556	USD	—	(516)
Credit Suisse International	4/4/2018	33,346,538	HKD	4,249,099	USD	—	(212)
Credit Suisse International	4/4/2018	1,918,389,049	JPY	18,041,791	USD	—	(2,199)
Credit Suisse International	4/4/2018	12,911,429	NOK	1,644,528	USD	41	—
Credit Suisse International	4/4/2018	698,894	NZD	504,195	USD	—	(13)
Credit Suisse International	4/4/2018	69,963,335	SEK	8,354,239	USD	—	(209)
Credit Suisse International	4/4/2018	264,789	SGD	201,953	USD	—	(19)
Credit Suisse International	5/2/2018	5,458,171	USD	7,116,250	AUD	—	(401)
Credit Suisse International	5/2/2018	7,904,574	USD	47,814,673	DKK	—	(234)
Credit Suisse International	5/2/2018	20,566,122	USD	14,643,489	GBP	—	(218)
Credit Suisse International	5/2/2018	723,390	USD	2,535,228	ILS	16	—
Credit Suisse International	5/2/2018	499,909	USD	693,015	NZD	6	—
Credit Suisse International	5/3/2018	13,869,150	USD	13,249,698	CHF	45	—
Credit Suisse International	5/3/2018	32,863,130	USD	26,666,545	EUR	—	(508)
Credit Suisse International	5/3/2018	4,166,167	USD	32,663,616	HKD	—	(22)
Credit Suisse International	5/3/2018	1,717,941	USD	13,476,639	NOK	—	(133)
Credit Suisse International	5/3/2018	7,952,755	USD	66,467,067	SEK	—	(20)
Credit Suisse International	5/4/2018	195,911	USD	256,706	SGD	—	—
Credit Suisse International	5/7/2018	17,402,820	USD	1,846,717,647	JPY	5,656	—
Goldman Sachs	4/3/2018	2,171,231	ILS	618,487	USD	—	(52)
Goldman Sachs	4/4/2018	5,798,268	AUD	4,447,451	USD	110	—
Goldman Sachs	4/4/2018	10,359,522	CHF	10,818,474	USD	—	(260)
Goldman Sachs	4/4/2018	300,686	DKK	414,369	SEK	133	—
Goldman Sachs	4/4/2018	38,307,825	DKK	6,320,642	USD	—	(157)
Goldman Sachs	4/4/2018	20,458,172	EUR	25,161,097	USD	—	(605)
Goldman Sachs	4/4/2018	11,223,291	GBP	15,744,426	USD	—	(393)
Goldman Sachs	4/4/2018	25,407,523	HKD	3,237,409	USD	—	(81)
Goldman Sachs	4/4/2018	3,471,030	JPY	272,225	SEK	133	—
Goldman Sachs	4/4/2018	1,461,616,274	JPY	13,746,129	USD	—	(1,805)
Goldman Sachs	4/4/2018	229,257	NOK	244,205	SEK	42	—
Goldman Sachs	4/4/2018	9,837,305	NOK	1,252,977	USD	31	—
Goldman Sachs	4/4/2018	532,497	NZD	384,153	USD	—	(10)
Goldman Sachs	4/4/2018	53,305,419	SEK	6,365,137	USD	—	(159)
Goldman Sachs	4/4/2018	201,758	SGD	153,869	USD	—	(4)
Goldman Sachs	4/4/2018	35,941	USD	300,000	SEK	119	—
Goldman Sachs	5/2/2018	4,158,609	USD	5,421,739	AUD	—	(176)
Goldman Sachs	5/2/2018	6,022,537	USD	36,429,369	DKK	—	(32)
Goldman Sachs	5/2/2018	15,669,431	USD	11,156,654	GBP	247	—
Goldman Sachs	5/2/2018	551,159	USD	1,931,594	ILS	20	—
Goldman Sachs	5/2/2018	380,887	USD	528,017	NZD	4	—
Goldman Sachs	5/3/2018	10,566,975	USD	10,094,938	CHF	112	—
Goldman Sachs	5/3/2018	25,038,576	USD	20,316,758	EUR	365	—
Goldman Sachs	5/3/2018	3,174,227	USD	24,886,813	HKD	—	(44)
Goldman Sachs	5/3/2018	1,308,909	USD	10,267,593	NOK	—	(59)
Goldman Sachs	5/3/2018	6,059,243	USD	50,643,377	SEK	—	(230)
Goldman Sachs	5/4/2018	149,267	USD	195,593	SGD	—	(4)
Goldman Sachs	5/7/2018	13,259,295	USD	1,407,060,474	JPY	3,960	—

See Notes to Financial Statements.

66	WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

Schedule of Investments (concluded)

WisdomTree International Hedged Quality Dividend Growth Fund (IHDG)

March 31, 2018

Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation	Unrealized Depreciation
Morgan Stanley & Co. International	4/3/2018	115,231	USD	150,000	AUD	$174	$—
Royal Bank of Canada	4/3/2018	627,248	USD	2,176,363	ILS	7,352	—
Royal Bank of Canada	4/4/2018	1,063,525	GBP	1,426,964	CHF	1,767	—
Royal Bank of Canada	4/4/2018	4,510,446	USD	5,788,204	AUD	70,605	—
Royal Bank of Canada	4/4/2018	10,971,708	USD	10,337,752	CHF	176,228	—
Royal Bank of Canada	4/4/2018	6,410,172	USD	39,030,281	DKK	—	(29,512)
Royal Bank of Canada	4/4/2018	25,517,487	USD	20,868,352	EUR	—	(147,465)
Royal Bank of Canada	4/4/2018	15,967,435	USD	11,570,161	GBP	—	(263,186)
Royal Bank of Canada	4/4/2018	3,283,267	USD	25,668,437	HKD	12,694	—
Royal Bank of Canada	4/4/2018	78,865	USD	618,941	HKD	2	—
Royal Bank of Canada	4/4/2018	13,940,835	USD	1,483,933,575	JPY	—	(13,350)
Royal Bank of Canada	4/4/2018	1,270,723	USD	10,011,441	NOK	—	(4,465)
Royal Bank of Canada	4/4/2018	389,593	USD	539,576	NZD	343	—
Royal Bank of Canada	4/4/2018	6,455,295	USD	53,345,557	SEK	85,524	—
Royal Bank of Canada	4/4/2018	156,050	USD	206,335	SGD	—	(1,305)
Societe Generale	4/4/2018	404,093	EUR	647,410	AUD	378	—
State Street Bank and Trust	4/3/2018	45,670	USD	160,275	ILS	19	—
State Street Bank and Trust	4/4/2018	355,000	EUR	3,646,652	SEK	1,165	—
UBS AG	4/3/2018	152,835	ILS	43,802	USD	—	(270)
UBS AG	4/3/2018	38,197	ILS	10,951	USD	—	(71)
UBS AG	4/4/2018	409,384	AUD	314,975	USD	—	(957)
UBS AG	4/4/2018	102,148	AUD	78,744	USD	—	(391)
UBS AG	4/4/2018	726,455	CHF	766,181	USD	—	(7,561)
UBS AG	4/4/2018	181,502	CHF	191,545	USD	—	(2,007)
UBS AG	4/4/2018	2,706,571	DKK	447,637	USD	—	(1,074)
UBS AG	4/4/2018	672,625	DKK	111,909	USD	—	(931)
UBS AG	4/4/2018	1,446,548	EUR	1,781,947	USD	—	(2,910)
UBS AG	4/4/2018	359,210	EUR	445,487	USD	—	(3,712)
UBS AG	4/4/2018	790,663	GBP	1,115,044	USD	—	(5,902)
UBS AG	4/4/2018	197,056	GBP	278,761	USD	—	(2,331)
UBS AG	4/4/2018	1,798,585	HKD	229,278	USD	—	(109)
UBS AG	4/4/2018	449,635	HKD	57,320	USD	—	(29)
UBS AG	4/4/2018	102,469,421	JPY	973,522	USD	—	(9,950)
UBS AG	4/4/2018	25,729,841	JPY	243,380	USD	—	(1,429)
UBS AG	4/4/2018	687,629	NOK	88,738	USD	—	(1,153)
UBS AG	4/4/2018	171,001	NOK	22,184	USD	—	(403)
UBS AG	4/4/2018	37,692	NZD	27,206	USD	—	(15)
UBS AG	4/4/2018	9,356	NZD	6,802	USD	—	(53)
UBS AG	4/4/2018	3,714,664	SEK	450,789	USD	—	(7,236)
UBS AG	4/4/2018	926,881	SEK	112,697	USD	—	(2,022)
UBS AG	4/4/2018	14,346	SGD	10,897	USD	43	—
UBS AG	4/4/2018	3,566	SGD	2,724	USD	—	(5)
						$2,245,664	$(2,953,817)

CURRENCY LEGEND

AUD – Australian dollar

CHF – Swiss franc

DKK – Danish krone

EUR – Euro

GBP – British pound

HKD – Hong Kong dollar

ILS – Israeli New shekel

JPY – Japanese yen

NOK – Norwegian krone

NZD – New Zealand dollar

SEK – Swedish krona

SGD – Singapore dollar

USD – U.S. dollar

See Notes to Financial Statements.

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds	67

Schedule of Investments

WisdomTree International High Dividend Fund (DTH)

March 31, 2018

Investments	Shares	Value
COMMON STOCKS – 99.4%
Australia – 8.5%
Adelaide Brighton Ltd.(a)	24,163	$115,283
AGL Energy Ltd.	20,818	346,196
Alumina Ltd.	140,496	254,331
Amcor Ltd.	39,549	429,862
AMP Ltd.	108,370	414,795
ASX Ltd.	4,608	198,148
Aurizon Holdings Ltd.	109,637	355,731
Australia & New Zealand Banking Group Ltd.	103,686	2,136,239
Bank of Queensland Ltd.	22,926	192,736
Bendigo & Adelaide Bank Ltd.	23,970	180,920
BHP Billiton Ltd.	101,376	2,193,622
Blackmores Ltd.(a)	948	91,455
Brickworks Ltd.	15,917	189,486
Caltex Australia Ltd.	10,048	242,010
carsales.com Ltd.	14,206	147,215
Coca-Cola Amatil Ltd.	40,019	266,139
Commonwealth Bank of Australia	55,016	3,051,484
Crown Resorts Ltd.	43,139	419,909
CSR Ltd.	40,892	162,477
DuluxGroup Ltd.	19,508	110,431
Event Hospitality and Entertainment Ltd.	12,256	130,955
Fairfax Media Ltd.	112,589	58,294
Flight Centre Travel Group Ltd.(a)	6,264	273,826
Fortescue Metals Group Ltd.	214,783	713,364
Genworth Mortgage Insurance Australia Ltd.(a)	74,421	131,865
Harvey Norman Holdings Ltd.(a)	116,444	329,585
Healthscope Ltd.	104,476	155,068
Insurance Australia Group Ltd.	60,825	348,985
IOOF Holdings Ltd.	13,387	104,533
JB Hi-Fi Ltd.(a)	10,363	205,162
Macquarie Group Ltd.	11,472	905,479
Magellan Financial Group Ltd.	4,436	81,119
Medibank Pvt Ltd.	73,177	162,778
Mineral Resources Ltd.	10,699	139,431
MYOB Group Ltd.	39,869	93,274
National Australia Bank Ltd.	109,229	2,387,009
Nick Scali Ltd.	12,852	66,247
Orora Ltd.	64,288	162,730
Pact Group Holdings Ltd.	21,728	91,332
Platinum Asset Management Ltd.(a)	33,918	152,458
QBE Insurance Group Ltd.	37,929	280,170
Regis Healthcare Ltd.(a)	27,700	77,553
Regis Resources Ltd.	33,979	118,068
Rio Tinto Ltd.	15,718	876,507
Sonic Healthcare Ltd.	16,072	282,065
Suncorp Group Ltd.	41,652	426,202
Tabcorp Holdings Ltd.	140,739	473,917
Telstra Corp., Ltd.	864,523	2,082,236
Vocus Group Ltd.(a)	34,520	58,782
Washington H Soul Pattinson & Co., Ltd.(a)	13,092	186,886
Wesfarmers Ltd.	55,237	1,760,878
Westpac Banking Corp.	127,746	2,804,404
Woodside Petroleum Ltd.	36,710	823,352

Total Australia		28,442,983
Austria – 0.3%
Erste Group Bank AG*	8,976	450,397
EVN AG	7,473	145,764
Oesterreichische Post AG	3,948	196,063
UNIQA Insurance Group AG	15,139	175,668

Total Austria		967,892
Belgium – 2.9%
Ageas	8,501	438,690
Anheuser-Busch InBev S.A.	61,558	6,759,133
bpost S.A.	14,230	321,314
Elia System Operator S.A./N.V.	3,000	187,429
KBC Group N.V.	10,955	952,812
Proximus SADP	15,518	481,510
Solvay S.A.	3,452	479,098

Total Belgium		9,619,986
China – 3.7%
China Jinmao Holdings Group Ltd.	354,000	201,621
China Mobile Ltd.	665,000	6,096,448
China Overseas Land & Investment Ltd.	232,000	805,525
China Power International Development Ltd.	494,000	127,146
China Resources Power Holdings Co., Ltd.	280,000	510,888
China South City Holdings Ltd.	498,000	112,312
CITIC Telecom International Holdings Ltd.	215,000	62,185
CNOOC Ltd.	1,915,000	2,820,662
Guangdong Investment Ltd.	202,000	317,607
Lenovo Group Ltd.	544,000	277,951
Shanghai Industrial Holdings Ltd.	30,000	78,170
Shenzhen Investment Ltd.	422,000	179,053
Sino-Ocean Group Holding Ltd.	278,500	201,912
Sun Art Retail Group Ltd.	286,500	333,288
Yangzijiang Shipbuilding Holdings Ltd.	179,400	165,541
Yuexiu Property Co., Ltd.	784,000	184,804

Total China		12,475,113
Denmark – 0.4%
Danske Bank A/S	23,052	857,286
Scandinavian Tobacco Group A/S Class A(b)	7,358	129,292
Spar Nord Bank A/S	10,046	119,175
Tryg A/S	16,127	373,846

Total Denmark		1,479,599
Finland – 2.3%
DNA Oyj	8,457	183,367
Elisa Oyj	8,901	402,517
Fortum Oyj(a)	71,820	1,541,321
Kesko Oyj Class B	3,910	223,894
Kone Oyj Class B	16,860	840,401
Neste Oyj(a)	10,733	747,119
Nokia Oyj	180,526	995,760
Nokian Renkaat Oyj(a)	6,682	303,239
Raisio Oyj Class V	34,120	151,904
Sampo Oyj Class A	17,895	996,090

See Notes to Financial Statements.

68	WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

Schedule of Investments (continued)

WisdomTree International High Dividend Fund (DTH)

March 31, 2018

Investments	Shares	Value
Stora Enso Oyj Class R(a)	22,804	$418,579
Tieto Oyj	5,303	176,613
UPM-Kymmene Oyj	21,183	784,163

Total Finland		7,764,967
France – 10.9%
Amundi S.A.(b)	5,009	402,023
AXA S.A.	73,811	1,960,772
BNP Paribas S.A.	33,068	2,447,035
Bouygues S.A.	17,397	871,019
Carrefour S.A.(a)	22,600	468,339
Casino Guichard Perrachon S.A.	7,795	381,646
CNP Assurances	21,219	534,972
Credit Agricole S.A.	79,093	1,284,484
Electricite de France S.A.	226,272	3,272,581
Engie S.A.	179,345	2,989,793
Eutelsat Communications S.A.	12,157	240,716
Gaztransport Et Technigaz S.A.	4,720	295,469
Klepierre S.A.	7,517	302,767
Lagardere SCA	8,517	243,012
Metropole Television S.A.	7,868	202,432
Natixis S.A.	117,138	959,166
Neopost S.A.	2,475	65,139
Orange S.A.	107,669	1,825,365
Renault S.A.	12,021	1,456,227
Sanofi	45,265	3,636,868
Schneider Electric SE*	19,595	1,719,217
SCOR SE	6,907	282,530
Societe BIC S.A.	1,992	198,071
Societe Generale S.A.	23,931	1,299,697
Suez	25,480	368,832
TOTAL S.A.	137,239	7,785,980
Unibail-Rodamco SE	2,300	525,140
Veolia Environnement S.A.	25,777	610,102

Total France		36,629,394
Germany – 8.9%
Allianz SE Registered Shares	12,060	2,720,188
AURELIUS Equity Opportunities SE & Co. KGaA	1,903	132,467
Axel Springer SE	5,029	420,574
BASF SE	32,296	3,275,647
Bayerische Motoren Werke AG	26,106	2,830,186
CECONOMY AG	12,698	146,016
Daimler AG Registered Shares	55,819	4,734,723
Deutsche Lufthansa AG Registered Shares	14,145	451,258
Deutsche Post AG Registered Shares	42,351	1,850,073
Deutsche Telekom AG Registered Shares	166,267	2,709,407
Evonik Industries AG	18,733	659,831
Freenet AG	8,649	262,840
Hannover Rueck SE	4,336	591,389
Hugo Boss AG	3,260	283,699
Innogy SE(b)	25,261	1,195,157
MAN SE	4,815	561,084
Muenchener Rueckversicherungs – Gesellschaft AG Registered Shares	4,783	1,110,887
ProSiebenSat.1 Media SE	13,977	484,404
Siemens AG Registered Shares	24,696	3,144,149
Talanx AG	7,566	328,840
Telefonica Deutschland Holding AG	178,245	836,523
TUI AG	32,460	694,824
Uniper SE	12,357	376,132

Total Germany		29,800,298
Hong Kong – 2.2%
BOC Hong Kong Holdings Ltd.	204,047	993,157
CLP Holdings Ltd.	62,000	631,194
Hang Lung Properties Ltd.	157,000	365,679
Hang Seng Bank Ltd.	38,618	893,573
Henderson Land Development Co., Ltd.	92,000	599,009
Hopewell Holdings Ltd.	50,000	190,806
Hysan Development Co., Ltd.	46,000	243,237
Kowloon Development Co., Ltd.	149,000	167,638
New World Development Co., Ltd.	328,163	463,291
PCCW Ltd.	438,380	253,589
Power Assets Holdings Ltd.	75,018	668,617
Sino Land Co., Ltd.	208,000	336,583
SJM Holdings Ltd.	175,000	152,071
Sun Hung Kai Properties Ltd.	59,000	932,176
Swire Pacific Ltd. Class B	87,500	149,841
Television Broadcasts Ltd.	24,500	81,164
Wharf Holdings Ltd. (The)	62,000	212,900

Total Hong Kong		7,334,525
Ireland – 0.1%
C&C Group PLC	34,001	111,231
Smurfit Kappa Group PLC	8,597	348,064

Total Ireland		459,295
Israel – 0.4%
Amot Investments Ltd.	43,426	232,292
B Communications Ltd.*	6,253	82,000
Bezeq Israeli Telecommunication Corp., Ltd.	228,294	291,313
Delek Automotive Systems Ltd.	18,630	139,452
Israel Chemicals Ltd.	47,047	198,327
Oil Refineries Ltd.	284,704	131,532
Sella Capital Real Estate Ltd.	122,747	238,267

Total Israel		1,313,183
Italy – 4.3%
A2A SpA	125,544	240,015
ACEA SpA	10,285	174,303
Ascopiave SpA	30,320	121,562
Assicurazioni Generali SpA	54,842	1,053,867
Atlantia SpA	32,362	1,000,981
Azimut Holding SpA	6,485	139,134
Banca Generali SpA	3,697	119,125
Banca Mediolanum SpA	28,527	248,394
Ei Towers SpA	1,565	87,671
Enav SpA(b)	33,392	177,985
Enel SpA	517,254	3,161,641
Eni SpA	216,587	3,805,889

See Notes to Financial Statements.

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds	69

Schedule of Investments (continued)

WisdomTree International High Dividend Fund (DTH)

March 31, 2018

Investments	Shares	Value
ERG SpA	9,169	$218,539
FinecoBank Banca Fineco SpA	18,621	223,697
Hera SpA	51,429	188,105
Intesa Sanpaolo SpA RSP	54,861	207,675
Iren SpA	44,858	140,570
Italgas SpA	38,673	230,961
MARR SpA	4,165	123,653
Poste Italiane SpA(b)	51,972	474,270
Saras SpA	50,702	111,181
Snam SpA	190,280	873,582
Societa Iniziative Autostradali e Servizi SpA	11,489	213,783
Telecom Italia SpA RSP	259,765	216,091
Terna Rete Elettrica Nazionale SpA	79,364	463,530
Tod’s SpA(a)	1,432	103,908
UnipolSai Assicurazioni SpA	135,365	321,803

Total Italy		14,441,915
Japan – 9.7%
Aida Engineering Ltd.	12,100	146,315
Amada Holdings Co., Ltd.	16,900	205,311
Aozora Bank Ltd.	6,100	242,910
Bridgestone Corp.	24,500	1,065,237
Canon, Inc.	52,400	1,898,422
Chugoku Electric Power Co., Inc. (The)(a)	18,300	220,598
Daito Trust Construction Co., Ltd.	2,000	345,839
Daiwa Securities Group, Inc.(a)	46,000	293,561
Dexerials Corp.	9,500	98,707
Fields Corp.(a)	6,600	72,299
Heiwa Corp.	4,900	98,553
ITOCHU Corp.	59,300	1,152,266
Japan Post Holdings Co., Ltd.	102,700	1,237,035
Japan Tobacco, Inc.	64,900	1,871,024
Konica Minolta, Inc.(a)	25,000	214,386
Lawson, Inc.	2,800	190,879
Leopalace21 Corp.	21,100	175,982
Marubeni Corp.	66,100	478,518
Matsui Securities Co., Ltd.	11,100	100,615
Mitsubishi Corp.	58,900	1,585,066
Mitsui & Co., Ltd.	70,800	1,213,286
Mizuho Financial Group, Inc.	588,400	1,058,954
MS&AD Insurance Group Holdings, Inc.	12,400	391,180
Nippon Commercial Development Co., Ltd.(a)	6,400	103,868
Nissan Motor Co., Ltd.	198,600	2,061,631
Nomura Holdings, Inc.	75,500	436,814
North Pacific Bank Ltd.	53,100	177,250
NSK Ltd.	20,100	269,512
Onward Holdings Co., Ltd.	12,600	109,354
Resona Holdings, Inc.	49,500	261,580
Ricoh Co., Ltd.	33,300	329,086
Sankyo Co., Ltd.(a)	4,700	165,726
Sanrio Co., Ltd.(a)	5,700	103,602
Sekisui House Ltd.	24,200	441,903
Senko Group Holdings Co., Ltd.	18,800	146,370
Showa Shell Sekiyu K.K.	16,000	216,794
SKY Perfect JSAT Holdings, Inc.	24,500	110,118
Sony Financial Holdings, Inc.(a)	10,200	185,681
Star Micronics Co., Ltd.	7,100	132,253
Subaru Corp.	31,200	1,022,985
Sumitomo Corp.	48,400	815,086
Sumitomo Mitsui Financial Group, Inc.	30,900	1,295,272
Sumitomo Mitsui Trust Holdings, Inc.	9,100	368,535
Sumitomo Rubber Industries Ltd.	9,600	176,203
Takaoka Toko Co., Ltd.(a)	5,900	94,367
Takeda Pharmaceutical Co., Ltd.	26,700	1,301,233
Toyota Motor Corp.	121,400	7,790,832

Total Japan		32,472,998
Netherlands – 1.6%
ABN AMRO Group N.V. CVA(b)	23,031	693,105
Aegon N.V.	83,595	562,984
ASR Nederland N.V.	4,039	172,467
BE Semiconductor Industries N.V.	1,737	177,416
Beter Bed Holding N.V.	4,647	53,208
Boskalis Westminster	6,715	196,551
Corbion N.V.	3,408	103,190
Euronext N.V.(b)	2,130	155,603
ING Groep N.V.	102,636	1,729,309
Koninklijke KPN N.V.	145,352	435,641
NN Group N.V.	10,465	463,849
Philips Lighting N.V.(b)	5,325	199,743
Randstad Holding N.V.(a)	7,333	481,768
Steinhoff International Holdings N.V.*	148,452	40,896

Total Netherlands		5,465,730
New Zealand – 0.8%
Air New Zealand Ltd.	95,122	221,646
Auckland International Airport Ltd.	40,195	177,459
Chorus Ltd.	39,606	114,287
Contact Energy Ltd.	43,716	165,568
EBOS Group Ltd.	8,899	115,234
Genesis Energy Ltd.	95,682	163,934
Investore Property Ltd.(a)	334,634	337,967
Mercury NZ Ltd.	103,063	239,406
Meridian Energy Ltd.	125,785	259,066
SKYCITY Entertainment Group Ltd.	45,519	128,066
Spark New Zealand Ltd.	128,652	309,984
Trade Me Group Ltd.	26,133	83,516
Trustpower Ltd.	28,565	115,192
Vector Ltd.	72,003	163,620

Total New Zealand		2,594,945
Norway – 3.1%
Aker ASA Class A	4,182	234,643
Aker BP ASA	13,335	360,426
Atea ASA*	9,109	147,583
Austevoll Seafood ASA	14,427	144,253
Borregaard ASA	8,573	80,806
DNB ASA	42,939	832,150
Europris ASA(b)	29,038	93,206
Gjensidige Forsikring ASA(a)	17,355	317,436
Marine Harvest ASA	37,900	758,874

See Notes to Financial Statements.

70	WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

Schedule of Investments (continued)

WisdomTree International High Dividend Fund (DTH)

March 31, 2018

Investments	Shares	Value
Orkla ASA	33,787	$362,101
Salmar ASA	8,044	329,098
Statoil ASA	174,372	4,101,133
Telenor ASA	89,842	2,025,492
Yara International ASA	10,243	431,980

Total Norway		10,219,181
Portugal – 0.7%
CTT-Correios de Portugal S.A.	21,714	83,533
EDP – Energias de Portugal S.A.	188,672	716,535
Galp Energia, SGPS, S.A.	32,191	605,927
Jeronimo Martins, SGPS, S.A.	21,147	385,043
Navigator Co. S.A. (The)	51,389	302,605
REN – Redes Energeticas Nacionais, SGPS, S.A.	61,779	190,555
Sonae, SGPS, S.A.	141,098	190,015

Total Portugal		2,474,213
Singapore – 2.3%
Accordia Golf Trust	270,300	132,955
Bukit Sembawang Estates Ltd.	34,500	160,752
ComfortDelGro Corp., Ltd.	122,200	191,039
DBS Group Holdings Ltd.	45,500	954,206
Frasers Property Ltd.(a)	261,700	399,146
Hutchison Port Holdings Trust	974,623	287,514
Keppel Corp., Ltd.	72,900	431,963
M1 Ltd.(a)	68,000	90,231
Olam International Ltd.(a)	109,200	194,866
Oversea-Chinese Banking Corp., Ltd.	83,747	818,757
SATS Ltd.	35,700	139,664
Singapore Airlines Ltd.	48,100	397,624
Singapore Exchange Ltd.	20,800	116,904
Singapore Post Ltd.	142,900	149,297
Singapore Technologies Engineering Ltd.	144,000	394,235
Singapore Telecommunications Ltd.	726,400	1,866,825
StarHub Ltd.(a)	137,800	241,699
United Overseas Bank Ltd.	27,750	581,960
Venture Corp., Ltd.	5,000	107,184

Total Singapore		7,656,821
Spain – 5.1%
Abertis Infraestructuras S.A.	42,358	949,153
Acciona S.A.	2,231	169,347
Acerinox S.A.	12,797	178,552
ACS Actividades de Construccion y Servicios S.A.	11,730	456,588
Atresmedia Corp. de Medios de Comunicacion S.A.	13,503	128,619
Banco Bilbao Vizcaya Argentaria S.A.	202,981	1,604,912
Banco Santander S.A.	329,750	2,147,351
Bolsas y Mercados Espanoles SHMSF S.A.(a)	5,312	179,657
CaixaBank S.A.	121,195	577,128
Cia de Distribucion Integral Logista Holdings S.A.	5,523	116,830
Distribuidora Internacional de Alimentacion S.A.	25,999	110,217
Enagas S.A.	14,334	391,885
Endesa S.A.	62,831	1,382,023
Ferrovial S.A.	29,994	625,807
Gas Natural SDG S.A.	45,071	1,074,799
Iberdrola S.A.	252,216	1,852,443
Mapfre S.A.	93,436	310,378
Mediaset Espana Comunicacion S.A.	17,789	180,842
Red Electrica Corp. S.A.	20,753	427,001
Repsol S.A.	60,879	1,079,281
Saeta Yield S.A.	7,489	112,182
Telefonica S.A.	273,501	2,700,341
Zardoya Otis S.A.	22,749	228,859

Total Spain		16,984,195
Sweden – 2.1%
Axfood AB	9,377	159,833
Clas Ohlson AB Class B	5,749	61,988
Holmen AB Class B	2,873	155,403
ICA Gruppen AB(a)	6,660	234,915
JM AB	3,526	79,784
Kinnevik AB Class B	6,767	242,729
Modern Times Group MTG AB Class B	4,298	173,874
NetEnt AB*	10,911	54,641
Nordea Bank AB	142,909	1,520,417
Peab AB	21,952	196,852
Skandinaviska Enskilda Banken AB Class A	74,188	774,585
Skanska AB Class B	21,025	428,418
SKF AB Class B(a)	16,437	334,636
Swedbank AB Class A	46,252	1,032,756
Tele2 AB Class B	34,023	406,864
Telia Co. AB	282,522	1,322,741

Total Sweden		7,180,436
Switzerland – 7.7%
ABB Ltd. Registered Shares	73,332	1,739,874
Ascom Holding AG Registered Shares	5,400	114,474
Baloise Holding AG Registered Shares	1,640	250,213
Credit Suisse Group AG Registered Shares*	72,155	1,204,844
Kuehne + Nagel International AG Registered Shares	4,217	661,879
LafargeHolcim Ltd. Registered Shares*	22,501	1,228,908
Mobilezone Holding AG Registered Shares	10,842	138,808
Novartis AG Registered Shares	94,396	7,615,951
Oriflame Holding AG	2,329	111,238
Roche Holding AG Genusschein	23,989	5,488,711
SGS S.A. Registered Shares	272	666,934
Sunrise Communications Group AG*(b)	2,767	231,306
Swiss Re AG	12,500	1,269,841
Swisscom AG Registered Shares(a)	2,481	1,227,028
UBS Group AG Registered Shares*	95,266	1,670,836
VAT Group AG*(b)	1,425	238,690
Zurich Insurance Group AG	5,493	1,797,730

Total Switzerland		25,657,265
United Kingdom – 21.4%
Admiral Group PLC	10,123	261,858
Aggreko PLC	12,098	124,602
Ashmore Group PLC	28,809	153,813
AstraZeneca PLC	52,998	3,639,589
Aviva PLC	116,376	809,568
Babcock International Group PLC(a)	25,051	235,027

See Notes to Financial Statements.

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds	71

Schedule of Investments (concluded)

WisdomTree International High Dividend Fund (DTH)

March 31, 2018

Investments	Shares	Value
BAE Systems PLC	109,521	$893,240
Barratt Developments PLC	60,752	452,022
BBA Aviation PLC	53,158	238,922
BCA Marketplace PLC(a)	55,426	125,958
Beazley PLC	21,625	173,823
Bellway PLC	6,060	259,194
Berkeley Group Holdings PLC	9,132	485,385
BHP Billiton PLC	79,259	1,560,586
Bovis Homes Group PLC	10,473	167,336
BP PLC	1,356,208	9,117,676
British American Tobacco PLC	59,355	3,439,602
Britvic PLC	17,934	171,702
BT Group PLC	505,950	1,614,674
Card Factory PLC	41,726	110,686
Central Asia Metals PLC	25,161	112,594
Centrica PLC	350,315	698,802
Crest Nicholson Holdings PLC	16,699	106,445
Dairy Crest Group PLC	15,845	113,804
Direct Line Insurance Group PLC	41,492	221,936
Dixons Carphone PLC	58,343	152,679
DS Smith PLC	36,940	243,862
Dunelm Group PLC	17,038	125,958
easyJet PLC	18,558	417,702
Elementis PLC	40,251	166,795
Essentra PLC	12,843	76,352
esure Group PLC	22,834	69,316
Fidessa Group PLC	3,000	154,238
G4S PLC	52,549	182,889
Galliford Try PLC	10,143	118,809
Games Workshop Group PLC	5,030	162,643
GlaxoSmithKline PLC	245,851	4,807,624
HSBC Holdings PLC	708,640	6,614,610
Imperial Brands PLC	44,222	1,504,960
Inmarsat PLC	25,258	128,299
Investec PLC	21,373	164,781
ITV PLC	299,494	605,618
J Sainsbury PLC	94,165	315,442
Jupiter Fund Management PLC	25,695	169,988
Kcom Group PLC	65,598	84,751
Kingfisher PLC	97,927	401,813
Legal & General Group PLC	212,176	767,317
Lloyds Banking Group PLC	1,647,443	1,494,314
Man Group PLC	77,667	186,960
Marks & Spencer Group PLC	95,812	363,162
Meggitt PLC	40,109	242,952
National Express Group PLC	34,958	189,781
National Grid PLC	162,308	1,826,494
NEX Group PLC	17,474	240,468
Next PLC	6,287	419,715
Old Mutual PLC	109,262	366,782
Pagegroup PLC	23,090	173,776
PayPoint PLC	8,528	95,465
Pearson PLC	64,149	674,012
Pennon Group PLC	20,453	184,601
Persimmon PLC	18,864	669,499
Rio Tinto PLC	60,089	3,043,815
Royal Dutch Shell PLC Class A	328,838	10,303,000
Royal Mail PLC	63,784	483,887
Saga PLC	66,287	104,890
Schroders PLC Non-Voting Shares	3,878	124,033
Severn Trent PLC	9,121	235,939
SSE PLC	62,164	1,112,719
Standard Life Aberdeen PLC	121,520	613,174
SThree PLC	20,574	93,222
Stock Spirits Group PLC	18,900	65,885
TalkTalk Telecom Group PLC(a)	110,518	179,530
Tate & Lyle PLC	21,425	163,679
Telecom Plus PLC	5,884	100,865
United Utilities Group PLC	30,721	308,305
Vodafone Group PLC	1,677,836	4,571,295
William Hill PLC	55,963	259,302

Total United Kingdom		71,616,811
TOTAL COMMON STOCKS (Cost: $319,673,258)		333,051,745
RIGHTS – 0.0%
United Kingdom – 0.0%
Galliford Try PLC, expiring 4/13/18* (Cost $0)	3,381	13,280
EXCHANGE-TRADED FUND – 0.1%
United States – 0.1%
WisdomTree International LargeCap Dividend Fund(a)(c) (Cost: $270,151)	5,375	267,690
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 2.3%
United States – 2.3%
State Street Navigator Securities Lending Government Money Market Portfolio, 1.74%(d)
(Cost: $7,777,529)(e)	7,777,529	7,777,529
TOTAL INVESTMENTS IN SECURITIES – 101.8% (Cost: $327,720,938)		341,110,244
Other Assets less Liabilities – (1.8)%		(5,930,329)

NET ASSETS – 100.0%		$335,179,915
*	Non-income producing security.

(a)	Security, or portion thereof, was on loan at March 31, 2018 (See Note 2).

(b)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

(c)	Affiliated company (See Note 3).

(d)	Rate shown represents annualized 7-day yield as of March 31, 2018.

(e)

At March 31, 2018, the total market value of the Fund’s securities on loan was $9,427,586 and the total market value of the collateral held by the Fund was $10,036,925. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $2,259,396.

CVA	– Certificaten Van Aandelen (Certificate of Stock)

RSP	– Risparmio Italian Savings Shares

See Notes to Financial Statements.

72	WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

Schedule of Investments

WisdomTree International LargeCap Dividend Fund (DOL)

March 31, 2018

Investments	Shares	Value
COMMON STOCKS – 99.2%
Australia – 5.9%
Australia & New Zealand Banking Group Ltd.	150,297	$3,096,563
BHP Billiton Ltd.	99,611	2,155,431
Commonwealth Bank of Australia	81,358	4,512,553
CSL Ltd.	6,870	819,217
Macquarie Group Ltd.	17,357	1,369,978
National Australia Bank Ltd.	159,440	3,484,283
Rio Tinto Ltd.	17,927	999,691
Telstra Corp., Ltd.	951,926	2,292,749
Wesfarmers Ltd.	62,407	1,989,448
Westpac Banking Corp.	187,320	4,112,230
Woodside Petroleum Ltd.	32,510	729,152
Woolworths Group Ltd.	36,910	744,318

Total Australia		26,305,613
Austria – 0.3%
Erste Group Bank AG*	12,172	610,765
OMV AG	9,859	573,275

Total Austria		1,184,040
Belgium – 2.0%
Anheuser-Busch InBev S.A.	67,003	7,356,999
KBC Group N.V.	15,175	1,319,846

Total Belgium		8,676,845
China – 2.7%
China Mobile Ltd.	740,486	6,788,472
China Overseas Land & Investment Ltd.	320,000	1,111,069
CITIC Ltd.	857,273	1,199,350
CNOOC Ltd.	1,904,529	2,805,239

Total China		11,904,130
Denmark – 1.3%
Coloplast A/S Class B	5,624	473,793
Danske Bank A/S	33,551	1,247,735
Novo Nordisk A/S Class B	60,583	2,973,724
Orsted A/S(a)	10,398	672,510
Vestas Wind Systems A/S	4,225	299,610

Total Denmark		5,667,372
Finland – 0.9%
Kone Oyj Class B	16,857	840,251
Nokia Oyj	195,682	1,079,358
Sampo Oyj Class A	24,351	1,355,451
UPM-Kymmene Oyj(b)	21,844	808,632

Total Finland		4,083,692
France – 14.0%
Aeroports de Paris	2,191	476,945
Air Liquide S.A.	11,139	1,362,807
Airbus SE	16,254	1,875,061
AXA S.A.	103,813	2,757,768
BNP Paribas S.A.	47,109	3,486,071
Bouygues S.A.	16,242	813,192
Capgemini SE	3,702	460,754
Carrefour S.A.(b)	26,273	544,455
Christian Dior SE	3,281	1,294,876
Cie de Saint-Gobain	16,285	858,405
Cie Generale des Etablissements Michelin SCA	5,294	780,648
CNP Assurances	24,440	616,180
Credit Agricole S.A.	108,790	1,766,769
Danone S.A.	18,502	1,495,666
Electricite de France S.A.	242,232	3,503,411
Engie S.A.	191,782	3,197,125
Essilor International Cie Generale d’Optique S.A.	3,201	431,468
Hermes International	1,049	621,189
Kering S.A.	2,639	1,261,880
L’Oreal S.A.	10,621	2,394,962
Legrand S.A.	7,115	557,400
LVMH Moet Hennessy Louis Vuitton SE(b)	10,408	3,202,631
Natixis S.A.	160,374	1,313,197
Orange S.A.	115,436	1,957,043
Pernod Ricard S.A.	4,664	775,797
Peugeot S.A.	24,483	588,659
Publicis Groupe S.A.	7,333	510,266
Renault S.A.	12,482	1,512,073
Safran S.A.	10,001	1,057,531
Sanofi	48,574	3,902,733
Schneider Electric SE*	17,868	1,567,694
Societe Generale S.A.	33,528	1,820,912
Sodexo S.A.	4,465	449,736
Thales S.A.	3,599	437,931
TOTAL S.A.	149,240	8,466,833
Unibail-Rodamco SE	3,832	874,929
Valeo S.A.	5,784	381,566
Vinci S.A.	17,439	1,713,644
Vivendi S.A.	34,170	882,504

Total France		61,972,711
Germany – 9.5%
adidas AG	2,841	687,096
Allianz SE Registered Shares	18,147	4,093,139
BASF SE	35,561	3,606,802
Bayer AG Registered Shares	21,034	2,374,486
Bayerische Motoren Werke AG	27,938	3,028,795
Beiersdorf AG	1,260	142,595
Continental AG	4,822	1,330,175
Covestro AG(a)	5,043	495,303
Daimler AG Registered Shares	59,462	5,043,732
Deutsche Bank AG Registered Shares	24,296	338,426
Deutsche Boerse AG	5,667	770,834
Deutsche Post AG Registered Shares	45,288	1,978,374
Deutsche Telekom AG Registered Shares	183,139	2,984,345
E.ON SE	51,603	572,445
Evonik Industries AG	19,942	702,415
Fresenius Medical Care AG & Co. KGaA	4,112	419,642
Fresenius SE & Co. KGaA	5,313	405,512
HeidelbergCement AG	4,741	465,175
Henkel AG & Co. KGaA	4,298	540,747
Infineon Technologies AG	17,698	473,190

See Notes to Financial Statements.

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds	73

Schedule of Investments (continued)

WisdomTree International LargeCap Dividend Fund (DOL)

March 31, 2018

Investments	Shares	Value
Innogy SE(a)	27,737	$1,312,303
Linde AG*	4,486	943,977
MAN SE	4,330	504,568
Muenchener Rueckversicherungs – Gesellschaft AG Registered Shares	6,970	1,618,833
SAP SE	18,775	1,961,995
Siemens AG Registered Shares	26,633	3,390,757
Telefonica Deutschland Holding AG	192,231	902,161
Volkswagen AG	4,826	965,073

Total Germany		42,052,895
Hong Kong – 2.7%
AIA Group Ltd.	165,800	1,402,739
BOC Hong Kong Holdings Ltd.	333,715	1,624,290
CLP Holdings Ltd.	88,500	900,979
Galaxy Entertainment Group Ltd.	47,000	426,685
Hang Seng Bank Ltd.	65,495	1,515,474
Henderson Land Development Co., Ltd.	116,606	759,217
Hong Kong & China Gas Co., Ltd.	322,891	663,201
Hong Kong Exchanges & Clearing Ltd.	23,700	770,643
MTR Corp., Ltd.	169,500	911,395
Power Assets Holdings Ltd.	83,000	739,759
Sun Hung Kai Properties Ltd.	74,442	1,176,154
Swire Properties Ltd.	152,000	532,599
Wharf Holdings Ltd. (The)	101,000	346,820
Wheelock & Co., Ltd.	37,000	270,371

Total Hong Kong		12,040,326
Ireland – 0.1%
CRH PLC	19,964	676,919
Italy – 3.5%
Assicurazioni Generali SpA	80,460	1,546,153
Atlantia SpA	36,330	1,123,714
Enel SpA	580,778	3,549,922
Eni SpA	236,624	4,157,981
Intesa Sanpaolo SpA	987,869	3,588,299
Luxottica Group SpA	8,896	552,508
Snam SpA	209,842	963,391

Total Italy		15,481,968
Japan – 14.9%
Asahi Group Holdings Ltd.	7,900	420,962
Astellas Pharma, Inc.	65,900	1,000,118
Bridgestone Corp.	28,000	1,217,414
Canon, Inc.	58,600	2,123,045
Chugai Pharmaceutical Co., Ltd.	10,600	536,229
Dai-ichi Life Holdings, Inc.	24,100	440,190
Daiichi Sankyo Co., Ltd.	25,400	842,129
Daikin Industries Ltd.	4,400	485,510
Daiwa House Industry Co., Ltd.	17,000	655,383
Denso Corp.	22,800	1,247,729
East Japan Railway Co.	6,300	584,209
Eisai Co., Ltd.	10,400	663,116
FANUC Corp.	3,800	963,310
Fast Retailing Co., Ltd.	1,000	406,582
FUJIFILM Holdings Corp.	13,900	554,824
Hitachi Ltd.	122,000	884,228
Honda Motor Co., Ltd.	63,600	2,188,773
Hoya Corp.	7,800	389,083
ITOCHU Corp.	65,500	1,272,739
Japan Post Holdings Co., Ltd.	154,500	1,860,973
Japan Tobacco, Inc.	72,209	2,081,738
JXTG Holdings, Inc.	110,200	667,003
Kao Corp.	10,800	810,482
KDDI Corp.(b)	83,800	2,140,505
Kirin Holdings Co., Ltd.	19,300	514,031
Komatsu Ltd.	24,800	827,133
Kubota Corp.	25,500	446,460
Mitsubishi Corp.	64,400	1,733,078
Mitsubishi Electric Corp.	46,900	750,356
Mitsubishi UFJ Financial Group, Inc.	318,900	2,090,017
Mitsui & Co., Ltd.	71,300	1,221,855
Mitsui Fudosan Co., Ltd.	15,500	376,241
Mizuho Financial Group, Inc.	823,498	1,482,064
MS&AD Insurance Group Holdings, Inc.	18,600	586,770
Murata Manufacturing Co., Ltd.	3,300	452,102
Nintendo Co., Ltd.	2,000	881,241
Nippon Steel & Sumitomo Metal Corp.	19,100	419,625
Nippon Telegraph & Telephone Corp.	54,000	2,488,011
Nissan Motor Co., Ltd.	215,200	2,233,952
Nomura Holdings, Inc.	97,300	562,940
NTT Data Corp.	6,300	67,058
NTT DOCOMO, Inc.(b)	130,000	3,320,592
Otsuka Holdings Co., Ltd.	14,300	716,546
Panasonic Corp.	49,200	703,650
Recruit Holdings Co., Ltd.	22,800	566,945
Secom Co., Ltd.	5,100	379,803
Seven & I Holdings Co., Ltd.	20,100	862,590
Shin-Etsu Chemical Co., Ltd.	7,700	796,789
Shionogi & Co., Ltd.	2,000	103,263
SoftBank Group Corp.	6,500	485,896
Sompo Holdings, Inc.	9,700	390,554
Subaru Corp.	34,500	1,131,185
Sumitomo Corp.	49,700	836,979
Sumitomo Mitsui Financial Group, Inc.	45,300	1,898,894
Suzuki Motor Corp.	2,000	107,757
Takeda Pharmaceutical Co., Ltd.	30,400	1,481,553
Tokio Marine Holdings, Inc.	20,400	908,265
Tokyo Electron Ltd.	3,900	733,977
Toyota Motor Corp.	132,200	8,483,921
Yahoo Japan Corp.(b)	128,900	598,746

Total Japan		66,077,113
Netherlands – 2.0%
ABN AMRO Group N.V. CVA(a)	30,507	918,091
Akzo Nobel N.V.	6,442	607,988
ASML Holding N.V.	5,414	1,066,345
Heineken Holding N.V.	4,320	444,694
Heineken N.V.	10,724	1,151,392

See Notes to Financial Statements.

74	WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

Schedule of Investments (continued)

WisdomTree International LargeCap Dividend Fund (DOL)

March 31, 2018

Investments	Shares	Value
ING Groep N.V.	155,558	$2,620,989
Koninklijke Ahold Delhaize N.V.	39,508	934,948
Koninklijke Philips N.V.	27,899	1,069,321
Steinhoff International Holdings N.V.*	161,069	44,372

Total Netherlands		8,858,140
Norway – 1.7%
DNB ASA	58,205	1,128,002
Statoil ASA	182,332	4,288,348
Telenor ASA	96,569	2,177,152

Total Norway		7,593,502
Singapore – 1.3%
DBS Group Holdings Ltd.	66,100	1,386,220
Oversea-Chinese Banking Corp., Ltd.	120,555	1,178,613
Singapore Telecommunications Ltd.	840,600	2,160,316
United Overseas Bank Ltd.	41,886	878,414
Wilmar International Ltd.	139,500	338,298

Total Singapore		5,941,861
Spain – 4.6%
Abertis Infraestructuras S.A.	50,311	1,127,363
Aena SME S.A.(a)	3,630	730,592
Amadeus IT Group S.A.	12,895	951,218
Banco Bilbao Vizcaya Argentaria S.A.	286,207	2,262,955
Banco Santander S.A.	457,005	2,976,043
CaixaBank S.A.	184,298	877,624
Endesa S.A.	71,090	1,563,687
Ferrovial S.A.	33,884	706,970
Gas Natural SDG S.A.	51,648	1,231,640
Iberdrola S.A.	297,729	2,186,720
Industria de Diseno Textil S.A.	61,096	1,910,783
Repsol S.A.	63,535	1,126,367
Telefonica S.A.	269,964	2,665,419

Total Spain		20,317,381
Sweden – 2.5%
Assa Abloy AB Class B	20,672	445,168
Atlas Copco AB Class A	23,620	1,018,716
Hennes & Mauritz AB Class B(b)	38,727	578,861
Nordea Bank AB	205,021	2,181,231
Sandvik AB	31,915	580,962
Skandinaviska Enskilda Banken AB Class A	101,681	1,061,636
Svenska Handelsbanken AB Class A(b)	71,227	886,213
Swedbank AB Class A	63,738	1,423,199
Telefonaktiebolaget LM Ericsson Class B(b)	63,514	401,342
Telia Co. AB	312,625	1,463,680
Volvo AB Class B	46,298	841,676

Total Sweden		10,882,684
Switzerland – 9.2%
ABB Ltd. Registered Shares	77,027	1,827,541
Cie Financiere Richemont S.A. Registered Shares	12,629	1,131,018
Credit Suisse Group AG Registered Shares*	92,689	1,547,721
EMS-Chemie Holding AG Registered Shares	658	414,342
Geberit AG Registered Shares	1,058	466,687
Givaudan S.A. Registered Shares	322	731,696
Kuehne + Nagel International AG Registered Shares	4,769	748,518
LafargeHolcim Ltd. Registered Shares*	24,288	1,326,506
Nestle S.A. Registered Shares	98,836	7,804,906
Novartis AG Registered Shares	102,419	8,263,254
Partners Group Holding AG	698	517,523
Roche Holding AG Bearer Shares	5,577	1,291,749
Roche Holding AG Genusschein	26,177	5,989,328
SGS S.A. Registered Shares	276	676,742
Swiss Re AG	17,591	1,787,022
Swisscom AG Registered Shares(b)	2,820	1,394,687
UBS Group AG Registered Shares*	130,049	2,280,882
Zurich Insurance Group AG	7,880	2,578,939

Total Switzerland		40,779,061
United Kingdom – 20.1%
Associated British Foods PLC	10,948	382,564
AstraZeneca PLC	57,637	3,958,168
Aviva PLC	152,944	1,063,953
BAE Systems PLC	125,103	1,020,325
Barclays PLC	201,292	583,099
BHP Billiton PLC	82,988	1,634,009
BP PLC	1,471,449	9,892,432
British American Tobacco PLC	66,250	3,839,165
BT Group PLC	556,145	1,774,864
Coca-Cola European Partners PLC	10,500	436,732
Compass Group PLC	47,632	972,538
Diageo PLC	73,913	2,500,886
GlaxoSmithKline PLC	258,383	5,052,688
HSBC Holdings PLC	1,021,031	9,530,539
Imperial Brands PLC	49,392	1,680,905
Legal & General Group PLC	282,741	1,022,510
Lloyds Banking Group PLC	2,363,413	2,143,735
National Grid PLC	185,309	2,085,331
Prudential PLC	57,789	1,441,766
Reckitt Benckiser Group PLC	16,568	1,402,398
RELX N.V.	30,344	628,072
RELX PLC	28,025	575,942
Rio Tinto PLC	66,969	3,392,322
Royal Dutch Shell PLC Class A	352,485	11,043,897
Royal Dutch Shell PLC Class B	289,185	9,237,077
Smith & Nephew PLC	21,535	402,086
SSE PLC	72,567	1,298,930
Unilever N.V. CVA	48,725	2,748,735
Unilever PLC	38,680	2,146,266
Vodafone Group PLC	1,818,987	4,955,862

Total United Kingdom		88,847,796
TOTAL COMMON STOCKS (Cost: $401,850,855)		439,344,049
EXCHANGE-TRADED FUND – 0.2%
United States – 0.2%
WisdomTree International MidCap Dividend Fund(c) (Cost: $742,119)	11,054	759,963

See Notes to Financial Statements.

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds	75

Schedule of Investments (concluded)

WisdomTree International LargeCap Dividend Fund (DOL)

March 31, 2018

Investments	Shares	Value
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 2.8%
United States – 2.8%
State Street Navigator Securities Lending Government Money Market Portfolio, 1.74%(d)
(Cost: $12,459,385)(e)	12,459,385	$12,459,385
TOTAL INVESTMENTS IN SECURITIES – 102.2% (Cost: $415,052,359)		452,563,397
Other Assets less Liabilities – (2.2)%		(9,703,278)

NET ASSETS – 100.0%		$442,860,119

*	Non-income producing security.

(a)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

(b)	Security, or portion thereof, was on loan at March 31, 2018 (See Note 2).

(c)	Affiliated company (See Note 3).

(d)	Rate shown represents annualized 7-day yield as of March 31, 2018.

(e)

At March 31, 2018, the total market value of the Fund’s securities on loan was $12,281,757 and the total market value of the collateral held by the Fund was $13,027,848. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $568,463.

CVA – Certificaten Van Aandelen (Certificate of Stock)

FINANCIAL DERIVATIVE INSTRUMENTS
FOREIGN CURRENCY CONTRACTS (OTC – OVER THE COUNTER)
Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation	Unrealized Depreciation
Bank of Montreal	4/3/2018	10,456	USD	10,000	CHF	$13	$—
Royal Bank of Canada	4/3/2018	2,146	USD	13,000	DKK	1	—
Royal Bank of Canada	4/3/2018	104,203	USD	870,000	SEK	320	—
UBS AG	4/2/2018	42,189	USD	4,495,000	JPY	—	(77)
UBS AG	4/3/2018	46,114	USD	60,000	AUD	91	—
UBS AG	4/3/2018	140,339	USD	100,000	GBP	59	—
						$484	$(77)

CURRENCY LEGEND

AUD – Australian dollar

CHF – Swiss franc

DKK – Danish krone

GBP – British pound

JPY – Japanese yen

SEK – Swedish krona

USD – U.S. dollar

See Notes to Financial Statements.

76	WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

Schedule of Investments

WisdomTree International MidCap Dividend Fund (DIM)

March 31, 2018

Investments	Shares	Value
COMMON STOCKS – 99.4%
Australia – 8.1%
AGL Energy Ltd.	47,216	$785,185
Alumina Ltd.	273,867	495,764
Amcor Ltd.	86,486	940,025
AMP Ltd.	332,082	1,271,070
Aristocrat Leisure Ltd.	21,424	395,385
ASX Ltd.	15,578	669,867
Aurizon Holdings Ltd.	210,093	681,672
Bank of Queensland Ltd.	53,259	447,741
Bendigo & Adelaide Bank Ltd.	61,528	464,399
Boral Ltd.	72,104	411,487
Brambles Ltd.	99,455	761,344
Caltex Australia Ltd.	19,529	470,363
Challenger Ltd.	36,642	324,346
CIMIC Group Ltd.	20,369	694,801
Coca-Cola Amatil Ltd.	93,453	621,493
Cochlear Ltd.	2,578	359,145
Computershare Ltd.	33,807	448,877
Crown Resorts Ltd.	86,381	840,821
Downer EDI Ltd.	40,417	198,722
Fortescue Metals Group Ltd.	460,058	1,528,003
Harvey Norman Holdings Ltd.(a)	215,512	609,988
Incitec Pivot Ltd.	90,093	242,562
Insurance Australia Group Ltd.	202,371	1,161,110
Magellan Financial Group Ltd.	12,754	233,226
Medibank Pvt Ltd.	225,492	501,595
Newcrest Mining Ltd.	24,265	364,060
Orica Ltd.	18,463	251,518
Qantas Airways Ltd.	111,119	496,913
QBE Insurance Group Ltd.	116,211	858,415
Qube Holdings Ltd.(a)	78,351	131,016
Ramsay Health Care Ltd.	8,912	426,016
REA Group Ltd.	5,547	337,025
Seek Ltd.	21,878	312,136
Sonic Healthcare Ltd.	30,689	538,595
South32 Ltd.	277,366	685,067
Star Entertainment Grp Ltd. (The)	62,574	253,906
Suncorp Group Ltd.	128,718	1,317,100
Tabcorp Holdings Ltd.	207,166	697,600
TPG Telecom Ltd.(a)	60,816	256,103
Treasury Wine Estates Ltd.	35,604	460,447
Washington H Soul Pattinson & Co., Ltd.(a)	18,608	265,626

Total Australia		23,210,534
Austria – 0.8%
Andritz AG	7,396	412,957
Lenzing AG	1,647	203,164
Oesterreichische Post AG	7,974	396,000
Telekom Austria AG*	48,938	465,843
Vienna Insurance Group AG Wiener Versicherung Gruppe	8,140	272,099
Voestalpine AG	11,570	605,744

Total Austria		2,355,807
Belgium – 2.3%
Ackermans & van Haaren N.V.	1,511	264,251
Ageas	21,339	1,101,189
Bekaert S.A.	3,377	143,784
bpost S.A.	27,942	630,932
Colruyt S.A.	10,736	593,109
Elia System Operator S.A./N.V.	5,316	332,125
Melexis N.V.	3,728	371,375
Proximus SADP	37,347	1,158,845
Solvay S.A.	6,169	856,187
UCB S.A.	8,884	723,082
Umicore S.A.	8,042	424,597

Total Belgium		6,599,476
China – 2.7%
Beijing Enterprises Holdings Ltd.	80,200	418,970
China Everbright International Ltd.	250,000	350,394
China Jinmao Holdings Group Ltd.	937,242	533,806
China Power International Development Ltd.	1,039,666	267,590
China Resources Pharmaceutical Group Ltd.(b)	196,500	275,410
China Resources Power Holdings Co., Ltd.	562,000	1,025,425
CSPC Pharmaceutical Group Ltd.	74,000	196,590
Fosun International Ltd.	337,500	731,050
Guangdong Investment Ltd.	584,208	918,559
Lenovo Group Ltd.	1,334,000	681,592
Shanghai Industrial Holdings Ltd.	87,500	227,995
Shenzhen Investment Ltd.	694,000	294,461
Sino-Ocean Group Holding Ltd.	885,464	641,960
Sun Art Retail Group Ltd.	730,000	849,216
Yangzijiang Shipbuilding Holdings Ltd.	320,400	295,649

Total China		7,708,667
Denmark – 1.3%
Chr Hansen Holding A/S	4,865	418,199
DSV A/S	3,703	289,781
H. Lundbeck A/S(a)	4,058	226,170
ISS A/S	12,121	447,170
Jyske Bank A/S Registered Shares	4,561	269,255
Novozymes A/S Class B	7,662	394,926
Pandora A/S	4,257	456,401
Tryg A/S	48,886	1,133,245

Total Denmark		3,635,147
Finland – 3.4%
Amer Sports Oyj*(a)	12,466	384,356
Cargotec Oyj Class B	2,323	123,591
Elisa Oyj	17,790	804,492
Fortum Oyj(a)	156,091	3,349,852
Huhtamaki Oyj	4,611	202,109
Kesko Oyj Class B	6,973	399,287
Konecranes Oyj	4,783	207,295
Metso Oyj(a)	13,012	409,832
Neste Oyj(a)	22,203	1,545,541
Nokian Renkaat Oyj	11,676	529,874
Orion Oyj Class B	6,955	212,728
Stora Enso Oyj Class R(a)	46,927	861,369

See Notes to Financial Statements.

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds	77

Schedule of Investments (continued)

WisdomTree International MidCap Dividend Fund (DIM)

March 31, 2018

Investments	Shares	Value
Valmet Oyj	8,616	$172,509
Wartsila Oyj Abp	20,689	456,727

Total Finland		9,659,562
France – 6.6%
Accor S.A.	15,820	853,156
Amundi S.A.(b)	15,385	1,234,801
Arkema S.A.	3,871	504,640
Bollore S.A.	104,118	554,455
Bollore S.A.*(a)	450	2,385
Bureau Veritas S.A.	26,027	675,717
Casino Guichard Perrachon S.A.	13,692	670,365
Cie Plastic Omnium S.A.	4,951	236,862
Edenred	14,654	508,948
Eiffage S.A.	4,941	561,972
Elior Group S.A.(b)	6,747	146,539
Eurazeo S.A.	4,550	418,287
Eutelsat Communications S.A.	24,185	478,877
Faurecia S.A.	6,415	518,497
Fonciere Des Regions	7,053	777,636
Getlink SE	30,752	438,716
ICADE	7,975	773,856
Imerys S.A.	4,679	454,028
Ingenico Group S.A.	2,733	221,435
Ipsen S.A.	2,361	366,299
JCDecaux S.A.	9,983	346,965
Klepierre S.A.	29,348	1,182,067
Lagardere SCA	14,748	420,798
Metropole Television S.A.	13,343	343,295
Nexity S.A.*	5,614	359,373
Orpea	2,004	254,472
Remy Cointreau S.A.	2,813	400,618
Rexel S.A.	17,207	290,978
Rubis SCA	6,353	458,246
SCOR SE	19,562	800,180
SEB S.A.	1,613	307,878
Societe BIC S.A.	3,153	313,513
SPIE S.A.	9,272	204,915
Suez	48,971	708,872
Teleperformance	2,121	328,673
Veolia Environnement S.A.	52,511	1,242,855
Vicat S.A.	2,550	192,401
Wendel S.A.	2,326	362,442

Total France		18,916,012
Germany – 6.0%
1&1 Drillisch AG	4,495	302,668
Aurubis AG	1,558	130,832
Axel Springer SE	9,537	797,578
Brenntag AG	6,536	388,250
CECONOMY AG	25,002	287,501
CTS Eventim AG & Co. KGaA	6,113	286,138
Deutsche Lufthansa AG Registered Shares	30,334	967,725
Deutsche Wohnen SE Bearer Shares	15,595	726,904
DMG MORI AG	5,022	287,816
Duerr AG	2,287	250,721
Fielmann AG	4,979	402,309
Fraport AG Frankfurt Airport Services Worldwide	4,920	484,674
Freenet AG	16,974	515,833
Fuchs Petrolub SE	3,669	186,584
GEA Group AG	9,432	400,778
Hannover Rueck SE	10,759	1,467,424
Hella GmbH & Co. KGaA	6,438	422,809
Hochtief AG	2,835	528,921
Hugo Boss AG	6,386	555,737
K+S AG Registered Shares	6,821	196,634
KION Group AG	3,673	342,136
LANXESS AG	2,436	186,346
LEG Immobilien AG	4,127	463,605
MTU Aero Engines AG	2,329	391,839
OSRAM Licht AG	4,373	321,397
ProSiebenSat.1 Media SE	26,509	918,727
Rheinmetall AG	2,107	298,906
Stroeer SE & Co. KGaA	3,111	217,129
Suedzucker AG	9,076	153,926
Symrise AG	3,923	315,343
Talanx AG	20,669	898,335
TUI AG	63,382	1,358,579
Uniper SE	28,045	853,656
United Internet AG Registered Shares	9,049	568,688
Wacker Chemie AG	2,701	442,965

Total Germany		17,319,413
Hong Kong – 2.3%
Bank of East Asia Ltd. (The)	100,722	401,692
Dah Sing Banking Group Ltd.	70,800	154,441
Hang Lung Group Ltd.	69,000	225,507
Hang Lung Properties Ltd.	347,000	808,221
Hopewell Holdings Ltd.	113,662	433,747
Hysan Development Co., Ltd.	83,000	438,885
New World Development Co., Ltd.	869,044	1,226,891
PCCW Ltd.	1,085,543	627,953
Sino Land Co., Ltd.	483,046	781,658
SJM Holdings Ltd.	363,000	315,439
Swire Pacific Ltd. Class A	51,500	519,377
Swire Pacific Ltd. Class B	152,500	261,152
Techtronic Industries Co., Ltd.	68,500	399,306

Total Hong Kong		6,594,269
Ireland – 0.6%
DCC PLC	3,454	317,850
Kingspan Group PLC	5,269	222,915
Paddy Power Betfair PLC	3,741	383,942
Smurfit Kappa Group PLC	16,388	663,496

Total Ireland		1,588,203
Israel – 0.8%
Azrieli Group Ltd.	5,583	267,315
Bank Hapoalim BM	72,419	495,878
Bezeq Israeli Telecommunication Corp., Ltd.	449,080	573,046

See Notes to Financial Statements.

78	WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

Schedule of Investments (continued)

WisdomTree International MidCap Dividend Fund (DIM)

March 31, 2018

Investments	Shares	Value
Elbit Systems Ltd.	1,928	$231,194
Israel Chemicals Ltd.	96,622	407,310
Mizrahi Tefahot Bank Ltd.	11,347	216,640

Total Israel		2,191,383
Italy – 4.0%
A2A SpA	259,184	495,509
ACEA SpA	21,526	364,808
Azimut Holding SpA	17,326	371,725
Banca Generali SpA	11,342	365,463
Banca Mediolanum SpA	81,103	706,192
Brembo SpA	13,579	209,420
De’ Longhi SpA	9,876	292,962
FinecoBank Banca Fineco SpA	61,943	744,132
Hera SpA	137,478	502,836
Industria Macchine Automatiche SpA	2,254	219,133
Infrastrutture Wireless Italiane SpA(b)	46,655	368,945
Iren SpA	115,843	363,012
Italgas SpA	81,604	487,352
Leonardo SpA	12,801	147,641
Mediobanca Banca di Credito Finanziario SpA	58,412	685,909
Poste Italiane SpA(b)	166,072	1,515,488
Prysmian SpA	10,966	343,907
Recordati SpA	11,461	422,578
Salvatore Ferragamo SpA(a)	7,983	220,117
Terna Rete Elettrica Nazionale SpA	181,667	1,061,037
Unione di Banche Italiane SpA	67,694	308,954
Unipol Gruppo SpA	84,005	410,981
UnipolSai Assicurazioni SpA	341,482	811,805

Total Italy		11,419,906
Japan – 24.7%
ABC-Mart, Inc.	5,278	347,896
Aeon Co., Ltd.	43,200	771,588
Air Water, Inc.	8,700	169,828
Aisin Seiki Co., Ltd.	15,500	842,407
Ajinomoto Co., Inc.	18,900	342,102
Alfresa Holdings Corp.	15,700	349,578
Amada Holdings Co., Ltd.	33,000	400,903
ANA Holdings, Inc.(a)	14,600	565,330
Aozora Bank Ltd.	13,500	537,588
Asahi Glass Co., Ltd.	11,728	485,772
Asahi Kasei Corp.	75,700	995,809
Bandai Namco Holdings, Inc.	10,900	358,209
Benesse Holdings, Inc.	6,700	242,863
Brother Industries Ltd.	14,700	341,825
Canon Marketing Japan, Inc.	8,200	221,597
Casio Computer Co., Ltd.(a)	15,100	225,187
Chiba Bank Ltd. (The)	52,000	418,054
Chubu Electric Power Co., Inc.	39,500	558,237
Chugoku Electric Power Co., Inc. (The)(a)	30,600	368,869
Concordia Financial Group Ltd.	78,100	431,074
Dai Nippon Printing Co., Ltd.	26,379	545,191
Daicel Corp.	19,300	210,875
Daito Trust Construction Co., Ltd.	5,920	1,023,684
Daiwa Securities Group, Inc.(a)	153,000	976,409
DIC Corp.	6,300	211,185
Disco Corp.	2,000	431,594
Electric Power Development Co., Ltd.	10,800	272,361
FamilyMart UNY Holdings Co., Ltd.	6,200	522,351
Fuji Electric Co., Ltd.	30,876	210,195
Fukuoka Financial Group, Inc.	59,000	317,884
Hachijuni Bank Ltd. (The)	32,100	172,045
Hakuhodo DY Holdings, Inc.	18,200	250,368
Hankyu Hanshin Holdings, Inc.	7,200	267,080
Haseko Corp.(a)	16,400	249,662
Hikari Tsushin, Inc.	2,300	367,870
Hino Motors Ltd.	27,000	347,560
Hirose Electric Co., Ltd.	1,575	216,516
Hisamitsu Pharmaceutical Co., Inc.	4,100	317,668
Hitachi Chemical Co., Ltd.	10,600	241,702
Hitachi High-Technologies Corp.	7,000	333,051
Hitachi Metals Ltd.	17,400	205,822
Hulic Co., Ltd.	26,800	292,570
Idemitsu Kosan Co., Ltd.	7,600	289,064
Iida Group Holdings Co., Ltd.	19,900	371,991
Isuzu Motors Ltd.	47,600	730,449
Itochu Techno-Solutions Corp.	17,200	360,173
J. Front Retailing Co., Ltd.	15,000	255,148
Japan Airlines Co., Ltd.	22,800	918,003
Japan Exchange Group, Inc.	33,400	618,693
Japan Post Insurance Co., Ltd.(a)	31,900	748,383
JFE Holdings, Inc.	24,500	493,801
JGC Corp.(a)	13,600	295,914
JSR Corp.	17,500	393,771
JTEKT Corp.	19,200	284,525
Kajima Corp.	64,953	602,808
Kaken Pharmaceutical Co., Ltd.	4,800	283,441
Kansai Electric Power Co., Inc. (The)	35,100	451,168
Kawasaki Heavy Industries Ltd.	7,656	247,641
Kikkoman Corp.	8,100	325,980
Kintetsu Group Holdings Co., Ltd.	7,100	276,723
Koito Manufacturing Co., Ltd.	5,400	374,725
Konami Holdings Corp.	3,600	189,224
Konica Minolta, Inc.(a)	42,600	365,315
Kose Corp.	1,900	397,866
Kuraray Co., Ltd.	23,700	402,911
Kyowa Hakko Kirin Co., Ltd.	18,400	404,333
Kyushu Electric Power Co., Inc.	15,000	178,843
Lawson, Inc.	8,300	565,820
LIXIL Group Corp.	18,900	422,251
Mabuchi Motor Co., Ltd.	5,900	290,701
Makita Corp.	9,658	472,229
Marubeni Corp.	120,300	870,888
Marui Group Co., Ltd.(a)	14,900	303,744
Maruichi Steel Tube Ltd.(a)	6,600	202,003
Mazda Motor Corp.	32,800	433,787
Mebuki Financial Group, Inc.	53,100	204,212
Medipal Holdings Corp.	11,000	225,482

See Notes to Financial Statements.

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds	79

Schedule of Investments (continued)

WisdomTree International MidCap Dividend Fund (DIM)

March 31, 2018

Investments	Shares	Value
MEIJI Holdings Co., Ltd.	5,800	$441,749
Mitsubishi Chemical Holdings Corp.	86,300	836,221
Mitsubishi Gas Chemical Co., Inc.	14,400	345,140
Mitsubishi Heavy Industries Ltd.(a)	22,300	854,257
Mitsubishi Materials Corp.	5,700	171,509
Mitsubishi Motors Corp.(a)	35,500	254,024
Mitsubishi Tanabe Pharma Corp.	27,800	543,714
Mitsui Chemicals, Inc.	11,700	369,097
Mixi, Inc.	6,100	225,416
NEC Corp.(a)	16,160	454,486
NGK Insulators Ltd.	15,600	269,021
NGK Spark Plug Co., Ltd.	9,000	216,897
NH Foods Ltd.(a)	3,500	143,488
Nifco, Inc.(a)	5,400	184,316
Nippon Electric Glass Co., Ltd.	6,700	199,079
Nippon Express Co., Ltd.	6,200	415,082
Nippon Paint Holdings Co., Ltd.	7,800	286,403
Nissan Chemical Industries Ltd.	6,800	282,614
Nisshin Seifun Group, Inc.	16,500	327,207
Nissin Foods Holdings Co., Ltd.	5,700	395,543
Nitto Denko Corp.	7,400	555,122
NOK Corp.(a)	7,900	153,469
Nomura Real Estate Holdings, Inc.	10,968	259,066
Nomura Research Institute Ltd.	14,510	687,639
NSK Ltd.	38,400	514,889
Obayashi Corp.	40,100	438,894
Obic Co., Ltd.	6,100	507,616
Odakyu Electric Railway Co., Ltd.	9,400	190,298
Oji Holdings Corp.	67,862	436,461
Olympus Corp.	9,200	349,488
Omron Corp.	9,400	553,305
Ono Pharmaceutical Co., Ltd.	25,300	783,622
Oracle Corp.	6,768	550,477
Osaka Gas Co., Ltd.(a)	24,300	479,717
Otsuka Corp.	12,800	645,115
Park24 Co., Ltd.(a)	9,600	257,444
Pola Orbis Holdings, Inc.	10,900	446,864
Resona Holdings, Inc.	152,100	803,763
Ricoh Co., Ltd.	66,260	654,812
Rohm Co., Ltd.	5,700	542,934
Ryohin Keikaku Co., Ltd.	800	268,547
Sankyo Co., Ltd.(a)	8,800	310,296
Santen Pharmaceutical Co., Ltd.	18,300	295,106
SBI Holdings, Inc.(a)	21,900	501,013
SCSK Corp.	6,600	285,162
Sega Sammy Holdings, Inc.	18,673	295,853
Seibu Holdings, Inc.	10,500	182,849
Seiko Epson Corp.	24,800	440,967
Sekisui Chemical Co., Ltd.	24,700	431,060
Sekisui House Ltd.	51,900	947,718
Seven Bank Ltd.(a)	52,500	167,348
Shimamura Co., Ltd.	1,300	162,699
Shimano, Inc.	2,800	403,874
Shimizu Corp.	49,400	441,743
Shiseido Co., Ltd.	2,300	147,343
Shizuoka Bank Ltd. (The)	25,000	236,483
Showa Shell Sekiyu K.K.	32,409	439,129
Skylark Co., Ltd.(a)	13,700	197,352
Sojitz Corp.(a)	98,600	316,150
Sony Financial Holdings, Inc.(a)	27,809	506,236
Start Today Co., Ltd.	7,500	200,423
Sumitomo Chemical Co., Ltd.	90,000	524,683
Sumitomo Dainippon Pharma Co., Ltd.(a)	10,290	172,806
Sumitomo Electric Industries Ltd.	42,412	647,446
Sumitomo Heavy Industries Ltd.	8,400	318,702
Sumitomo Metal Mining Co., Ltd.	6,300	265,388
Sumitomo Mitsui Trust Holdings, Inc.	26,600	1,077,256
Sumitomo Realty & Development Co., Ltd.	7,000	259,003
Sumitomo Rubber Industries Ltd.	17,200	315,697
Sundrug Co., Ltd.	6,300	291,157
Sysmex Corp.	5,600	507,607
T&D Holdings, Inc.	31,151	494,579
Taiheiyo Cement Corp.	6,400	232,591
Taisei Corp.	11,475	582,652
Taiyo Nippon Sanso Corp.	18,900	286,299
TDK Corp.	5,900	532,026
Teijin Ltd.	11,200	210,731
Tobu Railway Co., Ltd.	7,300	219,995
Toho Co., Ltd.	8,600	285,454
Tohoku Electric Power Co., Inc.	26,900	359,425
Tokyo Gas Co., Ltd.	23,900	634,075
Tokyu Corp.	17,100	266,590
Tokyu Fudosan Holdings Corp.	34,500	251,410
Toppan Printing Co., Ltd.	29,000	238,054
Toray Industries, Inc.	56,600	535,664
Tosoh Corp.	18,600	365,179
TOTO Ltd.	7,600	400,903
Toyo Suisan Kaisha Ltd.	7,300	283,145
Toyoda Gosei Co., Ltd.	7,300	169,819
Toyota Boshoku Corp.	10,600	217,681
Toyota Tsusho Corp.	18,900	640,663
Trend Micro, Inc.	9,330	557,080
USS Co., Ltd.	16,800	339,633
West Japan Railway Co.	8,276	578,269
Yamada Denki Co., Ltd.(a)	58,000	347,945
Yamaha Corp.	7,800	342,877
Yamaha Motor Co., Ltd.	18,260	545,997
Yamato Holdings Co., Ltd.	13,800	346,265
Yokogawa Electric Corp.	15,300	316,214
Yokohama Rubber Co., Ltd. (The)	10,100	233,910

Total Japan		70,608,848
Netherlands – 3.5%
Aalberts Industries N.V.	5,862	298,180
Aegon N.V.	257,131	1,731,690
ASR Nederland N.V.	13,667	583,586
Boskalis Westminster	9,070	265,483
Euronext N.V.(b)	5,255	383,894

See Notes to Financial Statements.

80	WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

Schedule of Investments (continued)

WisdomTree International MidCap Dividend Fund (DIM)

March 31, 2018

Investments	Shares	Value
EXOR N.V.	3,800	$269,750
GrandVision N.V.(b)	7,946	180,985
Koninklijke DSM N.V.	11,486	1,139,126
Koninklijke KPN N.V.	329,016	986,109
Koninklijke Vopak N.V.	7,893	386,832
NN Group N.V.	34,986	1,550,713
Philips Lighting N.V.(b)	11,182	419,442
Randstad Holding N.V.(a)	15,272	1,003,349
Wolters Kluwer N.V.	15,601	828,682

Total Netherlands		10,027,821
New Zealand – 0.9%
Auckland International Airport Ltd.	82,302	363,360
Fisher & Paykel Healthcare Corp., Ltd.	31,680	301,672
Mercury NZ Ltd.	148,229	344,322
Meridian Energy Ltd.	303,116	624,297
Ryman Healthcare Ltd.	32,530	248,517
Spark New Zealand Ltd.	293,576	707,364

Total New Zealand		2,589,532
Norway – 2.5%
Aker ASA Class A	9,205	516,473
Aker BP ASA	29,045	785,045
Gjensidige Forsikring ASA	48,171	881,085
Leroy Seafood Group ASA	42,909	265,074
Marine Harvest ASA	79,599	1,593,815
Norsk Hydro ASA	119,133	697,261
Orkla ASA	75,082	804,667
Salmar ASA	15,325	626,980
Storebrand ASA	28,267	229,637
Yara International ASA	20,098	847,598

Total Norway		7,247,635
Portugal – 1.6%
EDP – Energias de Portugal S.A.	416,220	1,580,711
Galp Energia, SGPS, S.A.	65,298	1,229,095
Jeronimo Martins, SGPS, S.A.	50,508	919,646
Navigator Co. S.A. (The)	98,068	577,476
NOS, SGPS, S.A.	53,131	312,994

Total Portugal		4,619,922
Singapore – 2.7%
CapitaLand Ltd.	241,900	658,570
City Developments Ltd.	40,700	403,493
ComfortDelGro Corp., Ltd.	216,000	337,680
Frasers Property Ltd.	265,800	405,399
Hutchison Port Holdings Trust	1,911,385	563,859
Jardine Cycle & Carriage Ltd.	19,811	521,223
Keppel Corp., Ltd.	121,900	722,308
Olam International Ltd.(a)	207,400	370,103
SATS Ltd.	91,000	356,006
Sembcorp Industries Ltd.	82,100	194,716
SIA Engineering Co., Ltd.	75,236	182,453
Singapore Airlines Ltd.	111,261	919,751
Singapore Exchange Ltd.	91,300	513,140
Singapore Technologies Engineering Ltd.	285,100	780,530
StarHub Ltd.(a)	281,794	494,262
UOL Group Ltd.	43,300	282,327

Total Singapore		7,705,820
Spain – 3.2%
Acciona S.A.	4,660	353,724
Acerinox S.A.	21,886	305,368
ACS Actividades de Construccion y Servicios S.A.	24,935	970,589
Atresmedia Corp. de Medios de Comunicacion S.A.	23,660	225,366
Banco de Sabadell S.A.	350,208	715,398
Bankia S.A.	163,443	731,477
Bankinter S.A.(a)	58,351	599,652
Bolsas y Mercados Espanoles SHMSF S.A.(a)	8,186	276,858
Cia de Distribucion Integral Logista Holdings S.A.	11,388	240,895
Distribuidora Internacional de Alimentacion S.A.	53,734	227,794
Ebro Foods S.A.	12,471	316,872
Enagas S.A.	26,597	727,151
Grupo Catalana Occidente S.A.	6,717	292,436
Mapfre S.A.	302,732	1,005,623
Mediaset Espana Comunicacion S.A.	35,044	356,255
Prosegur Cia de Seguridad S.A.	26,284	201,710
Red Electrica Corp. S.A.	49,277	1,013,894
Viscofan S.A.(a)	3,550	244,931
Zardoya Otis S.A.	38,164	383,937

Total Spain		9,189,930
Sweden – 3.0%
Alfa Laval AB	24,619	579,552
Axfood AB	22,800	388,630
BillerudKorsnas AB	15,392	237,272
Boliden AB	14,950	522,147
Castellum AB	14,930	243,343
Electrolux AB Series B	12,326	386,347
Fabege AB	12,884	278,147
Hexpol AB	15,650	144,544
Holmen AB Class B	4,728	255,742
Husqvarna AB Class B	26,325	252,977
ICA Gruppen AB(a)	15,600	550,251
Investment AB Latour Class B	29,683	336,356
JM AB	6,122	138,525
Kinnevik AB Class B	14,557	522,152
Peab AB	22,011	197,381
Saab AB Class B	5,104	230,310
Securitas AB Class B	23,418	396,368
Skanska AB Class B	34,406	701,077
SKF AB Class B(a)	26,314	535,719
Swedish Match AB	14,261	642,825
Tele2 AB Class B	62,353	745,648
Trelleborg AB Class B	13,221	331,204

Total Sweden		8,616,517
Switzerland – 3.1%
Adecco Group AG Registered Shares	8,400	596,491
Baloise Holding AG Registered Shares	3,944	601,732
BKW AG	3,387	224,951
Cembra Money Bank AG*	2,754	243,880

See Notes to Financial Statements.

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds	81

Schedule of Investments (continued)

WisdomTree International MidCap Dividend Fund (DIM)

March 31, 2018

Investments	Shares	Value
Clariant AG Registered Shares*	15,926	$379,357
Coca-Cola HBC AG*	16,774	619,795
DKSH Holding AG(a)	2,997	242,865
Flughafen Zurich AG Registered Shares	2,376	523,038
Helvetia Holding AG Registered Shares	640	380,618
Julius Baer Group Ltd.*	10,174	624,082
Logitech International S.A. Registered Shares	8,756	319,663
OC Oerlikon Corp. AG Registered Shares*	21,576	379,653
Panalpina Welttransport Holding AG Registered Shares(a)	1,410	177,575
SFS Group AG*	1,904	223,485
Sonova Holding AG Registered Shares	2,742	434,665
Straumann Holding AG Registered Shares(a)	515	323,757
Sulzer AG Registered Shares	2,608	341,796
Sunrise Communications Group AG*(b)	4,686	391,723
Swiss Life Holding AG Registered Shares*	2,156	766,173
VAT Group AG*(b)	2,513	420,933
Vifor Pharma AG	2,968	456,389
Vontobel Holding AG Registered Shares	4,626	285,985

Total Switzerland		8,958,606
United Kingdom – 15.3%
Admiral Group PLC	32,288	835,214
Aggreko PLC	16,957	174,646
Antofagasta PLC	38,981	503,626
Ashmore Group PLC	68,057	363,360
Ashtead Group PLC	17,484	475,815
Babcock International Group PLC(a)	38,212	358,502
Barratt Developments PLC	128,365	955,094
BBA Aviation PLC	76,734	344,886
Beazley PLC	64,451	518,060
Bellway PLC	11,183	478,312
Berkeley Group Holdings PLC	19,075	1,013,876
British Land Co. PLC (The)	99,019	891,763
Bunzl PLC	14,730	432,895
Burberry Group PLC	23,851	567,451
Carnival PLC	12,254	787,298
Centrica PLC	752,145	1,500,365
Close Brothers Group PLC	9,648	194,216
Croda International PLC	5,818	372,817
Daily Mail & General Trust PLC Class A Non-Voting Shares	30,400	275,487
Derwent London PLC	5,643	245,554
Direct Line Insurance Group PLC	116,116	621,090
Dixons Carphone PLC	91,066	238,313
DS Smith PLC	61,463	405,753
easyJet PLC	37,952	854,221
Electrocomponents PLC	25,414	213,976
G4S PLC	112,594	391,866
GKN PLC	89,439	580,903
Greene King PLC	33,884	224,068
Halma PLC	13,548	224,071
Hammerson PLC	67,206	505,888
Hargreaves Lansdown PLC	27,508	630,146
Hikma Pharmaceuticals PLC	9,637	163,375
Howden Joinery Group PLC	39,906	257,956
IMI PLC	19,971	302,565
Inchcape PLC	28,567	276,910
Informa PLC	51,313	517,262
Inmarsat PLC	53,322	270,851
InterContinental Hotels Group PLC	9,051	541,897
Intertek Group PLC	6,256	408,958
Intu Properties PLC(a)	149,208	434,735
Investec PLC	51,743	398,928
ITV PLC	609,233	1,231,952
J Sainsbury PLC	175,283	587,178
Jardine Lloyd Thompson Group PLC	15,074	271,089
John Wood Group PLC	39,157	296,619
Johnson Matthey PLC	9,958	424,939
Jupiter Fund Management PLC	51,068	337,846
Kingfisher PLC	180,625	741,139
Land Securities Group PLC	56,941	748,526
Man Group PLC	174,864	420,933
Marks & Spencer Group PLC	191,041	724,115
Mediclinic International PLC(a)	19,960	168,279
Meggitt PLC	46,341	280,701
Merlin Entertainments PLC(b)	30,371	147,667
Micro Focus International PLC	13,346	184,746
Mondi PLC	22,485	604,029
NEX Group PLC	50,388	693,413
Next PLC	12,480	833,155
Old Mutual PLC	316,551	1,062,630
Pearson PLC	134,795	1,416,287
Pennon Group PLC	37,071	334,589
Persimmon PLC	39,978	1,418,853
Rentokil Initial PLC	87,960	335,251
Rightmove PLC	4,368	266,359
Royal Mail PLC	122,307	927,863
RPC Group PLC	20,602	223,459
RSA Insurance Group PLC	56,709	501,174
Saga PLC	102,693	162,497
Sage Group PLC (The)	61,168	548,475
Schroders PLC	12,303	550,896
Segro PLC	64,352	542,721
Severn Trent PLC	17,831	461,246
Smiths Group PLC	22,029	467,706
Spectris PLC	5,851	221,118
Spirax-Sarco Engineering PLC	3,334	269,158
St. James’s Place PLC	34,047	518,925
Standard Life Aberdeen PLC	348,971	1,760,863
Tate & Lyle PLC	41,869	319,864
Taylor Wimpey PLC	119,278	308,879
Travis Perkins PLC	17,503	302,987
United Utilities Group PLC	62,036	622,570
Weir Group PLC (The)	11,986	335,354
Whitbread PLC	10,889	565,178
William Hill PLC	96,448	446,887

See Notes to Financial Statements.

82	WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

Schedule of Investments (concluded)

WisdomTree International MidCap Dividend Fund (DIM)

March 31, 2018

Investments	Shares	Value
WM Morrison Supermarkets PLC	118,755	$355,669

Total United Kingdom		43,696,753
TOTAL COMMON STOCKS (Cost: $242,228,902)		284,459,763
EXCHANGE-TRADED FUNDS – 0.0%
United States – 0.0%
WisdomTree Australia Dividend Fund(a)(c)	763	42,653
WisdomTree Japan Hedged Equity Fund(a)(c)	784	43,912
TOTAL EXCHANGE-TRADED FUNDS (Cost: $89,292)		86,565
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 5.4%
United States – 5.4%
State Street Navigator Securities Lending Government Money Market Portfolio, 1.74%(d)
(Cost: $15,346,429)(e)	15,346,429	15,346,429
TOTAL INVESTMENTS IN SECURITIES – 104.8% (Cost: $257,664,623)		299,892,757
Other Assets less Liabilities – (4.8)%		(13,803,974)

NET ASSETS – 100.0%		$286,088,783

*	Non-income producing security.

(a)	Security, or portion thereof, was on loan at March 31, 2018 (See Note 2).

(b)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

(c)	Affiliated company (See Note 3).

(d)	Rate shown represents annualized 7-day yield as of March 31, 2018.

(e)

At March 31, 2018, the total market value of the Fund’s securities on loan was $20,511,870 and the total market value of the collateral held by the Fund was $21,659,074. The total market value of the collateral includes non-cash U.S. Government and U.S. Government Agencies securities collateral having a value of $6,312,645. Total securities on loan may not correspond with the amounts identified in the Schedule of Investments because pending sales of securities on loan may be in the process of recall from the borrower.

FINANCIAL DERIVATIVE INSTRUMENTS
FOREIGN CURRENCY CONTRACTS (OTC – OVER THE COUNTER)
Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation	Unrealized Depreciation
State Street Bank and Trust	4/3/2018	19,112	USD	150,000	HKD	$—	$(1)

CURRENCY LEGEND

HKD – Hong Kong dollar

USD – U.S. dollar

See Notes to Financial Statements.

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds	83

Schedule of Investments

WisdomTree International Quality Dividend Growth Fund (IQDG)

March 31, 2018

Investments	Shares	Value
COMMON STOCKS – 99.4%
Australia – 4.7%
Aristocrat Leisure Ltd.	2,443	$45,086
BT Investment Management Ltd.	5,634	43,432
carsales.com Ltd.	3,428	35,524
Cochlear Ltd.	465	64,780
Crown Resorts Ltd.	11,901	115,843
CSL Ltd.	2,801	334,007
Domino’s Pizza Enterprises Ltd.(a)	120	3,841
JB Hi-Fi Ltd.(a)	1,616	31,993
Magellan Financial Group Ltd.	2,336	42,717
Medibank Pvt Ltd.	56,493	125,665
NIB Holdings Ltd.	7,317	35,808
Northern Star Resources Ltd.	4,279	20,612
Pact Group Holdings Ltd.	7,419	31,185
Ramsay Health Care Ltd.	1,682	80,404
REA Group Ltd.	544	33,052
Seek Ltd.	4,295	61,277
TPG Telecom Ltd.(a)	11,026	46,432

Total Australia		1,151,658
Austria – 0.1%
ams AG*	239	24,923
Belgium – 0.2%
Melexis N.V.	563	56,085
China – 2.9%
China Everbright International Ltd.	47,000	65,874
China Overseas Land & Investment Ltd.	150,000	520,813
CSPC Pharmaceutical Group Ltd.	44,000	116,892

Total China		703,579
Denmark – 6.9%
Chr Hansen Holding A/S	908	78,052
Coloplast A/S Class B	2,210	186,181
Dfds A/S	479	26,728
DSV A/S	468	36,624
Novo Nordisk A/S Class B	25,182	1,236,062
Pandora A/S	494	52,963
Royal Unibrew A/S	611	40,344
SimCorp A/S	317	21,957

Total Denmark		1,678,911
Finland – 0.9%
Konecranes Oyj	1,040	45,073
Nokian Renkaat Oyj(a)	1,728	78,419
Uponor Oyj	837	13,969
Wartsila Oyj Abp	3,558	78,546

Total Finland		216,007
France – 8.3%
Airbus SE	6,523	752,493
Altran Technologies S.A.(a)	2,285	33,779
Cie Plastic Omnium S.A.	925	44,253
Hermes International	257	152,189
Iliad S.A.	48	9,918
Ipsen S.A.	339	52,594
LVMH Moet Hennessy Louis Vuitton SE	2,669	821,274
Sartorius Stedim Biotech	237	21,409
SEB S.A.	193	36,838
Valeo S.A.	1,524	100,537

Total France		2,025,284
Germany – 5.7%
adidas AG	774	187,192
Continental AG	1,221	336,820
Covestro AG(b)	2,097	205,959
CTS Eventim AG & Co. KGaA	931	43,578
Fuchs Petrolub SE	656	33,360
Hella GmbH & Co. KGaA	797	52,342
Henkel AG & Co. KGaA	1,596	200,799
Infineon Technologies AG	5,522	147,641
Nemetschek SE	321	35,925
Pfeiffer Vacuum Technology AG	47	7,301
United Internet AG Registered Shares	1,583	99,484
Wirecard AG	333	39,283

Total Germany		1,389,684
Hong Kong – 0.7%
Galaxy Entertainment Group Ltd.	14,000	127,098
Techtronic Industries Co., Ltd.	6,500	37,890
Vitasoy International Holdings Ltd.	6,000	15,443

Total Hong Kong		180,431
Ireland – 0.4%
Irish Continental Group PLC	3,031	21,322
Kerry Group PLC Class A	640	64,858

Total Ireland		86,180
Israel – 0.6%
Bezeq Israeli Telecommunication Corp., Ltd.	94,531	120,626
Shapir Engineering and Industry Ltd.	6,039	19,299

Total Israel		139,925
Italy – 1.5%
Anima Holding SpA(b)	6,040	40,930
Banca IFIS SpA	564	21,697
De’ Longhi SpA	1,284	38,088
DiaSorin SpA	290	26,072
Ferrari N.V.	448	53,742
Industria Macchine Automatiche SpA	416	40,443
Interpump Group SpA	1,013	34,211
Moncler SpA	756	28,730
Recordati SpA	1,059	39,046
Salvatore Ferragamo SpA(a)	1,547	42,656

Total Italy		365,615
Japan – 15.5%
Asahi Intecc Co., Ltd.	1,100	43,597
Brother Industries Ltd.	1,900	44,181
Daikin Industries Ltd.	1,600	176,549
DeNA Co., Ltd.(a)	1,200	21,664
Fast Retailing Co., Ltd.	300	121,975
Harmonic Drive Systems, Inc.	200	11,490

See Notes to Financial Statements.

84	WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

Schedule of Investments (continued)

WisdomTree International Quality Dividend Growth Fund (IQDG)

March 31, 2018

Investments	Shares	Value
Haseko Corp.	2,000	$30,447
Hikari Tsushin, Inc.	300	47,983
Hino Motors Ltd.	5,200	66,937
Hoya Corp.	2,500	124,706
Kakaku.com, Inc.	1,700	29,764
Kaken Pharmaceutical Co., Ltd.	1,000	59,050
Keyence Corp.	100	62,097
Kose Corp.	100	20,940
Kubota Corp.	9,600	168,079
M3, Inc.	400	17,978
Makita Corp.	1,700	83,122
Meitec Corp.	400	22,153
Mixi, Inc.	900	33,258
MonotaRO Co., Ltd.(a)	300	10,776
Murata Manufacturing Co., Ltd.	1,500	205,501
Nabtesco Corp.	1,200	46,319
NGK Insulators Ltd.	3,100	53,459
Nidec Corp.	1,300	200,348
Nihon M&A Center, Inc.	600	20,649
Nippon Paint Holdings Co., Ltd.	1,500	55,078
Nitori Holdings Co., Ltd.	100	17,682
Obic Co., Ltd.	800	66,573
Open House Co., Ltd.	1,200	74,471
Oracle Corp.	1,300	105,736
Park24 Co., Ltd.(a)	1,700	45,589
Persol Holdings Co., Ltd.	1,400	40,743
Pigeon Corp.	600	27,109
Relo Group, Inc.	1,300	36,011
Ryohin Keikaku Co., Ltd.	100	33,568
Seiko Epson Corp.	2,900	51,565
Shimano, Inc.	300	43,272
Shionogi & Co., Ltd.	1,800	92,936
Square Enix Holdings Co., Ltd.	1,300	59,530
Start Today Co., Ltd.	1,200	32,068
Subaru Corp.	9,600	314,764
Sundrug Co., Ltd.	600	27,729
Sysmex Corp.	1,200	108,773
T-Gaia Corp.	1,300	36,195
Tokyo Electron Ltd.	1,500	282,299
Trend Micro, Inc.	1,600	95,534
Tsuruha Holdings, Inc.	200	28,528
USS Co., Ltd.	2,500	50,541
Yahoo Japan Corp.(a)	50,800	235,968
Yamaha Motor Co., Ltd.	2,400	71,763
Zenkoku Hosho Co., Ltd.(a)	400	17,565

Total Japan		3,774,612
Netherlands – 2.7%
ASML Holding N.V.	2,072	408,102
BE Semiconductor Industries N.V.	643	65,675
Flow Traders(b)	1,055	44,919
GrandVision N.V.(b)	498	11,343
Koninklijke Vopak N.V.	1,758	86,159
TKH Group N.V. CVA	738	47,197

Total Netherlands		663,395
New Zealand – 0.5%
Fisher & Paykel Healthcare Corp., Ltd.	5,798	55,211
Mainfreight Ltd.	1,268	22,503
Ryman Healthcare Ltd.	4,396	33,584

Total New Zealand		111,298
Norway – 1.5%
Borregaard ASA	2,034	19,172
Entra ASA(b)	2,837	38,593
Orkla ASA	12,744	136,580
Salmar ASA	2,543	104,040
Tomra Systems ASA	1,405	29,349
Veidekke ASA	2,247	25,100
XXL ASA(b)	961	9,841

Total Norway		362,675
Portugal – 0.7%
Jeronimo Martins, SGPS, S.A.	9,117	166,002
Singapore – 0.1%
First Resources Ltd.(a)	28,600	36,641
Spain – 3.8%
Almirall S.A.(a)	625	7,371
Amadeus IT Group S.A.	4,007	295,582
Atresmedia Corp. de Medios de Comunicacion S.A.	1,344	12,802
Industria de Diseno Textil S.A.	17,571	549,535
Prosegur Cia de Seguridad S.A.	7,255	55,677
Tecnicas Reunidas S.A.(a)	450	13,277

Total Spain		934,244
Sweden – 6.9%
AAK AB	333	29,305
Assa Abloy AB Class B	7,462	160,693
Atlas Copco AB Class A	7,543	325,325
Atlas Copco AB Class B	4,588	177,772
Axfood AB	3,630	61,874
Boliden AB	3,503	122,347
Castellum AB	1,587	25,866
Clas Ohlson AB Class B	1,856	20,012
Fabege AB	2,994	64,636
Hemfosa Fastigheter AB	3,166	38,295
Hennes & Mauritz AB Class B(a)	7,834	117,097
Hexpol AB	3,851	35,568
Indutrade AB	1,247	32,043
Intrum Justitia AB(a)	648	18,315
Investment AB Latour Class B	4,547	51,525
JM AB	681	15,409
Lifco AB Class B	605	23,189
Loomis AB Class B	958	34,363
NetEnt AB*	386	1,933
Peab AB	1,920	17,217
Sandvik AB	13,612	247,785
Trelleborg AB Class B	2,731	68,415

Total Sweden		1,688,984
Switzerland – 12.1%
EMS-Chemie Holding AG Registered Shares	251	158,054

See Notes to Financial Statements.

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds	85

Schedule of Investments (continued)

WisdomTree International Quality Dividend Growth Fund (IQDG)

March 31, 2018

Investments	Shares	Value
Geberit AG Registered Shares	403	$177,764
Givaudan S.A. Registered Shares	123	279,499
Logitech International S.A. Registered Shares	1,263	46,110
Oriflame Holding AG	797	38,067
Partners Group Holding AG	322	238,743
Roche Holding AG Bearer Shares	1,949	451,429
Roche Holding AG Genusschein	5,224	1,195,257
Schindler Holding AG Participation Certificate	80	17,210
Schindler Holding AG Registered Shares	683	142,648
Sonova Holding AG Registered Shares	445	70,542
Straumann Holding AG Registered Shares	49	30,804
Swatch Group AG (The) Bearer Shares	177	77,890
Temenos Group AG Registered Shares*	242	28,911

Total Switzerland		2,952,928
United Kingdom – 22.7%
Ashtead Group PLC	2,764	75,220
Berkeley Group Holdings PLC	2,030	107,899
Brewin Dolphin Holdings PLC	5,134	24,832
British American Tobacco PLC	12,632	732,020
Burberry Group PLC	2,380	56,624
Coca-Cola European Partners PLC	3,547	147,532
Compass Group PLC	9,287	189,620
Cranswick PLC	560	22,342
Crest Nicholson Holdings PLC	3,104	19,786
Croda International PLC	973	62,350
Diageo PLC	20,645	698,535
Domino’s Pizza Group PLC	4,759	22,064
Dunelm Group PLC	2,052	15,170
easyJet PLC	5,774	129,961
Electrocomponents PLC	4,208	35,430
FDM Group Holdings PLC	1,537	21,992
Halma PLC	1,788	29,572
Hargreaves Lansdown PLC	4,263	97,656
Hays PLC	9,820	25,939
Hikma Pharmaceuticals PLC	794	13,461
HomeServe PLC	2,683	27,776
Howden Joinery Group PLC	6,503	42,036
Jardine Lloyd Thompson Group PLC	2,962	53,268
Johnson Matthey PLC	1,732	73,910
Marshalls PLC	4,169	24,457
Mediclinic International PLC(a)	655	5,522
Merlin Entertainments PLC(b)	1,733	8,426
Moneysupermarket.com Group PLC	5,758	23,166
Pagegroup PLC	5,734	43,154
Persimmon PLC	4,173	148,103
Reckitt Benckiser Group PLC	4,379	370,660
RELX PLC	8,281	170,183
Renishaw PLC	483	30,531
Rightmove PLC	433	26,404
Sage Group PLC (The)	8,164	73,204
Savills PLC	2,063	28,404
Spirax-Sarco Engineering PLC	542	43,756
Superdry PLC	1,156	25,314
Taylor Wimpey PLC	15,495	40,125
Unilever N.V. CVA	17,761	1,001,956
Unilever PLC	10,761	597,104
Unite Group PLC (The)	3,201	35,541
Victrex PLC	993	35,772
WH Smith PLC	1,076	29,403
William Hill PLC	11,249	52,122

Total United Kingdom		5,538,302
TOTAL COMMON STOCKS (Cost: $22,234,782)		24,247,363
RIGHTS – 0.0%
France – 0.0%
Altran Technologies S.A., expiring 4/9/18*(a)	2,285	3,822
Italy – 0.0%
Anima Holding SpA, expiring 4/12/18*	6,040	2,303
TOTAL RIGHTS (Cost: $0)		6,125
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 2.5%
United States – 2.5%
State Street Navigator Securities Lending Government Money Market Portfolio, 1.74%(c)
(Cost: $597,345)(d)	597,345	597,345
TOTAL INVESTMENTS IN SECURITIES – 101.9% (Cost: $22,832,127)		24,850,833
Other Assets less Liabilities – (1.9)%		(454,780)

NET ASSETS – 100.0%		$24,396,053
*	Non-income producing security.

(a)	Security, or portion thereof, was on loan at March 31, 2018 (See Note 2).

(b)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

(c)	Rate shown represents annualized 7-day yield as of March 31, 2018.

(d)

At March 31, 2018, the total market value of the Fund’s securities on loan was $673,665 and the total market value of the collateral held by the Fund was $728,579. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $131,234. Total securities on loan may not correspond with the amounts identified in the Schedule of Investments because pending sales of securities on loan may be in the process of recall from the borrower.

CVA – Certificaten Van Aandelen (Certificate of Stock)

See Notes to Financial Statements.

86	WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

Schedule of Investments (concluded)

WisdomTree International Quality Dividend Growth Fund (IQDG)

March 31, 2018

FINANCIAL DERIVATIVE INSTRUMENTS
FOREIGN CURRENCY CONTRACTS (OTC – OVER THE COUNTER)
Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation	Unrealized Depreciation
Bank of America N.A.	4/4/2018	4,069	USD	2,900	GBP	$1	$—
Citibank N.A.	4/2/2018	8,058	USD	28,225	ILS	19	—
Citibank N.A.	4/2/2018	3,053	USD	325,000	JPY	—	(3)
Citibank N.A.	4/3/2018	68,003	CHF	71,314	USD	—	(300)
Citibank N.A.	4/3/2018	131,860	EUR	162,855	USD	—	(687)
Citibank N.A.	4/3/2018	50,606	GBP	71,362	USD	—	(372)
Citibank N.A.	4/3/2018	687,623	SEK	82,818	USD	—	(712)
Citibank N.A.	4/3/2018	69,279	USD	66,063	CHF	292	—
Citibank N.A.	4/3/2018	151,605	USD	122,751	EUR	640	—
Citibank N.A.	4/3/2018	70,157	USD	49,752	GBP	365	—
Citibank N.A.	4/3/2018	87,425	USD	725,877	SEK	752	—
Citibank N.A.	4/4/2018	1,595,638	JPY	14,995	USD	9	—
Goldman Sachs	4/4/2018	3,251	USD	27,145	SEK	10	—
Macquarie Bank Ltd.	4/3/2018	7,703,080	JPY	72,201	USD	231	—
Macquarie Bank Ltd.	4/3/2018	77,299	USD	8,246,999	JPY	—	(247)
Macquarie Bank Ltd.	4/4/2018	12,865	AUD	9,851	USD	17	—
Macquarie Bank Ltd.	4/4/2018	254,802	HKD	32,468	USD	—	(2)
Macquarie Bank Ltd.	4/4/2018	4,830	NZD	3,476	USD	9	—
Macquarie Bank Ltd.	4/4/2018	28,922	SGD	22,044	USD	12	—
Macquarie Bank Ltd.	4/4/2018	8,587	USD	11,214	AUD	—	(15)
Macquarie Bank Ltd.	4/4/2018	37,823	USD	296,830	HKD	2	—
Macquarie Bank Ltd.	4/4/2018	27,364	USD	35,902	SGD	—	(15)
Morgan Stanley & Co. International	4/4/2018	4,236	USD	5,513	AUD	7	—
Morgan Stanley & Co. International	4/4/2018	319	USD	2,500	HKD	—	—
UBS AG	4/3/2018	3,937	USD	3,200	EUR	1	—
UBS AG	4/4/2018	3,137	USD	3,000	CHF	4	—
UBS AG	4/4/2018	11,884	USD	72,000	DKK	4	—
						$2,375	$(2,353)

CURRENCY LEGEND

AUD – Australian dollar

CHF – Swiss franc

DKK – Danish krone

EUR – Euro

GBP – British pound

HKD – Hong Kong dollar

ILS – Israeli New shekel

JPY – Japanese yen

NZD – New Zealand dollar

SEK – Swedish krona

SGD – Singapore dollar

USD – U.S. dollar

See Notes to Financial Statements.

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds	87

Schedule of Investments

WisdomTree International SmallCap Dividend Fund (DLS)

March 31, 2018

Investments	Shares	Value
COMMON STOCKS – 98.9%
Australia – 12.4%
Accent Group Ltd.(a)	2,986,551	$2,897,905
Adelaide Brighton Ltd.(a)	864,066	4,122,503
Ainsworth Game Technology Ltd.(a)	646,857	917,918
ALS Ltd.	563,824	3,209,010
Altium Ltd.	297,300	4,538,075
Ansell Ltd.	230,975	4,475,298
AP Eagers Ltd.	239,455	1,561,229
APN Outdoor Group Ltd.(a)	295,254	1,050,842
ARB Corp., Ltd.	76,429	1,161,945
Asaleo Care Ltd.	1,524,144	1,496,441
AUB Group Ltd.	85,664	929,119
Austal Ltd.	649,950	904,858
Australian Pharmaceutical Industries Ltd.	1,021,576	1,175,400
Automotive Holdings Group Ltd.(a)	884,861	2,382,351
Baby Bunting Group Ltd.(a)	811,342	818,377
Bapcor Ltd.	265,721	1,157,705
Beach Energy Ltd.	3,409,086	3,177,151
Beacon Lighting Group Ltd.	568,267	666,910
Bega Cheese Ltd.(a)	223,212	1,159,124
Blackmores Ltd.(a)	28,061	2,707,097
Breville Group Ltd.	211,770	1,889,156
Brickworks Ltd.	191,874	2,284,186
BT Investment Management Ltd.	589,175	4,541,863
Cabcharge Australia Ltd.	893,979	1,220,593
carsales.com Ltd.	355,975	3,688,914
Cedar Woods Properties Ltd.	253,610	1,243,057
Cleanaway Waste Management Ltd.	2,727,159	3,022,748
Collins Foods Ltd.	267,875	1,068,462
Corporate Travel Management Ltd.	124,511	2,242,485
CSG Ltd.*(a)	1,581,273	388,133
CSR Ltd.	1,604,172	6,373,887
Dicker Data Ltd.	374,133	840,848
Dongfang Modern Agriculture Holding Group Ltd.	851,542	698,898
DuluxGroup Ltd.	644,727	3,649,689
Eclipx Group Ltd.	519,768	1,427,303
Elanor Investor Group	488,414	764,261
ERM Power Ltd.	628,416	874,878
Estia Health Ltd.	269,811	701,589
Event Hospitality and Entertainment Ltd.	267,920	2,862,727
Fairfax Media Ltd.	4,727,326	2,447,614
Flight Centre Travel Group Ltd.(a)	222,290	9,717,225
G8 Education Ltd.(a)	994,066	2,012,996
Genworth Mortgage Insurance Australia Ltd.(a)	1,934,973	3,428,551
GrainCorp Ltd. Class A	142,226	924,030
Greencross Ltd.	223,473	906,785
GUD Holdings Ltd.	181,367	1,655,499
GWA Group Ltd.	614,015	1,582,493
Healthscope Ltd.	2,923,177	4,338,701
HT&E Ltd.(a)	470,845	688,013
IDP Education Ltd.	318,134	1,817,984
IMF Bentham Ltd.(a)	478,766	954,817
Infomedia Ltd.	909,658	586,113
Invocare Ltd.	167,534	1,669,305
IOOF Holdings Ltd.	909,180	7,099,395
IPH Ltd.(a)	364,208	947,050
IRESS Ltd.	337,286	2,455,207
iSentia Group Ltd.(a)	453,145	290,233
IVE Group Ltd.	530,005	878,127
Japara Healthcare Ltd.(a)	401,441	618,930
JB Hi-Fi Ltd.(a)	275,858	5,461,315
Link Administration Holdings Ltd.	219,701	1,405,471
MACA Ltd.	2,000,102	2,040,457
Mantra Group Ltd.	422,287	1,272,987
McMillan Shakespeare Ltd.	199,585	2,579,595
Mineral Resources Ltd.	343,253	4,473,335
Monadelphous Group Ltd.	246,343	2,872,152
Mortgage Choice Ltd.(a)	587,701	818,195
Myer Holdings Ltd.(a)	3,615,108	1,039,863
MYOB Group Ltd.	756,915	1,770,805
MyState Ltd.	336,863	1,224,772
Navigator Global Investments Ltd.	843,638	2,400,787
Navitas Ltd.(a)	599,260	2,279,925
NIB Holdings Ltd.	885,861	4,335,208
Nick Scali Ltd.	175,627	905,283
Nine Entertainment Co. Holdings Ltd.	2,625,778	4,572,014
Northern Star Resources Ltd.	664,385	3,200,392
Nufarm Ltd.	271,253	1,758,146
OFX Group Ltd.(a)	437,698	567,394
oOh!media Ltd.(a)	236,716	833,420
Orora Ltd.	1,914,736	4,846,704
OZ Minerals Ltd.	476,555	3,286,218
Pact Group Holdings Ltd.	651,372	2,737,999
Peet Ltd.	792,925	863,663
Perpetual Ltd.	118,396	4,227,469
Platinum Asset Management Ltd.(a)	1,918,562	8,623,769
Premier Investments Ltd.(a)	375,432	4,547,127
Primary Health Care Ltd.	300,702	899,549
Regis Resources Ltd.	808,863	2,810,586
Retail Food Group Ltd.(a)	473,956	338,100
Sandfire Resources NL	138,830	779,503
Scottish Pacific Group Ltd.(a)	359,506	893,459
SeaLink Travel Group Ltd.(a)	247,155	758,321
Seven Group Holdings Ltd.(a)	982,193	13,184,345
SG Fleet Group Ltd.	493,704	1,446,617
Sigma Healthcare Ltd.	3,288,869	1,967,727
Silver Chef Ltd.(a)	173,876	520,149
Sims Metal Management Ltd.	227,592	2,520,855
Sirtex Medical Ltd.	66,119	1,406,878
Southern Cross Media Group Ltd.	2,236,185	1,775,300
Steadfast Group Ltd.	986,018	1,898,376
Super Retail Group Ltd.	467,031	2,436,006
Tassal Group Ltd.	188,318	547,463
Villa World Ltd.	769,378	1,428,166
Village Roadshow Ltd.*	214,834	514,140
Vita Group Ltd.(a)	1,093,411	1,023,215

See Notes to Financial Statements.

88	WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

Schedule of Investments (continued)

WisdomTree International SmallCap Dividend Fund (DLS)

March 31, 2018

Investments	Shares	Value
Viva Energy REIT	487,876	$748,451
Vocus Group Ltd.(a)	1,189,783	2,026,023
WPP AUNZ Ltd.	1,725,674	1,211,166

Total Australia		241,390,863
Austria – 1.0%
AT&S Austria Technologie & Systemtechnik AG	46,807	1,266,443
Porr AG(a)	43,272	1,487,446
S IMMO AG	135,330	2,679,614
UNIQA Insurance Group AG	1,187,092	13,774,587
Zumtobel Group AG(a)	46,712	438,334

Total Austria		19,646,424
Belgium – 1.2%
Cofinimmo S.A.	60,676	7,865,202
D’ieteren S.A./N.V.	62,886	2,544,498
EVS Broadcast Equipment S.A.	18,839	608,190
Exmar N.V.*	261,127	1,686,023
Ion Beam Applications(a)	42,252	851,684
Orange Belgium S.A.	114,232	2,334,915
Recticel S.A.	89,811	1,124,423
Warehouses De Pauw CVA	54,279	6,742,260

Total Belgium		23,757,195
China – 1.6%
Beijing Tong Ren Tang Chinese Medicine Co., Ltd.	434,000	815,101
China Aerospace International Holdings Ltd.	5,208,000	564,046
China Agri-Industries Holdings Ltd.	3,581,000	1,574,156
China South City Holdings Ltd.(a)	13,386,000	3,018,898
China Traditional Chinese Medicine Holdings Co., Ltd.(a)	4,258,000	3,141,294
China Travel International Investment Hong Kong Ltd.	7,102,000	2,515,648
CITIC Telecom International Holdings Ltd.	6,973,822	2,017,071
CPMC Holdings Ltd.	1,702,109	1,093,056
Goldpac Group Ltd.(a)	2,016,000	611,353
Guotai Junan International Holdings Ltd.(a)	10,299,000	2,965,705
Rivera Holdings Ltd.	10,858,000	830,091
Shougang Fushan Resources Group Ltd.	6,198,000	1,579,450
Sinotruk Hong Kong Ltd.(a)	1,963,000	2,323,595
Yuexiu Property Co., Ltd.	32,406,000	7,638,737

Total China		30,688,201
Denmark – 1.6%
Alm Brand A/S	242,265	2,458,265
Matas A/S	96,567	1,042,004
NNIT A/S(b)	23,414	668,320
Per Aarsleff Holding A/S	40,340	1,507,534
Royal Unibrew A/S	62,510	4,127,523
Scandinavian Tobacco Group A/S Class A(b)	223,914	3,934,538
Schouw & Co. A/S	30,409	2,997,802
SimCorp A/S	39,142	2,711,117
Spar Nord Bank A/S	374,967	4,448,205
Sydbank A/S	171,509	6,287,729

Total Denmark		30,183,037
Finland – 2.4%
Aktia Bank Oyj	65,561	740,185
Citycon Oyj(a)	2,554,857	5,740,602
Cramo Oyj	66,747	1,391,406
DNA Oyj	231,970	5,029,635
F-Secure Oyj	236,170	1,061,609
HKScan Oyj Class A(a)	371,216	1,401,578
Kemira Oyj	201,052	2,571,544
Lassila & Tikanoja Oyj	106,186	2,201,796
Lehto Group Oyj	38,646	555,136
Metsa Board Oyj(a)	529,647	5,312,058
Oriola Oyj Class B(a)	242,177	732,690
Ramirent Oyj	250,322	2,061,114
Sanoma Oyj	370,283	4,337,616
Technopolis Oyj	327,395	1,477,714
Tieto Oyj(a)	160,549	5,346,980
Tikkurila Oyj(a)	64,685	1,242,616
Tokmanni Group Corp.	140,438	1,145,982
Uponor Oyj	117,281	1,957,311
YIT Oyj(a)	187,207	1,565,609

Total Finland		45,873,181
France – 1.9%
Albioma S.A.	72,162	1,709,296
Coface S.A.	436,500	4,987,148
Europcar Groupe S.A.(b)	187,144	2,078,337
Gaztransport Et Technigaz S.A.	114,536	7,169,883
IPSOS	56,386	2,213,535
Jacquet Metal Service	50,558	1,824,947
Kaufman & Broad S.A.	49,264	2,588,292
Korian S.A.	72,128	2,439,433
LISI	17,644	709,573
Neopost S.A.	84,858	2,233,361
Nexans S.A.	23,821	1,230,443
Rallye S.A.(a)	273,465	4,103,117
Television Francaise 1	228,596	3,100,962

Total France		36,388,327
Germany – 4.3%
Aareal Bank AG	156,020	7,433,480
alstria office REIT-AG	311,879	4,882,776
AURELIUS Equity Opportunities SE & Co. KGaA(a)	105,062	7,313,317
Bechtle AG	44,222	3,578,628
Bertrandt AG	7,475	851,744
Bilfinger SE	60,586	2,756,934
Borussia Dortmund GmbH & Co. KGaA	225,524	1,418,700
Cewe Stiftung & Co. KGaA	7,575	744,358
Comdirect Bank AG	86,874	1,258,599
CropEnergies AG	122,274	778,962
Deutz AG	69,353	635,439
Diebold Nixdorf AG*	22,392	1,850,608
Elmos Semiconductor AG	54,761	1,676,961
Encavis AG	236,343	1,863,173
Gerresheimer AG	16,123	1,321,595

See Notes to Financial Statements.

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds	89

Schedule of Investments (continued)

WisdomTree International SmallCap Dividend Fund (DLS)

March 31, 2018

Investments	Shares	Value
Grammer AG	22,499	$1,409,807
Hamburger Hafen und Logistik AG	129,391	2,904,151
Indus Holding AG	35,429	2,479,268
Jenoptik AG	59,758	2,110,730
Kloeckner & Co. SE	126,576	1,587,829
Leoni AG	26,451	1,688,998
MLP SE	210,267	1,276,176
NORMA Group SE	30,416	2,274,354
Pfeiffer Vacuum Technology AG	17,691	2,747,945
RHOEN-KLINIKUM AG	107,071	3,605,434
Sixt SE	53,479	5,791,152
Takkt AG	77,225	1,757,041
TLG Immobilien AG	175,190	4,804,702
VTG AG	38,545	2,178,241
Wacker Neuson SE	103,485	3,581,408
Washtec AG	8,759	833,773
Wuestenrot & Wuerttembergische AG	159,291	3,757,441
Zeal Network SE	23,793	763,734

Total Germany		83,917,458
Hong Kong – 1.0%
Chu Kong Shipping Enterprises Group Co., Ltd.	2,696,000	700,768
Dah Sing Financial Holdings Ltd.	453,029	2,863,071
Hong Kong Aircraft Engineering Co., Ltd.(a)	373,600	2,170,682
Hongkong & Shanghai Hotels Ltd. (The)	1,484,870	2,259,005
Kowloon Development Co., Ltd.	3,878,000	4,363,077
Lai Sun Development Co., Ltd.	871,734	1,428,398
Miramar Hotel & Investment(a)	521,000	1,027,621
Television Broadcasts Ltd.	975,400	3,231,324
Vitasoy International Holdings Ltd.	912,364	2,348,248

Total Hong Kong		20,392,194
Indonesia – 0.1%
Bumitama Agri Ltd.	2,352,900	1,273,972
Ireland – 0.7%
C&C Group PLC	495,754	1,621,811
Grafton Group PLC	187,470	2,024,968
Greencore Group PLC(a)	729,065	1,355,632
Hostelworld Group PLC(b)	256,900	1,376,649
IFG Group PLC	357,459	918,808
Irish Continental Group PLC	428,092	3,011,518
Origin Enterprises PLC	112,723	741,683
UDG Healthcare PLC	270,356	3,291,937

Total Ireland		14,343,006
Israel – 2.9%
Amot Investments Ltd.	821,214	4,392,782
Ashtrom Properties Ltd.	208,169	1,003,238
Avgol Industries 1953 Ltd.	1,307,920	1,287,486
B Communications Ltd.*	102,175	1,339,886
Delek Automotive Systems Ltd.	553,293	4,141,601
Delta-Galil Industries Ltd.	37,554	1,103,885
Direct Insurance Financial Investments Ltd.	103,168	1,335,276
Discount Investment Corp., Ltd. Registered Shares	802,652	2,398,228
El Al Israel Airlines	1,971,008	656,282
First International Bank of Israel Ltd.	243,052	5,116,010
Gazit-Globe Ltd.	203,520	2,007,462
Harel Insurance Investments & Financial Services Ltd.	319,753	2,525,528
Inrom Construction Industries Ltd.	506,422	2,351,191
Magic Software Enterprises Ltd.	83,831	684,096
Matrix IT Ltd.	232,347	2,617,407
Maytronics Ltd.	261,232	1,290,965
Mediterranean Towers Ltd.*	396,540	802,714
Meitav Dash Investments Ltd.	234,190	749,093
Melisron Ltd.	63,820	2,539,457
Migdal Insurance & Financial Holding Ltd.*	755,887	805,869
Nawi Brothers Ltd.	88,655	467,662
Oil Refineries Ltd.	10,119,138	4,675,005
Rami Levy Chain Stores Hashikma Marketing 2006 Ltd.	17,347	870,599
Scope Metals Group Ltd.	23,325	647,959
Sella Capital Real Estate Ltd.	1,053,672	2,045,309
Shapir Engineering and Industry Ltd.	349,961	1,118,408
Shikun & Binui Ltd.	616,547	1,014,159
Shufersal Ltd.*	343,942	2,187,569
Strauss Group Ltd.	120,542	2,592,227
ZUR Shamir Holdings Ltd.	175,153	770,786

Total Israel		55,538,139
Italy – 4.4%
Anima Holding SpA(b)	495,076	3,354,871
Ascopiave SpA	878,872	3,523,672
Astaldi SpA(a)	218,728	595,572
ASTM SpA	111,437	2,802,690
Banca IFIS SpA	96,964	3,730,178
Banca Popolare di Sondrio SCPA	484,927	1,919,175
Banca Sistema SpA(a)(b)	248,281	683,981
Biesse SpA	58,598	3,473,619
BPER Banca	301,992	1,682,465
Cairo Communication SpA(a)	178,163	799,765
Cerved Information Solutions SpA	183,623	2,287,646
CIR-Compagnie Industriali Riunite SpA	914,083	1,209,623
Cofide SpA	1,541,242	924,055
Credito Emiliano SpA	337,837	2,954,127
Datalogic SpA	64,551	2,020,426
Ei Towers SpA	46,221	2,589,286
Enav SpA(b)	1,067,891	5,692,042
ERG SpA	252,251	6,012,277
Esprinet SpA(a)	69,881	373,853
Immobiliare Grande Distribuzione SIIQ SpA(a)	167,117	1,559,553
IMMSI SpA*	1,188,394	929,544
Italmobiliare SpA	50,428	1,417,132
Maire Tecnimont SpA(a)	266,243	1,368,695
MARR SpA	146,476	4,348,666
OVS SpA(b)	241,960	1,482,517
RAI Way SpA(b)	398,867	2,209,913
Saras SpA	3,791,922	8,315,015
Societa Cattolica di Assicurazioni SC	414,597	4,410,568

See Notes to Financial Statements.

90	WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

Schedule of Investments (continued)

WisdomTree International SmallCap Dividend Fund (DLS)

March 31, 2018

Investments	Shares	Value
Societa Iniziative Autostradali e Servizi SpA	332,958	$6,195,562
Tod’s SpA(a)	59,555	4,321,381
Zignago Vetro SpA	151,262	1,544,046

Total Italy		84,731,915
Japan – 26.5%
Adastria Co., Ltd.(a)	43,200	881,061
ADEKA Corp.	98,901	1,783,659
Aeon Delight Co., Ltd.	53,000	1,918,665
Ai Holdings Corp.	47,500	1,323,390
Aica Kogyo Co., Ltd.	48,700	1,804,212
Aichi Corp.(a)	122,000	831,688
Aida Engineering Ltd.	90,700	1,096,758
Aisan Industry Co., Ltd.	142,200	1,522,951
Akita Bank Ltd. (The)	34,100	912,219
Alinco, Inc.	105,000	1,085,049
Alpen Co., Ltd.	53,000	1,181,598
Alpine Electronics, Inc.(a)	66,200	1,248,058
Amano Corp.	97,200	2,623,989
Aoyama Trading Co., Ltd.	71,301	2,809,132
Arcs Co., Ltd.	65,800	1,588,233
Ariake Japan Co., Ltd.	40,300	3,228,547
Asahi Broadcasting Corp.	116,600	964,814
Asahi Holdings, Inc.	48,300	899,693
ASKUL Corp.(a)	34,988	1,179,426
Autobacs Seven Co., Ltd.	57,203	1,072,523
Avex, Inc.	58,300	819,544
Awa Bank Ltd. (The)	86,000	551,500
Bando Chemical Industries Ltd.	98,400	1,127,876
Bank of Saga Ltd. (The)	17,100	374,962
Bell System24 Holdings, Inc.	90,300	1,339,004
Belluna Co., Ltd.	202,000	2,395,129
BML, Inc.	39,500	1,008,764
C.I. Takiron Corp.	131,000	853,625
Capcom Co., Ltd.	110,600	2,390,874
Central Glass Co., Ltd.	58,000	1,351,425
Chiyoda Co., Ltd.	44,800	1,125,160
Citizen Watch Co., Ltd.	201,807	1,449,747
CKD Corp.	64,900	1,444,460
COLOPL, Inc.(a)	63,000	548,547
CONEXIO Corp.	90,700	1,934,251
Cosmo Energy Holdings Co., Ltd.	82,200	2,662,708
Daido Metal Co., Ltd.	89,400	1,028,920
Daido Steel Co., Ltd.	14,791	756,587
Daiken Medical Co., Ltd.(a)	342,600	2,470,843
Daikyo, Inc.(a)	53,600	1,085,104
Daio Paper Corp.(a)	62,500	881,523
Daishi Bank Ltd. (The)	33,790	1,493,305
Daiwabo Holdings Co., Ltd.	59,600	2,614,330
DCM Holdings Co., Ltd.	161,800	1,643,103
Denka Co., Ltd.	105,800	3,546,563
Denyo Co., Ltd.	61,900	1,106,459
Dexerials Corp.	146,800	1,525,284
DMG Mori Co., Ltd.	85,300	1,594,512
Doshisha Co., Ltd.	46,600	1,074,407
Doutor Nichires Holdings Co., Ltd.	50,100	1,173,946
Dowa Holdings Co., Ltd.(a)	42,200	1,511,819
Eagle Industry Co., Ltd.	84,000	1,473,850
Earth Corp.	40,100	2,119,060
EDION Corp.(a)	149,600	1,741,465
Eighteenth Bank Ltd. (The)	329,393	845,550
Enplas Corp.	33,400	1,116,474
Exedy Corp.	36,770	1,159,975
Fancl Corp.	62,700	2,296,347
FIDEA Holdings Co., Ltd.	798,000	1,455,684
Fields Corp.(a)	122,897	1,346,262
Financial Products Group Co., Ltd.	78,900	1,023,066
Foster Electric Co., Ltd.	48,685	1,189,773
France Bed Holdings Co., Ltd.(a)	158,900	1,407,464
Fudo Tetra Corp.	447,900	795,986
Fuji Corp., Ltd.	259,900	2,199,436
Fuji Oil Co., Ltd.	214,700	847,898
Fuji Oil Holdings, Inc.	60,000	1,811,001
Fujikura Ltd.	195,800	1,329,267
Fujimi, Inc.	63,741	1,381,504
Fujimori Kogyo Co., Ltd.	44,700	1,582,468
Fujitec Co., Ltd.	70,900	933,333
Fujitsu General Ltd.	52,200	934,054
Fukuyama Transporting Co., Ltd.	18,000	794,640
Funai Soken Holdings, Inc.	212,550	4,550,788
GCA Corp.	91,400	781,219
Geo Holdings Corp.(a)	108,700	1,741,653
Gfoot Co., Ltd.(a)	146,800	1,058,727
Glory Ltd.	19,877	709,292
GMO Financial Holdings, Inc.(a)	246,600	1,655,594
GMO Internet, Inc.(a)	107,688	2,169,961
Godo Steel Ltd.(a)	44,200	886,078
GS Yuasa Corp.	103,000	561,730
GungHo Online Entertainment, Inc.	326,100	1,109,997
Gunma Bank Ltd. (The)	547,200	3,107,746
Gunze Ltd.	36,900	2,092,214
Gurunavi, Inc.(a)	44,900	626,109
H2O Retailing Corp.	52,200	955,159
Hanwa Co., Ltd.	69,600	2,931,904
Happinet Corp.	151,900	2,189,588
Hard Off Corp. Co., Ltd.	96,800	983,929
Hazama Ando Corp.(a)	152,900	1,151,602
Heiwa Corp.(a)	96,519	1,941,271
Heiwado Co., Ltd.	67,300	1,628,236
Hiroshima Bank Ltd. (The)	292,500	2,203,032
Hitachi Transport System Ltd.	50,031	1,406,607
Hitachi Zosen Corp.	196,400	1,006,469
Hokuetsu Bank Ltd. (The)	48,400	1,055,835
Hokuetsu Industries Co., Ltd.	193,800	2,093,805
Hokuetsu Kishu Paper Co., Ltd.	259,500	1,673,879
Hokuhoku Financial Group, Inc.(a)	190,400	2,583,425
Horiba Ltd.	38,600	2,990,729
Hosokawa Micron Corp.	37,200	2,570,945

See Notes to Financial Statements.

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds	91

Schedule of Investments (continued)

WisdomTree International SmallCap Dividend Fund (DLS)

March 31, 2018

Investments	Shares	Value
Hyakugo Bank Ltd. (The)	209,000	$988,500
Hyakujushi Bank Ltd. (The)	176,000	597,424
Ibiden Co., Ltd.(a)	102,700	1,528,670
Ichigo, Inc.(a)	336,900	1,482,550
Ichiyoshi Securities Co., Ltd.	162,900	1,908,542
Idec Corp.(a)	85,800	2,079,853
Iino Kaiun Kaisha Ltd.	240,400	1,150,575
Imasen Electric Industrial	109,800	1,257,512
Inaba Denki Sangyo Co., Ltd.	44,600	1,973,136
Inabata & Co., Ltd.	65,700	998,319
Itochu Enex Co., Ltd.	206,301	1,937,891
Iwatani Corp.	19,000	702,116
Iyo Bank Ltd. (The)	216,700	1,632,127
Japan Wool Textile Co., Ltd. (The)	105,600	1,036,638
K’s Holdings Corp.	177,202	2,451,003
kabu.com Securities Co., Ltd.	625,301	2,151,953
Kaga Electronics Co., Ltd.	63,800	1,655,141
Kandenko Co., Ltd.	159,800	1,821,134
Kaneka Corp.	153,000	1,517,771
Kansai Urban Banking Corp.	85,800	1,129,478
Kasai Kogyo Co., Ltd.	53,700	696,307
Kato Sangyo Co., Ltd.	51,400	1,800,329
Kato Works Co., Ltd.	52,900	1,217,173
Keiyo Bank Ltd. (The)	189,000	844,147
Kintetsu World Express, Inc.	64,800	1,217,399
Kitagawa Iron Works Co., Ltd.	53,900	1,373,981
Kitano Construction Corp.	361,000	1,381,542
Kito Corp.	82,900	1,547,311
Kiyo Bank Ltd. (The)	55,450	880,109
Koa Corp.	99,200	2,052,092
Kobe Bussan Co., Ltd.(a)	15,100	682,943
Koei Tecmo Holdings Co., Ltd.	63,300	1,236,835
Kohnan Shoji Co., Ltd.	84,800	2,024,515
Kokuyo Co., Ltd.	142,400	2,802,475
Konoike Transport Co., Ltd.	53,000	917,969
Kurabo Industries Ltd.	429,955	1,354,348
KYB Corp.	15,079	716,022
Kyoei Steel Ltd.(a)	42,500	732,910
KYORIN Holdings, Inc.	74,990	1,409,544
Kyosan Electric Manufacturing Co., Ltd.	371,000	2,288,444
Kyoto Kimono Yuzen Co., Ltd.(a)	218,200	1,573,666
Kyowa Exeo Corp.(a)	102,500	2,742,971
Kyudenko Corp.(a)	41,900	2,060,527
Leopalace21 Corp.	303,000	2,527,137
Lintec Corp.	56,830	1,651,196
Macnica Fuji Electronics Holdings, Inc.	62,000	1,118,740
Maeda Road Construction Co., Ltd.	55,000	1,111,895
Mandom Corp.	66,060	2,279,645
Marubun Corp.	140,100	1,297,588
Maruha Nichiro Corp.	51,300	1,640,056
Matsui Securities Co., Ltd.	218,340	1,979,123
Max Co., Ltd.	64,147	823,929
MegaChips Corp.*(a)	45,700	1,645,802
Megmilk Snow Brand Co., Ltd.	54,800	1,482,460
Meitec Corp.	50,600	2,802,388
Minato Bank Ltd. (The)	43,321	855,422
Ministop Co., Ltd.	48,400	991,665
Miraca Holdings, Inc.	40,300	1,574,485
Mitsubishi Research Institute, Inc.	33,200	1,047,353
Mitsubishi Shokuhin Co., Ltd.	43,300	1,241,796
Mitsubishi Steel Manufacturing Co., Ltd.	53,400	1,229,179
Mitsui Matsushima Co., Ltd.	62,100	884,056
Mitsui Mining & Smelting Co., Ltd.	52,164	2,369,084
Miyazaki Bank Ltd. (The)	17,264	536,507
Morinaga Milk Industry Co., Ltd.	66,200	2,695,308
MTI Ltd.	117,000	723,893
Musashino Bank Ltd. (The)	16,345	515,632
Nachi-Fujikoshi Corp.	335,000	2,034,885
Nagaileben Co., Ltd.	44,900	1,231,109
Nagase & Co., Ltd.	112,500	1,909,379
NEC Networks & System Integration Corp.	48,001	1,251,592
NHK Spring Co., Ltd.	160,900	1,702,045
Nichi-iko Pharmaceutical Co., Ltd.	47,400	746,544
Nichias Corp.	131,000	1,665,369
Nichiha Corp.	68,001	2,599,192
Nichireki Co., Ltd.	141,800	1,638,667
Nihon Kohden Corp.	62,900	1,751,264
Nihon Nohyaku Co., Ltd.	156,000	918,251
Nihon Parkerizing Co., Ltd.	84,701	1,384,206
Nihon Unisys Ltd.	92,800	2,001,723
Nikkon Holdings Co., Ltd.	65,800	1,726,206
Nippo Corp.	46,200	1,071,701
Nippon Denko Co., Ltd.(a)	416,300	1,315,250
Nippon Flour Mills Co., Ltd.	153,697	2,383,134
Nippon Kayaku Co., Ltd.	109,899	1,350,616
Nippon Koei Co., Ltd.	45,800	1,393,164
Nippon Light Metal Holdings Co., Ltd.	609,400	1,633,089
Nippon Paper Industries Co., Ltd.(a)	104,238	1,946,560
Nippon Shokubai Co., Ltd.	31,800	2,158,872
Nippon Steel & Sumikin Bussan Corp.	41,473	2,296,906
Nippon Thompson Co., Ltd.	152,600	1,219,652
Nipro Corp.	237,091	3,426,506
Nishi-Nippon Railroad Co., Ltd.	62,200	1,625,914
Nishimatsu Construction Co., Ltd.	60,000	1,488,293
Nishimatsuya Chain Co., Ltd.	92,800	1,046,236
Nishio Rent All Co., Ltd.	17,300	529,492
Nisshinbo Holdings, Inc.	197,892	2,662,750
Nissin Electric Co., Ltd.	79,200	734,285
Nitta Corp.	35,700	1,327,630
Noevir Holdings Co., Ltd.	47,700	3,440,141
NOF Corp.	52,500	1,552,539
Noritake Co., Ltd.	39,800	1,725,228
North Pacific Bank Ltd.	443,700	1,481,086
NS Solutions Corp.	98,200	2,807,033
NS United Kaiun Kaisha Ltd.	58,100	1,185,491
NSD Co., Ltd.	102,600	2,094,449
NTN Corp.	518,000	2,162,595
Obara Group, Inc.	12,500	740,480

See Notes to Financial Statements.

92	WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

Schedule of Investments (continued)

WisdomTree International SmallCap Dividend Fund (DLS)

March 31, 2018

Investments	Shares	Value
Ogaki Kyoritsu Bank Ltd. (The)	37,000	$931,697
Ohsho Food Service Corp.	45,400	2,245,454
Oita Bank Ltd. (The)	41,600	1,535,308
Okamura Corp.	70,700	963,940
Okasan Securities Group, Inc.(a)	436,000	2,607,391
Oki Electric Industry Co., Ltd.(a)	65,800	873,002
OKUMA Corp.	17,200	1,012,431
Okumura Corp.(a)	57,900	2,283,879
Okuwa Co., Ltd.	78,000	799,436
Onoken Co., Ltd.	90,400	1,577,644
Onward Holdings Co., Ltd.	183,800	1,595,180
Open House Co., Ltd.	39,900	2,476,164
OSG Corp.	50,900	1,168,762
Paltac Corp.	102,476	5,492,367
Paramount Bed Holdings Co., Ltd.	33,400	1,705,331
Penta-Ocean Construction Co., Ltd.	135,700	993,985
Plenus Co., Ltd.(a)	61,000	1,183,865
Press Kogyo Co., Ltd.	153,800	915,425
Raysum Co., Ltd.	85,300	1,065,147
Rengo Co., Ltd.	299,700	2,589,791
Resorttrust, Inc.	72,700	1,526,461
Riso Kagaku Corp.	50,100	933,221
Rohto Pharmaceutical Co., Ltd.	55,000	1,538,552
Roland DG Corp.	44,100	1,015,523
Round One Corp.	146,700	2,322,922
Ryobi Ltd.	55,800	1,470,685
Ryoden Corp.	32,000	526,262
Ryosan Co., Ltd.	44,286	1,596,961
Sac’s Bar Holdings, Inc.(a)	55,700	597,590
Saibu Gas Co., Ltd.	51,100	1,322,786
Saizeriya Co., Ltd.	53,401	1,521,439
San-Ai Oil Co., Ltd.	107,800	1,586,338
San-In Godo Bank Ltd. (The)	104,387	924,613
Sangetsu Corp.	83,400	1,728,384
Sankyu, Inc.	80,000	3,964,269
Sanoh Industrial Co., Ltd.	202,400	1,423,556
Sanrio Co., Ltd.(a)	97,773	1,777,106
Sanshin Electronics Co., Ltd.	64,100	1,313,342
Sanwa Holdings Corp.	257,500	3,324,377
Sanyo Chemical Industries Ltd.	18,000	843,724
Sanyo Denki Co., Ltd.	29,800	2,303,300
Sanyo Housing Nagoya Co., Ltd.	134,500	1,585,924
Sapporo Holdings Ltd.	63,200	1,842,219
Sato Holdings Corp.	32,600	1,031,490
Sawai Pharmaceutical Co., Ltd.(a)	32,500	1,427,127
Seiko Holdings Corp.	29,800	721,252
Seino Holdings Co., Ltd.	152,283	2,803,668
Senko Group Holdings Co., Ltd.(a)	216,200	1,683,250
Senshu Ikeda Holdings, Inc.	360,400	1,355,524
Shibusawa Warehouse Co., Ltd. (The)	68,200	1,156,867
Shiga Bank Ltd. (The)	133,000	670,315
Shimachu Co., Ltd.	65,200	2,084,438
Shinko Plantech Co., Ltd.	143,400	1,290,398
Shinmaywa Industries Ltd.	114,000	937,941
Ship Healthcare Holdings, Inc.	57,400	2,023,977
Shoei Co., Ltd.	42,600	1,664,344
Sotetsu Holdings, Inc.	72,600	1,930,539
St. Marc Holdings Co., Ltd.	31,400	909,375
Star Micronics Co., Ltd.	49,100	914,594
Starts Corp., Inc.	53,100	1,444,460
Sumitomo Bakelite Co., Ltd.	409,000	3,611,199
Sumitomo Osaka Cement Co., Ltd.(a)	448,000	1,988,303
Sumitomo Riko Co., Ltd.	88,150	892,690
Sumitomo Seika Chemicals Co., Ltd.	12,200	583,902
T-Gaia Corp.	92,100	2,564,251
Tadano Ltd.	68,100	1,021,340
Taiho Kogyo Co., Ltd.	50,400	719,865
Taikisha Ltd.	19,400	634,810
Taiyo Holdings Co., Ltd.	44,259	1,901,868
Taiyo Yuden Co., Ltd.(a)	59,200	1,003,645
Takara Leben Co., Ltd.	188,300	814,462
Takasago Thermal Engineering Co., Ltd.	139,401	2,561,256
Tamron Co., Ltd.	47,400	998,364
Tatsuta Electric Wire and Cable Co., Ltd.	373,000	2,286,751
TechnoPro Holdings, Inc.	46,600	2,808,707
TIS, Inc.	60,800	2,406,845
Toagosei Co., Ltd.	147,400	1,736,645
Tocalo Co., Ltd.	208,000	2,536,681
Toda Corp.(a)	167,000	1,210,691
Toei Co., Ltd.	6,700	729,535
Toho Bank Ltd. (The)	161,272	617,186
Toho Holdings Co., Ltd.	45,000	1,060,367
TOKAI Holdings Corp.	218,800	2,217,832
Tokai Rika Co., Ltd.	57,722	1,182,663
Tokai Tokyo Financial Holdings, Inc.	523,500	3,617,983
Tokyo Ohka Kogyo Co., Ltd.	15,300	548,843
Tokyo Seimitsu Co., Ltd.	46,800	1,890,042
Tokyu Construction Co., Ltd.(a)	141,100	1,532,398
TOMONY Holdings, Inc.	238,090	1,058,924
Topcon Corp.	58,600	1,144,449
Toppan Forms Co., Ltd.	112,500	1,258,815
Topy Industries Ltd.	18,100	527,598
Toshiba Plant Systems & Services Corp.	60,300	1,300,121
Towa Bank Ltd. (The)	104,600	1,377,946
Toyo Ink SC Holdings Co., Ltd.	416,001	2,581,671
Toyo Kohan Co., Ltd.	244,300	1,640,152
Toyo Tire & Rubber Co., Ltd.	140,700	2,423,718
Toyobo Co., Ltd.	110,069	2,172,401
TPR Co., Ltd.	31,900	922,355
Trusco Nakayama Corp.	48,600	1,205,061
TS Tech Co., Ltd.	51,833	2,054,312
Tsubaki Nakashima Co., Ltd.	45,300	1,173,924
Tsubakimoto Chain Co.	59,000	480,433
Tsumura & Co.	86,801	2,983,147
Ube Industries Ltd.(a)	91,277	2,664,928
UKC Holdings Corp.	37,000	770,268
Union Tool Co.	15,100	533,150
Universal Entertainment Corp.*(a)	37,300	1,709,803

See Notes to Financial Statements.

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds	93

Schedule of Investments (continued)

WisdomTree International SmallCap Dividend Fund (DLS)

March 31, 2018

Investments	Shares	Value
Unizo Holdings Co., Ltd.(a)	32,400	$785,704
Valor Holdings Co., Ltd.	60,000	1,624,824
Vital KSK Holdings, Inc.	140,000	1,378,279
VT Holdings Co., Ltd.(a)	140,900	719,405
Wacoal Holdings Corp.	50,768	1,470,291
Wowow, Inc.	31,000	975,035
Xebio Holdings Co., Ltd.	46,200	915,746
YAMABIKO Corp.	94,400	1,234,701
Yamanashi Chuo Bank Ltd. (The)	169,000	696,023
Yamatane Corp.	84,600	1,482,787
Yamazen Corp.	117,000	1,222,257
Yorozu Corp.	39,300	661,836
Yuasa Trading Co., Ltd.	32,948	1,087,423
Yumeshin Holdings Co., Ltd.	163,700	1,810,166
Zenrin Co., Ltd.	86,100	1,819,151
Zeon Corp.	82,200	1,188,750
Zojirushi Corp.(a)	58,200	834,556

Total Japan		513,604,327
Netherlands – 1.8%
Accell Group	63,042	1,373,871
Amsterdam Commodities N.V.	48,223	1,263,241
Arcadis N.V.	77,297	1,516,267
BE Semiconductor Industries N.V.	100,867	10,302,462
Beter Bed Holding N.V.	62,494	715,551
Corbion N.V.	113,684	3,442,229
Flow Traders(b)	90,864	3,868,755
Intertrust N.V.(b)	123,110	2,549,692
Koninklijke BAM Groep N.V.(a)	218,615	1,017,380
PostNL N.V.	607,102	2,271,293
Rhi Magnesita N.V.*	58,715	3,588,870
TKH Group N.V. CVA	59,815	3,825,302

Total Netherlands		35,734,913
New Zealand – 3.9%
Air New Zealand Ltd.	3,937,836	9,175,635
Chorus Ltd.	896,382	2,586,599
Contact Energy Ltd.	1,541,303	5,837,452
EBOS Group Ltd.	325,959	4,220,884
Fonterra Co-operative Group Ltd.(a)	295,491	1,259,818
Freightways Ltd.	339,225	1,852,506
Genesis Energy Ltd.	5,062,594	8,673,866
Heartland Bank Ltd.(a)	1,602,947	2,035,203
Infratil Ltd.	1,497,694	3,349,352
Investore Property Ltd.(a)	1,055,754	1,066,269
Kathmandu Holdings Ltd.(a)	1,006,875	1,757,790
Kiwi Property Group Ltd.	3,195,224	3,088,745
Mainfreight Ltd.	113,221	2,009,269
Metro Performance Glass Ltd.(a)	1,129,757	603,105
Michael Hill International Ltd.	1,042,687	911,764
NZME Ltd.(a)	966,093	613,306
NZX Ltd.(a)	1,473,959	1,137,746
Port of Tauranga Ltd.(a)	471,739	1,630,096
Restaurant Brands New Zealand Ltd.(a)	389,473	2,014,524
Scales Corp., Ltd.	407,305	1,325,172
Skellerup Holdings Ltd.	443,161	581,847
SKY Network Television Ltd.	1,573,538	2,599,493
SKYCITY Entertainment Group Ltd.	1,421,962	4,000,632
Steel & Tube Holdings Ltd.	335,399	488,753
Tegel Group Holdings Ltd.(a)	1,631,617	953,409
Trade Me Group Ltd.	1,283,870	4,102,993
Trustpower Ltd.	851,642	3,434,352
Z Energy Ltd.	1,072,725	5,417,045

Total New Zealand		76,727,625
Norway – 3.2%
American Shipping Co. ASA*	494,710	1,477,649
Arcus ASA(b)	267,375	1,498,481
Atea ASA*	283,079	4,586,407
Austevoll Seafood ASA	895,311	8,952,027
Borregaard ASA	173,266	1,633,138
Ekornes ASA	118,582	1,661,457
Entra ASA(b)	335,305	4,561,305
Europris ASA(b)	574,496	1,844,019
Grieg Seafood ASA	340,935	3,135,354
Norway Royal Salmon ASA	135,055	2,766,142
Ocean Yield ASA(a)	578,347	4,861,947
Protector Forsikring ASA	153,681	1,659,945
Selvaag Bolig ASA	289,689	1,400,302
SpareBank 1 Nord Norge	275,326	2,174,286
SpareBank 1 SMN	244,760	2,522,126
SpareBank 1 SR-Bank ASA	393,356	4,318,877
Sparebanken Vest	276,181	1,808,151
TGS Nopec Geophysical Co. ASA	145,771	3,552,854
Tomra Systems ASA	197,607	4,127,850
Veidekke ASA	273,414	3,054,205

Total Norway		61,596,522
Portugal – 1.3%
Altri, SGPS, S.A.	797,108	5,313,354
CTT-Correios de Portugal S.A.(a)	358,793	1,380,267
Mota-Engil, SGPS, S.A.	549,294	2,209,047
REN – Redes Energeticas Nacionais, SGPS, S.A.	2,171,713	6,698,572
Semapa-Sociedade de Investimento e Gestao	130,701	2,976,954
Sonae Capital, SGPS, S.A.	1,042,762	1,190,106
Sonae, SGPS, S.A.	4,233,333	5,700,971

Total Portugal		25,469,271
Singapore – 4.0%
Accordia Golf Trust	1,278,200	628,719
Asian Pay Television Trust	4,234,217	1,711,382
Boustead Singapore Ltd.	1,386,200	861,552
Bukit Sembawang Estates Ltd.(a)	597,700	2,784,982
Centurion Corp., Ltd.(a)	2,312,800	855,417
China Aviation Oil Singapore Corp., Ltd.(a)	933,900	1,118,145
Chip Eng Seng Corp., Ltd.(a)	1,115,460	837,892
CITIC Envirotech Ltd.(a)	1,326,000	717,959
Far East Orchard Ltd.	1,357,500	1,532,144
GuocoLand Ltd.	2,575,300	4,084,972

See Notes to Financial Statements.

94	WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

Schedule of Investments (continued)

WisdomTree International SmallCap Dividend Fund (DLS)

March 31, 2018

Investments	Shares	Value
Ho Bee Land Ltd.	695,100	$1,335,813
Hong Fok Corp., Ltd.(a)	924,600	557,030
iFAST Corp., Ltd.(a)	1,389,900	948,647
Indofood Agri Resources Ltd.	1,576,700	390,778
Japfa Ltd.(a)	2,605,400	904,032
Jumbo Group Ltd.(a)	1,682,100	705,525
Keppel Infrastructure Trust	11,003,288	4,489,254
Keppel Telecommunications & Transportation Ltd.(a)	866,800	1,011,366
Lian Beng Group Ltd.	2,580,000	1,308,396
OUE Ltd.(a)	1,729,700	2,400,712
Oxley Holdings Ltd.(a)	3,547,500	1,325,612
Q&M Dental Group Singapore Ltd.(a)	2,187,000	1,025,703
QAF Ltd.	1,135,000	874,209
Raffles Medical Group Ltd.(a)	2,053,300	1,800,728
Sembcorp Marine Ltd.(a)	2,465,700	4,230,782
Sheng Siong Group Ltd.(a)	3,093,100	2,193,688
SIIC Environment Holdings Ltd.(a)	3,653,100	1,295,426
Singapore Post Ltd.(a)	5,555,300	5,803,982
UMS Holdings Ltd.	3,766,059	3,360,245
United Engineers Ltd.	1,236,789	2,461,694
UPP Holdings Ltd.(a)	4,281,700	767,330
Venture Corp., Ltd.	823,344	17,649,813
Wheelock Properties Singapore Ltd.	1,720,700	2,348,855
Wing Tai Holdings Ltd.	968,700	1,529,176
Yanlord Land Group Ltd.	1,480,200	1,907,678

Total Singapore		77,759,638
Spain – 1.2%
Applus Services S.A.	101,202	1,316,822
Construcciones y Auxiliar de Ferrocarriles S.A.	20,462	1,056,938
Elecnor S.A.	55,300	924,946
Ence Energia y Celulosa S.A.	813,210	6,120,775
Euskaltel S.A.(b)	112,368	936,277
Faes Farma S.A.	484,607	1,770,103
Obrascon Huarte Lain S.A.*(a)	198,965	847,386
Papeles y Cartones de Europa S.A.	156,161	2,719,494
Saeta Yield S.A.	265,510	3,977,228
Tecnicas Reunidas S.A.(a)	135,465	3,996,775

Total Spain		23,666,744
Sweden – 4.6%
Acando AB	684,753	2,420,200
AddTech AB Class B	66,806	1,340,140
AF AB Class B	119,155	2,592,306
Alimak Group AB(b)	63,015	955,594
Atrium Ljungberg AB Class B	209,747	3,080,537
Avanza Bank Holding AB(a)	41,657	2,189,594
Bergman & Beving AB	39,232	396,780
Betsson AB*	248,157	1,870,334
Bilia AB Class A	319,079	2,819,392
Bravida Holding AB(b)	164,240	1,170,789
Bulten AB	55,086	736,690
Byggmax Group AB(a)	110,793	549,017
Capio AB(b)	102,722	518,835
Clas Ohlson AB Class B	117,664	1,268,694
Com Hem Holding AB	207,626	3,351,845
Coor Service Management Holding AB(b)	211,784	1,691,784
Dometic Group AB(b)	350,082	3,187,390
Duni AB	136,361	1,882,234
Dustin Group AB(b)	105,076	928,455
Evolution Gaming Group AB(b)	15,737	859,496
Granges AB	93,712	1,096,037
Hemfosa Fastigheter AB	358,867	4,340,787
HIQ International AB*	185,983	1,587,833
Intrum Justitia AB(a)	103,292	2,919,379
Inwido AB	68,529	610,434
ITAB Shop Concept AB Class B(a)	113,422	488,911
KappAhl AB	140,180	428,501
KNOW IT AB	150,120	3,011,434
Kungsleden AB	276,414	1,840,054
Lifco AB Class B	40,303	1,544,785
Loomis AB Class B	101,967	3,657,507
Magnolia Bostad AB(a)	84,615	486,485
Mekonomen AB	51,315	873,754
Modern Times Group MTG AB Class B	141,981	5,743,798
MQ Holding AB(a)	285,693	509,654
Mycronic AB(a)	253,918	3,238,100
NetEnt AB*	279,845	1,401,430
Nobia AB(a)	275,434	2,471,565
Nobina AB(b)	253,864	1,632,347
Nolato AB Class B	58,431	4,248,994
Nordic Waterproofing Holding A/S(b)	57,729	494,241
NP3 Fastigheter AB	215,783	1,525,332
Platzer Fastigheter Holding AB Class B	168,792	1,056,109
Resurs Holding AB(b)	585,630	4,125,731
Rottneros AB	753,067	676,203
Scandi Standard AB	124,146	850,884
Thule Group AB(b)	65,889	1,420,876
Wihlborgs Fastigheter AB	145,557	3,361,361

Total Sweden		89,452,632
Switzerland – 1.4%
Ascom Holding AG Registered Shares	57,220	1,212,997
Daetwyler Holding AG Bearer Shares	6,018	1,147,543
EFG International AG*	565,324	4,516,216
GAM Holding AG*	411,296	6,893,589
Implenia AG Registered Shares*	27,205	2,152,025
Kudelski S.A. Bearer Shares(a)	62,090	648,392
Mobilezone Holding AG Registered Shares(a)	163,474	2,092,931
Oriflame Holding AG	72,060	3,441,754
Tecan Group AG Registered Shares	9,272	1,957,809
Valiant Holding AG Registered Shares	23,257	2,749,261
Zehnder Group AG	18,678	859,196

Total Switzerland		27,671,713
United Kingdom – 15.5%
A.G. Barr PLC	97,800	901,364
AA PLC	1,566,812	1,769,329
Abcam PLC	169,520	2,946,375

See Notes to Financial Statements.

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds	95

Schedule of Investments (continued)

WisdomTree International SmallCap Dividend Fund (DLS)

March 31, 2018

Investments	Shares	Value
Ascential PLC	192,692	$1,126,645
AVEVA Group PLC	20,832	558,454
Balfour Beatty PLC	400,385	1,503,002
BCA Marketplace PLC	1,292,901	2,938,164
BGEO Group PLC	64,303	3,207,663
Big Yellow Group PLC	264,225	3,161,686
Bodycote PLC	121,356	1,523,632
Bovis Homes Group PLC	185,384	2,962,046
Braemar Shipping Services PLC	215,393	767,469
Brewin Dolphin Holdings PLC	575,863	2,785,365
Britvic PLC	504,929	4,834,246
Card Factory PLC	511,709	1,357,408
Central Asia Metals PLC	453,926	2,031,288
Chesnara PLC	456,230	2,495,998
Cineworld Group PLC	1,748,160	5,782,568
Clarkson PLC	37,246	1,577,910
Clinigen Group PLC*	65,557	820,313
CMC Markets PLC(b)	980,112	2,326,333
Communisis PLC	1,025,225	908,933
Computacenter PLC	157,167	2,531,040
Concentric AB	58,106	1,019,915
Connect Group PLC	1,255,540	986,312
Consort Medical PLC	107,799	1,693,669
Costain Group PLC	238,643	1,554,999
Countryside Properties PLC(b)	433,308	1,907,416
Cranswick PLC	72,071	2,875,318
Crest Nicholson Holdings PLC	570,882	3,638,986
Dairy Crest Group PLC	342,569	2,460,446
De La Rue PLC	91,112	650,563
Debenhams PLC(a)	3,566,744	1,044,716
Dechra Pharmaceuticals PLC	110,853	4,086,661
Devro PLC	300,330	825,754
DFS Furniture PLC	333,644	862,122
Dignity PLC(a)	19,217	235,744
Diploma PLC	140,950	2,256,038
Domino’s Pizza Group PLC	785,372	3,641,184
Drax Group PLC	122,389	471,453
Dunelm Group PLC	515,001	3,807,277
Elegant Hotels Group PLC(a)	1,104,277	1,332,209
Elementis PLC	978,595	4,055,172
EMIS Group PLC	89,834	1,023,275
Epwin Group PLC(a)	461,106	508,092
Equiniti Group PLC(b)	412,450	1,727,076
Essentra PLC	447,708	2,661,654
esure Group PLC	248,478	754,295
Euromoney Institutional Investor PLC	145,558	2,499,270
FDM Group Holdings PLC	156,747	2,242,824
Fenner PLC	828,404	7,077,098
Ferrexpo PLC	253,305	868,086
Fidessa Group PLC	38,238	1,965,916
Galliford Try PLC	215,344	2,522,406
Games Workshop Group PLC	104,729	3,386,364
Gamma Communications PLC	84,616	830,895
Gattaca PLC(a)	199,009	551,360
Genus PLC	56,812	1,856,914
Go-Ahead Group PLC	113,885	2,802,153
Greggs PLC	217,727	3,753,703
Halfords Group PLC	314,037	1,436,131
Hastings Group Holdings PLC(b)	835,526	3,066,150
Helical PLC	176,621	800,278
Henry Boot PLC	310,586	1,285,286
Hill & Smith Holdings PLC	172,216	3,210,659
Hilton Food Group PLC	76,721	893,281
Huntsworth PLC	882,963	1,176,689
Ibstock PLC(b)	541,479	2,142,035
ITE Group PLC	440,773	965,810
J D Wetherspoon PLC	83,306	1,331,054
James Fisher & Sons PLC	64,114	1,413,843
James Halstead PLC	255,671	1,488,419
John Laing Group PLC(b)	597,662	2,258,650
John Menzies PLC	100,673	886,887
Johnson Service Group PLC	622,047	1,181,511
Just Group PLC	1,024,440	1,957,309
Kcom Group PLC	1,419,483	1,833,942
Keller Group PLC	80,864	986,893
Kier Group PLC	60,566	793,970
Lookers PLC	674,958	825,637
Low & Bonar PLC	1,105,544	868,480
M&C Saatchi PLC(a)	130,117	731,938
Marshalls PLC	292,034	1,713,220
Marston’s PLC	1,446,249	2,047,057
McBride PLC*	314,021	696,885
McCarthy & Stone PLC(b)	918,116	1,861,063
McColl’s Retail Group PLC	446,314	1,408,701
Millennium & Copthorne Hotels PLC	210,757	1,587,640
Mitchells & Butlers PLC	386,125	1,350,890
Moneysupermarket.com Group PLC	750,868	3,020,915
Morgan Advanced Materials PLC	383,490	1,712,864
Morgan Sindall Group PLC	41,510	681,294
N Brown Group PLC	446,374	1,105,196
National Express Group PLC	1,016,876	5,520,453
NCC Group PLC	333,353	879,608
Northgate PLC	237,563	1,125,730
Numis Corp. PLC	293,216	1,501,330
OneSavings Bank PLC	329,913	1,726,251
Oxford Instruments PLC	54,866	570,318
Pagegroup PLC	1,163,990	8,760,214
Pan African Resources PLC	7,444,658	748,789
PayPoint PLC	89,346	1,000,170
Pendragon PLC	2,360,168	768,116
Pets at Home Group PLC(a)	1,307,562	3,099,879
Photo-Me International PLC	1,180,895	2,726,697
Polar Capital Holdings PLC	148,738	1,072,459
Polypipe Group PLC	227,395	1,110,084
QinetiQ Group PLC	610,465	1,766,671
Rank Group PLC	811,233	2,349,965
Redde PLC	1,047,800	2,472,294
Redrow PLC	362,892	3,031,481

See Notes to Financial Statements.

96	WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

Schedule of Investments (concluded)

WisdomTree International SmallCap Dividend Fund (DLS)

March 31, 2018

Investments	Shares	Value
Renewi PLC	899,932	$946,818
Restaurant Group PLC (The)(a)	395,114	1,406,727
Ricardo PLC	106,100	1,363,348
Rotork PLC	1,006,917	4,015,747
RPS Group PLC	209,970	751,092
RWS Holdings PLC	479,761	2,974,699
Safestore Holdings PLC	243,764	1,678,985
Savills PLC	209,502	2,884,525
Senior PLC	179,713	757,817
SIG PLC	707,655	1,343,121
Soco International PLC	1,065,265	1,371,817
Spire Healthcare Group PLC(b)	137,759	404,276
Spirent Communications PLC	733,119	1,186,796
St. Modwen Properties PLC	200,476	1,089,476
SThree PLC	329,837	1,494,506
Stock Spirits Group PLC	518,214	1,806,472
Superdry PLC	135,991	2,977,891
Synthomer PLC	397,998	2,677,662
TalkTalk Telecom Group PLC(a)	4,604,200	7,479,258
TBC Bank Group PLC	47,072	1,215,000
Ted Baker PLC	53,194	1,865,514
Telecom Plus PLC	174,348	2,988,711
Thomas Cook Group PLC	530,993	880,445
Topps Tiles PLC	681,633	745,832
TT electronics PLC	230,740	644,127
Tyman PLC	135,954	568,335
U & I Group PLC	297,467	815,378
Ultra Electronics Holdings PLC	93,104	1,806,285
Unite Group PLC (The)	395,128	4,387,170
Vedanta Resources PLC	881,914	8,749,117
Vertu Motors PLC	1,093,939	669,076
Vesuvius PLC	603,118	4,936,725
Victrex PLC	144,716	5,213,235
Virgin Money Holdings UK PLC	259,827	957,867
Volution Group PLC	364,884	1,005,803
WH Smith PLC	170,441	4,657,563
Wincanton PLC	165,581	508,687
Xaar PLC	205,671	967,969
ZPG PLC(b)	321,371	1,514,753

Total United Kingdom		299,914,277
TOTAL COMMON STOCKS (Cost: $1,535,554,357)		1,919,721,574
RIGHTS – 0.1%
Italy – 0.1%
Anima Holding SpA, expiring 4/12/18*	493,118	188,003
Immobiliare Grande Distribuzione SIIQ SpA, expiring 4/13/18*	166,457	176,998

Total Italy		365,001
United Kingdom – 0.0%
Galliford Try PLC, expiring 4/13/18*	71,781	281,946
TOTAL RIGHTS (Cost: $0)		646,947
EXCHANGE-TRADED FUNDS – 0.4%
United States – 0.4%
WisdomTree Europe SmallCap Dividend Fund(c)	55,780	3,899,580
WisdomTree Japan SmallCap Dividend Fund(a)(c)	39,593	3,220,099
TOTAL EXCHANGE-TRADED FUNDS (Cost: $6,949,065)		7,119,679
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 6.3%
United States – 6.3%
State Street Navigator Securities Lending Government Money Market Portfolio, 1.74%(d)
(Cost: $122,756,009)(e)	122,756,009	122,756,009
TOTAL INVESTMENTS IN SECURITIES – 105.7% (Cost: $1,665,259,431)		2,050,244,209
Other Assets less Liabilities – (5.7)%		(109,777,090)

NET ASSETS – 100.0%		$1,940,467,119

*	Non-income producing security.

(a)	Security, or portion thereof, was on loan at March 31, 2018 (See Note 2).

(b)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

(c)	Affiliated company (See Note 3).

(d)	Rate shown represents annualized 7-day yield as of March 31, 2018.

(e)

At March 31, 2018, the total market value of the Fund’s securities on loan was $180,926,916 and the total market value of the collateral held by the Fund was $191,363,123. The total market value of the collateral includes non-cash U.S. Government and U.S. Government Agencies securities collateral having a value of $68,607,114.

CVA – Certificaten Van Aandelen (Certificate of Stock)

See Notes to Financial Statements.

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds	97

Schedule of Investments

WisdomTree Japan Hedged Equity Fund (DXJ)

March 31, 2018

Investments	Shares	Value
COMMON STOCKS – 99.0%
Japan – 99.0%
Air Freight & Logistics – 0.0%
Kintetsu World Express, Inc.	118,000	$2,216,869
Airlines – 0.6%
Japan Airlines Co., Ltd.	981,500	39,518,411
Auto Components – 6.3%
Aisan Industry Co., Ltd.	117,700	1,260,557
Aisin Seiki Co., Ltd.	619,608	33,674,981
Bridgestone Corp.	2,319,885	100,866,462
Daikyonishikawa Corp.	117,100	1,920,286
Denso Corp.	2,081,079	113,886,975
Eagle Industry Co., Ltd.	117,200	2,056,372
Exedy Corp.	117,400	3,703,592
FCC Co., Ltd.	117,200	3,293,943
G-Tekt Corp.	55,100	1,061,070
H-One Co., Ltd.(a)	75,400	984,773
Keihin Corp.	96,000	1,957,010
Koito Manufacturing Co., Ltd.	131,401	9,118,377
KYB Corp.	105,700	5,019,135
Mitsuba Corp.	77,200	992,312
Musashi Seimitsu Industry Co., Ltd.	103,400	3,495,280
NGK Spark Plug Co., Ltd.	329,464	7,939,974
NHK Spring Co., Ltd.	390,700	4,132,934
Nifco, Inc.(a)	257,690	8,795,625
Nissin Kogyo Co., Ltd.	239,100	4,132,259
NOK Corp.(a)	223,800	4,347,633
Pacific Industrial Co., Ltd.	281,700	3,880,494
Press Kogyo Co., Ltd.	153,300	912,448
Shoei Co., Ltd.(a)	31,700	1,238,491
Stanley Electric Co., Ltd.	210,707	7,786,352
Sumitomo Electric Industries Ltd.	1,778,683	27,152,721
Sumitomo Riko Co., Ltd.(a)	165,000	1,670,945
Sumitomo Rubber Industries Ltd.	826,091	15,162,479
Tachi-S Co., Ltd.	95,000	1,699,906
Taiho Kogyo Co., Ltd.	84,500	1,206,916
Tokai Rika Co., Ltd.(a)	117,414	2,405,690
Topre Corp.	117,700	3,408,707
Toyo Tire & Rubber Co., Ltd.	161,400	2,780,299
Toyoda Gosei Co., Ltd.	306,600	7,132,378
Toyota Boshoku Corp.	442,336	9,083,797
TPR Co., Ltd.	64,294	1,858,994
TS Tech Co., Ltd.	167,932	6,655,697
Unipres Corp.	81,700	1,848,333
Yokohama Rubber Co., Ltd. (The)	358,100	8,293,374
Yorozu Corp.	117,800	1,983,825

Total Auto Components		418,801,396
Automobiles – 14.1%
Honda Motor Co., Ltd.	5,300,247	182,406,244
Isuzu Motors Ltd.	2,024,900	31,073,219
Mazda Motor Corp.	1,246,415	16,484,087
Mitsubishi Motors Corp.(a)	1,353,701	9,686,568
Nissan Motor Co., Ltd.(a)	18,858,904	195,770,851
Subaru Corp.(a)	2,916,867	95,638,131
Suzuki Motor Corp.	421,336	22,701,037
Toyota Motor Corp.	5,524,970	354,564,365
Yamaha Motor Co., Ltd.	688,600	20,590,014

Total Automobiles		928,914,516
Banks – 9.1%
Mitsubishi UFJ Financial Group, Inc.	34,563,922	226,526,127
Mizuho Financial Group, Inc.	92,395,344	166,285,556
Sumitomo Mitsui Financial Group, Inc.	4,925,300	206,459,684

Total Banks		599,271,367
Beverages – 0.9%
Kirin Holdings Co., Ltd.	1,456,745	38,798,592
Suntory Beverage & Food Ltd.	401,000	19,493,841
Takara Holdings, Inc.(a)	146,100	1,622,417

Total Beverages		59,914,850
Building Products – 1.7%
Aica Kogyo Co., Ltd.	118,400	4,386,422
Asahi Glass Co., Ltd.	501,447	20,769,855
Central Glass Co., Ltd.	117,800	2,744,790
Daikin Industries Ltd.	354,349	39,100,005
LIXIL Group Corp.	762,900	17,044,197
Nitto Boseki Co., Ltd.	117,900	2,501,010
Noritz Corp.	106,200	1,919,289
Okabe Co., Ltd.	125,800	1,179,338
Sanwa Holdings Corp.	590,431	7,622,583
Sinko Industries Ltd.	49,600	778,862
TOTO Ltd.	322,300	17,001,439

Total Building Products		115,047,790
Capital Markets – 1.0%
GCA Corp.(a)	117,800	1,006,866
Monex Group, Inc.	562,096	1,828,728
Nomura Holdings, Inc.	10,720,145	62,022,616

Total Capital Markets		64,858,210
Chemicals – 6.7%
ADEKA Corp.	149,400	2,694,398
Asahi Kasei Corp.	2,833,822	37,278,016
Chugoku Marine Paints Ltd.	109,500	1,074,922
Daicel Corp.	816,042	8,916,228
Denka Co., Ltd.	228,815	7,670,197
DIC Corp.	280,053	9,387,766
Fujimi, Inc.	117,800	2,553,164
Hitachi Chemical Co., Ltd.	354,615	8,085,956
JSP Corp.(a)	70,700	2,217,062
JSR Corp.	585,800	13,181,188
Kaneka Corp.	864,000	8,570,945
Kansai Paint Co., Ltd.(a)	226,200	5,270,556
KH Neochem Co., Ltd.	83,900	2,520,550
Kumiai Chemical Industry Co., Ltd.	118,200	713,535
Kuraray Co., Ltd.	761,237	12,941,387
Kureha Corp.	75,900	4,945,811
Lintec Corp.	121,647	3,534,454
Mitsubishi Chemical Holdings Corp.	3,230,263	31,300,292

See Notes to Financial Statements.

98	WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

Schedule of Investments (continued)

WisdomTree Japan Hedged Equity Fund (DXJ)

March 31, 2018

Investments	Shares	Value
Mitsubishi Gas Chemical Co., Inc.	450,082	$10,787,579
Mitsui Chemicals, Inc.	474,115	14,956,801
Nihon Nohyaku Co., Ltd.(a)	354,900	2,089,021
Nihon Parkerizing Co., Ltd.	140,100	2,289,551
Nippon Kayaku Co., Ltd.	461,900	5,676,571
Nippon Paint Holdings Co., Ltd.	336,000	12,337,377
Nippon Shokubai Co., Ltd.	117,200	7,956,596
Nippon Soda Co., Ltd.	500,000	2,830,277
Nissan Chemical Industries Ltd.	160,853	6,685,193
Nitto Denko Corp.	296,674	22,255,432
NOF Corp.	117,500	3,474,730
Okamoto Industries, Inc.	68,000	698,223
Osaka Soda Co., Ltd.(a)	74,800	1,976,380
Sakata INX Corp.	59,100	865,800
Sanyo Chemical Industries Ltd.	117,900	5,526,389
Shin-Etsu Chemical Co., Ltd.	521,079	53,920,775
Showa Denko K.K.	175,131	7,410,338
Sumitomo Bakelite Co., Ltd.	529,000	4,670,719
Sumitomo Chemical Co., Ltd.	3,656,485	21,316,603
Sumitomo Seika Chemicals Co., Ltd.	16,800	804,062
T Hasegawa Co., Ltd.	55,300	1,047,242
Taiyo Holdings Co., Ltd.	101,726	4,371,301
Taiyo Nippon Sanso Corp.	836,253	12,667,641
Teijin Ltd.	519,100	9,766,987
Tokai Carbon Co., Ltd.	194,700	3,022,564
Tokyo Ohka Kogyo Co., Ltd.	76,500	2,744,217
Toray Industries, Inc.(a)	2,462,418	23,304,407
Tosoh Corp.	611,507	12,005,892
Toyo Ink SC Holdings Co., Ltd.	1,115,000	6,919,605
Toyobo Co., Ltd.	200,551	3,958,219
Ube Industries Ltd.(a)	263,300	7,687,320
Zeon Corp.	325,100	4,701,493

Total Chemicals		443,581,732
Commercial Services & Supplies – 0.1%
Mitsubishi Pencil Co., Ltd.	39,600	892,908
Pilot Corp.	26,800	1,494,349
Sato Holdings Corp.	43,900	1,389,032

Total Commercial Services & Supplies		3,776,289
Construction & Engineering – 0.9%
JGC Corp.(a)	404,100	8,792,547
Kajima Corp.	2,349,000	21,800,310
Obayashi Corp.	1,446,700	15,834,121
Penta-Ocean Construction Co., Ltd.	487,400	3,570,142
Sumitomo Densetsu Co., Ltd.	57,700	1,155,628
Taikisha Ltd.	117,700	3,851,397
Toshiba Plant Systems & Services Corp.	118,800	2,561,433

Total Construction & Engineering		57,565,578
Construction Materials – 0.1%
Krosaki Harima Corp.	21,400	1,014,161
Taiheiyo Cement Corp.	245,400	8,918,392

Total Construction Materials		9,932,553
Consumer Finance – 0.0%
J Trust Co., Ltd.(a)	218,900	1,436,692
Containers & Packaging – 0.1%
Fuji Seal International, Inc.(a)	101,482	4,103,174
Electrical Equipment – 2.0%
Cosel Co., Ltd.	67,900	946,195
Daihen Corp.(a)	370,000	2,842,407
Fuji Electric Co., Ltd.	1,174,869	7,998,168
Fujikura Ltd.	213,677	1,450,633
Furukawa Electric Co., Ltd.	100,581	5,400,259
GS Yuasa Corp.	813,920	4,438,868
Idec Corp.(a)	52,000	1,260,517
Mabuchi Motor Co., Ltd.	117,800	5,804,156
Mitsubishi Electric Corp.	3,513,714	56,216,120
Nidec Corp.	224,458	34,592,070
Nippon Carbon Co., Ltd.(a)	40,500	2,056,417
Nissin Electric Co., Ltd.	168,000	1,557,574
Sanyo Denki Co., Ltd.	56,600	4,374,725
Ushio, Inc.	120,100	1,612,626

Total Electrical Equipment		130,550,735
Electronic Equipment, Instruments & Components – 4.5%
Ai Holdings Corp.	30,800	858,114
Alps Electric Co., Ltd.(a)	121,700	2,984,425
Amano Corp.	166,033	4,482,188
Anritsu Corp.	266,300	3,290,251
Canon Electronics, Inc.	168,200	3,740,414
Citizen Watch Co., Ltd.	595,385	4,277,143
Dexerials Corp.	391,400	4,066,732
ESPEC Corp.	55,100	1,315,976
Hakuto Co., Ltd.	86,419	1,269,266
Hamamatsu Photonics K.K.	173,700	6,565,811
Hirose Electric Co., Ltd.	84,060	11,555,780
Hitachi High-Technologies Corp.	225,219	10,715,638
Hitachi Ltd.	8,930,028	64,722,760
Horiba Ltd.	81,800	6,337,866
Ibiden Co., Ltd.(a)	136,301	2,028,815
Iriso Electronics Co., Ltd.(a)	25,800	1,584,147
Japan Aviation Electronics Industry Ltd.(a)	165,000	2,334,979
Keyence Corp.	28,420	17,647,925
Macnica Fuji Electronics Holdings, Inc.	92,100	1,661,870
Marubun Corp.	47,800	442,717
Murata Manufacturing Co., Ltd.	317,556	43,505,321
Nippon Electric Glass Co., Ltd.	198,560	5,899,855
Nissha Co., Ltd.(a)	56,200	1,507,650
Oki Electric Industry Co., Ltd.(a)	390,830	5,185,342
Omron Corp.	287,400	16,917,010
Optex Group Co., Ltd.	48,000	1,268,716
Osaki Electric Co., Ltd.	109,000	797,386
Ryosan Co., Ltd.(a)	169,045	6,095,793
Sanshin Electronics Co., Ltd.	117,254	2,402,412
Satori Electric Co., Ltd.	117,100	1,205,684
Shimadzu Corp.	354,600	9,976,147
Siix Corp.(a)	121,200	2,676,999

See Notes to Financial Statements.

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds	99

Schedule of Investments (continued)

WisdomTree Japan Hedged Equity Fund (DXJ)

March 31, 2018

Investments	Shares	Value
SMK Corp.(a)	479,000	$1,990,766
Sumida Corp.(a)	117,300	1,517,676
Taiyo Yuden Co., Ltd.(a)	108,900	1,846,231
TDK Corp.	195,768	17,653,175
Topcon Corp.	117,300	2,290,852
UKC Holdings Corp.	47,100	980,530
Vitec Holdings Co., Ltd.	74,900	1,540,961
Yaskawa Electric Corp.	221,600	10,053,785
Yokogawa Electric Corp.	354,238	7,321,252

Total Electronic Equipment, Instruments & Components		294,516,360
Energy Equipment & Services – 0.0%
Modec, Inc.	118,100	2,952,778
Food & Staples Retailing – 1.1%
Ministop Co., Ltd.	117,400	2,405,403
Seven & I Holdings Co., Ltd.	1,709,624	73,368,349

Total Food & Staples Retailing		75,773,752
Food Products – 0.8%
Ajinomoto Co., Inc.	617,013	11,168,312
Ariake Japan Co., Ltd.	12,300	985,388
Fuji Oil Holdings, Inc.	117,100	3,534,471
Kagome Co., Ltd.	68,800	2,416,248
Kikkoman Corp.(a)	241,900	9,735,139
Nippon Suisan Kaisha Ltd.	327,500	1,699,859
Nisshin Oillio Group Ltd. (The)	128,581	3,536,431
Nissin Foods Holdings Co., Ltd.	117,600	8,160,677
Sakata Seed Corp.	60,439	2,139,660
Toyo Suisan Kaisha Ltd.	117,300	4,549,718
Yakult Honsha Co., Ltd.	105,787	7,828,337

Total Food Products		55,754,240
Health Care Equipment & Supplies – 1.3%
Asahi Intecc Co., Ltd.	93,200	3,693,822
Hoya Corp.	567,557	28,311,141
Jeol Ltd.(a)	231,000	2,126,460
Nakanishi, Inc.	129,900	2,645,636
Nihon Kohden Corp.	122,300	3,405,081
Nikkiso Co., Ltd.	117,700	1,226,249
Nipro Corp.(a)	349,400	5,049,627
Olympus Corp.	202,100	7,677,330
Sysmex Corp.	158,760	14,390,657
Terumo Corp.	325,056	17,085,689

Total Health Care Equipment & Supplies		85,611,692
Health Care Providers & Services – 0.1%
Miraca Holdings, Inc.	87,800	3,430,268
Health Care Technology – 0.1%
M3, Inc.	117,700	5,290,136
Hotels, Restaurants & Leisure – 0.0%
Saizeriya Co., Ltd.	101,400	2,888,970
Household Durables – 2.1%
Alpine Electronics, Inc.(a)	125,200	2,360,376
Casio Computer Co., Ltd.(a)	547,557	8,165,730
Clarion Co., Ltd.	196,000	611,867
Foster Electric Co., Ltd.	117,196	2,864,057
Fujitsu General Ltd.	117,100	2,095,358
JVC Kenwood Corp.	435,400	1,453,380
Nikon Corp.	354,800	6,325,348
Panasonic Corp.	4,133,770	59,120,491
Rinnai Corp.	71,200	6,761,824
Sekisui Chemical Co., Ltd.	887,500	15,488,481
Sony Corp.	605,000	29,274,377
Tamron Co., Ltd.	46,600	981,514

Total Household Durables		135,502,803
Household Products – 0.3%
Lion Corp.	117,700	2,371,708
Pigeon Corp.	118,700	5,362,985
Unicharm Corp.	324,500	9,242,224

Total Household Products		16,976,917
Independent Power & Renewable Electricity Producers – 0.2%
Electric Power Development Co., Ltd.	503,900	12,707,661
Industrial Conglomerates – 0.1%
Nisshinbo Holdings, Inc.	530,024	7,131,776
Insurance – 2.2%
Dai-ichi Life Holdings, Inc.	2,624,200	47,931,439
Tokio Marine Holdings, Inc.(a)	2,178,100	96,975,115

Total Insurance		144,906,554
Internet & Catalog Retail – 0.0%
Rakuten, Inc.	203,800	1,722,958
IT Services – 0.4%
Fujitsu Ltd.	1,991,328	12,260,664
NTT Data Corp.	1,602,400	17,056,105

Total IT Services		29,316,769
Leisure Products – 0.7%
Bandai Namco Holdings, Inc.	362,700	11,919,478
Mizuno Corp.	82,000	2,490,456
Shimano, Inc.	102,600	14,799,097
Tomy Co., Ltd.	117,300	1,204,434
Yamaha Corp.	286,407	12,590,059

Total Leisure Products		43,003,524
Machinery – 8.0%
Aida Engineering Ltd.	187,800	2,270,906
Amada Holdings Co., Ltd.	1,216,193	14,775,001
Anest Iwata Corp.	118,000	1,279,304
Asahi Diamond Industrial Co., Ltd.	114,100	1,201,617
CKD Corp.	54,100	1,204,087
Daifuku Co., Ltd.	163,400	9,787,099
DMG Mori Co., Ltd.	162,800	3,043,220
Ebara Corp.	177,531	6,451,879
FANUC Corp.	354,989	89,990,629
Fujitec Co., Ltd.	117,100	1,541,514
Furukawa Co., Ltd.	118,300	2,208,044
Glory Ltd.	119,000	4,246,403
Harmonic Drive Systems, Inc.(a)	49,500	2,843,865
Hino Motors Ltd.(a)	1,047,110	13,479,018

See Notes to Financial Statements.

100	WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

Schedule of Investments (continued)

WisdomTree Japan Hedged Equity Fund (DXJ)

March 31, 2018

Investments	Shares	Value
Hitachi Construction Machinery Co., Ltd.(a)	126,500	$4,882,769
Hitachi Zosen Corp.	117,500	602,139
Hoshizaki Corp.	57,169	5,020,766
Japan Steel Works Ltd. (The)	178,400	5,695,045
JTEKT Corp.	758,178	11,235,435
Juki Corp.	117,700	1,654,551
Kawasaki Heavy Industries Ltd.	269,251	8,709,200
Kito Corp.	89,200	1,664,899
Kitz Corp.	353,700	3,039,791
Komatsu Ltd.	2,019,906	67,368,186
Kubota Corp.	2,006,702	35,133,795
Kurita Water Industries Ltd.	215,500	6,838,858
Makino Milling Machine Co., Ltd.	366,000	3,434,584
Makita Corp.	354,538	17,335,191
Meidensha Corp.	586,000	2,237,104
MINEBEA MITSUMI, Inc.	354,901	7,581,900
Mitsubishi Heavy Industries Ltd.(a)	864,819	33,129,032
Mitsui Engineering & Shipbuilding Co., Ltd.(a)	117,231	1,907,002
Miura Co., Ltd.	55,600	1,754,001
Nabtesco Corp.	203,400	7,851,030
Nachi-Fujikoshi Corp.	679,000	4,124,438
NGK Insulators Ltd.	502,675	8,668,603
Nissei ASB Machine Co., Ltd.(a)	52,200	3,627,250
Nitta Corp.	109,300	4,064,706
NSK Ltd.	1,445,666	19,384,294
NTN Corp.(a)	1,050,200	4,384,474
Obara Group, Inc.	77,600	4,596,897
Oiles Corp.	118,800	2,530,155
OKUMA Corp.	84,800	4,991,519
OSG Corp.	280,224	6,434,481
Ryobi Ltd.	118,900	3,133,772
Shima Seiki Manufacturing Ltd.(a)	56,500	3,926,046
Shinmaywa Industries Ltd.	118,200	972,496
SMC Corp.	63,651	25,777,608
Sodick Co., Ltd.(a)	208,200	2,727,058
Star Micronics Co., Ltd.(a)	117,300	2,184,968
Sumitomo Heavy Industries Ltd.	261,937	9,938,089
Tadano Ltd.	310,300	4,653,771
Takeuchi Manufacturing Co., Ltd.	91,500	2,043,371
THK Co., Ltd.	188,179	7,785,497
Toshiba Machine Co., Ltd.	639,000	4,494,330
Tsubaki Nakashima Co., Ltd.	167,400	4,338,076
Tsubakimoto Chain Co.	723,000	5,887,334
Tsugami Corp.(a)	206,000	2,591,707
Union Tool Co.	35,700	1,260,494
YAMABIKO Corp.	75,600	988,807
Yushin Precision Equipment Co., Ltd.(a)	171,400	2,783,336

Total Machinery		529,691,441
Marine – 0.0%
Iino Kaiun Kaisha Ltd.	354,300	1,695,709
Media – 0.3%
Dentsu, Inc.	407,300	17,885,200
Metals & Mining – 1.7%
Aichi Steel Corp.	117,200	4,804,814
Daido Steel Co., Ltd.	118,000	6,035,919
Hitachi Metals Ltd.	679,318	8,035,562
JFE Holdings, Inc.	929,062	18,725,382
Kyoei Steel Ltd.(a)	189,800	3,273,091
Maruichi Steel Tube Ltd.(a)	139,800	4,278,787
Mitsubishi Materials Corp.	207,500	6,243,536
Mitsubishi Steel Manufacturing Co., Ltd.	70,800	1,629,698
Mitsui Mining & Smelting Co., Ltd.	102,900	4,673,315
Nippon Steel & Sumitomo Metal Corp.	1,609,300	35,356,177
Sanyo Special Steel Co., Ltd.	129,000	3,238,646
Sumitomo Metal Mining Co., Ltd.	238,000	10,025,764
Topy Industries Ltd.	117,400	3,422,097
Toyo Kohan Co., Ltd.	115,700	776,773
UACJ Corp.(a)	117,700	3,021,354

Total Metals & Mining		113,540,915
Multiline Retail – 0.2%
Ryohin Keikaku Co., Ltd.	33,800	11,346,121
Oil, Gas & Consumable Fuels – 0.1%
Idemitsu Kosan Co., Ltd.	254,800	9,691,265
Paper & Forest Products – 0.1%
Oji Holdings Corp.	1,530,000	9,840,338
Personal Products – 1.2%
Kao Corp.	683,080	51,261,509
Kose Corp.	56,300	11,789,384
Mandom Corp.	117,100	4,040,969
Shiseido Co., Ltd.	231,022	14,799,745

Total Personal Products		81,891,607
Pharmaceuticals – 7.7%
Astellas Pharma, Inc.	5,298,104	80,405,641
Chugai Pharmaceutical Co., Ltd.	749,700	37,925,585
Daiichi Sankyo Co., Ltd.	2,055,221	68,140,190
Eisai Co., Ltd.(a)	762,677	48,629,175
Hisamitsu Pharmaceutical Co., Inc.	117,300	9,088,406
Kyowa Hakko Kirin Co., Ltd.	642,570	14,120,227
Mitsubishi Tanabe Pharma Corp.	1,104,500	21,601,881
Otsuka Holdings Co., Ltd.	1,142,100	57,228,499
Rohto Pharmaceutical Co., Ltd.	48,300	1,351,128
Santen Pharmaceutical Co., Ltd.	661,600	10,668,961
Seikagaku Corp.(a)	117,400	2,141,570
Shionogi & Co., Ltd.	378,077	19,520,647
Sumitomo Dainippon Pharma Co., Ltd.(a)	386,000	6,482,332
Takeda Pharmaceutical Co., Ltd.(a)	2,581,663	125,818,141
ZERIA Pharmaceutical Co., Ltd.	140,300	2,807,319

Total Pharmaceuticals		505,929,702
Professional Services – 0.7%
Outsourcing, Inc.	70,900	1,268,000
Recruit Holdings Co., Ltd.	1,795,600	44,649,405
Weathernews, Inc.	53,900	1,710,508

Total Professional Services		47,627,913

See Notes to Financial Statements.

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds	101

Schedule of Investments (continued)

WisdomTree Japan Hedged Equity Fund (DXJ)

March 31, 2018

Investments	Shares	Value
Road & Rail – 0.2%
Hitachi Transport System Ltd.	117,600	$3,306,290
Nippon Express Co., Ltd.	161,600	10,818,919

Total Road & Rail		14,125,209
Semiconductors & Semiconductor Equipment – 1.9%
Advantest Corp.(a)	189,300	3,967,557
Disco Corp.	78,600	16,961,636
Lasertec Corp.	87,500	3,216,972
MegaChips Corp.*(a)	65,000	2,340,856
NuFlare Technology, Inc.	18,200	1,155,148
Rohm Co., Ltd.	129,600	12,344,598
SCREEN Holdings Co., Ltd.	69,460	6,374,515
Shindengen Electric Manufacturing Co., Ltd.	23,200	1,533,578
Shinko Electric Industries Co., Ltd.	118,400	887,304
SUMCO Corp.	126,800	3,326,488
Tokyo Electron Ltd.	349,953	65,860,924
Tokyo Seimitsu Co., Ltd.	118,800	4,797,800

Total Semiconductors & Semiconductor Equipment		122,767,376
Software – 1.8%
Capcom Co., Ltd.	233,800	5,054,125
Koei Tecmo Holdings Co., Ltd.	230,500	4,503,799
Konami Holdings Corp.	118,300	6,218,119
Nintendo Co., Ltd.	166,800	73,495,515
Square Enix Holdings Co., Ltd.	117,300	5,371,425
Trend Micro, Inc.	354,408	21,161,173

Total Software		115,804,156
Specialty Retail – 0.9%
ABC-Mart, Inc.	165,800	10,928,613
Fast Retailing Co., Ltd.	100,300	40,780,179
Honeys Holdings Co., Ltd.	117,800	1,128,709
Sanrio Co., Ltd.(a)	429,000	7,797,433
VT Holdings Co., Ltd.(a)	354,000	1,807,447

Total Specialty Retail		62,442,381
Technology Hardware, Storage & Peripherals – 4.7%
Brother Industries Ltd.	477,543	11,104,503
Canon, Inc.	5,092,297	184,491,023
FUJIFILM Holdings Corp.	857,795	34,239,208
Konica Minolta, Inc.(a)	1,430,638	12,268,377
Maxell Holdings Ltd.	118,000	2,298,975
MCJ Co., Ltd.	74,300	962,721
NEC Corp.(a)	625,200	17,583,199
Ricoh Co., Ltd.(a)	2,644,878	26,137,910
Riso Kagaku Corp.	117,700	2,192,418
Roland DG Corp.	34,200	787,549
Seiko Epson Corp.(a)	930,800	16,550,473
Toshiba TEC Corp.	159,000	938,900

Total Technology Hardware, Storage & Peripherals		309,555,256
Textiles, Apparel & Luxury Goods – 0.3%
Asics Corp.	165,392	3,062,124
Descente Ltd.	117,981	1,862,624
Gunze Ltd.	24,100	1,366,460
Kurabo Industries Ltd.	319,472	1,006,329
Onward Holdings Co., Ltd.(a)	471,000	4,087,757
Seiko Holdings Corp.	117,200	2,836,604
Seiren Co., Ltd.	115,310	2,154,405
Wacoal Holdings Corp.	157,400	4,558,458

Total Textiles, Apparel & Luxury Goods		20,934,761
Tobacco – 2.8%
Japan Tobacco, Inc.	6,331,031	182,519,427
Trading Companies & Distributors – 8.3%
Alconix Corp.(a)	117,200	2,346,204
Daiichi Jitsugyo Co., Ltd.	30,000	870,240
Hanwa Co., Ltd.	151,700	6,390,371
Inabata & Co., Ltd.	99,286	1,508,662
ITOCHU Corp.(a)	5,693,694	110,634,872
Marubeni Corp.	5,689,978	41,191,482
MISUMI Group, Inc.	175,700	4,825,761
Mitsubishi Corp.	5,486,800	147,656,056
Mitsui & Co., Ltd.(a)	6,377,889	109,296,687
Nagase & Co., Ltd.	353,600	6,001,392
Nippon Steel & Sumikin Bussan Corp.	118,400	6,557,367
Sojitz Corp.(a)	3,535,421	11,335,953
Sumitomo Corp.(a)	4,310,677	72,594,476
Toyota Tsusho Corp.	773,010	26,203,113

Total Trading Companies & Distributors		547,412,636
Wireless Telecommunication Services – 0.6%
SoftBank Group Corp.	532,600	39,813,540
TOTAL COMMON STOCKS (Cost: $5,778,621,088)		6,541,492,273
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 5.9%
United States – 5.9%
State Street Navigator Securities Lending Government Money Market Portfolio, 1.74%(b)
(Cost: $391,503,379)(c)	391,503,379	391,503,379
TOTAL INVESTMENTS IN SECURITIES – 104.9% (Cost: $6,170,124,467)		6,932,995,652
Other Assets less Liabilities – (4.9)%		(325,995,973)

NET ASSETS – 100.0%		$6,606,999,679
*	Non-income producing security.

(a)	Security, or portion thereof, was on loan at March 31, 2018 (See Note 2).

(b)	Rate shown represents annualized 7-day yield as of March 31, 2018.

(c)

At March 31, 2018, the total market value of the Fund’s securities on loan was $542,027,489 and the total market value of the collateral held by the Fund was $575,194,221. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $183,690,842. Total securities on loan may not correspond with the amounts identified in the Schedule of Investments because pending sales of securities on loan may be in the process of recall from the borrower.

See Notes to Financial Statements.

102	WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

Schedule of Investments (continued)

WisdomTree Japan Hedged Equity Fund (DXJ)

March 31, 2018

FINANCIAL DERIVATIVE INSTRUMENTS
FOREIGN CURRENCY CONTRACTS (OTC – OVER THE COUNTER)
Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation	Unrealized Depreciation
BNP Paribas SA	4/4/2018	34,940,762,371	JPY	328,591,361	USD	$—	$(25,536)
BNP Paribas SA	4/4/2018	379,684,796	USD	40,539,135,511	JPY	—	(1,525,390)
BNP Paribas SA	5/7/2018	328,591,361	USD	34,868,307,976	JPY	111,439	—
Bank of America N.A.	4/4/2018	7,752,071,192	JPY	73,213,420	USD	—	(316,737)
Bank of America N.A.	4/4/2018	41,966,374,240	JPY	394,309,633	USD	321,607	—
Bank of America N.A.	4/4/2018	455,621,755	USD	48,650,744,252	JPY	—	(1,866,028)
Bank of America N.A.	5/7/2018	394,309,633	USD	41,881,203,359	JPY	—	(235,879)
Bank of Montreal	4/4/2018	34,955,548,983	JPY	328,591,361	USD	113,510	—
Bank of Montreal	4/4/2018	379,684,796	USD	40,549,880,591	JPY	—	(1,626,431)
Bank of Montreal	5/7/2018	328,591,361	USD	34,883,850,348	JPY	—	(34,979)
Barclays Bank PLC	4/4/2018	48,923,967,696	JPY	460,027,905	USD	29,138	—
Barclays Bank PLC	4/4/2018	531,558,714	USD	56,759,042,142	JPY	—	(2,175,534)
Barclays Bank PLC	5/7/2018	460,027,905	USD	48,823,911,627	JPY	78,007	—
Canadian Imperial Bank of Commerce	4/4/2018	34,945,691,242	JPY	328,591,361	USD	20,813	—
Canadian Imperial Bank of Commerce	4/4/2018	379,684,796	USD	40,569,130,610	JPY	—	(1,807,449)
Canadian Imperial Bank of Commerce	5/7/2018	328,591,361	USD	34,874,715,508	JPY	51,076	—
Citibank N.A.	4/4/2018	34,945,691,242	JPY	328,591,361	USD	20,813	—
Citibank N.A.	4/4/2018	379,684,796	USD	40,519,581,744	JPY	—	(1,341,516)
Citibank N.A.	5/7/2018	328,591,361	USD	34,874,386,917	JPY	54,172	—
Commonwealth Bank of Australia	4/4/2018	20,963,471,585	JPY	197,154,816	USD	—	(24,591)
Commonwealth Bank of Australia	4/4/2018	227,810,877	USD	24,334,302,259	JPY	—	(1,016,989)
Commonwealth Bank of Australia	5/7/2018	197,154,816	USD	20,920,491,835	JPY	71,507	—
Credit Suisse International	4/4/2018	3,117,163,855	JPY	29,285,368	USD	26,915	—
Credit Suisse International	4/4/2018	2,474,102,816	JPY	23,428,294	USD	—	(163,042)
Credit Suisse International	4/4/2018	34,982,000,587	JPY	328,591,361	USD	362,248	—
Credit Suisse International	4/4/2018	379,684,796	USD	40,545,590,152	JPY	—	(1,586,086)
Credit Suisse International	5/7/2018	1,760,985,796	JPY	16,595,523	USD	—	(6,003)
Credit Suisse International	5/7/2018	328,591,361	USD	34,910,696,262	JPY	—	(287,884)
Goldman Sachs	4/4/2018	2,773,645,296	JPY	26,356,831	USD	—	(274,828)
Goldman Sachs	4/4/2018	2,148,186,040	JPY	20,499,758	USD	—	(299,268)
Goldman Sachs	4/4/2018	41,924,104,247	JPY	394,309,633	USD	—	(75,879)
Goldman Sachs	4/4/2018	455,621,755	USD	48,686,601,684	JPY	—	(2,203,214)
Goldman Sachs	5/7/2018	394,309,633	USD	41,838,539,057	JPY	166,044	—
HSBC Holdings PLC	4/4/2018	34,962,120,810	JPY	328,591,361	USD	175,308	—
HSBC Holdings PLC	4/4/2018	379,684,796	USD	40,505,723,249	JPY	—	(1,211,197)
HSBC Holdings PLC	5/7/2018	328,591,361	USD	34,890,323,598	JPY	—	(95,961)
JP Morgan Chase Bank N.A.	4/4/2018	17,964,541,406	JPY	169,855,134	USD	—	(925,381)
JP Morgan Chase Bank N.A.	4/4/2018	34,937,673,613	JPY	328,591,361	USD	—	(54,581)
JP Morgan Chase Bank N.A.	4/4/2018	379,684,796	USD	40,534,769,136	JPY	—	(1,484,330)
JP Morgan Chase Bank N.A.	5/7/2018	328,591,361	USD	34,866,040,696	JPY	132,798	—
Morgan Stanley & Co. International	4/4/2018	34,945,691,242	JPY	328,591,361	USD	20,813	—
Morgan Stanley & Co. International	4/4/2018	379,684,796	USD	40,534,769,136	JPY	—	(1,484,330)
Morgan Stanley & Co. International	5/7/2018	328,591,361	USD	34,874,058,325	JPY	57,267	—
Nomura International PLC	4/4/2018	34,935,833,501	JPY	328,591,361	USD	—	(71,885)
Nomura International PLC	4/4/2018	379,684,796	USD	40,549,766,685	JPY	—	(1,625,360)
Nomura International PLC	5/7/2018	328,591,361	USD	34,864,200,584	JPY	150,133	—
Royal Bank of Canada	4/4/2018	41,956,910,808	JPY	394,309,633	USD	232,617	—
Royal Bank of Canada	4/4/2018	455,621,755	USD	48,645,595,726	JPY	—	(1,817,614)
Royal Bank of Canada	5/7/2018	394,309,633	USD	41,870,359,844	JPY	—	(133,727)
Societe Generale	4/4/2018	34,962,120,810	JPY	328,591,361	USD	175,308	—
Societe Generale	4/4/2018	379,684,796	USD	40,542,552,674	JPY	—	(1,557,523)
Societe Generale	5/7/2018	328,591,361	USD	34,890,487,893	JPY	—	(97,509)
Standard Chartered Bank	4/4/2018	34,945,691,242	JPY	328,591,361	USD	20,813	—
Standard Chartered Bank	4/4/2018	379,684,796	USD	40,526,226,228	JPY	—	(1,403,997)
Standard Chartered Bank	5/7/2018	328,591,361	USD	34,873,894,029	JPY	58,815	—
State Street Bank and Trust	4/2/2018	2,512,799	USD	267,500,000	JPY	—	(2,481)

See Notes to Financial Statements.

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds	103

Schedule of Investments (concluded)

WisdomTree Japan Hedged Equity Fund (DXJ)

March 31, 2018

Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation	Unrealized Depreciation
State Street Bank and Trust	4/4/2018	41,084,348,349	JPY	386,376,210	USD	$—	$(39,110)
State Street Bank and Trust	4/4/2018	41,962,432,101	JPY	394,309,642	USD	284,528	—
State Street Bank and Trust	4/4/2018	455,621,755	USD	48,641,039,509	JPY	—	(1,774,770)
State Street Bank and Trust	5/7/2018	394,309,642	USD	41,876,157,151	JPY	—	(188,332)
UBS AG	4/4/2018	5,630,420,037	JPY	52,713,662	USD	232,052	—
UBS AG	4/4/2018	3,438,966,435	JPY	32,213,905	USD	124,452	—
UBS AG	4/4/2018	3,723,021,933	JPY	35,142,442	USD	—	(132,966)
UBS AG	4/4/2018	2,475,970,051	JPY	23,428,294	USD	—	(145,484)
UBS AG	4/4/2018	7,781,122,278	JPY	73,213,420	USD	—	(43,555)
UBS AG	4/4/2018	3,382,005,808	JPY	32,213,905	USD	—	(411,178)
UBS AG	4/4/2018	4,644,020,943	JPY	43,928,052	USD	—	(257,952)
UBS AG	4/4/2018	41,930,886,373	JPY	394,309,633	USD	—	(12,104)
UBS AG	4/4/2018	455,621,759	USD	48,569,051,698	JPY	—	(1,097,828)
UBS AG	5/7/2018	394,309,633	USD	41,844,138,253	JPY	113,296	—
Wells Fargo Bank N.A.	4/4/2018	34,962,120,810	JPY	328,591,361	USD	175,308	—
Wells Fargo Bank N.A.	4/4/2018	379,684,796	USD	40,546,083,743	JPY	—	(1,590,727)
Wells Fargo Bank N.A.	5/7/2018	328,591,361	USD	34,890,586,471	JPY	—	(98,438)
						$3,380,797	$(34,651,583)

CURRENCY LEGEND

JPY – Japanese yen

USD – U.S. dollar

See Notes to Financial Statements.

104	WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

Schedule of Investments

WisdomTree Japan Hedged Financials Fund (DXJF)

March 31, 2018

Investments	Shares	Value
COMMON STOCKS – 98.6%
Japan – 98.6%
Banks – 49.5%
77 Bank Ltd. (The)	9,583	$225,721
Akita Bank Ltd. (The)	2,030	54,305
Aomori Bank Ltd. (The)	2,500	75,693
Aozora Bank Ltd.	13,763	548,061
Awa Bank Ltd. (The)	30,000	192,384
Bank of Iwate Ltd. (The)	2,700	106,883
Bank of Kyoto Ltd. (The)	9,203	514,018
Bank of Nagoya Ltd. (The)(a)	2,470	91,856
Bank of Okinawa Ltd. (The)	2,764	116,694
Bank of the Ryukyus Ltd.	6,200	94,210
Chiba Bank Ltd. (The)	95,781	770,031
Chugoku Bank Ltd. (The)	23,250	273,928
Concordia Financial Group Ltd.	146,800	810,264
Daishi Bank Ltd. (The)	4,065	179,647
Fukui Bank Ltd. (The)	2,700	59,154
Fukuoka Financial Group, Inc.	101,133	544,891
Gunma Bank Ltd. (The)	55,250	313,785
Hachijuni Bank Ltd. (The)	63,509	340,387
Hiroshima Bank Ltd. (The)	27,100	204,110
Hokkoku Bank Ltd. (The)	3,570	138,805
Hokuetsu Bank Ltd. (The)	3,200	69,807
Hokuhoku Financial Group, Inc.(a)	12,380	167,977
Hyakugo Bank Ltd. (The)	34,490	163,126
Hyakujushi Bank Ltd. (The)	40,390	137,102
Iyo Bank Ltd. (The)	30,250	227,835
Japan Post Bank Co., Ltd.	47,486	637,612
Juroku Bank Ltd. (The)	3,475	92,634
Keiyo Bank Ltd. (The)	35,350	157,887
Kiyo Bank Ltd. (The)	8,920	141,579
Kyushu Financial Group, Inc.	57,700	285,380
Mebuki Financial Group, Inc.	109,462	420,968
Minato Bank Ltd. (The)	3,350	66,150
Mitsubishi UFJ Financial Group, Inc.	249,320	1,634,001
Miyazaki Bank Ltd. (The)	2,500	77,692
Mizuho Financial Group, Inc.	884,679	1,592,173
Musashino Bank Ltd. (The)	4,250	134,074
Nanto Bank Ltd. (The)	3,142	84,732
Nishi-Nippon Financial Holdings, Inc.	19,634	227,817
North Pacific Bank Ltd.	40,600	135,524
Ogaki Kyoritsu Bank Ltd. (The)	4,705	118,477
Oita Bank Ltd. (The)	2,380	87,837
Resona Holdings, Inc.	254,450	1,344,625
San-In Godo Bank Ltd. (The)	20,470	181,314
Senshu Ikeda Holdings, Inc.	36,330	136,643
Seven Bank Ltd.(a)	87,570	279,137
Shiga Bank Ltd. (The)	34,340	173,072
Shikoku Bank Ltd. (The)	6,000	84,513
Shinsei Bank Ltd.	24,435	375,888
Shizuoka Bank Ltd. (The)	68,740	650,235
Sumitomo Mitsui Financial Group, Inc.	40,940	1,716,131
Sumitomo Mitsui Trust Holdings, Inc.	43,561	1,764,149
Suruga Bank Ltd.	25,000	345,322
Toho Bank Ltd. (The)	31,300	119,785
Tokyo TY Financial Group, Inc.	3,100	73,776
TOMONY Holdings, Inc.	20,700	92,065
Yamagata Bank Ltd. (The)(a)	4,060	89,866
Yamaguchi Financial Group, Inc.(a)	29,511	357,406
Yamanashi Chuo Bank Ltd. (The)	24,700	101,726

Total Banks		20,200,864
Capital Markets – 12.6%
Daiwa Securities Group, Inc.	191,330	1,221,022
Japan Exchange Group, Inc.	62,180	1,151,806
Matsui Securities Co., Ltd.	15,600	141,405
Monex Group, Inc.	31,800	103,458
Nomura Holdings, Inc.	276,561	1,600,075
Okasan Securities Group, Inc.(a)	28,700	171,633
SBI Holdings, Inc.(a)	23,950	547,911
Tokai Tokyo Financial Holdings, Inc.	29,950	206,989

Total Capital Markets		5,144,299
Consumer Finance – 3.8%
Acom Co., Ltd.*(a)	63,050	281,013
AEON Financial Service Co., Ltd.(a)	14,750	339,104
Aiful Corp.*(a)	45,000	148,942
Credit Saison Co., Ltd.	21,450	352,357
Hitachi Capital Corp.	6,750	170,162
J Trust Co., Ltd.(a)	8,300	54,475
Jaccs Co., Ltd.	3,880	85,152
Orient Corp.(a)	79,600	124,995

Total Consumer Finance		1,556,200
Diversified Financial Services – 4.3%
Financial Products Group Co., Ltd.	9,000	116,699
Fuyo General Lease Co., Ltd.	3,067	206,774
IBJ Leasing Co., Ltd.	5,632	158,872
Japan Securities Finance Co., Ltd.	16,300	100,084
Mitsubishi UFJ Lease & Finance Co., Ltd.	66,400	389,597
Ricoh Leasing Co., Ltd.	2,600	86,055
Tokyo Century Corp.	6,720	416,406
Zenkoku Hosho Co., Ltd.(a)	6,300	276,643

Total Diversified Financial Services		1,751,130
Insurance – 28.4%
Dai-ichi Life Holdings, Inc.	96,140	1,756,013
Japan Post Holdings Co., Ltd.	57,159	688,488
Japan Post Insurance Co., Ltd.(a)	8,767	205,676
MS&AD Insurance Group Holdings, Inc.	56,160	1,771,667
Sompo Holdings, Inc.	46,200	1,860,163
Sony Financial Holdings, Inc.(a)	20,700	376,824
T&D Holdings, Inc.	73,510	1,167,105
Tokio Marine Holdings, Inc.	84,540	3,763,958

Total Insurance		11,589,894
TOTAL COMMON STOCKS (Cost: $43,101,055)		40,242,387

See Notes to Financial Statements.

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds	105

Schedule of Investments (concluded)

WisdomTree Japan Hedged Financials Fund (DXJF)

March 31, 2018

Investments	Shares	Value
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 5.0%
United States – 5.0%
State Street Navigator Securities Lending Government Money Market Portfolio, 1.74%(b)
(Cost: $2,035,345)(c)	2,035,345	$2,035,345
TOTAL INVESTMENTS IN SECURITIES – 103.6% (Cost: $45,136,400)		42,277,732
Other Assets less Liabilities – (3.6)%		(1,460,687)

NET ASSETS – 100.0%		$40,817,045
*	Non-income producing security.

(a)	Security, or portion thereof, was on loan at March 31, 2018 (See Note 2).

(b)	Rate shown represents annualized 7-day yield as of March 31, 2018.

(c)

At March 31, 2018, the total market value of the Fund’s securities on loan was $3,238,508 and the total market value of the collateral held by the Fund was $3,391,162. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $1,355,817.

FINANCIAL DERIVATIVE INSTRUMENTS
FOREIGN CURRENCY CONTRACTS (OTC – OVER THE COUNTER)
Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation	Unrealized Depreciation
Bank of America N.A.	4/4/2018	949,916,192	JPY	8,933,762	USD	$—	$(1,215)
Bank of America N.A.	4/4/2018	8,933,762	USD	950,970,376	JPY	—	(8,698)
Bank of America N.A.	5/7/2018	8,562,841	USD	908,634,741	JPY	2,969	—
Bank of Montreal	4/4/2018	8,933,762	USD	950,956,976	JPY	—	(8,572)
Barclays Bank PLC	4/4/2018	949,932,273	JPY	8,933,762	USD	—	(1,064)
Barclays Bank PLC	4/4/2018	8,933,762	USD	950,958,762	JPY	—	(8,588)
Barclays Bank PLC	5/7/2018	8,562,841	USD	908,665,567	JPY	2,678	—
Canadian Imperial Bank of Commerce	4/4/2018	8,933,762	USD	951,141,905	JPY	—	(10,311)
Citibank N.A.	4/4/2018	949,943,887	JPY	8,933,762	USD	—	(955)
Citibank N.A.	5/7/2018	8,562,841	USD	908,669,848	JPY	2,638	—
Credit Suisse International	4/4/2018	949,929,593	JPY	8,933,762	USD	—	(1,089)
Credit Suisse International	5/7/2018	8,562,841	USD	908,654,435	JPY	2,783	—
Goldman Sachs	4/4/2018	723,749,200	JPY	6,806,677	USD	—	(894)
Goldman Sachs	5/7/2018	6,524,073	USD	692,326,797	JPY	1,948	—
Royal Bank of Canada	4/4/2018	6,806,677	USD	724,537,413	JPY	—	(6,518)
						$13,016	$(47,904)

CURRENCY LEGEND

JPY – Japanese yen

USD – U.S. dollar

See Notes to Financial Statements.

106	WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

Schedule of Investments

WisdomTree Japan Hedged Quality Dividend Growth Fund (JHDG)

March 31, 2018

Investments	Shares	Value
COMMON STOCKS – 99.0%
Japan – 99.0%
Auto Components – 6.2%
Aisin Seiki Co., Ltd.	1,581	$85,926
Bridgestone Corp.	5,692	247,483
Denso Corp.	5,064	277,127
Koito Manufacturing Co., Ltd.	400	27,757
NGK Spark Plug Co., Ltd.	877	21,135
Nifco, Inc.	800	27,306
NOK Corp.	616	11,967
Stanley Electric Co., Ltd.	476	17,590
Sumitomo Electric Industries Ltd.	4,391	67,031
Sumitomo Rubber Industries Ltd.	1,822	33,442
Topre Corp.	200	5,792
TS Tech Co., Ltd.	500	19,817
Yokohama Rubber Co., Ltd. (The)	800	18,528

Total Auto Components		860,901
Automobiles – 11.4%
Isuzu Motors Ltd.	5,088	78,078
Mazda Motor Corp.	2,483	32,838
Nissan Motor Co., Ltd.	45,284	470,085
Subaru Corp.	7,100	232,795
Suzuki Motor Corp.	1,258	67,779
Toyota Motor Corp.	10,111	648,872
Yamaha Motor Co., Ltd.	1,715	51,281

Total Automobiles		1,581,728
Banks – 0.1%
Seven Bank Ltd.	6,500	20,719
Beverages – 0.7%
Asahi Group Holdings Ltd.	1,774	94,530
Building Products – 1.2%
Aica Kogyo Co., Ltd.	648	24,007
Daikin Industries Ltd.	986	108,798
Nichias Corp.	1,000	12,713
Sanwa Holdings Corp.	1,474	19,030

Total Building Products		164,548
Capital Markets – 1.6%
Ichigo, Inc.(a)	2,300	10,121
Nomura Holdings, Inc.	31,100	179,933
Tokai Tokyo Financial Holdings, Inc.	4,800	33,173

Total Capital Markets		223,227
Chemicals – 6.5%
Air Water, Inc.	1,044	20,379
Asahi Kasei Corp.	9,383	123,430
Daicel Corp.	1,800	19,667
DIC Corp.	694	23,264
Hitachi Chemical Co., Ltd.	400	9,121
Kansai Paint Co., Ltd.	597	13,910
Kuraray Co., Ltd.	2,500	42,501
Mitsubishi Gas Chemical Co., Inc.	1,500	35,952
Mitsui Chemicals, Inc.	1,400	44,165
Nihon Parkerizing Co., Ltd.	431	7,044
Nippon Kayaku Co., Ltd.	1,000	12,290
Nippon Paint Holdings Co., Ltd.	859	31,541
Nippon Shokubai Co., Ltd.	300	20,367
Nissan Chemical Industries Ltd.	600	24,937
Nitto Denko Corp.	800	60,013
NOF Corp.	349	10,321
Shin-Etsu Chemical Co., Ltd.	1,670	172,810
Sumitomo Chemical Co., Ltd.	11,000	64,128
Taiyo Holdings Co., Ltd.	100	4,297
Taiyo Nippon Sanso Corp.	2,200	33,326
Tokyo Ohka Kogyo Co., Ltd.	200	7,174
Toray Industries, Inc.	7,400	70,034
Tosoh Corp.	2,000	39,267
Zeon Corp.	1,554	22,473

Total Chemicals		912,411
Commercial Services & Supplies – 0.8%
Aeon Delight Co., Ltd.	300	10,860
Park24 Co., Ltd.	705	18,906
Secom Co., Ltd.	910	67,769
Sohgo Security Services Co., Ltd.	200	9,892

Total Commercial Services & Supplies		107,427
Construction & Engineering – 1.8%
Hazama Ando Corp.	1,700	12,804
Kajima Corp.	7,332	68,046
Kyudenko Corp.	400	19,671
Maeda Corp.	600	7,080
Maeda Road Construction Co., Ltd.	790	15,971
Nippo Corp.	691	16,029
SHO-BOND Holdings Co., Ltd.	200	14,763
Taisei Corp.	1,400	71,086
Toda Corp.	2,000	14,499
Toshiba Plant Systems & Services Corp.	600	12,937

Total Construction & Engineering		252,886
Construction Materials – 0.2%
Sumitomo Osaka Cement Co., Ltd.(a)	2,664	11,823
Taiheiyo Cement Corp.	579	21,042

Total Construction Materials		32,865
Diversified Financial Services – 0.1%
Zenkoku Hosho Co., Ltd.	200	8,782
Electric Utilities – 0.2%
Tohoku Electric Power Co., Inc.	2,700	36,076
Electrical Equipment – 2.4%
Fuji Electric Co., Ltd.	4,000	27,231
Mabuchi Motor Co., Ltd.	300	14,781
Mitsubishi Electric Corp.	10,610	169,750
Nidec Corp.	738	113,736
Nissin Electric Co., Ltd.	400	3,709

Total Electrical Equipment		329,207
Electronic Equipment, Instruments & Components – 3.5%
Ai Holdings Corp.	200	5,572
Alps Electric Co., Ltd.	236	5,787

See Notes to Financial Statements.

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds	107

Schedule of Investments (continued)

WisdomTree Japan Hedged Quality Dividend Growth Fund (JHDG)

March 31, 2018

Investments	Shares	Value
Amano Corp.	500	$13,498
Citizen Watch Co., Ltd.	2,100	15,086
Hamamatsu Photonics K.K.	500	18,900
Hirose Electric Co., Ltd.	241	33,131
Hitachi High-Technologies Corp.	700	33,305
Horiba Ltd.	200	15,496
Japan Aviation Electronics Industry Ltd.	1,000	14,151
Keyence Corp.	36	22,355
Murata Manufacturing Co., Ltd.	881	120,698
Oki Electric Industry Co., Ltd.	500	6,634
Omron Corp.	900	52,976
Shimadzu Corp.	780	21,944
TDK Corp.	600	54,104
Yaskawa Electric Corp.	840	38,110
Yokogawa Electric Corp.	1,045	21,598

Total Electronic Equipment, Instruments & Components		493,345
Energy Equipment & Services – 0.0%
Modec, Inc.	200	5,000
Food & Staples Retailing – 2.6%
Create SD Holdings Co., Ltd.	300	7,802
FamilyMart UNY Holdings Co., Ltd.	577	48,612
Kobe Bussan Co., Ltd.	100	4,523
Matsumotokiyoshi Holdings Co., Ltd.	600	25,388
Seven & I Holdings Co., Ltd.	4,985	213,931
Sugi Holdings Co., Ltd.	100	5,538
Sundrug Co., Ltd.	450	20,797
Tsuruha Holdings, Inc.	100	14,264
Valor Holdings Co., Ltd.	100	2,708
Welcia Holdings Co., Ltd.(a)	200	8,980
Yaoko Co., Ltd.	200	10,776

Total Food & Staples Retailing		363,319
Food Products – 1.3%
Ajinomoto Co., Inc.	1,669	30,210
Calbee, Inc.(a)	200	6,620
Ezaki Glico Co., Ltd.	223	11,680
Kewpie Corp.	500	13,573
Kikkoman Corp.	572	23,020
MEIJI Holdings Co., Ltd.	400	30,465
Morinaga & Co., Ltd.	100	4,405
NH Foods Ltd.	308	12,627
Toyo Suisan Kaisha Ltd.	500	19,394
Yakult Honsha Co., Ltd.	364	26,936

Total Food Products		178,930
Gas Utilities – 0.1%
Nippon Gas Co., Ltd.	200	9,347
Health Care Equipment & Supplies – 1.8%
Hoya Corp.	1,695	84,551
Nakanishi, Inc.	600	12,220
Nihon Kohden Corp.	400	11,137
Olympus Corp.	700	26,591
Paramount Bed Holdings Co., Ltd.	200	10,212
Sysmex Corp.	528	47,860
Terumo Corp.	1,062	55,821

Total Health Care Equipment & Supplies		248,392
Health Care Providers & Services – 0.1%
Japan Lifeline Co., Ltd.	100	2,915
Ship Healthcare Holdings, Inc.	300	10,578

Total Health Care Providers & Services		13,493
Health Care Technology – 0.1%
M3, Inc.	300	13,484
Hotels, Restaurants & Leisure – 0.5%
Ichibanya Co., Ltd.(a)	200	8,256
Oriental Land Co., Ltd.	449	45,871
Skylark Co., Ltd.	700	10,083

Total Hotels, Restaurants & Leisure		64,210
Household Durables – 3.0%
Casio Computer Co., Ltd.(a)	1,221	18,209
Haseko Corp.	1,522	23,170
Iida Group Holdings Co., Ltd.	2,100	39,255
Panasonic Corp.	11,100	158,750
Rinnai Corp.	96	9,117
Sekisui Chemical Co., Ltd.	2,275	39,703
Sekisui House Ltd.	5,555	101,437
Starts Corp., Inc.	300	8,161
Sumitomo Forestry Co., Ltd.	900	14,437

Total Household Durables		412,239
Household Products – 0.4%
Pigeon Corp.	418	18,886
Unicharm Corp.	1,100	31,329

Total Household Products		50,215
Internet & Catalog Retail – 0.1%
Rakuten, Inc.	100	845
Start Today Co., Ltd.	600	16,034

Total Internet & Catalog Retail		16,879
Internet Software & Services – 1.3%
DeNA Co., Ltd.(a)	300	5,416
GMO Internet, Inc.	700	14,105
Kakaku.com, Inc.	900	15,757
Mixi, Inc.	323	11,936
Yahoo Japan Corp.(a)	29,914	138,952

Total Internet Software & Services		186,166
IT Services – 1.6%
Fujitsu Ltd.	7,000	43,099
Itochu Techno-Solutions Corp.	1,600	33,505
Nihon Unisys Ltd.	700	15,099
NS Solutions Corp.	600	17,151
Obic Co., Ltd.	400	33,286
Otsuka Corp.	950	47,880
SCSK Corp.	549	23,720
Transcosmos, Inc.	300	7,741

Total IT Services		221,481

See Notes to Financial Statements.

108	WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

Schedule of Investments (continued)

WisdomTree Japan Hedged Quality Dividend Growth Fund (JHDG)

March 31, 2018

Investments	Shares	Value
Leisure Products – 0.4%
Bandai Namco Holdings, Inc.	765	$25,140
Heiwa Corp.	602	12,108
Shimano, Inc.	143	20,627

Total Leisure Products		57,875
Machinery – 8.1%
CKD Corp.	300	6,677
Daifuku Co., Ltd.	500	29,948
Ebara Corp.	487	17,699
FANUC Corp.	1,061	268,966
Fujitec Co., Ltd.	800	10,531
Harmonic Drive Systems, Inc.	100	5,745
Hino Motors Ltd.	3,488	44,900
Hoshizaki Corp.	152	13,349
Komatsu Ltd.	6,222	207,517
Kubota Corp.	5,819	101,880
Kurita Water Industries Ltd.	600	19,041
Makita Corp.	998	48,797
MINEBEA MITSUMI, Inc.	1,448	30,934
Mitsubishi Heavy Industries Ltd.	2,300	88,107
Nabtesco Corp.	525	20,265
NGK Insulators Ltd.	323	5,570
NSK Ltd.	4,162	55,807
Obara Group, Inc.	100	5,924
OSG Corp.	600	13,777
SMC Corp.	143	57,913
Sumitomo Heavy Industries Ltd.	800	30,353
THK Co., Ltd.	748	30,947
Tsubakimoto Chain Co.	1,000	8,143

Total Machinery		1,122,790
Media – 0.6%
CyberAgent, Inc.(a)	196	9,749
Daiichikosho Co., Ltd.	290	15,379
Dentsu, Inc.	1,000	43,912
Toho Co., Ltd.	648	21,509

Total Media		90,549
Metals & Mining – 1.2%
Dowa Holdings Co., Ltd.	270	9,673
Hitachi Metals Ltd.	2,100	24,841
Mitsubishi Materials Corp.	700	21,062
Nippon Steel & Sumitomo Metal Corp.	4,700	103,258
Tokyo Steel Manufacturing Co., Ltd.	500	4,020

Total Metals & Mining		162,854
Multiline Retail – 0.6%
Don Quijote Holdings Co., Ltd.	200	11,490
Izumi Co., Ltd.	200	13,653
Marui Group Co., Ltd.(a)	1,200	24,463
Ryohin Keikaku Co., Ltd.	112	37,597

Total Multiline Retail		87,203
Personal Products – 2.3%
Ci:z Holdings Co., Ltd.	200	9,967
Kao Corp.	2,087	156,618
Kobayashi Pharmaceutical Co., Ltd.	188	13,576
Kose Corp.	100	20,940
Mandom Corp.	200	6,902
Noevir Holdings Co., Ltd.	300	21,636
Pola Orbis Holdings, Inc.	1,100	45,097
Shiseido Co., Ltd.	700	44,844

Total Personal Products		319,580
Pharmaceuticals – 6.3%
Astellas Pharma, Inc.	13,924	211,315
Chugai Pharmaceutical Co., Ltd.	2,035	102,946
Daiichi Sankyo Co., Ltd.	6,000	198,928
Hisamitsu Pharmaceutical Co., Inc.	433	33,549
Kaken Pharmaceutical Co., Ltd.	300	17,715
Kyowa Hakko Kirin Co., Ltd.	2,000	43,949
Otsuka Holdings Co., Ltd.	3,300	165,357
Santen Pharmaceutical Co., Ltd.	2,100	33,865
Shionogi & Co., Ltd.	995	51,373
Tsumura & Co.	378	12,991

Total Pharmaceuticals		871,988
Professional Services – 1.5%
Benefit One, Inc.(a)	200	5,534
en-japan, Inc.	100	5,802
Meitec Corp.	411	22,762
Nihon M&A Center, Inc.	400	13,766
Persol Holdings Co., Ltd.	467	13,591
Recruit Holdings Co., Ltd.	5,100	126,817
TechnoPro Holdings, Inc.	400	24,109

Total Professional Services		212,381
Real Estate Management & Development – 2.9%
Daito Trust Construction Co., Ltd.	661	114,300
Daiwa House Industry Co., Ltd.	5,100	196,615
Hulic Co., Ltd.	3,292	35,938
Kenedix, Inc.	600	3,735
Leopalace21 Corp.	2,600	21,685
Open House Co., Ltd.	400	24,824
Relo Group, Inc.	300	8,310

Total Real Estate Management & Development		405,407
Road & Rail – 1.5%
Central Japan Railway Co.	478	90,476
East Japan Railway Co.	1,197	111,000
Keisei Electric Railway Co., Ltd.	200	6,149

Total Road & Rail		207,625
Semiconductors & Semiconductor Equipment – 2.0%
Advantest Corp.(a)	600	12,576
Disco Corp.	244	52,654
SCREEN Holdings Co., Ltd.	100	9,177
SUMCO Corp.	700	18,364
Tokyo Electron Ltd.	1,000	188,199

Total Semiconductors & Semiconductor Equipment		280,970
Software – 2.7%
Capcom Co., Ltd.	800	17,294

See Notes to Financial Statements.

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds	109

Schedule of Investments (concluded)

WisdomTree Japan Hedged Quality Dividend Growth Fund (JHDG)

March 31, 2018

Investments	Shares	Value
COLOPL, Inc.(a)	100	$871
Koei Tecmo Holdings Co., Ltd.	500	9,770
Nintendo Co., Ltd.	500	220,310
Oracle Corp.	600	48,801
Square Enix Holdings Co., Ltd.	485	22,209
Trend Micro, Inc.	1,011	60,365

Total Software		379,620
Specialty Retail – 2.0%
ABC-Mart, Inc.	400	26,366
Fast Retailing Co., Ltd.	223	90,668
Hikari Tsushin, Inc.	277	44,304
K’s Holdings Corp.	1,644	22,739
Nitori Holdings Co., Ltd.	200	35,364
Shimamura Co., Ltd.	70	8,761
T-Gaia Corp.	582	16,204
USS Co., Ltd.	1,625	32,852

Total Specialty Retail		277,258
Technology Hardware, Storage & Peripherals – 0.6%
Brother Industries Ltd.	1,713	39,833
Seiko Epson Corp.	2,600	46,230

Total Technology Hardware, Storage & Peripherals		86,063
Tobacco – 3.6%
Japan Tobacco, Inc.	17,373	500,852
Trading Companies & Distributors – 3.5%
ITOCHU Corp.	16,899	328,367
Iwatani Corp.	320	11,825
Marubeni Corp.	17,055	123,466
MISUMI Group, Inc.	600	16,479
MonotaRO Co., Ltd.	100	3,592

Total Trading Companies & Distributors		483,729
Wireless Telecommunication Services – 9.6%
KDDI Corp.	20,587	525,854
NTT DOCOMO, Inc.	26,946	688,282
SoftBank Group Corp.	1,595	119,232

Total Wireless Telecommunication Services		1,333,368
TOTAL COMMON STOCKS (Cost: $11,504,931)		13,781,919
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 0.6%
United States – 0.6%
State Street Navigator Securities Lending Government Money Market Portfolio, 1.74%(b)
(Cost: $83,972)(c)	83,972	83,972
TOTAL INVESTMENTS IN SECURITIES – 99.6% (Cost: $11,588,903)		13,865,891
Other Assets less Liabilities – 0.4%		56,542

NET ASSETS – 100.0%		$13,922,433
(a)	Security, or portion thereof, was on loan at March 31, 2018 (See Note 2).

(b)	Rate shown represents annualized 7-day yield as of March 31, 2018.

(c)

At March 31, 2018, the total market value of the Fund’s securities on loan was $235,499 and the total market value of the collateral held by the Fund was $245,778. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $161,806.

FINANCIAL DERIVATIVE INSTRUMENTS
FOREIGN CURRENCY CONTRACTS (OTC – OVER THE COUNTER)
Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation	Unrealized Depreciation
Bank of America N.A.	4/4/2018	318,954,820	JPY	2,999,703	USD	$—	$(408)
Bank of America N.A.	4/4/2018	2,999,703	USD	319,308,785	JPY	—	(2,920)
Bank of America N.A.	5/7/2018	2,885,689	USD	306,211,136	JPY	1,000	—
Bank of Montreal	4/2/2018	4,688	USD	500,000	JPY	—	(14)
Bank of Montreal	4/4/2018	2,999,703	USD	319,304,285	JPY	—	(2,878)
Barclays Bank PLC	4/4/2018	318,960,219	JPY	2,999,703	USD	—	(357)
Barclays Bank PLC	4/4/2018	2,999,703	USD	319,304,885	JPY	—	(2,884)
Barclays Bank PLC	5/7/2018	2,885,689	USD	306,221,525	JPY	903	—
Canadian Imperial Bank of Commerce	4/4/2018	2,999,703	USD	319,366,379	JPY	—	(3,462)
Citibank N.A.	4/4/2018	318,964,119	JPY	2,999,703	USD	—	(321)
Citibank N.A.	5/7/2018	2,885,689	USD	306,222,968	JPY	889	—
Credit Suisse International	4/4/2018	318,959,319	JPY	2,999,703	USD	—	(366)
Credit Suisse International	5/7/2018	2,885,689	USD	306,217,773	JPY	938	—
Goldman Sachs	4/4/2018	243,014,339	JPY	2,285,488	USD	—	(300)
Goldman Sachs	5/7/2018	2,198,623	USD	233,315,234	JPY	657	—
Royal Bank of Canada	4/4/2018	2,285,488	USD	243,278,998	JPY	—	(2,189)
						$4,387	$(16,099)

CURRENCY LEGEND

JPY – Japanese yen

USD – U.S. dollar

See Notes to Financial Statements.

110	WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

Schedule of Investments

WisdomTree Japan Hedged SmallCap Equity Fund (DXJS)

March 31, 2018

Investments	Shares	Value
COMMON STOCKS – 99.0%
Japan – 99.0%
Air Freight & Logistics – 0.4%
Kintetsu World Express, Inc.	13,100	$246,110
Konoike Transport Co., Ltd.	16,600	287,515
Maruwa Unyu Kikan Co., Ltd.(a)	7,400	220,226
SBS Holdings, Inc.(a)	5,900	76,725
Shibusawa Warehouse Co., Ltd. (The)	800	13,570

Total Air Freight & Logistics		844,146
Auto Components – 5.1%
Aisan Industry Co., Ltd.	13,600	145,655
Daido Metal Co., Ltd.	14,300	164,581
Daikyonishikawa Corp.	15,000	245,980
Eagle Industry Co., Ltd.	15,300	268,451
Exedy Corp.	13,200	416,417
FCC Co., Ltd.	9,700	272,622
G-Tekt Corp.	9,098	175,202
H-One Co., Ltd.	5,700	74,446
Imasen Electric Industrial	11,200	128,271
Kasai Kogyo Co., Ltd.	10,600	137,446
Keihin Corp.	26,100	532,062
KYB Corp.	5,400	256,417
Mitsuba Corp.	3,700	47,559
Musashi Seimitsu Industry Co., Ltd.	7,900	267,047
NHK Spring Co., Ltd.	55,200	583,921
Nifco, Inc.(a)	28,000	955,712
Nihon Tokushu Toryo Co., Ltd.	4,100	81,884
Nissin Kogyo Co., Ltd.	14,900	257,510
Pacific Industrial Co., Ltd.	11,300	155,661
Piolax, Inc.	3,700	96,997
Press Kogyo Co., Ltd.	33,100	197,013
Sanoh Industrial Co., Ltd.	10,900	76,664
Shoei Co., Ltd.	7,100	277,391
Sumitomo Riko Co., Ltd.	19,900	201,526
Tachi-S Co., Ltd.	4,400	78,732
Taiho Kogyo Co., Ltd.	8,300	118,549
Tokai Rika Co., Ltd.	27,725	568,056
Topre Corp.	9,200	266,441
Toyo Tire & Rubber Co., Ltd.	27,800	478,887
Toyoda Gosei Co., Ltd.	31,900	742,084
TPR Co., Ltd.	4,606	133,178
TS Tech Co., Ltd.	18,300	725,289
Unipres Corp.	8,100	183,250
Yokohama Rubber Co., Ltd. (The)	49,300	1,141,757
Yorozu Corp.	6,000	101,044

Total Auto Components		10,553,702
Automobiles – 0.1%
Nissan Shatai Co., Ltd.	16,200	169,540
Banks – 6.7%
77 Bank Ltd. (The)	12,800	301,495
Akita Bank Ltd. (The)	3,400	90,954
Aomori Bank Ltd. (The)	3,900	118,082
Awa Bank Ltd. (The)	45,000	288,575
Bank of Iwate Ltd. (The)	3,100	122,717
Bank of Kyoto Ltd. (The)(a)	13,600	759,605
Bank of Nagoya Ltd. (The)(a)	6,000	223,131
Bank of Okinawa Ltd. (The)	6,340	267,669
Bank of Saga Ltd. (The)	3,500	76,747
Bank of the Ryukyus Ltd.	6,100	92,690
Chugoku Bank Ltd. (The)	29,900	352,277
Daishi Bank Ltd. (The)	9,100	402,163
Ehime Bank Ltd. (The)(a)	15,500	183,639
Eighteenth Bank Ltd. (The)	42,000	107,814
FIDEA Holdings Co., Ltd.	123,300	224,920
First Bank of Toyama Ltd. (The)	45,700	213,567
Fukui Bank Ltd. (The)	5,000	109,544
Gunma Bank Ltd. (The)	121,600	690,610
Hachijuni Bank Ltd. (The)	130,500	699,436
Hiroshima Bank Ltd. (The)	78,000	587,475
Hokkoku Bank Ltd. (The)	8,600	334,377
Hokuetsu Bank Ltd. (The)	7,400	161,429
Hokuhoku Financial Group, Inc.(a)	37,700	511,529
Hyakugo Bank Ltd. (The)	39,300	185,876
Hyakujushi Bank Ltd. (The)	62,000	210,456
Iyo Bank Ltd. (The)	61,900	466,214
Jimoto Holdings, Inc.	90,300	159,628
Juroku Bank Ltd. (The)	8,700	231,918
Kansai Urban Banking Corp.(a)	19,100	251,434
Keiyo Bank Ltd. (The)	59,000	263,517
Kiyo Bank Ltd. (The)	19,598	311,062
Kyushu Financial Group, Inc.	62,000	306,648
Michinoku Bank Ltd. (The)(a)	3,300	53,992
Minato Bank Ltd. (The)	8,858	174,911
Miyazaki Bank Ltd. (The)	4,200	130,522
Musashino Bank Ltd. (The)	6,000	189,281
Nanto Bank Ltd. (The)	5,200	140,231
Nishi-Nippon Financial Holdings, Inc.	42,600	494,296
North Pacific Bank Ltd.	115,500	385,543
Ogaki Kyoritsu Bank Ltd. (The)	6,300	158,640
Oita Bank Ltd. (The)	5,200	191,913
San-In Godo Bank Ltd. (The)	20,300	179,808
Senshu Ikeda Holdings, Inc.	78,100	293,747
Shiga Bank Ltd. (The)	32,000	161,279
Shikoku Bank Ltd. (The)	12,500	176,070
Tochigi Bank Ltd. (The)	43,300	166,930
Toho Bank Ltd. (The)	36,200	138,537
Tokyo TY Financial Group, Inc.	5,900	140,413
TOMONY Holdings, Inc.	41,700	185,464
Towa Bank Ltd. (The)	16,800	221,315
Yamagata Bank Ltd. (The)(a)	9,800	216,918
Yamaguchi Financial Group, Inc.(a)	50,000	605,548
Yamanashi Chuo Bank Ltd. (The)	27,000	111,199

Total Banks		13,823,755
Beverages – 0.3%
Sapporo Holdings Ltd.	10,200	297,320
Takara Holdings, Inc.	29,000	322,041

Total Beverages		619,361

See Notes to Financial Statements.

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds	111

Schedule of Investments (continued)

WisdomTree Japan Hedged SmallCap Equity Fund (DXJS)

March 31, 2018

Investments	Shares	Value
Building Products – 1.6%
Aica Kogyo Co., Ltd.	15,100	$559,417
Bunka Shutter Co., Ltd.	11,200	108,788
Central Glass Co., Ltd.	7,600	177,083
Nichias Corp.	32,000	406,808
Nichiha Corp.	5,500	210,226
Nitto Boseki Co., Ltd.	5,200	110,307
Noritz Corp.	8,000	144,579
Okabe Co., Ltd.	15,700	147,183
Sankyo Tateyama, Inc.	6,300	94,130
Sanwa Holdings Corp.	52,700	680,368
Shin Nippon Air Technologies Co., Ltd.	4,100	61,259
Sinko Industries Ltd.	6,300	98,928
Takara Standard Co., Ltd.	9,217	154,960
Takasago Thermal Engineering Co., Ltd.	15,300	281,111

Total Building Products		3,235,147
Capital Markets – 3.3%
GCA Corp.	21,800	186,330
Ichigo, Inc.(a)	86,000	378,449
Ichiyoshi Securities Co., Ltd.	17,100	200,344
IwaiCosmo Holdings, Inc.	22,300	292,720
kabu.com Securities Co., Ltd.	129,500	445,670
Kyokuto Securities Co., Ltd.(a)	16,700	241,510
Marusan Securities Co., Ltd.(a)	36,600	347,244
Matsui Securities Co., Ltd.	111,900	1,014,307
Monex Group, Inc.	57,365	186,632
Okasan Securities Group, Inc.(a)	90,000	538,223
SBI Holdings, Inc.(a)	89,800	2,054,381
Sparx Group Co., Ltd.(a)	37,000	100,197
Tokai Tokyo Financial Holdings, Inc.	131,100	906,051

Total Capital Markets		6,892,058
Chemicals – 7.4%
Achilles Corp.	9,100	186,792
ADEKA Corp.	25,200	454,477
Arakawa Chemical Industries Ltd.	7,000	124,137
C.I. Takiron Corp.	28,500	185,712
Chugoku Marine Paints Ltd.	13,400	131,543
Dainichiseika Color & Chemicals Manufacturing Co., Ltd.	4,800	198,138
Denka Co., Ltd.	22,600	757,583
DIC Corp.	27,900	935,247
DKS Co., Ltd.(a)	9,000	74,048
Fujimi, Inc.	8,500	184,227
Fujimori Kogyo Co., Ltd.	5,000	177,010
Fuso Chemical Co., Ltd.	5,600	144,700
JCU Corp.(a)	4,200	99,955
JSP Corp.(a)	6,117	191,821
Kaneka Corp.	81,240	805,907
KH Neochem Co., Ltd.	15,200	456,643
Konishi Co., Ltd.	5,300	83,126
Kumiai Chemical Industry Co., Ltd.	9,894	59,727
Kureha Corp.	4,700	306,262
Lintec Corp.	21,800	633,399
Nihon Nohyaku Co., Ltd.	23,500	138,326
Nihon Parkerizing Co., Ltd.	17,700	289,258
Nippon Kayaku Co., Ltd.	33,600	412,931
Nippon Shokubai Co., Ltd.	10,800	733,202
Nippon Soda Co., Ltd.	31,000	175,477
Nippon Valqua Industries Ltd.	8,700	240,999
NOF Corp.	16,300	482,026
Okamoto Industries, Inc.	12,000	123,216
Osaka Soda Co., Ltd.(a)	5,177	136,788
Riken Technos Corp.(a)	13,800	65,788
Sakai Chemical Industry Co., Ltd.	7,200	189,157
Sakata INX Corp.	2,100	30,764
Sanyo Chemical Industries Ltd.	4,400	206,244
Sekisui Plastics Co., Ltd.	14,300	162,833
Shikoku Chemicals Corp.	6,800	100,449
Showa Denko K.K.	24,600	1,040,903
Sumitomo Bakelite Co., Ltd.	49,000	432,637
Sumitomo Seika Chemicals Co., Ltd.	2,800	134,010
T Hasegawa Co., Ltd.	5,400	102,262
Taiyo Holdings Co., Ltd.	8,300	356,662
Tayca Corp.	1,600	42,366
Toagosei Co., Ltd.	25,600	301,615
Tokai Carbon Co., Ltd.	34,100	529,376
Tokyo Ohka Kogyo Co., Ltd.	7,800	279,803
Toyo Ink SC Holdings Co., Ltd.	105,000	651,622
Toyobo Co., Ltd.	18,300	361,182
Ube Industries Ltd.(a)	28,580	834,423
Zeon Corp.	44,100	637,760

Total Chemicals		15,382,533
Commercial Services & Supplies – 1.5%
Aeon Delight Co., Ltd.	7,100	257,029
Bell System24 Holdings, Inc.	27,500	407,781
Daiseki Co., Ltd.	6,300	172,917
Itoki Corp.	12,000	78,307
Kokuyo Co., Ltd.	23,000	452,647
Mitsubishi Pencil Co., Ltd.	2,300	51,861
Nichiban Co., Ltd.	2,400	78,759
Nippon Air Conditioning Services Co., Ltd.	22,000	154,941
Nippon Parking Development Co., Ltd.	90,800	149,412
Okamura Corp.	23,700	323,131
Pilot Corp.	3,600	200,733
Relia, Inc.(a)	19,800	248,175
Sato Holdings Corp.	8,300	262,619
Toppan Forms Co., Ltd.	20,500	229,384

Total Commercial Services & Supplies		3,067,696
Construction & Engineering – 5.8%
Asunaro Aoki Construction Co., Ltd.	6,500	60,019
COMSYS Holdings Corp.	22,900	611,528
Dai-Dan Co., Ltd.	4,400	97,102
Fudo Tetra Corp.	58,200	103,430
Hazama Ando Corp.(a)	57,200	430,815
Hibiya Engineering Ltd.	9,800	181,256
Kandenko Co., Ltd.	37,000	421,664

See Notes to Financial Statements.

112	WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

Schedule of Investments (continued)

WisdomTree Japan Hedged SmallCap Equity Fund (DXJS)

March 31, 2018

Investments	Shares	Value
Kitano Construction Corp.	27,000	$103,329
Kumagai Gumi Co., Ltd.(a)	8,900	286,206
Kyowa Exeo Corp.(a)	32,200	861,694
Kyudenko Corp.(a)	12,200	599,962
Maeda Corp.	19,500	230,113
Maeda Road Construction Co., Ltd.	28,000	566,056
Matsui Construction Co., Ltd.	13,400	100,295
Meisei Industrial Co., Ltd.	15,000	101,975
Mirait Holdings Corp.(a)	17,944	285,822
Nichireki Co., Ltd.	11,300	130,585
Nippo Corp.	15,100	350,275
Nippon Densetsu Kogyo Co., Ltd.(a)	8,600	170,221
Nippon Koei Co., Ltd.	3,200	97,339
Nippon Road Co., Ltd. (The)(a)	3,200	156,765
Nishimatsu Construction Co., Ltd.	18,800	466,332
Okumura Corp.(a)	23,000	907,240
OSJB Holdings Corp.	37,000	99,502
Penta-Ocean Construction Co., Ltd.	56,300	412,390
Raito Kogyo Co., Ltd.	14,700	151,769
Sanki Engineering Co., Ltd.	17,200	192,135
Seikitokyu Kogyo Co., Ltd.	23,700	153,320
Shinnihon Corp.	10,900	118,583
SHO-BOND Holdings Co., Ltd.	4,900	361,683
Sumitomo Densetsu Co., Ltd.	11,100	222,313
Sumitomo Mitsui Construction Co., Ltd.	36,640	217,049
Taihei Dengyo Kaisha Ltd.	8,300	212,358
Taikisha Ltd.	8,500	278,138
Toa Road Corp.	200	7,635
Toda Corp.(a)	61,000	442,229
Toenec Corp.	6,400	186,855
Tokyo Energy & Systems, Inc.	18,400	207,097
Tokyu Construction Co., Ltd.(a)	31,200	338,844
Toshiba Plant Systems & Services Corp.	22,900	493,744
Totetsu Kogyo Co., Ltd.	4,400	134,875
Toyo Construction Co., Ltd.	21,900	100,903
Yahagi Construction Co., Ltd.(a)	11,100	82,037
Yokogawa Bridge Holdings Corp.	8,500	179,991
Yurtec Corp.	25,700	204,440

Total Construction & Engineering		12,117,913
Construction Materials – 0.3%
Geostr Corp.	6,100	36,996
Krosaki Harima Corp.	3,100	146,911
Shinagawa Refractories Co., Ltd.	4,000	105,087
Sumitomo Osaka Cement Co., Ltd.(a)	100,000	443,817

Total Construction Materials		732,811
Consumer Finance – 0.0%
J Trust Co., Ltd.(a)	7,800	51,193
Containers & Packaging – 0.7%
FP Corp.	5,600	367,541
Fuji Seal International, Inc.	7,800	315,374
Nihon Yamamura Glass Co., Ltd.	92,000	163,498
Rengo Co., Ltd.	70,681	610,774

Total Containers & Packaging		1,457,187
Distributors – 1.0%
Arata Corp.	1,200	67,250
Canon Marketing Japan, Inc.	37,800	1,021,506
Doshisha Co., Ltd.	9,100	209,809
Happinet Corp.	6,400	92,254
Paltac Corp.	12,103	648,680

Total Distributors		2,039,499
Diversified Consumer Services – 0.3%
Gakkyusha Co., Ltd.	9,300	149,010
Meiko Network Japan Co., Ltd.	7,900	95,379
Riso Kyoiku Co., Ltd.(a)	16,900	126,651
Studio Alice Co., Ltd.	5,200	126,981
Tokyo Individualized Educational Institute, Inc.	18,000	191,255

Total Diversified Consumer Services		689,276
Diversified Financial Services – 0.7%
Financial Products Group Co., Ltd.	47,200	612,025
Ricoh Leasing Co., Ltd.	6,900	228,378
Zenkoku Hosho Co., Ltd.(a)	13,300	584,024

Total Diversified Financial Services		1,424,427
Electric Utilities – 0.4%
Hokkaido Electric Power Co., Inc.(a)	3,800	24,904
Okinawa Electric Power Co., Inc. (The)	9,975	287,010
Shikoku Electric Power Co., Inc.	35,800	424,820

Total Electric Utilities		736,734
Electrical Equipment – 1.4%
Daihen Corp.	14,000	107,551
Denyo Co., Ltd.	6,800	121,550
Fujikura Ltd.	28,200	191,447
Furukawa Electric Co., Ltd.	7,426	398,707
GS Yuasa Corp.	80,000	436,295
Idec Corp.(a)	12,900	312,705
Nippon Carbon Co., Ltd.	3,200	162,482
Nissin Electric Co., Ltd.	16,600	153,903
Nitto Kogyo Corp.	12,800	198,590
Sanyo Denki Co., Ltd.	2,000	154,584
Sinfonia Technology Co., Ltd.(a)	34,000	116,370
Takaoka Toko Co., Ltd.(a)	9,500	151,946
Tatsuta Electric Wire and Cable Co., Ltd.	6,400	39,237
Ushio, Inc.	27,600	370,595

Total Electrical Equipment		2,915,962
Electronic Equipment, Instruments & Components – 4.8%
Ai Holdings Corp.	6,000	167,165
Amano Corp.	19,700	531,817
Anritsu Corp.	29,600	365,721
Azbil Corp.	17,200	801,373
Canon Electronics, Inc.	15,300	340,240
Citizen Watch Co., Ltd.	88,400	635,050
CONEXIO Corp.	19,200	409,456
Daiwabo Holdings Co., Ltd.	5,200	228,096
Dexerials Corp.	37,600	390,672
Enplas Corp.	4,029	134,679
ESPEC Corp.	3,100	74,039

See Notes to Financial Statements.

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds	113

Schedule of Investments (continued)

WisdomTree Japan Hedged SmallCap Equity Fund (DXJS)

March 31, 2018

Investments	Shares	Value
FTGroup Co., Ltd.(a)	13,900	$121,813
Hakuto Co., Ltd.	8,500	124,842
Horiba Ltd.	5,400	418,392
Ibiden Co., Ltd.	29,400	437,614
Iriso Electronics Co., Ltd.(a)	3,100	190,343
Japan Aviation Electronics Industry Ltd.(a)	18,000	254,725
Kaga Electronics Co., Ltd.	9,200	238,672
Koa Corp.	3,600	74,471
Kyosan Electric Manufacturing Co., Ltd.	34,000	209,723
Macnica Fuji Electronics Holdings, Inc.	18,100	326,600
Marubun Corp.	16,200	150,042
Nippon Signal Co., Ltd.	8,700	80,987
Nissha Co., Ltd.(a)	4,600	123,402
Nohmi Bosai Ltd.	8,866	189,908
Oki Electric Industry Co., Ltd.(a)	26,700	354,243
Optex Group Co., Ltd.	6,600	174,449
Osaki Electric Co., Ltd.	18,200	133,141
Ryoden Corp.	9,300	152,945
Ryosan Co., Ltd.	13,600	490,418
Sanshin Electronics Co., Ltd.	12,100	247,916
Satori Electric Co., Ltd.	14,500	149,295
Siix Corp.(a)	8,000	176,700
Sumida Corp.(a)	5,400	69,867
Taiyo Yuden Co., Ltd.(a)	16,600	281,427
Tamura Corp.(a)	27,900	213,546
Topcon Corp.	13,200	257,794
UKC Holdings Corp.	5,000	104,090
V Technology Co., Ltd.(a)	100	28,679
Vitec Holdings Co., Ltd.	9,100	187,220

Total Electronic Equipment, Instruments & Components		10,041,572
Energy Equipment & Services – 0.3%
Modec, Inc.	9,700	242,523
Shinko Plantech Co., Ltd.	34,300	308,651

Total Energy Equipment & Services		551,174
Food & Staples Retailing – 2.5%
Ain Holdings, Inc.	2,100	156,982
Arcs Co., Ltd.	13,200	318,612
Axial Retailing, Inc.	3,900	148,336
Belc Co., Ltd.	1,100	63,300
Cawachi Ltd.	2,300	56,597
Cocokara fine, Inc.	4,000	273,437
Create SD Holdings Co., Ltd.	7,700	200,265
Heiwado Co., Ltd.	8,200	198,388
Inageya Co., Ltd.	7,900	135,121
Kato Sangyo Co., Ltd.	9,300	325,740
Kobe Bussan Co., Ltd.(a)	4,800	217,095
Life Corp.	4,800	132,423
Matsumotokiyoshi Holdings Co., Ltd.	18,400	778,561
Ministop Co., Ltd.	6,400	131,129
Mitsubishi Shokuhin Co., Ltd.	9,600	275,317
Okuwa Co., Ltd.	6,000	61,495
Qol Co., Ltd.	8,200	160,916
San-A Co., Ltd.	3,900	224,796
Shoei Foods Corp.(a)	1,500	58,533
Sogo Medical Co., Ltd.	4,000	113,775
United Super Markets Holdings, Inc.	18,000	191,425
Valor Holdings Co., Ltd.	15,400	417,038
Yamatane Corp.	9,400	164,754
Yaoko Co., Ltd.	4,900	264,006
Yokohama Reito Co., Ltd.(a)	22,000	216,173

Total Food & Staples Retailing		5,284,214
Food Products – 2.7%
Ariake Japan Co., Ltd.	2,600	208,293
Feed One Co., Ltd.	67,300	136,688
Fuji Oil Holdings, Inc.	17,951	541,822
Fujicco Co., Ltd.	5,900	132,812
Hokuto Corp.(a)	15,800	300,846
House Foods Group, Inc.	12,900	428,787
Itoham Yonekyu Holdings, Inc.	60,000	521,862
Kagome Co., Ltd.	8,300	291,495
Kameda Seika Co., Ltd.(a)	3,300	159,492
Marudai Food Co., Ltd.	39,000	188,124
Maruha Nichiro Corp.	9,100	290,926
Megmilk Snow Brand Co., Ltd.	10,500	284,048
Mitsui Sugar Co., Ltd.	10,400	401,918
Morinaga & Co., Ltd.	2,000	88,105
Morinaga Milk Industry Co., Ltd.	4,900	199,502
Nippon Flour Mills Co., Ltd.	16,300	252,738
Nippon Suisan Kaisha Ltd.	23,300	120,937
Nisshin Oillio Group Ltd. (The)	7,000	192,525
Prima Meat Packers Ltd.	20,000	114,716
S Foods, Inc.	3,600	150,466
Sakata Seed Corp.	4,500	159,309
Showa Sangyo Co., Ltd.	8,200	213,269
Starzen Co., Ltd.(a)	3,700	180,912
Warabeya Nichiyo Holdings Co., Ltd.	3,200	79,586

Total Food Products		5,639,178
Gas Utilities – 0.4%
Nippon Gas Co., Ltd.(a)	5,400	252,355
Saibu Gas Co., Ltd.	10,700	276,983
Shizuoka Gas Co., Ltd.	23,700	213,267

Total Gas Utilities		742,605
Health Care Equipment & Supplies – 1.6%
Asahi Intecc Co., Ltd.	8,600	340,846
Eiken Chemical Co., Ltd.(a)	9,000	226,798
Hogy Medical Co., Ltd.	7,600	306,930
Jeol Ltd.	11,000	101,260
Mani, Inc.	5,900	234,669
Nagaileben Co., Ltd.	13,100	359,188
Nakanishi, Inc.	13,200	268,841
Nihon Kohden Corp.	15,300	425,983
Nikkiso Co., Ltd.	16,700	173,988
Nipro Corp.	42,423	613,109
Paramount Bed Holdings Co., Ltd.	5,903	301,394

Total Health Care Equipment & Supplies		3,353,006

See Notes to Financial Statements.

114	WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

Schedule of Investments (continued)

WisdomTree Japan Hedged SmallCap Equity Fund (DXJS)

March 31, 2018

Investments	Shares	Value
Health Care Providers & Services – 1.4%
As One Corp.	5,300	$337,884
BML, Inc.	10,500	268,152
Japan Lifeline Co., Ltd.(a)	7,000	204,043
Miraca Holdings, Inc.	14,800	578,223
NichiiGakkan Co., Ltd.	21,100	236,693
Ship Healthcare Holdings, Inc.	10,859	382,899
Solasto Corp.	10,700	297,206
Toho Holdings Co., Ltd.	15,200	358,168
Vital KSK Holdings, Inc.	26,700	262,858

Total Health Care Providers & Services		2,926,126
Hotels, Restaurants & Leisure – 2.8%
Create Restaurants Holdings, Inc.(a)	18,500	219,530
Doutor Nichires Holdings Co., Ltd.	8,600	201,516
Hiday Hidaka Corp.	6,120	152,669
Hiramatsu, Inc.(a)	30,200	144,540
HIS Co., Ltd.	4,400	159,699
Ichibanya Co., Ltd.(a)	4,500	185,755
KFC Holdings Japan Ltd.	14,000	262,887
KOMEDA Holdings Co., Ltd.	15,300	291,038
Koshidaka Holdings Co., Ltd.	2,000	136,906
Kyoritsu Maintenance Co., Ltd.(a)	5,400	258,448
MOS Food Services, Inc.(a)	4,300	128,171
Ohsho Food Service Corp.	6,200	306,648
Plenus Co., Ltd.(a)	13,000	252,299
Resorttrust, Inc.	25,600	537,516
Round One Corp.	22,700	359,443
Saizeriya Co., Ltd.	3,400	96,869
SFP Holdings Co., Ltd.(a)	4,100	70,974
Skylark Co., Ltd.(a)	48,300	695,774
St. Marc Holdings Co., Ltd.	6,300	182,454
Tokyo Dome Corp.	20,700	197,171
Tokyotokeiba Co., Ltd.	6,500	240,503
Toridoll Holdings Corp.	4,200	153,032
Yoshinoya Holdings Co., Ltd.	10,300	206,581
Zensho Holdings Co., Ltd.(a)	13,400	305,170

Total Hotels, Restaurants & Leisure		5,745,593
Household Durables – 2.4%
Alpine Electronics, Inc.(a)	15,600	294,104
Clarion Co., Ltd.	20,000	62,435
Cleanup Corp.	23,900	183,155
ES-Con Japan Ltd.	28,100	265,279
Foster Electric Co., Ltd.	6,906	168,770
France Bed Holdings Co., Ltd.(a)	5,500	48,716
Fuji Corp., Ltd.	29,500	249,647
Fujitsu General Ltd.	11,200	200,410
JVC Kenwood Corp.	33,300	111,157
Ki-Star Real Estate Co., Ltd.(a)	4,500	113,611
Meiwa Estate Co., Ltd.	14,200	100,275
Misawa Homes Co., Ltd.	11,100	92,683
Mitsui Home Co., Ltd.	20,000	127,503
Nihon House Holdings Co., Ltd.	30,500	166,051
Nissei Build Kogyo Co., Ltd.	15,700	188,223
Pressance Corp.	9,400	142,834
Sanei Architecture Planning Co., Ltd.	5,700	120,164
Sangetsu Corp.	27,100	561,621
Starts Corp., Inc.	12,600	342,753
Sumitomo Forestry Co., Ltd.	40,700	652,884
Tamron Co., Ltd.	9,400	197,988
TOA Corp.	5,600	69,348
Token Corp.(a)	2,000	201,410
Zojirushi Corp.(a)	17,000	243,771

Total Household Durables		4,904,792
Household Products – 0.1%
Earth Corp.(a)	4,000	211,378
Independent Power & Renewable Electricity Producers – 0.0%
West Holdings Corp.(a)	13,500	82,891
Industrial Conglomerates – 0.6%
Nisshinbo Holdings, Inc.	57,000	766,968
TOKAI Holdings Corp.	47,300	479,449

Total Industrial Conglomerates		1,246,417
Internet & Catalog Retail – 0.2%
ASKUL Corp.(a)	7,900	266,305
Belluna Co., Ltd.	18,100	214,613

Total Internet & Catalog Retail		480,918
Internet Software & Services – 1.1%
COOKPAD, Inc.(a)	14,900	83,782
Dip Corp.	10,500	332,722
F@N Communications, Inc.	9,500	63,333
GMO Internet, Inc.(a)	24,700	497,716
Gurunavi, Inc.(a)	9,400	131,079
Infomart Corp.(a)	10,700	102,724
Internet Initiative Japan, Inc.	7,600	154,144
Kakaku.com, Inc.(a)	46,900	821,136

Total Internet Software & Services		2,186,636
IT Services – 2.1%
Digital Garage, Inc.	3,900	130,550
DTS Corp.	7,300	252,600
Future Corp.	17,300	215,864
GMO Payment Gateway, Inc.(a)	1,800	179,069
Information Services International-Dentsu Ltd.	8,000	215,439
Kanematsu Electronics Ltd.	8,400	246,037
Mitsubishi Research Institute, Inc.	7,100	223,982
NEC Networks & System Integration Corp.	17,000	443,263
NET One Systems Co., Ltd.	32,000	488,350
Nihon Unisys Ltd.	23,400	504,745
NS Solutions Corp.	21,700	620,291
TIS, Inc.	12,200	482,952
Transcosmos, Inc.	17,500	451,528

Total IT Services		4,454,670
Leisure Products – 1.6%
Daikoku Denki Co., Ltd.(a)	5,300	87,760
Fields Corp.(a)	20,200	221,279
Furyu Corp.(a)	7,900	73,317

See Notes to Financial Statements.

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds	115

Schedule of Investments (continued)

WisdomTree Japan Hedged SmallCap Equity Fund (DXJS)

March 31, 2018

Investments	Shares	Value
Heiwa Corp.(a)	37,600	$756,243
Mizuno Corp.	5,600	170,080
Sankyo Co., Ltd.	38,400	1,354,020
Tomy Co., Ltd.	2,700	27,724
Universal Entertainment Corp.*(a)	13,300	609,661

Total Leisure Products		3,300,084
Life Sciences Tools & Services – 0.1%
EPS Holdings, Inc.	8,000	164,363
Machinery – 6.6%
Aichi Corp.(a)	17,800	121,345
Aida Engineering Ltd.	21,700	262,400
Alinco, Inc.	15,200	157,074
Anest Iwata Corp.	4,100	44,450
Asahi Diamond Industrial Co., Ltd.	8,800	92,675
Bando Chemical Industries Ltd.	21,900	251,021
CKD Corp.	14,700	327,173
DMG Mori Co., Ltd.	18,500	345,820
Ebara Corp.	18,100	657,795
Fujitec Co., Ltd.	21,600	284,344
Furukawa Co., Ltd.	8,300	154,918
Giken Ltd.(a)	3,800	107,551
Glory Ltd.	11,100	396,093
Harmonic Drive Systems, Inc.(a)	5,000	287,259
Hirata Corp.(a)	700	64,372
Hitachi Zosen Corp.	28,335	145,205
Hosokawa Micron Corp.	600	41,467
Japan Steel Works Ltd. (The)	11,003	351,248
Juki Corp.	7,300	102,619
Kato Works Co., Ltd.(a)	4,600	105,841
Kitagawa Iron Works Co., Ltd.	4,700	119,809
Kito Corp.	12,400	231,443
Kitz Corp.	27,300	234,623
Kurita Water Industries Ltd.	17,500	555,360
Kyokuto Kaihatsu Kogyo Co., Ltd.	7,700	113,455
Makino Milling Machine Co., Ltd.	16,000	150,146
Max Co., Ltd.	13,200	169,546
Meidensha Corp.	36,000	137,433
METAWATER Co., Ltd.	5,700	178,209
Mitsubishi Logisnext Co., Ltd.	12,400	104,354
Mitsuboshi Belting Ltd.	10,000	110,672
Mitsui Engineering & Shipbuilding Co., Ltd.(a)	11,200	182,191
Miura Co., Ltd.	10,300	324,932
Morita Holdings Corp.	6,200	117,412
Nachi-Fujikoshi Corp.	53,000	321,937
Nippon Thompson Co., Ltd.	23,200	185,425
Nissei ASB Machine Co., Ltd.	3,400	236,258
Nitta Corp.	5,500	204,537
Noritake Co., Ltd.	3,500	151,716
NTN Corp.	115,700	483,035
Obara Group, Inc.	2,700	159,944
Oiles Corp.	4,300	91,580
OKUMA Corp.	5,200	306,084
OSG Corp.	18,900	433,980
Rheon Automatic Machinery Co., Ltd.	4,300	87,294
Ryobi Ltd.	9,200	242,479
Shibuya Corp.	4,000	144,053
Shima Seiki Manufacturing Ltd.(a)	4,100	284,899
Shinmaywa Industries Ltd.	13,500	111,072
Sodick Co., Ltd.	13,100	171,587
Star Micronics Co., Ltd.	15,700	292,447
Tadano Ltd.	23,300	349,445
Takeuchi Manufacturing Co., Ltd.	4,900	109,426
Takuma Co., Ltd.	10,300	112,733
Tocalo Co., Ltd.	24,000	292,694
Toshiba Machine Co., Ltd.	46,000	323,535
Tsubaki Nakashima Co., Ltd.	17,500	453,503
Tsubakimoto Chain Co.	50,000	407,146
Tsugami Corp.	14,000	176,135
Union Tool Co.	4,500	158,886
YAMABIKO Corp.	10,500	137,334
Yushin Precision Equipment Co., Ltd.(a)	9,000	146,149

Total Machinery		13,605,568
Marine – 0.1%
Iino Kaiun Kaisha Ltd.	32,300	154,590
NS United Kaiun Kaisha Ltd.	3,700	75,496

Total Marine		230,086
Media – 1.4%
Asahi Broadcasting Corp.	4,600	38,063
Avex, Inc.	24,500	344,405
D.A. Consortium Holdings, Inc.	7,700	184,916
Daiichikosho Co., Ltd.	13,700	726,544
Kadokawa Dwango(a)	12,500	130,348
LIFULL Co., Ltd.(a)	14,200	128,047
SKY Perfect JSAT Holdings, Inc.	141,300	635,086
Toei Co., Ltd.	1,000	108,886
Tri-Stage, Inc.(a)	1,000	4,702
Tv Tokyo Holdings Corp.	5,400	141,969
Wowow, Inc.	7,400	232,750
Zenrin Co., Ltd.	9,000	190,155

Total Media		2,865,871
Metals & Mining – 2.6%
Aichi Steel Corp.	4,300	176,286
Asahi Holdings, Inc.	13,400	249,604
Daido Steel Co., Ltd.	7,900	404,100
Daiki Aluminium Industry Co., Ltd.	8,200	57,442
Dowa Holdings Co., Ltd.(a)	15,500	555,289
Godo Steel Ltd.(a)	5,800	116,273
Kurimoto Ltd.	3,400	64,707
Kyoei Steel Ltd.(a)	11,900	205,215
Maruichi Steel Tube Ltd.(a)	29,700	909,013
Mitsubishi Steel Manufacturing Co., Ltd.	4,000	92,073
Mitsui Mining & Smelting Co., Ltd.	10,300	467,785
Nippon Denko Co., Ltd.(a)	20,700	65,399
Nippon Light Metal Holdings Co., Ltd.	218,500	585,543
Nittetsu Mining Co., Ltd.	2,100	121,636

See Notes to Financial Statements.

116	WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

Schedule of Investments (continued)

WisdomTree Japan Hedged SmallCap Equity Fund (DXJS)

March 31, 2018

Investments	Shares	Value
Sanyo Special Steel Co., Ltd.	7,800	$195,825
Toho Zinc Co., Ltd.(a)	3,400	161,768
Tokyo Rope Manufacturing Co., Ltd.(a)	4,800	94,872
Tokyo Steel Manufacturing Co., Ltd.(a)	20,000	160,790
Topy Industries Ltd.	6,200	180,724
Toyo Kohan Co., Ltd.	33,200	222,894
UACJ Corp.(a)	10,653	273,462

Total Metals & Mining		5,360,700
Multiline Retail – 0.6%
H2O Retailing Corp.	29,600	541,623
Parco Co., Ltd.(a)	22,100	296,329
Sanyo Electric Railway Co., Ltd.	800	19,844
Takashimaya Co., Ltd.	50,000	480,019

Total Multiline Retail		1,337,815
Oil, Gas & Consumable Fuels – 0.9%
BP Castrol K.K.	12,100	189,663
Cosmo Energy Holdings Co., Ltd.	26,800	868,134
Fuji Oil Co., Ltd.	34,900	137,828
Itochu Enex Co., Ltd.	48,700	457,464
San-Ai Oil Co., Ltd.	21,300	313,441

Total Oil, Gas & Consumable Fuels		1,966,530
Paper & Forest Products – 0.7%
Chuetsu Pulp & Paper Co., Ltd.(a)	2,899	51,983
Daiken Corp.	9,000	212,581
Daio Paper Corp.(a)	14,400	203,103
Hokuetsu Kishu Paper Co., Ltd.(a)	31,500	203,188
Nippon Paper Industries Co., Ltd.(a)	38,300	715,221

Total Paper & Forest Products		1,386,076
Personal Products – 1.2%
Artnature, Inc.	26,900	180,092
Ci:z Holdings Co., Ltd.	8,100	403,667
Fancl Corp.(a)	20,800	761,787
Mandom Corp.	8,600	296,775
Milbon Co., Ltd.	7,000	309,685
Noevir Holdings Co., Ltd.	8,500	613,023

Total Personal Products		2,565,029
Pharmaceuticals – 2.0%
Fuji Pharma Co., Ltd.	4,600	214,969
JCR Pharmaceuticals Co., Ltd.	4,200	239,718
Kaken Pharmaceutical Co., Ltd.	12,900	761,749
KYORIN Holdings, Inc.	16,200	304,502
Mochida Pharmaceutical Co., Ltd.	4,600	323,536
Nichi-iko Pharmaceutical Co., Ltd.	14,000	220,498
Rohto Pharmaceutical Co., Ltd.	14,200	397,226
Sawai Pharmaceutical Co., Ltd.(a)	8,100	355,684
Seikagaku Corp.	10,000	182,417
Torii Pharmaceutical Co., Ltd.(a)	5,900	155,780
Towa Pharmaceutical Co., Ltd.	3,700	231,359
Tsumura & Co.	14,200	488,021
ZERIA Pharmaceutical Co., Ltd.	9,800	196,092

Total Pharmaceuticals		4,071,551
Professional Services – 1.9%
Altech Corp.(a)	7,200	166,274
Benefit One, Inc.(a)	9,400	260,124
en-japan, Inc.	4,800	278,477
FULLCAST Holdings Co., Ltd.	6,200	153,441
Funai Soken Holdings, Inc.	6,340	135,742
JAC Recruitment Co., Ltd.(a)	6,200	132,686
Japan Asia Group Ltd.	9,800	48,931
Meitec Corp.	11,000	609,215
Nihon M&A Center, Inc.	10,600	364,795
Nomura Co., Ltd.	9,000	194,640
Pasco Corp.*	2,000	5,999
Space Co., Ltd.(a)	14,390	198,903
Tanseisha Co., Ltd.	8,400	102,680
TechnoPro Holdings, Inc.	9,500	572,590
Weathernews, Inc.	4,100	130,113
World Holdings Co., Ltd.	4,500	192,948
Yumeshin Holdings Co., Ltd.	34,400	380,389

Total Professional Services		3,927,947
Real Estate Management & Development – 3.4%
Airport Facilities Co., Ltd.	9,600	57,140
Daibiru Corp.	20,100	233,035
Daikyo, Inc.(a)	29,800	603,285
Goldcrest Co., Ltd.	8,300	177,472
Heiwa Real Estate Co., Ltd.	3,800	73,249
Investors Cloud Co., Ltd.(a)	5,200	119,157
Keihanshin Building Co., Ltd.	31,500	263,907
Kenedix, Inc.	29,500	183,630
Leopalace21 Corp.	106,300	886,583
Nippon Commercial Development Co., Ltd.(a)	7,900	128,213
NTT Urban Development Corp.	66,800	816,549
Open House Co., Ltd.	16,800	1,042,595
Raysum Co., Ltd.	14,900	186,057
Relo Group, Inc.	14,680	406,650
SAMTY Co., Ltd.(a)	10,000	173,954
Shinoken Group Co., Ltd.	2,300	71,584
Sun Frontier Fudousan Co., Ltd.(a)	12,900	142,161
Takara Leben Co., Ltd.(a)	39,100	169,121
TOC Co., Ltd.	14,800	120,376
Tokyo Tatemono Co., Ltd.	42,000	633,061
Tosei Corp.	29,400	350,257
Unizo Holdings Co., Ltd.(a)	7,500	181,876

Total Real Estate Management & Development		7,019,912
Road & Rail – 2.4%
Fukuyama Transporting Co., Ltd.(a)	9,200	406,150
Hitachi Transport System Ltd.	17,800	500,442
Ichinen Holdings Co., Ltd.	11,500	162,741
Maruzen Showa Unyu Co., Ltd.	46,000	220,592
Nankai Electric Railway Co., Ltd.	11,600	290,791
Nikkon Holdings Co., Ltd.	18,000	472,214
Nishi-Nippon Railroad Co., Ltd.	8,200	214,349
Sakai Moving Service Co., Ltd.	2,400	123,216
Sankyu, Inc.	10,600	525,266

See Notes to Financial Statements.

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds	117

Schedule of Investments (continued)

WisdomTree Japan Hedged SmallCap Equity Fund (DXJS)

March 31, 2018

Investments	Shares	Value
Seino Holdings Co., Ltd.	46,300	$852,425
Senko Group Holdings Co., Ltd.(a)	45,300	352,688
Sotetsu Holdings, Inc.	23,600	627,558
Tonami Holdings Co., Ltd.	2,400	141,946

Total Road & Rail		4,890,378
Semiconductors & Semiconductor Equipment – 1.0%
Japan Material Co., Ltd.(a)	10,500	136,248
Lasertec Corp.	11,800	433,832
MegaChips Corp.*(a)	5,092	183,379
Mimasu Semiconductor Industry Co., Ltd.	8,600	155,746
NuFlare Technology, Inc.	3,200	203,103
Shindengen Electric Manufacturing Co., Ltd.	2,400	158,646
Shinko Electric Industries Co., Ltd.	45,200	338,735
Tokyo Seimitsu Co., Ltd.	8,900	359,431
Ulvac, Inc.	1,300	72,976

Total Semiconductors & Semiconductor Equipment		2,042,096
Software – 1.7%
Broadleaf Co., Ltd.	30,400	151,214
Capcom Co., Ltd.	29,400	635,549
COLOPL, Inc.(a)	18,800	163,694
Fuji Soft, Inc.	4,000	160,226
GungHo Online Entertainment, Inc.(a)	135,400	460,882
Koei Tecmo Holdings Co., Ltd.	29,200	570,546
Marvelous, Inc.(a)	18,300	156,759
Miroku Jyoho Service Co., Ltd.	4,200	125,585
MTI Ltd.	16,300	100,850
NSD Co., Ltd.	10,300	210,261
OBIC Business Consultants Co., Ltd.(a)	4,700	300,959
SRA Holdings(a)	4,300	123,521
Systena Corp.	7,100	293,080

Total Software		3,453,126
Specialty Retail – 5.1%
Adastria Co., Ltd.(a)	12,722	259,464
Alpen Co., Ltd.	14,400	321,038
AOKI Holdings, Inc.	26,900	412,037
Aoyama Trading Co., Ltd.	31,500	1,241,044
Arcland Sakamoto Co., Ltd.	9,900	164,767
Autobacs Seven Co., Ltd.	34,000	637,480
Bic Camera, Inc.	19,100	300,643
Chiyoda Co., Ltd.	11,100	278,778
DCM Holdings Co., Ltd.	41,900	425,501
EDION Corp.	38,500	448,171
Geo Holdings Corp.(a)	23,700	379,735
Gfoot Co., Ltd.(a)	8,700	62,745
Hard Off Corp. Co., Ltd.(a)	8,800	89,448
Honeys Holdings Co., Ltd.	1,200	11,498
IDOM, Inc.	21,400	151,319
JINS, Inc.(a)	800	44,532
Joshin Denki Co., Ltd.	3,100	113,244
K’s Holdings Corp.	72,668	1,005,121
Keiyo Co., Ltd.(a)	15,700	82,080
Kohnan Shoji Co., Ltd.	8,200	195,767
Komeri Co., Ltd.	9,200	245,160
Konaka Co., Ltd.	23,900	131,691
Kyoto Kimono Yuzen Co., Ltd.(a)	1,900	13,703
Nishimatsuya Chain Co., Ltd.	20,200	227,737
Nojima Corp.	8,400	198,646
PAL GROUP Holdings Co., Ltd.	6,900	191,137
PC Depot Corp.(a)	17,600	119,319
Right On Co., Ltd.(a)	8,800	77,202
Sanrio Co., Ltd.(a)	35,657	648,096
Shimachu Co., Ltd.	19,100	610,625
T-Gaia Corp.	23,500	654,288
United Arrows Ltd.	8,000	308,415
VT Holdings Co., Ltd.(a)	45,354	231,568
Xebio Holdings Co., Ltd.	8,700	172,446
Yellow Hat Ltd.	4,800	142,398

Total Specialty Retail		10,596,843
Technology Hardware, Storage & Peripherals – 0.5%
Elecom Co., Ltd.	8,900	212,646
Maxell Holdings Ltd.	9,600	187,035
MCJ Co., Ltd.	13,800	178,810
Riso Kagaku Corp.	13,500	251,467
Roland DG Corp.	3,600	82,900
Wacom Co., Ltd.(a)	32,600	163,996

Total Technology Hardware, Storage & Peripherals		1,076,854
Textiles, Apparel & Luxury Goods – 1.5%
Descente Ltd.	9,100	143,666
Fujibo Holdings, Inc.	3,400	123,404
Goldwin, Inc.(a)	1,600	95,985
Gunze Ltd.	5,300	300,508
Japan Wool Textile Co., Ltd. (The)	36,600	359,289
Kurabo Industries Ltd.	83,000	261,448
Onward Holdings Co., Ltd.	62,639	543,637
Seiko Holdings Corp.	13,700	331,583
Seiren Co., Ltd.	14,300	267,175
Wacoal Holdings Corp.	19,100	553,155
Yondoshi Holdings, Inc.(a)	8,200	212,575

Total Textiles, Apparel & Luxury Goods		3,192,425
Trading Companies & Distributors – 3.3%
Advan Co., Ltd.(a)	10,300	95,882
Alconix Corp.	10,600	212,199
Daiichi Jitsugyo Co., Ltd.	1,400	40,611
Gecoss Corp.	14,900	154,954
Hanwa Co., Ltd.	10,800	454,951
Inaba Denki Sangyo Co., Ltd.	9,200	407,015
Inabata & Co., Ltd.	24,600	373,800
Iwatani Corp.(a)	6,000	221,721
Japan Pulp & Paper Co., Ltd.	4,200	169,619
Kamei Corp.	10,400	145,903
Kanamoto Co., Ltd.	4,600	153,117
Kanematsu Corp.	16,400	225,452
Mitsui Matsushima Co., Ltd.	9,400	133,818
Nagase & Co., Ltd.	30,400	515,957
Nippon Steel & Sumikin Bussan Corp.	11,996	664,376

See Notes to Financial Statements.

118	WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

Schedule of Investments (concluded)

WisdomTree Japan Hedged SmallCap Equity Fund (DXJS)

March 31, 2018

Investments	Shares	Value
Nishio Rent All Co., Ltd.	4,500	$137,729
Onoken Co., Ltd.	9,400	164,047
Sanyo Trading Co., Ltd.(a)	4,800	91,306
Seika Corp.	4,700	117,732
Sojitz Corp.(a)	441,000	1,414,020
Trusco Nakayama Corp.	9,500	235,557
Wakita & Co., Ltd.	12,700	141,867
Yamazen Corp.	24,400	254,898
Yuasa Trading Co., Ltd.	9,400	310,240

Total Trading Companies & Distributors		6,836,771
Transportation Infrastructure – 0.4%
Japan Airport Terminal Co., Ltd.(a)	5,800	221,693
Kamigumi Co., Ltd.	15,900	355,227
Mitsubishi Logistics Corp.(a)	3,700	78,627
Nissin Corp.	6,000	158,138

Total Transportation Infrastructure		813,685
TOTAL COMMON STOCKS (Cost: $172,262,286)		205,307,820
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 11.0%
United States – 11.0%
State Street Navigator Securities Lending Government Money Market Portfolio, 1.74%(b)
(Cost: $22,883,309)(c)	22,883,309	22,883,309
TOTAL INVESTMENTS IN SECURITIES – 110.0% (Cost: $195,145,595)		228,191,129
Other Assets less Liabilities – (10.0)%		(20,757,553)

NET ASSETS – 100.0%		$207,433,576
*	Non-income producing security.

(a)	Security, or portion thereof, was on loan at March 31, 2018 (See Note 2).

(b)	Rate shown represents annualized 7-day yield as of March 31, 2018.

(c)

At March 31, 2018, the total market value of the Fund’s securities on loan was $35,254,827 and the total market value of the collateral held by the Fund was $37,637,530. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $14,754,221.

FINANCIAL DERIVATIVE INSTRUMENTS
FOREIGN CURRENCY CONTRACTS (OTC – OVER THE COUNTER)
Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation	Unrealized Depreciation
Bank of America N.A.	4/4/2018	4,764,818,307	JPY	44,812,114	USD	$—	$(6,095)
Bank of America N.A.	4/4/2018	44,812,114	USD	4,770,106,136	JPY	—	(43,629)
Bank of America N.A.	5/7/2018	42,939,144	USD	4,556,431,444	JPY	14,886	—
Bank of Montreal	4/4/2018	44,812,114	USD	4,770,038,918	JPY	—	(42,997)
Barclays Bank PLC	4/4/2018	4,764,898,968	JPY	44,812,114	USD	—	(5,337)
Barclays Bank PLC	4/4/2018	44,812,114	USD	4,770,047,880	JPY	—	(43,081)
Barclays Bank PLC	5/7/2018	42,939,144	USD	4,556,586,025	JPY	13,430	—
Canadian Imperial Bank of Commerce	4/4/2018	44,812,114	USD	4,770,966,529	JPY	—	(51,720)
Citibank N.A.	4/4/2018	4,764,957,224	JPY	44,812,114	USD	—	(4,789)
Citibank N.A.	5/7/2018	42,939,144	USD	4,556,607,495	JPY	13,227	—
Credit Suisse International	4/2/2018	75,225	USD	8,000,000	JPY	2	—
Credit Suisse International	4/4/2018	4,764,885,525	JPY	44,812,114	USD	—	(5,463)
Credit Suisse International	5/7/2018	42,939,144	USD	4,556,530,204	JPY	13,956	—
Goldman Sachs	4/4/2018	3,630,355,036	JPY	34,142,565	USD	—	(4,483)
Goldman Sachs	5/7/2018	32,715,542	USD	3,471,734,058	JPY	9,770	—
State Street Bank and Trust	4/4/2018	34,142,565	USD	3,634,274,603	JPY	—	(32,374)
						$65,271	$(239,968)

CURRENCY LEGEND

JPY – Japanese yen

USD – U.S. dollar

See Notes to Financial Statements.

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds	119

Schedule of Investments

WisdomTree Japan SmallCap Dividend Fund (DFJ)

March 31, 2018

Investments	Shares	Value
COMMON STOCKS – 98.9%
Japan – 98.9%
Air Freight & Logistics – 0.5%
AIT Corp.	54,200	$590,670
Kintetsu World Express, Inc.	51,800	973,168
Konoike Transport Co., Ltd.	84,000	1,454,894
Maruwa Unyu Kikan Co., Ltd.(a)	29,400	874,951
SBS Holdings, Inc.(a)	23,000	299,097
Shibusawa Warehouse Co., Ltd. (The)	44,400	753,151

Total Air Freight & Logistics		4,945,931
Auto Components – 5.0%
Aisan Industry Co., Ltd.	76,500	819,309
Daido Metal Co., Ltd.	61,700	710,116
Daikyonishikawa Corp.	61,600	1,010,159
Eagle Industry Co., Ltd.	78,100	1,370,330
Exedy Corp.	76,725	2,420,427
FCC Co., Ltd.	59,700	1,677,887
G-Tekt Corp.	29,600	570,012
H-One Co., Ltd.	32,800	428,389
Imasen Electric Industrial	55,200	632,192
Kasai Kogyo Co., Ltd.	53,500	693,714
Keihin Corp.	135,821	2,768,782
KYB Corp.	20,740	984,833
Mitsuba Corp.	29,300	376,616
Musashi Seimitsu Industry Co., Ltd.	33,500	1,132,416
NHK Spring Co., Ltd.	299,300	3,166,079
Nifco, Inc.(a)	117,572	4,013,036
Nihon Tokushu Toryo Co., Ltd.	12,100	241,659
Nissin Kogyo Co., Ltd.	76,300	1,318,659
Pacific Industrial Co., Ltd.	60,700	836,159
Piolax, Inc.	22,400	587,223
Press Kogyo Co., Ltd.	160,900	957,684
Sanoh Industrial Co., Ltd.	116,500	819,389
Shoei Co., Ltd.	33,800	1,320,536
Sumitomo Riko Co., Ltd.	83,700	847,625
Tachi-S Co., Ltd.	27,300	488,499
Taiho Kogyo Co., Ltd.	80,000	1,142,642
Tokai Rika Co., Ltd.	145,658	2,984,380
Topre Corp.	53,900	1,560,997
Toyo Tire & Rubber Co., Ltd.	149,400	2,573,585
Toyoda Gosei Co., Ltd.	168,500	3,919,784
TPR Co., Ltd.	26,600	769,111
TS Tech Co., Ltd.	101,800	4,034,668
Unipres Corp.	49,203	1,113,140
Yokohama Rubber Co., Ltd. (The)	267,700	6,199,766
Yorozu Corp.	53,600	902,657

Total Auto Components		55,392,460
Automobiles – 0.1%
Nissan Shatai Co., Ltd.	74,700	781,769
Banks – 6.7%
77 Bank Ltd. (The)	59,200	1,394,415
Akita Bank Ltd. (The)	2,200	58,853
Aomori Bank Ltd. (The)	30,062	910,199
Awa Bank Ltd. (The)	251,378	1,612,034
Bank of Iwate Ltd. (The)	22,500	890,691
Bank of Kyoto Ltd. (The)(a)	62,200	3,474,076
Bank of Nagoya Ltd. (The)(a)	23,669	880,215
Bank of Okinawa Ltd. (The)	31,380	1,324,835
Bank of Saga Ltd. (The)	25,244	553,540
Bank of the Ryukyus Ltd.	57,608	875,360
Chugoku Bank Ltd. (The)	187,200	2,205,563
Daishi Bank Ltd. (The)	52,055	2,300,503
Ehime Bank Ltd. (The)(a)	53,999	639,762
Eighteenth Bank Ltd. (The)	242,046	621,331
FIDEA Holdings Co., Ltd.	626,000	1,141,928
Fukui Bank Ltd. (The)	22,667	496,607
Gunma Bank Ltd. (The)	651,400	3,699,536
Hachijuni Bank Ltd. (The)	739,000	3,960,790
Hiroshima Bank Ltd. (The)	430,500	3,242,412
Hokkoku Bank Ltd. (The)	47,662	1,853,149
Hokuetsu Bank Ltd. (The)	33,000	719,887
Hokuhoku Financial Group, Inc.	218,100	2,959,269
Hyakugo Bank Ltd. (The)	224,400	1,061,337
Hyakujushi Bank Ltd. (The)	276,000	936,869
Iyo Bank Ltd. (The)	350,500	2,639,873
Jimoto Holdings, Inc.	536,500	948,397
Juroku Bank Ltd. (The)	23,100	615,783
Kansai Urban Banking Corp.	139,000	1,829,807
Keiyo Bank Ltd. (The)	288,684	1,289,374
Kiyo Bank Ltd. (The)	108,490	1,721,966
Kyushu Financial Group, Inc.	426,100	2,107,462
Minato Bank Ltd. (The)	30,400	600,282
Miyazaki Bank Ltd. (The)	29,200	907,438
Musashino Bank Ltd. (The)	56,600	1,785,548
Nanto Bank Ltd. (The)	27,000	728,124
Nishi-Nippon Financial Holdings, Inc.	241,900	2,806,813
North Pacific Bank Ltd.	565,915	1,889,044
Ogaki Kyoritsu Bank Ltd. (The)	30,342	764,042
Oita Bank Ltd. (The)	26,300	970,639
San-In Godo Bank Ltd. (The)	108,800	963,701
Senshu Ikeda Holdings, Inc.	411,940	1,549,375
Shiga Bank Ltd. (The)	278,923	1,405,761
Shikoku Bank Ltd. (The)	85,200	1,200,090
Tochigi Bank Ltd. (The)	85,543	329,785
Toho Bank Ltd. (The)	305,000	1,167,231
Tokyo TY Financial Group, Inc.	12,000	285,585
TOMONY Holdings, Inc.	134,077	596,318
Towa Bank Ltd. (The)	77,700	1,023,580
Yamagata Bank Ltd. (The)(a)	50,800	1,124,431
Yamaguchi Financial Group, Inc.(a)	253,000	3,064,071
Yamanashi Chuo Bank Ltd. (The)	303,000	1,247,898

Total Banks		73,375,579
Beverages – 0.3%
Sapporo Holdings Ltd.	58,098	1,693,501
Takara Holdings, Inc.	157,511	1,749,135

Total Beverages		3,442,636

See Notes to Financial Statements.

120	WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

Schedule of Investments (continued)

WisdomTree Japan SmallCap Dividend Fund (DFJ)

March 31, 2018

Investments	Shares	Value
Building Products – 1.6%
Aica Kogyo Co., Ltd.	79,815	$2,956,945
Bunka Shutter Co., Ltd.	34,100	331,221
Central Glass Co., Ltd.	34,186	796,548
Nichias Corp.	219,827	2,794,604
Nichiha Corp.	29,500	1,127,574
Nitto Boseki Co., Ltd.	35,199	746,676
Noritz Corp.	48,600	878,319
Okabe Co., Ltd.	31,100	291,553
Sankyo Tateyama, Inc.	29,500	440,766
Sanwa Holdings Corp.	297,166	3,836,473
Shin Nippon Air Technologies Co., Ltd.	23,100	345,142
Sinko Industries Ltd.	24,000	376,869
Takara Standard Co., Ltd.	52,231	878,129
Takasago Thermal Engineering Co., Ltd.	109,172	2,005,849

Total Building Products		17,806,668
Capital Markets – 3.4%
GCA Corp.	158,200	1,352,175
Ichigo, Inc.(a)	602,000	2,649,140
Ichiyoshi Securities Co., Ltd.	137,688	1,613,157
IwaiCosmo Holdings, Inc.	109,900	1,442,599
kabu.com Securities Co., Ltd.	577,200	1,986,415
Kyokuto Securities Co., Ltd.	105,200	1,521,369
Marusan Securities Co., Ltd.(a)	167,800	1,592,009
Matsui Securities Co., Ltd.	517,900	4,694,458
Monex Group, Inc.	193,094	628,214
Okasan Securities Group, Inc.(a)	541,000	3,235,317
SBI Holdings, Inc.(a)	461,700	10,562,446
Sparx Group Co., Ltd.(a)	238,700	646,409
Tokai Tokyo Financial Holdings, Inc.	760,800	5,257,997

Total Capital Markets		37,181,705
Chemicals – 7.6%
Achilles Corp.	53,700	1,102,276
ADEKA Corp.	136,625	2,464,003
Arakawa Chemical Industries Ltd.	35,100	622,460
C.I. Takiron Corp.	194,500	1,267,405
Chugoku Marine Paints Ltd.	129,200	1,268,310
Dainichiseika Color & Chemicals Manufacturing Co., Ltd.	22,742	938,762
Denka Co., Ltd.	125,500	4,206,935
DIC Corp.	137,100	4,595,783
DKS Co., Ltd.(a)	21,000	172,779
Fujimi, Inc.	30,300	656,714
Fujimori Kogyo Co., Ltd.	5,900	208,872
Fuso Chemical Co., Ltd.	29,400	759,673
JCU Corp.	15,800	376,021
JSP Corp.(a)	32,323	1,013,608
Kaneka Corp.	498,000	4,940,197
KH Neochem Co., Ltd.	65,800	1,976,784
Konishi Co., Ltd.	33,600	526,984
Kumiai Chemical Industry Co., Ltd.	23,124	139,592
Kureha Corp.	25,764	1,678,839
Lintec Corp.	107,165	3,113,680
Nihon Nohyaku Co., Ltd.	131,900	776,393
Nihon Parkerizing Co., Ltd.	131,000	2,140,837
Nippon Kayaku Co., Ltd.	191,000	2,347,315
Nippon Shokubai Co., Ltd.	50,500	3,428,397
Nippon Soda Co., Ltd.	208,091	1,177,910
Nippon Valqua Industries Ltd.	33,337	923,468
NOF Corp.	110,000	3,252,938
Okamoto Industries, Inc.	36,436	374,124
Osaka Soda Co., Ltd.(a)	34,600	914,208
Riken Technos Corp.(a)	108,400	516,773
Sakai Chemical Industry Co., Ltd.	400	10,509
Sakata INX Corp.	55,400	811,596
Sanyo Chemical Industries Ltd.	27,135	1,271,913
Sekisui Plastics Co., Ltd.	118,800	1,352,767
Shikoku Chemicals Corp.	79,000	1,166,986
Showa Denko K.K.	132,200	5,593,794
Sumitomo Bakelite Co., Ltd.	267,092	2,358,245
Sumitomo Seika Chemicals Co., Ltd.	21,000	1,005,078
T Hasegawa Co., Ltd.	29,800	564,337
Taiyo Holdings Co., Ltd.	49,591	2,130,991
Toagosei Co., Ltd.	194,500	2,291,570
Tokai Carbon Co., Ltd.	209,300	3,249,218
Tokyo Ohka Kogyo Co., Ltd.	50,800	1,822,304
Toyo Ink SC Holdings Co., Ltd.	515,512	3,199,228
Toyobo Co., Ltd.	83,053	1,639,194
Ube Industries Ltd.(a)	130,293	3,804,041
Zeon Corp.	216,000	3,123,723

Total Chemicals		83,277,534
Commercial Services & Supplies – 1.4%
Aeon Delight Co., Ltd.	54,800	1,983,827
Bell System24 Holdings, Inc.	135,500	2,009,248
Daiseki Co., Ltd.	27,007	741,264
Itoki Corp.	85,700	559,246
Kokuyo Co., Ltd.	87,003	1,712,245
Kyodo Printing Co., Ltd.	25,304	778,036
Mitsubishi Pencil Co., Ltd.	3,300	74,409
Nichiban Co., Ltd.	10,600	347,851
Nippon Air Conditioning Services Co., Ltd.	80,700	568,353
Nippon Parking Development Co., Ltd.	697,300	1,147,414
Okamura Corp.	135,876	1,852,564
Pilot Corp.	300	16,728
Relia, Inc.(a)	84,600	1,060,384
Sato Holdings Corp.	50,638	1,602,227
Toppan Forms Co., Ltd.	83,700	936,558

Total Commercial Services & Supplies		15,390,354
Construction & Engineering – 5.5%
Asunaro Aoki Construction Co., Ltd.	129,500	1,195,759
COMSYS Holdings Corp.	141,800	3,786,667
Dai-Dan Co., Ltd.	3,000	66,206
Fudo Tetra Corp.	85,500	151,946
Hazama Ando Corp.(a)	272,000	2,048,632
Hibiya Engineering Ltd.	49,500	915,529
Kandenko Co., Ltd.	213,138	2,428,992

See Notes to Financial Statements.

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds	121

Schedule of Investments (continued)

WisdomTree Japan SmallCap Dividend Fund (DFJ)

March 31, 2018

Investments	Shares	Value
Kitano Construction Corp.	216,651	$829,120
Kumagai Gumi Co., Ltd.(a)	47,600	1,530,719
Kyowa Exeo Corp.(a)	162,466	4,347,703
Kyudenko Corp.	59,790	2,940,307
Maeda Corp.	92,287	1,089,047
Maeda Road Construction Co., Ltd.	194,694	3,935,986
Matsui Construction Co., Ltd.	84,100	629,465
Meisei Industrial Co., Ltd.	105,800	719,261
Mirait Holdings Corp.(a)	84,900	1,352,333
Nichireki Co., Ltd.	74,800	864,402
Nippo Corp.	73,458	1,704,005
Nippon Densetsu Kogyo Co., Ltd.	48,000	950,071
Nippon Koei Co., Ltd.	21,600	657,038
Nippon Road Co., Ltd. (The)(a)	21,000	1,028,773
Nishimatsu Construction Co., Ltd.	102,807	2,550,116
Okumura Corp.(a)	102,170	4,030,119
OSJB Holdings Corp.	161,000	432,967
Penta-Ocean Construction Co., Ltd.	278,693	2,041,390
Raito Kogyo Co., Ltd.	74,500	769,168
Sanki Engineering Co., Ltd.	79,600	889,185
Shinnihon Corp.	57,000	620,113
SHO-BOND Holdings Co., Ltd.	25,900	1,911,754
Sumitomo Densetsu Co., Ltd.	50,900	1,019,436
Sumitomo Mitsui Construction Co., Ltd.	169,360	1,003,261
Taihei Dengyo Kaisha Ltd.	29,000	741,975
Taikisha Ltd.	57,165	1,870,561
Toda Corp.(a)	325,549	2,360,115
Toenec Corp.	5,800	169,337
Tokyu Construction Co., Ltd.(a)	126,000	1,368,406
Toshiba Plant Systems & Services Corp.	87,000	1,875,797
Totetsu Kogyo Co., Ltd.	26,979	827,001
Toyo Construction Co., Ltd.	100,200	461,664
Yahagi Construction Co., Ltd.(a)	70,300	519,566
Yokogawa Bridge Holdings Corp.	24,800	525,149
Yurtec Corp.	163,000	1,296,643

Total Construction & Engineering		60,455,684
Construction Materials – 0.4%
Krosaki Harima Corp.	20,900	990,465
Shinagawa Refractories Co., Ltd.	22,200	583,233
Sumitomo Osaka Cement Co., Ltd.(a)	515,404	2,287,454

Total Construction Materials		3,861,152
Consumer Finance – 0.0%
J Trust Co., Ltd.(a)	32,000	210,024
Containers & Packaging – 0.6%
FP Corp.	31,200	2,047,729
Fuji Seal International, Inc.	49,510	2,001,815
Nihon Yamamura Glass Co., Ltd.	61,000	108,406
Rengo Co., Ltd.	279,400	2,414,373

Total Containers & Packaging		6,572,323
Distributors – 1.0%
Arata Corp.	10,600	594,039
Canon Marketing Japan, Inc.	186,800	5,048,079
Doshisha Co., Ltd.	58,200	1,341,856
Happinet Corp.	42,000	605,416
Paltac Corp.	61,157	3,277,808

Total Distributors		10,867,198
Diversified Consumer Services – 0.2%
Meiko Network Japan Co., Ltd.	50,386	608,327
Riso Kyoiku Co., Ltd.(a)	63,500	475,877
Studio Alice Co., Ltd.	30,660	748,698
Tokyo Individualized Educational Institute, Inc.	81,600	867,024

Total Diversified Consumer Services		2,699,926
Diversified Financial Services – 0.5%
Financial Products Group Co., Ltd.	196,100	2,542,754
Ricoh Leasing Co., Ltd.	30,200	999,567
Zenkoku Hosho Co., Ltd.	54,400	2,388,792

Total Diversified Financial Services		5,931,113
Electric Utilities – 0.4%
Hokkaido Electric Power Co., Inc.(a)	22,500	147,461
Okinawa Electric Power Co., Inc. (The)	53,380	1,535,898
Shikoku Electric Power Co., Inc.	214,500	2,545,360

Total Electric Utilities		4,228,719
Electrical Equipment – 1.8%
Daihen Corp.	177,000	1,359,746
Denyo Co., Ltd.	49,200	879,447
Fujikura Ltd.	172,215	1,169,151
Furukawa Electric Co., Ltd.	49,100	2,636,211
GS Yuasa Corp.	502,000	2,737,753
Idec Corp.(a)	76,736	1,860,135
Nippon Carbon Co., Ltd.	22,500	1,142,454
Nissin Electric Co., Ltd.	100,465	931,439
Nitto Kogyo Corp.	59,200	918,477
Sanyo Denki Co., Ltd.	21,600	1,669,506
Sinfonia Technology Co., Ltd.(a)	242,000	828,284
Takaoka Toko Co., Ltd.(a)	31,200	499,024
Tatsuta Electric Wire and Cable Co., Ltd.	153,200	939,223
Ushio, Inc.	129,400	1,737,501

Total Electrical Equipment		19,308,351
Electronic Equipment, Instruments & Components – 4.9%
Ai Holdings Corp.	34,000	947,268
Amano Corp.	112,135	3,027,171
Anritsu Corp.	167,000	2,063,357
Azbil Corp.	101,754	4,740,866
Canon Electronics, Inc.	86,900	1,932,473
Citizen Watch Co., Ltd.	459,900	3,303,842
CONEXIO Corp.	105,000	2,239,210
Daiwabo Holdings Co., Ltd.	32,139	1,409,764
Dexerials Corp.	187,400	1,947,127
Enplas Corp.	23,000	768,829
ESPEC Corp.	23,600	563,648
FTGroup Co., Ltd.(a)	76,800	673,038
Hakuto Co., Ltd.	52,334	768,648
Horiba Ltd.	32,400	2,510,353
Ibiden Co., Ltd.(a)	184,000	2,738,806

See Notes to Financial Statements.

122	WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

Schedule of Investments (continued)

WisdomTree Japan SmallCap Dividend Fund (DFJ)

March 31, 2018

Investments	Shares	Value
Iriso Electronics Co., Ltd.(a)	7,600	$466,648
Japan Aviation Electronics Industry Ltd.(a)	93,000	1,316,079
Kaga Electronics Co., Ltd.	59,400	1,540,993
Koa Corp.	57,147	1,182,166
Kyosan Electric Manufacturing Co., Ltd.	40,000	246,733
Macnica Fuji Electronics Holdings, Inc.	99,200	1,789,984
Marubun Corp.	86,200	798,373
Nippon Signal Co., Ltd.	54,900	511,058
Nissha Co., Ltd.(a)	24,000	643,836
Nohmi Bosai Ltd.	56,691	1,214,312
Oki Electric Industry Co., Ltd.(a)	112,700	1,495,249
Optex Group Co., Ltd.	6,400	169,162
Osaki Electric Co., Ltd.	81,000	592,553
Ryoden Corp.	46,361	762,439
Ryosan Co., Ltd.	78,900	2,845,148
Sanshin Electronics Co., Ltd.	58,600	1,200,653
Satori Electric Co., Ltd.	58,700	604,387
Siix Corp.(a)	47,000	1,038,110
Sumida Corp.(a)	50,000	646,921
Taiyo Yuden Co., Ltd.(a)	87,500	1,483,427
Tamura Corp.	81,000	619,972
Topcon Corp.	77,400	1,511,611
UKC Holdings Corp.	26,700	555,842
V Technology Co., Ltd.(a)	800	229,431
Vitec Holdings Co., Ltd.	32,700	672,756

Total Electronic Equipment, Instruments & Components		53,772,243
Energy Equipment & Services – 0.2%
Modec, Inc.	39,504	987,693
Shinko Plantech Co., Ltd.	194,300	1,748,426

Total Energy Equipment & Services		2,736,119
Food & Staples Retailing – 2.4%
Ain Holdings, Inc.	8,400	627,927
Arcs Co., Ltd.	55,094	1,329,819
Axial Retailing, Inc.	12,500	475,435
Belc Co., Ltd.	6,700	385,557
Cawachi Ltd.	47,500	1,168,853
Cocokara fine, Inc.	22,400	1,531,246
Create SD Holdings Co., Ltd.	50,500	1,313,427
Heiwado Co., Ltd.	55,963	1,353,952
Kato Sangyo Co., Ltd.	53,016	1,856,931
Kobe Bussan Co., Ltd.(a)	27,500	1,243,771
Life Corp.	34,100	940,756
Matsumotokiyoshi Holdings Co., Ltd.	102,000	4,315,938
Ministop Co., Ltd.	48,500	993,714
Mitsubishi Shokuhin Co., Ltd.	33,000	946,403
Okuwa Co., Ltd.	52,000	532,957
Qol Co., Ltd.	50,600	992,969
San-A Co., Ltd.	20,900	1,204,673
Shoei Foods Corp.(a)	6,200	241,937
Sogo Medical Co., Ltd.	10,000	284,438
United Super Markets Holdings, Inc.	114,500	1,217,673
Valor Holdings Co., Ltd.	36,391	985,483
Yaoko Co., Ltd.	29,700	1,600,197
Yokohama Reito Co., Ltd.(a)	108,700	1,068,091

Total Food & Staples Retailing		26,612,147
Food Products – 2.9%
Ariake Japan Co., Ltd.	23,228	1,860,861
Feed One Co., Ltd.	435,400	884,310
Fuji Oil Holdings, Inc.	81,900	2,472,017
Fujicco Co., Ltd.	34,100	767,611
Hokuto Corp.(a)	50,391	959,490
House Foods Group, Inc.	74,700	2,482,976
Itoham Yonekyu Holdings, Inc.	330,300	2,872,849
Kagome Co., Ltd.	30,100	1,057,109
Kameda Seika Co., Ltd.(a)	20,300	981,119
Kenko Mayonnaise Co., Ltd.(a)	22,700	745,994
Kotobuki Spirits Co., Ltd.(a)	1,100	57,922
Marudai Food Co., Ltd.	242,000	1,167,334
Maruha Nichiro Corp.	33,632	1,075,212
Megmilk Snow Brand Co., Ltd.	54,100	1,463,523
Mitsui Sugar Co., Ltd.	55,698	2,152,504
Morinaga & Co., Ltd.	22,087	972,991
Morinaga Milk Industry Co., Ltd.	29,282	1,192,206
Nippon Flour Mills Co., Ltd.	105,683	1,638,658
Nippon Suisan Kaisha Ltd.	192,800	1,000,711
Nisshin Oillio Group Ltd. (The)	44,200	1,215,656
Prima Meat Packers Ltd.	72,000	412,976
S Foods, Inc.	28,100	1,174,466
Sakata Seed Corp.	23,500	831,946
Showa Sangyo Co., Ltd.	51,400	1,336,835
Starzen Co., Ltd.	24,600	1,202,821

Total Food Products		31,980,097
Gas Utilities – 0.4%
Hokkaido Gas Co., Ltd.	308,000	865,933
Nippon Gas Co., Ltd.(a)	29,500	1,378,609
Saibu Gas Co., Ltd.	56,600	1,465,160
Shizuoka Gas Co., Ltd.	31,392	282,484

Total Gas Utilities		3,992,186
Health Care Equipment & Supplies – 1.7%
Asahi Intecc Co., Ltd.	49,800	1,973,738
Eiken Chemical Co., Ltd.	50,470	1,271,834
Hogy Medical Co., Ltd.	44,400	1,793,117
Jeol Ltd.	55,000	506,300
Mani, Inc.	29,800	1,185,275
Menicon Co., Ltd.	2,200	54,695
Nagaileben Co., Ltd.	55,426	1,519,720
Nakanishi, Inc.	78,000	1,588,604
Nihon Kohden Corp.	83,100	2,313,673
Nikkiso Co., Ltd.	77,700	809,512
Nipro Corp.	241,900	3,496,006
Paramount Bed Holdings Co., Ltd.	32,821	1,675,769

Total Health Care Equipment & Supplies		18,188,243
Health Care Providers & Services – 1.4%
As One Corp.	25,700	1,638,420
BML, Inc.	58,400	1,491,438

See Notes to Financial Statements.

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds	123

Schedule of Investments (continued)

WisdomTree Japan SmallCap Dividend Fund (DFJ)

March 31, 2018

Investments	Shares	Value
Japan Lifeline Co., Ltd.(a)	45,400	$1,323,366
Miraca Holdings, Inc.	76,700	2,996,601
NichiiGakkan Co., Ltd.	129,300	1,450,446
Ship Healthcare Holdings, Inc.	50,707	1,787,976
Solasto Corp.	52,400	1,455,473
Toho Holdings Co., Ltd.	82,900	1,953,431
Vital KSK Holdings, Inc.	136,600	1,344,807

Total Health Care Providers & Services		15,441,958
Hotels, Restaurants & Leisure – 2.9%
Create Restaurants Holdings, Inc.(a)	51,600	612,310
Doutor Nichires Holdings Co., Ltd.	55,253	1,294,692
Fuji Kyuko Co., Ltd.(a)	24,701	647,545
Hiday Hidaka Corp.	32,680	815,233
Hiramatsu, Inc.(a)	71,500	342,205
HIS Co., Ltd.	31,600	1,146,930
Ichibanya Co., Ltd.(a)	27,836	1,149,037
KFC Holdings Japan Ltd.	56,200	1,055,302
KOMEDA Holdings Co., Ltd.	83,400	1,586,443
Koshidaka Holdings Co., Ltd.	11,600	794,057
Kyoritsu Maintenance Co., Ltd.(a)	8,300	397,245
MOS Food Services, Inc.(a)	23,700	706,432
Ohsho Food Service Corp.	29,900	1,478,834
Plenus Co., Ltd.(a)	64,068	1,243,407
Resorttrust, Inc.	164,108	3,445,728
Round One Corp.	136,337	2,158,830
Royal Holdings Co., Ltd.	27,000	737,010
Saizeriya Co., Ltd.	30,300	863,272
SFP Holdings Co., Ltd.(a)	2,700	46,739
Skylark Co., Ltd.(a)	347,100	5,000,068
St. Marc Holdings Co., Ltd.	29,000	839,868
Tokyo Dome Corp.	133,000	1,266,845
Tokyotokeiba Co., Ltd.	21,842	808,164
Toridoll Holdings Corp.	23,300	848,966
Yoshinoya Holdings Co., Ltd.	52,100	1,044,939
Zensho Holdings Co., Ltd.(a)	61,100	1,391,483

Total Hotels, Restaurants & Leisure		31,721,584
Household Durables – 2.3%
Alpine Electronics, Inc.(a)	72,100	1,359,290
Clarion Co., Ltd.	132,000	412,073
Cleanup Corp.	130,200	997,771
ES-Con Japan Ltd.(a)	138,500	1,307,513
FJ Next Co., Ltd.	16,100	130,193
Foster Electric Co., Ltd.	75,600	1,847,526
France Bed Holdings Co., Ltd.	99,600	882,212
Fuji Corp., Ltd.	158,300	1,339,633
Fujitsu General Ltd.	84,200	1,506,653
Hoosiers Holdings(a)	16,000	115,393
JVC Kenwood Corp.	219,700	733,366
Ki-Star Real Estate Co., Ltd.	28,700	724,584
Meiwa Estate Co., Ltd.	14,600	103,099
Misawa Homes Co., Ltd.	110,300	920,982
Mitsui Home Co., Ltd.	30,000	191,255
Nihon House Holdings Co., Ltd.	163,400	889,597
Nissei Build Kogyo Co., Ltd.	50,000	599,436
Pressance Corp.	57,000	866,121
Sanei Architecture Planning Co., Ltd.	15,700	330,977
Sangetsu Corp.	88,000	1,823,714
Starts Corp., Inc.	60,000	1,632,158
Sumitomo Forestry Co., Ltd.	186,800	2,996,528
Tamron Co., Ltd.	23,166	487,935
TOA Corp.	88,152	1,091,643
Token Corp.(a)	8,900	896,276
Zojirushi Corp.(a)	60,000	860,367

Total Household Durables		25,046,295
Household Products – 0.1%
Earth Corp.	28,900	1,527,203
Independent Power & Renewable Electricity Producers – 0.0%
West Holdings Corp.(a)	58,800	361,038
Industrial Conglomerates – 0.5%
Nisshinbo Holdings, Inc.	276,800	3,724,502
TOKAI Holdings Corp.	195,100	1,977,601

Total Industrial Conglomerates		5,702,103
Internet & Catalog Retail – 0.2%
ASKUL Corp.(a)	32,365	1,091,006
Belluna Co., Ltd.	108,684	1,288,675

Total Internet & Catalog Retail		2,379,681
Internet Software & Services – 1.0%
COOKPAD, Inc.(a)	26,400	148,446
Dip Corp.	53,300	1,688,961
F@N Communications, Inc.	49,000	326,666
GMO Internet, Inc.(a)	134,872	2,717,731
Gurunavi, Inc.	46,400	647,026
Infomart Corp.(a)	82,600	792,991
Internet Initiative Japan, Inc.	25,300	513,137
Kakaku.com, Inc.(a)	224,500	3,930,597

Total Internet Software & Services		10,765,555
IT Services – 2.0%
Digital Garage, Inc.	25,700	860,292
DTS Corp.	31,191	1,079,294
Future Corp.	75,100	937,073
GMO Payment Gateway, Inc.(a)	3,600	358,138
Information Services International-Dentsu Ltd.	33,100	891,381
Kanematsu Electronics Ltd.	29,400	861,128
Mitsubishi Research Institute, Inc.	33,500	1,056,817
NEC Networks & System Integration Corp.	83,979	2,189,692
NET One Systems Co., Ltd.	188,158	2,871,466
Nihon Unisys Ltd.	115,000	2,480,583
NS Solutions Corp.	132,380	3,784,064
TIS, Inc.	59,700	2,363,301
Transcosmos, Inc.	77,600	2,002,204

Total IT Services		21,735,433
Leisure Products – 1.6%
Daikoku Denki Co., Ltd.(a)	52,700	872,635
Fields Corp.(a)	39,100	428,317

See Notes to Financial Statements.

124	WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

Schedule of Investments (continued)

WisdomTree Japan SmallCap Dividend Fund (DFJ)

March 31, 2018

Investments	Shares	Value
Furyu Corp.(a)	32,500	$301,622
Heiwa Corp.	192,100	3,863,676
Mizuno Corp.	32,523	987,769
Sankyo Co., Ltd.	237,900	8,388,575
Tomy Co., Ltd.	50,600	519,560
Universal Entertainment Corp.*(a)	57,900	2,654,090

Total Leisure Products		18,016,244
Life Sciences Tools & Services – 0.1%
EPS Holdings, Inc.	32,300	663,615
Machinery – 6.5%
Aichi Corp.(a)	140,600	958,486
Aida Engineering Ltd.	163,200	1,973,439
Alinco, Inc.	84,300	871,140
Anest Iwata Corp.	49,700	538,826
Asahi Diamond Industrial Co., Ltd.	20,300	213,785
Bando Chemical Industries Ltd.	53,493	613,145
CKD Corp.	80,541	1,792,577
DMG Mori Co., Ltd.	124,800	2,332,886
Ebara Corp.	84,600	3,074,556
Fujitec Co., Ltd.	159,061	2,093,892
Furukawa Co., Ltd.	28,100	524,480
Giken Ltd.	22,400	633,982
Glory Ltd.	53,600	1,912,666
Harmonic Drive Systems, Inc.(a)	25,000	1,436,295
Hirata Corp.(a)	1,800	165,529
Hitachi Zosen Corp.	167,000	855,806
Hokuetsu Industries Co., Ltd.	75,018	810,491
Japan Steel Works Ltd. (The)	45,804	1,462,196
Juki Corp.	42,600	598,843
Kato Works Co., Ltd.	23,900	549,913
Kitagawa Iron Works Co., Ltd.	25,200	642,381
Kito Corp.	27,100	505,816
Kitz Corp.	138,189	1,187,633
Kurita Water Industries Ltd.	85,200	2,703,808
Kyokuto Kaihatsu Kogyo Co., Ltd.	48,780	718,742
Makino Milling Machine Co., Ltd.	62,578	587,239
Max Co., Ltd.	74,000	950,484
Meidensha Corp.	115,000	439,022
METAWATER Co., Ltd.	26,600	831,641
Mitsubishi Logisnext Co., Ltd.	79,700	670,724
Mitsuboshi Belting Ltd.	44,092	487,976
Mitsui Engineering & Shipbuilding Co., Ltd.(a)	56,540	919,739
Miura Co., Ltd.	51,500	1,624,659
Morita Holdings Corp.	52,005	984,843
Nachi-Fujikoshi Corp.	287,000	1,743,319
Nippon Thompson Co., Ltd.	33,200	265,350
Nissei ASB Machine Co., Ltd.	23,100	1,605,162
Nitta Corp.	27,500	1,022,684
Noritake Co., Ltd.	26,600	1,153,042
NTN Corp.	620,200	2,589,269
Obara Group, Inc.	23,379	1,384,934
Oiles Corp.	29,400	626,149
OKUMA Corp.	30,570	1,799,419
OSG Corp.	85,200	1,956,355
Rheon Automatic Machinery Co., Ltd.	19,000	385,717
Ryobi Ltd.	48,000	1,265,106
Shibuya Corp.	25,500	918,336
Shima Seiki Manufacturing Ltd.(a)	23,900	1,660,752
Shinmaywa Industries Ltd.	101,685	836,618
Sodick Co., Ltd.	59,300	776,727
Star Micronics Co., Ltd.	102,934	1,917,370
Tadano Ltd.	102,700	1,540,259
Takeuchi Manufacturing Co., Ltd.	29,500	658,792
Takuma Co., Ltd.	52,400	573,518
Tocalo Co., Ltd.	107,200	1,307,366
Toshiba Machine Co., Ltd.	284,806	2,003,149
Tsubaki Nakashima Co., Ltd.	84,100	2,179,404
Tsubakimoto Chain Co.	236,228	1,923,587
Tsugami Corp.	38,000	478,082
Union Tool Co.	25,400	896,822
YAMABIKO Corp.	78,700	1,029,353
Yushin Precision Equipment Co., Ltd.	53,200	863,906

Total Machinery		72,028,187
Marine – 0.1%
Iino Kaiun Kaisha Ltd.	196,200	939,029
Japan Transcity Corp.	67,000	296,098
NS United Kaiun Kaisha Ltd.	8,300	169,356

Total Marine		1,404,483
Media – 1.4%
Asahi Broadcasting Corp.	119,800	991,293
Avex, Inc.	73,099	1,027,579
D.A. Consortium Holdings, Inc.	32,800	787,693
Daiichikosho Co., Ltd.	78,000	4,136,530
Kadokawa Dwango	23,100	240,883
LIFULL Co., Ltd.(a)	75,800	683,519
Shochiku Co., Ltd.	2,700	383,103
SKY Perfect JSAT Holdings, Inc.	772,000	3,469,826
Toei Co., Ltd.	4,731	515,138
Tri-Stage, Inc.(a)	33,400	157,029
Tv Tokyo Holdings Corp.	48,800	1,282,979
Wowow, Inc.	32,500	1,022,214
Zenrin Co., Ltd.	46,880	990,497

Total Media		15,688,283
Metals & Mining – 2.6%
Aichi Steel Corp.	21,600	885,529
Asahi Holdings, Inc.	75,700	1,410,077
Daido Steel Co., Ltd.	49,000	2,506,441
Daiki Aluminium Industry Co., Ltd.	15,700	109,981
Dowa Holdings Co., Ltd.(a)	69,100	2,475,515
Godo Steel Ltd.(a)	53,900	1,080,534
Kurimoto Ltd.	34,000	647,071
Kyoei Steel Ltd.(a)	22,314	384,804
Maruichi Steel Tube Ltd.(a)	138,800	4,248,181
Mitsubishi Steel Manufacturing Co., Ltd.	24,800	570,855
Mitsui Mining & Smelting Co., Ltd.	58,000	2,634,133

See Notes to Financial Statements.

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds	125

Schedule of Investments (continued)

WisdomTree Japan SmallCap Dividend Fund (DFJ)

March 31, 2018

Investments	Shares	Value
Nippon Denko Co., Ltd.(a)	186,041	$587,774
Nippon Light Metal Holdings Co., Ltd.	1,168,700	3,131,918
Nittetsu Mining Co., Ltd.	20,100	1,164,231
Sanyo Special Steel Co., Ltd.	36,200	908,829
Toho Zinc Co., Ltd.(a)	14,496	689,702
Tokyo Rope Manufacturing Co., Ltd.	26,000	513,888
Tokyo Steel Manufacturing Co., Ltd.(a)	64,600	519,351
Topy Industries Ltd.	52,500	1,530,324
Toyo Kohan Co., Ltd.	189,600	1,272,914
UACJ Corp.(a)	49,063	1,259,445

Total Metals & Mining		28,531,497
Multiline Retail – 0.7%
H2O Retailing Corp.	159,700	2,922,202
Parco Co., Ltd.(a)	141,400	1,895,970
Takashimaya Co., Ltd.	278,000	2,668,905

Total Multiline Retail		7,487,077
Oil, Gas & Consumable Fuels – 0.9%
BP Castrol K.K.	57,000	893,456
Cosmo Energy Holdings Co., Ltd.	137,700	4,460,522
Fuji Oil Co., Ltd.	222,300	877,912
Itochu Enex Co., Ltd.	276,581	2,598,067
San-Ai Oil Co., Ltd.	109,316	1,608,646

Total Oil, Gas & Consumable Fuels		10,438,603
Paper & Forest Products – 0.7%
Chuetsu Pulp & Paper Co., Ltd.(a)	21,499	385,506
Daiken Corp.	32,900	777,102
Daio Paper Corp.(a)	75,178	1,060,339
Hokuetsu Kishu Paper Co., Ltd.	214,532	1,383,817
Nippon Paper Industries Co., Ltd.(a)	194,500	3,632,130

Total Paper & Forest Products		7,238,894
Personal Products – 1.2%
Artnature, Inc.	20,900	139,923
Ci:z Holdings Co., Ltd.	48,100	2,397,085
Fancl Corp.	103,200	3,779,633
Mandom Corp.	50,506	1,742,896
Milbon Co., Ltd.	35,700	1,579,394
Noevir Holdings Co., Ltd.	53,600	3,865,651

Total Personal Products		13,504,582
Pharmaceuticals – 1.8%
Fuji Pharma Co., Ltd.	23,900	1,116,906
JCR Pharmaceuticals Co., Ltd.	6,900	393,822
Kaken Pharmaceutical Co., Ltd.	76,100	4,493,728
KYORIN Holdings, Inc.	103,785	1,950,787
Mochida Pharmaceutical Co., Ltd.	26,811	1,885,720
Nichi-iko Pharmaceutical Co., Ltd.	78,300	1,233,216
Rohto Pharmaceutical Co., Ltd.	60,400	1,689,610
Sawai Pharmaceutical Co., Ltd.(a)	36,424	1,599,437
Seikagaku Corp.	49,800	908,434
Torii Pharmaceutical Co., Ltd.	20,100	530,708
Towa Pharmaceutical Co., Ltd.	9,300	581,523
Tsumura & Co.	80,800	2,776,907
ZERIA Pharmaceutical Co., Ltd.	54,200	1,084,510

Total Pharmaceuticals		20,245,308
Professional Services – 2.1%
Altech Corp.	47,200	1,090,016
Benefit One, Inc.(a)	47,000	1,300,621
en-japan, Inc.	23,200	1,345,971
FULLCAST Holdings Co., Ltd.	51,300	1,269,597
Funai Soken Holdings, Inc.	61,610	1,319,097
JAC Recruitment Co., Ltd.	33,300	712,654
Japan Asia Group Ltd.	193,500	966,135
Meitec Corp.	57,200	3,167,917
Nihon M&A Center, Inc.	63,464	2,184,092
Nomura Co., Ltd.	55,800	1,206,770
Outsourcing, Inc.	8,100	144,863
Pasco Corp.*(a)	241,000	722,887
Space Co., Ltd.	51,960	718,206
Tanseisha Co., Ltd.	30,400	371,603
TechnoPro Holdings, Inc.	55,400	3,339,107
Trust Tech, Inc.	1,100	36,201
Weathernews, Inc.	21,200	672,779
World Holdings Co., Ltd.	25,100	1,076,220
Yumeshin Holdings Co., Ltd.	155,100	1,715,069

Total Professional Services		23,359,805
Real Estate Management & Development – 3.4%
Airport Facilities Co., Ltd.	87,519	520,917
Daibiru Corp.	59,800	693,309
Daikyo, Inc.(a)	137,800	2,789,689
Goldcrest Co., Ltd.	50,500	1,079,803
Heiwa Real Estate Co., Ltd.	32,668	629,708
Investors Cloud Co., Ltd.(a)	33,500	767,649
Keihanshin Building Co., Ltd.	162,900	1,364,776
Kenedix, Inc.	181,200	1,127,921
Leopalace21 Corp.	640,900	5,345,353
Nippon Commercial Development Co., Ltd.(a)	20,200	327,835
NTT Urban Development Corp.	329,400	4,026,516
Open House Co., Ltd.	81,900	5,082,652
Raysum Co., Ltd.	82,700	1,032,681
Relo Group, Inc.	81,260	2,250,982
SAMTY Co., Ltd.(a)	24,300	422,708
Shinoken Group Co., Ltd.(a)	24,700	768,754
Sun Frontier Fudousan Co., Ltd.(a)	75,200	828,720
Takara Leben Co., Ltd.	270,800	1,171,302
TOC Co., Ltd.	81,600	663,695
Tokyo Tatemono Co., Ltd.	217,400	3,276,842
Tosei Corp.	131,800	1,570,198
Unizo Holdings Co., Ltd.(a)	48,000	1,164,006

Total Real Estate Management & Development		36,906,016
Road & Rail – 2.4%
Fukuyama Transporting Co., Ltd.	47,411	2,093,039
Hamakyorex Co., Ltd.	5,000	168,312
Hitachi Transport System Ltd.	84,200	2,367,259
Ichinen Holdings Co., Ltd.	51,300	725,966

See Notes to Financial Statements.

126	WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

Schedule of Investments (continued)

WisdomTree Japan SmallCap Dividend Fund (DFJ)

March 31, 2018

Investments	Shares	Value
Maruzen Showa Unyu Co., Ltd.	245,000	$1,174,894
Nankai Electric Railway Co., Ltd.	50,800	1,273,463
Nikkon Holdings Co., Ltd.	102,660	2,693,196
Nishi-Nippon Railroad Co., Ltd.	46,800	1,223,357
Sakai Moving Service Co., Ltd.	6,800	349,111
Sankyu, Inc.	62,306	3,087,472
Seino Holdings Co., Ltd.	241,760	4,451,021
Senko Group Holdings Co., Ltd.(a)	301,556	2,347,798
Sotetsu Holdings, Inc.	105,400	2,802,738
Tonami Holdings Co., Ltd.	21,800	1,289,347

Total Road & Rail		26,046,973
Semiconductors & Semiconductor Equipment – 1.0%
Ferrotec Holdings Corp.	1,100	27,699
Japan Material Co., Ltd.	18,700	242,652
Lasertec Corp.	73,400	2,698,580
MegaChips Corp.*(a)	30,500	1,098,402
Mimasu Semiconductor Industry Co., Ltd.	33,127	599,930
NuFlare Technology, Inc.	20,200	1,282,087
Shindengen Electric Manufacturing Co., Ltd.	20,100	1,328,660
Shinko Electric Industries Co., Ltd.	169,753	1,272,150
Tokyo Seimitsu Co., Ltd.	54,300	2,192,934
Ulvac, Inc.	7,100	398,561

Total Semiconductors & Semiconductor Equipment		11,141,655
Software – 1.8%
Broadleaf Co., Ltd.	152,400	758,059
Capcom Co., Ltd.	159,826	3,455,007
COLOPL, Inc.(a)	103,600	902,056
Computer Engineering & Consulting Ltd.(a)	4,300	143,940
Fuji Soft, Inc.	27,700	1,109,563
GungHo Online Entertainment, Inc.(a)	624,500	2,125,708
Koei Tecmo Holdings Co., Ltd.	142,500	2,784,344
Marvelous, Inc.(a)	87,300	747,817
Miroku Jyoho Service Co., Ltd.	20,800	621,946
MTI Ltd.	136,900	847,016
NSD Co., Ltd.	80,300	1,639,222
OBIC Business Consultants Co., Ltd.(a)	26,200	1,677,687
SRA Holdings(a)	24,400	700,912
Systena Corp.	48,000	1,981,382

Total Software		19,494,659
Specialty Retail – 5.0%
Adastria Co., Ltd.(a)	68,600	1,399,092
Alpen Co., Ltd.	56,800	1,266,317
AOKI Holdings, Inc.	130,754	2,002,805
Aoyama Trading Co., Ltd.	142,400	5,610,306
Arcland Sakamoto Co., Ltd.	54,016	898,997
Autobacs Seven Co., Ltd.	193,500	3,628,011
Bic Camera, Inc.	103,100	1,622,843
Chiyoda Co., Ltd.	57,191	1,436,363
DCM Holdings Co., Ltd.	190,245	1,931,966
EDION Corp.(a)	194,839	2,268,083
Geo Holdings Corp.(a)	133,600	2,140,615
Gfoot Co., Ltd.(a)	129,700	935,401
Hard Off Corp. Co., Ltd.	700	7,115
Honeys Holdings Co., Ltd.	58,300	558,606
IDOM, Inc.	105,560	746,414
Joshin Denki Co., Ltd.	27,000	986,319
K’s Holdings Corp.	336,296	4,651,541
Kohnan Shoji Co., Ltd.	49,600	1,184,150
Komeri Co., Ltd.	48,237	1,285,413
Konaka Co., Ltd.	156,900	864,536
Kyoto Kimono Yuzen Co., Ltd.	24,200	174,531
Nishimatsuya Chain Co., Ltd.	51,600	581,743
Nojima Corp.	35,100	830,056
PAL GROUP Holdings Co., Ltd.	29,000	803,329
PC Depot Corp.(a)	104,200	706,424
Right On Co., Ltd.(a)	85,000	745,698
Sac’s Bar Holdings, Inc.(a)	78,800	845,424
Sanrio Co., Ltd.(a)	180,642	3,283,319
Shimachu Co., Ltd.	115,364	3,688,177
T-Gaia Corp.	132,800	3,697,422
United Arrows Ltd.	34,529	1,331,160
VT Holdings Co., Ltd.(a)	170,000	867,983
Xebio Holdings Co., Ltd.	81,900	1,623,368
Yellow Hat Ltd.	24,300	720,889

Total Specialty Retail		55,324,416
Technology Hardware, Storage & Peripherals – 0.5%
Elecom Co., Ltd.	50,400	1,204,198
Maxell Holdings Ltd.	56,300	1,096,884
MCJ Co., Ltd.	58,100	752,814
Riso Kagaku Corp.	105,400	1,963,304
Roland DG Corp.	2,500	57,569
Wacom Co., Ltd.(a)	108,011	543,356

Total Technology Hardware, Storage & Peripherals		5,618,125
Textiles, Apparel & Luxury Goods – 1.5%
Descente Ltd.	49,653	783,896
Fujibo Holdings, Inc.	27,400	994,490
Goldwin, Inc.	9,800	587,908
Gunze Ltd.	27,183	1,541,265
Japan Wool Textile Co., Ltd. (The)	165,225	1,621,955
Kurabo Industries Ltd.	268,766	846,606
Onward Holdings Co., Ltd.	326,833	2,836,548
Seiko Holdings Corp.	89,200	2,158,917
Seiren Co., Ltd.	79,811	1,491,156
Wacoal Holdings Corp.	106,500	3,084,344
Yondoshi Holdings, Inc.(a)	32,500	842,525

Total Textiles, Apparel & Luxury Goods		16,789,610
Trading Companies & Distributors – 3.3%
Advan Co., Ltd.	49,700	462,652
Alconix Corp.	59,200	1,185,113
Daiichi Jitsugyo Co., Ltd.	22,800	661,382
Gecoss Corp.	75,800	788,292
Hanwa Co., Ltd.	61,222	2,578,981
Inaba Denki Sangyo Co., Ltd.	53,794	2,379,885
Inabata & Co., Ltd.	101,741	1,545,966

See Notes to Financial Statements.

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds	127

Schedule of Investments (concluded)

WisdomTree Japan SmallCap Dividend Fund (DFJ)

March 31, 2018

Investments	Shares	Value
Iwatani Corp.(a)	34,433	$1,272,418
Japan Pulp & Paper Co., Ltd.	25,457	1,028,094
Kamei Corp.	67,900	952,579
Kanamoto Co., Ltd.	29,028	966,235
Kanematsu Corp.	111,000	1,525,924
Mitsui Matsushima Co., Ltd.	57,200	814,300
Nagase & Co., Ltd.	157,604	2,674,896
Nippon Steel & Sumikin Bussan Corp.	56,600	3,134,688
Nishio Rent All Co., Ltd.	24,400	746,798
Onoken Co., Ltd.	50,900	888,297
Sanyo Trading Co., Ltd.(a)	25,900	492,672
Seika Corp.	31,200	781,540
Sojitz Corp.(a)	2,068,600	6,632,747
Trusco Nakayama Corp.	31,700	786,017
Wakita & Co., Ltd.	54,100	604,333
Yamazen Corp.	137,606	1,437,520
Yuasa Trading Co., Ltd.	51,600	1,703,018

Total Trading Companies & Distributors		36,044,347
Transportation Infrastructure – 0.4%
Japan Airport Terminal Co., Ltd.(a)	27,600	1,054,951
Kamigumi Co., Ltd.	89,000	1,988,378
Mitsubishi Logistics Corp.(a)	54,500	1,158,157
Nissin Corp.	22,600	595,654

Total Transportation Infrastructure		4,797,140
TOTAL COMMON STOCKS (Cost: $937,077,582)		1,088,460,530
EXCHANGE-TRADED FUND – 0.0%
United States – 0.0%
WisdomTree Japan Hedged Equity Fund(a)(b)
(Cost: $223,686)	4,374	244,988
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 6.6%
United States – 6.6%
State Street Navigator Securities Lending Government Money Market Portfolio, 1.74%(c)
(Cost: $72,826,855)(d)	72,826,855	72,826,855
TOTAL INVESTMENTS IN SECURITIES – 105.5% (Cost: $1,010,128,123)		1,161,532,373
Other Assets less Liabilities – (5.5)%		(60,941,020)

NET ASSETS – 100.0%		$1,100,591,353
*	Non-income producing security.

(a)	Security, or portion thereof, was on loan at March 31, 2018 (See Note 2).

(b)	Affiliated company (See Note 3).

(c)	Rate shown represents annualized 7-day yield as of March 31, 2018.

(d)

At March 31, 2018, the total market value of the Fund’s securities on loan was $113,412,308 and the total market value of the collateral held by the Fund was $121,209,187. The total market value of the collateral includes non-cash U.S. Government and U.S. Government Agencies securities collateral having a value of $48,382,332.

See Notes to Financial Statements.

128	WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

Statements of Assets and Liabilities

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

March 31, 2018

	WisdomTree Australia Dividend Fund	WisdomTree Europe Hedged Equity Fund	WisdomTree Europe Hedged SmallCap Equity Fund	WisdomTree Europe Quality Dividend Growth Fund	WisdomTree Europe SmallCap Dividend Fund
ASSETS:

Investments, at cost	$33,203,628	$6,067,716,668	$127,119,972	$70,501,924	$1,158,256,261

Investment in affiliates, at cost (Note 3)	—	—	—	—	5,273,897

Foreign currency, at cost	46,640	8,851,286	504,838	103,106	7,172,954
Investments in securities, at value[1,2] (Note 2)	35,205,285	6,545,966,185	157,922,548	72,874,371	1,267,539,375

Investment in affiliates, at value (Note 3)	—	—	—	—	5,240,125

Cash	9,153	2,467,927	8,823	21,514	11,207

Foreign currency, at value	46,640	8,847,977	504,504	102,130	7,145,640

Unrealized appreciation on foreign currency contracts	—	11,024,214	1,967	—	7,917

Receivables:

Investment securities sold	—	80,249,115	897,605	—	660,996

Dividends	233,596	2,557,720	304,034	96,485	3,488,537

Securities lending income	4,391	474,931	22,524	5,412	265,500

Foreign tax reclaims	—	15,134,536	177,499	101,680	941,497
Total Assets	35,499,065	6,666,722,605	159,839,504	73,201,592	1,285,300,794
LIABILITIES:

Unrealized depreciation on foreign currency contracts	3	46,751,138	922,706	—	191

Payables:

Cash collateral received for securities loaned (Note 2)	2,296,561	233,934,679	4,215,398	1,002,910	57,256,757

Investment securities purchased	—	—	—	—	3,345,669

Capital shares redeemed	—	49,845,157	—	—	—

Advisory fees (Note 3)	17,461	3,221,351	76,807	34,936	611,235

Service fees (Note 2)	132	24,438	582	270	4,648
Total Liabilities	2,314,157	333,776,763	5,215,493	1,038,116	61,218,500
NET ASSETS	$33,184,908	$6,332,945,842	$154,624,011	$72,163,476	$1,224,082,294
NET ASSETS:

Paid-in capital	$44,719,511	$8,144,157,407	$157,046,094	$71,962,405	$1,233,332,362

Undistributed (Distributions in excess of) net investment income	63,187	15,797,064	(198,790)	334,887	3,856,593

Accumulated net realized loss on investments, futures contracts, foreign currency contracts and foreign currency related transactions	(13,596,032)	(2,270,869,153)	(32,119,312)	(2,507,017)	(122,399,181)

Net unrealized appreciation on investments, foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	1,998,242	443,860,524	29,896,019	2,373,201	109,292,520
NET ASSETS	$33,184,908	$6,332,945,842	$154,624,011	$72,163,476	$1,224,082,294
Outstanding beneficial interest shares of $0.001 par value (unlimited number of shares authorized)	600,000	101,050,000	5,050,000	2,750,000	17,600,000
Net asset value per share	$55.31	$62.67	$30.62	$26.24	$69.55
[1] Includes market value of securities out on loan of:	$3,714,073	$225,298,985	$5,350,139	$997,702	$72,078,311
[2] Investments in securities include investment of cash collateral for securities loaned (see Schedule of Investments for additional information).

See Notes to Financial Statements.

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds	129

Statements of Assets and Liabilities (continued)

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

March 31, 2018

	WisdomTree Germany Hedged Equity Fund	WisdomTree International Dividend ex-Financials Fund	WisdomTree International Equity Fund	WisdomTree International Hedged Quality Dividend Growth Fund	WisdomTree International High Dividend Fund
ASSETS:

Investments, at cost	$80,861,735	$204,097,964	$836,133,335	$478,785,279	$327,450,787

Investment in affiliates, at cost (Note 3)	—	117,782	171	—	270,151

Foreign currency, at cost	61,322	124,203	1,059,278	1,022,410	273,571
Investments in securities, at value[1,2] (Note 2)	90,715,846	198,183,854	945,111,460	548,057,014	340,842,554

Investment in affiliates, at value (Note 3)	—	130,035	174	—	267,690

Cash	15,210	105,091	38,127	97,471	20,610

Foreign currency, at value	61,254	124,010	1,053,235	1,013,944	273,481

Unrealized appreciation on foreign currency contracts	1,141	—	—	2,245,664	—

Receivables:

Investment securities sold	564,798	—	31,053	131,801	—

Dividends	—	767,159	3,649,131	1,287,448	1,334,730

Securities lending income	42	6,910	55,831	19,777	18,094

Foreign tax reclaims	554,417	436,830	1,032,936	1,292,051	474,492
Total Assets	91,912,708	199,753,889	950,971,947	554,145,170	343,231,651
LIABILITIES:

Unrealized depreciation on foreign currency contracts	565,369	531	—	2,953,817	—

Payables:

Cash collateral received for securities loaned (Note 2)	6,890	931,270	35,599,611	7,588,253	7,777,529

Investment securities purchased	—	77,825	—	—	107,425

Capital shares redeemed	—	—	—	139,604	—

Advisory fees (Note 3)	37,768	97,513	375,456	269,599	165,523

Service fees (Note 2)	345	742	3,443	2,044	1,259
Total Liabilities	610,372	1,107,881	35,978,510	10,953,317	8,051,736
NET ASSETS	$91,302,336	$198,646,008	$914,993,437	$543,191,853	$335,179,915
NET ASSETS:

Paid-in capital	$118,734,625	$227,677,938	$848,308,575	$525,305,676	$359,940,474

Undistributed (Distributions in excess of) net investment income	(100,164)	703,745	4,021,252	(1,813,823)	1,255,785

Accumulated net realized loss on investments, futures contracts, foreign currency contracts and foreign currency related transactions	(36,675,001)	(23,845,722)	(46,340,458)	(48,895,422)	(39,419,671)

Net unrealized appreciation (depreciation) on investments, foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	9,342,876	(5,889,953)	109,004,068	68,595,422	13,403,327
NET ASSETS	$91,302,336	$198,646,008	$914,993,437	$543,191,853	$335,179,915
Outstanding beneficial interest shares of $0.001 par value (unlimited number of shares authorized)	2,950,000	4,600,000	16,750,000	17,650,000	7,750,000
Net asset value per share	$30.95	$43.18	$54.63	$30.78	$43.25
[1] Includes market value of securities out on loan of:	$6,555	$1,854,574	$41,672,599	$16,078,154	$9,427,586
[2] Investments in securities include investment of cash collateral for securities loaned (see Schedule of Investments for additional information).

See Notes to Financial Statements.

130	WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

Statements of Assets and Liabilities (continued)

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

March 31, 2018

	WisdomTree International LargeCap Dividend Fund	WisdomTree International MidCap Dividend Fund	WisdomTree International Quality Dividend Growth Fund	WisdomTree International SmallCap Dividend Fund	WisdomTree Japan Hedged Equity Fund
ASSETS:

Investments, at cost	$414,310,240	$257,575,331	$22,832,127	$1,658,310,366	$6,170,124,467

Investment in affiliates, at cost (Note 3)	742,119	89,292	—	6,949,065	—

Foreign currency, at cost	622,208	158,193	60,172	6,214,210	9,129,912
Investments in securities, at value[1,2] (Note 2)	451,803,434	299,806,192	24,850,833	2,043,124,530	6,932,995,652

Investment in affiliates, at value (Note 3)	759,963	86,565	—	7,119,679	—

Cash	33,568	21,288	13,043	76,654	1,578,040

Foreign currency, at value	619,701	158,077	59,833	6,189,482	9,125,152

Unrealized appreciation on foreign currency contracts	484	—	2,375	—	3,380,797

Receivables:

Investment securities sold	—	—	535,805	—	41,230,653

Capital shares sold	—	—	—	—	1,508

Dividends	1,565,526	1,357,793	56,545	9,644,103	64,923,230

Securities lending income	21,654	13,170	1,174	298,527	127,088

Foreign tax reclaims	698,373	133,068	25,466	763,207	—
Total Assets	455,502,703	301,576,153	25,545,074	2,067,216,182	7,053,362,120
LIABILITIES:

Unrealized depreciation on foreign currency contracts	77	1	2,353	—	34,651,583

Payables:

Cash collateral received for securities loaned (Note 2)	12,459,385	15,346,429	597,345	122,756,009	391,503,379

Investment securities purchased	—	—	541,587	3,028,079	—

Capital shares redeemed	—	—	—	—	17,389,761

Advisory fees (Note 3)	181,458	139,877	7,649	957,696	2,792,123

Service fees (Note 2)	1,664	1,063	87	7,279	25,595
Total Liabilities	12,642,584	15,487,370	1,149,021	126,749,063	446,362,441
NET ASSETS	$442,860,119	$286,088,783	$24,396,053	$1,940,467,119	$6,606,999,679
NET ASSETS:

Paid-in capital	$449,184,481	$255,404,788	$22,543,589	$1,592,173,506	$7,791,971,730

Undistributed net investment income	1,771,819	1,131,599	136,501	5,684,304	106,092,832

Accumulated net realized loss on investments, foreign currency contracts and foreign currency related transactions	(45,629,763)	(12,678,519)	(302,605)	(42,374,400)	(2,022,588,216)

Net unrealized appreciation on investments, foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	37,533,582	42,230,915	2,018,568	384,983,709	731,523,333
NET ASSETS	$442,860,119	$286,088,783	$24,396,053	$1,940,467,119	$6,606,999,679
Outstanding beneficial interest shares of $0.001 par value (unlimited number of shares authorized)	8,950,000	4,200,000	800,000	25,600,000	118,500,000
Net asset value per share	$49.48	$68.12	$30.50	$75.80	$55.76
[1] Includes market value of securities out on loan of:	$12,281,757	$20,511,870	$673,665	$180,926,916	$542,027,489
[2] Investments in securities include investment of cash collateral for securities loaned (see Schedule of Investments for additional information).

See Notes to Financial Statements.

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds	131

Statements of Assets and Liabilities (concluded)

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

March 31, 2018

	WisdomTree Japan Hedged Financials Fund	WisdomTree Japan Hedged Quality Dividend Growth Fund	WisdomTree Japan Hedged SmallCap Equity Fund	WisdomTree Japan SmallCap Dividend Fund
ASSETS:

Investments, at cost	$45,136,400	$11,588,903	$195,145,595	$1,009,904,437

Investment in affiliates, at cost (Note 3)	—	—	—	223,686

Foreign currency, at cost	13,741	28,444	289,856	959,569
Investments in securities, at value[1,2] (Note 2)	42,277,732	13,865,891	228,191,129	1,161,287,385

Investment in affiliates, at value (Note 3)	—	—	—	244,988

Cash	20,643	1,023	43,668	683,998

Foreign currency, at value	13,611	28,260	288,945	956,165

Unrealized appreciation on foreign currency contracts	13,016	4,387	65,271	—

Receivables:

Investment securities sold	35,618	—	32,841	—

Capital shares sold	—	—	—	8,019,804

Dividends	555,702	127,802	2,011,956	10,470,647

Securities lending income	699	208	19,313	66,995

Foreign tax reclaims	—	—	5,567	132,577
Total Assets	42,917,021	14,027,571	230,658,690	1,181,862,559
LIABILITIES:

Unrealized depreciation on foreign currency contracts	47,904	16,099	239,968	—

Payables:

Cash collateral received for securities loaned (Note 2)	2,035,345	83,972	22,883,309	72,826,855

Investment securities purchased	—	—	—	7,922,078

Advisory fees (Note 3)	16,576	5,015	101,070	518,340

Service fees (Note 2)	151	52	767	3,933
Total Liabilities	2,099,976	105,138	23,225,114	81,271,206
NET ASSETS	$40,817,045	$13,922,433	$207,433,576	$1,100,591,353
NET ASSETS:

Paid-in capital	$51,426,340	$14,475,317	$204,805,820	$966,038,971

Undistributed net investment income	602,316	115,756	2,698,485	7,982,378

Accumulated net realized loss on investments, futures contracts, foreign currency contracts and foreign currency related transactions	(8,314,961)	(2,933,652)	(32,938,700)	(24,815,880)

Net unrealized appreciation (depreciation) on investments, foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	(2,896,650)	2,265,012	32,867,971	151,385,884
NET ASSETS	$40,817,045	$13,922,433	$207,433,576	$1,100,591,353
Outstanding beneficial interest shares of $0.001 par value (unlimited number of shares authorized)	1,700,000	500,000	4,700,000	13,600,000
Net asset value per share	$24.01	$27.84	$44.13	$80.93
[1] Includes market value of securities out on loan of:	$3,238,508	$235,499	$35,254,827	$113,412,308
[2] Investments in securities include investment of cash collateral for securities loaned (see Schedule of Investments for additional information).

See Notes to Financial Statements.

132	WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

Statements of Operations

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

For the Year Ended March 31, 2018

	WisdomTree Australia Dividend Fund	WisdomTree Europe Hedged Equity Fund	WisdomTree Europe Hedged SmallCap Equity Fund	WisdomTree Europe Quality Dividend Growth Fund	WisdomTree Europe SmallCap Dividend Fund
INVESTMENT INCOME:

Dividends[1]	$1,531,851	$181,714,917	$4,384,260	$1,074,255	$32,371,805

Dividends from affiliates (Note 3)	—	—	—	—	62,946

Interest	—	2,624	—	—	—

Non-cash dividends	162,988	28,678,543	214,525	3,516	1,120,766

Securities lending income (Note 2)	58,118	3,792,635	144,064	12,974	2,088,908
Total investment income	1,752,957	214,188,719	4,742,849	1,090,745	35,644,425
EXPENSES:

Advisory fees (Note 3)	214,836	49,755,169	912,696	242,623	6,176,377

Service fees (Note 2)	1,630	377,453	6,924	1,841	46,855
Total expenses	216,466	50,132,622	919,620	244,464	6,223,232
Expense waivers (Note 3)	—	—	—	—	(8,379)
Net expenses	216,466	50,132,622	919,620	244,464	6,214,853
Net investment income	1,536,491	164,056,097	3,823,229	846,281	29,429,572
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) from:

Investment transactions	(721,593)	52,563,308	(1,091,375)	(370,457)	(6,587,412)

Investment transactions in affiliates (Note 3)	—	—	—	—	266,108

In-kind redemptions	764,982	476,596,117	10,393,180	680,197	31,901,417

Futures contracts	—	888,112	—	—	—

Foreign currency contracts	1,367	(1,113,264,428)	(18,896,470)	418	(371,408)

Foreign currency related transactions	(24,289)	1,304,671	32,357	6,199	494,667
Net realized gain (loss)	20,467	(581,912,220)	(9,562,308)	316,357	25,703,372
Net increase (decrease) in unrealized appreciation/depreciation:

Investment transactions	(231,875)	641,088,656	20,127,147	1,715,605	118,755,715

Foreign currency contracts	(23)	22,313,080	(24,062)	—	8,359

Translation of assets and liabilities denominated in foreign currencies	(3,151)	2,354,941	30,313	1,467	119,386
Net increase (decrease) in unrealized appreciation/depreciation	(235,049)	665,756,677	20,133,398	1,717,072	118,883,460
Net realized and unrealized gain (loss) on investments	(214,582)	83,844,457	10,571,090	2,033,429	144,586,832
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,321,909	$247,900,554	$14,394,319	$2,879,710	$174,016,404
[1] Net of foreign withholding tax of:	$14,997	$31,204,534	$724,817	$124,144	$3,321,289

See Notes to Financial Statements.

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds	133

Statements of Operations (continued)

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

For the Year Ended March 31, 2018

	WisdomTree Germany Hedged Equity Fund	WisdomTree International Dividend ex-Financials Fund	WisdomTree International Equity Fund	WisdomTree International Hedged Quality Dividend Growth Fund	WisdomTree International High Dividend Fund
INVESTMENT INCOME:

Dividends[1]	$3,708,335	$7,819,848	$28,014,133	$12,549,385	$12,690,274

Dividends from affiliates (Note 3)	—	90,752	123,514	—	85,123

Interest	—	—	—	114	—

Non-cash dividends	—	772,370	1,565,280	144,411	958,168

Securities lending income (Note 2)	24,183	179,877	435,643	154,051	204,331
Total investment income	3,732,518	8,862,847	30,138,570	12,847,961	13,937,896
EXPENSES:

Advisory fees (Note 3)	548,588	1,192,440	3,985,669	3,007,290	1,832,110

Service fees (Note 2)	5,029	9,046	36,535	22,814	13,898
Total expenses	553,617	1,201,486	4,022,204	3,030,104	1,846,008
Expense waivers (Note 3)	—	(5,052)	(3,264)	—	(2,126)
Net expenses	553,617	1,196,434	4,018,940	3,030,104	1,843,882
Net investment income	3,178,901	7,666,413	26,119,630	9,817,857	12,094,014
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) from:

Investment transactions	(1,045,893)	(6,617,903)	(5,306,766)	(6,260,114)	(4,349,698)

Investment transactions in affiliates (Note 3)	—	27,379	5,050	—	(132,490)

In-kind redemptions	5,091,468	2,296,277	2,910,231	18,406,905	—

Futures contracts	—	—	—	142,741	—

Foreign currency contracts	(14,653,220)	40,175	116,535	(39,820,464)	91,390

Foreign currency related transactions	8,869	(18,419)	17,130	233,433	(46,502)
Net realized loss	(10,598,776)	(4,272,491)	(2,257,820)	(27,297,499)	(4,437,300)
Net increase (decrease) in unrealized appreciation/depreciation:

Investment transactions	13,213,753	21,453,390	73,222,328	58,710,683	23,128,594

Foreign currency contracts	39,785	(531)	(7,388)	392,983	71

Translation of assets and liabilities denominated in foreign currencies	94,990	37,979	65,322	35,659	35,680
Net increase in unrealized appreciation/depreciation	13,348,528	21,490,838	73,280,262	59,139,325	23,164,345
Net realized and unrealized gain on investments	2,749,752	17,218,347	71,022,442	31,841,826	18,727,045
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$5,928,653	$24,884,760	$97,142,072	$41,659,683	$30,821,059
[1] Net of foreign withholding tax of:	$432,430	$717,153	$2,460,276	$1,337,674	$1,120,285

See Notes to Financial Statements.

134	WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

Statements of Operations (continued)

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

For the Year Ended March 31, 2018

	WisdomTree International LargeCap Dividend Fund	WisdomTree International MidCap Dividend Fund	WisdomTree International Quality Dividend Growth Fund	WisdomTree International SmallCap Dividend Fund	WisdomTree Japan Hedged Equity Fund
INVESTMENT INCOME:

Dividends[1]	$14,088,590	$7,693,054	$381,418	$52,039,682	$180,765,896

Dividends from affiliates (Note 3)	96,426	41,166	—	331,507	—

Non-cash dividends	980,317	135,072	2,945	1,999,153	—

Securities lending income (Note 2)	182,532	81,673	4,582	2,349,202	776,757
Total investment income	15,347,865	7,950,965	388,945	56,719,544	181,542,653
EXPENSES:

Advisory fees (Note 3)	1,949,683	1,377,136	72,858	9,628,815	40,425,914

Service fees (Note 2)	17,872	10,447	667	73,047	370,570
Total expenses	1,967,555	1,387,583	73,525	9,701,862	40,796,484
Expense waivers (Note 3)	(4,123)	(1,533)	(15,179)	(22,795)	—
Net expenses	1,963,432	1,386,050	58,346	9,679,067	40,796,484
Net investment income	13,384,433	6,564,915	330,599	47,040,477	140,746,169
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) from:

Investment transactions[2]	(6,709,518)	4,492,177	(299,761)	21,433,716	46,306,838

Investment transactions in affiliates (Note 3)	126,788	9,442	—	828,188	—

In-kind redemptions	—	—	366,527	—	756,696,306

Foreign currency contracts	71,463	(10,758)	(2,484)	89,634	(317,001,825)

Foreign currency related transactions	854	33,212	3,783	(63,413)	841,005
Net realized gain (loss)	(6,510,413)	4,524,073	68,065	22,288,125	486,842,324
Net increase (decrease) in unrealized appreciation/depreciation:

Investment transactions	37,222,462	21,076,102	1,583,388	204,472,938	501,733,870

Foreign currency contracts	481	57	23	(1,454)	1,236,783

Translation of assets and liabilities denominated in foreign currencies	49,203	10,429	(259)	76,933	790,285
Net increase in unrealized appreciation/depreciation	37,272,146	21,086,588	1,583,152	204,548,417	503,760,938
Net realized and unrealized gain on investments	30,761,733	25,610,661	1,651,217	226,836,542	990,603,262
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$44,146,166	$32,175,576	$1,981,816	$273,877,019	$1,131,349,431
[1] Net of foreign withholding tax of:	$1,237,107	$665,670	$43,898	$5,123,155	$19,992,439

[2] Net of foreign capital gains tax withheld of:	—	—	—	$1,373	—

See Notes to Financial Statements.

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds	135

Statements of Operations (concluded)

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

For the Year Ended March 31, 2018

	WisdomTree Japan Hedged Financials Fund	WisdomTree Japan Hedged Quality Dividend Growth Fund	WisdomTree Japan Hedged SmallCap Equity Fund	WisdomTree Japan SmallCap Dividend Fund
INVESTMENT INCOME:

Dividends[1]	$789,864	$297,749	$3,418,195	$16,293,677

Dividends from affiliates (Note 3)	—	—	—	105,991

Interest	—	—	—	93

Securities lending income (Note 2)	2,661	1,378	137,746	452,166
Total investment income	792,525	299,127	3,555,941	16,851,927
EXPENSES:

Advisory fees (Note 3)	147,131	65,223	985,498	3,879,045

Service fees (Note 2)	1,348	598	7,477	29,427
Total expenses	148,479	65,821	992,975	3,908,472
Expense waivers (Note 3)	—	(6,794)	—	(3,157)
Net expenses	148,479	59,027	992,975	3,905,315
Net investment income	644,046	240,100	2,562,966	12,946,612
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) from:

Investment transactions	(934,123)	(194)	(2,042,129)	(6,520,907)

Investment transactions in affiliates (Note 3)	—	—	—	194,697

In-kind redemptions	1,806,622	—	11,929,950	21,145,946

Futures contracts	—	—	—	136,825

Foreign currency contracts	(1,967,308)	(508,893)	(9,682,820)	(160,601)

Foreign currency related transactions	4,287	1,902	67,593	304,002
Net realized gain (loss)	(1,090,522)	(507,185)	272,594	15,099,962
Net increase (decrease) in unrealized appreciation/depreciation:

Investment transactions	(390,413)	2,158,441	21,883,305	95,932,671

Foreign currency contracts	124,354	21,388	86,178	(460)

Translation of assets and liabilities denominated in foreign currencies	1,789	(27)	1,444	6,930
Net increase (decrease) in unrealized appreciation/depreciation	(264,270)	2,179,802	21,970,927	95,939,141
Net realized and unrealized gain (loss) on investments	(1,354,792)	1,672,617	22,243,521	111,039,103
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(710,746)	$1,912,717	$24,806,487	$123,985,715
[1] Net of foreign withholding tax of:	$87,763	$33,008	$378,924	$1,806,343

See Notes to Financial Statements.

136	WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

Statements of Changes in Net Assets

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

	WisdomTree Australia Dividend Fund		WisdomTree Europe Hedged Equity Fund		WisdomTree Europe Hedged SmallCap Equity Fund
	For the Year Ended March 31, 2018	For the Year Ended March 31, 2017	For the Year Ended March 31, 2018	For the Year Ended March 31, 2017	For the Year Ended March 31, 2018	For the Year Ended March 31, 2017
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:

Net investment income	$1,536,491	$1,347,638	$164,056,097	$316,504,070	$3,823,229	$6,793,205

Net realized gain (loss) on investments, futures contracts, foreign currency contracts and foreign currency related transactions	20,467	(144,971)	(581,912,220)	(138,232,513)	(9,562,308)	12,099,059

Net increase (decrease) in unrealized appreciation/depreciation on investments, foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	(235,049)	5,535,849	665,756,677	1,796,540,063	20,133,398	16,778,331
Net increase in net assets resulting from operations	1,321,909	6,738,516	247,900,554	1,974,811,620	14,394,319	35,670,595
DIVIDENDS AND DISTRIBUTIONS:

Net investment income	(1,500,462)	(1,434,229)	(205,511,362)	(315,544,643)	(2,354,900)	(5,737,894)

Return of capital	—	—	—	—	(58,350)	—
Total dividends and distributions	(1,500,462)	(1,434,229)	(205,511,362)	(315,544,643)	(2,413,250)	(5,737,894)
CAPITAL SHARE TRANSACTIONS:

Net proceeds from sale of shares	—	—	462,153,844	518,423,439	28,698,048	—

Cost of shares redeemed	(2,910,796)	(2,846,902)	(3,471,771,615)	(6,594,469,002)	(41,649,166)	(142,046,457)
Net decrease in net assets resulting from capital share transactions	(2,910,796)	(2,846,902)	(3,009,617,771)	(6,076,045,563)	(12,951,118)	(142,046,457)
Net Increase (Decrease) in Net Assets	(3,089,349)	2,457,385	(2,967,228,579)	(4,416,778,586)	(970,049)	(112,113,756)
NET ASSETS:

Beginning of year	$36,274,257	$33,816,872	$9,300,174,421	$13,716,953,007	$155,594,060	$267,707,816

End of year	$33,184,908	$36,274,257	$6,332,945,842	$9,300,174,421	$154,624,011	$155,594,060
Undistributed (Distributions in excess of) net investment income included in net assets at end of year	$63,187	$49,936	$15,797,064	$43,708,642	$(198,790)	$(814,603)
SHARES CREATED AND REDEEMED:

Shares outstanding, beginning of year	650,000	700,000	148,100,000	263,600,000	5,500,000	11,200,000

Shares created	—	—	7,100,000	9,600,000	950,000	—

Shares redeemed	(50,000)	(50,000)	(54,150,000)	(125,100,000)	(1,400,000)	(5,700,000)
Shares outstanding, end of year	600,000	650,000	101,050,000	148,100,000	5,050,000	5,500,000

See Notes to Financial Statements.

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds	137

Statements of Changes in Net Assets (continued)

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

	WisdomTree Europe Quality Dividend Growth Fund		WisdomTree Europe SmallCap Dividend Fund		WisdomTree Germany Hedged Equity Fund
	For the Year Ended March 31, 2018	For the Year Ended March 31, 2017	For the Year Ended March 31, 2018	For the Year Ended March 31, 2017	For the Year Ended March 31, 2018	For the Year Ended March 31, 2017
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:

Net investment income	$846,281	$349,868	$29,429,572	$30,324,067	$3,178,901	$4,800,847

Net realized gain (loss) on investments, foreign currency contracts and foreign currency related transactions	316,357	(747,262)	25,703,372	2,930,614	(10,598,776)	(168,544)

Net increase in unrealized appreciation/depreciation on investments, foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	1,717,072	1,412,476	118,883,460	5,634,582	13,348,528	25,059,818
Net increase in net assets resulting from operations	2,879,710	1,015,082	174,016,404	38,889,263	5,928,653	29,692,121
DIVIDENDS AND DISTRIBUTIONS:

Net investment income	(538,884)	(368,213)	(28,824,886)	(33,816,718)	(2,509,207)	(6,533,500)

Return of capital	—	—	—	—	(845,543)	—
Total dividends and distributions	(538,884)	(368,213)	(28,824,886)	(33,816,718)	(3,354,750)	(6,533,500)
CAPITAL SHARE TRANSACTIONS:

Net proceeds from sale of shares	56,267,441	1,099,916	379,132,162	91,461,683	1,669,276	—

Cost of shares redeemed	(3,821,291)	(2,223,996)	(75,240,524)	(447,469,871)	(37,589,190)	(99,011,496)
Net increase (decrease) in net assets resulting from capital share transactions	52,446,150	(1,124,080)	303,891,638	(356,008,188)	(35,919,914)	(99,011,496)
Net Increase (Decrease) in Net Assets	54,786,976	(477,211)	449,083,156	(350,935,643)	(33,346,011)	(75,852,875)
NET ASSETS:

Beginning of year	$17,376,500	$17,853,711	$774,999,138	$1,125,934,781	$124,648,347	$200,501,222

End of year	$72,163,476	$17,376,500	$1,224,082,294	$774,999,138	$91,302,336	$124,648,347
Undistributed (Distributions in excess of) net investment income included in net assets at end of year	$334,887	$19,625	$3,856,593	$1,164,805	$(100,164)	$176,953
SHARES CREATED AND REDEEMED:

Shares outstanding, beginning of year	750,000	800,000	13,100,000	19,750,000	4,100,000	7,850,000

Shares created	2,150,000	50,000	5,650,000	1,650,000	50,000	—

Shares redeemed	(150,000)	(100,000)	(1,150,000)	(8,300,000)	(1,200,000)	(3,750,000)
Shares outstanding, end of year	2,750,000	750,000	17,600,000	13,100,000	2,950,000	4,100,000

See Notes to Financial Statements.

138	WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

Statements of Changes in Net Assets (continued)

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

	WisdomTree International Dividend ex-Financials Fund		WisdomTree International Equity Fund		WisdomTree International Hedged Quality Dividend Growth Fund
	For the Year Ended March 31, 2018	For the Year Ended March 31, 2017	For the Year Ended March 31, 2018	For the Year Ended March 31, 2017	For the Year Ended March 31, 2018	For the Year Ended March 31, 2017
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:

Net investment income	$7,666,413	$8,574,987	$26,119,630	$21,770,680	$9,817,857	$10,570,354

Net realized gain (loss) on investments, futures contracts, foreign currency contracts and foreign currency related transactions	(4,272,491)	(3,579,886)	(2,257,820)	5,660,506	(27,297,499)	18,101,046

Net increase in unrealized appreciation/depreciation on investments, foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	21,490,838	9,887,682	73,280,262	43,938,893	59,139,325	33,716,316
Net increase in net assets resulting from operations	24,884,760	14,882,783	97,142,072	71,370,079	41,659,683	62,387,716
DIVIDENDS:

Net investment income	(7,674,532)	(8,722,068)	(24,687,701)	(21,780,815)	(2,883,500)	(12,264,750)
CAPITAL SHARE TRANSACTIONS:

Net proceeds from sale of shares	2,282,900	7,774,853	147,167,975	65,281,232	110,682,170	110,117,578

Cost of shares redeemed	(21,414,941)	(43,850,783)	(8,577,112)	(32,853,925)	(85,993,497)	(412,563,478)
Net increase (decrease) in net assets resulting from capital share transactions	(19,132,041)	(36,075,930)	138,590,863	32,427,307	24,688,673	(302,445,900)
Net Increase (Decrease) in Net Assets	(1,921,813)	(29,915,215)	211,045,234	82,016,571	63,464,856	(252,322,934)
NET ASSETS:

Beginning of year	$200,567,821	$230,483,036	$703,948,203	$621,931,632	$479,726,997	$732,049,931

End of year	$198,646,008	$200,567,821	$914,993,437	$703,948,203	$543,191,853	$479,726,997
Undistributed (Distributions in excess of) net investment income included in net assets at end of year	$703,745	$518,361	$4,021,252	$2,311,864	$(1,813,823)	$(1,824,952)
SHARES CREATED AND REDEEMED:

Shares outstanding, beginning of year	5,050,000	6,000,000	14,200,000	13,550,000	16,900,000	28,450,000

Shares created	50,000	200,000	2,700,000	1,350,000	3,600,000	4,150,000

Shares redeemed	(500,000)	(1,150,000)	(150,000)	(700,000)	(2,850,000)	(15,700,000)
Shares outstanding, end of year	4,600,000	5,050,000	16,750,000	14,200,000	17,650,000	16,900,000

See Notes to Financial Statements.

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds	139

Statements of Changes in Net Assets (continued)

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

	WisdomTree International High Dividend Fund		WisdomTree International LargeCap Dividend Fund		WisdomTree International MidCap Dividend Fund
	For the Year Ended March 31, 2018	For the Year Ended March 31, 2017	For the Year Ended March 31, 2018	For the Year Ended March 31, 2017	For the Year Ended March 31, 2018	For the Year Ended March 31, 2017
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:

Net investment income	$12,094,014	$10,640,745	$13,384,433	$12,880,831	$6,564,915	$4,491,909

Net realized gain (loss) on investments, foreign currency contracts and foreign currency related transactions	(4,437,300)	(1,193,429)	(6,510,413)	3,212,366	4,524,073	1,663,455

Net increase in unrealized appreciation/depreciation on investments, foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	23,164,345	18,860,097	37,272,146	23,394,524	21,086,588	9,684,162
Net increase in net assets resulting from operations	30,821,059	28,307,413	44,146,166	39,487,721	32,175,576	15,839,526
DIVIDENDS:

Net investment income	(11,744,233)	(10,595,744)	(12,934,443)	(13,027,235)	(6,153,904)	(4,427,444)
CAPITAL SHARE TRANSACTIONS:

Net proceeds from sale of shares	65,710,900	—	52,574,727	4,131,310	80,441,494	14,701,222

Cost of shares redeemed	—	(24,786,176)	—	(38,131,413)	—	—
Net increase (decrease) in net assets resulting from capital share transactions	65,710,900	(24,786,176)	52,574,727	(34,000,103)	80,441,494	14,701,222
Net Increase (Decrease) in Net Assets	84,787,726	(7,074,507)	83,786,450	(7,539,617)	106,463,166	26,113,304
NET ASSETS:

Beginning of year	$250,392,189	$257,466,696	$359,073,669	$366,613,286	$179,625,617	$153,512,313

End of year	$335,179,915	$250,392,189	$442,860,119	$359,073,669	$286,088,783	$179,625,617
Undistributed net investment income included in net assets at end of year	$1,255,785	$835,615	$1,771,819	$1,129,616	$1,131,599	$676,946
SHARES CREATED AND REDEEMED:

Shares outstanding, beginning of year	6,200,000	6,850,000	7,900,000	8,700,000	3,000,000	2,750,000

Shares created	1,550,000	—	1,050,000	100,000	1,200,000	250,000

Shares redeemed	—	(650,000)	—	(900,000)	—	—
Shares outstanding, end of year	7,750,000	6,200,000	8,950,000	7,900,000	4,200,000	3,000,000

See Notes to Financial Statements.

140	WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

Statements of Changes in Net Assets (continued)

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

	WisdomTree International Quality Dividend Growth Fund		WisdomTree International SmallCap Dividend Fund		WisdomTree Japan Hedged Equity Fund
	For the Year Ended March 31, 2018	For the Period April 7, 2016* through March 31, 2017	For the Year Ended March 31, 2018	For the Year Ended March 31, 2017	For the Year Ended March 31, 2018	For the Year Ended March 31, 2017
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:

Net investment income	$330,599	$105,434	$47,040,477	$37,404,267	$140,746,169	$150,343,523

Net realized gain (loss) on investments, foreign currency contracts and foreign currency related transactions	68,065	(3,479)	22,288,125	(5,491,624)	486,842,324	(218,685,156)

Net increase in unrealized appreciation/depreciation on investments, foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	1,583,152	435,416	204,548,417	125,044,787	503,760,938	1,139,266,388
Net increase in net assets resulting from operations	1,981,816	537,371	273,877,019	156,957,430	1,131,349,431	1,070,924,755
DIVIDENDS:

Net investment income	(213,547)	(87,988)	(49,435,198)	(37,730,923)	(218,205,485)	(163,798,365)
CAPITAL SHARE TRANSACTIONS:

Net proceeds from sale of shares	16,337,920	8,699,615	431,989,018	79,833,957	1,216,292,660	2,351,903,284

Cost of shares redeemed	(2,859,234)	—	—	(15,001,116)	(3,934,107,108)	(4,584,491,599)
Net increase (decrease) in net assets resulting from capital share transactions	13,478,686	8,699,615	431,989,018	64,832,841	(2,717,814,448)	(2,232,588,315)
Net Increase (Decrease) in Net Assets	15,246,955	9,148,998	656,430,839	184,059,348	(1,804,670,502)	(1,325,461,925)
NET ASSETS:

Beginning of period	$9,149,098	$100	$1,284,036,280	$1,099,976,932	$8,411,670,181	$9,737,132,106

End of period	$24,396,053	$9,149,098	$1,940,467,119	$1,284,036,280	$6,606,999,679	$8,411,670,181
Undistributed net investment income included in net assets at end of period	$136,501	$16,827	$5,684,304	$6,401,261	$106,092,832	$129,317,895
SHARES CREATED AND REDEEMED:

Shares outstanding, beginning of period	350,004	4	19,700,000	18,650,000	166,900,000	222,050,000

Shares created	550,000	350,000	5,900,000	1,300,000	22,000,000	52,250,000

Shares redeemed	(100,004)	—	—	(250,000)	(70,400,000)	(107,400,000)
Shares outstanding, end of period	800,000	350,004	25,600,000	19,700,000	118,500,000	166,900,000
*	Commencement of operations.

See Notes to Financial Statements.

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds	141

Statements of Changes in Net Assets (continued)

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

	WisdomTree Japan Hedged Financials Fund		WisdomTree Japan Hedged Quality Dividend Growth Fund		WisdomTree Japan Hedged SmallCap Equity Fund
	For the Year Ended March 31, 2018	For the Year Ended March 31, 2017	For the Year Ended March 31, 2018	For the Year Ended March 31, 2017	For the Year Ended March 31, 2018	For the Year Ended March 31, 2017
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:

Net investment income	$644,046	$534,877	$240,100	$217,391	$2,562,966	$1,748,987

Net realized gain (loss) on investments, foreign currency contracts and foreign currency related transactions	(1,090,522)	(2,351,313)	(507,185)	(279,412)	272,594	318,061

Net increase (decrease) in unrealized appreciation/depreciation on investments, foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	(264,270)	1,705,284	2,179,802	1,304,555	21,970,927	12,055,530
Net increase (decrease) in net assets resulting from operations	(710,746)	(111,152)	1,912,717	1,242,534	24,806,487	14,122,578
DIVIDENDS:

Net investment income	(658,576)	(270,439)	(316,270)	(251,560)	(2,644,796)	(1,523,152)
CAPITAL SHARE TRANSACTIONS:

Net proceeds from sale of shares	60,402,243	67,183,520	—	2,457,814	108,408,785	45,432,986

Cost of shares redeemed	(53,474,244)	(44,389,804)	—	(6,779,603)	(38,697,447)	(33,055,673)
Net increase (decrease) in net assets resulting from capital share transactions	6,927,999	22,793,716	—	(4,321,789)	69,711,338	12,377,313
Net Increase (Decrease) in Net Assets	5,558,677	22,412,125	1,596,447	(3,330,815)	91,873,029	24,976,739
NET ASSETS:

Beginning of year	$35,258,368	$12,846,243	$12,325,986	$15,656,801	$115,560,547	$90,583,808

End of year	$40,817,045	$35,258,368	$13,922,433	$12,325,986	$207,433,576	$115,560,547
Undistributed net investment income included in net assets at end of year	$602,316	$525,517	$115,756	$144,722	$2,698,485	$1,795,813
SHARES CREATED AND REDEEMED:

Shares outstanding, beginning of year	1,500,000	650,000	500,000	700,000	3,100,000	2,900,000

Shares created	2,350,000	2,750,000	—	100,000	2,500,000	1,300,000

Shares redeemed	(2,150,000)	(1,900,000)	—	(300,000)	(900,000)	(1,100,000)
Shares outstanding, end of year	1,700,000	1,500,000	500,000	500,000	4,700,000	3,100,000

See Notes to Financial Statements.

142	WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

Statements of Changes in Net Assets (concluded)

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

	WisdomTree Japan SmallCap Dividend Fund
	For the Year Ended March 31, 2018	For the Year Ended March 31, 2017
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS:

Net investment income	$12,946,612	$7,944,600

Net realized gain on investments, futures contracts, foreign currency contracts and foreign currency related transactions	15,099,962	46,785,001

Net increase in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	95,939,141	30,712,413
Net increase in net assets resulting from operations	123,985,715	85,442,014
DIVIDENDS:

Net investment income	(11,126,041)	(7,628,997)
CAPITAL SHARE TRANSACTIONS:

Net proceeds from sale of shares	586,894,213	168,620,716

Cost of shares redeemed	(74,466,035)	(194,160,996)
Net increase (decrease) in net assets resulting from capital share transactions	512,428,178	(25,540,280)
Net Increase in Net Assets	625,287,852	52,272,737
NET ASSETS:

Beginning of year	$475,303,501	$423,030,764

End of year	$1,100,591,353	$475,303,501
Undistributed net investment income included in net assets at end of year	$7,982,378	$4,598,218
SHARES CREATED AND REDEEMED:

Shares outstanding, beginning of year	7,150,000	7,650,000

Shares created	7,500,000	2,700,000

Shares redeemed	(1,050,000)	(3,200,000)
Shares outstanding, end of year	13,600,000	7,150,000

See Notes to Financial Statements.

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds	143

Financial Highlights

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree Australia Dividend Fund	For the Year Ended March 31, 2018	For the Year Ended March 31, 2017	For the Year Ended March 31, 2016	For the Year Ended March 31, 2015	For the Period Ended March 31, 2014
Net asset value, beginning of period	$55.81	$48.31	$54.04	$61.26	$64.33
Investment operations:
Net investment income[1]	2.38	1.93	1.71	2.37	2.32
Net realized and unrealized gain (loss)	(0.52)	7.68	(5.70)	(7.40)	(2.81)
Total from investment operations	1.86	9.61	(3.99)	(5.03)	(0.49)
Dividends to shareholders:
Net investment income	(2.36)	(2.11)	(1.74)	(2.19)	(2.58)
Net asset value, end of period	$55.31	$55.81	$48.31	$54.04	$61.26

TOTAL RETURN[2]	3.29%	20.24%	(7.17)%	(8.30)%	(0.59)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$33,185	$36,274	$33,817	$48,638	$55,138
Ratios to average net assets of:
Expenses	0.58%	0.58%	0.58%	0.59%[3]	0.58%[4]
Net investment income	4.15%	3.73%	3.58%	4.09%	3.86%[4]
Portfolio turnover rate[5]	28%	30%	41%	26%	27%

WisdomTree Europe Hedged Equity Fund	For the Year Ended March 31, 2018	For the Year Ended March 31, 2017	For the Year Ended March 31, 2016	For the Year Ended March 31, 2015	For the Period Ended March 31, 2014
Net asset value, beginning of period	$62.80	$52.04	$66.16	$56.40	$49.86
Investment operations:
Net investment income[1]	1.23	1.70	1.29	1.14	1.31
Net realized and unrealized gain (loss)	0.08	10.59	(10.26)	11.83	6.35
Total from investment operations	1.31	12.29	(8.97)	12.97	7.66
Dividends and distributions to shareholders:
Net investment income	(1.44)	(1.53)	(1.35)	(1.19)	(1.12)
Capital gains	—	—	(3.80)	(2.02)	—
Total dividends and distributions to shareholders	(1.44)	(1.53)	(5.15)	(3.21)	(1.12)
Net asset value, end of period	$62.67	$62.80	$52.04	$66.16	$56.40

TOTAL RETURN[2]	2.03%	24.20%	(13.85)%	24.02%	15.73%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$6,332,946	$9,300,174	$13,716,953	$17,544,485	$1,060,319
Ratios to average net assets of:
Expenses	0.58%	0.58%	0.58%	0.59%[3]	0.58%[4]
Net investment income	1.91%	3.13%	2.19%	1.91%	2.43%[4]
Portfolio turnover rate[5]	20%	24%	29%	12%	28%
[1]	Based on average shares outstanding.

[2]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized. For the periods in which the investment advisor waived advisory fees for the WisdomTree Europe Hedged Equity Fund, the total return would have been lower if certain expenses had not been waived (Notes 2 and 3).

[3]	Included in the expense ratio are proxy expenses. Without these proxy expenses, the expense ratio would have been 0.58%.

[4]	Annualized.

[5]

Portfolio turnover rate is not annualized and excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation.

See Notes to Financial Statements.

144	WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

Financial Highlights (continued)

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree Europe Hedged SmallCap Equity Fund	For the Year Ended March 31, 2018	For the Year Ended March 31, 2017	For the Year Ended March 31, 2016	For the Period March 4, 2015* through March 31, 2015
Net asset value, beginning of period	$28.29	$23.90	$25.94	$24.87
Investment operations:
Net investment income[1]	0.74	0.81	0.61	0.13
Net realized and unrealized gain (loss)	2.05	4.25	(1.57)	0.94
Total from investment operations	2.79	5.06	(0.96)	1.07
Dividends and distributions to shareholders:
Net investment income	(0.45)	(0.67)	(1.02)	—
Capital gains	—	—	(0.06)	—
Return of capital	(0.01)	—	—	—
Total dividends and distributions to shareholders	(0.46)	(0.67)	(1.08)	—
Net asset value, end of period	$30.62	$28.29	$23.90	$25.94

TOTAL RETURN[2]	9.88%	21.62%	(3.79)%	4.30%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$154,624	$155,594	$267,708	$125,829
Ratios to average net assets of:
Expenses	0.58%	0.58%	0.58%	0.58%[3]
Net investment income	2.43%	3.27%	2.47%	6.87%[3]
Portfolio turnover rate[4]	37%	41%	39%	1%

WisdomTree Europe Quality Dividend Growth Fund	For the Year Ended March 31, 2018	For the Year Ended March 31, 2017	For the Year Ended March 31, 2016	For the Period May 7, 2014* through March 31, 2015
Net asset value, beginning of period	$23.17	$22.32	$23.18	$25.10
Investment operations:
Net investment income[1]	0.53	0.48	0.48	0.37
Net realized and unrealized gain (loss)	2.94	0.88	(0.89)	(1.96)
Total from investment operations	3.47	1.36	(0.41)	(1.59)
Dividends to shareholders:
Net investment income	(0.40)	(0.51)	(0.45)	(0.33)
Net asset value, end of period	$26.24	$23.17	$22.32	$23.18

TOTAL RETURN[2]	15.03%	6.24%	(1.83)%	(6.35)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$72,163	$17,377	$17,854	$11,591
Ratios to average net assets of:
Expenses	0.58%	0.58%	0.58%[5]	0.58%[3]
Net investment income	2.02%	2.19%	2.13%	1.75%[3]
Portfolio turnover rate[4]	18%	35%	54%	21%
*	Commencement of operations.

[1]	Based on average shares outstanding.

[2]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized.

[3]	Annualized.

[4]

Portfolio turnover rate is not annualized and excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation.

[5]	Included in the expense ratio are non-recurring professional expenses. Without these expenses, the expense ratio would have been unchanged.

See Notes to Financial Statements.

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds	145

Financial Highlights (continued)

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree Europe SmallCap Dividend Fund	For the Year Ended March 31, 2018	For the Year Ended March 31, 2017	For the Year Ended March 31, 2016	For the Year Ended March 31, 2015	For the Period Ended March 31, 2014
Net asset value, beginning of period	$59.16	$57.01	$55.63	$62.23	$41.98
Investment operations:
Net investment income[1]	1.88	2.04	1.45	1.94	0.73
Net realized and unrealized gain (loss)	10.39	2.32	1.49	(7.03)	20.90
Total from investment operations	12.27	4.36	2.94	(5.09)	21.63
Dividends to shareholders:
Net investment income	(1.88)	(2.21)	(1.56)	(1.51)	(1.38)
Net asset value, end of period	$69.55	$59.16	$57.01	$55.63	$62.23

TOTAL RETURN[2]	20.94%	7.97%	5.25%	(8.26)%	53.06%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$1,224,082	$774,999	$1,125,935	$853,874	$1,446,871
Ratios to average net assets[3] of:
Expenses, net of expense waivers	0.58%	0.58%	0.58%[4]	0.59%[5]	0.58%[6]
Expenses, prior to expense waivers	0.58%	0.58%	0.59%[4]	0.59%[5]	0.58%[6]
Net investment income	2.76%	3.68%	2.59%	3.40%	1.29%[6]
Portfolio turnover rate[7]	33%	45%	50%	42%	24%

WisdomTree Germany Hedged Equity Fund	For the Year Ended March 31, 2018	For the Year Ended March 31, 2017	For the Year Ended March 31, 2016	For the Year Ended March 31, 2015	For the Period October 17, 2013* through March 31, 2014
Net asset value, beginning of period	$30.40	$25.54	$31.38	$26.98	$25.01
Investment operations:
Net investment income (loss)[1]	0.87	0.84	0.60	0.16	(0.00)[8]
Net realized and unrealized gain (loss)	0.54	4.99	(5.05)	5.90	1.97
Total from investment operations	1.41	5.83	(4.45)	6.06	1.97
Dividends and distributions to shareholders:
Net investment income	(0.64)	(0.97)	(0.73)	(0.41)	—
Capital gains	—	—	(0.66)	(1.25)	—
Return of capital	(0.22)	—	—	—	—
Total dividends and distributions to shareholders	(0.86)	(0.97)	(1.39)	(1.66)	—
Net asset value, end of period	$30.95	$30.40	$25.54	$31.38	$26.98

TOTAL RETURN[2]	4.63%	23.62%	(14.44)%	23.70%	7.88%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$91,302	$124,648	$200,501	$291,816	$9,443
Ratios to average net assets of:
Expenses	0.48%	0.48%	0.48%	0.49%[9]	0.48%[6]
Net investment income (loss)	2.78%	3.14%	2.18%	0.55%	(0.00)%[6,10]
Portfolio turnover rate[7]	20%	28%	38%	11%	4%
*	Commencement of operations.

[1]	Based on average shares outstanding.

[2]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized. For the periods in which the investment advisor waived advisory fees for the WisdomTree Europe SmallCap Dividend Fund, the total return would have been lower if certain expenses had not been waived (Notes 2 and 3).

[3]	The ratios to average net assets do not include net investment income (loss) or expenses of other funds in which the Fund invests.

[4]

Included in the expense ratio are non-recurring professional expenses. Without these expenses, the expense ratio (net of expense waivers) would have been 0.58% and the expense ratio (prior to expense waivers) would have been 0.58%.

[5]	Included in the expense ratio are proxy expenses. Without these proxy expenses, the expense ratio would have been 0.58%.

[6]	Annualized.

[7]

Portfolio turnover rate is not annualized and excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation.

[8]	Amount represents less than $0.005.

[9]	Included in the expense ratio are proxy expenses. Without these proxy expenses, the expense ratio would have been 0.48%.

[10]	Amount represents less than 0.005%.

See Notes to Financial Statements.

146	WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

Financial Highlights (continued)

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree International Dividend ex-Financials Fund	For the Year Ended March 31, 2018	For the Year Ended March 31, 2017	For the Year Ended March 31, 2016	For the Year Ended March 31, 2015	For the Period Ended March 31, 2014
Net asset value, beginning of period	$39.72	$38.41	$43.79	$49.23	$42.13
Investment operations:
Net investment income[1]	1.58	1.48	1.64	2.00	2.06
Net realized and unrealized gain (loss)	3.45	1.34	(5.41)	(5.53)	7.11
Total from investment operations	5.03	2.82	(3.77)	(3.53)	9.17
Dividends to shareholders:
Net investment income	(1.57)	(1.51)	(1.61)	(1.91)	(2.07)
Net asset value, end of period	$43.18	$39.72	$38.41	$43.79	$49.23

TOTAL RETURN[2]	12.84%	7.56%	(8.83)%	(7.41)%	22.58%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$198,646	$200,568	$230,483	$324,083	$349,545
Ratios to average net assets[3] of:
Expenses[4]	0.58%	0.58%	0.58%[5]	0.59%[6]	0.58%[7]
Net investment income	3.73%	3.86%	3.99%	4.23%	4.54%[7]
Portfolio turnover rate[8]	35%	30%	40%	44%	36%

WisdomTree International Equity Fund	For the Year Ended March 31, 2018	For the Year Ended March 31, 2017	For the Year Ended March 31, 2016	For the Year Ended March 31, 2015	For the Period Ended March 31, 2014
Net asset value, beginning of period	$49.57	$45.90	$51.67	$54.47	$47.77
Investment operations:
Net investment income[1]	1.70	1.59	1.68	1.92	2.27
Net realized and unrealized gain (loss)	4.98	3.68	(5.79)	(2.86)	6.72
Total from investment operations	6.68	5.27	(4.11)	(0.94)	8.99
Dividends to shareholders:
Net investment income	(1.62)	(1.60)	(1.66)	(1.86)	(2.29)
Net asset value, end of period	$54.63	$49.57	$45.90	$51.67	$54.47

TOTAL RETURN[2]	13.61%	11.75%	(8.15)%	(1.83)%	19.43%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$914,993	$703,948	$621,932	$645,832	$569,188
Ratios to average net assets[3] of:
Expenses[4]	0.48%	0.48%	0.48%[5]	0.49%[9]	0.48%[7]
Net investment income	3.15%	3.41%	3.47%	3.63%	4.41%[7]
Portfolio turnover rate[8]	19%	14%	13%	19%	21%
[1]	Based on average shares outstanding.

[2]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized. For the periods in which the investment advisor waived advisory fees, the total return would have been lower if certain expenses had not been waived (Notes 2 and 3).

[3]	The ratios to average net assets do not include net investment income (loss) or expenses of other funds in which the Fund invests.

[4]	The expense ratio includes investment advisory fee waivers. Without these investment advisory fee waivers, the expense ratio would have been unchanged.

[5]	Included in the expense ratio are non-recurring professional expenses. Without these expenses, the expense ratio would have been unchanged.

[6]	Included in the expense ratio are proxy expenses. Without these proxy expenses, the expense ratio would have been 0.58%.

[7]	Annualized.

[8]

Portfolio turnover rate is not annualized and excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation.

[9]	Included in the expense ratio are proxy expenses. Without these proxy expenses, the expense ratio would have been 0.48%.

See Notes to Financial Statements.

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds	147

Financial Highlights (continued)

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree International Hedged Quality Dividend Growth Fund	For the Year Ended March 31, 2018	For the Year Ended March 31, 2017	For the Year Ended March 31, 2016	For the Period May 7, 2014* through March 31, 2015
Net asset value, beginning of period	$28.39	$25.73	$26.99	$24.90
Investment operations:
Net investment income[1]	0.58	0.56	0.71	0.90
Net realized and unrealized gain (loss)	1.99	2.80	(1.17)	2.18
Total from investment operations	2.57	3.36	(0.46)	3.08
Dividends and distributions to shareholders:
Net investment income	(0.18)	(0.70)	(0.55)	(0.23)
Capital gains	—	—	(0.25)	(0.76)
Total dividends and distributions to shareholders	(0.18)	(0.70)	(0.80)	(0.99)
Net asset value, end of period	$30.78	$28.39	$25.73	$26.99

TOTAL RETURN[2]	9.05%	13.26%	(1.73)%	12.78%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$543,192	$479,727	$732,050	$206,452
Ratios to average net assets of:
Expenses	0.58%	0.58%	0.58%[3]	0.58%[4]
Net investment income	1.89%	2.14%	2.75%	3.89%[4]
Portfolio turnover rate[5]	42%	53%	48%	14%

WisdomTree International High Dividend Fund	For the Year Ended March 31, 2018	For the Year Ended March 31, 2017	For the Year Ended March 31, 2016	For the Year Ended March 31, 2015	For the Period Ended March 31, 2014
Net asset value, beginning of period	$40.39	$37.59	$43.28	$47.62	$41.39
Investment operations:
Net investment income[1]	1.66	1.63	1.65	1.94	2.57
Net realized and unrealized gain (loss)	2.79	2.79	(5.70)	(4.41)	6.14
Total from investment operations	4.45	4.42	(4.05)	(2.47)	8.71
Dividends to shareholders:
Net investment income	(1.59)	(1.62)	(1.64)	(1.87)	(2.48)
Net asset value, end of period	$43.25	$40.39	$37.59	$43.28	$47.62

TOTAL RETURN[2]	11.12%	12.09%	(9.60)%	(5.41)%	21.82%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$335,180	$250,392	$257,467	$337,620	$304,753
Ratios to average net assets[6] of:
Expenses[7]	0.58%	0.58%	0.58%[3]	0.59%[8]	0.58%[4]
Net investment income	3.83%	4.28%	4.09%	4.24%	5.71%[4]
Portfolio turnover rate[5]	26%	29%	21%	20%	26%
*	Commencement of operations.

[1]	Based on average shares outstanding.

[2]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized. For the periods in which the investment advisor waived advisory fees for the WisdomTree International High Dividend Fund, the total return would have been lower if certain expenses had not been waived (Notes 2 and 3).

[3]	Included in the expense ratio are non-recurring professional expenses. Without these expenses, the expense ratio would have been unchanged.

[4]	Annualized.

[5]

Portfolio turnover rate is not annualized and excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation.

[6]	The ratios to average net assets do not include net investment income (loss) or expenses of other funds in which the Fund invests.

[7]	The expense ratio includes investment advisory fee waivers. Without these investment advisory fee waivers, the expense ratio would have been unchanged.

[8]	Included in the expense ratio are proxy expenses. Without these proxy expenses, the expense ratio would have been 0.58%.

See Notes to Financial Statements.

148	WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

Financial Highlights (continued)

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree International LargeCap Dividend Fund	For the Year Ended March 31, 2018	For the Year Ended March 31, 2017	For the Year Ended March 31, 2016	For the Year Ended March 31, 2015	For the Period Ended March 31, 2014
Net asset value, beginning of period	$45.45	$42.14	$48.67	$51.68	$45.77
Investment operations:
Net investment income[1]	1.62	1.54	1.59	1.88	2.35
Net realized and unrealized gain (loss)	3.97	3.32	(6.58)	(3.09)	5.79
Total from investment operations	5.59	4.86	(4.99)	(1.21)	8.14
Dividends to shareholders:
Net investment income	(1.56)	(1.55)	(1.54)	(1.80)	(2.23)
Net asset value, end of period	$49.48	$45.45	$42.14	$48.67	$51.68

TOTAL RETURN[2]	12.41%	11.79%	(10.49)%	(2.47)%	18.35%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$442,860	$359,074	$366,613	$355,273	$315,276
Ratios to average net assets[3] of:
Expenses[4]	0.48%	0.48%	0.48%[5]	0.49%[6]	0.48%[7]
Net investment income	3.30%	3.59%	3.51%	3.72%	4.77%[7]
Portfolio turnover rate[8]	16%	15%	19%	12%	15%

WisdomTree International MidCap Dividend Fund	For the Year Ended March 31, 2018	For the Year Ended March 31, 2017	For the Year Ended March 31, 2016	For the Year Ended March 31, 2015	For the Period Ended March 31, 2014
Net asset value, beginning of period	$59.88	$55.82	$58.65	$60.03	$51.77
Investment operations:
Net investment income[1]	1.84	1.60	1.64	1.81	1.83
Net realized and unrealized gain (loss)	8.17	4.03	(2.85)	(1.45)	8.31
Total from investment operations	10.01	5.63	(1.21)	0.36	10.14
Dividends to shareholders:
Net investment income	(1.77)	(1.57)	(1.62)	(1.74)	(1.88)
Net asset value, end of period	$68.12	$59.88	$55.82	$58.65	$60.03

TOTAL RETURN[2]	16.87%	10.34%	(2.12)%	0.57%	20.22%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$286,089	$179,626	$153,512	$155,414	$141,082
Ratios to average net assets[3] of:
Expenses[4]	0.58%	0.58%	0.58%[5]	0.59%[9]	0.58%[7]
Net investment income	2.76%	2.87%	2.91%	3.09%	3.27%[7]
Portfolio turnover rate[8]	23%	31%	24%	29%	22%
[1]	Based on average shares outstanding.

[2]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized. For the periods in which the investment advisor waived advisory fees, the total return would have been lower if certain expenses had not been waived (Notes 2 and 3).

[3]	The ratios to average net assets do not include net investment income (loss) or expenses of other funds in which the Fund invests.

[4]	The expense ratio includes investment advisory fee waivers. Without these investment advisory fee waivers, the expense ratio would have been unchanged.

[5]	Included in the expense ratio are non-recurring professional expenses. Without these expenses, the expense ratio would have been unchanged.

[6]	Included in the expense ratio are proxy expenses. Without these proxy expenses, the expense ratio would have been 0.48%.

[7]	Annualized.

[8]

Portfolio turnover rate is not annualized and excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation.

[9]	Included in the expense ratio are proxy expenses. Without these proxy expenses, the expense ratio would have been 0.58%.

See Notes to Financial Statements.

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds	149

Financial Highlights (continued)

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree International Quality Dividend Growth Fund	For the Period Ended March 31, 2018	For the Period April 7, 2016* through March 31, 2017
Net asset value, beginning of period	$26.14	$24.86
Investment operations:
Net investment income[1]	0.65	0.73
Net realized and unrealized gain	4.12	1.02
Total from investment operations	4.77	1.75
Dividends to shareholders:
Net investment income	(0.41)	(0.47)
Net asset value, end of period	$30.50	$26.14

TOTAL RETURN[2]	18.33%	7.12%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$24,396	$9,149
Ratios to average net assets of:
Expenses, net of expense waivers	0.38%	0.38%[3]
Expenses, prior to expense waivers	0.48%	0.48%[3]
Net investment income	2.18%	2.97%[3]
Portfolio turnover rate[4]	39%	38%

WisdomTree International SmallCap Dividend Fund	For the Year Ended March 31, 2018	For the Year Ended March 31, 2017	For the Year Ended March 31, 2016	For the Year Ended March 31, 2015	For the Period Ended March 31, 2014
Net asset value, beginning of period	$65.18	$58.98	$59.21	$64.84	$55.38
Investment operations:
Net investment income[1]	2.07	1.97	1.64	1.91	1.91
Net realized and unrealized gain (loss)	10.76	6.22	(0.31)	(5.67)	9.97
Total from investment operations	12.83	8.19	1.33	(3.76)	11.88
Dividends to shareholders:
Net investment income	(2.21)	(1.99)	(1.56)	(1.87)	(2.42)
Net asset value, end of period	$75.80	$65.18	$58.98	$59.21	$64.84

TOTAL RETURN[2]	19.91%	14.24%	2.26%	(5.87)%	22.26%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$1,940,467	$1,284,036	$1,099,977	$917,778	$923,997
Ratios to average net assets[5] of:
Expenses[6]	0.58%	0.58%	0.58%[7]	0.59%[8]	0.58%[3]
Net investment income	2.83%	3.27%	2.82%	3.16%	3.20%[3]
Portfolio turnover rate[4]	28%	38%	48%	25%	42%
*	Commencement of operations.

[1]	Based on average shares outstanding.

[2]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized. For the periods in which the investment advisor waived advisory fees, the total return would have been lower if certain expenses had not been waived (Notes 2 and 3).

[3]	Annualized.

[4]

Portfolio turnover rate is not annualized and excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation.

[5]	The ratios to average net assets do not include net investment income (loss) or expenses of other funds in which the Fund invests.

[6]	The expense ratio includes investment advisory fee waivers. Without these investment advisory fee waivers, the expense ratio would have been unchanged.

[7]	Included in the expense ratio are non-recurring professional expenses. Without these expenses, the expense ratio would have been unchanged.

[8]	Included in the expense ratio are proxy expenses. Without these proxy expenses, the expense ratio would have been 0.58%.

See Notes to Financial Statements.

150	WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

Financial Highlights (continued)

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree Japan Hedged Equity Fund	For the Year Ended March 31, 2018	For the Year Ended March 31, 2017	For the Year Ended March 31, 2016	For the Year Ended March 31, 2015	For the Period Ended March 31, 2014
Net asset value, beginning of period	$50.40	$43.85	$55.03	$47.50	$42.95
Investment operations:
Net investment income[1]	0.92	0.86	0.80	0.91	0.88
Net realized and unrealized gain (loss)	5.81	6.67	(9.00)	12.34	4.91
Total from investment operations	6.73	7.53	(8.20)	13.25	5.79
Dividends and distributions to shareholders:
Net investment income	(1.37)	(0.98)	(0.76)	(0.94)	(0.62)
Capital gains	—	—	(2.22)	(4.78)	(0.62)
Total dividends and distributions to shareholders	(1.37)	(0.98)	(2.98)	(5.72)	(1.24)
Net asset value, end of period	$55.76	$50.40	$43.85	$55.03	$47.50

TOTAL RETURN[2]	13.45%	17.45%	(15.64)%	29.30%	13.48%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$6,607,000	$8,411,670	$9,737,132	$15,806,850	$11,441,824
Ratios to average net assets of:
Expenses	0.48%	0.48%	0.48%	0.49%[3]	0.48%[4]
Net investment income	1.67%	1.91%	1.52%	1.81%	1.84%[4]
Portfolio turnover rate[5]	18%	37%	27%	31%	24%

WisdomTree Japan Hedged Financials Fund	For the Year Ended March 31, 2018	For the Year Ended March 31, 2017	For the Year Ended March 31, 2016	For the Period April 8, 2014* through March 31, 2015
Net asset value, beginning of period	$23.51	$19.76	$26.29	$23.83
Investment operations:
Net investment income[1]	0.51	0.49	0.39	0.45
Net realized and unrealized gain (loss)	0.54	3.57	(6.72)	5.44
Total from investment operations	1.05	4.06	(6.33)	5.89
Dividends and distributions to shareholders:
Net investment income	(0.55)	(0.31)	(0.15)	(0.22)
Capital gains	—	—	(0.05)	(3.21)
Total dividends and distributions to shareholders	(0.55)	(0.31)	(0.20)	(3.43)
Net asset value, end of period	$24.01	$23.51	$19.76	$26.29

TOTAL RETURN[2]	4.44%	20.99%	(24.30)%	25.94%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$40,817	$35,258	$12,846	$7,887
Ratios to average net assets of:
Expenses, net of expense waivers	0.48%	0.48%	0.47%[6]	0.43%[4]
Expenses, prior to expense waivers	0.48%	0.48%	0.48%	0.48%[4]
Net investment income	2.10%	2.16%	1.46%	1.80%[4]
Portfolio turnover rate[5]	30%	20%	21%	29%
*	Commencement of operations.

[1]	Based on average shares outstanding.

[2]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized. For the periods in which the investment advisor waived advisory fees for the WisdomTree Japan Hedged Financials Fund, the total return would have been lower if certain expenses had not been waived (Notes 2 and 3).

[3]	Included in the expense ratio are proxy expenses. Without these proxy expenses, the expense ratio would have been 0.48%.

[4]	Annualized.

[5]

Portfolio turnover rate is not annualized and excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation.

[6]	During the period, the investment advisor had contractually agreed to limit the advisory fee to 0.43% through July 31, 2015. On July 31, 2015, the contractual waiver expired and was not renewed.

See Notes to Financial Statements.

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds	151

Financial Highlights (continued)

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree Japan Hedged Quality Dividend Growth Fund	For the Year Ended March 31, 2018	For the Year Ended March 31, 2017	For the Period April 9, 2015* through March 31, 2016
Net asset value, beginning of period	$24.65	$22.37	$25.59
Investment operations:
Net investment income[1]	0.48	0.41	0.45
Net realized and unrealized gain (loss)	3.34	2.37	(3.43)
Total from investment operations	3.82	2.78	(2.98)
Dividends to shareholders:
Net investment income	(0.63)	(0.50)	(0.24)
Net asset value, end of period	$27.84	$24.65	$22.37

TOTAL RETURN[2]	15.56%	12.60%	(11.73)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$13,922	$12,326	$15,657
Ratios to average net assets of:
Expenses, net of expense waivers	0.43%	0.43%	0.43%[3]
Expenses, prior to expense waivers	0.48%	0.48%	0.48%[3]
Net investment income	1.77%	1.77%	1.88%[3]
Portfolio turnover rate[4]	30%	37%	40%

WisdomTree Japan Hedged SmallCap Equity Fund	For the Year Ended March 31, 2018	For the Year Ended March 31, 2017	For the Year Ended March 31, 2016	For the Year Ended March 31, 2015	For the Period June 28, 2013* through March 31, 2014
Net asset value, beginning of period	$37.28	$31.24	$33.65	$29.08	$26.17
Investment operations:
Net investment income[1]	0.64	0.70	0.41	0.47	0.59
Net realized and unrealized gain (loss)	6.91	5.94	(1.59)	6.74	2.38
Total from investment operations	7.55	6.64	(1.18)	7.21	2.97
Dividends and distributions to shareholders:
Net investment income	(0.70)	(0.60)	(0.35)	(0.41)	(0.06)
Capital gains	—	—	(0.88)	(2.23)	—
Total dividends and distributions to shareholders	(0.70)	(0.60)	(1.23)	(2.64)	(0.06)
Net asset value, end of period	$44.13	$37.28	$31.24	$33.65	$29.08

TOTAL RETURN[2]	20.42%	21.64%	(3.83)%[5]	25.86%	11.37%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$207,434	$115,561	$90,584	$117,762	$75,614
Ratios to average net assets of:
Expenses	0.58%	0.58%	0.58%	0.59%[6]	0.58%[3]
Net investment income	1.51%	2.11%	1.20%	1.52%	2.75%[3]
Portfolio turnover rate[4]	30%	48%	45%	41%	19%
*	Commencement of operations.

[1]	Based on average shares outstanding.

[2]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized. For the periods in which the investment advisor waived advisory fees for the WisdomTree Japan Hedged Quality Dividend Growth Fund, the total return would have been lower if certain expenses had not been waived (Notes 2 and 3).

[3]	Annualized.

[4]

Portfolio turnover rate is not annualized and excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation.

[5]

Includes a voluntary reimbursement from the sub-advisor for investment losses on certain foreign exchange transactions during the period. Excluding this voluntary reimbursement, total return would have been 0.95% lower.

[6]	Included in the expense ratio are proxy expenses. Without these proxy expenses, the expense ratio would have been 0.58%.

See Notes to Financial Statements.

152	WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

Financial Highlights (concluded)

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree Japan SmallCap Dividend Fund	For the Year Ended March 31, 2018	For the Year Ended March 31, 2017	For the Year Ended March 31, 2016	For the Year Ended March 31, 2015	For the Period Ended March 31, 2014
Net asset value, beginning of period	$66.48	$55.30	$54.09	$50.28	$48.84
Investment operations:
Net investment income[1]	1.47	1.11	0.91	0.71	0.72
Net realized and unrealized gain	14.27	11.16	1.00	3.89	1.84
Total from investment operations	15.74	12.27	1.91	4.60	2.56
Dividends to shareholders:
Net investment income	(1.29)	(1.09)	(0.70)	(0.79)	(1.12)
Net asset value, end of period	$80.93	$66.48	$55.30	$54.09	$50.28

TOTAL RETURN[2]	23.84%	22.43%	3.51%	9.26%	5.41%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$1,100,591	$475,304	$423,031	$286,651	$284,106
Ratios to average net assets[3] of:
Expenses[4]	0.58%	0.58%	0.58%	0.59%[5]	0.58%[6]
Net investment income	1.94%	1.84%	1.65%	1.40%	1.44%[6]
Portfolio turnover rate[7]	18%	33%	29%	36%	21%
[1]	Based on average shares outstanding.

[2]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized. For the periods in which the investment advisor waived advisory fees, the total return would have been lower if certain expenses had not been waived (Notes 2 and 3).

[3]	The ratios to average net assets do not include net investment income (loss) or expenses of other funds in which the Fund invests.

[4]	The expense ratio includes investment advisory fee waivers. Without these investment advisory fee waivers, the expense ratio would have been unchanged.

[5]	Included in the expense ratio are proxy expenses. Without these proxy expenses, the expense ratio would have been 0.58%.

[6]	Annualized.

[7]

Portfolio turnover rate is not annualized and excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation.

See Notes to Financial Statements.

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds	153

Notes to Financial Statements

1. ORGANIZATION

WisdomTree Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust on December 15, 2005. As of March 31, 2018, the Trust consisted of 80 operational investment funds (each a “Fund”, collectively, the “Funds”). In accordance with Accounting Standards Update (“ASU”) 2013-08, Financial Services-Investment Companies, each Fund listed below qualifies as an investment company and is applying the accounting and reporting guidance for investment companies. These notes relate only to the Funds listed in the table below:

Fund	Commencement of Operations
WisdomTree Australia Dividend Fund (“Australia Dividend Fund’’)	June 16, 2006
WisdomTree Europe Hedged Equity Fund (“Europe Hedged Equity Fund’’ and also referred to herein as ‘‘Currency Hedged Equity Fund’’)	December 31, 2009
WisdomTree Europe Hedged SmallCap Equity Fund (“Europe Hedged SmallCap Equity Fund’’ and also referred to herein as ‘‘Currency Hedged Equity Fund’’)	March 4, 2015
WisdomTree Europe Quality Dividend Growth Fund (“Europe Quality Dividend Growth Fund’’)	May 7, 2014
WisdomTree Europe SmallCap Dividend Fund (“Europe SmallCap Dividend Fund’’)	June 16, 2006
WisdomTree Germany Hedged Equity Fund (“Germany Hedged Equity Fund’’ and also referred to herein as ‘‘Currency Hedged Equity Fund’’)	October 17, 2013
WisdomTree International Dividend ex-Financials Fund (“International Dividend ex-Financials Fund’’)	June 16, 2006
WisdomTree International Equity Fund (“International Equity Fund’’)	June 16, 2006
WisdomTree International Hedged Quality Dividend Growth Fund (“International Hedged Quality Dividend Growth Fund’’ and also referred to herein as ‘‘Currency Hedged Equity Fund’’)	May 7, 2014
WisdomTree International High Dividend Fund (“International High Dividend Fund’’)	June 16, 2006
WisdomTree International LargeCap Dividend Fund (“International LargeCap Dividend Fund’’)	June 16, 2006
WisdomTree International MidCap Dividend Fund (“International MidCap Dividend Fund’’)	June 16, 2006
WisdomTree International Quality Dividend Growth Fund (“International Quality Dividend Growth Fund’’)	April 7, 2016
WisdomTree International SmallCap Dividend Fund (“International SmallCap Dividend Fund’’)	June 16, 2006
WisdomTree Japan Hedged Equity Fund (“Japan Hedged Equity Fund’’ and also referred to herein as ‘‘Currency Hedged Equity Fund’’)	June 16, 2006
WisdomTree Japan Hedged Financials Fund (“Japan Hedged Financials Fund’’ and also referred to herein as ‘‘Currency Hedged Equity Fund’’)	April 8, 2014
WisdomTree Japan Hedged Quality Dividend Growth Fund (“Japan Hedged Quality Dividend Growth Fund’’ and also referred to herein as ‘‘Currency Hedged Equity Fund’’)	April 9, 2015
WisdomTree Japan Hedged SmallCap Equity Fund (“Japan Hedged SmallCap Equity Fund’’ and also referred to herein as ‘‘Currency Hedged Equity Fund’’)	June 28, 2013
WisdomTree Japan SmallCap Dividend Fund (“Japan SmallCap Dividend Fund’’)	June 16, 2006

Each Fund seeks to track the price and yield performance, before fees and expenses, of a particular index (“Index”) developed by WisdomTree Investments, Inc. (“WisdomTree Investments”). WisdomTree Investments is the parent company of WisdomTree Asset Management, Inc. (“WTAM”), the investment adviser to each Fund and the Trust. “WisdomTree” is a registered trademark of WisdomTree Investments and has been licensed for use by the Trust. Each Fund described herein is considered to be non-diversified.

In the normal course of business, the Funds may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and believes such exposure to be remote.

2. SIGNIFICANT ACCOUNTING POLICIES

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (the “Codification”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants.

The following is a summary of significant accounting policies followed by the Funds:

Use of Estimates — The preparation of financial statements in conformity with GAAP, requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in the net assets from operations during the reporting period. Actual results could differ from those estimates.

154	WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

Notes to Financial Statements (continued)

Investment Valuation — The net asset value (“NAV”) of each Fund’s shares is calculated each day a Fund is open for business as of the regularly scheduled close of regular trading on the New York Stock Exchange, normally 4:00 p.m. Eastern time (the “NAV Calculation Time”). NAV per share is calculated by dividing a Fund’s net assets by the number of Fund shares outstanding. Each Fund issues and redeems shares at NAV only in large blocks of shares known as creation units, which only certain institutions or large investors may purchase or redeem. Shares of each Fund are listed on a national securities exchange and trade at market prices. Most investors will buy and sell shares in the secondary market through brokers. Because Fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV or less than NAV. In calculating each Fund’s NAV, investments are valued under policies approved by the Board of Trustees of the Trust (the “Board of Trustees”). Equity securities (including preferred stock) traded on any recognized U.S. or non-U.S. exchange are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Unlisted equity securities (including preferred stock) are valued at the last quoted sale price or, if no sale price is available, at the mean between the highest bid and lowest ask price. Each Fund may invest in money market funds which are valued at their NAV per share and exchange-traded funds (“ETFs” or “ETF”) or exchange-traded notes (“ETNs” or “ETN”) which are valued at their last sale or official closing price on the exchange on which they are principally traded or at their NAV per share in instances where the ETF or ETN has not traded on its principal exchange. Foreign currency contracts are valued daily using WM/Reuters closing spot and forward rates as of 4:00 p.m. London time. Futures contracts generally are valued at the settlement price, the price at which a futures contract settles once a given trading day has ended, on the primary exchange on which they trade.

In certain instances, such as when reliable market valuations are not readily available or are not deemed to reflect current market values, a Fund’s investments, which include derivatives, will be fair valued in accordance with the Fund’s pricing policy. The Board of Trustees has established a pricing committee (the “Pricing Committee”) which is comprised of senior representatives of WTAM and which reports to the Board of Trustees on a quarterly basis. In the event that a financial instrument cannot be valued based upon a price from a national securities exchange, independent pricing service provider or broker-dealer quotation, or such prices are deemed to not reflect current market value, the Pricing Committee may value the financial instrument in good faith under the policies and procedures approved by the Board of Trustees based on current facts and circumstances. Securities that may be valued using “fair value” pricing may include, but are not limited to, securities for which there are no current market quotations, securities whose issuer is in default or bankruptcy, securities subject to corporate actions (such as mergers or reorganizations), securities subject to non-U.S. investment limits or currency controls, and securities affected by “significant events.” An example of a significant event is an event occurring after the close of the market in which a security trades but before a Fund’s next NAV Calculation Time that may materially affect the value of a Fund’s investment (e.g., government action, natural disaster, or significant market fluctuation). When fair value pricing is employed, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities.

Fair Value Measurement — In accordance with Codification Topic 820 (“ASC 820”), Fair Value Measurements and Disclosures, fair value is defined as the price that each Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 established a three-tier hierarchy of inputs to be used when determining fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk — for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including each Fund’s assumptions in determining the fair value of investments)

The inputs or methodology used for valuation are not necessarily an indication of the risk associated with investing in those investments.

Investments that use Level 2 or Level 3 inputs may include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (e.g., one that may not be publicly sold without registration under the Securities Act of 1933, as amended); (iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation or market activity; (vi) a security affected by currency controls or restrictions; and (vii) a security affected by a significant event (e.g., an event that occurs after the close of the markets on which the security is traded but before the time as of which a Fund’s NAV is computed and that may materially affect the value of the Fund’s investments).

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds	155

Notes to Financial Statements (continued)

The valuation techniques and significant inputs used in determining the fair market value measurements for Level 2 and Level 3 positions are as follows:

Financial instruments are generally valued by independent pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. Depending on the type of financial instrument, the independent pricing service providers’ internal pricing models may use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Financial instruments that use similar valuation techniques and observable inputs as described above and have an appropriate level of market activity are categorized as Level 2 of the fair value hierarchy, otherwise a Level 3 fair value classification is appropriate. Over-the-counter financial derivative instruments derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These instruments are normally valued on the basis of broker-dealer quotations or prices obtained from independent pricing service providers. Depending on the product and the terms of the transaction, the value of the financial derivative instruments can be estimated by an independent pricing service provider using a series of techniques including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, credit risks/spreads, interest rates, yield curves, default and exchange rates. Derivative contracts that use valuation techniques and observable inputs as described above and have an appropriate level of market activity are categorized as Level 2 of the fair value hierarchy, otherwise a Level 3 fair value classification is appropriate.

Determination of a fair value by the Pricing Committee may include significant unobservable inputs and therefore would be reflected as a Level 3 of the fair value hierarchy. The Pricing Committee may employ a market-based valuation approach which may use, among other potential considerations, related or comparable securities, recent transactions, market multiples, and other relevant information to determine fair value. The Pricing Committee may also use an income-based valuation approach in which anticipated future cash flows of the financial instrument are discounted to calculate fair value. The Pricing Committee meets at least on a monthly basis to review and discuss the appropriateness of such fair values using more current information such as, recent security news, recent market transactions, updated corporate action information and/or other macro or security specific events. Also, when observable inputs become available, the Pricing Committee conducts back testing of the methodologies used to value Level 3 financial instruments to substantiate the unobservable inputs used to value those investments. Such back testing includes comparing Level 3 investment values to observable inputs such as exchange-traded prices, transaction prices, and/or vendor prices.

The following is a summary of the fair valuations according to the inputs used as of March 31, 2018 in valuing each Fund’s assets:

Australia Dividend Fund	Level 1	Level 2	Level 3
Common Stocks*	$32,908,724	$—	$—
Investment of Cash Collateral for Securities Loaned	—	2,296,561	—
Total	$32,908,724	$2,296,561	$—
Unrealized Depreciation on Foreign Currency Contracts	—	(3)	—
Total - Net	$32,908,724	$2,296,558	$—

Europe Hedged Equity Fund	Level 1	Level 2	Level 3
Common Stocks*	$6,312,031,506	$—	$—
Investment of Cash Collateral for Securities Loaned	—	233,934,679	—
Total	$6,312,031,506	$233,934,679	$—
Unrealized Appreciation on Foreign Currency Contracts	—	11,024,214	—
Unrealized Depreciation on Foreign Currency Contracts	—	(46,751,138)	—
Total - Net	$6,312,031,506	$198,207,755	$—

156	WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

Notes to Financial Statements (continued)

Europe Hedged SmallCap Equity Fund	Level 1	Level 2	Level 3
Common Stocks*	$153,589,697	$—	$—
Rights*	117,453	—	—
Investment of Cash Collateral for Securities Loaned	—	4,215,398	—
Total	$153,707,150	$4,215,398	$—
Unrealized Appreciation on Foreign Currency Contracts	—	1,967	—
Unrealized Depreciation on Foreign Currency Contracts	—	(922,706)	—
Total - Net	$153,707,150	$3,294,659	$—

Europe Quality Dividend Growth Fund	Level 1	Level 2	Level 3
Common Stocks*	$71,845,112	$—	$—
Rights*	26,349	—	—
Investment of Cash Collateral for Securities Loaned	—	1,002,910	—
Total	$71,871,461	$1,002,910	$—

Europe SmallCap Dividend Fund	Level 1	Level 2	Level 3
Common Stocks*	$1,208,899,195	$—	$—
Rights*	1,383,423	—	—
Exchange-Traded Fund	5,240,125	—	—
Investment of Cash Collateral for Securities Loaned	—	57,256,757	—
Total	$1,215,522,743	$57,256,757	$—
Unrealized Appreciation on Foreign Currency Contracts	—	7,917	—
Unrealized Depreciation on Foreign Currency Contracts	—	(191)	—
Total - Net	$1,215,522,743	$57,264,483	$—

Germany Hedged Equity Fund	Level 1	Level 2	Level 3
Common Stocks*	$90,708,956	$—	$—
Investment of Cash Collateral for Securities Loaned	—	6,890	—
Total	$90,708,956	$6,890	$—
Unrealized Appreciation on Foreign Currency Contracts	—	1,141	—
Unrealized Depreciation on Foreign Currency Contracts	—	(565,369)	—
Total - Net	$90,708,956	$(557,338)	$—

International Dividend ex-Financials Fund	Level 1	Level 2	Level 3
Common Stocks*	$197,252,584	$—	$—
Exchange-Traded Fund	130,035	—	—
Investment of Cash Collateral for Securities Loaned	—	931,270	—
Total	$197,382,619	$931,270	$—
Unrealized Depreciation on Foreign Currency Contracts	—	(531)	—
Total - Net	$197,382,619	$930,739	$—

International Equity Fund	Level 1	Level 2	Level 3
Common Stocks*	$909,511,849	$—	$—
Exchange-Traded Fund	174	—	—
Investment of Cash Collateral for Securities Loaned	—	35,599,611	—
Total	$909,512,023	$35,599,611	$—

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds	157

Notes to Financial Statements (continued)

International Hedged Quality Dividend Growth Fund	Level 1	Level 2	Level 3
Common Stocks*	$540,396,834	$—	$—
Rights*	71,927	—	—
Investment of Cash Collateral for Securities Loaned	—	7,588,253	—
Total	$540,468,761	$7,588,253	$—
Unrealized Appreciation on Foreign Currency Contracts	—	2,245,664	—
Unrealized Depreciation on Foreign Currency Contracts	—	(2,953,817)	—
Total - Net	$540,468,761	$6,880,100	$—

International High Dividend Fund	Level 1	Level 2	Level 3
Common Stocks*	$333,051,745	$—	$—
Rights	13,280	—	—
Exchange-Traded Fund	267,690	—	—
Investment of Cash Collateral for Securities Loaned	—	7,777,529	—
Total	$333,332,715	$7,777,529	$—

International LargeCap Dividend Fund	Level 1	Level 2	Level 3
Common Stocks*	$439,344,049	$—	$—
Exchange-Traded Fund	759,963	—	—
Investment of Cash Collateral for Securities Loaned	—	12,459,385	—
Total	$440,104,012	$12,459,385	$—
Unrealized Appreciation on Foreign Currency Contracts	—	484	—
Unrealized Depreciation on Foreign Currency Contracts	—	(77)	—
Total - Net	$440,104,012	$12,459,792	$—

International MidCap Dividend Fund	Level 1	Level 2	Level 3
Common Stocks*	$284,459,763	$—	$—
Exchange-Traded Funds	86,565	—	—
Investment of Cash Collateral for Securities Loaned	—	15,346,429	—
Total	$284,546,328	$15,346,429	$—
Unrealized Depreciation on Foreign Currency Contracts	—	(1)	—
Total - Net	$284,546,328	$15,346,428	$—

International Quality Dividend Growth Fund	Level 1	Level 2	Level 3
Common Stocks*	$24,247,363	$—	$—
Rights*	6,125	—	—
Investment of Cash Collateral for Securities Loaned	—	597,345	—
Total	$24,253,488	$597,345	$—
Unrealized Appreciation on Foreign Currency Contracts	—	2,375	—
Unrealized Depreciation on Foreign Currency Contracts	—	(2,353)	—
Total - Net	$24,253,488	$597,367	$—

158	WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

Notes to Financial Statements (continued)

International SmallCap Dividend Fund	Level 1	Level 2	Level 3
Common Stocks
Japan	$511,619,427	$1,984,900	$—
Other*	1,406,117,247	—	—
Rights*	646,947	—	—
Exchange-Traded Funds	7,119,679	—	—
Investment of Cash Collateral for Securities Loaned	—	122,756,009	—
Total	$1,925,503,300	$124,740,909	$—

Japan Hedged Equity Fund	Level 1	Level 2	Level 3
Common Stocks*	$6,541,492,273	$—	$—
Investment of Cash Collateral for Securities Loaned	—	391,503,379	—
Total	$6,541,492,273	$391,503,379	$—
Unrealized Appreciation on Foreign Currency Contracts	—	3,380,797	—
Unrealized Depreciation on Foreign Currency Contracts	—	(34,651,583)	—
Total - Net	$6,541,492,273	$360,232,593	$—

Japan Hedged Financials Fund	Level 1	Level 2	Level 3
Common Stocks
Banks	$20,134,714	$66,150	$—
Other*	20,041,523	—	—
Investment of Cash Collateral for Securities Loaned	—	2,035,345	—
Total	$40,176,237	$2,101,495	$—
Unrealized Appreciation on Foreign Currency Contracts	—	13,016	—
Unrealized Depreciation on Foreign Currency Contracts	—	(47,904)	—
Total - Net	$40,176,237	$2,066,607	$—

Japan Hedged Quality Dividend Growth Fund	Level 1	Level 2	Level 3
Common Stocks*	$13,781,919	$—	$—
Investment of Cash Collateral for Securities Loaned	—	83,972	—
Total	$13,781,919	$83,972	$—
Unrealized Appreciation on Foreign Currency Contracts	—	4,387	—
Unrealized Depreciation on Foreign Currency Contracts	—	(16,099)	—
Total - Net	$13,781,919	$72,260	$—

Japan Hedged SmallCap Equity Fund	Level 1	Level 2	Level 3
Common Stocks
Banks	$13,397,410	$426,345	$—
Other*	191,484,065	—	—
Investment of Cash Collateral for Securities Loaned	—	22,883,309	—
Total	$204,881,475	$23,309,654	$—
Unrealized Appreciation on Foreign Currency Contracts	—	65,271	—
Unrealized Depreciation on Foreign Currency Contracts	—	(239,968)	—
Total - Net	$204,881,475	$23,134,957	$—

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds	159

Notes to Financial Statements (continued)

Japan SmallCap Dividend Fund	Level 1	Level 2	Level 3
Common Stocks
Banks	$70,945,490	$2,430,089	$—
Other*	1,015,084,951	—	—
Exchange-Traded Fund	244,988	—	—
Investment of Cash Collateral for Securities Loaned	—	72,826,855	—
Total	$1,086,275,429	$75,256,944	$—
*	Please refer to the Schedule of Investments for a breakdown of the valuation by industry type and/or country.

The following is a summary of transfers between fair value measurement levels that occurred during fiscal year ended March 31, 2018. The Funds have elected to use the beginning of period method for transfers between fair value measurement levels.

	Transfers from Level 1 to Level 2[1]	Transfers from Level 1 to Level 3	Transfers from Level 2 to Level 1
International SmallCap Dividend Fund	$566,705	$—	$—
Japan Hedged Financials Fund	84,483	—	—
Japan Hedged SmallCap Equity Fund	300,913	—	—
Japan SmallCap Dividend Fund	375,068	—	—
[1]	Transfers from Level 1 to Level 2 are as a result of the unavailability of a quoted price in an active market for identical investments as of March 31, 2018.

During the fiscal year ended March 31, 2018, there were no significant transfers into or out of Level 3 of the fair value hierarchy.

Derivatives and Hedging Disclosure — Codification Topic 815 (“ASC 815”), Derivatives and Hedging, requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The Funds have invested in derivatives, specifically foreign currency contracts during the year ended March 31, 2018 and open positions in such derivatives as of March 31, 2018 are detailed in each Fund’s Schedule of Investments. All of the derivative instruments disclosed and described herein are subject to risk. Risks may arise upon entering into foreign currency contracts from potential inability of a counterparty to meet the terms of their contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar or each other. The Funds’ derivative agreements also contain credit-risk related contingent features which include, but are not limited to, a percentage decline in the Funds’ NAV over a specified time period. If an event occurred at March 31, 2018 that triggered a contingent feature, the counterparty to the agreement may require the Funds to post additional collateral or terminate the derivative positions and demand payment. Any collateral posted with respect to the derivative positions would be used to offset or reduce the payment. The maximum exposure to derivatives agreements with credit-risk related contingent features would be the total value of derivatives in net liability positions for each Fund, as disclosed on pages 166 and 167. At March 31, 2018, the Funds did not receive or post collateral with any counterparty for derivatives and no event occurred that triggered a credit-risk-related contingent feature.

As of March 31, 2018, the effects of such derivative instruments on each Fund’s financial position as reflected in the Statements of Assets and Liabilities are presented in the summary below:

Fund	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Value	Balance Sheet Location	Value
Australia Dividend Fund
Foreign exchange contracts	Unrealized appreciation on foreign currency contracts	$—	Unrealized depreciation on foreign currency contracts	$3
Europe Hedged Equity Fund
Foreign exchange contracts	Unrealized appreciation on foreign currency contracts	11,024,214	Unrealized depreciation on foreign currency contracts	46,751,138
Europe Hedged SmallCap Equity Fund
Foreign exchange contracts	Unrealized appreciation on foreign currency contracts	1,967	Unrealized depreciation on foreign currency contracts	922,706
Europe SmallCap Dividend Fund
Foreign exchange contracts	Unrealized appreciation on foreign currency contracts	7,917	Unrealized depreciation on foreign currency contracts	191
Germany Hedged Equity Fund
Foreign exchange contracts	Unrealized appreciation on foreign currency contracts	1,141	Unrealized depreciation on foreign currency contracts	565,369

160	WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

Notes to Financial Statements (continued)

Fund	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Value	Balance Sheet Location	Value
International Dividend ex-Financials Fund
Foreign exchange contracts	Unrealized appreciation on foreign currency contracts	$—	Unrealized depreciation on foreign currency contracts	$531
International Hedged Quality Dividend Growth Fund
Foreign exchange contracts	Unrealized appreciation on foreign currency contracts	2,245,664	Unrealized depreciation on foreign currency contracts	2,953,817
International LargeCap Dividend Fund
Foreign exchange contracts	Unrealized appreciation on foreign currency contracts	484	Unrealized depreciation on foreign currency contracts	77
International MidCap Dividend Fund
Foreign exchange contracts	Unrealized appreciation on foreign currency contracts	—	Unrealized depreciation on foreign currency contracts	1
International Quality Dividend Growth Fund
Foreign exchange contracts	Unrealized appreciation on foreign currency contracts	2,375	Unrealized depreciation on foreign currency contracts	2,353
Japan Hedged Equity Fund
Foreign exchange contracts	Unrealized appreciation on foreign currency contracts	3,380,797	Unrealized depreciation on foreign currency contracts	34,651,583
Japan Hedged Financials Fund
Foreign exchange contracts	Unrealized appreciation on foreign currency contracts	13,016	Unrealized depreciation on foreign currency contracts	47,904
Japan Hedged Quality Dividend Growth Fund
Foreign exchange contracts	Unrealized appreciation on foreign currency contracts	4,387	Unrealized depreciation on foreign currency contracts	16,099
Japan Hedged SmallCap Equity Fund
Foreign exchange contracts	Unrealized appreciation on foreign currency contracts	65,271	Unrealized depreciation on foreign currency contracts	239,968

For the fiscal year ended March 31, 2018, the effects of derivative instruments on each Fund’s financial performance as reflected in the Statements of Operations are presented in the summary below:

Fund	Amount of Realized Gain or (Loss) on Derivatives Recognized[1]	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized[2]
Australia Dividend Fund
Foreign exchange contracts	$1,367	$(23)
Europe Hedged Equity Fund
Foreign exchange contracts	(1,113,264,428)	22,313,080
Equity contracts	888,112	—
Europe Hedged SmallCap Equity Fund
Foreign exchange contracts	(18,896,470)	(24,062)
Europe Quality Dividend Growth Fund
Foreign exchange contracts	418	—
Europe SmallCap Dividend Fund
Foreign exchange contracts	(371,408)	8,359
Germany Hedged Equity Fund
Foreign exchange contracts	(14,653,220)	39,785
International Dividend ex-Financials Fund
Foreign exchange contracts	40,175	(531)
International Equity Fund
Foreign exchange contracts	116,535	(7,388)
International Hedged Quality Dividend Growth Fund
Foreign exchange contracts	(39,820,464)	392,983
Equity contracts	142,741	—
International High Dividend Fund
Foreign exchange contracts	91,390	71

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds	161

Notes to Financial Statements (continued)

Fund	Amount of Realized Gain or (Loss) on Derivatives Recognized[1]	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized[2]
International LargeCap Dividend Fund
Foreign exchange contracts	$71,463	$481
International MidCap Dividend Fund
Foreign exchange contracts	(10,758)	57
International Quality Dividend Growth Fund
Foreign exchange contracts	(2,484)	23
International SmallCap Dividend Fund
Foreign exchange contracts	89,634	(1,454)
Japan Hedged Equity Fund
Foreign exchange contracts	(317,001,825)	1,236,783
Japan Hedged Financials Fund
Foreign exchange contracts	(1,967,308)	124,354
Japan Hedged Quality Dividend Growth Fund
Foreign exchange contracts	(508,893)	21,388
Japan Hedged SmallCap Equity Fund
Foreign exchange contracts	(9,682,820)	86,178
Japan SmallCap Dividend Fund
Foreign exchange contracts	(160,601)	(460)
Equity contracts	136,825	—

[1]	Realized gains (losses) on derivatives are located on the Statements of Operations as follows:

Foreign exchange contracts	Net realized gain (loss) from foreign currency contracts
Equity contracts	Net realized gain (loss) from futures contracts

[2]	Change in unrealized appreciation (depreciation) is located on the Statements of Operations as follows:

Foreign exchange contracts	Net increase (decrease) in unrealized appreciation/depreciation from foreign currency contracts

During the fiscal year ended March 31, 2018, the volume of derivative activity (based on the average of month-end balances, except where footnoted) for each Fund was as follows:

	Average Notional
Fund	Foreign currency contracts (to deliver USD)	Foreign currency contracts (to receive USD)	Futures contracts (long)
Australia Dividend Fund
Foreign exchange contracts	$—	$7,596	$—
Europe Hedged Equity Fund
Equity contracts	—	—	10,818,314	[1]
Foreign exchange contracts	8,737,792,141	17,235,164,247	—
Europe Hedged SmallCap Equity Fund
Foreign exchange contracts	159,294,821	315,747,032	—
Europe Quality Dividend Growth Fund
Foreign exchange contracts	—	8,400	—
Europe SmallCap Dividend Fund
Foreign exchange contracts	418,059	552,842	—
Germany Hedged Equity Fund
Foreign exchange contracts	115,997,663	228,544,512	—
International Dividend ex-Financials Fund
Foreign exchange contracts	5,961	77,261	—
International Equity Fund
Foreign exchange contracts	305,231	145,669	—
International Hedged Quality Dividend Growth Fund
Equity contracts	—	—	1,543,339	[1]
Foreign exchange contracts	522,067,140	1,039,462,358	—

162	WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

Notes to Financial Statements (continued)

	Average Notional
Fund	Foreign currency contracts (to deliver USD)	Foreign currency contracts (to receive USD)	Futures contracts (long)
International High Dividend Fund
Foreign exchange contracts	$28,753	$127,091	$—
International LargeCap Dividend Fund
Foreign exchange contracts	53,193	91,119	—
International MidCap Dividend Fund
Foreign exchange contracts	—	79,804	—
International Quality Dividend Growth Fund
Foreign exchange contracts	41,799	46,383	—
International SmallCap Dividend Fund
Foreign exchange contracts	130,675	800,312	—
Japan Hedged Equity Fund
Foreign exchange contracts	8,641,750,361	17,012,351,800	—
Japan Hedged Financials Fund
Foreign exchange contracts	35,500,858	65,962,977	—
Japan Hedged Quality Dividend Growth Fund
Foreign exchange contracts	13,484,619	27,082,590	—
Japan Hedged SmallCap Equity Fund
Foreign exchange contracts	171,218,529	341,260,371	—
Japan SmallCap Dividend Fund
Equity contracts	—	—	1,318,395	[1]
Foreign exchange contracts	109	184,985	—
[1]	The volume of derivative activity for the period is based on intra-month balances.

Investment Transactions and Investment Income — Investment transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Dividend income (net of foreign taxes withheld, if any) is recognized on the ex-dividend date or as soon as practicable after the existence of a dividend declaration has been determined. Non-cash dividend income is recognized at the fair value of securities received on the ex-dividend date or as soon as practicable after the existence of a dividend declaration has been determined. Income earned from securities lending activities (i.e. Securities lending income), net of fees payable to the securities borrower and/or securities lending agent, is accrued daily.

Foreign Currency Translation — The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates prevailing on the respective dates of such transactions that are deemed appropriate by WTAM. Realized and unrealized foreign exchange gains and losses on investments are included as a component of net realized gain (loss) from investment transactions and net increase (decrease) in unrealized appreciation (depreciation) from investment transactions, respectively, on the Statements of Operations. Realized and unrealized foreign exchange gains or losses from foreign currency contracts are included in net realized gain (loss) from foreign currency contracts and net increase (decrease) in unrealized appreciation/depreciation from foreign currency contracts, respectively, on the Statements of Operations. Realized and unrealized foreign exchange gains or losses arising from sales of foreign currencies, currency gains or losses recognized between the trade and settlement dates on investment transactions, and the difference between the amounts of dividends and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) from foreign currency related transactions and/or increase (decrease) in unrealized appreciation (depreciation) from translation of assets and liabilities denominated in foreign currencies in the Statements of Operations. Certain foreign exchange gains and losses included in realized and unrealized gains or losses are included in, or are a reduction of, ordinary income in accordance with U.S. Federal income tax regulations.

Expenses/Reimbursements — Under the investment advisory agreement for each Fund, except for Funds that commenced operations on or after March 26, 2013, WTAM has agreed to pay all expenses of the Trust, except for: (i) brokerage expenses and other expenses (such as stamp taxes) connected with the execution of portfolio transactions or in connection with creation and redemption transactions; (ii) legal fees or expenses in connection with any arbitration, litigation or pending or threatened arbitration or litigation, including any settlements in connection therewith; (iii) compensation and expenses of trustees who are not interested persons of the Funds (“Independent Trustees”); (iv) compensation and expenses of counsel to the Independent Trustees; (v) compensation and expenses of the Trust’s Chief Compliance Officer (“CCO”); (vi) extraordinary expenses; (vii) distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act; and (viii) the advisory fee payable to WTAM.

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Notes to Financial Statements (continued)

Under the investment advisory agreement for Funds that commenced operations on or after March 26, 2013, WTAM has agreed to pay all expenses of the Trust, except for: (i) brokerage expenses and other fees, charges, taxes, levies or expenses (such as stamp taxes) incurred in connection with the execution of portfolio transactions or in connection with creation and redemption transactions (including without limitation any fees, charges, taxes, levies or expenses related to the purchase or sale of an amount of any currency, or the partition or repatriation of any security or other asset, related to the execution of portfolio transactions or any creation or redemption transactions); (ii) legal fees or expenses in connection with any arbitration, litigation or pending or threatened arbitration or litigation, including any settlements in connection therewith; (iii) compensation and expenses of each Independent Trustee; (iv) compensation and expenses of counsel to the Independent Trustees; (v) compensation and expenses of the Trust’s CCO; (vi) extraordinary expenses (in each case as determined by a majority of the Independent Trustees); (vii) distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act; (viii) interest and taxes of any kind or nature (including, but not limited to, income, excise, transfer and withholding taxes); (ix) fees and expenses related to the provision of securities lending services; and (x) the advisory fee payable to WTAM.

Acquired fund fees and expenses (which are fees and expenses incurred indirectly by a Fund through its investments in certain underlying investment companies) are not operating expenses of the Funds and are not paid by WTAM.

Pursuant to a separate contractual arrangement, WTAM arranges for the provision of CCO services with respect to each Fund, and is liable and responsible for, and administers, payments to the CCO, the Independent Trustees and counsel to the Independent Trustees. WTAM receives a fee, as shown on the Statements of Operations under “Service fees”, of up to 0.0044% per annum of each Fund’s average daily net assets for providing such services and paying such expenses. WTAM provides CCO services to the Trust.

Currency Transactions — The Funds may enter into foreign currency forward and foreign currency futures contracts to facilitate local securities settlements or to protect against currency exposure. The Funds, other than the Currency Hedged Equity Funds, do not expect to engage in currency transactions for the purpose of hedging against declines in the value of the Fund’s assets that are denominated in one or more foreign currencies. The Funds may not enter into such contracts for speculative purposes.

Forward Foreign Currency Contracts — The Funds, other than the Currency Hedged Equity Funds, utilized forward foreign currency contracts (“Forward Contracts”) primarily to facilitate foreign security settlements. The Currency Hedged Equity Funds utilized Forward Contracts to dynamically obtain either a net long or net short exposure to foreign currencies consistent with each Currency Hedged Equity Fund’s investment objective. A Forward Contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the inter-bank market conducted directly between currency traders (usually large, commercial banks) and their customers. A Forward Contract generally does not require an initial margin deposit and no commissions are charged at any stage for trades. However, if a Fund is in an unrealized loss position on a Forward Contract, it may be required to pledge collateral (or additional collateral) to the counterparty. If a Fund is in an unrealized gain position on a Forward Contract, it may receive collateral from the counterparty.

Risks may arise upon entering into Forward Contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar or each other.

Fluctuations in the value of open Forward Contracts are recorded for book purposes as unrealized gains or losses on Forward Contracts by the Funds and included in net increase (decrease) in unrealized appreciation (depreciation) from foreign currency contracts on the Statements of Operations. Realized gains and losses on Forward Contracts include net gains or losses recognized by the Funds on contracts which have settled are included in net realized gain (loss) from foreign currency contracts on the Statements of Operations.

Futures Contracts — Each of the Europe Hedged Equity Fund, International Hedged Quality Dividend Growth Fund and Japan SmallCap Dividend Fund utilized equity futures contracts on a temporary basis during the period to obtain market exposure consistent with its investment objective during the Fund’s annual portfolio rebalance. When a Fund purchases a listed futures contract, it agrees to purchase a specified reference asset (e.g., commodity, currency or Treasury security) at a specified future date. When a Fund sells a listed futures contract, it agrees to sell a specified reference asset (e.g., commodity, currency or Treasury security) at a specified future date. The price at which the purchase and sale will take place is fixed when the Fund enters into the contract. The exchange clearing corporation is the ultimate counterparty for all exchange-listed contracts, so credit risk is limited to the creditworthiness of the exchange’s clearing corporation.

Upon entering into a futures contract, a Fund is required to deliver to a broker an amount of cash and/or government securities equal to a certain percentage of the contract amount. This amount is known as the “initial margin”. Subsequent payments, known as “variation margin”, generally are made or received by the Fund each day or at other agreed-upon time periods depending on the fluctuations in the value of the underlying futures contracts, except that in the case of certain futures contracts payments may be made or received at settlement. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized gain or loss on futures until the financial futures contract is closed, at which time the net gain or loss is reclassified to realized gain or loss on futures. When a Fund purchases or sells a futures contract, the Fund is required to “cover” its position in order to limit the

164	WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

Notes to Financial Statements (continued)

risk associated with the use of leverage and other related risks. To cover its position, a Fund will segregate assets consisting of, or take other measures with respect to, cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, will “cover” its position in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder. This will function as a practical limit on the amount of leverage which a Fund may undertake and on the potential increase in the speculative character of a Fund’s outstanding portfolio securities.

Securities Lending — Each Fund may lend portfolio securities to certain creditworthy borrowers, including the Funds’ securities lending agent. It is the Funds’ policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral in the form of cash and/or high-grade debt obligations, equivalent to at least 100% of the market value of securities, is maintained at all times. The cash collateral can be invested in certain money market mutual funds which also have exposure to the fluctuations of the market. The values of the investments of cash collateral for securities on loan along with the obligations to return such collateral are included on the Statements of Assets and Liabilities. The total value of securities received as collateral for securities on loan is included in a footnote following each Schedule of Investments, but is not included within the Statements of Assets and Liabilities because the receiving Fund does not have the right to sell or repledge the securities received as collateral. Each Fund receives compensation for lending its securities from interest or dividends earned on the cash or U.S. government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees, all of which are included in the securities lending income earned by the Funds and disclosed on the Statements of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. The borrower pays to the Funds an amount equal to any dividends or interest received on loaned securities. Dividends received while a security is out on loan are not considered Qualified Dividend Income (“QDI”) under the specific criteria issued by the Internal Revenue Service and are subject to taxation at the shareholder’s ordinary income tax rate instead of the lower long-term capital gains tax rate. Lending portfolio securities could result in a loss or delay in recovering each Fund’s securities if the borrower defaults.

Master Netting Arrangements — ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”) is generally intended to (i) help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a company’s financial position, (ii) improve transparency in the reporting of how companies mitigate credit risk, and (iii) facilitate comparisons between those entities that prepare their financial statements on the basis of GAAP and those entities that prepare their financial statements on the basis of international financial reporting standards. ASU 2011-11 requires entities to disclose (i) gross and net information about both instruments and transactions eligible for offset in the financial statements, and (ii) instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is limited in scope to the following financial instruments, to the extent they are offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement: (i) recognized derivative instruments accounted for under ASC 815 (Derivatives and Hedging); (ii) repurchase agreements and reverse repurchase agreements; and (iii) securities borrowing and securities lending transactions.

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs over-the-counter derivatives (“OTC”), including Forward Contracts, and typically contains, among other things, collateral posting terms, netting and rights of set-off provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and receivables to create a single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral requirements generally differ by type of derivative. Collateral terms are contract-specific for OTC derivatives (e.g. foreign exchange contracts, options and certain swaps). Generally, for transactions traded under an ISDA Master Agreement, the collateral requirements are calculated by netting the marked to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to a Fund from its derivatives counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from a counterparty’s non-performance.

The Funds’ security lending activities are governed by a Securities Lending Authorization Agreement (“Lending Agreement”) between the Funds and the lending agent. The Lending Agreement authorizes the lending agent to lend qualifying U.S. and foreign securities held by a Fund to approved borrowers (each a “Borrower”). To mitigate borrower risk, a Fund typically receives from a Borrower, collateral in the form of U.S. dollar cash and/or securities issued or guaranteed by the U.S. government or its agencies in excess of the market value of the securities loaned. Under the provisions of the Lending Agreement, a Fund shall have, as to the collateral, all of the rights and remedies of a secured party under applicable law. A Fund is exposed to risk of loss if a Borrower defaults on its obligation to return borrowed securities and the value of the collateral a Fund received is insufficient to cover the

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Notes to Financial Statements (continued)

market value of the securities loaned. Also, the lending agent is permitted to invest the cash collateral it receives from a Borrower into a money market fund which is subject to market fluctuation. Therefore, a Fund is exposed to risk of loss if the value of invested cash collateral is insufficient to satisfy the Fund’s obligation to return the full amount owed to such Borrower.

For financial reporting purposes, the Funds elect to not offset assets and liabilities subject to an ISDA Master Agreement or Lending Agreement, if any, in the Statements of Assets and Liabilities. Therefore, all qualifying transactions are presented on a gross basis in the Statements of Assets and Liabilities. As of March 31, 2018, the impact of netting of assets and liabilities and the offsetting of collateral pledged or received based on contractual netting/set-off provisions in the ISDA Master Agreement and the Lending Agreement are detailed in the following table:

	Assets				Liabilities
Fund	Gross Amounts in the Statements of Assets and Liabilities	Gross Amounts Not Offset in the Statements of Assets and Liabilities		Net Amount	Gross Amounts in the Statements of Assets and Liabilities	Gross Amounts Not Offset in the Statements of Assets and Liabilities		Net Amount
		Financial Instruments	Collateral Received			Financial Instruments	Collateral Posted
Australia Dividend Fund
Securities Lending	$3,714,073	$—	$(3,714,073)[1]	$—	$—	$—	$—	$—
Foreign Currency Contracts	—	—	—	—	3	—	—	3
Europe Hedged Equity Fund
Securities Lending	225,298,985	—	(225,298,985)[1]	—	—	—	—	—
Foreign Currency Contracts	11,024,214	(11,024,214)	—	—	46,751,138	(11,024,214)	—	35,726,924
Europe Hedged SmallCap Equity Fund
Securities Lending	5,350,139	—	(5,350,139)[1]	—	—	—	—	—
Foreign Currency Contracts	1,967	(1,967)	—	—	922,706	(1,967)	—	920,739
Europe Quality Dividend Growth Fund
Securities Lending	997,702	—	(997,702)[1]	—	—	—	—	—
Europe SmallCap Dividend Fund
Securities Lending	72,078,311	—	(72,078,311)[1]	—	—	—	—	—
Foreign Currency Contracts	7,917	(191)	—	7,726	191	(191)	—	—
Germany Hedged Equity Fund
Securities Lending	6,555	—	(6,555)[1]	—	—	—	—	—
Foreign Currency Contracts	1,141	(1,141)	—	—	565,369	(1,141)	—	564,228
International Dividend ex-Financials Fund
Securities Lending	1,854,574	—	(1,854,574)[1]	—	—	—	—	—
Foreign Currency Contracts	—	—	—	—	531	—	—	531
International Equity Fund
Securities Lending	41,672,599	—	(41,672,599)[1]	—	—	—	—	—
International Hedged Quality Dividend Growth Fund
Securities Lending	16,078,154	—	(16,078,154)[1]	—	—	—	—	—
Foreign Currency Contracts	2,245,664	(2,241,103)	—	4,561	2,953,817	(2,241,103)	—	712,714
International High Dividend Fund
Securities Lending	9,427,586	—	(9,427,586)[1]	—	—	—	—	—
International LargeCap Dividend Fund
Securities Lending	12,281,757	—	(12,281,757)[1]	—	—	—	—	—
Foreign Currency Contracts	484	(77)	—	407	77	(77)	—	—
International MidCap Dividend Fund
Securities Lending	20,511,870	—	(20,511,870)[1]	—	—	—	—	—
Foreign Currency Contracts	—	—	—	—	1	—	—	1
International Quality Dividend Growth Fund
Securities Lending	673,665	—	(673,665)[1]	—	—	—	—	—
Foreign Currency Contracts	2,375	(2,074)	—	301	2,353	(2,074)	—	279
International SmallCap Dividend Fund
Securities Lending	180,926,916	—	(180,926,916)[1]	—	—	—	—	—
Japan Hedged Equity Fund
Securities Lending	542,027,489	—	(542,027,489)[1]	—	—	—	—	—
Foreign Currency Contracts	3,380,797	(3,380,797)	—	—	34,651,583	(3,380,797)	—	31,270,786

166	WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

Notes to Financial Statements (continued)

	Assets				Liabilities
Fund	Gross Amounts in the Statements of Assets and Liabilities	Gross Amounts Not Offset in the Statements of Assets and Liabilities		Net Amount	Gross Amounts in the Statements of Assets and Liabilities	Gross Amounts Not Offset in the Statements of Assets and Liabilities		Net Amount
		Financial Instruments	Collateral Received			Financial Instruments	Collateral Posted
Japan Hedged Financials Fund
Securities Lending	$3,238,508	$—	$(3,238,508)[1]	$—	$—	$—	$—	$—
Foreign Currency Contracts	13,016	(8,585)	—	4,431	47,904	(8,585)	—	39,319
Japan Hedged Quality Dividend Growth Fund
Securities Lending	235,499	—	(235,499)[1]	—	—	—	—	—
Foreign Currency Contracts	4,387	(2,890)	—	1,497	16,099	(2,890)	—	13,209
Japan Hedged SmallCap Equity Fund
Securities Lending	35,254,827	—	(35,254,827)[1]	—	—	—	—	—
Foreign Currency Contracts	65,271	(43,051)	—	22,220	239,968	(43,051)	—	196,917
Japan SmallCap Dividend Fund
Securities Lending	113,412,308	—	(113,412,308)[1]	—	—	—	—	—
[1]	The amount of collateral presented has been limited such that the net amount by counterparty cannot be less than zero.

Short-Term Investments — Each Fund may invest a portion of its assets in high-quality money market instruments on an ongoing basis to provide liquidity or for other reasons. The instruments include short-term obligations issued by the U.S. government, its agencies, non-U.S. government agencies, negotiable certificates of deposit (“CDs”), fixed time deposits and bankers’ acceptances of U.S. and foreign banks and similar institutions, commercial papers, repurchase agreements and money market funds. CDs are short-term negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Banker’s acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

Tax Information and Dividends and Distributions to Shareholders — It is each Fund’s policy to comply with all requirements of the Internal Revenue Code of 1986, as amended (the “Code”). Each Fund intends to qualify for and to elect treatment as a separate Regulated Investment Company (“RIC”) under Subchapter M of the Code. In order to qualify for the special tax treatment accorded RICs and their shareholders, each Fund must, among other things, distribute with respect to each taxable year an amount equal to or greater than the sum of 90% of its investment company taxable income and 90% of its net tax-exempt interest income. There can be no guarantee that a Fund will pay dividends. Taxable net realized gains from investment transactions, reduced by capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. The Funds may occasionally be required to make supplemental distributions at some other time during the year. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of each Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with the requirements of the Code and the U.S. Treasury regulations. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their Federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions that exceed earnings and profit for tax purposes are reported for tax purposes as a return of capital.

3. ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

WTAM has overall responsibility for the general management and administration of the Trust. WTAM provides an investment program for each Fund. WTAM has arranged for BNY Mellon Asset Management North America Corporation (‘‘BNY Mellon AMNA’’) to provide sub-advisory services to the Funds. BNY Mellon AMNA is compensated by WTAM at no additional cost to the Funds. WTAM also arranges for transfer agency, custody, fund accounting, fund administration, securities lending and all other non-distribution related services necessary for the Funds to operate, which are generally under separate agreements entered into between the Trust on behalf of the Funds and the applicable service provider. Under the investment advisory agreement for each Fund, WTAM agrees to pay all expenses of the Funds, except for certain expenses described in Note 2.

Pursuant to a separate contractual arrangement, as also described in Note 2, WTAM arranges for the provision of CCO services with respect to each Fund, and is liable and responsible for, and administers, payments to the CCO, the Independent Trustees and counsel to the Independent Trustees in exchange for a fee, accrued daily and paid monthly in arrears, of up to 0.0044% per annum

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Notes to Financial Statements (continued)

of each Fund’s average daily net assets. WTAM expects to receive advisory fees from each Fund, based on a percentage of the Fund’s average daily net assets, as shown in the following table:

Fund	Advisory Fee Rate (before fee waiver)	Advisory Fee Waiver[1]	Advisory Fee Waiver Expiration Date
Australia Dividend Fund	0.58%	—	—
Europe Hedged Equity Fund	0.58%	—	—
Europe Hedged SmallCap Equity Fund	0.58%	—	—
Europe Quality Dividend Growth Fund	0.58%	—	—
Europe SmallCap Dividend Fund	0.58%	—	—
Germany Hedged Equity Fund	0.48%	—	—
International Dividend ex-Financials Fund	0.58%	—	—
International Equity Fund	0.48%	—	—
International Hedged Quality Dividend Growth Fund	0.58%	—	—
International High Dividend Fund	0.58%	—	—
International LargeCap Dividend Fund	0.48%	—	—
International MidCap Dividend Fund	0.58%	—	—
International Quality Dividend Growth Fund	0.48%	(0.10)%	July 31, 2018
International SmallCap Dividend Fund	0.58%	—	—
Japan Hedged Equity Fund	0.48%	—	—
Japan Hedged Financials Fund	0.48%	—	—
Japan Hedged Quality Dividend Growth Fund	0.48%	(0.05)%	July 31, 2018
Japan Hedged SmallCap Equity Fund	0.58%	—	—
Japan SmallCap Dividend Fund	0.58%	—	—
[1]

WTAM has contractually agreed to waive a portion of its advisory fee by the waiver amount listed per annum based on the average daily net assets through the expiration date listed, unless earlier terminated by the Board of Trustees of the Trust for any reason. The dollar amount of contractual fee waivers are included in “Expense waivers” on the Statements of Operations.

Each Fund may purchase shares of affiliated ETFs in secondary market transactions to reduce cash balances. For these transactions, WTAM waives its advisory fees for each Fund’s investment in affiliated funds. The waivers may be reduced to offset the incremental costs related to these investments (fund accounting, safekeeping, transaction fees, etc.) that are paid by WTAM out of its advisory fee. The dollar amount of advisory fees waived during the period for the Funds, if any, are shown in the Statements of Operations in “Expense waivers”.

Affiliated holdings are funds which are managed by, or an affiliate of, WTAM. Transactions with affiliated funds during the fiscal year ended March 31, 2018 are as follows:

Fund	Value at 3/31/2017	Purchases/ Additions	Sales/ Reductions	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 3/31/2018	Dividend Income
Europe SmallCap Dividend Fund
International MidCap Dividend Fund	$3,682,595	$14,626,031	$13,179,964	$266,108	$(154,645)	$5,240,125	$62,946
International Dividend ex-Financials Fund
International LargeCap Dividend Fund	$149,230	$5,689,892	$5,743,492	$27,379	$7,026	$130,035	$90,752
International Equity Fund
International Dividend ex-Financials Fund	$2,084,743	$10,562,892	$12,629,145	$5,050	$(23,366)	$174	$123,514
International High Dividend Fund
International LargeCap Dividend Fund	$—	$8,497,155	$8,094,514	$(132,490)	$(2,461)	$267,690	$85,123
International LargeCap Dividend Fund
International MidCap Dividend Fund	$864,125	$8,770,174	$8,997,165	$126,788	$(3,959)	$759,963	$96,426
International MidCap Dividend Fund
Australia Dividend Fund	$—	$1,694,469	$1,648,732	$(823)	$(2,261)	$42,653	$14,174
Japan Hedged Equity Fund	—	2,236,943	2,202,830	10,265	(466)	43,912	26,992
Total	$—	$3,931,412	$3,851,562	$9,442	$(2,727)	$86,565	$41,166

168	WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

Notes to Financial Statements (continued)

Fund	Value at 3/31/2017	Purchases/ Additions	Sales/ Reductions	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 3/31/2018	Dividend Income
International SmallCap Dividend Fund
Europe SmallCap Dividend Fund	$3,487,375	$20,188,471	$20,127,564	$407,586	$(56,288)	$3,899,580	$225,251
Japan SmallCap Dividend Fund	2,809,050	14,788,978	14,829,187	420,602	30,656	3,220,099	106,256
Total	$6,296,425	$34,977,449	$34,956,751	$828,188	$(25,632)	$7,119,679	$331,507
Japan SmallCap Dividend Fund
Japan Hedged Equity Fund	$134,092	$23,571,014	$23,679,007	$194,697	$24,192	$244,988	$105,991

During the fiscal year ended March 31, 2018, certain Funds engaged in purchase and sale transactions with funds that have a common investment adviser, WTAM. These interfund purchase and sale transactions were effected in accordance with Rule 17a-7 under the 1940 Act. For the fiscal year ended March 31, 2018, the cost of purchases, proceeds from sales and the net realized gain or loss recognized upon the disposal of securities resulting from interfund transactions are shown in the following table:

Fund	Purchases	Sales	Net Realized Gain/Loss
Australia Dividend Fund	$1,100,919	$2,397,245	$317,856
Europe Hedged Equity Fund	40,136,466	13,224,941	(1,584,345)
Europe Hedged SmallCap Equity Fund	5,785,088	4,791,553	(838,654)
Europe Quality Dividend Growth Fund	2,089,153	954,378	(77,356)
Europe SmallCap Dividend Fund	26,543,323	27,745,073	1,210,499
Germany Hedged Equity Fund	2,004,826	2,246,810	64,442
International Dividend ex-Financials Fund	9,762,994	9,486,647	(639,494)
International Equity Fund	31,925,005	20,517,006	308,253
International Hedged Quality Dividend Growth Fund	37,140,291	40,230,665	(1,118,461)
International High Dividend Fund	9,317,692	10,468,775	181,641
International LargeCap Dividend Fund	10,927,089	8,732,393	(935,254)
International MidCap Dividend Fund	18,496,085	17,110,340	3,169,903
International Quality Dividend Growth Fund	1,155,370	464,722	(16,194)
International SmallCap Dividend Fund	24,965,369	50,510,501	(8,081,836)
Japan Hedged Equity Fund	19,619,691	35,981,224	4,486,110
Japan Hedged Quality Dividend Growth Fund	655,460	1,261,276	(28,720)
Japan Hedged SmallCap Equity Fund	4,389,763	4,196,687	(330,329)
Japan SmallCap Dividend Fund	11,654,580	13,776,501	(1,436,720)

Related Party Transactions — WTAM or its affiliates may from time to time own shares of a Fund. As of March 31, 2018, WTAM held shares of the following Funds which were purchased through an unaffiliated broker in ordinary brokerage transactions in the secondary market in which the Funds’ shares trade:

Fund	Fund Shares held by WTAM	Market Value of Fund Shares held by WTAM	Dividends paid to WTAM on Fund Shares
Europe Hedged Equity Fund*	—	$—	$143
Europe SmallCap Dividend Fund	24	1,678	31
International Equity Fund	134	7,351	226
International High Dividend Fund	79	3,442	88
International Quality Dividend Growth Fund	439	13,521	97
International SmallCap Dividend Fund	275	21,018	442
Japan Hedged Equity Fund	117	6,553	127
Japan SmallCap Dividend Fund	27	2,196	22
*	No shares were held in this Fund by WTAM at the end of the period.

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds	169

Notes to Financial Statements (continued)

At March 31, 2018, approximately 25% of the International Quality Dividend Growth Fund’s outstanding shares were held by an affiliated fund.

4. CAPITAL SHARE TRANSACTIONS

As of March 31, 2018, there were an unlimited number of $0.001 par value shares of beneficial interest authorized by the Trust. Shares are issued and redeemed by each Fund only in creation units or multiples thereof. Except when aggregated in creation units, shares of each Fund are not redeemable. Transactions in shares for each Fund are disclosed in detail in the Statements of Changes in Net Assets. The consideration for the purchase of creation units of a Fund generally consists of the in-kind contribution of a portfolio of equity securities and an amount of cash. Investors purchasing and redeeming creation units may be charged a purchase transaction fee and a redemption transaction fee to offset transfer and other transaction costs associated with the issuance and redemption of creation units.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding purchases and sales resulting from in-kind capital share transactions and short-term investments) and the cost of purchases and the proceeds from sales resulting from in-kind capital share transactions (excluding short-term investments) for the fiscal year ended March 31, 2018 are shown in the following table. Realized gains and losses on sales resulting from in-kind capital share redemptions, as shown on the Statements of Operations, are not recognized by the Funds for tax purposes.

			In-kind Capital Share Transactions
Fund	Purchases	Sales	Purchases	Sales
Australia Dividend Fund	$10,321,603	$10,526,478	$—	$2,880,743
Europe Hedged Equity Fund	1,693,363,882	2,653,118,795	283,808,830	3,473,092,201
Europe Hedged SmallCap Equity Fund	57,771,628	61,313,415	13,614,688	41,482,055
Europe Quality Dividend Growth Fund	7,765,235	7,466,234	56,131,548	3,832,889
Europe SmallCap Dividend Fund	425,678,585	353,858,385	303,563,350	75,381,342
Germany Hedged Equity Fund	22,736,121	38,548,137	1,649,329	37,413,219
International Dividend ex-Financials Fund	72,243,543	72,333,670	2,292,697	21,468,015
International Equity Fund	165,725,482	160,527,065	139,006,203	8,101,735
International Hedged Quality Dividend Growth Fund	221,837,273	215,242,298	68,966,371	84,573,946
International High Dividend Fund	82,771,355	81,766,466	64,690,855	—
International LargeCap Dividend Fund	63,743,574	62,977,729	51,844,270	—
International MidCap Dividend Fund	54,022,206	54,305,289	80,089,968	—
International Quality Dividend Growth Fund	5,936,399	6,237,930	16,072,906	2,282,525
International SmallCap Dividend Fund	464,383,077	465,139,304	429,856,812	—
Japan Hedged Equity Fund	1,524,835,354	2,000,368,993	1,138,694,205	3,777,865,383
Japan Hedged Financials Fund	9,099,679	10,993,520	60,567,669	53,644,403
Japan Hedged Quality Dividend Growth Fund	4,027,621	4,609,904	—	—
Japan Hedged SmallCap Equity Fund	50,381,472	50,941,138	99,076,892	38,906,555
Japan SmallCap Dividend Fund	150,539,476	118,588,342	548,585,017	72,626,432

6. FEDERAL INCOME TAXES

At March 31, 2018, the cost of investments (including securities on loan and derivatives) for Federal income tax purposes was as follows:

Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Australia Dividend Fund	$33,508,537	$4,340,788	$(2,644,040)	$1,696,748
Europe Hedged Equity Fund	6,088,737,095	916,713,350	(459,483,709)	457,229,641
Europe Hedged SmallCap Equity Fund	127,409,137	34,411,571	(3,898,124)	30,513,447
Europe Quality Dividend Growth Fund	70,590,317	4,901,241	(2,617,187)	2,284,054
Europe SmallCap Dividend Fund	1,167,201,812	198,446,203	(92,860,789)	105,585,414
Germany Hedged Equity Fund	80,920,587	14,336,679	(4,541,409)	9,795,270
International Dividend ex-Financials Fund	204,451,388	18,843,627	(24,981,220)	(6,137,593)

170	WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

Notes to Financial Statements (continued)

Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
International Equity Fund	$837,133,396	$142,197,722	$(34,219,484)	$107,978,238
International Hedged Quality Dividend Growth Fund	479,570,303	87,073,895	(18,703,487)	68,370,408
International High Dividend Fund	328,580,647	36,325,304	(23,795,707)	12,529,597
International LargeCap Dividend Fund	415,826,466	56,566,631	(19,829,294)	36,737,337
International MidCap Dividend Fund	257,896,900	50,413,283	(8,417,427)	41,995,856
International Quality Dividend Growth Fund	22,886,833	2,381,614	(417,603)	1,964,011
International SmallCap Dividend Fund	1,670,445,881	448,312,048	(68,513,720)	379,798,328
Japan Hedged Equity Fund	6,209,802,543	912,263,411	(189,072,782)	723,190,629
Japan Hedged Financials Fund	45,157,882	201,180	(3,081,330)	(2,880,150)
Japan Hedged Quality Dividend Growth Fund	11,614,565	2,488,823	(237,511)	2,251,312
Japan Hedged SmallCap Equity Fund	195,539,429	34,181,936	(1,530,233)	32,651,703
Japan SmallCap Dividend Fund	1,011,524,106	157,465,689	(7,457,422)	150,008,267

At March 31, 2018, the components of accumulated earnings/(loss) on a tax-basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Capital and Other Losses	Net Unrealized Appreciation/ (Depreciation)	Currency and Other Unrealized Appreciation/ (Depreciation)	Total Accumulated Earnings/(Losses)
Australia Dividend Fund	$63,187	$(13,291,126)	$1,696,748	$(3,412)	$(11,534,603)
Europe Hedged Equity Fund	15,797,064	(2,285,576,202)	457,229,641	1,337,932	(1,811,211,565)
Europe Hedged SmallCap Equity Fund	—	(32,949,712)	30,513,447	14,182	(2,422,083)
Europe Quality Dividend Growth Fund	363,934	(2,447,671)	2,284,054	754	201,071
Europe SmallCap Dividend Fund	6,826,673	(121,697,607)	105,585,414	35,452	(9,250,068)
Germany Hedged Equity Fund	—	(37,280,552)	9,795,270	52,993	(27,432,289)
International Dividend ex-Financials Fund	873,129	(23,779,901)	(6,137,593)	12,435	(29,031,930)
International Equity Fund	4,363,448	(45,682,764)	107,978,238	25,940	66,684,956
International Hedged Quality Dividend Growth Fund	—	(50,516,071)	68,370,408	31,840	17,886,177
International High Dividend Fund	1,498,688	(38,802,865)	12,529,597	14,021	(24,760,559)
International LargeCap Dividend Fund	1,915,089	(44,998,926)	36,737,337	22,138	(6,324,362)
International MidCap Dividend Fund	1,233,650	(12,548,293)	41,995,856	2,782	30,683,995
International Quality Dividend Growth Fund	147,571	(258,958)	1,964,011	(160)	1,852,464
International SmallCap Dividend Fund	9,981,818	(41,485,464)	379,798,328	(1,069)	348,293,613
Japan Hedged Equity Fund	122,643,990	(2,030,729,603)	723,190,629	(77,067)	(1,184,972,051)
Japan Hedged Financials Fund	610,550	(8,336,601)	(2,880,150)	(3,094)	(10,609,295)
Japan Hedged Quality Dividend Growth Fund	115,968	(2,919,900)	2,251,312	(264)	(552,884)
Japan Hedged SmallCap Equity Fund	2,960,010	(32,981,091)	32,651,703	(2,866)	2,627,756
Japan SmallCap Dividend Fund	9,220,961	(24,658,480)	150,008,267	(18,366)	134,552,382

The tax character of distributions paid during the fiscal years or periods ended March 31, 2018 and March 31, 2017 was as follows:

	Year Ended March 31, 2018		Year Ended March 31, 2017
Fund	Distributions Paid from Ordinary Income*	Distributions Paid from Return of Capital	Distributions Paid from Ordinary Income*
Australia Dividend Fund	$1,500,462	$—	$1,434,229
Europe Hedged Equity Fund	205,511,362	—	315,544,643
Europe Hedged SmallCap Equity Fund	2,354,900	58,350	5,737,894
Europe Quality Dividend Growth Fund	538,884	—	368,213
Europe SmallCap Dividend Fund	28,824,886	—	33,816,718
Germany Hedged Equity Fund	2,509,207	845,543	6,533,500
International Dividend ex-Financials Fund	7,674,532	—	8,722,068
International Equity Fund	24,687,701	—	21,780,815

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds	171

Notes to Financial Statements (continued)

	Year Ended March 31, 2018		Year Ended March 31, 2017
Fund	Distributions Paid from Ordinary Income*	Distributions Paid from Return of Capital	Distributions Paid from Ordinary Income*
International Hedged Quality Dividend Growth Fund	$2,883,500	$—	$12,264,750
International High Dividend Fund	11,744,233	—	10,595,744
International LargeCap Dividend Fund	12,934,443	—	13,027,235
International MidCap Dividend Fund	6,153,904	—	4,427,444
International Quality Dividend Growth Fund	213,547	—	87,988	[1]
International SmallCap Dividend Fund	49,435,198	—	37,730,923
Japan Hedged Equity Fund	218,205,485	—	163,798,365
Japan Hedged Financials Fund	658,576	—	270,439
Japan Hedged Quality Dividend Growth Fund	316,270	—	251,560
Japan Hedged SmallCap Equity Fund	2,644,796	—	1,523,152
Japan SmallCap Dividend Fund	11,126,041	—	7,628,997
*	Includes short-term capital gains if any.

[1]	For the period April 7, 2016 (commencement of operations) through March 31, 2017.

At March 31, 2018, for Federal tax purposes, the Funds have capital loss carryforwards available to offset future capital gains through the years indicated. To the extent that these loss carryforwards are utilized, capital gains so offset will not be distributed to shareholders.

Fund	Capital Loss Available Through 2019	Short-Term Post- Effective No Expiration	Long-Term Post- Effective No Expiration	Capital Loss Available Total
Australia Dividend Fund	$2,670,223	$5,021,774	$5,599,129	$13,291,126
Europe Hedged Equity Fund	—	1,301,514,697	984,061,505	2,285,576,202
Europe Hedged SmallCap Equity Fund	—	18,876,022	14,073,690	32,949,712
Europe Quality Dividend Growth Fund	—	1,552,577	895,094	2,447,671
Europe SmallCap Dividend Fund	2,102,724	78,866,156	40,728,727	121,697,607
Germany Hedged Equity Fund	—	19,722,930	17,457,458	37,180,388
International Dividend ex-Financials Fund	—	13,313,687	10,466,214	23,779,901
International Equity Fund	8,855,174	6,804,849	30,022,741	45,682,764
International Hedged Quality Dividend Growth Fund	—	27,285,281	21,437,379	48,722,660
International High Dividend Fund	7,637,372	6,048,014	25,117,479	38,802,865
International LargeCap Dividend Fund	8,092,071	10,000,578	26,906,277	44,998,926
International MidCap Dividend Fund	11,183,904	1,364,389	—	12,548,293
International Quality Dividend Growth Fund	—	203,666	55,292	258,958
International SmallCap Dividend Fund	6,365,431	35,120,033	—	41,485,464
Japan Hedged Equity Fund	—	1,191,771,942	838,957,661	2,030,729,603
Japan Hedged Financials Fund	—	4,105,800	4,230,801	8,336,601
Japan Hedged Quality Dividend Growth Fund	—	1,471,652	1,448,248	2,919,900
Japan Hedged SmallCap Equity Fund	—	16,858,204	16,122,887	32,981,091
Japan SmallCap Dividend Fund	3,661,232	18,243,731	2,753,517	24,658,480

Capital losses incurred after October 31 (“post-October capital losses”) and late year ordinary losses incurred after December 31 within the taxable year are deemed to arise on the first business day of each Fund’s next taxable year.

172	WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

Notes to Financial Statements (continued)

During the fiscal year ended March 31, 2018, the following Funds incurred and will elect to defer post-October capital losses and late year ordinary losses as follows:

Fund	Late Year Ordinary Loss	Short-Term Post-October Capital Losses	Long-Term Post-October Capital Losses
Australia Dividend Fund	$—	$—	$—
Europe Hedged Equity Fund	—	—	—
Europe Hedged SmallCap Equity Fund	—	—	—
Europe Quality Dividend Growth Fund	—	—	—
Europe SmallCap Dividend Fund	—	—	—
Germany Hedged Equity Fund	100,164	—	—
International Dividend ex-Financials Fund	—	—	—
International Equity Fund	—	—	—
International Hedged Quality Dividend Growth Fund	1,793,411	—	—
International High Dividend Fund	—	—	—
International LargeCap Dividend Fund	—	—	—
International MidCap Dividend Fund	—	—	—
International Quality Dividend Growth Fund	—	—	—
International SmallCap Dividend Fund	—	—	—
Japan Hedged Equity Fund	—	—	—
Japan Hedged Financials Fund	—	—	—
Japan Hedged Quality Dividend Growth Fund	—	—	—
Japan Hedged SmallCap Equity Fund	—	—	—
Japan SmallCap Dividend Fund	—	—	—

During the fiscal year ended March 31, 2018, the amount of capital loss carryforwards used to offset realized gains and the amount of capital loss carryforwards that expired unused are shown in the following table:

Fund	Expired Capital Loss Carryforward	Utilized Capital Loss Carryforward
Australia Dividend Fund	$10,402,798	$—
Europe Hedged Equity Fund	—	—
Europe Hedged SmallCap Equity Fund	—	—
Europe Quality Dividend Growth Fund	—	—
Europe SmallCap Dividend Fund	15,981,777	—
Germany Hedged Equity Fund	—	—
International Dividend ex-Financials Fund	106,422,557	—
International Equity Fund	187,173,747	—
International Hedged Quality Dividend Growth Fund	—	—
International High Dividend Fund	41,582,445	—
International LargeCap Dividend Fund	21,950,675	—
International MidCap Dividend Fund	49,400,362	4,153,781
International Quality Dividend Growth Fund	—	—
International SmallCap Dividend Fund	176,126,796	20,546,015
Japan Hedged Equity Fund	—	—
Japan Hedged Financials Fund	—	—
Japan Hedged Quality Dividend Growth Fund	—	—
Japan Hedged SmallCap Equity Fund	—	—
Japan SmallCap Dividend Fund	13,069,045	—

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds	173

Notes to Financial Statements (concluded)

At March 31, 2018, the effect of permanent “book/tax” reclassifications resulted in increases (decreases) to the components of net assets as follows:

Fund	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)	Paid-in Capital
Australia Dividend Fund	$(22,778)	$9,710,987	$(9,688,209)
Europe Hedged Equity Fund	13,543,687	(442,755,975)	429,212,288
Europe Hedged SmallCap Equity Fund	(852,516)	(9,221,073)	10,073,589
Europe Quality Dividend Growth Fund	7,865	(686,821)	678,956
Europe SmallCap Dividend Fund	2,087,102	(16,079,079)	13,991,977
Germany Hedged Equity Fund	(946,811)	(4,057,828)	5,004,639
International Dividend ex-Financials Fund	193,503	104,025,180	(104,218,683)
International Equity Fund	277,459	183,992,096	(184,269,555)
International Hedged Quality Dividend Growth Fund	(6,923,228)	(11,155,804)	18,079,032
International High Dividend Fund	70,389	41,512,054	(41,582,443)
International LargeCap Dividend Fund	192,213	21,758,462	(21,950,675)
International MidCap Dividend Fund	43,642	49,356,721	(49,400,363)
International Quality Dividend Growth Fund	2,622	(367,810)	365,188
International SmallCap Dividend Fund	1,677,764	174,449,032	(176,126,796)
Japan Hedged Equity Fund	54,234,253	(776,786,805)	722,552,552
Japan Hedged Financials Fund	91,329	(1,828,850)	1,737,521
Japan Hedged Quality Dividend Growth Fund	47,204	(47,204)	—
Japan Hedged SmallCap Equity Fund	984,502	(12,450,741)	11,466,239
Japan SmallCap Dividend Fund	1,563,589	(8,335,601)	6,772,012

The differences are primarily due to redemptions-in-kind, foreign currency transactions, investments in passive foreign investment companies, expiration of capital loss carryforwards and foreign capital gains taxes.

GAAP provides guidance on tax provisions that prescribe a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Foreign taxes are provided for based on each Fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded. As of and during the fiscal year ended March 31, 2018, the Funds did not have any liabilities for unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in the future. If applicable, the Funds will recognize interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other” expenses on the Statements of Operations. The Funds file tax returns with the Internal Revenue Service, the State of New York, and various other states. Generally, each of the tax years in the four-year period ended March 31, 2018, remains subject to examination by taxing authorities.

7. ADDITIONAL INFORMATION

The Board of Trustees, after careful consideration, approved the liquidation of the WisdomTree Global ex-U.S. Hedged Dividend Fund, the WisdomTree Global ex-U.S. Hedged Real Estate Fund, the WisdomTree Japan Hedged Capital Goods Fund, the WisdomTree Japan Hedged Health Care Fund, the WisdomTree Japan Hedged Real Estate Fund and the WisdomTree United Kingdom Hedged Equity Fund.

The last day of secondary market trading of shares of the Funds on their respective exchanges was March 16, 2018. Shareholders were able to sell Fund shares through a broker in the standard manner through this date. Customary brokerage charges may have applied to such transactions. Each Fund was closed to new investors after the close of business on March 16, 2018.

Beginning on or about this date, each Fund was in the process of liquidating its portfolio assets. This caused each Fund to increase its cash holdings and deviate from the investment objective and strategies stated in its prospectus.

Shareholders that remained in the Funds had their shares automatically redeemed and received cash in an amount equal to the net asset value of their shares as of the close of business on March 23, 2018 and were not charged any transaction fees by the Funds. This amount included any accrued capital gains and dividends.

Whether an investor sold their shares or were automatically redeemed, an investor generally would have recognized a capital gain (or loss) equal to the amount received above (or below) their adjusted cost basis in such shares.

174	WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of WisdomTree Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of WisdomTree Trust (the “Trust”) (comprising WisdomTree Australia Dividend Fund, WisdomTree Europe Hedged Equity Fund, WisdomTree Europe Hedged SmallCap Equity Fund, WisdomTree Europe Quality Dividend Growth Fund, WisdomTree Europe SmallCap Dividend Fund, WisdomTree Germany Hedged Equity Fund, WisdomTree International Dividend ex-Financials Fund, WisdomTree International Equity Fund, WisdomTree International Hedged Quality Dividend Growth Fund, WisdomTree International High Dividend Fund, WisdomTree International LargeCap Dividend Fund, WisdomTree International MidCap Dividend Fund, WisdomTree International Quality Dividend Growth Fund, WisdomTree International SmallCap Dividend Fund, WisdomTree Japan Hedged Equity Fund, WisdomTree Japan Hedged Financials Fund, WisdomTree Japan Hedged Quality Dividend Growth Fund, WisdomTree Japan Hedged SmallCap Equity Fund and WisdomTree Japan SmallCap Dividend Fund (collectively referred to as the “Funds”)) including the schedules of investments, as of March 31, 2018, and the related statements of operations, and changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds comprising WisdomTree Trust at March 31, 2018, the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Funds comprising the WisdomTree Trust	Statement of operations	Statements of changes in net assets	Financial highlights

WisdomTree Australia Dividend Fund

WisdomTree Europe Hedged Equity Fund

WisdomTree Europe SmallCap Dividend Fund

WisdomTree International Dividend ex-Financials Fund

WisdomTree International Equity Fund

WisdomTree International High Dividend Fund

WisdomTree International LargeCap Dividend Fund

WisdomTree International MidCap Dividend Fund

WisdomTree International SmallCap Dividend Fund

WisdomTree Japan Hedged Equity Fund

WisdomTree Japan SmallCap Dividend Fund

	For the year ended March 31, 2018	For each of the two years in the period ended March 31, 2018	For each of the five years in the period ended March 31, 2018

WisdomTree Europe Hedged SmallCap Equity Fund	For the year ended March 31, 2018	For each of the two years in the period ended March 31, 2018	For each of the three years in the period ended March 31, 2018 and the period from March 4, 2015 (commencement of operations) through March 31, 2015

WisdomTree Europe Quality Dividend Growth Fund WisdomTree International Hedged Quality Dividend Growth Fund	For the year ended March 31, 2018	For each of the two years in the period ended March 31, 2018	For each of the three years in the period ended March 31, 2018 and the period from May 7, 2014 (commencement of operations) through March 31, 2015

WisdomTree Germany Hedged Equity Fund	For the year ended March 31, 2018	For each of the two years in the period ended March 31, 2018	For each of the four years in the period ended March 31, 2018 and the period from October 17, 2013 (commencement of operations) through March 31, 2014

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds	175

Report of Independent Registered Public Accounting Firm (concluded)

Funds comprising the WisdomTree Trust	Statement of operations	Statements of changes in net assets	Financial highlights
WisdomTree International Quality Dividend Growth Fund	For the year ended March 31, 2018	For the year ended March 31, 2018 and the period from April 7, 2016 (commencement of operations) through March 31, 2017

WisdomTree Japan Hedged Financials Fund	For the year ended March 31, 2018	For each of the two years in the period ended March 31, 2018	For each of the three years in the period ended March 31, 2018 and the period from April 8, 2014 (commencement of operations) through March 31, 2015

WisdomTree Japan Hedged Quality Dividend Growth Fund	For the year ended March 31, 2018	For each of the two years in the period ended March 31, 2018	For each of the two years in the period ended March 31, 2018 and the period from April 9, 2015 (commencement of operations) through March 31, 2016

WisdomTree Japan Hedged SmallCap Equity Fund	For the year ended March 31, 2018	For each of the two years in the period ended March 31, 2018	For each of the four years in the period ended March 31, 2018 and the period from June 28, 2013 (commencement of operations) through March 31, 2014

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2018, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more WisdomTree investment companies since 2006.

New York, NY

May 24, 2018

176	WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

Trustees and Officers Information (unaudited)

The Board of Trustees is responsible for overseeing the management and affairs of the Funds and the Trust. The Board of Trustees elects the officers of the Trust who are responsible for administering the Trust’s day-to-day operations. Each Trustee serves until his or her successor is duly elected or appointed and qualified.

The address of each Trustee and Officer is c/o WisdomTree Asset Management, Inc., 245 Park Avenue, 35th Floor, New York, NY 10167.

Independent Trustees

Name and Year of Birth of Trustee/Officer	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Officer*	Other Directorships Held by Trustee During the Past 5 Years
David G. Chrencik^ (1948)	Trustee, 2014- present	Chief Financial Officer of Sarus Indochina Select LP (hedge fund) since 2012; Chief Financial Officer of GeoGreen BioFuels, Inc. (biodiesel fuel producer) from 2010 to 2014; Audit Partner at PricewaterhouseCoopers LLP (public accounting firm) from 1972 to 2009 (includes positions prior to becoming Audit Partner and predecessor firms).	80	Trustee, Vericimetry Funds (2011 to 2014); Director, Bennett Group of Funds (2011 to 2013); Trustee, del Rey Global Investors Funds (2011 to 2012).

Joel Goldberg# (1945)	Trustee, 2012- present	Attorney, Of Counsel at Stroock & Stroock & Lavan LLP (“Stroock”) since 2015; Attorney, Partner at Stroock from 2010 to 2014; Attorney, Partner at Willkie Farr & Gallagher LLP from 2006 to 2010.	80	Director, Better Business Bureau (Metropolitan New York, Long Island and the Mid-Hudson Region).

Toni Massaro† (1955)	Trustee, 2006- present	Dean Emerita at the University of Arizona James E. Rogers College of Law (“Rogers College of Law”) since 2009 (distinguished Emerita in July 2009); Dean at the Rogers College of Law from 1999 to 2009; Regents’ Professor since 2006; Milton O. Riepe Chair in Constitutional Law since 1997; Professor at the Rogers College of Law since 1990.	80	None

Melinda A. Raso Kirstein‡ (1955)	Trustee, 2014- present	Retired since 2004, Merrill Lynch Investment Management, Vice President; Senior Portfolio Manager, Fixed Income Management; Director, Tax Exempt Fund Management.	80	Associate Alumnae of Douglass College, Member of Investment Committee.

Victor Ugolyn (1947)	Trustee, 2006- present; Chairman of the Board of Trustees, 2006-present	Private Investor, 2005 to present; President and Chief Executive Officer of William D. Witter, Inc. from 2005 to 2006; Consultant to AXA Enterprise in 2004; Chairman, President and Chief Executive Officer of Enterprise Capital Management (subsidiary of The MONY Group, Inc.) and Enterprise Group of Funds, Chairman of MONY Securities Corporation, and Chairman of the Fund Board of Enterprise Group of Funds from 1991 to 2004.	80	Member of the Board of Governors of Naismith Memorial Basketball Hall of Fame (2001-2016).

*	As of March 31, 2018.

^	Chair of the Audit Committee.

#	Chair of the Contracts Review Committee.

†	Chair of the Governance, Nominating and Compliance Committee.

‡	Chair of the Investment Committee.

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds	177

Trustees and Officers Information (unaudited) (concluded)

Interested Trustee and Officers

Name and Year of Birth of Trustee/Officer	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Officer*	Other Directorships Held by Trustee During the Past 5 Years
Jonathan Steinberg** (1964)	Trustee, 2005- present President, 2005-present	President, WisdomTree Investments, Inc. and WisdomTree Asset Management, Inc. since 2012; Chief Executive Officer, WisdomTree Investments, Inc. and WisdomTree Asset Management, Inc. since 2005.	80	Director, WisdomTree Investments, Inc. and WisdomTree Asset Management, Inc.

David Castano** (1971)	Treasurer, 2013- present	Director of Fund Accounting & Administration, WisdomTree Asset Management, Inc., since 2011.	80	None

Terry Jane Feld** (1960)	Chief Compliance Officer, 2012- present	Chief Compliance Officer, WisdomTree Asset Management, Inc. since 2012; Senior Compliance Officer, WisdomTree Asset Management since 2011.	80	None

Ryan Louvar** (1972)	Secretary and Chief Legal Officer, 2013- present	General Counsel, WisdomTree Asset Management, Inc. since 2013; Vice President and Senior Managing Counsel, State Street, 2005 to 2013.	80	None

Joanne Antico** (1975)	Assistant Secretary, 2018-present	Senior Investment Management Counsel, WisdomTree Asset Management, Inc. since 2016; Executive Director and Assistant Secretary, Morgan Stanley Investment Management Inc., 2005 to 2016.	80	None

Clint Martin** (1977)	Assistant Treasurer, 2015-present	Fund Manager, Fund Accounting & Administration, WisdomTree Asset Management, Inc., since 2012; Vice President of Legg Mason & Co. and served as Assistant Treasurer from 2010 to 2012 and Assistant Controller from 2006 to 2010 of certain mutual funds associated with Legg Mason & Co.	80	None

*	As of March 31, 2018.

**	Elected by and serves at the pleasure of the Board.

178	WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

Supplemental Information (unaudited)

Federal Income Tax Information

The following Federal tax information related to the Funds’ fiscal year ended March 31, 2018, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2019.

Certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year ended March 31, 2018, the following represents the maximum amount of ordinary income distributions that may be considered qualified dividend income:

Fund	Qualified Dividend Income
Australia Dividend Fund	$1,500,462
Europe Hedged Equity Fund	130,139,863
Europe Hedged SmallCap Equity Fund	2,354,900
Europe Quality Dividend Growth Fund	538,884
Europe SmallCap Dividend Fund	28,824,886
Germany Hedged Equity Fund	2,509,207
International Dividend ex-Financials Fund	6,407,362
International Equity Fund	21,880,579
International Hedged Quality Dividend Growth Fund	2,883,500
International High Dividend Fund	9,656,283
International LargeCap Dividend Fund	10,819,711
International MidCap Dividend Fund	6,153,904
International Quality Dividend Growth Fund	213,547
International SmallCap Dividend Fund	48,363,880
Japan Hedged Equity Fund	187,158,749
Japan Hedged Financials Fund	658,576
Japan Hedged Quality Dividend Growth Fund	316,270
Japan Hedged SmallCap Equity Fund	2,644,796
Japan SmallCap Dividend Fund	11,126,041

The Funds intend to elect to pass through to shareholders the credit for taxes paid to foreign countries during the fiscal year ended March 31, 2018. The gross foreign source income and foreign taxes paid are as follows:

Fund	Gross Foreign Income	Foreign Taxes Paid
Australia Dividend Fund	$1,516,779	$11,901
Europe Hedged Equity Fund	132,212,938	14,884,404
Europe Hedged SmallCap Equity Fund	4,065,964	539,200
Europe Quality Dividend Growth Fund	1,055,483	98,020
Europe SmallCap Dividend Fund	31,186,674	2,624,527
Germany Hedged Equity Fund	4,140,765	432,430
International Dividend ex-Financials Fund	6,723,291	444,436
International Equity Fund	24,547,605	1,655,604
International Hedged Quality Dividend Growth Fund	11,647,279	988,192
International High Dividend Fund	11,058,629	693,051
International LargeCap Dividend Fund	12,118,254	810,912
International MidCap Dividend Fund	7,142,436	460,080
International Quality Dividend Growth Fund	380,558	36,424
International SmallCap Dividend Fund	52,462,622	4,514,128
Japan Hedged Equity Fund	193,026,245	19,300,695
Japan Hedged Financials Fund	868,835	86,884
Japan Hedged Quality Dividend Growth Fund	328,201	32,744
Japan Hedged SmallCap Equity Fund	3,521,242	352,095
Japan SmallCap Dividend Fund	17,275,126	1,718,254

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds	179

General Information (unaudited)

Proxy Voting Policies, Procedures and Record

A complete copy of the Proxy Voting Policy may be obtained upon request, at no charge, by calling 1-866-909-WISE (9473) or writing to: WisdomTree Trust, c/o Foreside Fund Services, LLC, Three Canal Plaza Suite 100, Portland, ME, 04101.

The Trust is required to disclose annually the Funds’ complete proxy voting record on Form N-PX covering the most recent 12-month period ended June 30 and to file Form N-PX with the SEC no later than August 31 of each year. The current Form N-PX for the Funds is available at no charge upon request by calling 1-866-909-WISE (9473) or through the Trust’s website at www.wisdomtree.com. The Funds’ Form N-PX is also available on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Funds are required to file their complete schedule of portfolio holdings with the SEC for their first and third fiscal quarters on Form N-Q. Copies of the filings are available, without charge, on the SEC’s website at www.sec.gov and are also available by calling the Trust at 1-866-909-WISE (9473). You can also obtain copies of Form N-Q by (i) visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC’s Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.

Information about each Fund’s portfolio holdings is available daily, without charge, at www.wisdomtree.com.

The Statement of Additional Information (“SAI”) has additional information about the Funds’ Trustees and Officers and is available without charge upon request. Contact your financial representative for a free prospectus or SAI.

Frequency Distribution of Discounts & Premiums

Information about differences between the per share net asset value of each Fund and the market trading price of shares of each Fund are available, without charge, at www.wisdomtree.com.

180	WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

The WisdomTree Family of Funds

The following is a list of WisdomTree Funds being offered, along with their respective ticker symbols, as of March 31, 2018:

WisdomTree Domestic Equity Funds

WisdomTree U.S. Dividend ex-Financials Fund (DTN)

WisdomTree U.S. Earnings 500 Fund (EPS)

WisdomTree U.S. High Dividend Fund (DHS)

WisdomTree U.S. LargeCap Dividend Fund (DLN)

WisdomTree U.S. MidCap Dividend Fund (DON)

WisdomTree U.S. MidCap Earnings Fund (EZM)

WisdomTree U.S. Multifactor Fund (USMF)

WisdomTree U.S. Quality Dividend Growth Fund (DGRW)

WisdomTree U.S. Quality Shareholder Yield Fund (QSY)

WisdomTree U.S. SmallCap Dividend Fund (DES)

WisdomTree U.S. SmallCap Earnings Fund (EES)

WisdomTree U.S. SmallCap Quality Dividend Growth Fund (DGRS)

WisdomTree U.S. Total Dividend Fund (DTD)

WisdomTree U.S. Total Earnings Fund (EXT)

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

WisdomTree Australia Dividend Fund (AUSE)

WisdomTree Dynamic Currency Hedged Europe Equity Fund (DDEZ)

WisdomTree Dynamic Currency Hedged International Equity Fund (DDWM)

WisdomTree Dynamic Currency Hedged International Quality Dividend Growth Fund (DHDG)

WisdomTree Dynamic Currency Hedged International SmallCap Equity Fund (DDLS)

WisdomTree Dynamic Currency Hedged Japan Equity Fund (DDJP)

WisdomTree Europe Hedged Equity Fund (HEDJ)

WisdomTree Europe Hedged SmallCap Equity Fund (EUSC)

WisdomTree Europe Domestic Economy Fund (EDOM)

WisdomTree Europe Quality Dividend Growth Fund (EUDG)

WisdomTree Europe SmallCap Dividend Fund (DFE)

WisdomTree Germany Hedged Equity Fund (DXGE)

WisdomTree Global Hedged SmallCap Dividend Fund (HGSD)

WisdomTree International Dividend ex-Financials Fund (DOO)

WisdomTree International Equity Fund (DWM)

WisdomTree International Hedged Quality Dividend Growth Fund (IHDG)

WisdomTree International High Dividend Fund (DTH)

WisdomTree International LargeCap Dividend Fund (DOL)

WisdomTree International MidCap Dividend Fund (DIM)

WisdomTree International Quality Dividend Growth Fund (IQDG)

WisdomTree International SmallCap Dividend Fund (DLS)

WisdomTree Japan Hedged Equity Fund (DXJ)

WisdomTree Japan Hedged Financials Fund (DXJF)

WisdomTree Japan Hedged Quality Dividend Growth Fund (JHDG)

WisdomTree Japan Hedged SmallCap Equity Fund (DXJS)

WisdomTree Japan SmallCap Dividend Fund (DFJ)

WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets

WisdomTree Asia Pacific ex-Japan Fund (AXJL)

WisdomTree China ex-State-Owned Enterprises Fund (CXSE)

WisdomTree Emerging Markets Consumer Growth Fund (EMCG)

WisdomTree Emerging Markets Dividend Fund (DVEM)

WisdomTree Emerging Markets ex-State-Owned Enterprises Fund (XSOE)

WisdomTree Emerging Markets High Dividend Fund (DEM)

WisdomTree Emerging Markets Quality Dividend Growth Fund (DGRE)

WisdomTree Emerging Markets SmallCap Dividend Fund (DGS)

WisdomTree Global ex-Mexico Equity Fund (XMX)

WisdomTree Global ex-U.S. Quality Dividend Growth Fund (DNL)

WisdomTree Global ex-U.S. Real Estate Fund (DRW)

WisdomTree Global High Dividend Fund (DEW)

WisdomTree Global SmallCap Dividend Fund (GSD)

WisdomTree India Earnings Fund (EPI)

WisdomTree ICBCCS S&P China 500 Fund (WCHN)

WisdomTree Middle East Dividend Fund (GULF)

WisdomTree Currency Strategy Funds

WisdomTree Bloomberg U.S. Dollar Bullish Fund (USDU)

WisdomTree Brazilian Real Strategy Fund (BZF)

WisdomTree Chinese Yuan Strategy Fund (CYB)

WisdomTree Emerging Currency Strategy Fund (CEW)

WisdomTree Fixed Income Funds

WisdomTree Asia Local Debt Fund (ALD)

WisdomTree Barclays Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

WisdomTree Barclays Yield Enhanced U.S. Short-Term Aggregate Bond Fund (SHAG)

WisdomTree Barclays Negative Duration U.S. Aggregate Bond Fund (AGND)

WisdomTree Barclays Interest Rate Hedged U.S. Aggregate Bond Fund (AGZD)

WisdomTree Bloomberg Floating Rate Treasury Fund (USFR)

WisdomTree Negative Duration High Yield Bond Fund (HYND)

WisdomTree Interest Rate Hedged High Yield Bond Fund (HYZD)

WisdomTree Emerging Markets Corporate Bond Fund (EMCB)

WisdomTree Emerging Markets Local Debt Fund (ELD)

WisdomTree Fundamental U.S. Corporate Bond Fund (WFIG)

WisdomTree Fundamental U.S. High Yield Corporate Bond Fund (WFHY)

WisdomTree Fundamental U.S. Short-Term Corporate Bond Fund (SFIG)

WisdomTree Fundamental U.S. Short-Term High Yield Corporate Bond Fund (SFHY)

WisdomTree Alternative Funds

WisdomTree CBOE Russell 2000 PutWrite Strategy Fund (RPUT)

WisdomTree CBOE S&P 500 PutWrite Strategy Fund (PUTW)

WisdomTree Continuous Commodity Index Fund (GCC)

WisdomTree Dynamic Bearish U.S. Equity Fund (DYB)

WisdomTree Dynamic Long/Short U.S. Equity Fund (DYLS)

WisdomTree Managed Futures Strategy Fund (WTMF)

WisdomTree Asset Allocation Funds

WisdomTree Balanced Income Fund (WBAL)

The WisdomTree Funds are exchange traded funds (“ETFs”) registered with the United States Securities and Exchange Commission as separate series (“Funds”) of WisdomTree Trust (“Trust”). WisdomTree Asset Management, Inc., a wholly owned subsidiary of WisdomTree Investments, Inc., serves as the investment adviser to the Trust. None of the WisdomTree entities are affiliated with Foreside Fund Services, LLC, the Funds’ distributor. WisdomTree Investments, its affiliates and their independent providers are not liable for any informational errors, incompleteness, delays, or for any actions taken in reliance on information contained herein.

Investors should consider the investment objectives, risks, charges and expenses of the Funds carefully before investing. A prospectus, containing this and other information, is available at www.wisdomtree.com, or by calling 1-866-909-WISE (9473). Investors should read the prospectus carefully before investing. There are risks associated with investing, including possible loss of principal. Past performance does not guarantee future results. Indexes are unmanaged and you cannot invest directly in an index.

There are risks associated with investing including possible loss of principal. Foreign investing involves special risks, such as risk of loss from currency fluctuation or political or economic uncertainty. Investments in real estate involve additional special risks, such as credit risk, interest rate fluctuations and the effect of varied economic conditions. Funds that focus their investments in one country or region may be significantly impacted by events and developments associated with the region which can adversely affect performance. Funds focusing on a single sector and/or smaller companies generally experience greater price volatility. Investments in emerging, offshore or frontier markets are generally less liquid and less efficient than investments in developed markets and are subject to additional risks, such as risks of adverse governmental regulation and intervention or political developments. Inflation protected securities do not eliminate risks associated with inflation or deflation. Investments in currency involve additional special risks, such as credit risk and interest rate fluctuations. Derivative investments can be volatile and these investments may be less liquid than other securities, and more sensitive to the effect of varied economic conditions. As these Funds can have a high concentration in some issuers the Funds can be adversely impacted by changes affecting such issuers. Due to the investment strategy of certain Funds they may make higher capital gain distributions than other ETFs. Please read the Fund’s prospectus for specific details regarding the Fund’s risk profile.

Transactions in Fund shares will result in brokerage commissions and will generate tax consequences. Shares may be sold through brokerage accounts, but may be redeemed from the Funds only by Authorized Participants in large creation unit size aggregations of shares.

WisdomTree Trust

245 Park Avenue, 35th Floor

New York, NY 10167

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

WisdomTree Australia Dividend Fund (AUSE)

WisdomTree Europe Hedged Equity Fund (HEDJ)

WisdomTree Europe Hedged SmallCap Equity Fund (EUSC)

WisdomTree Europe Quality Dividend Growth Fund (EUDG)

WisdomTree Europe SmallCap Dividend Fund (DFE)

WisdomTree Germany Hedged Equity Fund (DXGE)

WisdomTree International Dividend ex-Financials Fund (DOO)

WisdomTree International Equity Fund (DWM)

WisdomTree International Hedged Quality Dividend Growth Fund (IHDG)

WisdomTree International High Dividend Fund (DTH)

WisdomTree International LargeCap Dividend Fund (DOL)

WisdomTree International MidCap Dividend Fund (DIM)

WisdomTree International Quality Dividend Growth Fund (IQDG)

WisdomTree International SmallCap Dividend Fund (DLS)

WisdomTree Japan Hedged Equity Fund (DXJ)

WisdomTree Japan Hedged Financials Fund (DXJF)

WisdomTree Japan Hedged Quality Dividend Growth Fund (JHDG)

WisdomTree Japan Hedged SmallCap Equity Fund (DXJS)

WisdomTree Japan SmallCap Dividend Fund (DFJ)

WisdomTree Fund shares are distributed by Foreside Fund Services, LLC, in the U.S. only.

WTGM-0798

WisdomTree Trust

Global/Global ex-U.S. and Emerging/Frontier Markets Funds

Annual Report

March 31, 2018

WisdomTree Asia Pacific ex-Japan Fund (AXJL)

WisdomTree China ex-State-Owned Enterprises Fund (CXSE)

WisdomTree Emerging Markets Consumer Growth Fund (EMCG)

WisdomTree Emerging Markets ex-State-Owned Enterprises Fund (XSOE)

WisdomTree Emerging Markets High Dividend Fund (DEM)

WisdomTree Emerging Markets Quality Dividend Growth Fund (DGRE)

WisdomTree Emerging Markets SmallCap Dividend Fund (DGS)

WisdomTree Global ex-U.S. Quality Dividend Growth Fund (DNL)

WisdomTree Global ex-U.S. Real Estate Fund (DRW)

WisdomTree Global High Dividend Fund (DEW)

WisdomTree India Earnings Fund (EPI)

WisdomTree Middle East Dividend Fund (GULF)

“WisdomTree” is a registered mark of WisdomTree Investments, Inc. and is licensed for use by the WisdomTree Trust.

Management’s Discussion of Funds’ Performance (unaudited)

Market Environment Overview

The emerging markets, as measured by the MSCI Emerging Markets Index, a broad measure of equity performance for emerging markets, returned 24.93% in the 12-month period that ended March 31, 2018. (the “period”). The global ex-U.S. equity markets, as measured by the MSCI ACWI ex-USA Index, a broad measure of equity performance for both developed and emerging markets excluding the U.S., returned 16.53% over the period. The MSCI ACWI ex-USA Index outperformed the S&P 500 Index by 2.54% and the MSCI Emerging Markets Index outperformed the S&P 500 Index by 10.94%. In local currency terms, the MSCI Emerging Markets Index and the MSCI ACWI ex-USA Index returned 22.01% and 8.93%, respectively. It is important to note the variations in the returns of these international exposures in both U.S. dollar and local currency terms. Particularly within the emerging markets, volatility in commodities prices combined with geopolitical risk led to mixed performance between emerging market currencies relative to the U.S. dollar over the period. On average, returns from foreign currency boosted returns experienced by U.S. investors holding emerging market securities.

Within the MSCI Emerging Markets Index, in U.S. dollar terms, all eleven sectors were positive. The Information Technology and Healthcare sectors led in performance, while the Utilities and Telecommunications sectors lagged. Within the MSCI ACWI ex-USA Index, in local currency terms, all but one of the eleven sectors were positive, with the Materials and Energy sectors leading and the Telecommunication Services and Real Estate sectors lagging. It is particularly important to note the effects of the U.S. dollar, which depreciated against most global currencies during the period.

Emerging markets were the best performing region among global asset classes for the period, as they have been one of the largest benefactors from the rebound in global growth. Much of the strong performance in emerging markets has been in the energy space, as oil has rallied strongly off the lows in mid-2017.

In Brazil, economic growth rebounded through the end of 2017 and has continued to be one of the main focal points for Brazilian markets, along with higher oil prices. Brazilian equities rallied strongly from mid 2017 through 2018, despite bouts of volatility from geopolitical risk.

Asian markets have also undergone many noteworthy changes, particularly in China. China has been the best performing country within emerging markets, led by large tech technology companies like Alibaba and Tencent. Liberalization of financial markets, as well as the rise of their technology sector, have driven these and other companies to record highs. The “hard landing” fears of a China slowdown seemed to have subsided, as China has been moving towards sustainable growth levels, backed by strong economic data. In June 2017, MSCI announced that it would include mainland China listed A-shares in their emerging market indexes for the first time beginning in May 2018. In early March 2018, the National People’s Congress removed the two-term limit on the presidency, allowing President Xi to serve indefinitely. While no definitive steps have been taken, concerns remain about U.S.-China relations as they relate to North Korea, trade, and intellectual property rights.

In Russia, volatility continues to be a concern as geopolitical tension is juxtaposed against a rebound in energy prices. Employment and consumer confidence remain strong due to the rebound in oil and natural gas. However, concerns over hacking, election meddling, and supporting controversial regimes has led the U.S. to impose even harsher economic sanctions.

WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds	1

Management’s Discussion of Funds’ Performance

(unaudited) (continued)

WisdomTree Funds’ Performance Overview

The following table reflects the WisdomTree Funds’ performance versus capitalization-weighted benchmark indexes:

Ticker	WisdomTree Fund	1-Year NAV Return	Performance Benchmark	1-Year Return	Difference
AXJL	WisdomTree Asia Pacific ex-Japan Fund	11.75%	MSCI Pacific ex-Japan/MSCI AC Asia Pacific ex-Japan Spliced Index	20.71%	-8.96%
CXSE	WisdomTree China ex-State-Owned Enterprises Fund	53.95%	FTSE China 50 Index	25.22%	28.73%
EMCG	WisdomTree Emerging Markets Consumer Growth Fund	19.05%	MSCI Emerging Markets Index	24.93%	-5.88%
XSOE	WisdomTree Emerging Markets ex-State-Owned Enterprises Fund	30.30%	MSCI Emerging Markets Index	24.93%	5.37%
DEM	WisdomTree Emerging Markets High Dividend Fund	20.98%	MSCI Emerging Markets Index	24.93%	-3.95%
DGRE	WisdomTree Emerging Markets Quality Dividend Growth Fund	19.44%	MSCI Emerging Markets Index	24.93%	-5.49%
DGS	WisdomTree Emerging Markets SmallCap Dividend Fund	23.55%	MSCI Emerging Markets Small Cap Index	18.62%	4.93%
DNL	WisdomTree Global ex-U.S. Quality Dividend Growth Fund	20.18%	MSCI Japan Value/MSCI AC World ex-USA Growth Spliced Index	19.92%	0.26%
DRW	WisdomTree Global ex-U.S. Real Estate Fund	21.90%	Dow Jones Global ex-U.S. Select Real Estate Securities Index	10.09%	11.81%
DEW	WisdomTree Global High Dividend Fund	7.02%	MSCI Europe Value/MSCI AC World Spliced Index	14.85%	-7.83%
EPI	WisdomTree India Earnings Fund	8.46%	MSCI India Index	10.23%	-1.77%
GULF	WisdomTree Middle East Dividend Fund	9.49%	MSCI Arabian Markets ex-Saudi Arabia Index	1.43%	8.06%

WisdomTree’s emerging market and global ex-U.S. fundamental-weighted funds are designed to track indexes based on the dividend or earnings stream generated by the companies included in the index. The dividend stream is defined as the sum of all dividends paid over the prior twelve months for each company. The earnings stream is defined as the total dollar level of earnings for all companies within each index. There are two primary factors that drive performance differentials versus market cap-weighted benchmarks. The first is aggregate exposure to one or more sectors or countries. The second is stock selection within each sector or country. Both are determined as part of WisdomTree’s rules based index methodology. These exposures are not subjectively determined. Rather, they are objectively determined at the index rebalancing dates based on the dividend stream or earnings stream.

While the overall emerging markets performed in line or above both the broad U.S. and developed international markets, there was a noticeable difference in performance between the different sectors and countries. Most notably, the WisdomTree China ex-State-Owned Enterprises Fund (CXSE) was the best performing fund over the full period, outperforming the FTSE China 50 Index by 28.73% and the MSCI Emerging Markets Index by 29.02% based on NAV. CXSE’s strategy aims to screen out companies in which the state owns 20% or more which has led to overweights in Information Technology and Consumer Cyclical sectors and underweights in Financials and Energy sectors.

Among the WisdomTree global and global-ex U.S. funds, the WisdomTree Global ex-U.S. Real Estate Fund (DRW) was one of the best performing. DRW returned 21.90% over the period based on NAV, and it outperformed its benchmark, the Dow Jones Global ex-U.S. Select Real Estate Securities Index by 11.81%. The main reason for this outperformance is attributed to its largest country exposures in Hong Kong and China. One of the worst performing funds over the period was the WisdomTree Global High Dividend Fund (DEW) which trailed its benchmark by 7.83% based on NAV. This was in large part due to the largest country weight being the U.S., which had marginally positive performance during the period.

2	WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds

Management’s Discussion of Funds’ Performance

(unaudited) (concluded)

Fund returns are shown at NAV. Please see Performance Summaries on the subsequent pages for more complete performance information. Please see pages 16-18 for the list of index descriptions.

Fund performance assumes reinvestment of dividends and capital gain distributions. An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore, index returns do not reflect deductions for fees or expenses and an index is not available for direct investment. In comparison, the Funds’ performance is negatively impacted by these deductions. Fund returns do not reflect brokerage commissions or taxes on transactions in Fund shares or taxes that a shareholder would pay on Fund distributions. Past performance is no guarantee of future results. For the most recent month-end performance information visit www.wisdomtree.com.

WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds	3

Performance Summary (unaudited)

WisdomTree Asia Pacific ex-Japan Fund (AXJL)

Sector Breakdown† as of 3/31/18

Sector	% of Net Assets
Financials	21.5%
Information Technology	17.0%
Telecommunication Services	14.9%
Materials	10.6%
Energy	9.6%
Consumer Staples	6.5%
Industrials	5.6%
Utilities	5.3%
Consumer Discretionary	3.5%
Real Estate	3.4%
Health Care	1.5%
Investment Company	0.2%
Other Assets less Liabilities‡	0.4%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings* as of 3/31/18

Description	% of Net Assets
China Mobile Ltd.	7.2%
Taiwan Semiconductor Manufacturing Co., Ltd.	5.0%
Samsung Electronics Co., Ltd.	3.9%
CNOOC Ltd.	3.0%
BHP Billiton Ltd.	2.4%
China Construction Bank Corp., Class H	2.3%
Telstra Corp., Ltd.	2.2%
Hon Hai Precision Industry Co., Ltd.	2.0%
Singapore Telecommunications Ltd.	2.0%
Commonwealth Bank of Australia	1.8%
*	The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree Asia Pacific ex-Japan Fund (the ‘‘Fund’’) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree Asia Pacific ex-Japan Index.

The Fund returned 11.75% at net asset value (“NAV”) for the fiscal year ending March 31, 2018 (for more complete information please see table below). The Fund benefited from its investment in China. The Fund’s investment in Australia detracted from performance.

The following performance table is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of the Fund’s portfolio securities.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore, index returns do not reflect deductions for fees or expenses and the index is not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns do not reflect brokerage commissions or taxes a shareholder would pay on the sale of Fund shares or on Fund distributions. As of the Fund’s current prospectus dated August 1, 2017, the Fund’s annual expense ratio was 0.48%.

Performance as of 3/31/18

	Average Annual Total Return
	1 Year	3 Year	5 Year	10 Year	Since Inception[1]
Fund NAV Returns	11.75%	4.45%	3.59%	3.88%	6.97%
Fund Market Price Returns	12.78%	4.79%	3.70%	3.94%	7.07%
WisdomTree Pacific ex-Japan Dividend/Asia Pacific ex-Japan Spliced Index[2]	12.26%	4.95%	3.96%	4.61%	7.80%
MSCI Pacific ex-Japan/MSCI AC Asia Pacific ex-Japan Spliced Index[3]	20.71%	8.05%	6.56%	5.28%	7.62%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca, Inc. on June 16, 2006.
[2]	WisdomTree Pacific ex-Japan Dividend Index through June 17, 2011; WisdomTree Asia Pacific ex-Japan Index thereafter.
[3]	MSCI Pacific ex-Japan Index through June 17, 2011; MSCI AC Asia Pacific ex-Japan Index thereafter.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data for the most recent month-end is available at www.wisdomtree.com. WisdomTree shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. eastern time NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

4	WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds

Performance Summary (unaudited)

WisdomTree China ex-State-Owned Enterprises Fund (CXSE)

Sector Breakdown† as of 3/31/18

Sector	% of Net Assets
Information Technology	33.5%
Consumer Discretionary	22.4%
Financials	16.0%
Real Estate	8.1%
Health Care	7.0%
Industrials	5.5%
Consumer Staples	4.0%
Materials	2.2%
Utilities	0.8%
Telecommunication Services	0.3%
Other Assets less Liabilities‡	0.2%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings* as of 3/31/18

Description	% of Net Assets
Tencent Holdings Ltd.	9.9%
Alibaba Group Holding Ltd., ADR	9.0%
Ping An Insurance Group Co. of China Ltd., Class A	5.9%
Ping An Insurance Group Co. of China Ltd., Class H	5.2%
Baidu, Inc., ADR	4.8%
JD.com, Inc., ADR	3.7%
China Minsheng Banking Corp., Ltd., Class A	2.5%
Ctrip.com International Ltd., ADR	2.3%
Midea Group Co., Ltd., Class A	2.3%
Country Garden Holdings Co., Ltd.	1.9%

*	The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree China ex-State-Owned Enterprises Fund (the ‘‘Fund’’) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree China ex-State-Owned Enterprises Index.

The Fund returned 53.95% at net asset value (“NAV”) for the fiscal year ending March 31, 2018 (for more complete information please see table below). The Fund’s position in Information Technology contributed to performance while its position in Telecommunication Services detracted from performance.

The following performance table is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of the Fund’s portfolio securities.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore, index returns do not reflect deductions for fees or expenses and the index is not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns do not reflect brokerage commissions or taxes a shareholder would pay on the sale of Fund shares or on Fund distributions. As of the Fund’s current prospectus dated August 1, 2017, the Fund’s net and gross annual expense ratios were 0.32% and 0.63%, respectively. WisdomTree Asset Management, Inc. has contractually agreed to limit the management fee to 0.32% through July 31, 2018, unless earlier terminated by the Board of Trustees of the Trust for any reason at any time.

Performance as of 3/31/18

	Average Annual Total Return
	1 Year	3 Year	5 Year	Since Inception[1]
Fund NAV Returns	53.95%	18.22%	13.17%	12.58%
Fund Market Price Returns	55.06%	18.41%	13.38%	12.60%
WisdomTree China Dividend ex-Financials/China ex-State-Owned Enterprises Spliced Index[2]	54.43%	19.56%	14.07%	13.44%
MSCI China Index	38.91%	10.50%	11.33%	11.72%
FTSE China 50 Index	25.22%	5.18%	8.43%	8.75%
[1]	Total returns are calculated based on the commencement of Fund trading on the NASDAQ on September 19, 2012.
[2]	WisdomTree China Dividend ex-Financials Index through June 30, 2015; WisdomTree China ex-State-Owned Enterprises Index thereafter.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data for the most recent month-end is available at www.wisdomtree.com. WisdomTree shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. eastern time NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds	5

Performance Summary (unaudited)

WisdomTree Emerging Markets Consumer Growth Fund (EMCG)

Sector Breakdown† as of 3/31/18

Sector	% of Net Assets
Consumer Discretionary	35.1%
Consumer Staples	23.0%
Information Technology	13.3%
Real Estate	8.1%
Financials	7.9%
Telecommunication Services	5.6%
Industrials	4.8%
Health Care	1.0%
Utilities	0.7%
Other Assets less Liabilities‡	0.5%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings* as of 3/31/18

Description	% of Net Assets
KT&G Corp.	5.1%
America Movil S.A.B. de C.V., Series L	4.1%
Wal-Mart de Mexico S.A.B. de C.V.	3.9%
AU Optronics Corp.	3.7%
LG Display Co., Ltd.	3.5%
Woolworths Holdings Ltd.	2.4%
Shoprite Holdings Ltd.	2.3%
Ping An Insurance Group Co. of China Ltd., Class H	2.0%
Truworths International Ltd.	1.8%
Foschini Group Ltd. (The)	1.6%
*	The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree Emerging Markets Consumer Growth Fund (the ‘‘Fund’’) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree Emerging Markets Consumer Growth Index.

The Fund returned 19.05% at net asset value (“NAV”) for the fiscal year ending March 31, 2018 (for more complete information please see table below). The Fund’s position in China contributed to performance while its position in Russia detracted from performance.

The following performance table is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of the Fund’s portfolio securities.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore, index returns do not reflect deductions for fees or expenses and the index is not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns do not reflect brokerage commissions or taxes a shareholder would pay on the sale of Fund shares or on Fund distributions. As of the Fund’s current prospectus dated August 1, 2017, the Fund’s net and gross annual expenses ratios were 0.32% and 0.63%, respectively. WisdomTree Asset Management, Inc. has contractually agreed to limit the management fee to 0.32% through July 31, 2018, unless earlier terminated by the Board of Trustees of the Trust for any reason at any time.

Performance as of 3/31/18

	Average Annual Total Return
	1 Year	3 Year	Since Inception[1]
Fund NAV Returns	19.05%	4.23%	3.38%
Fund Market Price Returns	20.76%	4.81%	3.63%
WisdomTree Emerging Markets Consumer Growth Index	19.39%	4.70%	4.03%
MSCI Emerging Markets Index	24.93%	8.81%	5.92%
[1]	Total returns are calculated based on the commencement of Fund trading on the NASDAQ on September 27, 2013.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data for the most recent month-end is available at www.wisdomtree.com. WisdomTree shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. eastern time NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

6	WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds

Performance Summary (unaudited)

WisdomTree Emerging Markets ex-State-Owned Enterprises Fund (XSOE)

Sector Breakdown† as of 3/31/18

Sector	% of Net Assets
Information Technology	33.2%
Financials	17.9%
Consumer Discretionary	12.8%
Consumer Staples	8.2%
Materials	6.1%
Energy	5.5%
Industrials	5.1%
Health Care	4.1%
Telecommunication Services	2.9%
Real Estate	2.7%
Utilities	1.1%
Other Assets less Liabilities‡	0.4%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings* as of 3/31/18

Description	% of Net Assets
Tencent Holdings Ltd.	7.3%
Alibaba Group Holding Ltd., ADR	5.4%
Samsung Electronics Co., Ltd.	4.4%
Taiwan Semiconductor Manufacturing Co., Ltd.	3.2%
Naspers Ltd., Class N	2.3%
Ping An Insurance Group Co. of China Ltd., Class H	1.7%
Lukoil PJSC, ADR	1.6%
Baidu, Inc., ADR	1.6%
Ping An Insurance Group Co. of China Ltd., Class A	1.2%
Reliance Industries Ltd., GDR	1.2%
*	The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree Emerging Markets ex-State-Owned Enterprises Fund (the ‘‘Fund’’) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree Emerging Markets ex-State-Owned Enterprises Index.

The Fund returned 30.30% at net asset value (“NAV”) for the fiscal year ending March 31, 2018 (for more complete information please see table below). The Fund’s position in China contributed to performance while its position in the Netherlands detracted from performance.

The following performance table is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of the Fund’s portfolio securities.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore, index returns do not reflect deductions for fees or expenses and the index is not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns do not reflect brokerage commissions or taxes a shareholder would pay on the sale of Fund shares or on Fund distributions. As of the Fund’s current prospectus dated August 1, 2017, the Fund’s net and gross annual expense ratios were 0.32% and 0.58%, respectively. WisdomTree Asset Management, Inc. has contractually agreed to limit the management fee to 0.32% through July 31, 2018, unless earlier terminated by the Board of Trustees of the Trust for any reason at any time.

Performance as of 3/31/18

	Average Annual Total Return
	1 Year	3 Year	Since Inception[1]
Fund NAV Returns	30.30%	10.32%	10.16%
Fund Market Price Returns	31.52%	10.77%	10.77%
WisdomTree Emerging Markets ex-State-Owned Enterprises Index	31.15%	11.93%	11.71%
MSCI Emerging Markets Index	24.93%	8.81%	8.68%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca, Inc. on December 10, 2014.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data for the most recent month-end is available at www.wisdomtree.com. WisdomTree shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. eastern time NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds	7

Performance Summary (unaudited)

WisdomTree Emerging Markets High Dividend Fund (DEM)

Sector Breakdown† as of 3/31/18

Sector	% of Net Assets
Financials	22.5%
Energy	18.4%
Materials	13.2%
Telecommunication Services	11.7%
Information Technology	11.6%
Consumer Discretionary	5.9%
Utilities	5.4%
Industrials	3.2%
Investment Company	3.1%
Real Estate	2.7%
Consumer Staples	1.4%
Health Care	0.7%
Other Assets less Liabilities‡	0.2%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings* as of 3/31/18

Description	% of Net Assets
Lukoil PJSC, ADR	4.1%
Gazprom PJSC, ADR	4.0%
Hon Hai Precision Industry Co., Ltd.	3.3%
China Construction Bank Corp., Class H	3.1%
China Mobile Ltd.	2.7%
Industrial & Commercial Bank of China Ltd., Class H	2.5%
MTN Group Ltd.	2.0%
China Petroleum & Chemical Corp., Class H	1.9%
Tatneft PJSC, ADR	1.7%
Bank of China Ltd., Class H	1.7%
*	The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree Emerging Markets High Dividend Fund (the ‘‘Fund’’) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree Emerging Markets High Dividend Index.

The Fund returned 20.98% at net asset value (“NAV”) for the fiscal year ending March 31, 2018 (for more complete information please see table below). The Fund benefited most significantly from its investment in China. The Fund was impacted most negatively by its investment in South Korea.

The following performance table is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of the Fund’s portfolio securities.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore, index returns do not reflect deductions for fees or expenses and the index is not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns do not reflect brokerage commissions or taxes a shareholder would pay on the sale of Fund shares or on Fund distributions. As of the Fund’s current prospectus dated August 1, 2017, the Fund’s annual expense ratio was 0.63%.

Performance as of 3/31/18

	Average Annual Total Return
	1 Year	3 Year	5 Year	10 Year	Since Inception[1]
Fund NAV Returns	20.98%	7.78%	1.24%	3.35%	3.43%
Fund Market Price Returns	21.68%	8.31%	1.36%	3.39%	3.25%
WisdomTree Emerging Markets High Dividend Index	21.58%	8.61%	2.22%	4.37%	4.43%
MSCI Emerging Markets Index	24.93%	8.81%	4.99%	3.02%	2.57%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca, Inc. on July 13, 2007.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data for the most recent month-end is available at www.wisdomtree.com. WisdomTree shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. eastern time NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

8	WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds

Performance Summary (unaudited)

WisdomTree Emerging Markets Quality Dividend Growth Fund (DGRE)

Sector Breakdown† as of 3/31/18

Sector	% of Net Assets
Information Technology	20.5%
Consumer Discretionary	20.3%
Consumer Staples	16.2%
Materials	10.0%
Industrials	9.2%
Telecommunication Services	7.6%
Health Care	6.6%
Financials	3.2%
Energy	3.0%
Real Estate	2.0%
Utilities	1.2%
Other Assets less Liabilities‡	0.2%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings* as of 3/31/18

Description	% of Net Assets
MMC Norilsk Nickel PJSC, ADR	6.0%
Telekomunikasi Indonesia Persero Tbk PT	3.9%
Taiwan Semiconductor Manufacturing Co., Ltd.	3.8%
America Movil S.A.B. de C.V., Series L	3.7%
Samsung Electronics Co., Ltd.	2.9%
Tencent Holdings Ltd.	2.6%
RMB Holdings Ltd.	2.5%
Novatek PJSC, GDR Reg S	2.4%
ITC Ltd.	1.9%
Tata Consultancy Services Ltd.	1.9%
*	The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree Emerging Markets Quality Dividend Growth Fund (the ‘‘Fund’’) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree Emerging Markets Quality Dividend Growth Index.

The Fund returned 19.44% at net asset value (“NAV”) for the fiscal year ending March 31, 2018 (for more complete information please see table below). The Fund’s position in China contributed to performance while its position in Indonesia detracted from performance.

The following performance table is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of the Fund’s portfolio securities.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore, index returns do not reflect deductions for fees or expenses and the index is not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns do not reflect brokerage commissions or taxes a shareholder would pay on the sale of Fund shares or on Fund distributions. As of the Fund’s current prospectus dated August 1, 2017, the Fund’s net and gross annual expense ratios were 0.32% and 0.63%, respectively. WisdomTree Asset Management, Inc. has contractually agreed to limit the management fee to 0.32% through July 31, 2018, unless earlier terminated by the Board of Trustees of the Trust for any reason at any time.

Performance as of 3/31/18

	Average Annual Total Return
	1 Year	3 Year	Since Inception[1]
Fund NAV Returns	19.44%	6.55%	3.84%
Fund Market Price Returns	18.82%	6.70%	3.52%
WisdomTree Emerging Markets Quality Dividend Growth Index	19.81%	7.30%	4.68%
MSCI Emerging Markets Index	24.93%	8.81%	6.87%
[1]	Total returns are calculated based on the commencement of Fund trading on the NASDAQ on August 1, 2013.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data for the most recent month-end is available at www.wisdomtree.com. WisdomTree shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. eastern time NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds	9

Performance Summary (unaudited)

WisdomTree Emerging Markets SmallCap Dividend Fund (DGS)

Sector Breakdown† as of 3/31/18

Sector	% of Net Assets
Information Technology	17.3%
Consumer Discretionary	15.7%
Industrials	14.9%
Financials	11.8%
Real Estate	11.2%
Materials	11.1%
Consumer Staples	6.7%
Health Care	3.7%
Utilities	3.7%
Energy	2.6%
Telecommunication Services	1.0%
Investment Company	0.0%	*
Other Assets less Liabilities‡	0.3%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

*	Represents less than 0.1%.

Top Ten Holdings* as of 3/31/18

Description	% of Net Assets
Truworths International Ltd.	1.5%
Foschini Group Ltd. (The)	1.3%
Moneta Money Bank AS	1.1%
Guangzhou R&F Properties Co., Ltd., Class H	1.0%
Hyprop Investments Ltd.	1.0%
AVI Ltd.	0.9%
SPAR Group Ltd. (The)	0.8%
Sinopec Shanghai Petrochemical Co., Ltd., Class H	0.8%
AirAsia Bhd	0.7%
Coronation Fund Managers Ltd.	0.7%
*	The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree Emerging Markets SmallCap Dividend Fund (the ‘‘Fund’’) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree Emerging Markets SmallCap Dividend Index.

The Fund returned 23.55% at net asset value (“NAV”) for the fiscal year ending March 31, 2018 (for more complete information please see table below). The Fund’s position in China contributed positively to performance while its position in the Philippines detracted from performance.

The following performance table is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of the Fund’s portfolio securities.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore, index returns do not reflect deductions for fees or expenses and the index is not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns do not reflect brokerage commissions or taxes a shareholder would pay on the sale of Fund shares or on Fund distributions. As of the Fund’s current prospectus dated August 1, 2017, the Fund’s annual expense ratio was 0.63%.

Performance as of 3/31/18

	Average Annual Total Return
	1 Year	3 Year	5 Year	10 Year	Since Inception[1]
Fund NAV Returns	23.55%	9.72%	4.09%	5.52%	3.71%
Fund Market Price Returns	24.22%	10.32%	4.15%	5.53%	3.83%
WisdomTree Emerging Markets SmallCap Dividend Index	24.10%	10.65%	5.02%	6.59%	4.81%
MSCI Emerging Markets Small Cap Index	18.62%	7.23%	4.58%	4.36%	1.95%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca, Inc. on October 30, 2007.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data for the most recent month-end is available at www.wisdomtree.com. WisdomTree shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. eastern time NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

10	WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds

Performance Summary (unaudited)

WisdomTree Global ex-U.S. Quality Dividend Growth Fund (DNL)

Sector Breakdown† as of 3/31/18

Sector	% of Net Assets
Consumer Discretionary	20.1%
Information Technology	18.3%
Consumer Staples	18.3%
Industrials	15.0%
Materials	9.3%
Health Care	7.9%
Financials	5.1%
Energy	1.9%
Telecommunication Services	1.9%
Real Estate	1.4%
Utilities	0.3%
Investment Company	0.0%	*
Other Assets less Liabilities‡	0.5%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

*	Represents less than 0.1%.

Top Ten Holdings* as of 3/31/18

Description	% of Net Assets
Unilever N.V., CVA	6.3%
British American Tobacco PLC	6.1%
Industria de Diseno Textil S.A.	5.4%
Taiwan Semiconductor Manufacturing Co., Ltd.	2.9%
Samsung Electronics Co., Ltd.	2.6%
Atlas Copco AB, Class A	2.2%
Pandora A/S	2.1%
ASML Holding N.V.	2.1%
CSL Ltd.	2.1%
Marine Harvest ASA	1.9%
*	The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree Global ex-U.S. Quality Dividend Growth Fund (the ‘‘Fund’’) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree Global ex-U.S. Quality Dividend Growth Index.

The Fund returned 20.18% at net asset value (“NAV”) for the fiscal year ending March 31, 2018 (for more complete information please see table below). The Fund benefited from its position in Taiwan. The Fund’s position in Spain contributed negatively to performance.

The following performance table is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of the Fund’s portfolio securities.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore, index returns do not reflect deductions for fees or expenses and the index is not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns do not reflect brokerage commissions or taxes a shareholder would pay on the sale of Fund shares or on Fund distributions. As of the Fund’s current prospectus dated August 1, 2017, the Fund’s annual expense ratio was 0.58%.

Performance as of 3/31/18

	Average Annual Total Return
	1 Year	3 Year	5 Year	10 Year	Since Inception[1]
Fund NAV Returns	20.18%	7.34%	4.91%	4.39%	3.83%
Fund Market Price Returns	20.89%	7.48%	4.97%	4.43%	3.92%
WisdomTree Japan Equity Income/Global ex-U.S. Quality Dividend Growth Spliced Index[2]	21.08%	8.09%	5.59%	5.07%	4.46%
MSCI Japan Value/MSCI AC World ex-USA Growth Spliced Index[3]	19.92%	7.28%	6.84%	6.20%	5.28%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca, Inc. on June 16, 2006.
[2]	WisdomTree Japan Equity Income Index through June 19, 2009; WisdomTree Global ex-U.S. Quality Dividend Growth Index thereafter.
[3]	MSCI Japan Value Index through June 19, 2009; MSCI AC World ex-USA Growth Index thereafter.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data for the most recent month-end is available at www.wisdomtree.com. WisdomTree shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. eastern time NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds	11

Performance Summary (unaudited)

WisdomTree Global ex-U.S. Real Estate Fund (DRW)

Industry Breakdown†

as of 3/31/18

Industry	% of Net Assets
Equity Real Estate Investment Trusts (REITs)	51.4%
Real Estate Management & Development	48.0%
Investment Company	0.1%
Capital Markets	0.1%
Energy Equipment & Services	0.1%
Other Assets less Liabilities‡	0.3%
Total	100.0%

†	The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings* as of 3/31/18

Description	% of Net Assets
Sun Hung Kai Properties Ltd.	3.6%
China Overseas Land & Investment Ltd.	3.0%
Unibail-Rodamco SE	3.0%
Scentre Group	2.3%
Henderson Land Development Co., Ltd.	2.0%
Vonovia SE	1.9%
Klepierre S.A.	1.9%
Link REIT	1.8%
Daiwa House Industry Co., Ltd.	1.6%
Westfield Corp.	1.5%

*	The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree Global ex-U.S. Real Estate Fund (the ‘‘Fund’’) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree Global ex-U.S. Real Estate Index.

The Fund returned 21.90% at net asset value (“NAV”) for the fiscal year ending March 31, 2018 (for more complete information please see table below). The Fund benefited most from its position in China, which had positive performance. The Fund’s position in Taiwan contributed negatively to performance.

The following performance table is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of the Fund’s portfolio securities.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore, index returns do not reflect deductions for fees or expenses and the index is not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns do not reflect brokerage commissions or taxes a shareholder would pay on the sale of Fund shares or on Fund distributions. As of the Fund’s current prospectus dated August 1, 2017, the Fund’s annual expense ratio was 0.58%.

Performance as of 3/31/18

	Average Annual Total Return
	1 Year	3 Year	5 Year	10 Year	Since Inception[1]
Fund NAV Returns	21.90%	8.60%	6.91%	3.67%	1.75%
Fund Market Price Returns	22.06%	8.73%	6.80%	3.51%	1.66%
WisdomTree International Real Estate/Global ex-U.S. Real Estate Spliced Index[2]	22.25%	8.84%	7.14%	3.73%	1.92%
Dow Jones Global ex-U.S. Select Real Estate Securities Index	10.09%	2.31%	3.26%	2.67%	0.12%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca, Inc. on June 5, 2007.
[2]	WisdomTree International Real Estate Index through June 17, 2011; WisdomTree Global ex-U.S. Real Estate Index thereafter.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data for the most recent month-end is available at www.wisdomtree.com. WisdomTree shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. eastern time NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

12	WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds

Performance Summary (unaudited)

WisdomTree Global High Dividend Fund (DEW)

Sector Breakdown† as of 3/31/18

Sector	% of Net Assets
Financials	19.1%
Energy	13.5%
Consumer Staples	10.7%
Telecommunication Services	10.5%
Utilities	8.4%
Information Technology	7.6%
Consumer Discretionary	7.5%
Health Care	6.8%
Real Estate	6.0%
Industrials	5.0%
Materials	4.1%
Investment Company	0.3%
Other Assets less Liabilities‡	0.5%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings* as of 3/31/18

Description	% of Net Assets
AT&T, Inc.	2.8%
Exxon Mobil Corp.	2.7%
Verizon Communications, Inc.	2.2%
Chevron Corp.	1.9%
Pfizer, Inc.	1.8%
Cisco Systems, Inc.	1.6%
Intel Corp.	1.5%
Procter & Gamble Co. (The)	1.5%
Wells Fargo & Co.	1.4%
Philip Morris International, Inc.	1.4%
*	The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree Global High Dividend Fund (the ‘‘Fund’’) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree Global High Dividend Index.

The Fund returned 7.02% at net asset value (“NAV”) for the fiscal year ending March 31, 2018 (for more complete information please see table below). The Fund benefited most from its investment in the United States of America, which had positive performance. The Fund’s position in Australia was a drag on performance.

The following performance table is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of the Fund’s portfolio securities.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore, index returns do not reflect deductions for fees or expenses and the index is not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns do not reflect brokerage commissions or taxes a shareholder would pay on the sale of Fund shares or on Fund distributions. As of the Fund’s current prospectus dated August 1, 2017, the Fund’s annual expense ratio was 0.58%.

Performance as of 3/31/18

	Average Annual Total Return
	1 Year	3 Year	5 Year	10 Year	Since Inception[1]
Fund NAV Returns	7.02%	5.35%	5.06%	2.24%	3.67%
Fund Market Price Returns	6.94%	5.42%	4.90%	2.21%	3.61%
WisdomTree Europe Equity Income/Global High Dividend Spliced Index[2]	6.92%	5.21%	5.07%	2.34%	3.88%
MSCI Europe Value/MSCI AC World Spliced Index[3]	14.85%	8.12%	9.20%	4.27%	5.40%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca, Inc. on June 16, 2006.
[2]	WisdomTree Europe Equity Income Index through June 19, 2009; WisdomTree Global High Dividend Index thereafter.
[3]	MSCI Europe Value Index through June 19, 2009; MSCI AC World Index thereafter.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data for the most recent month-end is available at www.wisdomtree.com. WisdomTree shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. eastern time NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds	13

Performance Summary (unaudited)

WisdomTree India Earnings Fund (EPI) (consolidated)

Sector Breakdown† as of 3/31/18

Sector	% of Net Assets
Financials	23.2%
Information Technology	19.1%
Energy	18.6%
Consumer Discretionary	9.6%
Materials	8.0%
Industrials	5.6%
Health Care	5.5%
Utilities	5.2%
Consumer Staples	4.3%
Telecommunication Services	1.4%
Real Estate	0.4%
Other Assets less Liabilities‡	-0.9%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings* as of 3/31/18

Description	% of Net Assets
Reliance Industries Ltd.	9.1%
Infosys Ltd.	8.6%
Housing Development Finance Corp., Ltd.	6.5%
Tata Consultancy Services Ltd.	4.0%
ICICI Bank Ltd.	2.8%
Oil & Natural Gas Corp., Ltd.	2.6%
HCL Technologies Ltd.	2.1%
Indian Oil Corp., Ltd.	1.9%
Sun Pharmaceutical Industries Ltd.	1.8%
Maruti Suzuki India Ltd.	1.8%
*	The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree India Earnings Fund (the ‘‘Fund’’) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree India Earnings Index.

The Fund returned 8.46% at net asset value (“NAV”) for the fiscal year ending March 31, 2018 (for more complete information please see table below). The Fund’s position in Energy contributed to performance while its position in Health Care detracted from performance.

The following performance table is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of the Fund’s portfolio securities.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore, index returns do not reflect deductions for fees or expenses and the index is not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns do not reflect brokerage commissions or taxes a shareholder would pay on the sale of Fund shares or on Fund distributions. As of the Fund’s current prospectus dated August 1, 2017, the Fund’s annual expense ratio was 0.83%.

Performance as of 3/31/18

	Average Annual Total Return
	1 Year	3 Year	5 Year	10 Year	Since Inception[1]
Fund NAV Returns	8.46%	5.69%	8.72%	2.27%	1.24%
Fund Market Price Returns	9.52%	5.93%	9.00%	2.27%	1.29%
WisdomTree India Earnings Index	10.58%	7.26%	10.11%	3.68%	2.65%
MSCI India Index	10.23%	4.27%	7.87%	2.96%	1.73%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca, Inc. on February 22, 2008.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data for the most recent month-end is available at www.wisdomtree.com. WisdomTree shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. eastern time NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

14	WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds

Performance Summary (unaudited)

WisdomTree Middle East Dividend Fund (GULF)

Sector Breakdown† as of 3/31/18

Sector	% of Net Assets
Financials	49.3%
Telecommunication Services	16.9%
Materials	10.5%
Industrials	8.0%
Real Estate	7.8%
Consumer Staples	1.8%
Utilities	1.6%
Energy	1.4%
Consumer Discretionary	1.3%
Health Care	0.3%
Other Assets less Liabilities‡	1.1%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings* as of 3/31/18

Description	% of Net Assets
Emirates Telecommunications Group Co. PJSC	5.4%
Saudi Basic Industries Corp.	5.4%
Al Rajhi Bank	4.5%
Mobile Telecommunications Co. KSC	4.4%
National Bank of Kuwait SAKP	4.1%
National Commercial Bank	3.1%
Qatar National Bank QPSC	3.1%
Arab Bank PLC	3.1%
Masraf Al Rayan QSC	2.9%
Ahli United Bank BSC	2.6%

*	The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree Middle East Dividend Fund (the ‘‘Fund’’) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree Middle East Dividend Index.

The Fund returned 9.49% at net asset value (“NAV”) for the fiscal year ending March 31, 2018 (for more complete information please see table below). The Fund’s position in Saudi Arabia contributed positively to performance while its position in Qatar detracted from performance.

The following performance table is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of the Fund’s portfolio securities.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore, index returns do not reflect deductions for fees or expenses and the index is not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns do not reflect brokerage commissions or taxes a shareholder would pay on the sale of Fund shares or on Fund distributions. As of the Fund’s current prospectus dated August 1, 2017, the Fund’s annual expense ratio was 0.88%.

Performance as of 3/31/18

	Average Annual Total Return
	1 Year	3 Year	5 Year	Since Inception[1]
Fund NAV Returns	9.49%	1.08%	6.87%	1.02%
Fund Market Price Returns	9.78%	1.07%	6.46%	0.77%
WisdomTree Middle East Dividend Index	10.79%	2.82%	8.36%	2.43%
MSCI Arabian Markets ex-Saudi Arabia Index	1.43%	-1.10%	3.55%	-3.38%
[1]	Total returns are calculated based on the commencement of Fund trading on the NASDAQ on July 16, 2008.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data for the most recent month-end is available at www.wisdomtree.com. WisdomTree shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. eastern time NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds	15

Description of Indexes (unaudited)

Below are descriptions of each Index referenced in this report:

The Dow Jones Global ex-U.S. Select Real Estate Securities Index is a float-adjusted market capitalization weighted index that defines and measures the investable universe of publicly traded real estate securities in countries outside the U.S.

The FTSE China 50 Index is a capitalization weighted index that is comprised of the 50 largest and most liquid Chinese securities.

The MSCI AC Asia Pacific ex-Japan Index is comprised of large- and mid-capitalization segments of emerging market and developed market countries in the Asia Pacific region, excluding Japan.

The MSCI AC World ex-USA Growth Index is comprised of growth stocks in the developed and emerging markets covered by MSCI, excluding the U.S.

The MSCI AC World Index is comprised of the world stock market indexes covered by MSCI.

The MSCI ACWI ex-USA Index is comprised of large- and mid-capitalization segments of the developed and emerging markets covered by MSCI, excluding the U.S.

The MSCI Arabian Markets ex-Saudi Arabia Index is a free float-adjusted market capitalization index that aims to represent the universe of companies in the Gulf Cooperation Council (GCC) countries, excluding Saudi Arabia, plus Jordan, Egypt, Morocco, Tunisia and Lebanon.

The MSCI China Index is a free float-adjusted market capitalization weighted index designed to measure the performance of the Chinese equity market.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure emerging markets equity performance.

The MSCI Emerging Markets Small Cap Index is a free float-adjusted market capitalization index that is designed to measure the performance of small capitalization equities in the emerging markets.

The MSCI Europe Value Index is comprised of value stocks in the MSCI Europe Index.

The MSCI India Index is a free float-adjusted market capitalization index that is designed to measure the performance of the Indian equity market.

The MSCI Japan Value Index is comprised of value stocks in the MSCI Japan Index.

The MSCI Pacific ex-Japan Index is a subset of the MSCI EAFE Index that is comprised of stocks in Australia, Hong Kong, Singapore and New Zealand.

The S&P 500® Index is a capitalization-weighted index of 500 stocks selected by Standard & Poor’s Index Committee, designed to represent the performance of the leading industries in the United States economy.

The WisdomTree Asia Pacific ex-Japan Index is comprised of dividend-paying companies incorporated in emerging market and developed countries in the Pacific region, excluding Japan.

The WisdomTree China Dividend ex-Financials Index is comprised of Chinese dividend paying stocks outside the Financials sector.

The WisdomTree China ex-State-Owned Enterprises Index measures the performance of Chinese stocks that are not state-owned enterprises. WisdomTree Investments, Inc., as index provider, defines state-owned enterprises as companies with over 20% government ownership.

The WisdomTree Emerging Markets Consumer Growth Index consists of stocks that best exemplify growth trends in emerging market consumers and their local economies.

The WisdomTree Emerging Markets ex-State-Owned Enterprises Index is a modified market capitalization weighted index that consists of common stocks in emerging markets, excluding common stocks of “state-owned enterprises.” WisdomTree Investments, Inc., as index provider, defines state-owned enterprises as companies with over 20% government ownership.

16	WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds

Description of Indexes (unaudited) (continued)

The WisdomTree Emerging Markets High Dividend Index is comprised of the highest dividend-yielding stocks selected from the WisdomTree Emerging Markets Dividend Index.

The WisdomTree Emerging Markets Quality Dividend Growth Index consists of dividend paying stocks with growth characteristics selected from the WisdomTree Emerging Markets Dividend Index.

The WisdomTree Emerging Markets SmallCap Dividend Index is comprised of primarily small-capitalization stocks selected from the WisdomTree Emerging Markets Dividend Index.

The WisdomTree Europe Equity Income Index is comprised of companies with high dividend yields selected from the WisdomTree Europe Dividend Index.

The WisdomTree Global ex-U.S. Quality Dividend Growth Index is comprised of growth companies selected from developed and emerging markets outside the U.S.

The WisdomTree Global ex-U.S. Real Estate Index is comprised of companies in developed and emerging markets outside of Canada and the U.S., which WisdomTree classifies as being Global Real Estate securities.

The WisdomTree Global High Dividend Index is comprised of high dividend-paying companies selected from the WisdomTree Global Dividend Index.

The WisdomTree India Earnings Index is a fundamentally weighted index that is comprised of companies incorporated and traded in India that are profitable and that are eligible to be purchased by foreign investors as of the index measurement date.

The WisdomTree International Real Estate Index is comprised of companies in developed markets outside of the U.S. and Canada that pay regular cash dividends and that WisdomTree Investments classifies as being part of the International Real Estate sector.

The WisdomTree Japan Equity Income Index is comprised of companies with high dividend yields selected from the WisdomTree Japan Dividend Index.

The WisdomTree Middle East Dividend Index is comprised of companies in the Middle East region that pay regular cash dividends on shares of common stock and that meet specified requirements as of the index measurement date.

The WisdomTree Pacific ex-Japan Dividend Index is comprised of dividend-paying companies incorporated in the Pacific region, excluding Japan.

The Dow Jones Global ex-U.S. Select Real Estate Securities Index is calculated, distributed and marketed by Dow Jones Indexes, a licensed trademark of CME Group Index Services LLC, and has been licensed for use.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s (“S&P”), a division of The McGraw-Hill Companies, Inc. and is licensed for use by WisdomTree Investments, Inc. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Neither MSCI nor any other party involved in or related to compiling, computing or creating the MSCI data makes any express or implied warranties or representations with respect to such data (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such data. Without limiting any of the foregoing, in no event shall MSCI, any of

WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds	17

Description of Indexes (unaudited) (concluded )

its affiliates or any third party involved in or related to compiling, computing or creating the data have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages. No further distribution or dissemination of the MSCI data is permitted without MSCI’s express written consent.

WisdomTree Investments, Inc. and WisdomTree Asset Management, Inc. (together, “WisdomTree”) and the Funds make no representation or warranty, express or implied, to the owners of shares of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the underlying Indexes to track the performance of their underlying securities. WisdomTree Investments is the licensor of certain trademarks, service marks and trade names of the Funds. WisdomTree Investments has no obligation to take the needs of the Funds or the owners of shares of the Funds into consideration in determining, composing, or calculating the underlying WisdomTree Indexes of the applicable Funds. WisdomTree Investments is not responsible for, and has not participated in, the determination of the timing of, prices of, or quantities of shares of the Funds to be issued or in the determination or calculation of the equation by which the shares of the Funds are redeemable. WisdomTree and the Funds do not guarantee the accuracy, completeness, or performance of the underlying Indexes or the data included therein and shall have no liability in connection with the underlying Indexes or their calculation.

Index performance information assumes the reinvestment of dividends and excludes management fees, transaction costs and expenses. You cannot directly invest in an index.

18	WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds

Shareholder Expense Examples (unaudited)

As a shareholder of a WisdomTree Fund, you incur two types of cost: (1) transaction costs, including brokerage commissions on purchases and sales of your Fund shares and (2) ongoing costs, including management fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2017 to March 31, 2018.

Actual expenses

The first line under each Fund in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled “Expenses Paid During the Period 10/1/17 to 3/31/18” to estimate the expenses you paid on your account during the period.

Hypothetical example for comparison purposes

The second line under each Fund in the table on the next page provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line under each Fund in the table is useful in comparing ongoing Fund costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds	19

Shareholder Expense Examples (unaudited) (concluded)

	Beginning Account Value 10/1/17	Ending Account Value 3/31/18	Annualized Expense Ratio Based on the Period 10/1/17 to 3/31/18	Expenses Paid During the Period† 10/1/17 to 3/31/18
WisdomTree Asia Pacific ex-Japan Fund
Actual	$1,000.00	$1,047.20	0.49%	$2.50
Hypothetical (5% return before expenses)	$1,000.00	$1,022.49	0.49%	$2.47
WisdomTree China ex-State-Owned Enterprises Fund
Actual	$1,000.00	$1,118.40	0.32%[1]	$1.69
Hypothetical (5% return before expenses)	$1,000.00	$1,023.34	0.32%[1]	$1.61
WisdomTree Emerging Markets Consumer Growth Fund
Actual	$1,000.00	$1,056.20	0.32%[1]	$1.64
Hypothetical (5% return before expenses)	$1,000.00	$1,023.34	0.32%[1]	$1.61
WisdomTree Emerging Markets ex-State-Owned Enterprises Fund
Actual	$1,000.00	$1,091.80	0.32%[1]	$1.67
Hypothetical (5% return before expenses)	$1,000.00	$1,023.34	0.32%[1]	$1.61
WisdomTree Emerging Markets High Dividend Fund
Actual	$1,000.00	$1,114.20	0.63%	$3.32
Hypothetical (5% return before expenses)	$1,000.00	$1,021.79	0.63%	$3.18
WisdomTree Emerging Markets Quality Dividend Growth Fund
Actual	$1,000.00	$1,060.70	0.32%[1]	$1.64
Hypothetical (5% return before expenses)	$1,000.00	$1,023.34	0.32%[1]	$1.61
WisdomTree Emerging Markets SmallCap Dividend Fund
Actual	$1,000.00	$1,101.10	0.63%	$3.30
Hypothetical (5% return before expenses)	$1,000.00	$1,021.79	0.63%	$3.18
WisdomTree Global ex-U.S. Quality Dividend Growth Fund
Actual	$1,000.00	$1,051.70	0.58%	$2.97
Hypothetical (5% return before expenses)	$1,000.00	$1,022.04	0.58%	$2.92
WisdomTree Global ex-U.S. Real Estate Fund
Actual	$1,000.00	$1,049.20	0.58%	$2.96
Hypothetical (5% return before expenses)	$1,000.00	$1,022.04	0.58%	$2.92
WisdomTree Global High Dividend Fund
Actual	$1,000.00	$1,000.80	0.58%	$2.89
Hypothetical (5% return before expenses)	$1,000.00	$1,022.04	0.58%	$2.92
WisdomTree India Earnings Fund (consolidated)
Actual	$1,000.00	$1,036.50	0.83%	$4.21
Hypothetical (5% return before expenses)	$1,000.00	$1,020.79	0.83%	$4.18
WisdomTree Middle East Dividend Fund
Actual	$1,000.00	$1,072.90	0.88%	$4.55
Hypothetical (5% return before expenses)	$1,000.00	$1,020.54	0.88%	$4.43
†	Expenses are calculated using each Fund’s annualized expense ratio, multiplied by the average account value for the period, multiplied by 182/365 (to reflect the one-half year period).

[1]

WisdomTree Asset Management, Inc. has contractually agreed to limit the management fee to 0.32% through July 31, 2018, unless earlier terminated by the Board of Trustees of the WisdomTree Trust for any reason.

20	WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds

Schedule of Investments

WisdomTree Asia Pacific ex-Japan Fund (AXJL)

March 31, 2018

Investments	Shares	Value
COMMON STOCKS – 99.4%
Australia – 20.7%
AGL Energy Ltd.	11,341	$188,597
Amcor Ltd.	17,253	187,525
AMP Ltd.	25,058	95,911
Aristocrat Leisure Ltd.	2,700	49,829
Aurizon Holdings Ltd.	37,771	122,553
Australia & New Zealand Banking Group Ltd.	25,367	522,635
BHP Billiton Ltd.	50,585	1,094,583
Brambles Ltd.	18,093	138,505
Caltex Australia Ltd.	4,146	99,858
CIMIC Group Ltd.	3,893	132,793
Cochlear Ltd.	300	41,793
Commonwealth Bank of Australia	14,996	831,759
CSL Ltd.	2,414	287,859
Fortescue Metals Group Ltd.	114,057	378,821
Insurance Australia Group Ltd.	15,347	88,054
Macquarie Group Ltd.	2,589	204,348
Medibank Pvt Ltd.	13,000	28,918
National Australia Bank Ltd.	25,921	566,458
Newcrest Mining Ltd.	2,600	39,009
Qantas Airways Ltd.	13,000	58,135
QBE Insurance Group Ltd.	11,422	84,371
Ramsay Health Care Ltd.	1,715	81,981
REA Group Ltd.	1,320	80,201
Rio Tinto Ltd.	7,479	417,063
Sonic Healthcare Ltd.	6,147	107,880
South32 Ltd.	82,102	202,784
Suncorp Group Ltd.	10,064	102,979
Telstra Corp., Ltd.	408,909	984,872
Treasury Wine Estates Ltd.	5,817	75,228
Wesfarmers Ltd.	22,717	724,186
Westpac Banking Corp.	29,604	649,896
Woodside Petroleum Ltd.	14,203	318,553
Woolworths Group Ltd.	15,960	321,845

Total Australia		9,309,782
China – 25.8%
AAC Technologies Holdings, Inc.	4,900	88,407
Agricultural Bank of China Ltd. Class H	256,900	145,990
ANTA Sports Products Ltd.	17,000	85,777
Bank of China Ltd. Class H	696,055	374,266
Bank of Communications Co., Ltd. Class H	243,955	191,166
Beijing Enterprises Holdings Ltd.	11,900	62,166
Beijing Enterprises Water Group Ltd.*	48,500	27,067
China CITIC Bank Corp., Ltd. Class H	90,800	62,012
China Construction Bank Corp. Class H	1,030,400	1,058,194
China Gas Holdings Ltd.	8,900	32,376
China Life Insurance Co., Ltd. Class H	26,396	72,647
China Merchants Bank Co., Ltd. Class H	29,204	119,632
China Minsheng Banking Corp., Ltd. Class H	59,000	57,359
China Mobile Ltd.	355,134	3,255,723
China Overseas Land & Investment Ltd.	61,565	213,759
China Pacific Insurance Group Co., Ltd. Class H	20,200	90,469
China Petroleum & Chemical Corp. Class H	651,161	571,652
China Resources Beer Holdings Co., Ltd.	10,300	44,621
China Resources Land Ltd.	26,300	95,672
China Resources Pharmaceutical Group Ltd.(a)	47,000	65,874
China Resources Power Holdings Co., Ltd.	140,418	256,207
China Shenhua Energy Co., Ltd. Class H	44,036	109,413
China State Construction International Holdings Ltd.	35,700	43,577
China Telecom Corp., Ltd. Class H	143,038	63,060
CITIC Ltd.	400,400	560,171
CNOOC Ltd.	928,061	1,366,969
Country Garden Holdings Co., Ltd.	41,000	84,421
CSPC Pharmaceutical Group Ltd.	35,300	93,779
Dali Foods Group Co., Ltd.(a)	79,500	65,437
ENN Energy Holdings Ltd.	4,900	43,766
Fosun International Ltd.	51,500	111,553
Geely Automobile Holdings Ltd.	10,800	31,100
Guangdong Investment Ltd.	121,500	191,036
Hengan International Group Co., Ltd.	13,600	125,979
Industrial & Commercial Bank of China Ltd. Class H	648,270	555,898
PetroChina Co., Ltd. Class H	241,419	165,800
PICC Property & Casualty Co., Ltd. Class H	19,000	33,263
Ping An Insurance Group Co. of China Ltd. Class H	22,646	230,260
Shenzhou International Group Holdings Ltd.	11,000	115,840
Sun Art Retail Group Ltd.	137,425	159,868
Tencent Holdings Ltd.	5,400	281,824
Want Want China Holdings Ltd.	98,800	79,183
WH Group Ltd.(a)	112,000	119,302

Total China		11,602,535
Hong Kong – 8.4%
AIA Group Ltd.	32,925	278,560
Bank of East Asia Ltd. (The)	11,000	43,869
BOC Hong Kong Holdings Ltd.	64,389	313,400
Chow Tai Fook Jewellery Group Ltd.	29,400	33,490
CLP Holdings Ltd.	40,104	408,281
Galaxy Entertainment Group Ltd.	22,000	199,725
Hang Lung Properties Ltd.	41,000	95,496
Hang Seng Bank Ltd.	11,703	270,793
Henderson Land Development Co., Ltd.	20,476	133,319
Hong Kong & China Gas Co., Ltd.	130,314	267,658
Hong Kong Exchanges & Clearing Ltd.	5,835	189,734
MTR Corp., Ltd.	62,265	334,797
New World Development Co., Ltd.	79,806	112,668
Power Assets Holdings Ltd.	41,079	366,127
Sino Land Co., Ltd.	38,924	62,986
Sun Hung Kai Properties Ltd.	15,534	245,431
Swire Pacific Ltd. Class A	9,500	95,807
Swire Properties Ltd.	34,600	121,236
Techtronic Industries Co., Ltd.	11,000	64,122
Wharf Holdings Ltd. (The)	19,350	66,445
Wheelock & Co., Ltd.	9,000	65,766

Total Hong Kong		3,769,710
India – 5.7%
Ambuja Cements Ltd.	10,157	36,277

See Notes to Financial Statements.

WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds	21

Schedule of Investments (continued)

WisdomTree Asia Pacific ex-Japan Fund (AXJL)

March 31, 2018

Investments	Shares	Value
Asian Paints Ltd.	2,045	$35,130
Axis Bank Ltd. GDR Reg S	1,484	58,915
Bharat Petroleum Corp., Ltd.	8,468	55,498
Bharti Airtel Ltd.	6,651	40,657
Bharti Infratel Ltd.	12,579	64,832
Coal India Ltd.	44,382	192,780
HCL Technologies Ltd.	6,584	97,778
Hero MotoCorp Ltd.	1,109	60,240
Hindustan Petroleum Corp., Ltd.	13,276	70,195
Hindustan Unilever Ltd.	6,625	135,437
Indian Oil Corp., Ltd.	45,268	122,572
IndusInd Bank Ltd.	1,199	33,030
Infosys Ltd.	440	7,635
Infosys Ltd. ADR	25,460	454,461
ITC Ltd.	24,464	95,835
Larsen & Toubro Ltd. GDR Reg S	3,160	63,516
Maruti Suzuki India Ltd.	545	74,044
NTPC Ltd.	26,335	68,521
Oil & Natural Gas Corp., Ltd.	52,551	143,259
Power Grid Corp. of India Ltd.	16,721	49,544
Reliance Industries Ltd. GDR(a)	4,776	129,430
Tata Consultancy Services Ltd.	4,024	175,785
Tech Mahindra Ltd.	6,101	59,746
Vedanta Ltd. ADR	10,000	175,700
Wipro Ltd.	8,192	35,313
Yes Bank Ltd.	7,399	34,583

Total India		2,570,713
Indonesia – 1.5%
Astra International Tbk PT	235,261	124,743
Bank Central Asia Tbk PT	37,575	63,592
Bank Mandiri Persero Tbk PT	108,648	60,568
Bank Rakyat Indonesia Persero Tbk PT	369,500	96,619
Gudang Garam Tbk PT	10,900	57,380
Hanjaya Mandala Sampoerna Tbk PT	162,600	47,005
Telekomunikasi Indonesia Persero Tbk PT	770,800	201,553
Unilever Indonesia Tbk PT	35	126

Total Indonesia		651,586
Malaysia – 2.0%
Axiata Group Bhd	29,700	41,847
DiGi.Com Bhd	62,800	75,334
Genting Malaysia Bhd	30,040	38,055
Malayan Banking Bhd	61,794	169,342
MISC Bhd	42,200	76,916
Petronas Chemicals Group Bhd	61,308	130,921
Petronas Gas Bhd	14,600	67,338
Public Bank Bhd	18,190	112,865
Sime Darby Bhd	32,000	21,841
Tenaga Nasional Bhd	44,100	185,156

Total Malaysia		919,615
Philippines – 0.4%
PLDT, Inc.	2,265	63,812
SM Investments Corp.	3,764	66,151
Universal Robina Corp.	16,660	48,533

Total Philippines		178,496
Singapore – 5.7%
CapitaLand Ltd.	43,900	119,517
DBS Group Holdings Ltd.	15,617	327,513
Jardine Cycle & Carriage Ltd.	4,578	120,446
Keppel Corp., Ltd.	30,584	181,223
Oversea-Chinese Banking Corp., Ltd.	29,101	284,508
Singapore Airlines Ltd.	14,757	121,990
Singapore Technologies Engineering Ltd.	53,425	146,264
Singapore Telecommunications Ltd.	344,077	884,267
United Overseas Bank Ltd.	11,398	239,034
Wilmar International Ltd.	61,100	148,172

Total Singapore		2,572,934
South Korea – 10.0%
Hana Financial Group, Inc.	1,184	50,819
Hyundai Motor Co.	2,007	270,198
Kangwon Land, Inc.	2,467	65,268
KB Financial Group, Inc.	1,456	82,915
Kia Motors Corp.	4,352	126,571
Korea Electric Power Corp.	7,185	221,435
Korea Zinc Co., Ltd.	92	41,344
KT&G Corp.	1,943	182,287
LG Chem Ltd.	360	130,200
LG Corp.	1,356	109,533
LG Display Co., Ltd.	2,438	59,812
LG Household & Health Care Ltd.	61	69,132
NCSoft Corp.	94	37,039
POSCO	1,195	364,924
S-Oil Corp.	1,208	135,998
Samsung Electronics Co., Ltd.	766	1,768,577
Samsung Life Insurance Co., Ltd.	444	48,320
Shinhan Financial Group Co., Ltd.	2,723	116,748
SK Holdings Co., Ltd.	302	83,865
SK Hynix, Inc.	2,054	156,666
SK Innovation Co., Ltd.	1,039	205,675
SK Telecom Co., Ltd.	443	97,045
SK Telecom Co., Ltd. ADR	3,377	81,622

Total South Korea		4,505,993
Taiwan – 16.6%
Advanced Semiconductor Engineering, Inc.	119,053	171,493
Catcher Technology Co., Ltd.	10,000	122,098
Cathay Financial Holding Co., Ltd.	81,614	146,954
Cheng Shin Rubber Industry Co., Ltd.(b)	57,948	93,509
China Steel Corp.	190,078	152,873
Chunghwa Telecom Co., Ltd.	96,436	373,745
CTBC Financial Holding Co., Ltd.	139,389	101,350
Delta Electronics, Inc.	32,415	145,082
Far EasTone Telecommunications Co., Ltd.	46,000	123,373
First Financial Holding Co., Ltd.	97,619	67,965
Formosa Chemicals & Fibre Corp.	98,685	367,230
Formosa Petrochemical Corp.	52,511	213,415
Formosa Plastics Corp.	107,444	383,242

See Notes to Financial Statements.

22	WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds

Schedule of Investments (concluded)

WisdomTree Asia Pacific ex-Japan Fund (AXJL)

March 31, 2018

Investments	Shares	Value
Fubon Financial Holding Co., Ltd.	65,803	$113,294
Hon Hai Precision Industry Co., Ltd.	301,532	915,238
Largan Precision Co., Ltd.	1,000	114,895
MediaTek, Inc.	21,000	245,241
Mega Financial Holding Co., Ltd.	137,827	119,122
Nan Ya Plastics Corp.	153,537	429,695
Pegatron Corp.	56,000	140,206
President Chain Store Corp.	11,000	110,917
Quanta Computer, Inc.	74,000	149,995
Taiwan Mobile Co., Ltd.	46,100	173,921
Taiwan Semiconductor Manufacturing Co., Ltd.	267,241	2,268,483
Uni-President Enterprises Corp.	71,346	168,840
United Microelectronics Corp.	143,000	76,019

Total Taiwan		7,488,195
Thailand – 2.6%
Advanced Info Service PCL NVDR	28,800	191,570
Airports of Thailand PCL NVDR	30,440	65,708
Charoen Pokphand Foods PCL NVDR	68,900	55,636
CP ALL PCL	37,500	105,532
Kasikornbank PCL NVDR	6,600	44,746
PTT Exploration & Production PCL	21,913	80,238
PTT Global Chemical PCL	44,594	134,766
PTT PCL	13,000	229,485
PTT PCL NVDR	6,800	120,038
Siam Cement PCL (The) NVDR	5,871	93,876
Siam Commercial Bank PCL (The)	14,900	67,901

Total Thailand		1,189,496
TOTAL COMMON STOCKS (Cost: $39,990,801)		44,759,055
EXCHANGE-TRADED FUND – 0.2%
United States – 0.2%
WisdomTree Global ex-U.S. Real Estate Fund(c) (Cost: $109,795)	3,454	111,132
TOTAL INVESTMENTS IN SECURITIES – 99.6% (Cost: $40,100,596)		44,870,187
Other Assets less Liabilities – 0.4%		180,744

NET ASSETS – 100.0%		$45,050,931

*	Non-income producing security.

(a)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

(b)

Security, or portion thereof, was on loan at March 31, 2018 (See Note 2). At March 31, 2018, the total market value of the Fund’s securities on loan was $32,274 and the total market value of the collateral held by the Fund was $35,066. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $35,066.

(c)	Affiliated company (See Note 3).

ADR – American Depositary Receipt

GDR – Global Depositary Receipt

NVDR – Non-Voting Depositary Receipt

Reg S – Regulation S provides an exclusion from the registration requirements of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

FINANCIAL DERIVATIVE INSTRUMENTS
FOREIGN CURRENCY CONTRACTS (OTC – OVER THE COUNTER)
Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation	Unrealized Depreciation
Morgan Stanley & Co. International	4/4/2018	19,970	USD	26,000	AUD	$27	$—

CURRENCY LEGEND

AUD – Australian dollar

USD – U.S. dollar

See Notes to Financial Statements.

WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds	23

Schedule of Investments

WisdomTree China ex-State-Owned Enterprises Fund (CXSE)

March 31, 2018

Investments	Shares	Value
COMMON STOCKS – 99.8%
China – 99.8%
Air Freight & Logistics – 0.4%
ZTO Express Cayman, Inc. ADR(a)	63,146	$946,558
Auto Components – 1.7%
China First Capital Group Ltd.*	656,000	308,442
Fuyao Glass Industry Group Co., Ltd. Class A	261,367	1,028,854
Fuyao Glass Industry Group Co., Ltd. Class H(b)	141,600	545,799
Minth Group Ltd.	140,000	637,746
Xinyi Glass Holdings Ltd.*	788,000	1,186,827

Total Auto Components		3,707,668
Automobiles – 3.0%
BYD Co., Ltd. Class A	98,500	881,295
BYD Co., Ltd. Class H(a)	172,500	1,345,192
Geely Automobile Holdings Ltd.	1,264,000	3,639,983
Great Wall Motor Co., Ltd. Class H(a)	609,000	610,711

Total Automobiles		6,477,181
Banks – 4.3%
China Minsheng Banking Corp., Ltd. Class A	4,176,930	5,303,722
China Minsheng Banking Corp., Ltd. Class H	2,111,000	2,052,374
Ping An Bank Co., Ltd. Class A	1,062,900	1,841,178

Total Banks		9,197,274
Biotechnology – 0.5%
3SBio, Inc.*(a)(b)	287,000	646,559
China Biologic Products Holdings, Inc.*	4,570	370,170

Total Biotechnology		1,016,729
Capital Markets – 0.6%
Anxin Trust Co., Ltd. Class A	208,000	387,737
Pacific Securities Co., Ltd. (The) Class A	1,057,900	484,188
Sinolink Securities Co., Ltd. Class A	316,600	424,146

Total Capital Markets		1,296,071
Chemicals – 1.3%
Huabao International Holdings Ltd.	295,000	195,465
Kangde Xin Composite Material Group Co., Ltd. Class A†	341,800	1,073,879
Tianqi Lithium Corp. Class A	89,620	838,875
Zhejiang Longsheng Group Co., Ltd. Class A	375,800	666,496

Total Chemicals		2,774,715
Commercial Services & Supplies – 0.3%
Beijing Originwater Technology Co., Ltd. Class A	206,900	595,793
Communications Equipment – 1.2%
BYD Electronic International Co., Ltd.(a)	71,000	133,171
Hengtong Optic-electric Co., Ltd. Class A	69,600	417,323
Shenzhen Sunway Communication Co., Ltd. Class A	58,900	349,235
ZTE Corp. Class A*	217,200	1,040,696
ZTE Corp. Class H*	214,600	698,658

Total Communications Equipment		2,639,083
Construction & Engineering – 0.2%
Beijing Orient Landscape & Environment Co., Ltd. Class A	157,700	519,276
Diversified Consumer Services – 2.7%
New Oriental Education & Technology Group, Inc. ADR	34,989	3,066,786
TAL Education Group ADR	74,825	2,775,259

Total Diversified Consumer Services		5,842,045
Diversified Telecommunication Services – 0.3%
Dr Peng Telecom & Media Group Co., Ltd. Class A	239,692	572,899
Electrical Equipment – 1.3%
China High Speed Transmission Equipment Group Co., Ltd.(a)	115,000	180,824
Fangda Carbon New Material Co., Ltd. Class A	135,800	571,903
Jiangsu Zhongtian Technology Co., Ltd. Class A	335,600	654,933
Luxshare Precision Industry Co., Ltd. Class A	147,735	567,697
TBEA Co., Ltd. Class A	569,775	798,636

Total Electrical Equipment		2,773,993
Electronic Equipment, Instruments & Components – 2.8%
AAC Technologies Holdings, Inc.	109,500	1,975,701
Chaozhou Three-Circle Group Co., Ltd. Class A	120,938	463,764
GoerTek, Inc. Class A	168,400	359,146
Kingboard Laminates Holdings Ltd.	168,500	244,335
O-film Tech Co., Ltd. Class A	148,500	478,126
Sunny Optical Technology Group Co., Ltd.	113,700	2,099,291
Zhejiang Dahua Technology Co., Ltd. Class A	117,800	479,624

Total Electronic Equipment, Instruments & Components		6,099,987
Food & Staples Retailing – 0.6%
Sun Art Retail Group Ltd.	447,000	520,022
Yonghui Superstores Co., Ltd. Class A	515,546	806,194

Total Food & Staples Retailing		1,326,216
Food Products – 2.6%
Dali Foods Group Co., Ltd.(b)	585,500	481,951
Henan Shuanghui Investment & Development Co., Ltd. Class A	138,700	564,278
Tingyi Cayman Islands Holding Corp.	534,000	1,107,744
Uni-President China Holdings Ltd.	432,000	373,764
Want Want China Holdings Ltd.	1,512,000	1,211,843
WH Group Ltd.(b)	1,873,500	1,995,739

Total Food Products		5,735,319
Gas Utilities – 0.8%
ENN Energy Holdings Ltd.	202,000	1,804,318
Health Care Equipment & Supplies – 0.2%
Shandong Weigao Group Medical Polymer Co., Ltd. Class H	548,000	365,196
Hotels, Restaurants & Leisure – 2.6%
China Lodging Group Ltd. ADR	7,721	1,016,933
MGM China Holdings Ltd.	250,000	645,073
Yum China Holdings, Inc.	93,391	3,875,726

Total Hotels, Restaurants & Leisure		5,537,732
Household Durables – 2.5%
Midea Group Co., Ltd. Class A	563,800	4,885,819
Skyworth Digital Holdings Ltd.	646,000	290,570

See Notes to Financial Statements.

24	WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds

Schedule of Investments (continued)

WisdomTree China ex-State-Owned Enterprises Fund (CXSE)

March 31, 2018

Investments	Shares	Value
Suofeiya Home Collection Co., Ltd. Class A	59,500	$324,047

Total Household Durables		5,500,436
Industrial Conglomerates – 0.6%
Fosun International Ltd.	564,000	1,221,720
Insurance – 11.1%
Ping An Insurance Group Co. of China Ltd. Class A	1,235,494	12,823,220
Ping An Insurance Group Co. of China Ltd. Class H	1,096,000	11,144,414

Total Insurance		23,967,634
Internet & Catalog Retail – 6.7%
Ctrip.com International Ltd. ADR*	105,886	4,936,405
JD.com, Inc. ADR*	197,766	8,007,545
Vipshop Holdings Ltd. ADR*	96,006	1,595,620

Total Internet & Catalog Retail		14,539,570
Internet Software & Services – 27.5%
58.com, Inc. ADR*	16,045	1,281,354
Alibaba Group Holding Ltd. ADR*	105,700	19,400,178
Autohome, Inc. ADR	10,946	940,699
Baidu, Inc. ADR*	46,074	10,283,256
Bitauto Holdings Ltd. ADR*(a)	460	9,729
East Money Information Co., Ltd. Class A	187,400	504,201
Momo, Inc. ADR*	9,144	341,803
NetEase, Inc. ADR	13,033	3,654,323
Sohu.com, Inc.*	270	8,348
Tencent Holdings Ltd.	407,800	21,283,887
Weibo Corp. ADR*	8,834	1,056,016
YY, Inc. ADR*	6,520	685,904

Total Internet Software & Services		59,449,698
IT Services – 0.2%
Chinasoft International Ltd.*(a)	394,000	353,437
Machinery – 2.4%
China Conch Venture Holdings Ltd.	547,863	1,671,942
Haitian International Holdings Ltd.	165,000	500,386
Han’s Laser Technology Industry Group Co., Ltd. Class A	127,800	1,110,951
Sany Heavy Industry Co., Ltd. Class A	420,400	525,124
Shenzhen Inovance Technology Co., Ltd. Class A	128,600	722,653
Zhengzhou Yutong Bus Co., Ltd. Class A	178,300	633,578

Total Machinery		5,164,634
Marine – 0.2%
SITC International Holdings Co., Ltd.	347,000	344,880
Media – 0.4%
Alibaba Pictures Group Ltd.*(a)	4,390,000	570,570
China Media Group Class A†	274,900	366,970

Total Media		937,540
Metals & Mining – 0.6%
GEM Co., Ltd. Class A	455,912	537,603
Jiangxi Ganfeng Lithium Co., Ltd. Class A	64,600	794,398

Total Metals & Mining		1,332,001
Multiline Retail – 0.1%
Nanjing Xinjiekou Department Store Co., Ltd. Class A†	52,700	278,722
Paper & Forest Products – 0.3%
Nine Dragons Paper Holdings Ltd.	419,000	626,795
Personal Products – 0.8%
Hengan International Group Co., Ltd.	183,500	1,699,864
Pharmaceuticals – 6.3%
China Medical System Holdings Ltd.	366,000	831,060
CSPC Pharmaceutical Group Ltd.	1,222,000	3,246,542
Jiangsu Hengrui Medicine Co., Ltd. Class A	177,520	2,454,671
Kangmei Pharmaceutical Co., Ltd. Class A	405,751	1,448,903
Luye Pharma Group Ltd.(a)	322,607	308,715
Shanghai Fosun Pharmaceutical Group Co., Ltd. Class A	138,600	979,947
Shanghai Fosun Pharmaceutical Group Co., Ltd. Class H	99,000	608,031
Sihuan Pharmaceutical Holdings Group Ltd.	1,130,000	334,049
Sino Biopharmaceutical Ltd.	1,216,000	2,386,152
Tasly Pharmaceutical Group Co., Ltd. Class A	60,800	439,828
Tonghua Dongbao Pharmaceutical Co., Ltd. Class A	157,823	670,669

Total Pharmaceuticals		13,708,567
Professional Services – 0.2%
51job, Inc. ADR*	4,166	358,443
Real Estate Management & Development – 8.1%
Agile Group Holdings Ltd.	378,000	781,244
China Evergrande Group*(a)	986,000	3,103,256
China Fortune Land Development Co., Ltd. Class A	153,600	800,892
CIFI Holdings Group Co., Ltd.	980,000	855,383
Country Garden Holdings Co., Ltd.	1,954,000	4,023,553
Guangzhou R&F Properties Co., Ltd. Class H	335,200	836,297
KWG Property Holding Ltd.	354,000	482,648
Logan Property Holdings Co., Ltd.(a)	324,000	492,939
Longfor Properties Co., Ltd.	434,500	1,328,755
Red Star Macalline Group Corp., Ltd. Class H(b)	234,800	274,952
Shimao Property Holdings Ltd.	235,500	666,174
SOHO China Ltd.	894,500	468,453
Sunac China Holdings Ltd.(a)	576,000	2,223,867
Zall Group Ltd.*(a)	786,000	1,115,710
Zhongtian Financial Group Co., Ltd. Class A†	49,100	57,352

Total Real Estate Management & Development		17,511,475
Semiconductors & Semiconductor Equipment – 0.8%
GCL-Poly Energy Holdings Ltd.*	1,358,000	167,848
Hanergy Thin Film Power Group Ltd.*†	502,000	0
LONGi Green Energy Technology Co., Ltd. Class A	98,537	536,649
Sanan Optoelectronics Co., Ltd. Class A	188,140	697,546
Xinyi Solar Holdings Ltd.	596,000	240,740

Total Semiconductors & Semiconductor Equipment		1,642,783
Software – 0.8%
Hundsun Technologies, Inc. Class A	32,500	308,757
Iflytek Co., Ltd. Class A	83,400	806,233

See Notes to Financial Statements.

WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds	25

Schedule of Investments (concluded)

WisdomTree China ex-State-Owned Enterprises Fund (CXSE)

March 31, 2018

Investments	Shares	Value
Kingsoft Corp., Ltd.	188,000	$596,487

Total Software		1,711,477
Specialty Retail – 0.8%
GOME Retail Holdings Ltd.(a)	4,489,000	486,197
Suning.com Co., Ltd. Class A	375,600	839,840
Zhongsheng Group Holdings Ltd.	136,000	371,715

Total Specialty Retail		1,697,752
Technology Hardware, Storage & Peripherals – 0.2%
Meitu, Inc.*(b)	314,500	360,267
Textiles, Apparel & Luxury Goods – 1.8%
ANTA Sports Products Ltd.	296,000	1,493,587
Li Ning Co., Ltd.*	462,500	473,818
Shenzhou International Group Holdings Ltd.	183,000	1,927,249

Total Textiles, Apparel & Luxury Goods		3,894,654
TOTAL COMMON STOCKS (Cost: $200,660,917)		215,530,402
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 1.6%
United States – 1.6%
State Street Navigator Securities Lending Government Money Market Portfolio, 1.74%(c)
(Cost: $3,452,217)(d)	3,452,217	3,452,217
TOTAL INVESTMENTS IN SECURITIES – 101.4% (Cost: $204,113,134)		218,982,619
Other Assets less Liabilities – (1.4)%		(3,055,043)

NET ASSETS – 100.0%		$215,927,576

*	Non-income producing security.

†

Security is being fair valued using significant unobservable inputs by a pricing committee under the direction of the Board of Trustees. The aggregate value of fair valued securities is $1,776,923, which represents 0.82% of net assets.

(a)	Security, or portion thereof, was on loan at March 31, 2018 (See Note 2).

(b)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

(c)	Rate shown represents annualized 7-day yield as of March 31, 2018.

(d)

At March 31, 2018, the total market value of the Fund’s securities on loan was $9,973,550 and the total market value of the collateral held by the Fund was $10,474,782. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $7,022,565.

ADR	– American Depositary Receipt

FINANCIAL DERIVATIVE INSTRUMENTS
FOREIGN CURRENCY CONTRACTS (OTC – OVER THE COUNTER)
Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation	Unrealized Depreciation
JP Morgan Chase Bank N.A.	4/4/2018	30,091,603	HKD	3,834,327	USD	$—	$—
JP Morgan Chase Bank N.A.	4/4/2018	3,049,153	USD	23,929,600	HKD	—	—
						$—	$—

CURRENCY LEGEND

HKD – Hong Kong dollar

USD – U.S. dollar

See Notes to Financial Statements.

26	WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds

Schedule of Investments

WisdomTree Emerging Markets Consumer Growth Fund (EMCG)

March 31, 2018

Investments	Shares	Value
COMMON STOCKS – 99.5%
Brazil – 5.2%
AES Tiete Energia S.A.	14,425	$52,690
CCR S.A.	108,982	409,879
Cia Hering	17,268	107,237
Engie Brasil Energia S.A.	20,598	242,694
Estacio Participacoes S.A.	41,016	431,559
Grendene S.A.	18,733	154,211
Guararapes Confeccoes S.A.	1,939	87,814
M. Dias Branco S.A.	17,288	265,333
MRV Engenharia e Participacoes S.A.	67,719	331,097
Multiplus S.A.	8,963	83,195
Natura Cosmeticos S.A.	22,157	213,330
Ser Educacional S.A.(a)	5,456	32,848
Smiles Fidelidade S.A.	8,247	172,453
Wiz Solucoes e Corretagem de Seguros S.A.	6,165	20,590

Total Brazil		2,604,930
China – 23.1%
ANTA Sports Products Ltd.	30,289	152,829
BAIC Motor Corp., Ltd. Class H(a)	233,787	286,563
Beijing Capital International Airport Co., Ltd. Class H	60,000	80,578
Brilliance China Automotive Holdings Ltd.	88,000	183,663
BYD Co., Ltd. Class H(b)	35,052	273,331
China Cinda Asset Management Co., Ltd. Class H	1,485,000	539,257
China Conch Venture Holdings Ltd.	77,000	234,974
China Evergrande Group*(b)	123,000	387,103
China Lesso Group Holdings Ltd.	44,473	33,829
China Lilang Ltd.	41,726	52,102
China Logistics Property Holdings Co., Ltd.*(b)	69,000	21,452
China Maple Leaf Educational Systems Ltd.	12,000	16,085
China Medical System Holdings Ltd.	30,000	68,117
China Overseas Land & Investment Ltd.	214,000	743,027
China Railway Signal & Communication Corp., Ltd. Class H(a)	165,000	129,085
China SCE Property Holdings Ltd.	126,000	65,181
China South City Holdings Ltd.	312,182	70,405
China Yongda Automobiles Services Holdings Ltd.(b)	35,251	37,549
CIFI Holdings Group Co., Ltd.	201,432	175,810
Cogobuy Group(a)(b)	36,000	18,256
CT Environmental Group Ltd.(b)	124,000	22,277
Dali Foods Group Co., Ltd.(a)	70,000	57,618
Fuyao Glass Industry Group Co., Ltd. Class H(a)	86,800	334,557
Geely Automobile Holdings Ltd.	124,876	359,594
Golden Eagle Retail Group Ltd.(b)	15,000	17,182
Great Wall Motor Co., Ltd. Class H(b)	571,000	572,579
Guangzhou Automobile Group Co., Ltd. Class H	318,000	585,895
Guangzhou Baiyunshan Pharmaceutical Holdings Co., Ltd. Class H	32,000	98,671
Guangzhou R&F Properties Co., Ltd. Class H	165,200	412,142
Haier Electronics Group Co., Ltd.*	51,000	181,625
Haitian International Holdings Ltd.	11,000	33,358
Hisense Kelon Electrical Holdings Co., Ltd. Class H	76,000	86,668
Jiangsu Expressway Co., Ltd. Class H	132,000	186,690
Kingboard Laminates Holdings Ltd.	42,500	61,625
KWG Property Holding Ltd.	82,328	112,242
Livzon Pharmaceutical Group, Inc. Class H	4,070	32,775
Logan Property Holdings Co., Ltd.(b)	82,126	124,942
Longfor Properties Co., Ltd.	53,410	163,327
MGM China Holdings Ltd.	28,060	72,400
Minth Group Ltd.	21,077	96,008
NetEase, Inc. ADR	1,476	413,856
PICC Property & Casualty Co., Ltd. Class H	430,000	752,800
Ping An Insurance Group Co. of China Ltd. Class H	100,129	1,018,092
Shandong Weigao Group Medical Polymer Co., Ltd. Class H	108,000	71,970
Shanghai Fosun Pharmaceutical Group Co., Ltd. Class H	26,787	164,511
Shanghai Jin Jiang International Hotels Group Co., Ltd. Class H	178,000	72,803
Sihuan Pharmaceutical Holdings Group Ltd.	140,555	41,549
Sino-Ocean Group Holding Ltd.	157,500	114,187
Sinopec Engineering Group Co., Ltd. Class H	77,763	77,384
Skyworth Digital Holdings Ltd.	152,000	68,366
Tianneng Power International Ltd.	62,325	73,774
TravelSky Technology Ltd. Class H	45,000	130,442
Vipshop Holdings Ltd. ADR*	20,096	333,996
Xinhua Winshare Publishing and Media Co., Ltd. Class H	101,000	80,689
Xinjiang Goldwind Science & Technology Co., Ltd. Class H(b)	117,000	187,539
Xinyi Glass Holdings Ltd.*	204,000	307,236
Xinyi Solar Holdings Ltd.	166,000	67,049
YiChang HEC ChangJiang Pharmaceutical Co., Ltd. Class H(a)	6,800	31,321
Yirendai Ltd. ADR(b)	263	10,580
YY, Inc. ADR*	1,212	127,502
Zhongsheng Group Holdings Ltd.	35,000	95,658
Zhou Hei Ya International Holdings Co., Ltd.(a)(b)	20,500	18,650
Zhuzhou CRRC Times Electric Co., Ltd. Class H	26,000	125,887

Total China		11,567,212
Hong Kong – 0.1%
Pou Sheng International Holdings Ltd.	104,000	26,370
India – 6.0%
Apollo Tyres Ltd.	45,735	194,274
Avanti Feeds Ltd.	903	30,939
Bajaj Auto Ltd.	8,442	355,261
Bajaj Corp., Ltd.	6,446	46,654
Bajaj Holdings & Investment Ltd.	3,362	137,348
Balrampur Chini Mills Ltd.	55,752	64,666
Britannia Industries Ltd.	1,514	115,383
Ceat Ltd.	2,042	47,160
DB Corp., Ltd.*	10,641	50,830
Dhampur Sugar Mills Ltd.	6,875	14,352
Endurance Technologies Ltd.(a)	2,018	39,135
Eros International Media Ltd.*	7,977	20,327
Hero MotoCorp Ltd.	13,010	706,695

See Notes to Financial Statements.

WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds	27

Schedule of Investments (continued)

WisdomTree Emerging Markets Consumer Growth Fund (EMCG)

March 31, 2018

Investments	Shares	Value
InterGlobe Aviation Ltd.(a)	3,455	$68,359
Jagran Prakashan Ltd.	19,419	51,464
KPR Mill Ltd.	3,649	35,390
KRBL Ltd.	5,742	38,398
Kwality Ltd.	14,165	12,825
Minda Industries Ltd.	1,936	31,660
Sun TV Network Ltd.	7,719	100,432
Symphony Ltd.	1,334	36,649
TV Today Network Ltd.	3,299	24,714
Vardhman Textiles Ltd.	5,824	109,137
VIP Industries Ltd.	5,468	26,715
Zee Entertainment Enterprises Ltd.	71,169	627,977

Total India		2,986,744
Indonesia – 3.1%
Ace Hardware Indonesia Tbk PT	730,700	70,589
Gudang Garam Tbk PT	71,553	376,670
Japfa Comfeed Indonesia Tbk PT	635,900	68,359
Matahari Department Store Tbk PT	536,300	426,547
Media Nusantara Citra Tbk PT	851,300	87,495
Perusahaan Perkebunan London Sumatra Indonesia Tbk PT	751,600	70,697
Ramayana Lestari Sentosa Tbk PT	492,100	48,254
Sri Rejeki Isman Tbk PT	2,781,200	67,472
Surya Citra Media Tbk PT	789,100	155,327
Surya Semesta Internusa Tbk PT	891,200	35,602
Tiga Pilar Sejahtera Food Tbk*	538,700	25,042
Waskita Karya Persero Tbk PT	638,600	114,570

Total Indonesia		1,546,624
Malaysia – 1.0%
Astro Malaysia Holdings Bhd	250,900	129,731
Berjaya Sports Toto Bhd	181,200	102,124
Bermaz Auto Bhd	84,549	47,215
Econpile Holdings Bhd	60,000	15,279
Heineken Malaysia Bhd	10,400	55,925
Matrix Concepts Holdings Bhd	80,800	41,570
Padini Holdings Bhd	50,500	58,360
SKP Resources Bhd	64,200	26,224
UOA Development Bhd	74,500	46,611

Total Malaysia		523,039
Mexico – 12.9%
America Movil S.A.B. de C.V. Series L	2,180,059	2,060,208
Coca-Cola Femsa S.A.B. de C.V. Series L	84,432	556,127
El Puerto de Liverpool S.A.B. de C.V. Class C1	86,485	641,998
Grupo Aeroportuario del Centro Norte S.A.B. de C.V.	31,079	150,938
Kimberly-Clark de Mexico S.A.B. de C.V. Class A	203,364	379,243
Megacable Holdings S.A.B. de C.V. Series CPO	135,333	622,561
Qualitas Controladora S.A.B. de C.V.	23,868	65,798
Wal-Mart de Mexico S.A.B. de C.V.	775,222	1,964,652

Total Mexico		6,441,525
Philippines – 0.3%
Century Pacific Food, Inc.	162,300	53,128
DMCI Holdings, Inc.	392,966	91,581

Total Philippines		144,709
Poland – 0.3%
CCC S.A.	1,959	133,372
Russia – 2.8%
Magnit PJSC GDR Reg S	37,018	682,427
Mobile TeleSystems PJSC ADR	62,592	712,923

Total Russia		1,395,350
South Africa – 14.8%
AVI Ltd.	41,480	387,958
City Lodge Hotels Ltd.	5,039	70,256
Dis-Chem Pharmacies Ltd.(a)	20,874	60,779
Famous Brands Ltd.*(b)	8,584	81,205
Foschini Group Ltd. (The)	42,231	797,484
Hyprop Investments Ltd.	37,229	340,029
Massmart Holdings Ltd.	14,669	200,560
Metair Investments Ltd.	38,324	74,392
Mr. Price Group Ltd.	33,067	795,366
Oceana Group Ltd.	9,767	68,005
Pick n Pay Stores Ltd.	42,782	247,476
Raubex Group Ltd.	22,743	38,965
Rhodes Food Group Pty Ltd.(b)	24,491	38,962
RMB Holdings Ltd.	104,381	679,649
Shoprite Holdings Ltd.	53,562	1,141,782
Truworths International Ltd.	98,843	897,022
Tsogo Sun Holdings Ltd.	153,371	301,985
Woolworths Holdings Ltd.	232,372	1,176,691

Total South Africa		7,398,566
South Korea – 15.8%
BGF Co., Ltd.	1,860	22,860
BGF retail Co., Ltd.	994	157,600
CJ E&M Corp.	7,130	612,060
Com2uS Corp.	1,255	219,822
DB HiTek Co., Ltd.	7,733	107,010
Dongwon Development Co., Ltd.	12,909	56,679
Easy Bio, Inc.	8,951	58,867
Grand Korea Leisure Co., Ltd.	5,319	128,247
GS Retail Co., Ltd.	7,120	218,096
Hanssem Co., Ltd.	980	142,049
Hanyang Eng Co., Ltd.	2,526	36,732
IS Dongseo Co., Ltd.	4,355	126,658
It’s Hanbul Co., Ltd.(b)	1,655	105,427
Jusung Engineering Co., Ltd.	3,927	39,605
Korea Asset In Trust Co., Ltd.	8,871	50,851
Korea Autoglass Corp.	1,897	29,009
Korea Real Estate Investment & Trust Co., Ltd.	41,206	115,009
KT Skylife Co., Ltd.	4,626	52,948
KT&G Corp.	27,472	2,577,352
LG Display Co., Ltd.	71,478	1,753,588
Loen Entertainment, Inc.	529	54,493
Mando Corp.	1,288	280,342
Modetour Network, Inc.	2,136	78,855
Muhak Co., Ltd.	5,698	93,016

See Notes to Financial Statements.

28	WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds

Schedule of Investments (continued)

WisdomTree Emerging Markets Consumer Growth Fund (EMCG)

March 31, 2018

Investments	Shares	Value
Nasmedia Co., Ltd.	406	$32,567
Nexen Corp.	11,287	75,818
NS Shopping Co., Ltd.	3,497	45,439
Sunjin Co., Ltd.	4,375	63,415
Systems Technology, Inc.	1,603	32,935
Tera Semicon Co., Ltd.	1,927	35,705
TES Co., Ltd.	1,842	52,362
Texcell-NetCom Co., Ltd.*	10,427	229,396
Toptec Co., Ltd.	3,979	113,296
UniTest, Inc.	2,913	41,677
WiSoL Co., Ltd.	3,051	40,646
Wonik QnC Corp.*	4,364	59,775

Total South Korea		7,940,206
Taiwan – 8.8%
AU Optronics Corp.(b)	3,939,000	1,837,308
Charoen Pokphand Enterprise	40,000	89,721
Chong Hong Construction Co., Ltd.	46,000	135,206
Elite Material Co., Ltd.	32,000	102,946
Formosa International Hotels Corp.	7,000	36,372
Grape King Bio Ltd.	14,000	119,320
Huaku Development Co., Ltd.	48,000	118,202
Kung Long Batteries Industrial Co., Ltd.	6,000	30,147
Largan Precision Co., Ltd.	4,000	459,581
Merry Electronics Co., Ltd.	15,000	86,686
momo.com, Inc.	6,488	60,303
Nanya Technology Corp.	141,000	444,902
Ruentex Development Co., Ltd.	220,800	258,232
Ruentex Industries Ltd.*	256,000	495,195
Taiwan Sakura Corp.	34,000	44,778
Thinking Electronic Industrial Co., Ltd.	15,000	49,542
Yulon Nissan Motor Co., Ltd.	7,000	64,101

Total Taiwan		4,432,542
Thailand – 1.1%
Beauty Community PCL NVDR	102,500	69,819
Carabao Group PCL NVDR	15,000	30,580
GFPT PCL NVDR	125,134	52,423
Jasmine International PCL NVDR	181,935	35,782
Major Cineplex Group PCL NVDR	59,056	53,825
Malee Group PCL NVDR	14,208	9,860
MC Group PCL NVDR	73,600	29,892
Somboon Advance Technology PCL NVDR	53,700	35,548
SPCG PCL NVDR	72,296	50,401
Supalai PCL NVDR	95,564	65,706
Thai Vegetable Oil PCL NVDR	90,400	99,015

Total Thailand		532,851
Turkey – 4.2%
Aksa Akrilik Kimya Sanayii AS	18,945	79,340
BIM Birlesik Magazalar AS	21,779	395,292
Dogus Otomotiv Servis ve Ticaret AS*	16,921	34,855
Emlak Konut Gayrimenkul Yatirim Ortakligi AS*(b)	521,279	332,922
Enka Insaat ve Sanayi AS	179,987	250,348
Is Gayrimenkul Yatirim Ortakligi AS	220,223	71,158
Migros Ticaret AS*	30,556	183,426
Torunlar Gayrimenkul Yatirim Ortakligi AS	66,023	48,333
Turkiye Halk Bankasi AS	223,203	504,283
Yapi ve Kredi Bankasi AS*	200,581	224,814

Total Turkey		2,124,771
TOTAL COMMON STOCKS (Cost: $47,192,291)		49,798,811
WARRANTS – 0.0%
Malaysia – 0.0%
Econpile Holdings Bhd, expiring 1/2/23*	10,400	484
South Africa – 0.0%
Adcock Ingram Holdings Ltd., expiring 7/26/19*(b)	182	123
TOTAL WARRANTS (Cost: $0)		607
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 1.2%
United States – 1.2%
State Street Navigator Securities Lending Government Money Market Portfolio, 1.74%(c)
(Cost: $594,206)(d)	594,206	594,206
TOTAL INVESTMENTS IN SECURITIES – 100.7% (Cost: $47,786,497)		50,393,624
Other Assets less Liabilities – (0.7)%		(341,510)

NET ASSETS – 100.0%		$50,052,114

*	Non-income producing security.

(a)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

(b)	Security, or portion thereof, was on loan at March 31, 2018 (See Note 2).

(c)	Rate shown represents annualized 7-day yield as of March 31, 2018.

(d)

At March 31, 2018, the total market value of the Fund’s securities on loan was $2,415,218 and the total market value of the collateral held by the Fund was $2,573,307. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $1,979,101.

ADR – American Depositary Receipt

GDR – Global Depositary Receipt

NVDR – Non-Voting Depositary Receipt

Reg S – Regulation S provides an exclusion from the registration requirements of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Notes to Financial Statements.

WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds	29

Schedule of Investments (concluded)

WisdomTree Emerging Markets Consumer Growth Fund (EMCG)

March 31, 2018

FINANCIAL DERIVATIVE INSTRUMENTS
FOREIGN CURRENCY CONTRACTS (OTC – OVER THE COUNTER)
Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation	Unrealized Depreciation
Banco De Investimentos Credit Suisse (Brasil) S.A.	4/3/2018	449,806	BRL	134,846	USD	$491	$—

CURRENCY LEGEND

BRL – Brazilian real

USD – U.S. dollar

See Notes to Financial Statements.

30	WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds

Schedule of Investments

WisdomTree Emerging Markets ex-State-Owned Enterprises Fund (XSOE)

March 31, 2018

Investments	Shares	Value
COMMON STOCKS – 99.6%
Brazil – 4.6%
Ambev S.A.	104,450	$756,442
B2W Cia Digital*	2,600	20,058
B3 S.A. – Brasil Bolsa Balcao	54,126	434,656
Banco Bradesco S.A.	19,406	224,621
Banco Santander Brasil S.A.	12,927	155,228
BR Malls Participacoes S.A.	2,229	7,813
Cia Siderurgica Nacional S.A.*	17,819	47,180
Cielo S.A.	28,145	175,208
Cosan S.A. Industria e Comercio	4,713	58,863
Cyrela Brazil Realty S.A. Empreendimentos e Participacoes	12,672	58,297
Embraer S.A.	18,006	116,750
Engie Brasil Energia S.A.	1,000	11,782
Equatorial Energia S.A.	5,467	117,611
Estacio Participacoes S.A.	8,739	91,949
Fleury S.A.	2,900	23,681
Hypera S.A.	6,887	74,929
Itau Unibanco Holding S.A.	9,580	130,084
Itausa – Investimentos Itau S.A.	31,088	130,952
JBS S.A.	26,253	73,855
Klabin S.A.	21,167	131,832
Localiza Rent a Car S.A.	14,581	125,998
Lojas Renner S.A.	19,529	201,836
M. Dias Branco S.A.	3,247	49,834
MRV Engenharia e Participacoes S.A.	10,071	49,240
Multiplan Empreendimentos Imobiliarios S.A.	6,330	130,805
Natura Cosmeticos S.A.	4,700	45,252
Odontoprev S.A.	8,710	39,126
Raia Drogasil S.A.	6,342	142,731
Smiles Fidelidade S.A.	1,200	25,093
Sul America S.A.	6,740	44,513
TIM Participacoes S.A.	18,416	79,790
TOTVS S.A.	4,100	35,540
Transmissora Alianca de Energia Eletrica S.A.	11,315	73,979
Ultrapar Participacoes S.A.	13,310	284,013
WEG S.A.	18,458	125,567

Total Brazil		4,295,108
Chile – 1.6%
Aguas Andinas S.A. Class A	94,837	61,725
Banco de Chile	750,552	126,181
Banco de Credito e Inversiones S.A.	1,304	96,788
Banco Santander Chile	1,529,858	128,966
Cencosud S.A.	31,408	96,165
Cia Cervecerias Unidas S.A.	5,350	78,757
Colbun S.A.	87,896	21,074
Empresa Nacional de Telecomunicaciones S.A.	8,971	102,975
Empresas CMPC S.A.	17,468	66,545
Empresas COPEC S.A.	14,029	220,353
Enel Americas S.A.	529,760	123,741
Latam Airlines Group S.A.	9,967	154,975
Parque Arauco S.A.	1,550	4,672
S.A.C.I. Falabella	21,289	205,400

Total Chile		1,488,317
China – 32.1%
3SBio, Inc.*(a)	28,000	63,076
58.com, Inc. ADR*	2,205	176,091
AAC Technologies Holdings, Inc.	15,000	270,632
Agile Group Holdings Ltd.	24,000	49,601
Alibaba Group Holding Ltd. ADR*	27,346	5,019,085
Alibaba Pictures Group Ltd.*	510,000	66,282
ANTA Sports Products Ltd.	28,000	141,279
Anxin Trust Co., Ltd. Class A	3,500	6,525
Autohome, Inc. ADR	679	58,353
Baidu, Inc. ADR*	6,509	1,452,744
Beijing Orient Landscape & Environment Co., Ltd. Class A	23,000	75,744
Beijing Originwater Technology Co., Ltd. Class A	25,900	74,592
BYD Co., Ltd. Class A	11,300	101,116
BYD Co., Ltd. Class H(b)	16,000	124,766
BYD Electronic International Co., Ltd.	12,000	22,507
Chaozhou Three-Circle Group Co., Ltd. Class A	17,600	67,500
China Biologic Products Holdings, Inc.*	463	37,503
China Conch Venture Holdings Ltd.	29,900	91,243
China Evergrande Group*(b)	108,000	339,895
China First Capital Group Ltd.*	112,000	52,659
China Fortune Land Development Co., Ltd. Class A	15,664	81,685
China High Speed Transmission Equipment Group Co., Ltd.	5,000	7,862
China Lodging Group Ltd. ADR	726	95,621
China Media Group Class A†	13,300	17,757
China Medical System Holdings Ltd.	30,000	68,117
China Minsheng Banking Corp., Ltd. Class A	408,381	518,614
CIFI Holdings Group Co., Ltd.	54,000	47,131
Country Garden Holdings Co., Ltd.	228,000	469,462
CSPC Pharmaceutical Group Ltd.	114,000	302,855
Ctrip.com International Ltd. ADR*	10,657	496,829
Dali Foods Group Co., Ltd.(a)	57,500	47,329
Dr Peng Telecom & Media Group Co., Ltd. Class A	25,196	60,230
East Money Information Co., Ltd. Class A	25,300	68,078
ENN Energy Holdings Ltd.	15,000	133,978
Fangda Carbon New Material Co., Ltd. Class A	11,700	49,279
Fosun International Ltd.	58,500	126,715
Fuyao Glass Industry Group Co., Ltd. Class A	23,100	90,943
Fuyao Glass Industry Group Co., Ltd. Class H(a)	4,400	16,959
GCL-Poly Energy Holdings Ltd.*	407,000	50,303
Geely Automobile Holdings Ltd.	144,000	414,663
GEM Co., Ltd. Class A	46,300	54,603
GoerTek, Inc. Class A	21,500	45,859
Great Wall Motor Co., Ltd. Class H(b)	94,000	94,260
Guangzhou R&F Properties Co., Ltd. Class H	46,400	115,759
Haitian International Holdings Ltd.	28,000	84,910
Han’s Laser Technology Industry Group Co., Ltd. Class A	11,700	101,720
Hanergy Thin Film Power Group Ltd.*†	102,000	0

See Notes to Financial Statements.

WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds	31

Schedule of Investments (continued)

WisdomTree Emerging Markets ex-State-Owned Enterprises Fund (XSOE)

March 31, 2018

Investments	Shares	Value
Henan Shuanghui Investment & Development Co., Ltd. Class A	11,500	$46,792
Hengan International Group Co., Ltd.	15,000	138,947
Hengtong Optic-electric Co., Ltd. Class A	11,800	70,762
Hundsun Technologies, Inc. Class A	11,500	109,266
Iflytek Co., Ltd. Class A	14,300	138,257
JD.com, Inc. ADR*	19,092	773,035
Jiangsu Hengrui Medicine Co., Ltd. Class A	14,320	198,036
Jiangsu Zhongtian Technology Co., Ltd. Class A	23,000	44,891
Jiangxi Ganfeng Lithium Co., Ltd. Class A	5,700	70,103
Kangde Xin Composite Material Group Co., Ltd. Class A†	13,000	40,849
Kangmei Pharmaceutical Co., Ltd. Class A	31,700	113,212
Kingsoft Corp., Ltd.	27,000	85,662
KWG Property Holding Ltd.	24,500	33,402
Li Ning Co., Ltd.*	26,000	26,635
Logan Property Holdings Co., Ltd.	8,000	12,171
Longfor Properties Co., Ltd.	58,000	177,363
LONGi Green Energy Technology Co., Ltd. Class A	14,495	78,952
Luxshare Precision Industry Co., Ltd. Class A	11,500	44,196
Luye Pharma Group Ltd.(b)	58,000	55,500
Meitu, Inc.*(a)	33,000	37,801
MGM China Holdings Ltd.	34,800	89,790
Midea Group Co., Ltd. Class A	45,200	391,747
Momo, Inc. ADR*	1,147	42,875
Nanjing Xinjiekou Department Store Co., Ltd. Class A†	5,400	28,563
NetEase, Inc. ADR	1,740	487,879
New Oriental Education & Technology Group, Inc. ADR	3,071	269,173
Nine Dragons Paper Holdings Ltd.	56,000	83,768
O-film Tech Co., Ltd. Class A	25,900	83,401
Ping An Bank Co., Ltd. Class A	97,500	168,913
Ping An Insurance Group Co. of China Ltd. Class A	107,200	1,112,773
Ping An Insurance Group Co. of China Ltd. Class H	159,000	1,616,681
Red Star Macalline Group Corp., Ltd. Class H(a)	25,200	29,508
Sanan Optoelectronics Co., Ltd. Class A	20,200	74,903
Sany Heavy Industry Co., Ltd. Class A	43,600	54,468
Shanghai Fosun Pharmaceutical Group Co., Ltd. Class A	11,600	82,026
Shanghai Fosun Pharmaceutical Group Co., Ltd. Class H	14,249	87,510
Shenzhen Inovance Technology Co., Ltd. Class A	900	5,058
Shenzhen Sunway Communication Co., Ltd. Class A	6,700	39,731
Shenzhou International Group Holdings Ltd.	22,000	231,681
Shimao Property Holdings Ltd.	26,000	73,545
Sino Biopharmaceutical Ltd.	132,000	259,011
Skyworth Digital Holdings Ltd.	84,000	37,781
SOHO China Ltd.	57,000	29,850
Sun Art Retail Group Ltd.	13,500	15,705
Sunac China Holdings Ltd.	77,000	297,275
Suning.com Co., Ltd. Class A	40,700	91,017
Sunny Optical Technology Group Co., Ltd.	17,600	324,942
TAL Education Group ADR	8,221	304,917
Tasly Pharmaceutical Group Co., Ltd. Class A	5,821	42,114
TBEA Co., Ltd. Class A	69,000	96,727
Tencent Holdings Ltd.	130,400	6,805,530
Tianqi Lithium Corp. Class A	8,465	79,245
Tingyi Cayman Islands Holding Corp.	58,000	120,311
Tonghua Dongbao Pharmaceutical Co., Ltd. Class A	20,292	86,242
Uni-President China Holdings Ltd.	30,000	25,955
Vipshop Holdings Ltd. ADR*	9,617	159,834
Want Want China Holdings Ltd.	143,000	114,607
Weibo Corp. ADR*	1,187	141,894
WH Group Ltd.(a)	151,500	161,378
Xinyi Glass Holdings Ltd.*	104,000	156,630
Xinyi Solar Holdings Ltd.	60,000	24,235
Yonghui Superstores Co., Ltd. Class A	31,100	48,639
Yum China Holdings, Inc.	8,651	359,016
YY, Inc. ADR*	868	91,314
Zall Group Ltd.*(b)	115,000	163,233
Zhejiang Dahua Technology Co., Ltd. Class A	20,200	82,255
Zhejiang Longsheng Group Co., Ltd. Class A	23,000	40,797
Zhengzhou Yutong Bus Co., Ltd. Class A	3,000	10,662
Zhongtian Financial Group Co., Ltd. Class A†	9,500	11,098
ZTE Corp. Class A*	43,500	208,453
ZTO Express Cayman, Inc. ADR	4,100	61,459

Total China		29,754,665
Czech Republic – 0.2%
Komercni Banka AS	2,667	121,587
Moneta Money Bank AS(a)	15,304	63,394

Total Czech Republic		184,981
Hungary – 0.5%
OTP Bank PLC	9,303	418,539
India – 8.8%
ACC Ltd.	3,084	71,282
Ashok Leyland Ltd.	30,537	68,100
Asian Paints Ltd.	7,354	126,329
Bajaj Finserv Ltd.	775	61,451
Balkrishna Industries Ltd.	1,687	27,641
Bharat Forge Ltd.	4,799	51,480
Bharti Airtel Ltd.	28,752	175,761
Bharti Infratel Ltd.	16,805	86,612
Britannia Industries Ltd.	209	15,928
Crompton Greaves Consumer Electricals Ltd.	11,395	41,363
Cummins India Ltd.	4,977	53,435
Dabur India Ltd.	17,257	86,891
DLF Ltd.	13,480	41,594
Dr. Reddy’s Laboratories Ltd.	2,761	88,075
Eicher Motors Ltd.	342	148,776
Federal Bank Ltd.	55,363	75,717
Glenmark Pharmaceuticals Ltd.	7,756	62,586
Godrej Consumer Products Ltd.	6,163	103,342
Havells India Ltd.	8,971	67,102
HCL Technologies Ltd.	10,344	153,618
Hero MotoCorp Ltd.	2,945	159,970
Hindalco Industries Ltd.	19,464	64,028
Hindustan Unilever Ltd.	17,059	348,743

See Notes to Financial Statements.

32	WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds

Schedule of Investments (continued)

WisdomTree Emerging Markets ex-State-Owned Enterprises Fund (XSOE)

March 31, 2018

Investments	Shares	Value
ICICI Bank Ltd. ADR	20,000	$177,000
IDFC Bank Ltd.	93,163	67,635
IndusInd Bank Ltd.	9,029	248,734
Infosys Ltd. ADR	32,247	575,609
ITC Ltd.	71,236	279,061
JSW Steel Ltd.	22,408	98,999
Kotak Mahindra Bank Ltd.	20,943	336,454
Larsen & Toubro Ltd.	8,551	171,868
Larsen & Toubro Ltd. GDR Reg S	2,844	57,164
Mahindra & Mahindra Ltd.	19,426	220,078
Marico Ltd.	14,258	71,277
Maruti Suzuki India Ltd.	2,918	396,443
Max Financial Services Ltd.*	4,173	29,013
MRF Ltd.	28	31,130
Natco Pharma Ltd.	3,197	36,942
Nestle India Ltd.	580	72,952
Oracle Financial Services Software Ltd.	1,131	64,948
Page Industries Ltd.	201	69,909
Pidilite Industries Ltd.	333	4,686
Piramal Enterprises Ltd.	2,176	81,168
Reliance Industries Ltd. GDR(a)	40,481	1,097,035
Sun Pharmaceutical Industries Ltd.	24,241	184,014
Sun TV Network Ltd.	2,534	32,970
Tata Consultancy Services Ltd.	8,683	379,309
Tata Motors Ltd. ADR*	5,176	133,023
Tata Power Co., Ltd. (The)	58,586	70,963
Tech Mahindra Ltd.	6,856	67,139
TVS Motor Co., Ltd.	5,549	52,689
United Spirits Ltd.*	1,404	67,371
UPL Ltd.	9,419	105,459
Vakrangee Ltd.	12,053	40,906
Vedanta Ltd.	43,031	183,316
Wipro Ltd.	22,072	95,145
Yes Bank Ltd.	44,162	206,416
Zee Entertainment Enterprises Ltd.	16,411	144,807

Total India		8,131,456
Indonesia – 2.0%
Adaro Energy Tbk PT	592,900	91,729
Astra International Tbk PT	92,100	48,835
Bank Central Asia Tbk PT	448,200	758,530
Bumi Serpong Damai Tbk PT	812,500	105,048
Charoen Pokphand Indonesia Tbk PT	263,900	66,131
Hanjaya Mandala Sampoerna Tbk PT	392,500	113,467
Indofood CBP Sukses Makmur Tbk PT	179,800	108,069
Matahari Department Store Tbk PT	117,200	93,215
Mayora Indah Tbk PT	304,300	65,203
Surya Citra Media Tbk PT	214,300	42,183
Unilever Indonesia Tbk PT	61,800	222,309
United Tractors Tbk PT	63,700	148,059

Total Indonesia		1,862,778
Malaysia – 2.5%
AirAsia Bhd	84,200	85,550
British American Tobacco Malaysia Bhd	9,400	64,206
Dialog Group Bhd	403,900	320,572
Genting Malaysia Bhd	162,700	206,109
HAP Seng Consolidated Bhd	18,900	48,178
Hartalega Holdings Bhd	58,000	90,719
Hong Leong Bank Bhd	8,708	42,324
IOI Corp. Bhd	142,100	175,972
Maxis Bhd	81,200	120,499
Press Metal Aluminium Holdings Bhd	98,600	110,122
Public Bank Bhd	110,800	687,487
Westports Holdings Bhd	211,800	196,578
YTL Corp. Bhd	337,958	117,953
YTL Power International Bhd	301,330	79,461

Total Malaysia		2,345,730
Mexico – 2.9%
Alfa S.A.B. de C.V. Class A	103,060	131,496
Alsea S.A.B. de C.V.	22,353	77,798
America Movil S.A.B. de C.V. Series L	461,391	436,026
Arca Continental S.A.B. de C.V.	5,914	40,729
Banco Santander Mexico S.A. Institucion de Banca Multiple Grupo Financiero Santander Class B	72,170	103,391
Cemex S.A.B. de C.V. Series CPO*	392,439	258,638
Concentradora Fibra Danhos S.A. de C.V.	14,100	23,336
Controladora Vuela Cia de Aviacion S.A.B. de C.V. Class A*	60,900	48,878
El Puerto de Liverpool S.A.B. de C.V. Class C1	11,900	88,337
Fomento Economico Mexicano S.A.B. de C.V.	9,968	90,552
Grupo Aeroportuario del Pacifico S.A.B. de C.V. Class B	9,513	93,616
Grupo Bimbo S.A.B. de C.V. Series A	66,690	145,338
Grupo Carso S.A.B. de C.V. Series A1	6,400	22,450
Grupo Financiero Banorte S.A.B. de C.V. Class O	55,503	337,910
Grupo Financiero Inbursa S.A.B. de C.V. Class O	59,600	98,248
Grupo Lala S.A.B. de C.V.	25,300	34,277
Grupo Mexico S.A.B. de C.V. Series B	54,649	181,280
Infraestructura Energetica Nova S.A.B. de C.V.	13,451	65,525
Kimberly-Clark de Mexico S.A.B. de C.V. Class A	33,464	62,405
Megacable Holdings S.A.B. de C.V. Series CPO	11,648	53,583
Mexichem S.A.B. de C.V.	24,724	75,363
Promotora y Operadora de Infraestructura S.A.B. de C.V.	2,080	20,595
Wal-Mart de Mexico S.A.B. de C.V.	91,591	232,120

Total Mexico		2,721,891
Philippines – 1.2%
Aboitiz Power Corp.	121,000	89,745
Alliance Global Group, Inc.*	172,600	43,665
Ayala Corp.	6,345	115,281
Bank of the Philippine Islands	21,750	48,771
BDO Unibank, Inc.	41,543	110,670
DMCI Holdings, Inc.	298,600	69,589
Globe Telecom, Inc.	1,640	50,981
GT Capital Holdings, Inc.	1,400	31,366
International Container Terminal Services, Inc.	25,800	49,447
Jollibee Foods Corp.	11,050	63,321

See Notes to Financial Statements.

WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds	33

Schedule of Investments (continued)

WisdomTree Emerging Markets ex-State-Owned Enterprises Fund (XSOE)

March 31, 2018

Investments	Shares	Value
Manila Electric Co.	740	$4,510
Megaworld Corp.	553,000	49,707
Metropolitan Bank & Trust Co.	5,299	8,714
PLDT, Inc.	1,740	49,021
Security Bank Corp.	9,280	42,685
SM Investments Corp.	10,595	186,203
Universal Robina Corp.	29,670	86,433

Total Philippines		1,100,109
Poland – 1.3%
Alior Bank S.A.*	8,390	180,155
Bank Millennium S.A.*	46,097	110,489
Bank Pekao S.A.	8,426	303,309
Bank Zachodni WBK S.A.	1,431	151,318
CCC S.A.	1,717	116,896
CD Projekt S.A.	3,652	116,641
Cyfrowy Polsat S.A.	10,929	79,575
LPP S.A.	73	185,414

Total Poland		1,243,797
Russia – 4.1%
Lenta Ltd. GDR Reg S*	21,622	128,651
Lukoil PJSC ADR	22,098	1,522,552
Mail.ru Group Ltd. GDR Reg S*	4,054	141,809
MegaFon PJSC GDR Reg S	8,424	83,313
MMC Norilsk Nickel PJSC ADR	25,820	478,574
Mobile TeleSystems PJSC ADR	19,109	217,652
Novatek PJSC GDR Reg S	4,198	575,126
Novolipetsk Steel PJSC GDR	3,948	98,305
PhosAgro PJSC GDR Reg S	5,217	75,855
Severstal PJSC GDR Reg S	10,672	161,040
Yandex N.V. Class A*	8,386	330,828

Total Russia		3,813,705
South Africa – 7.3%
Anglo American Platinum Ltd.	963	26,333
AngloGold Ashanti Ltd.	13,624	129,378
Aspen Pharmacare Holdings Ltd.	8,213	179,846
AVI Ltd.	5,398	50,487
Barclays Africa Group Ltd.	7,321	117,210
Barloworld Ltd.	6,699	93,886
Bid Corp., Ltd.	6,277	136,546
Bidvest Group Ltd. (The)	7,755	146,673
Capitec Bank Holdings Ltd.	1,652	121,332
Clicks Group Ltd.	3,927	60,356
Discovery Ltd.	9,447	135,939
Exxaro Resources Ltd.	1,684	15,490
FirstRand Ltd.	67,309	380,038
Foschini Group Ltd. (The)	6,548	123,651
Gold Fields Ltd.	22,250	90,099
Hyprop Investments Ltd.	6,509	59,450
Imperial Holdings Ltd.	3,780	74,412
Life Healthcare Group Holdings Ltd.	46,184	107,618
Mondi Ltd.	2,611	71,007
Mr. Price Group Ltd.	4,887	117,548
MTN Group Ltd.	35,596	357,560
Naspers Ltd. Class N	8,613	2,102,114
Nedbank Group Ltd.	4,074	98,178
Netcare Ltd.	37,161	87,816
Northam Platinum Ltd.*	11,044	33,872
Pick n Pay Stores Ltd.	9,261	53,571
PSG Group Ltd.	1,101	20,914
Rand Merchant Investment Holdings Ltd.	17,227	58,156
Remgro Ltd.	10,288	192,758
RMB Holdings Ltd.	16,492	107,383
Sanlam Ltd.	29,325	211,113
Shoprite Holdings Ltd.	8,797	187,526
Sibanye Gold Ltd.	56,059	55,686
SPAR Group Ltd. (The)	5,754	98,367
Standard Bank Group Ltd.	23,507	433,844
Tiger Brands Ltd.	3,547	111,361
Truworths International Ltd.	7,465	67,746
Vodacom Group Ltd.	8,016	103,556
Woolworths Holdings Ltd.	22,809	115,501

Total South Africa		6,734,321
South Korea – 15.4%
Amorepacific Corp.	696	206,991
Amorepacific Group	667	88,858
BGF Co., Ltd.	782	9,611
BNK Financial Group, Inc.	5,842	57,001
Celltrion, Inc.*	1,942	563,889
Cheil Worldwide, Inc.	2,638	44,548
CJ CheilJedang Corp.	233	70,278
CJ E&M Corp.	165	14,164
CJ Logistics Corp.*	325	41,925
Coway Co., Ltd.	1,158	97,559
Daelim Industrial Co., Ltd.	926	64,635
DB Insurance Co., Ltd.	782	47,687
DGB Financial Group, Inc.	4,161	45,479
Doosan Corp.	260	25,978
Doosan Heavy Industries & Construction Co., Ltd.*	2,379	35,488
E-Mart, Inc.	491	125,986
GS Engineering & Construction Corp.	827	22,966
GS Holdings Corp.	1,160	67,582
Hana Financial Group, Inc.	5,670	243,365
Hankook Tire Co., Ltd.	1,828	91,923
Hanmi Pharm Co., Ltd.	118	56,570
Hanmi Science Co., Ltd.	727	63,431
Hanon Systems	1,654	17,767
Hanssem Co., Ltd.	400	57,979
Hanwha Chemical Corp.	1,999	55,887
Hanwha Corp.	1,160	42,606
Hanwha Techwin Co., Ltd.*	1,517	42,127
Hotel Shilla Co., Ltd.	1,013	91,141
Hyosung Corp.	406	46,660
Hyundai Department Store Co., Ltd.	391	33,968
Hyundai Development Co-Engineering & Construction	1,013	36,542
Hyundai Engineering & Construction Co., Ltd.	1,886	77,323
Hyundai Glovis Co., Ltd.	724	114,791
Hyundai Marine & Fire Insurance Co., Ltd.	1,624	59,268

See Notes to Financial Statements.

34	WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds

Schedule of Investments (continued)

WisdomTree Emerging Markets ex-State-Owned Enterprises Fund (XSOE)

March 31, 2018

Investments	Shares	Value
Hyundai Merchant Marine Co., Ltd.*	8,570	$35,176
Hyundai Motor Co.	2,753	370,631
Hyundai Steel Co.	1,188	56,842
Hyundai Wia Corp.	960	49,806
Kakao Corp.	952	117,895
KB Financial Group, Inc.	8,307	473,060
Korea Investment Holdings Co., Ltd.	1,158	89,846
Korea Zinc Co., Ltd.	261	117,290
KT&G Corp.	2,261	212,121
Kumho Petrochemical Co., Ltd.	578	52,274
LG Chem Ltd.	842	304,523
LG Corp.	2,232	180,294
LG Display Co., Ltd.	4,068	99,801
LG Electronics, Inc.	2,233	229,396
LG Household & Health Care Ltd.	203	230,063
LG Innotek Co., Ltd.	176	20,805
LG Uplus Corp.	4,306	49,487
Lotte Chemical Corp.	319	129,587
Lotte Confectionery Co., Ltd.	86	14,039
Lotte Corp.*	667	39,736
Lotte Shopping Co., Ltd.	279	61,381
LS Corp.	781	54,587
Mando Corp.	142	30,907
Medy-Tox, Inc.	116	79,673
Mirae Asset Daewoo Co., Ltd. (Preference Shares)*	814	3,513
NAVER Corp.	498	370,031
NCSoft Corp.	377	148,551
NH Investment & Securities Co., Ltd.	3,547	47,087
NongShim Co., Ltd.	114	32,727
OCI Co., Ltd.	355	52,289
Ottogi Corp.	86	57,446
POSCO	1,595	487,074
S-1 Corp.	697	64,671
Samsung Biologics Co., Ltd.*(a)	346	158,084
Samsung C&T Corp.	1,737	228,145
Samsung Electro-Mechanics Co., Ltd.	1,306	129,265
Samsung Electronics Co., Ltd.	1,756	4,054,335
Samsung Fire & Marine Insurance Co., Ltd.	637	161,655
Samsung Life Insurance Co., Ltd.	1,651	179,675
Samsung SDS Co., Ltd.	754	180,737
Samsung Securities Co., Ltd.	1,247	46,036
Shinhan Financial Group Co., Ltd.	10,574	453,356
SillaJen, Inc.*	1,072	107,612
SK Holdings Co., Ltd.	696	193,279
SK Hynix, Inc.	10,632	810,941
SK Innovation Co., Ltd.	1,214	240,317
SK Telecom Co., Ltd.	667	146,116
ViroMed Co., Ltd.*	140	29,539
Yuhan Corp.	204	42,488

Total South Korea		14,286,162
Taiwan – 11.5%
Accton Technology Corp.	1,000	3,313
Acer, Inc.*	78,000	66,077
Advanced Semiconductor Engineering, Inc.	144,124	207,607
Advantech Co., Ltd.	3,000	21,607
Airtac International Group	1,000	16,960
Asia Cement Corp.	56,000	54,834
Asustek Computer, Inc.	20,000	189,320
AU Optronics Corp.	174,000	81,161
Catcher Technology Co., Ltd.	9,000	109,888
Cathay Financial Holding Co., Ltd.	172,000	309,703
Chailease Holding Co., Ltd.	56,000	198,786
Chang Hwa Commercial Bank Ltd.	201,478	117,126
Cheng Shin Rubber Industry Co., Ltd.	54,000	87,139
Chicony Electronics Co., Ltd.	27,010	69,570
China Development Financial Holding Corp.	348,000	122,934
China Life Insurance Co., Ltd.	87,877	90,568
Chroma ATE, Inc.	1,000	5,796
Compal Electronics, Inc.	115,000	78,686
CTBC Financial Holding Co., Ltd.	320,672	233,160
E.Sun Financial Holding Co., Ltd.	233,858	156,804
Epistar Corp.*	5,000	7,322
Far Eastern New Century Corp.	114,080	103,489
Far EasTone Telecommunications Co., Ltd.	30,000	80,461
Feng TAY Enterprise Co., Ltd.	3,000	13,427
Formosa Chemicals & Fibre Corp.	87,000	323,747
Formosa Petrochemical Corp.	44,000	178,825
Formosa Plastics Corp.	88,000	313,887
Foxconn Technology Co., Ltd.	29,020	79,226
Fubon Financial Holding Co., Ltd.	172,000	296,135
General Interface Solution Holding Ltd.	4,000	24,625
Giant Manufacturing Co., Ltd.	1,000	5,247
Hiwin Technologies Corp.	1,000	14,542
Hon Hai Precision Industry Co., Ltd.	262,085	795,504
HTC Corp.*	9,000	21,021
Innolux Corp.	175,000	78,626
Inventec Corp.	87,000	69,076
King Yuan Electronics Co., Ltd.	54,000	56,487
Largan Precision Co., Ltd.	2,000	229,790
Lite-On Technology Corp.	57,015	80,956
Macronix International*	27,806	50,735
MediaTek, Inc.	29,000	338,667
Merida Industry Co., Ltd.	1,000	4,579
Merry Electronics Co., Ltd.	4,000	23,116
Nan Ya Plastics Corp.	116,000	324,642
Nien Made Enterprise Co., Ltd.	1,000	9,620
Novatek Microelectronics Corp.	27,000	122,698
Pegatron Corp.	56,000	140,207
Pou Chen Corp.	59,000	79,727
Powertech Technology, Inc.	27,000	84,916
President Chain Store Corp.	23,000	231,917
Quanta Computer, Inc.	58,000	117,564
Shin Kong Financial Holding Co., Ltd.	261,449	103,568
Siliconware Precision Industries Co., Ltd.	28,000	48,784
SinoPac Financial Holdings Co., Ltd.	233,738	82,971
Standard Foods Corp.	1,280	2,976
Synnex Technology International Corp.	30,000	44,758
Taishin Financial Holding Co., Ltd.	347,265	169,720

See Notes to Financial Statements.

WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds	35

Schedule of Investments (continued)

WisdomTree Emerging Markets ex-State-Owned Enterprises Fund (XSOE)

March 31, 2018

Investments	Shares	Value
Taiwan Cement Corp.	58,000	$72,706
Taiwan Mobile Co., Ltd.	29,000	109,408
Taiwan Paiho Ltd.	6,000	17,080
Taiwan Semiconductor Manufacturing Co., Ltd.	347,000	2,945,519
Uni-President Enterprises Corp.	86,160	203,898
United Microelectronics Corp.	261,000	138,749
Winbond Electronics Corp.	31,000	20,786
Wistron Corp.	30,621	26,150
WPG Holdings Ltd.	58,000	76,188
Yageo Corp.	2,000	35,806
Yuanta Financial Holding Co., Ltd.	202,236	92,597

Total Taiwan		10,713,484
Thailand – 2.5%
Advanced Info Service PCL NVDR	37,700	250,771
Bangkok Bank PCL NVDR	2,600	16,380
Bangkok Dusit Medical Services PCL NVDR	150,800	113,329
Bank of Ayudhya PCL NVDR	78,100	100,529
Banpu PCL NVDR	118,400	76,863
Berli Jucker PCL NVDR	51,800	94,423
BTS Group Holdings PCL NVDR	226,300	60,429
Bumrungrad Hospital PCL NVDR	14,500	98,769
Central Pattana PCL NVDR	45,400	113,246
Charoen Pokphand Foods PCL NVDR	124,600	100,612
CP ALL PCL NVDR	147,900	416,220
Delta Electronics Thailand PCL NVDR	10,700	23,268
Energy Absolute PCL NVDR	66,800	93,460
Glow Energy PCL NVDR	28,900	79,482
Home Product Center PCL NVDR	144,900	65,800
Indorama Ventures PCL NVDR	78,400	143,537
Kasikornbank PCL NVDR	46,200	313,220
Land & Houses PCL NVDR	153,500	51,543
Thai Union Group PCL NVDR	69,600	42,067
True Corp. PCL NVDR	392,300	89,074

Total Thailand		2,343,022
Turkey – 1.1%
Akbank Turk AS	69,855	168,404
Anadolu Efes Biracilik ve Malt Sanayii AS	5,029	33,997
BIM Birlesik Magazalar AS	6,683	121,297
Haci Omer Sabanci Holding AS	53,922	142,925
Tofas Turk Otomobil Fabrikasi AS	9,916	67,685
Tupras Turkiye Petrol Rafinerileri AS	3,894	106,556
Turkcell Iletisim Hizmetleri AS	19,864	75,968
Turkiye Garanti Bankasi AS	65,642	181,280
Turkiye Is Bankasi AS Group C	46,561	83,921

Total Turkey		982,033
TOTAL COMMON STOCKS (Cost: $92,053,879)		92,420,098
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 0.3%
United States – 0.3%
State Street Navigator Securities Lending Government Money Market Portfolio, 1.74%(c)
(Cost: $243,090)(d)	243,090	243,090
TOTAL INVESTMENTS IN SECURITIES – 99.9% (Cost: $92,296,969)		92,663,188
Other Assets less Liabilities – 0.1%		113,273

NET ASSETS – 100.0%		$92,776,461

*	Non-income producing security.

†

Security is being fair valued using significant unobservable inputs by a pricing committee under the direction of the Board of Trustees. The aggregate value of fair valued securities is $98,267, which represents 0.11% of net assets.

(a)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

(b)	Security, or portion thereof, was on loan at March 31, 2018 (See Note 2).

(c)	Rate shown represents annualized 7-day yield as of March 31, 2018.

(d)

At March 31, 2018, the total market value of the Fund’s securities on loan was $627,142 and the total market value of the collateral held by the Fund was $661,168. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $418,078.

ADR – American Depositary Receipt

GDR – Global Depositary Receipt

NVDR – Non-Voting Depositary Receipt

Reg S – Regulation S provides an exclusion from the registration requirements of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Notes to Financial Statements.

36	WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds

Schedule of Investments (concluded)

WisdomTree Emerging Markets ex-State-Owned Enterprises Fund (XSOE)

March 31, 2018

FINANCIAL DERIVATIVE INSTRUMENTS
FOREIGN CURRENCY CONTRACTS (OTC – OVER THE COUNTER)
Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation	Unrealized Depreciation
Citibank N.A.	4/2/2018	1,170,898	BRL	352,044	USD	$254	$—
Citibank N.A.	4/2/2018	15,513,268	MXN	845,788	USD	4,092	—
Citibank N.A.	4/2/2018	452,660	USD	1,505,546	BRL	—	(327)
Citibank N.A.	4/2/2018	558,143	USD	600,450,393	KRW	—	(5,184)
Citibank N.A.	4/2/2018	758,100	USD	13,904,910	MXN	—	(3,667)
Deutsche Bank AG	4/2/2018	40,170,110	KRW	37,789	USD	—	(103)
Deutsche Bank AG	4/3/2018	196,769	USD	2,294,839	ZAR	3,091	—
Deutsche Bank AG	4/3/2018	2,585,832	ZAR	221,720	USD	—	(3,483)
Merrill Lynch International	4/2/2018	645,681	USD	8,876,177,429	IDR	961	—
						$8,398	$(12,764)

CURRENCY LEGEND

BRL – Brazilian real

IDR – Indonesian rupiah

KRW – South Korean won

MXN – Mexican peso

USD – U.S. dollar

ZAR – South African rand

See Notes to Financial Statements.

WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds	37

Schedule of Investments

WisdomTree Emerging Markets High Dividend Fund (DEM)

March 31, 2018

Investments	Shares	Value
COMMON STOCKS – 96.7%
Brazil – 3.2%
AES Tiete Energia S.A.	600,975	$2,195,161
Banco Santander Brasil S.A.	517,618	6,215,590
BB Seguridade Participacoes S.A.	919,569	8,098,383
Cia Hering	413,855	2,570,095
Cia Paranaense de Energia	246,444	1,707,668
Cosan S.A. Industria e Comercio	378,891	4,732,147
EcoRodovias Infraestrutura e Logistica S.A.	219,222	577,143
Engie Brasil Energia S.A.	768,692	9,057,040
Estacio Participacoes S.A.	571,092	6,008,872
Ez Tec Empreendimentos e Participacoes S.A.	242,971	1,687,258
Fleury S.A.	268,698	2,194,146
Grendene S.A.	242,175	1,993,594
Itau Unibanco Holding S.A.	321,456	4,364,938
Magnesita Refratarios S.A.	115,390	2,020,610
MRV Engenharia e Participacoes S.A.	417,439	2,040,975
Multiplus S.A.	180,035	1,671,103
Porto Seguro S.A.	122,220	1,785,715
Qualicorp S.A.	361,440	2,422,940
Smiles Fidelidade S.A.	136,479	2,853,921
Transmissora Alianca de Energia Eletrica S.A.	1,305,176	8,533,360
Tupy S.A.	225,573	1,151,755

Total Brazil		73,882,414
Chile – 1.2%
AES Gener S.A.	10,843,413	3,074,455
Aguas Andinas S.A. Class A	5,669,860	3,690,226
Banco Santander Chile	33,250,722	2,803,007
Empresas Lipigas S.A.	314,536	2,814,103
Enel Chile S.A.	33,116,361	4,292,318
Enel Generacion Chile S.A.	6,878,099	5,611,856
Grupo Security S.A.	2,028,422	1,024,923
Inversiones Aguas Metropolitanas S.A.	1,224,818	2,254,356
Inversiones La Construccion S.A.	72,827	1,433,819

Total Chile		26,999,063
China – 21.2%
Agile Group Holdings Ltd.	978,000	2,021,222
Agricultural Bank of China Ltd. Class H	27,077,000	15,387,207
BAIC Motor Corp., Ltd. Class H(a)	1,475,500	1,808,584
Bank of China Ltd. Class H	71,055,084	38,206,039
Bank of Chongqing Co., Ltd. Class H	1,036,000	805,219
Bank of Communications Co., Ltd. Class H	22,922,287	17,962,115
Beijing Capital Land Ltd. Class H	1,552,000	945,244
Central China Securities Co., Ltd. Class H(b)	2,531,000	944,896
China Cinda Asset Management Co., Ltd. Class H	8,569,000	3,111,712
China CITIC Bank Corp., Ltd. Class H	10,549,000	7,204,444
China Construction Bank Corp. Class H	69,694,054	71,573,981
China Lilang Ltd.	1,861,000	2,323,790
China Minsheng Banking Corp., Ltd. Class H	4,299,500	4,179,910
China Mobile Ltd.	6,811,000	62,440,459
China Petroleum & Chemical Corp. Class H	49,438,000	43,401,478
China Power International Development Ltd.(b)	15,572,000	4,007,930
China Resources Cement Holdings Ltd.	2,592,000	2,239,181
China Resources Power Holdings Co., Ltd.	4,090,000	7,462,610
China Sanjiang Fine Chemicals Co., Ltd.	1,646,000	673,224
China SCE Property Holdings Ltd.	1,375,000	711,301
China Suntien Green Energy Corp., Ltd. Class H	4,367,000	1,224,138
China Vanke Co., Ltd. Class H	724,200	3,303,436
China Zhongwang Holdings Ltd.(b)	3,974,800	2,360,074
Chongqing Rural Commercial Bank Co., Ltd. Class H	2,971,991	2,275,864
CIFI Holdings Group Co., Ltd.	2,210,000	1,928,889
CITIC Telecom International Holdings Ltd.	3,524,000	1,019,263
CNOOC Ltd.	24,519,000	36,114,782
COSCO Shipping Energy Transportation Co., Ltd. Class H	1,934,000	995,548
Dali Foods Group Co., Ltd.(a)	3,121,000	2,568,921
Dongfeng Motor Group Co., Ltd. Class H	3,234,000	3,753,901
E-Commodities Holdings Ltd.	7,308,000	689,056
Great Wall Motor Co., Ltd. Class H(b)	3,840,000	3,850,617
Greatview Aseptic Packaging Co., Ltd.	1,625,000	1,093,230
Guangdong Investment Ltd.	3,690,000	5,801,842
Guangzhou R&F Properties Co., Ltd. Class H	1,471,600	3,671,359
Hisense Kelon Electrical Holdings Co., Ltd. Class H	436,000	497,203
Huabao International Holdings Ltd.	1,975,000	1,308,564
Huaneng Power International, Inc. Class H	11,020,000	7,399,743
Industrial & Commercial Bank of China Ltd. Class H	65,725,823	56,360,586
Jiangnan Group Ltd.(b)	13,108,000	810,033
Jiangsu Expressway Co., Ltd. Class H	1,556,527	2,201,426
Kingboard Laminates Holdings Ltd.	1,151,500	1,669,670
KWG Property Holding Ltd.	2,323,000	3,167,068
Lenovo Group Ltd.(b)	13,878,000	7,090,807
Logan Property Holdings Co., Ltd.	1,070,000	1,627,843
Powerlong Real Estate Holdings Ltd.(b)	1,913,000	1,006,675
Red Star Macalline Group Corp., Ltd. Class H(a)(b)	1,156,600	1,354,326
Shandong Chenming Paper Holdings Ltd. Class H(b)	428,000	723,122
Shanghai Industrial Holdings Ltd.	583,000	1,519,100
Shenzhen Expressway Co., Ltd. Class H	982,000	999,730
Shenzhen Investment Ltd.	3,934,000	1,669,179
Shimao Property Holdings Ltd.	1,214,000	3,433,967
Sino-Ocean Group Holding Ltd.	3,958,000	2,869,541
Sinopec Shanghai Petrochemical Co., Ltd. Class H	8,396,000	5,102,878
SITC International Holdings Co., Ltd.	1,635,000	1,624,938
Times China Holdings Ltd.(b)	872,000	1,333,282
Weichai Power Co., Ltd. Class H	1,802,000	2,020,514
Xinhua Winshare Publishing and Media Co., Ltd. Class H	2,404,000	1,920,554
Xinyi Glass Holdings Ltd.*	4,558,000	6,864,615
Xinyi Solar Holdings Ltd.(b)	7,468,000	3,016,393
Yuexiu Transport Infrastructure Ltd.(b)	2,668,000	2,053,275
Yuzhou Properties Co., Ltd.	3,499,000	2,385,185

See Notes to Financial Statements.

38	WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds

Schedule of Investments (continued)

WisdomTree Emerging Markets High Dividend Fund (DEM)

March 31, 2018

Investments	Shares	Value
Zhejiang Expressway Co., Ltd. Class H	2,024,398	$2,066,107
Zoomlion Heavy Industry Science and Technology Co., Ltd. Class H(b)	2,076,600	793,777

Total China		482,951,567
Czech Republic – 1.0%
CEZ AS	507,554	12,639,240
Komercni Banka AS	72,299	3,296,078
Moneta Money Bank AS(a)	1,037,863	4,299,141
O2 Czech Republic AS	225,799	3,117,759

Total Czech Republic		23,352,218
Hong Kong – 0.1%
CP Pokphand Co., Ltd.	16,290,000	1,266,121
Stella International Holdings Ltd.	873,500	1,164,177

Total Hong Kong		2,430,298
Hungary – 0.1%
Magyar Telekom Telecommunications PLC	972,293	1,737,087
Indonesia – 1.1%
Bank Pembangunan Daerah Jawa Barat Dan Banten Tbk PT	3,315,900	496,151
Gudang Garam Tbk PT	688,600	3,624,934
Indo Tambangraya Megah Tbk PT	1,949,300	4,035,232
Indocement Tunggal Prakarsa Tbk PT	4,367,200	5,075,373
Japfa Comfeed Indonesia Tbk PT	6,604,700	710,002
Matahari Department Store Tbk PT	5,624,700	4,473,613
Perusahaan Gas Negara Persero Tbk	44,253,600	7,393,011

Total Indonesia		25,808,316
Malaysia – 2.8%
AirAsia Bhd	5,008,800	5,089,086
Alliance Bank Malaysia Bhd	1,655,400	1,870,243
AMMB Holdings Bhd	1,282,300	1,289,593
Ann Joo Resources Bhd	785,300	609,074
Astro Malaysia Holdings Bhd	4,669,700	2,414,530
Berjaya Sports Toto Bhd	1,173,772	661,536
Bermaz Auto Bhd	1,717,300	958,989
British American Tobacco Malaysia Bhd	309,597	2,114,672
DiGi.Com Bhd	4,334,047	5,199,064
HAP Seng Consolidated Bhd	705,600	1,798,660
Heineken Malaysia Bhd	562,900	3,026,970
Lingkaran Trans Kota Holdings Bhd	746,800	1,098,576
Mah Sing Group Bhd	1,335,000	345,140
Malakoff Corp. Bhd	7,205,857	1,658,018
Malayan Banking Bhd	7,006,065	19,199,661
MISC Bhd	2,784,100	5,074,433
Petronas Gas Bhd	337,900	1,558,463
SP Setia Bhd Group	1,788,993	1,382,908
UOA Development Bhd	808,759	505,997
YTL Corp. Bhd	12,416,278	4,333,499
YTL Power International Bhd	10,574,996	2,788,649

Total Malaysia		62,977,761
Mexico – 2.2%
Alpek S.A.B. de C.V.	1,807,788	2,501,697
Banco Santander Mexico S.A. Institucion de Banca Multiple Grupo Financiero Santander Class B	3,934,168	5,636,097
Concentradora Fibra Danhos S.A. de C.V.	1,816,969	3,007,129
Grupo Aeroportuario del Centro Norte S.A.B. de C.V.	564,478	2,741,445
Grupo Aeroportuario del Pacifico S.A.B. de C.V. Class B	693,021	6,819,917
Grupo Financiero Banorte S.A.B. de C.V. Class O	3,198,094	19,470,468
Grupo Financiero Interacciones S.A. de C.V. Class O	201,402	975,812
Kimberly-Clark de Mexico S.A.B. de C.V. Class A	1,799,560	3,355,906
Macquarie Mexico Real Estate Management S.A. de C.V.*	1,915,669	2,143,039
Nemak S.A.B. de C.V.(a)	2,362,666	1,933,779
Prologis Property Mexico S.A. de C.V.	675,465	1,286,283

Total Mexico		49,871,572
Philippines – 0.5%
Globe Telecom, Inc.	76,775	2,386,643
Manila Electric Co.	640,060	3,900,898
PLDT, Inc.	198,854	5,602,326

Total Philippines		11,889,867
Poland – 0.6%
Asseco Poland S.A.	128,903	1,693,468
Bank Handlowy w Warszawie S.A.	102,501	2,262,305
Bank Pekao S.A.	273,447	9,843,230

Total Poland		13,799,003
Russia – 14.0%
Gazprom PJSC ADR	18,937,638	92,150,546
Lukoil PJSC ADR	1,353,481	93,254,841
Magnitogorsk Iron & Steel Works PJSC GDR Reg S	160,776	1,598,113
MegaFon PJSC GDR Reg S	412,785	4,082,444
MMC Norilsk Nickel PJSC ADR	1,969,381	36,502,477
Mobile TeleSystems PJSC ADR	1,994,930	22,722,253
Novolipetsk Steel PJSC GDR	362,889	9,035,936
PhosAgro PJSC GDR Reg S	125,506	1,824,857
RusHydro PJSC ADR	2,473,714	3,111,932
Severstal PJSC GDR Reg S	887,797	13,396,857
Sistema PJSC FC GDR Reg S	633,317	2,558,601
Tatneft PJSC ADR	613,917	38,750,441
TMK PAO GDR Reg S	306,861	1,730,696

Total Russia		320,719,994
Singapore – 0.1%
IGG, Inc.(b)	1,171,000	1,602,454
South Africa – 12.6%
Aeci Ltd.	217,968	2,124,722
African Rainbow Minerals Ltd.	354,907	3,037,246
Alexander Forbes Group Holdings Ltd.	2,209,225	1,342,456
Assore Ltd.	132,669	3,269,488
AVI Ltd.	394,266	3,687,525

See Notes to Financial Statements.

WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds	39

Schedule of Investments (continued)

WisdomTree Emerging Markets High Dividend Fund (DEM)

March 31, 2018

Investments	Shares	Value
Barclays Africa Group Ltd.	814,902	$13,046,685
Coronation Fund Managers Ltd.	495,709	3,377,871
Exxaro Resources Ltd.	502,277	4,620,164
FirstRand Ltd.(b)	4,219,290	23,822,808
Foschini Group Ltd. (The)	428,836	8,098,074
Hyprop Investments Ltd.	392,431	3,584,250
Imperial Holdings Ltd.(b)	223,834	4,406,311
Investec Ltd.	239,313	1,863,809
JSE Ltd.	72,895	1,140,173
Kumba Iron Ore Ltd.(b)	179,635	4,291,228
Lewis Group Ltd.	612,472	2,181,354
Liberty Holdings Ltd.(b)	335,067	3,550,388
Life Healthcare Group Holdings Ltd.	2,355,615	5,489,063
Mr. Price Group Ltd.	365,031	8,780,153
MTN Group Ltd.(b)	4,544,840	45,652,652
Nedbank Group Ltd.(b)	355,421	8,565,200
Netcare Ltd.	2,335,268	5,518,515
Raubex Group Ltd.	318,839	546,254
Resilient REIT Ltd.	312,285	1,317,797
Reunert Ltd.	659,651	4,146,497
RMB Holdings Ltd.	998,157	6,499,235
Sanlam Ltd.(b)	1,424,412	10,254,444
Santam Ltd.	45,852	1,261,585
Sasol Ltd.	839,988	28,585,999
SPAR Group Ltd. (The)	178,215	3,046,670
Standard Bank Group Ltd.(b)	1,555,209	28,702,868
Telkom S.A. SOC Ltd.	1,214,093	5,424,545
Truworths International Ltd.	1,097,364	9,958,819
Tsogo Sun Holdings Ltd.	996,921	1,962,922
Vodacom Group Ltd.	992,999	12,828,219
Woolworths Holdings Ltd.	2,153,001	10,902,421

Total South Africa		286,888,410
South Korea – 2.6%
Coway Co., Ltd.	117,319	9,883,897
Doosan Corp.	20,490	2,047,270
Grand Korea Leisure Co., Ltd.	55,200	1,330,932
Hite Jinro Co., Ltd.	29,917	630,112
Korea Electric Power Corp.	588,476	18,136,257
Meritz Securities Co., Ltd.	361,247	1,448,852
S-Oil Corp.	106,461	11,985,477
SK Telecom Co., Ltd.	65,792	14,412,639

Total South Korea		59,875,436
Taiwan – 26.0%
AcBel Polytech, Inc.	920,000	653,154
Advanced Semiconductor Engineering, Inc.	8,423,343	12,133,635
Arcadyan Technology Corp.(b)	632,000	1,185,664
Asia Cement Corp.	3,269,158	3,201,100
Asustek Computer, Inc.(b)	1,748,000	16,546,558
AU Optronics Corp.(b)	14,933,000	6,965,353
Aurora Corp.	298,000	928,024
Capital Securities Corp.	2,936,000	1,132,833
Cathay Financial Holding Co., Ltd.	7,014,000	12,629,386
Charoen Pokphand Enterprise	257,000	576,458
Chaun-Choung Technology Corp.(b)	264,000	826,669
Cheng Shin Rubber Industry Co., Ltd.(b)	3,736,000	6,028,700
Chicony Electronics Co., Ltd.	1,376,967	3,546,669
Chicony Power Technology Co., Ltd.	440,000	905,443
Chin-Poon Industrial Co., Ltd.	535,000	948,640
China Bills Finance Corp.	3,338,000	1,705,807
China Development Financial Holding Corp.(b)	19,806,000	6,996,666
China General Plastics Corp.(b)	972,000	1,083,445
China Metal Products Co., Ltd.	594,000	598,951
China Steel Chemical Corp.(b)	147,000	773,896
Chong Hong Construction Co., Ltd.(b)	875,000	2,571,852
Chunghwa Telecom Co., Ltd.(b)	6,998,000	27,121,240
Cleanaway Co., Ltd.	378,000	2,463,216
Compal Electronics, Inc.	8,158,000	5,581,922
CTBC Financial Holding Co., Ltd.	17,436,000	12,677,683
CTCI Corp.(b)	1,316,000	2,186,789
Darfon Electronics Corp.(b)	1,065,000	1,134,144
Elite Material Co., Ltd.(b)	325,000	1,045,547
Eternal Materials Co., Ltd.	1,463,105	1,482,826
Everlight Electronics Co., Ltd.(b)	1,178,000	1,818,088
Far Eastern Department Stores Ltd.	1,523,000	848,810
Far Eastern New Century Corp.	2,979,402	2,702,788
Far EasTone Telecommunications Co., Ltd.	2,711,000	7,270,988
Farglory Land Development Co., Ltd.	2,653,000	2,993,576
Feng Hsin Steel Co., Ltd.	1,002,000	2,044,758
Feng TAY Enterprise Co., Ltd.	577,000	2,582,519
First Financial Holding Co., Ltd.	12,941,540	9,010,298
Formosa Chemicals & Fibre Corp.	9,228,000	34,339,541
Formosa Petrochemical Corp.(b)	4,695,000	19,081,438
Formosa Plastics Corp.	8,986,000	32,052,132
Foxconn Technology Co., Ltd.(b)	1,488,000	4,062,311
Fubon Financial Holding Co., Ltd.	6,088,000	10,481,792
Gemtek Technology Corp.(b)	910,000	831,756
Getac Technology Corp.(b)	1,341,000	1,943,178
Gigabyte Technology Co., Ltd.	1,535,000	3,516,754
Grand Pacific Petrochemical(b)	1,771,000	1,858,648
Great Wall Enterprise Co., Ltd.(b)	1,113,000	1,318,865
Greatek Electronics, Inc.	1,290,000	2,535,137
HannStar Display Corp.(b)	4,807,000	1,648,661
Highwealth Construction Corp.*(b)	3,150,000	4,877,817
Holtek Semiconductor, Inc.	456,000	1,201,111
Hon Hai Precision Industry Co., Ltd.	24,604,000	74,680,317
Hsin Kuang Steel Co., Ltd.(b)	1,226,000	1,669,314
Hua Nan Financial Holdings Co., Ltd.	5,226,000	3,154,563
Huaku Development Co., Ltd.	554,000	1,364,242
Huang Hsiang Construction Corp.	1,269,000	1,290,457
IEI Integration Corp.	425,000	556,084
Inventec Corp.	8,117,000	6,444,715
ITEQ Corp.	413,000	1,018,442
Kenda Rubber Industrial Co., Ltd.	802,543	1,011,539
King Yuan Electronics Co., Ltd.	2,287,000	2,392,341
King’s Town Bank(b)	1,409,000	1,788,010
Kinsus Interconnect Technology Corp.(b)	480,000	918,613
LCY Chemical Corp.	1,994,000	3,029,605

See Notes to Financial Statements.

40	WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds

Schedule of Investments (continued)

WisdomTree Emerging Markets High Dividend Fund (DEM)

March 31, 2018

Investments	Shares	Value
Lien Hwa Industrial Corp.	2,243,085	$3,015,706
Lite-On Technology Corp.(b)	5,786,651	8,216,461
Long Chen Paper Co., Ltd.(b)	877,772	981,424
Makalot Industrial Co., Ltd.	333,000	1,570,378
Mega Financial Holding Co., Ltd.(b)	13,056,302	11,284,385
Merry Electronics Co., Ltd.(b)	261,000	1,508,334
Micro-Star International Co., Ltd.	1,525,000	4,979,250
Nan Ya Plastics Corp.	12,837,000	35,926,165
Novatek Microelectronics Corp.	1,454,000	6,607,504
OptoTech Corp.*	1,051,746	826,045
Pegatron Corp.(b)	5,221,000	13,071,749
Pou Chen Corp.	3,040,000	4,107,967
Powertech Technology, Inc.	986,000	3,101,012
Primax Electronics Ltd.	460,000	986,041
Qisda Corp.(b)	4,043,000	3,050,588
Quang Viet Enterprise Co., Ltd.	107,000	442,209
Quanta Computer, Inc.(b)	5,329,990	10,803,663
Radiant Opto-Electronics Corp.(b)	1,354,170	3,339,329
Realtek Semiconductor Corp.	618,000	2,755,428
Rechi Precision Co., Ltd.	1,482,000	1,565,511
Run Long Construction Co., Ltd.(b)	1,607,000	2,810,886
Sercomm Corp.(b)	349,000	982,711
Sheng Yu Steel Co., Ltd.	1,211,000	1,156,715
Shiny Chemical Industrial Co., Ltd.	256,000	746,304
Siliconware Precision Industries Co., Ltd.	2,427,724	4,229,803
SinoPac Financial Holdings Co., Ltd.(b)	7,164,451	2,543,200
Supreme Electronics Co., Ltd.(b)	1,952,000	2,138,985
Syncmold Enterprise Corp.	664,324	1,540,224
Taichung Commercial Bank Co., Ltd.	6,380,000	2,231,917
Taishin Financial Holding Co., Ltd.(b)	6,512,000	3,182,632
Taiwan Cement Corp.(b)	5,650,485	7,083,213
Taiwan Cooperative Financial Holding Co., Ltd.	6,099,000	3,597,860
Taiwan Fertilizer Co., Ltd.	2,496,000	3,342,895
Taiwan Mobile Co., Ltd.(b)	2,928,253	11,047,358
Taiwan Sakura Corp.	512,000	674,308
Taiwan Secom Co., Ltd.	325,538	1,009,316
Taiwan Styrene Monomer(b)	3,656,000	2,708,427
Test Research, Inc.	1,263,000	2,412,769
Thye Ming Industrial Co., Ltd.	844,000	1,168,001
Tong Hsing Electronic Industries Ltd.	192,000	813,252
Topco Scientific Co., Ltd.	477,435	1,408,218
Transcend Information, Inc.	958,000	2,838,811
Tripod Technology Corp.(b)	658,000	2,211,613
Tung Ho Steel Enterprise Corp.	1,824,000	1,570,203
TXC Corp.	825,000	1,106,338
United Microelectronics Corp.(b)	12,941,000	6,879,497
UPC Technology Corp.	1,505,000	975,563
Walsin Lihwa Corp.	5,635,000	3,382,121
Well Shin Technology Co., Ltd.	554,000	1,014,631
Wistron Corp.(b)	4,342,223	3,708,247
Wistron NeWeb Corp.(b)	273,000	727,513
WPG Holdings Ltd.	3,282,000	4,311,164
WT Microelectronics Co., Ltd.	823,091	1,326,792
YC INOX Co., Ltd.	1,230,000	1,111,586
Yulon Nissan Motor Co., Ltd.(b)	220,000	2,014,611
Yungtay Engineering Co., Ltd.	545,000	1,054,224

Total Taiwan		593,172,535
Thailand – 5.4%
Advanced Info Service PCL NVDR	1,833,900	12,198,631
Bangchak Corp. PCL NVDR	2,406,100	2,789,291
BTS Group Holdings PCL NVDR(b)	8,413,143	2,246,554
Glow Energy PCL NVDR	812,500	2,234,570
Hana Microelectronics PCL NVDR(b)	990,900	1,021,955
Intouch Holdings PCL NVDR	3,140,759	5,825,520
IRPC PCL NVDR	23,149,800	5,478,366
Jasmine International PCL NVDR(b)	8,328,900	1,638,079
KGI Securities Thailand PCL NVDR	12,298,800	1,864,289
Kiatnakin Bank PCL NVDR	968,100	2,267,775
Krung Thai Bank PCL NVDR(b)	3,920,100	2,369,360
Land & Houses PCL NVDR	7,153,153	2,401,922
MC Group PCL NVDR(b)	1,345,100	546,299
PTT Exploration & Production PCL NVDR	2,726,500	9,983,506
PTT Global Chemical PCL NVDR	3,055,434	9,233,723
PTT PCL NVDR	1,648,200	29,095,184
Sansiri PCL NVDR	13,662,500	734,026
Siam Cement PCL (The) NVDR	472,400	7,553,566
Siam City Cement PCL NVDR(b)	176,765	1,475,397
Siam Commercial Bank PCL (The) NVDR	1,012,300	4,629,322
Siamgas & Petrochemicals PCL NVDR(b)	1,384,000	1,283,530
Star Petroleum Refining PCL NVDR	5,915,338	3,026,716
Thai Oil PCL NVDR	2,158,300	6,332,716
Thai Vegetable Oil PCL NVDR	1,813,897	1,986,760
Thanachart Capital PCL NVDR	536,300	921,846
Tipco Asphalt PCL NVDR(b)	1,357,600	751,087
Tisco Financial Group PCL NVDR	396,600	1,138,307
TTW PCL NVDR(b)	3,386,577	1,310,444

Total Thailand		122,338,741
Turkey – 2.0%
Aksa Akrilik Kimya Sanayii AS	494,539	2,071,087
Alarko Holding AS	392,710	669,155
Cimsa Cimento Sanayi ve Ticaret AS	382,186	1,303,411
Enka Insaat ve Sanayi AS	1,473,767	2,049,896
Eregli Demir ve Celik Fabrikalari TAS	3,621,273	9,580,184
Ford Otomotiv Sanayi AS	106,489	1,674,727
Petkim Petrokimya Holding AS	2,163,285	4,445,181
Soda Sanayii AS	696,511	970,551
TAV Havalimanlari Holding AS	249,717	1,505,337
Tupras Turkiye Petrol Rafinerileri AS	322,501	8,824,938
Turk Traktor ve Ziraat Makineleri AS	32,483	592,441
Turkcell Iletisim Hizmetleri AS	3,026,626	11,575,045
Turkiye Is Bankasi AS Group C	955,681	1,722,513

Total Turkey		46,984,466
TOTAL COMMON STOCKS (Cost: $2,024,854,347)		2,207,281,202

See Notes to Financial Statements.

WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds	41

Schedule of Investments (concluded)

WisdomTree Emerging Markets High Dividend Fund (DEM)

March 31, 2018

Investments	Shares	Value
EXCHANGE-TRADED FUNDS – 3.1%
United States – 3.1%
iShares MSCI India ETF	985,342	$33,629,722
WisdomTree Global High Dividend Fund(b)(c)	56,250	2,617,313
WisdomTree India Earnings Fund(b)(c)	1,279,125	33,538,657
TOTAL EXCHANGE-TRADED FUNDS (Cost: $70,431,859)		69,785,692
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 5.4%
United States – 5.4%
State Street Navigator Securities Lending Government Money Market Portfolio, 1.74%(d)
(Cost: $124,481,158)(e)	124,481,158	124,481,158
TOTAL INVESTMENTS IN SECURITIES – 105.2% (Cost: $2,219,767,364)		2,401,548,052
Other Assets less Liabilities – (5.2)%		(119,371,717)

NET ASSETS – 100.0%		$2,282,176,335
*	Non-income producing security.

(a)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

(b)	Security, or portion thereof, was on loan at March 31, 2018 (See Note 2).

(c)	Affiliated company (See Note 3).

(d)	Rate shown represents annualized 7-day yield as of March 31, 2018.

(e)

At March 31, 2018, the total market value of the Fund’s securities on loan was $251,027,428 and the total market value of the collateral held by the Fund was $266,034,516. The total market value of the collateral includes non-cash U.S. Government and U.S. Government Agencies securities collateral having a value of $141,553,358.

ADR – American Depositary Receipt

GDR – Global Depositary Receipt

NVDR – Non-Voting Depositary Receipt

Reg S – Regulation S provides an exclusion from the registration requirements of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

FINANCIAL DERIVATIVE INSTRUMENTS
FOREIGN CURRENCY CONTRACTS (OTC – OVER THE COUNTER)
Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation	Unrealized Depreciation
Morgan Stanley & Co. International	4/2/2018	1,092,725	USD	4,313,697	TRY	$3,793	$—
Morgan Stanley & Co. International	4/3/2018	2,099,371	USD	24,726,808	ZAR	12,500	—
State Street Bank and Trust	4/2/2018	179,215	USD	691,878	MYR	343	—
						$16,636	$—

CURRENCY LEGEND

MYR – Malaysian ringgit

TRY – Turkish New lira

USD – U.S. dollar

ZAR – South African rand

See Notes to Financial Statements.

42	WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds

Schedule of Investments

WisdomTree Emerging Markets Quality Dividend Growth Fund (DGRE)

March 31, 2018

Investments	Shares	Value
COMMON STOCKS – 99.8%
Brazil – 5.3%
CCR S.A.	283,369	$1,065,746
Estacio Participacoes S.A.	91,507	962,811
Grendene S.A.	28,091	231,246
Localiza Rent a Car S.A.	44,566	385,105
Lojas Renner S.A.	44,584	460,784
M. Dias Branco S.A.	8,963	137,563
Natura Cosmeticos S.A.	11,435	110,098
Odontoprev S.A.	55,404	248,881
Ser Educacional S.A.(a)	3,655	22,005
Smiles Fidelidade S.A.	17,888	374,057

Total Brazil		3,998,296
Chile – 0.9%
Aguas Andinas S.A. Class A	768,990	500,497
Empresas Lipigas S.A.	15,793	141,297
Forus S.A.	12,023	47,420

Total Chile		689,214
China – 14.9%
AAC Technologies Holdings, Inc.	36,000	649,516
ANTA Sports Products Ltd.	175,000	882,994
Beijing Tong Ren Tang Chinese Medicine Co., Ltd.	26,000	48,831
Brilliance China Automotive Holdings Ltd.	108,000	225,404
China Conch Venture Holdings Ltd.	262,500	801,049
China Lesso Group Holdings Ltd.	108,000	82,153
China Maple Leaf Educational Systems Ltd.	54,000	72,383
China Medical System Holdings Ltd.	190,000	431,406
China Overseas Property Holdings Ltd.	135,000	42,143
China Pioneer Pharma Holdings Ltd.	214,000	67,895
China Railway Signal & Communication Corp., Ltd. Class H(a)	93,000	72,757
China Yuhua Education Corp., Ltd.(a)(b)	34,000	17,415
Cogobuy Group(a)(b)	49,000	24,849
Consun Pharmaceutical Group Ltd.	72,000	76,419
Cosmo Lady China Holdings Co., Ltd.(a)	124,000	67,148
CSPC Pharmaceutical Group Ltd.	282,000	749,169
Geely Automobile Holdings Ltd.	136,000	391,626
Greentown Service Group Co., Ltd.	64,000	54,065
Guangzhou Automobile Group Co., Ltd. Class H	234,000	431,130
Haitian International Holdings Ltd.	87,000	263,828
Kingboard Laminates Holdings Ltd.	116,000	168,200
Logan Property Holdings Co., Ltd.(b)	454,000	690,692
Minth Group Ltd.	66,000	300,638
Shenzhou International Group Holdings Ltd.	115,000	1,211,058
Sino Biopharmaceutical Ltd.	235,000	461,119
Sunny Optical Technology Group Co., Ltd.	13,500	249,245
Tencent Holdings Ltd.	38,300	1,998,863
TravelSky Technology Ltd. Class H	45,000	130,442
Xiabuxiabu Catering Management China Holdings Co., Ltd.(a)(b)	29,000	54,983
Yadea Group Holdings Ltd.(a)	80,000	27,216
Yestar Healthcare Holdings Co., Ltd.(b)	72,500	25,219
YiChang HEC ChangJiang Pharmaceutical Co., Ltd. Class H(a)	39,000	179,638
Zhou Hei Ya International Holdings Co., Ltd.(a)(b)	60,500	55,040
Zhuzhou CRRC Times Electric Co., Ltd. Class H	46,864	226,907

Total China		11,231,440
India – 15.1%
Adani Ports & Special Economic Zone Ltd.	16,935	91,943
AIA Engineering Ltd.	1,676	37,040
Ajanta Pharma Ltd.*	2,962	63,142
Alembic Pharmaceuticals Ltd.	4,268	35,883
Alkem Laboratories Ltd.	1,792	54,631
Amara Raja Batteries Ltd.	3,716	45,295
Asian Paints Ltd.	14,449	248,210
Aurobindo Pharma Ltd.	6,786	58,042
Bajaj Auto Ltd.	7,105	298,997
Bajaj Corp., Ltd.	11,103	80,359
Bajaj Holdings & Investment Ltd.	2,111	86,241
Balkrishna Industries Ltd.	2,890	47,352
Bata India Ltd.	1,829	20,470
Berger Paints India Ltd.	9,312	36,650
Bharat Forge Ltd.	6,225	66,777
Britannia Industries Ltd.	949	72,324
Cadila Healthcare Ltd.*	11,504	66,646
Care Ratings Ltd.	4,104	76,056
Castrol India Ltd.	47,993	150,774
Ceat Ltd.	1,061	24,504
Colgate-Palmolive India Ltd.	4,495	72,840
CRISIL Ltd.	3,695	106,760
Cummins India Ltd.	6,483	69,604
Dabur India Ltd.	27,122	136,563
DB Corp., Ltd.*	6,832	32,635
DCM Shriram Ltd.	2,867	18,649
Eicher Motors Ltd.	301	130,941
Emami Ltd.	2,481	40,659
Finolex Industries Ltd.	3,367	34,059
GHCL Ltd.	6,496	25,741
Godrej Consumer Products Ltd.	14,409	241,613
Greaves Cotton Ltd.	26,014	45,370
Gulf Oil Lubricants India Ltd.	1,568	21,980
Havells India Ltd.	11,286	84,418
Hero MotoCorp Ltd.	13,613	739,449
Hexaware Technologies Ltd.	12,276	70,931
Hindustan Unilever Ltd.	69,176	1,414,189
Hindustan Zinc Ltd.	7,491	34,519
Indraprastha Gas Ltd.	8,322	35,657
InterGlobe Aviation Ltd.(a)	10,211	202,031
ITC Ltd.	375,155	1,469,635
Kajaria Ceramics Ltd.	2,456	21,560
Kansai Nerolac Paints Ltd.	4,797	37,201
L&T Technology Services Ltd.(a)	1,680	31,827
Larsen & Toubro Infotech Ltd.(a)	1,270	26,106
Mahanagar Gas Ltd.	1,916	28,144
Marico Ltd.	36,315	181,542
Maruti Suzuki India Ltd.	6,912	939,073
Mindtree Ltd.	8,656	102,451
Motherson Sumi Systems Ltd.	19,851	94,641

See Notes to Financial Statements.

WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds	43

Schedule of Investments (continued)

WisdomTree Emerging Markets Quality Dividend Growth Fund (DGRE)

March 31, 2018

Investments	Shares	Value
Natco Pharma Ltd.	4,658	$53,824
Nestle India Ltd.	1,485	186,782
Persistent Systems Ltd.	2,919	31,062
PI Industries Ltd.	2,854	38,735
Pidilite Industries Ltd.	4,261	59,961
Rallis India Ltd.	8,967	32,756
Siemens Ltd.	2,727	44,857
Solar Industries India Ltd.	1,126	18,448
Sonata Software Ltd.	9,391	45,053
Sun Pharmaceutical Industries Ltd.	51,482	390,802
Sun TV Network Ltd.	8,602	111,921
Supreme Industries Ltd.	2,749	50,327
Supreme Petrochem Ltd.	3,024	14,909
Tata Consultancy Services Ltd.	32,527	1,420,912
Thyrocare Technologies Ltd.(a)	2,688	24,598
Titan Co., Ltd.	5,503	79,505
Torrent Pharmaceuticals Ltd.	3,632	69,595
TVS Motor Co., Ltd.	1,520	14,433
UPL Ltd.	22,950	256,958
Vakrangee Ltd.	7,278	24,700
Vardhman Textiles Ltd.	1,877	35,173
Voltas Ltd.	4,836	46,038
Welspun India Ltd.	20,039	17,836
Zee Entertainment Enterprises Ltd.	17,395	153,489

Total India		11,374,798
Indonesia – 7.0%
Ace Hardware Indonesia Tbk PT	769,507	74,338
Hanjaya Mandala Sampoerna Tbk PT	1,919,700	554,960
Kalbe Farma Tbk PT	1,985,631	216,339
Matahari Department Store Tbk PT	816,900	649,723
Nippon Indosari Corpindo Tbk PT	375,500	32,866
Pakuwon Jati Tbk PT	1,333,400	61,016
Surya Citra Media Tbk PT	989,900	194,852
Telekomunikasi Indonesia Persero Tbk PT	11,219,000	2,933,604
Unilever Indonesia Tbk PT	163,265	587,303

Total Indonesia		5,305,001
Malaysia – 1.8%
Fraser & Neave Holdings Bhd	14,200	122,543
Hai-O Enterprise Bhd	28,600	37,192
HAP Seng Consolidated Bhd	100,400	255,932
Hartalega Holdings Bhd	133,600	208,966
HeveaBoard Bhd	143,600	28,958
Inari Amertron Bhd	147,550	104,902
Kossan Rubber Industries	22,800	45,388
Lingkaran Trans Kota Holdings Bhd	58,000	85,321
Matrix Concepts Holdings Bhd	189,900	97,699
My EG Services Bhd	77,850	58,367
Padini Holdings Bhd	46,900	54,199
Petron Malaysia Refining & Marketing Bhd	9,300	20,653
Scientex Bhd	33,300	72,747
Serba Dinamik Holdings Bhd	53,800	47,569
SKP Resources Bhd	135,600	55,390
Sunway Construction Group Bhd	84,400	44,949

Total Malaysia		1,340,775
Mexico – 5.8%
America Movil S.A.B. de C.V. Series L	2,928,321	2,767,335
Grupo Aeroportuario del Centro Norte S.A.B. de C.V.	104,660	508,292
Grupo Aeroportuario del Sureste S.A.B. de C.V. Class B	26,641	447,220
Kimberly-Clark de Mexico S.A.B. de C.V. Class A	296,746	553,386
Promotora y Operadora de Infraestructura S.A.B. de C.V. Series L	3,584	24,816
Rassini S.A.B. de C.V.	22,177	95,021

Total Mexico		4,396,070
Philippines – 0.3%
D&L Industries, Inc.	278,800	61,768
Semirara Mining & Power Corp.	283,330	164,533

Total Philippines		226,301
Poland – 0.4%
CCC S.A.	1,482	100,897
CD Projekt S.A.	2,041	65,187
LiveChat Software S.A.	2,352	25,406
Warsaw Stock Exchange	6,853	82,629

Total Poland		274,119
Russia – 10.0%
Magnit PJSC GDR Reg S	62,637	1,154,713
MMC Norilsk Nickel PJSC ADR	245,021	4,541,464
Novatek PJSC GDR Reg S	13,389	1,834,293

Total Russia		7,530,470
Singapore – 0.3%
IGG, Inc.(b)	168,000	229,899
South Africa – 10.7%
Astral Foods Ltd.	4,782	126,250
AVI Ltd.	102,798	961,458
City Lodge Hotels Ltd.	3,148	43,891
Clicks Group Ltd.	32,319	496,729
Mr. Price Group Ltd.	57,995	1,394,963
Naspers Ltd. Class N	4,905	1,197,128
Netcare Ltd.	410,869	970,932
Pick n Pay Stores Ltd.	82,218	475,596
RMB Holdings Ltd.	293,589	1,911,627
Santam Ltd.	4,225	116,248
Tsogo Sun Holdings Ltd.	182,591	359,519

Total South Africa		8,054,341
South Korea – 7.7%
BGF Co., Ltd.	1,099	13,507
Caregen Co., Ltd.	666	56,922
Com2uS Corp.	430	75,318
Cosmax, Inc.	513	68,583
Dongwon Development Co., Ltd.	8,168	35,863
DoubleUGames Co., Ltd.	554	36,694
Grand Korea Leisure Co., Ltd.	8,771	211,478
Hanssem Co., Ltd.	511	74,068
IS Dongseo Co., Ltd.	3,664	106,562
It’s Hanbul Co., Ltd.	1,761	112,179

See Notes to Financial Statements.

44	WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds

Schedule of Investments (continued)

WisdomTree Emerging Markets Quality Dividend Growth Fund (DGRE)

March 31, 2018

Investments	Shares	Value
Jeju Air Co., Ltd.	928	$41,006
Korea Asset In Trust Co., Ltd.	8,480	48,609
Korea Petrochemical Ind Co., Ltd.	511	142,863
Korea Real Estate Investment & Trust Co., Ltd.	28,889	80,631
LEENO Industrial, Inc.	671	36,890
Loen Entertainment, Inc.	476	49,034
Medy-Tox, Inc.	95	65,250
Modetour Network, Inc.	1,980	73,096
NAVER Corp.	86	63,901
NICE Information Service Co., Ltd.	4,472	40,906
Samjin Pharmaceutical Co., Ltd.	2,023	81,611
Samsung Electronics Co., Ltd.	950	2,193,405
SK Holdings Co., Ltd.	2,910	808,106
SK Hynix, Inc.	15,657	1,194,215
SK Materials Co., Ltd.	767	107,217

Total South Korea		5,817,914
Taiwan – 13.6%
Accton Technology Corp.	57,000	188,847
Advantech Co., Ltd.	31,399	226,148
Aerospace Industrial Development Corp.	7,998	9,368
ASMedia Technology, Inc.	2,000	24,900
Aten International Co., Ltd.	18,000	58,710
Catcher Technology Co., Ltd.	86,000	1,050,039
Charoen Pokphand Enterprise	61,000	136,825
China Steel Chemical Corp.	38,000	200,055
Chong Hong Construction Co., Ltd.	128,000	376,225
Chroma ATE, Inc.	32,000	185,479
Cleanaway Co., Ltd.	33,000	215,043
Cub Elecparts, Inc.	7,618	103,465
Eclat Textile Co., Ltd.	35,483	416,201
Elite Advanced Laser Corp.	18,000	68,834
Elite Material Co., Ltd.	37,000	119,031
Ennoconn Corp.	4,050	68,827
Feng TAY Enterprise Co., Ltd.	92,680	414,814
Flytech Technology Co., Ltd.	7,000	19,663
Formosa International Hotels Corp.	19,000	98,724
Foxsemicon Integrated Technology, Inc.	3,000	23,614
Grape King Bio Ltd.	28,000	238,639
Holtek Semiconductor, Inc.	32,000	84,288
Hota Industrial Manufacturing Co., Ltd.	32,383	137,720
Kung Long Batteries Industrial Co., Ltd.	31,000	155,760
Largan Precision Co., Ltd.	4,000	459,581
LCY Chemical Corp.	287,000	436,056
Merry Electronics Co., Ltd.	26,000	150,255
momo.com, Inc.	9,000	83,651
Nien Made Enterprise Co., Ltd.	28,000	269,369
Novatek Microelectronics Corp.	119,000	540,779
Posiflex Technology, Inc.	16,000	73,807
Ruentex Industries Ltd.*	74,000	143,142
Shiny Chemical Industrial Co., Ltd.	24,000	69,966
Sinbon Electronics Co., Ltd.	30,000	84,371
Standard Foods Corp.	67,408	156,747
Sunny Friend Environmental Technology Co., Ltd.	11,000	86,583
Taiwan Semiconductor Manufacturing Co., Ltd.	333,291	2,829,150
Thinking Electronic Industrial Co., Ltd.	10,000	33,028
Vivotek, Inc.	9,175	27,849
Voltronic Power Technology Corp.	9,150	173,855

Total Taiwan		10,239,408
Thailand – 3.5%
Amata Corp. PCL NVDR	96,500	64,189
Bangkok Aviation Fuel Services PCL NVDR	53,000	61,017
Bumrungrad Hospital PCL NVDR	28,490	194,064
Carabao Group PCL NVDR	25,000	50,967
Chularat Hospital PCL NVDR	435,100	26,855
Com7 PCL NVDR	49,200	29,894
CP ALL PCL NVDR	446,517	1,256,588
Eastern Polymer Group PCL NVDR	126,900	27,596
Energy Absolute PCL NVDR	55,300	77,371
Forth Smart Service PCL NVDR	36,900	12,745
Karmarts PCL NVDR	105,800	22,838
KCE Electronics PCL NVDR	20,600	44,303
Malee Group PCL NVDR	20,000	13,879
MCS Steel PCL NVDR	140,600	44,963
SPCG PCL NVDR	143,200	99,832
SVI PCL NVDR(b)	205,900	28,577
Syntec Construction PCL NVDR	145,200	23,217
Taokaenoi Food & Marketing PCL NVDR	84,100	50,562
Thai Vegetable Oil PCL NVDR	218,100	238,885
TIPCO Foods PCL NVDR(b)	52,500	21,994
TTW PCL NVDR	531,300	205,588
VGI Global Media PCL NVDR	332,180	82,859

Total Thailand		2,678,783
Turkey – 2.5%
Arcelik AS	50,199	226,196
BIM Birlesik Magazalar AS	30,442	552,527
EGE Endustri VE Ticaret AS	263	25,427
Petkim Petrokimya Holding AS	338,185	694,912
Sasa Polyester Sanayi AS(b)	15,413	58,051
Tofas Turk Otomobil Fabrikasi AS	32,862	224,312
Turk Traktor ve Ziraat Makineleri AS	5,645	102,956

Total Turkey		1,884,381
TOTAL COMMON STOCKS (Cost: $66,354,509)		75,271,210
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 0.5%
United States – 0.5%
State Street Navigator Securities Lending Government Money Market Portfolio, 1.74%(c)
(Cost: $393,858)(d)	393,858	393,858
TOTAL INVESTMENTS IN SECURITIES – 100.3% (Cost: $66,748,367)		75,665,068
Other Assets less Liabilities – (0.3)%		(223,082)

NET ASSETS – 100.0%		$75,441,986

*	Non-income producing security.

(a)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

See Notes to Financial Statements.

WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds	45

Schedule of Investments (concluded)

WisdomTree Emerging Markets Quality Dividend Growth Fund (DGRE)

March 31, 2018

(b)	Security, or portion thereof, was on loan at March 31, 2018 (See Note 2).

(c)	Rate shown represents annualized 7-day yield as of March 31, 2018.

(d)

At March 31, 2018, the total market value of the Fund’s securities on loan was $585,935 and the total market value of the collateral held by the Fund was $629,742. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $235,884.

ADR – American Depositary Receipt

GDR – Global Depositary Receipt

NVDR – Non-Voting Depositary Receipt

Reg S – Regulation S provides an exclusion from the registration requirements of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Notes to Financial Statements.

46	WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds

Schedule of Investments

WisdomTree Emerging Markets SmallCap Dividend Fund (DGS)

March 31, 2018

Investments	Shares	Value
COMMON STOCKS – 99.7%
Brazil – 4.3%
AES Tiete Energia S.A.	1,293,684	$4,725,395
Alupar Investimento S.A.	259,363	1,394,517
Arezzo Industria e Comercio S.A.	135,558	2,061,757
Cia de Saneamento de Minas Gerais-COPASA	199,264	2,882,601
Cia Hering	930,054	5,775,760
Cia Paranaense de Energia	142,077	984,485
CVC Brasil Operadora e Agencia de Viagens S.A.	208,956	3,813,089
Cyrela Brazil Realty S.A. Empreendimentos e Participacoes	193,572	890,515
EcoRodovias Infraestrutura e Logistica S.A.	805,424	2,120,430
Ez Tec Empreendimentos e Participacoes S.A.	382,126	2,653,589
Grendene S.A.	547,349	4,505,798
Guararapes Confeccoes S.A.	15,523	703,009
Iguatemi Empresa de Shopping Centers S.A.	144,019	1,701,223
Instituto Hermes Pardini S.A.	71,573	665,640
Linx S.A.	139,602	850,146
Magnesita Refratarios S.A.	212,149	3,714,969
Mahle-Metal Leve S.A.	89,599	663,177
Minerva S.A.	291,684	664,354
MRV Engenharia e Participacoes S.A.	1,394,618	6,818,673
Multiplus S.A.	365,963	3,396,907
Odontoprev S.A.	911,790	4,095,867
Sao Martinho S.A.	169,558	894,317
SLC Agricola S.A.	531,858	5,528,853
Sul America S.A.	730,158	4,822,171
Tegma Gestao Logistica S.A.	42,083	307,430
TOTVS S.A.	273,384	2,369,778
Tupy S.A.	691,383	3,530,139
Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao S.A.	261,769	1,433,444
Wiz Solucoes e Corretagem de Seguros S.A.	422,616	1,411,433

Total Brazil		75,379,466
Chile – 1.9%
CAP S.A.	163,194	1,853,479
Empresas Lipigas S.A.	264,271	2,364,391
Engie Energia Chile S.A.	861,843	1,892,852
Forus S.A.	253,236	998,779
Grupo Security S.A.	7,114,714	3,594,931
Inversiones Aguas Metropolitanas S.A.	1,560,446	2,872,101
Inversiones La Construccion S.A.	265,978	5,236,580
Parque Arauco S.A.	1,499,458	4,520,000
Ripley Corp. S.A.	2,295,303	2,367,767
Salfacorp S.A.	717,881	1,363,530
Sociedad Matriz SAAM S.A.	10,873,674	1,114,094
SONDA S.A.	533,352	1,036,014
Vina Concha y Toro S.A.	1,454,222	3,145,696

Total Chile		32,360,214
China – 20.7%
Angang Steel Co., Ltd. Class H(a)	1,022,000	976,645
Anhui Expressway Co., Ltd. Class H	2,091,666	1,599,072
AviChina Industry & Technology Co., Ltd. Class H	2,169,000	1,528,302
BAIC Motor Corp., Ltd. Class H(b)	4,981,500	6,106,040
Bank of Chongqing Co., Ltd. Class H	3,675,000	2,856,351
BBMG Corp. Class H(a)	3,960,000	1,786,170
Beijing Capital International Airport Co., Ltd. Class H	2,680,000	3,599,149
Beijing Capital Land Ltd. Class H	4,054,000	2,469,085
Beijing Jingneng Clean Energy Co., Ltd. Class H	8,390,000	2,041,831
Beijing North Star Co., Ltd. Class H	1,944,000	671,259
Beijing Tong Ren Tang Chinese Medicine Co., Ltd.	420,000	788,808
Beijing Urban Construction Design & Development Group Co., Ltd. Class H(a)(b)	1,476,000	819,969
CECEP COSTIN New Materials Group Ltd.*†	4,614,000	1
Central China Securities Co., Ltd. Class H(a)	7,013,000	2,618,158
CGN Meiya Power Holdings Co., Ltd.*(b)	7,394,000	998,642
China Aerospace International Holdings Ltd.	8,584,000	929,679
China Aoyuan Property Group Ltd.	5,030,000	4,620,912
China Coal Energy Co., Ltd. Class H(a)	2,198,000	879,390
China Communications Services Corp., Ltd. Class H	7,804,000	4,663,527
China Electronics Huada Technology Co., Ltd.	4,936,000	723,265
China High Speed Transmission Equipment Group Co., Ltd.(a)	1,357,000	2,133,631
China Lesso Group Holdings Ltd.	3,104,000	2,361,133
China Lilang Ltd.	2,775,000	3,465,082
China Maple Leaf Educational Systems Ltd.	1,026,000	1,375,269
China Merchants Securities Co., Ltd. Class H(b)	1,806,400	2,587,049
China National Building Material Co., Ltd. Class H(a)	2,744,000	2,978,846
China Oilfield Services Ltd. Class H	2,112,000	2,177,042
China Overseas Property Holdings Ltd.(a)	2,960,000	924,022
China Pioneer Pharma Holdings Ltd.	3,290,000	1,043,806
China Power Clean Energy Development Co., Ltd.	1,599,000	869,963
China Railway Signal & Communication Corp., Ltd. Class H(b)	3,363,000	2,630,993
China Reinsurance Group Corp. Class H	24,138,000	5,013,180
China Resources Phoenix Healthcare Holdings Co., Ltd.(a)	525,000	633,481
China Sanjiang Fine Chemicals Co., Ltd.	3,988,000	1,631,115
China SCE Property Holdings Ltd.	7,686,000	3,976,041
China Shineway Pharmaceutical Group Ltd.	2,227,000	3,393,718
China Silver Group Ltd.	2,700,000	591,721
China Singyes Solar Technologies Holdings Ltd.(a)	2,638,000	964,675
China South City Holdings Ltd.(a)	9,286,000	2,094,240
China Southern Airlines Co., Ltd. Class H	3,858,000	3,981,729
China Suntien Green Energy Corp., Ltd. Class H	5,430,000	1,522,113
China Travel International Investment Hong Kong Ltd.	5,598,000	1,982,906

See Notes to Financial Statements.

WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds	47

Schedule of Investments (continued)

WisdomTree Emerging Markets SmallCap Dividend Fund (DGS)

March 31, 2018

Investments	Shares	Value
China Yongda Automobiles Services Holdings Ltd.(a)	1,621,500	$1,727,220
China ZhengTong Auto Services Holdings Ltd.	1,518,500	1,102,844
Chongqing Rural Commercial Bank Co., Ltd. Class H	13,294,000	10,180,159
CITIC Resources Holdings Ltd.(a)	7,918,000	887,815
CITIC Telecom International Holdings Ltd.	10,543,000	3,049,401
Cogobuy Group(a)(b)	1,267,000	642,516
Colour Life Services Group Co., Ltd.*(a)	989,000	928,727
Consun Pharmaceutical Group Ltd.	1,632,000	1,732,166
COSCO Shipping Energy Transportation Co., Ltd. Class H	7,952,000	4,093,381
Cosmo Lady China Holdings Co., Ltd.(a)(b)	2,334,000	1,263,904
CPMC Holdings Ltd.	2,987,000	1,918,184
CSC Financial Co., Ltd. Class H(b)	2,501,500	2,081,316
Dah Chong Hong Holdings Ltd.	2,520,000	1,271,511
E-Commodities Holdings Ltd.	23,100,000	2,178,051
Everbright Securities Co., Ltd. Class H(b)	2,263,800	2,624,846
Fantasia Holdings Group Co., Ltd.	8,481,000	1,642,537
Fu Shou Yuan International Group Ltd.	1,633,000	1,618,789
Fufeng Group Ltd.*	4,333,000	2,567,237
Future Land Development Holdings Ltd.	3,994,565	3,384,664
Fuyao Glass Industry Group Co., Ltd. Class H(b)	1,711,200	6,595,543
Goodbaby International Holdings Ltd.	1,061,000	724,610
Greatview Aseptic Packaging Co., Ltd.	3,897,000	2,621,735
Greenland Hong Kong Holdings Ltd.	2,774,000	1,328,981
Greentown Service Group Co., Ltd.(a)	802,000	677,505
Guangshen Railway Co., Ltd. Class H	2,408,665	1,424,029
Guangzhou Baiyunshan Pharmaceutical Holdings Co., Ltd. Class H	568,000	1,751,411
Guangzhou R&F Properties Co., Ltd. Class H	7,240,000	18,062,408
Guotai Junan International Holdings Ltd.(a)	8,769,000	2,525,125
HC International, Inc.(a)	908,000	658,298
Hisense Kelon Electrical Holdings Co., Ltd. Class H	1,395,000	1,590,822
Huabao International Holdings Ltd.	6,594,000	4,368,946
Huadian Fuxin Energy Corp., Ltd. Class H	9,872,000	2,528,283
Huadian Power International Corp., Ltd. Class H(a)	18,182,000	6,996,374
Huaneng Renewables Corp., Ltd. Class H	9,312,000	3,476,442
Jiangnan Group Ltd.	19,100,000	1,180,319
Jiangsu Expressway Co., Ltd. Class H	5,203,933	7,360,021
Jiangxi Copper Co., Ltd. Class H	1,914,000	2,731,394
Legend Holdings Corp. Class H(b)	593,900	1,963,700
Livzon Pharmaceutical Group, Inc. Class H	64,500	519,399
Lonking Holdings Ltd.	3,975,000	1,691,640
Luye Pharma Group Ltd.(a)	3,650,500	3,493,146
Metallurgical Corp. of China Ltd. Class H	9,177,000	2,619,227
Orient Securities Co., Ltd. Class H(b)	1,982,000	1,843,533
Powerlong Real Estate Holdings Ltd.(a)	7,445,000	3,917,772
Qingdao Port International Co., Ltd. Class H(b)	3,563,000	2,637,645
Red Star Macalline Group Corp., Ltd. Class H(b)	5,095,200	5,966,246
Shandong Chenming Paper Holdings Ltd. Class H	1,005,000	1,697,986
Shandong Weigao Group Medical Polymer Co., Ltd. Class H	3,384,000	2,255,051
Shanghai Dasheng Agricultural Finance Technology Co., Ltd. Class H(a)	10,424,000	285,560
Shanghai Fosun Pharmaceutical Group Co., Ltd. Class H	431,000	2,646,968
Shanghai Industrial Urban Development Group Ltd.	2,782,000	634,504
Shanghai Jin Jiang International Hotels Group Co., Ltd. Class H	3,511,587	1,436,259
Shanghai Pharmaceuticals Holding Co., Ltd. Class H	1,630,100	4,361,722
Shenzhen Expressway Co., Ltd. Class H	2,395,697	2,438,951
Shougang Fushan Resources Group Ltd.	14,424,000	3,675,700
Shui On Land Ltd.	13,237,500	3,592,609
Sichuan Expressway Co., Ltd. Class H	3,144,000	1,109,652
Sinopec Engineering Group Co., Ltd. Class H	2,340,500	2,329,078
Sinopec Kantons Holdings Ltd.(a)	2,488,000	1,226,834
Sinopec Shanghai Petrochemical Co., Ltd. Class H	23,712,000	14,411,559
Sinotrans Ltd. Class H	8,359,000	4,590,458
SITC International Holdings Co., Ltd.	4,892,000	4,861,894
SSY Group Ltd.	2,632,000	2,310,625
Sun King Power Electronics Group(a)	2,152,000	422,267
TCL Multimedia Technology Holdings Ltd.(a)	1,817,000	847,345
Tian Ge Interactive Holdings Ltd.(a)(b)	694,000	584,501
Tianjin Port Development Holdings Ltd.*	7,100,000	986,073
Tianneng Power International Ltd.	2,654,000	3,141,529
Times China Holdings Ltd.	3,528,000	5,394,289
Tong Ren Tang Technologies Co., Ltd. Class H	1,797,888	2,996,365
TravelSky Technology Ltd. Class H	1,339,000	3,881,382
Tsaker Chemical Group Ltd.(b)	1,081,500	581,518
Virscend Education Co., Ltd.(b)	1,694,000	1,053,313
Weichai Power Co., Ltd. Class H	7,041,076	7,894,890
Wisdom Sports Group(a)	4,986,000	501,884
Xiabuxiabu Catering Management China Holdings Co., Ltd.(a)(b)	448,000	849,386
Xingda International Holdings Ltd.	4,928,000	1,663,953
Xinhua Winshare Publishing and Media Co., Ltd. Class H	4,608,000	3,681,327
Xinjiang Goldwind Science & Technology Co., Ltd. Class H(a)	1,193,580	1,913,183
XTEP International Holdings Ltd.	4,747,000	2,637,121
Yadea Group Holdings Ltd.(b)	1,408,000	479,003
Yangtze Optical Fibre and Cable Joint Stock Ltd. Co. Class H(b)	122,000	564,275
Yanzhou Coal Mining Co., Ltd. Class H	3,170,000	4,039,091
Yi Hua Holdings Ltd.	2,436,000	310,386
YiChang HEC ChangJiang Pharmaceutical Co., Ltd. Class H(a)(b)	566,200	2,607,970
Yuexiu Property Co., Ltd.	29,668,000	6,993,336
Yuexiu Transport Infrastructure Ltd.	4,022,000	3,095,305
Yuzhou Properties Co., Ltd.	11,793,000	8,039,008

See Notes to Financial Statements.

48	WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds

Schedule of Investments (continued)

WisdomTree Emerging Markets SmallCap Dividend Fund (DGS)

March 31, 2018

Investments	Shares	Value
Zhaojin Mining Industry Co., Ltd. Class H(a)	1,187,500	$933,562
Zhejiang Expressway Co., Ltd. Class H	6,382,000	6,513,490
Zijin Mining Group Co., Ltd. Class H	15,556,000	6,957,119
Zoomlion Heavy Industry Science and Technology Co., Ltd. Class H(a)	6,444,000	2,463,209

Total China		361,049,322
Czech Republic – 1.1%
Moneta Money Bank AS(b)	4,520,921	18,727,017
Hong Kong – 0.8%
C&D International Investment Group Ltd.	892,000	841,048
Canvest Environmental Protection Group Co., Ltd.(a)	851,000	487,940
China Vast Industrial Urban Development Co., Ltd.(b)	1,275,000	753,794
China Water Affairs Group Ltd.(a)	1,452,000	1,478,216
Comba Telecom Systems Holdings Ltd.(a)	3,686,000	493,138
Concord New Energy Group Ltd.	26,270,000	1,188,264
CP Pokphand Co., Ltd.	37,540,000	2,917,753
Hua Han Health Industry Holdings Ltd.*†(a)	8,880,000	299,835
Joy City Property Ltd.	9,836,000	1,579,114
Ju Teng International Holdings Ltd.	1,980,000	489,431
LVGEM China Real Estate Investment Co., Ltd.(a)	2,688,000	1,072,008
Pou Sheng International Holdings Ltd.(a)	6,108,000	1,548,733
Wasion Group Holdings Ltd.(a)	1,762,000	898,029

Total Hong Kong		14,047,303
Hungary – 0.2%
Magyar Telekom Telecommunications PLC	2,275,914	4,066,120
India – 3.4%
AIA Engineering Ltd.	20,477	452,542
Allcargo Logistics Ltd.	242,689	547,729
Amara Raja Batteries Ltd.	149,978	1,828,111
Apollo Hospitals Enterprise Ltd.	81,565	1,331,431
Apollo Tyres Ltd.	416,935	1,771,064
Arvind Ltd.	129,773	761,964
Bajaj Corp., Ltd.	72,435	524,257
Balmer Lawrie & Co., Ltd.	68,320	227,204
Balrampur Chini Mills Ltd.	293,251	340,139
Banco Products India Ltd.	46,891	152,417
Bata India Ltd.	46,154	516,548
Care Ratings Ltd.	61,693	1,143,305
Ceat Ltd.	22,797	526,498
CESC Ltd.	53,038	785,710
Chennai Petroleum Corp., Ltd.	249,089	1,250,186
Coromandel International Ltd.	116,125	935,011
CRISIL Ltd.	30,188	872,222
Crompton Greaves Consumer Electricals Ltd.	423,688	1,537,956
DB Corp., Ltd.*	229,912	1,098,240
Engineers India Ltd.	526,298	1,278,592
Finolex Industries Ltd.	48,877	494,415
Gateway Distriparks Ltd.	122,713	328,788
GE T&D India Ltd.	110,019	687,390
GHCL Ltd.	164,132	650,396
Great Eastern Shipping Co., Ltd. (The)	100,477	508,688
Greaves Cotton Ltd.	463,334	808,078
Gujarat Pipavav Port Ltd.	377,749	841,834
Gulf Oil Lubricants India Ltd.	21,164	296,668
HeidelbergCement India Ltd.	327,706	715,488
Hexaware Technologies Ltd.	267,360	1,544,802
Indian Bank	345,797	1,589,501
Indian Hotels Co., Ltd. (The)	566,619	1,124,173
IRB Infrastructure Developers Ltd.	694,446	2,374,385
Jagran Prakashan Ltd.	52,087	138,040
Jain Irrigation Systems Ltd.	497,315	811,680
JSW Energy Ltd.	653,686	729,640
Jyothy Laboratories Ltd.	42,242	256,379
Kajaria Ceramics Ltd.	59,615	523,331
Karnataka Bank Ltd. (The)	813,796	1,433,651
Karur Vysya Bank Ltd. (The)	901,386	1,388,253
KPIT Technologies Ltd.	310,182	1,029,871
L&T Technology Services Ltd.(b)	11,020	208,770
Mindtree Ltd.	268,490	3,177,790
Mphasis Ltd.	216,983	2,787,071
Multi Commodity Exchange of India Ltd.	55,373	566,578
Natco Pharma Ltd.	67,989	785,627
NIIT Technologies Ltd.	70,738	938,160
Persistent Systems Ltd.	65,502	697,033
PI Industries Ltd.	65,901	894,420
Rallis India Ltd.	267,947	978,790
Redington India Ltd.	369,157	830,893
Reliance Infrastructure Ltd.	414,794	2,718,795
SJVN Ltd.	1,404,834	712,953
Sonata Software Ltd.	290,835	1,395,276
South Indian Bank Ltd. (The)	2,953,956	1,032,635
SRF Ltd.	26,477	793,701
Sundram Fasteners Ltd.	62,435	527,745
Supreme Industries Ltd.	51,387	940,770
Tata Global Beverages Ltd.	394,357	1,564,508
Torrent Power Ltd.	125,519	441,191
Vijaya Bank	1,065,954	850,682
Wockhardt Ltd.*	85,802	955,742

Total India		59,955,707
Indonesia – 2.9%
Ace Hardware Indonesia Tbk PT	14,160,900	1,368,004
Adhi Karya Persero Tbk PT	5,547,400	834,074
AKR Corporindo Tbk PT	4,294,145	1,770,058
Astra Agro Lestari Tbk PT	1,867,466	1,827,790
Bank Pembangunan Daerah Jawa Barat Dan Banten Tbk PT	20,738,100	3,102,995
Bank Tabungan Negara Persero Tbk PT	10,046,516	2,772,962
Bukit Asam Tbk PT	11,250,000	2,402,397
Ciputra Development Tbk PT	7,501,700	640,240
Global Mediacom Tbk PT	11,642,800	452,435
Indo Tambangraya Megah Tbk PT	3,374,600	6,985,735
Japfa Comfeed Indonesia Tbk PT	20,971,200	2,254,395
Matahari Department Store Tbk PT	14,377,000	11,434,767
Media Nusantara Citra Tbk PT	22,427,540	2,305,064

See Notes to Financial Statements.

WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds	49

Schedule of Investments (continued)

WisdomTree Emerging Markets SmallCap Dividend Fund (DGS)

March 31, 2018

Investments	Shares	Value
Pakuwon Jati Tbk PT	16,761,500	$767,005
Puradelta Lestari Tbk PT	107,303,700	1,340,566
Summarecon Agung Tbk PT	9,641,200	633,760
Tower Bersama Infrastructure Tbk PT	4,855,103	1,966,021
Waskita Beton Precast Tbk PT	57,601,000	1,732,109
Waskita Karya Persero Tbk PT	13,294,200	2,385,086
Wijaya Karya Beton Tbk PT	29,625,400	1,108,195
Wijaya Karya Persero Tbk PT	11,961,500	1,459,620

Total Indonesia		49,543,278
Malaysia – 5.1%
7-Eleven Malaysia Holdings Bhd Class B	2,288,700	887,552
AirAsia Bhd	12,693,400	12,896,862
Alliance Bank Malaysia Bhd	1,818,547	2,054,563
Ann Joo Resources Bhd	858,600	665,926
Berjaya Sports Toto Bhd	7,710,900	4,345,854
Bermaz Auto Bhd	3,940,180	2,200,307
Bursa Malaysia Bhd	1,346,700	3,794,992
Cahya Mata Sarawak Bhd	1,622,000	1,656,386
Dialog Group Bhd	6,315,676	5,012,700
DRB-Hicom Bhd	1,796,900	1,133,515
Econpile Holdings Bhd	1,360,600	346,482
Felda Global Ventures Holdings Bhd	1,263,400	555,269
Fraser & Neave Holdings Bhd	346,000	2,985,905
Genting Plantations Bhd	643,800	1,707,701
George Kent Malaysia Bhd	745,200	772,557
Globetronics Technology Bhd	801,800	841,600
Hartalega Holdings Bhd	2,700,288	4,223,563
HeveaBoard Bhd	1,907,500	384,656
Inari Amertron Bhd	2,870,850	2,041,065
IOI Properties Group Bhd	6,461,700	2,706,296
Kossan Rubber Industries	462,200	920,098
KPJ Healthcare Bhd	4,354,900	1,002,032
LBS Bina Group Bhd	5,509,480	1,253,449
Lingkaran Trans Kota Holdings Bhd	1,356,400	1,995,325
Mah Sing Group Bhd	6,318,277	1,633,474
Malakoff Corp. Bhd	6,913,163	1,590,671
Malaysian Resources Corp. Bhd	2,448,543	639,356
Matrix Concepts Holdings Bhd	3,236,700	1,665,210
Muhibbah Engineering M Bhd	1,523,600	1,162,001
My EG Services Bhd	1,264,700	948,198
Padini Holdings Bhd	1,320,100	1,525,555
Pos Malaysia Bhd	1,156,200	1,055,167
QL Resources Bhd	756,100	994,971
Sapura Energy Bhd	1,841,600	259,481
Scientex Bhd	587,500	1,283,448
SKP Resources Bhd	2,187,400	893,509
SP Setia Bhd Group	7,227,440	5,586,878
Sunway Bhd	5,072,161	1,993,197
Sunway Construction Group Bhd	3,089,400	1,645,337
Top Glove Corp. Bhd	2,031,980	5,064,190
Tune Protect Group Bhd	3,554,900	735,243
Unisem M Bhd	1,818,000	1,146,825
UOA Development Bhd	2,290,860	1,433,268
VS Industry Bhd	2,522,500	1,545,586

Total Malaysia		89,186,220
Mexico – 2.4%
Banregio Grupo Financiero S.A.B. de C.V.(a)	187,751	1,151,182
Bolsa Mexicana de Valores S.A.B. de C.V.	2,425,383	4,615,981
Corp. Inmobiliaria Vesta S.A.B. de C.V.	3,418,010	5,053,940
Grupo Aeroportuario del Centro Norte S.A.B. de C.V.	1,616,902	7,852,651
Grupo Cementos de Chihuahua S.A.B. de C.V.	96,332	516,082
Grupo Comercial Chedraui S.A. de C.V.	482,090	1,017,609
Grupo Financiero Interacciones S.A. de C.V. Class O	514,381	2,492,226
Grupo Rotoplas S.A.B. de C.V.*(a)	415,897	649,814
Macquarie Mexico Real Estate Management S.A. de C.V.*	7,335,893	8,206,587
Megacable Holdings S.A.B. de C.V. Series CPO	878,048	4,039,208
Prologis Property Mexico S.A. de C.V.	2,314,773	4,408,004
Qualitas Controladora S.A.B. de C.V.	522,563	1,440,566
Unifin Financiera S.A.B. de C.V. SOFOM ENR	210,566	719,479

Total Mexico		42,163,329
Philippines – 0.8%
Cebu Air, Inc.	583,720	1,058,309
D&L Industries, Inc.	6,655,900	1,474,624
Energy Development Corp.	21,953,100	2,351,930
Filinvest Land, Inc.	31,699,000	1,002,412
Manila Water Co., Inc.	2,801,945	1,492,867
Petron Corp.	3,964,100	702,754
Pilipinas Shell Petroleum Corp.	1,659,070	1,731,328
Robinsons Land Corp.	3,469,126	1,325,751
Robinsons Retail Holdings, Inc.	567,380	971,051
Vista Land & Lifescapes, Inc.	10,858,400	1,352,683

Total Philippines		13,463,709
Poland – 0.8%
Asseco Poland S.A.	550,690	7,234,709
Enea S.A.	324,916	874,588
Energa S.A.	420,345	1,181,772
Eurocash S.A.(a)	151,403	1,038,733
Grupa Azoty S.A.	68,193	1,114,883
LiveChat Software S.A.	65,363	706,049
Warsaw Stock Exchange	145,211	1,750,858

Total Poland		13,901,592
Russia – 0.1%
TMK PAO GDR Reg S	346,826	1,956,099
Singapore – 0.4%
IGG, Inc.(a)	4,826,000	6,604,136
South Africa – 12.5%
Adcock Ingram Holdings Ltd.	250,118	1,496,222
Advtech Ltd.	1,092,021	1,457,103
Aeci Ltd.	284,705	2,775,266
African Rainbow Minerals Ltd.	562,658	4,815,151

See Notes to Financial Statements.

50	WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds

Schedule of Investments (continued)

WisdomTree Emerging Markets SmallCap Dividend Fund (DGS)

March 31, 2018

Investments	Shares	Value
Alexander Forbes Group Holdings Ltd.	5,758,458	$3,499,179
Astral Foods Ltd.	87,754	2,316,802
AVI Ltd.	1,623,456	15,183,998
Barloworld Ltd.	622,419	8,723,190
Blue Label Telecoms Ltd.	1,537,025	1,673,394
Capevin Holdings Ltd.	2,764,403	2,011,111
City Lodge Hotels Ltd.	98,269	1,370,106
Coronation Fund Managers Ltd.	1,852,587	12,623,937
Distell Group Ltd.	368,093	4,256,039
EOH Holdings Ltd.	342,736	1,243,815
Foschini Group Ltd. (The)	1,187,674	22,427,856
Harmony Gold Mining Co., Ltd.	2,095,216	4,974,232
Hosken Consolidated Investments Ltd.	66,557	808,879
Hyprop Investments Ltd.	1,885,850	17,224,322
Investec Ltd.	1,387,099	10,802,954
JSE Ltd.	472,523	7,390,880
KAP Industrial Holdings Ltd.	4,241,525	3,078,562
Lewis Group Ltd.(a)	355,414	1,265,827
Massmart Holdings Ltd.	262,542	3,589,560
Metair Investments Ltd.	1,199,023	2,327,463
Mpact Ltd.	727,474	1,780,504
Murray & Roberts Holdings Ltd.	840,420	978,820
Omnia Holdings Ltd.	254,846	3,204,731
Peregrine Holdings Ltd.	797,228	1,412,285
Pick n Pay Stores Ltd.	1,287,245	7,446,167
Pioneer Foods Group Ltd.	486,427	5,098,785
Raubex Group Ltd.	962,505	1,649,022
Reunert Ltd.	599,186	3,766,420
Rhodes Food Group Pty Ltd.(a)	626,616	996,874
Santam Ltd.	200,774	5,524,155
SPAR Group Ltd. (The)	846,793	14,476,328
Tongaat Hulett Ltd.	15,352	131,704
Trencor Ltd.	632,242	2,016,985
Truworths International Ltd.	2,869,079	26,037,520
Tsogo Sun Holdings Ltd.	2,023,926	3,985,078
Wilson Bayly Holmes-Ovcon Ltd.	70,127	917,429
Zeder Investments Ltd.	3,515,033	1,833,350

Total South Africa		218,592,005
South Korea – 8.5%
Able C&C Co., Ltd.*(a)	37,025	656,509
Aekyung Petrochemical Co., Ltd.	33,991	463,992
Ahnlab, Inc.	13,201	1,057,665
Bukwang Pharmaceutical Co., Ltd.	62,678	1,484,773
Caregen Co., Ltd.	7,940	678,613
Cheil Worldwide, Inc.	130,545	2,204,531
CJ CGV Co., Ltd.	11,737	748,772
CJ O Shopping Co., Ltd.	4,631	970,603
Com2uS Corp.	12,252	2,146,025
Cosmax, Inc.	6,712	897,326
Cuckoo Holdings Co., Ltd.	4,664	378,056
Daeduck Electronics Co.	142,983	1,120,094
Daewoong Pharmaceutical Co., Ltd.	7,116	1,331,872
Daishin Securities Co., Ltd.	145,261	1,839,782
DGB Financial Group, Inc.	507,022	5,541,614
Dongkuk Steel Mill Co., Ltd.	84,554	801,197
Dongkuk Structures & Construction Co., Ltd.	118,059	551,031
DONGSUNG Corp.	228,023	1,435,439
Dongwon Development Co., Ltd.	104,287	457,888
Doosan Heavy Industries & Construction Co., Ltd.*(a)	288,827	4,308,424
DTR Automotive Corp.	14,189	467,243
Eugene Corp.	171,233	979,943
Grand Korea Leisure Co., Ltd.	118,027	2,845,758
Green Cross Corp.	7,763	1,503,949
Green Cross Holdings Corp.	39,134	1,475,923
Halla Holdings Corp.	21,857	1,010,930
Hana Tour Service, Inc.	20,160	2,269,631
Hankook Tire Worldwide Co., Ltd.	26,455	462,882
Hanmi Semiconductor Co., Ltd.	143,356	1,513,045
Hansol Chemical Co., Ltd.	19,146	1,269,934
Hansol Paper Co., Ltd.	71,170	1,061,641
Hite Jinro Co., Ltd.	128,202	2,700,192
HMC Investment Securities Co., Ltd.	94,289	933,248
Hotel Shilla Co., Ltd.	18,869	1,697,661
Huchems Fine Chemical Corp.	56,723	1,309,115
Hyundai Corp.	51,747	885,996
Hyundai Department Store Co., Ltd.	22,709	1,972,843
Hyundai Elevator Co., Ltd.(a)	15,343	1,147,234
Hyundai Home Shopping Network Corp.	12,808	1,279,719
Hyundai Wia Corp.(a)	36,135	1,874,721
iMarketKorea, Inc.	152,993	1,435,341
Innocean Worldwide, Inc.	16,630	993,837
IS Dongseo Co., Ltd.	56,100	1,631,579
ISU Chemical Co., Ltd.	52,611	597,235
Jeju Air Co., Ltd.	22,858	1,010,050
KEPCO Plant Service & Engineering Co., Ltd.	42,246	1,803,352
Kginicis Co., Ltd.	68,980	1,359,021
KIWOOM Securities Co., Ltd.(a)	15,018	1,528,711
Kolon Industries, Inc.	32,264	2,040,148
Korea Asset In Trust Co., Ltd.	139,104	797,378
Korea Autoglass Corp.	31,967	488,847
Korea Petrochemical Ind Co., Ltd.	7,216	2,017,420
Korea Real Estate Investment & Trust Co., Ltd.	428,914	1,197,128
Korean Reinsurance Co.	339,736	3,617,604
Kumho Industrial Co., Ltd.	67,272	703,708
Kumho Petrochemical Co., Ltd.	17,563	1,588,398
Kyobo Securities Co., Ltd.	70,326	644,606
Kyungdong Pharm Co., Ltd.	45,589	1,013,659
LEENO Industrial, Inc.	20,875	1,147,645
LF Corp.	30,739	803,153
LG International Corp.	53,879	1,379,957
LIG Nex1 Co., Ltd.(a)	11,459	517,638
Lock&Lock Co., Ltd.	71,646	1,673,689
Loen Entertainment, Inc.	6,229	641,659
LOTTE Fine Chemical Co., Ltd.	29,166	1,934,549
LS Corp.	44,423	3,104,901
LS Industrial Systems Co., Ltd.	26,633	1,534,165
Mando Corp.	13,620	2,964,481

See Notes to Financial Statements.

WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds	51

Schedule of Investments (continued)

WisdomTree Emerging Markets SmallCap Dividend Fund (DGS)

March 31, 2018

Investments	Shares	Value
Medy-Tox, Inc.	1,309	$899,070
Meritz Financial Group, Inc.	109,971	1,526,945
Meritz Fire & Marine Insurance Co., Ltd.	210,360	4,154,309
Meritz Securities Co., Ltd.	1,800,404	7,220,872
Mirae Asset Life Insurance Co., Ltd.	100,139	472,558
Modetour Network, Inc.	22,463	829,270
Moorim P&P Co., Ltd.	155,684	952,303
Muhak Co., Ltd.	51,956	848,142
Nexen Tire Corp.	94,512	1,112,793
NICE Information Service Co., Ltd.	69,634	636,956
NongShim Co., Ltd.	4,165	1,195,694
NS Shopping Co., Ltd.	75,186	976,945
OCI Co., Ltd.	7,742	1,140,345
Paradise Co., Ltd.(a)	138,838	2,735,339
Partron Co., Ltd.	132,601	1,082,305
Poongsan Corp.	31,640	1,165,091
POSCO Chemtech Co., Ltd.	49,668	2,211,039
Posco Daewoo Corp.	129,107	2,773,760
S&T Motiv Co., Ltd.	20,066	734,191
Seah Besteel Corp.	42,565	1,030,281
SeAH Steel Corp.	7,807	610,116
SFA Engineering Corp.	21,741	705,731
Shinsegae, Inc.	4,999	1,676,651
Silicon Works Co., Ltd.	34,511	1,207,675
SK Discovery Co., Ltd.(a)	6,687	260,353
SK Gas Ltd.	12,756	1,148,866
SK Materials Co., Ltd.(a)	11,422	1,596,658
SK Networks Co., Ltd.	244,690	1,326,868
SKC Co., Ltd.	54,564	1,958,038
Soulbrain Co., Ltd.	11,546	638,014
Ssangyong Cement Industrial Co., Ltd.	89,049	1,996,689
Sungwoo Hitech Co., Ltd.	4	24
Youlchon Chemical Co., Ltd.	67,615	1,021,298
Youngone Corp.	19,712	518,737
Yuhan Corp.	5,052	1,052,204

Total South Korea		147,321,803
Taiwan – 25.6%
AcBel Polytech, Inc.(a)	1,822,303	1,293,743
Accton Technology Corp.(a)	1,190,633	3,944,684
Acer, Inc.*(a)	8,039,000	6,810,142
Adlink Technology, Inc.	437,000	912,758
Alpha Networks, Inc.(a)	967,000	784,359
Altek Corp.(a)	902,000	889,409
Arcadyan Technology Corp.(a)	994,000	1,864,794
Asia Optical Co., Inc.(a)	101,000	355,061
Asia Vital Components Co., Ltd.(a)	1,106,000	1,122,804
Aten International Co., Ltd.	576,000	1,878,712
Aurora Corp.	280,000	871,969
BES Engineering Corp.(a)	4,001,000	1,097,781
Capital Securities Corp.(a)	4,887,000	1,885,611
Chang Wah Electromaterials, Inc.	219,000	1,130,415
Charoen Pokphand Enterprise	684,000	1,534,232
Chaun-Choung Technology Corp.(a)	466,000	1,459,197
Cheng Loong Corp.(a)	1,538,000	854,532
Cheng Uei Precision Industry Co., Ltd.	947,820	1,324,679
Chicony Electronics Co., Ltd.	2,613,550	6,731,749
Chicony Power Technology Co., Ltd.(a)	545,000	1,121,515
Chilisin Electronics Corp.(a)	327,143	1,262,256
Chin-Poon Industrial Co., Ltd.(a)	949,650	1,683,881
China Bills Finance Corp.(a)	4,852,000	2,479,501
China General Plastics Corp.(a)	1,315,530	1,466,362
China Metal Products Co., Ltd.	1,456,000	1,468,135
China Steel Chemical Corp.(a)	555,726	2,925,676
China Synthetic Rubber Corp.(a)	1,920,609	3,076,189
Chong Hong Construction Co., Ltd.	1,487,000	4,370,679
Chroma ATE, Inc.(a)	723,132	4,191,423
Chung-Hsin Electric & Machinery Manufacturing Corp.(a)	1,650,000	1,244,984
Cleanaway Co., Ltd.(a)	300,161	1,955,983
Clevo Co.	642,000	647,351
Compeq Manufacturing Co., Ltd.(a)	2,237,000	2,305,513
CTCI Corp.	2,306,190	3,832,181
Cub Elecparts, Inc.(a)	119,143	1,618,158
CyberPower Systems, Inc.	243,000	771,746
CyberTAN Technology, Inc.(a)	1,162,000	745,255
Darfon Electronics Corp.	431,000	458,982
DFI, Inc.	324,000	716,740
Elan Microelectronics Corp.	1,021,156	1,549,753
Elite Advanced Laser Corp.(a)	351,920	1,345,786
Elite Material Co., Ltd.(a)	805,163	2,590,263
Elite Semiconductor Memory Technology, Inc.(a)	396,000	603,025
Ennoconn Corp.(a)	53,000	900,693
Eternal Materials Co., Ltd.(a)	2,693,509	2,729,814
Eva Airways Corp.	2,560,840	1,321,832
Everest Textile Co., Ltd.	1,700,120	775,512
Evergreen International Storage & Transport Corp.	1,173,000	531,042
Everlight Chemical Industrial Corp.(a)	2,331,000	1,415,053
Everlight Electronics Co., Ltd.(a)	1,936,165	2,988,216
Far Eastern Department Stores Ltd.	3,249,841	1,811,226
Far Eastern International Bank(a)	7,621,676	2,572,188
Faraday Technology Corp.(a)	395,200	940,662
Farglory Land Development Co., Ltd.	1,999,640	2,256,342
Feng Hsin Steel Co., Ltd.	1,002,950	2,046,696
FLEXium Interconnect, Inc.(a)	453,028	1,541,324
Flytech Technology Co., Ltd.(a)	639,655	1,796,747
Formosa Laboratories, Inc.(a)	283,000	612,453
Foxsemicon Integrated Technology, Inc.(a)	144,950	1,140,928
Gemtek Technology Corp.(a)	1,407,000	1,286,022
Getac Technology Corp.	2,049,292	2,969,530
Giant Manufacturing Co., Ltd.	920,000	4,827,657
Gigabyte Technology Co., Ltd.(a)	2,452,000	5,617,642
Global Unichip Corp.(a)	108,000	1,177,899
Globe Union Industrial Corp.	955,000	686,190
Grand Pacific Petrochemical(a)	2,552,000	2,678,300
Grape King Bio Ltd.(a)	260,988	2,224,355
Great Wall Enterprise Co., Ltd.	2,003,446	2,374,012

See Notes to Financial Statements.

52	WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds

Schedule of Investments (continued)

WisdomTree Emerging Markets SmallCap Dividend Fund (DGS)

March 31, 2018

Investments	Shares	Value
Greatek Electronics, Inc.	1,554,000	$3,053,956
HannStar Display Corp.(a)	8,703,000	2,984,875
Highwealth Construction Corp.*(a)	7,957,613	12,322,469
Hiwin Technologies Corp.	181,040	2,632,677
Holtek Semiconductor, Inc.	878,773	2,314,702
Hota Industrial Manufacturing Co., Ltd.(a)	409,427	1,741,227
Hsin Kuang Steel Co., Ltd.(a)	542,000	737,984
Huaku Development Co., Ltd.	1,228,296	3,024,716
Huang Hsiang Construction Corp.	1,759,000	1,788,742
Hung Sheng Construction Ltd.(a)	1,274,000	1,387,300
IEI Integration Corp.	1,313,620	1,718,785
Inventec Corp.(a)	14,806,992	11,756,417
ITEQ Corp.	902,000	2,224,296
Jentech Precision Industrial Co., Ltd.	177,000	407,943
Kenda Rubber Industrial Co., Ltd.(a)	1,474,039	1,857,905
Kindom Construction Corp.(a)	1,857,187	1,321,694
King Slide Works Co., Ltd.(a)	119,004	1,653,003
King Yuan Electronics Co., Ltd.(a)	3,754,000	3,926,913
King’s Town Bank	3,089,000	3,919,916
Kinik Co.(a)	615,495	1,646,555
Kinsus Interconnect Technology Corp.(a)	851,368	1,629,329
Kung Long Batteries Industrial Co., Ltd.	342,000	1,718,387
L&K Engineering Co., Ltd.(a)	610,000	773,039
LCY Chemical Corp.(a)	3,017,000	4,583,911
Lien Hwa Industrial Corp.(a)	2,930,300	3,939,629
Lion Travel Service Co., Ltd.	278,000	1,101,245
Lite-On Semiconductor Corp.(a)	600,000	833,419
Long Chen Paper Co., Ltd.(a)	1,943,242	2,172,709
Lotes Co., Ltd.(a)	229,233	1,690,335
Makalot Industrial Co., Ltd.(a)	724,667	3,417,420
Marketech International Corp.(a)	559,000	1,031,457
Meiloon Industrial Co.	713,000	728,724
Mercuries & Associates Holding Ltd.(a)	702,000	606,729
Merida Industry Co., Ltd.	607,043	2,779,444
Merry Electronics Co., Ltd.(a)	537,146	3,104,198
Micro-Star International Co., Ltd.	2,986,877	9,752,399
Mirle Automation Corp.(a)	732,560	1,156,991
momo.com, Inc.	127,000	1,180,403
Namchow Holdings Co., Ltd.(a)	530,086	1,107,187
Nan Kang Rubber Tire Co., Ltd.(a)	2,452,000	2,186,508
Nan Ya Printed Circuit Board Corp.*(a)	598,000	696,303
Nantex Industry Co., Ltd.	2,176,300	1,810,038
Novatek Microelectronics Corp.	2,644,000	12,015,296
Nuvoton Technology Corp.(a)	506,000	1,239,099
OptoTech Corp.*	2,107,485	1,655,225
Pan-International Industrial Corp.(a)	1,026,000	767,116
Posiflex Technology, Inc.	357,727	1,650,179
Powertech Technology, Inc.	2,036,000	6,403,306
Primax Electronics Ltd.	1,110,000	2,379,360
Prince Housing & Development Corp.	2,941,460	1,205,558
Qisda Corp.(a)	7,394,000	5,579,038
Quang Viet Enterprise Co., Ltd.	272,000	1,124,121
Radiant Opto-Electronics Corp.(a)	2,184,252	5,386,278
Realtek Semiconductor Corp.	1,282,770	5,719,385
Rechi Precision Co., Ltd.(a)	1,612,000	1,702,836
Ruentex Industries Ltd.*(a)	1,095,000	2,118,119
Run Long Construction Co., Ltd.(a)	1,479,000	2,586,995
Sanyang Motor Co., Ltd.	2,912,000	2,122,303
SDI Corp.(a)	571,000	1,660,692
Sercomm Corp.(a)	846,488	2,383,533
Sheng Yu Steel Co., Ltd.	610,000	582,656
Shin Zu Shing Co., Ltd.(a)	327,000	1,003,756
Shinkong Synthetic Fibers Corp.	3,843,000	1,274,542
Shiny Chemical Industrial Co., Ltd.	274,000	798,779
Sigurd Microelectronics Corp.	1,177,000	1,501,677
Sinbon Electronics Co., Ltd.	583,120	1,639,944
Sincere Navigation Corp.	824,000	503,042
Sinon Corp.	2,287,000	1,349,124
Sinyi Realty, Inc.	1,011,000	1,494,464
Sitronix Technology Corp.(a)	664,000	1,990,383
Standard Foods Corp.	789,896	1,836,778
Sunny Friend Environmental Technology Co., Ltd.	186,000	1,464,039
Sunonwealth Electric Machine Industry Co., Ltd.(a)	887,000	1,344,631
Sunspring Metal Corp.(a)	777,000	951,363
Supreme Electronics Co., Ltd.(a)	1,978,000	2,167,476
Syncmold Enterprise Corp.	835,220	1,936,443
Synnex Technology International Corp.	2,956,600	4,411,020
Systex Corp.	763,000	1,669,561
TA Chen Stainless Pipe	2,449,605	2,495,225
Taichung Commercial Bank Co., Ltd.(a)	11,156,027	3,902,715
Taiflex Scientific Co., Ltd.(a)	521,000	776,398
Tainan Spinning Co., Ltd.(a)	3,130,000	1,427,753
Taiwan Business Bank	4,340,000	1,297,966
Taiwan Cogeneration Corp.(a)	2,394,970	2,213,686
Taiwan Fertilizer Co., Ltd.(a)	2,853,000	3,821,026
Taiwan FU Hsing Industrial Co., Ltd.	1,438,000	1,819,879
Taiwan Hon Chuan Enterprise Co., Ltd.(a)	1,013,692	1,936,504
Taiwan Paiho Ltd.(a)	392,000	1,115,890
Taiwan PCB Techvest Co., Ltd.	752,302	766,312
Taiwan Sakura Corp.	759,000	999,609
Taiwan Secom Co., Ltd.(a)	701,674	2,175,509
Taiwan Styrene Monomer(a)	4,325,000	3,204,033
Taiwan Surface Mounting Technology Corp.(a)	1,645,000	1,559,977
Taiwan TEA Corp.(a)	2,948,000	1,496,395
Teco Electric and Machinery Co., Ltd.	4,511,683	3,798,807
Test Research, Inc.	1,297,115	2,477,940
Thinking Electronic Industrial Co., Ltd.(a)	189,000	624,231
Thye Ming Industrial Co., Ltd.	1,190,000	1,646,826
Ton Yi Industrial Corp.(a)	2,646,538	1,189,068
Tong Hsing Electronic Industries Ltd.(a)	532,918	2,257,275
Tong Yang Industry Co., Ltd.(a)	1,013,685	1,814,808
Topco Scientific Co., Ltd.	805,521	2,375,924
Transcend Information, Inc.(a)	1,060,479	3,142,483
Tripod Technology Corp.	1,326,928	4,459,956
TSRC Corp.(a)	1,578,011	1,656,108
Tung Ho Steel Enterprise Corp.(a)	2,727,153	2,347,688

See Notes to Financial Statements.

WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds	53

Schedule of Investments (continued)

WisdomTree Emerging Markets SmallCap Dividend Fund (DGS)

March 31, 2018

Investments	Shares	Value
TXC Corp.(a)	1,623,549	$2,177,205
TYC Brother Industrial Co., Ltd.(a)	927,000	991,954
U-Ming Marine Transport Corp.*(a)	727,420	880,678
Unimicron Technology Corp.(a)	1,186,000	766,749
UPC Technology Corp.	1,489,000	965,192
USI Corp.	1,987,540	991,827
Visual Photonics Epitaxy Co., Ltd.(a)	642,750	2,457,956
Vivotek, Inc.	307,625	933,732
Voltronic Power Technology Corp.	112,315	2,134,050
Walsin Lihwa Corp.(a)	8,706,000	5,225,332
Wan Hai Lines Ltd.	1,942,000	1,195,559
Well Shin Technology Co., Ltd.(a)	622,000	1,139,171
Wistron Corp.(a)	11,774,748	10,055,603
Wistron NeWeb Corp.(a)	773,648	2,061,682
Wowprime Corp.	120,000	530,919
WPG Holdings Ltd.(a)	6,314,759	8,294,930
WT Microelectronics Co., Ltd.(a)	1,974,678	3,183,108
Yageo Corp.(a)	418,731	7,496,573
YC INOX Co., Ltd.(a)	2,455,000	2,218,652
Yieh Phui Enterprise Co., Ltd.(a)	3,015,000	1,111,611
Yulon Motor Co., Ltd.	993,000	769,688
Yungtay Engineering Co., Ltd.(a)	1,255,790	2,429,144
Zeng Hsing Industrial Co., Ltd.	507,000	2,269,215
Zinwell Corp.(a)	908,186	851,901

Total Taiwan		446,372,721
Thailand – 6.4%
Amata Corp. PCL NVDR(a)	2,276,600	1,514,336
Ananda Development PCL NVDR(a)	6,388,800	788,640
AP Thailand PCL NVDR	5,583,200	1,410,530
Bangkok Aviation Fuel Services PCL NVDR	1,086,700	1,251,078
Bangkok Chain Hospital PCL NVDR	2,445,800	1,337,486
Bangkok Land PCL NVDR	59,907,614	3,563,421
Bangkok Life Assurance PCL NVDR(a)	477,800	488,954
Bangkok Ranch PCL NVDR	1,690,400	386,516
Banpu PCL NVDR	6,899,486	4,479,039
BCPG PCL NVDR	2,373,700	1,563,742
Beauty Community PCL NVDR	4,839,100	3,296,221
BEC World PCL NVDR(a)	1,790,800	744,496
Carabao Group PCL NVDR(a)	669,600	1,365,110
Central Plaza Hotel PCL NVDR	1,109,700	1,747,769
CH Karnchang PCL NVDR(a)	1,714,525	1,321,396
Dhipaya Insurance PCL NVDR(a)	2,186,944	1,748,436
Eastern Polymer Group PCL NVDR(a)	1,967,100	427,767
Eastern Water Resources Development and Management PCL NVDR(a)	2,107,400	801,985
Forth Smart Service PCL NVDR(a)	1,308,805	452,034
GFPT PCL NVDR(a)	2,618,500	1,096,973
Global Power Synergy PCL NVDR(a)	1,536,500	3,734,378
Gunkul Engineering PCL NVDR(a)	7,593,133	845,030
Hana Microelectronics PCL	2,576,547	2,657,296
Inter Far East Energy Corp. NVDR*†	4,230,700	0
Jasmine International PCL NVDR(a)	15,874,400	3,122,084
Karmarts PCL NVDR(a)	2,335,400	504,124
KCE Electronics PCL NVDR(a)	699,200	1,503,716
KGI Securities Thailand PCL NVDR	9,167,600	1,389,652
Khon Kaen Sugar Industry PCL NVDR(a)	4,094,900	479,288
Kiatnakin Bank PCL NVDR	2,683,506	6,286,115
LPN Development PCL NVDR(a)	4,840,618	1,609,927
Major Cineplex Group PCL NVDR(a)	2,329,300	2,122,963
Malee Group PCL NVDR(a)	405,400	281,330
MC Group PCL NVDR(a)	2,355,800	956,785
MCS Steel PCL NVDR(a)	2,297,600	734,762
Mega Lifesciences PCL NVDR	395,200	524,490
Polyplex Thailand PCL NVDR(a)	1,337,900	658,895
Pruksa Holding PCL NVDR(a)	3,420,400	2,340,792
Quality Houses PCL NVDR	32,286,444	3,014,916
Ratchaburi Electricity Generating Holding PCL NVDR	2,060,000	3,442,117
Robinson PCL NVDR	1,216,900	2,461,430
Sansiri PCL	37,868,124	2,034,488
Siam City Cement PCL NVDR(a)	410,454	3,425,919
Siam Global House PCL NVDR(a)	1,659,279	833,088
Siamgas & Petrochemicals PCL NVDR(a)	1,983,200	1,839,232
Sino-Thai Engineering & Construction PCL NVDR(a)	998,600	609,954
Somboon Advance Technology PCL NVDR(a)	1,328,500	879,435
SPCG PCL NVDR	3,280,300	2,286,874
Sri Trang Agro-Industry PCL NVDR(a)	2,742,520	964,750
Star Petroleum Refining PCL NVDR	10,346,570	5,294,056
Supalai PCL	3,584,627	2,464,646
Taokaenoi Food & Marketing PCL NVDR(a)	1,297,380	780,005
Thai Vegetable Oil PCL NVDR	3,424,600	3,750,961
Thanachart Capital PCL	1,385,866	2,382,165
Tipco Asphalt PCL NVDR(a)	4,073,500	2,253,647
Tisco Financial Group PCL NVDR	2,047,957	5,877,971
TPI Polene PCL NVDR(a)	12,003,110	656,390
TPI Polene Power PCL NVDR(a)	9,763,400	2,123,157
TTW PCL	8,057,524	3,117,878
Unique Engineering & Construction PCL NVDR(a)	1,728,800	718,721
Vibhavadi Medical Center PCL NVDR	10,074,500	779,670

Total Thailand		111,529,026
Turkey – 1.8%
AG Anadolu Grubu Holding AS Class A	160,588	972,106
Aksa Akrilik Kimya Sanayii AS	830,288	3,477,174
Alarko Holding AS	874,038	1,489,311
Anadolu Cam Sanayii AS	1	1
Aselsan Elektronik Sanayi ve Ticaret AS	1	7
Borusan Mannesmann Boru Sanayi ve Ticaret AS	278,222	868,083
Cimsa Cimento Sanayi ve Ticaret AS	298,814	1,019,078
EGE Endustri VE Ticaret AS	6,488	627,279
Is Gayrimenkul Yatirim Ortakligi AS	2,977,005	961,924
Kordsa Teknik Tekstil AS	320,590	650,665
Otokar Otomotiv Ve Savunma Sanayi AS(a)	27,952	805,806
Soda Sanayii AS	2,249,700	3,134,838
Tat Gida Sanayi AS	595,271	859,532
TAV Havalimanlari Holding AS	819,547	4,940,370

See Notes to Financial Statements.

54	WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds

Schedule of Investments (concluded)

WisdomTree Emerging Markets SmallCap Dividend Fund (DGS)

March 31, 2018

Investments	Shares	Value
Tekfen Holding AS	611,020	$2,629,851
Torunlar Gayrimenkul Yatirim Ortakligi AS	839,817	614,800
Trakya Cam Sanayii AS	2,058,668	2,671,166
Turk Traktor ve Ziraat Makineleri AS	109,916	2,004,703
Turkiye Sise ve Cam Fabrikalari AS	1,614,773	2,103,355
Ulker Biskuvi Sanayi AS	232,031	1,300,320

Total Turkey		31,130,369
TOTAL COMMON STOCKS (Cost: $1,480,788,442)		1,737,349,436
WARRANTS – 0.0%
Malaysia – 0.0%
Econpile Holdings Bhd, expiring 1/2/23* (Cost: $0)	253,100	11,778
EXCHANGE-TRADED FUND – 0.0%
United States – 0.0%
WisdomTree Emerging Markets High Dividend Fund(c)
(Cost: $131,541)	2,814	134,566
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 1.2%
United States – 1.2%
State Street Navigator Securities Lending Government Money Market Portfolio, 1.74%(d)
(Cost: $21,429,989)(e)	21,429,989	21,429,989
TOTAL INVESTMENTS IN SECURITIES – 100.9% (Cost: $1,502,349,972)		1,758,925,769
Other Assets less Liabilities – (0.9)%		(15,821,454)

NET ASSETS – 100.0%		$1,743,104,315

*	Non-income producing security.

†

Security is being fair valued using significant unobservable inputs by a pricing committee under the direction of the Board of Trustees. The aggregate value of fair valued securities is $299,836, which represents 0.02% of net assets.

(a)	Security, or portion thereof, was on loan at March 31, 2018 (See Note 2).

(b)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

(c)	Affiliated company (See Note 3).

(d)	Rate shown represents annualized 7-day yield as of March 31, 2018.

(e)

At March 31, 2018, the total market value of the Fund’s securities on loan was $180,385,045 and the total market value of the collateral held by the Fund was $198,893,705. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $177,463,716.

GDR – Global Depositary Receipt

NVDR – Non-Voting Depositary Receipt

Reg S – Regulation S provides an exclusion from the registration requirements of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

FINANCIAL DERIVATIVE INSTRUMENTS
FOREIGN CURRENCY CONTRACTS (OTC – OVER THE COUNTER)
Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation	Unrealized Depreciation
State Street Bank and Trust	4/2/2018	145,349	USD	2,000,000,000	IDR	$79	$—
State Street Bank and Trust	4/2/2018	262,679	USD	280,000,000	KRW	—	(10)
State Street Bank and Trust	4/2/2018	116,324	USD	450,000	MYR	—	(15)
State Street Bank and Trust	4/2/2018	85,743	USD	2,500,000	TWD	—	—
State Street Bank and Trust	4/3/2018	60,698	USD	200,000	BRL	522	—
State Street Bank and Trust	4/3/2018	48,944	USD	890,000	MXN	187	—
						$788	$(25)

CURRENCY LEGEND

BRL – Brazilian real

IDR – Indonesian rupiah

KRW – South Korean won

MXN – Mexican peso

MYR – Malaysian ringgit

TWD – New Taiwan dollar

USD – U.S. dollar

See Notes to Financial Statements.

WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds	55

Schedule of Investments

WisdomTree Global ex-U.S. Quality Dividend Growth Fund (DNL)

March 31, 2018

Investments	Shares	Value
COMMON STOCKS – 99.5%
Australia – 5.0%
Aristocrat Leisure Ltd.	15,862	$292,737
carsales.com Ltd.	15,245	157,982
Cochlear Ltd.	1,953	272,076
Crown Resorts Ltd.	73,265	713,151
CSL Ltd.	12,411	1,479,957
Domino’s Pizza Enterprises Ltd.(a)	3,209	102,717
Magellan Financial Group Ltd.	12,956	236,919
Northern Star Resources Ltd.	22,140	106,650
REA Group Ltd.	3,273	198,861

Total Australia		3,561,050
Austria – 0.1%
ams AG*	859	89,578
Belgium – 0.2%
Melexis N.V.	1,525	151,917
Brazil – 1.0%
CCR S.A.	15,570	58,558
Estacio Participacoes S.A.	10,823	113,876
Localiza Rent a Car S.A.	9,976	86,205
Lojas Renner S.A.	8,305	85,834
M. Dias Branco S.A.	2,161	33,167
Natura Cosmeticos S.A.	700	6,740
Odontoprev S.A.	11,576	52,001
Smiles Fidelidade S.A.	3,114	65,117
Ultrapar Participacoes S.A.	8,291	176,916

Total Brazil		678,414
Canada – 2.9%
Alimentation Couche-Tard, Inc. Class B	5,850	261,679
Canadian Pacific Railway Ltd.	3,221	567,625
CI Financial Corp.(a)	25,852	553,434
Constellation Software, Inc.	248	168,151
Dollarama, Inc.	979	118,900
Open Text Corp.	8,421	292,751
Toromont Industries Ltd.	2,233	96,872
Winpak Ltd.	460	17,287

Total Canada		2,076,699
Chile – 0.1%
Aguas Andinas S.A. Class A	107,803	70,164
China – 3.3%
AAC Technologies Holdings, Inc.	8,000	144,337
Anhui Conch Cement Co., Ltd. Class H	16,000	87,153
ANTA Sports Products Ltd.	28,000	141,279
Beijing Enterprises Water Group Ltd.*	34,000	18,975
Brilliance China Automotive Holdings Ltd.	22,000	45,916
China Conch Venture Holdings Ltd.	19,500	59,507
China Gas Holdings Ltd.	28,000	101,856
China Medical System Holdings Ltd.	19,000	43,141
China State Construction International Holdings Ltd.	30,000	36,619
China Yongda Automobiles Services Holdings Ltd.(a)	2,000	2,130
CIFI Holdings Group Co., Ltd.	160,000	139,648
CSPC Pharmaceutical Group Ltd.	114,400	303,918
Geely Automobile Holdings Ltd.	24,000	69,111
Guangzhou Automobile Group Co., Ltd. Class H	26,000	47,903
Haier Electronics Group Co., Ltd.*	3,000	10,684
Haitian International Holdings Ltd.	20,000	60,650
Kingboard Laminates Holdings Ltd.	22,000	31,900
Logan Property Holdings Co., Ltd.(a)	82,000	124,751
Minth Group Ltd.	14,000	63,772
Shenzhou International Group Holdings Ltd.	17,200	181,132
Sihuan Pharmaceutical Holdings Group Ltd.	85,000	25,126
Sino Biopharmaceutical Ltd.	21,500	42,187
SITC International Holdings Co., Ltd.	23,000	22,858
Sunny Optical Technology Group Co., Ltd.	3,000	55,388
Tencent Holdings Ltd.	8,100	422,736
TravelSky Technology Ltd. Class H	7,000	20,291
Zhou Hei Ya International Holdings Co., Ltd.(a)(b)	4,000	3,639
Zhuzhou CRRC Times Electric Co., Ltd. Class H	3,600	17,431

Total China		2,324,038
Denmark – 3.5%
Ambu A/S Class B	1,140	25,656
Chr Hansen Holding A/S	5,730	492,555
Dfds A/S	3,432	191,507
DSV A/S	1,611	126,070
Pandora A/S	13,999	1,500,858
SimCorp A/S	1,521	105,350

Total Denmark		2,441,996
Finland – 0.2%
Konecranes Oyj	3,831	166,035
France – 1.2%
Cie Plastic Omnium S.A.	3,961	189,499
Direct Energie(a)	429	16,145
Ipsen S.A.	1,449	224,806
Sartorius Stedim Biotech	1,508	136,221
SEB S.A.	1,043	199,080
Trigano S.A.	259	46,729

Total France		812,480
Germany – 4.7%
adidas AG	4,344	1,050,597
AURELIUS Equity Opportunities SE & Co. KGaA(a)	5,140	357,793
CompuGroup Medical SE	807	43,610
Covestro AG(b)	7,983	784,057
CTS Eventim AG & Co. KGaA	5,360	250,891
Diebold Nixdorf AG*	1,782	147,275
Fuchs Petrolub SE	3,236	164,565
Nemetschek SE	689	77,110
United Internet AG Registered Shares	6,530	410,380
Wirecard AG	441	52,024

Total Germany		3,338,302
Hong Kong – 2.3%
Galaxy Entertainment Group Ltd.	93,000	844,291
PCCW Ltd.	1,134,000	655,984
Vitasoy International Holdings Ltd.	38,000	97,805

Total Hong Kong		1,598,080

See Notes to Financial Statements.

56	WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds

Schedule of Investments (continued)

WisdomTree Global ex-U.S. Quality Dividend Growth Fund (DNL)

March 31, 2018

Investments	Shares	Value
India – 2.0%
Adani Ports & Special Economic Zone Ltd.	3,839	$20,843
Alkem Laboratories Ltd.	160	4,878
Asian Paints Ltd.	2,655	45,608
Aurobindo Pharma Ltd.	1,302	11,136
Bharat Forge Ltd.	3,409	36,569
Biocon Ltd.	607	5,527
Cadila Healthcare Ltd.*	1,166	6,755
Cipla Ltd.	813	6,799
Cummins India Ltd.	482	5,175
Dabur India Ltd.	1,695	8,535
Eicher Motors Ltd.	17	7,395
Emami Ltd.	294	4,818
Endurance Technologies Ltd.(b)	203	3,937
Godrej Consumer Products Ltd.	1,284	21,530
Hero MotoCorp Ltd.	1,987	107,933
Hindustan Unilever Ltd.	10,446	213,551
Hindustan Zinc Ltd.	720	3,318
Indraprastha Gas Ltd.	732	3,136
InterGlobe Aviation Ltd.(b)	789	15,611
ITC Ltd.	40,780	159,752
Kansai Nerolac Paints Ltd.	464	3,598
Marico Ltd.	2,191	10,953
Maruti Suzuki India Ltd.	806	109,504
Motherson Sumi Systems Ltd.	5,789	27,600
Motilal Oswal Financial Services Ltd.	152	2,336
Natco Pharma Ltd.	380	4,391
Nestle India Ltd.	107	13,458
Pidilite Industries Ltd.	2,828	39,796
Sun Pharmaceutical Industries Ltd.	5,902	44,802
Sun TV Network Ltd.	451	5,868
Tata Consultancy Services Ltd.	8,557	373,805
Torrent Pharmaceuticals Ltd.	697	13,356
UPL Ltd.	3,513	39,333
Vakrangee Ltd.	884	3,000
Whirlpool of India Ltd.	165	3,821
Zee Entertainment Enterprises Ltd.	1,819	16,050

Total India		1,404,477
Indonesia – 0.9%
Chandra Asri Petrochemical Tbk PT	10,300	4,657
Hanjaya Mandala Sampoerna Tbk PT	190,200	54,984
Kalbe Farma Tbk PT	209,700	22,847
Matahari Department Store Tbk PT	95,500	75,956
Pakuwon Jati Tbk PT	75,800	3,469
Surya Citra Media Tbk PT	139,400	27,439
Telekomunikasi Indonesia Persero Tbk PT	1,200,800	313,992
Unilever Indonesia Tbk PT	25,500	91,730
United Tractors Tbk PT	16,600	38,584

Total Indonesia		633,658
Italy – 1.8%
Brembo SpA	9,839	151,740
Brunello Cucinelli SpA	1,175	36,850
De’ Longhi SpA	8,844	262,348
Ferrari N.V.	2,397	287,543
Industria Macchine Automatiche SpA	1,800	174,996
Moncler SpA	3,756	142,737
Recordati SpA	6,405	236,158

Total Italy		1,292,372
Japan – 8.6%
Asahi Intecc Co., Ltd.	1,500	59,450
Fast Retailing Co., Ltd.	1,900	772,506
Fujitsu General Ltd.	2,300	41,156
Haseko Corp.(a)	15,600	237,484
Japan Lifeline Co., Ltd.	900	26,234
Kakaku.com, Inc.(a)	9,200	161,076
Kaken Pharmaceutical Co., Ltd.	3,000	177,151
M3, Inc.	2,300	103,376
Mixi, Inc.	4,800	177,377
MonotaRO Co., Ltd.(a)	2,000	71,838
Murata Manufacturing Co., Ltd.	7,000	959,003
Nihon M&A Center, Inc.	1,800	61,946
Open House Co., Ltd.	1,900	117,913
Oracle Corp.	3,300	268,406
Park24 Co., Ltd.	8,800	235,991
Pigeon Corp.	4,000	180,724
Pilot Corp.	700	39,031
Relo Group, Inc.	1,900	52,632
Ryohin Keikaku Co., Ltd.	500	167,842
Seria Co., Ltd.	500	25,294
Shimano, Inc.	1,800	259,633
Start Today Co., Ltd.	5,300	141,632
Trend Micro, Inc.	7,200	429,901
USS Co., Ltd.	12,800	258,768
Yahoo Japan Corp.(a)	207,800	965,239
Zenkoku Hosho Co., Ltd.	2,000	87,823

Total Japan		6,079,426
Malaysia – 0.2%
Fraser & Neave Holdings Bhd	6,700	57,820
HAP Seng Consolidated Bhd	37,200	94,827
Hartalega Holdings Bhd	4,800	7,508

Total Malaysia		160,155
Mexico – 0.7%
America Movil S.A.B. de C.V. Series L	369,427	349,117
Grupo Aeroportuario del Sureste S.A.B. de C.V. Class B	4,350	73,023
Kimberly-Clark de Mexico S.A.B. de C.V. Class A	23,569	43,953

Total Mexico		466,093
Netherlands – 2.5%
ASML Holding N.V.	7,550	1,487,052
BE Semiconductor Industries N.V.	1,821	185,995
TKH Group N.V. CVA	1,951	124,771

Total Netherlands		1,797,818
New Zealand – 0.5%
Fisher & Paykel Healthcare Corp., Ltd.	21,339	203,200
Ryman Healthcare Ltd.	20,454	156,261

Total New Zealand		359,461

See Notes to Financial Statements.

WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds	57

Schedule of Investments (continued)

WisdomTree Global ex-U.S. Quality Dividend Growth Fund (DNL)

March 31, 2018

Investments	Shares	Value
Norway – 3.3%
Entra ASA(b)	12,610	$171,540
Leroy Seafood Group ASA	30,545	188,695
Marine Harvest ASA	68,939	1,380,369
Salmar ASA	12,280	502,402
Tomra Systems ASA	5,241	109,480

Total Norway		2,352,486
Philippines – 0.1%
DMCI Holdings, Inc.	96,100	22,396
Jollibee Foods Corp.	1,210	6,934
Semirara Mining & Power Corp.	36,250	21,051

Total Philippines		50,381
Poland – 0.0%
CCC S.A.	123	8,374
CD Projekt S.A.	373	11,913

Total Poland		20,287
Russia – 2.5%
Magnit PJSC GDR Reg S	4,079	75,196
MMC Norilsk Nickel PJSC ADR	39,007	722,995
Novatek PJSC GDR Reg S	1,854	253,998
Tatneft PJSC ADR	11,845	747,657

Total Russia		1,799,846
Singapore – 0.1%
First Resources Ltd.	66,000	84,557
South Africa – 1.8%
AVI Ltd.	9,961	93,164
Capitec Bank Holdings Ltd.	1,100	80,790
Clicks Group Ltd.	4,979	76,525
Discovery Ltd.	8,409	121,003
Mr. Price Group Ltd.	6,506	156,490
Naspers Ltd. Class N	697	170,112
Netcare Ltd.	39,922	94,340
Pick n Pay Stores Ltd.	4,685	27,101
Rand Merchant Investment Holdings Ltd.	16,419	55,429
RMB Holdings Ltd.	29,370	191,235
Santam Ltd.	2,086	57,395
Shoprite Holdings Ltd.	8,294	176,803

Total South Africa		1,300,387
South Korea – 3.3%
BGF Co., Ltd.	16	197
Hanssem Co., Ltd.	54	7,827
Korea Aerospace Industries Ltd.*	748	35,053
Medy-Tox, Inc.	15	10,302
NAVER Corp.	22	16,347
NCSoft Corp.	189	74,472
Samsung Electronics Co., Ltd.	787	1,817,063
SK Holdings Co., Ltd.	328	91,085
SK Hynix, Inc.	3,673	280,153

Total South Korea		2,332,499
Spain – 5.4%
Industria de Diseno Textil S.A.	121,484	3,799,424
Sweden – 6.0%
Atlas Copco AB Class A	36,222	1,562,233
Atlas Copco AB Class B	18,042	699,077
Evolution Gaming Group AB(b)	515	28,127
Hemfosa Fastigheter AB	15,247	184,425
Indutrade AB	3,615	92,892
Intrum Justitia AB(a)	4,696	132,725
Investment AB Latour Class B	20,711	234,689
JM AB	5,590	126,487
Peab AB	24,643	220,983
Sandvik AB	51,924	945,194

Total Sweden		4,226,832
Switzerland – 9.8%
EMS-Chemie Holding AG Registered Shares	1,323	833,092
Geberit AG Registered Shares	1,753	773,253
Givaudan S.A. Registered Shares	513	1,165,715
Kuehne + Nagel International AG Registered Shares	8,197	1,286,559
Partners Group Holding AG	1,274	944,591
Roche Holding AG Bearer Shares	4,917	1,138,879
Schindler Holding AG Participation Certificate	1,204	259,006
Sonova Holding AG Registered Shares	1,970	312,287
Straumann Holding AG Registered Shares(a)	211	132,646
Temenos Group AG Registered Shares*	787	94,019

Total Switzerland		6,940,047
Taiwan – 6.1%
Advantech Co., Ltd.	7,000	50,417
Catcher Technology Co., Ltd.	20,000	244,195
Eclat Textile Co., Ltd.	4,283	50,238
Feng TAY Enterprise Co., Ltd.	13,440	60,154
Formosa Plastics Corp.	194,000	691,978
Hotai Motor Co., Ltd.	10,000	101,177
Largan Precision Co., Ltd.	1,000	114,895
Nan Ya Plastics Corp.	277,000	775,224
Nien Made Enterprise Co., Ltd.	3,000	28,861
Novatek Microelectronics Corp.	39,000	177,230
Standard Foods Corp.	4,000	9,301
Taiwan Semiconductor Manufacturing Co., Ltd.	241,000	2,045,735

Total Taiwan		4,349,405
Thailand – 0.7%
Airports of Thailand PCL NVDR	47,300	102,102
Bumrungrad Hospital PCL NVDR	6,300	42,913
Central Pattana PCL NVDR	14,350	35,795
CP ALL PCL	73,456	206,720
Energy Absolute PCL NVDR	3,700	5,177
Home Product Center PCL NVDR	109,500	49,725
Minor International PCL	11,600	14,189

Total Thailand		456,621
Turkey – 0.5%
Arcelik AS	7,789	35,097
BIM Birlesik Magazalar AS	3,470	62,981
Petkim Petrokimya Holding AS	45,743	93,994
Tofas Turk Otomobil Fabrikasi AS	4,218	28,792

See Notes to Financial Statements.

58	WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds

Schedule of Investments (concluded)

WisdomTree Global ex-U.S. Quality Dividend Growth Fund (DNL)

March 31, 2018

Investments	Shares	Value
Tupras Turkiye Petrol Rafinerileri AS	3,972	$108,690

Total Turkey		329,554
United Kingdom – 18.2%
Abcam PLC	4,508	78,352
Ashtead Group PLC	16,271	442,804
AVEVA Group PLC	897	24,046
British American Tobacco PLC	74,605	4,323,335
Countryside Properties PLC(b)	18,832	82,898
Croda International PLC	5,854	375,124
Domino’s Pizza Group PLC	23,877	110,700
easyJet PLC	36,196	814,697
Fevertree Drinks PLC	917	33,857
Hargreaves Lansdown PLC	19,525	447,273
Howden Joinery Group PLC	37,368	241,551
Jardine Lloyd Thompson Group PLC	12,934	232,604
JD Sports Fashion PLC	8,092	38,061
Moneysupermarket.com Group PLC	39,289	158,069
NMC Health PLC	1,438	68,586
Renishaw PLC	1,562	98,734
Rentokil Initial PLC	48,257	183,927
Rightmove PLC	2,677	163,243
Spirax-Sarco Engineering PLC	2,227	179,788
Unilever N.V. CVA	79,081	4,461,215
Unite Group PLC (The)	13,661	151,680
Victrex PLC	3,496	125,940
ZPG PLC(b)	15,640	73,718

Total United Kingdom		12,910,202
TOTAL COMMON STOCKS (Cost: $63,866,807)		70,454,741
EXCHANGE-TRADED FUNDS – 0.0%
United States – 0.0%
WisdomTree Emerging Markets High Dividend Fund(c)	239	11,429
WisdomTree International Equity Fund(c)	312	17,116
TOTAL EXCHANGE-TRADED FUNDS (Cost: $28,639)		28,545
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 2.1%
United States – 2.1%
State Street Navigator Securities Lending Government Money Market Portfolio, 1.74%(d)
(Cost: $1,479,062)(e)	1,479,062	1,479,062
TOTAL INVESTMENTS IN SECURITIES – 101.6% (Cost: $65,374,508)		71,962,348
Other Assets less Liabilities – (1.6)%		(1,121,244)

NET ASSETS – 100.0%		$70,841,104

*	Non-income producing security.

(a)	Security, or portion thereof, was on loan at March 31, 2018 (See Note 2).

(b)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

(c)	Affiliated company (See Note 3).

(d)	Rate shown represents annualized 7-day yield as of March 31, 2018.

(e)

At March 31, 2018, the total market value of the Fund’s securities on loan was $2,677,338 and the total market value of the collateral held by the Fund was $2,806,067. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $1,327,005.

ADR – American Depositary Receipt

CVA – Certificaten Van Aandelen (Certificate of Stock)

GDR – Global Depositary Receipt

NVDR – Non-Voting Depositary Receipt

Reg S – Regulation S provides an exclusion from the registration requirements of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Notes to Financial Statements.

WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds	59

Schedule of Investments

WisdomTree Global ex-U.S. Real Estate Fund (DRW)

March 31, 2018

Investments	Shares	Value
COMMON STOCKS – 99.6%
Australia – 12.6%
Abacus Property Group	73,300	$195,100
Aveo Group	65,116	131,861
BWP Trust	102,885	238,332
Charter Hall Group	68,581	301,427
Charter Hall Retail REIT	80,466	237,628
Cromwell Property Group	425,659	347,724
Dexus	136,808	978,028
Goodman Group	158,533	1,025,111
GPT Group (The)	248,336	902,904
Growthpoint Properties Australia Ltd.(a)	121,532	307,630
Investa Office Fund	81,022	267,858
LendLease Group	58,656	778,813
Mirvac Group	472,209	778,747
Scentre Group	829,562	2,437,088
Shopping Centres Australasia Property Group	120,480	215,325
Stockland	403,802	1,248,237
Vicinity Centres	734,217	1,357,267
Viva Energy REIT	113,000	173,353
Westfield Corp.	248,974	1,627,111

Total Australia		13,549,544
Austria – 0.8%
BUWOG AG*	8,841	315,972
CA Immobilien Anlagen AG	7,560	252,339
IMMOFINANZ AG*	73,926	192,200
S IMMO AG	5,187	102,706

Total Austria		863,217
Belgium – 1.1%
Aedifica S.A.	1,738	159,884
Befimmo S.A.	4,354	281,125
Cofinimmo S.A.	2,964	384,212
Warehouses De Pauw CVA	2,808	348,795

Total Belgium		1,174,016
Brazil – 0.2%
BR Malls Participacoes S.A.	7,146	25,048
Iguatemi Empresa de Shopping Centers S.A.	3,128	36,950
Multiplan Empreendimentos Imobiliarios S.A.	5,803	119,915

Total Brazil		181,913
Canada – 5.8%
Allied Properties Real Estate Investment Trust	9,020	283,771
Artis Real Estate Investment Trust	34,365	362,242
Boardwalk Real Estate Investment Trust	7,308	250,941
Canadian Apartment Properties REIT	14,450	416,380
Canadian Real Estate Investment Trust	8,266	321,920
Cominar Real Estate Investment Trust	52,758	527,478
CT Real Estate Investment Trust	4,867	50,208
Dream Global Real Estate Investment Trust	28,185	300,596
Dream Office Real Estate Investment Trust	19,363	350,689
First Capital Realty, Inc.(a)	29,977	473,168
FirstService Corp.	662	48,477
Granite Real Estate Investment Trust	6,901	271,972
H&R Real Estate Investment Trust	51,921	846,925
Pure Industrial Real Estate Trust	35,970	224,316
RioCan Real Estate Investment Trust	52,728	966,833
SmartCentres Real Estate Investment Trust	20,770	468,966
Tricon Capital Group, Inc.(a)	9,289	70,969

Total Canada		6,235,851
Chile – 0.1%
Parque Arauco S.A.	34,350	103,545
China – 10.8%
Agile Group Holdings Ltd.	142,000	293,470
China Aoyuan Property Group Ltd.	92,000	84,518
China Jinmao Holdings Group Ltd.	687,000	391,281
China Overseas Grand Oceans Group Ltd.	43,219	20,926
China Overseas Land & Investment Ltd.	934,049	3,243,102
China Resources Land Ltd.	232,000	843,953
China SCE Property Holdings Ltd.	218,000	112,773
China South City Holdings Ltd.(a)	520,800	117,454
China Vanke Co., Ltd. Class H	128,900	587,977
CIFI Holdings Group Co., Ltd.	373,900	326,340
Country Garden Holdings Co., Ltd.	448,000	922,452
Fullshare Holdings Ltd.*(a)	112,500	62,354
Future Land Development Holdings Ltd.	74,000	62,701
Greenland Hong Kong Holdings Ltd.	77,000	36,890
Greentown China Holdings Ltd.(a)	28,500	38,565
Guangzhou R&F Properties Co., Ltd. Class H	187,200	467,028
Hopson Development Holdings Ltd.	20,000	22,833
KWG Property Holding Ltd.	269,000	366,742
Logan Property Holdings Co., Ltd.(a)	180,000	273,843
Longfor Properties Co., Ltd.	115,500	353,198
Powerlong Real Estate Holdings Ltd.	207,000	108,929
Red Star Macalline Group Corp., Ltd. Class H(b)	129,600	151,756
Shenzhen Investment Ltd.	1,026,000	435,327
Shimao Property Holdings Ltd.	149,500	422,881
Shui On Land Ltd.	344,500	93,496
Sino-Ocean Group Holding Ltd.	1,154,200	836,792
Sunac China Holdings Ltd.(a)	41,900	161,764
Times China Holdings Ltd.	69,000	105,501
Yuexiu Property Co., Ltd.	1,666,000	392,709
Yuzhou Properties Co., Ltd.	304,000	207,230

Total China		11,544,785
Finland – 0.3%
Citycon Oyj	149,427	335,753
France – 8.8%
Fonciere Des Regions	10,880	1,199,586
Gecina S.A.	6,914	1,199,800
ICADE	11,371	1,103,387
Klepierre S.A.	49,435	1,991,123
Mercialys S.A.	16,013	307,417
Nexity S.A.*	7,263	464,932
Unibail-Rodamco SE	13,883	3,169,791

Total France		9,436,036

See Notes to Financial Statements.

60	WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds

Schedule of Investments (continued)

WisdomTree Global ex-U.S. Real Estate Fund (DRW)

March 31, 2018

Investments	Shares	Value
Germany – 4.4%
alstria office REIT-AG	18,566	$290,669
Deutsche Euroshop AG	7,335	268,824
Deutsche Wohnen SE Bearer Shares	20,580	959,261
LEG Immobilien AG	5,660	635,814
TAG Immobilien AG	16,248	336,907
TLG Immobilien AG	8,559	234,736
Vonovia SE	40,531	2,006,345

Total Germany		4,732,556
Hong Kong – 17.7%
Champion REIT	729,000	519,235
Hang Lung Group Ltd.	110,649	361,626
Hang Lung Properties Ltd.	508,283	1,183,876
Henderson Land Development Co., Ltd.	328,352	2,137,888
Hui Xian REIT(d)	1,021,634	503,985
Hysan Development Co., Ltd.	112,115	592,838
Joy City Property Ltd.	282,000	45,273
Kowloon Development Co., Ltd.	134,000	150,761
Lai Sun Development Co., Ltd.	12,600	20,646
Link REIT	228,615	1,951,659
LVGEM China Real Estate Investment Co., Ltd.	60,000	23,929
New World Development Co., Ltd.	975,001	1,376,478
Sino Land Co., Ltd.	673,735	1,090,228
Sun Hung Kai Properties Ltd.	244,810	3,867,900
Sunlight Real Estate Investment Trust	256,000	173,857
Swire Pacific Ltd. Class A	77,778	784,390
Swire Pacific Ltd. Class B	235,000	402,431
Swire Properties Ltd.	449,541	1,575,166
Wharf Holdings Ltd. (The)	263,872	906,101
Wheelock & Co., Ltd.	135,231	988,175
Yuexiu Real Estate Investment Trust	564,000	390,933

Total Hong Kong		19,047,375
Indonesia – 0.0%
Pakuwon Jati Tbk PT	639,900	29,282
Ireland – 0.3%
Green REIT PLC	122,866	228,776
Hibernia REIT PLC(a)	27,588	48,993

Total Ireland		277,769
Israel – 1.1%
Alony Hetz Properties & Investments Ltd.	15,959	143,687
Amot Investments Ltd.	53,469	286,013
Azrieli Group Ltd.	6,937	332,145
Gazit-Globe Ltd.	23,462	231,422
Melisron Ltd.	3,598	143,168

Total Israel		1,136,435
Italy – 0.2%
Beni Stabili SpA SIIQ	295,903	246,008
Japan – 6.6%
Aeon Mall Co., Ltd.	10,230	214,508
Daibiru Corp.	4,300	49,853
Daikyo, Inc.(a)	6,500	131,589
Daito Trust Construction Co., Ltd.	6,300	1,089,394
Daiwa House Industry Co., Ltd.	45,500	1,754,114
Hulic Co., Ltd.	30,500	332,962
Ichigo, Inc.(a)	15,000	66,008
Leopalace21 Corp.	20,400	170,144
Mitsubishi Estate Co., Ltd.	42,189	713,464
Mitsui Fudosan Co., Ltd.	40,108	973,567
Nomura Real Estate Holdings, Inc.	15,965	377,095
NTT Urban Development Corp.	14,900	182,134
Open House Co., Ltd.	2,500	155,148
Relo Group, Inc.	2,900	80,333
Sumitomo Realty & Development Co., Ltd.	8,279	306,327
TOC Co., Ltd.	5,100	41,481
Tokyo Tatemono Co., Ltd.	12,300	185,396
Tokyu Fudosan Holdings Corp.	37,168	270,853

Total Japan		7,094,370
Malaysia – 0.5%
IGB Real Estate Investment Trust	206,500	82,749
IOI Properties Group Bhd	192,475	80,613
KLCCP Stapled Group	42,300	78,410
SP Setia Bhd Group	183,275	141,673
Sunway Bhd	235,965	92,727
Sunway Real Estate Investment Trust	189,996	78,592

Total Malaysia		554,764
Mexico – 1.7%
Concentradora Fibra Danhos S.A. de C.V.	177,468	293,714
Fibra Uno Administracion S.A. de C.V.	659,137	987,974
Macquarie Mexico Real Estate Management S.A. de C.V.*	170,900	191,184
PLA Administradora Industrial S de RL de C.V.*	152,562	252,745
Prologis Property Mexico S.A. de C.V.	65,089	123,948

Total Mexico		1,849,565
Netherlands – 0.6%
Eurocommercial Properties N.V. CVA	7,564	312,195
Wereldhave N.V.(a)	8,865	338,635

Total Netherlands		650,830
New Zealand – 0.5%
Goodman Property Trust	201,612	193,439
Kiwi Property Group Ltd.	220,749	213,393
Precinct Properties New Zealand Ltd.	162,120	149,700

Total New Zealand		556,532
Norway – 0.2%
Entra ASA(b)	17,126	232,973
Philippines – 0.4%
Ayala Land, Inc.	188,700	148,638
Megaworld Corp.	370,800	33,330
Robinsons Land Corp.	94,047	35,941
SM Prime Holdings, Inc.	246,775	159,385
Vista Land & Lifescapes, Inc.	275,700	34,345

Total Philippines		411,639

See Notes to Financial Statements.

WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds	61

Schedule of Investments (continued)

WisdomTree Global ex-U.S. Real Estate Fund (DRW)

March 31, 2018

Investments	Shares	Value
Poland – 0.0%
Globe Trade Centre S.A.	15,166	$40,469
Singapore – 9.2%
Ascendas Real Estate Investment Trust	312,784	627,333
Ascott Residence Trust(a)	334,988	288,673
Bukit Sembawang Estates Ltd.	36,800	171,470
CapitaLand Commercial Trust	474,375	662,020
CapitaLand Ltd.	329,589	897,302
CapitaLand Mall Trust	538,486	854,153
CapitaLand Retail China Trust	152,500	183,749
CDL Hospitality Trusts	197,300	254,280
City Developments Ltd.	32,703	324,212
Frasers Centrepoint Trust	145,800	243,500
Frasers Hospitality Trust(a)	273,900	160,835
Frasers Logistics & Industrial Trust	252,300	209,721
Frasers Property Ltd.	143,700	219,172
GuocoLand Ltd.	73,000	115,793
Ho Bee Land Ltd.	27,200	52,272
Keppel DC REIT(a)	139,500	153,191
Keppel REIT	492,900	454,823
Mapletree Commercial Trust	409,192	489,919
Mapletree Greater China Commercial Trust	504,200	442,179
Mapletree Industrial Trust	312,818	484,268
Mapletree Logistics Trust	443,075	415,605
OUE Hospitality Trust(a)	312,800	196,797
Oxley Holdings Ltd.(a)	176,376	65,907
Parkway Life Real Estate Investment Trust(a)	84,500	180,432
SPH REIT	399,100	302,833
Starhill Global REIT	383,784	213,652
Suntec Real Estate Investment Trust	383,428	552,642
United Industrial Corp., Ltd.(a)	23,000	57,004
UOL Group Ltd.	40,700	265,374
Wheelock Properties Singapore Ltd.	101,000	137,871
Wing Tai Holdings Ltd.	53,800	84,928
Yanlord Land Group Ltd.	124,000	159,811

Total Singapore		9,921,721
South Africa – 3.5%
Fortress REIT Ltd. Class A	228,993	309,028
Fortress REIT Ltd. Class B	96,019	96,434
Growthpoint Properties Ltd.	581,910	1,395,258
Hyprop Investments Ltd.	44,683	408,110
Redefine Properties Ltd.	1,141,298	1,116,375
Resilient REIT Ltd.	41,480	175,040
Vukile Property Fund Ltd.	155,028	286,276

Total South Africa		3,786,521
Spain – 0.8%
Axiare Patrimonio SOCIMI S.A.	2,533	51,463
Hispania Activos Inmobiliarios SOCIMI S.A.	6,425	136,543
Inmobiliaria Colonial Socimi S.A.	23,459	271,200
Merlin Properties Socimi S.A.	27,443	419,860

Total Spain		879,066
Sweden – 1.7%
Atrium Ljungberg AB Class B	10,031	147,325
Castellum AB	29,341	478,226
Fabege AB	10,675	230,458
Hemfosa Fastigheter AB	19,327	233,776
Hufvudstaden AB Class A(a)	13,713	202,875
Klovern AB Class B(a)	45,195	55,800
Kungsleden AB	21,682	144,334
Wallenstam AB Class B	17,440	157,953
Wihlborgs Fastigheter AB	6,030	139,251

Total Sweden		1,789,998
Switzerland – 1.5%
Allreal Holding AG Registered Shares*	1,519	249,518
PSP Swiss Property AG Registered Shares	5,018	488,385
Swiss Prime Site AG Registered Shares*	8,738	843,597

Total Switzerland		1,581,500
Taiwan – 0.5%
Highwealth Construction Corp.*	311,110	481,758
Thailand – 0.7%
Bangkok Land PCL NVDR	1,016,700	60,475
Central Pattana PCL NVDR	57,374	143,114
Land & Houses PCL NVDR	867,111	291,163
Pruksa Holding PCL NVDR	88,500	60,566
Supalai PCL NVDR	90,000	61,880
WHA Corp. PCL NVDR	825,600	98,745

Total Thailand		715,943
United Kingdom – 7.0%
Assura PLC	193,538	160,997
Big Yellow Group PLC	16,108	192,746
British Land Co. PLC (The)	143,455	1,291,952
Capital & Counties Properties PLC(a)	13,092	49,954
Derwent London PLC	6,288	273,621
Grainger PLC	20,914	84,787
Great Portland Estates PLC	13,873	129,594
Hammerson PLC	104,642	787,685
Hansteen Holdings PLC	96,385	172,527
Intu Properties PLC(a)	237,274	691,325
Land Securities Group PLC	91,958	1,208,847
Londonmetric Property PLC	86,171	215,409
NewRiver REIT PLC(a)	49,937	201,749
Safestore Holdings PLC	16,479	113,503
Savills PLC	12,895	177,545
Secure Income REIT PLC	24,568	127,861
Segro PLC	86,745	731,576
Shaftesbury PLC	12,676	174,618
St. Modwen Properties PLC	11,051	60,056
Tritax Big Box REIT PLC	138,756	280,875
Unite Group PLC (The)	17,611	195,538
Workspace Group PLC	11,404	158,696

Total United Kingdom		7,481,461
TOTAL COMMON STOCKS (Cost: $100,073,085)		106,923,195

See Notes to Financial Statements.

62	WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds

Schedule of Investments (concluded)

WisdomTree Global ex-U.S. Real Estate Fund (DRW)

March 31, 2018

Investments	Shares	Value
EXCHANGE-TRADED NOTE – 0.1%
United States – 0.1%
iPath MSCI India Index ETN* (Cost: $66,130)	867	$72,065
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 1.9%
United States – 1.9%
State Street Navigator Securities Lending Government Money Market Portfolio, 1.74%(c)
(Cost: $2,072,327)(d)	2,072,327	2,072,327
TOTAL INVESTMENTS IN SECURITIES – 101.6% (Cost: $102,211,542)		109,067,587
Other Assets less Liabilities – (1.6)%		(1,739,080)

NET ASSETS – 100.0%		$107,328,507

*	Non-income producing security.

(a)	Security, or portion thereof, was on loan at March 31, 2018 (See Note 2).

(b)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

(c)	Rate shown represents annualized 7-day yield as of March 31, 2018.

(d)

At March 31, 2018, the total market value of the Fund’s securities on loan was $3,167,314 and the total market value of the collateral held by the Fund was $3,351,821. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $1,279,494.

CVA – Certificaten Van Aandelen (Certificate of Stock)

ETN – Exchange-Traded Note

NVDR – Non-Voting Depositary Receipt

FINANCIAL DERIVATIVE INSTRUMENTS
FOREIGN CURRENCY CONTRACTS (OTC - OVER THE COUNTER)
Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation	Unrealized Depreciation
Bank of Montreal	4/2/2018	4,138	USD	440,291	JPY	$—	$(2)
Bank of Montreal	4/3/2018	2,197	USD	2,862	AUD	2	—
Barclays Bank PLC	4/3/2018	12,075	USD	142,942	ZAR	11	—
Goldman Sachs	4/2/2018	4,106	USD	5,295	CAD	—	(1)
Goldman Sachs	4/3/2018	3,411	USD	28,510	SEK	7	—
HSBC Holdings PLC	4/3/2018	3,399	USD	26,680	HKD	—	—
Societe Generale	4/2/2018	7,737	USD	27,166	ILS	—	(1)
UBS AG	4/3/2018	2,530	USD	1,804	GBP	—	(1)
						$20	$(5)

CURRENCY LEGEND

AUD – Australian dollar

CAD – Canadian dollar

GBP – British pound

HKD – Hong Kong dollar

ILS – Israeli New shekel

JPY – Japanese yen

SEK – Swedish krona

USD – U.S. dollar

ZAR – South African rand

See Notes to Financial Statements.

WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds	63

Schedule of Investments

WisdomTree Global High Dividend Fund (DEW)

March 31, 2018

Investments	Shares	Value
COMMON STOCKS – 99.2%
Australia – 3.4%
AGL Energy Ltd.	3,955	$65,770
Alumina Ltd.	16,237	29,393
Amcor Ltd.	7,599	82,594
AMP Ltd.	9,507	36,389
ASX Ltd.	1,554	66,823
Aurizon Holdings Ltd.	13,138	42,628
Australia & New Zealand Banking Group Ltd.	13,933	287,061
Bank of Queensland Ltd.	4,454	37,444
Bendigo & Adelaide Bank Ltd.	4,183	31,572
BHP Billiton Ltd.	12,601	272,667
Brambles Ltd.	1,743	13,343
Coca-Cola Amatil Ltd.	3,637	24,187
Commonwealth Bank of Australia	8,447	468,516
Crown Resorts Ltd.	3,554	34,594
Fortescue Metals Group Ltd.	28,102	93,336
Harvey Norman Holdings Ltd.(a)	6,262	17,724
Insurance Australia Group Ltd.	14,803	84,933
Macquarie Group Ltd.	1,763	139,153
Mineral Resources Ltd.	574	7,481
National Australia Bank Ltd.	14,692	321,068
QBE Insurance Group Ltd.	4,629	34,193
Rio Tinto Ltd.	1,779	99,205
Sonic Healthcare Ltd.	3,013	52,878
South32 Ltd.	20,989	51,841
Suncorp Group Ltd.	8,384	85,789
Tabcorp Holdings Ltd.	25,559	86,066
Telstra Corp., Ltd.	100,319	241,622
Wesfarmers Ltd.	5,527	176,193
Westpac Banking Corp.	16,759	367,910
Woodside Petroleum Ltd.	3,327	74,620
Woolworths Group Ltd.	5,257	106,011

Total Australia		3,533,004
Austria – 0.1%
Lenzing AG	33	4,070
Oesterreichische Post AG	821	40,772
Vienna Insurance Group AG Wiener Versicherung Gruppe	299	9,995

Total Austria		54,837
Belgium – 0.9%
Ageas	1,433	73,949
Anheuser-Busch InBev S.A.	5,669	622,462
Cofinimmo S.A.	344	44,592
Elia System Operator S.A./N.V.	1,095	68,412
KBC Group N.V.	627	54,533
Proximus SADP	1,963	60,910

Total Belgium		924,858
Brazil – 0.4%
Banco Santander Brasil S.A.	5,218	62,658
BB Seguridade Participacoes S.A.	6,567	57,834
CCR S.A.	6,865	25,819
Cia de Saneamento Basico do Estado de Sao Paulo	1,674	17,628
Engie Brasil Energia S.A.	8,488	100,009
Estacio Participacoes S.A.	2,094	22,033
Itau Unibanco Holding S.A.	5,375	72,985
Multiplus S.A.	524	4,864
Porto Seguro S.A.	1,854	27,088
Qualicorp S.A.	942	6,315
Transmissora Alianca de Energia Eletrica S.A.	4,305	28,146

Total Brazil		425,379
Canada – 2.8%
AltaGas Ltd.(a)	1,786	33,026
ARC Resources Ltd.(a)	1,674	18,230
Bank of Montreal	2,777	209,624
Bank of Nova Scotia (The)	4,675	287,770
BCE, Inc.	4,854	208,730
Cameco Corp.	732	6,649
Canadian Imperial Bank of Commerce	2,021	178,265
CI Financial Corp.(a)	2,238	47,911
Crescent Point Energy Corp.	3,620	24,597
Enbridge, Inc.	7,784	244,644
Great-West Lifeco, Inc.	4,143	105,660
Keyera Corp.	1,360	35,349
Manulife Financial Corp.	5,229	97,016
National Bank of Canada	1,318	61,992
Nutrien Ltd.(a)	1,661	78,447
Pembina Pipeline Corp.	2,780	86,683
Peyto Exploration & Development Corp.(a)	2,221	18,605
Power Corp. of Canada	2,254	51,400
Power Financial Corp.	3,041	76,093
Rogers Communications, Inc. Class B	2,212	98,723
Royal Bank of Canada	5,129	395,919
Shaw Communications, Inc. Class B	2,111	40,640
TELUS Corp.	2,594	91,024
Toronto-Dominion Bank (The)	5,836	330,944
TransCanada Corp.	2,869	118,565
Vermilion Energy, Inc.(a)	628	20,234

Total Canada		2,966,740
Chile – 0.1%
AES Gener S.A.	98,921	28,047
Banco Santander Chile	849,099	71,578
Enel Chile S.A.	125,037	16,207
Enel Generacion Chile S.A.	20,331	16,588

Total Chile		132,420
China – 3.9%
Agile Group Holdings Ltd.	6,000	12,400
Agricultural Bank of China Ltd. Class H	179,074	101,763
Bank of China Ltd. Class H	523,366	281,412
Bank of Communications Co., Ltd. Class H	169,125	132,528
China Cinda Asset Management Co., Ltd. Class H	26,000	9,442
China Construction Bank Corp. Class H	861,536	884,775
China Everbright Bank Co., Ltd. Class H	85,000	40,830
China Merchants Bank Co., Ltd. Class H	20,027	82,039

See Notes to Financial Statements.

64	WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds

Schedule of Investments (continued)

WisdomTree Global High Dividend Fund (DEW)

March 31, 2018

Investments	Shares	Value
China Minsheng Banking Corp., Ltd. Class H	32,500	$31,596
China Mobile Ltd.	79,500	728,823
China Petroleum & Chemical Corp. Class H	264,000	231,765
China Power International Development Ltd.	119,631	30,791
China Resources Cement Holdings Ltd.	10,000	8,639
China Resources Power Holdings Co., Ltd.	29,575	53,963
China Vanke Co., Ltd. Class H	8,600	39,229
China Zhongwang Holdings Ltd.(a)	41,200	24,463
CIFI Holdings Group Co., Ltd.	20,000	17,456
CNOOC Ltd.	213,415	314,345
CRRC Corp., Ltd. Class H	25,000	21,310
Dali Foods Group Co., Ltd.(b)	27,500	22,635
Dongfeng Motor Group Co., Ltd. Class H	14,000	16,251
Great Wall Motor Co., Ltd. Class H(a)	21,500	21,559
Guangdong Investment Ltd.	28,000	44,025
Guangzhou R&F Properties Co., Ltd. Class H	10,000	24,948
Huaneng Power International, Inc. Class H	128,137	86,042
Industrial & Commercial Bank of China Ltd. Class H	498,000	427,040
Kingboard Laminates Holdings Ltd.	2,000	2,900
KWG Property Holding Ltd.	14,500	19,769
Lenovo Group Ltd.	76,000	38,831
Logan Property Holdings Co., Ltd.(a)	8,000	12,171
Powerlong Real Estate Holdings Ltd.	8,000	4,210
Shenzhen Investment Ltd.	66,000	28,004
Shimao Property Holdings Ltd.	24,500	69,302
Sino-Ocean Group Holding Ltd.	53,775	38,987
Sinopec Shanghai Petrochemical Co., Ltd. Class H	40,000	24,311
Sun Art Retail Group Ltd.	40,000	46,532
Weichai Power Co., Ltd. Class H	9,000	10,091
Xinyi Glass Holdings Ltd.*	16,000	24,097
Xinyi Solar Holdings Ltd.	50,000	20,195
Yuexiu Property Co., Ltd.	40,000	9,429
Yuzhou Properties Co., Ltd.	17,000	11,589

Total China		4,050,487
Czech Republic – 0.1%
CEZ AS	3,610	89,897
Komercni Banka AS	770	35,104
O2 Czech Republic AS	1,898	26,207

Total Czech Republic		151,208
Denmark – 0.2%
Danske Bank A/S	2,478	92,155
ISS A/S	820	30,251
Pandora A/S	702	75,263
Tryg A/S	1,802	41,773

Total Denmark		239,442
Finland – 0.8%
Elisa Oyj	1,989	89,946
Fortum Oyj(a)	5,685	122,005
Kesko Oyj Class B	890	50,963
Metso Oyj	1,019	32,095
Neste Oyj(a)	759	52,834
Nokia Oyj	25,168	138,824
Nokian Renkaat Oyj(a)	855	38,801
Sampo Oyj Class A	2,844	158,306
Stora Enso Oyj Class R(a)	3,543	65,033
UPM-Kymmene Oyj	3,585	132,711

Total Finland		881,518
France – 3.8%
Amundi S.A.(b)	447	35,876
AXA S.A.	9,562	254,012
BNP Paribas S.A.	4,111	304,215
Bouygues S.A.	1,894	94,827
Carrefour S.A.(a)	2,856	59,185
Casino Guichard Perrachon S.A.	1,024	50,135
CNP Assurances	3,017	76,064
Credit Agricole S.A.	9,133	148,322
Electricite de France S.A.	21,331	308,511
Engie S.A.	16,723	278,783
Eutelsat Communications S.A.	1,744	34,532
ICADE	593	57,542
Lagardere SCA	1,227	35,010
Metropole Television S.A.	1,736	44,665
Natixis S.A.	14,056	115,095
Orange S.A.	15,216	257,964
Renault S.A.	564	68,323
Sanofi	4,971	399,401
SCOR SE	1,467	60,007
Societe Generale S.A.	3,092	167,927
Suez	2,691	38,953
TOTAL S.A.	15,563	882,936
Unibail-Rodamco SE	568	129,687
Veolia Environnement S.A.	1,978	46,816

Total France		3,948,788
Germany – 2.7%
Allianz SE Registered Shares	1,612	363,594
Axel Springer SE	394	32,950
BASF SE	3,846	390,083
Bayerische Motoren Werke AG	2,701	292,819
CECONOMY AG	2,462	28,311
Daimler AG Registered Shares	5,930	502,999
Deutsche Telekom AG Registered Shares	17,258	281,228
Evonik Industries AG	2,046	72,066
Freenet AG	1,405	42,697
Hugo Boss AG	493	42,903
Innogy SE(b)	1,533	72,530
Muenchener Rueckversicherungs – Gesellschaft AG Registered Shares	861	199,974
ProSiebenSat.1 Media SE	1,167	40,445
Siemens AG Registered Shares	3,118	396,965
Telefonica Deutschland Holding AG	21,429	100,569
TUI AG	136	2,911

Total Germany		2,863,044
Hong Kong – 0.7%
BOC Hong Kong Holdings Ltd.	32,000	155,753
CLP Holdings Ltd.	8,500	86,535

See Notes to Financial Statements.

WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds	65

Schedule of Investments (continued)

WisdomTree Global High Dividend Fund (DEW)

March 31, 2018

Investments	Shares	Value
Hang Lung Properties Ltd.	13,472	$31,378
Hang Seng Bank Ltd.	7,500	173,541
Hopewell Holdings Ltd.	8,500	32,437
Hysan Development Co., Ltd.	6,000	31,727
New World Development Co., Ltd.	48,829	68,935
PCCW Ltd.	14,000	8,099
Power Assets Holdings Ltd.	7,000	62,389
Sino Land Co., Ltd.	26,000	42,073
SJM Holdings Ltd.	48,000	41,711
Wharf Holdings Ltd. (The)	6,519	22,385

Total Hong Kong		756,963
Indonesia – 0.1%
Gudang Garam Tbk PT	5,000	26,321
Indocement Tunggal Prakarsa Tbk PT	14,000	16,270
Matahari Department Store Tbk PT	32,900	26,167
Perusahaan Gas Negara Persero Tbk	221,900	37,071

Total Indonesia		105,829
Israel – 0.1%
Bezeq Israeli Telecommunication Corp., Ltd.	29,105	37,139
Israel Chemicals Ltd.	6,724	28,345

Total Israel		65,484
Italy – 1.6%
ACEA SpA	1,614	27,353
Assicurazioni Generali SpA	6,681	128,385
Atlantia SpA	3,532	109,247
Azimut Holding SpA	819	17,571
Banca Generali SpA	593	19,108
Banca Mediolanum SpA	4,236	36,884
Enel SpA	40,402	246,951
Eni SpA	22,670	398,360
Hera SpA	15,514	56,744
Intesa Sanpaolo SpA	78,487	285,093
Mediobanca Banca di Credito Finanziario SpA	2,003	23,521
Poste Italiane SpA(b)	6,171	56,313
Snam SpA	23,718	108,890
Telecom Italia SpA RSP	32,227	26,809
Terna Rete Elettrica Nazionale SpA	12,080	70,554
UnipolSai Assicurazioni SpA	16,135	38,358

Total Italy		1,650,141
Japan – 3.4%
Amada Holdings Co., Ltd.	2,900	35,231
Aozora Bank Ltd.	833	33,171
Canon, Inc.	7,300	264,475
Chugoku Electric Power Co., Inc. (The)(a)	3,000	36,164
Daiwa Securities Group, Inc.(a)	11,601	74,035
ITOCHU Corp.	9,342	181,526
Japan Airlines Co., Ltd.	1,700	68,448
Japan Post Holdings Co., Ltd.	13,900	167,427
Japan Tobacco, Inc.	6,900	198,922
Konica Minolta, Inc.(a)	3,400	29,157
Marubeni Corp.	7,269	52,622
Mitsubishi Corp.	4,000	107,645
Mitsui & Co., Ltd.	7,258	124,379
Mizuho Financial Group, Inc.(a)	77,700	139,838
MS&AD Insurance Group Holdings, Inc.	1,400	44,165
Nissan Motor Co., Ltd.(a)	21,800	226,302
Nomura Holdings, Inc.	2,500	14,464
NTT DOCOMO, Inc.(a)	10,400	265,647
Resona Holdings, Inc.	10,400	54,958
Sankyo Co., Ltd.(a)	800	28,209
Showa Shell Sekiyu K.K.	1,200	16,260
Sony Financial Holdings, Inc.(a)	1,100	20,024
Subaru Corp.	3,500	114,758
Sumitomo Corp.	6,186	104,176
Sumitomo Mitsui Financial Group, Inc.	4,700	197,015
Sumitomo Mitsui Trust Holdings, Inc.	900	36,449
Takeda Pharmaceutical Co., Ltd.	2,900	141,332
Tokio Marine Holdings, Inc.	700	31,166
Toyota Motor Corp.	11,400	731,594

Total Japan		3,539,559
Malaysia – 0.3%
AMMB Holdings Bhd	37,100	37,311
Astro Malaysia Holdings Bhd	25,600	13,237
British American Tobacco Malaysia Bhd	1,700	11,612
DiGi.Com Bhd	76,200	91,408
Malayan Banking Bhd	39,000	106,877
Maxis Bhd	34,400	51,048
MISC Bhd	9,400	17,133
YTL Power International Bhd	39,490	10,414

Total Malaysia		339,040
Mexico – 0.2%
Alpek S.A.B. de C.V.	9,106	12,601
Banco Santander Mexico S.A. Institucion de Banca Multiple Grupo Financiero Santander Class B	6,488	9,295
Concentradora Fibra Danhos S.A. de C.V.	19,780	32,736
Grupo Aeroportuario del Pacifico S.A.B. de C.V. Class B	3,350	32,967
Grupo Financiero Banorte S.A.B. de C.V. Class O	15,280	93,027
Kimberly-Clark de Mexico S.A.B. de C.V. Class A	8,346	15,564
Nemak S.A.B. de C.V.(b)	11,826	9,679

Total Mexico		205,869
Netherlands – 0.7%
ABN AMRO Group N.V. CVA(b)	2,503	75,326
Aegon N.V.	12,368	83,294
Boskalis Westminster	727	21,280
ING Groep N.V.	14,306	241,041
Koninklijke Ahold Delhaize N.V.	4,483	106,089
Koninklijke KPN N.V.	6,566	19,679
NN Group N.V.	1,672	74,110
Randstad Holding N.V.(a)	891	58,538
Steinhoff International Holdings N.V.*	15,851	4,367

Total Netherlands		683,724
New Zealand – 0.1%
Air New Zealand Ltd.	2,190	5,103
Auckland International Airport Ltd.	2,489	10,989

See Notes to Financial Statements.

66	WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds

Schedule of Investments (continued)

WisdomTree Global High Dividend Fund (DEW)

March 31, 2018

Investments	Shares	Value
Mercury NZ Ltd.	13,557	$31,492
Meridian Energy Ltd.	16,275	33,520
Spark New Zealand Ltd.	25,448	61,316
Z Energy Ltd.	1,123	5,671

Total New Zealand		148,091
Norway – 0.9%
Aker BP ASA	1,015	27,434
DNB ASA	4,214	81,666
Gjensidige Forsikring ASA	2,370	43,349
Marine Harvest ASA	3,548	71,042
Salmar ASA	526	21,520
Statoil ASA	18,225	428,642
Telenor ASA	9,502	214,223

Total Norway		887,876
Philippines – 0.1%
Aboitiz Power Corp.	39,600	29,371
DMCI Holdings, Inc.	67,000	15,614
Globe Telecom, Inc.	470	14,610
Manila Electric Co.	8,000	48,757
PLDT, Inc.	1,205	33,949

Total Philippines		142,301
Poland – 0.1%
Bank Handlowy w Warszawie S.A.	947	20,901
Bank Pekao S.A.	1,120	40,317
Powszechny Zaklad Ubezpieczen S.A.	2,943	35,871

Total Poland		97,089
Portugal – 0.2%
EDP – Energias de Portugal S.A.	24,067	91,401
Galp Energia, SGPS, S.A.	3,329	62,662
Jeronimo Martins, SGPS, S.A.	1,554	28,295
Navigator Co. S.A. (The)	9,219	54,286

Total Portugal		236,644
Russia – 1.5%
Gazprom PJSC ADR	77,588	377,543
Lukoil PJSC ADR	5,355	368,959
MegaFon PJSC GDR Reg S	3,927	38,838
MMC Norilsk Nickel PJSC ADR	10,949	202,940
Mobile TeleSystems PJSC ADR	10,721	122,112
Novolipetsk Steel PJSC GDR	2,465	61,379
PhosAgro PJSC GDR Reg S	3,382	49,174
RusHydro PJSC ADR	14,647	18,426
Severstal PJSC GDR Reg S	6,373	96,169
Sistema PJSC FC GDR Reg S	1,840	7,434
Tatneft PJSC ADR	2,637	166,447

Total Russia		1,509,421
Singapore – 0.8%
ComfortDelGro Corp., Ltd.	9,900	15,477
DBS Group Holdings Ltd.	8,300	174,064
Frasers Property Ltd.	34,300	52,315
Hutchison Port Holdings Trust	85,400	25,193
Keppel Corp., Ltd.	8,900	52,736
Oversea-Chinese Banking Corp., Ltd.	14,503	141,790
Singapore Telecommunications Ltd.	93,200	239,521
StarHub Ltd.(a)	12,600	22,100
United Overseas Bank Ltd.	4,813	100,936

Total Singapore		824,132
South Africa – 1.4%
Assore Ltd.	666	16,413
AVI Ltd.	3,751	35,083
Barclays Africa Group Ltd.	3,685	58,997
Exxaro Resources Ltd.	1,530	14,074
FirstRand Ltd.(a)	23,320	131,668
Foschini Group Ltd. (The)	2,908	54,914
Imperial Holdings Ltd.(a)	2,160	42,521
Kumba Iron Ore Ltd.(a)	505	12,064
Life Healthcare Group Holdings Ltd.	10,983	25,593
Mr. Price Group Ltd.	1,448	34,829
MTN Group Ltd.(a)	19,094	191,798
Nedbank Group Ltd.(a)	3,294	79,381
Netcare Ltd.	12,880	30,437
Resilient REIT Ltd.	993	4,190
RMB Holdings Ltd.	7,849	51,107
Sanlam Ltd.(a)	12,696	91,399
Sasol Ltd.	3,454	117,545
SPAR Group Ltd. (The)	2,594	44,346
Standard Bank Group Ltd.(a)	7,951	146,743
Telkom S.A. SOC Ltd.	4,953	22,130
Truworths International Ltd.	5,204	47,227
Vodacom Group Ltd.	8,291	107,109
Woolworths Holdings Ltd.	10,303	52,173

Total South Africa		1,411,741
South Korea – 0.4%
Coway Co., Ltd.	487	41,029
Doosan Corp.	35	3,497
Hyosung Corp.	96	11,033
Kia Motors Corp.	1,536	44,672
Korea Electric Power Corp.	3,809	117,390
KT&G Corp.	892	83,685
S-Oil Corp.	284	31,973
SK Telecom Co., Ltd.	416	91,130

Total South Korea		424,409
Spain – 2.0%
Abertis Infraestructuras S.A.	6,856	153,628
Acerinox S.A.	2,868	40,016
ACS Actividades de Construccion y Servicios S.A.	1,994	77,616
Atresmedia Corp. de Medios de Comunicacion S.A.	1,121	10,678
Banco Bilbao Vizcaya Argentaria S.A.	21,182	167,480
Banco Santander S.A.	44,256	288,198
CaixaBank S.A.	15,185	72,311
Enagas S.A.	1,921	52,519
Endesa S.A.	5,874	129,204
Ferrovial S.A.	2,010	41,937
Gas Natural SDG S.A.	5,735	136,761
Iberdrola S.A.	39,101	287,184

See Notes to Financial Statements.

WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds	67

Schedule of Investments (continued)

WisdomTree Global High Dividend Fund (DEW)

March 31, 2018

Investments	Shares	Value
Mapfre S.A.	14,759	$49,027
Mediaset Espana Comunicacion S.A.	3,266	33,202
Red Electrica Corp. S.A.	3,682	75,759
Repsol S.A.	8,755	155,211
Telefonica S.A.	31,061	306,673

Total Spain		2,077,404
Sweden – 1.0%
Axfood AB	856	14,591
Hennes & Mauritz AB Class B(a)	6,247	93,375
ICA Gruppen AB	926	32,662
Nordea Bank AB	21,482	228,548
Skandinaviska Enskilda Banken AB Class A	12,981	135,533
Skanska AB Class B	3,781	77,044
SKF AB Class B(a)	1,883	38,335
Svenska Cellulosa AB SCA Class B	1,465	15,555
Svenska Handelsbanken AB Class A(a)	8,255	102,710
Swedbank AB Class A	6,415	143,240
Telia Co. AB	28,693	134,338

Total Sweden		1,015,931
Switzerland – 2.7%
ABB Ltd. Registered Shares	9,021	214,032
Adecco Group AG Registered Shares	665	47,222
Baloise Holding AG Registered Shares	538	82,082
Credit Suisse Group AG Registered Shares*	8,164	136,323
Kuehne + Nagel International AG Registered Shares	790	123,994
LafargeHolcim Ltd. Registered Shares*	1,568	85,638
Novartis AG Registered Shares	9,375	756,383
Roche Holding AG Genusschein	2,227	509,540
Sulzer AG Registered Shares	386	50,588
Swiss Re AG	1,555	157,968
Swisscom AG Registered Shares(a)	341	168,648
UBS Group AG Registered Shares*	12,122	212,604
Zurich Insurance Group AG	864	282,767

Total Switzerland		2,827,789
Taiwan – 2.6%
Advanced Semiconductor Engineering, Inc.	48,173	69,392
Asia Cement Corp.	23,514	23,025
Asustek Computer, Inc.	8,486	80,328
AU Optronics Corp.	84,000	39,181
Catcher Technology Co., Ltd.	5,000	61,049
Cathay Financial Holding Co., Ltd.	56,000	100,833
Cheng Shin Rubber Industry Co., Ltd.	17,197	27,750
China Development Financial Holding Corp.	152,000	53,696
China Steel Corp.	63,000	50,669
Chunghwa Telecom Co., Ltd.	35,000	135,645
Compal Electronics, Inc.	32,000	21,895
CTBC Financial Holding Co., Ltd.	105,480	76,694
Far Eastern New Century Corp.	28,994	26,302
Far EasTone Telecommunications Co., Ltd.	10,000	26,820
Feng TAY Enterprise Co., Ltd.	4,000	17,903
First Financial Holding Co., Ltd.	85,391	59,452
Formosa Chemicals & Fibre Corp.	42,000	156,292
Formosa Petrochemical Corp.	35,000	142,247
Formosa Plastics Corp.	41,000	146,243
Foxconn Technology Co., Ltd.	6,000	16,380
Fubon Financial Holding Co., Ltd.	61,195	105,360
Hon Hai Precision Industry Co., Ltd.	127,500	387,000
Hotai Motor Co., Ltd.	3,000	30,353
Inventec Corp.	39,000	30,965
Lite-On Technology Corp.	32,000	45,437
Mega Financial Holding Co., Ltd.	92,941	80,328
Nan Ya Plastics Corp.	56,000	156,724
Novatek Microelectronics Corp.	8,000	36,355
Pegatron Corp.	27,680	69,302
Pou Chen Corp.	35,000	47,296
Powertech Technology, Inc.	7,000	22,015
Quanta Computer, Inc.	28,210	57,180
Siliconware Precision Industries Co., Ltd.	18,000	31,361
SinoPac Financial Holdings Co., Ltd.	96,666	34,314
Taiwan Cement Corp.	33,000	41,367
Taiwan Mobile Co., Ltd.	16,800	63,381
United Microelectronics Corp.	92,000	48,908
Wistron Corp.	31,000	26,474
WPG Holdings Ltd.	15,000	19,704
Yuanta Financial Holding Co., Ltd.	107,000	48,992

Total Taiwan		2,714,612
Thailand – 0.5%
Advanced Info Service PCL NVDR	8,900	59,201
Glow Energy PCL NVDR	14,400	39,603
Intouch Holdings PCL NVDR	30,271	56,147
Krung Thai Bank PCL NVDR	35,800	21,638
Land & Houses PCL NVDR	149,100	50,066
PTT Exploration & Production PCL NVDR	17,800	65,177
PTT Global Chemical PCL NVDR	24,136	72,941
PTT PCL NVDR	2,700	47,662
Siam Commercial Bank PCL (The) NVDR	18,800	85,974

Total Thailand		498,409
Turkey – 0.2%
Eregli Demir ve Celik Fabrikalari TAS	16,365	43,294
Ford Otomotiv Sanayi AS	3,790	59,604
Tupras Turkiye Petrol Rafinerileri AS	2,337	63,950
Turkcell Iletisim Hizmetleri AS	6,783	25,941

Total Turkey		192,789
United Kingdom – 7.6%
Admiral Group PLC	1,362	35,232
AstraZeneca PLC	5,998	411,907
Aviva PLC	16,348	113,725
BAE Systems PLC	19,190	156,511
Barratt Developments PLC	5,504	40,952
Berkeley Group Holdings PLC	1,177	62,560
BHP Billiton PLC	9,566	188,352
BP PLC	149,500	1,005,076
British American Tobacco PLC	7,999	463,539
BT Group PLC	56,944	181,729
Centrica PLC	34,523	68,866

See Notes to Financial Statements.

68	WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds

Schedule of Investments (continued)

WisdomTree Global High Dividend Fund (DEW)

March 31, 2018

Investments	Shares	Value
Direct Line Insurance Group PLC	4,965	$26,557
Dixons Carphone PLC	9,316	24,379
easyJet PLC	2,688	60,501
Evraz PLC	10,952	66,754
G4S PLC	2,856	9,940
GlaxoSmithKline PLC	31,571	617,372
HSBC Holdings PLC	87,799	819,536
Imperial Brands PLC	5,776	196,568
Inmarsat PLC	4,497	22,843
Intu Properties PLC(a)	5,890	17,161
ITV PLC	44,216	89,411
J Sainsbury PLC	16,733	56,054
Kingfisher PLC	5,800	23,799
Legal & General Group PLC	38,571	139,489
Lloyds Banking Group PLC	254,918	231,224
Man Group PLC	16,936	40,769
Marks & Spencer Group PLC	11,728	44,453
National Grid PLC	22,506	253,266
NEX Group PLC	4,276	58,844
Next PLC	575	38,387
Old Mutual PLC	23,894	80,210
Pearson PLC	5,805	60,993
Pennon Group PLC	2,699	24,360
Persimmon PLC	2,181	77,406
Rio Tinto PLC	7,248	367,148
Royal Dutch Shell PLC Class A	26,819	840,281
Royal Mail PLC	7,483	56,769
Severn Trent PLC	1,841	47,622
SSE PLC	7,688	137,613
Standard Life Aberdeen PLC	14,066	70,975
Tate & Lyle PLC	2,250	17,189
Taylor Wimpey PLC	16,852	43,639
United Utilities Group PLC	5,751	57,715
Vedanta Resources PLC	1,480	14,683
Vodafone Group PLC	172,155	469,039
William Hill PLC	2,687	12,450

Total United Kingdom		7,943,848
United States – 50.8%
AbbVie, Inc.	11,096	1,050,236
Acadia Realty Trust	618	15,203
AES Corp.	6,606	75,110
Alexander’s, Inc.	31	11,818
Alexandria Real Estate Equities, Inc.	375	46,834
Alliant Energy Corp.	1,736	70,933
Altria Group, Inc.	17,986	1,120,888
Ameren Corp.	2,463	139,480
American Campus Communities, Inc.	916	35,376
American Eagle Outfitters, Inc.	2,073	41,315
American Electric Power Co., Inc.	4,268	292,742
AmTrust Financial Services, Inc.	1,113	13,701
Apartment Investment & Management Co. Class A	671	27,343
Apple Hospitality REIT, Inc.	1,852	32,540
Archer-Daniels-Midland Co.	4,274	185,363
AT&T, Inc.	81,810	2,916,526
AvalonBay Communities, Inc.	689	113,313
Avangrid, Inc.	2,880	147,226
B&G Foods, Inc.(a)	1,238	29,341
BB&T Corp.	2,934	152,685
BGC Partners, Inc. Class A	1,361	18,305
Brandywine Realty Trust	3,317	52,674
Brixmor Property Group, Inc.	3,376	51,484
CA, Inc.	3,085	104,581
Camden Property Trust	892	75,089
Campbell Soup Co.	2,519	109,098
Cardinal Health, Inc.	1,854	116,209
CenterPoint Energy, Inc.	5,233	143,384
CenturyLink, Inc.	14,021	230,365
CF Industries Holdings, Inc.	2,285	86,213
Chevron Corp.	17,094	1,949,400
Cinemark Holdings, Inc.	936	35,259
Cisco Systems, Inc.	39,998	1,715,514
CME Group, Inc.	3,157	510,613
CMS Energy Corp.	1,721	77,944
CNA Financial Corp.	2,595	128,063
Coca-Cola Co. (The)	33,617	1,459,986
Colony NorthStar, Inc. Class A	6,321	35,524
Columbia Property Trust, Inc.	1,510	30,895
Compass Minerals International, Inc.(a)	560	33,768
Consolidated Edison, Inc.	2,688	209,503
CoreCivic, Inc.	1,461	28,519
CoreSite Realty Corp.	86	8,622
Coty, Inc. Class A	5,095	93,238
Cracker Barrel Old Country Store, Inc.(a)	229	36,457
Crown Castle International Corp.	2,815	308,552
CubeSmart	1,405	39,621
CVR Energy, Inc.(a)	1,383	41,794
Cypress Semiconductor Corp.	3,921	66,500
Darden Restaurants, Inc.	1,071	91,303
DDR Corp.	6,967	51,068
DiamondRock Hospitality Co.	1,026	10,711
Dominion Energy, Inc.	4,960	334,453
Domtar Corp.	592	25,184
DTE Energy Co.	1,339	139,792
Duke Energy Corp.	7,014	543,375
Edison International	1,611	102,556
Education Realty Trust, Inc.	616	20,174
Emerson Electric Co.	5,780	394,774
Entergy Corp.	2,329	183,479
EPR Properties	1,202	66,591
Equity Residential	1,752	107,958
Eversource Energy	2,260	133,159
Exelon Corp.	8,262	322,301
Extended Stay America, Inc.	2,618	51,758
Extra Space Storage, Inc.	849	74,169
Exxon Mobil Corp.	37,326	2,784,893
Fastenal Co.	1,576	86,034
Federal Realty Investment Trust	370	42,961
FirstEnergy Corp.	4,561	155,120

See Notes to Financial Statements.

WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds	69

Schedule of Investments (continued)

WisdomTree Global High Dividend Fund (DEW)

March 31, 2018

Investments	Shares	Value
Flowers Foods, Inc.	1,922	$42,015
Foot Locker, Inc.	1,383	62,982
Ford Motor Co.	46,423	514,367
GameStop Corp. Class A(a)	1,931	24,369
Gaming and Leisure Properties, Inc.	2,045	68,446
Gap, Inc. (The)	3,198	99,778
General Electric Co.	89,827	1,210,868
General Mills, Inc.	5,415	244,000
General Motors Co.	13,283	482,704
Genuine Parts Co.	929	83,461
GEO Group, Inc. (The)	1,486	30,418
GGP, Inc.	6,511	133,215
Gramercy Property Trust	688	14,950
Great Plains Energy, Inc.	2,231	70,923
H&R Block, Inc.	1,846	46,907
Harley-Davidson, Inc.(a)	1,088	46,653
Hawaiian Electric Industries, Inc.	1,485	51,054
HCP, Inc.	5,747	133,503
Healthcare Realty Trust, Inc.	568	15,739
Healthcare Trust of America, Inc. Class A	960	25,392
Helmerich & Payne, Inc.	1,559	103,767
Highwoods Properties, Inc.	1,129	49,473
HollyFrontier Corp.	2,196	107,297
Hospitality Properties Trust	2,366	59,954
Host Hotels & Resorts, Inc.	8,008	149,269
HP, Inc.	11,752	257,604
Hudson Pacific Properties, Inc.	388	12,622
Intel Corp.	30,690	1,598,335
International Business Machines Corp.	8,974	1,376,881
International Paper Co.	3,347	178,830
Interpublic Group of Cos., Inc. (The)	2,742	63,148
Iron Mountain, Inc.	3,017	99,139
J.M. Smucker Co. (The)	893	110,741
Kellogg Co.	3,014	195,940
Kennedy-Wilson Holdings, Inc.	726	12,632
Kimberly-Clark Corp.	2,598	286,118
Kimco Realty Corp.	4,749	68,386
Kinder Morgan, Inc.	14,389	216,698
Kohl’s Corp.	2,090	136,916
Kraft Heinz Co. (The)	9,193	572,632
L Brands, Inc.	3,985	152,267
Lamar Advertising Co. Class A	1,151	73,273
Las Vegas Sands Corp.	9,695	697,070
LaSalle Hotel Properties	1,273	36,930
Leggett & Platt, Inc.	974	43,207
Lexington Realty Trust	2,055	16,173
Liberty Property Trust	2,121	84,267
Life Storage, Inc.	435	36,331
Macerich Co. (The)	1,376	77,084
Macquarie Infrastructure Corp.	1,617	59,716
Macy’s, Inc.	5,522	164,224
Marathon Petroleum Corp.	4,200	307,062
Maxim Integrated Products, Inc.	1,917	115,442
MDU Resources Group, Inc.	1,872	52,716
Medical Properties Trust, Inc.	4,850	63,050
Merck & Co., Inc.	20,593	1,121,701
Mercury General Corp.	506	23,210
Meredith Corp.	286	15,387
MetLife, Inc.	7,273	333,758
Mid-America Apartment Communities, Inc.	557	50,821
Mosaic Co. (The)	4,087	99,232
Murphy Oil Corp.	2,523	65,194
National Fuel Gas Co.	485	24,953
National Health Investors, Inc.	307	20,658
National Retail Properties, Inc.	1,314	51,588
Navient Corp.	4,170	54,710
New York Community Bancorp, Inc.	6,076	79,170
Nordstrom, Inc.	1,394	67,484
NorthWestern Corp.	538	28,944
Nucor Corp.	2,425	148,143
Occidental Petroleum Corp.	8,566	556,447
OGE Energy Corp.	1,586	51,973
Old Republic International Corp.	3,560	76,362
Omega Healthcare Investors, Inc.(a)	2,701	73,035
Omnicom Group, Inc.	1,426	103,627
ONEOK, Inc.	2,854	162,450
Outfront Media, Inc.	2,185	40,947
PacWest Bancorp	1,289	63,844
Park Hotels & Resorts, Inc.	1,301	35,153
Pattern Energy Group, Inc. Class A	892	15,423
Paychex, Inc.	2,739	168,695
PBF Energy, Inc. Class A	1,489	50,477
Pebblebrook Hotel Trust	200	6,870
People’s United Financial, Inc.	4,249	79,286
PepsiCo, Inc.	9,328	1,018,151
Pfizer, Inc.	52,403	1,859,782
Philip Morris International, Inc.	14,733	1,464,460
Phillips 66	3,724	357,206
Physicians Realty Trust	1,347	20,973
Piedmont Office Realty Trust, Inc. Class A	2,573	45,259
Pinnacle West Capital Corp.	1,172	93,526
Pitney Bowes, Inc.	2,184	23,784
PPL Corp.	7,093	200,661
Principal Financial Group, Inc.	1,541	93,862
ProAssurance Corp.	975	47,336
Procter & Gamble Co. (The)	19,797	1,569,506
Prologis, Inc.	3,955	249,125
Prudential Financial, Inc.	2,850	295,117
Public Service Enterprise Group, Inc.	4,351	218,594
Public Storage	1,152	230,849
QTS Realty Trust, Inc. Class A	154	5,578
QUALCOMM, Inc.	14,909	826,108
Rayonier, Inc.	1,618	56,921
Realty Income Corp.	2,120	109,668
Retail Opportunity Investments Corp.	851	15,037
Retail Properties of America, Inc. Class A	2,421	28,229
RLJ Lodging Trust	2,636	51,244
Ryman Hospitality Properties, Inc.	306	23,700

See Notes to Financial Statements.

70	WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds

Schedule of Investments (concluded)

WisdomTree Global High Dividend Fund (DEW)

March 31, 2018

Investments	Shares	Value
Sabra Health Care REIT, Inc.	847	$14,950
Sabre Corp.	1,638	35,135
SCANA Corp.	1,721	64,624
Select Income REIT	1,066	20,766
SemGroup Corp. Class A	935	20,009
Sempra Energy	1,424	158,377
Senior Housing Properties Trust	4,491	70,329
Simon Property Group, Inc.	2,390	368,896
Six Flags Entertainment Corp.	841	52,361
SL Green Realty Corp.	432	41,831
South Jersey Industries, Inc.	984	27,709
Southern Co. (The)	9,934	443,652
Spirit Realty Capital, Inc.	6,841	53,086
STORE Capital Corp.	1,320	32,762
Sun Communities, Inc.	199	18,183
T. Rowe Price Group, Inc.	1,260	136,042
Tanger Factory Outlet Centers, Inc.	1,376	30,272
Tapestry, Inc.	2,968	156,146
Targa Resources Corp.	3,367	148,148
Target Corp.	5,291	367,354
Taubman Centers, Inc.	757	43,081
TEGNA, Inc.	1,585	18,053
Tupperware Brands Corp.	748	36,188
UDR, Inc.	1,358	48,372
Umpqua Holdings Corp.	3,248	69,540
United Parcel Service, Inc. Class B	4,365	456,841
Uniti Group, Inc.(a)	4,026	65,422
Urban Edge Properties	660	14,091
Valero Energy Corp.	4,520	419,320
Vector Group Ltd.	2,186	44,573
Vectren Corp.	781	49,922
Ventas, Inc.	3,317	164,291
VEREIT, Inc.	10,765	74,924
Verizon Communications, Inc.	48,294	2,309,419
VF Corp.	2,372	175,813
Viacom, Inc. Class B	3,293	102,281
Vornado Realty Trust	939	63,195
W.P. Carey, Inc.	1,624	100,672
W.W. Grainger, Inc.	374	105,569
WEC Energy Group, Inc.	2,183	136,874
Weingarten Realty Investors	1,183	33,219
Wells Fargo & Co.	28,231	1,479,587
Welltower, Inc.	3,646	198,452
Westar Energy, Inc.	635	33,395
Western Union Co. (The)	3,438	66,113
WestRock Co.	1,654	106,137
Weyerhaeuser Co.	6,246	218,610
Williams Cos., Inc. (The)	8,528	212,006
Williams-Sonoma, Inc.(a)	655	34,558
Xcel Energy, Inc.	4,348	197,747
Xerox Corp.	1,786	51,401

Total United States		53,038,414
TOTAL COMMON STOCKS (Cost: $98,542,562)		103,509,234
EXCHANGE-TRADED NOTE – 0.3%
United States – 0.3%
iPath MSCI India Index ETN*
(Cost: $338,656)	4,043	336,054
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 2.4%
United States – 2.4%
State Street Navigator Securities Lending Government Money Market Portfolio, 1.74%(c)
(Cost: $2,514,939)(d)	2,514,939	2,514,939
TOTAL INVESTMENTS IN SECURITIES – 101.9% (Cost: $101,396,157)		106,360,227
Other Assets less Liabilities – (1.9)%		(2,002,341)

NET ASSETS – 100.0%		$104,357,886
*	Non-income producing security.

(a)	Security, or portion thereof, was on loan at March 31, 2018 (See Note 2).

(b)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

(c)	Rate shown represents annualized 7-day yield as of March 31, 2018.

(d)

At March 31, 2018, the total market value of the Fund’s securities on loan was $2,728,565 and the total market value of the collateral held by the Fund was $2,873,896. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $358,957.

ADR – American Depositary Receipt

CVA – Certificaten Van Aandelen (Certificate of Stock)

ETN – Exchange-Traded Note

GDR – Global Depositary Receipt

NVDR – Non-Voting Depositary Receipt

Reg S – Regulation S provides an exclusion from the registration requirements of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

RSP – Risparmio Italian Savings Shares

See Notes to Financial Statements.

WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds	71

Schedule of Investments

WisdomTree India Earnings Fund (EPI) (consolidated)

March 31, 2018

Investments	Shares	Value

COMMON STOCKS – 100.9%
India – 100.9%
Aerospace & Defense – 0.2%
Bharat Electronics Ltd.	1,262,088	$2,737,162
Air Freight & Logistics – 0.1%
Allcargo Logistics Ltd.	207,594	468,522
Transport Corp. of India Ltd.	95,589	396,299

Total Air Freight & Logistics		864,821
Airlines – 0.4%
InterGlobe Aviation Ltd.(a)	118,870	2,351,913
Jet Airways India Ltd.*	303,584	2,833,517
SpiceJet Ltd.*	1,060,901	2,035,699

Total Airlines		7,221,129
Auto Components – 1.7%
Apollo Tyres Ltd.	1,422,303	6,041,686
Balkrishna Industries Ltd.	194,995	3,194,970
Bharat Forge Ltd.	479,948	5,148,526
Bosch Ltd.	9,675	2,672,727
Ceat Ltd.	118,212	2,730,115
Exide Industries Ltd.	555,531	1,898,143
Igarashi Motors India Ltd.	21,431	265,827
JK Tyre & Industries Ltd.	504,069	1,259,367
Mahindra CIE Automotive Ltd.*	131,254	432,169
Motherson Sumi Systems Ltd.	760,433	3,625,429
Sundram Fasteners Ltd.	85,431	722,123
Tube Investments of India Ltd.	239,642	817,157

Total Auto Components		28,808,239
Automobiles – 5.5%
Bajaj Auto Ltd.	208,454	8,772,290
Hero MotoCorp Ltd.	262,691	14,269,203
Mahindra & Mahindra Ltd.	1,631,529	18,483,676
Maruti Suzuki India Ltd.	219,869	29,871,672
Tata Motors Ltd.*	3,821,072	19,148,802
TVS Motor Co., Ltd.	187,275	1,778,233

Total Automobiles		92,323,876
Banks – 9.2%
Axis Bank Ltd.	3,246,632	25,411,874
Bank of Baroda	1,309,865	2,857,849
Canara Bank	338,686	1,370,391
City Union Bank Ltd.	717,664	1,897,546
DCB Bank Ltd.	525,783	1,302,331
Federal Bank Ltd.	2,677,136	3,661,366
ICICI Bank Ltd.	10,965,921	46,799,824
IDFC Bank Ltd.	3,759,636	2,729,441
Indian Bank	493,390	2,267,931
IndusInd Bank Ltd.	575,771	15,861,539
Karnataka Bank Ltd. (The)	1,622,899	2,859,035
Karur Vysya Bank Ltd. (The)	857,229	1,320,245
Kotak Mahindra Bank Ltd.	1,200,601	19,287,902
Lakshmi Vilas Bank Ltd. (The)	272,922	412,176
Punjab National Bank*	725,484	1,060,056
RBL Bank Ltd.(a)	36,918	271,614
South Indian Bank Ltd. (The)	7,911,533	2,765,689
State Bank of India	512,712	1,964,480
Union Bank of India*	225,571	325,101
Vijaya Bank	1,428,993	1,140,404
Yes Bank Ltd.	4,023,912	18,807,998

Total Banks		154,374,792
Beverages – 0.1%
United Spirits Ltd.*	43,488	2,086,763
Biotechnology – 0.2%
Biocon Ltd.	374,959	3,414,326
Building Products – 0.1%
Kajaria Ceramics Ltd.	103,028	904,433
Somany Ceramics Ltd.	10,254	104,377

Total Building Products		1,008,810
Capital Markets – 0.7%
5Paisa Capital Ltd.*	14,062	72,011
Care Ratings Ltd.	53,696	995,104
CRISIL Ltd.	27,350	790,223
Edelweiss Financial Services Ltd.	990,571	3,617,723
IIFL Holdings Ltd.	351,950	3,808,105
JM Financial Ltd.	826,243	1,631,667
Motilal Oswal Financial Services Ltd.	6,464	99,341

Total Capital Markets		11,014,174
Chemicals – 2.7%
Aarti Industries	33,877	595,663
Advanced Enzyme Technologies Ltd.	29,639	96,885
Asian Paints Ltd.	350,975	6,029,165
Atul Ltd.	33,153	1,328,424
Berger Paints India Ltd.	244,023	960,427
Castrol India Ltd.	473,572	1,487,770
Chambal Fertilizers and Chemicals Ltd.	847,914	2,140,531
Coromandel International Ltd.	126,931	1,022,019
DCM Shriram Ltd.	170,161	1,106,853
Deepak Fertilisers & Petrochemicals Corp., Ltd.	68,220	301,763
Dhanuka Agritech Ltd.	64,803	547,264
EID Parry India Ltd.*	219,456	920,937
Finolex Industries Ltd.	77,871	787,704
GHCL Ltd.	315,527	1,250,319
Godrej Industries Ltd.	175,428	1,479,076
Gujarat Alkalies & Chemicals Ltd.	107,474	1,151,089
Gujarat Fluorochemicals Ltd.	44,297	540,964
Gujarat Narmada Valley Fertilizers & Chemicals Ltd.	203,465	1,135,375
Gulf Oil Lubricants India Ltd.	45,418	636,650
I G Petrochemicals Ltd.	30,412	298,657
Jindal Poly Films Ltd.	87,157	418,067
Kansai Nerolac Paints Ltd.	261,550	2,028,343
PI Industries Ltd.	140,366	1,905,071
Pidilite Industries Ltd.	124,103	1,746,378
Rain Industries Ltd.	159,618	916,886
Rallis India Ltd.	221,682	809,788
Rashtriya Chemicals & Fertilizers Ltd.	560,516	629,082

See Notes to Financial Statements.

72	WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds

Schedule of Investments (continued)

WisdomTree India Earnings Fund (EPI) (consolidated)

March 31, 2018

Investments	Shares	Value
SH Kelkar & Co., Ltd.(a)	188,354	$748,111
Supreme Industries Ltd.	67,027	1,227,101
Supreme Petrochem Ltd.	71,932	354,632
UPL Ltd.	872,752	9,771,704

Total Chemicals		44,372,698
Communications Equipment – 0.1%
Sterlite Technologies Ltd.	191,219	915,904
Construction & Engineering – 1.4%
Engineers India Ltd.	168,774	410,021
IRB Infrastructure Developers Ltd.	794,382	2,716,077
ITD Cementation India Ltd.	212,003	511,141
J Kumar Infraprojects Ltd.	92,967	386,854
Kalpataru Power Transmission Ltd.	65,564	486,791
Larsen & Toubro Ltd.	739,578	14,864,881
PNC Infratech Ltd.	121,791	327,531
Voltas Ltd.	371,804	3,539,514

Total Construction & Engineering		23,242,810
Construction Materials – 1.9%
ACC Ltd.	91,878	2,123,620
Ambuja Cements Ltd.	1,101,079	3,932,684
Birla Corp., Ltd.	37,852	414,783
Dalmia Bharat Ltd.	6,567	289,390
Grasim Industries Ltd.	737,275	11,879,517
HeidelbergCement India Ltd.	75,817	165,533
India Cements Ltd. (The)	121,919	264,973
JK Cement Ltd.	33,592	522,795
JK Lakshmi Cement Ltd.	21,685	153,407
Ramco Cements Ltd. (The)	161,607	1,793,315
Ramco Industries Ltd.	127,330	448,923
Shree Cement Ltd.	9,406	2,335,784
UltraTech Cement Ltd.	114,048	6,907,051

Total Construction Materials		31,231,775
Consumer Finance – 1.8%
Bajaj Finance Ltd.	238,532	6,464,371
Cholamandalam Investment and Finance Co., Ltd.	58,118	1,292,473
Mahindra & Mahindra Financial Services Ltd.	586,194	4,163,559
Manappuram Finance Ltd.	1,697,356	2,837,961
Muthoot Finance Ltd.	255,996	1,599,246
Repco Home Finance Ltd.	37,303	321,631
Shriram City Union Finance Ltd.	85,066	2,780,094
Shriram Transport Finance Co., Ltd.	432,463	9,545,500
Sundaram Finance Ltd.	44,389	1,141,479

Total Consumer Finance		30,146,314
Containers & Packaging – 0.1%
HSIL Ltd.	96,588	549,717
Nilkamal Ltd.	14,541	338,846
Time Technoplast Ltd.	135,690	333,183
Uflex Ltd.	142,427	747,056

Total Containers & Packaging		1,968,802
Diversified Financial Services – 2.1%
Bajaj Holdings & Investment Ltd.	102,111	4,171,538
IDFC Ltd.	2,696,649	2,015,612
L&T Finance Holdings Ltd.	1,308,013	3,150,621
Power Finance Corp., Ltd.	3,556,993	4,671,090
Reliance Capital Ltd.	232,672	1,510,081
Rural Electrification Corp., Ltd.	9,012,287	17,230,955
Srei Infrastructure Finance Ltd.	550,979	620,912
TI Financial Holdings Ltd.	236,141	2,353,021

Total Diversified Financial Services		35,723,830
Diversified Telecommunication Services – 0.6%
Bharti Infratel Ltd.	1,182,781	6,096,005
Himachal Futuristic Communications Ltd.*	5,245,498	2,079,003
Tata Communications Ltd.	156,879	1,491,659

Total Diversified Telecommunication Services		9,666,667
Electric Utilities – 2.1%
Adani Transmission Ltd.*	1,212,833	3,601,957
CESC Ltd.	204,695	3,032,370
Power Grid Corp. of India Ltd.	6,097,161	18,065,711
Reliance Infrastructure Ltd.	964,209	6,319,972
Tata Power Co., Ltd. (The)	2,243,132	2,717,001
Torrent Power Ltd.	557,140	1,958,310

Total Electric Utilities		35,695,321
Electrical Equipment – 0.5%
ABB India Ltd.	41,912	831,953
Amara Raja Batteries Ltd.	75,184	916,432
Bharat Heavy Electricals Ltd.	250,263	312,149
Finolex Cables Ltd.	80,380	831,693
Havells India Ltd.	455,954	3,410,478
Suzlon Energy Ltd.*	14,052,777	2,305,440

Total Electrical Equipment		8,608,145
Electronic Equipment, Instruments & Components – 0.1%
Redington India Ltd.	894,668	2,013,705
Food Products – 0.7%
Balrampur Chini Mills Ltd.	589,978	684,310
Britannia Industries Ltd.	34,195	2,606,029
Kaveri Seed Co., Ltd.	114,443	848,211
KRBL Ltd.	389,876	2,607,175
Nestle India Ltd.	27,648	3,477,550
Tata Global Beverages Ltd.	298,895	1,185,788

Total Food Products		11,409,063
Gas Utilities – 0.8%
GAIL India Ltd.	1,460,025	7,354,781
Gujarat Gas Ltd.	33,180	423,871
Gujarat State Petronet Ltd.	962,027	2,795,145
Indraprastha Gas Ltd.	696,620	2,984,750

Total Gas Utilities		13,558,547
Health Care Providers & Services – 0.2%
Apollo Hospitals Enterprise Ltd.	109,501	1,787,446
Dr Lal PathLabs Ltd.(a)	28,714	385,793
Fortis Healthcare Ltd.*	273,569	517,385
Thyrocare Technologies Ltd.(a)	12,920	118,232

Total Health Care Providers & Services		2,808,856

See Notes to Financial Statements.

WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds	73

Schedule of Investments (continued)

WisdomTree India Earnings Fund (EPI) (consolidated)

March 31, 2018

Investments	Shares	Value
Hotels, Restaurants & Leisure – 0.0%
Cox & Kings Ltd.	167,381	$585,125
EIH Ltd.	57,786	140,962

Total Hotels, Restaurants & Leisure		726,087
Household Durables – 0.2%
Crompton Greaves Consumer Electricals Ltd.	481,124	1,746,445
Whirlpool of India Ltd.	59,521	1,378,247

Total Household Durables		3,124,692
Household Products – 1.0%
Hindustan Unilever Ltd.	845,578	17,286,447
Jyothy Laboratories Ltd.	51,619	313,291

Total Household Products		17,599,738
Independent Power & Renewable Electricity Producers – 2.2%
JSW Energy Ltd.	2,357,831	2,631,795
NHPC Ltd.	12,424,194	5,276,621
NLC India Ltd.	661,335	849,208
NTPC Ltd.	8,849,889	23,026,480
PTC India Ltd.	1,678,909	2,249,813
Reliance Power Ltd.*	4,829,333	2,673,020

Total Independent Power & Renewable Electricity Producers		36,706,937
Industrial Conglomerates – 0.3%
Nava Bharat Ventures Ltd.	257,993	532,823
Siemens Ltd.	257,427	4,234,489

Total Industrial Conglomerates		4,767,312
Insurance – 0.5%
Bajaj Finserv Ltd.	79,480	6,302,117
ICICI Prudential Life Insurance Co., Ltd.(a)	105,961	631,330
Max Financial Services Ltd.*	141,862	986,287
Sundaram Finance Holdings Ltd.*	43,981	209,380

Total Insurance		8,129,114
IT Services – 18.2%
HCL Technologies Ltd.	2,329,602	34,596,653
Hexaware Technologies Ltd.	421,881	2,437,622
Infosys Ltd.	8,272,496	143,553,617
Mindtree Ltd.	580,708	6,873,135
Mphasis Ltd.	394,416	5,066,136
Persistent Systems Ltd.	123,461	1,313,798
Sonata Software Ltd.	60,531	290,396
Tata Consultancy Services Ltd.	1,548,708	67,653,885
Tech Mahindra Ltd.	2,076,198	20,331,694
Vakrangee Ltd.	1,156,563	3,925,154
Wipro Ltd.	4,265,485	18,387,149

Total IT Services		304,429,239
Life Sciences Tools & Services – 0.3%
Divi’s Laboratories Ltd.	250,423	4,185,895
Syngene International Ltd.(a)	24,392	223,344

Total Life Sciences Tools & Services		4,409,239
Machinery – 1.3%
AIA Engineering Ltd.	98,754	2,182,464
Ashok Leyland Ltd.	3,000,564	6,691,516
Cummins India Ltd.	171,094	1,836,943
Eicher Motors Ltd.	12,691	5,520,821
Escorts Ltd.	223,628	2,805,049
Force Motors Ltd.	8,774	367,659
Greaves Cotton Ltd.	214,177	373,536
Jain Irrigation Systems Ltd.	621,450	1,014,284
SML ISUZU Ltd.	39,066	460,370
Thermax Ltd.	48,322	840,612
Timken India Ltd.	30,874	333,939

Total Machinery		22,427,193
Marine – 0.1%
Shipping Corp. of India Ltd.*	980,050	963,946
Media – 1.1%
Eros International Media Ltd.*	140,024	356,814
Jagran Prakashan Ltd.	343,253	909,686
Sun TV Network Ltd.	275,858	3,589,190
TV Today Network Ltd.	106,792	800,019
Zee Entertainment Enterprises Ltd.	1,361,776	12,015,971

Total Media		17,671,680
Metals & Mining – 3.3%
Hindalco Industries Ltd.	1,609,097	5,293,204
Hindustan Zinc Ltd.	1,367,475	6,301,501
Indian Metals & Ferro Alloys Ltd.	47,605	313,307
Jindal Saw Ltd.	125,527	228,549
JSW Steel Ltd.	3,261,386	14,408,830
Kalyani Steels Ltd.	82,633	376,919
National Aluminium Co., Ltd.	2,572,188	2,620,629
NMDC Ltd.	3,054,139	5,551,345
Sarda Energy & Minerals Ltd.	36,960	239,537
Skipper Ltd.	113,933	369,024
Srikalahasthi Pipes Ltd.	67,850	334,924
Tata Metaliks Ltd.	14,536	165,626
Vedanta Ltd.	4,403,780	18,760,478

Total Metals & Mining		54,963,873
Multiline Retail – 0.0%
Future Retail Ltd.*	56,686	478,716
Oil, Gas & Consumable Fuels – 18.6%
Aegis Logistics Ltd.	195,091	776,515
Bharat Petroleum Corp., Ltd.	3,993,315	26,171,389
Chennai Petroleum Corp., Ltd.	453,601	2,276,639
Coal India Ltd.	4,121,014	17,900,228
Great Eastern Shipping Co., Ltd. (The)	302,087	1,529,386
Hindustan Petroleum Corp., Ltd.	4,580,681	24,219,667
Indian Oil Corp., Ltd.	11,645,982	31,533,683
Mangalore Refinery & Petrochemicals Ltd.	1,370,459	2,308,203
Oil & Natural Gas Corp., Ltd.	15,895,762	43,333,223
Oil India Ltd.	1,580,063	5,241,300
Petronet LNG Ltd.	1,170,728	4,145,547
Reliance Industries Ltd.	11,240,015	152,120,556

Total Oil, Gas & Consumable Fuels		311,556,336

See Notes to Financial Statements.

74	WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds

Schedule of Investments (concluded)

WisdomTree India Earnings Fund (EPI) (consolidated)

March 31, 2018

Investments	Shares	Value
Paper & Forest Products – 0.1%
Century Plyboards India Ltd.	144,200	$722,087
JK Paper Ltd.	166,768	345,443
Tamil Nadu Newsprint & Papers Ltd.	129,740	691,948

Total Paper & Forest Products		1,759,478
Personal Products – 1.0%
Bajaj Corp., Ltd.	121,449	879,002
Colgate-Palmolive India Ltd.	101,135	1,638,865
Dabur India Ltd.	827,460	4,166,372
Emami Ltd.	49,191	806,140
Godrej Consumer Products Ltd.	395,503	6,631,870
Marico Ltd.	599,878	2,998,852

Total Personal Products		17,121,101
Pharmaceuticals – 4.9%
Ajanta Pharma Ltd.*	63,142	1,346,016
Alkem Laboratories Ltd.	52,459	1,599,266
Aurobindo Pharma Ltd.	834,684	7,139,165
Bliss Gvs Pharma Ltd.	112,088	338,043
Cadila Healthcare Ltd.*	607,168	3,517,517
Cipla Ltd.	648,105	5,420,111
Dr. Reddy’s Laboratories Ltd.	141,042	4,499,192
Glenmark Pharmaceuticals Ltd.	423,525	3,417,593
Granules India Ltd.	167,573	265,278
Ipca Laboratories Ltd.	56,188	564,837
JB Chemicals & Pharmaceuticals Ltd.	173,722	825,970
Jubilant Life Sciences Ltd.	202,817	2,610,400
Laurus Labs Ltd.(a)	25,983	200,325
Lupin Ltd.	719,176	8,113,951
Natco Pharma Ltd.	160,798	1,858,054
Piramal Enterprises Ltd.	134,137	5,003,476
Shilpa Medicare Ltd.	23,794	169,148
Strides Shasun Ltd.	91,680	940,602
Sun Pharmaceutical Industries Ltd.	4,023,071	30,539,260
Suven Life Sciences Ltd.	136,985	351,590
Torrent Pharmaceuticals Ltd.	149,065	2,856,319

Total Pharmaceuticals		81,576,113
Real Estate Management & Development – 0.4%
Anant Raj Ltd.	224,384	160,319
DLF Ltd.	461,355	1,423,571
Godrej Properties Ltd.*	58,094	643,899
Housing Development & Infrastructure Ltd.*	1,213,709	718,306
Mahindra Lifespace Developers Ltd.	26,495	179,127
Oberoi Realty Ltd.	152,491	1,192,985
Phoenix Mills Ltd. (The)	16,344	148,200
Prestige Estates Projects Ltd.	294,564	1,317,871
Sobha Ltd.	154,441	1,202,913
Sunteck Realty Ltd.	52,358	341,418

Total Real Estate Management & Development		7,328,609
Road & Rail – 0.1%
Container Corp. of India Ltd.	102,739	1,961,315
VRL Logistics Ltd.*	77,163	455,489

Total Road & Rail		2,416,804
Software – 0.7%
8K Miles Software Services Ltd.	36,872	378,802
KPIT Technologies Ltd.	1,010,050	3,353,582
NIIT Technologies Ltd.	269,805	3,578,277
Oracle Financial Services Software Ltd.	57,449	3,299,003
TAKE Solutions Ltd.	80,405	201,747
Tata Elxsi Ltd.	32,292	487,858

Total Software		11,299,269
Specialty Retail – 0.1%
PC Jeweller Ltd.	478,320	2,348,269
Praxis Home Retail Ltd.*	3,001	8,197

Total Specialty Retail		2,356,466
Textiles, Apparel & Luxury Goods – 0.9%
Arvind Ltd.	500,475	2,938,545
Himatsingka Seide Ltd.	70,945	380,115
KPR Mill Ltd.	40,198	389,859
Sintex Industries Ltd.	3,475,985	956,644
SRF Ltd.	22,765	682,426
Titan Co., Ltd.	297,712	4,301,238
Trident Ltd.	607,173	551,580
Vardhman Textiles Ltd.	119,514	2,239,592
Welspun India Ltd.	2,067,798	1,840,425

Total Textiles, Apparel & Luxury Goods		14,280,424
Thrifts & Mortgage Finance – 8.9%
Can Fin Homes Ltd.	14,531	107,944
Dewan Housing Finance Corp., Ltd.	1,420,213	11,108,598
Housing Development Finance Corp., Ltd.	3,907,611	109,376,705
Indiabulls Housing Finance Ltd.	1,073,574	20,365,606
LIC Housing Finance Ltd.	946,563	7,755,751

Total Thrifts & Mortgage Finance		148,714,604
Tobacco – 1.4%
ITC Ltd.	6,012,060	23,551,691
Trading Companies & Distributors – 0.3%
Adani Enterprises Ltd.	1,972,647	4,730,358
Transportation Infrastructure – 0.9%
Adani Ports & Special Economic Zone Ltd.	2,555,320	13,873,279
Gateway Distriparks Ltd.	154,183	413,106
Gujarat Pipavav Port Ltd.	263,454	587,121

Total Transportation Infrastructure		14,873,506
Water Utilities – 0.0%
VA Tech Wabag Ltd.	4,330	32,560
Wireless Telecommunication Services – 0.8%
Bharti Airtel Ltd.	2,196,179	13,425,234
TOTAL INVESTMENTS IN SECURITIES – 100.9% (Cost: $1,266,435,907)		1,686,636,848
Other Assets less Liabilities – (0.9)%		(15,069,638)

NET ASSETS – 100.0%		$1,671,567,210

*	Non-income producing security.

(a)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

See Notes to Financial Statements.

WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds	75

Schedule of Investments

WisdomTree Middle East Dividend Fund (GULF)

March 31, 2018

Investments	Shares	Value

COMMON STOCKS – 98.9%
Bahrain – 2.7%
Ahli United Bank BSC	558,319	$396,406
Egypt – 4.8%
Alexandria Mineral Oils Co.	33,678	19,466
Commercial International Bank Egypt SAE	14,623	73,828
Credit Agricole Egypt SAE	8,366	23,722
Eastern Tobacco	1,646	55,534
Egyptian Financial Group-Hermes Holding Co.	99,300	144,979
ElSewedy Electric Co.	18,588	228,412
Heliopolis Housing	5,680	11,962
Juhayna Food Industries	15,782	10,187
Medinet Nasr Housing	16,650	11,390
Oriental Weavers	42,371	37,757
Sidi Kerir Petrochemicals Co.	25,088	42,250
Talaat Moustafa Group	37,269	24,184
Telecom Egypt Co.	59,333	41,597

Total Egypt		725,268
Jordan – 3.4%
Arab Bank PLC	48,978	468,035
Jordan Petroleum Refinery Co.	11,861	46,140

Total Jordan		514,175
Kuwait – 13.7%
Agility Public Warehousing Co. KSC	27,015	77,997
Boubyan Bank KSCP	19,363	31,216
Boubyan Petrochemicals Co. KSCP	54,216	138,978
Burgan Bank SAK	17,604	16,452
Gulf Bank KSCP	92,082	78,682
Gulf National Holding Co.*†	28,831	0
Human Soft Holding Co. KSC	3,156	41,093
Kuwait Finance House KSCP	160,464	317,607
Kuwait International Bank KSCP	44,296	34,154
Mabanee Co. SAK	12,993	30,965
Mezzan Holding Co. KSCC	8,944	23,256
Mobile Telecommunications Co. KSC	412,257	660,492
National Bank of Kuwait SAKP	243,367	609,230

Total Kuwait		2,060,122
Morocco – 4.4%
Attijariwafa Bank	3,734	202,748
Cosumar	2,932	94,566
Douja Promotion Groupe Addoha S.A.	15,749	52,574
Maroc Telecom	15,021	242,644
Societe d’Exploitation des Ports	3,605	71,799

Total Morocco		664,331
Oman – 2.6%
Bank Muscat SAOG	178,404	169,600
Bank Sohar SAOG	61,278	22,124
Oman Telecommunications Co. SAOG	55,106	130,537
Ooredoo	54,264	70,754

Total Oman		393,015

Qatar – 18.1%
Barwa Real Estate Co.	16,838	154,880
Doha Bank QPSC	28,741	213,072
Gulf Warehousing Co.	1,557	17,314
Industries Qatar QSC	13,531	390,474
Masraf Al Rayan QSC	44,507	431,872
Medicare Group	1,399	26,343
Ooredoo QPSC	9,716	220,144
Qatar Electricity & Water Co. QSC	2,493	128,689
Qatar Gas Transport Co., Ltd.	38,583	161,875
Qatar Insurance Co. SAQ	8,979	92,453
Qatar International Islamic Bank QSC	6,502	89,282
Qatar Islamic Bank SAQ	6,642	177,813
Qatar National Bank QPSC	13,192	470,884
United Development Co. QSC	34,097	139,590
Widam Food Co.	520	8,424

Total Qatar		2,723,109
Saudi Arabia – 28.4%
Advanced Petrochemical Co.	5,296	70,472
Al Rajhi Bank	33,470	672,970
Al Tayyar Travel Group Holding Co.	1,254	9,597
Alinma Bank	18,584	102,187
Almarai Co. JSC	4,491	66,108
Arab National Bank	3,490	27,269
Bank Al-Jazira	6,787	20,234
Bank AlBilad	10,455	63,455
Banque Saudi Fransi	11,106	86,923
Bupa Arabia for Cooperative Insurance Co.	205	5,182
Co. for Cooperative Insurance (The)	2,051	41,075
Dallah Healthcare Co.	424	11,736
Jarir Marketing Co.	2,105	99,356
Kingdom Holding Co.	7,773	18,697
National Commercial Bank	27,143	471,202
National Petrochemical Co.	2,449	16,144
Riyad Bank	56,860	210,458
Sahara Petrochemical Co.	10,894	51,129
Samba Financial Group	47,266	337,794
Saudi Airlines Catering Co.	2,136	46,935
Saudi Arabian Fertilizer Co.	4,975	93,795
Saudi Basic Industries Corp.	25,967	806,016
Saudi British Bank (The)	5,133	42,912
Saudi Cement Co.	8,413	125,634
Saudi Electricity Co.	21,250	116,960
Saudi Ground Services Co.	3,379	33,204
Saudi Industrial Investment Group	4,597	27,803
Saudi Investment Bank (The)	9,237	38,180
Saudi Telecom Co.	16,166	357,376
Yanbu National Petrochemical Co.	9,666	188,423

Total Saudi Arabia		4,259,226
United Arab Emirates – 20.8%
Abu Dhabi Commercial Bank PJSC	184,346	331,251
Agthia Group PJSC	9,724	11,649
Air Arabia PJSC	290,360	90,120

See Notes to Financial Statements.

76	WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds

Schedule of Investments (concluded)

WisdomTree Middle East Dividend Fund (GULF)

March 31, 2018

Investments	Shares	Value

Aldar Properties PJSC	312,009	$180,936
Aramex PJSC	24,822	29,735
DAMAC Properties Dubai Co. PJSC	236,722	192,703
DP World Ltd.	6,249	140,602
Dubai Investments PJSC	126,535	72,001
Dubai Islamic Bank PJSC	198,112	286,407
Emaar Malls PJSC	188,162	110,141
Emaar Properties PJSC	131,572	207,764
Emirates NBD PJSC	29,249	85,605
Emirates Telecommunications Group Co. PJSC	169,261	813,356
First Abu Dhabi Bank PJSC	123,629	393,809
Manazel Real Estate PJSC	203,935	30,538
National Central Cooling Co. PJSC	13,240	5,587
RAK Properties PJSC	148,020	27,404
Union National Bank PJSC	113,879	110,065

Total United Arab Emirates		3,119,673
TOTAL COMMON STOCKS (Cost: $13,718,916)		14,855,325

RIGHTS – 0.0%
Saudi Arabia – 0.0%
Bank Al-Jazira, expiring 4/4/18* (Cost $0)	3,915	939
TOTAL INVESTMENTS IN SECURITIES – 98.9% (Cost: $13,718,916)		14,856,264
Other Assets less Liabilities – 1.1%		167,935

NET ASSETS – 100.0%		$15,024,199
*	Non-income producing security.

†

Security is being fair valued using significant unobservable inputs by a pricing committee under the direction of the Board of Trustees. The aggregate value of fair valued securities is $0, which represents 0.0% of net assets.

FINANCIAL DERIVATIVE INSTRUMENTS
FOREIGN CURRENCY CONTRACTS (OTC – OVER THE COUNTER)
Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation	Unrealized Depreciation
Standard Chartered Bank	4/3/2018	11,913	USD	4,587	OMR	$—	$(1)
State Street Bank and Trust	4/2/2018	38,453	SAR	10,254	USD	—	—
						$—	$(1)

CURRENCY LEGEND

OMR – Omani rial

SAR – Saudi riyal

USD – U.S. dollar

See Notes to Financial Statements.

WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds	77

Statements of Assets and Liabilities

WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds

March 31, 2018

	WisdomTree Asia Pacific ex-Japan Fund	WisdomTree China ex- State-Owned Enterprises Fund	WisdomTree Emerging Markets Consumer Growth Fund	WisdomTree Emerging Markets ex- State-Owned Enterprises Fund	WisdomTree Emerging Markets High Dividend Fund
ASSETS:

Investments, at cost	$39,990,801	$204,113,134	$47,786,497	$92,296,969	$2,183,317,297

Investment in affiliates, at cost (Note 3)	109,795	—	—	—	36,450,067

Foreign currency, at cost	24,709	357,518	58,422	2,153,896	761,067
Investments in securities, at value[1,2] (Note 2)	44,759,055	218,982,619	50,393,624	92,663,188	2,365,392,082

Investment in affiliates, at value (Note 3)	111,132	—	—	—	36,155,970

Cash	18,183	—	—	—	312,630

Foreign currency, at value	24,715	359,421	58,444	2,153,925	758,631

Unrealized appreciation on foreign currency contracts	27	—	491	8,398	16,636

Receivables:

Investment securities sold	—	4,379,751	—	3,566,270	—

Capital shares sold	—	—	2,505,726	—	—

Dividends	156,532	686	158,413	70,563	6,553,518

Securities lending income	72	30,116	4,645	3,390	157,537
Total Assets	45,069,716	223,752,593	53,121,343	98,465,734	2,409,347,004
LIABILITIES:

Due to custodian	—	44,461	571,643	2,073,267	—

Unrealized depreciation on foreign currency contracts	—	—	—	12,764	—

Payables:

Cash collateral received for securities loaned (Note 2)	—	3,452,217	594,206	243,090	124,481,158

Investment securities purchased	—	4,266,685	1,890,104	3,335,740	1,473,072

Advisory fees (Note 3)	18,614	60,819	13,095	24,081	1,207,871

Service fees (Note 2)	171	835	181	331	8,568
Total Liabilities	18,785	7,825,017	3,069,229	5,689,273	127,170,669
NET ASSETS	$45,050,931	$215,927,576	$50,052,114	$92,776,461	$2,282,176,335
NET ASSETS:

Paid-in capital	$51,734,561	$205,789,425	$49,125,875	$93,341,673	$3,308,377,299

Undistributed (Distributions in excess of) net investment income	50,165	(31,293)	84,990	106,787	4,535,562

Accumulated net realized loss on investments, foreign currency contracts and foreign currency related transactions	(11,503,036)	(4,701,945)	(1,766,332)	(1,033,704)	(1,212,508,726)

Net unrealized appreciation on investments, foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	4,769,241	14,871,389	2,607,581	361,705	181,772,200
NET ASSETS	$45,050,931	$215,927,576	$50,052,114	$92,776,461	$2,282,176,335
Outstanding beneficial interest shares of $0.001 par value (unlimited number of shares authorized)	650,000	2,475,000	1,900,000	2,900,000	48,200,000
Net asset value per share	$69.31	$87.24	$26.34	$31.99	$47.35
[1] Includes market value of securities out on loan of:	$32,274	$9,973,550	$2,415,218	$627,142	$251,027,428
[2]	Investments in securities include investment of cash collateral for securities loaned (see Schedule of Investments for additional information).

See Notes to Financial Statements.

78	WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds

Statements of Assets and Liabilities (continued)

WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds

March 31, 2018

	WisdomTree Emerging Markets Quality Dividend Growth Fund	WisdomTree Emerging Markets SmallCap Dividend Fund	WisdomTree Global ex-U.S. Quality Dividend Growth Fund	WisdomTree Global ex-U.S. Real Estate Fund	WisdomTree Global High Dividend Fund
ASSETS:

Investments, at cost	$66,748,367	$1,502,218,431	$65,345,869	$102,211,542	$101,396,157

Investment in affiliates, at cost (Note 3)	—	131,541	28,639	—	—

Foreign currency, at cost	52,424	1,605,476	60,804	36,337	143,558
Investments in securities, at value[1,2] (Note 2)	75,665,068	1,758,791,203	71,933,803	109,067,587	106,360,227

Investment in affiliates, at value (Note 3)	—	134,566	28,545	—	—

Cash	32,846	157,177	76,535	8,322	52,685

Foreign currency, at value	52,317	1,609,948	60,619	36,218	143,000

Unrealized appreciation on foreign currency contracts	—	788	—	20	—

Receivables:

Investment securities sold	—	359,850	—	—	—

Dividends	116,197	4,286,307	183,658	294,897	319,931

Securities lending income	3,837	457,999	4,844	6,047	3,889

Foreign tax reclaims	—	—	69,416	41,646	45,414
Total Assets	75,870,265	1,765,797,838	72,357,420	109,454,737	106,925,146
LIABILITIES:

Unrealized depreciation on foreign currency contracts	—	25	—	5	—

Payables:

Cash collateral received for securities loaned (Note 2)	393,858	21,429,989	1,479,062	2,072,327	2,514,939

Investment securities purchased	—	304,441	—	—	—

Advisory fees (Note 3)	20,876	931,941	34,814	53,492	51,927

Service fees (Note 2)	287	6,510	267	406	394

Foreign capital gains tax	13,258	20,617	2,173	—	—
Total Liabilities	428,279	22,693,523	1,516,316	2,126,230	2,567,260
NET ASSETS	$75,441,986	$1,743,104,315	$70,841,104	$107,328,507	$104,357,886
NET ASSETS:

Paid-in capital	$73,206,843	$1,826,643,542	$75,735,805	$122,223,700	$107,171,603

Undistributed (Distributions in excess of) net investment income	88,866	3,677,294	253,241	(3,052,046)	289,167

Accumulated net realized loss on investments, foreign currency contracts and foreign currency related transactions	(6,756,818)	(343,782,078)	(11,735,982)	(18,698,267)	(8,067,903)

Net unrealized appreciation on investments, foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	8,903,095	256,565,557	6,588,040	6,855,120	4,965,019
NET ASSETS	$75,441,986	$1,743,104,315	$70,841,104	$107,328,507	$104,357,886
Outstanding beneficial interest shares of $0.001 par value (unlimited number of shares authorized)	2,800,000	32,600,000	1,200,000	3,350,000	2,250,000
Net asset value per share	$26.94	$53.47	$59.03	$32.04	$46.38
[1] Includes market value of securities out on loan of:	$585,935	$180,385,045	$2,677,338	$3,167,314	$2,728,565
[2]	Investments in securities include investment of cash collateral for securities loaned (see Schedule of Investments for additional information).

See Notes to Financial Statements.

WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds	79

Statements of Assets and Liabilities (concluded)

WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds

March 31, 2018

	WisdomTree India Earnings Fund (consolidated)	WisdomTree Middle East Dividend Fund
ASSETS:

Investments, at cost	$1,266,435,907	$13,718,916

Foreign currency, at cost	2,998,224	108,160
Investments in securities, at value	1,686,636,848	14,856,264

Cash	394,483	18,916

Foreign currency, at value	2,993,823	108,158

Receivables:

Dividends	609,593	119,565
Total Assets	1,690,634,747	15,102,903
LIABILITIES:

Unrealized depreciation on foreign currency contracts	—	1

Payables:

Investment securities purchased	—	17,794

Advisory fees (Note 3)	1,194,294	11,689

Service fees (Note 2)	6,331	59

Closed foreign currency contracts	—	49,161

Foreign capital gains tax	17,866,912	—
Total Liabilities	19,067,537	78,704
NET ASSETS	$1,671,567,210	$15,024,199
NET ASSETS:

Paid-in capital	$1,509,978,822	$18,764,291

Undistributed net investment income	3,644,786	183,670

Accumulated net realized loss on investments, foreign currency contracts and foreign currency related transactions	(244,384,217)	(5,061,092)

Net unrealized appreciation on investments, foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	402,327,819	1,137,330
NET ASSETS	$1,671,567,210	$15,024,199
Outstanding beneficial interest shares of $0.001 par value (unlimited number of shares authorized)	64,600,000	800,000
Net asset value per share	$25.88	$18.78

See Notes to Financial Statements.

80	WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds

Statements of Operations

WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds

For the Year Ended March 31, 2018

	WisdomTree Asia Pacific ex-Japan Fund	WisdomTree China ex- State-Owned Enterprises Fund	WisdomTree Emerging Markets Consumer Growth Fund	WisdomTree Emerging Markets ex- State-Owned Enterprises Fund	WisdomTree Emerging Markets High Dividend Fund
INVESTMENT INCOME:

Dividends[1]	$1,664,424	$266,602	$793,550	$298,843	$86,109,624

Dividends from affiliates (Note 3)	21,383	—	—	—	182,958

Interest	8	—	13	36	—

Non-cash dividends	3,720	—	—	284	79,953

Securities lending income (Note 2)	2,726	116,827	21,787	5,240	1,100,243
Total investment income	1,692,261	383,429	815,350	304,403	87,472,778
EXPENSES:

Advisory fees (Note 3)	218,228	513,016	222,812	141,377	12,424,961

Service fees (Note 2)	2,000	3,583	1,557	1,072	86,777
Total expenses	220,228	516,599	224,369	142,449	12,511,738
Expense waivers (Note 3)	(223)	(247,644)	(90,225)	(61,559)	(102,356)
Net expenses	220,005	268,955	134,144	80,890	12,409,382
Net investment income	1,472,256	114,474	681,206	223,513	75,063,396
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) from:

Investment transactions[2]	318,548	(1,152,288)	1,263,707	(699,829)	56,677,000

Investment transactions in affiliates (Note 3)	11,910	—	—	—	128,712

In-kind redemptions	1,100,175	—	1,484,842	1,341,665	1,743,197

In-kind redemptions in affiliates (Note 3)	—	—	—	—	5,296

Foreign currency contracts	(6,455)	25,629	(6,155)	(72,750)	(93,954)

Foreign currency related transactions	9,082	(13,839)	2,978	43,973	143,661
Net realized gain (loss)	1,433,260	(1,140,498)	2,745,372	613,059	58,603,912
Net increase (decrease) in unrealized appreciation/depreciation:

Investment transactions[3]	2,471,166	14,226,257	2,076,213	153,653	236,213,576

Foreign currency contracts	25	—	331	(4,419)	(9,723)

Translation of assets and liabilities denominated in foreign currencies	(8,015)	1,906	(6,169)	(408)	(169,716)
Net increase in unrealized appreciation/depreciation	2,463,176	14,228,163	2,070,375	148,826	236,034,137
Net realized and unrealized gain on investments	3,896,436	13,087,665	4,815,747	761,885	294,638,049
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$5,368,692	$13,202,139	$5,496,953	$985,398	$369,701,445
[1] Net of foreign withholding tax of:	$136,688	$9,621	$90,179	$41,186	$12,435,266
[2] Net of foreign capital gains tax withheld of:	$2	—	$1,823	$3,757	—
[3] Includes net increase (decrease) in accrued foreign capital gain taxes of:	$(16,487)	—	$(510)	$(642)	—

See Notes to Financial Statements.

WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds	81

Statements of Operations (continued)

WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds

For the Year Ended March 31, 2018

	WisdomTree Emerging Markets Quality Dividend Growth Fund	WisdomTree Emerging Markets SmallCap Dividend Fund	WisdomTree Global ex-U.S. Quality Dividend Growth Fund	WisdomTree Global ex-U.S. Real Estate Fund	WisdomTree Global High Dividend Fund
INVESTMENT INCOME:

Dividends[1]	$1,584,331	$46,164,228	$1,628,286	$3,671,518	$3,800,203

Dividends from affiliates (Note 3)	—	276,395	5,161	—	13,152

Interest	—	—	4	675	—

Non-cash dividends	—	17,246	—	8,903	99,059

Securities lending income (Note 2)	19,761	2,880,874	16,813	35,786	29,796
Total investment income	1,604,092	49,338,743	1,650,264	3,716,882	3,942,210
EXPENSES:

Advisory fees (Note 3)	395,981	8,849,448	343,629	520,672	572,765

Service fees (Note 2)	2,766	61,807	2,607	3,949	4,345
Total expenses	398,747	8,911,255	346,236	524,621	577,110
Expense waivers (Note 3)	(155,836)	(8,717)	(303)	—	(176)
Net expenses	242,911	8,902,538	345,933	524,621	576,934
Net investment income	1,361,181	40,436,205	1,304,331	3,192,261	3,365,276
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) from:

Investment transactions[2]	1,320,798	86,333,838	5,744,295	6,196,721	3,253,722

Investment transactions in affiliates (Note 3)	—	(74,891)	19,768	—	(17,407)

In-kind redemptions	1,619,241	—	—	1,903,156	447

Foreign currency contracts	51,427	130,647	51,480	(59,369)	1,521

Foreign currency related transactions	(57,945)	231,831	(48,546)	65,589	2,898
Net realized gain	2,933,521	86,621,425	5,766,997	8,106,097	3,241,181
Net increase (decrease) in unrealized appreciation/depreciation:

Investment transactions[3]	6,027,067	158,571,359	2,768,154	5,135,253	(559,058)

Foreign currency contracts	(2,353)	37,046	(8,352)	18	(554)

Translation of assets and liabilities denominated in foreign currencies	1,671	(165,335)	13,275	4,510	4,170
Net increase (decrease) in unrealized appreciation/depreciation	6,026,385	158,443,070	2,773,077	5,139,781	(555,442)
Net realized and unrealized gain on investments	8,959,906	245,064,495	8,540,074	13,245,878	2,685,739
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$10,321,087	$285,500,700	$9,844,405	$16,438,139	$6,051,015
[1] Net of foreign withholding tax of:	$196,564	$6,259,224	$170,939	$331,684	$190,441
[2] Net of foreign capital gains tax withheld of:	$2,216	$5,883	$27	—	—
[3] Includes net increase (decrease) in accrued foreign capital gain taxes of:	$(5,175)	$(89,096)	$(17,620)	—	—

See Notes to Financial Statements.

82	WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds

Statements of Operations (concluded)

WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds

For the Year Ended March 31, 2018

	WisdomTree India Earnings Fund (consolidated)	WisdomTree Middle East Dividend Fund
INVESTMENT INCOME:

Dividends[1]	$29,307,289	$684,515

Non-cash dividends	945,752	—
Total investment income	30,253,041	684,515
EXPENSES:

Advisory fees (Note 3)	14,349,121	144,754

Service fees (Note 2)	76,068	724

Interest expense (Note 8)	113,297	—
Total expenses	14,538,486	145,478
Net investment income	15,714,555	539,037
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) from:

Investment transactions	67,720,234	(810,025)

Foreign currency contracts	(56,485)	(17,238)

Foreign currency related transactions	(168,841)	2,537

Payment by sub-advisor (Note 3)	—	613
Net realized gain (loss)	67,494,908	(824,113)
Net increase (decrease) in unrealized appreciation/depreciation:

Investment transactions[2]	52,801,173	1,725,150

Foreign currency contracts	—	(1)

Translation of assets and liabilities denominated in foreign currencies	(13,397)	3
Net increase in unrealized appreciation/depreciation	52,787,776	1,725,152
Net realized and unrealized gain on investments	120,282,684	901,039
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$135,997,239	$1,440,076
[1] Net of foreign withholding tax of:	—	$24,596
[2] Includes net increase (decrease) in accrued foreign capital gain taxes of:	$17,866,912	—

See Notes to Financial Statements.

WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds	83

Statements of Changes in Net Assets

WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds

	WisdomTree Asia Pacific ex-Japan Fund		WisdomTree China ex-State-Owned Enterprises Fund		WisdomTree Emerging Markets Consumer Growth Fund
	For the Year Ended March 31, 2018	For the Year Ended March 31, 2017	For the Year Ended March 31, 2018	For the Year Ended March 31, 2017	For the Year Ended March 31, 2018	For the Year Ended March 31, 2017
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:

Net investment income	$1,472,256	$1,482,790	$114,474	$106,906	$681,206	$372,752

Net realized gain (loss) on investments, foreign currency contracts and foreign currency related transactions	1,433,260	370,324	(1,140,498)	(117,621)	2,745,372	(394,093)

Net increase in unrealized appreciation/depreciation on investments, foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	2,463,176	4,932,847	14,228,163	1,678,314	2,070,375	1,579,185
Net increase in net assets resulting from operations	5,368,692	6,785,961	13,202,139	1,667,599	5,496,953	1,557,844
DIVIDENDS:

Net investment income	(1,460,015)	(1,518,023)	(175,236)	(111,000)	(608,721)	(426,435)
CAPITAL SHARE TRANSACTIONS:

Net proceeds from sale of shares	6,764,109	5,631,266	194,324,594	—	24,219,358	11,293,101

Cost of shares redeemed	(7,276,813)	(14,909,131)	—	(2,331,022)	(3,837,105)	—
Net increase (decrease) in net assets resulting from capital share transactions	(512,704)	(9,277,865)	194,324,594	(2,331,022)	20,382,253	11,293,101
Net Increase (Decrease) in Net Assets	3,395,973	(4,009,927)	207,351,497	(774,423)	25,270,485	12,424,510
NET ASSETS:

Beginning of year	$41,654,958	$45,664,885	$8,576,079	$9,350,502	$24,781,629	$12,357,119

End of year	$45,050,931	$41,654,958	$215,927,576	$8,576,079	$50,052,114	$24,781,629
Undistributed (Distributions in excess of) net investment income included in net assets at end of year	$50,165	$34,281	$(31,293)	$17,678	$84,990	$49,064
SHARES CREATED AND REDEEMED:

Shares outstanding, beginning of year	650,000	800,000	150,000	200,000	1,100,000	600,000

Shares created	100,000	100,000	2,325,000	—	950,000	500,000

Shares redeemed	(100,000)	(250,000)	—	(50,000)	(150,000)	—
Shares outstanding, end of year	650,000	650,000	2,475,000	150,000	1,900,000	1,100,000

See Notes to Financial Statements.

84	WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds

Statements of Changes in Net Assets (cotinued)

WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds

	WisdomTree Emerging Markets ex-State-Owned Enterprises Fund		WisdomTree Emerging Markets High Dividend Fund		WisdomTree Emerging Markets Quality Dividend Growth Fund
	For the Year Ended March 31, 2018	For the Year Ended March 31, 2017	For the Year Ended March 31, 2018	For the Year Ended March 31, 2017	For the Year Ended March 31, 2018	For the Year Ended March 31, 2017
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:

Net investment income	$223,513	$29,760	$75,063,396	$56,823,240	$1,361,181	$1,072,348

Net realized gain (loss) on investments, foreign currency contracts and foreign currency related transactions	613,059	(6,783)	58,603,912	(80,310,598)	2,933,521	(54,337)

Net increase in unrealized appreciation/depreciation on investments, foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	148,826	331,990	236,034,137	298,018,235	6,026,385	3,635,335
Net increase in net assets resulting from operations	985,398	354,967	369,701,445	274,530,877	10,321,087	4,653,346
DIVIDENDS:

Net investment income	(125,650)	(30,710)	(74,635,924)	(55,276,488)	(1,254,486)	(1,116,560)
CAPITAL SHARE TRANSACTIONS:

Net proceeds from sale of shares	104,725,354	—	283,093,631	228,705,147	23,204,036	15,345,472

Cost of shares redeemed	(15,280,657)	—	(17,363,657)	(47,799,999)	(5,194,843)	(2,183,538)
Net increase in net assets resulting from capital share transactions	89,444,697	—	265,729,974	180,905,148	18,009,193	13,161,934
Net Increase in Net Assets	90,304,445	324,257	560,795,495	400,159,537	27,075,794	16,698,720
NET ASSETS:

Beginning of year	$2,472,016	$2,147,759	$1,721,380,840	$1,321,221,303	$48,366,192	$31,667,472

End of year	$92,776,461	$2,472,016	$2,282,176,335	$1,721,380,840	$75,441,986	$48,366,192
Undistributed net investment income included in net assets at end of year	$106,787	$2,197	$4,535,562	$4,007,767	$88,866	$65,347
SHARES CREATED AND REDEEMED:

Shares outstanding, beginning of year	100,000	100,000	42,300,000	37,700,000	2,100,000	1,500,000

Shares created	3,300,000	—	6,300,000	5,900,000	900,000	700,000

Shares redeemed	(500,000)	—	(400,000)	(1,300,000)	(200,000)	(100,000)
Shares outstanding, end of year	2,900,000	100,000	48,200,000	42,300,000	2,800,000	2,100,000

See Notes to Financial Statements.

WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds	85

Statements of Changes in Net Assets (continued)

WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds

	WisdomTree Emerging Markets SmallCap Dividend Fund		WisdomTree Global ex-U.S. Quality Dividend Growth Fund		WisdomTree Global ex-U.S. Real Estate Fund
	For the Year Ended March 31, 2018	For the Year Ended March 31, 2017	For the Year Ended March 31, 2018	For the Year Ended March 31, 2017	For the Year Ended March 31, 2018	For the Year Ended March 31, 2017
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS:

Net investment income	$40,436,205	$32,543,978	$1,304,331	$1,530,142	$3,192,261	$3,314,989

Net realized gain on investments, foreign currency contracts and foreign currency related transactions	86,621,425	16,414,152	5,766,997	1,755,498	8,106,097	2,335,804

Net increase in unrealized appreciation/depreciation on investments, foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	158,443,070	141,918,530	2,773,077	1,979,340	5,139,781	1,798,088
Net increase in net assets resulting from operations	285,500,700	190,876,660	9,844,405	5,264,980	16,438,139	7,448,881
DIVIDENDS:

Net investment income	(39,444,335)	(32,344,872)	(1,055,807)	(1,603,328)	(6,147,290)	(4,632,789)
CAPITAL SHARE TRANSACTIONS:

Net proceeds from sale of shares	390,446,108	69,226,432	12,021,088	4,878,564	24,385,279	1,418,481

Cost of shares redeemed	—	(15,624,360)	—	(24,534,532)	(10,408,019)	(15,218,231)
Net increase (decrease) in net assets resulting from capital share transactions	390,446,108	53,602,072	12,021,088	(19,655,968)	13,977,260	(13,799,750)
Net Increase (Decrease) in Net Assets	636,502,473	212,133,860	20,809,686	(15,994,316)	24,268,109	(10,983,658)
NET ASSETS:

Beginning of year	$1,106,601,842	$894,467,982	$50,031,418	$66,025,734	$83,060,398	$94,044,056

End of year	$1,743,104,315	$1,106,601,842	$70,841,104	$50,031,418	$107,328,507	$83,060,398
Undistributed (Distributions in excess of) net investment income included in net assets at end of year	$3,677,294	$2,216,747	$253,241	$70,819	$(3,052,046)	$(1,140,587)
SHARES CREATED AND REDEEMED:

Shares outstanding, beginning of year	24,800,000	23,600,000	1,000,000	1,400,000	2,950,000	3,450,000

Shares created	7,800,000	1,600,000	200,000	100,000	750,000	50,000

Shares redeemed	—	(400,000)	—	(500,000)	(350,000)	(550,000)
Shares outstanding, end of year	32,600,000	24,800,000	1,200,000	1,000,000	3,350,000	2,950,000

See Notes to Financial Statements.

86	WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds

Statements of Changes in Net Assets (concluded)

WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds

	WisdomTree Global High Dividend Fund		WisdomTree India Earnings Fund (consolidated)		WisdomTree Middle East Dividend Fund
	For the Year Ended March 31, 2018	For the Year Ended March 31, 2017	For the Year Ended March 31, 2018	For the Year Ended March 31, 2017	For the Year Ended March 31, 2018	For the Year Ended March 31, 2017
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:

Net investment income	$3,365,276	$2,664,163	$15,714,555	$15,154,226	$539,037	$666,486

Net realized gain (loss) on investments, payments by sub-advisor, foreign currency contracts and foreign currency related transactions	3,241,181	707,810	67,494,908	104,475,046	(824,113)	(227,860)

Net increase (decrease) in unrealized appreciation/depreciation on investments, foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	(555,442)	6,640,672	52,787,776	212,117,443	1,725,152	770,528
Net increase in net assets resulting from operations	6,051,015	10,012,645	135,997,239	331,746,715	1,440,076	1,209,154
DIVIDENDS:

Net investment income	(3,155,342)	(2,813,589)	(14,626,040)	(18,513,240)	(417,266)	(903,368)
CAPITAL SHARE TRANSACTIONS:

Net proceeds from sale of shares	11,952,469	8,799,360	123,976,585	169,849,103	—	—

Cost of shares redeemed	—	—	(138,386,249)	(394,092,686)	(3,600,006)	(3,435,006)
Net increase (decrease) in net assets resulting from capital share transactions	11,952,469	8,799,360	(14,409,664)	(224,243,583)	(3,600,006)	(3,435,006)
Net Increase (Decrease) in Net Assets	14,848,142	15,998,416	106,961,535	88,989,892	(2,577,196)	(3,129,220)
NET ASSETS:

Beginning of year	$89,509,744	$73,511,328	$1,564,605,675	$1,475,615,783	$17,601,395	$20,730,615

End of year	$104,357,886	$89,509,744	$1,671,567,210	$1,564,605,675	$15,024,199	$17,601,395
Undistributed net investment income included in net assets at end of year	$289,167	$59,998	$3,644,786	$2,771,487	$183,670	$65,848
SHARES CREATED AND REDEEMED:

Shares outstanding, beginning of year	2,000,000	1,800,000	65,000,000	76,000,000	1,000,000	1,200,000

Shares created	250,000	200,000	4,800,000	8,400,000	—	—

Shares redeemed	—	—	(5,200,000)	(19,400,000)	(200,000)	(200,000)
Shares outstanding, end of year	2,250,000	2,000,000	64,600,000	65,000,000	800,000	1,000,000

See Notes to Financial Statements.

WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds	87

Financial Highlights

WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree Asia Pacific ex-Japan Fund	For the Year Ended March 31, 2018	For the Year Ended March 31, 2017	For the Year Ended March 31, 2016	For the Year Ended March 31, 2015	For the Period Ended March 31, 2014
Net asset value, beginning of period	$64.08	$57.08	$67.20	$65.72	$68.70
Investment operations:
Net investment income[1]	2.21	1.90	2.14	2.29	2.25
Net realized and unrealized gain (loss)	5.23	7.03	(10.20)	1.46	(3.01)
Total from investment operations	7.44	8.93	(8.06)	3.75	(0.76)
Dividends to shareholders:
Net investment income	(2.21)	(1.93)	(2.06)	(2.27)	(2.22)
Net asset value, end of period	$69.31	$64.08	$57.08	$67.20	$65.72

TOTAL RETURN[2]	11.75%	15.96%	(12.06)%[3]	5.71%	(0.98)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$45,051	$41,655	$45,665	$47,037	$52,579
Ratios to average net assets[4] of:
Expenses	0.48%[5]	0.48%	0.48%[5]	0.49%[5,6]	0.48%[5,7]
Net investment income	3.24%	3.19%	3.59%	3.36%	3.35%[7]
Portfolio turnover rate[8]	26%	27%	24%	17%	21%

WisdomTree China ex-State-Owned Enterprises Fund	For the Year Ended March 31, 2018	For the Year Ended March 31, 2017	For the Year Ended March 31, 2016[12]	For the Year Ended March 31, 2015	For the Period Ended March 31, 2014
Net asset value, beginning of period	$57.17	$46.75	$55.28	$49.70	$51.90
Investment operations:
Net investment income[1]	0.12	0.64	1.25	1.33	1.39
Net realized and unrealized gain (loss)	30.56	10.45	(8.59)	5.48	(2.15)
Total from investment operations	30.68	11.09	(7.34)	6.81	(0.76)
Dividends to shareholders:
Net investment income	(0.61)	(0.67)	(1.19)	(1.23)	(1.44)
Net asset value, end of period	$87.24	$57.17	$46.75	$55.28	$49.70

TOTAL RETURN[2]	53.95%	23.94%	(13.40)%	13.86%	(1.32)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$215,928	$8,576	$9,351	$16,585	$17,396
Ratios to average net assets of:
Expenses, net of expense waivers	0.33%[9,10]	0.53%[10]	0.57%[10]	0.64%[11]	0.63%[7]
Expenses, prior to expense waivers	0.63%	0.63%	0.63%	0.64%[11]	0.63%[7]
Net investment income	0.14%	1.29%	2.42%	2.53%	2.75%[7]
Portfolio turnover rate[8]	20%	37%	143%	30%	21%
[1]	Based on average shares outstanding.

[2]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized. For the periods in which the investment advisor waived advisory fees, the total return would have been lower if certain expenses had not been waived (Notes 2 and 3).

[3]

Includes a voluntary reimbursement from the sub-advisor for investment losses on certain foreign exchange transactions during the period. Excluding this voluntary reimbursement, total return would have been unchanged.

[4]	The ratios to average net assets do not include net investment income (loss) or expenses of other funds in which the Fund invests.

[5]	The expense ratio includes investment advisory fee waivers. Without these investment advisory fee waivers, the expense ratio would have been unchanged.

[6]	Included in the expense ratio are proxy expenses. Without these proxy expenses, the expense ratio would have been 0.48%.

[7]	Annualized.

[8]

Portfolio turnover rate is not annualized and excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation.

[9]	Effective June 30, 2017, the investment advisor contractually agreed to limit the advisory fee to 0.32% through July 31, 2018, unless earlier terminated by the Board of Trustees of the Trust.

[10]	Effective July 1, 2015, the investment advisor contractually agreed to limit the advisory fee to 0.53% through July 31, 2017, unless earlier terminated by the Board of Trustees of the Trust.

[11]	Included in the expense ratio are proxy expenses. Without these proxy expenses, the expense ratio would have been 0.63%.

[12]

The information reflects the investment objective and strategy of the WisdomTree China Dividend ex-Financials Fund through June 30, 2015 and the investment objective and strategy of the WisdomTree China ex-State-Owned Enterprises Fund thereafter.

See Notes to Financial Statements.

88	WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds

Financial Highlights (continued)

WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree Emerging Markets Consumer Growth Fund	For the Year Ended March 31, 2018	For the Year Ended March 31, 2017	For the Year Ended March 31, 2016	For the Year Ended March 31, 2015	For the Period September 27, 2013* through March 31, 2014
Net asset value, beginning of period	$22.53	$20.60	$24.89	$24.56	$24.79
Investment operations:
Net investment income[1]	0.49	0.45	0.52	0.48	0.17
Net realized and unrealized gain (loss)	3.77	2.01	(4.28)	0.32	(0.33)
Total from investment operations	4.26	2.46	(3.76)	0.80	(0.16)
Dividends to shareholders:
Net investment income	(0.45)	(0.53)	(0.53)	(0.47)	(0.07)
Net asset value, end of period	$26.34	$22.53	$20.60	$24.89	$24.56

TOTAL RETURN[2]	19.05%	12.17%	(15.21)%	3.24%	(0.63)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$50,052	$24,782	$12,357	$19,912	$19,647
Ratios to average net assets of:
Expenses, net of expense waivers	0.38%[3]	0.63%	0.63%	0.64%[4]	0.63%[5]
Expenses, prior to expense waivers	0.63%	0.63%	0.63%	0.64%[4]	0.63%[5]
Net investment income	1.93%	2.12%	2.39%	1.88%	1.46%[5]
Portfolio turnover rate[6]	63%	72%	49%	41%	7%

WisdomTree Emerging Markets ex-State-Owned Enterprises Fund	For the Year Ended March 31, 2018	For the Year Ended March 31, 2017	For the Year Ended March 31, 2016	For the Period December 10, 2014* through March 31, 2015
Net asset value, beginning of period	$24.72	$21.48	$25.17	$24.59
Investment operations:
Net investment income[1]	0.28	0.30	0.35	0.07
Net realized and unrealized gain (loss)	7.20	3.25	(3.24)	0.56
Total from investment operations	7.48	3.55	(2.89)	0.63
Dividends to shareholders:
Net investment income	(0.21)	(0.31)	(0.80)	(0.05)
Net asset value, end of period	$31.99	$24.72	$21.48	$25.17

TOTAL RETURN[2]	30.30%	16.68%	(11.69)%	2.57%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$92,776	$2,472	$2,148	$10,069
Ratios to average net assets of:
Expenses, net of expense waivers	0.33%[3]	0.58%	0.58%	0.58%[5]
Expenses, prior to expense waivers	0.58%	0.58%	0.58%	0.58%[5]
Net investment income	0.92%	1.33%	1.48%	0.88%[5]
Portfolio turnover rate[6]	68%	15%	46%	2%
*	Commencement of operations.

[1]	Based on average shares outstanding.

[2]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized. For the periods in which the investment advisor waived advisory fees, the total return would have been lower if certain expenses had not been waived (Notes 2 and 3).

[3]	Effective June 30, 2017, the investment advisor contractually agreed to limit the advisory fee to 0.32% through July 31, 2018, unless earlier terminated by the Board of Trustees of the Trust.

[4]	Included in the expense ratio are proxy expenses. Without these proxy expenses, the expense ratio would have been 0.63%.

[5]	Annualized.

[6]

Portfolio turnover rate is not annualized and excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation.

See Notes to Financial Statements.

WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds	89

Financial Highlights (continued)

WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree Emerging Markets High Dividend Fund	For the Year Ended March 31, 2018	For the Year Ended March 31, 2017	For the Year Ended March 31, 2016	For the Year Ended March 31, 2015	For the Period Ended March 31, 2014
Net asset value, beginning of period	$40.69	$35.05	$42.68	$49.23	$54.81
Investment operations:
Net investment income[1]	1.67	1.42	1.76	2.16	2.16
Net realized and unrealized gain (loss)	6.65	5.58	(7.74)	(6.57)	(5.60)
Total from investment operations	8.32	7.00	(5.98)	(4.41)	(3.44)
Dividends to shareholders:
Net investment income	(1.66)	(1.36)	(1.65)	(2.14)	(2.14)
Net asset value, end of period	$47.35	$40.69	$35.05	$42.68	$49.23

TOTAL RETURN[2]	20.98%	20.44%	(14.07)%	(9.40)%	(6.22)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$2,282,176	$1,721,381	$1,321,221	$2,159,557	$3,888,854
Ratios to average net assets[3] of:
Expenses[4]	0.63%	0.63%	0.63%	0.64%[5]	0.63%[6]
Net investment income	3.81%	3.81%	4.64%	4.45%	4.20%[6]
Portfolio turnover rate[7]	41%	41%	43%	39%	39%

WisdomTree Emerging Markets Quality Dividend Growth Fund	For the Year Ended March 31, 2018	For the Year Ended March 31, 2017	For the Year Ended March 31, 2016	For the Year Ended March 31, 2015	For the Period August 1, 2013* through March 31, 2014
Net asset value, beginning of period	$23.03	$21.11	$24.08	$24.92	$25.22
Investment operations:
Net investment income[1]	0.56	0.63	0.55	0.61	0.33
Net realized and unrealized gain (loss)	3.87	1.96	(2.94)	(0.87)	(0.42)
Total from investment operations	4.43	2.59	(2.39)	(0.26)	(0.09)
Dividends to shareholders:
Net investment income	(0.52)	(0.67)	(0.58)	(0.58)	(0.21)
Net asset value, end of period	$26.94	$23.03	$21.11	$24.08	$24.92

TOTAL RETURN[2]	19.44%	12.45%	(9.89)%[8]	(1.19)%	(0.33)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$75,442	$48,366	$31,667	$40,944	$19,939
Ratios to average net assets of:
Expenses, net of expense waivers	0.39%[9]	0.63%	0.63%	0.64%[5]	0.63%[6]
Expenses, prior to expense waivers	0.63%	0.63%	0.63%	0.64%[5]	0.63%[6]
Net investment income	2.17%	2.88%	2.59%	2.42%	2.03%[6]
Portfolio turnover rate[7]	62%	49%	62%	47%	3%
*	Commencement of operations.

[1]	Based on average shares outstanding.

[2]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized. For the periods in which the investment advisor waived advisory fees, the total return would have been lower if certain expenses had not been waived (Notes 2 and 3).

[3]	The ratios to average net assets do not include net investment income (loss) or expenses of other funds in which the Fund invests.

[4]	The expense ratio includes investment advisory fee waivers. Without these investment advisory fee waivers, the expense ratio would have been unchanged.

[5]	Included in the expense ratio are proxy expenses. Without these proxy expenses, the expense ratio would have been 0.63%.

[6]	Annualized.

[7]

Portfolio turnover rate is not annualized and excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation.

[8]

Includes a voluntary reimbursement from the sub-advisor for investment losses on certain foreign exchange transactions during the period. Excluding this voluntary reimbursement, total return would have been unchanged.

[9]	Effective June 30, 2017, the investment advisor contractually agreed to limit the advisory fee to 0.32% through July 31, 2018, unless earlier terminated by the Board of Trustees of the Trust.

See Notes to Financial Statements.

90	WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds

Financial Highlights (continued)

WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree Emerging Markets SmallCap Dividend Fund	For the Year Ended March 31, 2018	For the Year Ended March 31, 2017	For the Year Ended March 31, 2016	For the Year Ended March 31, 2015	For the Period Ended March 31, 2014
Net asset value, beginning of period	$44.62	$37.90	$44.46	$46.40	$51.18
Investment operations:
Net investment income[1]	1.42	1.35	1.24	1.32	1.40
Net realized and unrealized gain (loss)	8.89	6.71	(6.65)	(1.97)	(4.57)
Total from investment operations	10.31	8.06	(5.41)	(0.65)	(3.17)
Dividends to shareholders:
Net investment income	(1.46)	(1.34)	(1.15)	(1.29)	(1.61)
Net asset value, end of period	$53.47	$44.62	$37.90	$44.46	$46.40

TOTAL RETURN[2]	23.55%	21.76%	(12.20)%	(1.51)%	(6.08)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$1,743,104	$1,106,602	$894,468	$1,413,669	$1,814,327
Ratios to average net assets[3] of:
Expenses[4]	0.63%	0.63%	0.63%	0.64%[5]	0.63%[6]
Net investment income	2.88%	3.36%	3.13%	2.84%	2.96%[6]
Portfolio turnover rate[7]	48%	47%	52%	42%	26%

WisdomTree Global ex-U.S. Quality Dividend Growth Fund	For the Year Ended March 31, 2018	For the Year Ended March 31, 2017	For the Year Ended March 31, 2016	For the Year Ended March 31, 2015	For the Period Ended March 31, 2014
Net asset value, beginning of period	$50.03	$47.16	$50.80	$51.68	$51.75
Investment operations:
Net investment income[1]	1.24	1.14	1.02	1.05	1.38
Net realized and unrealized gain (loss)	8.79	2.94	(3.75)	(0.91)	(0.19)
Total from investment operations	10.03	4.08	(2.73)	0.14	1.19
Dividends to shareholders:
Net investment income	(1.03)	(1.21)	(0.91)	(1.02)	(1.26)
Net asset value, end of period	$59.03	$50.03	$47.16	$50.80	$51.68

TOTAL RETURN[2]	20.18%	8.80%	(5.42)%	0.24%	2.53%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$70,841	$50,031	$66,026	$86,353	$62,012
Ratios to average net assets[3] of:
Expenses	0.58%[4]	0.58%	0.58%[4,8]	0.59%[4,9]	0.58%[6]
Net investment income	2.20%	2.39%	2.15%	2.05%	2.73%[6]
Portfolio turnover rate[7]	67%	66%	61%	64%	93%
[1]	Based on average shares outstanding.

[2]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized. For the periods in which the investment advisor waived advisory fees, the total return would have been lower if certain expenses had not been waived (Notes 2 and 3).

[3]	The ratios to average net assets do not include net investment income (loss) or expenses of other funds in which the Fund invests.

[4]	The expense ratio includes investment advisory fee waivers. Without these investment advisory fee waivers, the expense ratio would have been unchanged.

[5]	Included in the expense ratio are proxy expenses. Without these proxy expenses, the expense ratio would have been 0.63%.

[6]	Annualized.

[7]

Portfolio turnover rate is not annualized and excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation.

[8]	Included in the expense ratio are non-recurring professional expenses. Without these expenses, the expense ratio would have been unchanged.

[9]	Included in the expense ratio are proxy expenses. Without these proxy expenses, the expense ratio would have been 0.58%.

See Notes to Financial Statements.

WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds	91

Financial Highlights (continued)

WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree Global ex-U.S. Real Estate Fund	For the Year Ended March 31, 2018	For the Year Ended March 31, 2017	For the Year Ended March 31, 2016	For the Year Ended March 31, 2015	For the Period Ended March 31, 2014
Net asset value, beginning of period	$28.16	$27.26	$29.65	$27.77	$29.90
Investment operations:
Net investment income[1]	1.11	1.06	0.89	1.54	0.96
Net realized and unrealized gain (loss)	4.92	1.35	(2.08)	1.75	(1.84)
Total from investment operations	6.03	2.41	(1.19)	3.29	(0.88)
Dividends and distributions to shareholders:
Net investment income	(2.15)	(1.51)	(1.20)	(1.41)	(1.17)
Return of capital	—	—	—	—	(0.08)
Total dividends and distributions to shareholders	(2.15)	(1.51)	(1.20)	(1.41)	(1.25)
Net asset value, end of period	$32.04	$28.16	$27.26	$29.65	$27.77

TOTAL RETURN[2]	21.90%	9.33%[3]	(3.89)%	12.08%	(2.70)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$107,329	$83,060	$94,044	$121,560	$127,724
Ratios to average net assets[4] of:
Expenses	0.58%	0.58%	0.58%[5]	0.59%[6,7]	0.58%[6,8]
Net investment income	3.56%	3.86%	3.22%	5.21%	3.37%[8]
Portfolio turnover rate[9]	23%	19%	32%	26%	18%

WisdomTree Global High Dividend Fund	For the Year Ended March 31, 2018	For the Year Ended March 31, 2017	For the Year Ended March 31, 2016	For the Year Ended March 31, 2015	For the Period Ended March 31, 2014
Net asset value, beginning of period	$44.75	$40.84	$44.23	$47.51	$44.03
Investment operations:
Net investment income[1]	1.59	1.46	1.76	1.83	2.11
Net realized and unrealized gain (loss)	1.54	3.97	(3.43)	(3.28)	3.46
Total from investment operations	3.13	5.43	(1.67)	(1.45)	5.57
Dividends to shareholders:
Net investment income	(1.50)	(1.52)	(1.72)	(1.83)	(2.09)
Net asset value, end of period	$46.38	$44.75	$40.84	$44.23	$47.51

TOTAL RETURN[2]	7.02%	13.54%	(3.77)%	(3.23)%	13.13%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$104,358	$89,510	$73,511	$101,718	$123,527
Ratios to average net assets[4] of:
Expenses	0.58%[6]	0.58%	0.58%[5,6]	0.59%[6,7]	0.58%[6,8]
Net investment income	3.41%	3.42%	4.19%	3.91%	4.60%[8]
Portfolio turnover rate[9]	21%	21%	56%	30%	25%
[1]	Based on average shares outstanding.

[2]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized. For the periods in which the investment advisor waived advisory fees, the total return would have been lower if certain expenses had not been waived (Notes 2 and 3).

[3]

Includes a voluntary reimbursement from the sub-advisor for investment losses on certain foreign exchange transactions during the year. Excluding this voluntary reimbursement, total return would have been unchanged.

[4]	The ratios to average net assets do not include net investment income (loss) or expenses of other funds in which the Fund invests.

[5]	Included in the expense ratio are non-recurring professional expenses. Without these expenses, the expense ratio would have been unchanged.

[6]	The expense ratio includes investment advisory fee waivers. Without these investment advisory fee waivers, the expense ratio would have been unchanged.

[7]	Included in the expense ratio are proxy expenses. Without these proxy expenses, the expense ratio would have been 0.58%.

[8]	Annualized.

[9]

Portfolio turnover rate is not annualized and excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation.

See Notes to Financial Statements.

92	WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds

Financial Highlights (concluded)

WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree India Earnings Fund (consolidated)	For the Year Ended March 31, 2018	For the Year Ended March 31, 2017	For the Year Ended March 31, 2016	For the Year Ended March 31, 2015	For the Year Ended March 31, 2014
Net asset value, beginning of year	$24.07	$19.42	$22.64	$18.93	$17.97
Investment operations:
Net investment income[1]	0.24	0.23	0.26	0.22	0.25
Net realized and unrealized gain (loss)	1.79	4.70	(3.26)	3.65	0.94
Total from investment operations	2.03	4.93	(3.00)	3.87	1.19
Dividends to shareholders:
Net investment income	(0.22)	(0.28)	(0.22)	(0.16)	(0.23)
Net asset value, end of year	$25.88	$24.07	$19.42	$22.64	$18.93

TOTAL RETURN[2]	8.46%	25.56%	(13.31)%[3]	20.44%	6.81%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000’s omitted)	$1,671,567	$1,564,606	$1,475,616	$2,372,406	$939,064
Ratios to average net assets of:
Expenses, net of expense reimbursements[4]	0.84%	0.84%	0.84%	0.84%[5]	0.84%
Expenses, prior to expense reimbursements[4]	0.84%	0.84%	0.84%	0.84%[5]	0.84%
Net investment income	0.91%	1.09%	1.28%	0.99%	1.49%
Portfolio turnover rate[6]	22%	30%	38%	26%	43%

WisdomTree Middle East Dividend Fund	For the Year Ended March 31, 2018	For the Year Ended March 31, 2017	For the Year Ended March 31, 2016	For the Year Ended March 31, 2015	For the Period Ended March 31, 2014
Net asset value, beginning of period	$17.60	$17.28	$20.25	$22.38	$16.11
Investment operations:
Net investment income[1]	0.58	0.59	0.58	0.67	1.28
Net realized and unrealized gain (loss)	1.06	0.50	(2.85)	(2.06)	5.71
Total from investment operations	1.64	1.09	(2.27)	(1.39)	6.99
Dividends to shareholders:
Net investment income	(0.46)	(0.77)	(0.70)	(0.74)	(0.72)
Net asset value, end of period	$18.78	$17.60	$17.28	$20.25	$22.38

TOTAL RETURN[2]	9.49%[9]	6.60%	(11.57)%	(6.28)%	44.12%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$15,024	$17,601	$20,731	$34,420	$53,717
Ratios to average net assets of:
Expenses, net of expense waivers	0.88%	0.88%	0.88%	0.89%[7]	0.88%[8]
Expenses, prior to expense waivers	0.88%	0.88%	0.88%	0.89%[7]	0.88%[8]
Net investment income	3.28%	3.44%	3.13%	2.93%	6.61%[8]
Portfolio turnover rate[6]	46%	29%	25%	89%	26%
[1]	Based on average shares outstanding.

[2]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized.

[3]

Includes a reimbursement from the sub-advisor for operating losses on a creation that took place during the period when the NAV was understated. Excluding the reimbursement, total return would have been unchanged.

[4]	Includes interest expense of 0.01%, 0.01%, 0.01%, 0.01% and 0.01% for the fiscal years ended 2018, 2017, 2016, 2015 and 2014, respectively.

[5]	Included in the expense ratio are proxy expenses. Without these proxy expenses, the expense ratio would have been unchanged.

[6]

Portfolio turnover rate is not annualized and excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation.

[7]	Included in the expense ratio are proxy expenses. Without these proxy expenses, the expense ratio would have been 0.88%.

[8]	Annualized.

[9]	Includes a reimbursement from the sub-advisor for an operational error. Excluding the reimbursement, total return would have been unchanged (Note 3).

See Notes to Financial Statements.

WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds	93

Notes to Financial Statements

1. ORGANIZATION

WisdomTree Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust on December 15, 2005. As of March 31, 2018, the Trust consisted of 80 operational investment funds (each a “Fund”, collectively, the “Funds”). In accordance with Accounting Standards Update (“ASU”) 2013-08, Financial Services-Investment Companies, each Fund listed below qualifies as an investment company and is applying the accounting and reporting guidance for investment companies. These notes relate only to the Funds listed in the table below:

Fund	Commencement of Operations
WisdomTree Asia Pacific ex-Japan Fund (“Asia Pacific ex-Japan Fund’’)	June 16, 2006
WisdomTree China ex-State-Owned Enterprises Fund (“China ex-State-Owned Enterprises Fund’’)	September 19, 2012
WisdomTree Emerging Markets Consumer Growth Fund (“Emerging Markets Consumer Growth Fund’’)	September 27, 2013
WisdomTree Emerging Markets ex-State-Owned Enterprises Fund (“Emerging Markets ex-State-Owned Enterprises Fund’’)	December 10, 2014
WisdomTree Emerging Markets High Dividend Fund (“Emerging Markets High Dividend Fund’’)	July 13, 2007
WisdomTree Emerging Markets Quality Dividend Growth Fund (“Emerging Markets Quality Dividend Growth Fund’’)	August 1, 2013
WisdomTree Emerging Markets SmallCap Dividend Fund (“Emerging Markets SmallCap Dividend Fund’’)	October 30, 2007
WisdomTree Global ex-U.S. Quality Dividend Growth Fund (“Global ex-U.S. Quality Dividend Growth Fund’’)	June 16, 2006
WisdomTree Global ex-U.S. Real Estate Fund (“Global ex-U.S. Real Estate Fund’’)	June 5, 2007
WisdomTree Global High Dividend Fund (“Global High Dividend Fund’’)	June 16, 2006
WisdomTree India Earnings Fund (“India Earnings Fund’’) (consolidated)	February 22, 2008
WisdomTree Middle East Dividend Fund (“Middle East Dividend Fund’’)	July 16, 2008

The India Earnings Fund makes its investments through the WisdomTree India Investment Portfolio, Inc. (the “Portfolio”), a wholly owned subsidiary organized in the Republic of Mauritius (“Mauritius”). The Portfolio was incorporated under the provisions of the Mauritius Companies Act, 2001 and holds a Global Business License Category 1 issued by the Financial Services Commission. The Portfolio is advised by WisdomTree Asset Management, Inc. (“WTAM”) and is sub-advised by BNY Mellon Asset Management North America Corporation (“BNY Mellon AMNA”).

Each Fund seeks to track the price and yield performance, before fees and expenses, of a particular index (“Index”) developed by WisdomTree Investments, Inc. (“WisdomTree Investments’’). WisdomTree Investments is the parent company of WTAM, the investment adviser to each Fund and the Trust. “WisdomTree” is a registered trademark of WisdomTree Investments and has been licensed for use by the Trust. Each Fund described herein is considered to be non-diversified. The securities in each Index are weighted based on earnings or earnings yield.

In the normal course of business, the Funds may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and believes such exposure to be remote.

2. SIGNIFICANT ACCOUNTING POLICIES

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (the “Codification”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants.

The following is a summary of significant accounting policies followed by the Funds:

Use of Estimates — The preparation of financial statements in conformity with GAAP, requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in the net assets from operations during the reporting period. Actual results could differ from those estimates.

Basis of Consolidation — The financial statements for the India Earnings Fund include the accounts of a wholly-owned and controlled Mauritius subsidiary (the “Subsidiary”). The Fund’s accompanying financial statements reflect the financial position and the results of operations on a consolidated basis with its Subsidiary. All intercompany accounts and transactions have been eliminated in the consolidation.

94	WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds

Notes to Financial Statements (continued)

Investment Valuation — The net asset value (“NAV”) of each Fund’s shares is calculated each day a Fund is open for business as of the regularly scheduled close of regular trading on the New York Stock Exchange, normally 4:00 p.m. Eastern time (the “NAV Calculation Time”). NAV per share is calculated by dividing a Fund’s net assets by the number of Fund shares outstanding. Each Fund issues and redeems shares at NAV only in large blocks of shares known as creation units, which only certain institutions or large investors may purchase or redeem. Shares of each Fund are listed on a national securities exchange and trade at market prices. Most investors will buy and sell shares in the secondary market through brokers. Because Fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV or less than NAV. In calculating each Fund’s NAV, investments are valued under policies approved by the Board of Trustees of the Trust (the “Board of Trustees”). Equity securities (including preferred stock) traded on any recognized U.S. or non-U.S. exchange are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Unlisted equity securities (including preferred stock) are valued at the last quoted sale price or, if no sale price is available, at the mean between the highest bid and lowest ask price. Each Fund may invest in money market funds which are valued at their NAV per share and exchange-traded funds (“ETFs” or “ETF”) or exchange-traded notes (“ETNs” or “ETN”) which are valued at their last sale or official closing price on the exchange on which they are principally traded or at their NAV per share in instances where the ETF or ETN has not traded on its principal exchange. Fixed income securities (including short-term debt securities with remaining maturities of 60 days or less), if any, generally are valued at current market quotations or mean prices obtained from broker-dealers or independent pricing service providers. Broker-dealers or independent pricing service providers, in determining the value of securities, may consider such factors as recent transactions, indications from broker-dealers yields and quoted prices on similar securities, and market sentiment for the type of security. Foreign currency contracts are valued daily using WM/Reuters closing spot and forward rates as of 4:00 p.m. London time.

In certain instances, such as when reliable market valuations are not readily available or are not deemed to reflect current market values, a Fund’s investments, which include derivatives, will be fair valued in accordance with the Fund’s pricing policy. The Board of Trustees has established a pricing committee (the “Pricing Committee”) which is comprised of senior representatives of WTAM and which reports to the Board of Trustees on a quarterly basis. In the event that a financial instrument cannot be valued based upon a price from a national securities exchange, independent pricing service provider or broker-dealer quotation, or such prices are deemed to not reflect current market value, the Pricing Committee may value the financial instrument in good faith under the policies and procedures approved by the Board of Trustees based on current facts and circumstances. Securities that may be valued using “fair value” pricing may include, but are not limited to, securities for which there are no current market quotations, securities whose issuer is in default or bankruptcy, securities subject to corporate actions (such as mergers or reorganizations), securities subject to non-U.S. investment limits or currency controls, and securities affected by “significant events.” An example of a significant event is an event occurring after the close of the market in which a security trades but before a Fund’s next NAV Calculation Time that may materially affect the value of a Fund’s investment (e.g., government action, natural disaster, or significant market fluctuation). When fair value pricing is employed, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities.

Fair Value Measurement — In accordance with Codification Topic 820 (“ASC 820”), Fair Value Measurements and Disclosures, fair value is defined as the price that each Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 established a three-tier hierarchy of inputs to be used when determining fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk — for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including each Fund’s assumptions in determining the fair value of investments)

The inputs or methodology used for valuation are not necessarily an indication of the risk associated with investing in those investments.

Investments that use Level 2 or Level 3 inputs may include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (e.g., one that may not be publicly sold without registration under the Securities Act of 1933, as amended); (iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation or market activity; (vi) a security affected by currency controls or restrictions; and (vii) a security affected by a significant event (e.g., an

WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds	95

Notes to Financial Statements (continued)

event that occurs after the close of the markets on which the security is traded but before the time as of which a Fund’s NAV is computed and that may materially affect the value of the Fund’s investments).

The valuation techniques and significant inputs used in determining the fair market value measurements for Level 2 and Level 3 positions are as follows:

Financial instruments are generally valued by independent pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. Depending on the type of financial instrument, the independent pricing service providers’ internal pricing models may use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Financial instruments that use similar valuation techniques and observable inputs as described above and have an appropriate level of market activity are categorized as Level 2 of the fair value hierarchy, otherwise a Level 3 fair value classification is appropriate. Over-the-counter financial derivative instruments derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These instruments are normally valued on the basis of broker-dealer quotations or prices obtained from independent pricing service providers. Depending on the product and the terms of the transaction, the value of the financial derivative instruments can be estimated by an independent pricing service provider using a series of techniques including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, credit risks/spreads, interest rates, yield curves, default and exchange rates. Derivative contracts that use valuation techniques and observable inputs as described above and have an appropriate level of market activity are categorized as Level 2 of the fair value hierarchy, otherwise a Level 3 fair value classification is appropriate.

Determination of a fair value by the Pricing Committee may include significant unobservable inputs and therefore would be reflected as a Level 3 of the fair value hierarchy. The Pricing Committee may employ a market-based valuation approach which may use, among other potential considerations, related or comparable securities, recent transactions, market multiples, and other relevant information to determine fair value. The Pricing Committee may also use an income-based valuation approach in which anticipated future cash flows of the financial instrument are discounted to calculate fair value. The Pricing Committee meets at least on a monthly basis to review and discuss the appropriateness of such fair values using more current information such as, recent security news, recent market transactions, updated corporate action information and/or other macro or security specific events. Also, when observable inputs become available, the Pricing Committee conducts back testing of the methodologies used to value Level 3 financial instruments to substantiate the unobservable inputs used to value those investments. Such back testing includes comparing Level 3 investment values to observable inputs such as exchange-traded prices, transaction prices, and/or vendor prices.

The following is a summary of the fair valuations according to the inputs used as of March 31, 2018 in valuing each Fund’s assets:

Asia Pacific ex-Japan Fund	Level 1	Level 2	Level 3
Common Stocks*	$44,759,055	$—	$—
Exchange-Traded Fund	111,132	—	—
Total	$44,870,187	$—	$—
Unrealized Appreciation on Foreign Currency Contracts	—	27	—
Total - Net	$44,870,187	$27	$—

China ex-State-Owned Enterprises Fund	Level 1	Level 2	Level 3
Common Stocks
Chemicals	$1,700,836	$—	$1,073,879	**
Media	570,570	—	366,970	**
Multiline Retail	—	—	278,722	**
Real Estate Management & Development	17,454,123	—	57,352	**
Semiconductors & Semiconductor Equipment	1,642,783	—	0	**
Other*	192,385,167	—	—
Investment of Cash Collateral for Securities Loaned	—	3,452,217	—
Total	$213,753,479	$3,452,217	$1,776,923
Unrealized Depreciation on Foreign Currency Contracts	—	—	—
Total - Net	$213,753,479	$3,452,217	$1,776,923

96	WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds

Notes to Financial Statements (continued)

Emerging Markets Consumer Growth Fund	Level 1	Level 2	Level 3
Common Stocks*	$49,798,811	$—	$—
Warrants*	607	—	—
Investment of Cash Collateral for Securities Loaned	—	594,206	—
Total	$49,799,418	$594,206	$—
Unrealized Appreciation on Foreign Currency Contracts	—	491	—
Total - Net	$49,799,418	$594,697	$—

Emerging Markets ex-State-Owned Enterprises Fund	Level 1	Level 2	Level 3
Common Stocks
China	$29,656,398	$—	$98,267	**
Other*	62,665,433	—	—
Investment of Cash Collateral for Securities Loaned	—	243,090	—
Total	$92,321,831	$243,090	$98,267
Unrealized Appreciation on Foreign Currency Contracts	—	8,398	—
Unrealized Depreciation on Foreign Currency Contracts	—	(12,764)	—
Total - Net	$92,321,831	$238,724	$98,267

Emerging Markets High Dividend Fund	Level 1	Level 2	Level 3
Common Stocks*	$2,207,281,202	$—	$—
Exchange-Traded Funds	69,785,692	—	—
Investment of Cash Collateral for Securities Loaned	—	124,481,158	—
Total	$2,277,066,894	$124,481,158	$—
Unrealized Appreciation on Foreign Currency Contracts	—	16,636	—
Total - Net	$2,277,066,894	$124,497,794	$—

Emerging Markets Quality Dividend Growth Fund	Level 1	Level 2	Level 3
Common Stocks*	$75,271,210	$—	$—
Investment of Cash Collateral for Securities Loaned	—	393,858	—
Total	$75,271,210	$393,858	$—

Emerging Markets SmallCap Dividend Fund	Level 1	Level 2	Level 3
Common Stocks
China	$361,049,322	$—	$1	**
Hong Kong	13,747,468	—	299,835	**
Thailand	111,529,026	—	0	**
Other*	1,250,723,784	—	—
Warrants*	11,778	—	—
Exchange-Traded Fund	134,566	—	—
Investment of Cash Collateral for Securities Loaned	—	21,429,989	—
Total	$1,737,195,944	$21,429,989	$299,836
Unrealized Appreciation on Foreign Currency Contracts	—	788	—
Unrealized Depreciation on Foreign Currency Contracts	—	(25)	—
Total - Net	$1,737,195,944	$21,430,752	$299,836

WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds	97

Notes to Financial Statements (continued)

Global ex-U.S. Quality Dividend Growth Fund	Level 1	Level 2	Level 3
Common Stocks*	$70,454,741	$—	$—
Exchange-Traded Funds	28,545	—	—
Investment of Cash Collateral for Securities Loaned	—	1,479,062	—
Total	$70,483,286	$1,479,062	$—

Global ex-U.S. Real Estate Fund	Level 1	Level 2	Level 3
Common Stocks*	$106,923,195	$—	$—
Exchange-Traded Note	72,065	—	—
Investment of Cash Collateral for Securities Loaned	—	2,072,327	—
Total	$106,995,260	$2,072,327	$—
Unrealized Appreciation on Foreign Currency Contracts	—	20	—
Unrealized Depreciation on Foreign Currency Contracts	—	(5)	—
Total - Net	$106,995,260	$2,072,342	$—

Global High Dividend Fund	Level 1	Level 2	Level 3
Common Stocks*	$103,509,234	$—	$—
Exchange-Traded Note	336,054	—	—
Investment of Cash Collateral for Securities Loaned	—	2,514,939	—
Total	$103,845,288	$2,514,939	$—

India Earnings Fund (consolidated)	Level 1	Level 2	Level 3
Common Stocks*	$1,686,636,848	$—	$—
Total	$1,686,636,848	$—	$—

Middle East Dividend Fund	Level 1	Level 2	Level 3
Common Stocks
Kuwait	$2,060,122	$—	$0	**
Other*	12,795,203	—	—
Rights*	939	—	—
Total	$14,856,264	$—	$0
Unrealized Depreciation on Foreign Currency Contracts	—	(1)	—
Total - Net	$14,856,264	$(1)	$0
*	Please refer to the Schedule of Investments for a breakdown of the valuation by industry type and/or country.

**	Security is being fair valued using significant unobservable inputs by the Pricing Committee.

The Funds have elected to use the beginning of period method for transfers between fair value measurement levels.

There were no transfers into or out of any fair value measurement levels during the fiscal year ended March 31, 2018.

Derivatives and Hedging Disclosure — Codification Topic 815 (“ASC 815”), Derivatives and Hedging, requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The Funds have invested in derivatives, specifically foreign currency contracts during the year ended March 31, 2018 and open positions in such derivatives as of March 31, 2018 are detailed in each Fund’s Schedule of Investments. All of the derivative instruments disclosed and described herein are subject to risk. Risks may arise upon entering into foreign currency contracts from potential inability of a counterparty to meet the terms of their contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar or each other. The Funds’ derivative agreements also contain credit-risk related contingent features which include, but are not limited to, a percentage decline in the Funds’ NAV over a specified time period. If an event occurred at March 31, 2018 that triggered a contingent feature, the counterparty to the agreement may require the Funds to post additional collateral or terminate the derivative positions and demand payment. Any collateral posted with respect to the derivative positions would be used to offset or reduce the

98	WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds

Notes to Financial Statements (continued)

payment. The maximum exposure to derivatives agreements with credit-risk related contingent features would be the total value of derivatives in net liability positions for each Fund, as disclosed on page 103. At March 31, 2018, the Funds did not receive or post collateral with any counterparty for derivatives and no event occurred that triggered a credit-risk-related contingent feature.

As of March 31, 2018, the effects of such derivative instruments on each Fund’s financial position as reflected in the Statements of Assets and Liabilities are presented in the summary below:

	Asset Derivatives		Liability Derivatives
Fund	Balance Sheet Location	Value	Balance Sheet Location	Value
Asia Pacific ex-Japan Fund
Foreign exchange contracts	Unrealized appreciation on foreign currency contracts	$27	Unrealized depreciation on foreign currency contracts	$—
Emerging Markets Consumer Growth Fund
Foreign exchange contracts	Unrealized appreciation on foreign currency contracts	491	Unrealized depreciation on foreign currency contracts	—
Emerging Markets ex-State-Owned Enterprises Fund
Foreign exchange contracts	Unrealized appreciation on foreign currency contracts	8,398	Unrealized depreciation on foreign currency contracts	12,764
Emerging Markets High Dividend Fund
Foreign exchange contracts	Unrealized appreciation on foreign currency contracts	16,636	Unrealized depreciation on foreign currency contracts	—
Emerging Markets SmallCap Dividend Fund
Foreign exchange contracts	Unrealized appreciation on foreign currency contracts	788	Unrealized depreciation on foreign currency contracts	25
Global ex-U.S. Real Estate Fund
Foreign exchange contracts	Unrealized appreciation on foreign currency contracts	20	Unrealized depreciation on foreign currency contracts	5
Middle East Dividend Fund
Foreign exchange contracts	Unrealized appreciation on foreign currency contracts	—	Unrealized depreciation on foreign currency contracts	1
For the fiscal year ended March 31, 2018, the effects of derivative instruments on each Fund’s financial performance as reflected in the Statements of Operations are presented in the summary below:

Fund	Amount of Realized Gain or (Loss) on Derivatives Recognized[1]	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized[2]
Asia Pacific ex-Japan Fund
Foreign exchange contracts	$(6,455)	$25
China ex-State-Owned Enterprises Fund
Foreign exchange contracts	25,629	—
Emerging Markets Consumer Growth Fund
Foreign exchange contracts	(6,155)	331
Emerging Markets ex-State-Owned Enterprises Fund
Foreign exchange contracts	(72,750)	(4,419)
Emerging Markets High Dividend Fund
Foreign exchange contracts	(93,954)	(9,723)
Emerging Markets Quality Dividend Growth Fund
Foreign exchange contracts	51,427	(2,353)
Emerging Markets SmallCap Dividend Fund
Foreign exchange contracts	130,647	37,046
Global ex-U.S. Quality Dividend Growth Fund
Foreign exchange contracts	51,480	(8,352)
Global ex-U.S. Real Estate Fund
Foreign exchange contracts	(59,369)	18
Global High Dividend Fund
Foreign exchange contracts	1,521	(554)
India Earnings Fund (consolidated)
Foreign exchange contracts	(56,485)	—

WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds	99

Notes to Financial Statements (continued)

Fund	Amount of Realized Gain or (Loss) on Derivatives Recognized[1]	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized[2]
Middle East Dividend Fund
Foreign exchange contracts	$(17,238)	$(1)
[1]	Realized gains (losses) on derivatives are located on the Statements of Operations as follows:

Foreign exchange contracts	Net realized gain (loss) from foreign currency contracts
[2]	Change in unrealized appreciation (depreciation) is located on the Statements of Operations as follows:

Foreign exchange contracts	Net increase (decrease) in unrealized appreciation/depreciation from foreign currency contracts

During the fiscal year ended March 31, 2018, the volume of derivative activity (based on the average of month-end balances) for each Fund was as follows:

	Average Notional
Fund	Foreign currency contracts (to deliver USD)	Foreign currency contracts (to receive USD)
Asia Pacific ex-Japan Fund
Foreign exchange contracts	$—	$11,374
China ex-State-Owned Enterprises Fund
Foreign exchange contracts	498,034	471,227
Emerging Markets Consumer Growth Fund
Foreign exchange contracts	11,144	6,865
Emerging Markets ex-State-Owned Enterprises Fund
Foreign exchange contracts	327,364	208,854
Emerging Markets High Dividend Fund
Foreign exchange contracts	1,325,520	689,199
Emerging Markets Quality Dividend Growth Fund
Foreign exchange contracts	17,794	38,958
Emerging Markets SmallCap Dividend Fund
Foreign exchange contracts	1,819,098	853,250
Global ex-U.S. Quality Dividend Growth Fund
Foreign exchange contracts	7,156	98,966
Global ex-U.S. Real Estate Fund
Foreign exchange contracts	7,539	18,533
Global High Dividend Fund
Foreign exchange contracts	22,141	9,051
India Earnings Fund (consolidated)
Foreign exchange contracts	—	226,445
Middle East Dividend Fund
Foreign exchange contracts	16,962	37,292

Investment Transactions and Investment Income — Investment transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Dividend income (net of foreign taxes withheld, if any) is recognized on the ex-dividend date or as soon as practicable after the existence of a dividend declaration has been determined. Non-cash dividend income is recognized at the fair value of securities received on the ex-dividend date or as soon as practicable after the existence of a dividend declaration has been determined. Interest income (including amortization of premiums and accretion of discounts), net of any foreign taxes withheld, is accrued daily. Generally, amortization of premiums and accretion of discounts are recognized daily using the interest method (also known as the scientific amortization method). Income earned from securities lending activities (i.e. Securities lending income), net of fees payable to the securities borrower and/or securities lending agent, is accrued daily.

Foreign Currency Translation — The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates prevailing on the respective dates of such transactions that are deemed appropriate by WTAM. Realized and unrealized foreign exchange gains and losses on investments are included as a component of net realized gain (loss) from investment transactions and net increase (decrease) in unrealized appreciation (depreciation) from investment transactions, respectively, on the Statements of

100	WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds

Notes to Financial Statements (continued)

Operations. Realized and unrealized foreign exchange gains or losses from foreign currency contracts are included in net realized gain (loss) from foreign currency contracts and net increase (decrease) in unrealized appreciation/depreciation from foreign currency contracts, respectively, on the Statements of Operations. Realized and unrealized foreign exchange gains or losses arising from sales of foreign currencies, currency gains or losses recognized between the trade and settlement dates on investment transactions, and the difference between the amounts of dividends and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) from foreign currency related transactions and/or increase (decrease) in unrealized appreciation (depreciation) from translation of assets and liabilities denominated in foreign currencies in the Statements of Operations. Certain foreign exchange gains and losses included in realized and unrealized gains or losses are included in, or are a reduction of, ordinary income in accordance with U.S. Federal income tax regulations.

Expenses/Reimbursements — Under the investment advisory agreement for each Fund, except for Funds that commenced operations on or after March 26, 2013, WTAM has agreed to pay all expenses of the Trust, except for: (i) brokerage expenses and other expenses (such as stamp taxes) connected with the execution of portfolio transactions or in connection with creation and redemption transactions; (ii) legal fees or expenses in connection with any arbitration, litigation or pending or threatened arbitration or litigation, including any settlements in connection therewith; (iii) compensation and expenses of trustees who are not interested persons of the Funds (“Independent Trustees”); (iv) compensation and expenses of counsel to the Independent Trustees; (v) compensation and expenses of the Trust’s Chief Compliance Officer (‘‘CCO’’); (vi) extraordinary expenses; (vii) distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act; and (viii) the advisory fee payable to WTAM.

Under the investment advisory agreement for Funds that commenced operations on or after March 26, 2013, WTAM has agreed to pay all expenses of the Trust, except for: (i) brokerage expenses and other fees, charges, taxes, levies or expenses (such as stamp taxes) incurred in connection with the execution of portfolio transactions or in connection with creation and redemption transactions (including without limitation any fees, charges, taxes, levies or expenses related to the purchase or sale of an amount of any currency, or the partition or repatriation of any security or other asset, related to the execution of portfolio transactions or any creation or redemption transactions); (ii) legal fees or expenses in connection with any arbitration, litigation or pending or threatened arbitration or litigation, including any settlements in connection therewith; (iii) compensation and expenses of each Independent Trustee; (iv) compensation and expenses of counsel to the Independent Trustees; (v) compensation and expenses of the Trust’s CCO; (vi) extraordinary expenses (in each case as determined by a majority of the Independent Trustees); (vii) distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act; (viii) interest and taxes of any kind or nature (including, but not limited to, income, excise, transfer and withholding taxes); (ix) fees and expenses related to the provision of securities lending services; and (x) the advisory fee payable to WTAM.

Acquired fund fees and expenses (which are fees and expenses incurred indirectly by a Fund through its investments in certain underlying investment companies) are not operating expenses of the Funds and are not paid by WTAM.

Pursuant to a separate contractual arrangement, WTAM arranges for the provision of CCO services with respect to each Fund, and is liable and responsible for, and administers, payments to the CCO, the Independent Trustees and counsel to the Independent Trustees. WTAM receives a fee, as shown on the Statements of Operations under “Service fees”, of up to 0.0044% per annum of each Fund’s average daily net assets for providing such services and paying such expenses. WTAM provides CCO services to the Trust.

Currency Transactions — The Funds may enter into foreign currency contracts to facilitate local securities settlements or to protect against currency exposure. The Funds do not expect to engage in currency transactions for the purpose of hedging against declines in the value of the Fund’s assets that are denominated in one or more foreign currencies. The Funds may not enter into such contracts for speculative purposes.

Forward Foreign Currency Contracts — The Funds utilized forward foreign currency contracts (‘‘Forward Contracts’’) primarily to facilitate foreign security settlements. A Forward Contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the inter-bank market conducted directly between currency traders (usually large, commercial banks) and their customers. A Forward Contract generally does not require an initial margin deposit and no commissions are charged at any stage for trades. However, if a Fund is in an unrealized loss position on a Forward Contract, it may be required to pledge collateral (or additional collateral) to the counterparty. If a Fund is in an unrealized gain position on a Forward Contract, it may receive collateral from the counterparty.

Risks may arise upon entering into Forward Contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar or each other.

Fluctuations in the value of open Forward Contracts are recorded for book purposes as unrealized gains or losses on Forward Contracts by the Funds and included in net increase (decrease) in unrealized appreciation (depreciation) from foreign currency contracts on the

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Notes to Financial Statements (continued)

Statements of Operations. Realized gains and losses on Forward Contracts include net gains or losses recognized by the Funds on contracts which have settled are included in net realized gain (loss) from foreign currency contracts on the Statements of Operations.

Securities Lending — Each Fund may lend portfolio securities to certain creditworthy borrowers, including the Funds’ securities lending agent. It is the Funds’ policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral in the form of cash and/or high-grade debt obligations, equivalent to at least 100% of the market value of securities, is maintained at all times. The cash collateral can be invested in certain money market mutual funds which also have exposure to the fluctuations of the market. The values of the investments of cash collateral for securities on loan along with the obligations to return such collateral are included on the Statements of Assets and Liabilities. The total value of securities received as collateral for securities on loan is included in a footnote following each Schedule of Investments, but is not included within the Statements of Assets and Liabilities because the receiving Fund does not have the right to sell or repledge the securities received as collateral. Each Fund receives compensation for lending its securities from interest or dividends earned on the cash or U.S. government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees, all of which are included in the securities lending income earned by the Funds and disclosed on the Statements of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. The borrower pays to the Funds an amount equal to any dividends or interest received on loaned securities. Dividends received while a security is out on loan are not considered Qualified Dividend Income (“QDI”) under the specific criteria issued by the Internal Revenue Service and are subject to taxation at the shareholder’s ordinary income tax rate instead of the lower long-term capital gains tax rate. Lending portfolio securities could result in a loss or delay in recovering each Fund’s securities if the borrower defaults.

Master Netting Arrangements — ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”) is generally intended to (i) help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a company’s financial position, (ii) improve transparency in the reporting of how companies mitigate credit risk, and (iii) facilitate comparisons between those entities that prepare their financial statements on the basis of GAAP and those entities that prepare their financial statements on the basis of international financial reporting standards. ASU 2011-11 requires entities to disclose (i) gross and net information about both instruments and transactions eligible for offset in the financial statements, and (ii) instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is limited in scope to the following financial instruments, to the extent they are offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement: (i) recognized derivative instruments accounted for under ASC 815 (Derivatives and Hedging); (ii) repurchase agreements and reverse repurchase agreements; and (iii) securities borrowing and securities lending transactions.

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs over-the-counter derivatives (“OTC”), including Forward Contracts, and typically contains, among other things, collateral posting terms, netting and rights of set-off provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and receivables to create a single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral requirements generally differ by type of derivative. Collateral terms are contract-specific for OTC derivatives (e.g. foreign exchange contracts, options and certain swaps). Generally, for transactions traded under an ISDA Master Agreement, the collateral requirements are calculated by netting the marked to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to a Fund from its derivatives counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from a counterparty’s non-performance.

The Funds’ security lending activities are governed by a Securities Lending Authorization Agreement (“Lending Agreement”) between the Funds and the lending agent. The Lending Agreement authorizes the lending agent to lend qualifying U.S. and foreign securities held by a Fund to approved borrowers (each a “Borrower”). To mitigate borrower risk, a Fund typically receives from a Borrower, collateral in the form of U.S. dollar cash and/or securities issued or guaranteed by the U.S. government or its agencies in excess of the market value of the securities loaned. Under the provisions of the Lending Agreement, a Fund shall have, as to the collateral, all of the rights and remedies of a secured party under applicable law. A Fund is exposed to risk of loss if a Borrower defaults on its obligation to return borrowed securities and the value of the collateral a Fund received is insufficient to cover the market value of the securities loaned. Also, the lending agent is permitted to invest the cash collateral it receives from a Borrower into a money market fund which is subject to market fluctuation. Therefore, a Fund is exposed to risk of loss if the value of invested cash collateral is insufficient to satisfy the Fund’s obligation to return the full amount owed to such Borrower.

102	WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds

Notes to Financial Statements (continued)

For financial reporting purposes, the Funds elect to not offset assets and liabilities subject to an ISDA Master Agreement or Lending Agreement, if any, in the Statements of Assets and Liabilities. Therefore, all qualifying transactions are presented on a gross basis in the Statements of Assets and Liabilities. As of March 31, 2018, the impact of netting of assets and liabilities and the offsetting of collateral pledged or received based on contractual netting/set-off provisions in the ISDA Master Agreement and the Lending Agreement are detailed in the following table:

	Assets				Liabilities
Fund	Gross Amounts in the Statements of Assets and Liabilities	Gross Amounts Not Offset in the Statements of Assets and Liabilities		Net Amount	Gross Amounts in the Statements of Assets and Liabilities	Gross Amounts Not Offset in the Statements of Assets and Liabilities		Net Amount
		Financial Instruments	Collateral Received			Financial Instruments	Collateral Posted
Asia Pacific ex-Japan Fund
Securities Lending	$32,274	$—	$(32,274)[1]	$—	$—	$—	$—	$—
Foreign Currency Contracts	27	—	—	27	—	—	—	—
China ex-State-Owned Enterprises Fund
Securities Lending	9,973,550	—	(9,973,550)[1]	—	—	—	—	—
Foreign Currency Contracts	—	—	—	—	—	—	—	—
Emerging Markets Consumer Growth Fund
Securities Lending	2,415,218	—	(2,415,218)[1]	—	—	—	—	—
Foreign Currency Contracts	491	—	—	491	—	—	—	—
Emerging Markets ex-State-Owned Enterprises Fund
Securities Lending	627,142	—	(627,142)[1]	—	—	—	—	—
Foreign Currency Contracts	8,398	(7,437)	—	961	12,764	(7,437)	—	5,327
Emerging Markets High Dividend Fund
Securities Lending	251,027,428	—	(251,027,428)[1]	—	—	—	—	—
Foreign Currency Contracts	16,636	—	—	16,636	—	—	—	—
Emerging Markets Quality Dividend Growth Fund
Securities Lending	585,935	—	(585,935)[1]	—	—	—	—	—
Emerging Markets SmallCap Dividend Fund
Securities Lending	180,385,045	—	(180,385,045)[1]	—	—	—	—	—
Foreign Currency Contracts	788	(25)	—	763	25	(25)	—	—
Global ex-U.S. Quality Dividend Growth Fund
Securities Lending	2,677,338	—	(2,677,338)[1]	—	—	—	—	—
Global ex-U.S. Real Estate Fund
Securities Lending	3,167,314	—	(3,167,314)[1]	—	—	—	—	—
Foreign Currency Contracts	20	(3)	—	17	5	(3)	—	2
Global High Dividend Fund
Securities Lending	2,728,565	—	(2,728,565)[1]	—	—	—	—	—
Middle East Dividend Fund
Foreign Currency Contracts	—	—	—	—	1	—	—	1
[1]	The amount of collateral presented has been limited such that the net amount by counterparty cannot be less than zero.

Short-Term Investments — Each Fund may invest a portion of its assets in high-quality money market instruments on an ongoing basis to provide liquidity or for other reasons. The instruments include short-term obligations issued by the U.S. government, its agencies, non-U.S. government agencies, negotiable certificates of deposit (“CDs”), fixed time deposits and bankers’ acceptances of U.S. and foreign banks and similar institutions, commercial papers, repurchase agreements and money market funds. CDs are short-term negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Banker’s acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

Tax Information and Dividends and Distributions to Shareholders — It is each Fund’s policy to comply with all requirements of the Internal Revenue Code of 1986, as amended (the “Code”). Each Fund intends to qualify for and to elect treatment as a separate Regulated Investment Company (“RIC”) under Subchapter M of the Code. In order to qualify for the special tax treatment accorded RICs and their shareholders, each Fund must, among other things, distribute with respect to each taxable year an amount equal to or greater than the sum of 90% of its investment company taxable income and 90% of its net tax-exempt interest income. There can be no guarantee that a Fund will pay dividends. Taxable net realized gains from investment transactions, reduced by capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is

WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds	103

Notes to Financial Statements (continued)

available to offset future net capital gains. The Funds may occasionally be required to make supplemental distributions at some other time during the year. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of each Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with the requirements of the Code and the U.S. Treasury regulations. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their Federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions that exceed earnings and profit for tax purposes are reported for tax purposes as a return of capital. The India Earnings Fund has filed an election to treat the Portfolio as a ‘‘pass-through’’ entity for tax purposes.

3. ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

WTAM has overall responsibility for the general management and administration of the Trust. WTAM provides an investment program for each Fund. WTAM has arranged for BNY Mellon AMNA to provide sub-advisory services to the Funds. BNY Mellon AMNA is compensated by WTAM at no additional cost to the Funds. WTAM also arranges for transfer agency, custody, fund accounting, fund administration, securities lending and all other non-distribution related services necessary for the Funds to operate, which are generally under separate agreements entered into between the Trust on behalf of the Funds and the applicable service provider. Under the investment advisory agreement for each Fund, WTAM agrees to pay all expenses of the Funds, except for certain expenses described in Note 2.

Pursuant to a separate contractual arrangement, as also described in Note 2, WTAM arranges for the provision of CCO services with respect to each Fund, and is liable and responsible for, and administers, payments to the CCO, the Independent Trustees and counsel to the Independent Trustees in exchange for a fee, accrued daily and paid monthly in arrears, of up to 0.0044% per annum of each Fund’s average daily net assets. WTAM expects to receive advisory fees from each Fund, based on a percentage of the Fund’s average daily net assets, as shown in the following table:

Fund	Advisory Fee Rate (before fee waiver)	Advisory Fee Waiver[1]	Advisory Fee Waiver Expiration Date
Asia Pacific ex-Japan Fund	0.48%	—	—
China ex-State-Owned Enterprises Fund	0.63%	(0.31)%[2]	July 31, 2018
Emerging Markets Consumer Growth Fund	0.63%	(0.31)%[3]	July 31, 2018
Emerging Markets ex-State-Owned Enterprises Fund	0.58%	(0.26)%[3]	July 31, 2018
Emerging Markets High Dividend Fund	0.63%	—	—
Emerging Markets Quality Dividend Growth Fund	0.63%	(0.31)%[3]	July 31, 2018
Emerging Markets SmallCap Dividend Fund	0.63%	—	—
Global ex-U.S. Quality Dividend Growth Fund	0.58%	—	—
Global ex-U.S. Real Estate Fund	0.58%	—	—
Global High Dividend Fund	0.58%	—	—
India Earnings Fund (consolidated)	0.83%	—	—
Middle East Dividend Fund	0.88%	—	—
[1]

WTAM has contractually agreed to waive a portion of its advisory fee by the waiver amount listed per annum based on the average daily net assets through the expiration date listed, unless earlier terminated by the Board of Trustees of the Trust for any reason. The dollar amount of contractual fee waivers are included in the “Expense waivers” on the Statements of Operations.

[2]	Effective June 30, 2017. Prior to June 30, 2017, the Fund’s advisory fee waiver was 0.10% per annum based on average daily net assets.

[3]	Effective June 30, 2017.

During the fiscal year ended March 31, 2018, the Middle East Dividend Fund received a reimbursement from BNY Mellon AMNA of $613 resulting from an operational error. The dollar amount of the reimbursement is shown in the Statements of Operations in “Net realized gain from payment by sub-advisor”.

Each Fund may purchase shares of affiliated ETFs in secondary market transactions to reduce cash balances. For these transactions, WTAM waives its advisory fees for each Fund’s investment in affiliated funds. The waivers may be reduced to offset the incremental costs related to these investments (fund accounting, safekeeping, transaction fees, etc.) that are paid by WTAM out of its advisory fee. The dollar amount of advisory fees waived during the period for the Funds, if any, are shown in the Statements of Operations in “Expense waivers”.

104	WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds

Notes to Financial Statements (continued)

Affiliated holdings are funds which are managed by, or an affiliate of, WTAM. Transactions with affiliated funds during the fiscal year ended March 31, 2018 are as follows:

Fund	Value at 3/31/2017	Purchases/ Additions	Sales/ Reductions	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 3/31/2018	Dividend Income
Asia Pacific ex-Japan Fund
Global ex-U.S. Real Estate Fund	$60,238	$1,200,757	$1,164,011	$11,910	$2,238	$111,132	$21,383

Emerging Markets High Dividend Fund
Global High Dividend Fund	$1,690,659	$17,066,027	$16,162,836	$45,993	$(22,530)	$2,617,313	$71,326
India Earnings Fund	—	35,889,489	2,147,871	88,015	(290,976)	33,538,657	111,632
Total	$1,690,659	$52,955,516	$18,310,707	$134,008	$(313,506)	$36,155,970	$182,958

Emerging Markets SmallCap Dividend Fund
Emerging Markets High Dividend Fund	$—	$25,602,822	$25,396,390	$(74,891)	$3,025	$134,566	$276,395

Global ex-U.S. Quality Dividend Growth Fund
Emerging Markets High Dividend Fund	$4,452	$431,276	$433,215	$8,795	$121	$11,429	$2,688
International Equity Fund	6,664	645,856	646,260	10,973	(117)	17,116	2,473
Total	$11,116	$1,077,132	$1,079,475	$19,768	$4	$28,545	$5,161

Global High Dividend Fund
International High Dividend Fund	$45,756	$1,171,952	$1,202,558	$(15,007)	$(143)	$—	$11,482
U.S. High Dividend Fund	15,201	388,095	401,059	(2,400)	163	—	1,670
Total	$60,957	$1,560,047	$1,603,617	$(17,407)	$20	$—	$13,152

Related Party Transactions — WTAM or its affiliates may from time to time own shares of a Fund. As of March 31, 2018, WTAM held shares of the following Funds which were purchased through an unaffiliated broker in ordinary brokerage transactions in the secondary market in which the Funds’ shares trade:

Fund	Fund Shares held by WTAM	Market Value of Fund Shares held by WTAM	Dividends paid to WTAM on Fund Shares
China ex-State-Owned Enterprises Fund	44	$3,881	$41
Emerging Markets ex-State-Owned Enterprises Fund	935	30,238	111
Emerging Markets High Dividend Fund	19	909	5
Emerging Markets SmallCap Dividend Fund	310	16,752	250
India Earnings Fund (consolidated)	41	1,075	2

4. CAPITAL SHARE TRANSACTIONS

As of March 31, 2018, there were an unlimited number of $0.001 par value shares of beneficial interest authorized by the Trust. Shares are issued and redeemed by each Fund only in creation units or multiples thereof. Except when aggregated in creation units, shares of each Fund are not redeemable. Transactions in shares for each Fund are disclosed in detail in the Statements of Changes in Net Assets. The consideration for the purchase of creation units of a Fund generally consists of the in-kind contribution of a portfolio of equity securities and an amount of cash. The India Earnings Fund and Middle East Dividend Fund issue and redeem shares on a cash basis only as certain securities markets in which these Funds invest do not permit in-kind transfers of securities. Investors purchasing and redeeming creation units may be charged a purchase transaction fee and a redemption transaction fee to offset transfer and other transaction costs associated with the issuance and redemption of creation units.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding purchases and sales resulting from in-kind capital share transactions and short-term investments) and the cost of purchases and the proceeds from sales resulting from in-kind capital share transactions (excluding short-term investments) for the fiscal year ended March 31, 2018 are shown in the following table. Realized gains and losses on sales resulting from in-kind capital share redemptions, as shown on the Statements of Operations, are not recognized by the Funds for tax purposes.

WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds	105

Notes to Financial Statements (continued)

			In-kind Capital Share Transactions
Fund	Purchases	Sales	Purchases	Sales
Asia Pacific ex-Japan Fund	$11,938,568	$11,587,599	$4,181,563	$5,016,924
China ex-State-Owned Enterprises Fund	118,078,762	16,718,964	92,570,891	—
Emerging Markets Consumer Growth Fund	34,524,212	22,360,287	11,910,225	3,746,600
Emerging Markets ex-State-Owned Enterprises Fund	58,983,897	18,635,428	56,615,269	7,796,538
Emerging Markets High Dividend Fund	905,394,928	804,221,054	173,398,396	10,512,720
Emerging Markets Quality Dividend Growth Fund	51,646,141	38,821,771	10,228,440	5,030,470
Emerging Markets SmallCap Dividend Fund	861,069,840	672,066,777	201,349,842	—
Global ex-U.S. Quality Dividend Growth Fund	41,564,914	39,886,430	10,549,807	—
Global ex-U.S. Real Estate Fund	20,605,393	23,837,246	24,788,779	10,447,039
Global High Dividend Fund	21,578,215	20,870,646	11,386,061	—
India Earnings Fund (consolidated)	376,174,424	389,538,097	—	—
Middle East Dividend Fund	7,538,465	10,976,897	—	—

6. FEDERAL INCOME TAXES

At March 31, 2018, the cost of investments (including securities on loan and derivatives) for Federal income tax purposes was as follows:

Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Asia Pacific ex-Japan Fund	$40,456,061	$7,176,262	$(2,762,136)	$4,414,126
China ex-State-Owned Enterprises Fund	204,293,917	17,842,805	(3,154,103)	14,688,702
Emerging Markets Consumer Growth Fund	47,895,454	5,490,958	(2,992,788)	2,498,170
Emerging Markets ex-State-Owned Enterprises Fund	92,511,719	2,490,542	(2,338,215)	152,327
Emerging Markets High Dividend Fund	2,224,398,808	314,337,595	(137,184,215)	177,153,380
Emerging Markets Quality Dividend Growth Fund	66,783,674	12,218,291	(3,336,897)	8,881,394
Emerging Markets SmallCap Dividend Fund	1,507,937,186	309,270,093	(58,280,747)	250,989,346
Global ex-U.S. Quality Dividend Growth Fund	65,405,428	8,352,124	(1,795,204)	6,556,920
Global ex-U.S. Real Estate Fund	107,442,161	6,686,575	(5,061,134)	1,625,441
Global High Dividend Fund	101,503,364	10,719,897	(5,863,034)	4,856,863
India Earnings Fund (consolidated)	1,277,059,192	451,847,656	(42,269,999)	409,577,657
Middle East Dividend Fund	13,993,697	1,644,243	(781,677)	862,566

At March 31, 2018, the components of accumulated earnings/(loss) on a tax-basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Capital and Other Losses	Net Unrealized Appreciation	Currency and Other Unrealized Appreciation/ (Depreciation)	Total Accumulated Earnings/(Losses)
Asia Pacific ex-Japan Fund	$50,165	$(11,147,544)	$4,414,126	$(377)	$(6,683,630)
China ex-State-Owned Enterprises Fund	—	(4,552,455)	14,688,702	1,904	10,138,151
Emerging Markets Consumer Growth Fund	86,007	(1,657,901)	2,498,170	(37)	926,239
Emerging Markets ex-State-Owned Enterprises Fund	107,311	(824,702)	152,327	(148)	(565,212)
Emerging Markets High Dividend Fund	4,537,666	(1,207,866,886)	177,153,380	(25,124)	(1,026,200,964)
Emerging Markets Quality Dividend Growth Fund	90,123	(6,722,768)	8,881,394	(13,606)	2,235,143
Emerging Markets SmallCap Dividend Fund	4,079,773	(338,597,343)	250,989,346	(11,003)	(83,539,227)
Global ex-U.S. Quality Dividend Growth Fund	258,693	(11,710,514)	6,556,920	200	(4,894,701)
Global ex-U.S. Real Estate Fund	1,643,412	(18,163,106)	1,625,441	(940)	(14,895,193)
Global High Dividend Fund	301,601	(7,973,130)	4,856,863	949	(2,813,717)
India Earnings Fund (consolidated)	3,650,505	(233,766,651)	409,577,657	(17,873,123)	161,588,388
Middle East Dividend Fund	202,067	(4,804,708)	862,566	(17)	(3,740,092)

106	WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds

Notes to Financial Statements (continued)

The tax character of distributions paid during the fiscal years ended March 31, 2018 and March 31, 2017, was as follows:

	Year Ended March 31, 2018	Year Ended March 31, 2017
Fund	Distributions Paid from Ordinary Income*	Distributions Paid from Ordinary Income*
Asia Pacific ex-Japan Fund	$1,460,015	$1,518,023
China ex-State-Owned Enterprises Fund	175,236	111,000
Emerging Markets Consumer Growth Fund	608,721	426,435
Emerging Markets ex-State-Owned Enterprises Fund	125,650	30,710
Emerging Markets High Dividend Fund	74,635,924	55,276,488
Emerging Markets Quality Dividend Growth Fund	1,254,486	1,116,560
Emerging Markets SmallCap Dividend Fund	39,444,335	32,344,872
Global ex-U.S. Quality Dividend Growth Fund	1,055,807	1,603,328
Global ex-U.S. Real Estate Fund	6,147,290	4,632,789
Global High Dividend Fund	3,155,342	2,813,589
India Earnings Fund (consolidated)	14,626,040	18,513,240
Middle East Dividend Fund	417,266	903,368
*	Includes short-term capital gains, if any.

At March 31, 2018, for Federal tax purposes, the Funds have capital loss carryforwards available to offset future capital gains through the years indicated. To the extent that these loss carryforwards are utilized, capital gains so offset will not be distributed to shareholders.

Fund	Capital Loss Available Through 2019	Short-Term Post-Effective No Expiration	Long-Term Post-Effective No Expiration	Capital Loss Available Total
Asia Pacific ex-Japan Fund	$2,148,087	$3,134,760	$5,864,697	$11,147,544
China ex-State-Owned Enterprises Fund	—	2,917,072	1,604,090	4,521,162
Emerging Markets Consumer Growth Fund	—	1,638,658	19,243	1,657,901
Emerging Markets ex-State-Owned Enterprises Fund	—	824,702	—	824,702
Emerging Markets High Dividend Fund	561,494	462,213,972	744,275,795	1,207,051,261
Emerging Markets Quality Dividend Growth Fund	—	5,027,875	1,694,893	6,722,768
Emerging Markets SmallCap Dividend Fund	4,882,951	211,459,833	122,254,559	338,597,343
Global ex-U.S. Quality Dividend Growth Fund	—	10,001,781	1,708,733	11,710,514
Global ex-U.S. Real Estate Fund	10,538,886	2,687,965	4,936,255	18,163,106
Global High Dividend Fund	807,956	4,204,549	2,960,625	7,973,130
India Earnings Fund (consolidated)	6,294,051	174,187,819	53,284,781	233,766,651
Middle East Dividend Fund	763,315	1,954,541	2,086,852	4,804,708

Capital losses incurred after October 31 (“post-October capital losses”) and late year ordinary losses incurred after December 31 within the taxable year are deemed to arise on the first business day of each Fund’s next taxable year.

During the fiscal year ended March 31, 2018, the following Funds incurred and will elect to defer post-October capital losses and late year ordinary losses as follows:

Fund	Late Year Ordinary Loss	Short-Term Post-October Capital Losses	Long-Term Post-October Capital Losses
Asia Pacific ex-Japan Fund	$—	$—	$—
China ex-State-Owned Enterprises Fund	31,293	—	—
Emerging Markets Consumer Growth Fund	—	—	—
Emerging Markets ex-State-Owned Enterprises Fund	—	—	—
Emerging Markets High Dividend Fund	—	(278,300)	1,093,925
Emerging Markets Quality Dividend Growth Fund	—	—	—
Emerging Markets SmallCap Dividend Fund	—	—	—
Global ex-U.S. Quality Dividend Growth Fund	—	—	—

WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds	107

Notes to Financial Statements (continued)

Fund	Late Year Ordinary Loss	Short-Term Post-October Capital Losses	Long-Term Post-October Capital Losses
Global ex-U.S. Real Estate Fund	$—	$—	$—
Global High Dividend Fund	—	—	—
India Earnings Fund (consolidated)	—	—	—
Middle East Dividend Fund	—	—	—

During the fiscal year ended March 31, 2018, the amount of capital loss carryforwards used to offset realized gains and the amount of capital loss carryforwards that expired unused are shown in the following table:

Fund	Expired Capital Loss Carryforward	Utilized Capital Loss Carryforward
Asia Pacific ex-Japan Fund	$11,545,171	$270,921
China ex-State-Owned Enterprises Fund	—	—
Emerging Markets Consumer Growth Fund	—	933,478
Emerging Markets ex-State-Owned Enterprises Fund	—	—
Emerging Markets High Dividend Fund	32,150,807	48,226,090
Emerging Markets Quality Dividend Growth Fund	—	1,124,073
Emerging Markets SmallCap Dividend Fund	9,367,814	85,491,149
Global ex-U.S. Quality Dividend Growth Fund	8,823,117	5,851,517
Global ex-U.S. Real Estate Fund	23,011,711	5,648,939
Global High Dividend Fund	15,414,669	3,202,602
India Earnings Fund (consolidated)	7,978,486	48,909,125
Middle East Dividend Fund	5,098,493	—

At March 31, 2018, the effect of permanent “book/tax” reclassifications resulted in increases (decreases) to the components of net assets as follows:

Fund	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)	Paid-in Capital
Asia Pacific ex-Japan Fund	$3,643	$10,452,680	$(10,456,323)
China ex-State-Owned Enterprises Fund	11,791	(11,792)	1
Emerging Markets Consumer Growth Fund	(36,559)	(1,447,412)	1,483,971
Emerging Markets ex-State-Owned Enterprises Fund	6,727	(1,348,391)	1,341,664
Emerging Markets High Dividend Fund	100,323	30,649,233	(30,749,556)
Emerging Markets Quality Dividend Growth Fund	(83,176)	(1,524,147)	1,607,323
Emerging Markets SmallCap Dividend Fund	468,677	8,899,137	(9,367,814)
Global ex-U.S. Quality Dividend Growth Fund	(66,102)	8,889,269	(8,823,167)
Global ex-U.S. Real Estate Fund	1,043,570	20,790,822	(21,834,392)
Global High Dividend Fund	19,235	15,394,987	(15,414,222)
India Earnings Fund (consolidated)	(215,216)	8,193,702	(7,978,486)
Middle East Dividend Fund	(3,949)	5,102,440	(5,098,491)

The differences are primarily due to redemptions-in-kind, foreign currency transactions, investments in passive foreign investment companies, investments in partnerships, expiration of capital loss carryforwards and foreign capital gain taxes.

GAAP provides guidance on tax provisions that prescribe a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Foreign taxes are provided for based on each Fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded. As of and during the fiscal year ended March 31, 2018, the Funds did not have any liabilities for unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in the future. If applicable, the Funds will recognize interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other” expenses on the Statements of Operations. The Funds file tax returns with the Internal Revenue Service, the State of New York, and various other states. Generally, each of the tax years in the four-year period ended March 31, 2018, remains subject to examination by taxing authorities.

108	WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds

Notes to Financial Statements (concluded)

7. MAURITIUS INCOME TAX

The Portfolio holds a tax residency certificate issued by the Mauritian Revenue authorities which entitles it to claim the benefits of the double taxation avoidance agreement entered between the Government of India and Mauritius (“tax treaty”). Since the India Earnings Fund makes its investments through the Portfolio, a wholly owned subsidiary organized in the Republic of Mauritius, this structure should permit the India Earnings Fund to benefit from the tax treaty. The Supreme Court of India upheld the validity of this tax treaty in response to a lower court challenge contesting the treaty’s applicability to entities such as the Portfolio.

The taxable profits derived from the worldwide income of the wholly owned subsidiary of the India Earnings Fund, i.e. the Portfolio, is subject to income tax at the rate of 15% in the Republic of Mauritius. As with all Mauritian tax residents, the Portfolio is entitled to a foreign tax credit (“FTC”) on its foreign sourced income. The FTC is based on the lower of the Mauritian tax or the foreign taxes incurred. Where documentary evidence is not available to substantiate the foreign taxes suffered, the FTC can be presumed to be 80% of the Mauritius tax on its foreign source income. The presumed FTC effectively reduces the Mauritian income tax rate on the foreign sourced income of the Portfolio to a maximum of 3%. Interest income on call and deposit accounts with Mauritian banks is exempt from tax, and there is no tax on capital gains in Mauritius. Prior to August 8, 2012, the Mauritius income tax was paid by the Portfolio, and thereafter, the Mauritius income tax was paid by WTAM.

On May 10, 2016, the Government of India and Mauritius announced the signing of a protocol amending the provisions of the tax treaty (“2016 Protocol”). The 2016 Protocol has become effective on April 1, 2017 in respect of income and gains received from India. The 2016 Protocol, inter alia, provides for capital gains arising on disposal of shares acquired by a company resident in Mauritius on or after April 1, 2017 to be taxed in India. However, investments in shares acquired up to March 31, 2017 are grandfathered, thus exempted from capital gains tax in India irrespective of the date of disposal. In addition, shares acquired from April 1, 2017 and disposed of by March 31, 2019 are taxable at a concessionary rate equivalent to 50% of the domestic tax rate prevailing in India provided the Mauritius company meets the prescribed limitation of benefits (“LOB”) clause. As such, the LOB Article denies the concessional 50% Indian capital gains tax rate benefit in respect of capital gains arising between April 1, 2017 and March 31, 2019, where the LOB conditions are not fulfilled.

Any shares acquired by the Portfolio after April 1, 2017 and transferred on or after April 1, 2019 are subject to the full rate of capital gains tax in India. The 2016 Protocol only amends the capital gains article in relation to the taxation of shares. As such, all other “securities” besides shares are subject to similar taxation principles, as they apply currently to the Portfolio.

This amendment will reduce the return to the India Earnings Fund on its investments made on or after April 1, 2017 and the return received by India Earnings Fund shareholders. For the fiscal year ended March 31, 2018, as disclosed in the Statements of Operations, the India Earnings Fund accrued a short-term capital gain tax on net unrealized short-term gains of $17,866,912 on shares acquired after April 1, 2017.

In March 2012, the Indian Finance Minister introduced a new chapter to the Indian Income Tax Act, 1961 (“IT Act”), which included certain General Anti-Avoidance Rules (“GAAR”). GAAR is applicable to financial years beginning on or after April 1, 2017. All investments made into India up-to April 1, 2017 are grandfathered and are exempt from the applicability of GAAR, irrespective of the date of exit of the investments. With effect from April 1, 2017, the investments made by the Portfolio would be subject to GAAR if benefit under the tax treaty is claimed by the Portfolio.

Reference to investments by the India Earnings Fund herein should be understood to refer to investments by the Portfolio.

8. DEMAND NOTE

During the fiscal year ended March 31, 2018, the India Earnings Fund had a demand note agreement with Bank of America, N.A. which allowed the Fund to borrow up to $400,000,000 until the stated maturity date of October 3, 2017. During the fiscal year ended March 31, 2018, to facilitate purchase transactions in connection with its annual portfolio rebalance, the Fund utilized the demand note and borrowed for a period of 6 days with an average outstanding loan balance of $198,766,667 and a weighted average interest rate of 3.47% per annum. Interest expense related to the loan for the fiscal year ended March 31, 2018 was $113,297. At March 31, 2018, the Fund did not have any outstanding demand note agreements or amounts.

9. ADDITIONAL INFORMATION

On February 1, 2018, the Finance Minister of India presented the 2018 Finance Bill to the Indian Parliament, which contained a proposal to reintroduce the long-term capital gains tax on capital gains arising from the transfer of listed equity shares, units of an equity-oriented mutual fund, or units of a business trust, which has been subject to securities transactions tax. Effective April 1, 2018, long-term capital gains exceeding 100,000 Indian rupees would be taxed at a rate of 10% plus applicable surcharge and education cess, however, capital gains accrued up to January 31, 2018 would be grandfathered and not subject to the long-term capital gains tax. The 2018 Finance Bill received the assent of the President of India on March 29, 2018 and thus became enacted law. As a result, the 2018 Finance Bill proposals, including the reintroduction of the long-term capital gains tax, came into effect from April 1, 2018.

WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds	109

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of WisdomTree Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of WisdomTree Trust (the “Trust”) (comprising WisdomTree Asia Pacific ex-Japan Fund, WisdomTree China ex-State-Owned Enterprises Fund, WisdomTree Emerging Markets Consumer Growth Fund, WisdomTree Emerging Markets ex-State-Owned Enterprises Fund, WisdomTree Emerging Markets High Dividend Fund, WisdomTree Emerging Markets Quality Dividend Growth Fund, WisdomTree Emerging Markets SmallCap Dividend Fund, WisdomTree Global ex-U.S. Quality Dividend Growth Fund, WisdomTree Global ex-U.S. Real Estate Fund, WisdomTree Global High Dividend Fund, WisdomTree India Earnings Fund (consolidated) and WisdomTree Middle East Dividend Fund (collectively referred to as the “Funds”)) including the schedules of investments, as of March 31, 2018, and the related statements of operations, and changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds comprising WisdomTree Trust at March 31, 2018, the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Funds comprising the WisdomTree Trust	Statement of operations	Statements of changes in net assets	Financial highlights

WisdomTree Asia Pacific ex-Japan Fund

WisdomTree China ex-State-Owned Enterprises Fund

WisdomTree Emerging Markets High Dividend Fund

WisdomTree Emerging Markets SmallCap Dividend Fund

WisdomTree Global ex-U.S. Quality Dividend Growth Fund

WisdomTree Global ex-U.S. Real Estate Fund

WisdomTree Global High Dividend Fund

WisdomTree India Earnings Fund (consolidated)

WisdomTree Middle East Dividend Fund

	For the year ended March 31, 2018	For each of the two years in the period ended March 31, 2018	For each of the five years in the period ended March 31, 2018
WisdomTree Emerging Markets ex-State-Owned Enterprises Fund	For the year ended March 31, 2018	For each of the two years in the period ended March 31, 2018	For each of the three years in the period ended March 31, 2018 and the period from December 10, 2014 (commencement of operations) through March 31, 2015
WisdomTree Emerging Markets Consumer Growth Fund	For the year ended March 31, 2018	For each of the two years in the period ended March 31, 2018	For each of the four years in the period ended March 31, 2018 and the period from September 27, 2013 (commencement of operations) through March 31, 2014
WisdomTree Emerging Markets Quality Dividend Growth Fund	For the year ended March 31, 2018	For each of the two years in the period ended March 31, 2018	For each of the four years in the period ended March 31, 2018 and the period from August 1, 2013 (commencement of operations) through March 31, 2014

110	WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds

Report of Independent Registered Public Accounting Firm (concluded)

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2018, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more WisdomTree investment companies since 2006.

New York, NY

May 24, 2018

WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds	111

Trustees and Officers Information (unaudited)

The Board of Trustees is responsible for overseeing the management and affairs of the Funds and the Trust. The Board of Trustees elects the officers of the Trust who are responsible for administering the Trust’s day-to-day operations. Each Trustee serves until his or her successor is duly elected or appointed and qualified.

The address of each Trustee and Officer is c/o WisdomTree Asset Management, Inc., 245 Park Avenue, 35th Floor, New York, NY 10167.

Independent Trustees

Name and Year of Birth of Trustee/Officer	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Officer*	Other Directorships Held by Trustee During the Past 5 Years
David G. Chrencik^ (1948)	Trustee, 2014- present	Chief Financial Officer of Sarus Indochina Select LP (hedge fund) since 2012; Chief Financial Officer of GeoGreen BioFuels, Inc. (biodiesel fuel producer) from 2010 to 2014; Audit Partner at PricewaterhouseCoopers LLP (public accounting firm) from 1972 to 2009 (includes positions prior to becoming Audit Partner and predecessor firms).	80	Trustee, Vericimetry Funds (2011 to 2014); Director, Bennett Group of Funds (2011 to 2013); Trustee, del Rey Global Investors Funds (2011 to 2012).

Joel Goldberg# (1945)	Trustee, 2012- present	Attorney, Of Counsel at Stroock & Stroock & Lavan LLP (“Stroock”) since 2015; Attorney, Partner at Stroock from 2010 to 2013; Attorney, Partner at Willkie Farr & Gallagher LLP from 2006 to 2010.	80	Director, Better Business Bureau (Metropolitan New York, Long Island and the Mid-Hudson Region).

Toni Massaro† (1955)	Trustee, 2006- present	Dean Emerita at the University of Arizona James E. Rogers College of Law (“Rogers College of Law”) since 2009 (distinguished Emerita in July 2009); Dean at the Rogers College of Law from 1999 to 2009; Regents’ Professor since 2006; Milton O. Riepe Chair in Constitutional Law since 1997; Professor at the Rogers College of Law since 1990.	80	None

Melinda A. Raso Kirstein‡ (1955)	Trustee, 2014- present	Retired since 2004, Merrill Lynch Investment Management, Vice President; Senior Portfolio Manager, Fixed Income Management; Director, Tax Exempt Fund Management.	80	Associate Alumnae of Douglass College, Member of Investment Committee.

Victor Ugolyn (1947)	Trustee, 2006- present; Chairman of the Board of Trustees, 2006-present	Private Investor, 2005 to present; President and Chief Executive Officer of William D. Witter, Inc. from 2005 to 2006; Consultant to AXA Enterprise in 2004; Chairman, President and Chief Executive Officer of Enterprise Capital Management (subsidiary of The MONY Group, Inc.) and Enterprise Group of Funds, Chairman of MONY Securities Corporation, and Chairman of the Fund Board of Enterprise Group of Funds from 1991 to 2004.	80	Member of the Board of Governors of Naismith Memorial Basketball Hall of Fame (2001-2016).

*	As of March 31, 2018.

^	Chair of the Audit Committee.

#	Chair of the Contracts Review Committee.

†	Chair of the Governance, Nominating and Compliance Committee.

‡	Chair of the Investment Committee.

112	WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds

Trustees and Officers Information (unaudited) (concluded)

Interested Trustee and Officers

Name and Year of Birth of Trustee/Officer	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Officer*	Other Directorships Held by Trustee During the Past 5 Years
Jonathan Steinberg** (1964)	Trustee, 2005- present President, 2005-present	President, WisdomTree Investments, Inc. and WisdomTree Asset Management, Inc. since 2012; Chief Executive Officer, WisdomTree Investments, Inc. and WisdomTree Asset Management, Inc. since 2005.	80	Director, WisdomTree Investments, Inc. and WisdomTree Asset Management, Inc.

David Castano** (1971)	Treasurer, 2013- present	Director of Fund Accounting & Administration, WisdomTree Asset Management, Inc., since 2011.	80	None

Terry Jane Feld** (1960)	Chief Compliance Officer, 2012- present	Chief Compliance Officer, WisdomTree Asset Management, Inc. since 2012; Senior Compliance Officer, WisdomTree Asset Management since 2011.	80	None

Ryan Louvar** (1972)	Secretary and Chief Legal Officer, 2013- present	General Counsel, WisdomTree Asset Management, Inc. since 2013; Vice President and Senior Managing Counsel, State Street, 2005 to 2013.	80	None

Joanne Antico** (1975)	Assistant Secretary, 2018-present	Senior Investment Management Counsel, WisdomTree Asset Management, Inc. since 2016; Executive Director and Assistant Secretary, Morgan Stanley Investment Management Inc., 2005 to 2016.	80	None

Clint Martin** (1977)	Assistant Treasurer, 2015-present	Fund Manager, Fund Accounting & Administration, WisdomTree Asset Management, Inc., since 2012; Vice President of Legg Mason & Co. and served as Assistant Treasurer from 2010 to 2012 and Assistant Controller from 2006 to 2010 of certain mutual funds associated with Legg Mason & Co.	80	None

*	As of March 31, 2018.

**	Elected by and serves at the pleasure of the Board.

WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds	113

Supplemental Information (unaudited)

Federal Income Tax Information

The following Federal tax information related to the Funds’ fiscal year ended March 31, 2018, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2019.

Certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year ended March 31, 2018, the following represents the maximum amount of ordinary income distributions that may be considered qualified dividend income:

Fund	Qualified Dividend Income
Asia Pacific ex-Japan Fund	$863,699
China ex-State-Owned Enterprises Fund	125,935
Emerging Markets Consumer Growth Fund	584,481
Emerging Markets ex-State-Owned Enterprises Fund	125,650
Emerging Markets High Dividend Fund	53,288,722
Emerging Markets Quality Dividend Growth Fund	845,885
Emerging Markets SmallCap Dividend Fund	20,648,465
Global ex-U.S. Quality Dividend Growth Fund	1,055,807
Global ex-U.S. Real Estate Fund	868,754
Global High Dividend Fund	3,099,065
India Earnings Fund (consolidated)	14,626,040
Middle East Dividend Fund	134,174

The Funds intend to elect to pass through to shareholders the credit for taxes paid during the fiscal year ended March 31, 2018, to foreign countries. The gross foreign source income and foreign taxes paid are as follows:

Fund	Gross Foreign Income	Foreign Taxes Paid
Asia Pacific ex-Japan Fund	$1,712,154	$136,357
China ex-State-Owned Enterprises Fund	238,546	9,212
Emerging Markets Consumer Growth Fund	830,439	78,077
Emerging Markets ex-State-Owned Enterprises Fund	334,805	42,935
Emerging Markets High Dividend Fund	87,963,396	10,665,188
Emerging Markets Quality Dividend Growth Fund	1,645,619	175,956
Emerging Markets SmallCap Dividend Fund	47,678,092	5,544,491
Global ex-U.S. Quality Dividend Growth Fund	1,617,600	142,576
Global ex-U.S. Real Estate Fund	3,519,908	203,946
Global High Dividend Fund	—	—
India Earnings Fund (consolidated)	—	—
Middle East Dividend Fund	709,111	24,596

The following represents the percentage of dividends paid during the fiscal year ended March 31, 2018, that qualify for the 70% dividends received deduction for corporate shareholders:

Fund	Dividends-Received Deduction
Asia Pacific ex-Japan Fund	—
China ex-State-Owned Enterprises Fund	7.26%
Emerging Markets Consumer Growth Fund	—
Emerging Markets ex-State-Owned Enterprises Fund	0.28%
Emerging Markets High Dividend Fund	0.02%
Emerging Markets Quality Dividend Growth Fund	—
Emerging Markets SmallCap Dividend Fund	—
Global ex-U.S. Quality Dividend Growth Fund	—
Global ex-U.S. Real Estate Fund	—
Global High Dividend Fund	50.58%
India Earnings Fund (consolidated)	—
Middle East Dividend Fund	—

114	WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds

General Information (unaudited)

Proxy Voting Policies, Procedures and Record

A complete copy of the Proxy Voting Policy may be obtained upon request, at no charge, by calling 1-866-909-WISE (9473) or writing to: WisdomTree Trust, c/o Foreside Fund Services, LLC, Three Canal Plaza Suite 100, Portland, ME, 04101.

The Trust is required to disclose annually the Funds’ complete proxy voting record on Form N-PX covering the most recent 12-month period ended June 30 and to file Form N-PX with the SEC no later than August 31 of each year. The current Form N-PX for the Funds is available at no charge upon request by calling 1-866-909-WISE (9473) or through the Trust’s website at www.wisdomtree.com. The Funds’ Form N-PX is also available on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Funds are required to file their complete schedule of portfolio holdings with the SEC for their first and third fiscal quarters on Form N-Q. Copies of the filings are available, without charge, on the SEC’s website at www.sec.gov and are also available by calling the Trust at 1-866-909-WISE (9473). You can also obtain copies of Form N-Q by (i) visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC’s Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.

Information about each Fund’s portfolio holdings is available daily, without charge, at www.wisdomtree.com.

The Statement of Additional Information (“SAI”) has additional information about the Funds’ Trustees and Officers and is available without charge upon request. Contact your financial representative for a free prospectus or SAI.

Frequency Distribution of Discounts & Premiums

Information about differences between the per share net asset value of each Fund and the market trading price of shares of each Fund are available, without charge, at www.wisdomtree.com.

WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds	115

The WisdomTree Family of Funds

The following is a list of WisdomTree Funds being offered, along with their respective ticker symbols, as of March 31, 2018:

WisdomTree Domestic Equity Funds

WisdomTree U.S. Dividend ex-Financials Fund (DTN)

WisdomTree U.S. Earnings 500 Fund (EPS)

WisdomTree U.S. High Dividend Fund (DHS)

WisdomTree U.S. LargeCap Dividend Fund (DLN)

WisdomTree U.S. MidCap Dividend Fund (DON)

WisdomTree U.S. MidCap Earnings Fund (EZM)

WisdomTree U.S. Multifactor Fund (USMF)

WisdomTree U.S. Quality Dividend Growth Fund (DGRW)

WisdomTree U.S. Quality Shareholder Yield Fund (QSY)

WisdomTree U.S. SmallCap Dividend Fund (DES)

WisdomTree U.S. SmallCap Earnings Fund (EES)

WisdomTree U.S. SmallCap Quality Dividend Growth Fund (DGRS)

WisdomTree U.S. Total Dividend Fund (DTD)

WisdomTree U.S. Total Earnings Fund (EXT)

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

WisdomTree Australia Dividend Fund (AUSE)

WisdomTree Dynamic Currency Hedged Europe Equity Fund (DDEZ)

WisdomTree Dynamic Currency Hedged International Equity Fund (DDWM)

WisdomTree Dynamic Currency Hedged International Quality Dividend Growth Fund (DHDG)

WisdomTree Dynamic Currency Hedged International SmallCap Equity Fund (DDLS)

WisdomTree Dynamic Currency Hedged Japan Equity Fund (DDJP)

WisdomTree Europe Hedged Equity Fund (HEDJ)

WisdomTree Europe Hedged SmallCap Equity Fund (EUSC)

WisdomTree Europe Domestic Economy Fund (EDOM)

WisdomTree Europe Quality Dividend Growth Fund (EUDG)

WisdomTree Europe SmallCap Dividend Fund (DFE)

WisdomTree Germany Hedged Equity Fund (DXGE)

WisdomTree Global Hedged SmallCap Dividend Fund (HGSD)

WisdomTree International Dividend ex-Financials Fund (DOO)

WisdomTree International Equity Fund (DWM)

WisdomTree International Hedged Quality Dividend Growth Fund (IHDG)

WisdomTree International High Dividend Fund (DTH)

WisdomTree International LargeCap Dividend Fund (DOL)

WisdomTree International MidCap Dividend Fund (DIM)

WisdomTree International Quality Dividend Growth Fund (IQDG)

WisdomTree International SmallCap Dividend Fund (DLS)

WisdomTree Japan Hedged Equity Fund (DXJ)

WisdomTree Japan Hedged Financials Fund (DXJF)

WisdomTree Japan Hedged Quality Dividend Growth Fund (JHDG)

WisdomTree Japan Hedged SmallCap Equity Fund (DXJS)

WisdomTree Japan SmallCap Dividend Fund (DFJ)

WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets

WisdomTree Asia Pacific ex-Japan Fund (AXJL)

WisdomTree China ex-State-Owned Enterprises Fund (CXSE)

WisdomTree Emerging Markets Consumer Growth Fund (EMCG)

WisdomTree Emerging Markets Dividend Fund (DVEM)

WisdomTree Emerging Markets ex-State-Owned Enterprises Fund (XSOE)

WisdomTree Emerging Markets High Dividend Fund (DEM)

WisdomTree Emerging Markets Quality Dividend Growth Fund (DGRE)

WisdomTree Emerging Markets SmallCap Dividend Fund (DGS)

WisdomTree Global ex-Mexico Equity Fund (XMX)

WisdomTree Global ex-U.S. Quality Dividend Growth Fund (DNL)

WisdomTree Global ex-U.S. Real Estate Fund (DRW)

WisdomTree Global High Dividend Fund (DEW)

WisdomTree Global SmallCap Dividend Fund (GSD)

WisdomTree India Earnings Fund (EPI)

WisdomTree ICBCCS S&P China 500 Fund (WCHN)

WisdomTree Middle East Dividend Fund (GULF)

WisdomTree Currency Strategy Funds

WisdomTree Bloomberg U.S. Dollar Bullish Fund (USDU)

WisdomTree Brazilian Real Strategy Fund (BZF)

WisdomTree Chinese Yuan Strategy Fund (CYB)

WisdomTree Emerging Currency Strategy Fund (CEW)

WisdomTree Fixed Income Funds

WisdomTree Asia Local Debt Fund (ALD)

WisdomTree Barclays Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

WisdomTree Barclays Yield Enhanced U.S. Short-Term Aggregate Bond Fund (SHAG)

WisdomTree Barclays Negative Duration U.S. Aggregate Bond Fund (AGND)

WisdomTree Barclays Interest Rate Hedged U.S. Aggregate Bond Fund (AGZD)

WisdomTree Bloomberg Floating Rate Treasury Fund (USFR)

WisdomTree Negative Duration High Yield Bond Fund (HYND)

WisdomTree Interest Rate Hedged High Yield Bond Fund (HYZD)

WisdomTree Emerging Markets Corporate Bond Fund (EMCB)

WisdomTree Emerging Markets Local Debt Fund (ELD)

WisdomTree Fundamental U.S. Corporate Bond Fund (WFIG)

WisdomTree Fundamental U.S. High Yield Corporate Bond Fund (WFHY)

WisdomTree Fundamental U.S. Short-Term Corporate Bond Fund (SFIG)

WisdomTree Fundamental U.S. Short-Term High Yield Corporate Bond Fund (SFHY)

WisdomTree Alternative Funds

WisdomTree CBOE Russell 2000 PutWrite Strategy Fund (RPUT)

WisdomTree CBOE S&P 500 PutWrite Strategy Fund (PUTW)

WisdomTree Continuous Commodity Index Fund (GCC)

WisdomTree Dynamic Bearish U.S. Equity Fund (DYB)

WisdomTree Dynamic Long/Short U.S. Equity Fund (DYLS)

WisdomTree Managed Futures Strategy Fund (WTMF)

WisdomTree Asset Allocation Funds

WisdomTree Balanced Income Fund (WBAL)

The WisdomTree Funds are exchange traded funds (“ETFs”) registered with the United States Securities and Exchange Commission as separate series (“Funds”) of WisdomTree Trust (“Trust”). WisdomTree Asset Management, Inc., a wholly owned subsidiary of WisdomTree Investments, Inc., serves as the investment adviser to the Trust. None of the WisdomTree entities are affiliated with Foreside Fund Services, LLC, the Funds’ distributor. WisdomTree Investments, its affiliates and their independent providers are not liable for any informational errors, incompleteness, delays, or for any actions taken in reliance on information contained herein.

Investors should consider the investment objectives, risks, charges and expenses of the Funds carefully before investing. A prospectus, containing this and other information, is available at www.wisdomtree.com, or by calling 1-866-909-WISE (9473). Investors should read the prospectus carefully before investing. There are risks associated with investing, including possible loss of principal. Past performance does not guarantee future results. Indexes are unmanaged and you cannot invest directly in an index.

There are risks associated with investing including possible loss of principal. Foreign investing involves special risks, such as risk of loss from currency fluctuation or political or economic uncertainty. Investments in real estate involve additional special risks, such as credit risk, interest rate fluctuations and the effect of varied economic conditions. Funds that focus their investments in one country or region may be significantly impacted by events and developments associated with the region which can adversely affect performance. Funds focusing on a single sector and/or smaller companies generally experience greater price volatility. Investments in emerging, offshore or frontier markets are generally less liquid and less efficient than investments in developed markets and are subject to additional risks, such as risks of adverse governmental regulation and intervention or political developments. Inflation protected securities do not eliminate risks associated with inflation or deflation. Investments in currency involve additional special risks, such as credit risk and interest rate fluctuations. Derivative investments can be volatile and these investments may be less liquid than other securities, and more sensitive to the effect of varied economic conditions. As these Funds can have a high concentration in some issuers the Funds can be adversely impacted by changes affecting such issuers. Due to the investment strategy of certain Funds they may make higher capital gain distributions than other ETFs. Please read the Fund’s prospectus for specific details regarding the Fund’s risk profile.

The Dow Jones Global ex-U.S. Select Real Estate Securities Index is calculated, distributed and marketed by Dow Jones Indexes, a licensed trademark of CME Group Index Services LLC, and has been licensed for use.

Transactions in Fund shares will result in brokerage commissions and will generate tax consequences. Shares may be sold through brokerage accounts, but may be redeemed from the Funds only by Authorized Participants in large creation unit sizes of shares.

WisdomTree Trust

245 Park Avenue, 35th Floor

New York, NY 10167

WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets

WisdomTree Asia Pacific ex-Japan Fund (AXJL)

WisdomTree China ex-State-Owned Enterprises Fund (CXSE)

WisdomTree Emerging Markets Consumer Growth Fund (EMCG)

WisdomTree Emerging Markets ex-State-Owned Enterprises Fund (XSOE)

WisdomTree Emerging Markets High Dividend Fund (DEM)

WisdomTree Emerging Markets Quality Dividend Growth Fund (DGRE)

WisdomTree Emerging Markets SmallCap Dividend Fund (DGS)

WisdomTree Global ex-U.S. Quality Dividend Growth Fund (DNL)

WisdomTree Global ex-U.S. Real Estate Fund (DRW)

WisdomTree Global High Dividend Fund (DEW)

WisdomTree India Earnings Fund (EPI)

WisdomTree Middle East Dividend Fund (GULF)

WisdomTree Fund shares are distributed by Foreside Fund Services, LLC, in the U.S. only.

WTGM-0797

WisdomTree Trust

Domestic Equity Funds

Annual Report

March 31, 2018

WisdomTree U.S. Dividend ex-Financials Fund (DTN)

(formerly, WisdomTree Dividend ex-Financials Fund)

WisdomTree U.S. Earnings 500 Fund (EPS)

(formerly, WisdomTree Earnings 500 Fund)

WisdomTree U.S. High Dividend Fund (DHS)

(formerly, WisdomTree High Dividend Fund)

WisdomTree U.S. LargeCap Dividend Fund (DLN)

(formerly, WisdomTree LargeCap Dividend Fund)

WisdomTree U.S. MidCap Dividend Fund (DON)

(formerly, WisdomTree MidCap Dividend Fund)

WisdomTree U.S. MidCap Earnings Fund (EZM)

(formerly, WisdomTree MidCap Earnings Fund)

WisdomTree U.S. Multifactor Fund (USMF)

WisdomTree U.S. Quality Dividend Growth Fund (DGRW)

WisdomTree U.S. Quality Shareholder Yield Fund (QSY)

(formerly, WisdomTree U.S. LargeCap Value Fund (EZY))

WisdomTree U.S. SmallCap Dividend Fund (DES)

(formerly, WisdomTree SmallCap Dividend Fund)

WisdomTree U.S. SmallCap Earnings Fund (EES)

(formerly, WisdomTree SmallCap Earnings Fund)

WisdomTree U.S. SmallCap Quality Dividend Growth Fund (DGRS)

WisdomTree U.S. Total Dividend Fund (DTD)

(formerly, WisdomTree Total Dividend Fund)

WisdomTree U.S. Total Earnings Fund (EXT)

(formerly, WisdomTree Total Earnings Fund)

“WisdomTree” is a registered mark of WisdomTree Investments, Inc. and is licensed for use by the WisdomTree Trust.

Management’s Discussion of Funds’ Performance (unaudited)

Market Environment Overview

The U.S. equity market, as measured by the S&P 500 Index, returned 13.99% for the 12-month period ended March 31, 2018 (the “period”). After bottoming in March of 2009, the S&P 500 Index has recorded nine straight years of gains. Measured from March 31, 2009 through March 31, 2018, the nine-year cumulative total return on the S&P 500 Index was 300.10%. This represents a substantial recovery in the equity markets as earnings and dividend levels have recently surpassed previous highs.

While the overall return for the period was positive, it was marked by multiple bouts of volatility. Since the U.S. election in November 2016, the S&P 500 Index has gained 26.93% on a cumulative basis, while the yield on the 10-year U.S. Treasury note has increased 0.88%. The market’s move higher has been characterized by improving corporate earnings, tailwinds from recently passed U.S. tax reform, and a strengthening U.S. economy. Hopes for deregulation have boosted expectations for the financial and healthcare sectors. Corporate earnings, share buybacks, and dividends continue to grow at meaningful rates. The unemployment rate in the U.S. has continued to decline while prices have remained steady. As a result, the Federal Reserve has continued to tighten policy. While risks of geopolitical instability remain, analysts remain hopeful that talks between President Trump and global leaders don’t generate unintended consequences. In the first quarter of 2018, volatility increased dramatically across most asset classes as fears of a potential trade war combined with concerns over the length of the recovery and market valuations.

WisdomTree Funds’ Performance Overview

The following table reflects the WisdomTree Funds’ performance versus their capitalization-weighted benchmark indexes:

Ticker	WisdomTree Fund	1-Year NAV Return	Performance Benchmark	1-Year Return	Difference
DTN	WisdomTree U.S. Dividend ex-Financials Fund	5.71%	Dow Jones U.S. Select Dividend Index	8.25%	-2.54%
EPS	WisdomTree U.S. Earnings 500 Fund	13.49%	S&P 500 Index	13.99%	-0.50%
DHS	WisdomTree U.S. High Dividend Fund	2.69%	Russell 1000 Value Index	6.95%	-4.26%
DLN	WisdomTree U.S. LargeCap Dividend Fund	9.44%	S&P 500 Index	13.99%	-4.55%
DON	WisdomTree U.S. MidCap Dividend Fund	7.30%	S&P MidCap 400 Index	10.97%	-3.67%
EZM	WisdomTree U.S. MidCap Earnings Fund	10.77%	S&P MidCap 400 Index	10.97%	-0.20%
USMF	WisdomTree U.S. Multifactor Fund*	13.90%	S&P 500 Index	10.75%	3.15%
DGRW	WisdomTree U.S. Quality Dividend Growth Fund	15.95%	NASDAQ U.S. Dividend Achievers Select Index	14.63%	1.32%
QSY	WisdomTree U.S. Quality Shareholder Yield Fund	16.77%	Russell 1000 Value Index	6.95%	9.82%
DES	WisdomTree U.S. SmallCap Dividend Fund	5.02%	Russell 2000 Index	11.79%	-6.77%
EES	WisdomTree U.S. SmallCap Earnings Fund	12.09%	Russell 2000 Index	11.79%	0.30%
DGRS	WisdomTree U.S. SmallCap Quality Dividend Growth Fund	5.97%	Russell 2000 Index	11.79%	-5.82%
DTD	WisdomTree U.S. Total Dividend Fund	8.76%	Russell 3000 Index	13.81%	-5.05%
EXT	WisdomTree U.S. Total Earnings Fund	13.31%	Russell 3000 Index	13.81%	-0.50%
*	Since the Fund had less than one year of operating history, the returns shown are cumulative returns since the inception date of the Fund.

WisdomTree Domestic Equity Funds	1

Management’s Discussion of Funds’ Performance

(unaudited) (continued)

The top-performing performance benchmark in the chart above was the NASDAQ U.S. Dividend Achievers Select Index, which is a measure of stocks of companies that have historically increased and paid dividends annually. Conversely, the Russell 1000 Value Index was the weakest performer. In general, growth tended to outperform value and large caps tended to outperform mid- and small-capitalization stocks during the period.

The majority of WisdomTree’s fundamentally-weighted Funds are designed to track indexes based on the dividend stream or earnings stream, respectively, generated by the companies included in the underlying WisdomTree Index. The dividend stream is defined as the sum of the dollar value of dividends indicated to be paid by each company. The earnings stream is defined as the total dollar level of earnings for all companies within each Index. There are two primary factors that drive performance differentials of the WisdomTree Funds and Indexes versus their performance benchmarks. The first is aggregate exposure to one or more sectors. The second is stock selection within each sector. Both of these are determined as part of WisdomTree’s rules-based index methodology. These exposures are not subjectively determined. Rather, they are objectively determined at the Index rebalancing dates based on the dividend or earnings stream.

6 of the sectors represented within the S&P 500 Index experienced positive performance over the period, with 4 of them generating double digit returns. The best-performing sectors over the period were the Information Technology (27.68%) and Financial (17.99%) sectors. The Information Technology sector was driven higher by robust earnings and the Financials sector was driven higher as U.S. interest rates climbed alongside greater growth prospects and economic improvement in the United States. Defensive sectors such as Consumer Staples and Telecommunications were the worst performing sectors as rising interest rates weighed on their performance.

The performance of most WisdomTree dividend-weighted Funds as compared to their performance benchmarks were mixed over the period. Historically, WisdomTree’s dividend-focused approaches have tended to tilt greater weight toward dividend-paying firms which results in a more value-oriented approach to investing. As a result, many of the dividend funds lagged their performance benchmarks. These results make sense given that dividend paying equities came under pressure with the rise in U.S. interest rates. The performance of most of the WisdomTree earnings-weighted Funds compared to their performance benchmarks was generally favorable over the period, in both total return and relative to their performance benchmarks. The WisdomTree earnings-weighted Funds track an underlying WisdomTree Index that focuses solely on generating exposure to the performance of companies that have generated positive profits on a cumulative basis leading up to the Index screening date. It makes sense that the earnings-weighted Funds outperformed in most cases given that the portfolios tend to be less tilted to value oriented sectors and as such, caught some growth tailwinds over the period.

The strongest relative performance measured versus the performance benchmarks came from the WisdomTree U.S. Quality Shareholder Yield Fund (QSY) (formerly, WisdomTree U.S. LargeCap Value Fund), a model-based actively managed fund, outperforming its performance benchmark by 9.82%. This was primarily driven by rules-based stock selection and sector tilts. The WisdomTree U.S. Quality Dividend Growth Fund (DGRW) also saw outperformance of 1.32% over its performance benchmark with rules-based stock selection and a large overweight in the Information Technology sector again being major drivers of performance.

Fund returns are shown at NAV. Please see Performance Summaries on the subsequent pages for more complete performance information. Please see pages 18-19 for the list of index descriptions.

Fund performance assumes reinvestment of dividends and capital gain distributions. An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs.

2	WisdomTree Domestic Equity Funds

Management’s Discussion of Funds’ Performance

(unaudited) (concluded)

Therefore, index returns do not reflect deductions for fees or expenses and an index is not available for direct investment. In comparison, the Funds’ performance is negatively impacted by these deductions. Fund returns do not reflect brokerage commissions or taxes on transactions in Fund shares or taxes that a shareholder would pay on Fund distributions. Past performance is no guarantee of future results. For the most recent month-end performance information visit www.wisdomtree.com.

WisdomTree Domestic Equity Funds	3

Performance Summary (unaudited)

WisdomTree U.S. Dividend ex-Financials Fund (DTN)

(formerly, WisdomTree Dividend ex-Financials Fund)

Sector Breakdown† as of 3/31/18

Sector	% of Net Assets
Energy	15.0%
Consumer Discretionary	12.7%
Utilities	11.8%
Information Technology	11.6%
Consumer Staples	11.4%
Health Care	10.2%
Industrials	9.3%
Materials	9.0%
Telecommunication Services	8.6%
Investment Company	0.2%
Other Assets less Liabilities‡	0.2%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries.

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings* as of 3/31/18

Description	% of Net Assets
CenturyLink, Inc.	5.0%
Targa Resources Corp.	3.0%
ONEOK, Inc.	2.3%
AT&T, Inc.	1.9%
Target Corp.	1.7%
FirstEnergy Corp.	1.6%
Verizon Communications, Inc.	1.6%
Las Vegas Sands Corp.	1.6%
Ford Motor Co.	1.6%
Occidental Petroleum Corp.	1.5%
*	The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree U.S. Dividend ex-Financials Fund (the ‘‘Fund’’) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree U.S. Dividend ex-Financials Index.

The Fund returned 5.71% at net asset value (“NAV”) for the fiscal year ending March 31, 2018 (for more complete information please see table below). The Fund benefited from its position in Industrials. The Fund’s position in Consumer Staples contributed negatively to performance.

The following performance table is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of the Fund’s portfolio securities.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore, index returns do not reflect deductions for fees or expenses and the index is not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns do not reflect brokerage commissions or taxes a shareholder would pay on the sale of Fund shares or on Fund distributions. As of the Fund’s current prospectus dated August 1, 2017, the Fund’s annual expense ratio was 0.38%.

Performance as of 3/31/18

	Average Annual Total Return
	1 Year	3 Year	5 Year	10 Year	Since Inception[1]
Fund NAV Returns	5.71%	7.22%	9.88%	9.06%	8.30%
Fund Market Price Returns	5.72%	7.22%	9.88%	9.07%	8.29%
WisdomTree Dividend Top 100/U.S. Dividend ex-Financials Spliced Index[2]	6.11%	7.67%	10.31%	9.52%	8.71%
Dow Jones U.S. Select Dividend IndexSM	8.25%	10.87%	12.45%	9.54%	8.01%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca, Inc. on June 16, 2006.
[2]	WisdomTree Dividend Top 100 Index through May 7, 2009; WisdomTree U.S. Dividend ex-Financials Index thereafter.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data for the most recent month-end is available at www.wisdomtree.com. WisdomTree shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. eastern time NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

4	WisdomTree Domestic Equity Funds

Performance Summary (unaudited)

WisdomTree U.S. Earnings 500 Fund (EPS)

(formerly, WisdomTree Earnings 500 Fund)

Sector Breakdown† as of 3/31/18

Sector	% of Net Assets
Information Technology	23.9%
Financials	20.1%
Health Care	12.4%
Consumer Discretionary	11.3%
Industrials	10.0%
Consumer Staples	9.2%
Energy	3.1%
Telecommunication Services	3.0%
Utilities	2.8%
Materials	2.3%
Real Estate	1.7%
Investment Company	0.1%
Other Assets less Liabilities‡	0.1%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries.

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings* as of 3/31/18

Description	% of Net Assets
Apple, Inc.	4.8%
JPMorgan Chase & Co.	2.5%
Microsoft Corp.	2.5%
Alphabet, Inc., Class A	2.1%
Bank of America Corp.	2.0%
Berkshire Hathaway, Inc., Class B	1.9%
Wells Fargo & Co.	1.7%
Intel Corp.	1.7%
Verizon Communications, Inc.	1.5%
Johnson & Johnson	1.5%
*	The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree U.S. Earnings 500 Fund (the ‘‘Fund’’) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree U.S. Earnings 500 Index.

The Fund returned 13.49% at net asset value (“NAV”) for the fiscal year ending March 31, 2018 (for more complete information please see table below). The Fund’s position in Information Technology contributed positively to performance while its position in Telecommunication Services contributed most negatively to performance.

The following performance table is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of the Fund’s portfolio securities.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore, index returns do not reflect deductions for fees or expenses and the index is not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns do not reflect brokerage commissions or taxes a shareholder would pay on the sale of Fund shares or on Fund distributions. As of the Fund’s current prospectus dated August 1, 2017, the Fund’s annual expense ratio was 0.28%.

Performance as of 3/31/18

	Average Annual Total Return
	1 Year	3 Year	5 Year	10 Year	Since Inception[1]
Fund NAV Returns	13.49%	10.46%	12.89%	9.24%	7.65%
Fund Market Price Returns	13.67%	10.49%	12.92%	9.27%	7.67%
WisdomTree U.S. Earnings 500 Index	13.85%	10.77%	13.21%	9.55%	7.97%
S&P 500® Index	13.99%	10.78%	13.31%	9.49%	7.82%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca, Inc. on February 23, 2007.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data for the most recent month-end is available at www.wisdomtree.com. WisdomTree shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. eastern time NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

WisdomTree Domestic Equity Funds	5

Performance Summary (unaudited)

WisdomTree U.S. High Dividend Fund (DHS)

(formerly, WisdomTree High Dividend Fund)

Sector Breakdown† as of 3/31/18

Sector	% of Net Assets
Consumer Staples	13.9%
Real Estate	13.3%
Health Care	12.4%
Energy	12.2%
Information Technology	10.2%
Utilities	9.4%
Telecommunication Services	9.2%
Financials	6.7%
Consumer Discretionary	6.6%
Industrials	4.5%
Materials	1.0%
Investment Company	0.3%
Other Assets less Liabilities‡	0.3%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries.

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings* as of 3/31/18

Description	% of Net Assets
Exxon Mobil Corp.	4.7%
AT&T, Inc.	4.7%
Verizon Communications, Inc.	3.6%
Johnson & Johnson	3.3%
Chevron Corp.	3.1%
Pfizer, Inc.	3.0%
Wells Fargo & Co.	2.7%
Cisco Systems, Inc.	2.6%
Philip Morris International, Inc.	2.5%
Intel Corp.	2.5%
*	The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree U.S. High Dividend Fund (the ‘‘Fund’’) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree U.S. High Dividend Index.

The Fund returned 2.69% at net asset value (“NAV”) for the fiscal year ending March 31, 2018 (for more complete information please see table below). The Fund benefited from its position in Information Technology. The Fund’s position in Real Estate contributed negatively to performance.

The following performance table is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of the Fund’s portfolio securities.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore, index returns do not reflect deductions for fees or expenses and the index is not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns do not reflect brokerage commissions or taxes a shareholder would pay on the sale of Fund shares or on Fund distributions. As of the Fund’s current prospectus dated August 1, 2017, the Fund’s annual expense ratio was 0.38%.

Performance as of 3/31/18

	Average Annual Total Return
	1 Year	3 Year	5 Year	10 Year	Since Inception[1]
Fund NAV Returns	2.69%	7.46%	9.42%	7.57%	6.51%
Fund Market Price Returns	2.65%	7.44%	9.40%	7.56%	6.51%
WisdomTree U.S. High Dividend Index	3.05%	7.90%	9.81%	7.98%	6.87%
Russell 1000® Value Index	6.95%	7.88%	10.78%	7.78%	7.16%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca, Inc. on June 16, 2006.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data for the most recent month-end is available at www.wisdomtree.com. WisdomTree shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. eastern time NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

6	WisdomTree Domestic Equity Funds

Performance Summary (unaudited)

WisdomTree U.S. LargeCap Dividend Fund (DLN)

(formerly, WisdomTree LargeCap Dividend Fund)

Sector Breakdown† as of 3/31/18

Sector	% of Net Assets
Information Technology	17.3%
Financials	13.8%
Consumer Staples	13.1%
Health Care	12.0%
Industrials	9.6%
Consumer Discretionary	8.4%
Energy	8.2%
Telecommunication Services	5.8%
Utilities	5.0%
Real Estate	4.1%
Materials	2.5%
Other Assets less Liabilities‡	0.2%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries.

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings* as of 3/31/18

Description	% of Net Assets
Microsoft Corp.	3.6%
Apple, Inc.	3.3%
Exxon Mobil Corp.	3.0%
AT&T, Inc.	3.0%
Verizon Communications, Inc.	2.3%
Johnson & Johnson	2.1%
JPMorgan Chase & Co.	2.1%
Chevron Corp.	2.0%
Pfizer, Inc.	1.9%
Wells Fargo & Co.	1.7%
*	The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree U.S. LargeCap Dividend Fund (the ‘‘Fund’’) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree U.S. LargeCap Dividend Index.

The Fund returned 9.44% at net asset value (“NAV”) for the fiscal year ending March 31, 2018 (for more complete information please see table below). The Fund’s position in Information Technology contributed positively to performance while its position in Telecommunication Services contributed to a drag on performance.

The following performance table is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of the Fund’s portfolio securities.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore, index returns do not reflect deductions for fees or expenses and the index is not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns do not reflect brokerage commissions or taxes a shareholder would pay on the sale of Fund shares or on Fund distributions. As of the Fund’s current prospectus dated August 1, 2017, the Fund’s annual expense ratio was 0.28%.

Performance as of 3/31/18

	Average Annual Total Return
	1 Year	3 Year	5 Year	10 Year	Since Inception[1]
Fund NAV Returns	9.44%	9.41%	11.35%	8.34%	7.83%
Fund Market Price Returns	9.53%	9.40%	11.37%	8.35%	7.82%
WisdomTree U.S. LargeCap Dividend Index	9.79%	9.75%	11.67%	8.77%	8.19%
S&P 500® Index	13.99%	10.78%	13.31%	9.49%	8.82%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca, Inc. on June 16, 2006.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data for the most recent month-end is available at www.wisdomtree.com. WisdomTree shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. eastern time NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

WisdomTree Domestic Equity Funds	7

Performance Summary (unaudited)

WisdomTree U.S. MidCap Dividend Fund (DON)

(formerly, WisdomTree MidCap Dividend Fund)

Sector Breakdown† as of 3/31/18

Sector	% of Net Assets
Consumer Discretionary	22.2%
Real Estate	15.4%
Industrials	15.1%
Utilities	10.7%
Financials	8.3%
Materials	8.0%
Information Technology	7.9%
Energy	6.7%
Consumer Staples	3.5%
Health Care	1.9%
Investment Company	0.0%	*
Other Assets less Liabilities‡	0.3%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries.

‡	Other assets includes investment of cash collateral for securities on loan (if any).

*	Represents less than 0.1%.

Top Ten Holdings* as of 3/31/18

Description	% of Net Assets
Targa Resources Corp.	2.0%
Macy’s, Inc.	1.4%
Kohl’s Corp.	1.3%
Tapestry, Inc.	1.3%
W.W. Grainger, Inc.	1.0%
Helmerich & Payne, Inc.	0.9%
Gap, Inc. (The)	0.9%
AES Corp.	0.9%
Western Union Co. (The)	0.8%
Interpublic Group of Cos., Inc. (The)	0.8%
*	The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree U.S. MidCap Dividend Fund (the ‘‘Fund’’) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree U.S. MidCap Dividend Index.

The Fund returned 7.30% at net asset value (“NAV”) for the fiscal year ending March 31, 2018 (for more complete information please see table below). The Fund’s position in Consumer Discretionary contributed positively to performance while its position in Real Estate contributed most negatively to performance.

The following performance table is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of the Fund’s portfolio securities.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore, index returns do not reflect deductions for fees or expenses and the index is not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns do not reflect brokerage commissions or taxes a shareholder would pay on the sale of Fund shares or on Fund distributions. As of the Fund’s current prospectus dated August 1, 2017, the Fund’s annual expense ratio was 0.38%.

Performance as of 3/31/18

	Average Annual Total Return
	1 Year	3 Year	5 Year	10 Year	Since Inception[1]
Fund NAV Returns	7.30%	8.79%	12.31%	11.09%	9.39%
Fund Market Price Returns	7.30%	8.75%	12.28%	11.09%	9.43%
WisdomTree U.S. MidCap Dividend Index	7.67%	9.22%	12.68%	11.44%	9.50%
S&P MidCap 400® Index	10.97%	8.96%	11.97%	10.90%	9.86%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca, Inc. on June 16, 2006.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data for the most recent month-end is available at www.wisdomtree.com. WisdomTree shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. eastern time NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

8	WisdomTree Domestic Equity Funds

Performance Summary (unaudited)

WisdomTree U.S. MidCap Earnings Fund (EZM)

(formerly, WisdomTree MidCap Earnings Fund)

Sector Breakdown† as of 3/31/18

Sector	% of Net Assets
Consumer Discretionary	22.4%
Industrials	18.6%
Financials	16.2%
Information Technology	13.3%
Real Estate	8.7%
Materials	6.1%
Health Care	4.6%
Utilities	4.3%
Consumer Staples	3.5%
Energy	1.8%
Investment Company	0.2%
Telecommunication Services	0.1%
Other Assets less Liabilities‡	0.2%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries.

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings* as of 3/31/18

Description	% of Net Assets
Park Hotels & Resorts, Inc.	2.0%
Discovery Communications, Inc., Class A	0.9%
Macy’s, Inc.	0.9%
Penn National Gaming, Inc.	0.8%
GCI Liberty, Inc., Class A	0.8%
First Data Corp., Class A	0.7%
JetBlue Airways Corp.	0.6%
United Therapeutics Corp.	0.6%
DST Systems, Inc.	0.6%
Foot Locker, Inc.	0.6%
*	The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree U.S. MidCap Earnings Fund (the ‘‘Fund’’) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree U.S. MidCap Earnings Index.

The Fund returned 10.77% at net asset value (“NAV”) for the fiscal year ending March 31, 2018 (for more complete information please see table below). The Fund’s position in Industrials positively contributed to performance while its position in Energy negatively impacted performance.

The following performance table is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of the Fund’s portfolio securities.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore, index returns do not reflect deductions for fees or expenses and the index is not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns do not reflect brokerage commissions or taxes a shareholder would pay on the sale of Fund shares or on Fund distributions. As of the Fund’s current prospectus dated August 1, 2017, the Fund’s annual expense ratio was 0.38%.

Performance as of 3/31/18

	Average Annual Total Return
	1 Year	3 Year	5 Year	10 Year	Since Inception[1]
Fund NAV Returns	10.77%	7.77%	11.87%	12.17%	9.33%
Fund Market Price Returns	10.64%	7.74%	11.87%	12.17%	9.34%
WisdomTree U.S. MidCap Earnings Index	11.18%	8.11%	12.18%	12.49%	9.58%
S&P MidCap 400® Index	10.97%	8.96%	11.97%	10.90%	8.85%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca, Inc. on February 23, 2007.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data for the most recent month-end is available at www.wisdomtree.com. WisdomTree shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. eastern time NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

WisdomTree Domestic Equity Funds	9

Performance Summary (unaudited)

WisdomTree U.S. Multifactor Fund (USMF)

Sector Breakdown† as of 3/31/18

Sector	% of Net Assets
Information Technology	24.2%
Financials	15.3%
Health Care	13.0%
Consumer Discretionary	12.7%
Industrials	11.2%
Consumer Staples	7.3%
Energy	5.8%
Materials	3.0%
Real Estate	2.9%
Utilities	2.7%
Telecommunication Services	1.8%
Other Assets less Liabilities‡	0.1%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries.

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings* as of 3/31/18

Description	% of Net Assets
Aflac, Inc.	1.2%
Phillips 66	1.2%
Torchmark Corp.	1.2%
W.R. Berkley Corp.	1.2%
Hanover Insurance Group, Inc. (The)	1.2%
Verizon Communications, Inc.	1.2%
First American Financial Corp.	1.2%
Broadridge Financial Solutions, Inc.	1.2%
Valero Energy Corp.	1.2%
Progressive Corp. (The)	1.2%
*	The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree U.S. Multifactor Fund (the ‘‘Fund’’) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree U.S. Multifactor Index (the “Index”). The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of securities in the Index.

The Fund returned 13.90% at net asset value (“NAV”) from inception to March 31, 2018 (for more complete information please see table below). The Fund’s position in Information Technology contributed positively to performance while its position in Consumer Staples contributed most negatively to performance.

The following performance table is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of the Fund’s portfolio securities.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore, index returns do not reflect deductions for fees or expenses and the index is not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns do not reflect brokerage commissions or taxes a shareholder would pay on the sale of Fund shares or on Fund distributions. As of the Fund’s current prospectus dated June 26, 2017, the Fund’s annual expense ratio was 0.28%.

Performance as of 3/31/18

Cumulative Total Return
Since Inception[1]
Fund NAV Returns	13.90%
Fund Market Price Returns	13.94%
WisdomTree U.S. Multifactor Index	13.87%
S&P 500® Index	10.75%
[1]	Total returns are calculated based on the commencement of Fund trading on the Cboe BZX Exchange, Inc. on June 29, 2017.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data for the most recent month-end is available at www.wisdomtree.com. WisdomTree shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. eastern time NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

10	WisdomTree Domestic Equity Funds

Performance Summary (unaudited)

WisdomTree U.S. Quality Dividend Growth Fund (DGRW)

Sector Breakdown† as of 3/31/18

Sector	% of Net Assets
Information Technology	21.0%
Industrials	18.6%
Health Care	17.0%
Consumer Discretionary	12.0%
Consumer Staples	11.2%
Financials	9.5%
Energy	6.4%
Materials	3.0%
Real Estate	0.7%
Utilities	0.5%
Other Assets less Liabilities‡	0.1%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries.

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings* as of 3/31/18

Description	% of Net Assets
Exxon Mobil Corp.	5.0%
Johnson & Johnson	4.6%
Microsoft Corp.	4.3%
Apple, Inc.	3.9%
Wells Fargo & Co.	3.8%
AbbVie, Inc.	2.5%
Altria Group, Inc.	2.4%
Intel Corp.	2.4%
PepsiCo, Inc.	2.4%
Home Depot, Inc. (The)	2.3%
*	The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree U.S. Quality Dividend Growth Fund (the ‘‘Fund’’) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree U.S. Quality Dividend Growth Index.

The Fund returned 15.95% at net asset value (“NAV”) for the fiscal year ending March 31, 2018 (for more complete information please see table below). The Fund benefited from its position in Industrials. The Fund’s position in Energy contributed to a drag on performance.

The following performance table is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of the Fund’s portfolio securities.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore, index returns do not reflect deductions for fees or expenses and the index is not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns do not reflect brokerage commissions or taxes a shareholder would pay on the sale of Fund shares or on Fund distributions. As of the Fund’s current prospectus dated August 1, 2017, the Fund’s annual expense ratio was 0.28%.

Performance as of 3/31/18

	Average Annual Total Return
	1 Year	3 Year	Since Inception[1]
Fund NAV Returns	15.95%	11.20%	12.72%
Fund Market Price Returns	16.08%	11.20%	12.73%
WisdomTree U.S. Quality Dividend Growth Index	16.38%	11.55%	13.06%
NASDAQ U.S. Dividend AchieversTM Select Index	14.63%	10.18%	10.68%
[1]	Total returns are calculated based on the commencement of Fund trading on the NASDAQ on May 22, 2013.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data for the most recent month-end is available at www.wisdomtree.com. WisdomTree shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. eastern time NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

WisdomTree Domestic Equity Funds	11

Performance Summary (unaudited)

WisdomTree U.S. Quality Shareholder Yield Fund (QSY)

(formerly, WisdomTree U.S. LargeCap Value Fund)

Sector Breakdown† as of 3/31/18

Sector	% of Net Assets
Information Technology	21.7%
Consumer Discretionary	20.5%
Industrials	15.9%
Financials	14.4%
Health Care	10.7%
Consumer Staples	9.6%
Materials	4.4%
Energy	1.8%
Telecommunication Services	0.4%
Utilities	0.4%
Other Assets less Liabilities‡	0.2%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries.

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings* as of 3/31/18

Description	% of Net Assets
Seagate Technology PLC	1.6%
Liberty Global PLC	1.2%
Worldpay, Inc., Class A	1.2%
CBS Corp., Class B Non-Voting Shares	1.0%
Assurant, Inc.	1.0%
American International Group, Inc.	1.0%
Conagra Brands, Inc.	1.0%
Express Scripts Holding Co.	1.0%
Allison Transmission Holdings, Inc.	1.0%
McKesson Corp.	0.9%
*	The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree U.S. Quality Shareholder Yield Fund (the ‘‘Fund’’) seeks income and capital appreciation. Prior to December 18, 2017, the Fund was named the WisdomTree U.S. LargeCap Value Fund and sought to track the price and yield performance, before fees and expenses, of the WisdomTree U.S. LargeCap Value Index.

The Fund returned 16.77% at net asset value (“NAV”) for the fiscal year ending March 31, 2018 (for more complete information please see table below). The Fund benefited from its position in Industrials. The Fund’s position in Telecommunication Services contributed to a drag on performance.

The following performance table is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of the Fund’s portfolio securities.
An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore, index returns do not reflect deductions for fees or expenses and the index is not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns do not reflect brokerage commissions or taxes a shareholder would pay on the sale of Fund shares or on Fund distributions. As of the Fund’s current prospectus dated December 18, 2017, the Fund’s annual expense ratio was 0.38%.

Performance as of 3/31/18

	Average Annual Total Return
	1 Year	3 Year	5 Year	10 Year	Since Inception[1]
Fund NAV Returns	16.77%	8.39%	12.11%	8.17%	6.23%
Fund Market Price Returns	16.75%	8.37%	12.12%	8.18%	6.24%
Russell 1000® Value Index	6.95%	7.88%	10.78%	7.78%	5.84%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca, Inc. on February 23, 2007.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data for the most recent month-end is available at www.wisdomtree.com. WisdomTree shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. eastern time NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

12	WisdomTree Domestic Equity Funds

Performance Summary (unaudited)

WisdomTree U.S. SmallCap Dividend Fund (DES)

(formerly, WisdomTree SmallCap Dividend Fund)

Sector Breakdown† as of 3/31/18

Sector	% of Net Assets
Consumer Discretionary	21.6%
Industrials	18.0%
Real Estate	13.3%
Financials	11.8%
Materials	7.6%
Utilities	6.7%
Information Technology	6.4%
Consumer Staples	5.7%
Energy	3.8%
Telecommunication Services	2.3%
Health Care	1.9%
Investment Company	0.5%
Other Assets less Liabilities‡	0.4%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries.

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings* as of 3/31/18

Description	% of Net Assets
Vector Group Ltd.	1.5%
CVR Energy, Inc.	1.2%
Pitney Bowes, Inc.	1.1%
Pattern Energy Group, Inc., Class A	1.0%
Covanta Holding Corp.	1.0%
SemGroup Corp., Class A	0.9%
Tupperware Brands Corp.	0.8%
American Eagle Outfitters, Inc.	0.8%
GameStop Corp., Class A	0.8%
Uniti Group, Inc.	0.8%
*	The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree U.S. SmallCap Dividend Fund (the ‘‘Fund’’) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree U.S. SmallCap Dividend Index.

The Fund returned 5.02% at net asset value (“NAV”) for the fiscal year ending March 31, 2018 (for more complete information please see table below). The Fund benefited from its position in Industrials. The Fund’s position in Real Estate contributed negatively to performance.

The following performance table is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of the Fund’s portfolio securities.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore, index returns do not reflect deductions for fees or expenses and the index is not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns do not reflect brokerage commissions or taxes a shareholder would pay on the sale of Fund shares or on Fund distributions. As of the Fund’s current prospectus dated August 1, 2017, the Fund’s annual expense ratio was 0.38%.

Performance as of 3/31/18

	Average Annual Total Return
	1 Year	3 Year	5 Year	10 Year	Since Inception[1]
Fund NAV Returns	5.02%	7.76%	10.77%	9.67%	7.98%
Fund Market Price Returns	5.05%	7.71%	10.73%	9.66%	7.97%
WisdomTree U.S. SmallCap Dividend Index	5.33%	8.01%	10.86%	10.00%	8.08%
Russell 2000® Index	11.79%	8.39%	11.47%	9.84%	8.42%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca, Inc. on June 16, 2006.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data for the most recent month-end is available at www.wisdomtree.com. WisdomTree shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. eastern time NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

WisdomTree Domestic Equity Funds	13

Performance Summary (unaudited)

WisdomTree U.S. SmallCap Earnings Fund (EES)

(formerly, WisdomTree SmallCap Earnings Fund)

Sector Breakdown† as of 3/31/18

Sector	% of Net Assets
Financials	21.0%
Consumer Discretionary	20.1%
Industrials	19.6%
Information Technology	12.8%
Health Care	7.8%
Materials	5.8%
Real Estate	3.9%
Energy	3.6%
Consumer Staples	3.3%
Utilities	1.2%
Telecommunication Services	0.6%
Investment Company	0.1%
Other Assets less Liabilities‡	0.2%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries.

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings* as of 3/31/18

Description	% of Net Assets
Match Group, Inc.	1.9%
Warrior Met Coal, Inc.	1.3%
EnPro Industries, Inc.	1.3%
KEMET Corp.	1.1%
Stone Energy Corp.	1.1%
Premier, Inc., Class A	1.1%
American Axle & Manufacturing Holdings, Inc.	0.7%
GameStop Corp., Class A	0.7%
Genworth Financial, Inc., Class A	0.6%
Callaway Golf Co.	0.6%
*	The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree U.S. SmallCap Earnings Fund (the ‘‘Fund’’) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree U.S. SmallCap Earnings Index.

The Fund returned 12.09% at net asset value (“NAV”) for the fiscal year ending March 31, 2018 (for more complete information please see table below). The Fund’s position in Financials contributed the most to performance while its position in Consumer Staples contributed to a drag on performance.

The following performance table is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of the Fund’s portfolio securities.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore, index returns do not reflect deductions for fees or expenses and the index is not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns do not reflect brokerage commissions or taxes a shareholder would pay on the sale of Fund shares or on Fund distributions. As of the Fund’s current prospectus dated August 1, 2017, the Fund’s annual expense ratio was 0.38%.

Performance as of 3/31/18

	Average Annual Total Return
	1 Year	3 Year	5 Year	10 Year	Since Inception[1]
Fund NAV Returns	12.09%	9.50%	12.27%	12.01%	8.41%
Fund Market Price Returns	12.05%	9.46%	12.28%	12.02%	8.40%
WisdomTree U.S. SmallCap Earnings Index	12.34%	9.69%	12.43%	12.12%	8.53%
Russell 2000® Index	11.79%	8.39%	11.47%	9.84%	7.17%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca, Inc. on February 23, 2007.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data for the most recent month-end is available at www.wisdomtree.com. WisdomTree shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. eastern time NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

14	WisdomTree Domestic Equity Funds

Performance Summary (unaudited)

WisdomTree U.S. SmallCap Quality Dividend Growth Fund (DGRS)

Sector Breakdown† as of 3/31/18

Sector	% of Net Assets
Industrials	26.2%
Consumer Discretionary	23.3%
Financials	15.8%
Materials	10.7%
Information Technology	6.5%
Real Estate	5.3%
Utilities	4.8%
Consumer Staples	4.1%
Health Care	2.1%
Energy	0.6%
Telecommunication Services	0.4%
Other Assets less Liabilities‡	0.2%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries.

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings* as of 3/31/18

Description	% of Net Assets
CoreCivic, Inc.	2.0%
Urban Edge Properties	1.5%
Compass Minerals International, Inc.	1.5%
American Eagle Outfitters, Inc.	1.4%
Tupperware Brands Corp.	1.4%
South Jersey Industries, Inc.	1.3%
Dine Brands Global, Inc.	1.3%
GATX Corp.	1.2%
Hope Bancorp, Inc.	1.2%
Community Bank System, Inc.	1.2%
*	The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree U.S. SmallCap Quality Dividend Growth Fund (the ‘‘Fund’’) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree U.S. SmallCap Quality Dividend Growth Index.

The Fund returned 5.97% at net asset value (“NAV”) for the fiscal year ending March 31, 2018 (for more complete information please see table below). The Fund benefited from its position in Industrials. The Fund’s position in Real Estate contributed negatively to performance.

The following performance table is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of the Fund’s portfolio securities.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore, index returns do not reflect deductions for fees or expenses and the index is not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns do not reflect brokerage commissions or taxes a shareholder would pay on the sale of Fund shares or on Fund distributions. As of the Fund’s current prospectus dated August 1, 2017, the Fund’s annual expense ratio was 0.38%.

Performance as of 3/31/18

	Average Annual Total Return
	1 Year	3 Year	Since Inception[1]
Fund NAV Returns	5.97%	6.76%	9.22%
Fund Market Price Returns	5.89%	6.71%	9.19%
WisdomTree U.S. SmallCap Quality Dividend Growth Index	6.28%	6.98%	9.48%
Russell 2000® Index	11.79%	8.39%	9.78%
[1]	Total returns are calculated based on the commencement of Fund trading on the NASDAQ on July 25, 2013.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data for the most recent month-end is available at www.wisdomtree.com. WisdomTree shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. eastern time NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

WisdomTree Domestic Equity Funds	15

Performance Summary (unaudited)

WisdomTree U.S. Total Dividend Fund (DTD)

(formerly, WisdomTree Total Dividend Fund)

Sector Breakdown† as of 3/31/18

Sector	% of Net Assets
Information Technology	15.3%
Financials	14.4%
Consumer Staples	11.5%
Health Care	10.3%
Industrials	9.8%
Consumer Discretionary	9.5%
Real Estate	8.0%
Energy	7.6%
Utilities	5.3%
Telecommunication Services	5.0%
Materials	3.0%
Investment Company	0.0%	*
Other Assets less Liabilities‡	0.3%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries.

‡	Other assets includes investment of cash collateral for securities on loan (if any).

*	Represents less than 0.1%.

Top Ten Holdings* as of 3/31/18

Description	% of Net Assets
Microsoft Corp.	3.0%
Apple, Inc.	2.8%
Exxon Mobil Corp.	2.5%
AT&T, Inc.	2.5%
Verizon Communications, Inc.	1.9%
Johnson & Johnson	1.8%
JPMorgan Chase & Co.	1.7%
Chevron Corp.	1.7%
Pfizer, Inc.	1.6%
Wells Fargo & Co.	1.5%
*	The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree U.S. Total Dividend Fund (the ‘‘Fund’’) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree U.S. Dividend Index.

The Fund returned 8.76% at net asset value (“NAV”) for the fiscal year ending March 31, 2018 (for more complete information please see table below). The Fund’s position in Information Technology contributed positively to performance while its position in Telecommunication Services contributed to a drag on performance.

The following performance table is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of the Fund’s portfolio securities.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore, index returns do not reflect deductions for fees or expenses and the index is not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns do not reflect brokerage commissions or taxes a shareholder would pay on the sale of Fund shares or on Fund distributions. As of the Fund’s current prospectus dated August 1, 2017, the Fund’s annual expense ratio was 0.28%.

Performance as of 3/31/18

	Average Annual Total Return
	1 Year	3 Year	5 Year	10 Year	Since Inception[1]
Fund NAV Returns	8.76%	9.21%	11.39%	8.68%	8.00%
Fund Market Price Returns	8.90%	9.18%	11.41%	8.70%	7.99%
WisdomTree U.S. Dividend Index	9.05%	9.53%	11.69%	9.12%	8.41%
Russell 3000® Index	13.81%	10.22%	13.03%	9.62%	8.87%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca, Inc. on June 16, 2006.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data for the most recent month-end is available at www.wisdomtree.com. WisdomTree shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. eastern time NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

16	WisdomTree Domestic Equity Funds

Performance Summary (unaudited)

WisdomTree U.S. Total Earnings Fund (EXT)

(formerly, WisdomTree Total Earnings Fund)

Sector Breakdown† as of 3/31/18

Sector	% of Net Assets
Information Technology	22.5%
Financials	20.4%
Consumer Discretionary	12.4%
Health Care	11.5%
Industrials	10.8%
Consumer Staples	8.4%
Energy	2.9%
Utilities	2.9%
Materials	2.7%
Real Estate	2.7%
Telecommunication Services	2.6%
Other Assets less Liabilities‡	0.2%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries.

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings* as of 3/31/18

Description	% of Net Assets
Apple, Inc.	4.2%
JPMorgan Chase & Co.	2.2%
Microsoft Corp.	2.2%
Alphabet, Inc., Class A	1.8%
Bank of America Corp.	1.7%
Berkshire Hathaway, Inc., Class B	1.7%
Wells Fargo & Co.	1.5%
Intel Corp.	1.5%
Johnson & Johnson	1.3%
Verizon Communications, Inc.	1.3%
*	The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree U.S. Total Earnings Fund (the ‘‘Fund’’) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree U.S. Earnings Index.

The Fund returned 13.31% at net asset value (“NAV”) for the fiscal year ending March 31, 2018 (for more complete information please see table below). The Fund’s position in Information Technology contributed positively to performance while its position in Telecommunication Services contributed to a drag on performance.

The following performance table is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of the Fund’s portfolio securities.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore, index returns do not reflect deductions for fees or expenses and the index is not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns do not reflect brokerage commissions or taxes a shareholder would pay on the sale of Fund shares or on Fund distributions. As of the Fund’s current prospectus dated August 1, 2017, the Fund’s annual expense ratio was 0.28%.

Performance as of 3/31/18

	Average Annual Total Return
	1 Year	3 Year	5 Year	10 Year	Since Inception[1]
Fund NAV Returns	13.31%	10.16%	12.75%	9.59%	7.85%
Fund Market Price Returns	13.49%	10.18%	12.76%	9.60%	7.86%
WisdomTree U.S. Earnings Index	13.57%	10.54%	13.15%	9.93%	8.16%
Russell 3000® Index	13.81%	10.22%	13.03%	9.62%	7.81%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca, Inc. on February 23, 2007.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data for the most recent month-end is available at www.wisdomtree.com. WisdomTree shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. eastern time NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

WisdomTree Domestic Equity Funds	17

Description of Indexes (unaudited)

Below are descriptions of each Index referenced in this report:

The Dow Jones U.S. Select Dividend IndexSM is comprised of 100 U.S. dividend-paying companies.

The NASDAQ U.S. Dividend AchieversTM Select Index is a capitalization-weighted index that measures the performance of U.S. common stocks that have a history of increasing dividends for at least ten consecutive years.

The Russell 1000® Value Index is a capitalization-weighted index that is comprised of the large-capitalization value segment of the U.S. equity universe, selecting from the Russell 1000 Index.

The Russell 2000® Index is a capitalization-weighted index that is comprised of the smallest 2,000 securities in the Russell 3000 Index, based on total market capitalization.

The Russell 3000® Index is a capitalization-weighted index that is comprised of the 3,000 largest U.S. companies, based on total market capitalization.

The S&P 500® Index is a capitalization-weighted index of 500 stocks selected by the Standard & Poor’s Index Committee, designed to represent the performance of the leading industries in the United States economy.

The S&P MidCap 400® Index is a capitalization-weighted index that is comprised of the mid-capitalization range of the U.S. stock market, with stocks selected by the Standard & Poor’s Index Committee.

The WisdomTree Dividend Top 100 Index is comprised of the 100 highest dividend-yielding companies in the WisdomTree U.S. LargeCap Dividend Index.

The WisdomTree U.S. Dividend ex-Financials Index is comprised of high dividend-yielding stocks outside the Financials sector.

The WisdomTree U.S. Dividend Index defines the dividend-paying portion of the U.S. stock market.

The WisdomTree U.S. Earnings 500 Index is comprised of earnings-generating companies within the large-capitalization segment of the U.S. stock market.

The WisdomTree U.S. Earnings Index is comprised of earnings-generating companies within the broad U.S. stock market.

The WisdomTree U.S. High Dividend Index is comprised of companies with high dividend yields, selected from the WisdomTree U.S. Dividend Index.

The WisdomTree U.S. LargeCap Dividend Index is comprised of the large-capitalization segment of the U.S. dividend-paying market, selected from the WisdomTree U.S. Dividend Index.

The WisdomTree U.S. MidCap Dividend Index is comprised of the mid-capitalization segment of the U.S. dividend-paying market, selected from the WisdomTree U.S. Dividend Index.

The WisdomTree U.S. MidCap Earnings Index is comprised of earnings-generating companies within the mid-capitalization segment of the U.S. stock market.

The WisdomTree U.S. Multifactor Index is comprised of 200 U.S. companies with the highest composite scores based on two fundamental factors, value and quality measures, and two technical factors, momentum and correlation.

The WisdomTree U.S. Quality Dividend Growth Index is comprised of dividend-paying stocks with growth characteristics.

The WisdomTree U.S. SmallCap Dividend Index is comprised of the small-capitalization segment of the U.S. dividend-paying market, selected from the WisdomTree U.S. Dividend Index.

The WisdomTree U.S. SmallCap Earnings Index is comprised of earnings-generating companies within the small-capitalization segment of the U.S. stock market.

18	WisdomTree Domestic Equity Funds

Description of Indexes (unaudited) (concluded)

The WisdomTree U.S. SmallCap Quality Dividend Growth Index is comprised of the small-capitalization segment of dividend-paying stocks with growth characteristics.

Index performance information assumes the reinvestment of dividends and excludes management fees, transaction costs and expenses. You cannot directly invest in an index.

The Dow Jones U.S. Select Dividend Index is calculated, distributed and marketed by Dow Jones Indexes, a licensed trademark of CME Group Index Services LLC, and has been licensed for use.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s (“S&P”), a division of The McGraw-Hill Companies, Inc., and is licensed for use by WisdomTree Investments, Inc. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Neither MSCI nor any other party involved in or related to compiling, computing or creating the MSCI data makes any express or implied warranties or representations with respect to such data (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such data. Without limiting any of the foregoing, in no event shall MSCI, any of its affiliates or any third party involved in or related to compiling, computing or creating the data have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages. No further distribution or dissemination of the MSCI data is permitted without MSCI’s express written consent.

WisdomTree Investments, Inc. and WisdomTree Asset Management, Inc. (together, “WisdomTree”) and the Funds make no representation or warranty, express or implied, to the owners of shares of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the underlying Indexes to track the performance of their underlying securities. WisdomTree Investments is the licensor of certain trademarks, service marks and trade names of the Funds. WisdomTree Investments has no obligation to take the needs of the Funds or the owners of shares of the Funds into consideration in determining, composing, or calculating the underlying WisdomTree Indexes of the applicable Funds. WisdomTree Investments is not responsible for, and has not participated in, the determination of the timing of, prices of, or quantities of shares of the Funds to be issued or in the determination or calculation of the equation by which the shares of the Funds are redeemable. WisdomTree and the Funds do not guarantee the accuracy, completeness, or performance of the underlying Indexes or the data included therein and shall have no liability in connection with the underlying Indexes or their calculation.

WisdomTree Domestic Equity Funds	19

Shareholder Expense Examples (unaudited)

As a shareholder of a WisdomTree Fund, you incur two types of cost: (1) transaction costs, including brokerage commissions on purchases and sales of your Fund shares and (2) ongoing costs, including management fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2017 to March 31, 2018.

Actual expenses

The first line under each Fund in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled “Expenses Paid During the Period 10/1/17 to 3/31/18” to estimate the expenses you paid on your account during the period.

Hypothetical example for comparison purposes

The second line under each Fund in the table on the next page provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line under each Fund in the table is useful in comparing ongoing Fund costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

20	WisdomTree Domestic Equity Funds

Shareholder Expense Examples (unaudited) (concluded)

	Beginning Account Value 10/1/17	Ending Account Value 3/31/18	Annualized Expense Ratio Based on the Period 10/1/17 to 3/31/18	Expenses Paid During the Period† 10/1/17 to 3/31/18
WisdomTree U.S. Dividend ex-Financials Fund
Actual	$1,000.00	$1,016.40	0.38%	$1.91
Hypothetical (5% return before expenses)	$1,000.00	$1,023.04	0.38%	$1.92
WisdomTree U.S. Earnings 500 Fund
Actual	$1,000.00	$1,051.70	0.28%	$1.43
Hypothetical (5% return before expenses)	$1,000.00	$1,023.54	0.28%	$1.41
WisdomTree U.S. High Dividend Fund
Actual	$1,000.00	$990.00	0.38%	$1.89
Hypothetical (5% return before expenses)	$1,000.00	$1,023.04	0.38%	$1.92
WisdomTree U.S. LargeCap Dividend Fund
Actual	$1,000.00	$1,031.20	0.28%	$1.42
Hypothetical (5% return before expenses)	$1,000.00	$1,023.54	0.28%	$1.41
WisdomTree U.S. MidCap Dividend Fund
Actual	$1,000.00	$1,034.60	0.38%	$1.93
Hypothetical (5% return before expenses)	$1,000.00	$1,023.04	0.38%	$1.92
WisdomTree U.S. MidCap Earnings Fund
Actual	$1,000.00	$1,044.50	0.38%	$1.94
Hypothetical (5% return before expenses)	$1,000.00	$1,023.04	0.38%	$1.92
WisdomTree U.S. Multifactor Fund
Actual	$1,000.00	$1,081.50	0.28%	$1.45
Hypothetical (5% return before expenses)	$1,000.00	$1,023.54	0.28%	$1.41
WisdomTree U.S. Quality Dividend Growth Fund
Actual	$1,000.00	$1,067.00	0.28%	$1.44
Hypothetical (5% return before expenses)	$1,000.00	$1,023.54	0.28%	$1.41
WisdomTree U.S. Quality Shareholder Yield Fund
Actual	$1,000.00	$1,071.40	0.38%	$1.96
Hypothetical (5% return before expenses)	$1,000.00	$1,023.04	0.38%	$1.92
WisdomTree U.S. SmallCap Dividend Fund
Actual	$1,000.00	$993.00	0.38%	$1.89
Hypothetical (5% return before expenses)	$1,000.00	$1,023.04	0.38%	$1.92
WisdomTree U.S. SmallCap Earnings Fund
Actual	$1,000.00	$1,027.10	0.38%	$1.92
Hypothetical (5% return before expenses)	$1,000.00	$1,023.04	0.38%	$1.92
WisdomTree U.S. SmallCap Quality Dividend Growth Fund
Actual	$1,000.00	$1,005.60	0.38%	$1.90
Hypothetical (5% return before expenses)	$1,000.00	$1,023.04	0.38%	$1.92
WisdomTree U.S. Total Dividend Fund
Actual	$1,000.00	$1,027.90	0.28%	$1.42
Hypothetical (5% return before expenses)	$1,000.00	$1,023.54	0.28%	$1.41
WisdomTree U.S. Total Earnings Fund
Actual	$1,000.00	$1,050.90	0.28%	$1.43
Hypothetical (5% return before expenses)	$1,000.00	$1,023.54	0.28%	$1.41
†	Expenses are calculated using each Fund’s annualized expense ratio, multiplied by the average account value for the period, multiplied by 182/365 (to reflect the one-half year period).

WisdomTree Domestic Equity Funds	21

Schedule of Investments

WisdomTree U.S. Dividend ex-Financials Fund (DTN)

March 31, 2018

Investments	Shares	Value
COMMON STOCKS – 99.6%
United States – 99.6%
Aerospace & Defense – 1.9%
Lockheed Martin Corp.	23,878	$8,069,092
United Technologies Corp.	56,428	7,099,771

Total Aerospace & Defense		15,168,863
Air Freight & Logistics – 0.9%
United Parcel Service, Inc. Class B	68,705	7,190,665
Airlines – 0.9%
Delta Air Lines, Inc.	129,607	7,103,760
Automobiles – 3.6%
Ford Motor Co.	1,144,810	12,684,495
General Motors Co.	252,609	9,179,811
Harley-Davidson, Inc.(a)	170,707	7,319,916

Total Automobiles		29,184,222
Beverages – 1.2%
Coca-Cola Co. (The)	215,039	9,339,144
Biotechnology – 3.1%
AbbVie, Inc.	92,006	8,708,368
Amgen, Inc.	44,878	7,650,801
Gilead Sciences, Inc.	112,612	8,489,819

Total Biotechnology		24,848,988
Chemicals – 5.0%
Air Products & Chemicals, Inc.	43,607	6,934,821
CF Industries Holdings, Inc.	245,055	9,245,925
DowDuPont, Inc.	90,032	5,735,939
Eastman Chemical Co.	72,175	7,620,237
Monsanto Co.	46,877	5,470,077
Praxair, Inc.	40,770	5,883,111

Total Chemicals		40,890,110
Communications Equipment – 1.3%
Cisco Systems, Inc.	248,830	10,672,319
Containers & Packaging – 2.9%
International Paper Co.	177,701	9,494,565
Packaging Corp. of America	54,131	6,100,564
WestRock Co.	128,573	8,250,529

Total Containers & Packaging		23,845,658
Diversified Telecommunication Services – 8.6%
AT&T, Inc.	441,734	15,747,817
CenturyLink, Inc.	2,462,258	40,454,899
Verizon Communications, Inc.	273,409	13,074,418

Total Diversified Telecommunication Services		69,277,134
Electric Utilities – 8.3%
Avangrid, Inc.	188,217	9,621,653
Duke Energy Corp.	136,595	10,582,015
Entergy Corp.	147,566	11,625,249
FirstEnergy Corp.	386,455	13,143,335
PPL Corp.	375,367	10,619,132
Southern Co. (The)	266,958	11,922,344

Total Electric Utilities		67,513,728
Electrical Equipment – 1.1%
Emerson Electric Co.	135,509	9,255,265
Food Products – 4.4%
Archer-Daniels-Midland Co.	232,311	10,075,328
General Mills, Inc.	186,410	8,399,635
Kellogg Co.	147,421	9,583,839
Kraft Heinz Co. (The)	117,620	7,326,550

Total Food Products		35,385,352
Health Care Equipment & Supplies – 0.8%
Abbott Laboratories	103,906	6,226,048
Health Care Providers & Services – 1.2%
Cardinal Health, Inc.	159,853	10,019,586
Hotels, Restaurants & Leisure – 2.7%
Darden Restaurants, Inc.	103,905	8,857,901
Las Vegas Sands Corp.	180,408	12,971,335

Total Hotels, Restaurants & Leisure		21,829,236
Household Durables – 0.9%
Newell Brands, Inc.	288,292	7,345,680
Household Products – 2.1%
Kimberly-Clark Corp.	81,038	8,924,715
Procter & Gamble Co. (The)	102,069	8,092,030

Total Household Products		17,016,745
Industrial Conglomerates – 0.7%
General Electric Co.	445,332	6,003,075
IT Services – 3.7%
International Business Machines Corp.	75,827	11,634,137
Paychex, Inc.	129,302	7,963,710
Western Union Co. (The)	552,356	10,621,806

Total IT Services		30,219,653
Machinery – 1.8%
Caterpillar, Inc.	46,278	6,820,452
Cummins, Inc.	45,421	7,362,290

Total Machinery		14,182,742
Media – 1.2%
Omnicom Group, Inc.	137,346	9,980,934
Metals & Mining – 1.0%
Nucor Corp.	132,014	8,064,735
Multi-Utilities – 3.5%
CenterPoint Energy, Inc.	371,593	10,181,648
Dominion Energy, Inc.	131,107	8,840,545
Public Service Enterprise Group, Inc.	188,112	9,450,747

Total Multi-Utilities		28,472,940
Multiline Retail – 1.7%
Target Corp.	203,192	14,107,621
Oil, Gas & Consumable Fuels – 15.0%
Chevron Corp.	91,213	10,401,931
Exxon Mobil Corp.	134,608	10,043,103
Kinder Morgan, Inc.	490,120	7,381,207
Marathon Petroleum Corp.	118,679	8,676,622

See Notes to Financial Statements.

22	WisdomTree Domestic Equity Funds

Schedule of Investments (concluded)

WisdomTree U.S. Dividend ex-Financials Fund (DTN)

March 31, 2018

Investments	Shares	Value
Occidental Petroleum Corp.	191,089	$12,413,141
ONEOK, Inc.	326,166	18,565,369
Phillips 66	86,607	8,307,343
Targa Resources Corp.	556,678	24,493,832
Valero Energy Corp.	112,475	10,434,306
Williams Cos., Inc. (The)	435,848	10,835,181

Total Oil, Gas & Consumable Fuels		121,552,035
Personal Products – 1.1%
Coty, Inc. Class A	490,336	8,973,149
Pharmaceuticals – 5.1%
Bristol-Myers Squibb Co.	118,973	7,525,042
Eli Lilly & Co.	85,517	6,616,450
Johnson & Johnson	51,617	6,614,719
Merck & Co., Inc.	188,085	10,244,990
Pfizer, Inc.	297,568	10,560,688

Total Pharmaceuticals		41,561,889
Semiconductors & Semiconductor Equipment – 3.3%
Maxim Integrated Products, Inc.	159,390	9,598,466
QUALCOMM, Inc.	160,712	8,905,052
Texas Instruments, Inc.	78,149	8,118,899

Total Semiconductors & Semiconductor Equipment		26,622,417
Software – 1.2%
CA, Inc.	277,194	9,396,877
Specialty Retail – 1.1%
L Brands, Inc.	224,735	8,587,124
Technology Hardware, Storage & Peripherals – 2.1%
HP, Inc.	370,779	8,127,476
Western Digital Corp.	93,608	8,637,210

Total Technology Hardware, Storage & Peripherals		16,764,686
Textiles, Apparel & Luxury Goods – 1.5%
Tapestry, Inc.	230,823	12,143,598
Tobacco – 2.7%
Altria Group, Inc.	163,906	10,214,622
Philip Morris International, Inc.	117,717	11,701,070

Total Tobacco		21,915,692
Trading Companies & Distributors – 2.0%
Fastenal Co.	136,464	7,449,570
W.W. Grainger, Inc.	31,050	8,764,483

Total Trading Companies & Distributors		16,214,053
TOTAL COMMON STOCKS (Cost: $764,461,885)		806,875,723
EXCHANGE-TRADED FUNDS – 0.2%
United States – 0.2%
WisdomTree U.S. LargeCap Dividend Fund(b)	10,300	911,447
WisdomTree U.S. MidCap Dividend Fund(b)	26,869	916,770

TOTAL EXCHANGE-TRADED FUNDS (Cost: $1,810,853)		1,828,217
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 0.2%
United States – 0.2%
State Street Navigator Securities Lending Government Money Market Portfolio, 1.74%(c) (Cost: $1,620,500)(d)	1,620,500	1,620,500
TOTAL INVESTMENTS IN SECURITIES – 100.0% (Cost: $767,893,238)		810,324,440
Other Assets less Liabilities – 0.0%		185,266

NET ASSETS – 100.0%		$810,509,706
(a)	Security, or portion thereof, was on loan at March 31, 2018 (See Note 2).

(b)	Affiliated company (See Note 3).

(c)	Rate shown represents annualized 7-day yield as of March 31, 2018.

(d)

At March 31, 2018, the total market value of the Fund’s securities on loan was $1,605,427 and the total market value of the collateral held by the Fund was $1,637,801. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $17,301.

See Notes to Financial Statements.

WisdomTree Domestic Equity Funds	23

Schedule of Investments

WisdomTree U.S. Earnings 500 Fund (EPS)

March 31, 2018

Investments	Shares	Value
COMMON STOCKS – 99.8%
United States – 99.8%
Aerospace & Defense – 3.0%
Boeing Co. (The)	4,291	$1,406,933
General Dynamics Corp.	2,818	622,496
Harris Corp.	838	135,153
Huntington Ingalls Industries, Inc.	467	120,374
L3 Technologies, Inc.	695	144,560
Lockheed Martin Corp.	2,094	707,625
Northrop Grumman Corp.	1,428	498,543
Raytheon Co.	2,120	457,538
Rockwell Collins, Inc.	977	131,749
Spirit AeroSystems Holdings, Inc. Class A	757	63,361
Textron, Inc.	2,146	126,550
TransDigm Group, Inc.	328	100,676
United Technologies Corp.	7,762	976,615

Total Aerospace & Defense		5,492,173
Air Freight & Logistics – 0.7%
C.H. Robinson Worldwide, Inc.	997	93,429
Expeditors International of Washington, Inc.	1,338	84,695
FedEx Corp.	2,224	534,005
United Parcel Service, Inc. Class B	5,484	573,955
XPO Logistics, Inc.*	339	34,514

Total Air Freight & Logistics		1,320,598
Airlines – 1.0%
Alaska Air Group, Inc.	2,000	123,920
American Airlines Group, Inc.	7,050	366,318
Delta Air Lines, Inc.	12,465	683,207
Southwest Airlines Co.	6,180	353,990
United Continental Holdings, Inc.*	5,646	392,228

Total Airlines		1,919,663
Auto Components – 0.2%
BorgWarner, Inc.	1,050	52,742
Goodyear Tire & Rubber Co. (The)	5,706	151,665
Lear Corp.	1,189	221,261

Total Auto Components		425,668
Automobiles – 1.1%
Ford Motor Co.	64,240	711,779
General Motors Co.	30,808	1,119,563
Harley-Davidson, Inc.(a)	2,064	88,504
Thor Industries, Inc.	499	57,470

Total Automobiles		1,977,316
Banks – 9.9%
Bank of America Corp.	121,689	3,649,453
BB&T Corp.	8,042	418,506
Citigroup, Inc.	34,557	2,332,597
Citizens Financial Group, Inc.	5,461	229,253
Comerica, Inc.	1,673	160,491
East West Bancorp, Inc.	1,559	97,500
Fifth Third Bancorp	11,900	377,825
First Republic Bank	1,326	122,801
Huntington Bancshares, Inc.	10,860	163,986
JPMorgan Chase & Co.	42,118	4,631,716
KeyCorp	11,427	223,398
M&T Bank Corp.	1,418	261,422
PNC Financial Services Group, Inc. (The)	5,127	775,407
Regions Financial Corp.	12,539	232,975
SunTrust Banks, Inc.	5,419	368,709
SVB Financial Group*	368	88,324
U.S. Bancorp	18,918	955,359
Wells Fargo & Co.	60,420	3,166,612
Zions Bancorp	1,962	103,456

Total Banks		18,359,790
Beverages – 1.7%
Brown-Forman Corp. Class B	2,463	133,987
Coca-Cola Co. (The)	18,443	800,979
Constellation Brands, Inc. Class A	1,511	344,387
Dr. Pepper Snapple Group, Inc.	1,453	172,006
Molson Coors Brewing Co. Class B	5,850	440,681
Monster Beverage Corp.*	2,332	133,414
PepsiCo, Inc.	10,979	1,198,358

Total Beverages		3,223,812
Biotechnology – 3.4%
AbbVie, Inc.	12,777	1,209,343
Alexion Pharmaceuticals, Inc.*	801	89,279
Amgen, Inc.	8,546	1,456,922
Biogen, Inc.*	2,162	591,999
Celgene Corp.*	6,363	567,643
Exelixis, Inc.*	951	21,065
Gilead Sciences, Inc.	28,653	2,160,150
Regeneron Pharmaceuticals, Inc.*	610	210,060
Vertex Pharmaceuticals, Inc.*	236	38,463

Total Biotechnology		6,344,924
Building Products – 0.2%
A.O. Smith Corp.	1,015	64,544
Fortune Brands Home & Security, Inc.	1,189	70,020
Lennox International, Inc.	288	58,859
Masco Corp.	2,291	92,648
Owens Corning	723	58,129

Total Building Products		344,200
Capital Markets – 4.3%
Affiliated Managers Group, Inc.	497	94,221
Ameriprise Financial, Inc.	1,822	269,547
Bank of New York Mellon Corp. (The)	11,900	613,207
BlackRock, Inc.	1,249	676,608
CBOE Global Markets, Inc.	257	29,324
Charles Schwab Corp. (The)	7,470	390,083
CME Group, Inc.	1,813	293,235
E*TRADE Financial Corp.*	2,185	121,071
FactSet Research Systems, Inc.	245	48,858
Franklin Resources, Inc.	6,949	240,991
Goldman Sachs Group, Inc. (The)	5,840	1,470,862
Intercontinental Exchange, Inc.	4,217	305,817
Moody’s Corp.	1,492	240,660

See Notes to Financial Statements.

24	WisdomTree Domestic Equity Funds

Schedule of Investments (continued)

WisdomTree U.S. Earnings 500 Fund (EPS)

March 31, 2018

Investments	Shares	Value
Morgan Stanley	23,107	$1,246,854
MSCI, Inc.	463	69,205
Nasdaq, Inc.	1,460	125,881
Northern Trust Corp.	1,933	199,350
Raymond James Financial, Inc.	1,456	130,181
S&P Global, Inc.	1,946	371,803
SEI Investments Co.	1,050	78,655
State Street Corp.	4,137	412,583
T. Rowe Price Group, Inc.	2,426	261,935
TD Ameritrade Holding Corp.	3,070	181,836

Total Capital Markets		7,872,767
Chemicals – 1.6%
Air Products & Chemicals, Inc.	1,479	235,205
Albemarle Corp.	464	43,031
Celanese Corp. Series A	1,373	137,588
Chemours Co. (The)	1,072	52,217
DowDuPont, Inc.	7,819	498,148
Eastman Chemical Co.	1,979	208,943
Ecolab, Inc.	1,750	239,873
FMC Corp.	383	29,326
Huntsman Corp.	2,462	72,014
International Flavors & Fragrances, Inc.	527	72,152
Monsanto Co.	3,524	411,216
Mosaic Co. (The)	2,532	61,477
PPG Industries, Inc.	2,029	226,436
Praxair, Inc.	1,972	284,560
Sherwin-Williams Co. (The)	507	198,805
Westlake Chemical Corp.	1,119	124,377

Total Chemicals		2,895,368
Commercial Services & Supplies – 0.3%
Cintas Corp.	568	96,889
Copart, Inc.*	1,225	62,389
Republic Services, Inc.	2,226	147,428
Rollins, Inc.	731	37,303
Waste Management, Inc.	2,962	249,164

Total Commercial Services & Supplies		593,173
Communications Equipment – 1.3%
Arista Networks, Inc.*	324	82,717
Cisco Systems, Inc.	47,592	2,041,221
F5 Networks, Inc.*	572	82,717
Juniper Networks, Inc.	4,092	99,558
Motorola Solutions, Inc.	1,293	136,153

Total Communications Equipment		2,442,366
Construction & Engineering – 0.0%
Jacobs Engineering Group, Inc.	755	44,658
Construction Materials – 0.1%
Martin Marietta Materials, Inc.	362	75,043
Vulcan Materials Co.	523	59,711

Total Construction Materials		134,754
Consumer Finance – 1.3%
Ally Financial, Inc.	6,290	170,773
American Express Co.	8,648	806,685
Capital One Financial Corp.	6,689	640,940
Discover Financial Services	5,487	394,680
Synchrony Financial	10,335	346,533

Total Consumer Finance		2,359,611
Containers & Packaging – 0.4%
Avery Dennison Corp.	702	74,588
Ball Corp.	1,238	49,161
Berry Global Group, Inc.*	999	54,755
Crown Holdings, Inc.*	1,552	78,764
International Paper Co.	3,568	190,638
Packaging Corp. of America	805	90,724
Sealed Air Corp.	831	35,558
WestRock Co.	1,978	126,928

Total Containers & Packaging		701,116
Distributors – 0.1%
Genuine Parts Co.	1,310	117,691
LKQ Corp.*	2,353	89,296

Total Distributors		206,987
Diversified Financial Services – 1.9%
Berkshire Hathaway, Inc. Class B*	17,455	3,481,923
Leucadia National Corp.	3,946	89,693

Total Diversified Financial Services		3,571,616
Diversified Telecommunication Services – 2.8%
AT&T, Inc.	64,194	2,288,516
CenturyLink, Inc.	4,068	66,838
Verizon Communications, Inc.	57,188	2,734,730
Zayo Group Holdings, Inc.*	450	15,372

Total Diversified Telecommunication Services		5,105,456
Electric Utilities – 1.9%
Alliant Energy Corp.	1,805	73,752
American Electric Power Co., Inc.	4,469	306,529
Avangrid, Inc.	2,267	115,889
Duke Energy Corp.	5,575	431,895
Edison International	3,654	232,613
Eversource Energy	2,852	168,040
Exelon Corp.	9,313	363,300
NextEra Energy, Inc.	4,821	787,414
PG&E Corp.	8,323	365,629
Pinnacle West Capital Corp.	1,021	81,476
PPL Corp.	8,085	228,725
Southern Co. (The)	1,992	88,963
Westar Energy, Inc.	1,064	55,956
Xcel Energy, Inc.	4,288	195,018

Total Electric Utilities		3,495,199
Electrical Equipment – 0.3%
AMETEK, Inc.	1,464	111,220
Emerson Electric Co.	4,551	310,833
Rockwell Automation, Inc.	803	139,883

Total Electrical Equipment		561,936
Electronic Equipment, Instruments & Components – 0.5%
Amphenol Corp. Class A	1,999	172,174

See Notes to Financial Statements.

WisdomTree Domestic Equity Funds	25

Schedule of Investments (continued)

WisdomTree U.S. Earnings 500 Fund (EPS)

March 31, 2018

Investments	Shares	Value
CDW Corp.	1,173	$82,474
Cognex Corp.	653	33,949
Corning, Inc.	13,605	379,307
IPG Photonics Corp.*	326	76,082
Keysight Technologies, Inc.*	1,046	54,800
Trimble, Inc.*	821	29,458
Universal Display Corp.(a)	94	9,494

Total Electronic Equipment, Instruments & Components		837,738
Energy Equipment & Services – 0.0%
Halliburton Co.	1,070	50,226
Equity Real Estate Investment Trusts (REITs) – 1.6%
Alexandria Real Estate Equities, Inc.	107	13,363
American Tower Corp.	1,447	210,307
AvalonBay Communities, Inc.	877	144,231
Boston Properties, Inc.	714	87,979
Camden Property Trust	328	27,611
Crown Castle International Corp.	722	79,138
Digital Realty Trust, Inc.	340	35,829
Duke Realty Corp.	1,662	44,010
Equinix, Inc.	93	38,887
Equity LifeStyle Properties, Inc.	351	30,807
Equity Residential	2,120	130,634
Essex Property Trust, Inc.	383	92,180
Extra Space Storage, Inc.	713	62,288
Federal Realty Investment Trust	396	45,980
Gaming and Leisure Properties, Inc.	1,865	62,421
GGP, Inc.	5,386	110,198
HCP, Inc.	3,751	87,136
Host Hotels & Resorts, Inc.	5,590	104,198
Iron Mountain, Inc.	933	30,658
Kimco Realty Corp.	3,873	55,771
Macerich Co. (The)	459	25,713
Mid-America Apartment Communities, Inc.	403	36,770
Prologis, Inc.	4,911	309,344
Public Storage	1,018	203,997
Realty Income Corp.	1,049	54,265
Regency Centers Corp.	332	19,581
SBA Communications Corp.*	150	25,638
Simon Property Group, Inc.	1,979	305,459
SL Green Realty Corp.	212	20,528
UDR, Inc.	1,298	46,235
Ventas, Inc.	3,366	166,718
Vornado Realty Trust	1,869	125,784
Welltower, Inc.	2,474	134,660
Weyerhaeuser Co.	2,000	70,000

Total Equity Real Estate Investment Trusts (REITs)		3,038,318
Food & Staples Retailing – 2.3%
Costco Wholesale Corp.	2,566	483,511
CVS Health Corp.	12,742	792,680
Kroger Co. (The)	10,496	251,274
Sysco Corp.	3,434	205,903
Walgreens Boots Alliance, Inc.	10,409	681,477
Walmart, Inc.	21,730	1,933,318

Total Food & Staples Retailing		4,348,163
Food Products – 1.5%
Archer-Daniels-Midland Co.	5,500	238,535
Campbell Soup Co.	3,892	168,563
Conagra Brands, Inc.	3,421	126,166
General Mills, Inc.	5,385	242,648
Hershey Co. (The)	1,190	117,762
Hormel Foods Corp.(a)	4,218	144,762
Ingredion, Inc.	692	89,213
J.M. Smucker Co. (The)	986	122,274
Kellogg Co.	2,148	139,641
Kraft Heinz Co. (The)	9,256	576,556
Lamb Weston Holdings, Inc.	1,044	60,782
McCormick & Co., Inc. Non-Voting Shares	817	86,921
Mondelez International, Inc. Class A	8,602	358,961
Pilgrim’s Pride Corp.*	3,055	75,184
Tyson Foods, Inc. Class A	3,913	286,392

Total Food Products		2,834,360
Gas Utilities – 0.1%
Atmos Energy Corp.	757	63,770
UGI Corp.	1,574	69,917

Total Gas Utilities		133,687
Health Care Equipment & Supplies – 1.5%
Abbott Laboratories	6,573	393,854
ABIOMED, Inc.*	84	24,443
Align Technology, Inc.*	220	55,249
Baxter International, Inc.	2,962	192,648
Becton, Dickinson and Co.	896	194,163
Boston Scientific Corp.*	7,558	206,485
Cooper Cos., Inc. (The)	269	61,550
Danaher Corp.	4,669	457,142
Edwards Lifesciences Corp.*	1,134	158,216
Hologic, Inc.*	3,193	119,290
IDEXX Laboratories, Inc.*	330	63,159
Intuitive Surgical, Inc.*	456	188,250
ResMed, Inc.	780	76,807
Stryker Corp.	2,185	351,610
Teleflex, Inc.	202	51,506
Varian Medical Systems, Inc.*	448	54,947
Zimmer Biomet Holdings, Inc.	1,108	120,816

Total Health Care Equipment & Supplies		2,770,135
Health Care Providers & Services – 3.4%
Aetna, Inc.	1,819	307,411
AmerisourceBergen Corp.	2,054	177,075
Anthem, Inc.	2,506	550,568
Cardinal Health, Inc.	3,523	220,822
Centene Corp.*	1,531	163,618
Cigna Corp.	2,064	346,215
DaVita, Inc.*	1,811	119,417
Express Scripts Holding Co.*	9,717	671,251
HCA Healthcare, Inc.	5,390	522,830

See Notes to Financial Statements.

26	WisdomTree Domestic Equity Funds

Schedule of Investments (continued)

WisdomTree U.S. Earnings 500 Fund (EPS)

March 31, 2018

Investments	Shares	Value
Henry Schein, Inc.*	1,473	$99,000
Humana, Inc.	1,325	356,200
Laboratory Corp. of America Holdings*	889	143,796
McKesson Corp.	5,893	830,147
Quest Diagnostics, Inc.	1,246	124,974
UnitedHealth Group, Inc.	7,079	1,514,906
Universal Health Services, Inc. Class B	1,143	135,343
WellCare Health Plans, Inc.*	313	60,606

Total Health Care Providers & Services		6,344,179
Health Care Technology – 0.1%
Cerner Corp.*	1,806	104,748
Hotels, Restaurants & Leisure – 1.6%
Aramark	1,562	61,793
Chipotle Mexican Grill, Inc.*	86	27,787
Darden Restaurants, Inc.	1,015	86,529
Domino’s Pizza, Inc.	246	57,456
Hilton Worldwide Holdings, Inc.	83	6,537
Las Vegas Sands Corp.	5,452	391,999
Marriott International, Inc. Class A	1,978	268,968
McDonald’s Corp.	6,060	947,663
MGM Resorts International	3,204	112,204
Starbucks Corp.	9,156	530,041
Vail Resorts, Inc.	157	34,807
Wyndham Worldwide Corp.	972	111,226
Wynn Resorts Ltd.	406	74,038
Yum! Brands, Inc.	2,692	229,170

Total Hotels, Restaurants & Leisure		2,940,218
Household Durables – 0.6%
D.R. Horton, Inc.	3,792	166,241
Lennar Corp. Class A	2,420	142,635
Mohawk Industries, Inc.*	635	147,459
Newell Brands, Inc.	7,464	190,183
NVR, Inc.*	29	81,200
PulteGroup, Inc.	3,559	104,955
Toll Brothers, Inc.	1,711	74,001
Whirlpool Corp.	852	130,450

Total Household Durables		1,037,124
Household Products – 1.4%
Church & Dwight Co., Inc.	1,668	84,000
Clorox Co. (The)	934	124,325
Colgate-Palmolive Co.	5,735	411,085
Kimberly-Clark Corp.	3,287	361,997
Procter & Gamble Co. (The)	20,103	1,593,766

Total Household Products		2,575,173
Industrial Conglomerates – 1.7%
3M Co.	4,237	930,106
General Electric Co.	88,212	1,189,098
Honeywell International, Inc.	6,244	902,320
Roper Technologies, Inc.	505	141,749

Total Industrial Conglomerates		3,163,273
Insurance – 2.7%
Aflac, Inc.	11,584	506,916
Alleghany Corp.	6	3,687
Allstate Corp. (The)	4,845	459,306
American Financial Group, Inc.	1,197	134,327
Arthur J. Gallagher & Co.	1,346	92,511
Cincinnati Financial Corp.	1,260	93,568
CNA Financial Corp.	3,095	152,738
FNF Group	2,645	105,853
Hartford Financial Services Group, Inc. (The)	1,678	86,451
Lincoln National Corp.	3,373	246,431
Loews Corp.	3,536	175,845
Markel Corp.*	13	15,213
Marsh & McLennan Cos., Inc.	4,135	341,510
MetLife, Inc.	6,054	277,818
Principal Financial Group, Inc.	4,530	275,922
Progressive Corp. (The)	4,774	290,880
Prudential Financial, Inc.	6,794	703,519
Reinsurance Group of America, Inc.	888	136,752
Torchmark Corp.	1,167	98,226
Travelers Cos., Inc. (The)	3,241	450,045
Unum Group	3,152	150,067
W.R. Berkley Corp.	1,465	106,505

Total Insurance		4,904,090
Internet & Catalog Retail – 0.8%
Amazon.com, Inc.*	314	454,465
Booking Holdings, Inc.*	381	792,629
Expedia Group, Inc.	657	72,539
Liberty Interactive Corp., QVC Group Class A*	3,666	92,273
Netflix, Inc.*	442	130,545

Total Internet & Catalog Retail		1,542,451
Internet Software & Services – 4.3%
Akamai Technologies, Inc.*	884	62,746
Alphabet, Inc. Class A*	3,675	3,811,490
eBay, Inc.*	36,785	1,480,228
Facebook, Inc. Class A*	15,609	2,494,162
IAC/InterActiveCorp*	528	82,569
VeriSign, Inc.*	763	90,461

Total Internet Software & Services		8,021,656
IT Services – 3.5%
Alliance Data Systems Corp.	421	89,614
Automatic Data Processing, Inc.	2,776	315,021
Broadridge Financial Solutions, Inc.	754	82,706
Cognizant Technology Solutions Corp. Class A	4,907	395,014
DXC Technology Co.	597	60,016
Fidelity National Information Services, Inc.	1,060	102,078
Fiserv, Inc.*	2,594	184,978
FleetCor Technologies, Inc.*	527	106,718
Global Payments, Inc.	448	49,961
International Business Machines Corp.	13,318	2,043,381
Jack Henry & Associates, Inc.	401	48,501
Leidos Holdings, Inc.	953	62,326
MasterCard, Inc. Class A	5,689	996,485
Paychex, Inc.	2,156	132,788

See Notes to Financial Statements.

WisdomTree Domestic Equity Funds	27

Schedule of Investments (continued)

WisdomTree U.S. Earnings 500 Fund (EPS)

March 31, 2018

Investments	Shares	Value
PayPal Holdings, Inc.*	3,971	$301,280
Total System Services, Inc.	1,070	92,298
Visa, Inc. Class A	10,544	1,261,273
Western Union Co. (The)	7,827	150,513
Worldpay, Inc. Class A*	596	49,015

Total IT Services		6,523,966
Leisure Products – 0.1%
Hasbro, Inc.	1,203	101,413
Polaris Industries, Inc.	261	29,890

Total Leisure Products		131,303
Life Sciences Tools & Services – 0.5%
Agilent Technologies, Inc.	1,830	122,427
Illumina, Inc.*	642	151,782
IQVIA Holdings, Inc.*	171	16,777
Mettler-Toledo International, Inc.*	131	75,329
PerkinElmer, Inc.	635	48,082
Thermo Fisher Scientific, Inc.	2,316	478,161
Waters Corp.*	518	102,901

Total Life Sciences Tools & Services		995,459
Machinery – 1.4%
Caterpillar, Inc.	1,836	270,590
Cummins, Inc.	1,791	290,303
Deere & Co.	2,590	402,279
Dover Corp.	1,263	124,052
Fortive Corp.	2,344	181,707
IDEX Corp.	440	62,704
Illinois Tool Works, Inc.	2,445	383,034
PACCAR, Inc.	3,479	230,205
Parker-Hannifin Corp.	1,016	173,766
Snap-on, Inc.	609	89,852
Stanley Black & Decker, Inc.	1,328	203,450
WABCO Holdings, Inc.*	369	49,398
Xylem, Inc.	866	66,613

Total Machinery		2,527,953
Media – 3.4%
CBS Corp. Class B Non-Voting Shares	4,955	254,638
Charter Communications, Inc. Class A*	461	143,472
Comcast Corp. Class A	48,608	1,660,935
DISH Network Corp. Class A*	4,996	189,298
Interpublic Group of Cos., Inc. (The)	5,155	118,720
Liberty Broadband Corp. Class C*	75	6,427
Liberty Media Corp – Liberty SiriusXM Series C*	1,472	60,131
Omnicom Group, Inc.	2,919	212,124
Sirius XM Holdings, Inc.(a)	28,551	178,158
Time Warner, Inc.	8,385	793,053
Twenty-First Century Fox, Inc. Class A	16,608	609,348
Viacom, Inc. Class B	11,640	361,538
Walt Disney Co. (The)	16,031	1,610,154

Total Media		6,197,996
Metals & Mining – 0.3%
Freeport-McMoRan, Inc.*	12,563	220,732
Newmont Mining Corp.	315	12,307
Nucor Corp.	3,290	200,986
Steel Dynamics, Inc.	2,342	103,563

Total Metals & Mining		537,588
Multi-Utilities – 0.8%
Ameren Corp.	1,823	103,236
CenterPoint Energy, Inc.	3,724	102,038
CMS Energy Corp.	2,037	92,256
Consolidated Edison, Inc.	2,554	199,059
Dominion Energy, Inc.	4,653	313,752
DTE Energy Co.	1,541	160,880
NiSource, Inc.	1,919	45,883
Public Service Enterprise Group, Inc.	1,874	94,150
Sempra Energy	1,808	201,086
WEC Energy Group, Inc.	2,639	165,465

Total Multi-Utilities		1,477,805
Multiline Retail – 0.6%
Dollar General Corp.	2,428	227,140
Dollar Tree, Inc.*	1,667	158,198
Kohl’s Corp.	2,330	152,638
Target Corp.	7,877	546,900

Total Multiline Retail		1,084,876
Oil, Gas & Consumable Fuels – 3.0%
Andeavor	1,206	121,275
Apache Corp.	2,947	113,401
Chevron Corp.	9,968	1,136,751
Cimarex Energy Co.	598	55,913
Concho Resources, Inc.*	717	107,787
ConocoPhillips	125	7,411
Devon Energy Corp.	7,334	233,148
Diamondback Energy, Inc.*	630	79,708
EQT Corp.	90	4,276
Exxon Mobil Corp.	28,910	2,156,975
HollyFrontier Corp.	1,306	63,811
Kinder Morgan, Inc.	12,621	190,072
Marathon Petroleum Corp.	4,619	337,695
Occidental Petroleum Corp.	1,424	92,503
ONEOK, Inc.	1,390	79,119
Phillips 66	3,742	358,933
Pioneer Natural Resources Co.	131	22,503
Valero Energy Corp.	4,343	402,900
Williams Cos., Inc. (The)	2,904	72,193

Total Oil, Gas & Consumable Fuels		5,636,374
Personal Products – 0.2%
Estee Lauder Cos., Inc. (The) Class A	2,061	308,573
Pharmaceuticals – 3.5%
Bristol-Myers Squibb Co.	11,446	723,959
Eli Lilly & Co.	4,742	366,889
Johnson & Johnson	21,322	2,732,414
Merck & Co., Inc.	10,833	590,073
Pfizer, Inc.	50,841	1,804,347
Zoetis, Inc.	2,354	196,583

Total Pharmaceuticals		6,414,265

See Notes to Financial Statements.

28	WisdomTree Domestic Equity Funds

Schedule of Investments (continued)

WisdomTree U.S. Earnings 500 Fund (EPS)

March 31, 2018

Investments	Shares	Value
Professional Services – 0.2%
CoStar Group, Inc.*	80	$29,014
Equifax, Inc.	827	97,429
ManpowerGroup, Inc.	628	72,283
TransUnion*	769	43,664
Verisk Analytics, Inc.*	937	97,448

Total Professional Services		339,838
Real Estate Management & Development – 0.1%
CBRE Group, Inc. Class A*	3,265	154,173
Road & Rail – 1.0%
CSX Corp.	5,845	325,625
JB Hunt Transport Services, Inc.	741	86,808
Kansas City Southern	922	101,282
Norfolk Southern Corp.	2,418	328,316
Old Dominion Freight Line, Inc.	488	71,721
Union Pacific Corp.	6,456	867,880

Total Road & Rail		1,781,632
Semiconductors & Semiconductor Equipment – 4.6%
Analog Devices, Inc.	1,582	144,168
Applied Materials, Inc.	12,190	677,886
Intel Corp.	58,619	3,052,878
KLA-Tencor Corp.	1,798	196,000
Lam Research Corp.	1,977	401,647
Maxim Integrated Products, Inc.	2,045	123,150
Microchip Technology, Inc.(a)	1,239	113,195
Micron Technology, Inc.*	21,528	1,122,470
NVIDIA Corp.	2,483	575,038
ON Semiconductor Corp.*	3,604	88,154
QUALCOMM, Inc.	13,411	743,104
Skyworks Solutions, Inc.	1,948	195,306
Teradyne, Inc.	1,868	85,386
Texas Instruments, Inc.	7,865	817,095
Xilinx, Inc.	1,718	124,108

Total Semiconductors & Semiconductor Equipment		8,459,585
Software – 4.4%
Activision Blizzard, Inc.	3,297	222,416
Adobe Systems, Inc.*	1,675	361,934
ANSYS, Inc.*	367	57,505
CA, Inc.	4,000	135,600
Cadence Design Systems, Inc.*	1,132	41,624
CDK Global, Inc.	748	47,378
Citrix Systems, Inc.*	1,043	96,790
Electronic Arts, Inc.*	2,085	252,786
Intuit, Inc.	1,143	198,139
Microsoft Corp.	50,317	4,592,433
Oracle Corp.	35,911	1,642,928
Red Hat, Inc.*	498	74,456
salesforce.com, Inc.*	34	3,954
SS&C Technologies Holdings, Inc.	953	51,119
Synopsys, Inc.*	321	26,720
Take-Two Interactive Software, Inc.*	203	19,849
VMware, Inc. Class A*	2,054	249,089

Total Software		8,074,720
Specialty Retail – 2.2%
AutoZone, Inc.*	328	212,770
Best Buy Co., Inc.	3,535	247,415
CarMax, Inc.*	1,824	112,978
Gap, Inc. (The)	4,593	143,302
Home Depot, Inc. (The)	8,603	1,533,399
L Brands, Inc.	3,013	115,127
Lowe’s Cos., Inc.	7,525	660,319
O’Reilly Automotive, Inc.*	768	189,988
Ross Stores, Inc.	2,872	223,958
Tiffany & Co.	924	90,238
TJX Cos., Inc. (The)	5,949	485,200
Tractor Supply Co.	1,147	72,284
Ulta Salon Cosmetics & Fragrance, Inc.*	374	76,397

Total Specialty Retail		4,163,375
Technology Hardware, Storage & Peripherals – 5.3%
Apple, Inc.	52,396	8,791,001
Hewlett Packard Enterprise Co.	5,206	91,313
HP, Inc.	22,069	483,752
NetApp, Inc.	1,995	123,072
Western Digital Corp.	3,216	296,740

Total Technology Hardware, Storage & Peripherals		9,785,878
Textiles, Apparel & Luxury Goods – 0.7%
NIKE, Inc. Class B	11,813	784,856
PVH Corp.	735	111,301
Tapestry, Inc.	2,120	111,533
VF Corp.	2,893	214,429

Total Textiles, Apparel & Luxury Goods		1,222,119
Tobacco – 2.0%
Altria Group, Inc.	39,805	2,480,647
Philip Morris International, Inc.	12,142	1,206,915

Total Tobacco		3,687,562
Trading Companies & Distributors – 0.2%
Fastenal Co.	1,809	98,753
United Rentals, Inc.*	693	119,702
W.W. Grainger, Inc.	448	126,457

Total Trading Companies & Distributors		344,912
Water Utilities – 0.0%
American Water Works Co., Inc.	1,092	89,686
Wireless Telecommunication Services – 0.2%
T-Mobile U.S., Inc.*	6,310	385,162
TOTAL COMMON STOCKS (Cost: $151,868,969)		184,363,490
EXCHANGE-TRADED FUND – 0.1%
United States – 0.1%
WisdomTree U.S. High Dividend Fund(b) (Cost: $205,098)	3,003	204,565

See Notes to Financial Statements.

WisdomTree Domestic Equity Funds	29

Schedule of Investments (concluded)

WisdomTree U.S. Earnings 500 Fund (EPS)

March 31, 2018

Investments	Shares	Value
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 0.1%
United States – 0.1%
State Street Navigator Securities Lending Government Money Market Portfolio, 1.74%(c) (Cost: $164,281)(d)	164,281	$164,281
TOTAL INVESTMENTS IN SECURITIES – 100.0% (Cost: $152,238,348)		184,732,336
Other Assets less Liabilities – 0.0%		80,412

NET ASSETS – 100.0%		$184,812,748
*	Non-income producing security.

(a)	Security, or portion thereof, was on loan at March 31, 2018 (See Note 2).

(b)	Affiliated company (See Note 3).

(c)	Rate shown represents annualized 7-day yield as of March 31, 2018.

(d)

At March 31, 2018, the total market value of the Fund’s securities on loan was $421,554 and the total market value of the collateral held by the Fund was $431,411. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $267,130.

See Notes to Financial Statements.

30	WisdomTree Domestic Equity Funds

Schedule of Investments

WisdomTree U.S. High Dividend Fund (DHS)

March 31, 2018

Investments	Shares	Value
COMMON STOCKS – 99.4%
United States – 99.4%
Aerospace & Defense – 1.0%
Lockheed Martin Corp.	30,484	$10,301,458
Air Freight & Logistics – 0.8%
United Parcel Service, Inc. Class B	79,154	8,284,258
Automobiles – 1.7%
Ford Motor Co.	770,143	8,533,185
General Motors Co.	215,930	7,846,896
Harley-Davidson, Inc.(a)	18,782	805,372

Total Automobiles		17,185,453
Banks – 4.1%
American National Bankshares, Inc.	1,289	48,466
Ames National Corp.	1,373	37,757
Arrow Financial Corp.	1,363	46,274
Bar Harbor Bankshares	1,970	54,608
BB&T Corp.	86,739	4,513,898
BCB Bancorp, Inc.	2,480	38,812
Blue Hills Bancorp, Inc.	2,789	58,151
Boston Private Financial Holdings, Inc.	8,333	125,412
Bridge Bancorp, Inc.	2,248	75,420
Citizens & Northern Corp.	2,375	54,839
City Holding Co.	2,192	150,284
Community Trust Bancorp, Inc.	2,459	111,147
Financial Institutions, Inc.	2,064	61,094
First Bancorp, Inc.	1,777	49,720
First Hawaiian, Inc.	15,332	426,690
Flushing Financial Corp.	3,387	91,314
FNB Corp.	42,705	574,382
Hanmi Financial Corp.	3,132	96,309
Heritage Commerce Corp.	1,130	18,622
Hope Bancorp, Inc.	13,670	248,657
Huntington Bancshares, Inc.	133,127	2,010,218
National Bankshares, Inc.	917	41,311
Old National Bancorp	17,009	287,452
PacWest Bancorp	21,733	1,076,435
Park National Corp.	1,881	195,173
Penns Woods Bancorp, Inc.	655	27,713
People’s United Financial, Inc.	50,852	948,898
Peoples Financial Services Corp.	940	42,911
Premier Financial Bancorp, Inc.	1,669	31,060
Sandy Spring Bancorp, Inc.	3,645	141,280
Southside Bancshares, Inc.	3,803	132,116
Trustmark Corp.	6,699	208,741
Umpqua Holdings Corp.	28,339	606,738
United Bankshares, Inc.	15,608	550,182
Univest Corp. of Pennsylvania	3,991	110,551
Valley National Bancorp	40,402	503,409
Washington Trust Bancorp, Inc.	1,710	91,912
Wells Fargo & Co.	537,338	28,161,885
WesBanco, Inc.	4,024	170,215
West Bancorporation, Inc.	2,573	65,869

Total Banks		42,285,925
Beverages – 4.1%
Coca-Cola Co. (The)	577,366	25,075,005
PepsiCo, Inc.	163,279	17,821,903

Total Beverages		42,896,908
Biotechnology – 2.9%
AbbVie, Inc.	196,939	18,640,276
Gilead Sciences, Inc.	151,873	11,449,706

Total Biotechnology		30,089,982
Capital Markets – 0.3%
Arlington Asset Investment Corp. Class A(a)	12,835	141,698
Artisan Partners Asset Management, Inc. Class A	12,107	403,163
BGC Partners, Inc. Class A	52,847	710,792
Federated Investors, Inc. Class B	14,689	490,612
Gain Capital Holdings, Inc.(a)	5,664	38,232
Legg Mason, Inc.	9,158	372,273
Moelis & Co. Class A	3,249	165,212
Virtu Financial, Inc. Class A(a)	19,515	643,995
Waddell & Reed Financial, Inc. Class A(a)	21,280	430,069
Westwood Holdings Group, Inc.	1,455	82,193

Total Capital Markets		3,478,239
Chemicals – 0.1%
CF Industries Holdings, Inc.	32,404	1,222,603
Innophos Holdings, Inc.	2,606	104,787

Total Chemicals		1,327,390
Commercial Services & Supplies – 0.3%
Covanta Holding Corp.	36,447	528,481
Ennis, Inc.	3,691	72,713
Essendant, Inc.	9,281	72,392
HNI Corp.	5,269	190,158
KAR Auction Services, Inc.	15,896	861,563
Knoll, Inc.	5,145	103,878
LSC Communications, Inc.	7,800	136,110
Pitney Bowes, Inc.	51,128	556,784
Quad/Graphics, Inc.	7,119	180,467
RR Donnelley & Sons Co.	16,998	148,392
Steelcase, Inc. Class A	9,405	127,908

Total Commercial Services & Supplies		2,978,846
Communications Equipment – 2.6%
Cisco Systems, Inc.	634,523	27,214,691
Consumer Finance – 0.1%
Navient Corp.	53,163	697,499
Containers & Packaging – 0.6%
Greif, Inc. Class B	2,989	174,109
International Paper Co.	56,813	3,035,519
Myers Industries, Inc.	4,358	92,172
Sonoco Products Co.	11,582	561,727
WestRock Co.	29,650	1,902,640

Total Containers & Packaging		5,766,167
Distributors – 0.2%
Genuine Parts Co.	17,355	1,559,173

See Notes to Financial Statements.

WisdomTree Domestic Equity Funds	31

Schedule of Investments (continued)

WisdomTree U.S. High Dividend Fund (DHS)

March 31, 2018

Investments	Shares	Value
Weyco Group, Inc.	1,309	$43,983

Total Distributors		1,603,156
Diversified Consumer Services – 0.1%
Collectors Universe, Inc.	2,030	31,891
H&R Block, Inc.	32,958	837,463

Total Diversified Consumer Services		869,354
Diversified Telecommunication Services – 9.2%
AT&T, Inc.	1,361,279	48,529,596
CenturyLink, Inc.	529,283	8,696,120
Cogent Communications Holdings, Inc.	7,910	343,294
Consolidated Communications Holdings, Inc.	33,218	364,069
IDT Corp. Class B*	5,844	36,642
Verizon Communications, Inc.	783,050	37,445,451

Total Diversified Telecommunication Services		95,415,172
Electric Utilities – 5.9%
ALLETE, Inc.	6,134	443,182
Alliant Energy Corp.	27,990	1,143,671
American Electric Power Co., Inc.	67,442	4,625,847
Avangrid, Inc.	45,095	2,305,256
Duke Energy Corp.	118,683	9,194,372
Edison International	39,966	2,544,236
Entergy Corp.	33,060	2,604,467
Eversource Energy	41,198	2,427,386
Exelon Corp.	131,962	5,147,838
FirstEnergy Corp.	80,392	2,734,132
Great Plains Energy, Inc.	33,554	1,066,682
Hawaiian Electric Industries, Inc.	15,961	548,739
NextEra Energy, Inc.	48,976	7,999,250
OGE Energy Corp.	31,360	1,027,667
Otter Tail Corp.	4,684	203,051
Pinnacle West Capital Corp.	15,123	1,206,815
Portland General Electric Co.	10,217	413,891
PPL Corp.	128,920	3,647,147
Southern Co. (The)	188,407	8,414,257
Westar Energy, Inc.	16,297	857,059
Xcel Energy, Inc.	61,851	2,812,983

Total Electric Utilities		61,367,928
Electrical Equipment – 0.5%
Emerson Electric Co.	79,535	5,432,241
General Cable Corp.	7,074	209,390
Powell Industries, Inc.	1,794	48,151

Total Electrical Equipment		5,689,782
Electronic Equipment, Instruments & Components – 0.0%
AVX Corp.	18,028	298,363
Daktronics, Inc.	8,197	72,216

Total Electronic Equipment, Instruments & Components		370,579
Energy Equipment & Services – 0.1%
Archrock, Inc.	9,786	85,628
Helmerich & Payne, Inc.	21,788	1,450,209

Total Energy Equipment & Services		1,535,837
Equity Real Estate Investment Trusts (REITs) – 13.3%
Acadia Realty Trust	13,138	323,195
Agree Realty Corp.	4,263	204,795
Alexander’s, Inc.	893	340,438
Alexandria Real Estate Equities, Inc.	10,291	1,285,243
American Assets Trust, Inc.	4,697	156,927
American Campus Communities, Inc.	22,276	860,299
Apartment Investment & Management Co. Class A	20,952	853,794
Apple Hospitality REIT, Inc.	55,567	976,312
Armada Hoffler Properties, Inc.	7,192	98,458
Ashford Hospitality Prime, Inc.	7,993	77,692
Ashford Hospitality Trust, Inc.	28,553	184,452
AvalonBay Communities, Inc.	17,720	2,914,231
Bluerock Residential Growth REIT, Inc.	7,727	65,679
Brandywine Realty Trust	27,217	432,206
Brixmor Property Group, Inc.	74,339	1,133,670
Camden Property Trust	13,039	1,097,623
CareTrust REIT, Inc.	10,737	143,876
CatchMark Timber Trust, Inc. Class A	6,514	81,230
CBL & Associates Properties, Inc.(a)	81,120	338,270
Cedar Realty Trust, Inc.	12,169	47,946
Chatham Lodging Trust	10,672	204,369
Chesapeake Lodging Trust	14,037	390,369
CIM Commercial Trust Corp.	3,154	39,898
Colony NorthStar, Inc. Class A	195,610	1,099,328
Columbia Property Trust, Inc.	26,397	540,083
Community Healthcare Trust, Inc.	3,179	81,827
CoreCivic, Inc.	39,178	764,755
CorEnergy Infrastructure Trust, Inc.	4,091	153,576
CoreSite Realty Corp.	4,317	432,822
Corporate Office Properties Trust	15,991	413,048
Cousins Properties, Inc.	57,404	498,267
Crown Castle International Corp.	64,241	7,041,456
CubeSmart	27,540	776,628
CyrusOne, Inc.	11,149	570,940
DDR Corp.	149,963	1,099,229
DiamondRock Hospitality Co.	36,739	383,555
Digital Realty Trust, Inc.	28,778	3,032,626
Duke Realty Corp.	41,797	1,106,785
Easterly Government Properties, Inc.	6,485	132,294
EastGroup Properties, Inc.	4,297	355,190
Education Realty Trust, Inc.	13,197	432,202
EPR Properties	17,801	986,175
Equity Residential	45,765	2,820,039
Essex Property Trust, Inc.	7,784	1,873,453
Extra Space Storage, Inc.	20,456	1,787,036
Farmland Partners, Inc.(a)	6,606	55,160
Federal Realty Investment Trust	9,004	1,045,454
First Industrial Realty Trust, Inc.	12,503	365,463
Four Corners Property Trust, Inc.	10,881	251,242
Franklin Street Properties Corp.	30,543	256,867
Gaming and Leisure Properties, Inc.	62,667	2,097,464
GEO Group, Inc. (The)	38,430	786,662

See Notes to Financial Statements.

32	WisdomTree Domestic Equity Funds

Schedule of Investments (continued)

WisdomTree U.S. High Dividend Fund (DHS)

March 31, 2018

Investments	Shares	Value
Getty Realty Corp.	7,290	$183,854
GGP, Inc.	147,666	3,021,246
Gladstone Commercial Corp.	8,983	155,765
Global Medical REIT, Inc.(a)	7,042	48,942
Global Net Lease, Inc.	26,931	454,595
Government Properties Income Trust	36,524	498,918
Gramercy Property Trust	35,138	763,549
HCP, Inc.	105,202	2,443,842
Healthcare Realty Trust, Inc.	18,749	519,535
Healthcare Trust of America, Inc. Class A	32,279	853,780
Hersha Hospitality Trust(a)	9,015	161,368
Highwoods Properties, Inc.	14,397	630,877
Hospitality Properties Trust	46,392	1,175,573
Host Hotels & Resorts, Inc.	124,038	2,312,068
Hudson Pacific Properties, Inc.	17,013	553,433
Independence Realty Trust, Inc.	20,720	190,210
InfraREIT, Inc.	8,946	173,821
Investors Real Estate Trust	35,605	184,790
Iron Mountain, Inc.	65,371	2,148,091
JBG SMITH Properties	11,297	380,822
Jernigan Capital, Inc.(a)	3,516	63,640
Kimco Realty Corp.	104,828	1,509,523
Kite Realty Group Trust	22,258	338,989
Lamar Advertising Co. Class A	14,844	944,969
LaSalle Hotel Properties	29,438	853,996
Lexington Realty Trust	67,543	531,563
Liberty Property Trust	24,218	962,181
Life Storage, Inc.	8,030	670,666
LTC Properties, Inc.	7,069	268,622
Macerich Co. (The)	25,651	1,436,969
Mack-Cali Realty Corp.	11,845	197,930
MedEquities Realty Trust, Inc.	8,692	91,353
Medical Properties Trust, Inc.	104,720	1,361,360
Mid-America Apartment Communities, Inc.	15,316	1,397,432
Monmouth Real Estate Investment Corp.	12,195	183,413
National Health Investors, Inc.	8,224	553,393
National Retail Properties, Inc.	27,860	1,093,784
National Storage Affiliates Trust	6,212	155,797
New Senior Investment Group, Inc.	41,566	340,010
NexPoint Residential Trust, Inc.	5,366	133,291
NorthStar Realty Europe Corp.	11,377	148,129
Omega Healthcare Investors, Inc.(a)	75,242	2,034,544
One Liberty Properties, Inc.	4,891	108,091
Outfront Media, Inc.	34,384	644,356
Park Hotels & Resorts, Inc.	51,892	1,402,122
Pebblebrook Hotel Trust	13,140	451,359
Pennsylvania Real Estate Investment Trust(a)	20,898	201,666
Physicians Realty Trust	35,950	559,741
Piedmont Office Realty Trust, Inc. Class A	22,686	399,047
PotlatchDeltic Corp.	5,498	286,171
Preferred Apartment Communities, Inc. Class A	5,523	78,371
Prologis, Inc.	60,433	3,806,675
Public Storage	27,405	5,491,688
QTS Realty Trust, Inc. Class A	4,979	180,339
Ramco-Gershenson Properties Trust	16,156	199,688
Rayonier, Inc.	16,817	591,622
Realty Income Corp.	53,602	2,772,831
Regency Centers Corp.	21,708	1,280,338
Retail Opportunity Investments Corp.	15,980	282,367
Retail Properties of America, Inc. Class A	47,040	548,486
RLJ Lodging Trust	42,725	830,574
Ryman Hospitality Properties, Inc.	9,342	723,538
Sabra Health Care REIT, Inc.	66,841	1,179,744
Safety Income & Growth, Inc.(a)	2,612	41,766
Saul Centers, Inc.	2,698	137,517
Select Income REIT	29,565	575,926
Senior Housing Properties Trust	78,238	1,225,207
Simon Property Group, Inc.	58,818	9,078,558
SL Green Realty Corp.	11,742	1,136,978
Spirit Realty Capital, Inc.	155,159	1,204,034
STAG Industrial, Inc.	19,382	463,617
STORE Capital Corp.	36,386	903,101
Summit Hotel Properties, Inc.	18,672	254,126
Sun Communities, Inc.	9,851	900,086
Tanger Factory Outlet Centers, Inc.	20,225	444,950
Taubman Centers, Inc.	10,110	575,360
Tier REIT, Inc.	8,633	159,538
UDR, Inc.	36,011	1,282,712
UMH Properties, Inc.	8,030	107,682
Uniti Group, Inc.(a)	83,138	1,350,992
Universal Health Realty Income Trust	2,158	129,696
Urban Edge Properties	15,920	339,892
Urstadt Biddle Properties, Inc. Class A	6,116	118,039
Ventas, Inc.	72,481	3,589,984
VEREIT, Inc.	275,036	1,914,251
Vornado Realty Trust	23,785	1,600,730
W.P. Carey, Inc.	27,726	1,718,735
Washington Prime Group, Inc.	90,133	601,187
Washington Real Estate Investment Trust	11,664	318,427
Weingarten Realty Investors	24,397	685,068
Welltower, Inc.	80,623	4,388,310
Weyerhaeuser Co.	112,514	3,937,990
Whitestone REIT(a)	10,381	107,859
Xenia Hotels & Resorts, Inc.	23,172	456,952

Total Equity Real Estate Investment Trusts (REITs)		137,385,315
Food & Staples Retailing – 0.0%
Village Super Market, Inc. Class A	2,323	61,257
Weis Markets, Inc.	2,748	112,613

Total Food & Staples Retailing		173,870
Food Products – 2.3%
Archer-Daniels-Midland Co.	71,674	3,108,501
B&G Foods, Inc.(a)	14,647	347,134
Campbell Soup Co.	34,430	1,491,163
Dean Foods Co.	10,340	89,131
Flowers Foods, Inc.	28,661	626,530
General Mills, Inc.	82,762	3,729,256
J.M. Smucker Co. (The)	12,294	1,524,579

See Notes to Financial Statements.

WisdomTree Domestic Equity Funds	33

Schedule of Investments (continued)

WisdomTree U.S. High Dividend Fund (DHS)

March 31, 2018

Investments	Shares	Value
Kellogg Co.	46,611	$3,030,181
Kraft Heinz Co. (The)	161,029	10,030,496

Total Food Products		23,976,971
Gas Utilities – 0.2%
National Fuel Gas Co.	9,279	477,405
New Jersey Resources Corp.	9,523	381,872
Northwest Natural Gas Co.	4,132	238,210
South Jersey Industries, Inc.	9,897	278,700
Spire, Inc.	5,895	426,208
WGL Holdings, Inc.	4,976	416,242

Total Gas Utilities		2,218,637
Health Care Equipment & Supplies – 0.0%
Meridian Bioscience, Inc.	6,595	93,649
Health Care Providers & Services – 0.3%
Cardinal Health, Inc.	41,111	2,576,837
National HealthCare Corp.	1,649	98,330
Owens & Minor, Inc.	13,003	202,197
Patterson Cos., Inc.	10,069	223,834

Total Health Care Providers & Services		3,101,198
Hotels, Restaurants & Leisure – 1.3%
Brinker International, Inc.(a)	6,700	241,870
Cracker Barrel Old Country Store, Inc.(a)	2,879	458,337
Darden Restaurants, Inc.	14,739	1,256,500
Dine Brands Global, Inc.	5,355	351,181
Las Vegas Sands Corp.	137,724	9,902,356
Six Flags Entertainment Corp.	15,828	985,451
Speedway Motorsports, Inc.	4,765	84,912

Total Hotels, Restaurants & Leisure		13,280,607
Household Durables – 0.3%
CSS Industries, Inc.	986	17,255
Leggett & Platt, Inc.	16,627	737,574
MDC Holdings, Inc.	8,596	240,000
Newell Brands, Inc.	58,477	1,489,994
Tupperware Brands Corp.	9,768	472,576

Total Household Durables		2,957,399
Household Products – 3.0%
Kimberly-Clark Corp.	46,712	5,144,392
Procter & Gamble Co. (The)	321,899	25,520,153

Total Household Products		30,664,545
Independent Power & Renewable Electricity Producers – 0.2%
AES Corp.	117,989	1,341,535
NRG Yield, Inc. Class A	9,590	157,660
Pattern Energy Group, Inc. Class A	31,302	541,211

Total Independent Power & Renewable Electricity Producers		2,040,406
Industrial Conglomerates – 1.3%
General Electric Co.	980,319	13,214,700
Insurance – 1.9%
American National Insurance Co.	2,584	302,225
AmTrust Financial Services, Inc.(a)	55,426	682,294
Baldwin & Lyons, Inc. Class B	2,439	53,658
Cincinnati Financial Corp.	17,502	1,299,699
Crawford & Co. Class A	5,067	40,637
Donegal Group, Inc. Class A	3,063	48,395
EMC Insurance Group, Inc.	3,162	85,627
Erie Indemnity Co. Class A	4,950	582,318
First American Financial Corp.	15,985	938,000
FNF Group	30,964	1,239,179
HCI Group, Inc.	1,438	54,874
Mercury General Corp.	10,424	478,149
MetLife, Inc.	129,920	5,962,029
Old Republic International Corp.	41,289	885,649
Principal Financial Group, Inc.	32,312	1,968,124
Prudential Financial, Inc.	44,836	4,642,768
Safety Insurance Group, Inc.	2,273	174,680
Stewart Information Services Corp.	2,500	109,850

Total Insurance		19,548,155
Internet Software & Services – 0.0%
Reis, Inc.	1,338	28,700
IT Services – 2.6%
International Business Machines Corp.	148,860	22,839,590
Paychex, Inc.	43,450	2,676,086
Sabre Corp.	30,154	646,803
Western Union Co. (The)	66,602	1,280,756

Total IT Services		27,443,235
Machinery – 0.3%
American Railcar Industries, Inc.(a)	2,524	94,423
Cummins, Inc.	18,176	2,946,148
Miller Industries, Inc.	1,490	37,250

Total Machinery		3,077,821
Marine – 0.0%
Matson, Inc.	4,231	121,176
Media – 0.7%
AMC Entertainment Holdings, Inc. Class A	10,331	145,151
Cinemark Holdings, Inc.	15,039	566,519
Entercom Communications Corp. Class A(a)	16,211	156,436
Entravision Communications Corp. Class A	7,176	33,727
Gannett Co., Inc.	29,591	295,318
Interpublic Group of Cos., Inc. (The)	54,542	1,256,102
Meredith Corp.	5,152	277,178
National CineMedia, Inc.	33,576	174,259
New Media Investment Group, Inc.	18,480	316,747
Omnicom Group, Inc.	30,414	2,210,185
Saga Communications, Inc. Class A	739	27,528
Tribune Media Co. Class A	9,588	388,410
Viacom, Inc. Class B	38,009	1,180,560

Total Media		7,028,120
Metals & Mining – 0.2%
Compass Minerals International, Inc.(a)	5,634	339,730
Haynes International, Inc.	1,509	55,999
Nucor Corp.	33,171	2,026,417
Schnitzer Steel Industries, Inc. Class A	2,795	90,418

Total Metals & Mining		2,512,564

See Notes to Financial Statements.

34	WisdomTree Domestic Equity Funds

Schedule of Investments (continued)

WisdomTree U.S. High Dividend Fund (DHS)

March 31, 2018

Investments	Shares	Value
Multi-Utilities – 3.1%
Ameren Corp.	31,056	$1,758,701
Avista Corp.	8,028	411,435
Black Hills Corp.	6,843	371,575
CenterPoint Energy, Inc.	70,939	1,943,729
CMS Energy Corp.	33,038	1,496,291
Consolidated Edison, Inc.	41,402	3,226,872
Dominion Energy, Inc.	98,033	6,610,365
DTE Energy Co.	23,761	2,480,648
MDU Resources Group, Inc.	22,341	629,122
NiSource, Inc.	38,726	925,939
NorthWestern Corp.	6,957	374,287
Public Service Enterprise Group, Inc.	72,066	3,620,596
SCANA Corp.	30,387	1,141,032
Sempra Energy	29,256	3,253,852
Unitil Corp.	2,649	122,940
Vectren Corp.	10,453	668,156
WEC Energy Group, Inc.	41,020	2,571,954

Total Multi-Utilities		31,607,494
Multiline Retail – 1.1%
Kohl’s Corp.	29,872	1,956,915
Macy’s, Inc.	71,640	2,130,574
Nordstrom, Inc.	21,072	1,020,095
Target Corp.	91,119	6,326,392

Total Multiline Retail		11,433,976
Oil, Gas & Consumable Fuels – 12.1%
Chevron Corp.	283,866	32,372,079
CVR Energy, Inc.(a)	24,687	746,041
Evolution Petroleum Corp.	8,159	65,680
Exxon Mobil Corp.	656,052	48,948,040
Green Plains, Inc.	4,201	70,577
HollyFrontier Corp.	24,304	1,187,493
Kinder Morgan, Inc.	260,399	3,921,609
Marathon Petroleum Corp.	52,127	3,811,005
Murphy Oil Corp.	24,551	634,398
Occidental Petroleum Corp.	141,979	9,222,956
ONEOK, Inc.	89,426	5,090,128
PBF Energy, Inc. Class A	16,511	559,723
Phillips 66	59,156	5,674,243
SemGroup Corp. Class A	21,180	453,252
Targa Resources Corp.	71,922	3,164,568
Valero Energy Corp.	59,488	5,518,702
Williams Cos., Inc. (The)	144,153	3,583,643

Total Oil, Gas & Consumable Fuels		125,024,137
Paper & Forest Products – 0.1%
Domtar Corp.	10,046	427,357
Schweitzer-Mauduit International, Inc.	4,856	190,112

Total Paper & Forest Products		617,469
Personal Products – 0.2%
Coty, Inc. Class A	87,610	1,603,263
Natural Health Trends Corp.(a)	1,364	25,930

Total Personal Products		1,629,193
Pharmaceuticals – 9.2%
Eli Lilly & Co.	111,238	8,606,484
Johnson & Johnson	266,611	34,166,200
Merck & Co., Inc.	390,521	21,271,679
Pfizer, Inc.	887,070	31,482,114

Total Pharmaceuticals		95,526,477
Professional Services – 0.0%
Resources Connection, Inc.	3,319	53,768
Real Estate Management & Development – 0.0%
Kennedy-Wilson Holdings, Inc.	23,032	400,757
Rafael Holdings, Inc. Class B*	2,951	14,310

Total Real Estate Management & Development		415,067
Semiconductors & Semiconductor Equipment – 3.9%
Cypress Semiconductor Corp.	47,907	812,503
Intel Corp.	490,055	25,522,064
Maxim Integrated Products, Inc.	34,786	2,094,813
NVE Corp.	881	73,220
QUALCOMM, Inc.	217,066	12,027,627
Xperi Corp.	6,866	145,216

Total Semiconductors & Semiconductor Equipment		40,675,443
Software – 0.2%
American Software, Inc. Class A	4,007	52,091
CA, Inc.	52,908	1,793,581
TiVo Corp.	19,543	264,808

Total Software		2,110,480
Specialty Retail – 0.8%
Abercrombie & Fitch Co. Class A	10,491	253,987
American Eagle Outfitters, Inc.	19,548	389,592
Barnes & Noble, Inc.	25,506	126,255
Bed Bath & Beyond, Inc.	13,234	277,782
Buckle, Inc. (The)(a)	8,509	188,474
Cato Corp. (The) Class A	7,522	110,874
Chico’s FAS, Inc.	16,515	149,296
DSW, Inc. Class A	10,758	241,625
Finish Line, Inc. (The) Class A	5,653	76,542
Foot Locker, Inc.	12,915	588,149
GameStop Corp. Class A(a)	31,827	401,657
Gap, Inc. (The)	48,428	1,510,954
Guess?, Inc.	22,096	458,271
L Brands, Inc.	49,335	1,885,090
Office Depot, Inc.	56,150	120,722
Penske Automotive Group, Inc.	8,588	380,706
Pier 1 Imports, Inc.	15,269	49,166
Tailored Brands, Inc.	5,142	128,858
Williams-Sonoma, Inc.(a)	9,220	486,447

Total Specialty Retail		7,824,447
Technology Hardware, Storage & Peripherals – 0.8%
HP, Inc.	189,473	4,153,248
Western Digital Corp.	31,441	2,901,061
Xerox Corp.	35,171	1,012,222

Total Technology Hardware, Storage & Peripherals		8,066,531

See Notes to Financial Statements.

WisdomTree Domestic Equity Funds	35

Schedule of Investments (concluded)

WisdomTree U.S. High Dividend Fund (DHS)

March 31, 2018

Investments	Shares	Value
Textiles, Apparel & Luxury Goods – 0.6%
Hanesbrands, Inc.(a)	40,976	$754,778
Tapestry, Inc.	38,025	2,000,495
VF Corp.	42,935	3,182,342

Total Textiles, Apparel & Luxury Goods		5,937,615
Thrifts & Mortgage Finance – 0.3%
Dime Community Bancshares, Inc.	4,690	86,296
New York Community Bancorp, Inc.	99,331	1,294,283
Northwest Bancshares, Inc.	15,770	261,151
Oritani Financial Corp.	7,612	116,844
Provident Financial Services, Inc.	6,518	166,796
TFS Financial Corp.	48,262	708,969
TrustCo Bank Corp.	11,226	94,860
United Financial Bancorp, Inc.	7,118	115,311

Total Thrifts & Mortgage Finance		2,844,510
Tobacco – 4.3%
Altria Group, Inc.	292,129	18,205,479
Philip Morris International, Inc.	259,331	25,777,501
Universal Corp.	3,510	170,235
Vector Group Ltd.(a)	36,776	749,863

Total Tobacco		44,903,078
Trading Companies & Distributors – 0.1%
GATX Corp.	4,090	280,124
H&E Equipment Services, Inc.	6,446	248,106
Watsco, Inc.	3,638	658,369

Total Trading Companies & Distributors		1,186,599
Transportation Infrastructure – 0.1%
Macquarie Infrastructure Corp.	30,553	1,128,322
Wireless Telecommunication Services – 0.0%
Spok Holdings, Inc.	2,662	39,797
TOTAL COMMON STOCKS (Cost: $1,029,438,067)		1,029,250,095
EXCHANGE-TRADED FUND – 0.3%
United States – 0.3%
WisdomTree U.S. Total Dividend Fund(b) (Cost: $2,979,284)	34,310	3,058,050
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 0.6%
United States – 0.6%
State Street Navigator Securities Lending Government Money Market Portfolio, 1.74%(c) (Cost: $5,724,612)(d)	5,724,612	5,724,612
TOTAL INVESTMENTS IN SECURITIES – 100.3% (Cost: $1,038,141,963)		1,038,032,757
Other Assets less Liabilities – (0.3)%		(2,737,576)

NET ASSETS – 100.0%		$1,035,295,181
*	Non-income producing security.

(a)	Security, or portion thereof, was on loan at March 31, 2018 (See Note 2).

(b)	Affiliated company (See Note 3).

(c)	Rate shown represents annualized 7-day yield as of March 31, 2018.

(d)

At March 31, 2018, the total market value of the Fund’s securities on loan was $9,183,070 and the total market value of the collateral held by the Fund was $9,424,018. The total market value of the collateral includes non-cash U.S. Government and U.S. Government Agencies securities collateral having a value of $3,699,406.

See Notes to Financial Statements.

36	WisdomTree Domestic Equity Funds

Schedule of Investments

WisdomTree U.S. LargeCap Dividend Fund (DLN)

March 31, 2018

Investments	Shares	Value
COMMON STOCKS – 99.8%
United States – 99.8%
Aerospace & Defense – 3.2%
Boeing Co. (The)	58,611	$19,217,375
General Dynamics Corp.	24,495	5,410,946
Harris Corp.	9,937	1,602,639
L3 Technologies, Inc.	6,092	1,267,136
Lockheed Martin Corp.	36,096	12,197,921
Northrop Grumman Corp.	11,508	4,017,673
Raytheon Co.	24,716	5,334,207
Rockwell Collins, Inc.	8,023	1,081,902
Textron, Inc.	1,787	105,379
United Technologies Corp.	89,887	11,309,582

Total Aerospace & Defense		61,544,760
Air Freight & Logistics – 0.6%
FedEx Corp.	10,841	2,603,033
United Parcel Service, Inc. Class B	94,664	9,907,534

Total Air Freight & Logistics		12,510,567
Airlines – 0.3%
American Airlines Group, Inc.	18,543	963,494
Delta Air Lines, Inc.	78,213	4,286,855
Southwest Airlines Co.	22,887	1,310,967

Total Airlines		6,561,316
Automobiles – 1.0%
Ford Motor Co.	905,745	10,035,655
General Motors Co.	255,531	9,285,996

Total Automobiles		19,321,651
Banks – 8.0%
Bank of America Corp.	851,345	25,531,837
BB&T Corp.	101,643	5,289,502
Citigroup, Inc.	221,469	14,949,158
Citizens Financial Group, Inc.	40,332	1,693,137
Comerica, Inc.	12,385	1,188,093
Fifth Third Bancorp	72,140	2,290,445
First Republic Bank	5,802	537,323
Huntington Bancshares, Inc.	152,200	2,298,220
JPMorgan Chase & Co.	362,152	39,825,855
KeyCorp	108,359	2,118,418
M&T Bank Corp.	12,787	2,357,411
PNC Financial Services Group, Inc. (The)	49,315	7,458,401
Regions Financial Corp.	117,122	2,176,127
SunTrust Banks, Inc.	55,970	3,808,199
U.S. Bancorp	175,684	8,872,042
Wells Fargo & Co.	639,515	33,516,981

Total Banks		153,911,149
Beverages – 3.0%
Brown-Forman Corp. Class B	16,307	887,101
Coca-Cola Co. (The)	687,326	29,850,568
Constellation Brands, Inc. Class A	8,248	1,879,884
Dr. Pepper Snapple Group, Inc.	21,523	2,547,893
Molson Coors Brewing Co. Class B	18,854	1,420,272
PepsiCo, Inc.	193,207	21,088,544

Total Beverages		57,674,262
Biotechnology – 2.7%
AbbVie, Inc.	233,711	22,120,746
Amgen, Inc.	94,195	16,058,363
Gilead Sciences, Inc.	181,430	13,678,008

Total Biotechnology		51,857,117
Building Products – 0.0%
Masco Corp.	12,928	522,808
Capital Markets – 2.9%
Ameriprise Financial, Inc.	14,894	2,203,418
Bank of New York Mellon Corp. (The)	86,679	4,466,569
BlackRock, Inc.	15,521	8,408,036
CBOE Global Markets, Inc.	4,089	466,555
Charles Schwab Corp. (The)	41,393	2,161,542
CME Group, Inc.	29,260	4,732,512
Franklin Resources, Inc.	48,216	1,672,131
Goldman Sachs Group, Inc. (The)	21,879	5,510,445
Intercontinental Exchange, Inc.	32,168	2,332,823
Moody’s Corp.	10,097	1,628,646
Morgan Stanley	166,813	9,001,230
Nasdaq, Inc.	14,531	1,252,863
Northern Trust Corp.	19,073	1,966,999
S&P Global, Inc.	12,653	2,417,482
State Street Corp.	31,904	3,181,786
T. Rowe Price Group, Inc.	27,527	2,972,090
TD Ameritrade Holding Corp.	43,895	2,599,901

Total Capital Markets		56,975,028
Chemicals – 2.0%
Air Products & Chemicals, Inc.	24,985	3,973,364
Albemarle Corp.	5,556	515,263
Celanese Corp. Series A	11,320	1,134,377
DowDuPont, Inc.	249,067	15,868,059
Eastman Chemical Co.	15,982	1,687,380
Ecolab, Inc.	15,500	2,124,585
Monsanto Co.	40,238	4,695,372
PPG Industries, Inc.	19,576	2,184,682
Praxair, Inc.	29,860	4,308,798
Sherwin-Williams Co. (The)	4,107	1,610,437

Total Chemicals		38,102,317
Commercial Services & Supplies – 0.4%
Cintas Corp.	5,607	956,442
Republic Services, Inc.	35,019	2,319,309
Waste Management, Inc.	44,236	3,721,132

Total Commercial Services & Supplies		6,996,883
Communications Equipment – 1.8%
Cisco Systems, Inc.	753,369	32,311,997
Motorola Solutions, Inc.	17,844	1,878,973

Total Communications Equipment		34,190,970
Construction Materials – 0.1%
Martin Marietta Materials, Inc.	2,423	502,288
Vulcan Materials Co.	4,918	561,488

Total Construction Materials		1,063,776

See Notes to Financial Statements.

WisdomTree Domestic Equity Funds	37

Schedule of Investments (continued)

WisdomTree U.S. LargeCap Dividend Fund (DLN)

March 31, 2018

Investments	Shares	Value
Consumer Finance – 0.7%
American Express Co.	61,799	$5,764,611
Capital One Financial Corp.	39,761	3,809,899
Discover Financial Services	33,442	2,405,483
Synchrony Financial	60,720	2,035,941

Total Consumer Finance		14,015,934
Containers & Packaging – 0.3%
Ball Corp.	16,164	641,872
International Paper Co.	67,548	3,609,090
WestRock Co.	33,823	2,170,422

Total Containers & Packaging		6,421,384
Distributors – 0.1%
Genuine Parts Co.	20,106	1,806,323
Diversified Telecommunication Services – 5.8%
AT&T, Inc.	1,616,845	57,640,524
CenturyLink, Inc.	630,297	10,355,780
Verizon Communications, Inc.	930,236	44,483,885

Total Diversified Telecommunication Services		112,480,189
Electric Utilities – 3.3%
American Electric Power Co., Inc.	79,498	5,452,768
Avangrid, Inc.	52,556	2,686,663
Duke Energy Corp.	140,079	10,851,920
Edison International	47,451	3,020,731
Entergy Corp.	38,098	3,001,360
Eversource Energy	46,089	2,715,564
Exelon Corp.	151,837	5,923,161
FirstEnergy Corp.	95,614	3,251,832
NextEra Energy, Inc.	57,918	9,459,747
PPL Corp.	153,088	4,330,860
Southern Co. (The)	221,800	9,905,588
Xcel Energy, Inc.	72,248	3,285,839

Total Electric Utilities		63,886,033
Electrical Equipment – 0.4%
AMETEK, Inc.	4,846	368,151
Emerson Electric Co.	93,740	6,402,442
Rockwell Automation, Inc.	11,378	1,982,047

Total Electrical Equipment		8,752,640
Electronic Equipment, Instruments & Components – 0.2%
Amphenol Corp. Class A	12,973	1,117,365
Corning, Inc.	85,191	2,375,125

Total Electronic Equipment, Instruments & Components		3,492,490
Energy Equipment & Services – 0.2%
Halliburton Co.	68,074	3,195,394
Equity Real Estate Investment Trusts (REITs) – 4.1%
American Tower Corp.	39,773	5,780,608
AvalonBay Communities, Inc.	21,052	3,462,212
Boston Properties, Inc.	17,631	2,172,492
Crown Castle International Corp.	76,223	8,354,803
Digital Realty Trust, Inc.	31,916	3,363,308
Equinix, Inc.	6,755	2,824,536
Equity Residential	55,076	3,393,783
Essex Property Trust, Inc.	9,266	2,230,141
GGP, Inc.	170,664	3,491,785
Host Hotels & Resorts, Inc.	144,836	2,699,743
Prologis, Inc.	70,995	4,471,975
Public Storage	32,040	6,420,495
Realty Income Corp.	61,681	3,190,758
Simon Property Group, Inc.	70,331	10,855,590
Ventas, Inc.	84,438	4,182,214
Vornado Realty Trust	27,900	1,877,670
Welltower, Inc.	94,390	5,137,648
Weyerhaeuser Co.	133,670	4,678,450

Total Equity Real Estate Investment Trusts (REITs)		78,588,211
Food & Staples Retailing – 2.7%
Costco Wholesale Corp.	22,750	4,286,783
CVS Health Corp.	137,601	8,560,158
Kroger Co. (The)	78,319	1,874,957
Sysco Corp.	59,451	3,564,682
Walgreens Boots Alliance, Inc.	107,605	7,044,899
Walmart, Inc.	311,797	27,740,579

Total Food & Staples Retailing		53,072,058
Food Products – 2.1%
Archer-Daniels-Midland Co.	82,546	3,580,020
Campbell Soup Co.	40,881	1,770,556
Conagra Brands, Inc.	47,095	1,736,864
General Mills, Inc.	96,404	4,343,964
Hershey Co. (The)	17,083	1,690,534
Hormel Foods Corp.	51,876	1,780,384
J.M. Smucker Co. (The)	14,307	1,774,211
Kellogg Co.	53,923	3,505,534
Kraft Heinz Co. (The)	192,432	11,986,589
Mondelez International, Inc. Class A	153,333	6,398,586
Tyson Foods, Inc. Class A	20,620	1,509,178

Total Food Products		40,076,420
Health Care Equipment & Supplies – 1.1%
Abbott Laboratories	168,168	10,076,626
Baxter International, Inc.	27,199	1,769,023
Becton, Dickinson and Co.	16,451	3,564,932
Danaher Corp.	20,430	2,000,301
Dentsply Sirona, Inc.	5,883	295,974
Stryker Corp.	21,067	3,390,102
Zimmer Biomet Holdings, Inc.	8,136	887,149

Total Health Care Equipment & Supplies		21,984,107
Health Care Providers & Services – 1.5%
Aetna, Inc.	17,026	2,877,394
AmerisourceBergen Corp.	19,030	1,640,576
Anthem, Inc.	16,213	3,561,996
Cardinal Health, Inc.	49,208	3,084,358
Cigna Corp.	356	59,716
Humana, Inc.	4,330	1,164,034
McKesson Corp.	8,915	1,255,856
Quest Diagnostics, Inc.	12,871	1,290,961
UnitedHealth Group, Inc.	64,404	13,782,456

Total Health Care Providers & Services		28,717,347
Hotels, Restaurants & Leisure – 2.2%
Hilton Worldwide Holdings, Inc.	13,073	1,029,629
Las Vegas Sands Corp.	163,033	11,722,073

See Notes to Financial Statements.

38	WisdomTree Domestic Equity Funds

Schedule of Investments (continued)

WisdomTree U.S. LargeCap Dividend Fund (DLN)

March 31, 2018

Investments	Shares	Value
Marriott International, Inc. Class A	19,166	$2,606,193
McDonald’s Corp.	92,197	14,417,767
MGM Resorts International	33,901	1,187,213
Starbucks Corp.	144,691	8,376,162
Wynn Resorts Ltd.	5,721	1,043,282
Yum! Brands, Inc.	25,233	2,148,085

Total Hotels, Restaurants & Leisure		42,530,404
Household Durables – 0.1%
D.R. Horton, Inc.	18,771	822,921
Newell Brands, Inc.	72,698	1,852,345

Total Household Durables		2,675,266
Household Products – 2.3%
Clorox Co. (The)	15,177	2,020,210
Colgate-Palmolive Co.	94,674	6,786,232
Kimberly-Clark Corp.	55,439	6,105,497
Procter & Gamble Co. (The)	382,370	30,314,294

Total Household Products		45,226,233
Industrial Conglomerates – 2.1%
3M Co.	58,318	12,801,967
General Electric Co.	1,162,857	15,675,312
Honeywell International, Inc.	73,425	10,610,647
Roper Technologies, Inc.	2,836	796,037

Total Industrial Conglomerates		39,883,963
Insurance – 2.1%
Aflac, Inc.	81,482	3,565,652
Allstate Corp. (The)	26,645	2,525,946
American International Group, Inc.	94,706	5,153,901
CNA Financial Corp.	28,051	1,384,317
Hartford Financial Services Group, Inc. (The)	32,049	1,651,164
Lincoln National Corp.	18,245	1,332,980
Loews Corp.	8,603	427,827
Marsh & McLennan Cos., Inc.	45,279	3,739,593
MetLife, Inc.	152,275	6,987,900
Principal Financial Group, Inc.	38,420	2,340,162
Progressive Corp. (The)	37,424	2,280,244
Prudential Financial, Inc.	53,295	5,518,697
Travelers Cos., Inc. (The)	28,917	4,015,415

Total Insurance		40,923,798
Internet & Catalog Retail – 0.0%
Expedia Group, Inc.	6,716	741,514
IT Services – 2.8%
Alliance Data Systems Corp.	2,548	542,367
Automatic Data Processing, Inc.	47,519	5,392,456
Cognizant Technology Solutions Corp. Class A	22,851	1,839,506
DXC Technology Co.	9,489	953,929
Fidelity National Information Services, Inc.	20,423	1,966,735
International Business Machines Corp.	177,240	27,193,933
MasterCard, Inc. Class A	30,868	5,406,839
Paychex, Inc.	51,023	3,142,507
Total System Services, Inc.	5,216	449,932
Visa, Inc. Class A	62,797	7,511,777

Total IT Services		54,399,981
Life Sciences Tools & Services – 0.1%
Agilent Technologies, Inc.	14,648	979,951
Thermo Fisher Scientific, Inc.	6,606	1,363,875

Total Life Sciences Tools & Services		2,343,826
Machinery – 1.5%
Caterpillar, Inc.	64,282	9,473,881
Cummins, Inc.	21,136	3,425,934
Deere & Co.	25,774	4,003,218
Dover Corp.	15,156	1,488,622
Fortive Corp.	7,071	548,144
Illinois Tool Works, Inc.	32,018	5,015,940
PACCAR, Inc.	23,806	1,575,243
Parker-Hannifin Corp.	9,541	1,631,797
Stanley Black & Decker, Inc.	11,789	1,806,075

Total Machinery		28,968,854
Media – 2.1%
CBS Corp. Class B Non-Voting Shares	22,180	1,139,830
Comcast Corp. Class A	383,806	13,114,651
Omnicom Group, Inc.	35,717	2,595,554
Sirius XM Holdings, Inc.(a)	182,941	1,141,552
Time Warner, Inc.	68,730	6,500,484
Twenty-First Century Fox, Inc. Class A	57,033	2,092,541
Twenty-First Century Fox, Inc. Class B	43,474	1,581,149
Walt Disney Co. (The)	120,702	12,123,309

Total Media		40,289,070
Metals & Mining – 0.2%
Newmont Mining Corp.	21,309	832,543
Nucor Corp.	38,595	2,357,768

Total Metals & Mining		3,190,311
Multi-Utilities – 1.6%
Ameren Corp.	35,685	2,020,842
CenterPoint Energy, Inc.	75,003	2,055,082
CMS Energy Corp.	37,672	1,706,165
Consolidated Edison, Inc.	48,617	3,789,209
Dominion Energy, Inc.	115,102	7,761,328
DTE Energy Co.	27,160	2,835,504
Public Service Enterprise Group, Inc.	83,879	4,214,081
Sempra Energy	34,901	3,881,689
WEC Energy Group, Inc.	47,859	3,000,759

Total Multi-Utilities		31,264,659
Multiline Retail – 0.5%
Dollar General Corp.	15,317	1,432,905
Target Corp.	109,136	7,577,313

Total Multiline Retail		9,010,218
Oil, Gas & Consumable Fuels – 8.1%
Anadarko Petroleum Corp.	10,822	653,757
Andeavor	16,598	1,669,095
Apache Corp.	46,777	1,799,979
Cabot Oil & Gas Corp.	13,944	334,377
Chevron Corp.	337,833	38,526,475
ConocoPhillips	119,698	7,096,894
Devon Energy Corp.	15,512	493,126
EOG Resources, Inc.	18,734	1,972,128

See Notes to Financial Statements.

WisdomTree Domestic Equity Funds	39

Schedule of Investments (concluded)

WisdomTree U.S. LargeCap Dividend Fund (DLN)

March 31, 2018

Investments	Shares	Value
EQT Corp.	2,455	$116,637
Exxon Mobil Corp.	779,218	58,137,455
Hess Corp.	32,712	1,655,881
Kinder Morgan, Inc.	303,295	4,567,623
Marathon Petroleum Corp.	61,106	4,467,460
Occidental Petroleum Corp.	169,764	11,027,869
ONEOK, Inc.	106,729	6,075,015
Phillips 66	70,022	6,716,510
Pioneer Natural Resources Co.	397	68,197
Valero Energy Corp.	69,976	6,491,674
Williams Cos., Inc. (The)	167,602	4,166,586

Total Oil, Gas & Consumable Fuels		156,036,738
Personal Products – 0.2%
Coty, Inc. Class A	105,340	1,927,722
Estee Lauder Cos., Inc. (The) Class A	14,264	2,135,606

Total Personal Products		4,063,328
Pharmaceuticals – 6.6%
Bristol-Myers Squibb Co.	202,436	12,804,077
Eli Lilly & Co.	131,652	10,185,915
Johnson & Johnson	316,790	40,596,638
Merck & Co., Inc.	465,015	25,329,367
Pfizer, Inc.	1,052,931	37,368,521
Zoetis, Inc.	14,554	1,215,405

Total Pharmaceuticals		127,499,923
Professional Services – 0.0%
Equifax, Inc.	7,572	892,057
Road & Rail – 0.9%
CSX Corp.	64,253	3,579,535
Norfolk Southern Corp.	25,184	3,419,484
Union Pacific Corp.	80,659	10,842,989

Total Road & Rail		17,842,008
Semiconductors & Semiconductor Equipment – 4.0%
Analog Devices, Inc.	38,034	3,466,039
Applied Materials, Inc.	43,010	2,391,786
Intel Corp.	581,710	30,295,457
KLA-Tencor Corp.	18,190	1,982,892
Lam Research Corp.	9,146	1,858,101
Maxim Integrated Products, Inc.	39,638	2,387,000
Microchip Technology, Inc.(a)	19,933	1,821,079
NVIDIA Corp.	9,929	2,299,457
QUALCOMM, Inc.	259,227	14,363,768
Skyworks Solutions, Inc.	11,998	1,202,920
Texas Instruments, Inc.	123,853	12,867,088
Xilinx, Inc.	25,767	1,861,408

Total Semiconductors & Semiconductor Equipment		76,796,995
Software – 4.7%
Activision Blizzard, Inc.	19,552	1,318,978
CA, Inc.	62,750	2,127,225
Intuit, Inc.	12,894	2,235,175
Microsoft Corp.	761,477	69,500,006
Oracle Corp.	316,794	14,493,326
Symantec Corp.	33,257	859,693

Total Software		90,534,403
Specialty Retail – 1.9%
Best Buy Co., Inc.	31,768	2,223,442
Home Depot, Inc. (The)	112,161	19,991,577
L Brands, Inc.	56,813	2,170,825
Lowe’s Cos., Inc.	77,983	6,843,008
Ross Stores, Inc.	15,609	1,217,190
TJX Cos., Inc. (The)	53,374	4,353,183

Total Specialty Retail		36,799,225
Technology Hardware, Storage & Peripherals – 3.9%
Apple, Inc.	377,754	63,379,566
Hewlett Packard Enterprise Co.	167,073	2,930,461
HP, Inc.	222,636	4,880,181
NetApp, Inc.	18,558	1,144,843
Western Digital Corp.	36,512	3,368,962

Total Technology Hardware, Storage & Peripherals		75,704,013
Textiles, Apparel & Luxury Goods – 0.5%
NIKE, Inc. Class B	84,118	5,588,800
VF Corp.	50,314	3,729,274

Total Textiles, Apparel & Luxury Goods		9,318,074
Tobacco – 2.7%
Altria Group, Inc.	347,925	21,682,686
Philip Morris International, Inc.	307,990	30,614,206

Total Tobacco		52,296,892
Trading Companies & Distributors – 0.1%
Fastenal Co.	33,490	1,828,219
Water Utilities – 0.1%
American Water Works Co., Inc.	16,267	1,336,008
TOTAL COMMON STOCKS (Cost: $1,657,572,972)		1,930,117,114
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 0.1%
United States – 0.1%
State Street Navigator Securities Lending Government Money Market Portfolio, 1.74%(b) (Cost: $897,917)(c)	897,917	897,917
TOTAL INVESTMENTS IN SECURITIES – 99.9% (Cost: $1,658,470,889)		1,931,015,031
Other Assets less Liabilities – 0.1%		2,536,644

NET ASSETS – 100.0%		$1,933,551,675

(a)	Security, or portion thereof, was on loan at March 31, 2018 (See Note 2).

(b)	Rate shown represents annualized 7-day yield as of March 31, 2018.

(c)

At March 31, 2018, the total market value of the Fund’s securities on loan was $2,678,592 and the total market value of the collateral held by the Fund was $2,753,664. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $1,855,747.

See Notes to Financial Statements.

40	WisdomTree Domestic Equity Funds

Schedule of Investments

WisdomTree U.S. MidCap Dividend Fund (DON)

March 31, 2018

Investments	Shares	Value
COMMON STOCKS – 99.7%
United States – 99.7%
Aerospace & Defense – 1.3%
Arconic, Inc.	378,748	$8,726,354
BWX Technologies, Inc.	57,451	3,649,862
Curtiss-Wright Corp.	17,319	2,339,277
HEICO Corp. Class A	10,567	749,729
Hexcel Corp.	59,486	3,842,201
Huntington Ingalls Industries, Inc.	44,318	11,423,408
Orbital ATK, Inc.	45,890	6,085,473
Spirit AeroSystems Holdings, Inc. Class A	44,938	3,761,310

Total Aerospace & Defense		40,577,614
Air Freight & Logistics – 1.1%
C.H. Robinson Worldwide, Inc.	231,250	21,670,437
Expeditors International of Washington, Inc.	186,693	11,817,667

Total Air Freight & Logistics		33,488,104
Airlines – 0.4%
Alaska Air Group, Inc.	172,789	10,706,006
Auto Components – 1.6%
BorgWarner, Inc.	214,312	10,764,892
Dana, Inc.	84,522	2,177,287
Gentex Corp.	454,585	10,464,546
Goodyear Tire & Rubber Co. (The)	354,874	9,432,551
LCI Industries	35,699	3,718,051
Lear Corp.	62,257	11,585,405

Total Auto Components		48,142,732
Automobiles – 0.7%
Harley-Davidson, Inc.(a)	390,487	16,744,083
Thor Industries, Inc.	42,053	4,843,244

Total Automobiles		21,587,327
Banks – 3.4%
Associated Banc-Corp.	101,036	2,510,745
Bank of Hawaii Corp.	31,161	2,589,479
Bank of the Ozarks, Inc.	60,640	2,927,093
BankUnited, Inc.	67,601	2,702,688
BOK Financial Corp.	40,338	3,993,059
Cathay General Bancorp	54,330	2,172,113
Chemical Financial Corp.	44,713	2,444,907
CIT Group, Inc.	53,482	2,754,323
Columbia Banking System, Inc.	41,454	1,738,995
Commerce Bancshares, Inc.	49,358	2,957,038
Cullen/Frost Bankers, Inc.	45,967	4,875,720
East West Bancorp, Inc.	58,573	3,663,155
First Citizens BancShares, Inc. Class A	1,166	481,838
First Hawaiian, Inc.	124,034	3,451,866
First Horizon National Corp.	125,763	2,368,117
FNB Corp.	326,222	4,387,686
Fulton Financial Corp.	127,238	2,258,474
Hancock Holding Co.	49,250	2,546,225
Home BancShares, Inc.	99,794	2,276,301
Iberiabank Corp.	30,478	2,377,284
Investors Bancorp, Inc.	233,179	3,180,562
MB Financial, Inc.	46,116	1,866,776
PacWest Bancorp	162,534	8,050,309
People’s United Financial, Inc.	378,729	7,067,083
Pinnacle Financial Partners, Inc.	19,293	1,238,611
Prosperity Bancshares, Inc.	44,544	3,235,231
Sterling Bancorp	73,867	1,665,701
Synovus Financial Corp.	44,930	2,243,804
TCF Financial Corp.	76,051	1,734,723
UMB Financial Corp.	22,318	1,615,600
Umpqua Holdings Corp.	224,693	4,810,677
United Bankshares, Inc.	120,529	4,248,647
Webster Financial Corp.	50,950	2,822,630
Wintrust Financial Corp.	10,628	914,539
Zions Bancorp	74,407	3,923,481

Total Banks		104,095,480
Building Products – 0.9%
A.O. Smith Corp.	106,342	6,762,288
Fortune Brands Home & Security, Inc.	128,894	7,590,568
Lennox International, Inc.	33,286	6,802,660
Owens Corning	82,759	6,653,823

Total Building Products		27,809,339
Capital Markets – 1.3%
Affiliated Managers Group, Inc.	6,450	1,222,791
BGC Partners, Inc. Class A	337,833	4,543,854
Eaton Vance Corp.	78,378	4,363,303
Evercore, Inc. Class A	19,906	1,735,803
FactSet Research Systems, Inc.	13,165	2,625,364
Federated Investors, Inc. Class B	88,637	2,960,476
Interactive Brokers Group, Inc. Class A	13,592	913,926
Legg Mason, Inc.	76,926	3,127,042
LPL Financial Holdings, Inc.	51,114	3,121,532
MarketAxess Holdings, Inc.	7,334	1,594,705
Morningstar, Inc.	12,859	1,228,292
MSCI, Inc.	32,780	4,899,627
Raymond James Financial, Inc.	48,831	4,365,980
SEI Investments Co.	38,322	2,870,701
Stifel Financial Corp.	13,245	784,501

Total Capital Markets		40,357,897
Chemicals – 4.5%
Ashland Global Holdings, Inc.	63,620	4,440,040
Cabot Corp.	107,482	5,988,897
CF Industries Holdings, Inc.	580,665	21,908,490
Chemours Co. (The)	39,296	1,914,108
FMC Corp.	82,510	6,317,791
Huntsman Corp.	324,982	9,505,723
International Flavors & Fragrances, Inc.	114,993	15,743,692
Kronos Worldwide, Inc.	227,507	5,141,658
Mosaic Co. (The)	131,401	3,190,416
NewMarket Corp.	17,064	6,854,268
Olin Corp.	312,835	9,507,056
PolyOne Corp.	102,055	4,339,379
RPM International, Inc.	260,100	12,398,967

Scotts Miracle-Gro Co. (The)	96,274	8,255,495

See Notes to Financial Statements.

WisdomTree Domestic Equity Funds	41

Schedule of Investments (continued)

WisdomTree U.S. MidCap Dividend Fund (DON)

March 31, 2018

Investments	Shares	Value
Sensient Technologies Corp.	60,648	$4,280,536
Valvoline, Inc.	202,800	4,487,964
W.R. Grace & Co.	64,630	3,957,295
Westlake Chemical Corp.	90,407	10,048,738

Total Chemicals		138,280,513
Commercial Services & Supplies – 1.3%
Brink’s Co. (The)	29,293	2,090,056
Deluxe Corp.	63,765	4,719,248
Healthcare Services Group, Inc.(a)	88,178	3,833,979
KAR Auction Services, Inc.	297,637	16,131,925
MSA Safety, Inc.	54,554	4,541,075
Rollins, Inc.	176,351	8,999,192

Total Commercial Services & Supplies		40,315,475
Communications Equipment – 0.3%
Juniper Networks, Inc.	423,429	10,302,028
Construction & Engineering – 0.7%
EMCOR Group, Inc.	19,614	1,528,519
Fluor Corp.	190,774	10,916,088
Jacobs Engineering Group, Inc.	86,912	5,140,845
Valmont Industries, Inc.	16,169	2,365,525

Total Construction & Engineering		19,950,977
Construction Materials – 0.1%
Eagle Materials, Inc.	13,967	1,439,299
Consumer Finance – 0.4%
Ally Financial, Inc.	223,278	6,061,998
Navient Corp.	394,018	5,169,516

Total Consumer Finance		11,231,514
Containers & Packaging – 2.4%
AptarGroup, Inc.	73,414	6,594,780
Avery Dennison Corp.	114,828	12,200,475
Bemis Co., Inc.	184,203	8,016,515
Graphic Packaging Holding Co.	489,107	7,507,792
Packaging Corp. of America	164,528	18,542,306
Sealed Air Corp.	194,096	8,305,368
Sonoco Products Co.	231,993	11,251,660

Total Containers & Packaging		72,418,896
Distributors – 0.2%
Pool Corp.	37,020	5,413,064
Diversified Consumer Services – 0.8%
H&R Block, Inc.	595,326	15,127,233
Service Corp. International	241,855	9,127,608

Total Diversified Consumer Services		24,254,841
Diversified Financial Services – 0.1%
Leucadia National Corp.	162,308	3,689,261
Voya Financial, Inc.	5,997	302,848

Total Diversified Financial Services		3,992,109
Electric Utilities – 4.5%
ALLETE, Inc.	111,253	8,038,029
Alliant Energy Corp.	522,678	21,356,623
Great Plains Energy, Inc.	559,663	17,791,687
Hawaiian Electric Industries, Inc.	288,000	9,901,440
IDACORP, Inc.	98,798	8,720,899
OGE Energy Corp.	626,650	20,535,321
Pinnacle West Capital Corp.	275,937	22,019,773
PNM Resources, Inc.	141,193	5,400,632
Portland General Electric Co.	200,058	8,104,350
Westar Energy, Inc.	325,990	17,143,814

Total Electric Utilities		139,012,568
Electrical Equipment – 0.6%
Acuity Brands, Inc.	9,946	1,384,384
Hubbell, Inc.	105,264	12,819,050
Regal Beloit Corp.	48,309	3,543,465

Total Electrical Equipment		17,746,899
Electronic Equipment, Instruments & Components – 1.7%
Avnet, Inc.	182,554	7,623,455
Belden, Inc.	7,844	540,765
CDW Corp.	147,766	10,389,427
Cognex Corp.	22,515	1,170,555
Dolby Laboratories, Inc. Class A	51,680	3,284,781
FLIR Systems, Inc.	143,524	7,177,635
Jabil, Inc.	166,201	4,774,955
Littelfuse, Inc.	13,737	2,859,769
National Instruments Corp.	209,105	10,574,440
SYNNEX Corp.	29,126	3,448,518
Universal Display Corp.(a)	2,546	257,146

Total Electronic Equipment, Instruments & Components		52,101,446
Energy Equipment & Services – 2.1%
Baker Hughes Co.	825,565	22,925,940
Helmerich & Payne, Inc.(a)	424,860	28,278,682
National Oilwell Varco, Inc.	191,093	7,034,133
Patterson-UTI Energy, Inc.	64,935	1,137,012
RPC, Inc.(a)	198,774	3,583,895

Total Energy Equipment & Services		62,959,662
Equity Real Estate Investment Trusts (REITs) – 15.3%
Alexandria Real Estate Equities, Inc.	75,855	9,473,531
American Campus Communities, Inc.	165,591	6,395,124
American Homes 4 Rent Class A	78,406	1,574,392
Apartment Investment & Management Co. Class A	153,861	6,269,836
Apple Hospitality REIT, Inc.	408,648	7,179,945
Brixmor Property Group, Inc.	572,049	8,723,747
Camden Property Trust	91,625	7,712,993
Colony NorthStar, Inc. Class A	1,465,938	8,238,572
CoreSite Realty Corp.	33,185	3,327,128
Corporate Office Properties Trust	115,006	2,970,605
Cousins Properties, Inc.	335,149	2,909,093
CubeSmart	203,813	5,747,527
CyrusOne, Inc.	77,290	3,958,021
DCT Industrial Trust, Inc.	67,987	3,830,388
Douglas Emmett, Inc.	113,301	4,164,945
Duke Realty Corp.	307,696	8,147,790
EastGroup Properties, Inc.	28,028	2,316,794

See Notes to Financial Statements.

42	WisdomTree Domestic Equity Funds

Schedule of Investments (continued)

WisdomTree U.S. MidCap Dividend Fund (DON)

March 31, 2018

Investments	Shares	Value
Empire State Realty Trust, Inc. Class A	98,576	$1,655,091
EPR Properties	133,674	7,405,540
Equity LifeStyle Properties, Inc.	57,005	5,003,329
Extra Space Storage, Inc.	138,864	12,131,159
Federal Realty Investment Trust	66,632	7,736,642
First Industrial Realty Trust, Inc.	94,014	2,748,029
Forest City Realty Trust, Inc. Class A	182,642	3,700,327
Gaming and Leisure Properties, Inc.	448,972	15,027,093
GEO Group, Inc. (The)	291,793	5,973,003
Gramercy Property Trust	259,944	5,648,583
HCP, Inc.	778,691	18,088,992
Healthcare Realty Trust, Inc.	138,280	3,831,739
Healthcare Trust of America, Inc. Class A	243,296	6,435,179
Highwoods Properties, Inc.	106,276	4,657,014
Hospitality Properties Trust	341,369	8,650,290
Hudson Pacific Properties, Inc.	133,522	4,343,471
Invitation Homes, Inc.	215,966	4,930,504
Iron Mountain, Inc.	473,930	15,573,340
JBG SMITH Properties	97,753	3,295,254
Kilroy Realty Corp.	66,280	4,703,229
Kimco Realty Corp.	792,909	11,417,890
Lamar Advertising Co. Class A	110,087	7,008,138
LaSalle Hotel Properties	217,727	6,316,260
Liberty Property Trust	162,521	6,456,959
Life Storage, Inc.	62,327	5,205,551
Macerich Co. (The)	189,607	10,621,784
Medical Properties Trust, Inc.	770,866	10,021,258
Mid-America Apartment Communities, Inc.	116,806	10,657,379
National Health Investors, Inc.	60,690	4,083,830
National Retail Properties, Inc.	205,123	8,053,129
Omega Healthcare Investors, Inc.(a)	566,874	15,328,273
Outfront Media, Inc.	252,418	4,730,313
Paramount Group, Inc.	173,291	2,467,664
Park Hotels & Resorts, Inc.	396,160	10,704,243
PS Business Parks, Inc.	21,512	2,431,716
Rayonier, Inc.	124,970	4,396,445
Regency Centers Corp.	159,956	9,434,205
RLJ Lodging Trust	318,938	6,200,155
Ryman Hospitality Properties, Inc.	72,475	5,613,189
Sabra Health Care REIT, Inc.	512,345	9,042,889
Senior Housing Properties Trust	587,578	9,201,471
SL Green Realty Corp.	88,826	8,601,022
Spirit Realty Capital, Inc.	1,158,765	8,992,016
STORE Capital Corp.	272,226	6,756,649
Sun Communities, Inc.	67,829	6,197,536
Sunstone Hotel Investors, Inc.	81,120	1,234,646
Taubman Centers, Inc.	76,021	4,326,355
UDR, Inc.	257,934	9,187,609
VEREIT, Inc.	2,026,080	14,101,517
W.P. Carey, Inc.	185,052	11,471,373
Weingarten Realty Investors	181,369	5,092,842

Total Equity Real Estate Investment Trusts (REITs)		469,832,545
Food & Staples Retailing – 0.1%
Casey’s General Stores, Inc.	25,279	2,774,876
Food Products – 2.5%
Flowers Foods, Inc.	575,015	12,569,828
Ingredion, Inc.	100,481	12,954,011
Lamb Weston Holdings, Inc.	158,951	9,254,127
Lancaster Colony Corp.	40,363	4,970,300
McCormick & Co., Inc. Non-Voting Shares	200,089	21,287,469
Pinnacle Foods, Inc.	223,045	12,066,734
Sanderson Farms, Inc.	13,305	1,583,561
Seaboard Corp.	121	516,065

Total Food Products		75,202,095
Gas Utilities – 2.4%
Atmos Energy Corp.	188,486	15,878,061
National Fuel Gas Co.	200,599	10,320,818
New Jersey Resources Corp.	175,297	7,029,410
ONE Gas, Inc.	90,808	5,995,144
Southwest Gas Holdings, Inc.	91,211	6,168,600
Spire, Inc.	109,120	7,889,376
UGI Corp.	285,221	12,669,517
WGL Holdings, Inc.	98,773	8,262,361

Total Gas Utilities		74,213,287
Health Care Equipment & Supplies – 1.0%
Cantel Medical Corp.	5,561	619,551
Cooper Cos., Inc. (The)	1,156	264,504
Hill-Rom Holdings, Inc.	46,834	4,074,558
ResMed, Inc.	187,661	18,478,979
Teleflex, Inc.	20,149	5,137,592
West Pharmaceutical Services, Inc.	34,391	3,036,381

Total Health Care Equipment & Supplies		31,611,565
Health Care Providers & Services – 0.6%
Chemed Corp.	5,831	1,591,047
Encompass Health Corp.	160,970	9,202,655
Patterson Cos., Inc.	223,753	4,974,029
Universal Health Services, Inc. Class B	24,647	2,918,451

Total Health Care Providers & Services		18,686,182
Hotels, Restaurants & Leisure – 4.6%
Aramark	194,800	7,706,288
Boyd Gaming Corp.	54,682	1,742,168
Choice Hotels International, Inc.	50,877	4,077,791
Churchill Downs, Inc.	7,915	1,931,656
Cracker Barrel Old Country Store, Inc.(a)	58,211	9,267,191
Darden Restaurants, Inc.	292,859	24,966,230
Domino’s Pizza, Inc.	35,100	8,197,956
Dunkin’ Brands Group, Inc.(a)	155,330	9,271,648
ILG, Inc.	211,202	6,570,494
Marriott Vacations Worldwide Corp.	23,076	3,073,723
Six Flags Entertainment Corp.	289,534	18,026,387
Texas Roadhouse, Inc.	92,790	5,361,406
Vail Resorts, Inc.	61,501	13,634,772
Wendy’s Co. (The)	357,983	6,282,602
Wyndham Worldwide Corp.	170,075	19,461,682

Total Hotels, Restaurants & Leisure		139,571,994

See Notes to Financial Statements.

WisdomTree Domestic Equity Funds	43

Schedule of Investments (continued)

WisdomTree U.S. MidCap Dividend Fund (DON)

March 31, 2018

Investments	Shares	Value
Household Durables – 1.7%
Leggett & Platt, Inc.	333,883	$14,811,050
Lennar Corp. Class A	65,862	3,881,906
PulteGroup, Inc.	264,220	7,791,848
Toll Brothers, Inc.	87,866	3,800,205
Whirlpool Corp.	150,985	23,117,313

Total Household Durables		53,402,322
Household Products – 0.8%
Church & Dwight Co., Inc.	319,189	16,074,358
Spectrum Brands Holdings, Inc.(a)	67,501	6,999,854

Total Household Products		23,074,212
Independent Power & Renewable Electricity Producers – 1.0%
AES Corp.	2,382,770	27,092,095
NRG Energy, Inc.	116,471	3,555,859
Ormat Technologies, Inc.	20,057	1,130,814

Total Independent Power & Renewable Electricity Producers		31,778,768
Industrial Conglomerates – 0.2%
Carlisle Cos., Inc.	64,359	6,719,723
Insurance – 2.6%
American Financial Group, Inc.	35,697	4,005,917
American National Insurance Co.	21,602	2,526,570
Arthur J. Gallagher & Co.	131,795	9,058,270
Assurant, Inc.	36,856	3,369,007
Brown & Brown, Inc.	97,606	2,483,097
Cincinnati Financial Corp.	134,581	9,993,985
CNO Financial Group, Inc.	72,882	1,579,353
Erie Indemnity Co. Class A	36,412	4,283,508
First American Financial Corp.	93,209	5,469,504
FNF Group	223,002	8,924,540
Hanover Insurance Group, Inc. (The)	24,370	2,872,979
Kemper Corp.	21,247	1,211,079
Old Republic International Corp.	291,977	6,262,907
Primerica, Inc.	10,576	1,021,641
ProAssurance Corp.	32,703	1,587,731
Reinsurance Group of America, Inc.	24,038	3,701,852
Selective Insurance Group, Inc.	20,641	1,252,909
Torchmark Corp.	23,586	1,985,234
Unum Group	109,905	5,232,577
W.R. Berkley Corp.	29,283	2,128,874

Total Insurance		78,951,534
Internet Software & Services – 0.4%
j2 Global, Inc.	83,213	6,567,170
LogMeIn, Inc.	37,166	4,294,531

Total Internet Software & Services		10,861,701
IT Services – 3.3%
Booz Allen Hamilton Holding Corp.	207,341	8,028,243
Broadridge Financial Solutions, Inc.	154,691	16,968,056
CSRA, Inc.	178,907	7,376,336
DST Systems, Inc.	56,558	4,731,077
Jack Henry & Associates, Inc.	66,142	7,999,875
Leidos Holdings, Inc.	245,130	16,031,502
MAXIMUS, Inc.	13,429	896,251
Sabre Corp.	649,335	13,928,236
Western Union Co. (The)	1,341,098	25,789,314

Total IT Services		101,748,890
Leisure Products – 1.2%
Brunswick Corp.	95,518	5,672,814
Hasbro, Inc.	252,506	21,286,256
Polaris Industries, Inc.	89,779	10,281,491

Total Leisure Products		37,240,561
Life Sciences Tools & Services – 0.3%
Bio-Techne Corp.	30,148	4,553,554
Bruker Corp.	59,663	1,785,117
PerkinElmer, Inc.	35,505	2,688,438

Total Life Sciences Tools & Services		9,027,109
Machinery – 4.2%
AGCO Corp.	49,574	3,214,874
Allison Transmission Holdings, Inc.	167,246	6,532,629
Barnes Group, Inc.	36,406	2,180,355
Crane Co.	73,333	6,800,903
Donaldson Co., Inc.	154,217	6,947,476
Flowserve Corp.	193,228	8,372,569
Graco, Inc.	153,249	7,006,544
IDEX Corp.	69,540	9,910,145
ITT, Inc.	68,805	3,370,069
John Bean Technologies Corp.	8,876	1,006,538
Kennametal, Inc.	116,331	4,671,853
Lincoln Electric Holdings, Inc.	91,050	8,189,948
Nordson Corp.	43,881	5,982,736
Oshkosh Corp.	65,429	5,055,699
Snap-on, Inc.	88,469	13,052,716
Terex Corp.	48,400	1,810,644
Timken Co. (The)	138,667	6,323,215
Toro Co. (The)	91,707	5,727,102
Trinity Industries, Inc.	176,553	5,760,924
Wabtec Corp.(a)	48,023	3,909,072
Woodward, Inc.	32,601	2,336,188
Xylem, Inc.	153,117	11,777,760

Total Machinery		129,939,959
Media – 2.6%
Cable One, Inc.	4,752	3,265,147
Cinemark Holdings, Inc.	305,572	11,510,897
Interpublic Group of Cos., Inc. (The)	1,119,240	25,776,097
News Corp. Class A	379,726	5,999,671
News Corp. Class B	196,820	3,168,802
Tribune Media Co. Class A	169,863	6,881,150
Viacom, Inc. Class B	784,542	24,367,875

Total Media		80,969,639
Metals & Mining – 1.1%
Reliance Steel & Aluminum Co.	126,927	10,882,721
Royal Gold, Inc.	63,737	5,473,096
Steel Dynamics, Inc.	294,868	13,039,063
United States Steel Corp.	84,248	2,964,687

Total Metals & Mining		32,359,567

See Notes to Financial Statements.

44	WisdomTree Domestic Equity Funds

Schedule of Investments (continued)

WisdomTree U.S. MidCap Dividend Fund (DON)

March 31, 2018

Investments	Shares	Value
Multi-Utilities – 2.3%
Avista Corp.	146,160	$7,490,700
MDU Resources Group, Inc.	447,990	12,615,398
NiSource, Inc.	700,649	16,752,518
SCANA Corp.	618,160	23,211,908
Vectren Corp.	175,840	11,239,693

Total Multi-Utilities		71,310,217
Multiline Retail – 3.4%
Kohl’s Corp.	605,684	39,678,359
Macy’s, Inc.	1,441,962	42,883,950
Nordstrom, Inc.(a)	435,882	21,101,047

Total Multiline Retail		103,663,356
Oil, Gas & Consumable Fuels – 4.6%
Cimarex Energy Co.	21,218	1,983,883
HollyFrontier Corp.	420,099	20,526,037
Marathon Oil Corp.	913,605	14,736,449
Murphy Oil Corp.	494,555	12,779,301
Noble Energy, Inc.	587,868	17,812,400
PBF Energy, Inc. Class A	323,063	10,951,836
Range Resources Corp.(a)	97,238	1,413,841
Targa Resources Corp.	1,402,352	61,703,488

Total Oil, Gas & Consumable Fuels		141,907,235
Personal Products – 0.2%
Nu Skin Enterprises, Inc. Class A	92,054	6,785,300
Professional Services – 0.8%
Dun & Bradstreet Corp. (The)	48,957	5,727,969
ManpowerGroup, Inc.	78,618	9,048,932
Robert Half International, Inc.	176,809	10,235,473

Total Professional Services		25,012,374
Real Estate Management & Development – 0.1%
Jones Lang LaSalle, Inc.	6,918	1,208,160
Realogy Holdings Corp.(a)	54,318	1,481,795

Total Real Estate Management & Development		2,689,955
Road & Rail – 1.1%
JB Hunt Transport Services, Inc.	72,331	8,473,577
Kansas City Southern	108,380	11,905,543
Knight-Swift Transportation Holdings, Inc.	77,951	3,586,525
Landstar System, Inc.	12,466	1,366,897
Old Dominion Freight Line, Inc.	19,665	2,890,165
Ryder System, Inc.	94,559	6,882,950

Total Road & Rail		35,105,657
Semiconductors & Semiconductor Equipment – 1.0%
Cypress Semiconductor Corp.	781,951	13,261,889
Entegris, Inc.	111,327	3,874,179
MKS Instruments, Inc.	34,241	3,959,972
Monolithic Power Systems, Inc.	24,134	2,793,993
Teradyne, Inc.	111,324	5,088,620
Versum Materials, Inc.	46,292	1,741,968

Total Semiconductors & Semiconductor Equipment		30,720,621
Software – 0.5%
Blackbaud, Inc.	19,943	2,030,397
CDK Global, Inc.	94,628	5,993,737
Pegasystems, Inc.	15,315	928,855
SS&C Technologies Holdings, Inc.	115,159	6,177,129

Total Software		15,130,118
Specialty Retail – 3.0%
Advance Auto Parts, Inc.	13,773	1,632,789
Foot Locker, Inc.	278,911	12,701,607
Gap, Inc. (The)	873,037	27,238,754
Penske Automotive Group, Inc.	192,608	8,538,313
Tiffany & Co.	210,987	20,604,990
Tractor Supply Co.(a)	163,632	10,312,089
Williams-Sonoma, Inc.(a)	202,549	10,686,485

Total Specialty Retail		91,715,027
Technology Hardware, Storage & Peripherals – 0.7%
Xerox Corp.	699,326	20,126,602
Textiles, Apparel & Luxury Goods – 2.5%
Carter’s, Inc.	50,288	5,234,981
Columbia Sportswear Co.	63,489	4,852,464
Hanesbrands, Inc.(a)	859,896	15,839,284
PVH Corp.	6,992	1,058,799
Ralph Lauren Corp.	86,635	9,685,793
Tapestry, Inc.	736,990	38,773,044

Total Textiles, Apparel & Luxury Goods		75,444,365
Thrifts & Mortgage Finance – 0.5%
New York Community Bancorp, Inc.	760,351	9,907,374
Radian Group, Inc.	5,260	100,150
TFS Financial Corp.	370,814	5,447,258

Total Thrifts & Mortgage Finance		15,454,782
Trading Companies & Distributors – 1.7%
Air Lease Corp.	75,148	3,202,808
MSC Industrial Direct Co., Inc. Class A	75,502	6,924,289
W.W. Grainger, Inc.	105,605	29,809,123
Watsco, Inc.	73,397	13,282,655

Total Trading Companies & Distributors		53,218,875
Transportation Infrastructure – 0.7%
Macquarie Infrastructure Corp.	594,133	21,941,332
Water Utilities – 0.3%
Aqua America, Inc.	308,386	10,503,627
TOTAL COMMON STOCKS (Cost: $2,816,007,671)		3,054,879,762
EXCHANGE-TRADED FUND – 0.0%
United States – 0.0%
WisdomTree U.S. LargeCap Dividend Fund(b) (Cost: $1,571,391)	16,807	1,487,251
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 1.6%
United States – 1.6%
State Street Navigator Securities Lending Government Money Market Portfolio, 1.74%(c) (Cost: $47,791,085)(d)	47,791,085	47,791,085

See Notes to Financial Statements.

WisdomTree Domestic Equity Funds	45

Schedule of Investments (concluded)

WisdomTree U.S. MidCap Dividend Fund (DON)

March 31, 2018

Investments	Value
TOTAL INVESTMENTS IN SECURITIES – 101.3% (Cost: $2,865,370,147)	$3,104,158,098
Other Assets less Liabilities – (1.3)%	(39,681,059)

NET ASSETS – 100.0%	$3,064,477,039
(a)	Security, or portion thereof, was on loan at March 31, 2018 (See Note 2).

(b)	Affiliated company (See Note 3).

(c)	Rate shown represents annualized 7-day yield as of March 31, 2018.

(d)

At March 31, 2018, the total market value of the Fund’s securities on loan was $73,769,348 and the total market value of the collateral held by the Fund was $75,165,224. The total market value of the collateral includes non-cash U.S. Government and U.S. Government Agencies securities collateral having a value of $27,374,139.

See Notes to Financial Statements.

46	WisdomTree Domestic Equity Funds

Schedule of Investments

WisdomTree U.S. MidCap Earnings Fund (EZM)

March 31, 2018

Investments	Shares	Value
COMMON STOCKS – 99.6%
United States – 99.6%
Aerospace & Defense – 1.9%
Aerojet Rocketdyne Holdings, Inc.*	21,465	$600,376
BWX Technologies, Inc.	35,349	2,245,722
Curtiss-Wright Corp.	20,122	2,717,878
HEICO Corp.	27,263	2,366,701
Hexcel Corp.	47,518	3,069,188
KLX, Inc.*	14,226	1,010,900
Mercury Systems, Inc.*	8,064	389,652
Moog, Inc. Class A*	18,188	1,498,873
Orbital ATK, Inc.	26,539	3,519,337
Teledyne Technologies, Inc.*	13,311	2,491,420

Total Aerospace & Defense		19,910,047
Airlines – 1.2%
Allegiant Travel Co.	11,328	1,954,646
Hawaiian Holdings, Inc.	53,153	2,057,021
JetBlue Airways Corp.*	328,815	6,681,521
Spirit Airlines, Inc.*	55,555	2,098,868

Total Airlines		12,792,056
Auto Components – 1.9%
Cooper-Standard Holdings, Inc.*	12,970	1,592,846
Dana, Inc.	241,190	6,213,054
Dorman Products, Inc.*	19,600	1,297,716
Gentex Corp.	200,692	4,619,930
LCI Industries	12,281	1,279,066
Tenneco, Inc.	52,174	2,862,787
Visteon Corp.*	14,936	1,646,545

Total Auto Components		19,511,944
Banks – 9.0%
Associated Banc-Corp.	75,112	1,866,533
BancorpSouth Bank	38,892	1,236,766
Bank of Hawaii Corp.	18,227	1,514,664
Bank of the Ozarks, Inc.	65,287	3,151,403
BankUnited, Inc.	52,388	2,094,472
BOK Financial Corp.	29,271	2,897,536
Cathay General Bancorp	38,034	1,520,599
Chemical Financial Corp.	28,689	1,568,715
CIT Group, Inc.	40,429	2,082,094
Columbia Banking System, Inc.	23,837	999,962
Commerce Bancshares, Inc.	42,497	2,545,995
Community Bank System, Inc.	16,510	884,276
Cullen/Frost Bankers, Inc.	29,795	3,160,356
CVB Financial Corp.	39,137	886,062
FCB Financial Holdings, Inc. Class A*	21,594	1,103,453
First Citizens BancShares, Inc. Class A	6,637	2,742,674
First Financial Bankshares, Inc.(a)	20,163	933,547
First Hawaiian, Inc.	64,042	1,782,289
First Horizon National Corp.	109,007	2,052,602
First Midwest Bancorp, Inc.	39,925	981,756
FNB Corp.	130,650	1,757,243
Fulton Financial Corp.	84,000	1,491,000
Glacier Bancorp, Inc.	28,664	1,100,124
Great Western Bancorp, Inc.	30,556	1,230,490
Hancock Holding Co.	34,800	1,799,160
Hilltop Holdings, Inc.	55,327	1,297,971
Home BancShares, Inc.	59,996	1,368,509
Hope Bancorp, Inc.	74,803	1,360,667
Iberiabank Corp.	19,139	1,492,842
International Bancshares Corp.	31,292	1,217,259
Investors Bancorp, Inc.	107,563	1,467,159
MB Financial, Inc.	37,421	1,514,802
Old National Bancorp	67,723	1,144,519
PacWest Bancorp	63,061	3,123,411
People’s United Financial, Inc.	130,751	2,439,814
Pinnacle Financial Partners, Inc.	23,260	1,493,292
Popular, Inc.	47,491	1,976,575
Prosperity Bancshares, Inc.	33,394	2,425,406
ServisFirst Bancshares, Inc.	19,410	792,316
Signature Bank*	23,579	3,347,039
Simmons First National Corp. Class A	31,099	884,767
South State Corp.	10,245	873,899
Sterling Bancorp	56,099	1,265,032
Synovus Financial Corp.	52,181	2,605,919
TCF Financial Corp.	77,404	1,765,585
Texas Capital Bancshares, Inc.*	17,879	1,607,322
Trustmark Corp.	29,448	917,600
UMB Financial Corp.	20,600	1,491,234
Umpqua Holdings Corp.	91,130	1,951,093
United Bankshares, Inc.	41,481	1,462,205
Valley National Bancorp	125,665	1,565,786
Webster Financial Corp.	34,838	1,930,025
Western Alliance Bancorp*	43,655	2,536,792
Wintrust Financial Corp.	23,457	2,018,475

Total Banks		92,721,086
Beverages – 0.1%
National Beverage Corp.	12,868	1,145,509
Biotechnology – 0.8%
Ionis Pharmaceuticals, Inc.*	3,271	144,186
Ligand Pharmaceuticals, Inc.*(a)	1,530	252,695
Myriad Genetics, Inc.*	34,329	1,014,422
United Therapeutics Corp.*	59,260	6,658,453

Total Biotechnology		8,069,756
Building Products – 1.1%
Armstrong World Industries, Inc.*	25,926	1,459,634
Builders FirstSource, Inc.*	48,821	968,609
JELD-WEN Holding, Inc.*	105,215	3,221,683
Simpson Manufacturing Co., Inc.	18,150	1,045,258
Trex Co., Inc.*	8,945	972,948
Universal Forest Products, Inc.	31,024	1,006,729
USG Corp.*	57,117	2,308,669

Total Building Products		10,983,530
Capital Markets – 1.6%
BGC Partners, Inc. Class A	70,990	954,816

See Notes to Financial Statements.

WisdomTree Domestic Equity Funds	47

Schedule of Investments (continued)

WisdomTree U.S. MidCap Earnings Fund (EZM)

March 31, 2018

Investments	Shares	Value
Cohen & Steers, Inc.	17,834	$725,130
Eaton Vance Corp.	41,133	2,289,874
Evercore, Inc. Class A	17,645	1,538,644
Federated Investors, Inc. Class B	48,731	1,627,615
Interactive Brokers Group, Inc. Class A	11,339	762,434
Legg Mason, Inc.	52,486	2,133,556
LPL Financial Holdings, Inc.	32,484	1,983,798
MarketAxess Holdings, Inc.	6,270	1,363,349
Morningstar, Inc.	14,961	1,429,075
Stifel Financial Corp.	30,229	1,790,464

Total Capital Markets		16,598,755
Chemicals – 2.5%
Balchem Corp.	8,778	717,602
Cabot Corp.	45,830	2,553,648
H.B. Fuller Co.	21,757	1,081,976
Ingevity Corp.*	14,168	1,044,040
Kronos Worldwide, Inc.	147,269	3,328,279
Minerals Technologies, Inc.	25,716	1,721,686
NewMarket Corp.	6,725	2,701,298
Olin Corp.	24,946	758,109
PolyOne Corp.	42,331	1,799,914
Quaker Chemical Corp.	3,271	484,533
RPM International, Inc.	57,494	2,740,739
Scotts Miracle-Gro Co. (The)	21,603	1,852,457
Sensient Technologies Corp.	15,681	1,106,765
Valvoline, Inc.	139,256	3,081,735
W.R. Grace & Co.	20,084	1,229,743

Total Chemicals		26,202,524
Commercial Services & Supplies – 1.3%
ABM Industries, Inc.	24,663	825,717
Brink’s Co. (The)	11,942	852,062
Clean Harbors, Inc.*	924	45,100
Deluxe Corp.	34,368	2,543,576
Healthcare Services Group, Inc.	19,017	826,859
KAR Auction Services, Inc.	51,577	2,795,473
MSA Safety, Inc.	13,783	1,147,297
Stericycle, Inc.*	41,726	2,442,223
Tetra Tech, Inc.	27,644	1,353,174
UniFirst Corp.	4,762	769,777

Total Commercial Services & Supplies		13,601,258
Communications Equipment – 1.3%
Ciena Corp.*	74,014	1,916,963
CommScope Holding Co., Inc.*	56,884	2,273,653
EchoStar Corp. Class A*	21,357	1,127,009
Finisar Corp.*(a)	150,653	2,381,824
InterDigital, Inc.	37,473	2,758,013
NetScout Systems, Inc.*	5,690	149,931
Ubiquiti Networks, Inc.*(a)	44,564	3,066,003

Total Communications Equipment		13,673,396
Construction & Engineering – 1.8%
AECOM*	98,470	3,508,486
Dycom Industries, Inc.*	13,724	1,477,114
EMCOR Group, Inc.	30,376	2,367,202
Fluor Corp.	45,210	2,586,916
Granite Construction, Inc.	9,123	509,611
KBR, Inc.	41,632	674,022
MasTec, Inc.*	56,717	2,668,535
Quanta Services, Inc.*	82,528	2,834,837
Valmont Industries, Inc.	12,678	1,854,791

Total Construction & Engineering		18,481,514
Construction Materials – 0.3%
Eagle Materials, Inc.	20,142	2,075,633
Summit Materials, Inc. Class A*	26,191	793,064

Total Construction Materials		2,868,697
Consumer Finance – 1.8%
Credit Acceptance Corp.*(a)	10,020	3,310,708
FirstCash, Inc.	14,150	1,149,688
Green Dot Corp. Class A*	10,143	650,775
Navient Corp.	354,037	4,644,965
OneMain Holdings, Inc.*	54,020	1,617,359
Santander Consumer USA Holdings, Inc.	314,680	5,129,284
SLM Corp.*	210,492	2,359,615

Total Consumer Finance		18,862,394
Containers & Packaging – 1.3%
AptarGroup, Inc.	28,362	2,547,758
Bemis Co., Inc.	45,796	1,993,042
Graphic Packaging Holding Co.	116,320	1,785,512
Owens-Illinois, Inc.*	117,700	2,549,382
Silgan Holdings, Inc.	57,916	1,612,961
Sonoco Products Co.	56,818	2,755,673

Total Containers & Packaging		13,244,328
Distributors – 0.2%
Pool Corp.	14,509	2,121,506
Diversified Consumer Services – 2.0%
Adtalem Global Education, Inc.*	27,694	1,316,850
Bright Horizons Family Solutions, Inc.*	14,859	1,481,739
Graham Holdings Co. Class B	2,554	1,538,147
Grand Canyon Education, Inc.*	21,618	2,268,161
H&R Block, Inc.	170,483	4,331,973
Service Corp. International	111,020	4,189,895
ServiceMaster Global Holdings, Inc.*	52,400	2,664,540
Sotheby’s*	23,079	1,184,183
Weight Watchers International, Inc.*	26,870	1,712,156

Total Diversified Consumer Services		20,687,644
Diversified Telecommunication Services – 0.0%
Vonage Holdings Corp.*	19,825	211,136
Electric Utilities – 1.5%
ALLETE, Inc.	25,441	1,838,112
El Paso Electric Co.	18,426	939,726
Great Plains Energy, Inc.	13,293	422,585
Hawaiian Electric Industries, Inc.	52,024	1,788,585
IDACORP, Inc.	23,593	2,082,554
MGE Energy, Inc.	13,242	742,876

See Notes to Financial Statements.

48	WisdomTree Domestic Equity Funds

Schedule of Investments (continued)

WisdomTree U.S. MidCap Earnings Fund (EZM)

March 31, 2018

Investments	Shares	Value
OGE Energy Corp.	124,683	$4,085,862
PNM Resources, Inc.	39,960	1,528,470
Portland General Electric Co.	46,928	1,901,053

Total Electric Utilities		15,329,823
Electrical Equipment – 1.1%
Acuity Brands, Inc.	21,091	2,935,656
EnerSys	33,035	2,291,638
Generac Holdings, Inc.*	28,027	1,286,720
Hubbell, Inc.	24,630	2,999,442
Regal Beloit Corp.	30,718	2,253,165

Total Electrical Equipment		11,766,621
Electronic Equipment, Instruments & Components – 3.3%
Anixter International, Inc.*	23,412	1,773,459
Arrow Electronics, Inc.*	73,888	5,690,854
Avnet, Inc.	72,999	3,048,438
AVX Corp.	94,011	1,555,882
Belden, Inc.	8,017	552,692
Coherent, Inc.*	7,863	1,473,526
Dolby Laboratories, Inc. Class A	36,225	2,302,461
FLIR Systems, Inc.	53,352	2,668,134
II-VI, Inc.*	24,990	1,022,091
Itron, Inc.*	9,813	702,120
Jabil, Inc.	51,582	1,481,951
Littelfuse, Inc.	9,010	1,875,702
National Instruments Corp.	27,541	1,392,748
Rogers Corp.*	6,125	732,182
Sanmina Corp.*	49,936	1,305,826
SYNNEX Corp.	24,967	2,956,093
Tech Data Corp.*	19,232	1,637,220
Vishay Intertechnology, Inc.	56,826	1,056,964
Zebra Technologies Corp. Class A*	3,237	450,558

Total Electronic Equipment, Instruments & Components		33,678,901
Energy Equipment & Services – 0.2%
Diamond Offshore Drilling, Inc.*(a)	88,348	1,295,182
RPC, Inc.(a)	37,677	679,316
U.S. Silica Holdings, Inc.(a)	22,238	567,514

Total Energy Equipment & Services		2,542,012
Equity Real Estate Investment Trusts (REITs) – 8.1%
Acadia Realty Trust	18,902	464,989
Alexander’s, Inc.	1,760	670,965
American Campus Communities, Inc.	10,693	412,964
American Homes 4 Rent Class A	1,302	26,144
Apartment Investment & Management Co. Class A	38,824	1,582,078
Apple Hospitality REIT, Inc.	96,876	1,702,111
Brandywine Realty Trust	12,073	191,719
Brixmor Property Group, Inc.	152,333	2,323,078
Columbia Property Trust, Inc.	78,286	1,601,732
CoreCivic, Inc.	72,324	1,411,765
CoreSite Realty Corp.	4,505	451,671
Corporate Office Properties Trust	17,845	460,936
Cousins Properties, Inc.	205,202	1,781,153
CubeSmart	35,106	989,989
DCT Industrial Trust, Inc.	14,165	798,056
DiamondRock Hospitality Co.	68,117	711,141
Douglas Emmett, Inc.	17,133	629,809
EastGroup Properties, Inc.	7,488	618,958
Education Realty Trust, Inc.	8,026	262,852
Empire State Realty Trust, Inc. Class A	24,160	405,646
EPR Properties	29,112	1,612,805
Equity Commonwealth*	15,756	483,237
First Industrial Realty Trust, Inc.	32,769	957,838
Forest City Realty Trust, Inc. Class A	41,332	837,386
GEO Group, Inc. (The)	53,595	1,097,090
Gramercy Property Trust	18,971	412,240
Healthcare Realty Trust, Inc.	29,599	820,188
Healthcare Trust of America, Inc. Class A	10,329	273,202
Highwoods Properties, Inc.	25,031	1,096,858
Hospitality Properties Trust	64,651	1,638,256
Hudson Pacific Properties, Inc.	13,088	425,753
Kilroy Realty Corp.	16,350	1,160,196
Lamar Advertising Co. Class A	33,547	2,135,602
LaSalle Hotel Properties	54,417	1,578,637
Lexington Realty Trust	54,513	429,017
Liberty Property Trust	65,377	2,597,428
Life Storage, Inc.	9,106	760,533
Medical Properties Trust, Inc.	158,806	2,064,478
National Health Investors, Inc.	17,310	1,164,790
National Retail Properties, Inc.	40,748	1,599,767
Omega Healthcare Investors, Inc.(a)	48,999	1,324,933
Outfront Media, Inc.	41,241	772,856
Paramount Group, Inc.	46,737	665,535
Park Hotels & Resorts, Inc.	759,589	20,524,095
Pebblebrook Hotel Trust	20,613	708,057
Physicians Realty Trust	15,412	239,965
Piedmont Office Realty Trust, Inc. Class A	81,098	1,426,514
PS Business Parks, Inc.	5,228	590,973
QTS Realty Trust, Inc. Class A	3,106	112,499
Rayonier, Inc.	35,636	1,253,675
Retail Properties of America, Inc. Class A	98,918	1,153,384
Rexford Industrial Realty, Inc.	7,334	211,146
RLJ Lodging Trust	54,524	1,059,947
Ryman Hospitality Properties, Inc.	18,561	1,437,549
Sabra Health Care REIT, Inc.	28,063	495,312
Select Income REIT	29,570	576,024
Senior Housing Properties Trust	56,430	883,694
Spirit Realty Capital, Inc.	42,720	331,507
STAG Industrial, Inc.	12,218	292,255
STORE Capital Corp.	50,115	1,243,854
Sun Communities, Inc.	4,989	455,845
Sunstone Hotel Investors, Inc.	69,164	1,052,676
Tanger Factory Outlet Centers, Inc.	20,236	445,192
Taubman Centers, Inc.	9,192	523,117
Urban Edge Properties	34,565	737,963
W.P. Carey, Inc.	29,189	1,809,426
Washington Real Estate Investment Trust	6,400	174,720
Weingarten Realty Investors	53,868	1,512,613

See Notes to Financial Statements.

WisdomTree Domestic Equity Funds	49

Schedule of Investments (continued)

WisdomTree U.S. MidCap Earnings Fund (EZM)

March 31, 2018

Investments	Shares	Value
Xenia Hotels & Resorts, Inc.	54,343	$1,071,644

Total Equity Real Estate Investment Trusts (REITs)		83,730,027
Food & Staples Retailing – 0.9%
Casey’s General Stores, Inc.	14,884	1,633,817
Performance Food Group Co.*	38,533	1,150,210
PriceSmart, Inc.	11,705	977,953
Sprouts Farmers Market, Inc.*	63,560	1,491,753
U.S. Foods Holding Corp.*	95,721	3,136,777
United Natural Foods, Inc.*	29,128	1,250,756

Total Food & Staples Retailing		9,641,266
Food Products – 1.6%
B&G Foods, Inc.(a)	34,373	814,640
Blue Buffalo Pet Products, Inc.*	61,427	2,445,409
Darling Ingredients, Inc.*	36,824	637,055
Flowers Foods, Inc.	62,692	1,370,447
Hain Celestial Group, Inc. (The)*	24,107	773,111
J&J Snack Foods Corp.	5,828	795,872
Lancaster Colony Corp.	9,429	1,161,087
Pinnacle Foods, Inc.	34,545	1,868,885
Post Holdings, Inc.*	4,751	359,936
Sanderson Farms, Inc.	18,347	2,183,660
Seaboard Corp.	845	3,603,925

Total Food Products		16,014,027
Gas Utilities – 1.1%
National Fuel Gas Co.	55,098	2,834,792
New Jersey Resources Corp.	33,767	1,354,057
ONE Gas, Inc.	22,686	1,497,730
South Jersey Industries, Inc.	13,496	380,047
Southwest Gas Holdings, Inc.	21,833	1,476,566
Spire, Inc.	22,365	1,616,990
WGL Holdings, Inc.	25,433	2,127,470

Total Gas Utilities		11,287,652
Health Care Equipment & Supplies – 1.1%
Cantel Medical Corp.	7,906	880,807
Globus Medical, Inc. Class A*	30,803	1,534,606
Haemonetics Corp.*	8,479	620,324
Halyard Health, Inc.*	13,800	635,904
Hill-Rom Holdings, Inc.	17,101	1,487,787
ICU Medical, Inc.*	1,603	404,597
Inogen, Inc.*	2,358	289,657
Integra LifeSciences Holdings Corp.*	11,331	627,058
Masimo Corp.*	21,122	1,857,680
Merit Medical Systems, Inc.*	6,961	315,681
Neogen Corp.*	8,270	554,007
NuVasive, Inc.*	12,100	631,741
West Pharmaceutical Services, Inc.	21,521	1,900,089

Total Health Care Equipment & Supplies		11,739,938
Health Care Providers & Services – 1.4%
Acadia Healthcare Co., Inc.*(a)	59,028	2,312,717
AMN Healthcare Services, Inc.*	26,108	1,481,629
Chemed Corp.	6,169	1,683,273
Encompass Health Corp.	59,483	3,400,643
HealthEquity, Inc.*	10,355	626,892
MEDNAX, Inc.*	57,182	3,181,035
Patterson Cos., Inc.	50,204	1,116,035
Select Medical Holdings Corp.*	59,003	1,017,802

Total Health Care Providers & Services		14,820,026
Health Care Technology – 0.4%
athenahealth, Inc.*	2,505	358,290
Cotiviti Holdings, Inc.*	33,149	1,141,652
Medidata Solutions, Inc.*	6,625	416,116
Veeva Systems, Inc. Class A*	23,633	1,725,682

Total Health Care Technology		3,641,740
Hotels, Restaurants & Leisure – 3.5%
Boyd Gaming Corp.	33,706	1,073,873
Cheesecake Factory, Inc. (The)(a)	30,848	1,487,491
Choice Hotels International, Inc.	21,561	1,728,114
Churchill Downs, Inc.	6,234	1,521,408
Cracker Barrel Old Country Store, Inc.(a)	13,863	2,206,990
Dave & Buster’s Entertainment, Inc.*	23,314	973,126
Dunkin’ Brands Group, Inc.	39,435	2,353,875
Extended Stay America, Inc.	106,294	2,101,432
Hilton Grand Vacations, Inc.*	47,230	2,031,835
Hyatt Hotels Corp. Class A	32,245	2,459,004
ILG, Inc.	49,025	1,525,168
Jack in the Box, Inc.	15,004	1,280,291
Marriott Vacations Worldwide Corp.	13,872	1,847,750
Penn National Gaming, Inc.*	325,543	8,548,759
Planet Fitness, Inc. Class A*	16,889	637,897
Six Flags Entertainment Corp.	30,646	1,908,020
Texas Roadhouse, Inc.	29,395	1,698,443
Wendy’s Co. (The)	47,172	827,869

Total Hotels, Restaurants & Leisure		36,211,345
Household Durables – 1.2%
Installed Building Products, Inc.*	6,484	389,364
KB Home	47,385	1,348,103
Leggett & Platt, Inc.	82,817	3,673,762
Meritage Homes Corp.*	34,355	1,554,564
Tempur Sealy International, Inc.*	32,031	1,450,684
TopBuild Corp.*	12,750	975,630
TRI Pointe Group, Inc.*	108,182	1,777,430
Tupperware Brands Corp.	31,775	1,537,275

Total Household Durables		12,706,812
Household Products – 0.6%
Energizer Holdings, Inc.	47,094	2,805,860
Spectrum Brands Holdings, Inc.(a)	29,097	3,017,359

Total Household Products		5,823,219
Independent Power & Renewable Electricity Producers – 0.1%
Ormat Technologies, Inc.	20,707	1,167,461
Industrial Conglomerates – 0.3%
Carlisle Cos., Inc.	31,949	3,335,795
Insurance – 2.6%
American Equity Investment Life Holding Co.	66,569	1,954,466

See Notes to Financial Statements.

50	WisdomTree Domestic Equity Funds

Schedule of Investments (continued)

WisdomTree U.S. MidCap Earnings Fund (EZM)

March 31, 2018

Investments	Shares	Value
American National Insurance Co.	14,284	$1,670,656
Assurant, Inc.	19,900	1,819,059
Brown & Brown, Inc.	80,400	2,045,376
CNO Financial Group, Inc.	158,006	3,423,990
Erie Indemnity Co. Class A	14,558	1,712,603
First American Financial Corp.	41,781	2,451,709
Hanover Insurance Group, Inc. (The)	9,794	1,154,615
Kemper Corp.	13,860	790,020
Mercury General Corp.	15,471	709,655
National General Holdings Corp.	43,314	1,052,963
Old Republic International Corp.	158,397	3,397,616
Primerica, Inc.	18,912	1,826,899
ProAssurance Corp.	19,655	954,250
RLI Corp.	11,802	748,129
Selective Insurance Group, Inc.	25,014	1,518,350

Total Insurance		27,230,356
Internet & Catalog Retail – 0.1%
TripAdvisor, Inc.*	21,394	874,801
Internet Software & Services – 0.5%
GoDaddy, Inc. Class A*	5,149	316,252
GrubHub, Inc.*	9,800	994,406
j2 Global, Inc.	19,794	1,562,142
LogMeIn, Inc.	766	88,511
Stamps.com, Inc.*(a)	9,077	1,824,931
Yelp, Inc.*	4,788	199,899

Total Internet Software & Services		4,986,141
IT Services – 3.8%
Black Knight, Inc.*	11,571	544,994
Booz Allen Hamilton Holding Corp.	79,601	3,082,151
CACI International, Inc. Class A*	14,262	2,158,554
Convergys Corp.	61,985	1,402,101
CoreLogic, Inc.*	22,379	1,012,202
CSRA, Inc.	121,404	5,005,487
DST Systems, Inc.	76,357	6,387,263
EPAM Systems, Inc.*	14,028	1,606,487
Euronet Worldwide, Inc.*	24,727	1,951,455
First Data Corp. Class A*	481,540	7,704,640
MAXIMUS, Inc.	32,774	2,187,337
Sabre Corp.	94,799	2,033,438
Science Applications International Corp.	23,048	1,816,182
Teradata Corp.*	19,248	763,568
WEX, Inc.*	7,399	1,158,831

Total IT Services		38,814,690
Leisure Products – 0.3%
Brunswick Corp.	56,899	3,379,232
Life Sciences Tools & Services – 0.6%
Bio-Rad Laboratories, Inc. Class A*	1,511	377,871
Bio-Techne Corp.	6,398	966,354
Bruker Corp.	48,237	1,443,251
Charles River Laboratories International, Inc.*	21,161	2,258,725
PRA Health Sciences, Inc.*	15,768	1,308,113

Total Life Sciences Tools & Services		6,354,314
Machinery – 5.3%
AGCO Corp.	31,795	2,061,906
Allison Transmission Holdings, Inc.	94,523	3,692,068
Barnes Group, Inc.	26,682	1,597,985
Colfax Corp.*	53,298	1,700,206
Crane Co.	17,679	1,639,551
Donaldson Co., Inc.	53,786	2,423,059
Flowserve Corp.	45,146	1,956,176
Graco, Inc.	53,539	2,447,803
Hillenbrand, Inc.	30,910	1,418,769
ITT, Inc.	43,203	2,116,083
John Bean Technologies Corp.	8,549	969,457
Kennametal, Inc.	26,831	1,077,533
Lincoln Electric Holdings, Inc.	33,573	3,019,891
Meritor, Inc.*	148,920	3,061,795
Middleby Corp. (The)*	27,226	3,370,307
Nordson Corp.	25,788	3,515,936
Oshkosh Corp.	36,234	2,799,801
Proto Labs, Inc.*	5,675	667,096
RBC Bearings, Inc.*	6,465	802,953
Rexnord Corp.*	31,092	922,811
Timken Co. (The)	45,577	2,078,311
Toro Co. (The)	44,981	2,809,064
Trinity Industries, Inc.	71,215	2,323,745
Wabtec Corp.(a)	36,976	3,009,846
Welbilt, Inc.*	45,161	878,381
Woodward, Inc.	29,898	2,142,491

Total Machinery		54,503,024
Marine – 0.1%
Kirby Corp.*	19,714	1,516,992
Media – 4.4%
AMC Networks, Inc. Class A*	71,472	3,695,102
Cable One, Inc.	1,933	1,328,184
Cinemark Holdings, Inc.(a)	76,167	2,869,211
Discovery Communications, Inc. Class A*(a)	422,604	9,056,404
GCI Liberty, Inc. Class A*	155,297	8,208,999
John Wiley & Sons, Inc. Class A	16,223	1,033,405
Liberty Media Corp – Liberty Formula One Series C*	113,472	3,500,611
Liberty Media Corp – Liberty SiriusXM Class A*	145,542	5,981,776
Meredith Corp.	29,800	1,603,240
New York Times Co. (The) Class A	64,402	1,552,088
Nexstar Media Group, Inc. Class A(a)	17,942	1,193,143
Sinclair Broadcast Group, Inc. Class A(a)	79,703	2,494,704
TEGNA, Inc.	229,509	2,614,108

Total Media		45,130,975
Metals & Mining – 1.5%
Alcoa Corp.*	78,243	3,517,805
Allegheny Technologies, Inc.*(a)	13,865	328,323
Carpenter Technology Corp.	16,487	727,406
Commercial Metals Co.	18,719	382,991
Compass Minerals International, Inc.(a)	23,955	1,444,487
Reliance Steel & Aluminum Co.	50,679	4,345,217
Royal Gold, Inc.	13,433	1,153,492

See Notes to Financial Statements.

WisdomTree Domestic Equity Funds	51

Schedule of Investments (continued)

WisdomTree U.S. MidCap Earnings Fund (EZM)

March 31, 2018

Investments	Shares	Value
United States Steel Corp.	41,146	$1,447,928
Worthington Industries, Inc.	49,074	2,106,256

Total Metals & Mining		15,453,905
Multi-Utilities – 1.3%
Avista Corp.	27,759	1,422,649
Black Hills Corp.	27,464	1,491,295
MDU Resources Group, Inc.	93,848	2,642,760
NorthWestern Corp.	28,249	1,519,796
SCANA Corp.	110,459	4,147,735
Vectren Corp.	35,976	2,299,586

Total Multi-Utilities		13,523,821
Multiline Retail – 1.7%
Big Lots, Inc.(a)	32,072	1,396,094
Macy’s, Inc.	302,972	9,010,387
Nordstrom, Inc.	125,448	6,072,938
Ollie’s Bargain Outlet Holdings, Inc.*	16,450	991,935

Total Multiline Retail		17,471,354
Oil, Gas & Consumable Fuels – 1.6%
Callon Petroleum Co.*(a)	92,246	1,221,337
CVR Energy, Inc.(a)	12,556	379,442
Delek U.S. Holdings, Inc.	14,740	599,918
Gulfport Energy Corp.*	30,749	296,728
Laredo Petroleum, Inc.*	130,568	1,137,247
Matador Resources Co.*	78,324	2,342,671
Newfield Exploration Co.*	132,162	3,227,396
Parsley Energy, Inc. Class A*	10,394	301,322
PBF Energy, Inc. Class A	75,383	2,555,484
RSP Permian, Inc.*	28,050	1,314,984
Southwestern Energy Co.*	644,758	2,791,802

Total Oil, Gas & Consumable Fuels		16,168,331
Paper & Forest Products – 0.5%
Domtar Corp.	40,283	1,713,639
Louisiana-Pacific Corp.	125,247	3,603,356

Total Paper & Forest Products		5,316,995
Personal Products – 0.4%
Edgewell Personal Care Co.*	39,324	1,919,797
Nu Skin Enterprises, Inc. Class A	24,608	1,813,856

Total Personal Products		3,733,653
Pharmaceuticals – 0.3%
Akorn, Inc.*	25,114	469,883
Catalent, Inc.*	30,656	1,258,736
Prestige Brands Holdings, Inc.*(a)	26,160	882,115

Total Pharmaceuticals		2,610,734
Professional Services – 1.2%
ASGN, Inc.*	20,037	1,640,629
Dun & Bradstreet Corp. (The)	17,597	2,058,849
Insperity, Inc.	14,740	1,025,167
Korn/Ferry International	28,886	1,490,229
Robert Half International, Inc.	66,075	3,825,082
TriNet Group, Inc.*	34,550	1,600,356
WageWorks, Inc.*	7,831	353,961

Total Professional Services		11,994,273
Real Estate Management & Development – 0.6%
Howard Hughes Corp. (The)*	4,233	588,937
Jones Lang LaSalle, Inc.	19,090	3,333,877
Kennedy-Wilson Holdings, Inc.	5,679	98,815
Realogy Holdings Corp.(a)	71,435	1,948,747

Total Real Estate Management & Development		5,970,376
Road & Rail – 1.3%
AMERCO	9,617	3,318,827
Avis Budget Group, Inc.*(a)	32,452	1,520,052
Genesee & Wyoming, Inc. Class A*	19,952	1,412,402
Knight-Swift Transportation Holdings, Inc.	15,866	729,995
Landstar System, Inc.	16,085	1,763,720
Ryder System, Inc.	26,521	1,930,463
Schneider National, Inc. Class B	64,582	1,683,007
Werner Enterprises, Inc.	24,132	880,818

Total Road & Rail		13,239,284
Semiconductors & Semiconductor Equipment – 2.2%
Advanced Energy Industries, Inc.*	32,838	2,098,348
Amkor Technology, Inc.*	269,428	2,729,306
Cabot Microelectronics Corp.	10,493	1,123,905
Cirrus Logic, Inc.*	61,375	2,493,666
Entegris, Inc.	52,636	1,831,733
Integrated Device Technology, Inc.*	37,126	1,134,571
Microsemi Corp.*	38,337	2,481,171
MKS Instruments, Inc.	37,076	4,287,839
Monolithic Power Systems, Inc.	7,001	810,506
Power Integrations, Inc.	8,458	578,104
Semtech Corp.*	14,332	559,665
Silicon Laboratories, Inc.*	9,295	835,620
Versum Materials, Inc.	58,432	2,198,796

Total Semiconductors & Semiconductor Equipment		23,163,230
Software – 1.4%
ACI Worldwide, Inc.*	35,238	835,845
Aspen Technology, Inc.*	27,129	2,140,207
Blackbaud, Inc.	6,364	647,919
CommVault Systems, Inc.*	489	27,971
Ebix, Inc.(a)	14,232	1,060,284
Ellie Mae, Inc.*	7,035	646,798
Fair Isaac Corp.*	9,088	1,539,234
Fortinet, Inc.*	23,164	1,241,127
Guidewire Software, Inc.*	2,822	228,102
Manhattan Associates, Inc.*	30,711	1,286,177
Paycom Software, Inc.*(a)	8,814	946,535
Paylocity Holding Corp.*	2,055	105,278
Pegasystems, Inc.	10,213	619,418
PTC, Inc.*	863	67,323
Qualys, Inc.*	8,560	622,740
RealPage, Inc.*	6,742	347,213
Tyler Technologies, Inc.*	8,210	1,731,982
Ultimate Software Group, Inc. (The)*	1,553	378,466

Total Software		14,472,619
Specialty Retail – 5.2%
Aaron’s, Inc.	39,047	1,819,590
Advance Auto Parts, Inc.	39,555	4,689,245

See Notes to Financial Statements.

52	WisdomTree Domestic Equity Funds

Schedule of Investments (concluded)

WisdomTree U.S. MidCap Earnings Fund (EZM)

March 31, 2018

Investments	Shares	Value
American Eagle Outfitters, Inc.	114,975	$2,291,452
AutoNation, Inc.*	77,685	3,634,104
Bed Bath & Beyond, Inc.	274,641	5,764,715
Burlington Stores, Inc.*	26,885	3,579,738
Children’s Place, Inc. (The)	10,876	1,470,979
Dick’s Sporting Goods, Inc.	107,238	3,758,692
Five Below, Inc.*	13,464	987,450
Floor & Decor Holdings, Inc. Class A*	17,862	930,967
Foot Locker, Inc.	137,655	6,268,809
Lithia Motors, Inc. Class A	18,610	1,870,677
Michaels Cos., Inc. (The)*	189,880	3,742,535
Murphy USA, Inc.*	22,535	1,640,548
Penske Automotive Group, Inc.	85,508	3,790,570
Sally Beauty Holdings, Inc.*	141,636	2,329,912
Urban Outfitters, Inc.*	57,472	2,124,165
Williams-Sonoma, Inc.(a)	65,175	3,438,633

Total Specialty Retail		54,132,781
Technology Hardware, Storage & Peripherals – 0.8%
NCR Corp.*	81,806	2,578,525
Xerox Corp.	209,889	6,040,606

Total Technology Hardware, Storage & Peripherals		8,619,131
Textiles, Apparel & Luxury Goods – 1.9%
Carter’s, Inc.	25,339	2,637,790
Columbia Sportswear Co.	32,111	2,454,244
Deckers Outdoor Corp.*	4,895	440,697
Hanesbrands, Inc.(a)	326,866	6,020,872
Ralph Lauren Corp.	9,265	1,035,827
Skechers U.S.A., Inc. Class A*	79,735	3,100,894
Steven Madden Ltd.	30,903	1,356,642
Under Armour, Inc. Class A*(a)	116,278	1,901,145
Wolverine World Wide, Inc.	21,908	633,141

Total Textiles, Apparel & Luxury Goods		19,581,252
Thrifts & Mortgage Finance – 1.2%
Flagstar Bancorp, Inc.*	30,187	1,068,620
LendingTree, Inc.*(a)	854	280,240
MGIC Investment Corp.*	238,143	3,095,859
New York Community Bancorp, Inc.	266,421	3,471,466
Radian Group, Inc.	137,352	2,615,182
TFS Financial Corp.	49,869	732,575
Washington Federal, Inc.	41,555	1,437,803

Total Thrifts & Mortgage Finance		12,701,745
Tobacco – 0.0%
Vector Group Ltd.	21,422	436,795
Trading Companies & Distributors – 1.9%
Air Lease Corp.	97,620	4,160,564
Applied Industrial Technologies, Inc.	24,907	1,815,720
Beacon Roofing Supply, Inc.*	18,226	967,254
GATX Corp.	34,129	2,337,495
HD Supply Holdings, Inc.*	73,083	2,772,769
MSC Industrial Direct Co., Inc. Class A	28,747	2,636,387
SiteOne Landscape Supply, Inc.*	6,777	522,100
Univar, Inc.*	12,117	336,247
Watsco, Inc.	11,583	2,096,176
WESCO International, Inc.*	32,857	2,038,777

Total Trading Companies & Distributors		19,683,489
Transportation Infrastructure – 0.1%
Macquarie Infrastructure Corp.	29,658	1,095,270
Water Utilities – 0.3%
Aqua America, Inc.	69,908	2,381,067
California Water Service Group	17,537	653,253

Total Water Utilities		3,034,320
Wireless Telecommunication Services – 0.0%
Telephone & Data Systems, Inc.	13,222	370,613
TOTAL COMMON STOCKS (Cost: $940,739,230)		1,030,688,241
EXCHANGE-TRADED FUND – 0.2%
United States – 0.2%
WisdomTree U.S. MidCap Dividend Fund(b) (Cost: $2,073,717)	61,859	2,110,629
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 2.8%
United States – 2.8%
State Street Navigator Securities Lending Government Money Market Portfolio, 1.74%(c) (Cost: $29,485,872)(d)	29,485,872	29,485,872
TOTAL INVESTMENTS IN SECURITIES – 102.6% (Cost: $972,298,819)		1,062,284,742
Other Assets less Liabilities – (2.6)%		(27,120,312)

NET ASSETS – 100.0%		$1,035,164,430
*	Non-income producing security.

(a)	Security, or portion thereof, was on loan at March 31, 2018 (See Note 2).

(b)	Affiliated company (See Note 3).

(c)	Rate shown represents annualized 7-day yield as of March 31, 2018.

(d)

At March 31, 2018, the total market value of the Fund’s securities on loan was $42,859,326 and the total market value of the collateral held by the Fund was $43,919,415. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $14,433,543.

See Notes to Financial Statements.

WisdomTree Domestic Equity Funds	53

Schedule of Investments

WisdomTree U.S. Multifactor Fund (USMF)

March 31, 2018

Investments	Shares	Value
COMMON STOCKS – 99.9%
United States – 99.9%
Aerospace & Defense – 1.1%
Orbital ATK, Inc.	201	$26,654
Rockwell Collins, Inc.	269	36,275

Total Aerospace & Defense		62,929
Air Freight & Logistics – 0.6%
C.H. Robinson Worldwide, Inc.	364	34,110
Airlines – 1.2%
Alaska Air Group, Inc.	342	21,190
JetBlue Airways Corp.*	1,079	21,925
Southwest Airlines Co.	460	26,349

Total Airlines		69,464
Auto Components – 0.4%
Lear Corp.	121	22,517
Banks – 0.9%
CIT Group, Inc.	927	47,741
Beverages – 1.2%
Brown-Forman Corp. Class B	245	13,328
Constellation Brands, Inc. Class A	81	18,462
Monster Beverage Corp.*	245	14,016
PepsiCo, Inc.	170	18,555

Total Beverages		64,361
Biotechnology – 0.4%
United Therapeutics Corp.*	181	20,337
Building Products – 0.5%
Owens Corning	362	29,105
Capital Markets – 0.7%
LPL Financial Holdings, Inc.	631	38,535
Chemicals – 1.2%
Eastman Chemical Co.	234	24,706
Monsanto Co.	215	25,088
Westlake Chemical Corp.	148	16,450

Total Chemicals		66,244
Commercial Services & Supplies – 1.7%
KAR Auction Services, Inc.	636	34,471
Republic Services, Inc.	590	39,076
Stericycle, Inc.*	342	20,017

Total Commercial Services & Supplies		93,564
Communications Equipment – 2.5%
CommScope Holding Co., Inc.*	931	37,212
F5 Networks, Inc.*	304	43,962
Motorola Solutions, Inc.	540	56,862

Total Communications Equipment		138,036
Construction & Engineering – 0.5%
EMCOR Group, Inc.	389	30,315
Consumer Finance – 1.5%
Ally Financial, Inc.	1,665	45,205
Credit Acceptance Corp.*(a)	118	38,988

Total Consumer Finance		84,193
Containers & Packaging – 1.3%
Ball Corp.	582	23,111
Berry Global Group, Inc.*	481	26,364
Graphic Packaging Holding Co.	1,466	22,503

Total Containers & Packaging		71,978
Diversified Consumer Services – 1.7%
Bright Horizons Family Solutions, Inc.*	334	33,306
Grand Canyon Education, Inc.*	225	23,607
H&R Block, Inc.	680	17,279
ServiceMaster Global Holdings, Inc.*	460	23,391

Total Diversified Consumer Services		97,583
Diversified Telecommunication Services – 1.2%
Verizon Communications, Inc.	1,400	66,948
Electric Utilities – 1.5%
Alliant Energy Corp.	142	5,802
American Electric Power Co., Inc.	89	6,104
Duke Energy Corp.	78	6,043
Entergy Corp.	72	5,672
Eversource Energy	93	5,480
Exelon Corp.	165	6,437
FirstEnergy Corp.	141	4,795
Great Plains Energy, Inc.	186	5,913
IDACORP, Inc.	65	5,738
NextEra Energy, Inc.	36	5,880
PG&E Corp.	83	3,646
Pinnacle West Capital Corp.	71	5,666
Southern Co. (The)	135	6,029
Westar Energy, Inc.	106	5,574
Xcel Energy, Inc.	135	6,140

Total Electric Utilities		84,919
Electrical Equipment – 0.3%
Acuity Brands, Inc.	127	17,677
Electronic Equipment, Instruments & Components – 1.6%
CDW Corp.	788	55,404
Zebra Technologies Corp. Class A*	261	36,329

Total Electronic Equipment, Instruments & Components		91,733
Equity Real Estate Investment Trusts (REITs) – 1.0%
Park Hotels & Resorts, Inc.	2,107	56,931
Food & Staples Retailing – 1.4%
Costco Wholesale Corp.	78	14,698
CVS Health Corp.	186	11,571
Kroger Co. (The)	339	8,116
Sysco Corp.	281	16,849
U.S. Foods Holding Corp.*	430	14,091
Walmart, Inc.	154	13,701

Total Food & Staples Retailing		79,026
Food Products – 3.4%
Campbell Soup Co.	286	12,387
Conagra Brands, Inc.	475	17,518
Flowers Foods, Inc.	806	17,619
Hershey Co. (The)	184	18,209
Hormel Foods Corp.	466	15,993

See Notes to Financial Statements.

54	WisdomTree Domestic Equity Funds

Schedule of Investments (continued)

WisdomTree U.S. Multifactor Fund (USMF)

March 31, 2018

Investments	Shares	Value
Ingredion, Inc.	143	$18,436
J.M. Smucker Co. (The)	114	14,137
Kellogg Co.	237	15,407
Lamb Weston Holdings, Inc.	318	18,514
Pilgrim’s Pride Corp.*	458	11,271
Post Holdings, Inc.*	189	14,319
Tyson Foods, Inc. Class A	247	18,078

Total Food Products		191,888
Gas Utilities – 0.3%
Atmos Energy Corp.	71	5,981
UGI Corp.	126	5,597
WGL Holdings, Inc.	69	5,772

Total Gas Utilities		17,350
Health Care Equipment & Supplies – 2.1%
Cooper Cos., Inc. (The)	119	27,228
Globus Medical, Inc. Class A*	484	24,113
Hill-Rom Holdings, Inc.	395	34,365
Zimmer Biomet Holdings, Inc.	266	29,005

Total Health Care Equipment & Supplies		114,711
Health Care Providers & Services – 8.6%
Aetna, Inc.	187	31,603
Anthem, Inc.	145	31,856
Cardinal Health, Inc.	344	21,562
Centene Corp.*	226	24,153
Chemed Corp.	115	31,379
DaVita, Inc.*	306	20,178
Encompass Health Corp.	530	30,300
Express Scripts Holding Co.*	369	25,491
HCA Healthcare, Inc.	272	26,384
Humana, Inc.	135	36,292
Laboratory Corp. of America Holdings*	222	35,908
McKesson Corp.	171	24,089
MEDNAX, Inc.*	371	20,639
Quest Diagnostics, Inc.	341	34,202
UnitedHealth Group, Inc.	151	32,314
Universal Health Services, Inc. Class B	218	25,813
WellCare Health Plans, Inc.*	147	28,464

Total Health Care Providers & Services		480,627
Health Care Technology – 0.5%
Cerner Corp.*	459	26,622
Hotels, Restaurants & Leisure – 1.3%
Darden Restaurants, Inc.	249	21,227
Hilton Grand Vacations, Inc.*	547	23,532
Starbucks Corp.	513	29,698

Total Hotels, Restaurants & Leisure		74,457
Household Products – 1.0%
Church & Dwight Co., Inc.	365	18,381
Colgate-Palmolive Co.	253	18,135
Kimberly-Clark Corp.	157	17,291

Total Household Products		53,807
Industrial Conglomerates – 0.7%
Carlisle Cos., Inc.	350	36,544
Insurance – 12.3%
Aflac, Inc.	1,568	68,616
Allstate Corp. (The)	665	63,042
American Financial Group, Inc.	516	57,906
First American Financial Corp.	1,137	66,719
Hanover Insurance Group, Inc. (The)	568	66,961
Loews Corp.	1,263	62,809
Primerica, Inc.	410	39,606
Progressive Corp. (The)	1,076	65,561
Reinsurance Group of America, Inc.	392	60,368
Torchmark Corp.	803	67,588
W.R. Berkley Corp.	923	67,102

Total Insurance		686,278
Internet Software & Services – 1.1%
Akamai Technologies, Inc.*	492	34,922
GrubHub, Inc.*	273	27,701

Total Internet Software & Services		62,623
IT Services – 14.3%
Booz Allen Hamilton Holding Corp.	1,045	40,462
Broadridge Financial Solutions, Inc.	608	66,692
Cognizant Technology Solutions Corp. Class A	752	60,536
DST Systems, Inc.	467	39,065
DXC Technology Co.	486	48,858
Fidelity National Information Services, Inc.	648	62,402
Fiserv, Inc.*	900	64,179
FleetCor Technologies, Inc.*	193	39,083
International Business Machines Corp.	354	54,314
Jack Henry & Associates, Inc.	519	62,773
Leidos Holdings, Inc.	764	49,966
MAXIMUS, Inc.	906	60,466
Total System Services, Inc.	674	58,139
WEX, Inc.*	283	44,323
Worldpay, Inc. Class A*	582	47,864

Total IT Services		799,122
Machinery – 0.5%
Allison Transmission Holdings, Inc.	770	30,076
Marine – 0.5%
Kirby Corp.*	343	26,394
Media – 1.6%
Cinemark Holdings, Inc.	464	17,479
Omnicom Group, Inc.	328	23,836
Time Warner, Inc.	374	35,373
Viacom, Inc. Class B	476	14,784

Total Media		91,472
Metals & Mining – 0.2%
Steel Dynamics, Inc.	309	13,664
Multi-Utilities – 0.9%
Ameren Corp.	98	5,550
CenterPoint Energy, Inc.	213	5,836
CMS Energy Corp.	131	5,933
Consolidated Edison, Inc.	81	6,313
Dominion Energy, Inc.	77	5,192
DTE Energy Co.	55	5,742
Public Service Enterprise Group, Inc.	119	5,979

See Notes to Financial Statements.

WisdomTree Domestic Equity Funds	55

Schedule of Investments (concluded)

WisdomTree U.S. Multifactor Fund (USMF)

March 31, 2018

Investments	Shares	Value
SCANA Corp.	65	$2,441
WEC Energy Group, Inc.	95	5,956

Total Multi-Utilities		48,942
Multiline Retail – 2.0%
Dollar General Corp.	238	22,265
Dollar Tree, Inc.*	221	20,973
Kohl’s Corp.	263	17,229
Macy’s, Inc.	552	16,416
Nordstrom, Inc.	309	14,959
Target Corp.	247	17,149

Total Multiline Retail		108,991
Oil, Gas & Consumable Fuels – 5.8%
Antero Resources Corp.*	1,748	34,698
ConocoPhillips	866	51,345
HollyFrontier Corp.	906	44,267
Occidental Petroleum Corp.	901	58,529
Phillips 66	707	67,816
Valero Energy Corp.	707	65,588

Total Oil, Gas & Consumable Fuels		322,243
Paper & Forest Products – 0.3%
Louisiana-Pacific Corp.	613	17,636
Personal Products – 0.3%
Estee Lauder Cos., Inc. (The) Class A	113	16,918
Pharmaceuticals – 1.5%
Bristol-Myers Squibb Co.	457	28,905
Nektar Therapeutics*	168	17,852
Zoetis, Inc.	429	35,826

Total Pharmaceuticals		82,583
Professional Services – 0.9%
CoStar Group, Inc.*	142	51,501
Real Estate Management & Development – 1.9%
Howard Hughes Corp. (The)*	420	58,435
Jones Lang LaSalle, Inc.	267	46,629

Total Real Estate Management & Development		105,064
Road & Rail – 0.6%
AMERCO	92	31,749
Semiconductors & Semiconductor Equipment – 1.2%
Micron Technology, Inc.*	634	33,057
ON Semiconductor Corp.*	1,362	33,314

Total Semiconductors & Semiconductor Equipment		66,371
Software – 3.4%
Aspen Technology, Inc.*	594	46,860
CA, Inc.	1,249	42,341
CDK Global, Inc.	826	52,319
SS&C Technologies Holdings, Inc.	937	50,261

Total Software		191,781
Specialty Retail – 3.9%
AutoNation, Inc.*	328	15,344
AutoZone, Inc.*	30	19,461
Best Buy Co., Inc.	225	15,748
Burlington Stores, Inc.*	154	20,505
Foot Locker, Inc.	371	16,895
Gap, Inc. (The)	486	15,163
Michaels Cos., Inc. (The)*	728	14,349
O’Reilly Automotive, Inc.*	66	16,327
Ross Stores, Inc.	273	21,288
TJX Cos., Inc. (The)	336	27,404
Tractor Supply Co.	289	18,213
Williams-Sonoma, Inc.	325	17,147

Total Specialty Retail		217,844
Textiles, Apparel & Luxury Goods – 1.7%
Carter’s, Inc.	257	26,754
Columbia Sportswear Co.	317	24,228
PVH Corp.	173	26,197
Tapestry, Inc.	354	18,624

Total Textiles, Apparel & Luxury Goods		95,803
Trading Companies & Distributors – 2.0%
HD Supply Holdings, Inc.*	635	24,092
MSC Industrial Direct Co., Inc. Class A	258	23,661
W.W. Grainger, Inc.	77	21,735
Watsco, Inc.	225	40,718

Total Trading Companies & Distributors		110,206
Wireless Telecommunication Services – 0.7%
Sprint Corp.*(a)	7,463	36,419
TOTAL COMMON STOCKS
(Cost: $5,501,044)		5,577,932
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 1.2%
United States – 1.2%
State Street Navigator Securities Lending Government Money Market Portfolio, 1.74%(b) (Cost: $67,574)(c)	67,574	67,574
TOTAL INVESTMENTS IN SECURITIES – 101.1% (Cost: $5,568,618)		5,645,506
Other Assets less Liabilities – (1.1)%		(63,129)

NET ASSETS – 100.0%		$5,582,377
*	Non-income producing security.

(a)	Security, or portion thereof, was on loan at March 31, 2018 (See Note 2).

(b)	Rate shown represents annualized 7-day yield as of March 31, 2018.

(c)	At March 31, 2018, the total market value of the Fund’s securities on loan was $66,083 and the total market value of the collateral held by the Fund was $67,574.

See Notes to Financial Statements.

56	WisdomTree Domestic Equity Funds

Schedule of Investments

WisdomTree U.S. Quality Dividend Growth Fund (DGRW)

March 31, 2018

Investments	Shares	Value
COMMON STOCKS – 99.9%
United States – 99.9%
Aerospace & Defense – 6.8%
Boeing Co. (The)	137,565	$45,104,812
BWX Technologies, Inc.	10,080	640,382
Curtiss-Wright Corp.	2,079	280,811
General Dynamics Corp.	57,467	12,694,460
Hexcel Corp.	8,999	581,245
Huntington Ingalls Industries, Inc.	7,125	1,836,540
Lockheed Martin Corp.	84,347	28,503,382
Northrop Grumman Corp.	26,583	9,280,657
Raytheon Co.	57,389	12,385,694
Rockwell Collins, Inc.	19,159	2,583,591
Spirit AeroSystems Holdings, Inc. Class A	5,207	435,826
United Technologies Corp.	210,563	26,493,037

Total Aerospace & Defense		140,820,437
Air Freight & Logistics – 1.7%
C.H. Robinson Worldwide, Inc.	36,583	3,428,193
Expeditors International of Washington, Inc.	30,349	1,921,092
FedEx Corp.	24,871	5,971,776
United Parcel Service, Inc. Class B	218,817	22,901,387

Total Air Freight & Logistics		34,222,448
Airlines – 0.1%
Southwest Airlines Co.	56,491	3,235,804
Auto Components – 0.2%
Dana, Inc.	9,951	256,338
Gentex Corp.	63,507	1,461,931
Goodyear Tire & Rubber Co. (The)	49,643	1,319,511
LCI Industries	3,934	409,726

Total Auto Components		3,447,506
Automobiles – 1.2%
General Motors Co.	591,178	21,483,409
Harley-Davidson, Inc.	55,082	2,361,916
Thor Industries, Inc.	7,453	858,362

Total Automobiles		24,703,687
Banks – 4.0%
Bank of the Ozarks, Inc.	22,343	1,078,497
Comerica, Inc.	27,186	2,607,953
First Republic Bank	11,287	1,045,289
Wells Fargo & Co.	1,486,152	77,889,226

Total Banks		82,620,965
Beverages – 3.1%
Brown-Forman Corp. Class A	23,871	1,273,041
Brown-Forman Corp. Class B	44,225	2,405,840
Constellation Brands, Inc. Class A	19,151	4,364,896
Dr. Pepper Snapple Group, Inc.	52,809	6,251,529
PepsiCo, Inc.	452,941	49,438,510

Total Beverages		63,733,816
Biotechnology – 4.0%
AbbVie, Inc.	547,276	51,799,673
Gilead Sciences, Inc.	419,673	31,639,148

Total Biotechnology		83,438,821
Building Products – 0.2%
A.O. Smith Corp.	16,302	1,036,644
Fortune Brands Home & Security, Inc.	20,390	1,200,767
Lennox International, Inc.	5,384	1,100,328

Total Building Products		3,337,739
Capital Markets – 4.0%
BlackRock, Inc.	36,536	19,792,282
CBOE Global Markets, Inc.	12,116	1,382,436
Charles Schwab Corp. (The)	97,069	5,068,943
Eaton Vance Corp.	33,012	1,837,778
FactSet Research Systems, Inc.	5,485	1,093,819
Federated Investors, Inc. Class B	38,915	1,299,761
Franklin Resources, Inc.	115,470	4,004,499
Legg Mason, Inc.	24,352	989,909
LPL Financial Holdings, Inc.	19,786	1,208,331
MarketAxess Holdings, Inc.	2,696	586,218
Morgan Stanley	383,403	20,688,426
Morningstar, Inc.	5,892	562,804
MSCI, Inc.	15,138	2,262,677
Raymond James Financial, Inc.	19,538	1,746,892
S&P Global, Inc.	28,982	5,537,301
SEI Investments Co.	19,379	1,451,681
T. Rowe Price Group, Inc.	63,491	6,855,123
TD Ameritrade Holding Corp.	101,065	5,986,080

Total Capital Markets		82,354,960
Chemicals – 2.7%
Air Products & Chemicals, Inc.	59,092	9,397,401
Celanese Corp. Series A	26,924	2,698,054
Ecolab, Inc.	39,019	5,348,334
FMC Corp.	12,096	926,191
International Flavors & Fragrances, Inc.	18,616	2,548,716
Monsanto Co.	94,046	10,974,228
NewMarket Corp.	2,029	815,009
PolyOne Corp.	14,745	626,957
PPG Industries, Inc.	45,696	5,099,674
Praxair, Inc.	69,447	10,021,202
Scotts Miracle-Gro Co. (The)	14,513	1,244,490
Sherwin-Williams Co. (The)	9,378	3,677,301
Westlake Chemical Corp.	13,266	1,474,516

Total Chemicals		54,852,073
Commercial Services & Supplies – 0.8%
Cintas Corp.	13,386	2,283,384
Deluxe Corp.	9,337	691,031
Healthcare Services Group, Inc.	14,763	641,895
KAR Auction Services, Inc.	47,004	2,547,617
MSA Safety, Inc.	6,318	525,910
Rollins, Inc.	29,515	1,506,151
Waste Management, Inc.	99,531	8,372,548

Total Commercial Services & Supplies		16,568,536
Construction & Engineering – 0.0%
EMCOR Group, Inc.	3,197	249,142
Valmont Industries, Inc.	2,663	389,597

Total Construction & Engineering		638,739

See Notes to Financial Statements.

WisdomTree Domestic Equity Funds	57

Schedule of Investments (continued)

WisdomTree U.S. Quality Dividend Growth Fund (DGRW)

March 31, 2018

Investments	Shares	Value
Construction Materials – 0.1%
Eagle Materials, Inc.	1,923	$198,165
Martin Marietta Materials, Inc.	5,189	1,075,680

Total Construction Materials		1,273,845
Consumer Finance – 0.7%
American Express Co.	145,472	13,569,628
Containers & Packaging – 0.3%
AptarGroup, Inc.	12,092	1,086,225
Avery Dennison Corp.	15,948	1,694,475
Graphic Packaging Holding Co.	80,878	1,241,477
Packaging Corp. of America	23,906	2,694,206

Total Containers & Packaging		6,716,383
Distributors – 0.2%
Genuine Parts Co.	47,720	4,287,165
Pool Corp.	5,263	769,556

Total Distributors		5,056,721
Diversified Consumer Services – 0.1%
Service Corp. International	34,000	1,283,160
Electrical Equipment – 1.1%
AMETEK, Inc.	13,959	1,060,465
Emerson Electric Co.	217,752	14,872,462
Hubbell, Inc.	15,174	1,847,890
Rockwell Automation, Inc.	26,245	4,571,879

Total Electrical Equipment		22,352,696
Electronic Equipment, Instruments & Components – 0.4%
Amphenol Corp. Class A	20,518	1,767,215
CDW Corp.	14,706	1,033,979
Cognex Corp.	5,996	311,732
Corning, Inc.	145,748	4,063,454
Dolby Laboratories, Inc. Class A	4,207	267,397
FLIR Systems, Inc.	13,279	664,083
Jabil, Inc.	13,921	399,950
Littelfuse, Inc.	1,377	286,664

Total Electronic Equipment, Instruments & Components		8,794,474
Equity Real Estate Investment Trusts (REITs) – 0.6%
American Tower Corp.	91,318	13,272,158
Food & Staples Retailing – 2.7%
Casey’s General Stores, Inc.	3,734	409,881
Costco Wholesale Corp.	53,535	10,087,600
CVS Health Corp.	317,514	19,752,546
Sysco Corp.	138,553	8,307,638
Walgreens Boots Alliance, Inc.	253,628	16,605,025

Total Food & Staples Retailing		55,162,690
Food Products – 2.4%
Campbell Soup Co.	87,165	3,775,116
Flowers Foods, Inc.	87,544	1,913,712
General Mills, Inc.	231,385	10,426,208
Hershey Co. (The)	43,181	4,273,192
Hormel Foods Corp.	125,903	4,320,991
Lancaster Colony Corp.	7,053	868,507
McCormick & Co., Inc. Non-Voting Shares	29,749	3,164,996
Mondelez International, Inc. Class A	357,167	14,904,579
Pinnacle Foods, Inc.	33,343	1,803,856
Tyson Foods, Inc. Class A	48,260	3,532,149

Total Food Products		48,983,306
Health Care Equipment & Supplies – 2.3%
Abbott Laboratories	395,386	23,691,529
Baxter International, Inc.	63,489	4,129,325
Becton, Dickinson and Co.	37,875	8,207,513
Cantel Medical Corp.	935	104,168
Cooper Cos., Inc. (The)	149	34,093
ResMed, Inc.	27,241	2,682,421
Stryker Corp.	47,757	7,685,056
Teleflex, Inc.	4,321	1,101,769
West Pharmaceutical Services, Inc.	5,149	454,605

Total Health Care Equipment & Supplies		48,090,479
Health Care Providers & Services – 3.0%
Aetna, Inc.	40,688	6,876,272
Anthem, Inc.	36,498	8,018,610
Cardinal Health, Inc.	112,870	7,074,692
Cigna Corp.	923	154,824
Encompass Health Corp.	23,546	1,346,125
Humana, Inc.	9,632	2,589,370
McKesson Corp.	19,749	2,782,042
UnitedHealth Group, Inc.	150,684	32,246,376

Total Health Care Providers & Services		61,088,311
Hotels, Restaurants & Leisure – 1.6%
Aramark	32,888	1,301,049
Cracker Barrel Old Country Store, Inc.(a)	8,114	1,291,749
Darden Restaurants, Inc.	41,402	3,529,520
ILG, Inc.	29,342	912,830
Starbucks Corp.	335,490	19,421,516
Texas Roadhouse, Inc.	12,713	734,557
Vail Resorts, Inc.	8,649	1,917,483
Wendy’s Co. (The)	56,121	984,924
Wyndham Worldwide Corp.	24,671	2,823,103

Total Hotels, Restaurants & Leisure		32,916,731
Household Durables – 0.3%
D.R. Horton, Inc.	44,334	1,943,603
Leggett & Platt, Inc.	46,949	2,082,658
Lennar Corp. Class A	8,209	483,838
PulteGroup, Inc.	39,447	1,163,292
Toll Brothers, Inc.	11,890	514,242

Total Household Durables		6,187,633
Household Products – 0.3%
Church & Dwight Co., Inc.	47,515	2,392,855
Clorox Co. (The)	34,904	4,646,072

Total Household Products		7,038,927
Independent Power & Renewable Electricity Producers – 0.0%
Ormat Technologies, Inc.	2,523	142,247
Industrial Conglomerates – 2.8%
3M Co.	136,796	30,029,458
Carlisle Cos., Inc.	8,968	936,349

See Notes to Financial Statements.

58	WisdomTree Domestic Equity Funds

Schedule of Investments (continued)

WisdomTree U.S. Quality Dividend Growth Fund (DGRW)

March 31, 2018

Investments	Shares	Value
Honeywell International, Inc.	172,145	$24,876,674
Roper Technologies, Inc.	6,531	1,833,186

Total Industrial Conglomerates		57,675,667
Insurance – 0.8%
Brown & Brown, Inc.	30,860	785,079
Erie Indemnity Co. Class A	13,547	1,593,669
Marsh & McLennan Cos., Inc.	105,454	8,709,446
Progressive Corp. (The)	91,141	5,553,221
Selective Insurance Group, Inc.	6,842	415,309

Total Insurance		17,056,724
Internet & Catalog Retail – 0.1%
Expedia Group, Inc.	15,349	1,694,683
Internet Software & Services – 0.0%
j2 Global, Inc.	8,177	645,329
LogMeIn, Inc.	3,079	355,778

Total Internet Software & Services		1,001,107
IT Services – 4.7%
Automatic Data Processing, Inc.	78,856	8,948,579
Booz Allen Hamilton Holding Corp.	20,502	793,837
Broadridge Financial Solutions, Inc.	16,399	1,798,806
Cognizant Technology Solutions Corp. Class A	40,327	3,246,323
CSRA, Inc.	16,621	685,284
DST Systems, Inc.	5,832	487,847
Fidelity National Information Services, Inc.	32,871	3,165,477
Global Payments, Inc.	955	106,502
International Business Machines Corp.	294,568	45,195,568
Jack Henry & Associates, Inc.	6,990	845,440
Leidos Holdings, Inc.	25,634	1,676,464
MasterCard, Inc. Class A	50,438	8,834,720
MAXIMUS, Inc.	1,023	68,275
Paychex, Inc.	84,469	5,202,446
Total System Services, Inc.	10,257	884,769
Visa, Inc. Class A	103,169	12,341,076
Western Union Co. (The)	132,561	2,549,148

Total IT Services		96,830,561
Leisure Products – 0.3%
Brunswick Corp.	13,575	806,219
Hasbro, Inc.	35,671	3,007,066
Polaris Industries, Inc.	13,164	1,507,541

Total Leisure Products		5,320,826
Life Sciences Tools & Services – 0.3%
Agilent Technologies, Inc.	27,336	1,828,778
Bio-Techne Corp.	5,072	766,075
PerkinElmer, Inc.	4,159	314,920
Thermo Fisher Scientific, Inc.	15,135	3,124,772

Total Life Sciences Tools & Services		6,034,545
Machinery – 2.2%
AGCO Corp.	5,634	365,309
Barnes Group, Inc.	4,445	266,211
Crane Co.	11,916	1,105,090
Cummins, Inc.	47,605	7,716,294
Donaldson Co., Inc.	23,613	1,063,766
Dover Corp.	34,754	3,413,538
Fortive Corp.	12,621	978,380
Graco, Inc.	30,396	1,389,705
IDEX Corp.	12,493	1,780,377
Illinois Tool Works, Inc.	74,514	11,673,363
ITT, Inc.	12,365	605,638
Lincoln Electric Holdings, Inc.	13,177	1,185,271
Nordson Corp.	6,394	871,758
Parker-Hannifin Corp.	21,571	3,689,288
Stanley Black & Decker, Inc.	27,230	4,171,636
Toro Co. (The)	13,418	837,954
Trinity Industries, Inc.	27,446	895,563
Wabtec Corp.	5,668	461,375
Woodward, Inc.	4,520	323,903
Xylem, Inc.	24,988	1,922,077

Total Machinery		44,716,496
Media – 2.0%
CBS Corp. Class B Non-Voting Shares	51,600	2,651,724
Cinemark Holdings, Inc.	42,897	1,615,930
Twenty-First Century Fox, Inc. Class A	133,267	4,889,566
Twenty-First Century Fox, Inc. Class B	101,782	3,701,812
Walt Disney Co. (The)	280,150	28,138,266

Total Media		40,997,298
Multi-Utilities – 0.4%
Sempra Energy	81,491	9,063,429
Multiline Retail – 0.3%
Dollar General Corp.	35,617	3,331,970
Nordstrom, Inc.	61,866	2,994,933

Total Multiline Retail		6,326,903
Oil, Gas & Consumable Fuels – 6.4%
Andeavor	37,870	3,808,207
Exxon Mobil Corp.	1,374,065	102,518,990
Marathon Petroleum Corp.	138,528	10,127,782
Pioneer Natural Resources Co.	856	147,044
Valero Energy Corp.	161,124	14,947,473

Total Oil, Gas & Consumable Fuels		131,549,496
Personal Products – 0.3%
Estee Lauder Cos., Inc. (The) Class A	32,573	4,876,830
Nu Skin Enterprises, Inc. Class A	17,792	1,311,448

Total Personal Products		6,188,278
Pharmaceuticals – 7.3%
Bristol-Myers Squibb Co.	472,936	29,913,202
Eli Lilly & Co.	308,974	23,905,318
Johnson & Johnson	737,698	94,535,999
Zoetis, Inc.	33,635	2,808,859

Total Pharmaceuticals		151,163,378
Professional Services – 0.2%
Equifax, Inc.	17,767	2,093,130
Robert Half International, Inc.	27,047	1,565,751

Total Professional Services		3,658,881

See Notes to Financial Statements.

WisdomTree Domestic Equity Funds	59

Schedule of Investments (concluded)

WisdomTree U.S. Quality Dividend Growth Fund (DGRW)

March 31, 2018

Investments	Shares	Value
Real Estate Management & Development – 0.1%
Jones Lang LaSalle, Inc.	3,416	$596,570
Realogy Holdings Corp.	16,689	455,276

Total Real Estate Management & Development		1,051,846
Road & Rail – 2.2%
CSX Corp.	144,404	8,044,747
JB Hunt Transport Services, Inc.	11,463	1,342,890
Kansas City Southern	18,725	2,056,941
Knight-Swift Transportation Holdings, Inc.	10,080	463,781
Landstar System, Inc.	2,085	228,620
Norfolk Southern Corp.	58,402	7,929,824
Old Dominion Freight Line, Inc.	2,382	350,083
Union Pacific Corp.	189,222	25,437,113

Total Road & Rail		45,853,999
Semiconductors & Semiconductor Equipment – 6.2%
Analog Devices, Inc.	63,032	5,744,106
Applied Materials, Inc.	70,594	3,925,732
Intel Corp.	966,421	50,331,206
KLA-Tencor Corp.	30,030	3,273,570
Lam Research Corp.	14,729	2,992,344
Maxim Integrated Products, Inc.	63,085	3,798,979
Microchip Technology, Inc.(a)	33,189	3,032,147
MKS Instruments, Inc.	4,379	506,431
Monolithic Power Systems, Inc.	2,968	343,605
NVIDIA Corp.	16,332	3,782,328
QUALCOMM, Inc.	429,170	23,780,310
Skyworks Solutions, Inc.	19,719	1,977,027
Texas Instruments, Inc.	204,474	21,242,804
Xilinx, Inc.	41,008	2,962,418

Total Semiconductors & Semiconductor Equipment		127,693,007
Software – 5.7%
Activision Blizzard, Inc.	30,478	2,056,046
Blackbaud, Inc.	2,124	216,245
Intuit, Inc.	20,520	3,557,142
Microsoft Corp.	962,959	87,889,268
Oracle Corp.	524,531	23,997,293
Pegasystems, Inc.	1,196	72,537

Total Software		117,788,531
Specialty Retail – 4.3%
Best Buy Co., Inc.	74,254	5,197,038
Gap, Inc. (The)	126,701	3,953,071
Home Depot, Inc. (The)	262,008	46,700,306
Lowe’s Cos., Inc.	183,821	16,130,293
Ross Stores, Inc.	36,429	2,840,733
Tiffany & Co.	30,299	2,959,000
TJX Cos., Inc. (The)	123,145	10,043,706
Williams-Sonoma, Inc.(a)	27,477	1,449,687

Total Specialty Retail		89,273,834
Technology Hardware, Storage & Peripherals – 4.0%
Apple, Inc.	478,540	80,289,441
NetApp, Inc.	29,044	1,791,725

Total Technology Hardware, Storage & Peripherals		82,081,166
Textiles, Apparel & Luxury Goods – 1.5%
Carter’s, Inc.	7,847	816,873
Columbia Sportswear Co.	8,981	686,418
Hanesbrands, Inc.(a)	120,825	2,225,596
NIKE, Inc. Class B	196,633	13,064,297
PVH Corp.	913	138,256
Tapestry, Inc.	105,074	5,527,943
VF Corp.	116,570	8,640,168

Total Textiles, Apparel & Luxury Goods		31,099,551
Tobacco – 2.4%
Altria Group, Inc.	811,654	50,582,277
Trading Companies & Distributors – 0.5%
Fastenal Co.	81,091	4,426,758
MSC Industrial Direct Co., Inc. Class A	9,910	908,846
W.W. Grainger, Inc.	14,630	4,129,610
Watsco, Inc.	9,314	1,685,554

Total Trading Companies & Distributors		11,150,768
TOTAL COMMON STOCKS (Cost: $1,870,961,941)		2,061,758,171
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 0.1%
United States – 0.1%
State Street Navigator Securities Lending Government Money Market Portfolio, 1.74%(b) (Cost: $1,751,217)(c)	1,751,217	1,751,217
TOTAL INVESTMENTS IN SECURITIES – 100.0% (Cost: $1,872,713,158)		2,063,509,388
Other Assets less Liabilities – 0.0%		795,932

NET ASSETS – 100.0%		$2,064,305,320

(a)	Security, or portion thereof, was on loan at March 31, 2018 (See Note 2).

(b)	Rate shown represents annualized 7-day yield as of March 31, 2018.

(c)

At March 31, 2018, the total market value of the Fund’s securities on loan was $5,471,938 and the total market value of the collateral held by the Fund was $5,631,347. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $3,880,130.

See Notes to Financial Statements.

60	WisdomTree Domestic Equity Funds

Schedule of Investments

WisdomTree U.S. Quality Shareholder Yield Fund (QSY)

March 31, 2018

Investments	Shares	Value
COMMON STOCKS – 99.8%
United States – 99.8%
Aerospace & Defense – 4.0%
Boeing Co. (The)	1,049	$343,946
General Dynamics Corp.	845	186,661
Harris Corp.	1,533	247,242
Huntington Ingalls Industries, Inc.	691	178,112
Lockheed Martin Corp.	638	215,599
Spirit AeroSystems Holdings, Inc. Class A	3,051	255,369
TransDigm Group, Inc.	374	114,796
United Technologies Corp.	1,893	238,177

Total Aerospace & Defense		1,779,902
Airlines – 3.5%
American Airlines Group, Inc.	7,682	399,157
Delta Air Lines, Inc.	5,053	276,955
JetBlue Airways Corp.*	14,452	293,664
Southwest Airlines Co.	3,785	216,805
United Continental Holdings, Inc.*	5,428	377,083

Total Airlines		1,563,664
Auto Components – 1.4%
Goodyear Tire & Rubber Co. (The)	9,990	265,534
Lear Corp.	1,063	197,814
Visteon Corp.*	1,356	149,485

Total Auto Components		612,833
Automobiles – 1.6%
General Motors Co.	9,610	349,227
Harley-Davidson, Inc.	8,078	346,385

Total Automobiles		695,612
Banks – 1.9%
Bank of America Corp.	6,876	206,211
BB&T Corp.	4,935	256,817
Citigroup, Inc.	2,737	184,748
Fifth Third Bancorp	5,962	189,294

Total Banks		837,070
Beverages – 1.0%
Dr. Pepper Snapple Group, Inc.	2,324	275,115
PepsiCo, Inc.	1,465	159,905

Total Beverages		435,020
Biotechnology – 2.0%
AbbVie, Inc.	1,955	185,041
Amgen, Inc.	1,212	206,622
Biogen, Inc.*	389	106,516
Gilead Sciences, Inc.	2,408	181,539
United Therapeutics Corp.*	1,962	220,450

Total Biotechnology		900,168
Building Products – 0.7%
Fortune Brands Home & Security, Inc.	1,889	111,243
Masco Corp.	5,105	206,446

Total Building Products		317,689
Capital Markets – 3.5%
Ameriprise Financial, Inc.	1,478	218,655
Bank of New York Mellon Corp. (The)	3,570	183,962
BGC Partners, Inc. Class A	6,609	88,891
FactSet Research Systems, Inc.	501	99,910
Franklin Resources, Inc.	4,242	147,113
Goldman Sachs Group, Inc. (The)	999	251,608
MSCI, Inc.	1,679	250,960
S&P Global, Inc.	737	140,811
T. Rowe Price Group, Inc.	1,741	187,976

Total Capital Markets		1,569,886
Chemicals – 2.5%
Celanese Corp. Series A	2,487	249,222
Eastman Chemical Co.	1,952	206,092
LyondellBasell Industries N.V. Class A	2,613	276,142
PPG Industries, Inc.	1,736	193,738
Scotts Miracle-Gro Co. (The)	2,384	204,428

Total Chemicals		1,129,622
Commercial Services & Supplies – 0.4%
Waste Management, Inc.	2,298	193,308
Communications Equipment – 1.7%
F5 Networks, Inc.*	2,252	325,662
Juniper Networks, Inc.	7,687	187,024
Motorola Solutions, Inc.	2,113	222,499

Total Communications Equipment		735,185
Construction & Engineering – 0.3%
EMCOR Group, Inc.	1,792	139,650
Consumer Finance – 2.8%
Ally Financial, Inc.	9,112	247,391
American Express Co.	2,532	236,185
Credit Acceptance Corp.*(a)	493	162,892
Discover Financial Services	4,473	321,743
Synchrony Financial	7,728	259,120

Total Consumer Finance		1,227,331
Containers & Packaging – 1.4%
Avery Dennison Corp.	1,204	127,925
Bemis Co., Inc.	5,660	246,323
Sealed Air Corp.	5,976	255,713

Total Containers & Packaging		629,961
Diversified Consumer Services – 0.8%
H&R Block, Inc.	13,880	352,691
Diversified Telecommunication Services – 0.4%
Verizon Communications, Inc.	3,974	190,037
Electric Utilities – 0.4%
FirstEnergy Corp.	5,378	182,906
Electrical Equipment – 0.9%
Acuity Brands, Inc.	1,318	183,452
Eaton Corp. PLC	2,932	234,296

Total Electrical Equipment		417,748
Electronic Equipment, Instruments & Components – 3.0%
Avnet, Inc.	8,844	369,326
CDW Corp.	3,171	222,953

See Notes to Financial Statements.

WisdomTree Domestic Equity Funds	61

Schedule of Investments (continued)

WisdomTree U.S. Quality Shareholder Yield Fund (QSY)

March 31, 2018

Investments	Shares	Value
Corning, Inc.	12,174	$339,411
Jabil, Inc.	9,748	280,060
TE Connectivity Ltd.	1,319	131,768

Total Electronic Equipment, Instruments & Components		1,343,518
Food & Staples Retailing – 2.1%
CVS Health Corp.	2,385	148,371
Kroger Co. (The)	9,036	216,322
Sysco Corp.	2,890	173,284
Walgreens Boots Alliance, Inc.	2,766	181,090
Walmart, Inc.	2,292	203,919

Total Food & Staples Retailing		922,986
Food Products – 4.2%
Campbell Soup Co.	5,086	220,275
Conagra Brands, Inc.	12,032	443,740
General Mills, Inc.	7,126	321,098
Hershey Co. (The)	1,535	151,904
J.M. Smucker Co. (The)	2,301	285,347
Kellogg Co.	3,351	217,848
Tyson Foods, Inc. Class A	3,118	228,206

Total Food Products		1,868,418
Health Care Equipment & Supplies – 0.7%
Edwards Lifesciences Corp.*	1,116	155,704
Intuitive Surgical, Inc.*	413	170,499

Total Health Care Equipment & Supplies		326,203
Health Care Providers & Services – 6.4%
Aetna, Inc.	1,750	295,750
Anthem, Inc.	700	153,790
Cardinal Health, Inc.	4,157	260,561
DaVita, Inc.*	5,961	393,068
Express Scripts Holding Co.*	6,289	434,444
HCA Healthcare, Inc.	3,569	346,193
Henry Schein, Inc.*	2,267	152,365
Humana, Inc.	769	206,730
McKesson Corp.	2,996	422,047
Quest Diagnostics, Inc.	1,980	198,594

Total Health Care Providers & Services		2,863,542
Hotels, Restaurants & Leisure – 2.0%
Dunkin’ Brands Group, Inc.	3,001	179,130
Las Vegas Sands Corp.	3,022	217,282
Starbucks Corp.	2,653	153,582
Wyndham Worldwide Corp.	2,799	320,289

Total Hotels, Restaurants & Leisure		870,283
Household Durables – 1.5%
Leggett & Platt, Inc.	2,481	110,057
PulteGroup, Inc.	13,344	393,515
Whirlpool Corp.	959	146,832

Total Household Durables		650,404
Household Products – 1.9%
Church & Dwight Co., Inc.	5,014	252,505
Kimberly-Clark Corp.	1,991	219,269
Procter & Gamble Co. (The)	2,442	193,602
Spectrum Brands Holdings, Inc.(a)	1,480	153,476

Total Household Products		818,852
Industrial Conglomerates – 0.4%
Carlisle Cos., Inc.	1,841	192,219
Insurance – 6.2%
Aflac, Inc.	4,792	209,698
Allstate Corp. (The)	1,696	160,781
American International Group, Inc.	8,365	455,223
Aon PLC	2,138	300,026
Assurant, Inc.	4,987	455,862
Hartford Financial Services Group, Inc. (The)	5,796	298,610
Lincoln National Corp.	3,175	231,965
MetLife, Inc.	5,196	238,444
Torchmark Corp.	1,556	130,969
Travelers Cos., Inc. (The)	1,934	268,555

Total Insurance		2,750,133
Internet Software & Services – 1.3%
eBay, Inc.*	8,029	323,087
VeriSign, Inc.*(a)	2,078	246,368

Total Internet Software & Services		569,455
IT Services – 6.6%
Alliance Data Systems Corp.	1,061	225,844
Automatic Data Processing, Inc.	1,538	174,532
Broadridge Financial Solutions, Inc.	1,966	215,651
Cognizant Technology Solutions Corp. Class A	2,230	179,515
Fiserv, Inc.*	2,900	206,799
International Business Machines Corp.	1,864	285,993
MasterCard, Inc. Class A	823	144,157
Paychex, Inc.	2,543	156,623
Sabre Corp.	12,874	276,147
Teradata Corp.*	4,656	184,704
Western Union Co. (The)	19,116	367,601
Worldpay, Inc. Class A*	6,487	533,491

Total IT Services		2,951,057
Life Sciences Tools & Services – 0.5%
IQVIA Holdings, Inc.*	2,453	240,664
Machinery – 1.7%
Allison Transmission Holdings, Inc.	10,891	425,403
Cummins, Inc.	953	154,472
Snap-on, Inc.	1,023	150,933

Total Machinery		730,808
Media – 5.7%
CBS Corp. Class B Non-Voting Shares	8,973	461,122
Charter Communications, Inc. Class A*	1,308	407,076
Comcast Corp. Class A	5,419	185,167
Interpublic Group of Cos., Inc. (The)	16,433	378,452
Liberty Global PLC*	17,674	537,820
Omnicom Group, Inc.	4,359	316,768
Walt Disney Co. (The)	2,488	249,895

Total Media		2,536,300

See Notes to Financial Statements.

62	WisdomTree Domestic Equity Funds

Schedule of Investments (concluded)

WisdomTree U.S. Quality Shareholder Yield Fund (QSY)

March 31, 2018

Investments	Shares	Value
Metals & Mining – 0.5%
Steel Dynamics, Inc.	4,902	$216,766
Multiline Retail – 2.7%
Dollar General Corp.	1,061	99,257
Kohl’s Corp.	5,428	355,588
Macy’s, Inc.	9,732	289,430
Nordstrom, Inc.	4,236	205,065
Target Corp.	3,550	246,476

Total Multiline Retail		1,195,816
Oil, Gas & Consumable Fuels – 1.8%
ConocoPhillips	4,514	267,635
Marathon Petroleum Corp.	3,596	262,904
Valero Energy Corp.	2,760	256,045

Total Oil, Gas & Consumable Fuels		786,584
Pharmaceuticals – 1.0%
Bristol-Myers Squibb Co.	3,103	196,265
Pfizer, Inc.	6,642	235,724

Total Pharmaceuticals		431,989
Professional Services – 0.9%
ManpowerGroup, Inc.	1,025	117,978
Robert Half International, Inc.	4,781	276,772

Total Professional Services		394,750
Road & Rail – 1.2%
CSX Corp.	4,492	250,249
Union Pacific Corp.	2,078	279,346

Total Road & Rail		529,595
Semiconductors & Semiconductor Equipment – 2.9%
Intel Corp.	3,703	192,852
Lam Research Corp.	780	158,465
Marvell Technology Group Ltd.	10,512	220,752
Maxim Integrated Products, Inc.	3,215	193,607
Skyworks Solutions, Inc.	1,389	139,261
Texas Instruments, Inc.	1,793	186,275
Xilinx, Inc.	2,690	194,326

Total Semiconductors & Semiconductor Equipment		1,285,538
Software – 3.1%
ANSYS, Inc.*	857	134,283
Aspen Technology, Inc.*	3,490	275,326
CDK Global, Inc.	5,220	330,635
Citrix Systems, Inc.*	2,182	202,490
Fair Isaac Corp.*	823	139,391
Intuit, Inc.	662	114,758
VMware, Inc. Class A*	1,524	184,815

Total Software		1,381,698
Specialty Retail – 3.9%
AutoZone, Inc.*	188	121,954
Best Buy Co., Inc.	2,729	191,003
Burlington Stores, Inc.*	870	115,840
Foot Locker, Inc.	4,138	188,445
Gap, Inc. (The)	3,389	105,737
Home Depot, Inc. (The)	718	127,976
L Brands, Inc.	2,500	95,525
Lowe’s Cos., Inc.	1,759	154,352
O’Reilly Automotive, Inc.*	1,131	279,787
Ross Stores, Inc.	1,176	91,704
TJX Cos., Inc. (The)	1,515	123,563
Tractor Supply Co.	2,190	138,014

Total Specialty Retail		1,733,900
Technology Hardware, Storage & Peripherals – 3.1%
Apple, Inc.	1,192	199,994
HP, Inc.	9,663	211,813
NetApp, Inc.	4,642	286,365
Seagate Technology PLC	11,897	696,212

Total Technology Hardware, Storage & Peripherals		1,394,384
Textiles, Apparel & Luxury Goods – 1.0%
Carter’s, Inc.	1,136	118,258
Hanesbrands, Inc.(a)	6,158	113,430
Ralph Lauren Corp.	824	92,123
VF Corp.	1,871	138,679

Total Textiles, Apparel & Luxury Goods		462,490
Tobacco – 0.5%
Altria Group, Inc.	3,821	238,125
Trading Companies & Distributors – 1.8%
Fastenal Co.	2,549	139,150
HD Supply Holdings, Inc.*	6,547	248,393
W.W. Grainger, Inc.	1,438	405,904

Total Trading Companies & Distributors		793,447
TOTAL COMMON STOCKS (Cost: $43,573,264)		44,390,207
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 0.9%
United States – 0.9%
State Street Navigator Securities Lending Government Money Market Portfolio, 1.74%(b) (Cost: $395,892)(c)	395,892	395,892
TOTAL INVESTMENTS IN SECURITIES – 100.7% (Cost: $43,969,156)		44,786,099
Other Assets less Liabilities – (0.7)%		(319,629)

NET ASSETS – 100.0%		$44,466,470
*	Non-income producing security.

(a)	Security, or portion thereof, was on loan at March 31, 2018 (See Note 2).

(b)	Rate shown represents annualized 7-day yield as of March 31, 2018.

(c)

At March 31, 2018, the total market value of the Fund’s securities on loan was $608,291 and the total market value of the collateral held by the Fund was $620,130. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $224,238.

See Notes to Financial Statements.

WisdomTree Domestic Equity Funds	63

Schedule of Investments

WisdomTree U.S. SmallCap Dividend Fund (DES)

March 31, 2018

Investments	Shares	Value
COMMON STOCKS – 99.1%
United States – 99.1%
Aerospace & Defense – 0.3%
AAR Corp.	38,216	$1,685,708
Cubic Corp.	18,459	1,173,992
National Presto Industries, Inc.(a)	11,062	1,037,062
Triumph Group, Inc.	46,123	1,162,300

Total Aerospace & Defense		5,059,062
Air Freight & Logistics – 0.1%
Forward Air Corp.	47,533	2,512,594
Airlines – 0.7%
Allegiant Travel Co.	46,722	8,061,881
Hawaiian Holdings, Inc.	96,360	3,729,132
SkyWest, Inc.	48,270	2,625,888

Total Airlines		14,416,901
Auto Components – 0.8%
Cooper Tire & Rubber Co.(a)	93,692	2,745,176
Standard Motor Products, Inc.	60,019	2,855,104
Strattec Security Corp.	8,912	323,951
Superior Industries International, Inc.	91,903	1,222,310
Tenneco, Inc.	138,053	7,574,968
Tower International, Inc.	50,258	1,394,659

Total Auto Components		16,116,168
Automobiles – 0.1%
Winnebago Industries, Inc.	34,389	1,293,026
Banks – 6.9%
1st Constitution Bancorp	4,401	95,062
1st Source Corp.	20,057	1,015,285
Access National Corp.	19,735	563,040
ACNB Corp.(a)	8,776	256,698
American National Bankshares, Inc.	12,088	454,509
Ameris Bancorp	15,891	840,634
Ames National Corp.	12,897	354,668
Arrow Financial Corp.	17,296	587,199
Banc of California, Inc.(a)	60,189	1,161,648
BancFirst Corp.	24,065	1,277,852
BancorpSouth Bank	73,114	2,325,025
Bank of Commerce Holdings	8,553	99,642
Bank of Marin Bancorp	5,325	367,159
Bankwell Financial Group, Inc.	3,401	109,784
Banner Corp.	27,957	1,551,334
Bar Harbor Bankshares	19,506	540,706
BCB Bancorp, Inc.	26,397	413,113
Berkshire Hills Bancorp, Inc.	48,395	1,836,590
Blue Hills Bancorp, Inc.	35,966	749,891
Boston Private Financial Holdings, Inc.	111,435	1,677,097
Bridge Bancorp, Inc.	25,886	868,475
Brookline Bancorp, Inc.	86,496	1,401,235
Bryn Mawr Bank Corp.	16,009	703,596
C&F Financial Corp.	3,658	192,411
Camden National Corp.	16,202	720,989
Capital City Bank Group, Inc.	8,540	211,365
Carolina Financial Corp.	5,187	203,745
CenterState Bank Corp.	26,557	704,557
Central Pacific Financial Corp.	33,127	942,794
Central Valley Community Bancorp	7,671	150,045
Century Bancorp, Inc. Class A	998	79,241
Chemung Financial Corp.(a)	4,493	208,790
Citizens & Northern Corp.	23,375	539,729
City Holding Co.	19,545	1,340,005
Civista Bancshares, Inc.	5,877	134,348
CNB Financial Corp.	17,033	495,490
CoBiz Financial, Inc.	21,317	417,813
Codorus Valley Bancorp, Inc.	7,479	210,310
Community Bank System, Inc.(a)	60,962	3,265,125
Community Financial Corp. (The)	2,347	87,355
Community Trust Bancorp, Inc.	23,787	1,075,172
ConnectOne Bancorp, Inc.	16,819	484,387
County Bancorp, Inc.	2,686	78,458
CVB Financial Corp.	123,729	2,801,225
DNB Financial Corp.	1,577	56,220
Eagle Bancorp Montana, Inc.	3,885	80,614
Enterprise Bancorp, Inc.	8,600	303,494
Enterprise Financial Services Corp.	11,933	559,658
Evans Bancorp, Inc.	4,735	214,259
Farmers & Merchants Bancorp, Inc.(a)	5,738	231,643
Farmers Capital Bank Corp.	3,952	157,882
Farmers National Banc Corp.	20,451	283,246
Fidelity Southern Corp.	29,915	690,139
Financial Institutions, Inc.	19,036	563,466
First Bancorp	12,287	438,032
First Bancorp, Inc.	16,179	452,688
First Bancshares, Inc. (The)(a)	2,346	75,659
First Bank(a)	4,416	63,590
First Busey Corp.	54,713	1,626,070
First Business Financial Services, Inc.	10,327	259,827
First Commonwealth Financial Corp.	101,463	1,433,672
First Community Bancshares, Inc.	19,550	583,568
First Community Corp.	4,674	107,035
First Connecticut Bancorp, Inc.	17,312	443,187
First Financial Bancorp	73,573	2,159,368
First Financial Bankshares, Inc.(a)	52,701	2,440,056
First Financial Corp.	12,434	517,254
First Financial Northwest, Inc.	7,319	122,593
First Guaranty Bancshares, Inc.(a)	7,986	207,556
First Internet Bancorp	2,238	82,806
First Interstate BancSystem, Inc. Class A	39,094	1,546,168
First Merchants Corp.	40,055	1,670,294
First Mid-Illinois Bancshares, Inc.	10,234	373,029
First Midwest Bancorp, Inc.	80,306	1,974,725
First of Long Island Corp. (The)	22,975	630,664
Flushing Financial Corp.	37,196	1,002,804
FNB Bancorp	4,981	183,251
German American Bancorp, Inc.	17,153	572,053
Glacier Bancorp, Inc.	82,275	3,157,715
Great Southern Bancorp, Inc.	12,100	604,395
Great Western Bancorp, Inc.	56,233	2,264,503

See Notes to Financial Statements.

64	WisdomTree Domestic Equity Funds

Schedule of Investments (continued)

WisdomTree U.S. SmallCap Dividend Fund (DES)

March 31, 2018

Investments	Shares	Value
Guaranty Bancorp	23,235	$658,712
Guaranty Bancshares, Inc.	8,578	285,733
Hanmi Financial Corp.	42,437	1,304,938
Hawthorn Bancshares, Inc.(a)	3,667	74,990
Heartland Financial USA, Inc.	12,584	667,581
Heritage Commerce Corp.	45,152	744,105
Heritage Financial Corp.	23,378	715,367
Hilltop Holdings, Inc.	47,270	1,108,954
Hope Bancorp, Inc.	183,575	3,339,229
Horizon Bancorp	24,200	726,242
Independent Bank Corp.	45,474	2,220,339
Independent Bank Group, Inc.	8,194	579,316
International Bancshares Corp.	52,861	2,056,293
Lakeland Bancorp, Inc.	46,321	919,472
Lakeland Financial Corp.	21,881	1,011,559
LCNB Corp.	14,337	272,403
LegacyTexas Financial Group, Inc.	35,807	1,533,256
Live Oak Bancshares, Inc.	9,094	252,813
Macatawa Bank Corp.	31,610	324,635
MainSource Financial Group, Inc.	23,619	960,112
MBT Financial Corp.	24,470	263,053
Mercantile Bank Corp.	16,926	562,790
Middlefield Banc Corp.	3,432	168,511
Midland States Bancorp, Inc.	23,708	748,225
MidSouth Bancorp, Inc.	2,896	36,634
MidWestOne Financial Group, Inc.	11,385	379,007
MutualFirst Financial, Inc.	6,640	240,700
National Bank Holdings Corp. Class A	14,915	495,924
National Bankshares, Inc.(a)	8,578	386,439
NBT Bancorp, Inc.	51,255	1,818,527
Northrim BanCorp, Inc.	8,593	296,888
Norwood Financial Corp.	7,868	236,748
Ohio Valley Banc Corp.(a)	4,595	192,301
Old Line Bancshares, Inc.	5,956	196,548
Old National Bancorp	189,436	3,201,468
Old Point Financial Corp.	3,510	92,594
Old Second Bancorp, Inc.	5,676	78,896
Orrstown Financial Services, Inc.	7,178	173,349
Park National Corp.	25,509	2,646,814
Parke Bancorp, Inc.	8,125	169,000
Peapack Gladstone Financial Corp.	4,993	166,716
Penns Woods Bancorp, Inc.	9,356	395,852
People’s Utah Bancorp	9,703	313,407
Peoples Bancorp of North Carolina, Inc.(a)	3,727	114,493
Peoples Bancorp, Inc.	23,575	835,734
Peoples Financial Services Corp.(a)	9,294	424,271
Plumas Bancorp	2,820	70,077
Preferred Bank	9,703	622,933
Premier Financial Bancorp, Inc.	14,699	273,548
QCR Holdings, Inc.	3,339	149,754
RBB Bancorp	8,815	232,452
Reliant Bancorp, Inc.	4,023	91,684
Renasant Corp.	43,589	1,855,148
Republic Bancorp, Inc. Class A	18,784	719,427
S&T Bancorp, Inc.	37,163	1,484,290
Sandy Spring Bancorp, Inc.	34,929	1,353,848
ServisFirst Bancshares, Inc.	12,184	497,351
Shore Bancshares, Inc.	7,514	141,714
Sierra Bancorp	14,616	389,370
Simmons First National Corp. Class A	79,638	2,265,701
South State Corp.	21,163	1,805,204
Southern National Bancorp of Virginia, Inc.	21,494	340,465
Southside Bancshares, Inc.	46,175	1,604,120
State Bank Financial Corp.	36,122	1,084,021
Stock Yards Bancorp, Inc.	23,112	811,231
Summit Financial Group, Inc.	9,446	236,244
Sussex Bancorp(a)	2,386	72,534
Tompkins Financial Corp.	16,616	1,258,828
Towne Bank	51,053	1,460,116
TriCo Bancshares	17,604	655,221
Trustmark Corp.	90,509	2,820,260
Two River Bancorp	3,825	69,041
Union Bankshares Corp.	48,423	1,777,608
Union Bankshares, Inc.(a)	5,362	272,390
United Community Banks, Inc.	50,388	1,594,780
United Security Bancshares	19,799	212,839
Unity Bancorp, Inc.	5,792	127,424
Univest Corp. of Pennsylvania	37,004	1,025,011
Valley National Bancorp	480,913	5,992,176
Washington Trust Bancorp, Inc.	23,427	1,259,201
WesBanco, Inc.	53,908	2,280,308
West Bancorporation, Inc.	21,277	544,691
Westamerica Bancorporation(a)	33,776	1,961,710

Total Banks		135,530,437
Beverages – 0.1%
Coca-Cola Bottling Co. Consolidated	4,820	832,269
MGP Ingredients, Inc.(a)	5,395	483,338

Total Beverages		1,315,607
Building Products – 0.9%
AAON, Inc.	58,896	2,296,944
Advanced Drainage Systems, Inc.	104,141	2,697,252
Apogee Enterprises, Inc.	51,012	2,211,370
Griffon Corp.	92,509	1,688,289
Insteel Industries, Inc.	12,247	338,385
Quanex Building Products Corp.	39,878	693,877
Simpson Manufacturing Co., Inc.	102,510	5,903,551
Universal Forest Products, Inc.	83,551	2,711,230

Total Building Products		18,540,898
Capital Markets – 1.6%
Arlington Asset Investment Corp. Class A(a)	159,216	1,757,745
Artisan Partners Asset Management, Inc. Class A	144,753	4,820,275
Associated Capital Group, Inc. Class A	1,763	66,024
B. Riley Financial, Inc.	21,002	409,539
Cohen & Steers, Inc.	54,652	2,222,150
Financial Engines, Inc.	29,250	1,023,750
Gain Capital Holdings, Inc.(a)	67,706	457,016
GAMCO Investors, Inc. Class A	3,269	81,169

See Notes to Financial Statements.

WisdomTree Domestic Equity Funds	65

Schedule of Investments (continued)

WisdomTree U.S. SmallCap Dividend Fund (DES)

March 31, 2018

Investments	Shares	Value
Greenhill & Co., Inc.(a)	15,544	$287,564
Hamilton Lane, Inc. Class A	19,098	711,019
Hennessy Advisors, Inc.	6,376	123,057
Houlihan Lokey, Inc.	22,985	1,025,131
Investment Technology Group, Inc.	24,791	489,374
Ladenburg Thalmann Financial Services, Inc.	113,188	370,125
Moelis & Co. Class A	48,824	2,482,700
Oppenheimer Holdings, Inc. Class A	9,679	249,234
Piper Jaffray Cos.	11,920	989,956
PJT Partners, Inc. Class A	4,040	202,404
Pzena Investment Management, Inc. Class A	10,800	120,204
Silvercrest Asset Management Group, Inc. Class A	14,657	222,786
Virtu Financial, Inc. Class A(a)	244,737	8,076,321
Virtus Investment Partners, Inc.	5,439	673,348
Waddell & Reed Financial, Inc. Class A(a)	186,431	3,767,771
Westwood Holdings Group, Inc.	17,119	967,052

Total Capital Markets		31,595,714
Chemicals – 2.2%
A. Schulman, Inc.	102,139	4,391,977
Advanced Emissions Solutions, Inc.(a)	373,774	4,268,499
American Vanguard Corp.	14,175	286,335
Balchem Corp.	22,606	1,848,040
Chase Corp.	9,655	1,124,325
Core Molding Technologies, Inc.	11,438	203,940
FutureFuel Corp.	109,566	1,313,696
H.B. Fuller Co.	86,470	4,300,153
Hawkins, Inc.	38,571	1,355,771
Innophos Holdings, Inc.	130,176	5,234,377
Innospec, Inc.	41,871	2,872,351
KMG Chemicals, Inc.	5,083	304,726
Minerals Technologies, Inc.	16,073	1,076,087
Quaker Chemical Corp.	18,955	2,807,804
Rayonier Advanced Materials, Inc.(a)	117,622	2,525,344
Stepan Co.	39,928	3,321,211
Tredegar Corp.	114,783	2,060,355
Valhi, Inc.	704,887	4,271,615

Total Chemicals		43,566,606
Commercial Services & Supplies – 6.7%
ABM Industries, Inc.	156,893	5,252,778
Brady Corp. Class A	156,432	5,811,449
Covanta Holding Corp.	1,358,282	19,695,089
Ennis, Inc.	155,122	3,055,903
Essendant, Inc.	383,321	2,989,904
Herman Miller, Inc.	194,135	6,202,613
HNI Corp.	227,715	8,218,234
Interface, Inc.	99,214	2,500,193
Kimball International, Inc. Class B	89,314	1,521,910
Knoll, Inc.	222,216	4,486,541
LSC Communications, Inc.	337,120	5,882,744
Matthews International Corp. Class A	70,386	3,561,532
McGrath RentCorp	84,353	4,528,912
Mobile Mini, Inc.	182,308	7,930,398
Multi-Color Corp.	8,573	566,247
Pitney Bowes, Inc.	2,010,881	21,898,494
Quad/Graphics, Inc.	308,900	7,830,615
RR Donnelley & Sons Co.	678,101	5,919,822
Steelcase, Inc. Class A	479,851	6,525,974
Tetra Tech, Inc.	70,872	3,469,184
U.S. Ecology, Inc.	47,921	2,554,189
UniFirst Corp.	2,115	341,890
Viad Corp.	21,935	1,150,491
VSE Corp.	9,774	505,511

Total Commercial Services & Supplies		132,400,617
Communications Equipment – 0.9%
ADTRAN, Inc.	120,799	1,878,424
Comtech Telecommunications Corp.	77,562	2,318,328
InterDigital, Inc.	96,498	7,102,253
PC-Tel, Inc.*	76,697	550,685
Plantronics, Inc.	59,873	3,614,533
TESSCO Technologies, Inc.	54,935	1,271,745

Total Communications Equipment		16,735,968
Construction & Engineering – 0.7%
Argan, Inc.	50,272	2,159,182
Comfort Systems USA, Inc.	40,095	1,653,919
Granite Construction, Inc.	48,658	2,718,036
KBR, Inc.	363,432	5,883,964
Primoris Services Corp.	67,725	1,691,771

Total Construction & Engineering		14,106,872
Construction Materials – 0.0%
United States Lime & Minerals, Inc.	6,140	449,325
Consumer Finance – 0.2%
FirstCash, Inc.	26,503	2,153,369
Nelnet, Inc. Class A	16,899	885,676

Total Consumer Finance		3,039,045
Containers & Packaging – 0.9%
Greif, Inc. Class A	104,018	5,434,940
Greif, Inc. Class B	71,260	4,150,895
Myers Industries, Inc.	126,250	2,670,188
Silgan Holdings, Inc.	212,819	5,927,009

Total Containers & Packaging		18,183,032
Distributors – 0.2%
Core-Mark Holding Co., Inc.	89,233	1,897,094
Weyco Group, Inc.	48,632	1,634,035

Total Distributors		3,531,129
Diversified Consumer Services – 0.6%
Capella Education Co.	35,314	3,084,678
Carriage Services, Inc.	28,642	792,238
Collectors Universe, Inc.	66,605	1,046,364
Graham Holdings Co. Class B	6,333	3,814,049
Liberty Tax, Inc.	101,769	1,027,867
Strayer Education, Inc.	18,340	1,853,257

Total Diversified Consumer Services		11,618,453

See Notes to Financial Statements.

66	WisdomTree Domestic Equity Funds

Schedule of Investments (continued)

WisdomTree U.S. SmallCap Dividend Fund (DES)

March 31, 2018

Investments	Shares	Value
Diversified Financial Services – 0.0%
A-Mark Precious Metals, Inc.	8,252	$101,087
Marlin Business Services Corp.	14,864	421,395
Tiptree, Inc.	26,338	167,246

Total Diversified Financial Services		689,728
Diversified Telecommunication Services – 1.6%
ATN International, Inc.	30,305	1,806,784
Cogent Communications Holdings, Inc.	299,722	13,007,935
Consolidated Communications Holdings, Inc.(a)	1,370,833	15,024,330
IDT Corp. Class B*	238,948	1,498,204

Total Diversified Telecommunication Services		31,337,253
Electric Utilities – 1.2%
El Paso Electric Co.	141,666	7,224,966
Genie Energy Ltd. Class B	239,748	1,196,342
MGE Energy, Inc.	108,082	6,063,400
Otter Tail Corp.	166,151	7,202,646
Spark Energy, Inc. Class A(a)	110,128	1,305,017

Total Electric Utilities		22,992,371
Electrical Equipment – 0.8%
Allied Motion Technologies, Inc.	4,513	179,392
AZZ, Inc.	57,694	2,521,228
Encore Wire Corp.	5,299	300,453
EnerSys	67,001	4,647,859
General Cable Corp.	186,692	5,526,083
LSI Industries, Inc.	117,327	951,522
Powell Industries, Inc.	65,222	1,750,559
Preformed Line Products Co.	8,234	535,951

Total Electrical Equipment		16,413,047
Electronic Equipment, Instruments & Components – 1.5%
AVX Corp.	679,390	11,243,904
Badger Meter, Inc.	50,970	2,403,236
Bel Fuse, Inc. Class B	16,714	315,895
CTS Corp.	30,386	826,499
Daktronics, Inc.	213,379	1,879,869
Mesa Laboratories, Inc.(a)	3,038	450,961
Methode Electronics, Inc.	48,453	1,894,512
MTS Systems Corp.	58,991	3,046,885
Park Electrochemical Corp.	66,613	1,121,763
Systemax, Inc.	79,848	2,279,660
Vishay Intertechnology, Inc.	257,297	4,785,724

Total Electronic Equipment, Instruments & Components		30,248,908
Energy Equipment & Services – 0.4%
Archrock, Inc.	550,733	4,818,914
U.S. Silica Holdings, Inc.(a)	94,612	2,414,498

Total Energy Equipment & Services		7,233,412
Equity Real Estate Investment Trusts (REITs) – 13.0%
Acadia Realty Trust	158,891	3,908,719
Agree Realty Corp.	57,050	2,740,682
Alexander & Baldwin, Inc.	28,877	667,925
Alexander’s, Inc.	10,596	4,039,513
American Assets Trust, Inc.	63,639	2,126,179
Armada Hoffler Properties, Inc.	106,350	1,455,932
Ashford Hospitality Prime, Inc.	107,721	1,047,048
Ashford Hospitality Trust, Inc.	332,477	2,147,801
Bluerock Residential Growth REIT, Inc.(a)	125,328	1,065,288
Brandywine Realty Trust	301,773	4,792,155
BRT Apartments Corp.	41,375	486,156
CareTrust REIT, Inc.	152,679	2,045,899
CatchMark Timber Trust, Inc. Class A	87,378	1,089,604
CBL & Associates Properties, Inc.(a)	985,656	4,110,186
Cedar Realty Trust, Inc.	140,516	553,633
Chatham Lodging Trust	127,706	2,445,570
Chesapeake Lodging Trust	164,584	4,577,081
CIM Commercial Trust Corp.	66,856	845,728
Clipper Realty, Inc.(a)	30,783	260,732
Columbia Property Trust, Inc.	208,077	4,257,255
Community Healthcare Trust, Inc.(a)	51,139	1,316,318
Condor Hospitality Trust, Inc.	42,597	425,970
CoreCivic, Inc.	423,563	8,267,950
CorEnergy Infrastructure Trust, Inc.(a)	47,769	1,793,248
DDR Corp.	1,761,500	12,911,795
DiamondRock Hospitality Co.	428,901	4,477,726
Easterly Government Properties, Inc.	101,699	2,074,660
Education Realty Trust, Inc.	157,264	5,150,396
Farmland Partners, Inc.(a)	91,979	768,025
Four Corners Property Trust, Inc.	127,483	2,943,582
Franklin Street Properties Corp.	364,274	3,063,544
Getty Realty Corp.	86,703	2,186,650
Gladstone Commercial Corp.	92,942	1,611,614
Gladstone Land Corp.(a)	22,625	273,310
Global Medical REIT, Inc.(a)	96,838	673,024
Global Net Lease, Inc.	324,287	5,473,965
Government Properties Income Trust	446,360	6,097,278
Hersha Hospitality Trust(a)	128,235	2,295,407
Independence Realty Trust, Inc.	286,164	2,626,986
InfraREIT, Inc.	105,662	2,053,013
Investors Real Estate Trust	277,329	1,439,338
Jernigan Capital, Inc.(a)	47,524	860,184

Kite Realty Group Trust	268,857	4,094,692
Lexington Realty Trust	797,965	6,279,985
LTC Properties, Inc.	96,067	3,650,546
Mack-Cali Realty Corp.	160,967	2,689,759
MedEquities Realty Trust, Inc.	119,439	1,255,304
Monmouth Real Estate Investment Corp.	139,018	2,090,831
National Storage Affiliates Trust	91,884	2,304,451
New Senior Investment Group, Inc.	500,543	4,094,442
NexPoint Residential Trust, Inc.	35,747	887,956
NorthStar Realty Europe Corp.	114,167	1,486,454
One Liberty Properties, Inc.	58,884	1,301,336
Pebblebrook Hotel Trust	133,561	4,587,820
Pennsylvania Real Estate Investment Trust(a)	262,172	2,529,960
Physicians Realty Trust	438,006	6,819,753
Piedmont Office Realty Trust, Inc. Class A	291,021	5,119,059
PotlatchDeltic Corp.	76,648	3,989,528
Preferred Apartment Communities, Inc. Class A	84,665	1,201,396

See Notes to Financial Statements.

WisdomTree Domestic Equity Funds	67

Schedule of Investments (continued)

WisdomTree U.S. SmallCap Dividend Fund (DES)

March 31, 2018

Investments	Shares	Value
QTS Realty Trust, Inc. Class A	68,576	$2,483,823
Ramco-Gershenson Properties Trust	230,375	2,847,435
Retail Opportunity Investments Corp.	201,683	3,563,739
Retail Properties of America, Inc. Class A	559,543	6,524,271
Rexford Industrial Realty, Inc.	70,318	2,024,455
Safety Income & Growth, Inc.(a)	30,868	493,579
Saul Centers, Inc.	34,370	1,751,839
Select Income REIT	346,100	6,742,028
Seritage Growth Properties Class A(a)	34,197	1,215,703
STAG Industrial, Inc.	229,877	5,498,658
Summit Hotel Properties, Inc.	226,523	3,082,978
Tanger Factory Outlet Centers, Inc.(a)	247,282	5,440,204
Terreno Realty Corp.	62,767	2,166,089
Tier REIT, Inc.	84,396	1,559,638
UMH Properties, Inc.	81,866	1,097,823
Uniti Group, Inc.(a)	957,113	15,553,086
Universal Health Realty Income Trust	24,113	1,449,191
Urban Edge Properties	192,041	4,100,075
Urstadt Biddle Properties, Inc. Class A	67,956	1,311,551
Washington Prime Group, Inc.	1,088,258	7,258,681
Washington Real Estate Investment Trust	142,871	3,900,378
Whitestone REIT(a)	145,410	1,510,810
Xenia Hotels & Resorts, Inc.	262,068	5,167,981

Total Equity Real Estate Investment Trusts (REITs)		254,574,356
Food & Staples Retailing – 0.8%
Andersons, Inc. (The)	85,189	2,819,756
Ingles Markets, Inc. Class A	45,905	1,553,884
PriceSmart, Inc.	38,820	3,243,411
SpartanNash Co.	144,931	2,494,263
Village Super Market, Inc. Class A	64,490	1,700,601
Weis Markets, Inc.	118,742	4,866,047

Total Food & Staples Retailing		16,677,962
Food Products – 1.5%
Alico, Inc.	10,634	289,245
B&G Foods, Inc.(a)	568,588	13,475,536
Calavo Growers, Inc.(a)	35,637	3,285,731
Dean Foods Co.	446,620	3,849,864
J&J Snack Foods Corp.	34,981	4,777,005
John B. Sanfilippo & Son, Inc.	11,050	639,464
Limoneira Co.	23,007	545,956
Tootsie Roll Industries, Inc.(a)	60,222	1,773,539

Total Food Products		28,636,340
Gas Utilities – 1.1%
Chesapeake Utilities Corp.	39,613	2,786,775
Northwest Natural Gas Co.	123,893	7,142,431
RGC Resources, Inc.	24,514	622,656
South Jersey Industries, Inc.	416,158	11,719,009

Total Gas Utilities		22,270,871
Health Care Equipment & Supplies – 0.7%
Abaxis, Inc.	46,664	3,295,412
Analogic Corp.	8,737	837,878
Atrion Corp.	2,179	1,375,603
CONMED Corp.	66,734	4,226,264
Invacare Corp.	14,589	253,849
LeMaitre Vascular, Inc.	20,103	728,332
Meridian Bioscience, Inc.	230,738	3,276,479
Utah Medical Products, Inc.	7,500	741,375

Total Health Care Equipment & Supplies		14,735,192
Health Care Providers & Services – 1.0%
Aceto Corp.	118,022	896,967
Ensign Group, Inc. (The)	59,119	1,554,830
National HealthCare Corp.	70,731	4,217,690
National Research Corp. Class A	37,575	1,099,069
National Research Corp. Class B(a)	23,538	1,141,593
Owens & Minor, Inc.	519,339	8,075,721
Psychemedics Corp.	23,480	485,566
U.S. Physical Therapy, Inc.	21,859	1,777,137

Total Health Care Providers & Services		19,248,573
Health Care Technology – 0.1%
Computer Programs & Systems, Inc.(a)	30,724	897,141
Simulations Plus, Inc.	38,062	561,414

Total Health Care Technology		1,458,555
Hotels, Restaurants & Leisure – 3.5%
BBX Capital Corp.	51,621	475,429
BJ’s Restaurants, Inc.	38,494	1,728,381
Bloomin’ Brands, Inc.	207,811	5,045,651
Brinker International, Inc.(a)	289,953	10,467,303
Cheesecake Factory, Inc. (The)(a)	168,903	8,144,503
Dine Brands Global, Inc.	212,873	13,960,211
International Speedway Corp. Class A	39,989	1,763,515
Jack in the Box, Inc.	69,095	5,895,876
Marcus Corp. (The)	53,171	1,613,740
Papa John’s International, Inc.(a)	84,125	4,820,362
RCI Hospitality Holdings, Inc.	5,966	169,375
Red Rock Resorts, Inc. Class A	132,453	3,878,224
Ruth’s Hospitality Group, Inc.	81,782	1,999,570
Sonic Corp.(a)	144,700	3,650,781
Speedway Motorsports, Inc.	187,662	3,344,137
Wingstop, Inc.	31,218	1,474,426

Total Hotels, Restaurants & Leisure		68,431,484
Household Durables – 1.7%
Bassett Furniture Industries, Inc.	19,662	596,742
CSS Industries, Inc.	39,997	699,948
Ethan Allen Interiors, Inc.	110,968	2,546,716
Flexsteel Industries, Inc.	21,733	860,192
Hooker Furniture Corp.	18,961	695,869
KB Home	42,944	1,221,757
La-Z-Boy, Inc.	110,015	3,294,949
Libbey, Inc.	270,270	1,321,620
Lifetime Brands, Inc.	23,051	285,832
MDC Holdings, Inc.	231,733	6,469,985
Tupperware Brands Corp.	337,311	16,319,106

Total Household Durables		34,312,716

See Notes to Financial Statements.

68	WisdomTree Domestic Equity Funds

Schedule of Investments (continued)

WisdomTree U.S. SmallCap Dividend Fund (DES)

March 31, 2018

Investments	Shares	Value
Household Products – 1.0%
Energizer Holdings, Inc.	225,959	$13,462,637
Oil-Dri Corp. of America	17,693	711,082
WD-40 Co.	35,163	4,630,967

Total Household Products		18,804,686
Independent Power & Renewable Electricity Producers – 1.9%
NRG Yield, Inc. Class A	334,889	5,505,575
NRG Yield, Inc. Class C	619,414	10,530,038
Pattern Energy Group, Inc. Class A(a)	1,188,403	20,547,488

Total Independent Power & Renewable Electricity Producers		36,583,101
Industrial Conglomerates – 0.2%
Raven Industries, Inc.	85,105	2,982,930
Insurance – 1.9%
American Equity Investment Life Holding Co.	34,086	1,000,765
AMERISAFE, Inc.	11,357	627,474
AmTrust Financial Services, Inc.(a)	636,172	7,831,277
Baldwin & Lyons, Inc. Class B	26,771	588,962
Crawford & Co. Class A	43,710	350,554
Crawford & Co. Class B	19,862	163,266
Donegal Group, Inc. Class A	34,845	550,551
EMC Insurance Group, Inc.	31,640	856,811
Employers Holdings, Inc.	19,940	806,573
FBL Financial Group, Inc. Class A	28,502	1,976,614
Federated National Holding Co.	15,682	247,305
HCI Group, Inc.(a)	22,201	847,190
Heritage Insurance Holdings, Inc.(a)	16,005	242,636
Horace Mann Educators Corp.	47,841	2,045,203
Independence Holding Co.	3,094	110,301
Infinity Property & Casualty Corp.	11,459	1,356,745
Investors Title Co.	552	110,345
Kingstone Cos., Inc.	8,204	137,827
Kinsale Capital Group, Inc.	6,696	343,706
Mercury General Corp.	123,626	5,670,724
National General Holdings Corp.	41,204	1,001,669
National Western Life Group, Inc. Class A	314	95,732
Navigators Group, Inc. (The)	6,757	389,541
RLI Corp.	30,376	1,925,535
Safety Insurance Group, Inc.	29,157	2,240,715
State Auto Financial Corp.	27,559	787,361
Stewart Information Services Corp.	33,906	1,489,830
United Fire Group, Inc.	28,880	1,382,197
United Insurance Holdings Corp.	31,033	593,972
Universal Insurance Holdings, Inc.	36,393	1,160,937

Total Insurance		36,932,318
Internet & Catalog Retail – 0.2%
Nutrisystem, Inc.	61,854	1,666,966
PetMed Express, Inc.(a)	59,483	2,483,415

Total Internet & Catalog Retail		4,150,381
Internet Software & Services – 0.2%
NIC, Inc.	201,057	2,674,058
Reis, Inc.	58,508	1,254,997

Total Internet Software & Services		3,929,055
IT Services – 1.4%
Cass Information Systems, Inc.	24,221	1,441,392
Convergys Corp.	240,608	5,442,553
CSG Systems International, Inc.	92,710	4,198,836
Hackett Group, Inc. (The)	84,357	1,354,773
ManTech International Corp. Class A	65,990	3,660,465
Science Applications International Corp.	103,411	8,148,787
TTEC Holdings, Inc.	88,858	2,727,941

Total IT Services		26,974,747
Leisure Products – 0.6%
Acushnet Holdings Corp.	273,916	6,324,720
Callaway Golf Co.	39,641	648,527
Escalade, Inc.	58,644	803,423
Johnson Outdoors, Inc. Class A	8,605	533,510
Marine Products Corp.	98,719	1,383,053
Sturm Ruger & Co., Inc.(a)	44,579	2,340,398

Total Leisure Products		12,033,631
Life Sciences Tools & Services – 0.1%
Luminex Corp.	79,251	1,669,819
Machinery – 3.8%
Actuant Corp. Class A	14,958	347,774
Alamo Group, Inc.	6,231	684,787
Albany International Corp. Class A	48,068	3,013,864
Altra Industrial Motion Corp.	63,938	2,937,951
American Railcar Industries, Inc.(a)	118,004	4,414,530
Astec Industries, Inc.	26,139	1,442,350
Briggs & Stratton Corp.	145,958	3,124,961
Columbus McKinnon Corp.	14,880	533,299
DMC Global, Inc.	8,551	228,739
Douglas Dynamics, Inc.	87,498	3,793,038
Eastern Co. (The)	15,892	452,922
EnPro Industries, Inc.	32,605	2,522,975
ESCO Technologies, Inc.	20,819	1,218,952
Federal Signal Corp.	128,503	2,829,636
Franklin Electric Co., Inc.	68,005	2,771,204
Global Brass & Copper Holdings, Inc.	24,709	826,516
Gorman-Rupp Co. (The)	63,598	1,860,242
Graham Corp.	26,593	569,622
Greenbrier Cos., Inc. (The)(a)	79,618	4,000,804
Hillenbrand, Inc.	174,976	8,031,398
Hurco Cos., Inc.	9,580	439,722
Hyster-Yale Materials Handling, Inc.	27,964	1,955,523
Kadant, Inc.	13,845	1,308,353
Lindsay Corp.	21,579	1,973,184
Miller Industries, Inc.	48,216	1,205,400
Mueller Industries, Inc.	99,228	2,595,804
Mueller Water Products, Inc. Class A	316,894	3,444,638
NN, Inc.	43,901	1,053,624
Omega Flex, Inc.	21,922	1,427,122
Park-Ohio Holdings Corp.	22,004	854,855
REV Group, Inc.	73,296	1,521,625
Spartan Motors, Inc.	34,444	592,437
Standex International Corp.	14,014	1,336,235

See Notes to Financial Statements.

WisdomTree Domestic Equity Funds	69

Schedule of Investments (continued)

WisdomTree U.S. SmallCap Dividend Fund (DES)

March 31, 2018

Investments	Shares	Value
Sun Hydraulics Corp.	25,944	$1,389,561
Tennant Co.	36,464	2,468,613
Titan International, Inc.	16,981	214,130
Wabash National Corp.	107,129	2,229,354
Watts Water Technologies, Inc. Class A	44,240	3,437,448

Total Machinery		75,053,192
Marine – 0.3%
Matson, Inc.	182,784	5,234,934
Media – 5.1%
AMC Entertainment Holdings, Inc. Class A(a)	445,508	6,259,387
Beasley Broadcast Group, Inc. Class A(a)	28,260	319,338
Emerald Expositions Events, Inc.	154,104	3,001,946
Entercom Communications Corp. Class A(a)	703,736	6,791,052
Entravision Communications Corp. Class A	261,862	1,230,751
Gannett Co., Inc.	973,972	9,720,241
John Wiley & Sons, Inc. Class A	149,013	9,492,128
Meredith Corp.(a)	176,983	9,521,685
National CineMedia, Inc.	1,370,645	7,113,648
New Media Investment Group, Inc.	715,139	12,257,482
New York Times Co. (The) Class A	223,298	5,381,482
Nexstar Media Group, Inc. Class A(a)	116,700	7,760,550
Saga Communications, Inc. Class A	20,872	777,482
Scholastic Corp.	73,131	2,840,408
Sinclair Broadcast Group, Inc. Class A(a)	236,922	7,415,659
TEGNA, Inc.	681,563	7,763,003
World Wrestling Entertainment, Inc. Class A	95,872	3,452,351

Total Media		101,098,593
Metals & Mining – 2.4%
Carpenter Technology Corp.	100,370	4,428,324
Commercial Metals Co.	411,218	8,413,520
Compass Minerals International, Inc.(a)	217,352	13,106,326
Gold Resource Corp.	43,161	194,656
Haynes International, Inc.	54,841	2,035,150
Hecla Mining Co.	177,654	651,990
Kaiser Aluminum Corp.	51,815	5,228,133
Materion Corp.	26,491	1,352,366
Olympic Steel, Inc.	5,974	122,527
Schnitzer Steel Industries, Inc. Class A	104,973	3,395,877
Synalloy Corp.	13,075	187,626
Worthington Industries, Inc.	192,749	8,272,787

Total Metals & Mining		47,389,282
Multi-Utilities – 1.6%
Black Hills Corp.(a)	262,425	14,249,678
NorthWestern Corp.	248,434	13,365,749
Unitil Corp.	62,193	2,886,377

Total Multi-Utilities		30,501,804
Multiline Retail – 0.3%
Big Lots, Inc.(a)	109,388	4,761,660
Dillard’s, Inc. Class A(a)	26,243	2,108,362

Total Multiline Retail		6,870,022
Oil, Gas & Consumable Fuels – 3.4%
Adams Resources & Energy, Inc.	14,060	611,610
Arch Coal, Inc. Class A	55,493	5,098,697
CVR Energy, Inc.(a)	794,417	24,007,282
Delek U.S. Holdings, Inc.	229,397	9,336,458
Evolution Petroleum Corp.	216,734	1,744,709
Green Plains, Inc.	183,094	3,075,979
Hallador Energy Co.	119,892	823,658
NACCO Industries, Inc. Class A	12,687	416,768
Panhandle Oil and Gas, Inc. Class A	19,710	380,403
SemGroup Corp. Class A	846,868	18,122,975
SM Energy Co.	78,581	1,416,815
World Fuel Services Corp.	91,163	2,238,052

Total Oil, Gas & Consumable Fuels		67,273,406
Paper & Forest Products – 2.0%
Boise Cascade Co.	41,721	1,610,431
Domtar Corp.	332,888	14,161,055
KapStone Paper and Packaging Corp.	273,092	9,369,787
Neenah, Inc.	48,103	3,771,275
PH Glatfelter Co.	176,555	3,624,674
Schweitzer-Mauduit International, Inc.	183,626	7,188,958

Total Paper & Forest Products		39,726,180
Personal Products – 0.4%
Inter Parfums, Inc.	91,759	4,326,437
Medifast, Inc.	31,949	2,985,634
Natural Health Trends Corp.(a)	45,853	871,665

Total Personal Products		8,183,736
Pharmaceuticals – 0.1%
Phibro Animal Health Corp. Class A	37,342	1,482,477
Professional Services – 1.4%
Barrett Business Services, Inc.	17,635	1,461,589
BG Staffing, Inc.	82,875	1,573,796
CRA International, Inc.	19,546	1,022,060
Exponent, Inc.	45,595	3,586,047
Forrester Research, Inc.	46,422	1,924,192
Heidrick & Struggles International, Inc.	62,845	1,963,906
Insperity, Inc.	66,416	4,619,233
Kelly Services, Inc. Class A	57,019	1,655,832
Kforce, Inc.	75,056	2,030,265
Korn/Ferry International	83,338	4,299,407
Resources Connection, Inc.	139,782	2,264,468
RPX Corp.	118,947	1,271,544

Total Professional Services		27,672,339
Real Estate Management & Development – 0.4%
Consolidated-Tomoka Land Co.	532	33,436
Griffin Industrial Realty, Inc.	2,952	110,789
Kennedy-Wilson Holdings, Inc.	301,283	5,242,324
Rafael Holdings, Inc. Class B*	100	485
RE/MAX Holdings, Inc. Class A	11,790	712,706
RMR Group, Inc. (The) Class A	12,333	862,693

Total Real Estate Management & Development		6,962,433

See Notes to Financial Statements.

70	WisdomTree Domestic Equity Funds

Schedule of Investments (continued)

WisdomTree U.S. SmallCap Dividend Fund (DES)

March 31, 2018

Investments	Shares	Value
Road & Rail – 0.5%
ArcBest Corp.	33,802	$1,083,354
Celadon Group, Inc.(a)	51,768	191,542
Heartland Express, Inc.	44,044	792,351
Marten Transport Ltd.	42,807	976,000
Schneider National, Inc. Class B	107,657	2,805,541
Universal Logistics Holdings, Inc.	52,051	1,100,879
Werner Enterprises, Inc.	80,108	2,923,942

Total Road & Rail		9,873,609
Semiconductors & Semiconductor Equipment – 1.1%
Brooks Automation, Inc.	178,066	4,822,027
Cabot Microelectronics Corp.	33,832	3,623,746
Cohu, Inc.	47,345	1,079,939
NVE Corp.	37,085	3,082,134
Power Integrations, Inc.	34,630	2,366,961
Xperi Corp.	296,713	6,275,480

Total Semiconductors & Semiconductor Equipment		21,250,287
Software – 1.1%
American Software, Inc. Class A	153,131	1,990,703
Ebix, Inc.(a)	18,468	1,375,866
Monotype Imaging Holdings, Inc.	118,011	2,649,347
Progress Software Corp.	99,544	3,827,467
QAD, Inc. Class A	18,320	763,028
TiVo Corp.	846,155	11,465,400

Total Software		22,071,811
Specialty Retail – 7.9%
Aaron’s, Inc.	33,962	1,582,629
Abercrombie & Fitch Co. Class A	466,189	11,286,436
American Eagle Outfitters, Inc.	791,274	15,770,091
Barnes & Noble, Inc.	1,021,807	5,057,945
Bed Bath & Beyond, Inc.	573,710	12,042,173
Big 5 Sporting Goods Corp.(a)	270,710	1,962,647
Buckle, Inc. (The)(a)	332,232	7,358,939
Caleres, Inc.	57,475	1,931,160
Camping World Holdings, Inc. Class A	38,965	1,256,621
Cato Corp. (The) Class A	305,358	4,500,977
Chico’s FAS, Inc.	712,731	6,443,088
Children’s Place, Inc. (The)	31,318	4,235,759
Citi Trends, Inc.	23,932	739,738
Dick’s Sporting Goods, Inc.	280,628	9,836,011
DSW, Inc. Class A	401,608	9,020,116
Finish Line, Inc. (The) Class A(a)	246,638	3,339,478
GameStop Corp. Class A(a)	1,234,790	15,583,050
Group 1 Automotive, Inc.	39,590	2,586,811
Guess?, Inc.	691,067	14,332,730
Haverty Furniture Cos., Inc.	75,091	1,513,084
Lithia Motors, Inc. Class A	33,046	3,321,784
Monro, Inc.	67,311	3,607,870
Office Depot, Inc.	2,421,127	5,205,423
Pier 1 Imports, Inc.	687,513	2,213,792
Shoe Carnival, Inc.	30,433	724,305
Sonic Automotive, Inc. Class A	45,488	861,998
Tailored Brands, Inc.	278,122	6,969,737
Tile Shop Holdings, Inc.	174,359	1,046,154
Winmark Corp.	2,100	274,680

Total Specialty Retail		154,605,226
Technology Hardware, Storage & Peripherals – 0.2%
Diebold Nixdorf, Inc.(a)	257,184	3,960,634
TransAct Technologies, Inc.	28,951	377,810

Total Technology Hardware, Storage & Peripherals		4,338,444
Textiles, Apparel & Luxury Goods – 0.5%
Culp, Inc.	20,915	638,953
Movado Group, Inc.	42,883	1,646,707
Oxford Industries, Inc.	39,376	2,935,875
Rocky Brands, Inc.	26,294	564,006
Superior Uniform Group, Inc.	32,777	861,052
Wolverine World Wide, Inc.	118,906	3,436,384

Total Textiles, Apparel & Luxury Goods		10,082,977
Thrifts & Mortgage Finance – 1.2%
BankFinancial Corp.	18,713	317,747
Bear State Financial, Inc.	17,731	181,743
Beneficial Bancorp, Inc.	53,971	839,249
Capitol Federal Financial, Inc.	165,539	2,044,407
Charter Financial Corp.	11,261	229,612
Clifton Bancorp, Inc.	16,117	252,231
Dime Community Bancshares, Inc.	46,581	857,090
ESSA Bancorp, Inc.	11,936	175,101
Federal Agricultural Mortgage Corp. Class C	8,930	777,089
First Defiance Financial Corp.	9,236	529,408
FS Bancorp, Inc.	1,281	68,533
Greene County Bancorp, Inc.(a)	4,674	171,536
Hingham Institution for Savings	865	178,190
Home Bancorp, Inc.	5,924	255,739
Kearny Financial Corp.	31,129	404,677
Meridian Bancorp, Inc.	20,416	411,382
Meta Financial Group, Inc.	2,857	311,984
Northfield Bancorp, Inc.	53,070	828,423
Northwest Bancshares, Inc.	188,590	3,123,050
OceanFirst Financial Corp.	36,179	967,788
Oritani Financial Corp.	95,425	1,464,774
Provident Financial Holdings, Inc.	10,386	187,883
Provident Financial Services, Inc.	94,709	2,423,603
Prudential Bancorp, Inc.	2,769	50,230
Riverview Bancorp, Inc.	12,614	117,815
SI Financial Group, Inc.	6,138	88,387
Southern Missouri Bancorp, Inc.	4,439	162,467
Territorial Bancorp, Inc.	11,150	330,709
Timberland Bancorp, Inc.	5,884	178,874
TrustCo Bank Corp.	136,285	1,151,608
United Community Financial Corp.	38,683	381,414
United Financial Bancorp, Inc.	66,649	1,079,714
Washington Federal, Inc.	72,363	2,503,760
Waterstone Financial, Inc.	35,859	620,361
Western New England Bancorp, Inc.	20,882	222,393
WSFS Financial Corp.	11,495	550,610

Total Thrifts & Mortgage Finance		24,439,581

See Notes to Financial Statements.

WisdomTree Domestic Equity Funds	71

Schedule of Investments (concluded)

WisdomTree U.S. SmallCap Dividend Fund (DES)

March 31, 2018

Investments	Shares	Value
Tobacco – 1.9%
Turning Point Brands, Inc.	25,776	$501,085
Universal Corp.	157,073	7,618,041
Vector Group Ltd.(a)	1,452,366	29,613,743

Total Tobacco		37,732,869
Trading Companies & Distributors – 1.5%
Applied Industrial Technologies, Inc.	109,188	7,959,805
GATX Corp.	159,844	10,947,716
H&E Equipment Services, Inc.	161,400	6,212,286
Kaman Corp.	58,833	3,654,706

Total Trading Companies & Distributors		28,774,513
Water Utilities – 1.0%
American States Water Co.	102,048	5,414,667
Artesian Resources Corp. Class A	30,693	1,119,681
California Water Service Group	121,345	4,520,101
Connecticut Water Service, Inc.	37,475	2,268,362
Global Water Resources, Inc.	89,019	798,501
Middlesex Water Co.	51,806	1,901,280
SJW Group	42,640	2,247,554
York Water Co. (The)	37,852	1,173,412

Total Water Utilities		19,443,558
Wireless Telecommunication Services – 0.7%
Shenandoah Telecommunications Co.	57,224	2,060,064
Spok Holdings, Inc.	96,177	1,437,846
Telephone & Data Systems, Inc.	372,035	10,428,141

Total Wireless Telecommunication Services		13,926,051
TOTAL COMMON STOCKS (Cost: $1,938,813,923)		1,947,320,214
EXCHANGE-TRADED FUND – 0.5%
United States – 0.5%
WisdomTree U.S. MidCap Dividend Fund(b) (Cost: $10,467,137)	309,178	10,549,153
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 6.1%
United States – 6.1%
State Street Navigator Securities Lending Government Money Market Portfolio, 1.74%(c) (Cost: $119,114,409)(d)	119,114,409	119,114,409
TOTAL INVESTMENTS IN SECURITIES – 105.7% (Cost: $2,068,395,469)		2,076,983,776
Other Assets less Liabilities – (5.7)%		(111,706,458)

NET ASSETS – 100.0%		$1,965,277,318
*	Non-income producing security.

(a)	Security, or portion thereof, was on loan at March 31, 2018 (See Note 2).

(b)	Affiliated company (See Note 3).

(c)	Rate shown represents annualized 7-day yield as of March 31, 2018.

(d)

At March 31, 2018, the total market value of the Fund’s securities on loan was $226,965,658 and the total market value of the collateral held by the Fund was $232,705,811. The total market value of the collateral includes non-cash U.S. Government and U.S. Government Agencies securities collateral having a value of $113,591,402.

See Notes to Financial Statements.

72	WisdomTree Domestic Equity Funds

Schedule of Investments

WisdomTree U.S. SmallCap Earnings Fund (EES)

March 31, 2018

Investments	Shares	Value
COMMON STOCKS – 99.7%
Puerto Rico – 0.4%
Banks – 0.2%
First BanCorp*	160,601	$966,818
IT Services – 0.2%
EVERTEC, Inc.	84,458	1,380,888
Total Puerto Rico		2,347,706
United States – 99.3%
Aerospace & Defense – 1.5%
AAR Corp.	20,363	898,212
Aerovironment, Inc.*	5,970	271,695
Astronics Corp.*	14,087	525,445
Axon Enterprise, Inc.*(a)	9,768	383,980
Ducommun, Inc.*	8,686	263,881
Engility Holdings, Inc.*	19,064	465,161
Esterline Technologies Corp.*	28,825	2,108,549
National Presto Industries, Inc.(a)	8,229	771,469
Sparton Corp.*	1,207	21,014
Triumph Group, Inc.	104,623	2,636,499
Vectrus, Inc.*	12,488	465,053

Total Aerospace & Defense		8,810,958
Air Freight & Logistics – 0.5%
Atlas Air Worldwide Holdings, Inc.*	13,154	795,159
Forward Air Corp.	19,087	1,008,939
Hub Group, Inc. Class A*	19,610	820,678
Radiant Logistics, Inc.*	6,026	23,321

Total Air Freight & Logistics		2,648,097
Auto Components – 2.4%
American Axle & Manufacturing Holdings, Inc.*	278,881	4,244,569
Cooper Tire & Rubber Co.	101,581	2,976,323
Fox Factory Holding Corp.*	21,722	758,098
Gentherm, Inc.*	34,280	1,163,806
Modine Manufacturing Co.*	34,686	733,609
Motorcar Parts of America, Inc.*	24,717	529,685
Shiloh Industries, Inc.*	10,225	88,957
Standard Motor Products, Inc.	23,763	1,130,406
Stoneridge, Inc.*	59,586	1,644,574
Strattec Security Corp.	3,368	122,427
Tower International, Inc.	35,861	995,143

Total Auto Components		14,387,597
Automobiles – 0.1%
Winnebago Industries, Inc.	21,772	818,627
Banks – 11.1%
1st Source Corp.	16,030	811,439
Access National Corp.	7,669	218,797
Allegiance Bancshares, Inc.*	6,866	268,804
American National Bankshares, Inc.	5,781	217,366
Ameris Bancorp	22,267	1,177,924
Arrow Financial Corp.	9,749	330,979
Atlantic Capital Bancshares, Inc.*	9,623	174,176
Banc of California, Inc.(a)	31,855	614,802
BancFirst Corp.	19,863	1,054,725
Bancorp, Inc. (The)*	4,462	48,190
Bank of Commerce Holdings	9,236	107,599
Bankwell Financial Group, Inc.	5,116	165,144
Banner Corp.	21,531	1,194,755
Bar Harbor Bankshares	9,784	271,212
BCB Bancorp, Inc.	8,597	134,543
Berkshire Hills Bancorp, Inc.	22,653	859,681
Blue Hills Bancorp, Inc.	11,407	237,836
Boston Private Financial Holdings, Inc.	58,747	884,142
Bridge Bancorp, Inc.	13,036	437,358
Brookline Bancorp, Inc.	45,806	742,057
Bryn Mawr Bank Corp.	11,118	488,636
C&F Financial Corp.	2,561	134,709
Camden National Corp.	12,156	540,942
Capital City Bank Group, Inc.	7,329	181,393
Capstar Financial Holdings, Inc.*(a)	2,310	43,497
CenterState Bank Corp.	33,122	878,727
Central Pacific Financial Corp.	19,984	568,745
Century Bancorp, Inc. Class A	4,228	335,703
City Holding Co.	10,771	738,460
CNB Financial Corp.	11,458	333,313
CoBiz Financial, Inc.	23,424	459,110
Codorus Valley Bancorp, Inc.	6,043	169,929
Community Trust Bancorp, Inc.	12,652	571,870
ConnectOne Bancorp, Inc.	14,407	414,922
Customers Bancorp, Inc.*	31,275	911,666
Enterprise Bancorp, Inc.	7,619	268,875
Enterprise Financial Services Corp.	15,362	720,478
Equity Bancshares, Inc. Class A*	5,996	234,803
Evans Bancorp, Inc.	3,293	149,008
Farmers Capital Bank Corp.	4,690	187,366
FB Financial Corp.*	11,249	456,597
Fidelity Southern Corp.	25,133	579,818
Financial Institutions, Inc.	11,806	349,458
First Bancorp	13,439	479,100
First Bancorp, Inc.	8,035	224,819
First Bancshares, Inc. (The)	3,767	121,486
First Busey Corp.	25,344	753,224
First Business Financial Services, Inc.	6,545	164,672
First Commonwealth Financial Corp.	58,715	829,643
First Community Bancshares, Inc.	11,448	341,723
First Connecticut Bancorp, Inc.	9,477	242,611
First Financial Bancorp	43,453	1,275,346
First Financial Corp.	9,524	396,198
First Financial Northwest, Inc.	7,063	118,305
First Foundation, Inc.*	21,143	391,991
First Internet Bancorp	4,999	184,963
First Interstate BancSystem, Inc. Class A	30,684	1,213,552
First Merchants Corp.	27,597	1,150,795
First Mid-Illinois Bancshares, Inc.	9,171	334,283
Flushing Financial Corp.	22,061	594,765
Franklin Financial Network, Inc.*	12,181	397,101
German American Bancorp, Inc.	13,793	459,997

See Notes to Financial Statements.

WisdomTree Domestic Equity Funds	73

Schedule of Investments (continued)

WisdomTree U.S. SmallCap Earnings Fund (EES)

March 31, 2018

Investments	Shares	Value
Great Southern Bancorp, Inc.	12,204	$609,590
Green Bancorp, Inc.*	19,664	437,524
Guaranty Bancorp	16,092	456,208
Hanmi Financial Corp.	23,314	716,906
HarborOne Bancorp, Inc.*	7,299	128,900
Heartland Financial USA, Inc.	19,742	1,047,313
Heritage Commerce Corp.	23,104	380,754
Heritage Financial Corp.	16,604	508,082
HomeTrust Bancshares, Inc.*	6,449	167,996
Horizon Bancorp	14,192	425,902
Independent Bank Corp.	29,313	1,392,747
Independent Bank Group, Inc.	13,084	925,039
Investar Holding Corp.	3,890	100,557
Lakeland Bancorp, Inc.	31,975	634,704
Lakeland Financial Corp.	15,066	696,501
LegacyTexas Financial Group, Inc.	30,412	1,302,242
Live Oak Bancshares, Inc.	17,218	478,660
Macatawa Bank Corp.	22,785	234,002
MainSource Financial Group, Inc.	14,619	594,262
Mercantile Bank Corp.	11,203	372,500
Midland States Bancorp, Inc.	9,878	311,750
MidWestOne Financial Group, Inc.	8,769	291,920
MutualFirst Financial, Inc.	4,537	164,466
National Bank Holdings Corp. Class A	13,801	458,883
National Commerce Corp.*	7,358	320,441
NBT Bancorp, Inc.	28,149	998,727
Northeast Bancorp	7,592	155,636
Northrim BanCorp, Inc.	5,950	205,573
Norwood Financial Corp.	3,917	117,863
OFG Bancorp	50,721	530,034
Old Second Bancorp, Inc.	22,753	316,267
Opus Bank	12,772	357,616
Pacific Premier Bancorp, Inc.*	18,644	749,489
Park National Corp.	9,457	981,258
Peapack Gladstone Financial Corp.	11,965	399,511
Penns Woods Bancorp, Inc.	2,991	126,549
Peoples Bancorp, Inc.	14,169	502,291
Peoples Financial Services Corp.	5,254	239,845
Preferred Bank	9,046	580,753
QCR Holdings, Inc.	9,612	431,098
Renasant Corp.	30,381	1,293,015
Republic Bancorp, Inc. Class A	15,616	598,093
Republic First Bancorp, Inc.*	9,640	83,868
S&T Bancorp, Inc.	25,548	1,020,387
Sandy Spring Bancorp, Inc.	18,681	724,076
Seacoast Banking Corp. of Florida*	19,970	528,606
Shore Bancshares, Inc.	7,370	138,998
Sierra Bancorp	9,753	259,820
Southern First Bancshares, Inc.*	4,164	185,298
Southern National Bancorp of Virginia, Inc.	4,704	74,511
Southside Bancshares, Inc.	20,028	695,773
Stock Yards Bancorp, Inc.	14,496	508,810
Tompkins Financial Corp.	9,774	740,478
Towne Bank	36,263	1,037,122
TriCo Bancshares	15,119	562,729
TriState Capital Holdings, Inc.*	17,926	416,780
Triumph Bancorp, Inc.*	13,805	568,766
Union Bankshares Corp.	35,419	1,300,231
United Community Banks, Inc.	47,730	1,510,654
Univest Corp. of Pennsylvania	18,182	503,641
Veritex Holdings, Inc.*	6,899	190,895
Washington Trust Bancorp, Inc.	11,602	623,608
WesBanco, Inc.	31,772	1,343,956
West Bancorporation, Inc.	12,087	309,427
Westamerica Bancorporation(a)	12,563	729,659

Total Banks		65,143,688
Beverages – 0.5%
Boston Beer Co., Inc. (The) Class A*	8,026	1,517,315
Coca-Cola Bottling Co. Consolidated	3,062	528,716
Craft Brew Alliance, Inc.*	1,622	30,169
MGP Ingredients, Inc.	8,530	764,203

Total Beverages		2,840,403
Biotechnology – 1.4%
BioSpecifics Technologies Corp.*	4,522	200,506
BioTime, Inc.*(a)	338,060	909,381
Concert Pharmaceuticals, Inc.*	61,551	1,409,518
Eagle Pharmaceuticals, Inc.*(a)	29,678	1,563,734
Emergent BioSolutions, Inc.*	32,032	1,686,485
Enanta Pharmaceuticals, Inc.*	6,381	516,287
PDL BioPharma, Inc.*	485,880	1,428,487
Repligen Corp.*	10,090	365,056

Total Biotechnology		8,079,454
Building Products – 1.7%
AAON, Inc.	24,229	944,931
Advanced Drainage Systems, Inc.	15,428	399,585
American Woodmark Corp.*	10,408	1,024,668
Apogee Enterprises, Inc.	28,355	1,229,189
Continental Building Products, Inc.*	30,123	860,012
CSW Industrials, Inc.*	6,845	308,367
Gibraltar Industries, Inc.*	20,486	693,451
Griffon Corp.	27,563	503,025
Insteel Industries, Inc.	14,125	390,274
NCI Building Systems, Inc.*	42,747	756,622
Patrick Industries, Inc.*	18,730	1,158,450
PGT Innovations, Inc.*	25,241	470,745
Ply Gem Holdings, Inc.*	57,341	1,238,565
Quanex Building Products Corp.	10,750	187,050

Total Building Products		10,164,934
Capital Markets – 1.9%
Artisan Partners Asset Management, Inc. Class A	25,136	837,029
B. Riley Financial, Inc.	20,220	394,290
Cowen, Inc. Class A*(a)	5,724	75,557
Diamond Hill Investment Group, Inc.	3,173	655,415
Donnelley Financial Solutions, Inc.*	20,672	354,938
Financial Engines, Inc.	21,255	743,925
Gain Capital Holdings, Inc.(a)	24,777	167,245

See Notes to Financial Statements.

74	WisdomTree Domestic Equity Funds

Schedule of Investments (continued)

WisdomTree U.S. SmallCap Earnings Fund (EES)

March 31, 2018

Investments	Shares	Value
GAMCO Investors, Inc. Class A	33,193	$824,182
Greenhill & Co., Inc.(a)	15,181	280,848
Hamilton Lane, Inc. Class A	3,729	138,831
Houlihan Lokey, Inc.	39,557	1,764,242
INTL FCStone, Inc.*	13,369	570,589
Moelis & Co. Class A	18,080	919,368
Oppenheimer Holdings, Inc. Class A	971	25,003
Piper Jaffray Cos.	10,156	843,456
PJT Partners, Inc. Class A	3,202	160,420
Pzena Investment Management, Inc. Class A	20,993	233,652
Virtus Investment Partners, Inc.	4,040	500,152
Waddell & Reed Financial, Inc. Class A(a)	69,008	1,394,652
Westwood Holdings Group, Inc.	5,060	285,839

Total Capital Markets		11,169,633
Chemicals – 1.9%
A. Schulman, Inc.	12,180	523,740
AdvanSix, Inc.*	21,611	751,630
American Vanguard Corp.	14,142	285,668
Chase Corp.	6,124	713,140
Core Molding Technologies, Inc.	6,001	106,998
Ferro Corp.*	39,447	915,959
FutureFuel Corp.	31,891	382,373
Hawkins, Inc.	8,784	308,758
Innophos Holdings, Inc.	17,025	684,575
Innospec, Inc.	22,131	1,518,187
KMG Chemicals, Inc.	7,467	447,647
Koppers Holdings, Inc.*	18,333	753,486
Kraton Corp.*	8,903	424,762
Rayonier Advanced Materials, Inc.	25,281	542,783
Stepan Co.	20,399	1,696,789
Trecora Resources*	4,701	63,934
Tredegar Corp.	53,160	954,222

Total Chemicals		11,074,651
Commercial Services & Supplies – 4.5%
ACCO Brands Corp.	87,195	1,094,297
Brady Corp. Class A	43,596	1,619,592
Ennis, Inc.	25,747	507,216
Essendant, Inc.	24,906	194,267
Heritage-Crystal Clean, Inc.*	12,415	292,373
Herman Miller, Inc.	60,754	1,941,090
HNI Corp.	36,325	1,310,969
InnerWorkings, Inc.*	37,987	343,782
Interface, Inc.	37,737	950,972
Kimball International, Inc. Class B	36,542	622,676
Knoll, Inc.	58,084	1,172,716
LSC Communications, Inc.	71,497	1,247,623
Matthews International Corp. Class A	23,488	1,188,493
McGrath RentCorp	17,316	929,696
Mobile Mini, Inc.	25,507	1,109,555
Multi-Color Corp.	13,403	885,268
NL Industries, Inc.*	97,834	767,997
Pitney Bowes, Inc.	320,351	3,488,622
Quad/Graphics, Inc.	67,940	1,722,279
SP Plus Corp.*	19,449	692,384
Steelcase, Inc. Class A	148,536	2,020,090
U.S. Ecology, Inc.	9,013	480,393
Viad Corp.	22,193	1,164,023
VSE Corp.	10,940	565,817

Total Commercial Services & Supplies		26,312,190
Communications Equipment – 2.1%
Acacia Communications, Inc.*(a)	52,476	2,018,227
ADTRAN, Inc.	32,666	507,956
Applied Optoelectronics, Inc.*(a)	36,751	920,980
CalAmp Corp.*	2,557	58,504
Clearfield, Inc.*	5,247	67,686
Comtech Telecommunications Corp.	6,459	193,060
Digi International, Inc.*	17,096	176,089
EMCORE Corp.*	20,118	114,673
Extreme Networks, Inc.*	2,878	31,859
NETGEAR, Inc.*	24,524	1,402,773
Oclaro, Inc.*	371,918	3,555,536
Plantronics, Inc.	27,092	1,635,544
Quantenna Communications, Inc.*	2,726	37,346
Viavi Solutions, Inc.*	161,286	1,567,700

Total Communications Equipment		12,287,933
Construction & Engineering – 1.0%
Ameresco, Inc. Class A*	32,430	421,590
Argan, Inc.	31,411	1,349,103
Comfort Systems USA, Inc.	25,733	1,061,486
Goldfield Corp. (The)*	27,628	106,368
IES Holdings, Inc.*	65,743	996,006
MYR Group, Inc.*	7,476	230,410
Primoris Services Corp.	39,408	984,412
Sterling Construction Co., Inc.*	1,913	21,923
Tutor Perini Corp.*	45,681	1,007,266

Total Construction & Engineering		6,178,564
Construction Materials – 0.1%
United States Lime & Minerals, Inc.	3,979	291,183
Consumer Finance – 1.2%
Elevate Credit, Inc.*(a)	1,309	9,268
Encore Capital Group, Inc.*	25,673	1,160,420
Enova International, Inc.*	25,591	564,281
EZCORP, Inc. Class A*	35,105	463,386
Nelnet, Inc. Class A	50,982	2,671,967
PRA Group, Inc.*(a)	20,389	774,782
Regional Management Corp.*	12,872	409,844
World Acceptance Corp.*	10,133	1,067,005

Total Consumer Finance		7,120,953
Containers & Packaging – 0.3%
Greif, Inc. Class A	25,258	1,319,731
Myers Industries, Inc.	7,300	154,395

Total Containers & Packaging		1,474,126
Distributors – 0.1%
Core-Mark Holding Co., Inc.	22,390	476,011

See Notes to Financial Statements.

WisdomTree Domestic Equity Funds	75

Schedule of Investments (continued)

WisdomTree U.S. SmallCap Earnings Fund (EES)

March 31, 2018

Investments	Shares	Value
Weyco Group, Inc.	10,131	$340,402

Total Distributors		816,413
Diversified Consumer Services – 0.5%
American Public Education, Inc.*	13,043	560,849
Bridgepoint Education, Inc.*	4,172	28,119
Capella Education Co.	8,697	759,683
Career Education Corp.*	6,545	86,001
Carriage Services, Inc.	12,106	334,852
Collectors Universe, Inc.	6,324	99,350
K12, Inc.*	6,977	98,934
Liberty Tax, Inc.	17,771	179,487
Strayer Education, Inc.	7,168	724,327

Total Diversified Consumer Services		2,871,602
Diversified Financial Services – 0.0%
Marlin Business Services Corp.	8,009	227,055
Diversified Telecommunication Services – 0.4%
Cincinnati Bell, Inc.*	33,210	459,959
Cogent Communications Holdings, Inc.	6,774	293,992
IDT Corp. Class B*	12,730	79,817
Iridium Communications, Inc.*(a)	141,146	1,587,892

Total Diversified Telecommunication Services		2,421,660
Electric Utilities – 0.2%
Otter Tail Corp.	26,218	1,136,550
Spark Energy, Inc. Class A(a)	13,927	165,035

Total Electric Utilities		1,301,585
Electrical Equipment – 1.4%
Allied Motion Technologies, Inc.	4,735	188,216
Atkore International Group, Inc.*	64,943	1,289,119
AZZ, Inc.	18,873	824,750
Encore Wire Corp.	18,463	1,046,852
LSI Industries, Inc.	10,450	84,750
Powell Industries, Inc.	927	24,881
Preformed Line Products Co.	3,827	249,099
Sunrun, Inc.*(a)	284,655	2,541,969
Thermon Group Holdings, Inc.*	10,617	237,927
TPI Composites, Inc.*	34,985	785,413
Vivint Solar, Inc.*(a)	223,736	816,636

Total Electrical Equipment		8,089,612
Electronic Equipment, Instruments & Components – 3.6%
Badger Meter, Inc.	12,640	595,976
Bel Fuse, Inc. Class B	8,789	166,112
Benchmark Electronics, Inc.	36,813	1,098,868
Control4 Corp.*	8,137	174,783
CTS Corp.	24,152	656,934
Daktronics, Inc.	20,990	184,922
ePlus, Inc.*	12,295	955,321
FARO Technologies, Inc.*	137	8,001
Insight Enterprises, Inc.*	45,778	1,599,026
KEMET Corp.*	362,570	6,573,394
Kimball Electronics, Inc.*	27,091	437,520
Mesa Laboratories, Inc.(a)	1,448	214,941
Methode Electronics, Inc.	37,657	1,472,389
MTS Systems Corp.	7,862	406,072
OSI Systems, Inc.*	7,800	509,106
Park Electrochemical Corp.	6,161	103,751
PC Connection, Inc.	30,895	772,375
PCM, Inc.*	17,777	147,549
Plexus Corp.*	31,696	1,893,202
ScanSource, Inc.*	25,749	915,377
Systemax, Inc.	26,984	770,393
TTM Technologies, Inc.*	80,669	1,233,429
Vishay Precision Group, Inc.*	7,930	247,020

Total Electronic Equipment, Instruments & Components		21,136,461
Energy Equipment & Services – 0.6%
Basic Energy Services, Inc.*	53,415	771,313
Fairmount Santrol Holdings, Inc.*(a)	47,838	203,311
Key Energy Services, Inc.*(a)	144,867	1,697,841
Natural Gas Services Group, Inc.*	1,849	44,099
NCS Multistage Holdings, Inc.*(a)	4,064	60,960
Newpark Resources, Inc.*	5,255	42,566
Smart Sand, Inc.*(a)	46,693	271,753
Solaris Oilfield Infrastructure, Inc. Class A*	1,349	22,339
Unit Corp.*	26,955	532,631

Total Energy Equipment & Services		3,646,813
Equity Real Estate Investment Trusts (REITs) – 3.2%
Agree Realty Corp.	13,858	665,738
Alexander & Baldwin, Inc.	12,188	281,908
American Assets Trust, Inc.	9,863	329,523
Armada Hoffler Properties, Inc.	16,720	228,897
CareTrust REIT, Inc.	22,525	301,835
CBL & Associates Properties, Inc.(a)	242,338	1,010,549
Chatham Lodging Trust	14,959	286,465
Chesapeake Lodging Trust	21,628	601,475
Community Healthcare Trust, Inc.	1,277	32,870
CorEnergy Infrastructure Trust, Inc.	9,375	351,938
Easterly Government Properties, Inc.	2,115	43,146
Farmland Partners, Inc.(a)	2,883	24,073
Four Corners Property Trust, Inc.	42,211	974,652
Getty Realty Corp.	17,474	440,694
Gladstone Land Corp.	298	3,600
Global Net Lease, Inc.	17,872	301,679
Government Properties Income Trust	28,999	396,126
Hersha Hospitality Trust(a)	60,632	1,085,313
InfraREIT, Inc.	31,603	614,046
Jernigan Capital, Inc.(a)	8,414	152,293
Kite Realty Group Trust	8,250	125,648
LTC Properties, Inc.	24,325	924,350
Mack-Cali Realty Corp.	11,665	194,922
MedEquities Realty Trust, Inc.	21,116	221,929
Monmouth Real Estate Investment Corp.	14,765	222,066
National Storage Affiliates Trust	6,226	156,148
NexPoint Residential Trust, Inc.	26,318	653,739
One Liberty Properties, Inc.	11,251	248,647
PotlatchDeltic Corp.	26,038	1,355,278

See Notes to Financial Statements.

76	WisdomTree Domestic Equity Funds

Schedule of Investments (continued)

WisdomTree U.S. SmallCap Earnings Fund (EES)

March 31, 2018

Investments	Shares	Value
Ramco-Gershenson Properties Trust	41,617	$514,386
Retail Opportunity Investments Corp.	23,370	412,948
Safety Income & Growth, Inc.(a)	2,035	32,540
Saul Centers, Inc.	7,177	365,812
Summit Hotel Properties, Inc.	66,648	907,079
Terreno Realty Corp.	13,545	467,438
Tier REIT, Inc.	55,179	1,019,708
Universal Health Realty Income Trust	6,835	410,783
Urstadt Biddle Properties, Inc. Class A	22,440	433,092
Washington Prime Group, Inc.	282,859	1,886,670
Whitestone REIT(a)	5,899	61,291

Total Equity Real Estate Investment Trusts (REITs)		18,741,294
Food & Staples Retailing – 0.9%
Andersons, Inc. (The)	13,326	441,091
Chefs’ Warehouse, Inc. (The)*	11,439	263,097
Ingles Markets, Inc. Class A	26,336	891,474
Natural Grocers by Vitamin Cottage, Inc.*	14,550	104,178
Rite Aid Corp.*(a)	809,417	1,359,820
Smart & Final Stores, Inc.*	14,799	82,134
SpartanNash Co.	32,899	566,192
Village Super Market, Inc. Class A	16,855	444,466
Weis Markets, Inc.	31,352	1,284,805

Total Food & Staples Retailing		5,437,257
Food Products – 0.6%
Calavo Growers, Inc.	8,785	809,977
Dean Foods Co.	62,656	540,095
Farmer Brothers Co.*	11,100	335,220
John B. Sanfilippo & Son, Inc.	10,232	592,126
Landec Corp.*	15,785	205,994
Limoneira Co.	6,781	160,913
Seneca Foods Corp. Class A*	2,659	73,654
Tootsie Roll Industries, Inc.(a)	32,754	964,600

Total Food Products		3,682,579
Gas Utilities – 0.3%
Chesapeake Utilities Corp.	9,175	645,461
Northwest Natural Gas Co.	16,101	928,223
RGC Resources, Inc.	3,825	97,155

Total Gas Utilities		1,670,839
Health Care Equipment & Supplies – 1.1%
Abaxis, Inc.	9,944	702,245
Analogic Corp.	74	7,097
AngioDynamics, Inc.*	3,411	58,840
Anika Therapeutics, Inc.*	10,266	510,426
Atrion Corp.	916	578,271
CONMED Corp.	9,135	578,520
CryoLife, Inc.*	8,659	173,613
Cutera, Inc.*	4,253	213,713
Integer Holdings Corp.*	7,788	440,411
Lantheus Holdings, Inc.*	25,860	411,174
LeMaitre Vascular, Inc.	8,323	301,542
Meridian Bioscience, Inc.	34,268	486,606
OraSure Technologies, Inc.*	22,725	383,825
Surmodics, Inc.*	2,641	100,490
Tactile Systems Technology, Inc.*(a)	3,570	113,526
Utah Medical Products, Inc.	2,950	291,607
Varex Imaging Corp.*	23,733	849,167

Total Health Care Equipment & Supplies		6,201,073
Health Care Providers & Services – 3.7%
Aceto Corp.	12,686	96,414
Addus HomeCare Corp.*	9,448	459,645
Almost Family, Inc.*	4,672	261,632
Amedisys, Inc.*	20,964	1,264,968
BioTelemetry, Inc.*	25,306	785,751
Civitas Solutions, Inc.*	26,742	411,827
CorVel Corp.*	10,148	512,981
Cross Country Healthcare, Inc.*	2,436	27,064
Diplomat Pharmacy, Inc.*	6,594	132,869
Ensign Group, Inc. (The)	41,813	1,099,682
LHC Group, Inc.*	11,543	710,587
LifePoint Health, Inc.*	69,250	3,254,750
Magellan Health, Inc.*	15,855	1,698,071
National HealthCare Corp.	13,303	793,258
National Research Corp. Class A	11,072	323,856
Owens & Minor, Inc.	69,859	1,086,307
Premier, Inc. Class A*	198,360	6,210,652
RadNet, Inc.*	19,053	274,363
Tivity Health, Inc.*	31,418	1,245,724
Triple-S Management Corp. Class B*	28,051	733,253
U.S. Physical Therapy, Inc.	4,934	401,134

Total Health Care Providers & Services		21,784,788
Health Care Technology – 0.2%
Computer Programs & Systems, Inc.(a)	3,607	105,324
HealthStream, Inc.	4,364	108,358
HMS Holdings Corp.*	26,776	450,908
Inovalon Holdings, Inc. Class A*	19,994	211,937
Quality Systems, Inc.*	32,822	448,020

Total Health Care Technology		1,324,547
Hotels, Restaurants & Leisure – 3.1%
BBX Capital Corp.	76,416	703,791
Biglari Holdings, Inc.*	2,437	995,295
BJ’s Restaurants, Inc.	16,103	723,025
Bloomin’ Brands, Inc.	63,602	1,544,257
Bojangles’, Inc.*	45,280	627,128
Brinker International, Inc.(a)	63,269	2,284,011
Carrols Restaurant Group, Inc.*	31,787	356,014
Chuy’s Holdings, Inc.*	10,417	272,925
Del Frisco’s Restaurant Group, Inc.*	12,837	195,764
El Pollo Loco Holdings, Inc.*	13,380	127,110
Fogo De Chao, Inc.*	31,181	491,101
Golden Entertainment, Inc.*	13,378	310,771
Habit Restaurants, Inc. (The) Class A*	7,852	69,098
International Speedway Corp. Class A	28,247	1,245,693
J Alexander’s Holdings, Inc.*	8,829	101,092
La Quinta Holdings, Inc.*	31,381	593,415

See Notes to Financial Statements.

WisdomTree Domestic Equity Funds	77

Schedule of Investments (continued)

WisdomTree U.S. SmallCap Earnings Fund (EES)

March 31, 2018

Investments	Shares	Value
Marcus Corp. (The)	24,555	$745,244
Monarch Casino & Resort, Inc.*	10,356	437,955
Nathan’s Famous, Inc.	1,462	108,042
Papa John’s International, Inc.(a)	32,030	1,835,319
Pinnacle Entertainment, Inc.*	24,725	745,459
Potbelly Corp.*	3,533	42,573
RCI Hospitality Holdings, Inc.	7,717	219,086
Red Robin Gourmet Burgers, Inc.*	4,182	242,556
Red Rock Resorts, Inc. Class A	14,176	415,073
Ruth’s Hospitality Group, Inc.	24,341	595,137
Shake Shack, Inc. Class A*(a)	5,845	243,327
Sonic Corp.(a)	39,777	1,003,574
Speedway Motorsports, Inc.	31,226	556,447
Wingstop, Inc.	8,833	417,183
Zoe’s Kitchen, Inc.*(a)	650	9,386

Total Hotels, Restaurants & Leisure		18,256,851
Household Durables – 2.5%
AV Homes, Inc.*(a)	18,770	348,183
Bassett Furniture Industries, Inc.	8,868	269,144
Beazer Homes USA, Inc.*	27,189	433,665
Cavco Industries, Inc.*	4,856	843,730
Century Communities, Inc.*	27,549	825,093
CSS Industries, Inc.	12,837	224,647
Ethan Allen Interiors, Inc.	19,239	441,535
Flexsteel Industries, Inc.	8,868	350,995
Hooker Furniture Corp.	11,401	418,417
iRobot Corp.*(a)	15,655	1,004,894
La-Z-Boy, Inc.	45,821	1,372,339
LGI Homes, Inc.*(a)	24,194	1,707,371
Lifetime Brands, Inc.	15,017	186,211
M/I Homes, Inc.*	34,278	1,091,754
MDC Holdings, Inc.	84,838	2,368,677
New Home Co., Inc. (The)*	27,775	307,747
Taylor Morrison Home Corp. Class A*	63,671	1,482,261
Universal Electronics, Inc.*	3,597	187,224
William Lyon Homes Class A*	35,295	970,260
ZAGG, Inc.*	2,327	28,389

Total Household Durables		14,862,536
Household Products – 0.4%
Central Garden and Pet Co. Class A*	34,704	1,374,625
Oil-Dri Corp. of America	4,319	173,581
Orchids Paper Products Co.(a)	1,004	8,183
WD-40 Co.	7,539	992,886

Total Household Products		2,549,275
Independent Power & Renewable Electricity Producers – 0.1%
NRG Yield, Inc. Class C	38,175	648,975
Pattern Energy Group, Inc. Class A	2,766	47,824

Total Independent Power & Renewable Electricity Producers		696,799
Industrial Conglomerates – 0.1%
Raven Industries, Inc.	18,989	665,564
Insurance – 2.6%
AMERISAFE, Inc.	12,131	670,238
Baldwin & Lyons, Inc. Class B	3,852	84,744
Citizens, Inc.*(a)	9,800	71,736
Crawford & Co. Class B	45,375	372,983
Donegal Group, Inc. Class A	11,337	179,125
EMC Insurance Group, Inc.	14,940	404,575
Employers Holdings, Inc.	27,368	1,107,036
FBL Financial Group, Inc. Class A	19,707	1,366,680
Genworth Financial, Inc. Class A*	1,326,331	3,753,517
Health Insurance Innovations, Inc. Class A*	7,848	226,807
Heritage Insurance Holdings, Inc.(a)	1,093	16,570
Horace Mann Educators Corp.	17,822	761,890
Infinity Property & Casualty Corp.	6,131	725,910
Investors Title Co.	1,350	269,865
Kinsale Capital Group, Inc.	7,820	401,401
National Western Life Group, Inc. Class A	3,527	1,075,312
Navigators Group, Inc. (The)	9,156	527,843
Safety Insurance Group, Inc.	9,820	754,667
State Auto Financial Corp.	11,754	335,812
Stewart Information Services Corp.	15,845	696,229
United Fire Group, Inc.	3,228	154,492
Universal Insurance Holdings, Inc.	40,609	1,295,427

Total Insurance		15,252,859
Internet & Catalog Retail – 0.5%
1-800-Flowers.com, Inc. Class A*	76,322	900,600
Duluth Holdings, Inc. Class B*(a)	19,957	373,795
Liberty TripAdvisor Holdings, Inc. Class A*	12,395	133,246
Nutrisystem, Inc.	18,696	503,857
PetMed Express, Inc.(a)	12,263	511,980
Shutterfly, Inc.*	3,642	295,912

Total Internet & Catalog Retail		2,719,390
Internet Software & Services – 3.0%
Alarm.com Holdings, Inc.*	14,828	559,609
Appfolio, Inc. Class A*	2,301	93,996
Blucora, Inc.*	2,184	53,726
Care.com, Inc.*	3,672	59,743
Cars.com, Inc.*(a)	78,167	2,214,471
CommerceHub, Inc. Series A*	9,451	212,648
Etsy, Inc.*	14,180	397,891
Match Group, Inc.*(a)	257,264	11,432,812
NIC, Inc.	57,677	767,104
Shutterstock, Inc.*	9,863	474,904
SPS Commerce, Inc.*	2,904	186,059
TechTarget, Inc.*	4,807	95,563
Trade Desk, Inc. (The) Class A*(a)	17,164	851,678
Web.com Group, Inc.*	19,738	357,258
XO Group, Inc.*	7,787	161,580

Total Internet Software & Services		17,919,042
IT Services – 1.7%
Cass Information Systems, Inc.	7,148	425,378
CSG Systems International, Inc.	23,173	1,049,505

See Notes to Financial Statements.

78	WisdomTree Domestic Equity Funds

Schedule of Investments (continued)

WisdomTree U.S. SmallCap Earnings Fund (EES)

March 31, 2018

Investments	Shares	Value
ExlService Holdings, Inc.*	20,730	$1,156,112
Hackett Group, Inc. (The)	27,031	434,118
ManTech International Corp. Class A	20,310	1,126,596
MoneyGram International, Inc.*	41,115	354,411
Perficient, Inc.*	14,619	335,067
Presidio, Inc.*	16,009	250,381
StarTek, Inc.*	3,746	36,636
Sykes Enterprises, Inc.*	37,747	1,092,398
Syntel, Inc.*	115,747	2,955,021
TTEC Holdings, Inc.	22,063	677,334
Virtusa Corp.*	8,357	404,980

Total IT Services		10,297,937
Leisure Products – 1.7%
Acushnet Holdings Corp.	69,093	1,595,357
American Outdoor Brands Corp.*(a)	115,435	1,191,289
Callaway Golf Co.	219,553	3,591,887
Johnson Outdoors, Inc. Class A	9,136	566,432
Malibu Boats, Inc. Class A*	16,526	548,829
Marine Products Corp.	22,025	308,570
MCBC Holdings, Inc.*	14,707	370,616
Nautilus, Inc.*	39,342	529,150
Sturm Ruger & Co., Inc.(a)	20,973	1,101,083

Total Leisure Products		9,803,213
Life Sciences Tools & Services – 0.5%
Cambrex Corp.*	35,381	1,850,426
Luminex Corp.	24,006	505,806
Medpace Holdings, Inc.*	13,837	483,050

Total Life Sciences Tools & Services		2,839,282
Machinery – 5.6%
Alamo Group, Inc.	7,383	811,392
Albany International Corp. Class A	11,426	716,410
Altra Industrial Motion Corp.	14,801	680,106
American Railcar Industries, Inc.	22,816	853,547
Astec Industries, Inc.	12,299	678,659
Blue Bird Corp.*	20,700	490,590
Briggs & Stratton Corp.	37,346	799,578
CIRCOR International, Inc.	5,636	240,432
Columbus McKinnon Corp.	9,547	342,164
Commercial Vehicle Group, Inc.*	9,627	74,609
Douglas Dynamics, Inc.	13,912	603,085
Eastern Co. (The)	4,931	140,534
Energy Recovery, Inc.*(a)	5,971	49,082
EnPro Industries, Inc.	97,085	7,512,437
ESCO Technologies, Inc.	14,687	859,924
Federal Signal Corp.	36,897	812,472
Franklin Electric Co., Inc.	33,047	1,346,665
Gencor Industries, Inc.*	8,984	144,642
Global Brass & Copper Holdings, Inc.	27,322	913,921
Gorman-Rupp Co. (The)	14,087	412,045
Graham Corp.	3,805	81,503
Greenbrier Cos., Inc. (The)(a)	38,386	1,928,896
Hardinge, Inc.	6,133	112,357
Harsco Corp.*	25,744	531,614
Hurco Cos., Inc.	4,808	220,687
Hyster-Yale Materials Handling, Inc.	12,911	902,866
Kadant, Inc.	6,461	610,564
Lindsay Corp.	4,312	394,289
Lydall, Inc.*	14,115	681,049
Miller Industries, Inc.	12,358	308,950
Mueller Industries, Inc.	46,960	1,228,474
Mueller Water Products, Inc. Class A	76,942	836,360
Omega Flex, Inc.	4,198	273,290
Park-Ohio Holdings Corp.	11,021	428,166
REV Group, Inc.	13,125	272,475
Spartan Motors, Inc.	15,454	265,809
SPX Corp.*	13,676	444,196
SPX FLOW, Inc.*	8,576	421,853
Standex International Corp.	7,850	748,497
Sun Hydraulics Corp.	9,649	516,800
Tennant Co.	3,438	232,753
Twin Disc, Inc.*	858	18,653
Wabash National Corp.	72,389	1,506,415
Watts Water Technologies, Inc. Class A	21,922	1,703,339

Total Machinery		33,152,149
Marine – 0.2%
Matson, Inc.	51,068	1,462,588
Media – 2.3%
Clear Channel Outdoor Holdings, Inc. Class A	22,868	112,053
Emerald Expositions Events, Inc.	9,221	179,625
Entercom Communications Corp. Class A(a)	17,128	165,285
Entravision Communications Corp. Class A	378,238	1,777,719
EW Scripps Co. (The) Class A	41,780	500,942
Gannett Co., Inc.	68,530	683,929
Gray Television, Inc.*	155,344	1,972,869
Hemisphere Media Group, Inc.*(a)	21,768	244,890
Loral Space & Communications, Inc.*	20,931	871,776
MSG Networks, Inc. Class A*	148,810	3,363,106
National CineMedia, Inc.	52,587	272,927
Scholastic Corp.	11,634	451,865
Townsquare Media, Inc. Class A	42,674	338,405
tronc, Inc.*	25,464	418,119
WideOpenWest, Inc.*(a)	201,207	1,438,630
World Wrestling Entertainment, Inc. Class A	20,436	735,900

Total Media		13,528,040
Metals & Mining – 2.7%
AK Steel Holding Corp.*(a)	180,113	815,912
Cleveland-Cliffs, Inc.*	456,210	3,170,659
Gold Resource Corp.	28,284	127,561
Hecla Mining Co.	117,317	430,553
Kaiser Aluminum Corp.	14,602	1,473,342
Materion Corp.	9,699	495,134
Olympic Steel, Inc.	10,253	210,289
Ryerson Holding Corp.*	15,304	124,727
Schnitzer Steel Industries, Inc. Class A	26,305	850,967
SunCoke Energy, Inc.*	8,868	95,420

See Notes to Financial Statements.

WisdomTree Domestic Equity Funds	79

Schedule of Investments (continued)

WisdomTree U.S. SmallCap Earnings Fund (EES)

March 31, 2018

Investments	Shares	Value
Warrior Met Coal, Inc.(a)	282,804	$7,921,340

Total Metals & Mining		15,715,904
Multi-Utilities – 0.1%
Unitil Corp.	9,657	448,181
Multiline Retail – 0.5%
Dillard’s, Inc. Class A(a)	35,335	2,838,814
Oil, Gas & Consumable Fuels – 3.0%
Carrizo Oil & Gas, Inc.*(a)	86,878	1,390,048
Evolution Petroleum Corp.	20,389	164,131
Green Plains, Inc.	34,460	578,928
NACCO Industries, Inc. Class A	16,675	547,774
Overseas Shipholding Group, Inc. Class A*	455,089	1,292,453
Panhandle Oil and Gas, Inc. Class A	2,504	48,327
Par Pacific Holdings, Inc.*	56,467	969,538
Penn Virginia Corp.*	21,492	753,080
REX American Resources Corp.*	6,706	488,197
Ring Energy, Inc.*	7,044	101,081
SilverBow Resources, Inc.*	29,295	852,485
SRC Energy, Inc.*	193,609	1,825,733
Stone Energy Corp.*	168,951	6,268,082
W&T Offshore, Inc.*	372,274	1,649,174
WildHorse Resource Development Corp.*(a)	17,748	338,809
World Fuel Services Corp.	15,566	382,145

Total Oil, Gas & Consumable Fuels		17,649,985
Paper & Forest Products – 1.0%
Boise Cascade Co.	29,447	1,136,654
Clearwater Paper Corp.*	10,068	393,659
KapStone Paper and Packaging Corp.	58,402	2,003,773
Neenah, Inc.	14,713	1,153,499
PH Glatfelter Co.	1,870	38,391
Schweitzer-Mauduit International, Inc.	30,268	1,184,992

Total Paper & Forest Products		5,910,968
Personal Products – 0.6%
elf Beauty, Inc.*(a)	14,385	278,637
Inter Parfums, Inc.	15,954	752,231
Medifast, Inc.	5,850	546,683
USANA Health Sciences, Inc.*	21,887	1,880,093

Total Personal Products		3,457,644
Pharmaceuticals – 0.9%
Amphastar Pharmaceuticals, Inc.*	600	11,250
ANI Pharmaceuticals, Inc.*	2,812	163,715
Innoviva, Inc.*	134,129	2,235,931
Lannett Co., Inc.*(a)	26,823	430,509
Phibro Animal Health Corp. Class A	35,916	1,425,865
Supernus Pharmaceuticals, Inc.*	26,229	1,201,288

Total Pharmaceuticals		5,468,558
Professional Services – 1.7%
Barrett Business Services, Inc.	6,139	508,800
BG Staffing, Inc.	9,492	180,253
CBIZ, Inc.*	52,706	961,885
CRA International, Inc.	4,705	246,024
Exponent, Inc.	13,019	1,023,944
Forrester Research, Inc.	7,050	292,223
FTI Consulting, Inc.*	19,174	928,213
GP Strategies Corp.*	14,762	334,359
Heidrick & Struggles International, Inc.	10,180	318,125
ICF International, Inc.	15,772	921,873
Kelly Services, Inc. Class A	43,487	1,262,863
Kforce, Inc.	24,097	651,824
Navigant Consulting, Inc.*	42,402	815,814
Resources Connection, Inc.	17,094	276,923
RPX Corp.	24,915	266,341
TrueBlue, Inc.*	35,945	930,976
Willdan Group, Inc.*	7,133	202,221

Total Professional Services		10,122,661
Real Estate Management & Development – 0.8%
Consolidated-Tomoka Land Co.	4,462	280,437
Forestar Group, Inc.*(a)	37,969	803,044
FRP Holdings, Inc.*	9,133	511,448
HFF, Inc. Class A	24,133	1,199,410
Marcus & Millichap, Inc.*	23,837	859,562
Maui Land & Pineapple Co., Inc.*	15,456	180,063
Rafael Holdings, Inc. Class B*	6,365	30,870
RE/MAX Holdings, Inc. Class A	5,485	331,568
St. Joe Co. (The)*	13,404	252,666

Total Real Estate Management & Development		4,449,068
Road & Rail – 0.5%
ArcBest Corp.	11,230	359,922
Celadon Group, Inc.(a)	7,461	27,606
Covenant Transportation Group, Inc. Class A*	7,212	215,134
Heartland Express, Inc.	38,167	686,624
Marten Transport Ltd.	28,924	659,467
Roadrunner Transportation Systems, Inc.*	50,049	127,124
Saia, Inc.*	13,468	1,012,120

Total Road & Rail		3,087,997
Semiconductors & Semiconductor Equipment – 1.4%
Amtech Systems, Inc.*	2,378	17,407
Axcelis Technologies, Inc.*	23,273	572,516
AXT, Inc.*	17,689	128,245
Brooks Automation, Inc.	44,303	1,199,725
Ceva, Inc.*	7,144	258,613
Cohu, Inc.	22,539	514,115
CyberOptics Corp.*(a)	7,355	132,390
Diodes, Inc.*	18,619	567,135
FormFactor, Inc.*	22,514	307,316
MaxLinear, Inc. Class A*	13,088	297,752
Nanometrics, Inc.*	32,825	882,992
PDF Solutions, Inc.*(a)	4,693	54,720
Photronics, Inc.*	25,938	213,989
Rambus, Inc.*	11,911	159,965
Rudolph Technologies, Inc.*	23,160	641,532
Synaptics, Inc.*	11,236	513,822
Ultra Clean Holdings, Inc.*	52,613	1,012,800

See Notes to Financial Statements.

80	WisdomTree Domestic Equity Funds

Schedule of Investments (continued)

WisdomTree U.S. SmallCap Earnings Fund (EES)

March 31, 2018

Investments	Shares	Value
Xcerra Corp.*	70,252	$818,436

Total Semiconductors & Semiconductor Equipment		8,293,470
Software – 0.3%
American Software, Inc. Class A	22,263	289,419
Imperva, Inc.*	3,755	162,591
MicroStrategy, Inc. Class A*	9,499	1,225,276
Monotype Imaging Holdings, Inc.	295	6,623
Progress Software Corp.	3,039	116,850
Zix Corp.*	26,547	113,356

Total Software		1,914,115
Specialty Retail – 5.7%
America’s Car-Mart, Inc.*	8,056	406,425
Asbury Automotive Group, Inc.*	40,552	2,737,260
At Home Group, Inc.*	22,026	705,713
Barnes & Noble, Inc.	63,003	311,865
Big 5 Sporting Goods Corp.(a)	50,043	362,812
Boot Barn Holdings, Inc.*	16,573	293,839
Buckle, Inc. (The)(a)	63,817	1,413,546
Build-A-Bear Workshop, Inc.*	6,337	57,984
Caleres, Inc.	31,105	1,045,128
Camping World Holdings, Inc. Class A	18,455	595,174
Cato Corp. (The) Class A	12,567	185,238
Chico’s FAS, Inc.	160,660	1,452,366
Citi Trends, Inc.	9,318	288,019
Container Store Group, Inc. (The)*	14,811	80,572
DSW, Inc. Class A	66,893	1,502,417
Express, Inc.*	28,084	201,081
Finish Line, Inc. (The) Class A	19,981	270,543
Francesca’s Holdings Corp.*	100,232	481,114
GameStop Corp. Class A(a)	313,899	3,961,405
Genesco, Inc.*	40,326	1,637,236
Group 1 Automotive, Inc.	25,688	1,678,454
Haverty Furniture Cos., Inc.	19,280	388,492
Hibbett Sports, Inc.*	32,569	780,027
J. Jill, Inc.*(a)	71,400	315,588
Kirkland’s, Inc.*	9,635	93,363
MarineMax, Inc.*	18,648	362,704
Monro, Inc.	19,638	1,052,597
Office Depot, Inc.	1,319,403	2,836,716
Party City Holdco, Inc.*(a)	161,115	2,513,394
Pier 1 Imports, Inc.	95,227	306,631
RH*(a)	185	17,627
Shoe Carnival, Inc.	14,662	348,956
Sleep Number Corp.*	27,653	972,003
Sonic Automotive, Inc. Class A	49,039	929,289
Sportsman’s Warehouse Holdings, Inc.*(a)	69,516	283,625
Tailored Brands, Inc.	51,804	1,298,208
Tile Shop Holdings, Inc.	33,831	202,986
Tilly’s, Inc. Class A	19,243	217,446
Winmark Corp.	2,965	387,822
Zumiez, Inc.*	19,032	454,865

Total Specialty Retail		33,430,530
Technology Hardware, Storage & Peripherals – 0.3%
Cray, Inc.*	11,626	240,658
Eastman Kodak Co.*(a)	32,894	175,983
Electronics For Imaging, Inc.*	19,151	523,397
Intevac, Inc.*	16,801	115,927
Super Micro Computer, Inc.*(a)	55,384	941,528

Total Technology Hardware, Storage & Peripherals		1,997,493
Textiles, Apparel & Luxury Goods – 0.7%
Culp, Inc.	11,676	356,702
Delta Apparel, Inc.*	8,951	161,297
G-III Apparel Group Ltd.*	15,668	590,370
Lakeland Industries, Inc.*	6,698	86,739
Movado Group, Inc.	13,595	522,048
Oxford Industries, Inc.	11,943	890,470
Perry Ellis International, Inc.*	12,261	316,334
Rocky Brands, Inc.	4,042	86,701
Superior Uniform Group, Inc.	11,632	305,572
Unifi, Inc.*	15,572	564,485
Vera Bradley, Inc.*	15,749	167,097

Total Textiles, Apparel & Luxury Goods		4,047,815
Thrifts & Mortgage Finance – 4.0%
BankFinancial Corp.	7,940	134,821
Beneficial Bancorp, Inc.	25,449	395,732
BofI Holding, Inc.*(a)	63,448	2,571,547
Capitol Federal Financial, Inc.	77,311	954,791
Clifton Bancorp, Inc.	4,472	69,987
Dime Community Bancshares, Inc.	22,097	406,585
Entegra Financial Corp.*	3,401	98,629
Federal Agricultural Mortgage Corp. Class C	14,078	1,225,068
First Defiance Financial Corp.	6,872	393,903
Hingham Institution for Savings	1,521	313,326
Home Bancorp, Inc.	5,181	223,664
HomeStreet, Inc.*	15,597	446,854
Impac Mortgage Holdings, Inc.*(a)	34,630	273,577
Kearny Financial Corp.	16,419	213,447
Meridian Bancorp, Inc.	28,039	564,986
Meta Financial Group, Inc.	6,260	683,592
Nationstar Mortgage Holdings, Inc.*	134,636	2,418,062
NMI Holdings, Inc. Class A*	61,264	1,013,919
Northfield Bancorp, Inc.	24,993	390,141
Northwest Bancshares, Inc.	72,918	1,207,522
OceanFirst Financial Corp.	46,796	1,251,793
Oritani Financial Corp.	38,671	593,600
PennyMac Financial Services, Inc. Class A*	35,693	808,446
Provident Financial Services, Inc.	45,098	1,154,058
Riverview Bancorp, Inc.	12,891	120,402
Southern Missouri Bancorp, Inc.	5,222	191,125
Territorial Bancorp, Inc.	7,121	211,209
Timberland Bancorp, Inc.	6,325	192,280
TrustCo Bank Corp.	64,656	546,343
United Community Financial Corp.	29,042	286,354
United Financial Bancorp, Inc.	41,985	680,157
Walker & Dunlop, Inc.	38,340	2,278,163

See Notes to Financial Statements.

WisdomTree Domestic Equity Funds	81

Schedule of Investments (concluded)

WisdomTree U.S. SmallCap Earnings Fund (EES)

March 31, 2018

Investments	Shares	Value
Waterstone Financial, Inc.	19,647	$339,893
Western New England Bancorp, Inc.	16,391	174,564
WSFS Financial Corp.	20,011	958,527

Total Thrifts & Mortgage Finance		23,787,067
Tobacco – 0.2%
Turning Point Brands, Inc.	34,053	661,990
Universal Corp.	12,177	590,585

Total Tobacco		1,252,575
Trading Companies & Distributors – 0.9%
BMC Stock Holdings, Inc.*	37,220	727,651
CAI International, Inc.*	16,003	340,224
DXP Enterprises, Inc.*	11,293	439,862
EnviroStar, Inc.(a)	1,573	61,740
GMS, Inc.*	24,992	763,756
H&E Equipment Services, Inc.	16,771	645,516
Kaman Corp.	15,169	942,298
Rush Enterprises, Inc. Class A*	27,693	1,176,676

Total Trading Companies & Distributors		5,097,723
Water Utilities – 0.5%
American States Water Co.	20,618	1,093,991
Artesian Resources Corp. Class A	5,888	214,794
Connecticut Water Service, Inc.	7,110	430,369
Middlesex Water Co.	8,470	310,849
SJW Group	14,858	783,165
York Water Co. (The)	6,129	189,999

Total Water Utilities		3,023,167
Wireless Telecommunication Services – 0.2%
Shenandoah Telecommunications Co.	2,955	106,380
Spok Holdings, Inc.	10,151	151,758
United States Cellular Corp.*	20,723	832,857

Total Wireless Telecommunication Services		1,090,995
Total United States		585,246,824
TOTAL COMMON STOCKS (Cost: $536,783,989)		587,594,530
EXCHANGE-TRADED FUND – 0.1%
United States – 0.1%
WisdomTree U.S. MidCap Earnings Fund(a)(b) (Cost: $607,610)	17,610	681,155
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 7.4%
United States – 7.4%
State Street Navigator Securities Lending Government Money Market Portfolio, 1.74%(c)
(Cost: $43,382,452)(d)	43,382,452	43,382,452
TOTAL INVESTMENTS IN SECURITIES – 107.2% (Cost: $580,774,051)		631,658,137
Other Assets less Liabilities – (7.2)%		(42,658,933)

NET ASSETS – 100.0%		$588,999,204
*	Non-income producing security.

(a)	Security, or portion thereof, was on loan at March 31, 2018 (See Note 2).

(b)	Affiliated company (See Note 3).

(c)	Rate shown represents annualized 7-day yield as of March 31, 2018.

(d)

At March 31, 2018, the total market value of the Fund’s securities on loan was $68,673,262 and the total market value of the collateral held by the Fund was $70,876,650. The total market value of the collateral includes non-cash U.S. Government and U.S. Government Agencies securities collateral having a value of $27,494,198.

See Notes to Financial Statements.

82	WisdomTree Domestic Equity Funds

Schedule of Investments

WisdomTree U.S. SmallCap Quality Dividend Growth Fund (DGRS)

March 31, 2018

Investments	Shares	Value
COMMON STOCKS – 99.8%
United States – 99.8%
Aerospace & Defense – 0.4%
AAR Corp.	4,324	$190,731
HEICO Corp.	1,290	111,985
National Presto Industries, Inc.(a)	1,221	114,469

Total Aerospace & Defense		417,185
Air Freight & Logistics – 0.3%
Forward Air Corp.	5,414	286,184
Airlines – 1.3%
Allegiant Travel Co.	5,357	924,350
Hawaiian Holdings, Inc.	11,025	426,668

Total Airlines		1,351,018
Auto Components – 1.3%
Cooper Tire & Rubber Co.	8,669	254,002
Standard Motor Products, Inc.	5,577	265,298
Tenneco, Inc.	12,601	691,417
Tower International, Inc.	4,544	126,096

Total Auto Components		1,336,813
Automobiles – 0.1%
Winnebago Industries, Inc.	3,177	119,455
Banks – 8.7%
Access National Corp.	7,695	219,538
Banc of California, Inc.(a)	21,898	422,632
BancFirst Corp.	8,828	468,767
Bank of Marin Bancorp	2,049	141,279
Bryn Mawr Bank Corp.	6,113	268,666
City Holding Co.	7,164	491,164
CoBiz Financial, Inc.	7,987	156,545
Community Bank System, Inc.	22,581	1,209,438
Enterprise Financial Services Corp.	4,032	189,101
First Financial Bankshares, Inc.	19,530	904,239
Glacier Bancorp, Inc.	30,500	1,170,590
Heartland Financial USA, Inc.	4,620	245,091
Hope Bancorp, Inc.	68,011	1,237,120
Lakeland Financial Corp.	7,953	367,667
LegacyTexas Financial Group, Inc.	13,257	567,665
ServisFirst Bancshares, Inc.	4,606	188,017
Stock Yards Bancorp, Inc.	8,874	311,478
Summit Financial Group, Inc.	3,517	87,960
West Bancorporation, Inc.	6,334	162,150

Total Banks		8,809,107
Beverages – 0.2%
Coca-Cola Bottling Co. Consolidated	565	97,559
MGP Ingredients, Inc.	670	60,025

Total Beverages		157,584
Building Products – 1.6%
AAON, Inc.	6,721	262,119
Apogee Enterprises, Inc.	5,864	254,204
Insteel Industries, Inc.	1,590	43,932
Quanex Building Products Corp.	4,717	82,076
Simpson Manufacturing Co., Inc.	11,772	$677,949
Universal Forest Products, Inc.	9,679	314,084

Total Building Products		1,634,364
Capital Markets – 3.2%
Cohen & Steers, Inc.	20,130	818,486
Financial Engines, Inc.	10,730	375,550
Hennessy Advisors, Inc.	2,371	45,760
Houlihan Lokey, Inc.	8,447	376,736
Moelis & Co. Class A	18,132	922,012
Pzena Investment Management, Inc. Class A	3,561	39,634
Silvercrest Asset Management Group, Inc. Class A	4,177	63,491
Virtus Investment Partners, Inc.	1,935	239,553
Westwood Holdings Group, Inc.	6,483	366,225

Total Capital Markets		3,247,447
Chemicals – 3.0%
American Vanguard Corp.	1,712	34,582
Balchem Corp.	2,606	213,040
Chase Corp.	1,136	132,287
Core Molding Technologies, Inc.	1,608	28,671
FutureFuel Corp.	12,969	155,498
H.B. Fuller Co.	9,927	493,670
Hawkins, Inc.	4,707	165,451
Innophos Holdings, Inc.	15,015	603,753
Innospec, Inc.	4,858	333,259
KMG Chemicals, Inc.	589	35,311
Minerals Technologies, Inc.	1,819	121,782
Quaker Chemical Corp.	2,159	319,813
Stepan Co.	4,628	384,957

Total Chemicals		3,022,074
Commercial Services & Supplies – 7.4%
ABM Industries, Inc.	18,100	605,988
Brady Corp. Class A	18,049	670,520
Herman Miller, Inc.	22,295	712,325
HNI Corp.	26,091	941,624
Interface, Inc.	11,232	283,046
Kimball International, Inc. Class B	10,180	173,467
Knoll, Inc.	25,659	518,055
Matthews International Corp. Class A	8,094	409,556
McGrath RentCorp	9,662	518,753
Mobile Mini, Inc.	20,948	911,238
Multi-Color Corp.	916	60,502
Steelcase, Inc. Class A	55,424	753,767
Tetra Tech, Inc.	8,191	400,950
U.S. Ecology, Inc.	5,542	295,389
Viad Corp.	2,571	134,849
VSE Corp.	1,095	56,633

Total Commercial Services & Supplies		7,446,662
Communications Equipment – 1.4%
ADTRAN, Inc.	13,855	215,445
InterDigital, Inc.	11,145	820,272
Plantronics, Inc.	6,957	419,994

Total Communications Equipment		1,455,711

See Notes to Financial Statements.

WisdomTree Domestic Equity Funds	83

Schedule of Investments (continued)

WisdomTree U.S. SmallCap Quality Dividend Growth Fund (DGRS)

March 31, 2018

Investments	Shares	Value
Construction & Engineering – 0.6%
Argan, Inc.	5,797	$248,981
Comfort Systems USA, Inc.	4,540	187,275
Primoris Services Corp.	7,761	193,870

Total Construction & Engineering		630,126
Construction Materials – 0.0%
United States Lime & Minerals, Inc.	671	49,104
Consumer Finance – 0.8%
FirstCash, Inc.	9,878	802,588
Containers & Packaging – 0.7%
Silgan Holdings, Inc.	24,584	684,664
Distributors – 0.3%
Core-Mark Holding Co., Inc.	8,144	173,141
Weyco Group, Inc.	3,225	108,360

Total Distributors		281,501
Diversified Consumer Services – 1.0%
Capella Education Co.	3,265	285,198
Carriage Services, Inc.	2,463	68,126
Graham Holdings Co. Class B	580	349,305
Liberty Tax, Inc.	9,569	96,647
Strayer Education, Inc.	1,676	169,360

Total Diversified Consumer Services		968,636
Diversified Financial Services – 0.0%
A-Mark Precious Metals, Inc.	3,135	38,404
Diversified Telecommunication Services – 0.4%
ATN International, Inc.	3,516	209,624
IDT Corp. Class B*	27,553	172,757

Total Diversified Telecommunication Services		382,381
Electric Utilities – 1.7%
MGE Energy, Inc.	12,483	700,296
Otter Tail Corp.	19,149	830,109
Spark Energy, Inc. Class A(a)	12,408	147,035

Total Electric Utilities		1,677,440
Electrical Equipment – 1.0%
Allied Motion Technologies, Inc.	549	21,823
AZZ, Inc.	6,677	291,785
Encore Wire Corp.	654	37,082
EnerSys	7,741	536,993
LSI Industries, Inc.	13,697	111,082

Total Electrical Equipment		998,765
Electronic Equipment, Instruments & Components – 1.0%
Badger Meter, Inc.	5,814	274,130
CTS Corp.	3,555	96,696
Mesa Laboratories, Inc.	334	49,579
Methode Electronics, Inc.	5,527	216,106
MTS Systems Corp.	6,845	353,544

Total Electronic Equipment, Instruments & Components		990,055
Energy Equipment & Services – 0.3%
U.S. Silica Holdings, Inc.(a)	10,882	277,709
Equity Real Estate Investment Trusts (REITs) – 5.3%
Alexander & Baldwin, Inc.	8,524	$197,160
CoreCivic, Inc.	101,220	1,975,814
PotlatchDeltic Corp.	22,692	1,181,119
Universal Health Realty Income Trust	8,775	527,377
Urban Edge Properties	70,896	1,513,630

Total Equity Real Estate Investment Trusts (REITs)		5,395,100
Food & Staples Retailing – 0.7%
Ingles Markets, Inc. Class A	5,336	180,624
PriceSmart, Inc.	4,466	373,134
Village Super Market, Inc. Class A	7,672	202,311

Total Food & Staples Retailing		756,069
Food Products – 1.6%
Calavo Growers, Inc.	4,134	381,155
Dean Foods Co.	50,895	438,715
J&J Snack Foods Corp.	4,009	547,469
John B. Sanfilippo & Son, Inc.	1,212	70,138
Tootsie Roll Industries, Inc.(a)	6,938	204,334

Total Food Products		1,641,811
Gas Utilities – 1.7%
Chesapeake Utilities Corp.	4,513	317,490
RGC Resources, Inc.	2,825	71,755
South Jersey Industries, Inc.	47,820	1,346,611

Total Gas Utilities		1,735,856
Health Care Equipment & Supplies – 1.1%
Abaxis, Inc.	5,423	382,972
Atrion Corp.	246	155,300
LeMaitre Vascular, Inc.	2,421	87,713
Meridian Bioscience, Inc.	26,562	377,180
Utah Medical Products, Inc.	900	88,965

Total Health Care Equipment & Supplies		1,092,130
Health Care Providers & Services – 0.5%
Aceto Corp.	12,830	97,508
Ensign Group, Inc. (The)	6,780	178,314
Psychemedics Corp.	2,726	56,374
U.S. Physical Therapy, Inc.	2,501	203,331

Total Health Care Providers & Services		535,527
Health Care Technology – 0.2%
Computer Programs & Systems, Inc.(a)	3,444	100,565
Simulations Plus, Inc.	4,386	64,693

Total Health Care Technology		165,258
Hotels, Restaurants & Leisure – 2.8%
BBX Capital Corp.	4,577	42,154
BJ’s Restaurants, Inc.	3,479	156,207
Bloomin’ Brands, Inc.	19,065	462,898
Cheesecake Factory, Inc. (The)(a)	15,419	743,504
Dine Brands Global, Inc.	19,429	1,274,154
RCI Hospitality Holdings, Inc.	625	17,744
Ruth’s Hospitality Group, Inc.	7,415	181,297

Total Hotels, Restaurants & Leisure		2,877,958

See Notes to Financial Statements.

84	WisdomTree Domestic Equity Funds

Schedule of Investments (continued)

WisdomTree U.S. SmallCap Quality Dividend Growth Fund (DGRS)

March 31, 2018

Investments	Shares	Value
Household Durables – 2.9%
Bassett Furniture Industries, Inc.	1,891	$57,392
Ethan Allen Interiors, Inc.	10,251	235,260
Flexsteel Industries, Inc.	2,017	79,833
Hooker Furniture Corp.	1,796	65,913
KB Home	3,935	111,951
La-Z-Boy, Inc.	10,124	303,214
Lennar Corp. Class B	1,440	68,674
Lifetime Brands, Inc.	2,138	26,511
MDC Holdings, Inc.	21,302	594,752
Tupperware Brands Corp.	28,761	1,391,457

Total Household Durables		2,934,957
Household Products – 0.6%
Oil-Dri Corp. of America	1,968	79,094
WD-40 Co.	4,028	530,488

Total Household Products		609,582
Industrial Conglomerates – 0.3%
Raven Industries, Inc.	9,725	340,861
Insurance – 2.7%
AMERISAFE, Inc.	4,045	223,486
Employers Holdings, Inc.	7,083	286,508
HCI Group, Inc.	8,013	305,776
Heritage Insurance Holdings, Inc.	6,000	90,960
Independence Holding Co.	1,140	40,641
Investors Title Co.	280	55,972
Kingstone Cos., Inc.	3,229	54,247
National General Holdings Corp.	14,761	358,840
Navigators Group, Inc. (The)	2,582	148,852
RLI Corp.	11,298	716,180
Universal Insurance Holdings, Inc.	13,213	421,495

Total Insurance		2,702,957
Internet & Catalog Retail – 0.4%
Nutrisystem, Inc.	5,668	152,752
PetMed Express, Inc.(a)	5,385	224,824

Total Internet & Catalog Retail		377,576
Internet Software & Services – 0.3%
NIC, Inc.	23,105	307,297
IT Services – 2.5%
Convergys Corp.	27,801	628,859
CSG Systems International, Inc.	10,714	485,237
Hackett Group, Inc. (The)	9,751	156,601
Science Applications International Corp.	11,850	933,780
TTEC Holdings, Inc.	10,068	309,087

Total IT Services		2,513,564
Leisure Products – 0.4%
Callaway Golf Co.	3,718	60,826
Marine Products Corp.	8,554	119,842
Sturm Ruger & Co., Inc.(a)	4,008	210,420

Total Leisure Products		391,088
Life Sciences Tools & Services – 0.2%
Luminex Corp.	9,312	$196,204
Machinery – 7.3%
Alamo Group, Inc.	739	81,216
Albany International Corp. Class A	5,476	343,345
Altra Industrial Motion Corp.	7,397	339,892
American Railcar Industries, Inc.	13,631	509,936
Astec Industries, Inc.	2,974	164,105
Briggs & Stratton Corp.	16,805	359,795
Columbus McKinnon Corp.	1,790	64,154
Douglas Dynamics, Inc.	10,119	438,659
Eastern Co. (The)	1,851	52,754
ESCO Technologies, Inc.	2,361	138,237
Federal Signal Corp.	14,552	320,435
Franklin Electric Co., Inc.	7,878	321,028
Gorman-Rupp Co. (The)	7,400	216,450
Graham Corp.	3,065	65,652
Greenbrier Cos., Inc. (The)(a)	9,175	461,044
Hillenbrand, Inc.	20,100	922,590
Hurco Cos., Inc.	1,124	51,592
Hyster-Yale Materials Handling, Inc.	3,187	222,867
Kadant, Inc.	1,605	151,673
Lindsay Corp.	2,516	230,063
Miller Industries, Inc.	5,722	143,050
Mueller Industries, Inc.	11,537	301,808
Mueller Water Products, Inc. Class A	36,067	392,048
Omega Flex, Inc.	2,559	166,591
Park-Ohio Holdings Corp.	2,599	100,971
Standex International Corp.	1,603	152,846
Sun Hydraulics Corp.	3,013	161,376
Tennant Co.	4,245	287,386
Wabash National Corp.	12,550	261,165

Total Machinery		7,422,728
Marine – 0.6%
Matson, Inc.	21,096	604,189
Media – 5.4%
Beasley Broadcast Group, Inc. Class A	2,501	28,261
Entravision Communications Corp. Class A	23,686	111,324
Gannett Co., Inc.	88,787	886,094
John Wiley & Sons, Inc. Class A	13,626	867,976
Meredith Corp.	16,132	867,902
Saga Communications, Inc. Class A	1,927	71,781
Scholastic Corp.	6,714	260,772
Sinclair Broadcast Group, Inc. Class A(a)	21,617	676,612
TEGNA, Inc.	62,178	708,208
Viacom, Inc. Class A(a)	16,329	646,628
World Wrestling Entertainment, Inc. Class A	8,695	313,107

Total Media		5,438,665
Metals & Mining – 4.1%
Carpenter Technology Corp.	11,507	507,689
Commercial Metals Co.	47,133	964,341
Compass Minerals International, Inc.(a)	24,965	1,505,389

See Notes to Financial Statements.

WisdomTree Domestic Equity Funds	85

Schedule of Investments (continued)

WisdomTree U.S. SmallCap Quality Dividend Growth Fund (DGRS)

March 31, 2018

Investments	Shares	Value
Gold Resource Corp.	5,509	$24,846
Materion Corp.	3,010	153,661
Worthington Industries, Inc.	22,086	947,931

Total Metals & Mining		4,103,857
Multiline Retail – 0.4%
Big Lots, Inc.(a)	10,042	437,128
Oil, Gas & Consumable Fuels – 0.3%
Green Plains, Inc.	21,100	354,480
Paper & Forest Products – 2.9%
Boise Cascade Co.	4,775	184,315
KapStone Paper and Packaging Corp.	31,396	1,077,197
Neenah, Inc.	5,506	431,670
PH Glatfelter Co.	20,262	415,979
Schweitzer-Mauduit International, Inc.	21,085	825,478

Total Paper & Forest Products		2,934,639
Personal Products – 0.9%
Inter Parfums, Inc.	10,505	495,311
Medifast, Inc.	3,683	344,176
Natural Health Trends Corp.(a)	5,389	102,445

Total Personal Products		941,932
Pharmaceuticals – 0.2%
Phibro Animal Health Corp. Class A	4,210	167,137
Professional Services – 2.2%
Barrett Business Services, Inc.	1,990	164,931
Exponent, Inc.	5,208	409,609
Forrester Research, Inc.	5,336	221,177
Insperity, Inc.	7,609	529,206
Kforce, Inc.	8,572	231,873
Korn/Ferry International	9,536	491,962
RPX Corp.	13,801	147,533

Total Professional Services		2,196,291
Real Estate Management & Development – 0.0%
Rafael Holdings, Inc. Class B*	101	487
Road & Rail – 0.5%
ArcBest Corp.	3,826	122,623
Heartland Express, Inc.	5,154	92,721
Werner Enterprises, Inc.	9,122	332,953

Total Road & Rail		548,297
Semiconductors & Semiconductor Equipment – 0.7%
Cabot Microelectronics Corp.	3,897	417,408
Power Integrations, Inc.	3,944	269,572

Total Semiconductors & Semiconductor Equipment		686,980
Software – 0.2%
Ebix, Inc.	2,149	160,101
Specialty Retail – 7.4%
Aaron’s, Inc.	3,090	143,994
American Eagle Outfitters, Inc.	72,377	1,442,474
Buckle, Inc. (The)(a)	30,558	676,860
Caleres, Inc.	5,239	176,030
Chico’s FAS, Inc.	65,536	592,445
Children’s Place, Inc. (The)	2,887	$390,467
Dick’s Sporting Goods, Inc.	25,630	898,331
DSW, Inc. Class A	36,718	824,686
GameStop Corp. Class A(a)	94,658	1,194,584
Haverty Furniture Cos., Inc.	7,016	141,372
Lithia Motors, Inc. Class A	2,996	301,158
Monro, Inc.	6,151	329,694
Pier 1 Imports, Inc.	62,212	200,323
Shoe Carnival, Inc.	2,791	66,426
Tile Shop Holdings, Inc.	15,921	95,526

Total Specialty Retail		7,474,370
Technology Hardware, Storage & Peripherals – 0.5%
Diebold Nixdorf, Inc.(a)	29,731	457,857
Textiles, Apparel & Luxury Goods – 0.9%
Culp, Inc.	1,900	58,045
Movado Group, Inc.	3,934	151,066
Oxford Industries, Inc.	3,581	266,999
Superior Uniform Group, Inc.	3,131	82,251
Wolverine World Wide, Inc.	10,793	311,918

Total Textiles, Apparel & Luxury Goods		870,279
Thrifts & Mortgage Finance – 0.4%
FS Bancorp, Inc.	509	27,232
Hingham Institution for Savings	251	51,706
United Community Financial Corp.	14,697	144,912
WSFS Financial Corp.	4,049	193,947

Total Thrifts & Mortgage Finance		417,797
Trading Companies & Distributors – 2.6%
Applied Industrial Technologies, Inc.	12,517	912,489
GATX Corp.	18,367	1,257,956
Kaman Corp.	6,776	420,925

Total Trading Companies & Distributors		2,591,370
Water Utilities – 1.4%
American States Water Co.	11,790	625,577
Artesian Resources Corp. Class A	3,514	128,191
Connecticut Water Service, Inc.	4,399	266,272
SJW Group	4,944	260,598
York Water Co. (The)	4,392	136,152

Total Water Utilities		1,416,790
TOTAL COMMON STOCKS (Cost: $100,214,548)		100,864,146

See Notes to Financial Statements.

86	WisdomTree Domestic Equity Funds

Schedule of Investments (concluded)

WisdomTree U.S. SmallCap Quality Dividend Growth Fund (DGRS)

March 31, 2018

Investments	Shares	Value
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 5.9%
United States – 5.9%
State Street Navigator Securities Lending Government Money Market Portfolio, 1.74%(b)
(Cost: $5,972,237)(c)	5,972,237	$5,972,237
TOTAL INVESTMENTS IN SECURITIES – 105.7% (Cost: $106,186,785)		106,836,383
Other Assets less Liabilities – (5.7)%		(5,776,213)

NET ASSETS – 100.0%		$101,060,170
*	Non-income producing security.

(a)	Security, or portion thereof, was on loan at March 31, 2018 (See Note 2).

(b)	Rate shown represents annualized 7-day yield as of March 31, 2018.

(c)

At March 31, 2018, the total market value of the Fund’s securities on loan was $7,723,551 and the total market value of the collateral held by the Fund was $7,960,284. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $1,988,047.

See Notes to Financial Statements.

WisdomTree Domestic Equity Funds	87

Schedule of Investments

WisdomTree U.S. Total Dividend Fund (DTD)

March 31, 2018

Investments	Shares	Value
COMMON STOCKS – 99.7%
United States – 99.7%
Aerospace & Defense – 2.8%
AAR Corp.	707	$31,186
Arconic, Inc.	4,513	103,980
Boeing Co. (The)	14,795	4,850,985
Curtiss-Wright Corp.	522	70,507
General Dynamics Corp.	5,934	1,310,821
Harris Corp.	2,750	443,520
Hexcel Corp.	492	31,778
Huntington Ingalls Industries, Inc.	777	200,279
L3 Technologies, Inc.	1,601	333,008
Lockheed Martin Corp.	8,954	3,025,825
National Presto Industries, Inc.(a)	303	28,406
Northrop Grumman Corp.	2,976	1,038,981
Orbital ATK, Inc.	716	94,949
Raytheon Co.	6,159	1,329,235
Rockwell Collins, Inc.	2,154	290,467
United Technologies Corp.	22,299	2,805,660

Total Aerospace & Defense		15,989,587
Air Freight & Logistics – 0.6%
C.H. Robinson Worldwide, Inc.	3,728	349,351
Expeditors International of Washington, Inc.	3,764	238,261
FedEx Corp.	2,629	631,249
Forward Air Corp.	515	27,223
United Parcel Service, Inc. Class B	23,498	2,459,301

Total Air Freight & Logistics		3,705,385
Airlines – 0.3%
Alaska Air Group, Inc.	2,898	179,560
Allegiant Travel Co.	321	55,389
American Airlines Group, Inc.	4,456	231,534
Delta Air Lines, Inc.	20,056	1,099,269
Hawaiian Holdings, Inc.	776	30,031
Southwest Airlines Co.	5,944	340,472

Total Airlines		1,936,255
Auto Components – 0.1%
BorgWarner, Inc.	3,129	157,170
Cooper Tire & Rubber Co.	1,608	47,114
Gentex Corp.	7,677	176,725
Goodyear Tire & Rubber Co. (The)	5,637	149,831
LCI Industries	565	58,845
Lear Corp.	890	165,620

Total Auto Components		755,305
Automobiles – 0.9%
Ford Motor Co.	231,377	2,563,657
General Motors Co.	65,546	2,381,942
Harley-Davidson, Inc.	6,178	264,913
Thor Industries, Inc.	1,056	121,619

Total Automobiles		5,332,131
Banks – 8.1%
1st Source Corp.	1,308	66,211
Ames National Corp.	1,698	46,695
Associated Banc-Corp.	5,599	139,135
Bank of America Corp.	213,089	6,390,539
Bank of Hawaii Corp.	1,069	88,834
Bank of Marin Bancorp	1,087	74,949
Bank of the Ozarks, Inc.	2,899	139,935
BankUnited, Inc.	3,600	143,928
Bar Harbor Bankshares	3,432	95,135
BB&T Corp.	25,188	1,310,784
BCB Bancorp, Inc.	5,546	86,795
BOK Financial Corp.	2,394	236,982
Cathay General Bancorp	3,099	123,898
CenterState Bank Corp.	2,527	67,041
Central Valley Community Bancorp	4,566	89,311
Chemical Financial Corp.	2,003	109,524
CIT Group, Inc.	3,350	172,525
Citigroup, Inc.	54,669	3,690,157
Citizens & Northern Corp.	4,113	94,969
Citizens Financial Group, Inc.	9,312	390,918
Columbia Banking System, Inc.	2,790	117,041
Comerica, Inc.	2,911	279,252
Commerce Bancshares, Inc.	1,552	92,980
Community Bank System, Inc.	1,919	102,782
Cullen/Frost Bankers, Inc.	2,122	225,081
CVB Financial Corp.	4,739	107,291
East West Bancorp, Inc.	3,549	221,954
Enterprise Financial Services Corp.	2,171	101,820
Fifth Third Bancorp	18,223	578,580
First Bancshares, Inc. (The)	1,028	33,153
First Business Financial Services, Inc.	4,014	100,992
First Financial Bankshares, Inc.	1,359	62,922
First Guaranty Bancshares, Inc.	1,627	42,286
First Hawaiian, Inc.	5,592	155,625
First Horizon National Corp.	6,163	116,049
First of Long Island Corp. (The)	2,449	67,225
First Republic Bank	1,545	143,082
Flushing Financial Corp.	1,093	29,467
FNB Corp.	16,567	222,826
Fulton Financial Corp.	7,230	128,333
German American Bancorp, Inc.	1,788	59,630
Glacier Bancorp, Inc.	3,292	126,347
Great Southern Bancorp, Inc.	2,189	109,341
Guaranty Bancshares, Inc.	2,100	69,951
Hancock Holding Co.	1,208	62,454
Heartland Financial USA, Inc.	2,302	122,121
Heritage Commerce Corp.	3,151	51,928
Heritage Financial Corp.	1,649	50,459
Home BancShares, Inc.	4,549	103,763
Hope Bancorp, Inc.	6,725	122,328
Huntington Bancshares, Inc.	36,775	555,302
Iberiabank Corp.	1,889	147,342
Independent Bank Corp.	431	30,838
Investors Bancorp, Inc.	8,709	118,791
JPMorgan Chase & Co.	91,766	10,091,507
KeyCorp	26,166	511,545

See Notes to Financial Statements.

88	WisdomTree Domestic Equity Funds

Schedule of Investments (continued)

WisdomTree U.S. Total Dividend Fund (DTD)

March 31, 2018

Investments	Shares	Value
Lakeland Bancorp, Inc.	2,536	$50,340
Lakeland Financial Corp.	1,592	73,598
M&T Bank Corp.	3,303	608,941
MainSource Financial Group, Inc.	1,458	59,268
MB Financial, Inc.	2,538	102,738
MBT Financial Corp.	3,423	36,797
Mercantile Bank Corp.	1,898	63,109
MutualFirst Financial, Inc.	1,681	60,936
National Bankshares, Inc.	1,530	68,927
Northrim BanCorp, Inc.	1,565	54,071
Norwood Financial Corp.	1,414	42,547
Old National Bancorp	7,353	124,266
PacWest Bancorp	7,465	369,741
Park National Corp.	1,073	111,334
People’s United Financial, Inc.	14,734	274,936
PNC Financial Services Group, Inc. (The)	12,036	1,820,325
Premier Financial Bancorp, Inc.	3,804	70,792
Prosperity Bancshares, Inc.	2,198	159,641
RBB Bancorp	2,762	72,834
Regions Financial Corp.	26,702	496,123
Republic Bancorp, Inc. Class A	1,493	57,182
S&T Bancorp, Inc.	2,529	101,008
Sandy Spring Bancorp, Inc.	3,363	130,350
South State Corp.	802	68,411
Summit Financial Group, Inc.	1,797	44,943
SunTrust Banks, Inc.	13,339	907,586
Synovus Financial Corp.	2,689	134,289
TCF Financial Corp.	4,557	103,945
U.S. Bancorp	44,215	2,232,857
UMB Financial Corp.	1,508	109,164
Umpqua Holdings Corp.	10,388	222,407
United Bankshares, Inc.	6,128	216,012
Unity Bancorp, Inc.	1,817	39,974
Valley National Bancorp	13,989	174,303
Webster Financial Corp.	1,504	83,322
Wells Fargo & Co.	160,420	8,407,612
Zions Bancorp	1,992	105,038

Total Banks		46,680,320
Beverages – 2.6%
Brown-Forman Corp. Class A	4,058	216,413
Brown-Forman Corp. Class B	4,592	249,805
Coca-Cola Co. (The)	172,442	7,489,156
Constellation Brands, Inc. Class A	1,980	451,281
Dr. Pepper Snapple Group, Inc.	5,658	669,794
Molson Coors Brewing Co. Class B	4,945	372,507
PepsiCo, Inc.	48,465	5,289,955

Total Beverages		14,738,911
Biotechnology – 2.3%
AbbVie, Inc.	59,098	5,593,625
Amgen, Inc.	23,383	3,986,334
Gilead Sciences, Inc.	45,556	3,434,467

Total Biotechnology		13,014,426
Building Products – 0.1%
A.O. Smith Corp.	2,471	157,131
Fortune Brands Home & Security, Inc.	2,319	136,566
Lennox International, Inc.	648	132,432
Masco Corp.	4,892	197,832
Owens Corning	2,294	184,438

Total Building Products		808,399
Capital Markets – 3.0%
Ameriprise Financial, Inc.	4,091	605,223
Artisan Partners Asset Management, Inc. Class A	2,924	97,369
Bank of New York Mellon Corp. (The)	21,554	1,110,678
BGC Partners, Inc. Class A	18,288	245,974
BlackRock, Inc.	4,059	2,198,842
CBOE Global Markets, Inc.	1,547	176,513
Charles Schwab Corp. (The)	11,129	581,156
CME Group, Inc.	7,307	1,181,834
Cohen & Steers, Inc.	1,578	64,161
Eaton Vance Corp.	3,600	200,412
Evercore, Inc. Class A	1,147	100,018
FactSet Research Systems, Inc.	661	131,817
Federated Investors, Inc. Class B	4,607	153,874
Franklin Resources, Inc.	12,984	450,285
GAMCO Investors, Inc. Class A	2,922	72,553
Goldman Sachs Group, Inc. (The)	5,642	1,420,994
Intercontinental Exchange, Inc.	7,720	559,854
Legg Mason, Inc.	3,998	162,519
LPL Financial Holdings, Inc.	2,701	164,950
MarketAxess Holdings, Inc.	153	33,268
Moody’s Corp.	2,844	458,737
Morgan Stanley	41,730	2,251,751
MSCI, Inc.	1,455	217,479
Nasdaq, Inc.	3,789	326,688
Northern Trust Corp.	4,701	484,814
Raymond James Financial, Inc.	2,275	203,408
S&P Global, Inc.	3,314	633,173
SEI Investments Co.	2,496	186,975
Silvercrest Asset Management Group, Inc. Class A	1,907	28,986
State Street Corp.	8,329	830,651
T. Rowe Price Group, Inc.	7,243	782,027
TD Ameritrade Holding Corp.	10,476	620,493
Virtu Financial, Inc. Class A(a)	6,294	207,702
Waddell & Reed Financial, Inc. Class A(a)	5,501	111,175

Total Capital Markets		17,056,353
Chemicals – 2.1%
Air Products & Chemicals, Inc.	5,927	942,571
Albemarle Corp.	1,783	165,356
Ashland Global Holdings, Inc.	984	68,673
Cabot Corp.	2,140	119,241
Celanese Corp. Series A	3,045	305,140
CF Industries Holdings, Inc.	9,186	346,588
Chemours Co. (The)	1,468	71,506
Core Molding Technologies, Inc.	1,489	26,549
DowDuPont, Inc.	62,878	4,005,957

See Notes to Financial Statements.

WisdomTree Domestic Equity Funds	89

Schedule of Investments (continued)

WisdomTree U.S. Total Dividend Fund (DTD)

March 31, 2018

Investments	Shares	Value
Eastman Chemical Co.	4,476	$472,576
Ecolab, Inc.	3,823	524,019
FMC Corp.	1,906	145,942
Hawkins, Inc.	1,595	56,064
Huntsman Corp.	6,896	201,708
International Flavors & Fragrances, Inc.	1,853	253,694
Kronos Worldwide, Inc.	4,195	94,807
Monsanto Co.	9,925	1,158,148
Mosaic Co. (The)	1,646	39,965
NewMarket Corp.	212	85,156
Olin Corp.	5,898	179,240
PPG Industries, Inc.	4,679	522,176
Praxair, Inc.	7,585	1,094,516
Quaker Chemical Corp.	195	28,885
Rayonier Advanced Materials, Inc.	2,476	53,160
RPM International, Inc.	3,857	183,863
Scotts Miracle-Gro Co. (The)	1,744	149,548
Sensient Technologies Corp.	1,256	88,649
Sherwin-Williams Co. (The)	1,138	446,233
Valhi, Inc.	10,601	64,242
Westlake Chemical Corp.	1,847	205,294

Total Chemicals		12,099,466
Commercial Services & Supplies – 0.6%
ABM Industries, Inc.	1,050	35,154
Cintas Corp.	1,626	277,363
Covanta Holding Corp.	8,632	125,164
Deluxe Corp.	1,480	109,535
Healthcare Services Group, Inc.	2,597	112,917
HNI Corp.	3,039	109,677
KAR Auction Services, Inc.	5,033	272,789
LSC Communications, Inc.	4,808	83,900
McGrath RentCorp	968	51,972
Mobile Mini, Inc.	1,000	43,500
MSA Safety, Inc.	1,672	139,177
Pitney Bowes, Inc.	16,428	178,901
Republic Services, Inc.	9,017	597,196
Rollins, Inc.	3,694	188,505
RR Donnelley & Sons Co.	9,079	79,260
UniFirst Corp.	184	29,744
Waste Management, Inc.	11,479	965,613

Total Commercial Services & Supplies		3,400,367
Communications Equipment – 1.5%
Cisco Systems, Inc.	189,503	8,127,783
Juniper Networks, Inc.	6,618	161,016
Motorola Solutions, Inc.	4,366	459,740
PC-Tel, Inc.*	4,010	28,792

Total Communications Equipment		8,777,331
Construction & Engineering – 0.1%
EMCOR Group, Inc.	539	42,004
Fluor Corp.	3,248	185,851
KBR, Inc.	2,788	45,138

Total Construction & Engineering		272,993
Construction Materials – 0.1%
Martin Marietta Materials, Inc.	686	142,208
Vulcan Materials Co.	1,031	117,709

Total Construction Materials		259,917
Consumer Finance – 0.7%
Ally Financial, Inc.	8,965	243,400
American Express Co.	15,306	1,427,744
Capital One Financial Corp.	9,879	946,606
Discover Financial Services	8,422	605,794
Navient Corp.	17,044	223,617
Nelnet, Inc. Class A	741	38,836
Synchrony Financial	15,238	510,930

Total Consumer Finance		3,996,927
Containers & Packaging – 0.5%
AptarGroup, Inc.	1,514	136,003
Avery Dennison Corp.	2,109	224,081
Ball Corp.	4,365	173,334
Bemis Co., Inc.	3,248	141,353
Graphic Packaging Holding Co.	8,764	134,527
Greif, Inc. Class A	2,135	111,554
International Paper Co.	16,552	884,373
Myers Industries, Inc.	1,756	37,139
Packaging Corp. of America	2,990	336,973
Sealed Air Corp.	3,230	138,212
Sonoco Products Co.	4,061	196,959
WestRock Co.	9,277	595,305

Total Containers & Packaging		3,109,813
Distributors – 0.1%
Genuine Parts Co.	4,946	444,349
Pool Corp.	770	112,589
Weyco Group, Inc.	1,932	64,915

Total Distributors		621,853
Diversified Consumer Services – 0.1%
H&R Block, Inc.	7,851	199,494
Liberty Tax, Inc.	3,569	36,047
Service Corp. International	5,126	193,455

Total Diversified Consumer Services		428,996
Diversified Financial Services – 0.0%
Leucadia National Corp.	7,453	169,407
Diversified Telecommunication Services – 4.9%
AT&T, Inc.	408,064	14,547,482
CenturyLink, Inc.	159,174	2,615,229
Cogent Communications Holdings, Inc.	2,886	125,252
Consolidated Communications Holdings, Inc.	12,269	134,468
Verizon Communications, Inc.	234,488	11,213,216

Total Diversified Telecommunication Services		28,635,647
Electric Utilities – 3.2%
ALLETE, Inc.	2,545	183,876
Alliant Energy Corp.	8,613	351,927
American Electric Power Co., Inc.	20,149	1,382,020
Avangrid, Inc.	14,669	749,879

See Notes to Financial Statements.

90	WisdomTree Domestic Equity Funds

Schedule of Investments (continued)

WisdomTree U.S. Total Dividend Fund (DTD)

March 31, 2018

Investments	Shares	Value
Duke Energy Corp.	34,271	$2,654,974
Edison International	11,793	750,742
El Paso Electric Co.	2,487	126,837
Entergy Corp.	8,515	670,812
Eversource Energy	11,751	692,369
Exelon Corp.	38,232	1,491,430
FirstEnergy Corp.	22,968	781,142
Great Plains Energy, Inc.	9,922	315,420
Hawaiian Electric Industries, Inc.	4,807	165,265
IDACORP, Inc.	2,128	187,839
NextEra Energy, Inc.	14,870	2,428,717
OGE Energy Corp.	8,334	273,105
Otter Tail Corp.	2,945	127,666
Pinnacle West Capital Corp.	4,273	340,985
PNM Resources, Inc.	3,755	143,629
Portland General Electric Co.	3,185	129,024
PPL Corp.	37,523	1,061,526
Southern Co. (The)	55,665	2,485,999
Westar Energy, Inc.	4,708	247,594
Xcel Energy, Inc.	18,345	834,331

Total Electric Utilities		18,577,108
Electrical Equipment – 0.4%
AMETEK, Inc.	2,165	164,475
Emerson Electric Co.	22,612	1,544,399
General Cable Corp.	2,775	82,140
Hubbell, Inc.	1,787	217,621
Rockwell Automation, Inc.	3,179	553,782

Total Electrical Equipment		2,562,417
Electronic Equipment, Instruments & Components – 0.4%
Amphenol Corp. Class A	3,607	310,671
Avnet, Inc.	2,274	94,962
AVX Corp.	7,591	125,631
CDW Corp.	2,278	160,166
Corning, Inc.	22,736	633,880
Daktronics, Inc.	6,651	58,595
FLIR Systems, Inc.	3,024	151,230
Jabil, Inc.	4,047	116,270
Littelfuse, Inc.	152	31,644
Methode Electronics, Inc.	710	27,761
MTS Systems Corp.	1,139	58,829
National Instruments Corp.	4,216	213,203
Park Electrochemical Corp.	3,022	50,891

Total Electronic Equipment, Instruments & Components		2,033,733
Energy Equipment & Services – 0.3%
Archrock, Inc.	7,294	63,822
Baker Hughes Co.	13,918	386,503
Halliburton Co.	18,365	862,053
Helmerich & Payne, Inc.	6,816	453,673

Total Energy Equipment & Services		1,766,051
Equity Real Estate Investment Trusts (REITs) – 7.9%
Acadia Realty Trust	6,539	160,859
Alexander’s, Inc.	223	85,014
Alexandria Real Estate Equities, Inc.	2,804	350,192
American Assets Trust, Inc.	2,815	94,049
American Campus Communities, Inc.	7,469	288,453
American Homes 4 Rent Class A	5,048	101,364
American Tower Corp.	10,104	1,468,515
Apartment Investment & Management Co. Class A	5,699	232,234
Apple Hospitality REIT, Inc.	17,870	313,976
AvalonBay Communities, Inc.	4,972	817,695
Boston Properties, Inc.	4,354	536,500
Brandywine Realty Trust	8,834	140,284
Brixmor Property Group, Inc.	26,599	405,635
Camden Property Trust	3,743	315,086
CBL & Associates Properties, Inc.(a)	35,606	148,477
Chesapeake Lodging Trust	4,074	113,298
Colony NorthStar, Inc. Class A	65,912	370,425
Columbia Property Trust, Inc.	5,924	121,205
Community Healthcare Trust, Inc.	3,622	93,230
CoreCivic, Inc.	11,612	226,666
CoreSite Realty Corp.	1,252	125,526
Corporate Office Properties Trust	5,445	140,644
Cousins Properties, Inc.	15,419	133,837
Crown Castle International Corp.	19,038	2,086,755
CubeSmart	7,147	201,545
CyrusOne, Inc.	3,552	181,898
DCT Industrial Trust, Inc.	3,325	187,331
DDR Corp.	55,129	404,096
DiamondRock Hospitality Co.	14,195	148,196
Digital Realty Trust, Inc.	8,824	929,873
Douglas Emmett, Inc.	5,134	188,726
Duke Realty Corp.	12,759	337,858
EastGroup Properties, Inc.	1,989	164,411
Education Realty Trust, Inc.	5,142	168,401
EPR Properties	5,403	299,326
Equinix, Inc.	1,577	659,407
Equity LifeStyle Properties, Inc.	2,692	236,277
Equity Residential	13,460	829,405
Essex Property Trust, Inc.	2,157	519,147
Extra Space Storage, Inc.	6,017	525,645
Federal Realty Investment Trust	2,685	311,755
First Industrial Realty Trust, Inc.	4,350	127,151
Forest City Realty Trust, Inc. Class A	6,924	140,280
Franklin Street Properties Corp.	18,976	159,588
Gaming and Leisure Properties, Inc.	17,907	599,347
GEO Group, Inc. (The)	11,326	231,843
GGP, Inc.	44,437	909,181
Global Net Lease, Inc.	11,196	188,988
Government Properties Income Trust	12,626	172,471
Gramercy Property Trust	10,715	232,837
HCP, Inc.	33,204	771,329
Healthcare Realty Trust, Inc.	5,380	149,080
Healthcare Trust of America, Inc. Class A	8,102	214,298
Highwoods Properties, Inc.	4,233	185,490
Hospitality Properties Trust	14,101	357,319
Host Hotels & Resorts, Inc.	35,137	654,954

See Notes to Financial Statements.

WisdomTree Domestic Equity Funds	91

Schedule of Investments (continued)

WisdomTree U.S. Total Dividend Fund (DTD)

March 31, 2018

Investments	Shares	Value
Hudson Pacific Properties, Inc.	5,810	$188,999
Investors Real Estate Trust	23,238	120,605
Invitation Homes, Inc.	6,855	156,500
Iron Mountain, Inc.	19,064	626,443
JBG SMITH Properties	3,662	123,446
Kilroy Realty Corp.	2,437	172,930
Kimco Realty Corp.	35,517	511,445
Kite Realty Group Trust	10,445	159,077
Lamar Advertising Co. Class A	4,509	287,043
LaSalle Hotel Properties	10,204	296,018
Lexington Realty Trust	22,971	180,782
Liberty Property Trust	8,581	340,923
Life Storage, Inc.	3,051	254,820
LTC Properties, Inc.	2,833	107,654
Macerich Co. (The)	8,067	451,913
Mack-Cali Realty Corp.	6,938	115,934
Medical Properties Trust, Inc.	31,978	415,714
Mid-America Apartment Communities, Inc.	4,169	380,380
Monmouth Real Estate Investment Corp.	6,523	98,106
National Health Investors, Inc.	2,449	164,793
National Retail Properties, Inc.	8,450	331,747
Omega Healthcare Investors, Inc.(a)	23,806	643,714
One Liberty Properties, Inc.	4,892	108,113
Outfront Media, Inc.	11,811	221,338
Paramount Group, Inc.	10,714	152,567
Park Hotels & Resorts, Inc.	15,778	426,322
Pebblebrook Hotel Trust	4,440	152,514
Pennsylvania Real Estate Investment Trust(a)	12,487	120,500
Physicians Realty Trust	11,858	184,629
Piedmont Office Realty Trust, Inc. Class A	9,222	162,215
PotlatchDeltic Corp.	2,511	130,698
Prologis, Inc.	19,029	1,198,637
PS Business Parks, Inc.	1,202	135,874
Public Storage	7,827	1,568,453
QTS Realty Trust, Inc. Class A	1,875	67,913
Ramco-Gershenson Properties Trust	9,484	117,222
Rayonier, Inc.	5,487	193,033
Realty Income Corp.	15,166	784,537
Regency Centers Corp.	6,295	371,279
Retail Opportunity Investments Corp.	7,266	128,390
Retail Properties of America, Inc. Class A	17,327	202,033
Rexford Industrial Realty, Inc.	967	27,840
RLJ Lodging Trust	14,781	287,343
Ryman Hospitality Properties, Inc.	2,874	222,591
Sabra Health Care REIT, Inc.	22,890	404,009
Safety Income & Growth, Inc.(a)	5,384	86,090
Select Income REIT	10,381	202,222
Senior Housing Properties Trust	23,198	363,281
Simon Property Group, Inc.	17,487	2,699,118
SL Green Realty Corp.	3,918	379,380
Spirit Realty Capital, Inc.	52,560	407,866
STAG Industrial, Inc.	6,133	146,701
STORE Capital Corp.	10,851	269,322
Summit Hotel Properties, Inc.	7,886	107,328
Sun Communities, Inc.	3,091	282,425
Sunstone Hotel Investors, Inc.	2,724	41,459
Tanger Factory Outlet Centers, Inc.(a)	8,666	190,652
Taubman Centers, Inc.	3,740	212,843
UDR, Inc.	10,673	380,172
Uniti Group, Inc.(a)	25,804	419,315
Urban Edge Properties	6,223	132,861
Ventas, Inc.	20,950	1,037,653
VEREIT, Inc.	86,035	598,804
Vornado Realty Trust	7,441	500,779
W.P. Carey, Inc.	7,078	438,765
Washington Prime Group, Inc.	37,698	251,446
Washington Real Estate Investment Trust	4,594	125,416
Weingarten Realty Investors	8,204	230,368
Welltower, Inc.	23,671	1,288,413
Weyerhaeuser Co.	32,933	1,152,655
Xenia Hotels & Resorts, Inc.	7,934	156,458

Total Equity Real Estate Investment Trusts (REITs)		45,856,200
Food & Staples Retailing – 2.3%
Casey’s General Stores, Inc.	448	49,177
Costco Wholesale Corp.	5,716	1,077,066
CVS Health Corp.	34,592	2,151,968
Kroger Co. (The)	20,679	495,055
Sysco Corp.	15,700	941,372
Walgreens Boots Alliance, Inc.	27,442	1,796,628
Walmart, Inc.	78,543	6,987,971
Weis Markets, Inc.	1,402	57,454

Total Food & Staples Retailing		13,556,691
Food Products – 2.0%
Alico, Inc.	921	25,051
Archer-Daniels-Midland Co.	21,608	937,139
B&G Foods, Inc.(a)	4,765	112,930
Calavo Growers, Inc.	416	38,355
Campbell Soup Co.	10,827	468,917
Conagra Brands, Inc.	11,485	423,567
Dean Foods Co.	6,525	56,245
Flowers Foods, Inc.	8,445	184,608
General Mills, Inc.	24,744	1,114,965
Hershey Co. (The)	4,460	441,362
Hormel Foods Corp.(a)	13,647	468,365
Ingredion, Inc.	1,538	198,279
J&J Snack Foods Corp.	198	27,039
J.M. Smucker Co. (The)	3,805	471,858
John B. Sanfilippo & Son, Inc.	712	41,203
Kellogg Co.	14,040	912,740
Kraft Heinz Co. (The)	48,509	3,021,626
Lamb Weston Holdings, Inc.	1,708	99,440
Lancaster Colony Corp.	777	95,680
McCormick & Co., Inc. Non-Voting Shares	3,622	385,345
Mondelez International, Inc. Class A	38,052	1,587,910
Pinnacle Foods, Inc.	3,461	187,240
Tyson Foods, Inc. Class A	4,900	358,631

Total Food Products		11,658,495

See Notes to Financial Statements.

92	WisdomTree Domestic Equity Funds

Schedule of Investments (continued)

WisdomTree U.S. Total Dividend Fund (DTD)

March 31, 2018

Investments	Shares	Value
Gas Utilities – 0.3%
Atmos Energy Corp.	2,924	$246,318
National Fuel Gas Co.	2,931	150,800
New Jersey Resources Corp.	2,374	95,197
Northwest Natural Gas Co.	1,992	114,839
ONE Gas, Inc.	1,658	109,461
South Jersey Industries, Inc.	3,864	108,810
Southwest Gas Holdings, Inc.	1,023	69,186
Spire, Inc.	2,168	156,747
UGI Corp.	4,158	184,698
WGL Holdings, Inc.	2,143	179,262

Total Gas Utilities		1,415,318
Health Care Equipment & Supplies – 1.1%
Abaxis, Inc.	901	63,629
Abbott Laboratories	42,131	2,524,489
Analogic Corp.	548	52,553
Baxter International, Inc.	6,921	450,142
Becton, Dickinson and Co.	4,088	885,870
Danaher Corp.	5,007	490,235
Dentsply Sirona, Inc.	886	44,575
Meridian Bioscience, Inc.	4,351	61,784
ResMed, Inc.	3,297	324,656
Stryker Corp.	5,269	847,887
Teleflex, Inc.	404	103,012
Zimmer Biomet Holdings, Inc.	1,941	211,647

Total Health Care Equipment & Supplies		6,060,479
Health Care Providers & Services – 1.3%
Aetna, Inc.	4,214	712,166
AmerisourceBergen Corp.	4,431	381,997
Anthem, Inc.	4,247	933,066
Cardinal Health, Inc.	12,246	767,579
Chemed Corp.	195	53,208
Encompass Health Corp.	2,951	168,709
Humana, Inc.	1,074	288,723
McKesson Corp.	2,405	338,792
Owens & Minor, Inc.	5,475	85,136
Patterson Cos., Inc.	3,091	68,713
Psychemedics Corp.	1,454	30,069
Quest Diagnostics, Inc.	3,236	324,571
UnitedHealth Group, Inc.	16,272	3,482,208

Total Health Care Providers & Services		7,634,937
Hotels, Restaurants & Leisure – 2.3%
Aramark	3,440	136,086
Brinker International, Inc.(a)	2,894	104,473
Choice Hotels International, Inc.	1,229	98,504
Churchill Downs, Inc.	271	66,138
Cracker Barrel Old Country Store, Inc.(a)	791	125,927
Darden Restaurants, Inc.	4,298	366,405
Dine Brands Global, Inc.	2,450	160,671
Domino’s Pizza, Inc.	594	138,735
Dunkin’ Brands Group, Inc.	2,468	147,315
Hilton Worldwide Holdings, Inc.	4,112	323,861
ILG, Inc.	5,142	159,968
Jack in the Box, Inc.	338	28,842
Las Vegas Sands Corp.	41,236	2,964,868
Marcus Corp. (The)	1,075	32,626
Marriott International, Inc. Class A	5,390	732,932
McDonald’s Corp.	23,686	3,704,017
MGM Resorts International	7,719	270,319
Ruth’s Hospitality Group, Inc.	1,393	34,059
Six Flags Entertainment Corp.	4,361	271,516
Starbucks Corp.	35,472	2,053,474
Texas Roadhouse, Inc.	2,104	121,569
Vail Resorts, Inc.	936	207,511
Wendy’s Co. (The)	7,208	126,500
Wyndham Worldwide Corp.	3,326	380,594
Wynn Resorts Ltd.	1,433	261,322
Yum! Brands, Inc.	6,452	549,259

Total Hotels, Restaurants & Leisure		13,567,491
Household Durables – 0.3%
Bassett Furniture Industries, Inc.	828	25,130
CSS Industries, Inc.	2,189	38,308
D.R. Horton, Inc.	5,717	250,633
Leggett & Platt, Inc.	4,752	210,799
Lennar Corp. Class B	1,061	50,599
MDC Holdings, Inc.	3,672	102,522
Newell Brands, Inc.	18,763	478,081
PulteGroup, Inc.	6,156	181,540
Tupperware Brands Corp.	2,787	134,835
Whirlpool Corp.	2,683	410,794

Total Household Durables		1,883,241
Household Products – 2.0%
Church & Dwight Co., Inc.	4,856	244,548
Clorox Co. (The)	3,839	511,009
Colgate-Palmolive Co.	23,659	1,695,877
Energizer Holdings, Inc.	1,757	104,682
Kimberly-Clark Corp.	13,848	1,525,080
Oil-Dri Corp. of America	645	25,923
Procter & Gamble Co. (The)	95,939	7,606,044
Spectrum Brands Holdings, Inc.(a)	947	98,204

Total Household Products		11,811,367
Independent Power & Renewable Electricity Producers – 0.1%
AES Corp.	40,455	459,974
NRG Energy, Inc.	2,093	63,899
Ormat Technologies, Inc.	473	26,668
Pattern Energy Group, Inc. Class A	8,901	153,898

Total Independent Power & Renewable Electricity Producers		704,439
Industrial Conglomerates – 1.8%
3M Co.	14,833	3,256,140
Carlisle Cos., Inc.	1,032	107,751
General Electric Co.	294,211	3,965,964
Honeywell International, Inc.	18,521	2,676,470
Raven Industries, Inc.	880	30,844
Roper Technologies, Inc.	938	263,287

Total Industrial Conglomerates		10,300,456

See Notes to Financial Statements.

WisdomTree Domestic Equity Funds	93

Schedule of Investments (continued)

WisdomTree U.S. Total Dividend Fund (DTD)

March 31, 2018

Investments	Shares	Value
Insurance – 2.5%
Aflac, Inc.	22,242	$973,310
Allstate Corp. (The)	7,351	696,875
American Financial Group, Inc.	1,643	184,377
American International Group, Inc.	23,070	1,255,469
American National Insurance Co.	467	54,620
AMERISAFE, Inc.	567	31,327
AmTrust Financial Services, Inc.	19,871	244,612
Arthur J. Gallagher & Co.	5,924	407,157
Assurant, Inc.	1,673	152,929
Brown & Brown, Inc.	5,210	132,542
Cincinnati Financial Corp.	5,379	399,445
CNA Financial Corp.	8,332	411,184
CNO Financial Group, Inc.	4,136	89,627
Erie Indemnity Co. Class A	1,460	171,754
First American Financial Corp.	4,877	286,182
FNF Group	9,396	376,028
Hanover Insurance Group, Inc. (The)	1,349	159,034
Hartford Financial Services Group, Inc. (The)	8,413	433,438
Horace Mann Educators Corp.	664	28,386
Infinity Property & Casualty Corp.	403	47,715
Lincoln National Corp.	4,804	350,980
Loews Corp.	1,164	57,886
Marsh & McLennan Cos., Inc.	11,329	935,662
Mercury General Corp.	3,224	147,885
MetLife, Inc.	38,217	1,753,778
Old Republic International Corp.	12,857	275,783
Principal Financial Group, Inc.	9,614	585,589
ProAssurance Corp.	1,863	90,449
Progressive Corp. (The)	9,625	586,451
Prudential Financial, Inc.	13,250	1,372,038
Reinsurance Group of America, Inc.	1,452	223,608
RLI Corp.	513	32,519
Safety Insurance Group, Inc.	914	70,241
Torchmark Corp.	1,371	115,397
Travelers Cos., Inc. (The)	7,306	1,014,511
Unum Group	5,878	279,852
W.R. Berkley Corp.	1,379	100,253

Total Insurance		14,528,893
Internet & Catalog Retail – 0.0%
Expedia Group, Inc.	1,678	185,268
Nutrisystem, Inc.	1,739	46,866

Total Internet & Catalog Retail		232,134
Internet Software & Services – 0.0%
j2 Global, Inc.	1,335	105,358
Reis, Inc.	966	20,721

Total Internet Software & Services		126,079
IT Services – 2.7%
Alliance Data Systems Corp.	610	129,845
Automatic Data Processing, Inc.	11,912	1,351,774
Booz Allen Hamilton Holding Corp.	3,400	131,648
Broadridge Financial Solutions, Inc.	2,972	325,999
Cass Information Systems, Inc.	875	52,071
Cognizant Technology Solutions Corp. Class A	5,271	424,316
Convergys Corp.	2,023	45,760
CSRA, Inc.	3,544	146,119
DST Systems, Inc.	1,102	92,182
DXC Technology Co.	1,848	185,779
Fidelity National Information Services, Inc.	5,062	487,471
International Business Machines Corp.	44,570	6,838,375
Jack Henry & Associates, Inc.	1,551	187,593
Leidos Holdings, Inc.	4,393	287,302
ManTech International Corp. Class A	801	44,431
MasterCard, Inc. Class A	8,090	1,417,044
Paychex, Inc.	13,007	801,101
Sabre Corp.	10,320	221,364
Science Applications International Corp.	951	74,939
Total System Services, Inc.	2,123	183,130
Visa, Inc. Class A	16,040	1,918,705
Western Union Co. (The)	20,189	388,235

Total IT Services		15,735,183
Leisure Products – 0.1%
Brunswick Corp.	1,630	96,806
Escalade, Inc.	1,881	25,770
Hasbro, Inc.	3,742	315,450
Marine Products Corp.	2,013	28,202
Polaris Industries, Inc.	1,592	182,316

Total Leisure Products		648,544
Life Sciences Tools & Services – 0.1%
Agilent Technologies, Inc.	4,073	272,484
Bio-Techne Corp.	770	116,301
Luminex Corp.	2,110	44,458
Thermo Fisher Scientific, Inc.	1,736	358,414

Total Life Sciences Tools & Services		791,657
Machinery – 1.7%
Albany International Corp. Class A	763	47,840
Allison Transmission Holdings, Inc.	3,845	150,186
Caterpillar, Inc.	16,442	2,423,222
Crane Co.	1,700	157,658
Cummins, Inc.	5,488	889,550
Deere & Co.	6,988	1,085,376
Donaldson Co., Inc.	3,212	144,701
Dover Corp.	4,091	401,818
Flowserve Corp.	2,794	121,064
Fortive Corp.	2,211	171,397
Graco, Inc.	3,613	165,186
Graham Corp.	2,263	48,474
Greenbrier Cos., Inc. (The)(a)	862	43,316
Hurco Cos., Inc.	714	32,773
IDEX Corp.	1,627	231,864
Illinois Tool Works, Inc.	8,187	1,282,575
Kennametal, Inc.	2,313	92,890
Lincoln Electric Holdings, Inc.	1,770	159,212
Lindsay Corp.	325	29,718
Nordson Corp.	1,106	150,792

See Notes to Financial Statements.

94	WisdomTree Domestic Equity Funds

Schedule of Investments (continued)

WisdomTree U.S. Total Dividend Fund (DTD)

March 31, 2018

Investments	Shares	Value
Oshkosh Corp.	1,334	$103,078
PACCAR, Inc.	6,106	404,034
Parker-Hannifin Corp.	2,695	460,926
Snap-on, Inc.	1,234	182,064
Stanley Black & Decker, Inc.	3,256	498,819
Timken Co. (The)	2,854	130,142
Toro Co. (The)	2,176	135,891
Trinity Industries, Inc.	3,202	104,481
Xylem, Inc.	2,811	216,222

Total Machinery		10,065,269
Media – 2.1%
AMC Entertainment Holdings, Inc. Class A(a)	5,942	83,485
CBS Corp. Class A	2,108	108,941
CBS Corp. Class B Non-Voting Shares	4,538	233,208
Cinemark Holdings, Inc.	4,708	177,350
Comcast Corp. Class A	95,512	3,263,645
Entercom Communications Corp. Class A(a)	6,885	66,440
Gannett Co., Inc.	10,303	102,824
Interpublic Group of Cos., Inc. (The)	17,615	405,673
John Wiley & Sons, Inc. Class A	1,623	103,385
Meredith Corp.	2,084	112,119
New Media Investment Group, Inc.	4,137	70,908
News Corp. Class A	10,443	164,999
Nexstar Media Group, Inc. Class A(a)	854	56,791
Omnicom Group, Inc.	9,488	689,493
Sinclair Broadcast Group, Inc. Class A(a)	2,645	82,789
Sirius XM Holdings, Inc.(a)	50,416	314,596
TEGNA, Inc.	6,531	74,388
Time Warner, Inc.	16,860	1,594,619
Tribune Media Co. Class A	3,664	148,429
Twenty-First Century Fox, Inc. Class A	12,869	472,164
Twenty-First Century Fox, Inc. Class B	13,909	505,870
Viacom, Inc. Class B	14,179	440,400
Walt Disney Co. (The)	29,899	3,003,056

Total Media		12,275,572
Metals & Mining – 0.3%
Commercial Metals Co.	4,164	85,195
Compass Minerals International, Inc.(a)	2,215	133,564
Kaiser Aluminum Corp.	444	44,800
Newmont Mining Corp.	6,025	235,397
Nucor Corp.	10,284	628,250
Reliance Steel & Aluminum Co.	2,200	188,628
Royal Gold, Inc.	1,051	90,249
Steel Dynamics, Inc.	5,173	228,750
United States Steel Corp.	1,448	50,955
Worthington Industries, Inc.	1,718	73,737

Total Metals & Mining		1,759,525
Multi-Utilities – 1.6%
Ameren Corp.	9,531	539,740
Avista Corp.	1,181	60,526
Black Hills Corp.	2,416	131,189
CenterPoint Energy, Inc.	20,381	558,439
CMS Energy Corp.	8,719	394,883
Consolidated Edison, Inc.	12,180	949,309
Dominion Energy, Inc.	28,883	1,947,581
DTE Energy Co.	6,679	697,288
MDU Resources Group, Inc.	6,943	195,515
NiSource, Inc.	10,479	250,553
NorthWestern Corp.	2,405	129,389
Public Service Enterprise Group, Inc.	21,408	1,075,538
SCANA Corp.	10,195	382,822
Sempra Energy	8,257	918,344
Vectren Corp.	3,379	215,986
WEC Energy Group, Inc.	11,991	751,836

Total Multi-Utilities		9,198,938
Multiline Retail – 0.7%
Big Lots, Inc.(a)	1,084	47,186
Dollar General Corp.	3,821	357,455
Kohl’s Corp.	9,433	617,956
Macy’s, Inc.	23,279	692,317
Nordstrom, Inc.	6,976	337,708
Target Corp.	27,325	1,897,175

Total Multiline Retail		3,949,797
Oil, Gas & Consumable Fuels – 7.3%
Anadarko Petroleum Corp.	3,252	196,453
Andeavor	4,332	435,626
Apache Corp.	12,077	464,723
Cabot Oil & Gas Corp.	3,267	78,343
Chevron Corp.	84,807	9,671,390
Cimarex Energy Co.	343	32,070
ConocoPhillips	30,111	1,785,281
CVR Energy, Inc.(a)	7,165	216,526
Delek U.S. Holdings, Inc.	2,346	95,482
Devon Energy Corp.	4,656	148,014
EOG Resources, Inc.	4,520	475,820
EQT Corp.	835	39,671
Evolution Petroleum Corp.	4,303	34,639
Exxon Mobil Corp.	196,234	14,641,019
Hess Corp.	8,779	444,393
HollyFrontier Corp.	6,511	318,127
Kinder Morgan, Inc.	78,814	1,186,939
Marathon Oil Corp.	15,382	248,112
Marathon Petroleum Corp.	15,452	1,129,696
Murphy Oil Corp.	8,423	217,650
Noble Energy, Inc.	9,890	299,667
Occidental Petroleum Corp.	42,279	2,746,444
ONEOK, Inc.	26,440	1,504,965
Panhandle Oil and Gas, Inc. Class A	1,445	27,889
PBF Energy, Inc. Class A	5,147	174,483
Phillips 66	17,756	1,703,156
Range Resources Corp.(a)	4,450	64,703
SemGroup Corp. Class A	7,670	164,138
Targa Resources Corp.	21,587	949,828
Valero Energy Corp.	17,545	1,627,650
Williams Cos., Inc. (The)	42,984	1,068,582

See Notes to Financial Statements.

WisdomTree Domestic Equity Funds	95

Schedule of Investments (continued)

WisdomTree U.S. Total Dividend Fund (DTD)

March 31, 2018

Investments	Shares	Value
World Fuel Services Corp.	1,763	$43,282

Total Oil, Gas & Consumable Fuels		42,234,761
Paper & Forest Products – 0.1%
Domtar Corp.	3,038	129,236
KapStone Paper and Packaging Corp.	3,149	108,042
Schweitzer-Mauduit International, Inc.	998	39,072

Total Paper & Forest Products		276,350
Personal Products – 0.2%
Coty, Inc. Class A	26,534	485,572
Estee Lauder Cos., Inc. (The) Class A	3,818	571,631
Inter Parfums, Inc.	677	31,921
Medifast, Inc.	410	38,315
Nu Skin Enterprises, Inc. Class A	1,819	134,078

Total Personal Products		1,261,517
Pharmaceuticals – 5.5%
Bristol-Myers Squibb Co.	50,331	3,183,436
Eli Lilly & Co.	32,875	2,543,539
Johnson & Johnson	79,687	10,211,889
Merck & Co., Inc.	117,116	6,379,308
Pfizer, Inc.	265,382	9,418,407
Zoetis, Inc.	4,037	337,130

Total Pharmaceuticals		32,073,709
Professional Services – 0.2%
CRA International, Inc.	674	35,243
Dun & Bradstreet Corp. (The)	933	109,161
Equifax, Inc.	1,907	224,664
Forrester Research, Inc.	788	32,663
Heidrick & Struggles International, Inc.	1,364	42,625
Kelly Services, Inc. Class A	1,056	30,666
Kforce, Inc.	1,386	37,491
ManpowerGroup, Inc.	1,535	176,679
Resources Connection, Inc.	3,546	57,445
Robert Half International, Inc.	2,754	159,429

Total Professional Services		906,066
Real Estate Management & Development – 0.1%
Griffin Industrial Realty, Inc.	1,663	62,412
Jones Lang LaSalle, Inc.	196	34,230
Kennedy-Wilson Holdings, Inc.	9,923	172,660
Realogy Holdings Corp.(a)	2,781	75,866

Total Real Estate Management & Development		345,168
Road & Rail – 0.9%
Celadon Group, Inc.	2,170	8,029
CSX Corp.	16,747	932,975
JB Hunt Transport Services, Inc.	1,580	185,097
Kansas City Southern	1,344	147,638
Norfolk Southern Corp.	6,457	876,732
Old Dominion Freight Line, Inc.	227	33,362
Ryder System, Inc.	1,702	123,889
Union Pacific Corp.	20,258	2,723,283
Universal Logistics Holdings, Inc.	1,291	27,305

Total Road & Rail		5,058,310
Semiconductors & Semiconductor Equipment – 3.4%
Analog Devices, Inc.	9,109	830,103
Applied Materials, Inc.	11,725	652,027
Brooks Automation, Inc.	2,592	70,191
Cabot Microelectronics Corp.	325	34,811
Cypress Semiconductor Corp.	13,463	228,333
Intel Corp.	145,188	7,561,391
KLA-Tencor Corp.	4,711	513,546
Lam Research Corp.	2,360	479,458
Maxim Integrated Products, Inc.	10,023	603,585
Microchip Technology, Inc.(a)	5,437	496,724
NVE Corp.	382	31,748
NVIDIA Corp.	2,518	583,144
QUALCOMM, Inc.	65,117	3,608,133
Skyworks Solutions, Inc.	2,862	286,944
Teradyne, Inc.	2,614	119,486
Texas Instruments, Inc.	30,578	3,176,748
Xilinx, Inc.	6,441	465,298

Total Semiconductors & Semiconductor Equipment		19,741,670
Software – 4.0%
Activision Blizzard, Inc.	5,000	337,300
CA, Inc.	16,040	543,756
CDK Global, Inc.	1,249	79,112
Intuit, Inc.	3,370	584,189
Microsoft Corp.	192,484	17,568,015
Oracle Corp.	78,592	3,595,584
SS&C Technologies Holdings, Inc.	2,231	119,671
Symantec Corp.	9,121	235,778
TiVo Corp.	6,570	89,023

Total Software		23,152,428
Specialty Retail – 2.1%
Abercrombie & Fitch Co. Class A	5,134	124,294
American Eagle Outfitters, Inc.	8,374	166,894
Barnes & Noble, Inc.	13,984	69,221
Bed Bath & Beyond, Inc.	6,379	133,895
Best Buy Co., Inc.	8,147	570,209
Cato Corp. (The) Class A	4,816	70,988
Chico’s FAS, Inc.	10,274	92,877
Children’s Place, Inc. (The)	245	33,136
Dick’s Sporting Goods, Inc.	3,303	115,770
DSW, Inc. Class A	4,463	100,239
Foot Locker, Inc.	4,557	207,526
GameStop Corp. Class A(a)	11,656	147,099
Gap, Inc. (The)	12,476	389,251
Guess?, Inc.	4,553	94,429
Haverty Furniture Cos., Inc.	1,855	37,378
Home Depot, Inc. (The)	28,253	5,035,815
L Brands, Inc.	14,886	568,794
Lowe’s Cos., Inc.	19,602	1,720,075
Office Depot, Inc.	24,918	53,574
Penske Automotive Group, Inc.	3,033	134,453
Pier 1 Imports, Inc.	12,338	39,728
Ross Stores, Inc.	3,812	297,260

See Notes to Financial Statements.

96	WisdomTree Domestic Equity Funds

Schedule of Investments (concluded)

WisdomTree U.S. Total Dividend Fund (DTD)

March 31, 2018

Investments	Shares	Value
Tailored Brands, Inc.	3,263	$81,771
Tiffany & Co.	3,079	300,695
TJX Cos., Inc. (The)	13,073	1,066,234
Tractor Supply Co.	2,542	160,197
Williams-Sonoma, Inc.(a)	3,303	174,266

Total Specialty Retail		11,986,068
Technology Hardware, Storage & Peripherals – 3.4%
Apple, Inc.	95,297	15,988,931
Hewlett Packard Enterprise Co.	41,897	734,873
HP, Inc.	56,666	1,242,119
NetApp, Inc.	5,032	310,424
Western Digital Corp.	9,068	836,704
Xerox Corp.	10,126	291,426

Total Technology Hardware, Storage & Peripherals		19,404,477
Textiles, Apparel & Luxury Goods – 0.6%
Carter’s, Inc.	657	68,394
Columbia Sportswear Co.	1,550	118,466
Culp, Inc.	1,679	51,293
Hanesbrands, Inc.(a)	12,879	237,231
NIKE, Inc. Class B	20,804	1,382,218
Ralph Lauren Corp.	1,577	176,309
Tapestry, Inc.	10,794	567,872
VF Corp.	12,273	909,675
Wolverine World Wide, Inc.	1,424	41,154

Total Textiles, Apparel & Luxury Goods		3,552,612
Thrifts & Mortgage Finance – 0.2%
Capitol Federal Financial, Inc.	6,781	83,745
ESSA Bancorp, Inc.	6,808	99,873
Meta Financial Group, Inc.	326	35,599
New York Community Bancorp, Inc.	34,520	449,796
Northwest Bancshares, Inc.	6,587	109,081
Provident Financial Holdings, Inc.	5,660	102,389
Provident Financial Services, Inc.	4,253	108,834
Southern Missouri Bancorp, Inc.	765	27,999
TFS Financial Corp.	14,829	217,838
Washington Federal, Inc.	3,434	118,817

Total Thrifts & Mortgage Finance		1,353,971
Tobacco – 2.3%
Altria Group, Inc.	87,675	5,463,906
Philip Morris International, Inc.	77,644	7,717,814
Universal Corp.	1,431	69,403
Vector Group Ltd.	13,923	283,890

Total Tobacco		13,535,013
Trading Companies & Distributors – 0.2%
Applied Industrial Technologies, Inc.	782	57,008
Fastenal Co.	8,275	451,732
GATX Corp.	1,533	104,995
Kaman Corp.	707	43,919
MSC Industrial Direct Co., Inc. Class A	1,138	104,366
W.W. Grainger, Inc.	1,522	429,615
Watsco, Inc.	890	161,063

Total Trading Companies & Distributors		1,352,698
Transportation Infrastructure – 0.1%
Macquarie Infrastructure Corp.	9,949	367,417
Water Utilities – 0.1%
American Water Works Co., Inc.	3,978	326,713
Aqua America, Inc.	6,253	212,977
Artesian Resources Corp. Class A	776	28,309
Global Water Resources, Inc.	3,179	28,516
Middlesex Water Co.	709	26,020
York Water Co. (The)	862	26,722

Total Water Utilities		649,257
Wireless Telecommunication Services – 0.0%
Shenandoah Telecommunications Co.	862	31,032
Telephone & Data Systems, Inc.	4,016	112,568

Total Wireless Telecommunication Services		143,600
TOTAL COMMON STOCKS (Cost: $468,971,834)		577,884,895
EXCHANGE-TRADED FUND – 0.0%
United States – 0.0%
WisdomTree U.S. Total Earnings Fund(b) (Cost: $10,364)	357	11,117
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 0.3%
United States – 0.3%
State Street Navigator Securities Lending Government Money Market Portfolio, 1.74%(c)
(Cost: $1,550,841)(d)	1,550,841	1,550,841
TOTAL INVESTMENTS IN SECURITIES – 100.0% (Cost: $470,533,039)		579,446,853
Other Assets less Liabilities – (0.0)%		(215,345)

NET ASSETS – 100.0%		$579,231,508
*	Non-income producing security.

(a)	Security, or portion thereof, was on loan at March 31, 2018 (See Note 2).

(b)	Affiliated company (See Note 3).

(c)	Rate shown represents annualized 7-day yield as of March 31, 2018.

(d)

At March 31, 2018, the total market value of the Fund’s securities on loan was $4,376,439 and the total market value of the collateral held by the Fund was $4,494,137. The total market value of the collateral includes non-cash U.S. Government and U.S. Government Agencies securities collateral having a value of $2,943,296.

See Notes to Financial Statements.

WisdomTree Domestic Equity Funds	97

Schedule of Investments

WisdomTree U.S. Total Earnings Fund (EXT)

March 31, 2018

Investments	Shares	Value
COMMON STOCKS – 99.8%
United States – 99.8%
Aerospace & Defense – 2.8%
AAR Corp.	194	$8,557
Boeing Co. (The)	1,420	465,590
BWX Technologies, Inc.	107	6,798
Curtiss-Wright Corp.	134	18,099
Esterline Technologies Corp.*	122	8,924
General Dynamics Corp.	928	204,995
Harris Corp.	252	40,643
HEICO Corp.	207	17,970
Hexcel Corp.	296	19,119
Huntington Ingalls Industries, Inc.	145	37,375
KLX, Inc.*	131	9,309
L3 Technologies, Inc.	200	41,600
Lockheed Martin Corp.	703	237,565
Mercury Systems, Inc.*	109	5,267
Moog, Inc. Class A*	137	11,290
Northrop Grumman Corp.	475	165,832
Orbital ATK, Inc.	121	16,046
Raytheon Co.	677	146,110
Rockwell Collins, Inc.	306	41,264
Spirit AeroSystems Holdings, Inc. Class A	230	19,251
Teledyne Technologies, Inc.*	59	11,043
Textron, Inc.	752	44,345
TransDigm Group, Inc.	107	32,843
Triumph Group, Inc.	447	11,264
United Technologies Corp.	2,600	327,132

Total Aerospace & Defense		1,948,231
Air Freight & Logistics – 0.6%
C.H. Robinson Worldwide, Inc.	321	30,081
Expeditors International of Washington, Inc.	391	24,750
FedEx Corp.	753	180,803
Forward Air Corp.	155	8,193
United Parcel Service, Inc. Class B	1,841	192,679
XPO Logistics, Inc.*	139	14,152

Total Air Freight & Logistics		450,658
Airlines – 1.0%
Alaska Air Group, Inc.	672	41,637
Allegiant Travel Co.	65	11,216
American Airlines Group, Inc.	2,319	120,495
Delta Air Lines, Inc.	4,125	226,091
Hawaiian Holdings, Inc.	274	10,604
JetBlue Airways Corp.*	1,804	36,657
Southwest Airlines Co.	2,031	116,336
Spirit Airlines, Inc.*	340	12,845
United Continental Holdings, Inc.*	1,852	128,659

Total Airlines		704,540
Auto Components – 0.5%
American Axle & Manufacturing Holdings, Inc.*	991	15,083
BorgWarner, Inc.	356	17,882
Cooper Tire & Rubber Co.	380	11,134
Cooper-Standard Holdings, Inc.*	87	$10,685
Dana, Inc.	1,342	34,570
Dorman Products, Inc.*	127	8,409
Fox Factory Holding Corp.*	154	5,375
Gentex Corp.	1,072	24,677
Gentherm, Inc.*	194	6,586
Goodyear Tire & Rubber Co. (The)	1,887	50,156
LCI Industries	48	4,999
Lear Corp.	379	70,528
Modine Manufacturing Co.*	313	6,620
Standard Motor Products, Inc.	169	8,039
Stoneridge, Inc.*	391	10,792
Tenneco, Inc.	308	16,900
Tower International, Inc.	250	6,938
Visteon Corp.*	101	11,134

Total Auto Components		320,507
Automobiles – 0.9%
Ford Motor Co.	21,623	239,583
General Motors Co.	10,167	369,469
Harley-Davidson, Inc.	671	28,772
Thor Industries, Inc.	177	20,385

Total Automobiles		658,209
Banks – 10.3%
1st Source Corp.	226	11,440
Ameris Bancorp	198	10,474
Associated Banc-Corp.	600	14,910
Banc of California, Inc.(a)	387	7,469
BancFirst Corp.	147	7,806
BancorpSouth Bank	377	11,989
Bank of America Corp.	40,550	1,216,095
Bank of Hawaii Corp.	139	11,551
Bank of the Ozarks, Inc.	470	22,687
BankUnited, Inc.	368	14,713
Banner Corp.	165	9,156
BB&T Corp.	2,686	139,779
Berkshire Hills Bancorp, Inc.	168	6,376
BOK Financial Corp.	147	14,552
Boston Private Financial Holdings, Inc.	637	9,587
Brookline Bancorp, Inc.	140	2,268
Camden National Corp.	270	12,015
Cathay General Bancorp	334	13,353
CenterState Bank Corp.	108	2,865
Central Pacific Financial Corp.	375	10,673
Chemical Financial Corp.	221	12,084
CIT Group, Inc.	306	15,759
Citigroup, Inc.	11,433	771,728
Citizens Financial Group, Inc.	1,825	76,614
City Holding Co.	179	12,272
CoBiz Financial, Inc.	568	11,133
Codorus Valley Bancorp, Inc.	133	3,740
Comerica, Inc.	579	55,543
Commerce Bancshares, Inc.	330	19,770
Cullen/Frost Bankers, Inc.	219	23,229

See Notes to Financial Statements.

98	WisdomTree Domestic Equity Funds

Schedule of Investments (continued)

WisdomTree U.S. Total Earnings Fund (EXT)

March 31, 2018

Investments	Shares	Value
CVB Financial Corp.	432	$9,780
East West Bancorp, Inc.	527	32,959
Enterprise Financial Services Corp.	297	13,929
FB Financial Corp.*	195	7,915
FCB Financial Holdings, Inc. Class A*	221	11,293
Fifth Third Bancorp	3,951	125,444
First Bancorp	26	927
First Busey Corp.	315	9,362
First Citizens BancShares, Inc. Class A	34	14,050
First Financial Bankshares, Inc.	210	9,723
First Foundation, Inc.*	572	10,605
First Hawaiian, Inc.	433	12,050
First Horizon National Corp.	657	12,371
First Merchants Corp.	243	10,133
First Republic Bank	445	41,211
Flushing Financial Corp.	316	8,519
FNB Corp.	894	12,024
Fulton Financial Corp.	277	4,917
German American Bancorp, Inc.	245	8,171
Glacier Bancorp, Inc.	285	10,938
Great Southern Bancorp, Inc.	32	1,598
Great Western Bancorp, Inc.	284	11,437
Guaranty Bancorp	479	13,580
Hancock Holding Co.	269	13,907
Hanmi Financial Corp.	367	11,285
Heartland Financial USA, Inc.	219	11,618
Heritage Financial Corp.	377	11,536
Hilltop Holdings, Inc.	489	11,472
Home BancShares, Inc.	474	10,812
Hope Bancorp, Inc.	480	8,731
Horizon Bancorp	363	10,894
Huntington Bancshares, Inc.	3,250	49,075
Iberiabank Corp.	143	11,154
Independent Bank Corp.	736	22,206
International Bancshares Corp.	153	5,952
Investors Bancorp, Inc.	886	12,085
JPMorgan Chase & Co.	14,052	1,545,298
KeyCorp	3,913	76,499
Lakeland Bancorp, Inc.	481	9,548
Lakeland Financial Corp.	266	12,297
M&T Bank Corp.	422	77,800
MainSource Financial Group, Inc.	35	1,423
MB Financial, Inc.	280	11,334
National Bank Holdings Corp. Class A	345	11,471
National Commerce Corp.*	289	12,586
Old National Bancorp	574	9,701
Pacific Premier Bancorp, Inc.*	188	7,558
PacWest Bancorp	425	21,050
Park National Corp.	45	4,669
Peapack Gladstone Financial Corp.	19	634
People’s United Financial, Inc.	857	15,992
Pinnacle Financial Partners, Inc.	169	10,850
PNC Financial Services Group, Inc. (The)	1,715	259,377
Popular, Inc.	318	13,235
Preferred Bank	22	$1,412
Prosperity Bancshares, Inc.	241	17,504
Regions Financial Corp.	4,201	78,055
Renasant Corp.	208	8,852
Republic Bancorp, Inc. Class A	180	6,894
S&T Bancorp, Inc.	267	10,664
Sandy Spring Bancorp, Inc.	331	12,830
Seacoast Banking Corp. of Florida*	413	10,932
ServisFirst Bancshares, Inc.	253	10,327
Signature Bank*	167	23,706
South State Corp.	116	9,895
Southside Bancshares, Inc.	59	2,050
Stock Yards Bancorp, Inc.	255	8,951
SunTrust Banks, Inc.	1,787	121,587
SVB Financial Group*	96	23,041
Synovus Financial Corp.	402	20,076
TCF Financial Corp.	648	14,781
Texas Capital Bancshares, Inc.*	151	13,575
Tompkins Financial Corp.	89	6,743
Towne Bank	324	9,266
TriCo Bancshares	38	1,414
Triumph Bancorp, Inc.*	251	10,341
U.S. Bancorp	6,208	313,504
UMB Financial Corp.	125	9,049
Umpqua Holdings Corp.	717	15,351
Union Bankshares Corp.	238	8,737
United Bankshares, Inc.	260	9,165
United Community Banks, Inc.	368	11,647
Valley National Bancorp	1,019	12,697
Webster Financial Corp.	271	15,013
Wells Fargo & Co.	20,007	1,048,567
WesBanco, Inc.	233	9,856
West Bancorporation, Inc.	645	16,512
Western Alliance Bancorp*	335	19,467
Wintrust Financial Corp.	64	5,507
Zions Bancorp	552	29,107

Total Banks		7,183,690
Beverages – 1.6%
Boston Beer Co., Inc. (The) Class A*(a)	36	6,806
Brown-Forman Corp. Class B	767	41,725
Coca-Cola Co. (The)	6,160	267,529
Constellation Brands, Inc. Class A	509	116,011
Dr. Pepper Snapple Group, Inc.	462	54,692
MGP Ingredients, Inc.	64	5,734
Molson Coors Brewing Co. Class B	1,934	145,688
Monster Beverage Corp.*	764	43,708
National Beverage Corp.	58	5,163
PepsiCo, Inc.	3,669	400,471

Total Beverages		1,087,527
Biotechnology – 3.1%
AbbVie, Inc.	4,233	400,654
Alexion Pharmaceuticals, Inc.*	274	30,540
Amgen, Inc.	2,843	484,675

See Notes to Financial Statements.

WisdomTree Domestic Equity Funds	99

Schedule of Investments (continued)

WisdomTree U.S. Total Earnings Fund (EXT)

March 31, 2018

Investments	Shares	Value
Biogen, Inc.*	721	$197,424
Celgene Corp.*	2,127	189,750
Concert Pharmaceuticals, Inc.*	326	7,465
Eagle Pharmaceuticals, Inc.*(a)	129	6,797
Emergent BioSolutions, Inc.*	153	8,055
Exelixis, Inc.*	377	8,351
Gilead Sciences, Inc.	9,567	721,256
Myriad Genetics, Inc.*	233	6,885
PDL BioPharma, Inc.*	2,563	7,535
Regeneron Pharmaceuticals, Inc.*	207	71,283
United Therapeutics Corp.*	329	36,966
Vertex Pharmaceuticals, Inc.*	93	15,157

Total Biotechnology		2,192,793
Building Products – 0.3%
A.O. Smith Corp.	374	23,783
AAON, Inc.	216	8,424
Apogee Enterprises, Inc.	147	6,372
Armstrong World Industries, Inc.*	180	10,134
Builders FirstSource, Inc.*	370	7,341
Continental Building Products, Inc.*	245	6,995
Fortune Brands Home & Security, Inc.	432	25,441
JELD-WEN Holding, Inc.*	599	18,341
Lennox International, Inc.	63	12,875
Masco Corp.	663	26,812
Owens Corning	200	16,080
Patrick Industries, Inc.*	72	4,453
Simpson Manufacturing Co., Inc.	155	8,926
Trex Co., Inc.*	64	6,961
Universal Forest Products, Inc.	259	8,405
USG Corp.*	333	13,460

Total Building Products		204,803
Capital Markets – 4.0%
Affiliated Managers Group, Inc.	165	31,281
Ameriprise Financial, Inc.	618	91,427
Artisan Partners Asset Management, Inc. Class A	152	5,062
Bank of New York Mellon Corp. (The)	4,016	206,944
BGC Partners, Inc. Class A	646	8,689
BlackRock, Inc.	408	221,022
CBOE Global Markets, Inc.	102	11,638
Charles Schwab Corp. (The)	2,548	133,057
CME Group, Inc.	623	100,764
Cohen & Steers, Inc.	213	8,661
E*TRADE Financial Corp.*	682	37,790
Eaton Vance Corp.	273	15,198
Evercore, Inc. Class A	153	13,342
FactSet Research Systems, Inc.	79	15,754
Federated Investors, Inc. Class B	437	14,596
Franklin Resources, Inc.	2,306	79,972
GAMCO Investors, Inc. Class A	148	3,675
Goldman Sachs Group, Inc. (The)	1,935	487,349
Greenhill & Co., Inc.(a)	231	4,273
Houlihan Lokey, Inc.	162	7,225
Intercontinental Exchange, Inc.	1,445	104,791
Legg Mason, Inc.	437	$17,764
LPL Financial Holdings, Inc.	267	16,306
MarketAxess Holdings, Inc.	30	6,523
Moelis & Co. Class A	176	8,950
Moody’s Corp.	489	78,876
Morgan Stanley	7,699	415,438
Morningstar, Inc.	139	13,277
MSCI, Inc.	115	17,189
Nasdaq, Inc.	519	44,748
Northern Trust Corp.	655	67,550
Piper Jaffray Cos.	91	7,558
Raymond James Financial, Inc.	503	44,973
S&P Global, Inc.	637	121,705
SEI Investments Co.	352	26,368
State Street Corp.	1,369	136,530
Stifel Financial Corp.	252	14,926
T. Rowe Price Group, Inc.	816	88,103
TD Ameritrade Holding Corp.	988	58,519
Waddell & Reed Financial, Inc. Class A(a)	436	8,812

Total Capital Markets		2,796,625
Chemicals – 1.6%
AdvanSix, Inc.*	143	4,973
Air Products & Chemicals, Inc.	489	77,766
Albemarle Corp.	136	12,613
Balchem Corp.	54	4,414
Cabot Corp.	294	16,382
Celanese Corp. Series A	479	48,001
Chemours Co. (The)	401	19,533
DowDuPont, Inc.	2,552	162,588
Eastman Chemical Co.	659	69,577
Ecolab, Inc.	600	82,242
FMC Corp.	155	11,868
H.B. Fuller Co.	168	8,355
Huntsman Corp.	885	25,886
Ingevity Corp.*	75	5,527
International Flavors & Fragrances, Inc.	152	20,810
Kronos Worldwide, Inc.	862	19,481
Minerals Technologies, Inc.	165	11,047
Monsanto Co.	1,189	138,744
Mosaic Co. (The)	939	22,799
NewMarket Corp.	45	18,076
Olin Corp.	184	5,592
PolyOne Corp.	286	12,161
PPG Industries, Inc.	694	77,450
Praxair, Inc.	664	95,815
Quaker Chemical Corp.	15	2,222
RPM International, Inc.	322	15,350
Scotts Miracle-Gro Co. (The)	137	11,748
Sensient Technologies Corp.	71	5,011
Sherwin-Williams Co. (The)	165	64,700
Stepan Co.	118	9,815
Valvoline, Inc.	802	17,748
W.R. Grace & Co.	134	8,205

See Notes to Financial Statements.

100	WisdomTree Domestic Equity Funds

Schedule of Investments (continued)

WisdomTree U.S. Total Earnings Fund (EXT)

March 31, 2018

Investments	Shares	Value
Westlake Chemical Corp.	377	$41,903

Total Chemicals		1,148,402
Commercial Services & Supplies – 0.5%
ABM Industries, Inc.	185	6,194
Brady Corp. Class A	254	9,436
Cintas Corp.	190	32,410
Clean Harbors, Inc.*	33	1,611
Copart, Inc.*	460	23,428
Deluxe Corp.	173	12,804
Ennis, Inc.	363	7,151
Healthcare Services Group, Inc.	152	6,609
Herman Miller, Inc.	270	8,626
KAR Auction Services, Inc.	315	17,073
Knoll, Inc.	330	6,663
Matthews International Corp. Class A	110	5,566
McGrath RentCorp	164	8,805
MSA Safety, Inc.	97	8,074
Multi-Color Corp.	71	4,689
Pitney Bowes, Inc.	1,169	12,730
Quad/Graphics, Inc.	339	8,594
Republic Services, Inc.	777	51,461
Rollins, Inc.	144	7,348
SP Plus Corp.*	196	6,978
Steelcase, Inc. Class A	755	10,268
Stericycle, Inc.*	226	13,228
Tetra Tech, Inc.	122	5,972
Viad Corp.	141	7,395
Waste Management, Inc.	1,008	84,793

Total Commercial Services & Supplies		367,906
Communications Equipment – 1.4%
Acacia Communications, Inc.*(a)	210	8,077
ADTRAN, Inc.	295	4,587
Applied Optoelectronics, Inc.*(a)	167	4,185
Arista Networks, Inc.*	108	27,572
Ciena Corp.*	476	12,328
Cisco Systems, Inc.	15,778	676,718
CommScope Holding Co., Inc.*	283	11,312
EchoStar Corp. Class A*	152	8,021
F5 Networks, Inc.*	200	28,922
Finisar Corp.*	866	13,692
InterDigital, Inc.	232	17,075
Juniper Networks, Inc.	1,410	34,305
Motorola Solutions, Inc.	399	42,015
NETGEAR, Inc.*	128	7,322
Oclaro, Inc.*	1,562	14,933
Plantronics, Inc.	152	9,176
Ubiquiti Networks, Inc.*(a)	238	16,374
Viavi Solutions, Inc.*	819	7,961

Total Communications Equipment		944,575
Construction & Engineering – 0.2%
AECOM*	560	19,953
Argan, Inc.	176	7,559
Dycom Industries, Inc.*	97	$10,440
EMCOR Group, Inc.	119	9,274
Fluor Corp.	271	15,506
Granite Construction, Inc.	94	5,251
IES Holdings, Inc.*	633	9,590
Jacobs Engineering Group, Inc.	255	15,083
MasTec, Inc.*	341	16,044
Primoris Services Corp.	263	6,570
Quanta Services, Inc.*	439	15,080
Valmont Industries, Inc.	82	11,996

Total Construction & Engineering		142,346
Construction Materials – 0.1%
Eagle Materials, Inc.	127	13,088
Martin Marietta Materials, Inc.	127	26,327
Summit Materials, Inc. Class A*	211	6,389
Vulcan Materials Co.	190	21,692

Total Construction Materials		67,496
Consumer Finance – 1.4%
Ally Financial, Inc.	2,141	58,128
American Express Co.	2,896	270,139
Capital One Financial Corp.	2,202	210,996
Credit Acceptance Corp.*(a)	64	21,146
Discover Financial Services	1,843	132,567
Encore Capital Group, Inc.*	212	9,582
Navient Corp.	2,577	33,810
Nelnet, Inc. Class A	277	14,518
OneMain Holdings, Inc.*	430	12,874
Santander Consumer USA Holdings, Inc.	2,297	37,441
SLM Corp.*	1,631	18,284
Synchrony Financial	3,436	115,209
World Acceptance Corp.*	88	9,266

Total Consumer Finance		943,960
Containers & Packaging – 0.4%
AptarGroup, Inc.	150	13,474
Avery Dennison Corp.	166	17,637
Ball Corp.	401	15,924
Bemis Co., Inc.	294	12,795
Berry Global Group, Inc.*	365	20,006
Crown Holdings, Inc.*	525	26,644
Graphic Packaging Holding Co.	748	11,482
Greif, Inc. Class A	130	6,793
International Paper Co.	1,168	62,406
Owens-Illinois, Inc.*	686	14,859
Packaging Corp. of America	239	26,935
Sealed Air Corp.	263	11,254
Silgan Holdings, Inc.	367	10,221
Sonoco Products Co.	315	15,277
WestRock Co.	676	43,379

Total Containers & Packaging		309,086
Distributors – 0.1%
Core-Mark Holding Co., Inc.	108	2,296
Genuine Parts Co.	420	37,733

See Notes to Financial Statements.

WisdomTree Domestic Equity Funds	101

Schedule of Investments (continued)

WisdomTree U.S. Total Earnings Fund (EXT)

March 31, 2018

Investments	Shares	Value
LKQ Corp.*	807	$30,626
Pool Corp.	55	8,042

Total Distributors		78,697
Diversified Consumer Services – 0.2%
Adtalem Global Education, Inc.*	192	9,130
Bright Horizons Family Solutions, Inc.*	122	12,166
Capella Education Co.	58	5,066
Graham Holdings Co. Class B	14	8,432
Grand Canyon Education, Inc.*	107	11,226
H&R Block, Inc.	941	23,911
Service Corp. International	645	24,342
ServiceMaster Global Holdings, Inc.*	317	16,120
Sotheby’s*	165	8,466
Weight Watchers International, Inc.*	149	9,494

Total Diversified Consumer Services		128,353
Diversified Financial Services – 1.7%
Berkshire Hathaway, Inc. Class B*	5,820	1,160,974
Leucadia National Corp.	1,351	30,708

Total Diversified Financial Services		1,191,682
Diversified Telecommunication Services – 2.4%
AT&T, Inc.	21,301	759,381
CenturyLink, Inc.	1,334	21,917
Cincinnati Bell, Inc.*	227	3,144
Iridium Communications, Inc.*(a)	587	6,604
Verizon Communications, Inc.	18,973	907,289
Zayo Group Holdings, Inc.*	168	5,739

Total Diversified Telecommunication Services		1,704,074
Electric Utilities – 1.8%
ALLETE, Inc.	135	9,754
Alliant Energy Corp.	483	19,735
American Electric Power Co., Inc.	1,553	106,520
Avangrid, Inc.	893	45,650
Duke Energy Corp.	1,880	145,644
Edison International	1,264	80,466
Eversource Energy	971	57,211
Exelon Corp.	3,194	124,598
Hawaiian Electric Industries, Inc.	433	14,887
IDACORP, Inc.	200	17,654
NextEra Energy, Inc.	1,644	268,515
OGE Energy Corp.	751	24,610
Otter Tail Corp.	231	10,014
PG&E Corp.	2,797	122,872
Pinnacle West Capital Corp.	393	31,361
Portland General Electric Co.	289	11,707
PPL Corp.	2,906	82,211
Southern Co. (The)	645	28,806
Westar Energy, Inc.	311	16,355
Xcel Energy, Inc.	1,318	59,943

Total Electric Utilities		1,278,513
Electrical Equipment – 0.4%
Acuity Brands, Inc.	118	16,424
AMETEK, Inc.	507	$38,517
Atkore International Group, Inc.*	320	6,352
Emerson Electric Co.	1,545	105,523
EnerSys	209	14,498
Generac Holdings, Inc.*	178	8,172
Hubbell, Inc.	138	16,806
Powell Industries, Inc.	224	6,012
Regal Beloit Corp.	180	13,203
Rockwell Automation, Inc.	249	43,376
Sunrun, Inc.*(a)	1,289	11,511

Total Electrical Equipment		280,394
Electronic Equipment, Instruments & Components – 0.8%
Amphenol Corp. Class A	705	60,722
Anixter International, Inc.*	145	10,984
Arrow Electronics, Inc.*	374	28,805
Avnet, Inc.	451	18,834
AVX Corp.	693	11,469
Benchmark Electronics, Inc.	230	6,866
CDW Corp.	375	26,366
Cognex Corp.	207	10,762
Coherent, Inc.*	39	7,309
Corning, Inc.	4,439	123,759
Dolby Laboratories, Inc. Class A	254	16,144
ePlus, Inc.*	73	5,672
FLIR Systems, Inc.	277	13,853
II-VI, Inc.*	118	4,826
Insight Enterprises, Inc.*	193	6,741
IPG Photonics Corp.*	104	24,272
Jabil, Inc.	290	8,332
KEMET Corp.*	1,353	24,530
Keysight Technologies, Inc.*	388	20,327
Littelfuse, Inc.	58	12,074
Methode Electronics, Inc.	195	7,625
National Instruments Corp.	151	7,636
OSI Systems, Inc.*	65	4,243
PC Connection, Inc.	240	6,000
Plexus Corp.*	122	7,287
Sanmina Corp.*	287	7,505
ScanSource, Inc.*	216	7,679
SYNNEX Corp.	116	13,734
Tech Data Corp.*	93	7,917
Trimble, Inc.*	351	12,594
Universal Display Corp.(a)	30	3,030
Vishay Intertechnology, Inc.	399	7,421

Total Electronic Equipment, Instruments & Components		535,318
Energy Equipment & Services – 0.1%
Diamond Offshore Drilling, Inc.*(a)	585	8,576
Halliburton Co.	432	20,278
RPC, Inc.(a)	313	5,644

Total Energy Equipment & Services		34,498
Equity Real Estate Investment Trusts (REITs) – 2.5%
Acadia Realty Trust	232	5,707

See Notes to Financial Statements.

102	WisdomTree Domestic Equity Funds

Schedule of Investments (continued)

WisdomTree U.S. Total Earnings Fund (EXT)

March 31, 2018

Investments	Shares	Value
Alexander & Baldwin, Inc.	240	$5,551
Alexandria Real Estate Equities, Inc.	56	6,994
American Tower Corp.	521	75,722
Apartment Investment & Management Co. Class A	308	12,551
Apple Hospitality REIT, Inc.	735	12,914
AvalonBay Communities, Inc.	295	48,516
Boston Properties, Inc.	242	29,819
Brixmor Property Group, Inc.	1,074	16,379
Camden Property Trust	117	9,849
CBL & Associates Properties, Inc.(a)	1,381	5,759
Columbia Property Trust, Inc.	791	16,184
CoreCivic, Inc.	566	11,048
CoreSite Realty Corp.	63	6,316
Cousins Properties, Inc.	1,809	15,702
Crown Castle International Corp.	282	30,910
CubeSmart	354	9,983
DCT Industrial Trust, Inc.	188	10,592
DiamondRock Hospitality Co.	780	8,143
Digital Realty Trust, Inc.	119	12,540
Douglas Emmett, Inc.	199	7,315
Duke Realty Corp.	675	17,874
EastGroup Properties, Inc.	118	9,754
EPR Properties	232	12,853
Equinix, Inc.	41	17,144
Equity LifeStyle Properties, Inc.	139	12,200
Equity Residential	712	43,873
Essex Property Trust, Inc.	129	31,048
Extra Space Storage, Inc.	238	20,792
Federal Realty Investment Trust	173	20,087
First Industrial Realty Trust, Inc.	361	10,552
Forest City Realty Trust, Inc. Class A	347	7,030
Gaming and Leisure Properties, Inc.	662	22,157
GEO Group, Inc. (The)	431	8,823
GGP, Inc.	1,898	38,833
Global Net Lease, Inc.	499	8,423
Gramercy Property Trust	251	5,454
HCP, Inc.	1,227	28,503
Healthcare Realty Trust, Inc.	323	8,950
Hospitality Properties Trust	464	11,758
Host Hotels & Resorts, Inc.	1,843	34,354
Iron Mountain, Inc.	351	11,534
Kilroy Realty Corp.	143	10,147
Kimco Realty Corp.	1,177	16,949
Lamar Advertising Co. Class A	253	16,106
LaSalle Hotel Properties	409	11,865
Lexington Realty Trust	764	6,013
Liberty Property Trust	510	20,262
Life Storage, Inc.	84	7,016
Macerich Co. (The)	132	7,395
Medical Properties Trust, Inc.	1,187	15,431
Mid-America Apartment Communities, Inc.	104	9,489
National Health Investors, Inc.	153	10,295
National Retail Properties, Inc.	313	12,288
Omega Healthcare Investors, Inc.(a)	483	13,060
Outfront Media, Inc.	348	$6,522
Paramount Group, Inc.	647	9,213
Park Hotels & Resorts, Inc.	5,353	144,638
Pebblebrook Hotel Trust	251	8,622
Piedmont Office Realty Trust, Inc. Class A	772	13,579
Prologis, Inc.	1,699	107,020
Public Storage	346	69,335
Ramco-Gershenson Properties Trust	530	6,551
Rayonier, Inc.	404	14,213
Realty Income Corp.	371	19,192
Regency Centers Corp.	153	9,024
Retail Properties of America, Inc. Class A	889	10,366
Rexford Industrial Realty, Inc.	261	7,514
RLJ Lodging Trust	557	10,828
Ryman Hospitality Properties, Inc.	152	11,772
Sabra Health Care REIT, Inc.	376	6,636
Simon Property Group, Inc.	662	102,180
SL Green Realty Corp.	63	6,100
Spirit Realty Capital, Inc.	430	3,337
STORE Capital Corp.	412	10,226
Summit Hotel Properties, Inc.	511	6,955
Sunstone Hotel Investors, Inc.	734	11,171
Tanger Factory Outlet Centers, Inc.	438	9,636
Taubman Centers, Inc.	125	7,114
Terreno Realty Corp.	24	828
Tier REIT, Inc.	512	9,462
UDR, Inc.	522	18,594
Urban Edge Properties	347	7,408
Urstadt Biddle Properties, Inc. Class A	36	695
Ventas, Inc.	1,116	55,275
Vornado Realty Trust	631	42,466
W.P. Carey, Inc.	222	13,762
Washington Prime Group, Inc.	1,577	10,519
Weingarten Realty Investors	462	12,973
Welltower, Inc.	836	45,503
Weyerhaeuser Co.	618	21,630
Xenia Hotels & Resorts, Inc.	548	10,807

Total Equity Real Estate Investment Trusts (REITs)		1,758,472
Food & Staples Retailing – 2.2%
Casey’s General Stores, Inc.	83	9,111
Costco Wholesale Corp.	867	163,369
CVS Health Corp.	4,226	262,899
Kroger Co. (The)	3,523	84,341
Performance Food Group Co.*	253	7,552
PriceSmart, Inc.	91	7,603
Rite Aid Corp.*(a)	4,616	7,755
SpartanNash Co.	208	3,580
Sprouts Farmers Market, Inc.*	411	9,646
Sysco Corp.	1,169	70,093
U.S. Foods Holding Corp.*	546	17,892
United Natural Foods, Inc.*	185	7,944
Walgreens Boots Alliance, Inc.	3,478	227,705
Walmart, Inc.	7,219	642,274

See Notes to Financial Statements.

WisdomTree Domestic Equity Funds	103

Schedule of Investments (continued)

WisdomTree U.S. Total Earnings Fund (EXT)

March 31, 2018

Investments	Shares	Value
Weis Markets, Inc.	168	$6,885

Total Food & Staples Retailing		1,528,649
Food Products – 1.5%
Archer-Daniels-Midland Co.	1,818	78,847
B&G Foods, Inc.(a)	214	5,072
Blue Buffalo Pet Products, Inc.*	379	15,088
Campbell Soup Co.	1,304	56,476
Conagra Brands, Inc.	1,171	43,186
Flowers Foods, Inc.	412	9,006
General Mills, Inc.	1,809	81,514
Hain Celestial Group, Inc. (The)*	160	5,131
Hershey Co. (The)	384	38,001
Hormel Foods Corp.	1,422	48,803
Ingredion, Inc.	195	25,139
J&J Snack Foods Corp.	48	6,555
J.M. Smucker Co. (The)	333	41,295
Kellogg Co.	723	47,002
Kraft Heinz Co. (The)	3,109	193,660
Lamb Weston Holdings, Inc.	380	22,124
McCormick & Co., Inc. Non-Voting Shares	261	27,768
Mondelez International, Inc. Class A	2,913	121,559
Pilgrim’s Pride Corp.*	1,046	25,742
Pinnacle Foods, Inc.	165	8,926
Sanderson Farms, Inc.	108	12,854
Seaboard Corp.	4	17,060
Seneca Foods Corp. Class A*	148	4,100
Tootsie Roll Industries, Inc.(a)	228	6,704
Tyson Foods, Inc. Class A	1,285	94,049

Total Food Products		1,035,661
Gas Utilities – 0.2%
Atmos Energy Corp.	299	25,188
Chesapeake Utilities Corp.	13	914
National Fuel Gas Co.	326	16,773
New Jersey Resources Corp.	287	11,509
Northwest Natural Gas Co.	32	1,845
Southwest Gas Holdings, Inc.	155	10,483
Spire, Inc.	185	13,375
UGI Corp.	587	26,074
WGL Holdings, Inc.	40	3,346

Total Gas Utilities		109,507
Health Care Equipment & Supplies – 1.4%
Abbott Laboratories	2,261	135,479
ABIOMED, Inc.*	42	12,222
Align Technology, Inc.*	63	15,821
Baxter International, Inc.	971	63,154
Becton, Dickinson and Co.	271	58,726
Boston Scientific Corp.*	2,618	71,524
Cantel Medical Corp.	64	7,130
Cooper Cos., Inc. (The)	101	23,110
Danaher Corp.	1,581	154,796
Edwards Lifesciences Corp.*	402	56,087
Globus Medical, Inc. Class A*	194	9,665
Haemonetics Corp.*	87	$6,365
Halyard Health, Inc.*	125	5,760
Hologic, Inc.*	1,111	41,507
IDEXX Laboratories, Inc.*	90	17,225
Inogen, Inc.*	41	5,036
Integra LifeSciences Holdings Corp.*	116	6,419
Intuitive Surgical, Inc.*	145	59,860
Masimo Corp.*	80	7,036
Neogen Corp.*	83	5,560
NuVasive, Inc.*	101	5,273
ResMed, Inc.	232	22,845
Stryker Corp.	739	118,920
Teleflex, Inc.	53	13,514
Varian Medical Systems, Inc.*	132	16,190
West Pharmaceutical Services, Inc.	89	7,858
Zimmer Biomet Holdings, Inc.	387	42,199

Total Health Care Equipment & Supplies		989,281
Health Care Providers & Services – 3.2%
Acadia Healthcare Co., Inc.*	349	13,674
Aetna, Inc.	611	103,259
Amedisys, Inc.*	114	6,879
AmerisourceBergen Corp.	675	58,192
AMN Healthcare Services, Inc.*	181	10,272
Anthem, Inc.	813	178,616
Cardinal Health, Inc.	1,164	72,960
Centene Corp.*	525	56,107
Cigna Corp.	665	111,547
DaVita, Inc.*	610	40,223
Encompass Health Corp.	345	19,724
Ensign Group, Inc. (The)	296	7,785
Express Scripts Holding Co.*	3,230	223,128
HCA Healthcare, Inc.	1,781	172,757
Henry Schein, Inc.*	515	34,613
Humana, Inc.	447	120,167
Laboratory Corp. of America Holdings*	284	45,937
LifePoint Health, Inc.*	272	12,784
McKesson Corp.	1,946	274,133
MEDNAX, Inc.*	321	17,857
National HealthCare Corp.	132	7,871
Owens & Minor, Inc.	488	7,588
Patterson Cos., Inc.	371	8,247
Premier, Inc. Class A*	802	25,111
Quest Diagnostics, Inc.	425	42,628
Select Medical Holdings Corp.*	403	6,952
Tivity Health, Inc.*	159	6,304
UnitedHealth Group, Inc.	2,358	504,612
Universal Health Services, Inc. Class B	391	46,298
WellCare Health Plans, Inc.*	121	23,429

Total Health Care Providers & Services		2,259,654
Health Care Technology – 0.1%
Cerner Corp.*	620	35,960
Cotiviti Holdings, Inc.*	224	7,715
HealthStream, Inc.	186	4,618

See Notes to Financial Statements.

104	WisdomTree Domestic Equity Funds

Schedule of Investments (continued)

WisdomTree U.S. Total Earnings Fund (EXT)

March 31, 2018

Investments	Shares	Value
Veeva Systems, Inc. Class A*	105	$7,667

Total Health Care Technology		55,960
Hotels, Restaurants & Leisure – 1.8%
Aramark	555	21,956
BJ’s Restaurants, Inc.	171	7,678
Bloomin’ Brands, Inc.	384	9,324
Boyd Gaming Corp.	264	8,411
Brinker International, Inc.(a)	256	9,242
Cheesecake Factory, Inc. (The)(a)	197	9,499
Chipotle Mexican Grill, Inc.*	31	10,017
Choice Hotels International, Inc.	116	9,297
Cracker Barrel Old Country Store, Inc.(a)	80	12,736
Darden Restaurants, Inc.	352	30,008
Dave & Buster’s Entertainment, Inc.*	160	6,678
Domino’s Pizza, Inc.	75	17,517
Dunkin’ Brands Group, Inc.	224	13,371
Extended Stay America, Inc.	649	12,831
Fogo De Chao, Inc.*	837	13,183
Hilton Grand Vacations, Inc.*	196	8,432
Hyatt Hotels Corp. Class A	221	16,854
ILG, Inc.	240	7,466
International Speedway Corp. Class A	218	9,614
Jack in the Box, Inc.	61	5,205
Las Vegas Sands Corp.	1,837	132,080
Marriott International, Inc. Class A	638	86,755
Marriott Vacations Worldwide Corp.	94	12,521
McDonald’s Corp.	2,030	317,451
MGM Resorts International	1,061	37,156
Papa John’s International, Inc.	132	7,564
Penn National Gaming, Inc.*	1,830	48,056
Pinnacle Entertainment, Inc.*	204	6,151
Planet Fitness, Inc. Class A*	152	5,741
Six Flags Entertainment Corp.	105	6,537
Sonic Corp.(a)	253	6,383
Starbucks Corp.	3,095	179,170
Texas Roadhouse, Inc.	194	11,209
Vail Resorts, Inc.	62	13,745
Wyndham Worldwide Corp.	321	36,732
Wynn Resorts Ltd.	148	26,989
Yum! Brands, Inc.	872	74,233

Total Hotels, Restaurants & Leisure		1,247,792
Household Durables – 0.7%
Century Communities, Inc.*	217	6,499
D.R. Horton, Inc.	1,207	52,915
Hooker Furniture Corp.	162	5,945
Installed Building Products, Inc.*	90	5,405
KB Home	321	9,133
La-Z-Boy, Inc.	212	6,349
Leggett & Platt, Inc.	455	20,184
Lennar Corp. Class A	1,199	70,669
LGI Homes, Inc.*(a)	121	8,539
MDC Holdings, Inc.	389	10,861
Meritage Homes Corp.*	242	10,951
Mohawk Industries, Inc.*	215	$49,927
Newell Brands, Inc.	2,508	63,904
NVR, Inc.*	8	22,400
PulteGroup, Inc.	1,211	35,712
Taylor Morrison Home Corp. Class A*	312	7,263
Tempur Sealy International, Inc.*	198	8,968
Toll Brothers, Inc.	629	27,204
TRI Pointe Group, Inc.*	630	10,351
Tupperware Brands Corp.	182	8,805
Whirlpool Corp.	282	43,177

Total Household Durables		485,161
Household Products – 1.3%
Central Garden and Pet Co. Class A*	220	8,714
Church & Dwight Co., Inc.	573	28,856
Clorox Co. (The)	283	37,670
Colgate-Palmolive Co.	1,927	138,128
Energizer Holdings, Inc.	276	16,444
Kimberly-Clark Corp.	1,094	120,482
Procter & Gamble Co. (The)	6,690	530,383
Spectrum Brands Holdings, Inc.(a)	165	17,111

Total Household Products		897,788
Independent Power & Renewable Electricity Producers – 0.0%
Ormat Technologies, Inc.	180	10,148
Industrial Conglomerates – 1.5%
3M Co.	1,395	306,231
Carlisle Cos., Inc.	185	19,316
General Electric Co.	29,232	394,047
Honeywell International, Inc.	2,070	299,136
Raven Industries, Inc.	162	5,678
Roper Technologies, Inc.	154	43,226

Total Industrial Conglomerates		1,067,634
Insurance – 2.7%
Aflac, Inc.	3,742	163,750
Allstate Corp. (The)	1,666	157,937
American Equity Investment Life Holding Co.	595	17,469
American Financial Group, Inc.	442	49,601
American National Insurance Co.	93	10,877
Arthur J. Gallagher & Co.	476	32,715
Assurant, Inc.	162	14,808
Brown & Brown, Inc.	726	18,469
Cincinnati Financial Corp.	430	31,932
CNA Financial Corp.	1,116	55,075
CNO Financial Group, Inc.	1,315	28,496
Erie Indemnity Co. Class A	116	13,646
FBL Financial Group, Inc. Class A	114	7,906
First American Financial Corp.	227	13,320
FNF Group	949	37,979
Genworth Financial, Inc. Class A*	6,766	19,148
Hartford Financial Services Group, Inc. (The)	519	26,739
Kemper Corp.	137	7,809
Lincoln National Corp.	1,149	83,946
Loews Corp.	1,256	62,461

See Notes to Financial Statements.

WisdomTree Domestic Equity Funds	105

Schedule of Investments (continued)

WisdomTree U.S. Total Earnings Fund (EXT)

March 31, 2018

Investments	Shares	Value
Marsh & McLennan Cos., Inc.	1,422	$117,443
Mercury General Corp.	190	8,715
MetLife, Inc.	2,022	92,790
National General Holdings Corp.	435	10,575
National Western Life Group, Inc. Class A	24	7,317
Navigators Group, Inc. (The)	141	8,129
Old Republic International Corp.	1,296	27,799
Primerica, Inc.	118	11,399
Principal Financial Group, Inc.	1,532	93,314
ProAssurance Corp.	169	8,205
Progressive Corp. (The)	1,477	89,994
Prudential Financial, Inc.	2,260	234,023
Reinsurance Group of America, Inc.	320	49,280
RLI Corp.	134	8,494
Selective Insurance Group, Inc.	144	8,741
Torchmark Corp.	391	32,910
Travelers Cos., Inc. (The)	1,051	145,942
Universal Insurance Holdings, Inc.	350	11,165
Unum Group	1,085	51,657
W.R. Berkley Corp.	537	39,040

Total Insurance		1,911,015
Internet & Catalog Retail – 0.8%
Amazon.com, Inc.*	101	146,182
Booking Holdings, Inc.*	128	266,290
Expedia Group, Inc.	225	24,842
Liberty Interactive Corp., QVC Group Class A*	1,602	40,323
Netflix, Inc.*	138	40,758
Nutrisystem, Inc.	117	3,153
TripAdvisor, Inc.*	143	5,847

Total Internet & Catalog Retail		527,395
Internet Software & Services – 3.9%
Akamai Technologies, Inc.*	319	22,643
Alphabet, Inc. Class A*	1,228	1,273,608
Cars.com, Inc.*	342	9,689
eBay, Inc.*	12,185	490,324
Facebook, Inc. Class A*	5,194	829,949
GrubHub, Inc.*	73	7,407
IAC/InterActiveCorp*	197	30,807
j2 Global, Inc.	134	10,575
Match Group, Inc.*(a)	957	42,529
SPS Commerce, Inc.*	80	5,126
Stamps.com, Inc.*	45	9,047
VeriSign, Inc.*	228	27,032

Total Internet Software & Services		2,758,736
IT Services – 3.4%
Alliance Data Systems Corp.	139	29,587
Automatic Data Processing, Inc.	945	107,239
Black Knight, Inc.*	125	5,887
Booz Allen Hamilton Holding Corp.	396	15,333
Broadridge Financial Solutions, Inc.	178	19,525
CACI International, Inc. Class A*	60	9,081
Cognizant Technology Solutions Corp. Class A	1,662	133,791
Convergys Corp.	436	$9,862
CoreLogic, Inc.*	129	5,835
CSRA, Inc.	682	28,119
DST Systems, Inc.	443	37,057
DXC Technology Co.	173	17,392
EPAM Systems, Inc.*	62	7,100
Euronet Worldwide, Inc.*	150	11,838
ExlService Holdings, Inc.*	117	6,525
Fidelity National Information Services, Inc.	307	29,564
First Data Corp. Class A*	2,682	42,912
Fiserv, Inc.*	870	62,040
FleetCor Technologies, Inc.*	190	38,475
Global Payments, Inc.	107	11,933
International Business Machines Corp.	4,434	680,309
Jack Henry & Associates, Inc.	140	16,933
Leidos Holdings, Inc.	319	20,863
ManTech International Corp. Class A	160	8,875
MasterCard, Inc. Class A	1,879	329,126
MAXIMUS, Inc.	215	14,349
Paychex, Inc.	764	47,055
PayPal Holdings, Inc.*	1,311	99,466
Sabre Corp.	559	11,990
Science Applications International Corp.	109	8,589
Syntel, Inc.*	468	11,948
Teradata Corp.*	159	6,307
Total System Services, Inc.	313	26,999
Visa, Inc. Class A	3,498	418,431
Western Union Co. (The)	2,651	50,979
WEX, Inc.*	45	7,048
Worldpay, Inc. Class A*	219	18,010

Total IT Services		2,406,372
Leisure Products – 0.1%
Acushnet Holdings Corp.	350	8,081
American Outdoor Brands Corp.*(a)	650	6,708
Brunswick Corp.	319	18,945
Callaway Golf Co.	998	16,327
Hasbro, Inc.	417	35,153
Polaris Industries, Inc.	86	9,849
Sturm Ruger & Co., Inc.(a)	153	8,033

Total Leisure Products		103,096
Life Sciences Tools & Services – 0.5%
Agilent Technologies, Inc.	658	44,020
Bruker Corp.	268	8,019
Cambrex Corp.*	154	8,054
Charles River Laboratories International, Inc.*	128	13,663
Illumina, Inc.*	228	53,904
Mettler-Toledo International, Inc.*	39	22,426
PerkinElmer, Inc.	199	15,068
PRA Health Sciences, Inc.*	108	8,960
Thermo Fisher Scientific, Inc.	778	160,626
Waters Corp.*	159	31,585

Total Life Sciences Tools & Services		366,325

See Notes to Financial Statements.

106	WisdomTree Domestic Equity Funds

Schedule of Investments (continued)

WisdomTree U.S. Total Earnings Fund (EXT)

March 31, 2018

Investments	Shares	Value
Machinery – 1.8%
AGCO Corp.	133	$8,625
Alamo Group, Inc.	60	6,594
Albany International Corp. Class A	101	6,333
Allison Transmission Holdings, Inc.	454	17,733
Barnes Group, Inc.	194	11,619
Caterpillar, Inc.	599	88,281
Colfax Corp.*	329	10,495
Crane Co.	132	12,242
Cummins, Inc.	570	92,391
Deere & Co.	840	130,469
Donaldson Co., Inc.	320	14,416
Dover Corp.	456	44,788
EnPro Industries, Inc.	374	28,940
Federal Signal Corp.	328	7,223
Flowserve Corp.	274	11,872
Fortive Corp.	830	64,342
Franklin Electric Co., Inc.	171	6,968
Global Brass & Copper Holdings, Inc.	252	8,429
Graco, Inc.	213	9,738
Greenbrier Cos., Inc. (The)(a)	177	8,894
Hillenbrand, Inc.	252	11,567
Hyster-Yale Materials Handling, Inc.	82	5,734
IDEX Corp.	95	13,538
Illinois Tool Works, Inc.	822	128,775
ITT, Inc.	282	13,812
Kadant, Inc.	58	5,481
Kennametal, Inc.	209	8,393
Lincoln Electric Holdings, Inc.	205	18,440
Lindsay Corp.	86	7,864
Meritor, Inc.*	857	17,620
Middleby Corp. (The)*	159	19,683
Mueller Industries, Inc.	263	6,880
Nordson Corp.	115	15,679
Oshkosh Corp.	162	12,518
PACCAR, Inc.	1,166	77,154
Parker-Hannifin Corp.	310	53,019
Proto Labs, Inc.*	74	8,699
RBC Bearings, Inc.*	52	6,458
Rexnord Corp.*	285	8,459
Snap-on, Inc.	210	30,983
Standex International Corp.	74	7,056
Stanley Black & Decker, Inc.	459	70,319
Timken Co. (The)	186	8,482
Toro Co. (The)	141	8,805
Trinity Industries, Inc.	389	12,693
Wabash National Corp.	289	6,014
WABCO Holdings, Inc.*	115	15,395
Wabtec Corp.(a)	218	17,745
Watts Water Technologies, Inc. Class A	136	10,567
Welbilt, Inc.*	335	6,516
Woodward, Inc.	204	14,619
Xylem, Inc.	229	17,615

Total Machinery		1,256,974
Marine – 0.0%
Kirby Corp.*	142	$10,927
Matson, Inc.	273	7,819

Total Marine		18,746
Media – 3.4%
AMC Networks, Inc. Class A*	384	19,853
Cable One, Inc.	10	6,871
CBS Corp. Class B Non-Voting Shares	1,608	82,635
Charter Communications, Inc. Class A*	153	47,617
Cinemark Holdings, Inc.	408	15,369
Comcast Corp. Class A	16,128	551,094
Discovery Communications, Inc. Class A*(a)	2,285	48,968
DISH Network Corp. Class A*	1,666	63,125
Entravision Communications Corp. Class A	1,620	7,614
GCI Liberty, Inc. Class A*	865	45,724
Gray Television, Inc.*	656	8,331
Interpublic Group of Cos., Inc. (The)	1,770	40,763
John Wiley & Sons, Inc. Class A	118	7,517
Liberty Media Corp–Liberty Formula One Series C*	662	20,423
Liberty Media Corp–Liberty SiriusXM Class A*	809	33,250
Liberty Media Corp–Liberty SiriusXM Series C*	453	18,505
Meredith Corp.	193	10,383
MSG Networks, Inc. Class A*	622	14,057
New York Times Co. (The) Class A	435	10,483
Nexstar Media Group, Inc. Class A(a)	84	5,586
Omnicom Group, Inc.	979	71,144
Sinclair Broadcast Group, Inc. Class A(a)	443	13,866
Sirius XM Holdings, Inc.(a)	9,651	60,222
TEGNA, Inc.	1,255	14,294
Time Warner, Inc.	2,791	263,973
Twenty-First Century Fox, Inc. Class A	5,478	200,988
Viacom, Inc. Class B	3,859	119,861
Walt Disney Co. (The)	5,317	534,039
WideOpenWest, Inc.*(a)	789	5,641
World Wrestling Entertainment, Inc. Class A	167	6,014

Total Media		2,348,210
Metals & Mining – 0.5%
Alcoa Corp.*	465	20,907
Carpenter Technology Corp.	133	5,868
Cleveland-Cliffs, Inc.*	1,714	11,912
Compass Minerals International, Inc.(a)	148	8,924
Freeport-McMoRan, Inc.*	4,268	74,989
Kaiser Aluminum Corp.	85	8,577
Materion Corp.	123	6,279
Nucor Corp.	1,114	68,054
Reliance Steel & Aluminum Co.	265	22,721
Royal Gold, Inc.	129	11,077
Steel Dynamics, Inc.	822	36,349
United States Steel Corp.	262	9,220
Warrior Met Coal, Inc.(a)	1,032	28,906
Worthington Industries, Inc.	289	12,404

Total Metals & Mining		326,187

See Notes to Financial Statements.

WisdomTree Domestic Equity Funds	107

Schedule of Investments (continued)

WisdomTree U.S. Total Earnings Fund (EXT)

March 31, 2018

Investments	Shares	Value
Multi-Utilities – 0.8%
Ameren Corp.	519	$29,391
Black Hills Corp.	191	10,371
CenterPoint Energy, Inc.	1,369	37,511
CMS Energy Corp.	687	31,114
Consolidated Edison, Inc.	794	61,884
Dominion Energy, Inc.	1,601	107,955
DTE Energy Co.	545	56,898
MDU Resources Group, Inc.	616	17,347
NiSource, Inc.	803	19,200
NorthWestern Corp.	225	12,105
Public Service Enterprise Group, Inc.	534	26,828
SCANA Corp.	602	22,605
Sempra Energy	613	68,178
Vectren Corp.	265	16,939
WEC Energy Group, Inc.	910	57,057

Total Multi-Utilities		575,383
Multiline Retail – 0.7%
Big Lots, Inc.(a)	179	7,792
Dillard’s, Inc. Class A(a)	139	11,167
Dollar General Corp.	807	75,495
Dollar Tree, Inc.*	565	53,618
Kohl’s Corp.	776	50,836
Macy’s, Inc.	1,635	48,625
Nordstrom, Inc.	693	33,548
Ollie’s Bargain Outlet Holdings, Inc.*	133	8,020
Target Corp.	2,619	181,837

Total Multiline Retail		470,938
Oil, Gas & Consumable Fuels – 2.9%
Andeavor	368	37,006
Apache Corp.	1,020	39,250
Carrizo Oil & Gas, Inc.*	355	5,680
Chevron Corp.	3,321	378,727
Cimarex Energy Co.	213	19,915
Concho Resources, Inc.*	253	38,033
ConocoPhillips	102	6,048
Delek U.S. Holdings, Inc.	129	5,250
Devon Energy Corp.	2,486	79,030
Diamondback Energy, Inc.*	229	28,973
Exxon Mobil Corp.	9,620	717,748
HollyFrontier Corp.	458	22,378
Kinder Morgan, Inc.	4,242	63,884
Laredo Petroleum, Inc.*	813	7,081
Marathon Petroleum Corp.	1,521	111,200
Matador Resources Co.*	495	14,805
Newfield Exploration Co.*	756	18,462
Occidental Petroleum Corp.	513	33,324
ONEOK, Inc.	478	27,208
Par Pacific Holdings, Inc.*	374	6,422
PBF Energy, Inc. Class A	437	14,814
Phillips 66	1,221	117,118
Pioneer Natural Resources Co.	56	9,620
RSP Permian, Inc.*	184	8,626
Southwestern Energy Co.*	3,632	$15,727
SRC Energy, Inc.*	837	7,893
Stone Energy Corp.*	670	24,857
Valero Energy Corp.	1,402	130,064
W&T Offshore, Inc.*	2,076	9,197
Williams Cos., Inc. (The)	1,008	25,059

Total Oil, Gas & Consumable Fuels		2,023,399
Paper & Forest Products – 0.1%
Domtar Corp.	254	10,805
Louisiana-Pacific Corp.	750	21,578
Neenah, Inc.	98	7,683
Schweitzer-Mauduit International, Inc.	172	6,734

Total Paper & Forest Products		46,800
Personal Products – 0.2%
Edgewell Personal Care Co.*	224	10,936
Estee Lauder Cos., Inc. (The) Class A	662	99,115
Nu Skin Enterprises, Inc. Class A	127	9,361
USANA Health Sciences, Inc.*	75	6,442

Total Personal Products		125,854
Pharmaceuticals – 3.1%
Bristol-Myers Squibb Co.	3,834	242,501
Catalent, Inc.*	168	6,898
Eli Lilly & Co.	1,563	120,929
Innoviva, Inc.*	570	9,502
Johnson & Johnson	7,092	908,840
Merck & Co., Inc.	3,636	198,053
Pfizer, Inc.	16,874	598,858
Phibro Animal Health Corp. Class A	222	8,813
Prestige Brands Holdings, Inc.*(a)	159	5,362
Supernus Pharmaceuticals, Inc.*	130	5,954
Zoetis, Inc.	810	67,643

Total Pharmaceuticals		2,173,353
Professional Services – 0.3%
ASGN, Inc.*	100	8,188
CoStar Group, Inc.*	24	8,704
Dun & Bradstreet Corp. (The)	107	12,519
Equifax, Inc.	287	33,812
Exponent, Inc.	96	7,550
FTI Consulting, Inc.*	134	6,487
Kelly Services, Inc. Class A	299	8,683
Korn/Ferry International	219	11,298
ManpowerGroup, Inc.	207	23,826
Robert Half International, Inc.	387	22,403
TransUnion*	332	18,851
TriNet Group, Inc.*	227	10,515
TrueBlue, Inc.*	199	5,154
Verisk Analytics, Inc.*	314	32,656
WageWorks, Inc.*	81	3,661

Total Professional Services		214,307
Real Estate Management & Development – 0.2%
CBRE Group, Inc. Class A*	1,070	50,525
Forestar Group, Inc.*(a)	355	7,508

See Notes to Financial Statements.

108	WisdomTree Domestic Equity Funds

Schedule of Investments (continued)

WisdomTree U.S. Total Earnings Fund (EXT)

March 31, 2018

Investments	Shares	Value
HFF, Inc. Class A	207	$10,288
Howard Hughes Corp. (The)*	44	6,122
Jones Lang LaSalle, Inc.	147	25,672
Marcus & Millichap, Inc.*	269	9,700
Realogy Holdings Corp.	568	15,495

Total Real Estate Management & Development		125,310
Road & Rail – 0.9%
AMERCO	50	17,255
Avis Budget Group, Inc.*(a)	194	9,087
CSX Corp.	1,885	105,013
Genesee & Wyoming, Inc. Class A*	82	5,805
Heartland Express, Inc.	326	5,865
JB Hunt Transport Services, Inc.	251	29,405
Kansas City Southern	308	33,834
Landstar System, Inc.	98	10,746
Norfolk Southern Corp.	794	107,809
Old Dominion Freight Line, Inc.	124	18,224
Ryder System, Inc.	155	11,282
Saia, Inc.*	118	8,868
Schneider National, Inc. Class B	459	11,961
Union Pacific Corp.	2,132	286,605

Total Road & Rail		661,759
Semiconductors & Semiconductor Equipment – 4.2%
Advanced Energy Industries, Inc.*	196	12,524
Amkor Technology, Inc.*	1,555	15,752
Analog Devices, Inc.	485	44,198
Applied Materials, Inc.	4,100	228,001
Brooks Automation, Inc.	223	6,039
Cabot Microelectronics Corp.	89	9,533
Cirrus Logic, Inc.*	272	11,051
Entegris, Inc.	263	9,152
Integrated Device Technology, Inc.*	236	7,212
Intel Corp.	19,507	1,015,925
KLA-Tencor Corp.	605	65,951
Lam Research Corp.	671	136,320
Maxim Integrated Products, Inc.	660	39,745
Microchip Technology, Inc.(a)	388	35,448
Micron Technology, Inc.*	7,182	374,469
Microsemi Corp.*	222	14,368
MKS Instruments, Inc.	212	24,518
Monolithic Power Systems, Inc.	60	6,946
NVIDIA Corp.	842	194,999
ON Semiconductor Corp.*	1,287	31,480
Power Integrations, Inc.	74	5,058
QUALCOMM, Inc.	4,462	247,239
Silicon Laboratories, Inc.*	75	6,743
Skyworks Solutions, Inc.	634	63,565
Teradyne, Inc.	674	30,809
Texas Instruments, Inc.	2,662	276,555
Ultra Clean Holdings, Inc.*	262	5,044
Versum Materials, Inc.	365	13,735
Xilinx, Inc.	527	38,070

Total Semiconductors & Semiconductor Equipment		2,970,449
Software – 4.0%
ACI Worldwide, Inc.*	265	$6,286
Activision Blizzard, Inc.	1,049	70,766
Adobe Systems, Inc.*	590	127,487
ANSYS, Inc.*	107	16,766
Aspen Technology, Inc.*	171	13,490
Blackbaud, Inc.	58	5,905
CA, Inc.	1,315	44,579
Cadence Design Systems, Inc.*	285	10,479
CDK Global, Inc.	279	17,672
Citrix Systems, Inc.*	357	33,130
Electronic Arts, Inc.*	689	83,534
Ellie Mae, Inc.*	57	5,241
Fortinet, Inc.*	134	7,180
Intuit, Inc.	370	64,139
Manhattan Associates, Inc.*	244	10,219
Microsoft Corp.	16,815	1,534,705
MicroStrategy, Inc. Class A*	53	6,836
Oracle Corp.	11,975	547,856
Paycom Software, Inc.*(a)	87	9,343
Pegasystems, Inc.	103	6,247
Qualys, Inc.*	93	6,766
Red Hat, Inc.*	144	21,529
SS&C Technologies Holdings, Inc.	326	17,487
Synopsys, Inc.*	109	9,073
Take-Two Interactive Software, Inc.*	94	9,191
Tyler Technologies, Inc.*	49	10,337
VMware, Inc. Class A*	677	82,100

Total Software		2,778,343
Specialty Retail – 2.6%
Aaron’s, Inc.	226	10,532
Advance Auto Parts, Inc.	220	26,081
American Eagle Outfitters, Inc.	763	15,207
Asbury Automotive Group, Inc.*	174	11,745
AutoNation, Inc.*	439	20,536
AutoZone, Inc.*	106	68,761
Bed Bath & Beyond, Inc.	1,496	31,401
Best Buy Co., Inc.	1,165	81,538
Burlington Stores, Inc.*	164	21,837
Caleres, Inc.	226	7,594
CarMax, Inc.*	624	38,651
Cato Corp. (The) Class A	254	3,744
Chico’s FAS, Inc.	812	7,340
Children’s Place, Inc. (The)	50	6,763
Dick’s Sporting Goods, Inc.	610	21,381
DSW, Inc. Class A	359	8,063
Floor & Decor Holdings, Inc. Class A*	129	6,723
Foot Locker, Inc.	758	34,519
GameStop Corp. Class A(a)	1,157	14,601
Gap, Inc. (The)	1,544	48,173
Group 1 Automotive, Inc.	104	6,795
Home Depot, Inc. (The)	2,847	507,449
L Brands, Inc.	1,048	40,044

See Notes to Financial Statements.

WisdomTree Domestic Equity Funds	109

Schedule of Investments (continued)

WisdomTree U.S. Total Earnings Fund (EXT)

March 31, 2018

Investments	Shares	Value
Lithia Motors, Inc. Class A	114	$11,459
Lowe’s Cos., Inc.	2,524	221,481
Michaels Cos., Inc. (The)*	1,050	20,696
Monro, Inc.	133	7,129
Murphy USA, Inc.*	126	9,173
O’Reilly Automotive, Inc.*	262	64,814
Office Depot, Inc.	5,246	11,279
Party City Holdco, Inc.*(a)	646	10,078
Penske Automotive Group, Inc.	469	20,791
Ross Stores, Inc.	990	77,200
Sally Beauty Holdings, Inc.*	800	13,160
Sleep Number Corp.*	154	5,413
Tiffany & Co.	303	29,591
TJX Cos., Inc. (The)	2,013	164,180
Tractor Supply Co.	404	25,460
Ulta Salon Cosmetics & Fragrance, Inc.*	131	26,759
Urban Outfitters, Inc.*	367	13,564
Williams-Sonoma, Inc.(a)	371	19,574
Winmark Corp.	53	6,932

Total Specialty Retail		1,798,211
Technology Hardware, Storage & Peripherals – 4.7%
Apple, Inc.	17,443	2,926,587
Hewlett Packard Enterprise Co.	1,692	29,678
HP, Inc.	7,225	158,372
NCR Corp.*	460	14,499
NetApp, Inc.	686	42,319
Super Micro Computer, Inc.*(a)	284	4,828
Western Digital Corp.	1,075	99,190
Xerox Corp.	1,118	32,176

Total Technology Hardware, Storage & Peripherals		3,307,649
Textiles, Apparel & Luxury Goods – 0.7%
Carter’s, Inc.	152	15,823
Columbia Sportswear Co.	196	14,980
Hanesbrands, Inc.(a)	1,779	32,769
NIKE, Inc. Class B	3,918	260,312
Oxford Industries, Inc.	85	6,338
PVH Corp.	245	37,100
Ralph Lauren Corp.	56	6,261
Skechers U.S.A., Inc. Class A*	467	18,162
Steven Madden Ltd.	204	8,956
Tapestry, Inc.	660	34,723
Under Armour, Inc. Class A*(a)	718	11,739
VF Corp.	949	70,340
Wolverine World Wide, Inc.	186	5,375

Total Textiles, Apparel & Luxury Goods		522,878
Thrifts & Mortgage Finance – 0.3%
BofI Holding, Inc.*	409	16,577
Capitol Federal Financial, Inc.	725	8,954
Dime Community Bancshares, Inc.	430	7,912
Federal Agricultural Mortgage Corp. Class C	134	11,661
LendingTree, Inc.*(a)	14	4,594
Meta Financial Group, Inc.	74	8,081
MGIC Investment Corp.*	1,753	$22,789
Nationstar Mortgage Holdings, Inc.*	739	13,272
New York Community Bancorp, Inc.	1,679	21,877
NMI Holdings, Inc. Class A*	529	8,755
Northwest Bancshares, Inc.	678	11,228
PennyMac Financial Services, Inc. Class A*	419	9,490
Provident Financial Services, Inc.	368	9,417
Radian Group, Inc.	984	18,735
TFS Financial Corp.	402	5,905
Walker & Dunlop, Inc.	213	12,657
Washington Federal, Inc.	350	12,110
WSFS Financial Corp.	205	9,820

Total Thrifts & Mortgage Finance		213,834
Tobacco – 1.8%
Altria Group, Inc.	13,213	823,434
Philip Morris International, Inc.	3,995	397,103
Universal Corp.	106	5,141

Total Tobacco		1,225,678
Trading Companies & Distributors – 0.3%
Air Lease Corp.	551	23,484
Applied Industrial Technologies, Inc.	139	10,133
Fastenal Co.	646	35,265
GATX Corp.	213	14,588
GMS, Inc.*	144	4,401
HD Supply Holdings, Inc.*	437	16,580
Kaman Corp.	160	9,939
MSC Industrial Direct Co., Inc. Class A	173	15,866
Rush Enterprises, Inc. Class A*	137	5,821
SiteOne Landscape Supply, Inc.*	86	6,625
United Rentals, Inc.*	219	37,828
W.W. Grainger, Inc.	145	40,929
Watsco, Inc.	20	3,619
WESCO International, Inc.*	213	13,217

Total Trading Companies & Distributors		238,295
Transportation Infrastructure – 0.0%
Macquarie Infrastructure Corp.	172	6,352
Water Utilities – 0.1%
American Water Works Co., Inc.	375	30,799
Aqua America, Inc.	271	9,230
SJW Group	145	7,643

Total Water Utilities		47,672
Wireless Telecommunication Services – 0.2%
T-Mobile U.S., Inc.*	2,130	130,015
Telephone & Data Systems, Inc.	164	4,597
United States Cellular Corp.*	123	4,943

Total Wireless Telecommunication Services		139,555
TOTAL COMMON STOCKS (Cost: $57,243,108)		69,837,665

See Notes to Financial Statements.

110	WisdomTree Domestic Equity Funds

Schedule of Investments (concluded)

WisdomTree U.S. Total Earnings Fund (EXT)

March 31, 2018

Investments	Shares	Value
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 0.5%
United States – 0.5%
State Street Navigator Securities Lending Government Money Market Portfolio, 1.74%(b)
(Cost: $315,983)(c)	315,983	$315,983
TOTAL INVESTMENTS IN SECURITIES – 100.3% (Cost: $57,559,091)		70,153,648
Other Assets less Liabilities – (0.3)%		(207,349)

NET ASSETS – 100.0%		$69,946,299
*	Non-income producing security.

(a)	Security, or portion thereof, was on loan at March 31, 2018 (See Note 2).

(b)	Rate shown represents annualized 7-day yield as of March 31, 2018.

(c)

At March 31, 2018, the total market value of the Fund’s securities on loan was $523,001 and the total market value of the collateral held by the Fund was $538,988. The total market value of the collateral includes non-cash U.S. Government and U.S. Government Agencies securities collateral having a value of $223,005.

See Notes to Financial Statements.

WisdomTree Domestic Equity Funds	111

Statements of Assets and Liabilities

WisdomTree Domestic Equity Funds

March 31, 2018

	WisdomTree U.S. Dividend ex-Financials Fund	WisdomTree U.S. Earnings 500 Fund	WisdomTree U.S. High Dividend Fund	WisdomTree U.S. LargeCap Dividend Fund	WisdomTree U.S. MidCap Dividend Fund
ASSETS:

Investments, at cost	$766,082,385	$152,033,250	$1,035,162,679	$1,658,470,889	$2,863,798,756

Investment in affiliates, at cost (Note 3)	1,810,853	205,098	2,979,284	—	1,571,391
Investments in securities, at value[1,2] (Note 2)	808,496,223	184,527,771	1,034,974,707	1,931,015,031	3,102,670,847

Investment in affiliates, at value (Note 3)	1,828,217	204,565	3,058,050	—	1,487,251

Cash	638,807	102,167	859,850	1,218,298	2,373,319

Receivables:

Investment securities sold	—	—	10,219,496	8,847,876	—

Dividends	1,434,943	186,804	2,466,997	2,693,067	6,685,075

Securities lending income	1,882	513	8,591	3,406	53,737
Total Assets	812,400,072	185,021,820	1,051,587,691	1,943,777,678	3,113,270,229
LIABILITIES:

Payables:

Cash collateral received for securities loaned (Note 2)	1,620,500	164,281	5,724,612	897,917	47,791,085

Capital shares redeemed	—	—	10,216,721	8,849,205	—

Advisory fees (Note 3)	266,762	44,096	347,138	471,457	990,621

Service fees (Note 2)	3,104	695	4,039	7,424	11,484
Total Liabilities	1,890,366	209,072	16,292,510	10,226,003	48,793,190
NET ASSETS	$810,509,706	$184,812,748	$1,035,295,181	$1,933,551,675	$3,064,477,039
NET ASSETS:

Paid-in capital	$772,750,518	$156,780,109	$1,059,137,068	$1,687,775,839	$2,861,685,902

Undistributed (Distributions in excess of) net investment income	—	171,084	(1,168)	224,829	1,247,018

Accumulated net realized loss on investments	(4,672,014)	(4,632,433)	(23,731,513)	(26,993,135)	(37,243,832)

Net unrealized appreciation (depreciation) on investments	42,431,202	32,493,988	(109,206)	272,544,142	238,787,951
NET ASSETS	$810,509,706	$184,812,748	$1,035,295,181	$1,933,551,675	$3,064,477,039
Outstanding beneficial interest shares of $0.001 par value (unlimited number of shares authorized)	9,600,000	6,100,000	15,200,000	21,850,000	89,850,000
Net asset value per share	$84.43	$30.30	$68.11	$88.49	$34.11
[1] Includes market value of securities out on loan of:	$1,605,427	$421,554	$9,183,070	$2,678,592	$73,769,348

[2] Investments in securities include investment of cash collateral for securities loaned (see Schedule of Investments for additional information).

See Notes to Financial Statements.

112	WisdomTree Domestic Equity Funds

Statements of Assets and Liabilities (continued)

WisdomTree Domestic Equity Funds

March 31, 2018

	WisdomTree U.S. MidCap Earnings Fund	WisdomTree U.S. Multifactor Fund	WisdomTree U.S. Quality Dividend Growth Fund	WisdomTree U.S. Quality Shareholder Yield Fund	WisdomTree U.S. SmallCap Dividend Fund
ASSETS:

Investments, at cost	$970,225,102	$5,568,618	$1,872,713,158	$43,969,156	$2,057,928,332

Investment in affiliates, at cost (Note 3)	2,073,717	—	—	—	10,467,137
Investments in securities, at value[1,2] (Note 2)	1,060,174,113	5,645,506	2,063,509,388	44,786,099	2,066,434,623

Investment in affiliates, at value (Note 3)	2,110,629	—	—	—	10,549,153

Cash	1,060,438	13,146	1,407,551	33,845	1,851,151

Receivables:

Investment securities sold	—	—	5,392,421	—	—

Capital shares sold	—	—	7,954,872	—	—

Dividends	1,586,486	5,198	1,883,073	56,960	5,946,560

Securities lending income	56,958	59	3,379	248	254,747
Total Assets	1,064,988,624	5,663,909	2,080,150,684	44,877,152	2,085,036,234
LIABILITIES:

Payables:

Cash collateral received for securities loaned (Note 2)	29,485,872	67,574	1,751,217	395,892	119,114,409

Investment securities purchased	—	12,615	13,586,296	—	—

Advisory fees (Note 3)	334,437	1,321	499,995	14,620	637,095

Service fees (Note 2)	3,885	22	7,856	170	7,412
Total Liabilities	29,824,194	81,532	15,845,364	410,682	119,758,916
NET ASSETS	$1,035,164,430	$5,582,377	$2,064,305,320	$44,466,470	$1,965,277,318
NET ASSETS:

Paid-in capital	$972,196,552	$5,571,330	$1,878,331,416	$43,926,785	$2,036,056,719

Undistributed net investment income	1,228,287	5,315	480,177	27,184	1,179,069

Accumulated net realized loss on investments	(28,246,332)	(71,156)	(5,302,503)	(304,442)	(80,546,777)

Net unrealized appreciation on investments	89,985,923	76,888	190,796,230	816,943	8,588,307
NET ASSETS	$1,035,164,430	$5,582,377	$2,064,305,320	$44,466,470	$1,965,277,318
Outstanding beneficial interest shares of $0.001 par value (unlimited number of shares authorized)	26,800,000	200,000	51,200,000	550,000	71,650,000
Net asset value per share	$38.63	$27.91	$40.32	$80.85	$27.43
[1] Includes market value of securities out on loan of:	$42,859,326	$66,083	$5,471,938	$608,291	$226,965,658

[2] Investments in securities include investment of cash collateral for securities loaned (see Schedule of Investments for additional information).

See Notes to Financial Statements.

WisdomTree Domestic Equity Funds	113

Statements of Assets and Liabilities (concluded)

WisdomTree Domestic Equity Funds

March 31, 2018

	WisdomTree U.S. SmallCap Earnings Fund	WisdomTree U.S. SmallCap Quality Dividend Growth Fund	WisdomTree U.S. Total Dividend Fund	WisdomTree U.S. Total Earnings Fund
ASSETS:

Investments, at cost	$580,166,441	$106,186,785	$470,522,675	$57,559,091

Investment in affiliates, at cost (Note 3)	607,610	—	10,364	—
Investments in securities, at value[1,2] (Note 2)	630,976,982	106,836,383	579,435,736	70,153,648

Investment in affiliates, at value (Note 3)	681,155	—	11,117	—

Cash	367,524	167,353	500,481	49,308

Receivables:

Dividends	455,423	202,476	975,389	75,829

Securities lending income	92,533	8,415	4,021	784
Total Assets	632,573,617	107,214,627	580,926,744	70,279,569
LIABILITIES:

Payables:

Cash collateral received for securities loaned (Note 2)	43,382,452	5,972,237	1,550,841	315,983

Investment securities purchased	—	148,400	—	—

Advisory fees (Note 3)	189,759	33,433	142,159	17,020

Service fees (Note 2)	2,202	387	2,236	267
Total Liabilities	43,574,413	6,154,457	1,695,236	333,270
NET ASSETS	$588,999,204	$101,060,170	$579,231,508	$69,946,299
NET ASSETS:

Paid-in capital	$564,601,806	$109,229,080	$478,649,466	$58,273,160

Undistributed net investment income	377,733	36,508	60,597	66,563

Accumulated net realized loss on investments	(26,864,421)	(8,855,016)	(8,392,369)	(987,981)

Net unrealized appreciation on investments	50,884,086	649,598	108,913,814	12,594,557
NET ASSETS	$588,999,204	$101,060,170	$579,231,508	$69,946,299
Outstanding beneficial interest shares of $0.001 par value (unlimited number of shares authorized)	16,500,000	2,950,000	6,500,000	2,250,000
Net asset value per share	$35.70	$34.26	$89.11	$31.09
[1] Includes market value of securities out on loan of:	$68,673,262	$7,723,551	$4,376,439	$523,001

[2] Investments in securities include investment of cash collateral for securities loaned (see Schedule of Investments for additional information).

See Notes to Financial Statements.

114	WisdomTree Domestic Equity Funds

Statements of Operations

WisdomTree Domestic Equity Funds

For the Year Ended March 31, 2018

	WisdomTree U.S. Dividend ex- Financials Fund	WisdomTree U.S. Earnings 500 Fund	WisdomTree U.S. High Dividend Fund	WisdomTree U.S. LargeCap Dividend Fund	WisdomTree U.S. MidCap Dividend Fund
INVESTMENT INCOME:

Dividends[1]	$31,290,021	$3,173,888	$42,761,965	$55,646,381	$77,757,967

Dividends from affiliates (Note 3)	87,271	15,936	125,565	137,109	161,342

Securities lending income (Note 2)	88,353	5,020	121,828	40,698	1,099,644
Total investment income	31,465,645	3,194,844	43,009,358	55,824,188	79,018,953
EXPENSES:

Advisory fees (Note 3)	3,320,076	428,271	4,602,234	5,540,671	11,335,796

Service fees (Note 2)	38,443	6,731	53,290	87,068	131,257

Legal fees (Note 2)	—	—	784	—	2,579
Total expenses	3,358,519	435,002	4,656,308	5,627,739	11,469,632
Expense waivers (Note 3)	(7,479)	(290)	(10,032)	(7,397)	(12,950)
Net expenses	3,351,040	434,712	4,646,276	5,620,342	11,456,682
Net investment income	28,114,605	2,760,132	38,363,082	50,203,846	67,562,271
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) from:

Investment transactions	47,934,898	4,906,978	27,235,775	51,142,229	14,712,475

Investment transactions in affiliates (Note 3)	26,152	(4,626)	17,141	(4,074)	313,867

In-kind redemptions	20,128,893	671,581	70,691,535	54,919,366	136,575,890
Net realized gain	68,089,943	5,573,933	97,944,451	106,057,521	151,602,232
Net increase (decrease) in unrealized appreciation/depreciation	(45,889,978)	8,714,316	(97,797,886)	22,735,417	(11,367,758)
Net realized and unrealized gain on investments	22,199,965	14,288,249	146,565	128,792,938	140,234,474
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$50,314,570	$17,048,381	$38,509,647	$178,996,784	$207,796,745
[1] Net of foreign withholding tax of:	—	—	—	—	$1

See Notes to Financial Statements.

WisdomTree Domestic Equity Funds	115

Statements of Operations (continued)

WisdomTree Domestic Equity Funds

For the Year or Period Ended March 31, 2018

	WisdomTree U.S. MidCap Earnings Fund	WisdomTree U.S. Multifactor Fund[1]	WisdomTree U.S. Quality Dividend Growth Fund	WisdomTree U.S. Quality Shareholder Yield Fund	WisdomTree U.S. SmallCap Dividend Fund
INVESTMENT INCOME:

Dividends[2]	$14,193,214	$47,549	$39,254,940	$833,188	$62,812,024

Dividends from affiliates (Note 3)	66,712	—	—	2,263	352,211

Interest	220	—	—	7	902

Non-cash dividends	—	—	—	—	190,987

Securities lending income (Note 2)	544,068	477	54,426	7,960	2,494,405
Total investment income	14,804,214	48,026	39,309,366	843,418	65,850,529
EXPENSES:

Advisory fees (Note 3)	3,442,012	6,917	4,844,182	172,166	7,558,121

Service fees (Note 2)	39,855	109	76,122	1,992	87,515
Total expenses	3,481,867	7,026	4,920,304	174,158	7,645,636
Expense waivers (Note 3)	(6,326)	—	—	(461)	(26,919)
Net expenses	3,475,541	7,026	4,920,304	173,697	7,618,717
Net investment income	11,328,673	41,000	34,389,062	669,721	58,231,812
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) from:

Investment transactions	37,792,314	(71,363)	19,865,983	6,829,954	38,767,819

Investment transactions in affiliates (Note 3)	175,267	—	—	17,903	655,435

In-kind redemptions	41,582,767	283,291	115,597,623	1,489,716	126,889,262
Net realized gain	79,550,348	211,928	135,463,606	8,337,573	166,312,516
Net increase (decrease) in unrealized appreciation/depreciation	(2,203,034)	76,888	59,521,255	(2,235,918)	(128,397,813)
Net realized and unrealized gain on investments	77,347,314	288,816	194,984,861	6,101,655	37,914,703
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$88,675,987	$329,816	$229,373,923	$6,771,376	$96,146,515
[1] For the period June 29, 2017 (commencement of operations) through March 31, 2018.
[2] Net of foreign withholding tax of:	$5,994	—	—	$71	—

See Notes to Financial Statements.

116	WisdomTree Domestic Equity Funds

Statements of Operations (concluded)

WisdomTree Domestic Equity Funds

For the Year Ended March 31, 2018

	WisdomTree U.S. SmallCap Earnings Fund	WisdomTree U.S. SmallCap Quality Dividend Growth Fund	WisdomTree U.S. Total Dividend Fund	WisdomTree U.S. Total Earnings Fund
INVESTMENT INCOME:

Dividends[1]	$6,742,277	$2,575,405	$17,076,486	$1,351,658

Dividends from affiliates (Note 3)	22,415	—	16,754	—

Interest	—	88	—	2

Securities lending income (Note 2)	938,510	112,821	45,819	8,903
Total investment income	7,703,202	2,688,314	17,139,059	1,360,563
EXPENSES:

Advisory fees (Note 3)	1,995,482	389,262	1,684,933	187,053

Service fees (Note 2)	23,106	4,507	26,477	2,939

Legal fees (Note 2)	—	—	324	—
Total expenses	2,018,588	393,769	1,711,734	189,992
Expense waivers (Note 3)	(3,669)	—	(1,350)	—
Net expenses	2,014,919	393,769	1,710,384	189,992
Net investment income	5,688,283	2,294,545	15,428,675	1,170,571
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) from:

Investment transactions	15,595,354	(3,769,594)	15,048,001	3,663,032

Investment transactions in affiliates (Note 3)	169,312	—	106,125	—

In-kind redemptions	29,317,764	10,413,423	24,186,078	1,609,768
Net realized gain	45,082,430	6,643,829	39,340,204	5,272,800
Net increase (decrease) in unrealized appreciation/depreciation	7,485,991	(2,756,291)	(4,054,877)	1,491,776
Net realized and unrealized gain on investments	52,568,421	3,887,538	35,285,327	6,764,576
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$58,256,704	$6,182,083	$50,714,002	$7,935,147
[1] Net of foreign withholding tax of:	$898	—	—	$113

See Notes to Financial Statements.

WisdomTree Domestic Equity Funds	117

Statements of Changes in Net Assets

WisdomTree Domestic Equity Funds

	WisdomTree U.S. Dividend ex-Financials Fund		WisdomTree U.S. Earnings 500 Fund		WisdomTree U.S. High Dividend Fund
	For the Year Ended March 31, 2018	For the Year Ended March 31, 2017	For the Year Ended March 31, 2018	For the Year Ended March 31, 2017	For the Year Ended March 31, 2018	For the Year Ended March 31, 2017
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:

Net investment income	$28,114,605	$30,053,659	$2,760,132	$2,335,052	$38,363,082	$39,012,772

Net realized gain on investments	68,089,943	65,773,468	5,573,933	5,280,772	97,944,451	74,229,435

Net increase (decrease) in unrealized appreciation/depreciation on investments	(45,889,978)	21,000,511	8,714,316	13,715,835	(97,797,886)	22,022,849
Net increase in net assets resulting from operations	50,314,570	116,827,638	17,048,381	21,331,659	38,509,647	135,265,056
DIVIDENDS AND DISTRIBUTIONS:

Net investment income	(28,141,027)	(31,847,340)	(2,586,608)	(2,481,560)	(38,366,808)	(42,845,450)

Return of capital	—	(595,266)	—	—	—	—
Total dividends and distributions	(28,141,027)	(32,442,606)	(2,586,608)	(2,481,560)	(38,366,808)	(42,845,450)
CAPITAL SHARE TRANSACTIONS:

Net proceeds from sale of shares	—	19,149,617	41,622,216	3,956,554	107,537,497	328,739,201

Cost of shares redeemed	(115,015,958)	(116,375,234)	(1,525,680)	(10,963,876)	(335,753,622)	(183,152,735)
Net increase (decrease) in net assets resulting from capital share transactions	(115,015,958)	(97,225,617)	40,096,536	(7,007,322)	(228,216,125)	145,586,466
Net Increase (Decrease) in Net Assets	(92,842,415)	(12,840,585)	54,558,309	11,842,777	(228,073,286)	238,006,072
NET ASSETS:

Beginning of year	$903,352,121	$916,192,706	$130,254,439	$118,411,662	$1,263,368,467	$1,025,362,395

End of year	$810,509,706	$903,352,121	$184,812,748	$130,254,439	$1,035,295,181	$1,263,368,467
Undistributed (Distributions in excess of) net investment income included in net assets at end of year	$—	$(5)	$171,084	$(2,782)	$(1,168)	$(21,277)
SHARES CREATED AND REDEEMED:

Shares outstanding, beginning of year	10,950,000	12,150,000	4,800,000 [1]	5,100,000 [1]	18,450,000	16,200,000

Shares created	—	250,000	1,350,000 [1]	150,000 [1]	1,500,000	5,000,000

Shares redeemed	(1,350,000)	(1,450,000)	(50,000)[1]	(450,000)[1]	(4,750,000)	(2,750,000)
Shares outstanding, end of year	9,600,000	10,950,000	6,100,000 [1]	4,800,000 [1]	15,200,000	18,450,000
[1]	Shares were adjusted to reflect a 3:1 stock split effective November 10, 2017.

See Notes to Financial Statements.

118	WisdomTree Domestic Equity Funds

Statements of Changes in Net Assets (continued)

WisdomTree Domestic Equity Funds

	WisdomTree U.S. LargeCap Dividend Fund		WisdomTree U.S. MidCap Dividend Fund		WisdomTree U.S. MidCap Earnings Fund
	For the Year Ended March 31, 2018	For the Year Ended March 31, 2017	For the Year Ended March 31, 2018	For the Year Ended March 31, 2017	For the Year Ended March 31, 2018	For the Year Ended March 31, 2017
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:

Net investment income	$50,203,846	$49,585,997	$67,562,271	$55,037,084	$11,328,673	$10,894,486

Net realized gain on investments	106,057,521	101,999,534	151,602,232	160,953,022	79,550,348	48,567,285

Net increase (decrease) in unrealized appreciation/depreciation on investments	22,735,417	125,612,519	(11,367,758)	110,770,287	(2,203,034)	65,963,286
Net increase in net assets resulting from operations	178,996,784	277,198,050	207,796,745	326,760,393	88,675,987	125,425,057
DIVIDENDS AND DISTRIBUTIONS:

Net investment income	(49,979,017)	(52,615,941)	(66,312,628)	(61,113,780)	(10,100,147)	(11,824,696)

Return of capital	—	—	—	—	—	(741,270)
Total dividends and distributions	(49,979,017)	(52,615,941)	(66,312,628)	(61,113,780)	(10,100,147)	(12,565,966)
CAPITAL SHARE TRANSACTIONS:

Net proceeds from sale of shares	65,734,319	388,403,400	517,345,920	1,413,552,032	265,962,766	186,064,822

Cost of shares redeemed	(201,532,333)	(397,912,672)	(416,912,058)	(466,123,762)	(104,207,220)	(167,035,821)

Payments by sub-advisor (Note 3)	—	—	—	—	621	—
Net increase (decrease) in net assets resulting from capital share transactions	(135,798,014)	(9,509,272)	100,433,862	947,428,270	161,756,167	19,029,001
Net Increase (Decrease) in Net Assets	(6,780,247)	215,072,837	241,917,979	1,213,074,883	240,332,007	131,888,092
NET ASSETS:

Beginning of year	$1,940,331,922	$1,725,259,085	$2,822,559,060	$1,609,484,177	$794,832,423	$662,944,331

End of year	$1,933,551,675	$1,940,331,922	$3,064,477,039	$2,822,559,060	$1,035,164,430	$794,832,423
Undistributed (Distributions in excess of) net investment income included in net assets at end of year	$224,829	$—	$1,247,018	$(6,379)	$1,228,287	$(7,750)
SHARES CREATED AND REDEEMED:

Shares outstanding, beginning of year	23,400,000	23,500,000	86,850,000 [1]	56,100,000 [1]	22,550,000	22,050,000 [2]

Shares created	750,000	5,000,000	15,200,000 [1]	45,450,000 [1]	6,900,000	5,400,000 [2]

Shares redeemed	(2,300,000)	(5,100,000)	(12,200,000)[1]	(14,700,000)[1]	(2,650,000)	(4,900,000)[2]
Shares outstanding, end of year	21,850,000	23,400,000	89,850,000 [1]	86,850,000 [1]	26,800,000	22,550,000 [2]
[1]	Shares were adjusted to reflect a 3:1 stock split effective November 10, 2017.

[2]	Shares were adjusted to reflect a 3:1 stock split effective February 6, 2017.

See Notes to Financial Statements.

WisdomTree Domestic Equity Funds	119

Statements of Changes in Net Assets (continued)

WisdomTree Domestic Equity Funds

	WisdomTree U.S. Multifactor Fund	WisdomTree U.S. Quality Dividend Growth Fund		WisdomTree U.S. Quality Shareholder Yield Fund
	For the Period June 29, 2017* through March 31, 2018	For the Year Ended March 31, 2018	For the Year Ended March 31, 2017	For the Year Ended March 31, 2018	For the Year Ended March 31, 2017
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:

Net investment income	$41,000	$34,389,062	$18,908,084	$669,721	$2,356,573

Net realized gain on investments	211,928	135,463,606	10,777,287	8,337,573	20,364,475

Net increase (decrease) in unrealized appreciation/depreciation on investments	76,888	59,521,255	113,184,310	(2,235,918)	(927,870)
Net increase in net assets resulting from operations	329,816	229,373,923	142,869,681	6,771,376	21,793,178
DIVIDENDS:

Net investment income	(35,735)	(34,344,320)	(19,234,813)	(642,537)	(2,540,819)
CAPITAL SHARE TRANSACTIONS:

Net proceeds from sale of shares	8,103,820	1,022,866,864	700,242,109	—	190,017,019

Cost of shares redeemed	(2,815,624)	(444,009,619)	(128,810,462)	(21,380,227)	(287,613,103)

Payments by sub-advisor (Note 3)	—	1,034	—	—	—
Net increase (decrease) in net assets resulting from capital share transactions	5,288,196	578,858,279	571,431,647	(21,380,227)	(97,596,084)
Net Increase (Decrease) in Net Assets	5,582,277	773,887,882	695,066,515	(15,251,388)	(78,343,725)
NET ASSETS:

Beginning of period	$100	$1,290,417,438	$595,350,923	$59,717,858	$138,061,583

End of period	$5,582,377	$2,064,305,320	$1,290,417,438	$44,466,470	$59,717,858
Undistributed net investment income included in net assets at end of period	$5,315	$480,177	$435,435	$27,184	$—
SHARES CREATED AND REDEEMED:

Shares outstanding, beginning of period	4	36,400,000	19,050,000	850,000	2,200,000

Shares created	300,000	25,950,000	21,200,000	—	2,850,000

Shares redeemed	(100,004)	(11,150,000)	(3,850,000)	(300,000)	(4,200,000)
Shares outstanding, end of period	200,000	51,200,000	36,400,000	550,000	850,000
*	Commencement of operations.

See Notes to Financial Statements.

120	WisdomTree Domestic Equity Funds

Statements of Changes in Net Assets (continued)

WisdomTree Domestic Equity Funds

	WisdomTree U.S. SmallCap Dividend Fund		WisdomTree U.S. SmallCap Earnings Fund		WisdomTree U.S. SmallCap Quality Dividend Growth Fund
	For the Year Ended March 31, 2018	For the Year Ended March 31, 2017	For the Year Ended March 31, 2018	For the Year Ended March 31, 2017	For the Year Ended March 31, 2018	For the Year Ended March 31, 2017
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:

Net investment income	$58,231,812	$45,077,236	$5,688,283	$4,393,122	$2,294,545	$1,517,383

Net realized gain on investments	166,312,516	170,534,981	45,082,430	49,135,056	6,643,829	5,885,590

Net increase (decrease) in unrealized appreciation/depreciation on investments	(128,397,813)	77,624,833	7,485,991	42,224,065	(2,756,291)	2,158,894
Net increase in net assets resulting from operations	96,146,515	293,237,050	58,256,704	95,752,243	6,182,083	9,561,867
DIVIDENDS:

Net investment income	(57,037,610)	(53,414,249)	(5,289,781)	(5,286,342)	(2,305,555)	(1,556,351)
CAPITAL SHARE TRANSACTIONS:

Net proceeds from sale of shares	319,890,735	1,114,624,891	114,044,143	144,725,986	38,327,495	88,367,814

Cost of shares redeemed	(369,197,048)	(595,631,774)	(68,383,642)	(114,787,001)	(43,641,576)	(29,083,798)

Payments by sub-advisor (Note 3)	1,245	—	2,213	—	—	—
Net increase (decrease) in net assets resulting from capital share transactions	(49,305,068)	518,993,117	45,662,714	29,938,985	(5,314,081)	59,284,016
Net Increase (Decrease) in Net Assets	(10,196,163)	758,815,918	98,629,637	120,404,886	(1,437,553)	67,289,532
NET ASSETS:

Beginning of year	$1,975,473,481	$1,216,657,563	$490,369,567	$369,964,681	$102,497,723	$35,208,191

End of year	$1,965,277,318	$1,975,473,481	$588,999,204	$490,369,567	$101,060,170	$102,497,723
Undistributed (Distributions in excess of) net investment income included in net assets at end of year	$1,179,069	$(29,812)	$377,733	$(22,507)	$36,508	$46,675
SHARES CREATED AND REDEEMED:

Shares outstanding, beginning of year	73,500,000 [1]	53,100,000 [1]	15,250,000	14,400,000 [2]	3,100,000	1,250,000

Shares created	11,300,000 [1]	42,150,000 [1]	3,200,000	4,450,000 [2]	1,100,000	2,700,000

Shares redeemed	(13,150,000)[1]	(21,750,000)[1]	(1,950,000)	(3,600,000)[2]	(1,250,000)	(850,000)
Shares outstanding, end of year	71,650,000 [1]	73,500,000 [1]	16,500,000	15,250,000 [2]	2,950,000	3,100,000
[1]	Shares were adjusted to reflect a 3:1 stock split effective November 10, 2017.

[2]	Shares were adjusted to reflect a 3:1 stock split effective February 6, 2017.

See Notes to Financial Statements.

WisdomTree Domestic Equity Funds	121

Statements of Changes in Net Assets (concluded)

WisdomTree Domestic Equity Funds

	WisdomTree U.S. Total Dividend Fund		WisdomTree U.S. Total Earnings Fund
	For the Year Ended March 31, 2018	For the Year Ended March 31, 2017	For the Year Ended March 31, 2018	For the Year Ended March 31, 2017
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:

Net investment income	$15,428,675	$13,864,673	$1,170,571	$1,131,149

Net realized gain on investments	39,340,204	14,850,082	5,272,800	990,323

Net increase (decrease) in unrealized appreciation/depreciation on investments	(4,054,877)	51,624,180	1,491,776	8,735,404
Net increase in net assets resulting from operations	50,714,002	80,338,935	7,935,147	10,856,876
DIVIDENDS AND DISTRIBUTIONS:

Net investment income	(15,363,975)	(15,055,118)	(1,103,114)	(1,209,582)

Return of capital	—	—	—	(13,120)
Total dividends and distributions	(15,363,975)	(15,055,118)	(1,103,114)	(1,222,702)
CAPITAL SHARE TRANSACTIONS:

Net proceeds from sale of shares	30,667,395	40,010,132	4,955,325	—

Cost of shares redeemed	(58,290,258)	(27,498,605)	(4,595,880)	(4,083,329)

Payments by sub-advisor (Note 3)	662	—	—	—
Net increase (decrease) in net assets resulting from capital share transactions	(27,622,201)	12,511,527	359,445	(4,083,329)
Net Increase in Net Assets	7,727,826	77,795,344	7,191,478	5,550,845
NET ASSETS:

Beginning of year	$571,503,682	$493,708,338	$62,754,821	$57,203,976

End of year	$579,231,508	$571,503,682	$69,946,299	$62,754,821
Undistributed (Distributions in excess of) net investment income included in net assets at end of year	$60,597	$(14,836)	$66,563	$(1,156)
SHARES CREATED AND REDEEMED:

Shares outstanding, beginning of year	6,800,000	6,650,000	2,250,000 [1]	2,400,000 [1]

Shares created	350,000	500,000	150,000 [1]	— [1]

Shares redeemed	(650,000)	(350,000)	(150,000)[1]	(150,000)[1]
Shares outstanding, end of year	6,500,000	6,800,000	2,250,000 [1]	2,250,000 [1]
[1]	Shares were adjusted to reflect a 3:1 stock split effective November 10, 2017.

See Notes to Financial Statements.

122	WisdomTree Domestic Equity Funds

Financial Highlights

WisdomTree Domestic Equity Funds

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree U.S. Dividend ex-Financials Fund	For the Year Ended March 31, 2018	For the Year Ended March 31, 2017	For the Year Ended March 31, 2016	For the Year Ended March 31, 2015	For the Year Ended March 31, 2014
Net asset value, beginning of year	$82.50	$75.41	$75.82	$70.27	$62.03
Investment operations:
Net investment income[1]	2.73	2.52	2.46	2.47	2.00
Net realized and unrealized gain (loss)	1.96	7.31	(0.38)	5.38	8.22
Total from investment operations	4.69	9.83	2.08	7.85	10.22
Dividends and distributions to shareholders:
Net investment income	(2.76)	(2.69)	(2.49)	(2.30)	(1.98)
Return of capital	—	(0.05)	—	—	—
Total dividends and distributions to shareholders	(2.76)	(2.74)	(2.49)	(2.30)	(1.98)
Net asset value, end of year	$84.43	$82.50	$75.41	$75.82	$70.27

TOTAL RETURN[2]	5.71%	13.27%	2.96%	11.27%	16.75%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000’s omitted)	$810,510	$903,352	$916,193	$1,250,987	$1,127,812
Ratios to average net assets[3] of:
Expenses[4]	0.38%	0.38%	0.38%	0.39%[5]	0.38%
Net investment income	3.22%	3.21%	3.39%	3.34%	3.06%
Portfolio turnover rate[6]	34%	33%	32%	32%	35%

WisdomTree U.S. Earnings 500 Fund	For the Year Ended March 31, 2018[7]	For the Year Ended March 31, 2017[7]	For the Year Ended March 31, 2016[7]	For the Year Ended March 31, 2015[7]	For the Year Ended March 31, 2014[7]
Net asset value, beginning of year	$27.14	$23.22	$23.83	$21.80	$18.15
Investment operations:
Net investment income[1]	0.53	0.48	0.49	0.45	0.38
Net realized and unrealized gain (loss)	3.11	3.95	(0.60)	2.00	3.63
Total from investment operations	3.64	4.43	(0.11)	2.45	4.01
Dividends to shareholders:
Net investment income	(0.48)	(0.51)	(0.50)	(0.42)	(0.36)
Net asset value, end of year	$30.30	$27.14	$23.22	$23.83	$21.80

TOTAL RETURN[2]	13.49%	19.31%	(0.45)%	11.28%	22.24%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000’s omitted)	$184,813	$130,254	$118,412	$139,386	$101,351
Ratios to average net assets[3] of:
Expenses	0.28%[4]	0.28%	0.28%[4]	0.29%[4,5]	0.28%
Net investment income	1.80%	1.94%	2.11%	1.93%	1.89%
Portfolio turnover rate[6]	17%	19%	18%	16%	15%
[1]	Based on average shares outstanding.

[2]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. For the periods in which the investment advisor waived advisory fees, the total return would have been lower if certain expenses had not been waived (Notes 2 and 3).

[3]	The ratios to average net assets do not include net investment income (loss) or expenses of other funds in which the Fund invests.

[4]	The expense ratio includes investment advisory fee waivers. Without these investment advisory fee waivers, the expense ratio would have been unchanged.

[5]

Included in the expense ratio are proxy expenses. Without these proxy expenses, the expense ratio would have been 0.38% and 0.28%, for WisdomTree U.S. Dividend ex-Financials Fund and WisdomTree U.S. Earnings 500 Fund, respectively.

[6]

Portfolio turnover rate is not annualized and excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation.

[7]	Per share amounts were adjusted to reflect a 3:1 stock split effective November 10, 2017.

See Notes to Financial Statements.

WisdomTree Domestic Equity Funds	123

Financial Highlights (continued)

WisdomTree Domestic Equity Funds

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree U.S. High Dividend Fund	For the Year Ended March 31, 2018	For the Year Ended March 31, 2017	For the Year Ended March 31, 2016	For the Year Ended March 31, 2015	For the Year Ended March 31, 2014
Net asset value, beginning of year	$68.48	$63.29	$60.74	$56.57	$51.17
Investment operations:
Net investment income[1]	2.21	2.10	2.10	1.95	1.77
Net realized and unrealized gain (loss)	(0.34)	5.39	2.50	4.03	5.37
Total from investment operations	1.87	7.49	4.60	5.98	7.14
Dividends to shareholders:
Net investment income	(2.24)	(2.30)	(2.05)	(1.81)	(1.74)
Net asset value, end of year	$68.11	$68.48	$63.29	$60.74	$56.57

TOTAL RETURN[2]	2.69%	12.02%	7.88%	10.64%	14.24%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000’s omitted)	$1,035,295	$1,263,368	$1,025,362	$1,059,849	$797,595
Ratios to average net assets[3] of:
Expenses[4]	0.38%[5]	0.38%[5]	0.38%[5]	0.39%[6]	0.38%
Net investment income	3.17%	3.17%	3.53%	3.25%	3.31%
Portfolio turnover rate[7]	17%	23%	20%	27%	30%

WisdomTree U.S. LargeCap Dividend Fund	For the Year Ended March 31, 2018	For the Year Ended March 31, 2017	For the Year Ended March 31, 2016	For the Year Ended March 31, 2015	For the Year Ended March 31, 2014
Net asset value, beginning of year	$82.92	$73.42	$73.27	$67.60	$58.94
Investment operations:
Net investment income[1]	2.22	2.04	2.01	1.86	1.65
Net realized and unrealized gain	5.57	9.63	0.13	5.59	8.64
Total from investment operations	7.79	11.67	2.14	7.45	10.29
Dividends to shareholders:
Net investment income	(2.22)	(2.17)	(1.99)	(1.78)	(1.63)
Net asset value, end of year	$88.49	$82.92	$73.42	$73.27	$67.60

TOTAL RETURN[2]	9.44%	16.13%	3.04%	11.08%	17.70%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000’s omitted)	$1,933,552	$1,940,332	$1,725,259	$2,106,618	$1,821,886
Ratios to average net assets[3] of:
Expenses	0.28%[4]	0.28%[4]	0.28%[4]	0.29%[4,8]	0.28%
Net investment income	2.54%	2.63%	2.81%	2.59%	2.62%
Portfolio turnover rate[7]	10%	11%	11%	12%	11%
[1]	Based on average shares outstanding.

[2]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. For the periods in which the investment advisor waived advisory fees, the total return would have been lower if certain expenses had not been waived (Notes 2 and 3).

[3]	The ratios to average net assets do not include net investment income (loss) or expenses of other funds in which the Fund invests.

[4]	The expense ratio includes investment advisory fee waivers. Without these investment advisory fee waivers, the expense ratio would have been unchanged.

[5]	Included in the expense ratio are legal expenses. Without these legal expenses, the annualized expense ratio would have been unchanged.

[6]	Included in the expense ratio are proxy and legal expenses. Without these proxy and legal expenses, the expense ratio would have been 0.38%.

[7]

Portfolio turnover rate is not annualized and excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation.

[8]	Included in the expense ratio are proxy expenses. Without these proxy expenses, the expense ratio would have been 0.28%.

See Notes to Financial Statements.

124	WisdomTree Domestic Equity Funds

Financial Highlights (continued)

WisdomTree Domestic Equity Funds

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree U.S. MidCap Dividend Fund	For the Year Ended March 31, 2018[1]	For the Year Ended March 31, 2017[1]	For the Year Ended March 31, 2016[1]	For the Year Ended March 31, 2015[1]	For the Year Ended March 31, 2014[1]
Net asset value, beginning of year	$32.50	$28.69	$28.68	$25.66	$21.72
Investment operations:
Net investment income[2]	0.76	0.78	0.71	0.72	0.61
Net realized and unrealized gain	1.59	3.89	0.08	2.95	3.93
Total from investment operations	2.35	4.67	0.79	3.67	4.54
Dividends and distributions to shareholders:
Net investment income	(0.74)	(0.86)	(0.68)	(0.65)	(0.60)
Capital gains	—	—	(0.10)	—	—
Total dividends and distributions to shareholders	(0.74)	(0.86)	(0.78)	(0.65)	(0.60)
Net asset value, end of year	$34.11	$32.50	$28.69	$28.68	$25.66

TOTAL RETURN[3]	7.30%	16.52%	2.98%	14.46%	21.24%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000’s omitted)	$3,064,477	$2,822,559	$1,609,484	$1,595,896	$993,148
Ratios to average net assets[4] of:
Expenses[5]	0.38%[6]	0.38%[6]	0.38%	0.39%[7]	0.38%
Net investment income	2.26%	2.56%	2.60%	2.65%	2.58%
Portfolio turnover rate[8]	27%	33%	32%	30%	32%

WisdomTree U.S. MidCap Earnings Fund	For the Year Ended March 31, 2018	For the Year Ended March 31, 2017[9]	For the Year Ended March 31, 2016[9]	For the Year Ended March 31, 2015[9]	For the Year Ended March 31, 2014[9]
Net asset value, beginning of year	$35.25	$30.07	$32.14	$29.58	$23.52
Investment operations:
Net investment income[2]	0.47	0.50	0.40	0.42	0.33
Net realized and unrealized gain (loss)	3.32	5.25	(2.10)	2.52	6.04
Total from investment operations	3.79	5.75	(1.70)	2.94	6.37
Dividends and distributions to shareholders:
Net investment income	(0.41)	(0.54)	(0.37)	(0.38)	(0.31)
Return of capital	—	(0.03)	—	—	—
Total dividends and distributions to shareholders	(0.41)	(0.57)	(0.37)	(0.38)	(0.31)
Net asset value, end of year	$38.63	$35.25	$30.07	$32.14	$29.58

TOTAL RETURN[3]	10.77%[10]	19.31%	(5.29)%	9.99%	27.26%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000’s omitted)	$1,035,164	$794,832	$662,944	$737,532	$514,682
Ratios to average net assets[4] of:
Expenses[5]	0.38%	0.38%	0.38%	0.39%[11]	0.38%
Net investment income	1.25%	1.54%	1.32%	1.37%	1.24%
Portfolio turnover rate[8]	45%	42%	40%	36%	41%
[1]	Per share amounts were adjusted to reflect a 3:1 stock split effective November 10, 2017.

[2]	Based on average shares outstanding.

[3]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. For the periods in which the investment advisor waived advisory fees, the total return would have been lower if certain expenses had not been waived (Notes 2 and 3).

[4]	The ratios to average net assets do not include net investment income (loss) or expenses of other funds in which the Fund invests.

[5]	The expense ratio includes investment advisory fee waivers. Without these investment advisory fee waivers, the expense ratio would have been unchanged.

[6]	Included in the expense ratio are legal expenses. Without these legal expenses, the annualized expense ratio would have been unchanged.

[7]	Included in the expense ratio are proxy and legal expenses. Without these proxy and legal expenses, the expense ratio would have been 0.38%.

[8]

Portfolio turnover rate is not annualized and excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation.

[9]	Per share amounts were adjusted to reflect a 3:1 stock split effective February 6, 2017.

[10]	Includes a reimbursement from the sub-advisor for an operational error. Excluding the reimbursement, total return would have been unchanged (Note 3).

[11]	Included in the expense ratio are proxy expenses. Without these proxy expenses, the expense ratio would have been 0.38%.

See Notes to Financial Statements.

WisdomTree Domestic Equity Funds	125

Financial Highlights (continued)

WisdomTree Domestic Equity Funds

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree U.S. Multifactor Fund	For the Period June 29, 2017* through March 31, 2018
Net asset value, beginning of period	$24.75
Investment operations:
Net investment income[1]	0.34
Net realized and unrealized gain	3.09
Total from investment operations	3.43
Dividends to shareholders:
Net investment income	(0.27)
Net asset value, end of period	$27.91

TOTAL RETURN[2]	13.90%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$5,582
Ratios to average net assets of:
Expenses	0.28%[3]
Net investment income	1.66%[3]
Portfolio turnover rate[4]	143%

WisdomTree U.S. Quality Dividend Growth Fund	For the Year Ended March 31, 2018	For the Year Ended March 31, 2017	For the Year Ended March 31, 2016	For the Year Ended March 31, 2015	For the Period May 22, 2013* through March 31, 2014
Net asset value, beginning of period	$35.45	$31.25	$31.23	$27.95	$24.86
Investment operations:
Net investment income[1]	0.78	0.73	0.70	0.66	0.48
Net realized and unrealized gain (loss)	4.84	4.20	(0.02)	3.21	3.02
Total from investment operations	5.62	4.93	0.68	3.87	3.50
Dividends and distributions to shareholders:
Net investment income	(0.75)	(0.73)	(0.66)	(0.59)	(0.41)
Capital gains	—	—	—	(0.00)[5]	(0.00)[5]
Total dividends and distributions to shareholders	(0.75)	(0.73)	(0.66)	(0.59)	(0.41)
Net asset value, end of period	$40.32	$35.45	$31.25	$31.23	$27.95

TOTAL RETURN[2]	15.95%[6]	15.99%	2.25%	13.94%	14.19%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$2,064,305	$1,290,417	$595,351	$448,158	$104,802
Ratios to average net assets of:
Expenses	0.28%	0.28%	0.28%	0.29%[7]	0.28%[3]
Net investment income	1.99%	2.22%	2.30%	2.19%	2.11%[3]
Portfolio turnover rate[4]	29%	29%	32%	35%	31%
*	Commencement of operations.

[1]	Based on average shares outstanding.

[2]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized.

[3]	Annualized.

[4]

Portfolio turnover rate is not annualized and excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation.

[5]	Amount represents less than $0.005.

[6]	Includes a reimbursement from the sub-advisor for an operational error. Excluding the reimbursement, total return would have been unchanged (Note 3).

[7]	Included in the expense ratio are proxy expenses. Without these proxy expenses, the expense ratio would have been 0.28%.

See Notes to Financial Statements.

126	WisdomTree Domestic Equity Funds

Financial Highlights (continued)

WisdomTree Domestic Equity Funds

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree U.S. Quality Shareholder Yield Fund	For the Year Ended March 31, 2018[1]	For the Year Ended March 31, 2017[1]	For the Year Ended March 31, 2016[1]	For the Year Ended March 31, 2015[1]	For the Year Ended March 31, 2014[1]
Net asset value, beginning of year	$70.26	$62.76	$66.28	$58.57	$48.86
Investment operations:
Net investment income[2]	1.14	0.92	1.06	0.88	0.61
Net realized and unrealized gain (loss)	10.59	7.55	(3.70)	7.71	9.70
Total from investment operations	11.73	8.47	(2.64)	8.59	10.31
Dividends to shareholders:
Net investment income	(1.14)	(0.97)	(0.88)	(0.88)	(0.60)
Net asset value, end of year	$80.85	$70.26	$62.76	$66.28	$58.57

TOTAL RETURN[3]	16.77%	13.61%	(4.00)%	14.73%	21.20%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000’s omitted)	$44,466	$59,718	$138,062	$26,511	$26,357
Ratios to average net assets[4] of:
Expenses	0.38%[5]	0.38%	0.38%[5]	0.39%[5,6]	0.38%
Net investment income	1.48%	1.42%	1.68%	1.42%	1.14%
Portfolio turnover rate[7]	82%	106%	85%	63%	67%

WisdomTree U.S. SmallCap Dividend Fund	For the Year Ended March 31, 2018[8]	For the Year Ended March 31, 2017[8]	For the Year Ended March 31, 2016[8]	For the Year Ended March 31, 2015[8]	For the Year Ended March 31, 2014[8]
Net asset value, beginning of year	$26.88	$22.91	$23.99	$22.78	$19.02
Investment operations:
Net investment income[2]	0.81	0.70	0.69	0.66	0.62
Net realized and unrealized gain (loss)	0.53	4.09	(1.13)	1.20	3.70
Total from investment operations	1.34	4.79	(0.44)	1.86	4.32
Dividends to shareholders:
Net investment income	(0.79)	(0.82)	(0.64)	(0.65)	(0.56)
Net asset value, end of year	$27.43	$26.88	$22.91	$23.99	$22.78

TOTAL RETURN[3]	5.02%[9]	21.21%	(1.69)%	8.33%	22.99%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000’s omitted)	$1,965,277	$1,975,473	$1,216,658	$1,248,932	$1,062,525
Ratios to average net assets[4] of:
Expenses[5]	0.38%	0.38%	0.38%	0.39%[6]	0.38%
Net investment income	2.93%	2.75%	3.10%	2.86%	2.93%
Portfolio turnover rate[7]	36%	44%	33%	33%	42%
[1]

The information reflects the investment objective and strategy of the WisdomTree U.S. LargeCap Value Fund through December 17, 2017 and the investment objective and strategy of the WisdomTree U.S. Quality Shareholder Yield Fund thereafter.

[2]	Based on average shares outstanding.

[3]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. For the periods in which the investment advisor waived advisory fees, the total return would have been lower if certain expenses had not been waived (Notes 2 and 3).

[4]	The ratios to average net assets do not include net investment income (loss) or expenses of other funds in which the Fund invests.

[5]	The expense ratio includes investment advisory fee waivers. Without these investment advisory fee waivers, the expense ratio would have been unchanged.

[6]	Included in the expense ratio are proxy expenses. Without these proxy expenses, the expense ratio would have been 0.38%.

[7]

Portfolio turnover rate is not annualized and excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation.

[8]	Per share amounts were adjusted to reflect a 3:1 stock split effective November 10, 2017.

[9]	Includes a reimbursement from the sub-advisor for an operational error. Excluding the reimbursement, total return would have been unchanged (Note 3).

See Notes to Financial Statements.

WisdomTree Domestic Equity Funds	127

Financial Highlights (continued)

WisdomTree Domestic Equity Funds

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree U.S. SmallCap Earnings Fund	For the Year Ended March 31, 2018	For the Year Ended March 31, 2017[1]	For the Year Ended March 31, 2016[1]	For the Year Ended March 31, 2015[1]	For the Year Ended March 31, 2014[1]
Net asset value, beginning of year	$32.16	$25.69	$28.14	$27.13	$21.13
Investment operations:
Net investment income[2]	0.37	0.31	0.34	0.33	0.24
Net realized and unrealized gain (loss)	3.51	6.53	(2.48)	0.99	5.99
Total from investment operations	3.88	6.84	(2.14)	1.32	6.23
Dividends to shareholders:
Net investment income	(0.34)	(0.37)	(0.31)	(0.31)	(0.23)
Net asset value, end of year	$35.70	$32.16	$25.69	$28.14	$27.13

TOTAL RETURN[3]	12.09%[4]	26.75%	(7.60)%	4.89%	29.55%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000’s omitted)	$588,999	$490,370	$369,965	$422,121	$439,571
Ratios to average net assets[5] of:
Expenses	0.38%[6]	0.38%[6]	0.38%[6]	0.39%[6,7]	0.38%
Net investment income	1.08%	1.06%	1.31%	1.24%	0.98%
Portfolio turnover rate[8]	48%	51%	43%	43%	61%

WisdomTree U.S. SmallCap Quality Dividend Growth Fund	For the Year Ended March 31, 2018	For the Year Ended March 31, 2017	For the Year Ended March 31, 2016	For the Year Ended March 31, 2015	For the Period July 25, 2013* through March 31, 2014
Net asset value, beginning of period	$33.06	$28.17	$30.12	$28.43	$25.02
Investment operations:
Net investment income[2]	0.76	0.74	0.67	0.65	0.34
Net realized and unrealized gain (loss)	1.21	4.87	(2.02)	1.69	3.32
Total from investment operations	1.97	5.61	(1.35)	2.34	3.66
Dividends and distributions to shareholders:
Net investment income	(0.77)	(0.72)	(0.60)	(0.65)	(0.25)
Capital gains	—	—	—	(0.00)[9]	—
Total dividends and distributions to shareholders	(0.77)	(0.72)	(0.60)	(0.65)	(0.25)
Net asset value, end of period	$34.26	$33.06	$28.17	$30.12	$28.43

TOTAL RETURN[3]	5.97%	20.12%	(4.42)%	8.37%	14.66%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$101,060	$102,498	$35,208	$22,594	$24,163
Ratios to average net assets of:
Expenses	0.38%	0.38%	0.38%	0.39%[7]	0.38%[10]
Net investment income	2.24%	2.35%	2.43%	2.30%	1.82%[10]
Portfolio turnover rate[8]	51%	56%	50%	53%	71%
*	Commencement of operations.

[1]	Per share amounts were adjusted to reflect a 3:1 stock split effective February 6, 2017.

[2]	Based on average shares outstanding.

[3]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized. For the periods in which the investment advisor waived advisory fees for the WisdomTree U.S. SmallCap Earnings Fund, the total return would have been lower if certain expenses had not been waived (Notes 2 and 3).

[4]	Includes a reimbursement from the sub-advisor for an operational error. Excluding the reimbursement, total return would have been unchanged (Note 3).

[5]	The ratios to average net assets do not include net investment income (loss) or expenses of other funds in which the Fund invests.

[6]	The expense ratio includes investment advisory fee waivers. Without these investment advisory fee waivers, the expense ratio would have been unchanged.

[7]	Included in the expense ratio are proxy expenses. Without these proxy expenses, the expense ratio would have been 0.38%.

[8]

Portfolio turnover rate is not annualized and excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation.

[9]	Amount represents less than $0.005.

[10]	Annualized.

See Notes to Financial Statements.

128	WisdomTree Domestic Equity Funds

Financial Highlights (concluded)

WisdomTree Domestic Equity Funds

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree U.S. Total Dividend Fund	For the Year Ended March 31, 2018	For the Year Ended March 31, 2017	For the Year Ended March 31, 2016	For the Year Ended March 31, 2015	For the Year Ended March 31, 2014
Net asset value, beginning of year	$84.04	$74.24	$74.25	$68.29	$59.33
Investment operations:
Net investment income[1]	2.27	2.07	2.04	1.91	1.68
Net realized and unrealized gain (loss)	5.05	9.97	(0.03)	5.86	8.91
Total from investment operations	7.32	12.04	2.01	7.77	10.59
Dividends to shareholders:
Net investment income	(2.25)	(2.24)	(2.02)	(1.81)	(1.63)
Net asset value, end of year	$89.11	$84.04	$74.24	$74.25	$68.29

TOTAL RETURN[2]	8.76%[3]	16.47%	2.84%	11.47%	18.10%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000’s omitted)	$579,232	$571,504	$493,708	$582,862	$419,955
Ratios to average net assets[4] of:
Expenses	0.28%[5,6]	0.28%[5,6]	0.28%[5,6]	0.29%[5,7]	0.28%
Net investment income	2.56%	2.63%	2.83%	2.64%	2.65%
Portfolio turnover rate[8]	11%	12%	12%	13%	12%

WisdomTree U.S. Total Earnings Fund	For the Year Ended March 31, 2018[9]	For the Year Ended March 31, 2017[9]	For the Year Ended March 31, 2016[9]	For the Year Ended March 31, 2015[9]	For the Year Ended March 31, 2014[9]
Net asset value, beginning of year	$27.89	$23.83	$24.65	$22.60	$18.71
Investment operations:
Net investment income[1]	0.53	0.48	0.48	0.45	0.37
Net realized and unrealized gain (loss)	3.17	4.10	(0.78)	2.01	3.89
Total from investment operations	3.70	4.58	(0.30)	2.46	4.26
Dividends and distributions to shareholders:
Net investment income	(0.50)	(0.51)	(0.52)	(0.41)	(0.37)
Return of capital	—	(0.01)	—	—	—
Total dividends and distributions to shareholders	(0.50)	(0.52)	(0.52)	(0.41)	(0.37)
Net asset value, end of year	$31.09	$27.89	$23.83	$24.65	$22.60

TOTAL RETURN[2]	13.31%	19.39%	(1.18)%	10.93%	22.89%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000’s omitted)	$69,946	$62,755	$57,204	$107,209	$71,174
Ratios to average net assets of:
Expenses	0.28%	0.28%	0.28%	0.29%[10]	0.28%
Net investment income	1.75%	1.87%	2.00%	1.88%	1.81%
Portfolio turnover rate[8]	22%	19%	12%	16%	13%
[1]	Based on average shares outstanding.

[2]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. For the periods in which the investment advisor waived advisory fees for the WisdomTree U.S. Total Dividend Fund, the total return would have been lower if certain expenses had not been waived (Notes 2 and 3).

[3]	Includes a reimbursement from the sub-advisor for an operational error. Excluding the reimbursement, total return would have been unchanged (Note 3).

[4]	The ratios to average net assets do not include net investment income (loss) or expenses of other funds in which the Fund invests.

[5]	The expense ratio includes investment advisory fee waivers. Without these investment advisory fee waivers, the expense ratio would have been unchanged.

[6]	Included in the expense ratio are legal expenses. Without these legal expenses, the annualized expense ratio would have been unchanged.

[7]	Included in the expense ratio are proxy and legal expenses. Without these proxy and legal expenses, the expense ratio would have been 0.28%.

[8]

Portfolio turnover rate is not annualized and excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation.

[9]	Per share amounts were adjusted to reflect a 3:1 stock split effective November 10, 2017.

[10]	Included in the expense ratio are proxy expenses. Without these proxy expenses, the expense ratio would have been 0.28%.

See Notes to Financial Statements.

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Notes to Financial Statements

1. ORGANIZATION

WisdomTree Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust on December 15, 2005. As of March 31, 2018, the Trust consisted of 80 operational investment funds (each a “Fund”, collectively, the “Funds”). In accordance with Accounting Standards Update (“ASU”) 2013-08, Financial Services-Investment Companies, each Fund listed below qualifies as an investment company and is applying the accounting and reporting guidance for investment companies. These notes relate only to the Funds listed in the table below:

Fund	Commencement of Operations
WisdomTree U.S. Dividend ex-Financials Fund (“U.S. Dividend ex-Financials Fund’’) (formerly, WisdomTree Dividend ex-Financials Fund)	June 16, 2006
WisdomTree U.S. Earnings 500 Fund (“U.S. Earnings 500 Fund’’) (formerly, WisdomTree Earnings 500 Fund)	February 23, 2007
WisdomTree U.S. High Dividend Fund (“U.S. High Dividend Fund’’) (formerly, WisdomTree High Dividend Fund)	June 16, 2006
WisdomTree U.S. LargeCap Dividend Fund (“U.S. LargeCap Dividend Fund’’) (formerly, WisdomTree LargeCap Dividend Fund)	June 16, 2006
WisdomTree U.S. MidCap Dividend Fund (“U.S. MidCap Dividend Fund’’) (formerly, WisdomTree MidCap Dividend Fund)	June 16, 2006
WisdomTree U.S. MidCap Earnings Fund (“U.S. MidCap Earnings Fund’’) (formerly, WisdomTree MidCap Earnings Fund)	February 23, 2007
WisdomTree U.S. Multifactor Fund (“U.S. Multifactor Fund’’)	June 29, 2017
WisdomTree U.S. Quality Dividend Growth Fund (“U.S. Quality Dividend Growth Fund’’)	May 22, 2013
WisdomTree U.S. Quality Shareholder Yield Fund (“U.S. Quality Shareholder Yield Fund’’) (formerly, WisdomTree U.S. LargeCap Value Fund)	February 23, 2007
WisdomTree U.S. SmallCap Dividend Fund (“U.S. SmallCap Dividend Fund’’) (formerly, WisdomTree SmallCap Dividend Fund)	June 16, 2006
WisdomTree U.S. SmallCap Earnings Fund (“U.S. SmallCap Earnings Fund’’) (formerly, WisdomTree SmallCap Earnings Fund)	February 23, 2007
WisdomTree U.S. SmallCap Quality Dividend Growth Fund (“U.S. SmallCap Quality Dividend Growth Fund’’)	July 25, 2013
WisdomTree U.S. Total Dividend Fund (“U.S. Total Dividend Fund’’) (formerly, WisdomTree Total Dividend Fund)	June 16, 2006
WisdomTree U.S. Total Earnings Fund (“U.S. Total Earnings Fund’’) (formerly, WisdomTree Total Earnings Fund)	February 23, 2007

Each Fund, except the WisdomTree U.S. Quality Shareholder Yield Fund, seeks to track the price and yield performance, before fees and expenses, of a particular index (“Index”) developed by WisdomTree Investments, Inc. (“WisdomTree Investments’’). Effective December 18, 2017, the WisdomTree U.S. Quality Shareholder Yield Fund is actively managed using a rules-based model approach seeking income and capital appreciation. Prior to December 18, 2017, the WisdomTree U.S. Quality Shareholder Yield Fund was named the WisdomTree U.S. LargeCap Value Fund (formerly, WisdomTree LargeCap Value Fund prior to June 30, 2017) and sought to track the price and yield performance, before fees and expenses, of a particular Index developed by WisdomTree Investments. WisdomTree Investments is the parent company of WisdomTree Asset Management, Inc. (‘‘WTAM’’), the investment adviser to each Fund and the Trust. “WisdomTree” is a registered trademark of WisdomTree Investments and has been licensed for use by the Trust. Each Fund described herein is considered to be non-diversified.

In the normal course of business, the Funds may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and believes such exposure to be remote.

2. SIGNIFICANT ACCOUNTING POLICIES

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (the “Codification”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants.

The following is a summary of significant accounting policies followed by the Funds:

Use of Estimates — The preparation of financial statements in conformity with GAAP, requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in the net assets from operations during the reporting period. Actual results could differ from those estimates.

Investment Valuation — The net asset value (“NAV”) of each Fund’s shares is calculated each day a Fund is open for business as of the regularly scheduled close of regular trading on the New York Stock Exchange, normally 4:00 p.m. Eastern time (the “NAV Calculation Time”). NAV per share is calculated by dividing a Fund’s net assets by the number of Fund shares outstanding. Each Fund issues and redeems shares at NAV only in large blocks of shares known as creation units, which only certain institutions or large investors may purchase or redeem. Shares of each Fund are listed on a national securities exchange and trade at market prices. Most investors will buy and sell shares in the secondary market through brokers. Because Fund shares trade at market prices rather than

130	WisdomTree Domestic Equity Funds

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NAV, shares may trade at a price greater than NAV or less than NAV. In calculating each Fund’s NAV, investments are valued under policies approved by the Board of Trustees of the Trust (the “Board of Trustees”). Equity securities (including preferred stock) traded on any recognized U.S. or non-U.S. exchange are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Unlisted equity securities (including preferred stock) are valued at the last quoted sale price or, if no sale price is available, at the mean between the highest bid and lowest ask price. Fixed income securities (including short-term debt securities with remaining maturities of 60 days or less), if any, generally are valued at current market quotations or mean prices obtained from broker-dealers or independent pricing service providers. Broker-dealers or independent pricing service providers, in determining the value of securities, may consider such factors as recent transactions, indications from broker-dealers yields and quoted prices on similar securities, and market sentiment for the type of security. Each Fund may invest in money market funds which are valued at their NAV per share and exchange-traded funds (“ETFs” or “ETF”) or exchange-traded notes (“ETNs” or “ETN”) which are valued at their last sale or official closing price on the exchange on which they are principally traded or at their NAV per share in instances where the ETF or ETN has not traded on its principal exchange.

In certain instances, such as when reliable market valuations are not readily available or are not deemed to reflect current market values, a Fund’s investments will be fair valued in accordance with the Fund’s pricing policy. The Board of Trustees has established a pricing committee (the “Pricing Committee”) which is comprised of senior representatives of WTAM and which reports to the Board of Trustees on a quarterly basis. In the event that a financial instrument cannot be valued based upon a price from a national securities exchange, independent pricing service provider or broker-dealer quotation, or such prices are deemed to not reflect current market value, the Pricing Committee may value the financial instrument in good faith under the policies and procedures approved by the Board of Trustees based on current facts and circumstances. Securities that may be valued using “fair value” pricing may include, but are not limited to, securities for which there are no current market quotations, securities whose issuer is in default or bankruptcy, securities subject to corporate actions (such as mergers or reorganizations), securities subject to non-U.S. investment limits or currency controls, and securities affected by “significant events.” An example of a significant event is an event occurring after the close of the market in which a security trades but before a Fund’s next NAV Calculation Time that may materially affect the value of a Fund’s investment (e.g., government action, natural disaster, or significant market fluctuation). When fair value pricing is employed, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities.

Fair Value Measurement — In accordance with Codification Topic 820 (“ASC 820”), Fair Value Measurements and Disclosures, fair value is defined as the price that each Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 established a three-tier hierarchy of inputs to be used when determining fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk — for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including each Fund’s assumptions in determining the fair value of investments)

The inputs or methodology used for valuation are not necessarily an indication of the risk associated with investing in those investments.

Investments that use Level 2 or Level 3 inputs may include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (e.g., one that may not be publicly sold without registration under the Securities Act of 1933, as amended); (iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation or market activity; (vi) a security affected by currency controls or restrictions; and (vii) a security affected by a significant event (e.g., an event that occurs after the close of the markets on which the security is traded but before the time as of which a Fund’s NAV is computed and that may materially affect the value of the Fund’s investments).

The valuation techniques and significant inputs used in determining the fair market value measurements for Level 2 and Level 3 positions are as follows:

Financial instruments are generally valued by independent pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. Depending on the type of financial instrument, the independent

WisdomTree Domestic Equity Funds	131

Notes to Financial Statements (continued)

pricing service providers’ internal pricing models may use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Financial instruments that use similar valuation techniques and observable inputs as described above and have an appropriate level of market activity are categorized as Level 2 of the fair value hierarchy, otherwise a Level 3 fair value classification is appropriate.

Determination of a fair value by the Pricing Committee may include significant unobservable inputs and therefore would be reflected as a Level 3 of the fair value hierarchy. The Pricing Committee may employ a market-based valuation approach which may use, among other potential considerations, related or comparable securities, recent transactions, market multiples, and other relevant information to determine fair value. The Pricing Committee may also use an income-based valuation approach in which anticipated future cash flows of the financial instrument are discounted to calculate fair value. The Pricing Committee meets at least on a monthly basis to review and discuss the appropriateness of such fair values using more current information such as, recent security news, recent market transactions, updated corporate action information and/or other macro or security specific events. Also, when observable inputs become available, the Pricing Committee conducts back testing of the methodologies used to value Level 3 financial instruments to substantiate the unobservable inputs used to value those investments. Such back testing includes comparing Level 3 investment values to observable inputs such as exchange-traded prices, transaction prices, and/or vendor prices.

The following is a summary of the fair valuations according to the inputs used as of March 31, 2018 in valuing each Fund’s assets:

U.S. Dividend ex-Financials Fund	Level 1	Level 2	Level 3
Common Stocks*	$806,875,723	$—	$—
Exchange-Traded Funds	1,828,217	—	—
Investment of Cash Collateral for Securities Loaned	—	1,620,500	—
Total	$808,703,940	$1,620,500	$—

U.S. Earnings 500 Fund	Level 1	Level 2	Level 3
Common Stocks*	$184,363,490	$—	$—
Exchange-Traded Fund	204,565	—	—
Investment of Cash Collateral for Securities Loaned	—	164,281	—
Total	$184,568,055	$164,281	$—

U.S. High Dividend Fund	Level 1	Level 2	Level 3
Common Stocks*	$1,029,250,095	$—	$—
Exchange-Traded Fund	3,058,050	—	—
Investment of Cash Collateral for Securities Loaned	—	5,724,612	—
Total	$1,032,308,145	$5,724,612	$—

U.S. LargeCap Dividend Fund	Level 1	Level 2	Level 3
Common Stocks*	$1,930,117,114	$—	$—
Investment of Cash Collateral for Securities Loaned	—	897,917	—
Total	$1,930,117,114	$897,917	$—

U.S. MidCap Dividend Fund	Level 1	Level 2	Level 3
Common Stocks*	$3,054,879,762	$—	$—
Exchange-Traded Fund	1,487,251	—	—
Investment of Cash Collateral for Securities Loaned	—	47,791,085	—
Total	$3,056,367,013	$47,791,085	$—

132	WisdomTree Domestic Equity Funds

Notes to Financial Statements (continued)

U.S. MidCap Earnings Fund	Level 1	Level 2	Level 3
Common Stocks*	$1,030,688,241	$—	$—
Exchange-Traded Fund	2,110,629	—	—
Investment of Cash Collateral for Securities Loaned	—	29,485,872	—
Total	$1,032,798,870	$29,485,872	$—

U.S. Multifactor Fund	Level 1	Level 2	Level 3
Common Stocks*	$5,577,932	$—	$—
Investment of Cash Collateral for Securities Loaned	—	67,574	—
Total	$5,577,932	$67,574	$—

U.S. Quality Dividend Growth Fund	Level 1	Level 2	Level 3
Common Stocks*	$2,061,758,171	$—	$—
Investment of Cash Collateral for Securities Loaned	—	1,751,217	—
Total	$2,061,758,171	$1,751,217	$—

U.S. Quality Shareholder Yield Fund	Level 1	Level 2	Level 3
Common Stocks*	$44,390,207	$—	$—
Investment of Cash Collateral for Securities Loaned	—	395,892	—
Total	$44,390,207	$395,892	$—

U.S. SmallCap Dividend Fund	Level 1	Level 2	Level 3
Common Stocks*	$1,947,320,214	$—	$—
Exchange-Traded Fund	10,549,153	—	—
Investment of Cash Collateral for Securities Loaned	—	119,114,409	—
Total	$1,957,869,367	$119,114,409	$—

U.S. SmallCap Earnings Fund	Level 1	Level 2	Level 3
Common Stocks*	$587,594,530	$—	$—
Exchange-Traded Fund	681,155	—	—
Investment of Cash Collateral for Securities Loaned	—	43,382,452	—
Total	$588,275,685	$43,382,452	$—

U.S. SmallCap Quality Dividend Growth Fund	Level 1	Level 2	Level 3
Common Stocks*	$100,864,146	$—	$—
Investment of Cash Collateral for Securities Loaned	—	5,972,237	—
Total	$100,864,146	$5,972,237	$—

U.S. Total Dividend Fund	Level 1	Level 2	Level 3
Common Stocks*	$577,884,895	$—	$—
Exchange-Traded Fund	11,117	—	—
Investment of Cash Collateral for Securities Loaned	—	1,550,841	—
Total	$577,896,012	$1,550,841	$—

U.S. Total Earnings Fund	Level 1	Level 2	Level 3
Common Stocks*	$69,837,665	$—	$—
Investment of Cash Collateral for Securities Loaned	—	315,983	—
Total	$69,837,665	$315,983	$—
*	Please refer to the Schedule of Investments for a breakdown of the valuation by industry type and/or country.

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Notes to Financial Statements (continued)

There were no Level 3 securities at or during the fiscal year or period ended March 31, 2018.

The Funds have elected to use the beginning of period method for transfers between fair value measurement levels.

There were no transfers into or out of any fair value measurement levels during the fiscal year or period ended March 31, 2018.

Investment Transactions and Investment Income — Investment transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Dividend income (net of foreign taxes withheld, if any) is recognized on the ex-dividend date or as soon as practicable after the existence of a dividend declaration has been determined. Non-cash dividend income is recognized at the fair value of securities received on the ex-dividend date or as soon as practicable after the existence of a dividend declaration has been determined. Interest income (including amortization of premiums and accretion of discounts), net of any foreign taxes withheld, is accrued daily. Generally, amortization of premiums and accretion of discounts are recognized daily using the interest method (also known as the scientific amortization method). Income earned from securities lending activities (i.e. Securities lending income), net of fees payable to the securities borrower and/or securities lending agent, is accrued daily.

Expenses/Reimbursements — Under the investment advisory agreement for each Fund, except for Funds that commenced operations on or after March 26, 2013, WTAM has agreed to pay all expenses of the Trust, except for: (i) brokerage expenses and other expenses (such as stamp taxes) connected with the execution of portfolio transactions or in connection with creation and redemption transactions; (ii) legal fees or expenses in connection with any arbitration, litigation or pending or threatened arbitration or litigation, including any settlements in connection therewith; (iii) compensation and expenses of trustees who are not interested persons of the Funds (“Independent Trustees”); (iv) compensation and expenses of counsel to the Independent Trustees; (v) compensation and expenses of the Trust’s Chief Compliance Officer (‘‘CCO’’); (vi) extraordinary expenses; (vii) distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act; and (viii) the advisory fee payable to WTAM.

Under the investment advisory agreement for Funds that commenced operations on or after March 26, 2013, WTAM has agreed to pay all expenses of the Trust, except for: (i) brokerage expenses and other fees, charges, taxes, levies or expenses (such as stamp taxes) incurred in connection with the execution of portfolio transactions or in connection with creation and redemption transactions (including without limitation any fees, charges, taxes, levies or expenses related to the purchase or sale of an amount of any currency, or the partition or repatriation of any security or other asset, related to the execution of portfolio transactions or any creation or redemption transactions); (ii) legal fees or expenses in connection with any arbitration, litigation or pending or threatened arbitration or litigation, including any settlements in connection therewith; (iii) compensation and expenses of each Independent Trustee; (iv) compensation and expenses of counsel to the Independent Trustees; (v) compensation and expenses of the Trust’s CCO; (vi) extraordinary expenses (in each case as determined by a majority of the Independent Trustees); (vii) distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act; (viii) interest and taxes of any kind or nature (including, but not limited to, income, excise, transfer and withholding taxes); (ix) fees and expenses related to the provision of securities lending services; and (x) the advisory fee payable to WTAM.

Acquired fund fees and expenses (which are fees and expenses incurred indirectly by a Fund through its investments in certain underlying investment companies) are not operating expenses of the Funds and are not paid by WTAM.

During the fiscal year ended March 31, 2018, U.S. High Dividend Fund, U.S. MidCap Dividend Fund and U.S. Total Dividend Fund (the “Affected Funds”) incurred legal expenses (disclosed on the Statements of Operations in “Legal fees”) pertaining to litigation brought against former shareholders of Lyondell Chemical Company (“Lyondell”), such as the Affected Funds. The lawsuit seeks to recover amounts paid to former shareholders of Lyondell as fraudulent transfer in connection with the leveraged buyout of Lyondell by Basell AF S.C.A in December of 2007 after Lyondell filed for bankruptcy in 2008. On September 5, 2017, the bankruptcy judge of the U.S. Bankruptcy Court in New York dismissed the lawsuit with prejudice.

Pursuant to a separate contractual arrangement, WTAM arranges for the provision of CCO services with respect to each Fund, and is liable and responsible for, and administers, payments to the CCO, the Independent Trustees and counsel to the Independent Trustees. WTAM receives a fee, as shown on the Statements of Operations under “Service fees”, of up to 0.0044% per annum of each Fund’s average daily net assets for providing such services and paying such expenses. WTAM provides CCO services to the Trust.

Securities Lending — Each Fund may lend portfolio securities to certain creditworthy borrowers, including the Funds’ securities lending agent. It is the Funds’ policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral in the form of cash and/or high-grade debt obligations, equivalent to at least 100% of the market value of securities, is maintained at all times. The cash collateral can be invested in certain money market mutual funds which also have exposure to the fluctuations of the market. The values of the investments of cash collateral for securities on loan along with the obligations to return such collateral are included on the Statements of Assets and Liabilities. The total value of securities received as collateral for securities on loan is included in a footnote following each Schedule of Investments, but is not included within the Statements of Assets and Liabilities because the receiving

134	WisdomTree Domestic Equity Funds

Notes to Financial Statements (continued)

Fund does not have the right to sell or repledge the securities received as collateral. Each Fund receives compensation for lending its securities from interest or dividends earned on the cash or U.S. government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees, all of which are included in the securities lending income earned by the Funds and disclosed on the Statements of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. The borrower pays to the Funds an amount equal to any dividends or interest received on loaned securities. Dividends received while a security is out on loan are not considered Qualified Dividend Income (“QDI”) under the specific criteria issued by the Internal Revenue Service and are subject to taxation at the shareholder’s ordinary income tax rate instead of the lower long-term capital gains tax rate. Lending portfolio securities could result in a loss or delay in recovering each Fund’s securities if the borrower defaults.

Master Netting Arrangements — ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”) is generally intended to (i) help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a company’s financial position, (ii) improve transparency in the reporting of how companies mitigate credit risk, and (iii) facilitate comparisons between those entities that prepare their financial statements on the basis of GAAP and those entities that prepare their financial statements on the basis of international financial reporting standards. ASU 2011-11 requires entities to disclose (i) gross and net information about both instruments and transactions eligible for offset in the financial statements, and (ii) instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is limited in scope to the following financial instruments, to the extent they are offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement: (i) recognized derivative instruments accounted for under ASC 815 (Derivatives and Hedging); (ii) repurchase agreements and reverse repurchase agreements; and (iii) securities borrowing and securities lending transactions.

The Funds’ security lending activities are governed by a Securities Lending Authorization Agreement (“Lending Agreement”) between the Funds and the lending agent. The Lending Agreement authorizes the lending agent to lend qualifying U.S. and foreign securities held by a Fund to approved borrowers (each a “Borrower”). To mitigate borrower risk, a Fund typically receives from a Borrower, collateral in the form of U.S. dollar cash and/or securities issued or guaranteed by the U.S. government or its agencies in excess of the market value of the securities loaned. Under the provisions of the Lending Agreement, a Fund shall have, as to the collateral, all of the rights and remedies of a secured party under applicable law. A Fund is exposed to risk of loss if a Borrower defaults on its obligation to return borrowed securities and the value of the collateral a Fund received is insufficient to cover the market value of the securities loaned. Also, the lending agent is permitted to invest the cash collateral it receives from a Borrower into a money market fund which is subject to market fluctuation. Therefore, a Fund is exposed to risk of loss if the value of invested cash collateral is insufficient to satisfy the Fund’s obligation to return the full amount owed to such Borrower.

For financial reporting purposes, the Funds elect to not offset assets and liabilities subject to the Lending Agreement or similar arrangements in the Statements of Assets and Liabilities. Therefore, all qualifying transactions, if any at March 31, 2018, are presented on a gross basis in the Statements of Assets and Liabilities. As of March 31, 2018, certain of the Funds had securities on loan and the value of the related collateral received by each of those Funds exceeded the value of the securities loaned by each of those Funds. The value of the securities loaned by each Fund is located in the Statements of Assets and Liabilities in “Investments in securities, at value” and also in the footnotes below the Schedules of Investments. In addition, a breakout of the total amount of cash and non-cash securities lending collateral received is located in the footnotes below the Schedules of Investments.

Short-Term Investments — Each Fund may invest a portion of its assets in high-quality money market instruments on an ongoing basis to provide liquidity or for other reasons. The instruments include short-term obligations issued by the U.S. government, its agencies, non-U.S. government agencies, negotiable certificates of deposit (“CDs”), fixed time deposits and bankers’ acceptances of U.S. and foreign banks and similar institutions, commercial papers, repurchase agreements and money market funds. CDs are short-term negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Banker’s acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

Tax Information and Dividends and Distributions to Shareholders — It is each Fund’s policy to comply with all requirements of the Internal Revenue Code of 1986, as amended (the “Code”). Each Fund intends to qualify for and to elect treatment as a separate Regulated Investment Company (“RIC”) under Subchapter M of the Code. In order to qualify for the special tax treatment accorded RICs and their shareholders, each Fund must, among other things, distribute with respect to each taxable year an amount equal to or greater than the sum of 90% of its investment company taxable income and 90% of its net tax-exempt interest income. There can be no guarantee that a Fund will pay dividends. Taxable net realized gains from investment transactions, reduced by capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. The Funds may occasionally be required to make supplemental distributions at some other time during the year. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of each Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and

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Notes to Financial Statements (continued)

distributions from net investment income and net realized capital gains are determined in accordance with the requirements of the Code and the U.S. Treasury regulations. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their Federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions that exceed earnings and profit for tax purposes are reported for tax purposes as a return of capital.

3. ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

WTAM has overall responsibility for the general management and administration of the Trust. WTAM provides an investment program for each Fund. WTAM has arranged for BNY Mellon Asset Management North America Corporation (‘‘BNY Mellon AMNA’’) to provide sub-advisory services to the Funds. BNY Mellon AMNA is compensated by WTAM at no additional cost to the Funds. WTAM also arranges for transfer agency, custody, fund accounting, fund administration, securities lending and all other non-distribution related services necessary for the Funds to operate, which are generally under separate agreements entered into between the Trust on behalf of the Funds and the applicable service provider. Under the investment advisory agreement for each Fund, WTAM agrees to pay all expenses of the Funds, except for certain expenses described in Note 2.

Pursuant to a separate contractual arrangement, as also described in Note 2, WTAM arranges for the provision of CCO services with respect to each Fund, and is liable and responsible for, and administers, payments to the CCO, the Independent Trustees and counsel to the Independent Trustees in exchange for a fee, accrued daily and paid monthly in arrears, of up to 0.0044% per annum of each Fund’s average daily net assets. WTAM expects to receive advisory fees from each Fund, based on a percentage of the Fund’s average daily net assets, as shown in the following table:

Fund	Advisory Fee Rate
U.S. Dividend ex-Financials Fund	0.38%
U.S. Earnings 500 Fund	0.28%
U.S. High Dividend Fund	0.38%
U.S. LargeCap Dividend Fund	0.28%
U.S. MidCap Dividend Fund	0.38%
U.S. MidCap Earnings Fund	0.38%
U.S. Multifactor Fund	0.28%
U.S. Quality Dividend Growth Fund	0.28%
U.S. Quality Shareholder Yield Fund	0.38%
U.S. SmallCap Dividend Fund	0.38%
U.S. SmallCap Earnings Fund	0.38%
U.S. SmallCap Quality Dividend Growth Fund	0.38%
U.S. Total Dividend Fund	0.28%
U.S. Total Earnings Fund	0.28%

During the fiscal year ended March 31, 2018, the NAV of the U.S. MidCap Earnings Fund, U.S. Quality Dividend Growth Fund, U.S. SmallCap Dividend Fund, U.S. SmallCap Earnings Fund and the U.S. Total Dividend Fund (the “Impacted Funds”) was understated for a period of one day in December 2017 (the “Error Period”) resulting from an operational error. The Impacted Funds each received a reimbursement from BNY Mellon AMNA of $621, $1,034, $1,245, $2,213 and $662, respectively, for the loss that the Impacted Funds incurred. The dollar amount of the reimbursement is shown in each Impacted Fund’s Statements of Changes in Net Assets in “Payments by sub-advisor”.

Each Fund may purchase shares of affiliated ETFs in secondary market transactions to reduce cash balances. For these transactions, WTAM waives its advisory fees for each Fund’s investment in affiliated funds. The waivers may be reduced to offset the incremental costs related to these investments (fund accounting, safekeeping, transaction fees, etc.) that are paid by WTAM out of its advisory fee. The dollar amount of advisory fees waived during the period for the Funds, if any, are shown in the Statements of Operations in “Expense waivers”.

136	WisdomTree Domestic Equity Funds

Notes to Financial Statements (continued)

Affiliated holdings are funds which are managed by, or an affiliate of, WTAM. Transactions with affiliated funds during the fiscal year ended March 31, 2018 are as follows:

Fund	Value at 3/31/2017	Purchases/ Additions	Sales/ Reductions	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 3/31/2018	Dividend Income
U.S. Dividend ex-Financials Fund
U.S. LargeCap Dividend Fund	$576,613	$8,838,939	$8,494,345	$20,270	$(30,030)	$911,447	$46,336
U.S. MidCap Dividend Fund	572,891	8,887,869	8,545,052	5,882	(4,820)	916,770	40,935
Total	$1,149,504	$17,726,808	$17,039,397	$26,152	$(34,850)	$1,828,217	$87,271
U.S. Earnings 500 Fund
U.S. High Dividend Fund	$196,920	$2,148,672	$2,135,976	$(4,626)	$(425)	$204,565	$15,936

U.S. High Dividend Fund
U.S. Total Dividend Fund	$2,766,798	$18,010,325	$17,838,283	$17,141	$102,069	$3,058,050	$125,565

U.S. LargeCap Dividend Fund
U.S. Total Dividend Fund	$—	$25,798,365	$25,794,291	$(4,074)	$—	$—	$137,109

U.S. MidCap Dividend Fund
U.S. LargeCap Dividend Fund	$106,150	$41,242,089	$40,090,997	$313,867	$(83,858)	$1,487,251	$161,342

U.S. MidCap Earnings Fund
U.S. MidCap Dividend Fund	$1,613,146	$4,663,386	$4,365,322	$175,267	$24,152	$2,110,629	$66,712

U.S. Quality Shareholder Yield Fund
U.S. Earnings 500 Fund	$145,505	$137,754	$294,688	$13,692	$(2,263)	$—	$1,762
U.S. MidCap Earnings Fund	62,851	58,753	125,366	4,211	(449)	—	501
Total	$208,356	$196,507	$420,054	$17,903	$(2,712)	$—	$2,263

U.S. SmallCap Dividend Fund
U.S. MidCap Dividend Fund	$25,730,657	$33,217,635	$48,495,743	$655,435	$(558,831)	$10,549,153	$352,211

U.S. SmallCap Earnings Fund
U.S. MidCap Earnings Fund	$2,776,454	$918,471	$3,203,661	$169,312	$20,579	$681,155	$22,415

U.S. Total Dividend Fund
U.S. Total Earnings Fund	$47,084	$5,404,894	$5,548,347	$106,125	$1,361	$11,117	$16,754

Related Party Transactions — WTAM or its affiliates may from time to time own shares of a Fund. As of March 31, 2018, WTAM held shares of the following Funds which were purchased through an unaffiliated broker in ordinary brokerage transactions in the secondary market in which the Funds’ shares trade:

Fund	Fund Shares held by WTAM	Market Value of Fund Shares held by WTAM	Dividends paid to WTAM on Fund Shares
U.S. Dividend ex-Financials Fund	30	$2,536	$38
U.S. Earnings 500 Fund	794	24,114	202
U.S. High Dividend Fund	24	1,635	52
U.S. LargeCap Dividend Fund	372	32,918	743
U.S. MidCap Dividend Fund	330	11,260	197
U.S. MidCap Earnings Fund	306	11,836	129
U.S. Multifactor Fund	311	8,717	58
U.S. Quality Dividend Growth Fund	373	15,054	280
U.S. SmallCap Dividend Fund	163	4,466	118
U.S. SmallCap Earnings Fund	179	6,396	57
U.S. Total Dividend Fund	78	6,952	178

WisdomTree Domestic Equity Funds	137

Notes to Financial Statements (continued)

4. CAPITAL SHARE TRANSACTIONS

As of March 31, 2018, there were an unlimited number of $0.001 par value shares of beneficial interest authorized by the Trust. Shares are issued and redeemed by each Fund only in creation units or multiples thereof. Except when aggregated in creation units, shares of each Fund are not redeemable. Transactions in shares for each Fund are disclosed in detail in the Statements of Changes in Net Assets. The consideration for the purchase of creation units of a Fund generally consists of the in-kind contribution of a portfolio of equity securities and an amount of cash. Investors purchasing and redeeming creation units may be charged a purchase transaction fee and a redemption transaction fee to offset transfer and other transaction costs associated with the issuance and redemption of creation units.

The Board authorized a three-for-one stock split for the U.S. Earnings 500 Fund, U.S. MidCap Dividend Fund, U.S. SmallCap Dividend Fund and U.S. Total Earnings Fund, effective after the close of trading on November 9, 2017, for the shareholders of record on November 7, 2017. The impact of the stock split was to increase the number of shares outstanding by a factor of three, while decreasing the NAV per share by a factor of three, resulting in no effect on the net assets of the Funds. The financial statements for the Funds have been adjusted to reflect the stock split.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding purchases and sales resulting from in-kind capital share transactions and short-term investments) and the cost of purchases and the proceeds from sales resulting from in-kind capital share transactions (excluding short-term investments) for the fiscal year or period ended March 31, 2018 are shown in the following table. Realized gains and losses on sales resulting from in-kind capital share redemptions, as shown on the Statements of Operations, are not recognized by the Funds for tax purposes.

			In-kind Capital Share Transactions
Fund	Purchases	Sales	Purchases	Sales
U.S. Dividend ex-Financials Fund	$299,029,710	$297,614,736	$—	$114,759,317
U.S. Earnings 500 Fund	26,626,226	26,366,530	41,527,916	1,524,602
U.S. High Dividend Fund	206,782,652	206,558,602	107,156,777	333,019,244
U.S. LargeCap Dividend Fund	198,214,864	197,762,696	61,347,468	196,981,815
U.S. MidCap Dividend Fund	810,852,085	793,012,287	507,476,455	407,379,811
U.S. MidCap Earnings Fund	412,388,031	409,174,551	265,669,230	102,921,810
U.S. Multifactor Fund[1]	4,831,966	5,603,575	8,079,410	2,012,385
U.S. Quality Dividend Growth Fund	508,230,966	507,009,949	1,015,196,035	437,450,715
U.S. Quality Shareholder Yield Fund	37,704,266	37,660,593	—	21,355,384
U.S. SmallCap Dividend Fund	720,403,104	709,604,230	310,462,459	359,672,287
U.S. SmallCap Earnings Fund	256,282,748	254,944,308	113,829,093	67,065,424
U.S. SmallCap Quality Dividend Growth Fund	52,065,902	52,034,169	38,191,944	43,530,067
U.S. Total Dividend Fund	66,693,953	66,110,747	30,591,190	58,198,734
U.S. Total Earnings Fund	14,441,225	14,357,268	4,943,577	4,583,841

[1]	For the period June 29, 2017 (commencement of operations) through March 31, 2018.

6. FEDERAL INCOME TAXES

At March 31, 2018, the cost of investments (including securities on loan) for Federal income tax purposes was as follows:

Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
U.S. Dividend ex-Financials Fund	$771,247,093	$92,739,285	$(53,661,938)	$39,077,347
U.S. Earnings 500 Fund	152,336,649	36,714,400	(4,318,713)	32,395,687
U.S. High Dividend Fund	1,044,358,202	77,853,854	(84,179,299)	(6,325,445)
U.S. LargeCap Dividend Fund	1,662,325,947	348,501,980	(79,812,896)	268,689,084
U.S. MidCap Dividend Fund	2,880,349,596	357,758,690	(133,950,188)	223,808,502
U.S. MidCap Earnings Fund	976,201,450	122,142,235	(36,058,943)	86,083,292
U.S. Multifactor Fund	5,581,190	174,669	(110,353)	64,316
U.S. Quality Dividend Growth Fund	1,876,683,986	240,634,432	(53,809,030)	186,825,402

138	WisdomTree Domestic Equity Funds

Notes to Financial Statements (continued)

Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
U.S. Quality Shareholder Yield Fund	$43,978,133	$2,744,770	$(1,936,804)	$807,966
U.S. SmallCap Dividend Fund	2,094,814,354	172,831,264	(190,661,842)	(17,830,578)
U.S. SmallCap Earnings Fund	582,790,254	81,638,370	(32,770,487)	48,867,883
U.S. SmallCap Quality Dividend Growth Fund	107,276,446	6,608,743	(7,048,806)	(440,063)
U.S. Total Dividend Fund	472,961,997	126,123,749	(19,638,893)	106,484,856
U.S. Total Earnings Fund	57,612,586	14,740,709	(2,199,647)	12,541,062

At March 31, 2018, the components of accumulated earnings/(loss) on a tax-basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Capital and Other Losses	Net Unrealized Appreciation/ (Depreciation)	Total Accumulated Earnings/(Losses)
U.S. Dividend ex-Financials Fund	$—	$(1,318,159)	$39,077,347	$37,759,188
U.S. Earnings 500 Fund	173,524	(4,536,572)	32,395,687	28,032,639
U.S. High Dividend Fund	—	(17,516,442)	(6,325,445)	(23,841,887)
U.S. LargeCap Dividend Fund	224,829	(23,138,077)	268,689,084	245,775,836
U.S. MidCap Dividend Fund	1,249,643	(22,267,008)	223,808,502	202,791,137
U.S. MidCap Earnings Fund	1,228,530	(24,343,944)	86,083,292	62,967,878
U.S. Multifactor Fund	5,315	(58,584)	64,316	11,047
U.S. Quality Dividend Growth Fund	480,177	(1,331,675)	186,825,402	185,973,904
U.S. Quality Shareholder Yield Fund	27,184	(295,465)	807,966	539,685
U.S. SmallCap Dividend Fund	1,194,202	(54,143,025)	(17,830,578)	(70,779,401)
U.S. SmallCap Earnings Fund	398,502	(24,868,987)	48,867,883	24,397,398
U.S. SmallCap Quality Dividend Growth Fund	36,508	(7,765,355)	(440,063)	(8,168,910)
U.S. Total Dividend Fund	64,700	(5,967,514)	106,484,856	100,582,042
U.S. Total Earnings Fund	67,457	(935,380)	12,541,062	11,673,139

The tax character of distributions paid during the fiscal years or period ended March 31, 2018 and March 31, 2017 was as follows:

	Year Ended March 31, 2018		Year Ended March 31, 2017
Fund	Distributions Paid from Ordinary Income*		Distributions Paid from Ordinary Income*	Distributions Paid from Return of Capital
U.S. Dividend ex-Financials Fund	$28,141,027		$31,847,340	$595,266
U.S. Earnings 500 Fund	2,586,608		2,481,560	—
U.S. High Dividend Fund	38,366,808		42,845,450	—
U.S. LargeCap Dividend Fund	49,979,017		52,615,941	—
U.S. MidCap Dividend Fund	66,312,628		61,113,780	—
U.S. MidCap Earnings Fund	10,100,147		11,824,696	741,270
U.S. Multifactor Fund	35,735	[1]	—	—
U.S. Quality Dividend Growth Fund	34,344,320		19,234,813	—
U.S. Quality Shareholder Yield Fund	642,537		2,540,819	—
U.S. SmallCap Dividend Fund	57,037,610		53,414,249	—
U.S. SmallCap Earnings Fund	5,289,781		5,286,342	—
U.S. SmallCap Quality Dividend Growth Fund	2,305,555		1,556,351	—
U.S. Total Dividend Fund	15,363,975		15,055,118	—
U.S. Total Earnings Fund	1,103,114		1,209,582	13,120
*	Includes short-term capital gains, if any.

[1]	For the period June 29, 2017 (commencement of operations) through March 31, 2018.

WisdomTree Domestic Equity Funds	139

Notes to Financial Statements (continued)

At March 31, 2018, for Federal tax purposes, the Funds have capital loss carryforwards available to offset future capital gains through the years indicated. To the extent that these loss carryforwards are utilized, capital gains so offset will not be distributed to shareholders.

Fund	Capital Loss Available Through 2019	Short-Term Post-Effective No Expiration	Long-Term Post-Effective No Expiration	Capital Loss Available Total
U.S. Dividend ex-Financials Fund	$1,318,159	$—	$—	$1,318,159
U.S. Earnings 500 Fund	4,536,572	—	—	4,536,572
U.S. High Dividend Fund	17,516,442	—	—	17,516,442
U.S. LargeCap Dividend Fund	23,138,077	—	—	23,138,077
U.S. MidCap Dividend Fund	—	22,267,008	—	22,267,008
U.S. MidCap Earnings Fund	346,722	23,997,222	—	24,343,944
U.S. Multifactor Fund	—	58,584	—	58,584
U.S. Quality Dividend Growth Fund	—	1,331,675	—	1,331,675
U.S. Quality Shareholder Yield Fund	295,465	—	—	295,465
U.S. SmallCap Dividend Fund	6,604,794	32,530,748	15,007,483	54,143,025
U.S. SmallCap Earnings Fund	921,406	23,947,581	—	24,868,987
U.S. SmallCap Quality Dividend Growth Fund	—	6,314,059	1,451,296	7,765,355
U.S. Total Dividend Fund	5,967,514	—	—	5,967,514
U.S. Total Earnings Fund	935,380	—	—	935,380

Capital losses incurred after October 31 (“post-October capital losses”) and late year ordinary losses incurred after December 31 within the taxable year are deemed to arise on the first business day of each Fund’s next taxable year.

For the year or period ended March 31, 2018, the Funds did not incur or elect to defer any post-October capital losses or late year ordinary losses.

During the fiscal year or period ended March 31, 2018, the amount of capital loss carryforwards used to offset realized gains and the amount of capital loss carryforwards that expired unused are shown in the following table:

Fund	Expired Capital Loss Carryforward	Utilized Capital Loss Carryforward
U.S. Dividend ex-Financials Fund	$37,088,420	$46,150,608
U.S. Earnings 500 Fund	7,043,205	4,889,251
U.S. High Dividend Fund	—	28,854,687
U.S. LargeCap Dividend Fund	—	50,423,913
U.S. MidCap Dividend Fund	—	9,612,641
U.S. MidCap Earnings Fund	6,328,159	26,278,184
U.S. Multifactor Fund[1]	—	—
U.S. Quality Dividend Growth Fund	—	12,680,255
U.S. Quality Shareholder Yield Fund	6,758,869	6,834,203
U.S. SmallCap Dividend Fund	29,790,025	31,454,474
U.S. SmallCap Earnings Fund	4,654,874	12,532,581
U.S. SmallCap Quality Dividend Growth Fund	—	—
U.S. Total Dividend Fund	—	14,104,460
U.S. Total Earnings Fund	1,988,864	3,131,859
[1]	For the period June 29, 2017 (commencement of operations) through March 31, 2018.

140	WisdomTree Domestic Equity Funds

Notes to Financial Statements (concluded)

At March 31, 2018, the effect of permanent “book/tax” reclassifications resulted in increases (decreases) to the components of net assets as follows:

Fund	Undistributed Net Investment Income	Accumulated Net Realized Gain/(Loss)	Paid-in Capital
U.S. Dividend ex-Financials Fund	$26,427	$17,984,215	$(18,010,642)
U.S. Earnings 500 Fund	342	6,371,564	(6,371,906)
U.S. High Dividend Fund	23,835	(67,358,021)	67,334,186
U.S. LargeCap Dividend Fund	—	(54,137,175)	54,137,175
U.S. MidCap Dividend Fund	3,754	(133,704,445)	133,700,691
U.S. MidCap Earnings Fund	7,511	(34,756,662)	34,749,151
U.S. Multifactor Fund	50	(283,084)	283,034
U.S. Quality Dividend Growth Fund	—	(115,056,570)	115,056,570
U.S. Quality Shareholder Yield Fund	—	5,290,224	(5,290,224)
U.S. SmallCap Dividend Fund	14,679	(93,119,146)	93,104,467
U.S. SmallCap Earnings Fund	1,738	(24,125,414)	24,123,676
U.S. SmallCap Quality Dividend Growth Fund	843	(10,252,470)	10,251,627
U.S. Total Dividend Fund	10,733	(23,534,027)	23,523,294
U.S. Total Earnings Fund	262	395,217	(395,479)

These differences are primarily due to redemptions-in-kind, distributions in excess of current earnings, expiration of capital loss carryforwards, non-deductible excise tax paid, investment in real estate investment trusts and realized basis adjustments on securities.

GAAP provides guidance on tax provisions that prescribe a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Foreign taxes are provided for based on each Fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded. As of and during the fiscal year or period ended March 31, 2018, the Funds did not have any liabilities for unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in the future. If applicable, the Funds will recognize interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other” expenses on the Statements of Operations. The Funds file tax returns with the Internal Revenue Service, the State of New York, and various other states. Generally, each of the tax years in the four-year period ended March 31, 2018, remains subject to examination by taxing authorities.

WisdomTree Domestic Equity Funds	141

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of WisdomTree Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of WisdomTree Trust (the “Trust”) (comprising WisdomTree U.S. Dividend ex-Financials Fund (formerly, “WisdomTree Dividend ex-Financials Fund”), WisdomTree U.S. Earnings 500 Fund (formerly, “WisdomTree Earnings 500 Fund”), WisdomTree U.S. High Dividend Fund (formerly, “WisdomTree High Dividend Fund”), WisdomTree U.S. LargeCap Dividend Fund (formerly, “WisdomTree LargeCap Dividend Fund”), WisdomTree U.S. MidCap Dividend Fund (formerly, “WisdomTree MidCap Dividend Fund”), WisdomTree U.S. MidCap Earnings Fund (formerly, “WisdomTree MidCap Earnings Fund”), WisdomTree U.S. Multifactor Fund, WisdomTree U.S. Quality Dividend Growth Fund, WisdomTree U.S. Quality Shareholder Yield Fund (formerly, “WisdomTree LargeCap Value Fund”), WisdomTree U.S. SmallCap Dividend Fund (formerly, “WisdomTree SmallCap Dividend Fund”), WisdomTree U.S. SmallCap Earnings Fund (formerly, “WisdomTree SmallCap Earnings Fund”), WisdomTree U.S. SmallCap Quality Dividend Growth Fund, WisdomTree U.S. Total Dividend Fund (formerly, “WisdomTree Total Dividend Fund”), WisdomTree U.S. Total Earnings Fund (formerly, “WisdomTree Total Earnings Fund”) (collectively referred to as the “Funds”)) including the schedules of investments, as of March 31, 2018, and the related statements of operations, and changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds comprising WisdomTree Trust at March 31, 2018, the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Funds comprising the WisdomTree Trust	Statement of operations	Statements of changes in net assets	Financial highlights

WisdomTree U.S. Dividend ex-Financials Fund

WisdomTree U.S. Earnings 500 Fund

WisdomTree U.S. High Dividend Fund

WisdomTree U.S. LargeCap Dividend Fund

WisdomTree U.S. Quality Shareholder Yield Fund

WisdomTree U.S. MidCap Dividend Fund

WisdomTree U.S. MidCap Earnings Fund

WisdomTree U.S. SmallCap Dividend Fund

WisdomTree U.S. SmallCap Earnings Fund

WisdomTree U.S. Total Dividend Fund

WisdomTree U.S. Total Earnings Fund

	For the year ended March 31, 2018	For each of the two years in the period ended March 31, 2018	For each of the five years in the period ended March 31, 2018
WisdomTree U.S. Quality Dividend Growth Fund	For the year ended March 31, 2018	For each of the two years in the period ended March 31, 2018	For each of the four years in the period ended March 31, 2018 and the period from May 22, 2013 (commencement of operations) through March 31, 2014
WisdomTree U.S. SmallCap Quality Dividend Growth Fund	For the year ended March 31, 2018	For each of the two years in the period ended March 31, 2018	For each of the four years in the period ended March 31, 2018 and the period from July 25, 2013 (commencement of operations) through March 31, 2014
WisdomTree U.S. Multifactor Fund	For the period from June 29, 2017 (commencement of operations) through March 31, 2018

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

142	WisdomTree Domestic Equity Funds

Report of Independent Registered Public Accounting Firm (concluded)

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2018, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more WisdomTree investment companies since 2006.

New York, NY

May 24, 2018

WisdomTree Domestic Equity Funds	143

Trustees and Officers Information (unaudited)

The Board of Trustees is responsible for overseeing the management and affairs of the Funds and the Trust. The Board of Trustees elects the officers of the Trust who are responsible for administering the Trust’s day-to-day operations. Each Trustee serves until his or her successor is duly elected or appointed and qualified.

The address of each Trustee and Officer is c/o WisdomTree Asset Management, Inc., 245 Park Avenue, 35th Floor, New York, NY 10167.

Independent Trustees

Name and Year of Birth of Trustee/Officer	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Officer*	Other Directorships Held by Trustee During the Past 5 Years
David G. Chrencik^ (1948)	Trustee, 2014- present	Chief Financial Officer of Sarus Indochina Select LP (hedge fund) since 2012; Chief Financial Officer of GeoGreen BioFuels, Inc. (biodiesel fuel producer) from 2010 to 2014; Audit Partner at PricewaterhouseCoopers LLP (public accounting firm) from 1972 to 2009 (includes positions prior to becoming Audit Partner and predecessor firms).	80	Trustee, Vericimetry Funds (2011 to 2014); Director, Bennett Group of Funds (2011 to 2013); Trustee, del Rey Global Investors Funds (2011 to 2012).

Joel Goldberg# (1945)	Trustee, 2012- present	Attorney, Of Counsel at Stroock & Stroock & Lavan LLP (“Stroock”) since 2015; Attorney, Partner at Stroock from 2010 to 2013; Attorney, Partner at Willkie Farr & Gallagher LLP from 2006 to 2010.	80	Director, Better Business Bureau (Metropolitan New York, Long Island and the Mid-Hudson Region).

Toni Massaro† (1955)	Trustee, 2006- present	Dean Emerita at the University of Arizona James E. Rogers College of Law (“Rogers College of Law”) since 2009 (distinguished Emerita in July 2009); Dean at the Rogers College of Law from 1999 to 2009; Regents’ Professor since 2006; Milton O. Riepe Chair in Constitutional Law since 1997; Professor at the Rogers College of Law since 1990.	80	None

Melinda A. Raso Kirstein‡ (1955)	Trustee, 2014- present	Retired since 2004, Merrill Lynch Investment Management, Vice President; Senior Portfolio Manager, Fixed Income Management; Director, Tax Exempt Fund Management.	80	Associate Alumnae of Douglass College, Member of Investment Committee.

Victor Ugolyn (1947)	Trustee, 2006- present; Chairman of the Board of Trustees, 2006-present	Private Investor, 2005 to present; President and Chief Executive Officer of William D. Witter, Inc. from 2005 to 2006; Consultant to AXA Enterprise in 2004; Chairman, President and Chief Executive Officer of Enterprise Capital Management (subsidiary of The MONY Group, Inc.) and Enterprise Group of Funds, Chairman of MONY Securities Corporation, and Chairman of the Fund Board of Enterprise Group of Funds from 1991 to 2004.	80	Member of the Board of Governors of Naismith Memorial Basketball Hall of Fame (2001-2016).

*	As of March 31, 2018.

^	Chair of the Audit Committee.

#	Chair of the Contracts Review Committee.

†	Chair of the Governance, Nominating and Compliance Committee.

‡	Chair of the Investment Committee.

144	WisdomTree Domestic Equity Funds

Trustees and Officers Information (unaudited) (concluded)

Interested Trustee and Officers

Name and Year of Birth of Trustee/Officer	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Officer*	Other Directorships Held by Trustee During the Past 5 Years
Jonathan Steinberg** (1964)	Trustee, 2005- present President, 2005-present	President, WisdomTree Investments, Inc. and WisdomTree Asset Management, Inc. since 2012; Chief Executive Officer, WisdomTree Investments, Inc. and WisdomTree Asset Management, Inc. since 2005.	80	Director, WisdomTree Investments, Inc. and WisdomTree Asset Management, Inc.

David Castano** (1971)	Treasurer, 2013- present	Director of Fund Accounting & Administration, WisdomTree Asset Management, Inc., since 2011.	80	None

Terry Jane Feld** (1960)	Chief Compliance Officer, 2012- present	Chief Compliance Officer, WisdomTree Asset Management, Inc. since 2012; Senior Compliance Officer, WisdomTree Asset Management since 2011.	80	None

Ryan Louvar** (1972)	Secretary and Chief Legal Officer, 2013- present	General Counsel, WisdomTree Asset Management, Inc. since 2013; Vice President and Senior Managing Counsel, State Street, 2005 to 2013.	80	None

Joanne Antico** (1975)	Assistant Secretary, 2018- present	Senior Investment Management Counsel, WisdomTree Asset Management, Inc. since 2016; Executive Director and Assistant Secretary, Morgan Stanley Investment Management Inc., 2005 to 2016.	80	None

Clint Martin** (1977)	Assistant Treasurer, 2015-present	Fund Manager, Fund Accounting & Administration, WisdomTree Asset Management, Inc., since 2012; Vice President of Legg Mason & Co. and served as Assistant Treasurer from 2010 to 2012 and Assistant Controller from 2006 to 2010 of certain mutual funds associated with Legg Mason & Co.	80	None

*	As of March 31, 2018.

**	Elected by and serves at the pleasure of the Board.

WisdomTree Domestic Equity Funds	145

Supplemental Information (unaudited)

Federal Income Tax Information

The following Federal tax information related to the Funds’ fiscal year or period ended March 31, 2018, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2019.

Certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year or period ended March 31, 2018, the following represents the maximum amount of ordinary income distributions that may be considered qualified dividend income:

Fund	Qualified Dividend Income
U.S. Dividend ex-Financials Fund	$28,141,027
U.S. Earnings 500 Fund	2,586,608
U.S. High Dividend Fund	37,398,084
U.S. LargeCap Dividend Fund	49,979,017
U.S. MidCap Dividend Fund	59,746,997
U.S. MidCap Earnings Fund	10,100,147
U.S. Multifactor Fund[1]	35,735
U.S. Quality Dividend Growth Fund	34,344,320
U.S. Quality Shareholder Yield Fund	642,537
U.S. SmallCap Dividend Fund	45,657,641
U.S. SmallCap Earnings Fund	5,289,781
U.S. SmallCap Quality Dividend Growth Fund	2,124,337
U.S. Total Dividend Fund	15,363,975
U.S. Total Earnings Fund	1,103,114

The following represents the percentage of dividends paid during the fiscal year or period ended March 31, 2018, that qualify for the 70% dividends received deduction for corporate shareholders:

Fund	Dividends-Received Deduction
U.S. Dividend ex-Financials Fund	100.00%
U.S. Earnings 500 Fund	93.71%
U.S. High Dividend Fund	97.56%
U.S. LargeCap Dividend Fund	99.55%
U.S. MidCap Dividend Fund	88.49%
U.S. MidCap Earnings Fund	89.16%
U.S. Multifactor Fund[1]	87.05%
U.S. Quality Dividend Growth Fund	99.87%
U.S. Quality Shareholder Yield Fund	95.94%
U.S. SmallCap Dividend Fund	78.51%
U.S. SmallCap Earnings Fund	92.99%
U.S. SmallCap Quality Dividend Growth Fund	92.86%
U.S. Total Dividend Fund	99.58%
U.S. Total Earnings Fund	94.24%
[1]	For the period June 29, 2017 (commencement of operations) through March 31, 2018.

146	WisdomTree Domestic Equity Funds

General Information (unaudited)

Proxy Voting Policies, Procedures and Record

A complete copy of the Proxy Voting Policy may be obtained upon request, at no charge, by calling 1-866-909-WISE (9473) or writing to: WisdomTree Trust, c/o Foreside Fund Services, LLC, Three Canal Plaza Suite 100, Portland, ME, 04101.

The Trust is required to disclose annually the Funds’ complete proxy voting record on Form N-PX covering the most recent 12-month period ended June 30 and to file Form N-PX with the SEC no later than August 31 of each year. The current Form N-PX for the Funds is available at no charge upon request by calling 1-866-909-WISE (9473) or through the Trust’s website at www.wisdomtree.com. The Funds’ Form N-PX is also available on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Funds are required to file their complete schedule of portfolio holdings with the SEC for their first and third fiscal quarters on Form N-Q. Copies of the filings are available, without charge, on the SEC’s website at www.sec.gov and are also available by calling the Trust at 1-866-909-WISE (9473). You can also obtain copies of Form N-Q by (i) visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC’s Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.

Information about each Fund’s portfolio holdings is available daily, without charge, at www.wisdomtree.com.

The Statement of Additional Information (“SAI”) has additional information about the Funds’ Trustees and Officers and is available without charge upon request. Contact your financial representative for a free prospectus or SAI.

Frequency Distribution of Discounts & Premiums

Information about differences between the per share net asset value of each Fund and the market trading price of shares of each Fund are available, without charge, at www.wisdomtree.com.

WisdomTree Domestic Equity Funds	147

The WisdomTree Family of Funds

The following is a list of WisdomTree Funds being offered, along with their respective ticker symbols, as of March 31, 2018:

WisdomTree Domestic Equity Funds

WisdomTree U.S. Dividend ex-Financials Fund (DTN)

WisdomTree U.S. Earnings 500 Fund (EPS)

WisdomTree U.S. High Dividend Fund (DHS)

WisdomTree U.S. LargeCap Dividend Fund (DLN)

WisdomTree U.S. MidCap Dividend Fund (DON)

WisdomTree U.S. MidCap Earnings Fund (EZM)

WisdomTree U.S. Multifactor Fund (USMF)

WisdomTree U.S. Quality Dividend Growth Fund (DGRW)

WisdomTree U.S. Quality Shareholder Yield Fund (QSY)

WisdomTree U.S. SmallCap Dividend Fund (DES)

WisdomTree U.S. SmallCap Earnings Fund (EES)

WisdomTree U.S. SmallCap Quality Dividend Growth Fund (DGRS)

WisdomTree U.S. Total Dividend Fund (DTD)

WisdomTree U.S. Total Earnings Fund (EXT)

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

WisdomTree Australia Dividend Fund (AUSE)

WisdomTree Dynamic Currency Hedged Europe Equity Fund (DDEZ)

WisdomTree Dynamic Currency Hedged International Equity Fund (DDWM)

WisdomTree Dynamic Currency Hedged International Quality Dividend Growth Fund (DHDG)

WisdomTree Dynamic Currency Hedged International SmallCap Equity Fund (DDLS)

WisdomTree Dynamic Currency Hedged Japan Equity Fund (DDJP)

WisdomTree Europe Hedged Equity Fund (HEDJ)

WisdomTree Europe Hedged SmallCap Equity Fund (EUSC)

WisdomTree Europe Domestic Economy Fund (EDOM)

WisdomTree Europe Quality Dividend Growth Fund (EUDG)

WisdomTree Europe SmallCap Dividend Fund (DFE)

WisdomTree Germany Hedged Equity Fund (DXGE)

WisdomTree Global Hedged SmallCap Dividend Fund (HGSD)

WisdomTree International Dividend ex-Financials Fund (DOO)

WisdomTree International Equity Fund (DWM)

WisdomTree International Hedged Quality Dividend Growth Fund (IHDG)

WisdomTree International High Dividend Fund (DTH)

WisdomTree International LargeCap Dividend Fund (DOL)

WisdomTree International MidCap Dividend Fund (DIM)

WisdomTree International Quality Dividend Growth Fund (IQDG)

WisdomTree International SmallCap Dividend Fund (DLS)

WisdomTree Japan Hedged Equity Fund (DXJ)

WisdomTree Japan Hedged Financials Fund (DXJF)

WisdomTree Japan Hedged Quality Dividend Growth Fund (JHDG)

WisdomTree Japan Hedged SmallCap Equity Fund (DXJS)

WisdomTree Japan SmallCap Dividend Fund (DFJ)

WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets

WisdomTree Asia Pacific ex-Japan Fund (AXJL)

WisdomTree China ex-State-Owned Enterprises Fund (CXSE)

WisdomTree Emerging Markets Consumer Growth Fund (EMCG)

WisdomTree Emerging Markets Dividend Fund (DVEM)

WisdomTree Emerging Markets ex-State-Owned Enterprises Fund (XSOE)

WisdomTree Emerging Markets High Dividend Fund (DEM)

WisdomTree Emerging Markets Quality Dividend Growth Fund (DGRE)

WisdomTree Emerging Markets SmallCap Dividend Fund (DGS)

WisdomTree Global ex-Mexico Equity Fund (XMX)

WisdomTree Global ex-U.S. Quality Dividend Growth Fund (DNL)

WisdomTree Global ex-U.S. Real Estate Fund (DRW)

WisdomTree Global High Dividend Fund (DEW)

WisdomTree Global SmallCap Dividend Fund (GSD)

WisdomTree India Earnings Fund (EPI)

WisdomTree ICBCCS S&P China 500 Fund (WCHN)

WisdomTree Middle East Dividend Fund (GULF)

WisdomTree Currency Strategy Funds

WisdomTree Bloomberg U.S. Dollar Bullish Fund (USDU)

WisdomTree Brazilian Real Strategy Fund (BZF)

WisdomTree Chinese Yuan Strategy Fund (CYB)

WisdomTree Emerging Currency Strategy Fund (CEW)

WisdomTree Fixed Income Funds

WisdomTree Asia Local Debt Fund (ALD)

WisdomTree Barclays Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

WisdomTree Barclays Yield Enhanced U.S. Short-Term Aggregate Bond Fund (SHAG)

WisdomTree Barclays Negative Duration U.S. Aggregate Bond Fund (AGND)

WisdomTree Barclays Interest Rate Hedged U.S. Aggregate Bond Fund (AGZD)

WisdomTree Bloomberg Floating Rate Treasury Fund (USFR)

WisdomTree Negative Duration High Yield Bond Fund (HYND)

WisdomTree Interest Rate Hedged High Yield Bond Fund (HYZD)

WisdomTree Emerging Markets Corporate Bond Fund (EMCB)

WisdomTree Emerging Markets Local Debt Fund (ELD)

WisdomTree Fundamental U.S. Corporate Bond Fund (WFIG)

WisdomTree Fundamental U.S. High Yield Corporate Bond Fund (WFHY)

WisdomTree Fundamental U.S. Short-Term Corporate Bond Fund (SFIG)

WisdomTree Fundamental U.S. Short-Term High Yield Corporate Bond Fund (SFHY)

WisdomTree Alternative Funds

WisdomTree CBOE Russell 2000 PutWrite Strategy Fund (RPUT)

WisdomTree CBOE S&P 500 PutWrite Strategy Fund (PUTW)

WisdomTree Continuous Commodity Index Fund (GCC)

WisdomTree Dynamic Bearish U.S. Equity Fund (DYB)

WisdomTree Dynamic Long/Short U.S. Equity Fund (DYLS)

WisdomTree Managed Futures Strategy Fund (WTMF)

WisdomTree Asset Allocation Funds

WisdomTree Balanced Income Fund (WBAL)

The WisdomTree Funds are exchange traded funds (“ETFs”) registered with the United States Securities and Exchange Commission as separate series (“Funds”) of WisdomTree Trust (“Trust”). WisdomTree Asset Management, Inc., a wholly owned subsidiary of WisdomTree Investments, Inc., serves as the investment adviser to the Trust. None of the WisdomTree entities are affiliated with Foreside Fund Services, LLC, the Funds’ distributor. WisdomTree Investments, its affiliates and their independent providers are not liable for any informational errors, incompleteness, delays, or for any actions taken in reliance on information contained herein.

Investors should consider the investment objectives, risks, charges and expenses of the Funds carefully before investing. A prospectus, containing this and other information, is available at www.wisdomtree.com, or by calling 1-866-909-WISE (9473). Investors should read the prospectus carefully before investing. There are risks associated with investing, including possible loss of principal. Past performance does not guarantee future results. Indexes are unmanaged and you cannot invest directly in an index.

There are risks associated with investing, including possible loss of principal. Funds focusing their investments on certain sectors and/or smaller companies increase their vulnerability to any single economic or regulatory development. This may result in greater share price volatility. Due to the investment strategy of certain Funds they may make higher capital gain distributions than other ETFs. Please read the Fund’s prospectus for specific details regarding the Fund’s risk profile.

Transactions in Fund shares will result in brokerage commissions and will generate tax consequences. Shares may be sold through brokerage accounts, but may be redeemed from the Funds only by Authorized Participants in large creation unit sizes of shares.

WisdomTree Trust

245 Park Avenue, 35th Floor

New York, NY 10167

WisdomTree Domestic Equity Funds

WisdomTree U.S. Dividend ex-Financials Fund (DTN)

(formerly, WisdomTree Dividend ex-Financials Fund)

WisdomTree U.S. Earnings 500 Fund (EPS)

(formerly, WisdomTree Earnings 500 Fund)

WisdomTree U.S. High Dividend Fund (DHS)

(formerly, WisdomTree High Dividend Fund)

WisdomTree U.S. LargeCap Dividend Fund (DLN)

(formerly, WisdomTree LargeCap Dividend Fund)

WisdomTree U.S. MidCap Dividend Fund (DON)

(formerly, WisdomTree MidCap Dividend Fund)

WisdomTree U.S. MidCap Earnings Fund (EZM)

(formerly, WisdomTree MidCap Earnings Fund)

WisdomTree U.S. Multifactor Fund (USMF)

WisdomTree U.S. Quality Dividend Growth Fund (DGRW)

WisdomTree U.S. Quality Shareholder Yield Fund (QSY)

(formerly, WisdomTree U.S. LargeCap Value Fund (EZY))

WisdomTree U.S. SmallCap Dividend Fund (DES)

(formerly, WisdomTree SmallCap Dividend Fund)

WisdomTree U.S. SmallCap Earnings Fund (EES)

(formerly, WisdomTree SmallCap Earnings Fund)

WisdomTree U.S. SmallCap Quality Dividend Growth Fund (DGRS)

WisdomTree U.S. Total Dividend Fund (DTD)

(formerly, WisdomTree Total Dividend Fund)

WisdomTree U.S. Total Earnings Fund (EXT)

(formerly, WisdomTree Total Earnings Fund)

WisdomTree Fund shares are distributed by Foreside Fund Services, LLC, in the U.S. only.

WTGM-0796

Item 2.	Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(f)	The code of ethics is attached hereto as exhibit 13(a)(1).

Item 3.	Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that the Registrant has one audit committee financial expert, as that term is defined under Item 3(b) and 3(c), serving on its audit committee. The audit committee financial expert serving on the Registrant’s audit committee is David Chrencik, who is an independent Trustee of the Trust, as that term is defined under Item 3(a) (2).

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $1,151,110 for 2018 and $1,273,638 for 2017.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $119,774 for 2018 and $140,141 for 2017.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $657,960 for 2018 and $847,636 for 2017.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2018 and $0 for 2017.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Per Rule 2-01(c) (7) (A), the Registrant’s audit committee charter provides that the audit committee shall select and approve in advance the retention of independent accountants to annually audit and provide their opinion on the Registrant’s financial statements. The audit committee must also approve prior to appointment the engagement of the principal accountant to provide other audit services to the Registrant or to provide non-audit services to the Registrant, its investment adviser, or any entity controlling, controlled by, or under common control with its investment adviser (“adviser/affiliate”) that provides ongoing services to the Registrant, if the engagement by the investment adviser or adviser affiliate relates directly to the operations and financial reporting of the Registrant. The audit committee must also, prior to appointment of the engagement of the principal accountant, review and approve the fees proposed to be charged to the Registrant by the auditors for each audit and non-audit service. The audit committee must also consider whether non-audit services provided by the Registrant’s principal accountant to the Registrant’s investment adviser, or adviser/affiliate that provides ongoing services to the Trust are compatible with maintaining the auditor’s independence.

(e)(2)	The Registrant’s Audit committee has approved 100% of services described in each of Items 4(b) through (d) pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $657,960 for 2018 and $847,636 for 2017.

(h)	Not applicable.

Item 5.	Audit Committee of Listed registrants.

The Registrant is an issuer as defined in Rule 10A-3 under the Exchange Act and has a separately-designated standing audit committee established in accordance with Section 3(a) (58)A of the Exchange Act. The Registrant’s audit committee members are David Chrencik, Melinda Raso Kirstein and Victor Ugolyn.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13.	Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	WisdomTree Trust

By (Signature and Title)	/s/ Jonathan L. Steinberg
Jonathan L. Steinberg, President
(principal executive officer)

Date: June 4, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Jonathan L. Steinberg
Jonathan L. Steinberg, President
(principal executive officer)

Date: June 4, 2018

By (Signature and Title)	/s/ David Castano
David Castano, Treasurer
(principal financial officer)

Date: June 4, 2018